Exhibit 99.1

WEIL GOTSHAL & MANGES LLP

767 Fifth Avenue

New York, New York 10153

Telephone: (212) 310-8000

Facsimile: (212) 310-8007

Jacqueline Marcus

Attorneys for Debtors

and Debtors in Possession

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

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:
In re	:	Chapter 11 Case No.
:
LEHMAN BROTHERS HOLDINGS INC., et al.,	:	08-13555 (JMP)
:
Debtors.	:	(Jointly Administered)
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PLAN SUPPLEMENT

TO THE HONORABLE JAMES M. PECK

UNITED STATES BANKRUPTCY JUDGE:

This Plan Supplement contains documents and schedules filed in connection with the Third Amended Joint Chapter 11 Plan of Lehman Brothers Holdings Inc. and its Affiliated Debtors, dated August 31, 2011 (the “Plan”).1 Included in this Plan Supplement are the following:

Exhibit 1	– Form of Revised Certificate of Incorporation and By-Laws for Each Debtor
Pursuant to Section 7.7 of the Plan

Exhibit 2	– Schedule of Executory Contracts and Unexpired Leases to Be Assumed
Pursuant to Section 11.1 of the Plan

Exhibit 3	– Plan Trust Agreement

Exhibit 4	–Form of Debtor Allocation Agreement

[1]	Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Plan.

Exhibit 5 – Copies of Settlement Agreements Among Debtors and Non-Controlled

Affiliates Pursuant to Section 6.5(b)(vi) of the Plan

Exhibit 6 – Copies of Settlement Agreements Among Debtors and Any Creditors Pursuant to Section 6.5(j) of

the Plan

Exhibit 7 – Amendment to the Plan

Exhibit 8 – Updated Recovery Analyses for SASCO and LBCC

Exhibit 9 – Schedule of Claims by Debtor-Controlled Entities

Exhibit 10 – Reconciliation of Ownership of Assets

Exhibit 11 – List of Debtors and Debtor-Controlled Entities to Be Dissolved or Merged Pursuant to the Plan

The Debtors reserve the right to alter, amend, update, supplement, or modify the Plan Supplement.

Pursuant to Section 15.5 of the Plan, the Plan Supplement may be obtained on the Debtors’ independent website at www.lehman-docket.com or by request to the Debtors in accordance with section 15.12 of the Plan.

Dated: October 25, 2011

New York, New York

/s/ Jacqueline Marcus

Jacqueline Marcus

WEIL, GOTSHAL & MANGES LLP

767 Fifth Avenue

New York, New York 10153

Telephone: (212) 310-8000

Facsimile: (212) 310-8007

Attorneys for Debtors

and Debtors in Possession

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EXHIBIT 1

FORM OF REVISED CERTIFICATE OF INCORPORATION

AND BY-LAWS FOR EACH DEBTOR PURSUANT TO

SECTION 7.7 OF THE PLAN

EXHIBIT 1

PART A – LEHMAN BROTHERS HOLDINGS INC.

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

LEHMAN BROTHERS HOLDINGS INC.

Lehman Brothers Holdings Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies as follows:

1. The name of the Corporation is Lehman Brothers Holdings Inc.

2. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on December 29, 1983 pursuant to the DGCL.

3. This Amended and Restated Certificate of Incorporation amends and restates in its entirety the Certificate of Incorporation of the Corporation, as amended.

4. On September 15, 2008 and periodically thereafter, the Corporation and certain of its affiliates each commenced a voluntary case under title 11, chapter 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).

5. This Amended and Restated Certificate of Incorporation has been deemed approved without the need for Board of Directors or stockholder approval pursuant to Section 303 of the DGCL because it has been adopted pursuant to the Third Amended Joint Chapter 11 Plan of Lehman Brothers Holdings Inc. and its affiliated debtors, as confirmed on [—] by the Bankruptcy Court (the “Plan”).

6. This Amended and Restated Certificate of Incorporation has been duly executed and acknowledged by a representative of the Corporation appointed pursuant to the Plan in accordance with the provisions of Sections 242, 245 and 303 of the DGCL.

7. The text of the Certificate of Incorporation is hereby amended and restated to read, in its entirety, as follows:

FIRST: The name of the corporation is Lehman Brothers Holdings Inc.

SECOND: The address of the registered office of the Corporation in the State of Delaware is Corporation Service Company, 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle 19808. The name of the registered agent of the Corporation in the State of Delaware at such address is Corporation Service Company.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity (a) for which a corporation may be organized under the DGCL and (b) as contemplated by the Plan.

FOURTH: The total number of shares of capital stock which the Corporation shall have the authority to issue is one (1) share of Common Stock, $0.01 par value per share, which shall be issued to that certain Plan Trust (the “Plan Trust”) established pursuant to the Plan to hold such share for the benefit of certain former holders of the capital stock of the Corporation consistent with their former relative priority and economic entitlements and to carry out the purposes of the Plan. The Corporation shall not be authorized to issue any non-voting capital stock of any class, series or other designation to the extent prohibited by section 1123(a)(6) of the Bankruptcy Code; provided, however, that, the foregoing restriction shall (i) have no further force and effect beyond that required under section 1123(a)(6) of the Bankruptcy Code and (ii) only have such force and effect to the extent and for so long as section 1123(a)(6) of the Bankruptcy Code is in effect and applies to the Corporation.

FIFTH: The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation, and of its directors and stockholders:

1. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors of the Corporation. The election of directors need not be by written ballot.

2. The number of directors which shall constitute the entire Board of Directors shall be seven (7) persons. The initial directors shall be selected by that certain Director Selection Committee (as defined in the Plan) established pursuant to the Plan and the Order of the Bankruptcy Court dated November __, 2011. The initial directors shall each have initial terms of one year. The directors shall thereafter be elected (a) at the annual meeting of the stockholder by the holder of the one (1) share of capital stock issued and outstanding and entitled to vote thereat, represented in person or by proxy or (b) by action in lieu of such meeting, and each director elected at such annual meeting or by such action shall hold office until the next annual meeting of the stockholder and until his successor shall be elected and shall qualify, subject, however, to prior death, disability, resignation, retirement, disqualification or removal from office.

3. Any vacancies on the Board of Directors resulting from death, disability, resignation, retirement, disqualification, removal from office or other cause shall be filled by a vote of the stockholder of the Corporation.

4. Any director or the entire Board of Directors may be removed only for cause by the stockholder.

5. In furtherance and not in limitation of the powers conferred by law, the Board of Directors or the stockholder of the Corporation are expressly authorized to alter, amend, repeal, in whole or in part, or adopt new bylaws of the Corporation (the “By-Laws”), subject to the requirements of the Bankruptcy Code and in accordance with the Plan; provided, however, that notice of such alteration, amendment, repeal or adoption shall be contained in the notice of meeting of the stockholder or the Board of Directors, as the case may be, at which such action is proposed to be taken. Any such alteration, amendment, repeal or adoption must be approved by the affirmative vote of either the holder of the one (1) share of capital stock of the Corporation

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issued and outstanding and entitled to vote thereon or, unless a higher percentage is required by law or by the By-Laws, a majority of the entire Board of Directors then in office.

SIXTH:

1. A director shall not be personally liable to the Corporation or its stockholder for monetary damages for breach of fiduciary duty as a director; provided that this sentence shall not eliminate or limit the liability of a director (i) for any breach of his duty of loyalty to the Corporation or its stockholder, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derives an improper personal benefit. If the DGCL is amended after the date this Amended and Restated Certificate of Incorporation becomes effective to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

2. Neither the amendment nor repeal of this Article Sixth, nor the adoption of any provision of this Amended and Restated Certificate of Incorporation inconsistent with this Article Sixth, shall eliminate or reduce the effect of such provisions, in respect of any matter occurring prior to such amendment, repeal or adoption of an inconsistent provision or in respect of any act or omission occurring prior to such amendment, repeal or adoption of an inconsistent provision, regardless of when any cause of action, suit or claim relating to any such matter accrued or matured or was commenced, and such provision shall continue to have effect in respect of such act, omission or matter as if such provision had not been so amended or repealed or if a provision inconsistent therewith had not been so adopted.

SEVENTH:

1. The Corporation shall have the power to indemnify to the fullest extent permitted, from time to time, by applicable law any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative in nature by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or, while a director, officer, employee or agent of the Corporation, is or was serving at the request of the Corporation as a director, officer, trustee, employee or agent of or in any other capacity with another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including attorneys’ fees), judgments, fines, penalties and amounts paid in settlement in connection with such action, suit or proceeding. The Corporation shall have the power to enter into agreements providing any such indemnity.

2. The Corporation shall have the power to advance to a director, officer, employee or agent of the Corporation expenses incurred in connection with defending any action, suit or proceeding referred to above or in the By-Laws at any time before the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the indemnified person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this Article Seventh or as provided in the By-

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Laws. The Corporation shall have the power to enter into agreements providing for such advancement of expenses.

3. The indemnification and other rights provided for in this Article Seventh shall not be exclusive of any provision with respect to indemnification or the payment of expenses in the By-Laws or any other contract or agreement between the Corporation and any officer, director, employee or agent of the Corporation or any other person.

4. Neither the amendment nor repeal of this Article Seventh, nor the adoption of any provision of this Amended and Restated Certificate of Incorporation inconsistent with this Article Seventh, shall eliminate or reduce the effect of such provisions in respect of any act or omission or any matter occurring prior to such amendment, repeal or adoption of an inconsistent provision regardless of when any cause of action, suit or claim relating to any such matter accrued or matured or was commenced, and such provision shall continue to have effect in respect of such act, omission or matter as if such provision had not been so, amended or repealed or if a provision inconsistent therewith had not been so adopted.

EIGHTH: Meetings of the stockholder may be held within or outside the State of Delaware, as the By-Laws may provide. The books of the Corporation may be kept (subject to any provision contained in the DGCL) at such place or places as may be designated from time to time by the Board of Directors or in the By-Laws.

NINTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in any manner now or hereafter prescribed by law, subject to the requirements of the Bankruptcy Code and in accordance with the Plan, and all rights conferred upon the stockholder of the Corporation or others herein are granted subject to this reservation.

TENTH: The Corporation shall be responsible for payment of all actual, reasonable and necessary costs and expenses incurred by the Plan Trust and Plan Trustees pursuant to the Plan and that certain Plan Trust Agreement dated [    ].

ELEVENTH: Notwithstanding anything to the contrary herein, in the case of any inconsistency between this Amended and Restated Certificate of Incorporation and the Plan, the Plan shall govern.

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IN WITNESS WHEREOF, Lehman Brothers Holdings Inc. has caused this Certificate of Incorporation to be signed by                     , its Authorized Representative, on the      day of     , 201    .

Lehman Brothers Holdings Inc.

By:
Name:
Title: Authorized Representative

LEHMAN BROTHERS HOLDINGS INC.

Incorporated Under the Laws of the

State of Delaware

AMENDED AND RESTATED

BY-LAWS

ARTICLE I

OFFICES

Lehman Brothers Holdings Inc. (the “Corporation”) shall maintain a registered office in the State of Delaware. The Corporation may also have other offices at such places, either within or outside the State of Delaware, as the board of directors of the Corporation (the “Board of Directors”) may from time to time designate or the business of the Corporation may require.

ARTICLE II

STOCKHOLDER

Section 1. Place of Meetings. Meetings of the sole stockholder of the Corporation (the “Stockholder”) for the election of directors or for any other purpose shall be held on such date, at such time and at such place, either within or outside the State of Delaware, as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof. Only if so determined by the Board of Directors, in its sole discretion, a meeting of the Stockholder may be held not at any place, but may instead be held solely by means of remote communication, as provided in the General Corporation Law of the State of Delaware.

Section 2. Annual Meeting. The Annual Meeting of the Stockholder shall be held on such date and at such time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting, at which meeting the Stockholder shall elect a Board of Directors and transact only such other business as is properly brought before the meeting. Notice of the Annual Meeting of the Stockholder stating the place, date and hour of the meeting shall be given as permitted by law to the Stockholder not less than ten (10) nor more than sixty (60) days before the date of the meeting.

Section 3. Special Meetings. Unless otherwise prescribed by law or the Amended and Restated Certificate of Incorporation (such Certificate, as amended from time to time, the “Certificate of Incorporation”), special meetings of the Stockholder may be called only by the Stockholder, the Chairman of the Board, the Chief Executive Officer, the President in the absence or disability of the Chairman of the Board and the Chief Executive Officer, or the Secretary at the request of the Board of Directors. Notice of a Special Meeting stating the place, date and hour of the meeting and the purposes for which the meeting is called shall be given not less than ten (10) nor more than sixty (60)

days before the date of the meeting to the Stockholder. Only such business as is specified in the notice of special meeting shall come before such meeting.

Section 4. Quorum. Except as otherwise provided by law or by the Certificate of Incorporation, the Stockholder, as the holder of the one (1) share of capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the Stockholder for the transaction of business.

Section 5. Voting. When a quorum is present or represented at any meeting, the vote of the Stockholder, as the holder of the one (1) share of capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall decide any question brought before such meeting. The Stockholder shall be entitled at every meeting of the Stockholder to one vote for the share of stock held by it, and such vote may be cast either in person or by proxy, provided that the Stockholder may not exercise any such voting rights in conflict with Article VII of the Third Amended Joint Chapter 11 Plan of Lehman Brothers Holdings Inc. and its affiliated debtors pursuant to Section 1125 of the Bankruptcy Code (the “Plan”).

Section 6. Action by Stockholder Without a Meeting. Any action required to be taken at any annual or special meeting of the Stockholder, or any action which may be taken at any annual or special meeting of the Stockholder, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the Stockholder, as the holder of the one (1) share of capital stock issued and outstanding and entitled to vote thereat, and shall be delivered to the Corporation by delivery to its principal place of business or to an officer or agent of the Corporation having custody of the book in which proceedings of meetings of the Stockholder are recorded.

ARTICLE III

DIRECTORS

Section 1. Number; Election; Tenure; Qualification; Vacancies; Removal. Except as otherwise provided herein, matters relating to the number, election, tenure, qualification, vacancies and removal of directors are addressed in the Certificate of Incorporation.

Section 2. Duties and Powers. The business of the Corporation shall be managed by or under the direction of the Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation, the Plan Trust Agreement dated [                    ], or by these By-Laws directed or required to be exercised or done solely by the Stockholder. Following the Effective Date (as such term is defined in the Plan), the Board of Directors shall, in addition to its foregoing duties, be responsible for (i) instructing and supervising the Debtors (as such term is defined in the Plan) and the Corporation with respect to their responsibilities under the Plan; (ii) reviewing and approving the prosecution of adversary

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and other proceedings, if any, including approving proposed settlements thereof; (iii) reviewing and approving objections to and proposed settlements of Disputed Claims (as such term is defined in the Plan); and (iv) performing such other duties that may be necessary and proper to assist the Debtors and the Corporation and their retained professionals. In its discretion, following the Effective Date (as such term is defined in the Plan), the Board of Directors may delegate any duties assigned to the Corporation in its capacity as Plan Administrator (as such term is defined in the Plan) to any committee constituted pursuant to Article IV hereof, or any other entity or individual.

Section 3. Meetings. The Board of Directors of the Corporation may hold meetings, both regular and special, either within or outside the State of Delaware. Regular meetings of the Board of Directors may be held without notice at such time and at such place as may from time to time be determined by the Board of Directors. Special meetings of the Board of Directors may be called by the Chairman of the Board, the Chief Executive Officer, the President or any director. Notice thereof stating the place, date and hour of the meeting shall be given to each director either (i) by mail or courier not less than forty-eight (48) hours before the date of the meeting or (ii) by telephone, telegram or facsimile or electronic transmission, not less than twenty-four (24) hours before the time of the meeting or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances (provided that notice of any meeting need not be given to any director who shall either submit, before or after such meeting, a waiver of notice or attend the meeting without protesting, at the beginning thereof, the lack of notice).

Section 4. Quorum. Except as may be otherwise provided by law, the Certificate of Incorporation or these By-Laws, a majority of the entire Board of Directors shall be necessary to constitute a quorum for the transaction of business, and the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. Whether or not a quorum is present at a meeting of the Board of Directors, a majority of the directors present may adjourn the meeting to such time and place as they may determine without notice other than an announcement at the meeting.

Section 5. Action Without A Meeting. Unless otherwise provided by the Certificate of Incorporation or these By-Laws, any action required or permitted to be taken by the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board of Directors or the committee consent in writing or by electronic transmission to the adoption of a resolution authorizing the action. The resolution and the consents thereto in writing or by electronic transmission by the members of the Board of Directors or committee shall be filed with the minutes of the proceedings of the Board of Directors or such committee.

Section 6. Participation By Telephone. Unless otherwise provided by the Certificate of Incorporation or these By-Laws, any one or more members of the Board of Directors or any committee thereof may participate in a meeting of the Board of Directors or such committee by means of a conference telephone or other communications

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equipment allowing all persons participating in the meeting to hear each other. Participation by such means shall constitute presence in person at the meeting.

Section 7. Compensation. The directors may be paid their expenses, if any, for attendance at each meeting of the Board of Directors or any committee thereof and may be paid compensation as a director, committee member or chairman of any committee and for attendance at each meeting of the Board of Directors or committee thereof in such amounts as the Board of Directors may fix from time to time. No such payment shall preclude any director from serving the Corporation in any other capacity or entering into transactions otherwise permitted by the Certificate of Incorporation, these By-Laws or applicable law.

Section 8. Resignation. Any director may resign at any time. Such resignation shall be made in writing or by electronic transmission and shall take effect at the time specified therein, or, if no time be specified, at the time of its receipt by the Chairman of the Board, or if none, by the Chief Executive Officer, President or the Secretary. The acceptance of a resignation shall not be necessary to make it effective unless so specified therein.

ARTICLE IV

COMMITTEES

Section 1. Committees. The Board of Directors, on behalf of the Corporation as Plan Administrator (as such term is defined in the Plan), may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of any such committee. In the absence or disqualification of a member of a committee, and in the absence of a designation by the Board of Directors of an alternate member to replace the absent or disqualified member, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may by unanimous vote appoint another member of the Board of Directors to act at the meeting in the place of any absent or disqualified member. Any committee, to the extent allowed by law and provided in the resolution establishing such committee or in the By-Laws, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, but no such committee shall have the power or authority in reference to the following matters: (i) approving or adopting, or recommending to the Stockholder, any action or matter expressly required by the Delaware General Corporation Law to be submitted to the Stockholder for approval or (ii) adopting, amending or repealing any By-Law of the Corporation. All acts done by any committee within the scope of its powers and duties pursuant to these By-Laws and the resolutions adopted by the Board of Directors shall be deemed to be, and may be certified as being, done or conferred under authority of the Board of Directors. The Secretary or any Assistant Secretary is empowered to certify that any resolution duly adopted by any such committee is binding upon the Corporation

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and to execute and deliver such certifications from time to time as may be necessary or proper to the conduct of the business of the Corporation.

Section 2. Resignation. Any member of a committee may resign at any time. Such resignation shall be made in writing or by electronic transmission and shall take effect at the time specified therein, or, if no time be specified, at the time of its receipt by the Chairman of the Board, or if none, by the Chief Executive Officer, President or the Secretary. The acceptance of a resignation shall not be necessary to make it effective unless so specified therein.

Section 3. Quorum. A majority of the members of a committee shall constitute a quorum. The vote of a majority of the members of a committee present at any meeting at which a quorum is present shall be the act of such committee.

Section 4. Record of Proceedings. Each committee shall keep a record of its acts and proceedings, and shall report the same to the Board of Directors when and as required by the Board of Directors.

Section 5. Organization, Meetings, Notices. A committee may hold its meetings at the principal office of the Corporation, or at any other place upon which a majority of the committee may at any time agree. Each committee may make such rules as it may deem expedient for the regulation and carrying on of its meetings and proceedings.

ARTICLE V

OFFICERS

Section 1. General. The officers of the Corporation shall be elected by the Board of Directors and may consist of a Chairman of the Board, a Chief Executive Officer, a Chief Financial Officer, one or more Senior Vice Presidents, one or more Vice Presidents, a Secretary, a Treasurer and a Controller. The Board of Directors, in its discretion, may also elect and specifically identify as officers of the Corporation one or more Vice Chairmen of the Board, a President, one or more Chief Operating Officers, one or more Executive Vice Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers and one or more Assistant Controllers as in its judgment may be necessary or desirable. Any number of offices may be held by the same person, except the offices of President and Secretary or as otherwise prohibited by law, the Certificate of Incorporation or these By-Laws. The officers of the Corporation need not be stockholders or directors of the Corporation, except for the Chairman of the Board, if any, who must be a director. Any office named or provided for in this Article V (including, without limitation, Chairman of the Board, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and Controller) may, at any time and from time to time, be held by one or more persons. If an office is held by more than one person, each person holding such office shall serve as a co-officer (with the appropriate corresponding title) and shall have general authority, individually and without the need for any action by any other co-officer, to exercise all the powers of the holder of such office of the

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Corporation specified in these By-Laws and shall perform such other duties and have such other powers as may be prescribed by the Board of Directors or such other officer specified in this Article V.

Section 2. Election; Removal; Remuneration. The Board of Directors at its first meeting held after each Annual Meeting of the Stockholder shall elect the officers of the Corporation who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors and may elect additional officers and may fill vacancies among the officers previously elected at any subsequent meeting of the Board of Directors; and all officers of the Corporation shall hold office until their successors are chosen and qualified, or until their earlier resignation or removal. Any officer elected by the Board of Directors may be removed at any time, either for or without cause, by the affirmative vote of a majority of the Board of Directors. Notwithstanding anything to the contrary herein, unless otherwise specifically provided in the resolution of the Board of Directors electing such officer, any officer that was at the time of his appointment to office an employee of the Corporation, any of the Corporation’s subsidiaries, LAMCO LLC or any of its affiliates, or Alvarez & Marsal Holdings, LLC (“A&M”) or any affiliates of A&M wholly owned by A&M and any of its employees shall automatically, without further action by the Board of Directors and without the necessity or acceptance of a resignation or relinquishment, be removed from all offices he may hold when he shall cease to be employed by at least one of such entities, whether by death, retirement, termination with or without cause or otherwise. Should the Chairman of the Board of Directors, if any, cease to be a director, he shall ipso facto cease to be such officer.

Section 3. Voting Securities Owned by the Corporation. Powers of attorney, proxies, waivers of notice of meetings, consents and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by an officer, and any such officer may, in the name and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation, company, partnership or other entity in which the Corporation may own securities, or to execute written consents in lieu thereof, and at any such meeting, or in giving any such consent, shall possess and may exercise any and all rights and powers incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed if present. The Board of Directors may, by resolution, from time to time confer like powers upon any other person or persons.

Section 4. Chairman of the Board. The Chairman of the Board may be, but need not be, a person other than the Chief Executive Officer of the Corporation. The Chairman of the Board may be, but need not be, an officer or employee of the Corporation. The Chairman of the Board shall preside at meetings of the Board of Directors and shall establish agendas for such meetings.

Section 5. Chief Executive Officer. The Chief Executive Officer shall, subject to the direction of the Board of Directors, have general and active control of the

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affairs and business of the Corporation and general supervision of its officers, officials, employees and agents. The Chief Executive Officer shall preside at all meetings of the Stockholder and shall preside at all meetings of the Board of Directors and any committee thereof of which he is a member, unless the Board of Directors or such committee shall have chosen another chairman. The Chief Executive Officer shall see that all orders and resolutions of the Board of Directors are carried into effect, and in addition, the Chief Executive Officer shall have all the powers and perform all the duties generally appertaining to the office of the chief executive officer of a corporation. The Chief Executive Officer shall designate the person or persons who shall exercise his powers and perform his duties in his absence or disability and the absence or disability of the President. The Chief Executive Officer may, subject to any contrary direction that the Board of Directors has provided, execute and deliver, in the name and on the behalf of the Corporation, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents, except as otherwise provided by law.

Section 6. President. The President shall have such powers and perform such duties as are prescribed by the Chief Executive Officer or the Board of Directors, and in the absence or disability of the Chief Executive Officer, the President shall have the powers and perform the duties of the Chief Executive Officer, except to the extent the Board of Directors shall have otherwise provided. In addition, the President shall have such powers and perform such duties generally appertaining to the office of the president of a corporation, except to the extent the Chief Executive Officer or the Board of Directors shall have otherwise provided. The President may, subject to any contrary direction that the Board of Directors has provided, execute and deliver, in the name and on the behalf of the Corporation, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents, except as otherwise provided by law.

Section 7. Vice Chairmen of the Board. The Vice Chairmen of the Board shall be members of the Board of Directors and shall perform such duties and have such powers as may be prescribed by the Board of Directors, the Chairman of the Board or these By-Laws.

Section 8. Chief Operating Officers. The Chief Operating Officer(s) shall be chief operating officer(s) of the Corporation and shall assist the Chief Executive Officer and the President in the active management of and supervision and direction over the business and affairs of the Corporation, subject, however, to the direction of the Chief Executive Officer and the President and the control of the Board of Directors. In addition, the Chief Operating Officer(s) shall have such powers and perform such duties generally appertaining to the office of the chief operating officer of a corporation, except to the extent the Chief Executive Officer, the President or the Board of Directors shall have otherwise provided, and shall perform such other duties and have such other powers as may be prescribed by the Board of Directors, the Chief Executive Officer, the President or these By-Laws. The Chief Operating Officer(s) may, subject to any contrary direction that the Board of Directors has provided, execute and deliver, in the name and

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on the behalf of the Corporation, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents, except as otherwise provided by law.

Section 9. Executive Vice Presidents. The Executive Vice Presidents of the Corporation shall perform such duties and have such powers as may, from time to time, be assigned to them by these By-Laws, the Board of Directors, the Chairman of the Board, the Chief Executive Officer, the President or a Chief Operating Officer. Each Executive Vice President may, subject to any contrary direction that the Board of Directors has provided, execute and deliver, in the name and on the behalf of the Corporation, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents relating to the regular course of the duties of his office or so delegated to him, except as otherwise provided by law.

Section 10. Senior Vice Presidents. The Senior Vice Presidents of the Corporation shall perform such duties and have such powers as may, from time to time, be assigned to them by these By-Laws, the Board of Directors, the Chairman of the Board, the Chief Executive Officer, the President, a Chief Operating Officer or an Executive Vice President. Each Senior Vice President may, subject to any contrary direction that the Board of Directors has provided, execute and deliver, in the name and on the behalf of the Corporation, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents relating to the regular course of the duties of his office or so delegated to him, except as otherwise provided by law.

Section 11. Vice Presidents. The Vice Presidents of the Corporation shall perform such duties and have such powers as may, from time to time, be assigned to them by these By-Laws, the Board of Directors, the Chairman of the Board, the Chief Executive Officer, the President, a Chief Operating Officer, an Executive Vice President or a Senior Vice President. Each Vice President may, subject to any contrary direction that the Board of Directors has provided, execute and deliver, in the name and on the behalf of the Corporation, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents relating to the regular course of the duties of his office or so delegated to him, except as otherwise provided by law.

Section 12. Secretary. The Secretary shall attend all meetings of the Board of Directors and its committees and of the Stockholder and record all votes and the minutes of all proceedings in a book to be kept for that purpose. The Secretary shall keep in safe custody the seal of the Corporation and affix it to any instrument when so authorized by the Board of Directors or any officer. The Secretary shall give or cause to be given, notice of all meetings of the Stockholder and special meetings of the Board of Directors and shall perform generally all the duties and have all the powers usually appertaining to the office of secretary of a corporation including, without limitation, the power to certify the Certificate of Incorporation, these By-Laws, any actions of the Board of Directors or

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its committees or the Stockholder and the incumbency of any officers, except to the extent that the Board of Directors or the Chief Executive Officer shall have otherwise provided, and shall perform such other duties and have such other powers as may be prescribed by the Board of Directors or these By-Laws. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his signature.

Section 13. Assistant Secretaries. Subject to the direction of the Chief Executive Officer, President and Secretary, any Assistant Secretary may perform any of the duties and exercise any of the powers that may be performed by the Secretary.

Section 14. Chief Financial Officer. The Chief Financial Officer shall have responsibility for the administration of the financial affairs of the Corporation and shall exercise supervisory responsibility for the performance of the duties of the Treasurer and the Controller. The Chief Financial Officer shall render to the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all of the transactions effected by the Treasurer and Controller and of the financial condition of the Corporation. The Chief Financial Officer shall generally perform all the duties usually appertaining to the affairs of a chief financial officer of a corporation and shall perform such other duties and have such other powers as may be prescribed by the Board of Directors or these By-Laws. The Chief Financial Officer may, subject to any contrary direction that the Board of Directors has provided, execute and deliver, in the name and on the behalf of the Corporation, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents relating to the financial affairs of the Corporation, except as otherwise provided by law.

Section 15. Treasurer. The Treasurer shall have, subject to the direction of the Board of Directors and the Chief Financial Officer, general supervision of the funds, other financial assets and accounts of the Corporation, and shall have and may exercise all such powers and discharge such duties as usually pertain to the office of treasurer of a corporation, including to have custody of funds and securities owned by the Corporation, to cause to be kept full and accurate accounts of receipts and disbursements in books belonging to the Corporation, to deposit all monies and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated as authorized in accordance with these By-Laws and to disburse the funds of the Corporation as may be authorized in accordance with these By-laws, taking proper vouchers for such disbursements, and to render to the Board of Directors, the Chief Executive Officer, a Chief Operating Officer, the President or the Chief Financial Officer, when required thereby, an account of the financial condition of the Corporation, except to the extent that the Board of Directors or the Chief Executive Officer or Chief Financial Officer shall have otherwise provided. The Treasurer may, subject to any contrary direction that the Board of Directors has provided, sign, execute and deliver, in the name and on the behalf of the Corporation, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney,

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undertakings and other documents relating to the financial affairs of the Corporation, except as otherwise provided by law.

Section 16. Assistant Treasurers. Subject to the direction of the Chief Executive Officer, President, Chief Financial Officer and Treasurer, any Assistant Treasurer may perform any of the duties and exercise any of the powers that may be performed by the Treasurer.

Section 17. Controller. The Controller shall prepare and have the care and custody of the books of account of the Corporation. The Controller shall keep a full and accurate account of all monies received and paid on account of the Corporation, and shall render a statement of the Controller’s accounts whenever the Board of Directors, Chief Executive Officer, Chief Operating Officer, President, Chief Financial Officer or Treasurer shall require. The Controller shall generally perform all duties usually appertaining to the affairs of the controller of a corporation, except to the extent that the Board of Directors, the Chief Executive Officer or Chief Financial Officer shall have otherwise provided, and shall perform such other duties and have such other powers as may be prescribed by the Board of Directors, the Chief Financial Officer or these By-Laws.

Section 18. Additional Powers and Duties. In addition to the foregoing especially enumerated duties and powers, the several officers of the Corporation shall perform such other duties and exercise such further powers as the Board of Directors may, from time to time, determine or as may be assigned to them by any superior officer.

Section 19. Other Officers. The Board of Directors may designate such other officers having such duties and powers as it may specify from time to time.

ARTICLE VI

CAPITAL STOCK

Section 1. Ownership. Unless otherwise required by law, no capital stock of the Corporation shall be issuable or transferable to any person other than the Plan Trust (as defined in the Plan). The one (1) share of issued and outstanding stock of the Corporation shall be represented by a certificate, unless and until the Board of Directors adopts a resolution permitting such share to be uncertificated. The certificate shall be signed by, or in the name of the Corporation by, (a) the Chairman of the Board, a Vice-Chairman of the Board, the Chief Executive Officer, the President or a Vice-President, and (b) the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, certifying the number of shares owned by the Stockholder in the Corporation.

Section 2. Signatures. Any signature required to be on a certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the

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Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

Section 3. Lost, Stolen or Destroyed Certificate. The Board of Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of the lost, stolen or destroyed certificate, or its legal representative, to advertise the same in such manner as the Board of Directors shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

ARTICLE VII

INDEMNIFICATION

Section 1. Indemnification Respecting Third Party Claims. The Corporation, to the full extent and in a manner permitted by Delaware law as in effect from time to time, shall indemnify, in accordance with the provisions of this Article, any person (including the heirs, executors, administrators or estate of any such person) who was or is made a party to or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (including any appeal thereof), whether civil, criminal, administrative, regulatory or investigative in nature (other than an action by or in the right of the Corporation or by any corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise of which the Corporation owns, directly or indirectly through one or more other entities, a majority of the voting power or otherwise possesses a similar degree of control), by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, member, manager, partner, trustee, fiduciary, employee or agent (a “Subsidiary Officer”) of another corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise (any such entity for which a Subsidiary Officer so serves, an “Associated Entity”), against expenses (including attorneys’ fees and disbursements), costs, judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful; provided, however, that (i) the Corporation shall not be obligated to indemnify a person who is or was a director, officer employee or agent of the Corporation or a Subsidiary Officer of an Associated Entity against expenses incurred in connection with an action, suit, proceeding or investigation to which such person is threatened to be made a party but does not become a party unless the incurring of such expenses was authorized by or under the authority of the Board of Directors and (ii) the Corporation shall not be obligated to indemnify against any amount paid in settlement unless the Board of

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Directors has consented to such settlement. The termination of any action, suit or proceeding by judgment, order, settlement or conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, that such person had reasonable cause to believe that his conduct was unlawful. Notwithstanding anything to the contrary in the foregoing provisions of this Section 1, a person shall not be entitled, as a matter of right, to indemnification pursuant to this Section 1 against costs or expenses incurred in connection with any action, suit or proceeding commenced by such person against the Corporation or any Associated Entity or any person who is or was a director, officer, fiduciary, employee or agent of the Corporation or a Subsidiary Officer of any Associated Entity (including, without limitation, any action, suit or proceeding commenced by such person to enforce such person’s rights under this Article VII, unless and only to the extent that such person is successful on the merits of such claim), but such indemnification may be provided by the Corporation in a specific case as permitted by Section 7 below in this Article.

Section 2. Indemnification Respecting Derivative Claims. The Corporation, to the full extent and in a manner permitted by Delaware law as in effect from time to time, shall indemnify, in accordance with the provisions of this Article, any person (including the heirs, executors, administrators or estate of any such person) who was or is made a party to or is threatened to be made a party to any threatened, pending or completed action or suit (including any appeal thereof) brought in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Subsidiary Officer of an Associated Entity, against expenses (including attorneys’ fees and disbursements) and costs actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless, and only to the extent that, the Delaware Court of Chancery or the court in which such action or suit was brought shall determine that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses and costs as the Court of Chancery or such other court shall deem proper; provided, however, that the Corporation shall not be obligated to indemnify a director, officer, employee or agent of the Corporation or a Subsidiary Officer of an Associated Entity against expenses incurred in connection with an action or suit to which such person is threatened to be made a party but does not become a party unless the incurrence of such expenses was authorized by or under the authority of the Board of Directors. Notwithstanding anything to the contrary in the foregoing provisions of this Section 2, a person shall not be entitled, as a matter of right, to indemnification pursuant to this Section 2 against costs and expenses incurred in connection with any action or suit in the right of the Corporation commenced by such person, but such indemnification may be

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provided by the Corporation in any specific case as permitted by Section 7 below in this Article.

Section 3. Determination of Entitlement to Indemnification. Any indemnification to be provided under either of Section 1 or 2 above in this Article (unless ordered by a court of competent jurisdiction) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification is proper under the circumstances because the person to be indemnified had met the applicable standard of conduct set forth in such section of this Article. Such determination shall be made, with respect to a person who is a director or officer of the Corporation at the time of such determination, (i) by a majority vote of the directors who are not parties to the action, suit or proceeding in respect of which indemnification is sought, even though less than a quorum, or (ii) by majority vote of the members of a committee composed of at least two directors each of whom is not a party to such action, suit or proceeding, designated by majority vote of directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (iii) if there are no directors who are not parties to such action, suit or proceeding, or if such directors so direct, by independent legal counsel in a written opinion, or (iv) by action of the Stockholder taken as permitted by law and these By-Laws. Such determination shall be made, with respect to any other person, by such officer or officers of the Corporation as the Board of Directors or the Executive Committee (if any) of the Board may designate, in accordance with any procedures that the Board of Directors, the Executive Committee or such designated officer or officers may determine, or, if any such officer or officers have not been so designated, by the Chief Legal Officer or the General Counsel of the Corporation. In the event a request for indemnification is made by any person referred to in Section 1 or 2 above in this Article, the Corporation shall use its reasonable best efforts to cause such determination to be made not later than sixty (60) days after such request is made after the final disposition of such action, suit or proceeding.

Section 4. Right to Indemnification upon Successful Defense and for Service as a Witness. (a) Notwithstanding the other provisions of this Article, to the extent that a present or former director or officer has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in either of Section 1 or 2 above in this Article, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees and disbursements) and costs actually and reasonably incurred by such person in connection therewith.

(b) To the extent any person who is or was a director, officer, employee or agent of the Corporation or a Subsidiary Officer of an Associated Entity has served or prepared to serve as a witness in, but is not a party to, any action, suit or proceeding (whether civil, criminal, administrative, regulatory or investigative in nature), including any investigation by any legislative or regulatory body or by any securities or commodities exchange of which the Corporation or an Associated Entity is a member or to the jurisdiction of which it is subject, by reason of his or her services as a director, officer, employee or agent of the Corporation, or his or her service as a Subsidiary Officer of an Associated Entity (assuming such person is or was serving at the request of

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the Corporation as a Subsidiary Officer of such Associated Entity), the Corporation may indemnify such person against expenses (including attorneys’ fees and disbursements) and out-of-pocket costs actually and reasonably incurred by such person in connection therewith and, if the Corporation has determined to so indemnify such person, shall use its reasonable best efforts to provide such indemnity within sixty (60) days after receipt by the Corporation from such person of a statement requesting such indemnification, averring such service and reasonably evidencing such expenses and costs; it being understood, however, that the Corporation shall have no obligation under this Article to compensate such person for such person’s time or efforts so expended.

Section 5. Advance of Expenses. (a) Expenses and costs incurred by any present or former director or officer of the Corporation in defending a civil, criminal, administrative, regulatory or investigative action, suit or proceeding shall, to the extent permitted by law, be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking in writing by or on behalf of such person to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified in respect of such costs and expenses by the Corporation as authorized by this Article.

(b) Expenses and costs incurred by any other person referred to in Section 1 or 2 above in this Article in defending a civil, criminal, administrative, regulatory or investigative action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by or under the authority of the Board of Directors upon receipt of an undertaking in writing by or on behalf of such person to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation in respect of such costs and expenses as authorized by this Article and subject to any limitations or qualifications provided by or under the authority of the Board of Directors.

Section 6. Notice of Action; Assumption of the Defense. Promptly after receipt by any person referred to in Section 1, 2 or 5 above in this Article of notice of the commencement of any action, suit or proceeding in respect of which indemnification or advancement of expenses may be sought under any such Section, such person (the “Indemnitee”) shall notify the Corporation thereof. The Corporation shall be entitled to participate in the defense of any such action, suit or proceeding and, to the extent that it may wish, except in the case of a criminal action or proceeding, to assume the defense thereof with counsel chosen by it. If the Corporation shall have notified the Indemnitee of its election so to assume the defense, it shall be a condition of any further obligation of the Corporation under such Sections to indemnify the Indemnitee with respect to such action, suit or proceeding that the Indemnitee shall have provided an undertaking in writing to repay all legal or other costs and expenses subsequently incurred by the Corporation in conducting such defense if it shall ultimately be determined that the Indemnitee is not entitled to be indemnified in respect of the costs and expenses of such action, suit or proceeding by the Corporation as authorized by this Article. Notwithstanding anything in this Article to the contrary, after the Corporation shall have notified the Indemnitee of its election so to assume the defense, the Corporation shall not

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be liable under such Sections for any legal or other costs or expenses subsequently incurred by the Indemnitee in connection with the defense of such action, suit or proceeding, unless (a) the parties thereto include both (i) the Corporation and the Indemnitee, or (ii) the Indemnitee and other persons who may be entitled to seek indemnification or advancement of expenses under any such Section and with respect to whom the Corporation shall have elected to assume the defense, and (b) the counsel chosen by the Corporation to conduct the defense shall have determined, in their sole discretion, that, under applicable standards of professional conduct, a conflict of interest exists that would prevent them from representing both (i) the Corporation and the Indemnitee, or (ii) the Indemnitee and such other persons, as the case may be, in which case the Indemnitee may retain separate counsel at the expense of the Corporation to the extent provided in such Sections and Section 3 above in this Article.

Section 7. Indemnification Not Exclusive. The provision of indemnification to or the advancement of expenses and costs to any person under this Article, or the entitlement of any person to indemnification or advancement of expenses and costs under this Article, shall not limit or restrict in any way the power of the Corporation to indemnify or advance expenses and costs to such person in any other way permitted by law or be deemed exclusive of, or invalidate, any right to which any person seeking indemnification or advancement of expenses and costs may be entitled under any law, agreement, vote of the Stockholder or disinterested directors or otherwise, both as to action in such person’s capacity as an officer, director, employee or agent of the Corporation or a Subsidiary Officer of an Associated Entity and as to action in any other capacity.

Section 8. Corporate Obligations; Reliance. The provisions of Sections 1, 2, 4(a) and 5(a) above of this Article shall be deemed to create a binding obligation on the part of the Corporation to the directors, officers, employees and agents of the Corporation, and the persons who are serving at the request of the Corporation as Subsidiary Officers of Associated Entities, on the effective date of this Article and persons thereafter elected as directors and officers or retained as employees or agents, or serving at the request of the Corporation as Subsidiary Officers of Associated Entities (including persons who served as directors, officers, employees and agents, or served at the request of the Corporation as Subsidiary Officers of Associated Entities, on or after such date but who are no longer so serving at the time they present claims for advancement of expenses or indemnity), and such persons in acting in their capacities as directors, officers, employees or agents of the Corporation, or serving at the request of the Corporation as Subsidiary Officers of any Associated Entity, shall be entitled to rely on such provisions of this Article.

Section 9. Successors. The right, if any, of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Subsidiary Officer of an Associated Entity, to indemnification or advancement of expenses under Sections 1 through 8 above in this Article shall continue after he shall have ceased to be a director, officer, employee or agent or a Subsidiary

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Officer of an Associated Entity and shall inure to the benefit of the heirs, distributees, executors, administrators and other legal representatives of such person.

Section 10. Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Subsidiary Officer of any Associated Entity, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article or applicable law.

Section 11. Definitions of Certain Terms. For purposes of this Article, references to “fines” shall include any excise taxes assessed on a person with respect to any employee benefit plan; references to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation or as a Subsidiary Officer of any Associated Entity which service imposes duties on, or involves services by, such person with respect to any employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Article.

ARTICLE VIII

GENERAL

Section 1. Fiscal Year. The fiscal year of the Corporation shall be such date as shall be fixed by resolution of the Board of Directors from time to time.

Section 2. Corporate Seal. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words “Corporate Seal, Delaware.” The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise upon any paper, certificate or document.

Section 3. Contracts, Instruments, Powers of Attorney. In addition to the authority of the Board of Directors to authorize any person to do so, any officer of the Corporation may, subject to any contrary direction that the Board of Directors has provided, in the name and on behalf of the Corporation, enter into, execute and deliver any and all agreements, contracts, promissory notes, bonds or other certificates or evidences of indebtedness of the Corporation, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents pertaining to a matter within the authority of such officer as provided by these By-Laws or otherwise provided by action of the Board of Directors and may further authorize (including without limitation, by power of attorney) any employee or other person as agent for the Corporation to do so.

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Section 4. Amendments. These By-Laws may be altered, amended or repealed, in whole or in part, or new By-Laws may be adopted by the Stockholder or by the Board of Directors at any meeting thereof; provided, however, that notice of such alteration, amendment, repeal or adoption of new By-Laws shall be contained in the notice of such meeting of the Stockholder or in a notice of such meeting of the Board of Directors, as the case may be. All such amendments must be approved by either the affirmative vote of the Stockholder, as the holder of the one (1) share of capital stock issued and outstanding entitled to vote thereon or, unless a higher percentage is required by law or by the Certificate of Incorporation as to any matter which is the subject of these By-Laws, by a majority of the entire Board of Directors then in office.

Section 5. Cessation of Officership and Directorship. Any authority to act in the name or on behalf of the Corporation that was granted by name to any individual shall immediately cease in the event that such individual ceases to be an officer or director of the Corporation, unless otherwise provided by the Board of Directors.

Section 6. Definitions. As used in this Article and in these By-Laws generally, the term “entire Board of Directors” means the total number of directors which the Corporation would have if there were no vacancies.

Section 7. Waivers. Whenever under the provisions of law, the Certificate of Incorporation or these By-Laws, the Corporation or the Board of Directors is authorized to take any action after notice to the Stockholder or the directors, or after the lapse of a prescribed period of time, such action may be taken without notice and without the lapse of any period of time, if at any time before or after such action be completed such requirements be waived in writing by the person or persons entitled to said notice or entitled to participate in the action to be taken or, in the case of the Stockholder, by its attorney thereunto authorized, and, if the Stockholder or any director shall be present at any meeting, such presence shall constitute a waiver of notice for such meeting unless the Stockholder or director, as applicable, protests the lack of notice at the outset of the meeting.

Section 8. Ratification. Any transaction questioned, including in any lawsuit, on the ground of lack of authority, defective or irregular execution or authorization, adverse interest of a director, officer or stockholder, non-disclosure, miscomputation, or the application of improper principles or practices of accounting or on any ground, may be ratified (including, if questioned in any lawsuit, before or after judgment), by the Board of Directors or by the Stockholder, and if so ratified shall have the same force and effect as if the questioned transaction had been originally duly authorized. Such ratification shall be binding upon the Corporation and the Stockholder and shall constitute a bar to any claim or execution of any judgment in respect of such questioned transaction.

Section 9. Conflicts with Plan. Notwithstanding anything to the contrary herein, in the case of any inconsistency between these By-Laws and the Plan, the Plan shall govern.

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EXHIBIT 1

PART B – LEHMAN COMMERCIAL PAPER INC.

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

LEHMAN COMMERCIAL PAPER INC.

under §807 of the Business Corporation Law of the State of New York (the “BCL”)

Lehman Commercial Paper Inc. (the “Corporation”), a New York corporation, hereby certifies as follows:

1. The name of the Corporation is Lehman Commercial Paper Inc.

2. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of New York on April 9, 1964.

3. This Amended and Restated Certificate of Incorporation amends and restates in its entirety the Certificate of Incorporation of the Corporation, as amended.

4. On September 15, 2008 and periodically thereafter, Lehman Brothers Holdings Inc. and certain of its affiliates (including the Corporation) each commenced a voluntary case under title 11, chapter 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).

5. This Amended and Restated Certificate of Incorporation has been authorized and approved in all respects, without further action under applicable law, regulation, order, or rule, including, without limitation, any action by the stockholder of the Corporation, pursuant to that certain Third Amended Joint Chapter 11 Plan of Lehman Brothers Holdings Inc. and its affiliated debtors, as confirmed on [—] by the Bankruptcy Court (the “Plan”).

6. This Amended and Restated Certificate of Incorporation has been duly executed and acknowledged by a representative of the Corporation appointed pursuant to the Plan.

7. The text of the Certificate of Incorporation is hereby amended and restated to read, in its entirety, as follows:

FIRST: The name of the corporation is Lehman Commercial Paper Inc.

SECOND: The address of the registered office of the Corporation in the State of New York is Corporation Service Company, 80 State Street, Albany, New York, 12207. The name of the registered agent of the Corporation in the State of New York at such address is Corporation Service Company.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity (a) for which a corporation may be organized under the BCL and (b) as contemplated by the Plan.

FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is one thousand (1,000) shares and the par value of each of such shares is one dollar ($1.00) amounting in the aggregate to one thousand dollars ($1,000). The Corporation shall not be authorized to issue any non-voting capital stock of any class, series or other designation to the extent prohibited by section 1123(a)(6) of the Bankruptcy Code; provided, however, that, the foregoing restriction shall (i) have no further force and effect beyond that required under section 1123(a)(6) of the Bankruptcy Code and (ii) only have such force and effect to the extent and for so long as section 1123(a)(6) of the Bankruptcy Code is in effect and applies to the Corporation.

FIFTH: The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation, and of its directors and stockholders:

1. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors of the Corporation. The election of directors need not be by written ballot.

2. The number of directors which shall constitute the entire Board of Directors shall be three (3) persons. The Board of Directors shall be comprised of (i) an individual who is a concurrently serving member of the board of directors of Lehman Brothers Holdings Inc. (“LBHI”) that is selected by the LBHI board of directors, (ii) an individual who is a concurrently serving member of the LBHI board of directors that is selected by the LBHI board of directors and acceptable to the Opco Plan Proponents (as defined in the Plan) who are PSA Creditors (as defined in the Plan), and (iii) an individual who is selected by the individuals appointed pursuant to (i) and (ii) of this section and who is independent from LBHI, the members of the Director Selection Committee (as defined in the Plan) and the Corporation. Each director shall have an initial term, and if re-elected, subsequent terms of one year. Each director elected in accordance with this Article Fifth, Section 2 shall hold office until his successor shall be elected and shall qualify, subject, however, to prior death, disability, resignation, retirement, disqualification or removal from office.

3. Any vacancies on the Board of Directors resulting from death, disability, resignation, retirement, disqualification, or removal from office shall be filled by a vote of the stockholder of the Corporation (as directed by LBHI); provided that at all times the Board of Directors must be comprised of individuals that satisfy the requirements of Article Fifth, Section 2 hereof.

4. A director may be removed from office by the stockholder of the Corporation (as directed by LBHI) only for cause.

5. In furtherance and not in limitation of the powers conferred by law, the Board of Directors or the stockholder of the Corporation are expressly authorized to alter, amend, repeal, in whole or in part, or adopt new bylaws of the Corporation (the “By-Laws”), subject to the requirements of the Bankruptcy Code and in accordance with the Plan; provided, however, that notice of such alteration, amendment, repeal or adoption shall be contained in the notice of meeting of the stockholder or the Board of Directors, as the case may be, at which such action is

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proposed to be taken. Any such alteration, amendment, repeal or adoption must be approved by the affirmative vote of either the stockholder or, unless a higher percentage is required by law or by the By-Laws, a majority of the entire Board of Directors then in office.

SIXTH: Meetings of the stockholder may be held within or outside the State of New York, as the By-Laws may provide. The books of the Corporation may be kept (subject to any provision contained in the BCL) at such place or places as may be designated from time to time by the Board of Directors or in the By-Laws.

SEVENTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in any manner now or hereafter prescribed by law, subject to the requirements of the Bankruptcy Code and in accordance with the Plan, and all rights conferred upon the stockholder of the Corporation or others herein are granted subject to this reservation.

EIGHTH: Notwithstanding anything to the contrary herein, in the case of any inconsistency between this Amended and Restated Certificate of Incorporation and the Plan, the Plan shall govern.

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IN WITNESS WHEREOF, Lehman Commercial Paper Inc. has caused this Certificate of Incorporation to be signed by                     , its Authorized Representative, on the      day of     , 201    .

Lehman Commercial Paper Inc.

By:
Name:
Title: Authorized Representative

LEHMAN COMMERCIAL PAPER INC.

Incorporated Under the Laws of the

State of New York

AMENDED AND RESTATED

BY-LAWS

ARTICLE I

OFFICES

Lehman Commercial Paper Inc. (the “Corporation”) shall maintain a registered office in the State of New York. The Corporation may also have other offices at such places, either within or outside the State of New York, as the board of directors of the Corporation (the “Board of Directors”) may from time to time designate or the business of the Corporation may require.

ARTICLE II

STOCKHOLDER

Section 1. Place of Meetings. Meetings of the sole stockholder of the Corporation (the “Stockholder”) for any purpose shall be held on such date, at such time and at such place, either within or outside the State of New York, as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof.

Section 2. Annual Meeting. The Annual Meeting of the Stockholder shall be held on such date and at such time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting, at which meeting the Stockholder shall transact such business as is properly brought before the meeting. Notice of the Annual Meeting of the Stockholder stating the place, date and hour of the meeting shall be given as permitted by law to the Stockholder not less than ten (10) nor more than sixty (60) days before the date of the meeting.

Section 3. Special Meetings. Unless otherwise prescribed by law or the Amended and Restated Certificate of Incorporation (such Certificate, as amended from time to time, the “Certificate of Incorporation”), special meetings of the Stockholder may be called only by the Stockholder, the Chairman of the Board, the Chief Executive Officer, the President in the absence or disability of the Chairman of the Board and the Chief Executive Officer, or the Secretary at the request of the Board of Directors. Notice of a Special Meeting stating the place, date and hour of the meeting and the purposes for which the meeting is called shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to the Stockholder. Only such business as is specified in the notice of special meeting shall come before such meeting.

Section 4. Quorum. Except as otherwise provided by law or by the Certificate of Incorporation, the presence in person or representation by proxy of the Stockholder shall constitute a quorum at all meetings of the Stockholder for the transaction of business.

Section 5. Voting. When a quorum is present or represented at any meeting, the vote of the Stockholder shall decide any question brought before such meeting. The Stockholder shall be entitled at every meeting of the Stockholder to one vote for each share of stock held by it, and such vote may be cast either in person or by proxy, provided that the Stockholder may not exercise any such voting rights in conflict with Article VII of the Third Amended Joint Chapter 11 Plan of Lehman Brothers Holdings Inc. and its affiliated debtors pursuant to Section 1125 of the Bankruptcy Code (the “Plan”).

Section 6. Action by Stockholder Without a Meeting. Any action required to be taken at any annual or special meeting of the Stockholder, or any action which may be taken at any annual or special meeting of the Stockholder, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the Stockholder and shall be delivered to the Corporation by delivery to its principal place of business or to an officer or agent of the Corporation having custody of the book in which proceedings of meetings of the Stockholder are recorded.

ARTICLE III

DIRECTORS

Section 1. Number; Election; Tenure; Qualification; Vacancies; Removal. Except as otherwise provided herein, matters relating to the number, election, tenure, qualification, vacancies and removal of directors are addressed in the Certificate of Incorporation.

Section 2. Duties and Powers. The business of the Corporation shall be managed by or under the direction of the Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation, the Plan Trust Agreement dated [                    ], or by these By-Laws directed or required to be exercised or done solely by the stockholder.

Section 3. Meetings. The Board of Directors of the Corporation may hold meetings, both regular and special, either within or outside the State of New York. Regular meetings of the Board of Directors may be held without notice at such time and at such place as may from time to time be determined by the Board of Directors. Special meetings of the Board of Directors may be called by the Chairman of the Board, the Chief Executive Officer, the President or any director. Notice thereof stating the place, date and hour of the meeting shall be given to each director either (i) by mail or courier not less than forty-eight (48) hours before the date of the meeting or (ii) by telephone, telegram or facsimile or electronic transmission, not less than twenty-four (24) hours before the time of the meeting or on such shorter notice as the person or persons calling

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such meeting may deem necessary or appropriate in the circumstances (provided that notice of any meeting need not be given to any director who shall either submit, before or after such meeting, a waiver of notice or attend the meeting without protesting, at the beginning thereof, the lack of notice).

Section 4. Quorum. Except as may be otherwise provided by law, the Certificate of Incorporation or these By-Laws, a majority of the entire Board of Directors shall be necessary to constitute a quorum for the transaction of business, and the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. Whether or not a quorum is present at a meeting of the Board of Directors, a majority of the directors present may adjourn the meeting to such time and place as they may determine without notice other than an announcement at the meeting.

Section 5. Action Without A Meeting. Unless otherwise provided by the Certificate of Incorporation or these By-Laws, any action required or permitted to be taken by the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board of Directors or the committee consent in writing or by electronic transmission to the adoption of a resolution authorizing the action. The resolution and the consents thereto in writing or by electronic transmission by the members of the Board of Directors or committee shall be filed with the minutes of the proceedings of the Board of Directors or such committee.

Section 6. Participation By Telephone. Unless otherwise provided by the Certificate of Incorporation or these By-Laws, any one or more members of the Board of Directors or any committee thereof may participate in a meeting of the Board of Directors or such committee by means of a conference telephone or other communications equipment allowing all persons participating in the meeting to hear each other. Participation by such means shall constitute presence in person at the meeting.

Section 7. Compensation. The directors may be paid their expenses, if any, for attendance at each meeting of the Board of Directors or any committee thereof and may be paid compensation as a director, committee member or chairman of any committee and for attendance at each meeting of the Board of Directors or committee thereof in such amounts as the Board of Directors may fix from time to time. No such payment shall preclude any director from serving the Corporation in any other capacity or entering into transactions otherwise permitted by the Certificate of Incorporation, these By-Laws or applicable law.

Section 8. Resignation. Any director may resign at any time. Such resignation shall be made in writing or by electronic transmission and shall take effect at the time specified therein, or, if no time be specified, at the time of its receipt by the Chairman of the Board, or if none, by the Chief Executive Officer, President or the Secretary. The acceptance of a resignation shall not be necessary to make it effective unless so specified therein.

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ARTICLE IV

COMMITTEES

Section 1. Committees. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of any such committee. In the absence or disqualification of a member of a committee, and in the absence of a designation by the Board of Directors of an alternate member to replace the absent or disqualified member, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may by unanimous vote appoint another member of the Board of Directors to act at the meeting in the place of any absent or disqualified member. Any committee, to the extent allowed by law and provided in the resolution establishing such committee or in the By-Laws, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, but no such committee shall have the power or authority in reference to the following matters: (i) approving or adopting, or recommending to the stockholder, any action or matter expressly required by the New York Business Corporation Law (“NYBCL”) to be submitted to the Stockholder for approval or (ii) adopting, amending or repealing any By-Law of the Corporation. All acts done by any committee within the scope of its powers and duties pursuant to these By-Laws and the resolutions adopted by the Board of Directors shall be deemed to be, and may be certified as being, done or conferred under authority of the Board of Directors. The Secretary or any Assistant Secretary is empowered to certify that any resolution duly adopted by any such committee is binding upon the Corporation and to execute and deliver such certifications from time to time as may be necessary or proper to the conduct of the business of the Corporation.

Section 2. Resignation. Any member of a committee may resign at any time. Such resignation shall be made in writing or by electronic transmission and shall take effect at the time specified therein, or, if no time be specified, at the time of its receipt by the Chairman of the Board, or if none, by the Chief Executive Officer, President or the Secretary. The acceptance of a resignation shall not be necessary to make it effective unless so specified therein.

Section 3. Quorum. A majority of the members of a committee shall constitute a quorum. The vote of a majority of the members of a committee present at any meeting at which a quorum is present shall be the act of such committee.

Section 4. Record of Proceedings. Each committee shall keep a record of its acts and proceedings, and shall report the same to the Board of Directors when and as required by the Board of Directors.

Section 5. Organization, Meetings, Notices. A committee may hold its meetings at the principal office of the Corporation, or at any other place upon which a majority of the committee may at any time agree. Each committee may make such rules

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as it may deem expedient for the regulation and carrying on of its meetings and proceedings.

ARTICLE V

OFFICERS

Section 1. General. The officers of the Corporation shall be elected by the Board of Directors and may consist of a Chairman of the Board, a Chief Executive Officer, a Chief Financial Officer, one or more Senior Vice Presidents, one or more Vice Presidents, a Secretary, a Treasurer and a Controller. The Board of Directors, in its discretion, may also elect and specifically identify as officers of the Corporation one or more Vice Chairmen of the Board, a President, one or more Chief Operating Officers, one or more Executive Vice Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers and one or more Assistant Controllers as in its judgment may be necessary or desirable. Any number of offices may be held by the same person, except the offices of President and Secretary or as otherwise prohibited by law, the Certificate of Incorporation or these By-Laws. The officers of the Corporation need not be stockholders or directors of the Corporation, except for the Chairman of the Board, if any, who must be a director. Any office named or provided for in this Article V (including, without limitation, Chairman of the Board, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and Controller) may, at any time and from time to time, be held by one or more persons. If an office is held by more than one person, each person holding such office shall serve as a co-officer (with the appropriate corresponding title) and shall have general authority, individually and without the need for any action by any other co-officer, to exercise all the powers of the holder of such office of the Corporation specified in these By-Laws and shall perform such other duties and have such other powers as may be prescribed by the Board of Directors or such other officer specified in this Article V.

Section 2. Election; Removal; Remuneration. The Board of Directors at its first meeting held after each Annual Meeting of the Stockholder shall elect the officers of the Corporation who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors and may elect additional officers and may fill vacancies among the officers previously elected at any subsequent meeting of the Board of Directors; and all officers of the Corporation shall hold office until their successors are chosen and qualified, or until their earlier resignation or removal. Any officer elected by the Board of Directors may be removed at any time, either for or without cause, by the affirmative vote of a majority of the Board of Directors. Notwithstanding anything to the contrary herein, unless otherwise specifically provided in the resolution of the Board of Directors electing such officer, any officer that was at the time of his appointment to office an employee of Lehman Brothers Holdings Inc. (“LBHI”), any of LBHI’s subsidiaries, LAMCO LLC or any of its affiliates, or Alvarez & Marsal Holdings, LLC (“A&M”) or any affiliates of A&M wholly owned by A&M and any of its employees shall automatically, without further action by the Board of Directors and without the necessity or acceptance of a resignation or relinquishment, be removed from all offices he may hold when he shall

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cease to be employed by at least one of such entities, whether by death, retirement, termination with or without cause or otherwise. Should the Chairman of the Board of Directors, if any, cease to be a director, he shall ipso facto cease to be such officer.

Section 3. Voting Securities Owned by the Corporation. Powers of attorney, proxies, waivers of notice of meetings, consents and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by an officer, and any such officer may, in the name and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation, company, partnership or other entity in which the Corporation may own securities, or to execute written consents in lieu thereof, and at any such meeting, or in giving any such consent, shall possess and may exercise any and all rights and powers incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed if present. The Board of Directors may, by resolution, from time to time confer like powers upon any other person or persons.

Section 4. Chairman of the Board. The Chairman of the Board may be, but need not be, a person other than the Chief Executive Officer of the Corporation. The Chairman of the Board may be, but need not be, an officer or employee of the Corporation. The Chairman of the Board shall preside at meetings of the Board of Directors and shall establish agendas for such meetings.

Section 5. Chief Executive Officer. The Chief Executive Officer shall, subject to the direction of the Board of Directors, have general and active control of the affairs and business of the Corporation and general supervision of its officers, officials, employees and agents. The Chief Executive Officer shall preside at all meetings of the Stockholder and shall preside at all meetings of the Board of Directors and any committee thereof of which he is a member, unless the Board of Directors or such committee shall have chosen another chairman. The Chief Executive Officer shall see that all orders and resolutions of the Board of Directors are carried into effect, and in addition, the Chief Executive Officer shall have all the powers and perform all the duties generally appertaining to the office of the chief executive officer of a corporation. The Chief Executive Officer shall designate the person or persons who shall exercise his powers and perform his duties in his absence or disability and the absence or disability of the President. The Chief Executive Officer may, subject to any contrary direction that the Board of Directors has provided, execute and deliver, in the name and on the behalf of the Corporation, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents, except as otherwise provided by law.

Section 6. President. The President shall have such powers and perform such duties as are prescribed by the Chief Executive Officer or the Board of Directors, and in the absence or disability of the Chief Executive Officer, the President shall have the powers and perform the duties of the Chief Executive Officer, except to the extent the Board of Directors shall have otherwise provided. In addition, the President shall have

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such powers and perform such duties generally appertaining to the office of the president of a corporation, except to the extent the Chief Executive Officer or the Board of Directors shall have otherwise provided. The President may, subject to any contrary direction that the Board of Directors has provided, execute and deliver, in the name and on the behalf of the Corporation, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents, except as otherwise provided by law.

Section 7. Vice Chairmen of the Board. The Vice Chairmen of the Board shall be members of the Board of Directors and shall perform such duties and have such powers as may be prescribed by the Board of Directors, the Chairman of the Board or these By-Laws.

Section 8. Chief Operating Officers. The Chief Operating Officer(s) shall be chief operating officer(s) of the Corporation and shall assist the Chief Executive Officer and the President in the active management of and supervision and direction over the business and affairs of the Corporation, subject, however, to the direction of the Chief Executive Officer and the President and the control of the Board of Directors. In addition, the Chief Operating Officer(s) shall have such powers and perform such duties generally appertaining to the office of the chief operating officer of a corporation, except to the extent the Chief Executive Officer, the President or the Board of Directors shall have otherwise provided, and shall perform such other duties and have such other powers as may be prescribed by the Board of Directors, the Chief Executive Officer, the President or these By-Laws. The Chief Operating Officer(s) may, subject to any contrary direction that the Board of Directors has provided, execute and deliver, in the name and on the behalf of the Corporation, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents, except as otherwise provided by law.

Section 9. Executive Vice Presidents. The Executive Vice Presidents of the Corporation shall perform such duties and have such powers as may, from time to time, be assigned to them by these By-Laws, the Board of Directors, the Chairman of the Board, the Chief Executive Officer, the President or a Chief Operating Officer. Each Executive Vice President may, subject to any contrary direction that the Board of Directors has provided, execute and deliver, in the name and on the behalf of the Corporation, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents relating to the regular course of the duties of his office or so delegated to him, except as otherwise provided by law.

Section 10. Senior Vice Presidents. The Senior Vice Presidents of the Corporation shall perform such duties and have such powers as may, from time to time, be assigned to them by these By-Laws, the Board of Directors, the Chairman of the Board, the Chief Executive Officer, the President, a Chief Operating Officer or an Executive Vice President. Each Senior Vice President may, subject to any contrary direction that the Board of Directors has provided, execute and deliver, in the name and

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on the behalf of the Corporation, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents relating to the regular course of the duties of his office or so delegated to him, except as otherwise provided by law.

Section 11. Vice Presidents. The Vice Presidents of the Corporation shall perform such duties and have such powers as may, from time to time, be assigned to them by these By-Laws, the Board of Directors, the Chairman of the Board, the Chief Executive Officer, the President, a Chief Operating Officer, an Executive Vice President or a Senior Vice President. Each Vice President may, subject to any contrary direction that the Board of Directors has provided, execute and deliver, in the name and on the behalf of the Corporation, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents relating to the regular course of the duties of his office or so delegated to him, except as otherwise provided by law.

Section 12. Secretary. The Secretary shall attend all meetings of the Board of Directors and its committees and of the Stockholder and record all votes and the minutes of all proceedings in a book to be kept for that purpose. The Secretary shall keep in safe custody the seal of the Corporation and affix it to any instrument when so authorized by the Board of Directors or any officer. The Secretary shall give or cause to be given, notice of all meetings of the Stockholder and special meetings of the Board of Directors and shall perform generally all the duties and have all the powers usually appertaining to the office of secretary of a corporation including, without limitation, the power to certify the Certificate of Incorporation, these By-Laws, any actions of the Board of Directors or its committees or the Stockholder and the incumbency of any officers, except to the extent that the Board of Directors or the Chief Executive Officer shall have otherwise provided, and shall perform such other duties and have such other powers as may be prescribed by the Board of Directors or these By-Laws. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his signature.

Section 13. Assistant Secretaries. Subject to the direction of the Chief Executive Officer, President and Secretary, any Assistant Secretary may perform any of the duties and exercise any of the powers that may be performed by the Secretary.

Section 14. Chief Financial Officer. The Chief Financial Officer shall have responsibility for the administration of the financial affairs of the Corporation and shall exercise supervisory responsibility for the performance of the duties of the Treasurer and the Controller. The Chief Financial Officer shall render to the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all of the transactions effected by the Treasurer and Controller and of the financial condition of the Corporation. The Chief Financial Officer shall generally perform all the duties usually appertaining to the affairs of a chief financial officer of a corporation and shall perform such other duties and have such other powers as may be prescribed by the Board of Directors or these By-Laws. The Chief Financial Officer may, subject to any contrary

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direction that the Board of Directors has provided, execute and deliver, in the name and on the behalf of the Corporation, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents relating to the financial affairs of the Corporation, except as otherwise provided by law.

Section 15. Treasurer. The Treasurer shall have, subject to the direction of the Board of Directors and the Chief Financial Officer, general supervision of the funds, other financial assets and accounts of the Corporation, and shall have and may exercise all such powers and discharge such duties as usually pertain to the office of treasurer of a corporation, including to have custody of funds and securities owned by the Corporation, to cause to be kept full and accurate accounts of receipts and disbursements in books belonging to the Corporation, to deposit all monies and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated as authorized in accordance with these By-Laws and to disburse the funds of the Corporation as may be authorized in accordance with these By-laws, taking proper vouchers for such disbursements, and to render to the Board of Directors, the Chief Executive Officer, a Chief Operating Officer, the President or the Chief Financial Officer, when required thereby, an account of the financial condition of the Corporation, except to the extent that the Board of Directors or the Chief Executive Officer or Chief Financial Officer shall have otherwise provided. The Treasurer may, subject to any contrary direction that the Board of Directors has provided, sign, execute and deliver, in the name and on the behalf of the Corporation, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings and other documents relating to the financial affairs of the Corporation, except as otherwise provided by law.

Section 16. Assistant Treasurers. Subject to the direction of the Chief Executive Officer, President, Chief Financial Officer and Treasurer, any Assistant Treasurer may perform any of the duties and exercise any of the powers that may be performed by the Treasurer.

Section 17. Controller. The Controller shall prepare and have the care and custody of the books of account of the Corporation. The Controller shall keep a full and accurate account of all monies received and paid on account of the Corporation, and shall render a statement of the Controller’s accounts whenever the Board of Directors, Chief Executive Officer, Chief Operating Officer, President, Chief Financial Officer or Treasurer shall require. The Controller shall generally perform all duties usually appertaining to the affairs of the controller of a corporation, except to the extent that the Board of Directors, the Chief Executive Officer or Chief Financial Officer shall have otherwise provided, and shall perform such other duties and have such other powers as may be prescribed by the Board of Directors, the Chief Financial Officer or these By-Laws.

Section 18. Additional Powers and Duties. In addition to the foregoing especially enumerated duties and powers, the several officers of the Corporation shall

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perform such other duties and exercise such further powers as the Board of Directors may, from time to time, determine or as may be assigned to them by any superior officer.

Section 19. Other Officers. The Board of Directors may designate such other officers having such duties and powers as it may specify from time to time.

ARTICLE VI

CAPITAL STOCK

Section 1. Ownership. The shares of issued and outstanding stock of the Corporation shall be represented by a certificate or certificates, unless and until the Board of Directors adopts a resolution permitting such shares to be uncertificated. The certificate(s) shall be signed by, or in the name of the Corporation by, (a) the Chairman of the Board, a Vice Chairman of the Board, the Chief Executive Officer, the President or a Vice-President, and (b) the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, certifying the number of shares owned by such stockholder in the Corporation.

Section 2. Signatures. Any signature required to be on a certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

Section 3. Lost, Stolen or Destroyed Certificate. The Board of Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of the lost, stolen or destroyed certificate, or its legal representative, to advertise the same in such manner as the Board of Directors shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

ARTICLE VII

INDEMNIFICATION

Section 1. Indemnification of Officers and Directors: The Corporation shall indemnify each person who serves or has served as a director or officer of the Corporation against personal liability (including expenses) incurred in connection with any action, suit or proceeding to which such person is or is threatened to be made a party by reason of the fact that such person is or was a director or officer of the Corporation, including service as a director or officer (or in any similar capacity) of any subsidiary of the Corporation or, at the request of the Corporation, of any other company, to the fullest

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extent and on the terms provided by Section 721 through 726 of the NYBCL. Nothing contained in this section shall limit the ability of the Corporation to indemnify or advance expenses to any current or former director, officer, employee or agent of the Corporation pursuant to law or any agreement, action of the Board of Directors or the Stockholder or other arrangement or limit any right any current or former director, officer, employee or agent may have to indemnity or advance of expenses under any bylaw of the Corporation in effect prior to the date of these By-Laws with respect to any action taken, any omission, status as a director, officer, employee or agent or any state of affairs existing prior to the date of these By-Laws. No repeal or modification of this section shall affect any rights or obligations hereunder of any person with respect to any action or omission of any such person occurring, or any state of facts then existing, before such repeal or modification, regardless of whether a claim arising out of such action, omission or state of facts is asserted before or after such repeal or modification.

ARTICLE VIII

GENERAL

Section 1. Fiscal Year. The fiscal year of the Corporation shall be such date as shall be fixed by resolution of the Board of Directors from time to time.

Section 2. Corporate Seal. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words “Corporate Seal, New York.” The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise upon any paper, certificate or document.

Section 3. Contracts, Instruments, Powers of Attorney. In addition to the authority of the Board of Directors to authorize any person to do so, any officer of the Corporation may, subject to any contrary direction that the Board of Directors has provided, in the name and on behalf of the Corporation, enter into, execute and deliver any and all agreements, contracts, promissory notes, bonds or other certificates or evidences of indebtedness of the Corporation, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents pertaining to a matter within the authority of such officer as provided by these By-Laws or otherwise provided by action of the Board of Directors and may further authorize (including without limitation, by power of attorney) any employee or other person as agent for the Corporation to do so.

Section 4. Amendments. These By-Laws may be altered, amended or repealed, in whole or in part, or new By-Laws may be adopted by the Stockholder or by the Board of Directors at any meeting thereof; provided, however, that notice of such alteration, amendment, repeal or adoption of new By-Laws shall be contained in the notice of such meeting of the Stockholder or in a notice of such meeting of the Board of Directors, as the case may be. All such amendments must be approved by either the affirmative vote of the Stockholder or, unless a higher percentage is required by law or by the Certificate of Incorporation as to any matter which is the subject of these By-Laws, by a majority of the entire Board of Directors then in office.

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Section 5. Cessation of Officership and Directorship. Any authority to act in the name or on behalf of the Corporation that was granted by name to any individual shall immediately cease in the event that such individual ceases to be an officer or director of the Corporation, unless otherwise provided by the Board of Directors.

Section 6. Definitions. As used in this Article and in these By-Laws generally, the term “entire Board of Directors” means the total number of directors which the Corporation would have if there were no vacancies.

Section 7. Waivers. Whenever under the provisions of law, the Certificate of Incorporation or these By-Laws, the Corporation or the Board of Directors is authorized to take any action after notice to the Stockholder or the directors, or after the lapse of a prescribed period of time, such action may be taken without notice and without the lapse of any period of time, if at any time before or after such action be completed such requirements be waived in writing by the person or persons entitled to said notice or entitled to participate in the action to be taken or, in the case of the Stockholder, by its attorney thereunto authorized, and, if the Stockholder or any director shall be present at any meeting, such presence shall constitute a waiver of notice for such meeting unless the Stockholder or director, as applicable, protests the lack of notice at the outset of the meeting.

Section 8. Ratification. Any transaction questioned, including in any lawsuit, on the ground of lack of authority, defective or irregular execution or authorization, adverse interest of a director, officer or stockholder, non-disclosure, miscomputation, or the application of improper principles or practices of accounting or on any ground, may be ratified (including, if questioned in any lawsuit, before or after judgment), by the Board of Directors or by the Stockholder, and if so ratified shall have the same force and effect as if the questioned transaction had been originally duly authorized. Such ratification shall be binding upon the Corporation and the Stockholder and shall constitute a bar to any claim or execution of any judgment in respect of such questioned transaction.

Section 9. Conflicts with Plan. Notwithstanding anything to the contrary herein, in the case of any inconsistency between these By-Laws and the Plan, the Plan shall govern.

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EXHIBIT 1

PART C – LEHMAN BROTHERS COMMODITY SERVICES INC.

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

LEHMAN BROTHERS COMMODITY SERVICES INC.

Lehman Brothers Commodity Services Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies as follows:

1. The name of the Corporation is Lehman Brothers Commodity Services Inc.

2. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on February 13, 2008 pursuant to the DGCL.

3. This Amended and Restated Certificate of Incorporation amends and restates in its entirety the Certificate of Incorporation of the Corporation, as amended.

4. On September 15, 2008 and periodically thereafter, Lehman Brothers Holdings Inc. and certain of its affiliates (including the Corporation) each commenced a voluntary case under title 11, chapter 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).

5. This Amended and Restated Certificate of Incorporation has been deemed approved without the need for Board of Directors or stockholder approval pursuant to Section 303 of the DGCL because it has been adopted pursuant to the Third Amended Joint Chapter 11 Plan of Lehman Brothers Holdings Inc. and its affiliated debtors, as confirmed on [—] by the Bankruptcy Court (the “Plan”).

6. This Amended and Restated Certificate of Incorporation has been duly executed and acknowledged by a representative of the Corporation appointed pursuant to the Plan in accordance with the provisions of Sections 242, 245 and 303 of the DGCL.

7. The text of the Certificate of Incorporation is hereby amended and restated to read, in its entirety, as follows:

FIRST: The name of the corporation is Lehman Brothers Commodity Services Inc.

SECOND: The address of the registered office of the Corporation in the State of Delaware is Corporation Service Company, 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle 19808. The name of the registered agent of the Corporation in the State of Delaware at such address is Corporation Service Company.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity (a) for which a corporation may be organized under the DGCL and (b) as contemplated by the Plan.

FOURTH: The corporation shall be authorized to issue only one class of stock, to wit. common stock. The total number of shares of common stock that the corporation shall have authority to issue is one hundred (100), and the par value of each of the such shares shall be one dollar ($1.00). The Corporation shall not be authorized to issue any non-voting capital stock of any class, series or other designation to the extent prohibited by section 1123(a)(6) of the Bankruptcy Code; provided, however, that, the foregoing restriction shall (i) have no further force and effect beyond that required under section 1123(a)(6) of the Bankruptcy Code and (ii) only have such force and effect to the extent and for so long as section 1123(a)(6) of the Bankruptcy Code is in effect and applies to the Corporation.

FIFTH: The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation, and of its directors and stockholders:

1. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors of the Corporation. The election of directors need not be by written ballot.

2. The number of directors which shall constitute the entire Board of Directors shall be one (1) person who shall be a concurrently serving member of the board of directors of Lehman Brothers Holdings Inc. The initial director shall have an initial term of one year. The director shall thereafter be elected (a) at the annual meeting of the stockholder or (b) by action of the stockholder in lieu of such meeting, and each director elected at such annual meeting or by such action shall hold office until the next annual meeting of the stockholder and until his successor shall be elected and shall qualify, subject, however, to prior death, disability, resignation, retirement, disqualification or removal from office.

3. Any vacancies on the Board of Directors resulting from death, disability, resignation, retirement, disqualification, removal from office or other cause shall be filled by a vote of the stockholder of the Corporation.

4. The sole director of the Corporation may be removed at any time with or without cause by the stockholder.

5. In furtherance and not in limitation of the powers conferred by law, the Board of Directors or the stockholder of the Corporation are expressly authorized to alter, amend, repeal, in whole or in part, or adopt new bylaws of the Corporation (the “By-Laws”), subject to the requirements of the Bankruptcy Code and in accordance with the Plan; provided, however, that notice of such alteration, amendment, repeal or adoption shall be contained in the notice of meeting of the stockholder or the Board of Directors, as the case may be, at which such action is proposed to be taken. Any such alteration, amendment, repeal or adoption must be approved by the affirmative vote of either the stockholder or the Board of Directors.

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SIXTH: Meetings of the stockholder may be held within or outside the State of Delaware, as the By-Laws may provide. The books of the Corporation may be kept (subject to any provision contained in the DGCL) at such place or places as may be designated from time to time by the Board of Directors or in the By-Laws.

SEVENTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in any manner now or hereafter prescribed by law, subject to the requirements of the Bankruptcy Code and in accordance with the Plan, and all rights conferred upon the stockholder of the Corporation or others herein are granted subject to this reservation.

EIGHTH: Notwithstanding anything to the contrary herein, in the case of any inconsistency between this Amended and Restated Certificate of Incorporation and the Plan, the Plan shall govern.

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IN WITNESS WHEREOF, Lehman Brothers Commodity Services Inc. has caused this Certificate of Incorporation to be signed by                     , its Authorized Representative, on the      day of     , 201    .

Lehman Brothers Commodity Services Inc.

By:
Name:
Title: Authorized Representative

LEHMAN BROTHERS COMMODITY SERVICES INC.

Incorporated Under the Laws of the

State of Delaware

AMENDED AND RESTATED

BY-LAWS

ARTICLE I

OFFICES

Lehman Brothers Commodity Services Inc. (the “Corporation”) shall maintain a registered office in the State of Delaware. The Corporation may also have other offices at such places, either within or outside the State of Delaware, as the board of directors of the Corporation (the “Board of Directors”) may from time to time designate or the business of the Corporation may require.

ARTICLE II

STOCKHOLDER

Section 1. Place of Meetings. Meetings of the sole stockholder of the Corporation (the “Stockholder”) for the election of directors or for any other purpose shall be held on such date, at such time and at such place, either within or outside the State of Delaware, as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof. Only if so determined by the Board of Directors, in its sole discretion, a meeting of the Stockholder may be held not at any place, but may instead be held solely by means of remote communication, as provided in the General Corporation Law of the State of Delaware.

Section 2. Annual Meeting. The Annual Meeting of the Stockholder shall be held on such date and at such time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting, at which meeting the Stockholder shall elect a Board of Directors and transact only such other business as is properly brought before the meeting. Notice of the Annual Meeting of the Stockholder stating the place, date and hour of the meeting shall be given as permitted by law to the Stockholder not less than ten (10) nor more than sixty (60) days before the date of the meeting.

Section 3. Special Meetings. Unless otherwise prescribed by law or the Amended and Restated Certificate of Incorporation (such Certificate, as amended from time to time, the “Certificate of Incorporation”), special meetings of the Stockholder may be called only by the Stockholder, the Chief Executive Officer or the President in the absence or disability of the Chief Executive Officer, or the Secretary at the request of the Board of Directors. Notice of a Special Meeting stating the place, date and hour of the meeting and the purposes for which the meeting is called shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to the Stockholder.

Only such business as is specified in the notice of special meeting shall come before such meeting.

Section 4. Quorum. Except as otherwise provided by law or by the Certificate of Incorporation, the presence in person or representation by proxy of the Stockholder, shall constitute a quorum at all meetings of the Stockholder for the transaction of business.

Section 5. Voting. When a quorum is present or represented at any meeting, the vote of the Stockholder shall decide any question brought before such meeting. The Stockholder shall be entitled at every meeting of the Stockholder to one vote for each share of stock held by it, and such vote may be cast either in person or by proxy, provided that the Stockholder may not exercise any such voting rights in conflict with Article VII of the Third Amended Joint Chapter 11 Plan of Lehman Brothers Holdings Inc. and its affiliated debtors pursuant to Section 1125 of the Bankruptcy Code (the “Plan”).

Section 6. Action by Stockholder Without a Meeting. Any action required to be taken at any annual or special meeting of the Stockholder, or any action which may be taken at any annual or special meeting of the Stockholder, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the Stockholder and shall be delivered to the Corporation by delivery to its principal place of business or to an officer or agent of the Corporation having custody of the book in which proceedings of meetings of the Stockholder are recorded.

ARTICLE III

DIRECTORS

Section 1. Number; Election; Tenure; Qualification; Vacancies; Removal. Except as otherwise provided herein, matters relating to the number, election, tenure, qualification, vacancies and removal of the Board of Directors are addressed in the Certificate of Incorporation.

Section 2. Duties and Powers. The business of the Corporation shall be managed by or under the direction of the Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation, the Plan Trust Agreement dated [                    ], or by these By-Laws directed or required to be exercised or done solely by the Stockholder.

Section 3. Meetings. The Board of Directors of the Corporation may hold meetings, both regular and special, either within or outside the State of Delaware. Regular meetings of the Board of Directors may be held without notice at such time and at such place as may from time to time be determined by the Board of Directors. Special meetings of the Board of Directors may be called by the Chief Executive Officer, the President or the sole director. Notice thereof stating the place, date and hour of the meeting shall be given to the sole director either (i) by mail or courier not less than forty-

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eight (48) hours before the date of the meeting or (ii) by telephone, telegram or facsimile or electronic transmission, not less than twenty-four (24) hours before the time of the meeting or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances (provided that notice of any meeting need not be given to the sole director if he shall either submit, before or after such meeting, a waiver of notice or attend the meeting without protesting, at the beginning thereof, the lack of notice).

Section 4. Quorum. Except as may be otherwise provided by law or by the Certificate of Incorporation, the presence in person or representation by proxy of the sole director of the Corporation shall constitute a quorum at all meetings of the Board of Directors for the transaction of business, and the vote of the sole director shall be the act of the Board of Directors.

Section 5. Action Without A Meeting. Unless otherwise provided by the Certificate of Incorporation or these By-Laws, any action required or permitted to be taken by the Board of Directors may be taken without a meeting if the sole director of the Corporation consents in writing or by electronic transmission to the adoption of a resolution authorizing the action. The resolution and the consent thereto in writing or by electronic transmission by the sole director shall be filed with the minutes of the proceedings of the Board of Directors.

Section 6. Participation By Telephone. Unless otherwise provided by the Certificate of Incorporation or these By-Laws, the sole director may participate in a meeting of the Board of Directors by means of a conference telephone or other communications equipment allowing all persons participating in the meeting to hear each other. Participation by such means shall constitute presence in person at the meeting.

Section 7. Compensation. The sole director may be paid his expenses, if any, for attendance at each meeting of the Board of Directors and may be paid compensation as a director and for attendance at each meeting of the Board of Directors in such amounts as the Board of Directors may fix from time to time. No such payment shall preclude the sole director from serving the Corporation in any other capacity or entering into transactions otherwise permitted by the Certificate of Incorporation, these By-Laws or applicable law.

Section 8. Resignation. Any director may resign at any time. Such resignation shall be made in writing or by electronic transmission and shall take effect at the time specified therein, or, if no time be specified, at the time of its receipt by the Chief Executive Officer, President or the Secretary. The acceptance of a resignation shall not be necessary to make it effective unless so specified therein.

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ARTICLE IV

OFFICERS

Section 1. General. The officers of the Corporation shall be elected by the Board of Directors and may consist of a Chief Executive Officer, a Chief Financial Officer, one or more Senior Vice Presidents, one or more Vice Presidents, a Secretary, a Treasurer and a Controller. The Board of Directors, in its discretion, may also elect and specifically identify as officers of the Corporation, a President, one or more Chief Operating Officers, one or more Executive Vice Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers and one or more Assistant Controllers as in its judgment may be necessary or desirable. Any number of offices may be held by the same person, except the offices of President and Secretary or as otherwise prohibited by law, the Certificate of Incorporation or these By-Laws. The officers of the Corporation need not be stockholders or directors of the Corporation. Any office named or provided for in this Article IV (including, without limitation, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and Controller) may, at any time and from time to time, be held by one or more persons. If an office is held by more than one person, each person holding such office shall serve as a co-officer (with the appropriate corresponding title) and shall have general authority, individually and without the need for any action by any other co-officer, to exercise all the powers of the holder of such office of the Corporation specified in these By-Laws and shall perform such other duties and have such other powers as may be prescribed by the Board of Directors or such other officer specified in this Article IV.

Section 2. Election; Removal; Remuneration. The Board of Directors at its first meeting held after each Annual Meeting of the Stockholder shall elect the officers of the Corporation who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors and may elect additional officers and may fill vacancies among the officers previously elected at any subsequent meeting of the Board of Directors; and all officers of the Corporation shall hold office until their successors are chosen and qualified, or until their earlier resignation or removal. Any officer elected by the Board of Directors may be removed at any time, either for or without cause, by the affirmative vote of the Board of Directors. Notwithstanding anything to the contrary herein, unless otherwise specifically provided in the resolution of the Board of Directors electing such officer, any officer that was at the time of his appointment to office an employee of Lehman Brothers Holdings Inc. (“LBHI”), any of LBHI’s subsidiaries, LAMCO LLC or any of its affiliates, or Alvarez & Marsal Holdings, LLC (“A&M”) or any affiliates of A&M wholly owned by A&M and any of its employees shall automatically, without further action by the Board of Directors and without the necessity or acceptance of a resignation or relinquishment, be removed from all offices he may hold when he shall cease to be employed by at least one of such entities, whether by death, retirement, termination with or without cause or otherwise.

Section 3. Voting Securities Owned by the Corporation. Powers of attorney, proxies, waivers of notice of meetings, consents and other instruments relating to

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securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by an officer, and any such officer may, in the name and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation, company, partnership or other entity in which the Corporation may own securities, or to execute written consents in lieu thereof, and at any such meeting, or in giving any such consent, shall possess and may exercise any and all rights and powers incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed if present. The Board of Directors may, by resolution, from time to time confer like powers upon any other person or persons.

Section 4. Chief Executive Officer. The Chief Executive Officer shall, subject to the direction of the Board of Directors, have general and active control of the affairs and business of the Corporation and general supervision of its officers, officials, employees and agents. The Chief Executive Officer shall preside at all meetings of the Stockholder and shall preside at all meetings of the Board of Directors, unless the Board of Directors shall have chosen another chairman. The Chief Executive Officer shall see that all orders and resolutions of the Board of Directors are carried into effect, and in addition, the Chief Executive Officer shall have all the powers and perform all the duties generally appertaining to the office of the chief executive officer of a corporation. The Chief Executive Officer shall designate the person or persons who shall exercise his powers and perform his duties in his absence or disability and the absence or disability of the President. The Chief Executive Officer may, subject to any contrary direction that the Board of Directors has provided, execute and deliver, in the name and on the behalf of the Corporation, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents, except as otherwise provided by law.

Section 5. President. The President shall have such powers and perform such duties as are prescribed by the Chief Executive Officer or the Board of Directors, and in the absence or disability of the Chief Executive Officer, the President shall have the powers and perform the duties of the Chief Executive Officer, except to the extent the Board of Directors shall have otherwise provided. In addition, the President shall have such powers and perform such duties generally appertaining to the office of the president of a corporation, except to the extent the Chief Executive Officer or the Board of Directors shall have otherwise provided. The President may, subject to any contrary direction that the Board of Directors has provided, execute and deliver, in the name and on the behalf of the Corporation, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents, except as otherwise provided by law.

Section 6. Chief Operating Officers. The Chief Operating Officer(s) shall be chief operating officer(s) of the Corporation and shall assist the Chief Executive Officer and the President in the active management of and supervision and direction over the business and affairs of the Corporation, subject, however, to the direction of the Chief Executive Officer and the President and the control of the Board of Directors. In

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addition, the Chief Operating Officer(s) shall have such powers and perform such duties generally appertaining to the office of the chief operating officer of a corporation, except to the extent the Chief Executive Officer, the President or the Board of Directors shall have otherwise provided, and shall perform such other duties and have such other powers as may be prescribed by the Board of Directors, the Chief Executive Officer, the President or these By-Laws. The Chief Operating Officer(s) may, subject to any contrary direction that the Board of Directors has provided, execute and deliver, in the name and on the behalf of the Corporation, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents, except as otherwise provided by law.

Section 7. Executive Vice Presidents. The Executive Vice Presidents of the Corporation shall perform such duties and have such powers as may, from time to time, be assigned to them by these By-Laws, the Board of Directors, the Chief Executive Officer, the President or a Chief Operating Officer. Each Executive Vice President may, subject to any contrary direction that the Board of Directors has provided, execute and deliver, in the name and on the behalf of the Corporation, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents relating to the regular course of the duties of his office or so delegated to him, except as otherwise provided by law.

Section 8. Senior Vice Presidents. The Senior Vice Presidents of the Corporation shall perform such duties and have such powers as may, from time to time, be assigned to them by these By-Laws, the Board of Directors, the Chief Executive Officer, the President, a Chief Operating Officer or an Executive Vice President. Each Senior Vice President may, subject to any contrary direction that the Board of Directors has provided, execute and deliver, in the name and on the behalf of the Corporation, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents relating to the regular course of the duties of his office or so delegated to him, except as otherwise provided by law.

Section 9. Vice Presidents. The Vice Presidents of the Corporation shall perform such duties and have such powers as may, from time to time, be assigned to them by these By-Laws, the Board of Directors, the Chief Executive Officer, the President, a Chief Operating Officer, an Executive Vice President or a Senior Vice President. Each Vice President may, subject to any contrary direction that the Board of Directors has provided, execute and deliver, in the name and on the behalf of the Corporation, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents relating to the regular course of the duties of his office or so delegated to him, except as otherwise provided by law.

Section 10. Secretary. The Secretary shall attend all meetings of the Board of Directors and of the Stockholder and record all votes and the minutes of all proceedings in a book to be kept for that purpose. The Secretary shall keep in safe custody the seal of

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the Corporation and affix it to any instrument when so authorized by the Board of Directors or any officer. The Secretary shall give or cause to be given, notice of all meetings of the Stockholder and special meetings of the Board of Directors and shall perform generally all the duties and have all the powers usually appertaining to the office of secretary of a corporation including, without limitation, the power to certify the Certificate of Incorporation, these By-Laws, any actions of the Board of Directors or the Stockholder and the incumbency of any officers, except to the extent that the Board of Directors or the Chief Executive Officer shall have otherwise provided, and shall perform such other duties and have such other powers as may be prescribed by the Board of Directors or these By-Laws. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his signature.

Section 11. Assistant Secretaries. Subject to the direction of the Chief Executive Officer, President and Secretary, any Assistant Secretary may perform any of the duties and exercise any of the powers that may be performed by the Secretary.

Section 12. Chief Financial Officer. The Chief Financial Officer shall have responsibility for the administration of the financial affairs of the Corporation and shall exercise supervisory responsibility for the performance of the duties of the Treasurer and the Controller. The Chief Financial Officer shall render to the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all of the transactions effected by the Treasurer and Controller and of the financial condition of the Corporation. The Chief Financial Officer shall generally perform all the duties usually appertaining to the affairs of a chief financial officer of a corporation and shall perform such other duties and have such other powers as may be prescribed by the Board of Directors or these By-Laws. The Chief Financial Officer may, subject to any contrary direction that the Board of Directors has provided, execute and deliver, in the name and on the behalf of the Corporation, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents relating to the financial affairs of the Corporation, except as otherwise provided by law.

Section 13. Treasurer. The Treasurer shall have, subject to the direction of the Board of Directors and the Chief Financial Officer, general supervision of the funds, other financial assets and accounts of the Corporation, and shall have and may exercise all such powers and discharge such duties as usually pertain to the office of treasurer of a corporation, including to have custody of funds and securities owned by the Corporation, to cause to be kept full and accurate accounts of receipts and disbursements in books belonging to the Corporation, to deposit all monies and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated as authorized in accordance with these By-Laws and to disburse the funds of the Corporation as may be authorized in accordance with these By-laws, taking proper vouchers for such disbursements, and to render to the Board of Directors, the Chief Executive Officer, a Chief Operating Officer, the President or the Chief Financial Officer, when required thereby, an account of the financial condition of the Corporation, except to the extent that the Board of Directors or the Chief Executive Officer or Chief

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Financial Officer shall have otherwise provided. The Treasurer may, subject to any contrary direction that the Board of Directors has provided, sign, execute and deliver, in the name and on the behalf of the Corporation, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings and other documents relating to the financial affairs of the Corporation, except as otherwise provided by law.

Section 14. Assistant Treasurers. Subject to the direction of the Chief Executive Officer, President, Chief Financial Officer and Treasurer, any Assistant Treasurer may perform any of the duties and exercise any of the powers that may be performed by the Treasurer.

Section 15. Controller. The Controller shall prepare and have the care and custody of the books of account of the Corporation. The Controller shall keep a full and accurate account of all monies received and paid on account of the Corporation, and shall render a statement of the Controller’s accounts whenever the Board of Directors, Chief Executive Officer, Chief Operating Officer, President, Chief Financial Officer or Treasurer shall require. The Controller shall generally perform all duties usually appertaining to the affairs of the controller of a corporation, except to the extent that the Board of Directors, the Chief Executive Officer or Chief Financial Officer shall have otherwise provided, and shall perform such other duties and have such other powers as may be prescribed by the Board of Directors, the Chief Financial Officer or these By-Laws.

Section 16. Additional Powers and Duties. In addition to the foregoing especially enumerated duties and powers, the several officers of the Corporation shall perform such other duties and exercise such further powers as the Board of Directors may, from time to time, determine or as may be assigned to them by any superior officer.

Section 17. Other Officers. The Board of Directors may designate such other officers having such duties and powers as it may specify from time to time.

ARTICLE V

CAPITAL STOCK

Section 1. Ownership. The shares of issued and outstanding stock of the Corporation shall be represented by a certificate or certificates, unless and until the Board of Directors adopts a resolution permitting such shares to be uncertificated. The certificate(s) shall be signed by, or in the name of the Corporation by, (a) the Chief Executive Officer, the President or a Vice-President, and (b) the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, certifying the number of shares owned by such stockholder in the Corporation.

Section 2. Signatures. Any signature required to be on a certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such

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officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

Section 3. Lost, Stolen or Destroyed Certificate. The Board of Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of the lost, stolen or destroyed certificate, or its legal representative, to advertise the same in such manner as the Board of Directors shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

ARTICLE VI

INDEMNIFICATION

Section 1. Indemnification of Officers and Directors: The Corporation shall indemnify each person who serves or has served as a director or officer of the Corporation against personal liability (including expenses) incurred in connection with any action, suit or proceeding to which such person is or is threatened to be made a party by reason of the fact that such person is or was a director or officer of the Corporation, including service as a director or officer (or in any similar capacity) of any subsidiary of the Corporation or, at the request of the Corporation, of any other company, to the fullest extent and on the terms provided by Section 145 of the General Corporation Law of the State of Delaware. Nothing contained in this section shall limit the ability of the Corporation to indemnify or advance expenses to any current or former director, officer, employee or agent of the Corporation pursuant to law or any agreement, action of the Board of Directors or the Stockholder or other arrangement or limit any right any current or former director, officer, employee or agent may have to indemnity or advance of expenses under any bylaw of the Corporation in effect prior to the date of these By-Laws with respect to any action taken, any omission, status as a director, officer, employee or agent or any state of affairs existing prior to the date of these By-Laws. No repeal or modification of this section shall affect any rights or obligations hereunder of any person with respect to any action or omission of any such person occurring, or any state of facts then existing, before such repeal or modification, regardless of whether a claim arising out of such action, omission or state of facts is asserted before or after such repeal or modification

ARTICLE VII

GENERAL

Section 1. Fiscal Year. The fiscal year of the Corporation shall be such date as shall be fixed by resolution of the Board of Directors from time to time.

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Section 2. Corporate Seal. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words “Corporate Seal, Delaware.” The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise upon any paper, certificate or document.

Section 3. Contracts, Instruments, Powers of Attorney. In addition to the authority of the Board of Directors to authorize any person to do so, any officer of the Corporation may, subject to any contrary direction that the Board of Directors has provided, in the name and on behalf of the Corporation, enter into, execute and deliver any and all agreements, contracts, promissory notes, bonds or other certificates or evidences of indebtedness of the Corporation, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents pertaining to a matter within the authority of such officer as provided by these By-Laws or otherwise provided by action of the Board of Directors and may further authorize (including without limitation, by power of attorney) any employee or other person as agent for the Corporation to do so.

Section 4. Amendments. These By-Laws may be altered, amended or repealed, in whole or in part, or new By-Laws may be adopted by the Stockholder or by the Board of Directors at any meeting thereof; provided, however, that notice of such alteration, amendment, repeal or adoption of new By-Laws shall be contained in the notice of such meeting of the Stockholder or in a notice of such meeting of the Board of Directors, as the case may be. All such amendments must be approved by either the affirmative vote of the Stockholder or the Board of Directors.

Section 5. Cessation of Officership and Directorship. Any authority to act in the name or on behalf of the Corporation that was granted by name to any individual shall immediately cease in the event that such individual ceases to be an officer or director of the Corporation, unless otherwise provided by the Board of Directors.

Section 6. Waivers. Whenever under the provisions of law, the Certificate of Incorporation or these By-Laws, the Corporation or the Board of Directors is authorized to take any action after notice to the Stockholder or the sole director, or after the lapse of a prescribed period of time, such action may be taken without notice and without the lapse of any period of time, if at any time before or after such action be completed such requirements be waived in writing by the person or persons entitled to said notice or entitled to participate in the action to be taken or, in the case of the Stockholder, by its attorney thereunto authorized, and, if the Stockholder or the sole director shall be present at any meeting, such presence shall constitute a waiver of notice for such meeting unless the Stockholder or sole director, as applicable, protests the lack of notice at the outset of the meeting.

Section 7. Ratification. Any transaction questioned, including in any lawsuit, on the ground of lack of authority, defective or irregular execution or authorization, adverse interest of a director, officer or stockholder, non-disclosure, miscomputation, or the application of improper principles or practices of accounting or on any ground, may

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be ratified (including, if questioned in any lawsuit, before or after judgment), by the Board of Directors or by the Stockholder, and if so ratified shall have the same force and effect as if the questioned transaction had been originally duly authorized. Such ratification shall be binding upon the Corporation and the Stockholder and shall constitute a bar to any claim or execution of any judgment in respect of such questioned transaction.

Section 8. Priority. Notwithstanding anything to the contrary herein, in the case of any inconsistency between these By-Laws and the Plan, the Plan shall govern.

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EXHIBIT 1

PART D – LEHMAN BROTHERS SPECIAL FINANCING INC.

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

LEHMAN BROTHERS SPECIAL FINANCING INC.

Lehman Brothers Special Financing Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies as follows:

1. The name of the Corporation is Lehman Brothers Special Financing Inc.

2. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on August 17, 1984 pursuant to the DGCL.

3. This Amended and Restated Certificate of Incorporation amends and restates in its entirety the Certificate of Incorporation of the Corporation, as amended.

4. On September 15, 2008 and periodically thereafter, Lehman Brothers Holdings Inc. and certain of its affiliates (including the Corporation) each commenced a voluntary case under title 11, chapter 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).

5. This Amended and Restated Certificate of Incorporation has been deemed approved without the need for Board of Directors or stockholder approval pursuant to Section 303 of the DGCL because it has been adopted pursuant to the Third Amended Joint Chapter 11 Plan of Lehman Brothers Holdings Inc. and its affiliated debtors, as confirmed on [—] by the Bankruptcy Court (the “Plan”).

6. This Amended and Restated Certificate of Incorporation has been duly executed and acknowledged by a representative of the Corporation appointed pursuant to the Plan in accordance with the provisions of Sections 242, 245 and 303 of the DGCL.

7. The text of the Certificate of Incorporation is hereby amended and restated to read, in its entirety, as follows:

FIRST: The name of the corporation is Lehman Brothers Special Financing Inc.

SECOND: The address of the registered office of the Corporation in the State of Delaware is Corporation Service Company, 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle 19808. The name of the registered agent of the Corporation in the State of Delaware at such address is Corporation Service Company.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity (a) for which a corporation may be organized under the DGCL and (b) as contemplated by the Plan.

FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is one thousand (1,000) shares and the par value of each of such shares is one dollar ($1.00) amounting in the aggregate to one thousand dollars ($1,000). The Corporation shall not be authorized to issue any non-voting capital stock of any class, series or other designation to the extent prohibited by section 1123(a)(6) of the Bankruptcy Code; provided, however, that, the foregoing restriction shall (i) have no further force and effect beyond that required under section 1123(a)(6) of the Bankruptcy Code and (ii) only have such force and effect to the extent and for so long as section 1123(a)(6) of the Bankruptcy Code is in effect and applies to the Corporation.

FIFTH: The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation, and of its directors and stockholders:

1. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors of the Corporation. The election of directors need not be by written ballot.

2. The number of directors which shall constitute the entire Board of Directors shall be three (3) persons. The Board of Directors shall be comprised of (i) an individual who is a concurrently serving member of the board of directors of Lehman Brothers Holdings Inc. (“LBHI”) that is selected by the LBHI board of directors, (ii) an individual who is a concurrently serving member of the LBHI board of directors that is selected by the LBHI board of directors and acceptable to the Opco Plan Proponents (as defined in the Plan) who are PSA Creditors (as defined in the Plan), and (iii) an individual who is selected by the individuals appointed pursuant to (i) and (ii) of this section and who is independent from LBHI, the members of the Director Selection Committee (as defined in the Plan) and the Corporation. Each director shall have an initial term, and if re-elected, subsequent terms of one year. Each director elected in accordance with this Article Fifth, Section 2 shall hold office until his successor shall be elected and shall qualify, subject, however, to prior death, disability, resignation, retirement, disqualification or removal from office.

3. Any vacancies on the Board of Directors resulting from death, disability, resignation, retirement, disqualification, or removal from office shall be filled by a vote of the stockholder of the Corporation (as directed by LBHI); provided that at all times the Board of Directors must be comprised of individuals that satisfy the requirements of Article Fifth, Section 2 hereof.

4. A director may be removed from office by the stockholder of the Corporation (as directed by LBHI) only for cause.

5. In furtherance and not in limitation of the powers conferred by law, the Board of Directors or the stockholder of the Corporation are expressly authorized to alter, amend, repeal, in whole or in part, or adopt new bylaws of the Corporation (the “By-Laws”), subject to the requirements of the Bankruptcy Code and in accordance with the Plan; provided, however, that notice of such alteration, amendment, repeal or adoption shall be contained in the notice of meeting of the stockholder or the Board of Directors, as the case may be, at which such action is

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proposed to be taken. Any such alteration, amendment, repeal or adoption must be approved by the affirmative vote of either the stockholder or, unless a higher percentage is required by law or by the By-Laws, a majority of the entire Board of Directors then in office.

SIXTH: Meetings of the stockholder may be held within or outside the State of Delaware, as the By-Laws may provide. The books of the Corporation may be kept (subject to any provision contained in the DGCL) at such place or places as may be designated from time to time by the Board of Directors or in the By-Laws.

SEVENTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in any manner now or hereafter prescribed by law, subject to the requirements of the Bankruptcy Code and in accordance with the Plan, and all rights conferred upon the stockholder of the Corporation or others herein are granted subject to this reservation.

EIGHTH: Notwithstanding anything to the contrary herein, in the case of any inconsistency between this Amended and Restated Certificate of Incorporation and the Plan, the Plan shall govern.

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IN WITNESS WHEREOF, Lehman Brothers Special Financing Inc. has caused this Certificate of Incorporation to be signed by                     , its Authorized Representative, on the      day of     , 201    .

Lehman Brothers Special Financing Inc.

By:
Name:
Title: Authorized Representative

LEHMAN BROTHERS SPECIAL FINANCING INC.

Incorporated Under the Laws of the

State of Delaware

AMENDED AND RESTATED

BY-LAWS

ARTICLE I

OFFICES

Lehman Brothers Special Financing Inc. (the “Corporation”) shall maintain a registered office in the State of Delaware. The Corporation may also have other offices at such places, either within or outside the State of Delaware, as the board of directors of the Corporation (the “Board of Directors”) may from time to time designate or the business of the Corporation may require.

ARTICLE II

STOCKHOLDER

Section 1. Place of Meetings. Meetings of the sole stockholder of the Corporation (the “Stockholder”) for any purpose shall be held on such date, at such time and at such place, either within or outside the State of Delaware, as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof. Only if so determined by the Board of Directors, in its sole discretion, a meeting of the Stockholder may be held not at any place, but may instead be held solely by means of remote communication, as provided in the General Corporation Law of the State of Delaware.

Section 2. Annual Meeting. The Annual Meeting of the Stockholder shall be held on such date and at such time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting, at which meeting the Stockholder shall transact such business as is properly brought before the meeting. Notice of the Annual Meeting of the Stockholder stating the place, date and hour of the meeting shall be given as permitted by law to the Stockholder not less than ten (10) nor more than sixty (60) days before the date of the meeting.

Section 3. Special Meetings. Unless otherwise prescribed by law or the Amended and Restated Certificate of Incorporation (such Certificate, as amended from time to time, the “Certificate of Incorporation”), special meetings of the Stockholder may be called only by the Stockholder, the Chairman of the Board, the Chief Executive Officer, the President in the absence or disability of the Chairman of the Board and the Chief Executive Officer, or the Secretary at the request of the Board of Directors. Notice of a Special Meeting stating the place, date and hour of the meeting and the purposes for which the meeting is called shall be given not less than ten (10) nor more than sixty (60)

days before the date of the meeting to the Stockholder. Only such business as is specified in the notice of special meeting shall come before such meeting.

Section 4. Quorum. Except as otherwise provided by law or by the Certificate of Incorporation, the presence in person or representation by proxy of the Stockholder shall constitute a quorum at all meetings of the Stockholder for the transaction of business.

Section 5. Voting. When a quorum is present or represented at any meeting, the vote of the Stockholder shall decide any question brought before such meeting. The Stockholder shall be entitled at every meeting of the Stockholder to one vote for each share of stock held by it, and such vote may be cast either in person or by proxy, provided that the Stockholder may not exercise any such voting rights in conflict with Article VII of the Third Amended Joint Chapter 11 Plan of Lehman Brothers Holdings Inc. and its affiliated debtors pursuant to Section 1125 of the Bankruptcy Code (the “Plan”).

Section 6. Action by Stockholder Without a Meeting. Any action required to be taken at any annual or special meeting of the Stockholder, or any action which may be taken at any annual or special meeting of the Stockholder, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the Stockholder and shall be delivered to the Corporation by delivery to its principal place of business or to an officer or agent of the Corporation having custody of the book in which proceedings of meetings of the Stockholder are recorded.

ARTICLE III

DIRECTORS

Section 1. Number; Election; Tenure; Qualification; Vacancies; Removal. Except as otherwise provided herein, matters relating to the number, election, tenure, qualification, vacancies and removal of directors are addressed in the Certificate of Incorporation.

Section 2. Duties and Powers. The business of the Corporation shall be managed by or under the direction of the Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation, the Plan Trust Agreement dated [                    ], or by these By-Laws directed or required to be exercised or done solely by the Stockholder.

Section 3. Meetings. The Board of Directors of the Corporation may hold meetings, both regular and special, either within or outside the State of Delaware. Regular meetings of the Board of Directors may be held without notice at such time and at such place as may from time to time be determined by the Board of Directors. Special meetings of the Board of Directors may be called by the Chairman of the Board, the Chief Executive Officer, the President or any director. Notice thereof stating the place, date and hour of the meeting shall be given to each director either (i) by mail or courier

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not less than forty-eight (48) hours before the date of the meeting or (ii) by telephone, telegram or facsimile or electronic transmission, not less than twenty-four (24) hours before the time of the meeting or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances (provided that notice of any meeting need not be given to any director who shall either submit, before or after such meeting, a waiver of notice or attend the meeting without protesting, at the beginning thereof, the lack of notice).

Section 4. Quorum. Except as may be otherwise provided by law, the Certificate of Incorporation or these By-Laws, a majority of the entire Board of Directors shall be necessary to constitute a quorum for the transaction of business, and the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. Whether or not a quorum is present at a meeting of the Board of Directors, a majority of the directors present may adjourn the meeting to such time and place as they may determine without notice other than an announcement at the meeting.

Section 5. Action Without A Meeting. Unless otherwise provided by the Certificate of Incorporation or these By-Laws, any action required or permitted to be taken by the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board of Directors or the committee consent in writing or by electronic transmission to the adoption of a resolution authorizing the action. The resolution and the consents thereto in writing or by electronic transmission by the members of the Board of Directors or committee shall be filed with the minutes of the proceedings of the Board of Directors or such committee.

Section 6. Participation By Telephone. Unless otherwise provided by the Certificate of Incorporation or these By-Laws, any one or more members of the Board of Directors or any committee thereof may participate in a meeting of the Board of Directors or such committee by means of a conference telephone or other communications equipment allowing all persons participating in the meeting to hear each other. Participation by such means shall constitute presence in person at the meeting.

Section 7. Compensation. The directors may be paid their expenses, if any, for attendance at each meeting of the Board of Directors or any committee thereof and may be paid compensation as a director, committee member or chairman of any committee and for attendance at each meeting of the Board of Directors or committee thereof in such amounts as the Board of Directors may fix from time to time. No such payment shall preclude any director from serving the Corporation in any other capacity or entering into transactions otherwise permitted by the Certificate of Incorporation, these By-Laws or applicable law.

Section 8. Resignation. Any director may resign at any time. Such resignation shall be made in writing or by electronic transmission and shall take effect at the time specified therein, or, if no time be specified, at the time of its receipt by the Chairman of the Board, or if none, by the Chief Executive Officer, President or the

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Secretary. The acceptance of a resignation shall not be necessary to make it effective unless so specified therein.

ARTICLE IV

COMMITTEES

Section 1. Committees. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of any such committee. In the absence or disqualification of a member of a committee, and in the absence of a designation by the Board of Directors of an alternate member to replace the absent or disqualified member, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may by unanimous vote appoint another member of the Board of Directors to act at the meeting in the place of any absent or disqualified member. Any committee, to the extent allowed by law and provided in the resolution establishing such committee or in the By-Laws, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, but no such committee shall have the power or authority in reference to the following matters: (i) approving or adopting, or recommending to the Stockholder, any action or matter expressly required by the Delaware General Corporation Law to be submitted to the Stockholder for approval or (ii) adopting, amending or repealing any By-Law of the Corporation. All acts done by any committee within the scope of its powers and duties pursuant to these By-Laws and the resolutions adopted by the Board of Directors shall be deemed to be, and may be certified as being, done or conferred under authority of the Board of Directors. The Secretary or any Assistant Secretary is empowered to certify that any resolution duly adopted by any such committee is binding upon the Corporation and to execute and deliver such certifications from time to time as may be necessary or proper to the conduct of the business of the Corporation.

Section 2. Resignation. Any member of a committee may resign at any time. Such resignation shall be made in writing or by electronic transmission and shall take effect at the time specified therein, or, if no time be specified, at the time of its receipt by the Chairman of the Board, or if none, by the Chief Executive Officer, President or the Secretary. The acceptance of a resignation shall not be necessary to make it effective unless so specified therein.

Section 3. Quorum. A majority of the members of a committee shall constitute a quorum. The vote of a majority of the members of a committee present at any meeting at which a quorum is present shall be the act of such committee.

Section 4. Record of Proceedings. Each committee shall keep a record of its acts and proceedings, and shall report the same to the Board of Directors when and as required by the Board of Directors.

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Section 5. Organization, Meetings, Notices. A committee may hold its meetings at the principal office of the Corporation, or at any other place upon which a majority of the committee may at any time agree. Each committee may make such rules as it may deem expedient for the regulation and carrying on of its meetings and proceedings.

ARTICLE V

OFFICERS

Section 1. General. The officers of the Corporation shall be elected by the Board of Directors and may consist of a Chairman of the Board, a Chief Executive Officer, a Chief Financial Officer, one or more Senior Vice Presidents, one or more Vice Presidents, a Secretary, a Treasurer and a Controller. The Board of Directors, in its discretion, may also elect and specifically identify as officers of the Corporation one or more Vice Chairmen of the Board, a President, one or more Chief Operating Officers, one or more Executive Vice Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers and one or more Assistant Controllers as in its judgment may be necessary or desirable. Any number of offices may be held by the same person, except the offices of President and Secretary or as otherwise prohibited by law, the Certificate of Incorporation or these By-Laws. The officers of the Corporation need not be stockholders or directors of the Corporation, except for the Chairman of the Board, if any, who must be a director. Any office named or provided for in this Article V (including, without limitation, Chairman of the Board, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and Controller) may, at any time and from time to time, be held by one or more persons. If an office is held by more than one person, each person holding such office shall serve as a co-officer (with the appropriate corresponding title) and shall have general authority, individually and without the need for any action by any other co-officer, to exercise all the powers of the holder of such office of the Corporation specified in these By-Laws and shall perform such other duties and have such other powers as may be prescribed by the Board of Directors or such other officer specified in this Article V.

Section 2. Election; Removal; Remuneration. The Board of Directors at its first meeting held after each Annual Meeting of the Stockholder shall elect the officers of the Corporation who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors and may elect additional officers and may fill vacancies among the officers previously elected at any subsequent meeting of the Board of Directors; and all officers of the Corporation shall hold office until their successors are chosen and qualified, or until their earlier resignation or removal. Any officer elected by the Board of Directors may be removed at any time, either for or without cause, by the affirmative vote of a majority of the Board of Directors. Notwithstanding anything to the contrary herein, unless otherwise specifically provided in the resolution of the Board of Directors electing such officer, any officer that was at the time of his appointment to office an employee of Lehman Brothers Holdings Inc. (“LBHI”), any of LBHI’s subsidiaries, LAMCO LLC or any of its affiliates, or Alvarez & Marsal Holdings, LLC (“A&M”) or any affiliates of

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A&M wholly owned by A&M and any of its employees shall automatically, without further action by the Board of Directors and without the necessity or acceptance of a resignation or relinquishment, be removed from all offices he may hold when he shall cease to be employed by at least one of such entities, whether by death, retirement, termination with or without cause or otherwise. Should the Chairman of the Board of Directors, if any, cease to be a director, he shall ipso facto cease to be such officer.

Section 3. Voting Securities Owned by the Corporation. Powers of attorney, proxies, waivers of notice of meetings, consents and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by an officer, and any such officer may, in the name and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation, company, partnership or other entity in which the Corporation may own securities, or to execute written consents in lieu thereof, and at any such meeting, or in giving any such consent, shall possess and may exercise any and all rights and powers incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed if present. The Board of Directors may, by resolution, from time to time confer like powers upon any other person or persons.

Section 4. Chairman of the Board. The Chairman of the Board may be, but need not be, a person other than the Chief Executive Officer of the Corporation. The Chairman of the Board may be, but need not be, an officer or employee of the Corporation. The Chairman of the Board shall preside at meetings of the Board of Directors and shall establish agendas for such meetings.

Section 5. Chief Executive Officer. The Chief Executive Officer shall, subject to the direction of the Board of Directors, have general and active control of the affairs and business of the Corporation and general supervision of its officers, officials, employees and agents. The Chief Executive Officer shall preside at all meetings of the Stockholder and shall preside at all meetings of the Board of Directors and any committee thereof of which he is a member, unless the Board of Directors or such committee shall have chosen another chairman. The Chief Executive Officer shall see that all orders and resolutions of the Board of Directors are carried into effect, and in addition, the Chief Executive Officer shall have all the powers and perform all the duties generally appertaining to the office of the chief executive officer of a corporation. The Chief Executive Officer shall designate the person or persons who shall exercise his powers and perform his duties in his absence or disability and the absence or disability of the President. The Chief Executive Officer may, subject to any contrary direction that the Board of Directors has provided, execute and deliver, in the name and on the behalf of the Corporation, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents, except as otherwise provided by law.

Section 6. President. The President shall have such powers and perform such duties as are prescribed by the Chief Executive Officer or the Board of Directors, and in

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the absence or disability of the Chief Executive Officer, the President shall have the powers and perform the duties of the Chief Executive Officer, except to the extent the Board of Directors shall have otherwise provided. In addition, the President shall have such powers and perform such duties generally appertaining to the office of the president of a corporation, except to the extent the Chief Executive Officer or the Board of Directors shall have otherwise provided. The President may, subject to any contrary direction that the Board of Directors has provided, execute and deliver, in the name and on the behalf of the Corporation, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents, except as otherwise provided by law.

Section 7. Vice Chairmen of the Board. The Vice Chairmen of the Board shall be members of the Board of Directors and shall perform such duties and have such powers as may be prescribed by the Board of Directors, the Chairman of the Board or these By-Laws.

Section 8. Chief Operating Officers. The Chief Operating Officer(s) shall be chief operating officer(s) of the Corporation and shall assist the Chief Executive Officer and the President in the active management of and supervision and direction over the business and affairs of the Corporation, subject, however, to the direction of the Chief Executive Officer and the President and the control of the Board of Directors. In addition, the Chief Operating Officer(s) shall have such powers and perform such duties generally appertaining to the office of the chief operating officer of a corporation, except to the extent the Chief Executive Officer, the President or the Board of Directors shall have otherwise provided, and shall perform such other duties and have such other powers as may be prescribed by the Board of Directors, the Chief Executive Officer, the President or these By-Laws. The Chief Operating Officer(s) may, subject to any contrary direction that the Board of Directors has provided, execute and deliver, in the name and on the behalf of the Corporation, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents, except as otherwise provided by law.

Section 9. Executive Vice Presidents. The Executive Vice Presidents of the Corporation shall perform such duties and have such powers as may, from time to time, be assigned to them by these By-Laws, the Board of Directors, the Chairman of the Board, the Chief Executive Officer, the President or a Chief Operating Officer. Each Executive Vice President may, subject to any contrary direction that the Board of Directors has provided, execute and deliver, in the name and on the behalf of the Corporation, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents relating to the regular course of the duties of his office or so delegated to him, except as otherwise provided by law.

Section 10. Senior Vice Presidents. The Senior Vice Presidents of the Corporation shall perform such duties and have such powers as may, from time to time, be assigned to them by these By-Laws, the Board of Directors, the Chairman of the

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Board, the Chief Executive Officer, the President, a Chief Operating Officer or an Executive Vice President. Each Senior Vice President may, subject to any contrary direction that the Board of Directors has provided, execute and deliver, in the name and on the behalf of the Corporation, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents relating to the regular course of the duties of his office or so delegated to him, except as otherwise provided by law.

Section 11. Vice Presidents. The Vice Presidents of the Corporation shall perform such duties and have such powers as may, from time to time, be assigned to them by these By-Laws, the Board of Directors, the Chairman of the Board, the Chief Executive Officer, the President, a Chief Operating Officer, an Executive Vice President or a Senior Vice President. Each Vice President may, subject to any contrary direction that the Board of Directors has provided, execute and deliver, in the name and on the behalf of the Corporation, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents relating to the regular course of the duties of his office or so delegated to him, except as otherwise provided by law.

Section 12. Secretary. The Secretary shall attend all meetings of the Board of Directors and its committees and of the Stockholder and record all votes and the minutes of all proceedings in a book to be kept for that purpose. The Secretary shall keep in safe custody the seal of the Corporation and affix it to any instrument when so authorized by the Board of Directors or any officer. The Secretary shall give or cause to be given, notice of all meetings of the Stockholder and special meetings of the Board of Directors and shall perform generally all the duties and have all the powers usually appertaining to the office of secretary of a corporation including, without limitation, the power to certify the Certificate of Incorporation, these By-Laws, any actions of the Board of Directors or its committees or the Stockholder and the incumbency of any officers, except to the extent that the Board of Directors or the Chief Executive Officer shall have otherwise provided, and shall perform such other duties and have such other powers as may be prescribed by the Board of Directors or these By-Laws. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his signature.

Section 13. Assistant Secretaries. Subject to the direction of the Chief Executive Officer, President and Secretary, any Assistant Secretary may perform any of the duties and exercise any of the powers that may be performed by the Secretary.

Section 14. Chief Financial Officer. The Chief Financial Officer shall have responsibility for the administration of the financial affairs of the Corporation and shall exercise supervisory responsibility for the performance of the duties of the Treasurer and the Controller. The Chief Financial Officer shall render to the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all of the transactions effected by the Treasurer and Controller and of the financial condition of the Corporation. The Chief Financial Officer shall generally perform all the duties usually

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appertaining to the affairs of a chief financial officer of a corporation and shall perform such other duties and have such other powers as may be prescribed by the Board of Directors or these By-Laws. The Chief Financial Officer may, subject to any contrary direction that the Board of Directors has provided, execute and deliver, in the name and on the behalf of the Corporation, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents relating to the financial affairs of the Corporation, except as otherwise provided by law.

Section 15. Treasurer. The Treasurer shall have, subject to the direction of the Board of Directors and the Chief Financial Officer, general supervision of the funds, other financial assets and accounts of the Corporation, and shall have and may exercise all such powers and discharge such duties as usually pertain to the office of treasurer of a corporation, including to have custody of funds and securities owned by the Corporation, to cause to be kept full and accurate accounts of receipts and disbursements in books belonging to the Corporation, to deposit all monies and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated as authorized in accordance with these By-Laws and to disburse the funds of the Corporation as may be authorized in accordance with these By-laws, taking proper vouchers for such disbursements, and to render to the Board of Directors, the Chief Executive Officer, a Chief Operating Officer, the President or the Chief Financial Officer, when required thereby, an account of the financial condition of the Corporation, except to the extent that the Board of Directors or the Chief Executive Officer or Chief Financial Officer shall have otherwise provided. The Treasurer may, subject to any contrary direction that the Board of Directors has provided, sign, execute and deliver, in the name and on the behalf of the Corporation, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings and other documents relating to the financial affairs of the Corporation, except as otherwise provided by law.

Section 16. Assistant Treasurers. Subject to the direction of the Chief Executive Officer, President, Chief Financial Officer and Treasurer, any Assistant Treasurer may perform any of the duties and exercise any of the powers that may be performed by the Treasurer.

Section 17. Controller. The Controller shall prepare and have the care and custody of the books of account of the Corporation. The Controller shall keep a full and accurate account of all monies received and paid on account of the Corporation, and shall render a statement of the Controller’s accounts whenever the Board of Directors, Chief Executive Officer, Chief Operating Officer, President, Chief Financial Officer or Treasurer shall require. The Controller shall generally perform all duties usually appertaining to the affairs of the controller of a corporation, except to the extent that the Board of Directors, the Chief Executive Officer or Chief Financial Officer shall have otherwise provided, and shall perform such other duties and have such other powers as may be prescribed by the Board of Directors, the Chief Financial Officer or these By-Laws.

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Section 18. Additional Powers and Duties. In addition to the foregoing especially enumerated duties and powers, the several officers of the Corporation shall perform such other duties and exercise such further powers as the Board of Directors may, from time to time, determine or as may be assigned to them by any superior officer.

Section 19. Other Officers. The Board of Directors may designate such other officers having such duties and powers as it may specify from time to time.

ARTICLE VI

CAPITAL STOCK

Section 1. Ownership. The shares of issued and outstanding stock of the Corporation shall be represented by a certificate or certificates, unless and until the Board of Directors adopts a resolution permitting such shares to be uncertificated. The certificate(s) shall be signed by, or in the name of the Corporation by, (a) the Chairman of the Board, a Vice Chairman of the Board, the Chief Executive Officer, the President or a Vice-President, and (b) the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, certifying the number of shares owned by such stockholder in the Corporation.

Section 2. Signatures. Any signature required to be on a certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

Section 3. Lost, Stolen or Destroyed Certificate. The Board of Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of the lost, stolen or destroyed certificate, or its legal representative, to advertise the same in such manner as the Board of Directors shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

ARTICLE VII

INDEMNIFICATION

Section 1. Indemnification of Officers and Directors: The Corporation shall indemnify each person who serves or has served as a director or officer of the Corporation against personal liability (including expenses) incurred in connection with any action, suit or proceeding to which such person is or is threatened to be made a party by reason of the fact that such person is or was a director or officer of the Corporation,

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including service as a director or officer (or in any similar capacity) of any subsidiary of the Corporation or, at the request of the Corporation, of any other company, to the fullest extent and on the terms provided by Section 145 of the Delaware General Corporation Law. Nothing contained in this section shall limit the ability of the Corporation to indemnify or advance expenses to any current or former director, officer, employee or agent of the Corporation pursuant to law or any agreement, action of the Board of Directors or the Stockholder or other arrangement or limit any right any current or former director, officer, employee or agent may have to indemnity or advance of expenses under any bylaw of the Corporation in effect prior to the date of these By-Laws with respect to any action taken, any omission, status as a director, officer, employee or agent or any state of affairs existing prior to the date of these By-Laws. No repeal or modification of this section shall affect any rights or obligations hereunder of any person with respect to any action or omission of any such person occurring, or any state of facts then existing, before such repeal or modification, regardless of whether a claim arising out of such action, omission or state of facts is asserted before or after such repeal or modification.

ARTICLE VIII

GENERAL

Section 1. Fiscal Year. The fiscal year of the Corporation shall be such date as shall be fixed by resolution of the Board of Directors from time to time.

Section 2. Corporate Seal. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words “Corporate Seal, Delaware.” The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise upon any paper, certificate or document.

Section 3. Contracts, Instruments, Powers of Attorney. In addition to the authority of the Board of Directors to authorize any person to do so, any officer of the Corporation may, subject to any contrary direction that the Board of Directors has provided, in the name and on behalf of the Corporation, enter into, execute and deliver any and all agreements, contracts, promissory notes, bonds or other certificates or evidences of indebtedness of the Corporation, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents pertaining to a matter within the authority of such officer as provided by these By-Laws or otherwise provided by action of the Board of Directors and may further authorize (including without limitation, by power of attorney) any employee or other person as agent for the Corporation to do so.

Section 4. Amendments. These By-Laws may be altered, amended or repealed, in whole or in part, or new By-Laws may be adopted by the Stockholder or by the Board of Directors at any meeting thereof; provided, however, that notice of such alteration, amendment, repeal or adoption of new By-Laws shall be contained in the notice of such meeting of the Stockholder or in a notice of such meeting of the Board of Directors, as the case may be. All such amendments must be approved by either the affirmative vote of the Stockholder or, unless a higher percentage is required by law or by

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the Certificate of Incorporation as to any matter which is the subject of these By-Laws, by a majority of the entire Board of Directors then in office.

Section 5. Cessation of Officership and Directorship. Any authority to act in the name or on behalf of the Corporation that was granted by name to any individual shall immediately cease in the event that such individual ceases to be an officer or director of the Corporation, unless otherwise provided by the Board of Directors.

Section 6. Definitions. As used in this Article and in these By-Laws generally, the term “entire Board of Directors” means the total number of directors which the Corporation would have if there were no vacancies.

Section 7. Waivers. Whenever under the provisions of law, the Certificate of Incorporation or these By-Laws, the Corporation or the Board of Directors is authorized to take any action after notice to the Stockholder or the directors, or after the lapse of a prescribed period of time, such action may be taken without notice and without the lapse of any period of time, if at any time before or after such action be completed such requirements be waived in writing by the person or persons entitled to said notice or entitled to participate in the action to be taken or, in the case of the Stockholder, by its attorney thereunto authorized, and, if the Stockholder or any director shall be present at any meeting, such presence shall constitute a waiver of notice for such meeting unless the Stockholder or director, as applicable, protests the lack of notice at the outset of the meeting.

Section 8. Ratification. Any transaction questioned, including in any lawsuit, on the ground of lack of authority, defective or irregular execution or authorization, adverse interest of a director, officer or stockholder, non-disclosure, miscomputation, or the application of improper principles or practices of accounting or on any ground, may be ratified (including, if questioned in any lawsuit, before or after judgment), by the Board of Directors or by the Stockholder, and if so ratified shall have the same force and effect as if the questioned transaction had been originally duly authorized. Such ratification shall be binding upon the Corporation and the Stockholder and shall constitute a bar to any claim or execution of any judgment in respect of such questioned transaction.

Section 9. Conflicts with Plan. Notwithstanding anything to the contrary herein, in the case of any inconsistency between these By-Laws and the Plan, the Plan shall govern.

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EXHIBIT 1

PART E – LEHMAN BROTHERS OTC DERIVATIVES INC.

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

LEHMAN BROTHERS OTC DERIVATIVES INC.

Lehman Brothers OTC Derivatives Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies as follows:

1. The name of the Corporation is Lehman Brothers OTC Derivatives Inc.

2. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on July 31, 2001 pursuant to the DGCL.

3. This Amended and Restated Certificate of Incorporation amends and restates in its entirety the Certificate of Incorporation of the Corporation, as amended.

4. On September 15, 2008 and periodically thereafter, Lehman Brothers Holdings Inc. and certain of its affiliates (including the Corporation) each commenced a voluntary case under title 11, chapter 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).

5. This Amended and Restated Certificate of Incorporation has been deemed approved without the need for Board of Directors or stockholder approval pursuant to Section 303 of the DGCL because it has been adopted pursuant to the Third Amended Joint Chapter 11 Plan of Lehman Brothers Holdings Inc. and its affiliated debtors, as confirmed on [—] by the Bankruptcy Court (the “Plan”).

6. This Amended and Restated Certificate of Incorporation has been duly executed and acknowledged by a representative of the Corporation appointed pursuant to the Plan in accordance with the provisions of Sections 242, 245 and 303 of the DGCL.

7. The text of the Certificate of Incorporation is hereby amended and restated to read, in its entirety, as follows:

FIRST: The name of the corporation is Lehman Brothers OTC Derivatives Inc.

SECOND: The address of the registered office of the Corporation in the State of Delaware is Corporation Service Company, 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle 19808. The name of the registered agent of the Corporation in the State of Delaware at such address is Corporation Service Company.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity (a) for which a corporation may be organized under the DGCL and (b) as contemplated by the Plan.

FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is one hundred (100) and the par value of each of the such shares is one dollar ($1.00) amounting in the aggregate to one hundred dollars ($100.00). The Corporation shall not be authorized to issue any non-voting capital stock of any class, series or other designation to the extent prohibited by section 1123(a)(6) of the Bankruptcy Code; provided, however, that, the foregoing restriction shall (i) have no further force and effect beyond that required under section 1123(a)(6) of the Bankruptcy Code and (ii) only have such force and effect to the extent and for so long as section 1123(a)(6) of the Bankruptcy Code is in effect and applies to the Corporation.

FIFTH: The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation, and of its directors and stockholders:

1. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors of the Corporation. The election of directors need not be by written ballot.

2. The number of directors which shall constitute the entire Board of Directors shall be one (1) person who shall be a concurrently serving member of the board of directors of Lehman Brothers Holdings Inc. The initial director shall have an initial term of one year. The director shall thereafter be elected (a) at the annual meeting of the stockholder or (b) by action of the stockholder in lieu of such meeting, and each director elected at such annual meeting or by such action shall hold office until the next annual meeting of the stockholder and until his successor shall be elected and shall qualify, subject, however, to prior death, disability, resignation, retirement, disqualification or removal from office.

3. Any vacancies on the Board of Directors resulting from death, disability, resignation, retirement, disqualification, removal from office or other cause shall be filled by a vote of the stockholder of the Corporation.

4. The sole director of the Corporation may be removed at any time with or without cause by the stockholder.

5. In furtherance and not in limitation of the powers conferred by law, the Board of Directors or the stockholder of the Corporation are expressly authorized to alter, amend, repeal, in whole or in part, or adopt new bylaws of the Corporation (the “By-Laws”), subject to the requirements of the Bankruptcy Code and in accordance with the Plan; provided, however, that notice of such alteration, amendment, repeal or adoption shall be contained in the notice of meeting of the stockholder or the Board of Directors, as the case may be, at which such action is proposed to be taken. Any such alteration, amendment, repeal or adoption must be approved by the affirmative vote of either the stockholder or the Board of Directors.

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SIXTH: Meetings of the stockholder may be held within or outside the State of Delaware, as the By-Laws may provide. The books of the Corporation may be kept (subject to any provision contained in the DGCL) at such place or places as may be designated from time to time by the Board of Directors or in the By-Laws.

SEVENTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in any manner now or hereafter prescribed by law, subject to the requirements of the Bankruptcy Code and in accordance with the Plan, and all rights conferred upon the stockholder of the Corporation or others herein are granted subject to this reservation.

EIGHTH: Notwithstanding anything to the contrary herein, in the case of any inconsistency between this Amended and Restated Certificate of Incorporation and the Plan, the Plan shall govern.

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IN WITNESS WHEREOF, Lehman Brothers OTC Derivatives Inc. has caused this Certificate of Incorporation to be signed by                     , its Authorized Representative, on the     day of     , 201    .

Lehman Brothers OTC Derivatives Inc.

By:
Name:
Title: Authorized Representative

LEHMAN BROTHERS OTC DERIVATIVES INC.

Incorporated Under the Laws of the

State of Delaware

AMENDED AND RESTATED

BY-LAWS

ARTICLE I

OFFICES

Lehman Brothers OTC Derivatives Inc. (the “Corporation”) shall maintain a registered office in the State of Delaware. The Corporation may also have other offices at such places, either within or outside the State of Delaware, as the board of directors of the Corporation (the “Board of Directors”) may from time to time designate or the business of the Corporation may require.

ARTICLE II

STOCKHOLDER

Section 1. Place of Meetings. Meetings of the sole stockholder of the Corporation (the “Stockholder”) for the election of directors or for any other purpose shall be held on such date, at such time and at such place, either within or outside the State of Delaware, as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof. Only if so determined by the Board of Directors, in its sole discretion, a meeting of the Stockholder may be held not at any place, but may instead be held solely by means of remote communication, as provided in the General Corporation Law of the State of Delaware.

Section 2. Annual Meeting. The Annual Meeting of the Stockholder shall be held on such date and at such time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting, at which meeting the Stockholder shall elect a Board of Directors and transact only such other business as is properly brought before the meeting. Notice of the Annual Meeting of the Stockholder stating the place, date and hour of the meeting shall be given as permitted by law to the Stockholder not less than ten (10) nor more than sixty (60) days before the date of the meeting.

Section 3. Special Meetings. Unless otherwise prescribed by law or the Amended and Restated Certificate of Incorporation (such Certificate, as amended from time to time, the “Certificate of Incorporation”), special meetings of the Stockholder may be called only by the Stockholder, the Chief Executive Officer or the President in the absence or disability of the Chief Executive Officer, or the Secretary at the request of the Board of Directors. Notice of a Special Meeting stating the place, date and hour of the meeting and the purposes for which the meeting is called shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to the Stockholder.

Only such business as is specified in the notice of special meeting shall come before such meeting.

Section 4. Quorum. Except as otherwise provided by law or by the Certificate of Incorporation, the presence in person or representation by proxy of the Stockholder shall constitute a quorum at all meetings of the Stockholder for the transaction of business.

Section 5. Voting. When a quorum is present or represented at any meeting, the vote of the Stockholder shall decide any question brought before such meeting. The Stockholder shall be entitled at every meeting of the Stockholder to one vote for each share of stock held by it, and such vote may be cast either in person or by proxy, provided that the Stockholder may not exercise any such voting rights in conflict with Article VII of the Third Amended Joint Chapter 11 Plan of Lehman Brothers Holdings Inc. and its affiliated debtors pursuant to Section 1125 of the Bankruptcy Code (the “Plan”).

Section 6. Action by Stockholder Without a Meeting. Any action required to be taken at any annual or special meeting of the Stockholder, or any action which may be taken at any annual or special meeting of the Stockholder, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the Stockholder and shall be delivered to the Corporation by delivery to its principal place of business or to an officer or agent of the Corporation having custody of the book in which proceedings of meetings of the Stockholder are recorded.

ARTICLE III

DIRECTORS

Section 1. Number; Election; Tenure; Qualification; Vacancies; Removal. Except as otherwise provided herein, matters relating to the number, election, tenure, qualification, vacancies and removal of the Board of Directors are addressed in the Certificate of Incorporation.

Section 2. Duties and Powers. The business of the Corporation shall be managed by or under the direction of the Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation, the Plan Trust Agreement dated [                    ], or by these By-Laws directed or required to be exercised or done solely by the Stockholder.

Section 3. Meetings. The Board of Directors of the Corporation may hold meetings, both regular and special, either within or outside the State of Delaware. Regular meetings of the Board of Directors may be held without notice at such time and at such place as may from time to time be determined by the Board of Directors. Special meetings of the Board of Directors may be called by the Chief Executive Officer, the President or the sole director. Notice thereof stating the place, date and hour of the meeting shall be given to the sole director either (i) by mail or courier not less than forty-

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eight (48) hours before the date of the meeting or (ii) by telephone, telegram or facsimile or electronic transmission, not less than twenty-four (24) hours before the time of the meeting or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances (provided that notice of any meeting need not be given to the sole director if he shall either submit, before or after such meeting, a waiver of notice or attend the meeting without protesting, at the beginning thereof, the lack of notice).

Section 4. Quorum. Except as may be otherwise provided by law or by the Certificate of Incorporation, the presence in person or representation by proxy of the sole director of the Corporation shall constitute a quorum at all meetings of the Board of Directors for the transaction of business, and the vote of the sole director shall be the act of the Board of Directors.

Section 5. Action Without A Meeting. Unless otherwise provided by the Certificate of Incorporation or these By-Laws, any action required or permitted to be taken by the Board of Directors may be taken without a meeting if the sole director of the Corporation consents in writing or by electronic transmission to the adoption of a resolution authorizing the action. The resolution and the consent thereto in writing or by electronic transmission by the sole director shall be filed with the minutes of the proceedings of the Board of Directors.

Section 6. Participation By Telephone. Unless otherwise provided by the Certificate of Incorporation or these By-Laws, the sole director may participate in a meeting of the Board of Directors by means of a conference telephone or other communications equipment allowing all persons participating in the meeting to hear each other. Participation by such means shall constitute presence in person at the meeting.

Section 7. Compensation. The sole director may be paid his expenses, if any, for attendance at each meeting of the Board of Directors and may be paid compensation as a director and for attendance at each meeting of the Board of Directors in such amounts as the Board of Directors may fix from time to time. No such payment shall preclude the sole director from serving the Corporation in any other capacity or entering into transactions otherwise permitted by the Certificate of Incorporation, these By-Laws or applicable law.

Section 8. Resignation. Any director may resign at any time. Such resignation shall be made in writing or by electronic transmission and shall take effect at the time specified therein, or, if no time be specified, at the time of its receipt by the Chief Executive Officer, President or the Secretary. The acceptance of a resignation shall not be necessary to make it effective unless so specified therein.

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ARTICLE IV

OFFICERS

Section 1. General. The officers of the Corporation shall be elected by the Board of Directors and may consist of a Chief Executive Officer, a Chief Financial Officer, one or more Senior Vice Presidents, one or more Vice Presidents, a Secretary, a Treasurer and a Controller. The Board of Directors, in its discretion, may also elect and specifically identify as officers of the Corporation a President, one or more Chief Operating Officers, one or more Executive Vice Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers and one or more Assistant Controllers as in its judgment may be necessary or desirable. Any number of offices may be held by the same person, except the offices of President and Secretary or as otherwise prohibited by law, the Certificate of Incorporation or these By-Laws. The officers of the Corporation need not be stockholders or directors of the Corporation. Any office named or provided for in this Article IV (including, without limitation, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and Controller) may, at any time and from time to time, be held by one or more persons. If an office is held by more than one person, each person holding such office shall serve as a co-officer (with the appropriate corresponding title) and shall have general authority, individually and without the need for any action by any other co-officer, to exercise all the powers of the holder of such office of the Corporation specified in these By-Laws and shall perform such other duties and have such other powers as may be prescribed by the Board of Directors or such other officer specified in this Article IV.

Section 2. Election; Removal; Remuneration. The Board of Directors at its first meeting held after each Annual Meeting of the Stockholder shall elect the officers of the Corporation who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors and may elect additional officers and may fill vacancies among the officers previously elected at any subsequent meeting of the Board of Directors; and all officers of the Corporation shall hold office until their successors are chosen and qualified, or until their earlier resignation or removal. Any officer elected by the Board of Directors may be removed at any time, either for or without cause, by the affirmative vote of the Board of Directors. Notwithstanding anything to the contrary herein, unless otherwise specifically provided in the resolution of the Board of Directors electing such officer, any officer that was at the time of his appointment to office an employee of Lehman Brothers Holdings Inc. (“LBHI”), any of LBHI’s subsidiaries, LAMCO LLC or any of its affiliates, or Alvarez & Marsal Holdings, LLC (“A&M”) or any affiliates of A&M wholly owned by A&M and any of its employees shall automatically, without further action by the Board of Directors and without the necessity or acceptance of a resignation or relinquishment, be removed from all offices he may hold when he shall cease to be employed by at least one of such entities, whether by death, retirement, termination with or without cause or otherwise.

Section 3. Voting Securities Owned by the Corporation. Powers of attorney, proxies, waivers of notice of meetings, consents and other instruments relating to

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securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by an officer, and any such officer may, in the name and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation, company, partnership or other entity in which the Corporation may own securities, or to execute written consents in lieu thereof, and at any such meeting, or in giving any such consent, shall possess and may exercise any and all rights and powers incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed if present. The Board of Directors may, by resolution, from time to time confer like powers upon any other person or persons.

Section 4. Chief Executive Officer. The Chief Executive Officer shall, subject to the direction of the Board of Directors, have general and active control of the affairs and business of the Corporation and general supervision of its officers, officials, employees and agents. The Chief Executive Officer shall preside at all meetings of the Stockholder and shall preside at all meetings of the Board of Directors, unless the Board of Directors shall have chosen another chairman. The Chief Executive Officer shall see that all orders and resolutions of the Board of Directors are carried into effect, and in addition, the Chief Executive Officer shall have all the powers and perform all the duties generally appertaining to the office of the chief executive officer of a corporation. The Chief Executive Officer shall designate the person or persons who shall exercise his powers and perform his duties in his absence or disability and the absence or disability of the President. The Chief Executive Officer may, subject to any contrary direction that the Board of Directors has provided, execute and deliver, in the name and on the behalf of the Corporation, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents, except as otherwise provided by law.

Section 5. President. The President shall have such powers and perform such duties as are prescribed by the Chief Executive Officer or the Board of Directors, and in the absence or disability of the Chief Executive Officer, the President shall have the powers and perform the duties of the Chief Executive Officer, except to the extent the Board of Directors shall have otherwise provided. In addition, the President shall have such powers and perform such duties generally appertaining to the office of the president of a corporation, except to the extent the Chief Executive Officer or the Board of Directors shall have otherwise provided. The President may, subject to any contrary direction that the Board of Directors has provided, execute and deliver, in the name and on the behalf of the Corporation, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents, except as otherwise provided by law.

Section 6. Chief Operating Officers. The Chief Operating Officer(s) shall be chief operating officer(s) of the Corporation and shall assist the Chief Executive Officer and the President in the active management of and supervision and direction over the business and affairs of the Corporation, subject, however, to the direction of the Chief Executive Officer and the President and the control of the Board of Directors. In

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addition, the Chief Operating Officer(s) shall have such powers and perform such duties generally appertaining to the office of the chief operating officer of a corporation, except to the extent the Chief Executive Officer, the President or the Board of Directors shall have otherwise provided, and shall perform such other duties and have such other powers as may be prescribed by the Board of Directors, the Chief Executive Officer, the President or these By-Laws. The Chief Operating Officer(s) may, subject to any contrary direction that the Board of Directors has provided, execute and deliver, in the name and on the behalf of the Corporation, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents, except as otherwise provided by law.

Section 7. Executive Vice Presidents. The Executive Vice Presidents of the Corporation shall perform such duties and have such powers as may, from time to time, be assigned to them by these By-Laws, the Board of Directors, the Chief Executive Officer, the President or a Chief Operating Officer. Each Executive Vice President may, subject to any contrary direction that the Board of Directors has provided, execute and deliver, in the name and on the behalf of the Corporation, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents relating to the regular course of the duties of his office or so delegated to him, except as otherwise provided by law.

Section 8. Senior Vice Presidents. The Senior Vice Presidents of the Corporation shall perform such duties and have such powers as may, from time to time, be assigned to them by these By-Laws, the Board of Directors, the Chief Executive Officer, the President, a Chief Operating Officer or an Executive Vice President. Each Senior Vice President may, subject to any contrary direction that the Board of Directors has provided, execute and deliver, in the name and on the behalf of the Corporation, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents relating to the regular course of the duties of his office or so delegated to him, except as otherwise provided by law.

Section 9. Vice Presidents. The Vice Presidents of the Corporation shall perform such duties and have such powers as may, from time to time, be assigned to them by these By-Laws, the Board of Directors, the Chief Executive Officer, the President, a Chief Operating Officer, an Executive Vice President or a Senior Vice President. Each Vice President may, subject to any contrary direction that the Board of Directors has provided, execute and deliver, in the name and on the behalf of the Corporation, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents relating to the regular course of the duties of his office or so delegated to him, except as otherwise provided by law.

Section 10. Secretary. The Secretary shall attend all meetings of the Board of Directors and of the Stockholder and record all votes and the minutes of all proceedings in a book to be kept for that purpose. The Secretary shall keep in safe custody the seal of

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the Corporation and affix it to any instrument when so authorized by the Board of Directors or any officer. The Secretary shall give or cause to be given, notice of all meetings of the Stockholder and special meetings of the Board of Directors and shall perform generally all the duties and have all the powers usually appertaining to the office of secretary of a corporation including, without limitation, the power to certify the Certificate of Incorporation, these By-Laws, any actions of the Board of Directors or the Stockholder and the incumbency of any officers, except to the extent that the Board of Directors or the Chief Executive Officer shall have otherwise provided, and shall perform such other duties and have such other powers as may be prescribed by the Board of Directors or these By-Laws. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his signature.

Section 11. Assistant Secretaries. Subject to the direction of the Chief Executive Officer, President and Secretary, any Assistant Secretary may perform any of the duties and exercise any of the powers that may be performed by the Secretary.

Section 12. Chief Financial Officer. The Chief Financial Officer shall have responsibility for the administration of the financial affairs of the Corporation and shall exercise supervisory responsibility for the performance of the duties of the Treasurer and the Controller. The Chief Financial Officer shall render to the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all of the transactions effected by the Treasurer and Controller and of the financial condition of the Corporation. The Chief Financial Officer shall generally perform all the duties usually appertaining to the affairs of a chief financial officer of a corporation and shall perform such other duties and have such other powers as may be prescribed by the Board of Directors or these By-Laws. The Chief Financial Officer may, subject to any contrary direction that the Board of Directors has provided, execute and deliver, in the name and on the behalf of the Corporation, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents relating to the financial affairs of the Corporation, except as otherwise provided by law.

Section 13. Treasurer. The Treasurer shall have, subject to the direction of the Board of Directors and the Chief Financial Officer, general supervision of the funds, other financial assets and accounts of the Corporation, and shall have and may exercise all such powers and discharge such duties as usually pertain to the office of treasurer of a corporation, including to have custody of funds and securities owned by the Corporation, to cause to be kept full and accurate accounts of receipts and disbursements in books belonging to the Corporation, to deposit all monies and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated as authorized in accordance with these By-Laws and to disburse the funds of the Corporation as may be authorized in accordance with these By-laws, taking proper vouchers for such disbursements, and to render to the Board of Directors, the Chief Executive Officer, a Chief Operating Officer, the President or the Chief Financial Officer, when required thereby, an account of the financial condition of the Corporation, except to the extent that the Board of Directors or the Chief Executive Officer or Chief

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Financial Officer shall have otherwise provided. The Treasurer may, subject to any contrary direction that the Board of Directors has provided, sign, execute and deliver, in the name and on the behalf of the Corporation, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings and other documents relating to the financial affairs of the Corporation, except as otherwise provided by law.

Section 14. Assistant Treasurers. Subject to the direction of the Chief Executive Officer, President, Chief Financial Officer and Treasurer, any Assistant Treasurer may perform any of the duties and exercise any of the powers that may be performed by the Treasurer.

Section 15. Controller. The Controller shall prepare and have the care and custody of the books of account of the Corporation. The Controller shall keep a full and accurate account of all monies received and paid on account of the Corporation, and shall render a statement of the Controller’s accounts whenever the Board of Directors, Chief Executive Officer, Chief Operating Officer, President, Chief Financial Officer or Treasurer shall require. The Controller shall generally perform all duties usually appertaining to the affairs of the controller of a corporation, except to the extent that the Board of Directors, the Chief Executive Officer or Chief Financial Officer shall have otherwise provided, and shall perform such other duties and have such other powers as may be prescribed by the Board of Directors, the Chief Financial Officer or these By-Laws.

Section 16. Additional Powers and Duties. In addition to the foregoing especially enumerated duties and powers, the several officers of the Corporation shall perform such other duties and exercise such further powers as the Board of Directors may, from time to time, determine or as may be assigned to them by any superior officer.

Section 17. Other Officers. The Board of Directors may designate such other officers having such duties and powers as it may specify from time to time.

ARTICLE V

CAPITAL STOCK

Section 1. Ownership. The shares of issued and outstanding stock of the Corporation shall be represented by a certificate or certificates, unless and until the Board of Directors adopts a resolution permitting such shares to be uncertificated. The certificate(s) shall be signed by, or in the name of the Corporation by, (a) the Chief Executive Officer, the President or a Vice-President, and (b) the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, certifying the number of shares owned by such stockholder in the Corporation.

Section 2. Signatures. Any signature required to be on a certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such

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officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

Section 3. Lost, Stolen or Destroyed Certificate. The Board of Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of the lost, stolen or destroyed certificate, or its legal representative, to advertise the same in such manner as the Board of Directors shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

ARTICLE VI

INDEMNIFICATION

Section 1. Indemnification of Officers and Directors: The Corporation shall indemnify each person who serves or has served as a director or officer of the Corporation against personal liability (including expenses) incurred in connection with any action, suit or proceeding to which such person is or is threatened to be made a party by reason of the fact that such person is or was a director or officer of the Corporation, including service as a director or officer (or in any similar capacity) of any subsidiary of the Corporation or, at the request of the Corporation, of any other company, to the fullest extent and on the terms provided by Section 145 of the General Corporation Law of the State of Delaware. Nothing contained in this section shall limit the ability of the Corporation to indemnify or advance expenses to any current or former director, officer, employee or agent of the Corporation pursuant to law or any agreement, action of the Board of Directors or the Stockholder or other arrangement or limit any right any current or former director, officer, employee or agent may have to indemnity or advance of expenses under any bylaw of the Corporation in effect prior to the date of these By-Laws with respect to any action taken, any omission, status as a director, officer, employee or agent or any state of affairs existing prior to the date of these By-Laws. No repeal or modification of this section shall affect any rights or obligations hereunder of any person with respect to any action or omission of any such person occurring, or any state of facts then existing, before such repeal or modification, regardless of whether a claim arising out of such action, omission or state of facts is asserted before or after such repeal or modification.

ARTICLE VII

GENERAL

Section 1. Fiscal Year. The fiscal year of the Corporation shall be such date as shall be fixed by resolution of the Board of Directors from time to time.

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Section 2. Corporate Seal. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words “Corporate Seal, Delaware.” The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise upon any paper, certificate or document.

Section 3. Contracts, Instruments, Powers of Attorney. In addition to the authority of the Board of Directors to authorize any person to do so, any officer of the Corporation may, subject to any contrary direction that the Board of Directors has provided, in the name and on behalf of the Corporation, enter into, execute and deliver any and all agreements, contracts, promissory notes, bonds or other certificates or evidences of indebtedness of the Corporation, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents pertaining to a matter within the authority of such officer as provided by these By-Laws or otherwise provided by action of the Board of Directors and may further authorize (including without limitation, by power of attorney) any employee or other person as agent for the Corporation to do so.

Section 4. Amendments. These By-Laws may be altered, amended or repealed, in whole or in part, or new By-Laws may be adopted by the Stockholder or by the Board of Directors at any meeting thereof; provided, however, that notice of such alteration, amendment, repeal or adoption of new By-Laws shall be contained in the notice of such meeting of the Stockholder or in a notice of such meeting of the Board of Directors, as the case may be. All such amendments must be approved by either the affirmative vote of the Stockholder or the Board of Directors.

Section 5. Cessation of Officership and Directorship. Any authority to act in the name or on behalf of the Corporation that was granted by name to any individual shall immediately cease in the event that such individual ceases to be an officer or director of the Corporation, unless otherwise provided by the Board of Directors.

Section 6. Waivers. Whenever under the provisions of law, the Certificate of Incorporation or these By-Laws, the Corporation or the Board of Directors is authorized to take any action after notice to the Stockholder or the sole director, or after the lapse of a prescribed period of time, such action may be taken without notice and without the lapse of any period of time, if at any time before or after such action be completed such requirements be waived in writing by the person or persons entitled to said notice or entitled to participate in the action to be taken or, in the case of the Stockholder, by its attorney thereunto authorized, and, if the Stockholder or the sole director shall be present at any meeting, such presence shall constitute a waiver of notice for such meeting unless the Stockholder or sole director, as applicable, protests the lack of notice at the outset of the meeting.

Section 7. Ratification. Any transaction questioned, including in any lawsuit, on the ground of lack of authority, defective or irregular execution or authorization, adverse interest of a director, officer or stockholder, non-disclosure, miscomputation, or the application of improper principles or practices of accounting or on any ground, may

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be ratified (including, if questioned in any lawsuit, before or after judgment), by the Board of Directors or by the Stockholder, and if so ratified shall have the same force and effect as if the questioned transaction had been originally duly authorized. Such ratification shall be binding upon the Corporation and the Stockholder and shall constitute a bar to any claim or execution of any judgment in respect of such questioned transaction.

Section 8. Priority. Notwithstanding anything to the contrary herein, in the case of any inconsistency between these By-Laws and the Plan, the Plan shall govern.

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EXHIBIT 1

PART F – LEHMAN BROTHERS COMMERCIAL CORPORATION

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

LEHMAN BROTHERS COMMERCIAL CORPORATION

Lehman Brothers Commercial Corporation (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies as follows:

1. The name of the Corporation is Lehman Brothers Commercial Corporation.

2. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on December 8, 1977 pursuant to the DGCL.

3. This Amended and Restated Certificate of Incorporation amends and restates in its entirety the Certificate of Incorporation of the Corporation, as amended.

4. On September 15, 2008 and periodically thereafter, Lehman Brothers Holdings Inc. and certain of its affiliates (including the Corporation) each commenced a voluntary case under title 11, chapter 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).

5. This Amended and Restated Certificate of Incorporation has been deemed approved without the need for Board of Directors or stockholder approval pursuant to Section 303 of the DGCL because it has been adopted pursuant to the Third Amended Joint Chapter 11 Plan of Lehman Brothers Holdings Inc. and its affiliated debtors, as confirmed on [—] by the Bankruptcy Court (the “Plan”).

6. This Amended and Restated Certificate of Incorporation has been duly executed and acknowledged by a representative of the Corporation appointed pursuant to the Plan in accordance with the provisions of Sections 242, 245 and 303 of the DGCL.

7. The text of the Certificate of Incorporation is hereby amended and restated to read, in its entirety, as follows:

FIRST : The name of the corporation is Lehman Brothers Commercial Corporation.

SECOND : The address of the registered office of the Corporation in the State of Delaware is Corporation Service Company, 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle 19808. The name of the registered agent of the Corporation in the State of Delaware at such address is Corporation Service Company.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity (a) for which a corporation may be organized under the DGCL and (b) as contemplated by the Plan.

FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is one thousand (1,000) and the par value of each of such shares is one dollar ($1.00) amounting in the aggregate to one thousand dollars ($1,000). The Corporation shall not be authorized to issue any non-voting capital stock of any class, series or other designation to the extent prohibited by section 1123(a)(6) of the Bankruptcy Code; provided, however, that, the foregoing restriction shall (i) have no further force and effect beyond that required under section 1123(a)(6) of the Bankruptcy Code and (ii) only have such force and effect to the extent and for so long as section 1123(a)(6) of the Bankruptcy Code is in effect and applies to the Corporation.

FIFTH: The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation, and of its directors and stockholders:

1. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors of the Corporation. The election of directors need not be by written ballot.

2. The number of directors which shall constitute the entire Board of Directors shall be one (1) person who shall be a concurrently serving member of the board of directors of Lehman Brothers Holdings Inc. The initial director shall have an initial term of one year. The director shall thereafter be elected (a) at the annual meeting of the stockholder or (b) by action of the stockholder in lieu of such meeting, and each director elected at such annual meeting or by such action shall hold office until the next annual meeting of the stockholder and until his successor shall be elected and shall qualify, subject, however, to prior death, disability, resignation, retirement, disqualification or removal from office.

3. Any vacancies on the Board of Directors resulting from death, disability, resignation, retirement, disqualification, removal from office or other cause shall be filled by a vote of the stockholder of the Corporation.

4. The sole director of the Corporation may be removed at any time with or without cause by the stockholder.

5. In furtherance and not in limitation of the powers conferred by law, the Board of Directors or the stockholder of the Corporation are expressly authorized to alter, amend, repeal, in whole or in part, or adopt new bylaws of the Corporation (the “By-Laws”), subject to the requirements of the Bankruptcy Code and in accordance with the Plan; provided, however, that notice of such alteration, amendment, repeal or adoption shall be contained in the notice of meeting of the stockholder or the Board of Directors, as the case may be, at which such action is proposed to be taken. Any such alteration, amendment, repeal or adoption must be approved by the affirmative vote of either the stockholder or the Board of Directors.

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SIXTH: Meetings of the stockholder may be held within or outside the State of Delaware, as the By-Laws may provide. The books of the Corporation may be kept (subject to any provision contained in the DGCL) at such place or places as may be designated from time to time by the Board of Directors or in the By-Laws.

SEVENTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in any manner now or hereafter prescribed by law, subject to the requirements of the Bankruptcy Code and in accordance with the Plan, and all rights conferred upon the stockholder of the Corporation or others herein are granted subject to this reservation.

EIGHTH: Notwithstanding anything to the contrary herein, in the case of any inconsistency between this Amended and Restated Certificate of Incorporation and the Plan, the Plan shall govern.

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IN WITNESS WHEREOF, Lehman Brothers Commercial Corporation has caused this Certificate of Incorporation to be signed by                     , its Authorized Representative, on the     day of     , 201    .

Lehman Brothers Commercial Corporation

By:
Name:
Title: Authorized Representative

LEHMAN BROTHERS COMMERCIAL CORPORATION

Incorporated Under the Laws of the

State of Delaware

AMENDED AND RESTATED

BY-LAWS

ARTICLE I

OFFICES

Lehman Brothers Commercial Corporation (the “Corporation”) shall maintain a registered office in the State of Delaware. The Corporation may also have other offices at such places, either within or outside the State of Delaware, as the board of directors of the Corporation (the “Board of Directors”) may from time to time designate or the business of the Corporation may require.

ARTICLE II

STOCKHOLDER

Section 1. Place of Meetings. Meetings of the sole stockholder of the Corporation (the “Stockholder”) for the election of directors or for any other purpose shall be held on such date, at such time and at such place, either within or outside the State of Delaware, as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof. Only if so determined by the Board of Directors, in its sole discretion, a meeting of the Stockholder may be held not at any place, but may instead be held solely by means of remote communication, as provided in the General Corporation Law of the State of Delaware.

Section 2. Annual Meeting. The Annual Meeting of the Stockholder shall be held on such date and at such time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting, at which meeting the Stockholder shall elect a Board of Directors and transact only such other business as is properly brought before the meeting. Notice of the Annual Meeting of the Stockholder stating the place, date and hour of the meeting shall be given as permitted by law to the Stockholder not less than ten (10) nor more than sixty (60) days before the date of the meeting.

Section 3. Special Meetings. Unless otherwise prescribed by law or the Amended and Restated Certificate of Incorporation (such Certificate, as amended from time to time, the “Certificate of Incorporation”), special meetings of the Stockholder may be called only by the Stockholder, the Chief Executive Officer or the President in the absence or disability of the Chief Executive Officer, or the Secretary at the request of the Board of Directors. Notice of a Special Meeting stating the place, date and hour of the meeting and the purposes for which the meeting is called shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to the Stockholder.

Only such business as is specified in the notice of special meeting shall come before such meeting.

Section 4. Quorum. Except as otherwise provided by law or by the Certificate of Incorporation, the presence in person or representation by proxy of the Stockholder shall constitute a quorum at all meetings of the Stockholder for the transaction of business.

Section 5. Voting. When a quorum is present or represented at any meeting, the vote of the Stockholder shall decide any question brought before such meeting. The Stockholder shall be entitled at every meeting of the Stockholder to one vote for each share of stock held by it, and such vote may be cast either in person or by proxy, provided that the Stockholder may not exercise any such voting rights in conflict with Article VII of the Third Amended Joint Chapter 11 Plan of Lehman Brothers Holdings Inc. and its affiliated debtors pursuant to Section 1125 of the Bankruptcy Code (the “Plan”).

Section 6. Action by Stockholder Without a Meeting. Any action required to be taken at any annual or special meeting of the Stockholder, or any action which may be taken at any annual or special meeting of the Stockholder, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the Stockholder and shall be delivered to the Corporation by delivery to its principal place of business or to an officer or agent of the Corporation having custody of the book in which proceedings of meetings of the Stockholder are recorded.

ARTICLE III

DIRECTORS

Section 1. Number; Election; Tenure; Qualification; Vacancies; Removal. Except as otherwise provided herein, matters relating to the number, election, tenure, qualification, vacancies and removal of the Board of Directors are addressed in the Certificate of Incorporation.

Section 2. Duties and Powers. The business of the Corporation shall be managed by or under the direction of the Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation, the Plan Trust Agreement dated [                    ], or by these By-Laws directed or required to be exercised or done solely by the Stockholder.

Section 3. Meetings. The Board of Directors of the Corporation may hold meetings, both regular and special, either within or outside the State of Delaware. Regular meetings of the Board of Directors may be held without notice at such time and at such place as may from time to time be determined by the Board of Directors. Special meetings of the Board of Directors may be called by the Chief Executive Officer, the President or the sole director. Notice thereof stating the place, date and hour of the meeting shall be given to the sole director either (i) by mail or courier not less than forty-

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eight (48) hours before the date of the meeting or (ii) by telephone, telegram or facsimile or electronic transmission, not less than twenty-four (24) hours before the time of the meeting or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances (provided that notice of any meeting need not be given to the sole director if he shall either submit, before or after such meeting, a waiver of notice or attend the meeting without protesting, at the beginning thereof, the lack of notice).

Section 4. Quorum. Except as may be otherwise provided by law or by the Certificate of Incorporation, the presence in person or representation by proxy of the sole director of the Corporation shall constitute a quorum at all meetings of the Board of Directors for the transaction of business, and the vote of the sole director shall be the act of the Board of Directors.

Section 5. Action Without A Meeting. Unless otherwise provided by the Certificate of Incorporation or these By-Laws, any action required or permitted to be taken by the Board of Directors may be taken without a meeting if the sole director of the Corporation consents in writing or by electronic transmission to the adoption of a resolution authorizing the action. The resolution and the consent thereto in writing or by electronic transmission by the sole director shall be filed with the minutes of the proceedings of the Board of Directors.

Section 6. Participation By Telephone. Unless otherwise provided by the Certificate of Incorporation or these By-Laws, the sole director may participate in a meeting of the Board of Directors by means of a conference telephone or other communications equipment allowing all persons participating in the meeting to hear each other. Participation by such means shall constitute presence in person at the meeting.

Section 7. Compensation. The sole director may be paid his expenses, if any, for attendance at each meeting of the Board of Directors and may be paid compensation as a director and for attendance at each meeting of the Board of Directors in such amounts as the Board of Directors may fix from time to time. No such payment shall preclude the sole director from serving the Corporation in any other capacity or entering into transactions otherwise permitted by the Certificate of Incorporation, these By-Laws or applicable law.

Section 8. Resignation. Any director may resign at any time. Such resignation shall be made in writing or by electronic transmission and shall take effect at the time specified therein, or, if no time be specified, at the time of its receipt by the Chief Executive Officer, President or the Secretary. The acceptance of a resignation shall not be necessary to make it effective unless so specified therein.

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ARTICLE IV

OFFICERS

Section 1. General. The officers of the Corporation shall be elected by the Board of Directors and may consist of a Chief Executive Officer, a Chief Financial Officer, one or more Senior Vice Presidents, one or more Vice Presidents, a Secretary, a Treasurer and a Controller. The Board of Directors, in its discretion, may also elect and specifically identify as officers of the Corporation a President, one or more Chief Operating Officers, one or more Executive Vice Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers and one or more Assistant Controllers as in its judgment may be necessary or desirable. Any number of offices may be held by the same person, except the offices of President and Secretary or as otherwise prohibited by law, the Certificate of Incorporation or these By-Laws. The officers of the Corporation need not be stockholders or directors of the Corporation. Any office named or provided for in this Article IV (including, without limitation, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and Controller) may, at any time and from time to time, be held by one or more persons. If an office is held by more than one person, each person holding such office shall serve as a co-officer (with the appropriate corresponding title) and shall have general authority, individually and without the need for any action by any other co-officer, to exercise all the powers of the holder of such office of the Corporation specified in these By-Laws and shall perform such other duties and have such other powers as may be prescribed by the Board of Directors or such other officer specified in this Article IV.

Section 2. Election; Removal; Remuneration. The Board of Directors at its first meeting held after each Annual Meeting of the Stockholder shall elect the officers of the Corporation who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors and may elect additional officers and may fill vacancies among the officers previously elected at any subsequent meeting of the Board of Directors; and all officers of the Corporation shall hold office until their successors are chosen and qualified, or until their earlier resignation or removal. Any officer elected by the Board of Directors may be removed at any time, either for or without cause, by the affirmative vote of the Board of Directors. Notwithstanding anything to the contrary herein, unless otherwise specifically provided in the resolution of the Board of Directors electing such officer, any officer that was at the time of his appointment to office an employee of Lehman Brothers Holdings Inc. (“LBHI”), any of LBHI’s subsidiaries, LAMCO LLC or any of its affiliates, or Alvarez & Marsal Holdings, LLC (“A&M”) or any affiliates of A&M wholly owned by A&M and any of its employees shall automatically, without further action by the Board of Directors and without the necessity or acceptance of a resignation or relinquishment, be removed from all offices he may hold when he shall cease to be employed by at least one of such entities, whether by death, retirement, termination with or without cause or otherwise.

Section 3. Voting Securities Owned by the Corporation. Powers of attorney, proxies, waivers of notice of meetings, consents and other instruments relating to

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securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by an officer, and any such officer may, in the name and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation, company, partnership or other entity in which the Corporation may own securities, or to execute written consents in lieu thereof, and at any such meeting, or in giving any such consent, shall possess and may exercise any and all rights and powers incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed if present. The Board of Directors may, by resolution, from time to time confer like powers upon any other person or persons.

Section 4. Chief Executive Officer. The Chief Executive Officer shall, subject to the direction of the Board of Directors, have general and active control of the affairs and business of the Corporation and general supervision of its officers, officials, employees and agents. The Chief Executive Officer shall preside at all meetings of the Stockholder and shall preside at all meetings of the Board of Directors, unless the Board of Directors shall have chosen another chairman. The Chief Executive Officer shall see that all orders and resolutions of the Board of Directors are carried into effect, and in addition, the Chief Executive Officer shall have all the powers and perform all the duties generally appertaining to the office of the chief executive officer of a corporation. The Chief Executive Officer shall designate the person or persons who shall exercise his powers and perform his duties in his absence or disability and the absence or disability of the President. The Chief Executive Officer may, subject to any contrary direction that the Board of Directors has provided, execute and deliver, in the name and on the behalf of the Corporation, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents, except as otherwise provided by law.

Section 5. President. The President shall have such powers and perform such duties as are prescribed by the Chief Executive Officer or the Board of Directors, and in the absence or disability of the Chief Executive Officer, the President shall have the powers and perform the duties of the Chief Executive Officer, except to the extent the Board of Directors shall have otherwise provided. In addition, the President shall have such powers and perform such duties generally appertaining to the office of the president of a corporation, except to the extent the Chief Executive Officer or the Board of Directors shall have otherwise provided. The President may, subject to any contrary direction that the Board of Directors has provided, execute and deliver, in the name and on the behalf of the Corporation, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents, except as otherwise provided by law.

Section 6. Chief Operating Officers. The Chief Operating Officer(s) shall be chief operating officer(s) of the Corporation and shall assist the Chief Executive Officer and the President in the active management of and supervision and direction over the business and affairs of the Corporation, subject, however, to the direction of the Chief Executive Officer and the President and the control of the Board of Directors. In

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addition, the Chief Operating Officer(s) shall have such powers and perform such duties generally appertaining to the office of the chief operating officer of a corporation, except to the extent the Chief Executive Officer, the President or the Board of Directors shall have otherwise provided, and shall perform such other duties and have such other powers as may be prescribed by the Board of Directors, the Chief Executive Officer, the President or these By-Laws. The Chief Operating Officer(s) may, subject to any contrary direction that the Board of Directors has provided, execute and deliver, in the name and on the behalf of the Corporation, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents, except as otherwise provided by law.

Section 7. Executive Vice Presidents. The Executive Vice Presidents of the Corporation shall perform such duties and have such powers as may, from time to time, be assigned to them by these By-Laws, the Board of Directors, the Chief Executive Officer, the President or a Chief Operating Officer. Each Executive Vice President may, subject to any contrary direction that the Board of Directors has provided, execute and deliver, in the name and on the behalf of the Corporation, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents relating to the regular course of the duties of his office or so delegated to him, except as otherwise provided by law.

Section 8. Senior Vice Presidents. The Senior Vice Presidents of the Corporation shall perform such duties and have such powers as may, from time to time, be assigned to them by these By-Laws, the Board of Directors, the Chief Executive Officer, the President, a Chief Operating Officer or an Executive Vice President. Each Senior Vice President may, subject to any contrary direction that the Board of Directors has provided, execute and deliver, in the name and on the behalf of the Corporation, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents relating to the regular course of the duties of his office or so delegated to him, except as otherwise provided by law.

Section 9. Vice Presidents. The Vice Presidents of the Corporation shall perform such duties and have such powers as may, from time to time, be assigned to them by these By-Laws, the Board of Directors, the Chief Executive Officer, the President, a Chief Operating Officer, an Executive Vice President or a Senior Vice President. Each Vice President may, subject to any contrary direction that the Board of Directors has provided, execute and deliver, in the name and on the behalf of the Corporation, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents relating to the regular course of the duties of his office or so delegated to him, except as otherwise provided by law.

Section 10. Secretary. The Secretary shall attend all meetings of the Board of Directors and of the Stockholder and record all votes and the minutes of all proceedings in a book to be kept for that purpose. The Secretary shall keep in safe custody the seal of

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the Corporation and affix it to any instrument when so authorized by the Board of Directors or any officer. The Secretary shall give or cause to be given, notice of all meetings of the Stockholder and special meetings of the Board of Directors and shall perform generally all the duties and have all the powers usually appertaining to the office of secretary of a corporation including, without limitation, the power to certify the Certificate of Incorporation, these By-Laws, any actions of the Board of Directors or the Stockholder and the incumbency of any officers, except to the extent that the Board of Directors or the Chief Executive Officer shall have otherwise provided, and shall perform such other duties and have such other powers as may be prescribed by the Board of Directors or these By-Laws. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his signature.

Section 11. Assistant Secretaries. Subject to the direction of the Chief Executive Officer, President and Secretary, any Assistant Secretary may perform any of the duties and exercise any of the powers that may be performed by the Secretary.

Section 12. Chief Financial Officer. The Chief Financial Officer shall have responsibility for the administration of the financial affairs of the Corporation and shall exercise supervisory responsibility for the performance of the duties of the Treasurer and the Controller. The Chief Financial Officer shall render to the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all of the transactions effected by the Treasurer and Controller and of the financial condition of the Corporation. The Chief Financial Officer shall generally perform all the duties usually appertaining to the affairs of a chief financial officer of a corporation and shall perform such other duties and have such other powers as may be prescribed by the Board of Directors or these By-Laws. The Chief Financial Officer may, subject to any contrary direction that the Board of Directors has provided, execute and deliver, in the name and on the behalf of the Corporation, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents relating to the financial affairs of the Corporation, except as otherwise provided by law.

Section 13. Treasurer. The Treasurer shall have, subject to the direction of the Board of Directors and the Chief Financial Officer, general supervision of the funds, other financial assets and accounts of the Corporation, and shall have and may exercise all such powers and discharge such duties as usually pertain to the office of treasurer of a corporation, including to have custody of funds and securities owned by the Corporation, to cause to be kept full and accurate accounts of receipts and disbursements in books belonging to the Corporation, to deposit all monies and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated as authorized in accordance with these By-Laws and to disburse the funds of the Corporation as may be authorized in accordance with these By-laws, taking proper vouchers for such disbursements, and to render to the Board of Directors, the Chief Executive Officer, a Chief Operating Officer, the President or the Chief Financial Officer, when required thereby, an account of the financial condition of the Corporation, except to the extent that the Board of Directors or the Chief Executive Officer or Chief

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Financial Officer shall have otherwise provided. The Treasurer may, subject to any contrary direction that the Board of Directors has provided, sign, execute and deliver, in the name and on the behalf of the Corporation, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings and other documents relating to the financial affairs of the Corporation, except as otherwise provided by law.

Section 14. Assistant Treasurers. Subject to the direction of the Chief Executive Officer, President, Chief Financial Officer and Treasurer, any Assistant Treasurer may perform any of the duties and exercise any of the powers that may be performed by the Treasurer.

Section 15. Controller. The Controller shall prepare and have the care and custody of the books of account of the Corporation. The Controller shall keep a full and accurate account of all monies received and paid on account of the Corporation, and shall render a statement of the Controller’s accounts whenever the Board of Directors, Chief Executive Officer, Chief Operating Officer, President, Chief Financial Officer or Treasurer shall require. The Controller shall generally perform all duties usually appertaining to the affairs of the controller of a corporation, except to the extent that the Board of Directors, the Chief Executive Officer or Chief Financial Officer shall have otherwise provided, and shall perform such other duties and have such other powers as may be prescribed by the Board of Directors, the Chief Financial Officer or these By-Laws.

Section 16. Additional Powers and Duties. In addition to the foregoing especially enumerated duties and powers, the several officers of the Corporation shall perform such other duties and exercise such further powers as the Board of Directors may, from time to time, determine or as may be assigned to them by any superior officer.

Section 17. Other Officers. The Board of Directors may designate such other officers having such duties and powers as it may specify from time to time.

ARTICLE V

CAPITAL STOCK

Section 1. Ownership. The shares of issued and outstanding stock of the Corporation shall be represented by a certificate or certificates, unless and until the Board of Directors adopts a resolution permitting such shares to be uncertificated. The certificate(s) shall be signed by, or in the name of the Corporation by, (a) the Chief Executive Officer, the President or a Vice-President, and (b) the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, certifying the number of shares owned by such stockholder in the Corporation.

Section 2. Signatures. Any signature required to be on a certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such

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officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

Section 3. Lost, Stolen or Destroyed Certificate. The Board of Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of the lost, stolen or destroyed certificate, or its legal representative, to advertise the same in such manner as the Board of Directors shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

ARTICLE VI

INDEMNIFICATION

Section 1. Indemnification of Officers and Directors: The Corporation shall indemnify each person who serves or has served as a director or officer of the Corporation against personal liability (including expenses) incurred in connection with any action, suit or proceeding to which such person is or is threatened to be made a party by reason of the fact that such person is or was a director or officer of the Corporation, including service as a director or officer (or in any similar capacity) of any subsidiary of the Corporation or, at the request of the Corporation, of any other company, to the fullest extent and on the terms provided by Section 145 of the General Corporation Law of the State of Delaware. Nothing contained in this section shall limit the ability of the Corporation to indemnify or advance expenses to any current or former director, officer, employee or agent of the Corporation pursuant to law or any agreement, action of the Board of Directors or the Stockholder or other arrangement or limit any right any current or former director, officer, employee or agent may have to indemnity or advance of expenses under any bylaw of the Corporation in effect prior to the date of these By-Laws with respect to any action taken, any omission, status as a director, officer, employee or agent or any state of affairs existing prior to the date of these By-Laws. No repeal or modification of this section shall affect any rights or obligations hereunder of any person with respect to any action or omission of any such person occurring, or any state of facts then existing, before such repeal or modification, regardless of whether a claim arising out of such action, omission or state of facts is asserted before or after such repeal or modification.

ARTICLE VII

GENERAL

Section 1. Fiscal Year. The fiscal year of the Corporation shall be such date as shall be fixed by resolution of the Board of Directors from time to time.

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Section 2. Corporate Seal. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words “Corporate Seal, Delaware.” The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise upon any paper, certificate or document.

Section 3. Contracts, Instruments, Powers of Attorney. In addition to the authority of the Board of Directors to authorize any person to do so, any officer of the Corporation may, subject to any contrary direction that the Board of Directors has provided, in the name and on behalf of the Corporation, enter into, execute and deliver any and all agreements, contracts, promissory notes, bonds or other certificates or evidences of indebtedness of the Corporation, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents pertaining to a matter within the authority of such officer as provided by these By-Laws or otherwise provided by action of the Board of Directors and may further authorize (including without limitation, by power of attorney) any employee or other person as agent for the Corporation to do so.

Section 4. Amendments. These By-Laws may be altered, amended or repealed, in whole or in part, or new By-Laws may be adopted by the Stockholder or by the Board of Directors at any meeting thereof; provided, however, that notice of such alteration, amendment, repeal or adoption of new By-Laws shall be contained in the notice of such meeting of the Stockholder or in a notice of such meeting of the Board of Directors, as the case may be. All such amendments must be approved by either the affirmative vote of the Stockholder or the Board of Directors.

Section 5. Cessation of Officership and Directorship. Any authority to act in the name or on behalf of the Corporation that was granted by name to any individual shall immediately cease in the event that such individual ceases to be an officer or director of the Corporation, unless otherwise provided by the Board of Directors.

Section 6. Waivers. Whenever under the provisions of law, the Certificate of Incorporation or these By-Laws, the Corporation or the Board of Directors is authorized to take any action after notice to the Stockholder or the sole director, or after the lapse of a prescribed period of time, such action may be taken without notice and without the lapse of any period of time, if at any time before or after such action be completed such requirements be waived in writing by the person or persons entitled to said notice or entitled to participate in the action to be taken or, in the case of the Stockholder, by its attorney thereunto authorized, and, if the Stockholder or the sole director shall be present at any meeting, such presence shall constitute a waiver of notice for such meeting unless the Stockholder or sole director, as applicable, protests the lack of notice at the outset of the meeting.

Section 7. Ratification. Any transaction questioned, including in any lawsuit, on the ground of lack of authority, defective or irregular execution or authorization, adverse interest of a director, officer or stockholder, non-disclosure, miscomputation, or the application of improper principles or practices of accounting or on any ground, may

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be ratified (including, if questioned in any lawsuit, before or after judgment), by the Board of Directors or by the Stockholder, and if so ratified shall have the same force and effect as if the questioned transaction had been originally duly authorized. Such ratification shall be binding upon the Corporation and the Stockholder and shall constitute a bar to any claim or execution of any judgment in respect of such questioned transaction.

Section 8. Conflicts with Plan. Notwithstanding anything to the contrary herein, in the case of any inconsistency between these By-Laws and the Plan, the Plan shall govern.

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EXHIBIT 1

PART G – LEHMAN BROTHERS DERIVATIVE PRODUCTS INC.

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

LEHMAN BROTHERS DERIVATIVE PRODUCTS INC.

Lehman Brothers Derivative Products Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies as follows:

1. The name of the Corporation is Lehman Brothers Derivative Products Inc.

2. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on April 1, 1998 pursuant to the DGCL.

3. This Amended and Restated Certificate of Incorporation amends and restates in its entirety the Certificate of Incorporation of the Corporation, as amended.

4. On September 15, 2008 and periodically thereafter, Lehman Brothers Holdings Inc. and certain of its affiliates (including the Corporation) each commenced a voluntary case under title 11, chapter 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).

5. This Amended and Restated Certificate of Incorporation has been deemed approved without the need for Board of Directors or stockholder approval pursuant to Section 303 of the DGCL because it has been adopted pursuant to the Third Amended Joint Chapter 11 Plan of Lehman Brothers Holdings Inc. and its affiliated debtors, as confirmed on [—] by the Bankruptcy Court (the “Plan”).

6. This Amended and Restated Certificate of Incorporation has been duly executed and acknowledged by a representative of the Corporation appointed pursuant to the Plan in accordance with the provisions of Sections 242, 245 and 303 of the DGCL.

7. The text of the Certificate of Incorporation is hereby amended and restated to read, in its entirety, as follows:

FIRST: The name of the corporation is Lehman Brothers Derivative Products Inc.

SECOND: The address of the registered office of the Corporation in the State of Delaware is Corporation Service Company, 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle 19808. The name of the registered agent of the Corporation in the State of Delaware at such address is Corporation Service Company.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity (a) for which a corporation may be organized under the DGCL and (b) as contemplated by the Plan.

FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is one hundred (100) and the par value of each of such shares is one dollar ($1.00) amounting in the aggregate to one hundred dollars ($100.00). The Corporation shall not be authorized to issue any non-voting capital stock of any class, series or other designation to the extent prohibited by section 1123(a)(6) of the Bankruptcy Code; provided, however, that, the foregoing restriction shall (i) have no further force and effect beyond that required under section 1123(a)(6) of the Bankruptcy Code and (ii) only have such force and effect to the extent and for so long as section 1123(a)(6) of the Bankruptcy Code is in effect and applies to the Corporation.

FIFTH: The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation, and of its directors and stockholders:

1. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors of the Corporation. The election of directors need not be by written ballot.

2. The number of directors which shall constitute the entire Board of Directors shall be one (1) person who shall be a concurrently serving member of the board of directors of Lehman Brothers Holdings Inc. The initial director shall have an initial term of one year. The director shall thereafter be elected (a) at the annual meeting of the stockholder or (b) by action of the stockholder in lieu of such meeting, and each director elected at such annual meeting or by such action shall hold office until the next annual meeting of the stockholder and until his successor shall be elected and shall qualify, subject, however, to prior death, disability, resignation, retirement, disqualification or removal from office.

3. Any vacancies on the Board of Directors resulting from death, disability, resignation, retirement, disqualification, removal from office or other cause shall be filled by a vote of the stockholder of the Corporation.

4. The sole director of the Corporation may be removed at any time with or without cause by the stockholder.

5. In furtherance and not in limitation of the powers conferred by law, the Board of Directors or the stockholder of the Corporation are expressly authorized to alter, amend, repeal, in whole or in part, or adopt new bylaws of the Corporation (the “By-Laws”), subject to the requirements of the Bankruptcy Code and in accordance with the Plan; provided, however, that notice of such alteration, amendment, repeal or adoption shall be contained in the notice of meeting of the stockholder or the Board of Directors, as the case may be, at which such action is proposed to be taken. Any such alteration, amendment, repeal or adoption must be approved by the affirmative vote of either the stockholder or the Board of Directors.

SIXTH:

1. Limitation of Directors’ Liability.

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(a) No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except, to the extent provided by applicable law, for liability (i) for breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the DGCL or (iv) for any transaction from which the director derived an improper personal benefit If the DGCL is hereafter amended to authorize corporate action further limiting or eliminating the personal liability of directors, then the liability of each director of the Corporation shall be limited or eliminated to the full extent permitted by the DGCL as so amended from time to time.

(b) Neither the amendment nor repeal of this Section 1, nor the adoption of any provision of the Certificate of Incorporation inconsistent with this Article Sixth, shall eliminate or reduce the effect of this Article Sixth, in respect of any matter occurring, or any cause of action, suit or claim that, but for this Article Sixth, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

2. Indemnification of Officers And Directors.

(a) The Corporation shall indemnify each of its directors or officers, who shall serve as a director or officer of the Corporation or of any other corporation at the request of the Corporation, to the fullest extent permitted under and in accordance with the laws of the State of Delaware.

(b) Any repeal or modification of this Article Sixth, Section 2 by the stockholders of the Corporation shall not adversely affect any rights to indemnification that any person may have at the time of such repeal or modification with respect to any acts or omissions occurring prior to such repeal or modification.

SEVENTH: Meetings of the stockholder may be held within or outside the State of Delaware, as the By-Laws may provide. The books of the Corporation may be kept (subject to any provision contained in the DGCL) at such place or places as may be designated from time to time by the Board of Directors or in the By-Laws.

EIGHTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in any manner now or hereafter prescribed by law, subject to the requirements of the Bankruptcy Code and in accordance with the Plan, and all rights conferred upon the stockholder of the Corporation or others herein are granted subject to this reservation.

NINTH: Notwithstanding anything to the contrary herein, in the case of any inconsistency between this Amended and Restated Certificate of Incorporation and the Plan, the Plan shall govern.

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IN WITNESS WHEREOF, Lehman Brothers Derivative Products Inc. has caused this Certificate of Incorporation to be signed by                     , its Authorized Representative, on the      day of     , 201    .

Lehman Brothers Derivative Products Inc.

By:
Name:
Title: Authorized Representative

LEHMAN BROTHERS DERIVATIVE PRODUCTS INC.

Incorporated Under the Laws of the

State of Delaware

AMENDED AND RESTATED

BY-LAWS

ARTICLE I

OFFICES

Lehman Brothers Derivative Products Inc. (the “Corporation”) shall maintain a registered office in the State of Delaware. The Corporation may also have other offices at such places, either within or outside the State of Delaware, as the board of directors of the Corporation (the “Board of Directors”) may from time to time designate or the business of the Corporation may require.

ARTICLE II

STOCKHOLDER

Section 1. Place of Meetings. Meetings of the sole stockholder of the Corporation (the “Stockholder”) for the election of directors or for any other purpose shall be held on such date, at such time and at such place, either within or outside the State of Delaware, as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof. Only if so determined by the Board of Directors, in its sole discretion, a meeting of the Stockholder may be held not at any place, but may instead be held solely by means of remote communication, as provided in the General Corporation Law of the State of Delaware.

Section 2. Annual Meeting. The Annual Meeting of the Stockholder shall be held on such date and at such time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting, at which meeting the Stockholder shall elect a Board of Directors and transact only such other business as is properly brought before the meeting. Notice of the Annual Meeting of the Stockholder stating the place, date and hour of the meeting shall be given as permitted by law to the Stockholder not less than ten (10) nor more than sixty (60) days before the date of the meeting.

Section 3. Special Meetings. Unless otherwise prescribed by law or the Amended and Restated Certificate of Incorporation (such Certificate, as amended from time to time, the “Certificate of Incorporation”), special meetings of the Stockholder may be called only by the Stockholder, the Chief Executive Officer or the President in the absence or disability of the Chief Executive Officer, or the Secretary at the request of the Board of Directors. Notice of a Special Meeting stating the place, date and hour of the meeting and the purposes for which the meeting is called shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to the Stockholder.

Only such business as is specified in the notice of special meeting shall come before such meeting.

Section 4. Quorum. Except as otherwise provided by law or by the Certificate of Incorporation, the presence in person or representation by proxy of the Stockholder shall constitute a quorum at all meetings of the Stockholder for the transaction of business.

Section 5. Voting. When a quorum is present or represented at any meeting, the vote of the Stockholder shall decide any question brought before such meeting. The Stockholder shall be entitled at every meeting of the Stockholder to one vote for each share of stock held by it, and such vote may be cast either in person or by proxy, provided that the Stockholder may not exercise any such voting rights in conflict with Article VII of the Third Amended Joint Chapter 11 Plan of Lehman Brothers Holdings Inc. and its affiliated debtors pursuant to Section 1125 of the Bankruptcy Code (the “Plan”).

Section 6. Action by Stockholder Without a Meeting. Any action required to be taken at any annual or special meeting of the Stockholder, or any action which may be taken at any annual or special meeting of the Stockholder, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the Stockholder and shall be delivered to the Corporation by delivery to its principal place of business or to an officer or agent of the Corporation having custody of the book in which proceedings of meetings of the Stockholder are recorded.

ARTICLE III

DIRECTORS

Section 1. Number; Election; Tenure; Qualification; Vacancies; Removal. Except as otherwise provided herein, matters relating to the number, election, tenure, qualification, vacancies and removal of the Board of Directors are addressed in the Certificate of Incorporation.

Section 2. Duties and Powers. The business of the Corporation shall be managed by or under the direction of the Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation, the Plan Trust Agreement dated [                    ], or by these By-Laws directed or required to be exercised or done solely by the Stockholder.

Section 3. Meetings. The Board of Directors of the Corporation may hold meetings, both regular and special, either within or outside the State of Delaware. Regular meetings of the Board of Directors may be held without notice at such time and at such place as may from time to time be determined by the Board of Directors. Special meetings of the Board of Directors may be called by the Chief Executive Officer, the President or the sole director. Notice thereof stating the place, date and hour of the meeting shall be given to the sole director either (i) by mail or courier not less than forty-

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eight (48) hours before the date of the meeting or (ii) by telephone, telegram or facsimile or electronic transmission, not less than twenty-four (24) hours before the time of the meeting or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances (provided that notice of any meeting need not be given to the sole director if he shall either submit, before or after such meeting, a waiver of notice or attend the meeting without protesting, at the beginning thereof, the lack of notice).

Section 4. Quorum. Except as may be otherwise provided by law or by the Certificate of Incorporation, the presence in person or representation by proxy of the sole director of the Corporation shall constitute a quorum at all meetings of the Board of Directors for the transaction of business, and the vote of the sole director shall be the act of the Board of Directors.

Section 5. Action Without A Meeting. Unless otherwise provided by the Certificate of Incorporation or these By-Laws, any action required or permitted to be taken by the Board of Directors may be taken without a meeting if the sole director of the Corporation consents in writing or by electronic transmission to the adoption of a resolution authorizing the action. The resolution and the consent thereto in writing or by electronic transmission by the sole director shall be filed with the minutes of the proceedings of the Board of Directors.

Section 6. Participation By Telephone. Unless otherwise provided by the Certificate of Incorporation or these By-Laws, the sole director may participate in a meeting of the Board of Directors by means of a conference telephone or other communications equipment allowing all persons participating in the meeting to hear each other. Participation by such means shall constitute presence in person at the meeting.

Section 7. Compensation. The sole director may be paid his expenses, if any, for attendance at each meeting of the Board of Directors and may be paid compensation as a director and for attendance at each meeting of the Board of Directors in such amounts as the Board of Directors may fix from time to time. No such payment shall preclude the sole director from serving the Corporation in any other capacity or entering into transactions otherwise permitted by the Certificate of Incorporation, these By-Laws or applicable law.

Section 8. Resignation. Any director may resign at any time. Such resignation shall be made in writing or by electronic transmission and shall take effect at the time specified therein, or, if no time be specified, at the time of its receipt by the Chief Executive Officer, President or the Secretary. The acceptance of a resignation shall not be necessary to make it effective unless so specified therein.

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ARTICLE IV

OFFICERS

Section 1. General. The officers of the Corporation shall be elected by the Board of Directors and may consist of a Chief Executive Officer, a Chief Financial Officer, one or more Senior Vice Presidents, one or more Vice Presidents, a Secretary, a Treasurer and a Controller. The Board of Directors, in its discretion, may also elect and specifically identify as officers of the Corporation a President, one or more Chief Operating Officers, one or more Executive Vice Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers and one or more Assistant Controllers as in its judgment may be necessary or desirable. Any number of offices may be held by the same person, except the offices of President and Secretary or as otherwise prohibited by law, the Certificate of Incorporation or these By-Laws. The officers of the Corporation need not be stockholders or directors of the Corporation. Any office named or provided for in this Article IV (including, without limitation, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and Controller) may, at any time and from time to time, be held by one or more persons. If an office is held by more than one person, each person holding such office shall serve as a co-officer (with the appropriate corresponding title) and shall have general authority, individually and without the need for any action by any other co-officer, to exercise all the powers of the holder of such office of the Corporation specified in these By-Laws and shall perform such other duties and have such other powers as may be prescribed by the Board of Directors or such other officer specified in this Article IV.

Section 2. Election; Removal; Remuneration. The Board of Directors at its first meeting held after each Annual Meeting of the Stockholder shall elect the officers of the Corporation who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors and may elect additional officers and may fill vacancies among the officers previously elected at any subsequent meeting of the Board of Directors; and all officers of the Corporation shall hold office until their successors are chosen and qualified, or until their earlier resignation or removal. Any officer elected by the Board of Directors may be removed at any time, either for or without cause, by the affirmative vote of the Board of Directors. Notwithstanding anything to the contrary herein, unless otherwise specifically provided in the resolution of the Board of Directors electing such officer, any officer that was at the time of his appointment to office an employee of Lehman Brothers Holdings Inc. (“LBHI”), any of LBHI’s subsidiaries, LAMCO LLC or any of its affiliates, or Alvarez & Marsal Holdings, LLC (“A&M”) or any affiliates of A&M wholly owned by A&M and any of its employees shall automatically, without further action by the Board of Directors and without the necessity or acceptance of a resignation or relinquishment, be removed from all offices he may hold when he shall cease to be employed by at least one of such entities, whether by death, retirement, termination with or without cause or otherwise.

Section 3. Voting Securities Owned by the Corporation. Powers of attorney, proxies, waivers of notice of meetings, consents and other instruments relating to

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securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by an officer, and any such officer may, in the name and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation, company, partnership or other entity in which the Corporation may own securities, or to execute written consents in lieu thereof, and at any such meeting, or in giving any such consent, shall possess and may exercise any and all rights and powers incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed if present. The Board of Directors may, by resolution, from time to time confer like powers upon any other person or persons.

Section 4. Chief Executive Officer. The Chief Executive Officer shall, subject to the direction of the Board of Directors, have general and active control of the affairs and business of the Corporation and general supervision of its officers, officials, employees and agents. The Chief Executive Officer shall preside at all meetings of the Stockholder and shall preside at all meetings of the Board of Directors, unless the Board of Directors shall have chosen another chairman. The Chief Executive Officer shall see that all orders and resolutions of the Board of Directors are carried into effect, and in addition, the Chief Executive Officer shall have all the powers and perform all the duties generally appertaining to the office of the chief executive officer of a corporation. The Chief Executive Officer shall designate the person or persons who shall exercise his powers and perform his duties in his absence or disability and the absence or disability of the President. The Chief Executive Officer may, subject to any contrary direction that the Board of Directors has provided, execute and deliver, in the name and on the behalf of the Corporation, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents, except as otherwise provided by law.

Section 5. President. The President shall have such powers and perform such duties as are prescribed by the Chief Executive Officer or the Board of Directors, and in the absence or disability of the Chief Executive Officer, the President shall have the powers and perform the duties of the Chief Executive Officer, except to the extent the Board of Directors shall have otherwise provided. In addition, the President shall have such powers and perform such duties generally appertaining to the office of the president of a corporation, except to the extent the Chief Executive Officer or the Board of Directors shall have otherwise provided. The President may, subject to any contrary direction that the Board of Directors has provided, execute and deliver, in the name and on the behalf of the Corporation, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents, except as otherwise provided by law.

Section 6. Chief Operating Officers. The Chief Operating Officer(s) shall be chief operating officer(s) of the Corporation and shall assist the Chief Executive Officer and the President in the active management of and supervision and direction over the business and affairs of the Corporation, subject, however, to the direction of the Chief Executive Officer and the President and the control of the Board of Directors. In

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addition, the Chief Operating Officer(s) shall have such powers and perform such duties generally appertaining to the office of the chief operating officer of a corporation, except to the extent the Chief Executive Officer, the President or the Board of Directors shall have otherwise provided, and shall perform such other duties and have such other powers as may be prescribed by the Board of Directors, the Chief Executive Officer, the President or these By-Laws. The Chief Operating Officer(s) may, subject to any contrary direction that the Board of Directors has provided, execute and deliver, in the name and on the behalf of the Corporation, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents, except as otherwise provided by law.

Section 7. Executive Vice Presidents. The Executive Vice Presidents of the Corporation shall perform such duties and have such powers as may, from time to time, be assigned to them by these By-Laws, the Board of Directors, the Chief Executive Officer, the President or a Chief Operating Officer. Each Executive Vice President may, subject to any contrary direction that the Board of Directors has provided, execute and deliver, in the name and on the behalf of the Corporation, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents relating to the regular course of the duties of his office or so delegated to him, except as otherwise provided by law.

Section 8. Senior Vice Presidents. The Senior Vice Presidents of the Corporation shall perform such duties and have such powers as may, from time to time, be assigned to them by these By-Laws, the Board of Directors, the Chief Executive Officer, the President, a Chief Operating Officer or an Executive Vice President. Each Senior Vice President may, subject to any contrary direction that the Board of Directors has provided, execute and deliver, in the name and on the behalf of the Corporation, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents relating to the regular course of the duties of his office or so delegated to him, except as otherwise provided by law.

Section 9. Vice Presidents. The Vice Presidents of the Corporation shall perform such duties and have such powers as may, from time to time, be assigned to them by these By-Laws, the Board of Directors, the Chief Executive Officer, the President, a Chief Operating Officer, an Executive Vice President or a Senior Vice President. Each Vice President may, subject to any contrary direction that the Board of Directors has provided, execute and deliver, in the name and on the behalf of the Corporation, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents relating to the regular course of the duties of his office or so delegated to him, except as otherwise provided by law.

Section 10. Secretary. The Secretary shall attend all meetings of the Board of Directors and of the Stockholder and record all votes and the minutes of all proceedings in a book to be kept for that purpose. The Secretary shall keep in safe custody the seal of

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the Corporation and affix it to any instrument when so authorized by the Board of Directors or any officer. The Secretary shall give or cause to be given, notice of all meetings of the Stockholder and special meetings of the Board of Directors and shall perform generally all the duties and have all the powers usually appertaining to the office of secretary of a corporation including, without limitation, the power to certify the Certificate of Incorporation, these By-Laws, any actions of the Board of Directors or the Stockholder and the incumbency of any officers, except to the extent that the Board of Directors or the Chief Executive Officer shall have otherwise provided, and shall perform such other duties and have such other powers as may be prescribed by the Board of Directors or these By-Laws. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his signature.

Section 11. Assistant Secretaries. Subject to the direction of the Chief Executive Officer, President and Secretary, any Assistant Secretary may perform any of the duties and exercise any of the powers that may be performed by the Secretary.

Section 12. Chief Financial Officer. The Chief Financial Officer shall have responsibility for the administration of the financial affairs of the Corporation and shall exercise supervisory responsibility for the performance of the duties of the Treasurer and the Controller. The Chief Financial Officer shall render to the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all of the transactions effected by the Treasurer and Controller and of the financial condition of the Corporation. The Chief Financial Officer shall generally perform all the duties usually appertaining to the affairs of a chief financial officer of a corporation and shall perform such other duties and have such other powers as may be prescribed by the Board of Directors or these By-Laws. The Chief Financial Officer may, subject to any contrary direction that the Board of Directors has provided, execute and deliver, in the name and on the behalf of the Corporation, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents relating to the financial affairs of the Corporation, except as otherwise provided by law.

Section 13. Treasurer. The Treasurer shall have, subject to the direction of the Board of Directors and the Chief Financial Officer, general supervision of the funds, other financial assets and accounts of the Corporation, and shall have and may exercise all such powers and discharge such duties as usually pertain to the office of treasurer of a corporation, including to have custody of funds and securities owned by the Corporation, to cause to be kept full and accurate accounts of receipts and disbursements in books belonging to the Corporation, to deposit all monies and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated as authorized in accordance with these By-Laws and to disburse the funds of the Corporation as may be authorized in accordance with these By-laws, taking proper vouchers for such disbursements, and to render to the Board of Directors, the Chief Executive Officer, a Chief Operating Officer, the President or the Chief Financial Officer, when required thereby, an account of the financial condition of the Corporation, except to the extent that the Board of Directors or the Chief Executive Officer or Chief

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Financial Officer shall have otherwise provided. The Treasurer may, subject to any contrary direction that the Board of Directors has provided, sign, execute and deliver, in the name and on the behalf of the Corporation, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings and other documents relating to the financial affairs of the Corporation, except as otherwise provided by law.

Section 14. Assistant Treasurers. Subject to the direction of the Chief Executive Officer, President, Chief Financial Officer and Treasurer, any Assistant Treasurer may perform any of the duties and exercise any of the powers that may be performed by the Treasurer.

Section 15. Controller. The Controller shall prepare and have the care and custody of the books of account of the Corporation. The Controller shall keep a full and accurate account of all monies received and paid on account of the Corporation, and shall render a statement of the Controller’s accounts whenever the Board of Directors, Chief Executive Officer, Chief Operating Officer, President, Chief Financial Officer or Treasurer shall require. The Controller shall generally perform all duties usually appertaining to the affairs of the controller of a corporation, except to the extent that the Board of Directors, the Chief Executive Officer or Chief Financial Officer shall have otherwise provided, and shall perform such other duties and have such other powers as may be prescribed by the Board of Directors, the Chief Financial Officer or these By-Laws.

Section 16. Additional Powers and Duties. In addition to the foregoing especially enumerated duties and powers, the several officers of the Corporation shall perform such other duties and exercise such further powers as the Board of Directors may, from time to time, determine or as may be assigned to them by any superior officer.

Section 17. Other Officers. The Board of Directors may designate such other officers having such duties and powers as it may specify from time to time.

ARTICLE V

CAPITAL STOCK

Section 1. Ownership. The shares of issued and outstanding stock of the Corporation shall be represented by a certificate or certificates, unless and until the Board of Directors adopts a resolution permitting such shares to be uncertificated. The certificate(s) shall be signed by, or in the name of the Corporation by, (a) the Chief Executive Officer, the President or a Vice-President, and (b) the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, certifying the number of shares owned by such stockholder in the Corporation.

Section 2. Signatures. Any signature required to be on a certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such

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officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

Section 3. Lost, Stolen or Destroyed Certificate. The Board of Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of the lost, stolen or destroyed certificate, or its legal representative, to advertise the same in such manner as the Board of Directors shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

ARTICLE VI

INDEMNIFICATION

Section 1. Indemnification of Officers and Directors: The Corporation shall indemnify every person who was or is a party or is or was threatened to be made a party to any action, suit, or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director, officer or employee of the Corporation or, while a director, officer or employee of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee, agent or trustee of another company, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including counsel fees), judgments, fines and amounts paid in settlement, in each case to the extent actually and reasonably incurred by him in connection with such action, suit or proceeding, to the full extent permitted by applicable law. Expenses incurred by a person who is or was a director or officer of the Corporation in appearing at, participating in or defending any such action, suit or proceeding shall be paid by the Corporation at reasonable intervals in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized by this Article VI. If a claim under this Article VI is not paid in full by the Corporation within ninety days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law or other applicable law for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense-shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or the Stockholder) to have made a determination

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prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in the Delaware General Corporation Law or other applicable law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or the Stockholder) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

ARTICLE VII

GENERAL

Section 1. Fiscal Year. The fiscal year of the Corporation shall be such date as shall be fixed by resolution of the Board of Directors from time to time.

Section 2. Corporate Seal. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words “Corporate Seal, Delaware.” The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise upon any paper, certificate or document.

Section 3. Contracts, Instruments, Powers of Attorney. In addition to the authority of the Board of Directors to authorize any person to do so, any officer of the Corporation may, subject to any contrary direction that the Board of Directors has provided, in the name and on behalf of the Corporation, enter into, execute and deliver any and all agreements, contracts, promissory notes, bonds or other certificates or evidences of indebtedness of the Corporation, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents pertaining to a matter within the authority of such officer as provided by these By-Laws or otherwise provided by action of the Board of Directors and may further authorize (including without limitation, by power of attorney) any employee or other person as agent for the Corporation to do so.

Section 4. Amendments. These By-Laws may be altered, amended or repealed, in whole or in part, or new By-Laws may be adopted by the Stockholder or by the Board of Directors at any meeting thereof; provided, however, that notice of such alteration, amendment, repeal or adoption of new By-Laws shall be contained in the notice of such meeting of the Stockholder or in a notice of such meeting of the Board of Directors, as the case may be. All such amendments must be approved by either the affirmative vote of the Stockholder or the Board of Directors.

Section 5. Cessation of Officership and Directorship. Any authority to act in the name or on behalf of the Corporation that was granted by name to any individual shall immediately cease in the event that such individual ceases to be an officer or director of the Corporation, unless otherwise provided by the Board of Directors.

Section 6. Waivers. Whenever under the provisions of law, the Certificate of Incorporation or these By-Laws, the Corporation or the Board of Directors is authorized

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to take any action after notice to the Stockholder or the sole director, or after the lapse of a prescribed period of time, such action may be taken without notice and without the lapse of any period of time, if at any time before or after such action be completed such requirements be waived in writing by the person or persons entitled to said notice or entitled to participate in the action to be taken or, in the case of the Stockholder, by its attorney thereunto authorized, and, if the Stockholder or the sole director shall be present at any meeting, such presence shall constitute a waiver of notice for such meeting unless the Stockholder or sole director, as applicable, protests the lack of notice at the outset of the meeting.

Section 7. Ratification. Any transaction questioned, including in any lawsuit, on the ground of lack of authority, defective or irregular execution or authorization, adverse interest of a director, officer or stockholder, non-disclosure, miscomputation, or the application of improper principles or practices of accounting or on any ground, may be ratified (including, if questioned in any lawsuit, before or after judgment), by the Board of Directors or by the Stockholder, and if so ratified shall have the same force and effect as if the questioned transaction had been originally duly authorized. Such ratification shall be binding upon the Corporation and the Stockholder and shall constitute a bar to any claim or execution of any judgment in respect of such questioned transaction.

Section 8. Priority. Notwithstanding anything to the contrary herein, in the case of any inconsistency between these By-Laws and the Plan, the Plan shall govern.

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EXHIBIT 1

PART H – LEHMAN BROTHERS FINANCIAL PRODUCTS INC.

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

LEHMAN BROTHERS FINANCIAL PRODUCTS INC.

Lehman Brothers Financial Products Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies as follows:

1. The name of the Corporation is Lehman Brothers Financial Products Inc.

2. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on December 3, 1993 pursuant to the DGCL.

3. This Amended and Restated Certificate of Incorporation amends and restates in its entirety the Certificate of Incorporation of the Corporation, as amended.

4. On September 15, 2008 and periodically thereafter, Lehman Brothers Holdings Inc. and certain of its affiliates (including the Corporation) each commenced a voluntary case under title 11, chapter 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).

5. This Amended and Restated Certificate of Incorporation has been deemed approved without the need for Board of Directors or stockholder approval pursuant to Section 303 of the DGCL because it has been adopted pursuant to the Third Amended Joint Chapter 11 Plan of Lehman Brothers Holdings Inc. and its affiliated debtors, as confirmed on [—] by the Bankruptcy Court (the “Plan”).

6. This Amended and Restated Certificate of Incorporation has been duly executed and acknowledged by a representative of the Corporation appointed pursuant to the Plan in accordance with the provisions of Sections 242, 245 and 303 of the DGCL.

7. The text of the Certificate of Incorporation is hereby amended and restated to read, in its entirety, as follows:

FIRST: The name of the corporation is Lehman Brothers Financial Products Inc.

SECOND: The address of the registered office of the Corporation in the State of Delaware is Corporation Service Company, 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle 19808. The name of the registered agent of the Corporation in the State of Delaware at such address is Corporation Service Company.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity (a) for which a corporation may be organized under the DGCL and (b) as contemplated by the Plan.

FOURTH: The total number of shares of all classes of capital stock that the Corporation is authorized to issue is 1,000 shares of common stock, par value $.01 per share. The Corporation shall not be authorized to issue any non-voting capital stock of any class, series or other designation to the extent prohibited by section 1123(a)(6) of the Bankruptcy Code; provided, however, that, the foregoing restriction shall (i) have no further force and effect beyond that required under section 1123(a)(6) of the Bankruptcy Code and (ii) only have such force and effect to the extent and for so long as section 1123(a)(6) of the Bankruptcy Code is in effect and applies to the Corporation.

FIFTH: The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation, and of its directors and stockholders:

1. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors of the Corporation. The election of directors need not be by written ballot.

2. The number of directors which shall constitute the entire Board of Directors shall be one (1) person who shall be a concurrently serving member of the board of directors of Lehman Brothers Holdings Inc. The initial director shall have an initial term of one year. The director shall thereafter be elected (a) at the annual meeting of the stockholder or (b) by action of the stockholder in lieu of such meeting, and each director elected at such annual meeting or by such action shall hold office until the next annual meeting of the stockholder and until his successor shall be elected and shall qualify, subject, however, to prior death, disability, resignation, retirement, disqualification or removal from office.

3. Any vacancies on the Board of Directors resulting from death, disability, resignation, retirement, disqualification, removal from office or other cause shall be filled by a vote of the stockholder of the Corporation.

4. The sole director of the Corporation may be removed at any time with or without cause by the stockholder.

5. In furtherance and not in limitation of the powers conferred by law, the Board of Directors or the stockholder of the Corporation are expressly authorized to alter, amend, repeal, in whole or in part, or adopt new bylaws of the Corporation (the “By-Laws”), subject to the requirements of the Bankruptcy Code and in accordance with the Plan; provided, however, that notice of such alteration, amendment, repeal or adoption shall be contained in the notice of meeting of the stockholder or the Board of Directors, as the case may be, at which such action is proposed to be taken. Any such alteration, amendment, repeal or adoption must be approved by the affirmative vote of either the stockholder or the Board of Directors.

SIXTH:

1. Limitation of Directors’ Liability. (a) No director of the Corporation shall be personally liable to the Corporation or the stockholder for monetary damages for breach of fiduciary duty as a director, except, to the extent provided by applicable law, for liability (1) for

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breach of the director’s duty of loyalty to the Corporation or the stockholder, (ii) for acts or omissions not in good faith or which involve intentional, misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the Delaware General Corporation Law or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law is hereafter amended to authorize corporate action further limiting or eliminating the personal liability of directors, then the liability of mach director of the Corporation shall be limited or eliminated to the full extent permitted by the Delaware General Corporation Law as so amended from time to time.

(b)        Neither the amendment nor repeal of this Article Sixth, nor the adoption of any provision of the Certificate of Incorporation inconsistent with this Article Sixth, shall eliminate or reduce the effect of this Article Sixth, in respect or any matter occurring, or any cause of action, suit or claim that, but for this Article Sixth, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

2.        Indemnification of Officers and Directors. (a) The Corporation shall indemnify each of its directors or officers, who shall serve as a director or officer of the Corporation or of any other corporation at the request of the Corporation, to the fullest extent permitted under and in accordance with the laws of the State of Delaware.

(b)        Any repeal or modification of this Section 2 by the stockholder of the Corporation shall not adversely affect any rights to indemnification that any person may have at the time of such repeal or modification with respect to any acts or omissions occurring prior to such repeal or modification.

SEVENTH:    Meetings of the stockholder may be held within or outside the State of Delaware, as the By-Laws may provide. The books of the Corporation may be kept (subject to any provision contained, in the DGCL) at such place or places as may be designated from time to time by the Board of Directors or in the By-Laws.

EIGHTH:      The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in any manner now or hereafter prescribed by law, subject to the requirements of the Bankruptcy Code and in accordance with the Plan, and all rights conferred upon the stockholder of the Corporation or others herein are granted subject to this reservation.

NINTH:        Notwithstanding anything to the contrary herein, in the case of any inconsistency between this Amended and Restated Certificate of Incorporation and the Plan, the Plan shall govern.

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IN WITNESS WHEREOF, Lehman Brothers Financial Products Inc. has caused this Certificate of Incorporation to be signed by                     , its Authorized Representative, on the      day of                     , 201    .

Lehman Brothers Financial Products Inc.

By:
Name:
Title: Authorized Representative

LEHMAN BROTHERS FINANCIAL PRODUCTS INC.

Incorporated Under the Laws of the

State of Delaware

AMENDED AND RESTATED

BY-LAWS

ARTICLE I

OFFICES

Lehman Brothers Financial Products Inc. (the “Corporation”) shall maintain a registered office in the State of Delaware. The Corporation may also have other offices at such places, either within or outside the State of Delaware, as the board of directors of the Corporation (the “Board of Directors”) may from time to time designate or the business of the Corporation may require.

ARTICLE II

STOCKHOLDER

Section 1. Place of Meetings. Meetings of the sole stockholder of the Corporation (the “Stockholder”) for the election of directors or for any other purpose shall be held on such date, at such time and at such place, either within or outside the State of Delaware, as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof. Only if so determined by the Board of Directors, in its sole discretion, a meeting of the Stockholder may be held not at any place, but may instead be held solely by means of remote communication, as provided in the General Corporation Law of the State of Delaware.

Section 2. Annual Meeting. The Annual Meeting of the Stockholder shall be held on such date and at such time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting, at which meeting the Stockholder shall elect a Board of Directors and transact only such other business as is properly brought before the meeting. Notice of the Annual Meeting of the Stockholder stating the place, date and hour of the meeting shall be given as permitted by law to the Stockholder not less than ten (10) nor more than sixty (60) days before the date of the meeting.

Section 3. Special Meetings. Unless otherwise prescribed by law or the Amended and Restated Certificate of Incorporation (such Certificate, as amended from time to time, the “Certificate of Incorporation”), special meetings of the Stockholder may be called only by the Stockholder, the Chief Executive Officer or the President in the absence or disability of the Chief Executive Officer, or the Secretary at the request of the Board of Directors. Notice of a Special Meeting stating the place, date and hour of the meeting and the purposes for which the meeting is called shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to the Stockholder.

Only such business as is specified in the notice of special meeting shall come before such meeting.

Section 4. Quorum. Except as otherwise provided by law or by the Certificate of Incorporation, the presence in person or representation by proxy of the Stockholder shall constitute a quorum at all meetings of the Stockholder for the transaction of business.

Section 5. Voting. When a quorum is present or represented at any meeting, the vote of the Stockholder shall decide any question brought before such meeting. The Stockholder shall be entitled at every meeting of the Stockholder to one vote for each share of stock held by it, and such vote may be cast either in person or by proxy, provided that the Stockholder may not exercise any such voting rights in conflict with Article VII of the Third Amended Joint Chapter 11 Plan of Lehman Brothers Holdings Inc. and its affiliated debtors pursuant to Section 1125 of the Bankruptcy Code (the “Plan”).

Section 6. Action by Stockholder Without a Meeting. Any action required to be taken at any annual or special meeting of the Stockholder, or any action which may be taken at any annual or special meeting of the Stockholder, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the Stockholder and shall be delivered to the Corporation by delivery to its principal place of business or to an officer or agent of the Corporation having custody of the book in which proceedings of meetings of the Stockholder are recorded.

ARTICLE III

DIRECTORS

Section 1. Number; Election; Tenure; Qualification; Vacancies; Removal. Except as otherwise provided herein, matters relating to the number, election, tenure, qualification, vacancies and removal of the Board of Directors are addressed in the Certificate of Incorporation.

Section 2. Duties and Powers. The business of the Corporation shall be managed by or under the direction of the Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation, the Plan Trust Agreement dated [                    ], or by these By-Laws directed or required to be exercised or done solely by the Stockholder.

Section 3. Meetings. The Board of Directors of the Corporation may hold meetings, both regular and special, either within or outside the State of Delaware. Regular meetings of the Board of Directors may be held without notice at such time and at such place as may from time to time be determined by the Board of Directors. Special meetings of the Board of Directors may be called by the Chief Executive Officer, the President or the sole director. Notice thereof stating the place, date and hour of the meeting shall be given to the sole director either (i) by mail or courier not less than forty-

2

eight (48) hours before the date of the meeting or (ii) by telephone, telegram or facsimile or electronic transmission, not less than twenty-four (24) hours before the time of the meeting or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances (provided that notice of any meeting need not be given to the sole director if he shall either submit, before or after such meeting, a waiver of notice or attend the meeting without protesting, at the beginning thereof, the lack of notice).

Section 4. Quorum. Except as may be otherwise provided by law or by the Certificate of Incorporation, the presence in person or representation by proxy of the sole director of the Corporation shall constitute a quorum at all meetings of the Board of Directors for the transaction of business, and the vote of the sole director shall be the act of the Board of Directors.

Section 5. Action Without A Meeting. Unless otherwise provided by the Certificate of Incorporation or these By-Laws, any action required or permitted to be taken by the Board of Directors may be taken without a meeting if the sole director of the Corporation consents in writing or by electronic transmission to the adoption of a resolution authorizing the action. The resolution and the consent thereto in writing or by electronic transmission by the sole director shall be filed with the minutes of the proceedings of the Board of Directors.

Section 6. Participation By Telephone. Unless otherwise provided by the Certificate of Incorporation or these By-Laws, the sole director may participate in a meeting of the Board of Directors by means of a conference telephone or other communications equipment allowing all persons participating in the meeting to hear each other. Participation by such means shall constitute presence in person at the meeting.

Section 7. Compensation. The sole director may be paid his expenses, if any, for attendance at each meeting of the Board of Directors and may be paid compensation as a director and for attendance at each meeting of the Board of Directors in such amounts as the Board of Directors may fix from time to time. No such payment shall preclude the sole director from serving the Corporation in any other capacity or entering into transactions otherwise permitted by the Certificate of Incorporation, these By-Laws or applicable law.

Section 8. Resignation. Any director may resign at any time. Such resignation shall be made in writing or by electronic transmission and shall take effect at the time specified therein, or, if no time be specified, at the time of its receipt by the Chief Executive Officer, President or the Secretary. The acceptance of a resignation shall not be necessary to make it effective unless so specified therein.

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ARTICLE IV

OFFICERS

Section 1. General. The officers of the Corporation shall be elected by the Board of Directors and may consist of a Chief Executive Officer, a Chief Financial Officer, one or more Senior Vice Presidents, one or more Vice Presidents, a Secretary, a Treasurer and a Controller. The Board of Directors, in its discretion, may also elect and specifically identify as officers of the Corporation a President, one or more Chief Operating Officers, one or more Executive Vice Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers and one or more Assistant Controllers as in its judgment may be necessary or desirable. Any number of offices may be held by the same person, except the offices of President and Secretary or as otherwise prohibited by law, the Certificate of Incorporation or these By-Laws. The officers of the Corporation need not be stockholders or directors of the Corporation. Any office named or provided for in this Article IV (including, without limitation, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and Controller) may, at any time and from time to time, be held by one or more persons. If an office is held by more than one person, each person holding such office shall serve as a co-officer (with the appropriate corresponding title) and shall have general authority, individually and without the need for any action by any other co-officer, to exercise all the powers of the holder of such office of the Corporation specified in these By-Laws and shall perform such other duties and have such other powers as may be prescribed by the Board of Directors or such other officer specified in this Article IV.

Section 2. Election; Removal; Remuneration. The Board of Directors at its first meeting held after each Annual Meeting of the Stockholder shall elect the officers of the Corporation who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors and may elect additional officers and may fill vacancies among the officers previously elected at any subsequent meeting of the Board of Directors; and all officers of the Corporation shall hold office until their successors are chosen and qualified, or until their earlier resignation or removal. Any officer elected by the Board of Directors may be removed at any time, either for or without cause, by the affirmative vote of the Board of Directors. Notwithstanding anything to the contrary herein, unless otherwise specifically provided in the resolution of the Board of Directors electing such officer, any officer that was at the time of his appointment to office an employee of Lehman Brothers Holdings Inc. (“LBHI”), any of LBHI’s subsidiaries, LAMCO LLC or any of its affiliates, or Alvarez & Marsal Holdings, LLC (“A&M”) or any affiliates of A&M wholly owned by A&M and any of its employees shall automatically, without further action by the Board of Directors and without the necessity or acceptance of a resignation or relinquishment, be removed from all offices he may hold when he shall cease to be employed by at least one of such entities, whether by death, retirement, termination with or without cause or otherwise.

Section 3. Voting Securities Owned by the Corporation. Powers of attorney, proxies, waivers of notice of meetings, consents and other instruments relating to

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securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by an officer, and any such officer may, in the name and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation, company, partnership or other entity in which the Corporation may own securities, or to execute written consents in lieu thereof, and at any such meeting, or in giving any such consent, shall possess and may exercise any and all rights and powers incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed if present. The Board of Directors may, by resolution, from time to time confer like powers upon any other person or persons.

Section 4. Chief Executive Officer. The Chief Executive Officer shall, subject to the direction of the Board of Directors, have general and active control of the affairs and business of the Corporation and general supervision of its officers, officials, employees and agents. The Chief Executive Officer shall preside at all meetings of the Stockholder and shall preside at all meetings of the Board of Directors, unless the Board of Directors shall have chosen another chairman. The Chief Executive Officer shall see that all orders and resolutions of the Board of Directors are carried into effect, and in addition, the Chief Executive Officer shall have all the powers and perform all the duties generally appertaining to the office of the chief executive officer of a corporation. The Chief Executive Officer shall designate the person or persons who shall exercise his powers and perform his duties in his absence or disability and the absence or disability of the President. The Chief Executive Officer may, subject to any contrary direction that the Board of Directors has provided, execute and deliver, in the name and on the behalf of the Corporation, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents, except as otherwise provided by law.

Section 5. President. The President shall have such powers and perform such duties as are prescribed by the Chief Executive Officer or the Board of Directors, and in the absence or disability of the Chief Executive Officer, the President shall have the powers and perform the duties of the Chief Executive Officer, except to the extent the Board of Directors shall have otherwise provided. In addition, the President shall have such powers and perform such duties generally appertaining to the office of the president of a corporation, except to the extent the Chief Executive Officer or the Board of Directors shall have otherwise provided. The President may, subject to any contrary direction that the Board of Directors has provided, execute and deliver, in the name and on the behalf of the Corporation, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents, except as otherwise provided by law.

Section 6. Chief Operating Officers. The Chief Operating Officer(s) shall be chief operating officer(s) of the Corporation and shall assist the Chief Executive Officer and the President in the active management of and supervision and direction over the business and affairs of the Corporation, subject, however, to the direction of the Chief Executive Officer and the President and the control of the Board of Directors. In

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addition, the Chief Operating Officer(s) shall have such powers and perform such duties generally appertaining to the office of the chief operating officer of a corporation, except to the extent the Chief Executive Officer, the President or the Board of Directors shall have otherwise provided, and shall perform such other duties and have such other powers as may be prescribed by the Board of Directors, the Chief Executive Officer, the President or these By-Laws. The Chief Operating Officer(s) may, subject to any contrary direction that the Board of Directors has provided, execute and deliver, in the name and on the behalf of the Corporation, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents, except as otherwise provided by law.

Section 7. Executive Vice Presidents. The Executive Vice Presidents of the Corporation shall perform such duties and have such powers as may, from time to time, be assigned to them by these By-Laws, the Board of Directors, the Chief Executive Officer, the President or a Chief Operating Officer. Each Executive Vice President may, subject to any contrary direction that the Board of Directors has provided, execute and deliver, in the name and on the behalf of the Corporation, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents relating to the regular course of the duties of his office or so delegated to him, except as otherwise provided by law.

Section 8. Senior Vice Presidents. The Senior Vice Presidents of the Corporation shall perform such duties and have such powers as may, from time to time, be assigned to them by these By-Laws, the Board of Directors, the Chief Executive Officer, the President, a Chief Operating Officer or an Executive Vice President. Each Senior Vice President may, subject to any contrary direction that the Board of Directors has provided, execute and deliver, in the name and on the behalf of the Corporation, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents relating to the regular course of the duties of his office or so delegated to him, except as otherwise provided by law.

Section 9. Vice Presidents. The Vice Presidents of the Corporation shall perform such duties and have such powers as may, from time to time, be assigned to them by these By-Laws, the Board of Directors, the Chief Executive Officer, the President, a Chief Operating Officer, an Executive Vice President or a Senior Vice President. Each Vice President may, subject to any contrary direction that the Board of Directors has provided, execute and deliver, in the name and on the behalf of the Corporation, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents relating to the regular course of the duties of his office or so delegated to him, except as otherwise provided by law.

Section 10. Secretary. The Secretary shall attend all meetings of the Board of Directors and of the Stockholder and record all votes and the minutes of all proceedings in a book to be kept for that purpose. The Secretary shall keep in safe custody the seal of

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the Corporation and affix it to any instrument when so authorized by the Board of Directors or any officer. The Secretary shall give or cause to be given, notice of all meetings of the Stockholder and special meetings of the Board of Directors and shall perform generally all the duties and have all the powers usually appertaining to the office of secretary of a corporation including, without limitation, the power to certify the Certificate of Incorporation, these By-Laws, any actions of the Board of Directors or the Stockholder and the incumbency of any officers, except to the extent that the Board of Directors or the Chief Executive Officer shall have otherwise provided, and shall perform such other duties and have such other powers as may be prescribed by the Board of Directors or these By-Laws. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his signature.

Section 11. Assistant Secretaries. Subject to the direction of the Chief Executive Officer, President and Secretary, any Assistant Secretary may perform any of the duties and exercise any of the powers that may be performed by the Secretary.

Section 12. Chief Financial Officer. The Chief Financial Officer shall have responsibility for the administration of the financial affairs of the Corporation and shall exercise supervisory responsibility for the performance of the duties of the Treasurer and the Controller. The Chief Financial Officer shall render to the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all of the transactions effected by the Treasurer and Controller and of the financial condition of the Corporation. The Chief Financial Officer shall generally perform all the duties usually appertaining to the affairs of a chief financial officer of a corporation and shall perform such other duties and have such other powers as may be prescribed by the Board of Directors or these By-Laws. The Chief Financial Officer may, subject to any contrary direction that the Board of Directors has provided, execute and deliver, in the name and on the behalf of the Corporation, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents relating to the financial affairs of the Corporation, except as otherwise provided by law.

Section 13. Treasurer. The Treasurer shall have, subject to the direction of the Board of Directors and the Chief Financial Officer, general supervision of the funds, other financial assets and accounts of the Corporation, and shall have and may exercise all such powers and discharge such duties as usually pertain to the office of treasurer of a corporation, including to have custody of funds and securities owned by the Corporation, to cause to be kept full and accurate accounts of receipts and disbursements in books belonging to the Corporation, to deposit all monies and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated as authorized in accordance with these By-Laws and to disburse the funds of the Corporation as may be authorized in accordance with these By-laws, taking proper vouchers for such disbursements, and to render to the Board of Directors, the Chief Executive Officer, a Chief Operating Officer, the President or the Chief Financial Officer, when required thereby, an account of the financial condition of the Corporation, except to the extent that the Board of Directors or the Chief Executive Officer or Chief

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Financial Officer shall have otherwise provided. The Treasurer may, subject to any contrary direction that the Board of Directors has provided, sign, execute and deliver, in the name and on the behalf of the Corporation, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings and other documents relating to the financial affairs of the Corporation, except as otherwise provided by law.

Section 14. Assistant Treasurers. Subject to the direction of the Chief Executive Officer, President, Chief Financial Officer and Treasurer, any Assistant Treasurer may perform any of the duties and exercise any of the powers that may be performed by the Treasurer.

Section 15. Controller. The Controller shall prepare and have the care and custody of the books of account of the Corporation. The Controller shall keep a full and accurate account of all monies received and paid on account of the Corporation, and shall render a statement of the Controller’s accounts whenever the Board of Directors, Chief Executive Officer, Chief Operating Officer, President, Chief Financial Officer or Treasurer shall require. The Controller shall generally perform all duties usually appertaining to the affairs of the controller of a corporation, except to the extent that the Board of Directors, the Chief Executive Officer or Chief Financial Officer shall have otherwise provided, and shall perform such other duties and have such other powers as may be prescribed by the Board of Directors, the Chief Financial Officer or these By-Laws.

Section 16. Additional Powers and Duties. In addition to the foregoing especially enumerated duties and powers, the several officers of the Corporation shall perform such other duties and exercise such further powers as the Board of Directors may, from time to time, determine or as may be assigned to them by any superior officer.

Section 17. Other Officers. The Board of Directors may designate such other officers having such duties and powers as it may specify from time to time.

ARTICLE V

CAPITAL STOCK

Section 1. Ownership. The shares of issued and outstanding stock of the Corporation shall be represented by a certificate or certificates, unless and until the Board of Directors adopts a resolution permitting such shares to be uncertificated. The certificate(s) shall be signed by, or in the name of the Corporation by, (a) the Chief Executive Officer, the President or a Vice-President, and (b) the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, certifying the number of shares owned by such stockholder in the Corporation.

Section 2. Signatures. Any signature required to be on a certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such

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officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

Section 3. Lost, Stolen or Destroyed Certificate. The Board of Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of the lost, stolen or destroyed certificate, or its legal representative, to advertise the same in such manner as the Board of Directors shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

ARTICLE VI

INDEMNIFICATION

Section 1. Indemnification of Officers and Directors: The Corporation shall indemnify each person who serves or has served as a director or officer of the Corporation against personal liability (including expenses) incurred in connection with any action, suit or proceeding to which such person is or is threatened to be made a party by reason of the fact that such person is or was a director or officer of the Corporation, including service as a director or officer (or in any similar capacity) of any subsidiary of the Corporation or, at the request of the Corporation, of any other company, to the fullest extent and on the terms provided by Section 145 of the General Corporation Law of the State of Delaware. Nothing contained in this section shall limit the ability of the Corporation to indemnify or advance expenses to any current or former director, officer, employee or agent of the Corporation pursuant to law or any agreement, action of the Board of Directors or the Stockholder or other arrangement or limit any right any current or former director, officer, employee or agent may have to indemnity or advance of expenses under any bylaw of the Corporation in effect prior to the date of these By-Laws with respect to any action taken, any omission, status as a director, officer, employee or agent or any state of affairs existing prior to the date of these By-Laws. No repeal or modification of this section shall affect any rights or obligations hereunder of any person with respect to any action or omission of any such person occurring, or any state of facts then existing, before such repeal or modification, regardless of whether a claim arising out of such action, omission or state of facts is asserted before or after such repeal or modification.

ARTICLE VII

GENERAL

Section 1. Fiscal Year. The fiscal year of the Corporation shall be such date as shall be fixed by resolution of the Board of Directors from time to time.

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Section 2. Corporate Seal. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words “Corporate Seal, Delaware.” The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise upon any paper, certificate or document.

Section 3. Contracts, Instruments, Powers of Attorney. In addition to the authority of the Board of Directors to authorize any person to do so, any officer of the Corporation may, subject to any contrary direction that the Board of Directors has provided, in the name and on behalf of the Corporation, enter into, execute and deliver any and all agreements, contracts, promissory notes, bonds or other certificates or evidences of indebtedness of the Corporation, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents pertaining to a matter within the authority of such officer as provided by these By-Laws or otherwise provided by action of the Board of Directors and may further authorize (including without limitation, by power of attorney) any employee or other person as agent for the Corporation to do so.

Section 4. Amendments. These By-Laws may be altered, amended or repealed, in whole or in part, or new By-Laws may be adopted by the Stockholder or by the Board of Directors at any meeting thereof; provided, however, that notice of such alteration, amendment, repeal or adoption of new By-Laws shall be contained in the notice of such meeting of the Stockholder or in a notice of such meeting of the Board of Directors, as the case may be. All such amendments must be approved by either the affirmative vote of the Stockholder or the Board of Directors.

Section 5. Cessation of Officership and Directorship. Any authority to act in the name or on behalf of the Corporation that was granted by name to any individual shall immediately cease in the event that such individual ceases to be an officer or director of the Corporation, unless otherwise provided by the Board of Directors.

Section 6. Waivers. Whenever under the provisions of law, the Certificate of Incorporation or these By-Laws, the Corporation or the Board of Directors is authorized to take any action after notice to the Stockholder or the sole director, or after the lapse of a prescribed period of time, such action may be taken without notice and without the lapse of any period of time, if at any time before or after such action be completed such requirements be waived in writing by the person or persons entitled to said notice or entitled to participate in the action to be taken or, in the case of the Stockholder, by its attorney thereunto authorized, and, if the Stockholder or the sole director shall be present at any meeting, such presence shall constitute a waiver of notice for such meeting unless the Stockholder or sole director, as applicable, protests the lack of notice at the outset of the meeting.

Section 7. Ratification. Any transaction questioned, including in any lawsuit, on the ground of lack of authority, defective or irregular execution or authorization, adverse interest of a director, officer or stockholder, non-disclosure, miscomputation, or the application of improper principles or practices of accounting or on any ground, may

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be ratified (including, if questioned in any lawsuit, before or after judgment), by the Board of Directors or by the Stockholder, and if so ratified shall have the same force and effect as if the questioned transaction had been originally duly authorized. Such ratification shall be binding upon the Corporation and the Stockholder and shall constitute a bar to any claim or execution of any judgment in respect of such questioned transaction.

Section 8. Priority. Notwithstanding anything to the contrary herein, in the case of any inconsistency between these By-Laws and the Plan, the Plan shall govern.

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EXHIBIT 1

PART I – LB 745 LLC

LB 745 LLC

AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

This Amended and Restated Limited Liability Company Agreement (this “Agreement”) of LB 745 LLC, a Delaware limited liability company (the “Company”), having an address at c/o Lehman Brothers Holdings Inc., 1271 Avenue of the Americas, New York, NY 10020, is made by Lehman Brothers Holdings Inc., a Delaware corporation, as the sole member of the Company (the “Member”).

RECITALS:

(a)	On September 15, 2008 and periodically thereafter, Lehman Brothers Holdings Inc. and certain of its affiliates (including the Company) each commenced a voluntary case under title 11, chapter 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).

(b)	This Amended and Restated Limited Liability Company Agreement has been deemed approved without the need for Board of Managers or Member approval because it has been adopted pursuant to the Third Amended Joint Chapter 11 Plan of Lehman Brothers Holdings Inc. and its affiliated debtors, as confirmed on [—] by the Bankruptcy Court (the “Plan”).

1.	Formation

(a)	The Company has been formed as a Delaware limited liability company pursuant to the Delaware Limited Liability Company Act (the “LLC Act”). A Certificate of Formation of the Company was filed with the Secretary of State of the State of Delaware on October 18, 2001, and such filing and any amendments to the Certificate of Formation of the Company on file with the Secretary of State of the State of Delaware in effect as of the date of this Agreement are hereby ratified and confirmed in all respects.

(b)	The Member, as sole member, has contributed to the Company in cash or kind the respective amount/assets set forth on Schedule I hereto. The Member shall have no obligation to make any further capital contributions to the Company.

2.	Definitions

“A&M” means Alvarez & Marsal Holdings, LLC.

“Board of Managers” means the board of managers designated in Section 5 hereof.

“Electronic Transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

“LBHI” means Lehman Brothers Holdings Inc.

“Manager” means the sole member of the Board of Managers as designated in, or selected pursuant to, Section 5 hereof.

“Percentage Interest” means the Member’s share of the profits and losses of the Company and the Member’s percentage right to receive distributions of the Company’s assets. The Percentage Interest of the Member shall be 100%.

3.	Registered Office and Principal Place of Business

The registered office of the Company in the State of Delaware shall be 2711 Centerville Road, Suite 400, Wilmington, Delaware, and its registered agent for service of process on the Company at such address is Corporation Service Company. The principal place of business of the Company shall be located at c/o Lehman Brothers Holdings Inc., 1271 Avenue of the Americas, New York, NY 10020 or at such other or additional places as the Board of Managers may determine.

4.	Business

The business of the Company is to engage in any lawful act or activity (a) for which a Limited Liability Company may be formed under the LLC Act and (b) as contemplated by the Plan.

5.	Management of the Company

(a)	Subject to (i) the delegation of rights and powers as provided herein and (ii) the provisions of the Plan, the Board of Managers shall have the sole right to manage the business and conduct the operations and affairs of the Company and shall have all powers and rights as necessary, appropriate or advisable to effectuate and carry out the purposes and business of the Company.

(b)	The Board of Managers shall have one (1) Manager, who shall be a concurrently serving member of the board of directors of LBHI. The initial Manager shall be the following individual:

[—]

The initial Manager shall have an initial term, and, if re-elected, subsequent terms of one (1) year. The Manager shall thereafter be elected (a) at the annual meeting of the Member or (b) by action of the Member in lieu of such meeting, and each Manager elected at such annual meeting or by such action shall hold office until

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the next annual meeting of the Member and until his successor shall be elected and shall qualify, subject, however, to prior death, disability, resignation, retirement, disqualification or removal from office. Any vacancy on the Board of Managers resulting from death, disability, resignation, retirement, disqualification, removal from office or other cause shall be filled by a vote of the Member. The Member may remove the Manager at any time with or without cause.

(c)	Place of Meetings

All meetings of the Manager may be held at any place that has been designated from time to time by resolution of the Manager. In the absence of such a designation, regular meetings shall be held at the principal place of business of the Company.

(d)	Regular Meetings

Regular meetings of the Manager shall be held at least once per year at such times and at such places as shall be fixed by resolution of the Manager. Such regular meetings may be held without notice.

(e)	Special Meetings

Special meetings of the Manager for any purpose or purposes may be called at any time by the Manager.

(f)	Action Without a Meeting

Any action to be taken by the Manager at a meeting may be taken without such meeting by the written consent of the Manager then in office. Any written consent may be executed and given by facsimile, Electronic Transmission or similar means. Such written consents shall be filed with the minutes of the proceedings of the Manager.

(g)	Compensation

The Manager shall not receive any stated salary for its services as Manager, but by resolution of the Manager a fixed fee and expenses of attendance may be allowed for attendance at each meeting. Nothing herein contained shall be construed to preclude the Manager from serving the Company in any other capacity, as an officer, agent or otherwise.

6.	Officers/Authority

(a)

Officers: Notwithstanding anything herein to the contrary, a person that is not employed by at least one of LBHI (or its successor) or any of its subsidiaries, LAMCO LLC or any of its affiliates, or the Company may serve as an officer of

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the Company, so long as such person is employed by A&M or any affiliates thereof wholly owned by A&M and any of its employees.

(b)	Number: The officers of the Company may be a Chief Executive Officer, a President, a Chief Financial Officer, a Secretary and a Treasurer, and such other officers as may from time to time be designated in accordance with the provisions of this Agreement. In addition, other officers, including without limitation, one or more Chief Operating Officers, one or more Executive Vice Presidents, one or more Senior Vice Presidents, one or more Vice Presidents, a Controller and one or more Assistant Controllers, Assistant Secretaries or Assistant Treasurers, may from time to time be elected by the Board of Managers, and shall have such powers and perform such duties as are provided by this Agreement or as may be assigned to them by the Board of Managers. Any two or more offices may be held by the same person, except the offices of President and Secretary or as otherwise prohibited by law. Any office named or provided for in this Agreement (including, without limitation, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and Controller) may, at any time and from time to time, be held by one or more persons. If an office is held by more than one person, each person holding such office shall serve as a co-officer (with the appropriate corresponding title) and shall have general authority, individually and without the need for any action by any other co-officer, to exercise all the powers of the holder of such office of the Company specified in this Agreement and shall perform such other duties and have such other powers as may be prescribed by the Board of Managers or such other officer specified in this Agreement.

(c)	Election; Term of Office and Qualifications: The officers shall be chosen by the Board of Managers. Each such officer shall, except as herein otherwise provided, hold office until the selection and qualification of his successor.

(d)	Removal of Officers: Any officer of the Company may be removed from office, with or without cause, by a vote of the Board of Managers. Notwithstanding anything to the contrary herein, unless otherwise specifically provided in the resolution of the Board of Managers electing such officer, any officer that was at the time of his appointment to office an employee of the Company, LBHI or any successor thereto, any of LBHI’s subsidiaries, LAMCO LLC or any of its affiliates, or A&M or any affiliates of A&M wholly owned by A&M and any of its employees shall automatically, without further action by the Board of Managers and without the necessity or acceptance of a resignation or relinquishment, be removed from all offices he may hold when he shall cease to be employed by at least one of such entities, whether by death, retirement, termination with or without cause or otherwise.

(e)

Resignation: Any officer of the Company may resign at any time. Such resignation shall be in writing or by Electronic Transmission and shall take effect at the time specified therein, and if no time be specified, at the time of its receipt

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by an officer of the Company. The acceptance of a resignation shall not be necessary in order to make it effective.

(f)	Filling of Vacancies: A vacancy in any office shall be filled by the Board of Managers.

(g)	Compensation: The compensation of the officers shall be fixed by the Board of Managers or by any officer(s) to whom such authority may be delegated by the Board of Managers.

(h)	Chief Executive Officer: The Chief Executive Officer shall, subject to the direction of the Board of Managers, have general and active control of the affairs and business of the Company and general supervision of its officers, officials, employees and agents. The Chief Executive Officer shall preside at all meetings of the Member and shall preside at all meetings of the Board of Managers. The Chief Executive Officer shall see that all orders and resolutions of the Board of Managers are carried into effect, and in addition, the Chief Executive Officer shall have all the powers and perform all the duties generally appertaining to the office of the chief executive officer of a company. The Chief Executive Officer shall designate the person or persons who shall exercise his powers and perform his duties in his absence or disability and the absence or disability of the President. The Chief Executive Officer may, subject to any contrary direction that the Board of Managers has provided, execute and deliver, in the name and on the behalf of the Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents, except as otherwise provided by law.

(i)	President: The President shall have such powers and perform such duties as are prescribed by the Chief Executive Officer or the Board of Managers, and in the absence or disability of the Chief Executive Officer, the President shall have the powers and perform the duties of the Chief Executive Officer, except to the extent the Board of Managers shall have otherwise provided. In addition, the President shall have such powers and perform such duties generally appertaining to the office of the president of a company, except to the extent the Chief Executive Officer or the Board of Managers shall have otherwise provided. The President may, subject to any contrary direction that the Board of Managers has provided, execute and deliver, in the name and on the behalf of the Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents, except as otherwise provided by law.

(j)

Chief Operating Officer: The Chief Operating Officer(s) shall be chief operating officer(s) of the Company and shall assist the Chief Executive Officer and the President in the active management of and supervision and direction over the business and affairs of the Company, subject, however, to the direction of the Chief Executive Officer and the President and the control of the Board of

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Managers. In addition, the Chief Operating Officer(s) shall have such powers and perform such duties generally appertaining to the office of the chief operating officer of a company, except to the extent the Chief Executive Officer, the President or the Board of Managers shall have otherwise provided, and shall perform such other duties and have such other powers as may be prescribed by the Board of Managers, the Chief Executive Officer, the President or this Agreement. The Chief Operating Officer(s) may, subject to any contrary direction that the Board of Managers has provided, execute and deliver, in the name and on the behalf of the Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents, except as otherwise provided by law.

(k)	Chief Financial Officer: The Chief Financial Officer shall have responsibility for the administration of the financial affairs of the Company and shall exercise supervisory responsibility for the performance of the duties of the Treasurer and the Controller. The Chief Financial Officer shall render to the Board of Managers, at its regular meetings, or when the Board of Managers so requires, an account of all of the transactions effected by the Treasurer and Controller and of the financial condition of the Company. The Chief Financial Officer shall generally perform all the duties usually appertaining to the affairs of a chief financial officer of a company and shall perform such other duties and have such other powers as may be prescribed by the Board of Managers or this Agreement. The Chief Financial Officer may, subject to any contrary direction that the Board of Managers has provided, execute and deliver, in the name and on the behalf of the Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents relating to the financial affairs of the Company, except as otherwise provided by law.

(l)	Executive Vice Presidents. The Executive Vice Presidents of the Company shall perform such duties and have such powers as may, from time to time, be assigned to them by this Agreement, the Board of Managers, the Chief Executive Officer, the President or a Chief Operating Officer. Each Executive Vice President may, subject to any contrary direction that the Board of Managers has provided, execute and deliver, in the name and on the behalf of the Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents relating to the regular course of the duties of his office or so delegated to him, except as otherwise provided by law.

(m)

Senior Vice Presidents. The Senior Vice Presidents of the Company shall perform such duties and have such powers as may, from time to time, be assigned to them by this Agreement, the Board of Managers, the Chief Executive Officer, the President, a Chief Operating Officer or an Executive Vice President. Each Senior Vice President may, subject to any contrary direction that the Board of Managers has provided, execute and deliver, in the name and on the behalf of the

6

Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents relating to the regular course of the duties of his office or so delegated to him, except as otherwise provided by law.

(n)	Vice Presidents: The Vice Presidents of the Company shall perform such duties and have such powers as may, from time to time, be assigned to them by this Agreement, the Board of Managers, the Chief Executive Officer, the President, a Chief Operating Officer, an Executive Vice President or a Senior Vice President. Each Vice President may, subject to any contrary direction that the Board of Managers has provided, execute and deliver, in the name and on the behalf of the Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents relating to the regular course of the duties of his office or so delegated to him, except as otherwise provided by law.

(o)	Secretary: The Secretary shall attend all meetings of the Board of Managers and of the Member and record all votes and the minutes of all proceedings in a book to be kept for that purpose. The Secretary shall keep in safe custody the seal of the Company and affix it to any instrument when so authorized by the Board of Managers or any officer. The Secretary shall give or cause to be given, notice of all meetings of the Member and special meetings of the Board of Managers and shall perform generally all the duties and have all the powers usually appertaining to the office of secretary of a company including, without limitation, the power to certify the Certificate of Formation, this Agreement, any actions of the Board of Managers or the Member and the incumbency of any officers, except to the extent that the Board of Managers or the Chief Executive Officer shall have otherwise provided, and shall perform such other duties and have such other powers as may be prescribed by the Board of Managers or this Agreement. The Board of Managers may give general authority to any other officer to affix the seal of the Company and to attest the affixing by his signature.

(p)

Treasurer: The Treasurer shall have, subject to the direction of the Board of Managers and the Chief Financial Officer, general supervision of the funds, other financial assets and accounts of the Company, and shall have and may exercise all such powers and discharge such duties as usually pertain to the office of treasurer of a company, including to have custody of funds and securities owned by the Company, to cause to be kept full and accurate accounts of receipts and disbursements in books belonging to the Company, to deposit all monies and other valuable effects in the name and to the credit of the Company in such depositories as may be designated as authorized in accordance with this Agreement and to disburse the funds of the Company as may be authorized in accordance with this Agreement, taking proper vouchers for such disbursements, and to render to the Board of Managers, the Chief Executive Officer, a Chief Operating Officer, the President or the Chief Financial Officer, when required thereby, an account of the financial condition of the Company, except to the

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extent that the Board of Managers or the Chief Executive Officer or Chief Financial Officer shall have otherwise provided. The Treasurer may, subject to any contrary direction that the Board of Managers has provided, sign, execute and deliver, in the name and on the behalf of the Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings and other documents relating to the financial affairs of the Company, except as otherwise provided by law.

(q)	Controller: The Controller shall prepare and have the care and custody of the books of account of the Company. The Controller shall keep a full and accurate account of all monies received and paid on account of the Company, and shall render a statement of the Controller’s accounts whenever the Board of Managers, Chief Executive Officer, Chief Operating Officer, President, Chief Financial Officer or Treasurer shall require. The Controller shall generally perform all duties usually appertaining to the affairs of the controller of a company, except to the extent that the Board of Managers, the Chief Executive Officer or Chief Financial Officer shall have otherwise provided, and shall perform such other duties and have such other powers as may be prescribed by the Board of Managers, the Chief Financial Officer or this Agreement.

(r)	Assistant Officers: Subject to the direction of the Chief Executive Officer, President, Chief Financial Officer and Treasurer, any Assistant Treasurer may perform any of the duties and exercise any of the powers that may be performed by the Treasurer. Subject to the direction of the Chief Executive Officer, President and Secretary, any Assistant Secretary may perform any of the duties and exercise any of the powers that may be performed by the Secretary. Any other assistant officer may perform any of the duties and exercise any of the powers that may be exercised by the officer such assistant officer assists, subject to the direction of such officer.

(s)	Voting Stock of Subsidiary Corporations: Subject to any contrary direction that the Board of Managers has provided, powers of attorney, proxies, waivers of notice of meetings, consents and other instruments relating to securities owned by the Company may be executed in the name of and on behalf of the Company by any officer and any employee or other person designated by an officer and such person may, in the name and on behalf of the Company, take all such action as the officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation, company, partnership or other entity in which the Company may own securities, or to execute written consents in lieu thereof. At any such meeting, or in giving any such consent, such person shall possess and may exercise any and all rights and powers incident to the ownership of such securities and which, as the owner thereof, the Company might have exercised and possessed if present. The Board of Managers may, by resolution, from time to time confer like powers upon any other person or persons.

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(t)	Contracts, Instruments, Powers of Attorneys: In addition to the authority of the Board of Managers to authorize any person to do so, any officer of the Company may, subject to any contrary direction that the Board of Managers has provided, in the name and on behalf of the Company enter into, execute and deliver any and all agreements, contracts, promissory notes, bonds or other certificates or evidences of indebtedness of the Company, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents pertaining to a matter within the authority of such officer as provided by this Agreement or otherwise provided by action of the Board of Managers and may further authorize (including without limitation, by power of attorney) any employee or other person as agent for the Company to do so.

7.	Allocations, Distributions, Profits and Losses

So long as the Member is the sole member of the Company, all the items of income, profit and loss of the Company shall be allocated to the Member and all cash and other distributable assets of the Company shall be distributed to the Member. Distributions shall be made at such time, to such extent and in such manner as the Board of Managers shall determine.

8.	Term

The Company shall be dissolved, its affairs shall be wound up and its assets distributed, and it shall be terminated upon the sole election of the Member or otherwise in accordance with the Plan or the LLC Act.

9.	Bankruptcy of Member

The occurrence of any event set forth in Section 18-304 of the LLC Act (Events of Bankruptcy) with respect to a member of the Company shall not cause such member to cease to be a member of the Company and, upon the occurrence of such an event, the Company shall continue without dissolution.

10.	Liability

The debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the Company, and no Member, Manager, officer or authorized signatory of the Company shall be obligated personally for any such debt, obligation or liability of the Company solely by reason of being a Member, Manager, officer or authorized signatory. The personal liability of the Member, Manager, officers and any authorized signatories to the Company is eliminated or limited to the fullest extent permitted under the LLC Act, and no Member, Manager, officer or authorized signatory shall have any liability to the Company except as expressly required by the LLC Act; provided, however, that nothing contained herein shall protect any Manager, officer or authorized signatory against any liability to the Company or the Member to which such Manager, officer or authorized signatory would otherwise be subject by reason of (i) any act or omission of such Manager, officer or

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authorized signatory that involves actual fraud or willful misconduct or (ii) any transaction from which such Manager, officer or authorized signatory derived improper personal benefit.

11.	Indemnification; Insurance

(a)	The Company, to the extent and in a manner permitted by Delaware law as in effect from time to time, shall indemnify any person (including the heirs, executors, administrators or estate of any such person) who was or is made a party to or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (including any appeal thereof), whether civil, criminal, administrative, regulatory or investigative in nature, (other than an action or suit by or in the right of the corporation to procure a judgment in its favor) by reason of the fact that such person is or was a Manager, officer, authorized signatory, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, shareholder, member, manager, partner, trustee, fiduciary, authorized signatory, employee or agent (a “Subsidiary Officer”) of another corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise (an “Associated Entity”), against expenses (including attorneys’ fees and disbursements), costs, judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred by such person in connection with, and shall advance expenses incurred by such person in advance of the final disposition of, such action, suit or proceeding, to the same extent (but only to such extent) that such person would be entitled to indemnification therefor or reimbursement or advance thereof from LBHI in accordance with the by-laws of LBHI as in effect from time to time, and subject to any limitations and procedures contained therein, as if the Company were LBHI and the person seeking indemnification stood in the same relation to LBHI as he or she does to the Company, mutatis mutandis, with references to the Board of Directors therein being deemed to be to the Board of Managers of the Company, and references to officers therein being deemed to include authorized signatories.

(b)	The Company may purchase and maintain insurance on behalf of any person who is or was a Manager, officer, authorized signatory, employee or agent of the Company, or is or was serving at the request of the Company as a Subsidiary Officer of any Associated Entity, against any liability asserted against such person and incurred by such person in any capacity, or arising out of such person’s status as such, whether or not the Company would have the power to indemnify such person against such liability under the provisions of this Section or applicable law.

12.	Fiscal Year

The fiscal year of the Company shall be the same as that of LBHI or any successor thereto, so long as all or a majority of the membership interests of the Company are owned by

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LBHI or any direct or indirect subsidiary thereof, unless the Board of Managers shall otherwise determine.

13.	Tax Characterization of the Company

For any tax period during which the Company has only one member, it is the intention of the Member that the Company be treated, wherever permitted, as a division of such sole member for federal, state, local and foreign income tax purposes. For any tax period during which the Company has more than one member, it is the intention of the Member that the Company shall be taxed, wherever permitted, as a “partnership” for federal, state, local and foreign income tax purposes. The Member agrees to take all reasonable actions, including the amendment of this Agreement and the execution of other documents, as may reasonably be required in order for the Company to qualify for such treatment for federal, state, local and foreign income tax purposes.

14.	Seal

The Company may have a seal which shall be in such form as approved by the Board of Managers and may be altered at its pleasure. The Company seal may be used by causing it or a facsimile thereof to be impressed, affixed or reproduced by the Secretary or any Assistant Secretary.

15.	Records

Any records maintained by the Company in the regular course of its business, including its books of account and minute books, may be kept on, or by means of, or be in the form of, any information storage device or method, provided that the records so kept can be converted into clearly legible paper form within a reasonable time. The Company shall so convert any records so kept upon the request of any person entitled to inspect such records pursuant to any provision of the LLC Act. The books and records of the Company shall be maintained in accordance with generally accepted accounting principles and Section 704(b) of the Internal Revenue Code and the Regulations thereunder.

16.	Non-Voting Securities

The Company shall not be authorized to issue any non-voting equity securities of any class, series or other designation to the extent prohibited by section 1123(a)(6) of the Bankruptcy Code; provided, however, that, the foregoing restriction shall (i) have no further force and effect beyond that required under section 1123(a)(6) of the Bankruptcy Code and (ii) only have such force and effect to the extent and for so long as section 1123(a)(6) of the Bankruptcy Code is in effect and applies to the Company.

17.	Amendment

This Agreement may be amended and/or restated at any time with the written consent of the Member.

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18.	Assignments

The Member may at any time assign in whole or in part its limited liability company interest in the Company. If the Member transfers all of its interest in the Company pursuant to this Section 18, the transferee shall be admitted to the Company as a member upon its execution of an instrument signifying its agreement to be bound by the terms and conditions of this Agreement. Such admission shall be deemed effective simultaneous with the transfer, and, immediately following such admission, the transferor Member shall cease to be a member of the Company.

19.	Priority

Notwithstanding anything to the contrary herein, in the case of any inconsistency between this Agreement and the Plan, the Plan shall govern.

20.	Governing Law

This Agreement shall be construed and enforced in accordance with the law of the State of Delaware without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

[The remainder of this page is left blank intentionally.]

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IN WITNESS WHEREOF, the undersigned has executed this Agreement as of this      day of [—], 2011.

LEHMAN BROTHERS HOLDINGS INC.

By:

Name: [—]
Title: Member

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SCHEDULE I

NAME	AMOUNT	PERCENTAGE INTEREST

Lehman Brothers Holdings Inc.	$1000	100%

14

EXHIBIT 1

PART J – PAMI STATLER ARMS LLC

PAMI STATLER ARMS LLC

AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

This Amended and Restated Limited Liability Company Agreement (this “Agreement”) of PAMI Statler Arms LLC, a Delaware limited liability company (the “Company”), having an address at c/o Lehman Brothers Holdings Inc., 1271 Avenue of the Americas, New York, NY 10020, is made by PAMI LLC, a Delaware limited liability company, as the sole member of the Company (the “Member”).

RECITALS:

(a)	On September 15, 2008 and periodically thereafter, Lehman Brothers Holdings Inc. and certain of its affiliates (including the Company) each commenced a voluntary case under title 11, chapter 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).

(b)	This Amended and Restated Limited Liability Company Agreement has been deemed approved without the need for Board of Managers or Member approval because it has been adopted pursuant to the Third Amended Joint Chapter 11 Plan of Lehman Brothers Holdings Inc. and its affiliated debtors, as confirmed on [—] by the Bankruptcy Court (the “Plan”).

1.	Formation

(a)	The Company has been formed as a Delaware limited liability company pursuant to the Delaware Limited Liability Company Act (the “LLC Act”). A Certificate of Formation of the Company was filed with the Secretary of State of the State of Delaware on March 8, 2006, and such filing and any amendments to the Certificate of Formation of the Company on file with the Secretary of State of the State of Delaware in effect as of the date of this Agreement are hereby ratified and confirmed in all respects.

(b)	The Member, as sole member, has contributed to the Company in cash or kind the respective amount/assets set forth on Schedule I hereto. The Member shall have no obligation to make any further capital contributions to the Company.

2.	Definitions

“A&M” means Alvarez & Marsal Holdings, LLC.

“Board of Managers” means the board of managers designated in Section 5 hereof.

“Electronic Transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

“LBHI” means Lehman Brothers Holdings Inc.

“Manager” means the sole member of the Board of Managers as designated in, or selected pursuant to, Section 5 hereof.

“Percentage Interest” means the Member’s share of the profits and losses of the Company and the Member’s percentage right to receive distributions of the Company’s assets. The Percentage Interest of the Member shall be 100%.

3.	Registered Office and Principal Place of Business

The registered office of the Company in the State of Delaware shall be 2711 Centerville Road, Suite 400, Wilmington, Delaware, and its registered agent for service of process on the Company at such address is Corporation Service Company. The principal place of business of the Company shall be located at c/o Lehman Brothers Holdings Inc., 1271 Avenue of the Americas, New York, NY 10020 or at such other or additional places as the Board of Managers may determine.

4.	Business

The business of the Company is to engage in any lawful act or activity (a) for which a Limited Liability Company may be formed under the LLC Act and (b) as contemplated by the Plan.

5.	Management of the Company

(a)	Subject to (i) the delegation of rights and powers as provided herein and (ii) the provisions of the Plan, the Board of Managers shall have the sole right to manage the business and conduct the operations and affairs of the Company and shall have all powers and rights as necessary, appropriate or advisable to effectuate and carry out the purposes and business of the Company.

(b)	The Board of Managers shall have one (1) Manager, who shall be a concurrently serving member of the board of directors of LBHI. The initial Manager shall be the following individual:

[—]

The initial Manager shall have an initial term, and, if re-elected, subsequent terms of one (1) year. The Manager shall thereafter be elected (a) at the annual meeting of the Member or (b) by action of the Member in lieu of such meeting, and each Manager elected at such annual meeting or by such action shall hold office until

2

the next annual meeting of the Member and until his successor shall be elected and shall qualify, subject, however, to prior death, disability, resignation, retirement, disqualification or removal from office. Any vacancy on the Board of Managers resulting from death, disability, resignation, retirement, disqualification, removal from office or other cause shall be filled by a vote of the Member. The Member may remove the Manager at any time with or without cause.

(c)	Place of Meetings

All meetings of the Manager may be held at any place that has been designated from time to time by resolution of the Manager. In the absence of such a designation, regular meetings shall be held at the principal place of business of the Company.

(d)	Regular Meetings

Regular meetings of the Manager shall be held at least once per year at such times and at such places as shall be fixed by resolution of the Manager. Such regular meetings may be held without notice.

(e)	Special Meetings

Special meetings of the Manager for any purpose or purposes may be called at any time by the Manager.

(f)	Action Without a Meeting

Any action to be taken by the Manager at a meeting may be taken without such meeting by the written consent of the Manager then in office. Any written consent may be executed and given by facsimile, Electronic Transmission or similar means. Such written consents shall be filed with the minutes of the proceedings of the Manager.

(g)	Compensation

The Manager shall not receive any stated salary for its services as Manager, but by resolution of the Manager a fixed fee and expenses of attendance may be allowed for attendance at each meeting. Nothing herein contained shall be construed to preclude the Manager from serving the Company in any other capacity, as an officer, agent or otherwise.

6.	Officers/Authority

(a)

Officers: Notwithstanding anything herein to the contrary, a person that is not employed by at least one of LBHI (or its successor) or any of its subsidiaries, LAMCO LLC or any of its affiliates, or the Company may serve as an officer of

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the Company, so long as such person is employed by A&M or any affiliates thereof wholly owned by A&M and any of its employees.

(b)	Number: The officers of the Company may be a Chief Executive Officer, a President, a Chief Financial Officer, a Secretary and a Treasurer, and such other officers as may from time to time be designated in accordance with the provisions of this Agreement. In addition, other officers, including without limitation, one or more Chief Operating Officers, one or more Executive Vice Presidents, one or more Senior Vice Presidents, one or more Vice Presidents, a Controller and one or more Assistant Controllers, Assistant Secretaries or Assistant Treasurers, may from time to time be elected by the Board of Managers, and shall have such powers and perform such duties as are provided by this Agreement or as may be assigned to them by the Board of Managers. Any two or more offices may be held by the same person, except the offices of President and Secretary or as otherwise prohibited by law. Any office named or provided for in this Agreement (including, without limitation, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and Controller) may, at any time and from time to time, be held by one or more persons. If an office is held by more than one person, each person holding such office shall serve as a co-officer (with the appropriate corresponding title) and shall have general authority, individually and without the need for any action by any other co-officer, to exercise all the powers of the holder of such office of the Company specified in this Agreement and shall perform such other duties and have such other powers as may be prescribed by the Board of Managers or such other officer specified in this Agreement.

(c)	Election; Term of Office and Qualifications: The officers shall be chosen by the Board of Managers. Each such officer shall, except as herein otherwise provided, hold office until the selection and qualification of his successor.

(d)	Removal of Officers: Any officer of the Company may be removed from office, with or without cause, by a vote of the Board of Managers. Notwithstanding anything to the contrary herein, unless otherwise specifically provided in the resolution of the Board of Managers electing such officer, any officer that was at the time of his appointment to office an employee of the Company, LBHI or any successor thereto, any of LBHI’s subsidiaries, LAMCO LLC or any of its affiliates, or A&M or any affiliates of A&M wholly owned by A&M and any of its employees shall automatically, without further action by the Board of Managers and without the necessity or acceptance of a resignation or relinquishment, be removed from all offices he may hold when he shall cease to be employed by at least one of such entities, whether by death, retirement, termination with or without cause or otherwise.

(e)

Resignation: Any officer of the Company may resign at any time. Such resignation shall be in writing or by Electronic Transmission and shall take effect at the time specified therein, and if no time be specified, at the time of its receipt

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by an officer of the Company. The acceptance of a resignation shall not be necessary in order to make it effective.

(f)	Filling of Vacancies: A vacancy in any office shall be filled by the Board of Managers.

(g)	Compensation: The compensation of the officers shall be fixed by the Board of Managers or by any officer(s) to whom such authority may be delegated by the Board of Managers.

(h)	Chief Executive Officer: The Chief Executive Officer shall, subject to the direction of the Board of Managers, have general and active control of the affairs and business of the Company and general supervision of its officers, officials, employees and agents. The Chief Executive Officer shall preside at all meetings of the Member and shall preside at all meetings of the Board of Managers. The Chief Executive Officer shall see that all orders and resolutions of the Board of Managers are carried into effect, and in addition, the Chief Executive Officer shall have all the powers and perform all the duties generally appertaining to the office of the chief executive officer of a company. The Chief Executive Officer shall designate the person or persons who shall exercise his powers and perform his duties in his absence or disability and the absence or disability of the President. The Chief Executive Officer may, subject to any contrary direction that the Board of Managers has provided, execute and deliver, in the name and on the behalf of the Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents, except as otherwise provided by law.

(i)	President: The President shall have such powers and perform such duties as are prescribed by the Chief Executive Officer or the Board of Managers, and in the absence or disability of the Chief Executive Officer, the President shall have the powers and perform the duties of the Chief Executive Officer, except to the extent the Board of Managers shall have otherwise provided. In addition, the President shall have such powers and perform such duties generally appertaining to the office of the president of a company, except to the extent the Chief Executive Officer or the Board of Managers shall have otherwise provided. The President may, subject to any contrary direction that the Board of Managers has provided, execute and deliver, in the name and on the behalf of the Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents, except as otherwise provided by law.

(j)

Chief Operating Officer: The Chief Operating Officer(s) shall be chief operating officer(s) of the Company and shall assist the Chief Executive Officer and the President in the active management of and supervision and direction over the business and affairs of the Company, subject, however, to the direction of the Chief Executive Officer and the President and the control of the Board of

5

Managers. In addition, the Chief Operating Officer(s) shall have such powers and perform such duties generally appertaining to the office of the chief operating officer of a company, except to the extent the Chief Executive Officer, the President or the Board of Managers shall have otherwise provided, and shall perform such other duties and have such other powers as may be prescribed by the Board of Managers, the Chief Executive Officer, the President or this Agreement. The Chief Operating Officer(s) may, subject to any contrary direction that the Board of Managers has provided, execute and deliver, in the name and on the behalf of the Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents, except as otherwise provided by law.

(k)	Chief Financial Officer: The Chief Financial Officer shall have responsibility for the administration of the financial affairs of the Company and shall exercise supervisory responsibility for the performance of the duties of the Treasurer and the Controller. The Chief Financial Officer shall render to the Board of Managers, at its regular meetings, or when the Board of Managers so requires, an account of all of the transactions effected by the Treasurer and Controller and of the financial condition of the Company. The Chief Financial Officer shall generally perform all the duties usually appertaining to the affairs of a chief financial officer of a company and shall perform such other duties and have such other powers as may be prescribed by the Board of Managers or this Agreement. The Chief Financial Officer may, subject to any contrary direction that the Board of Managers has provided, execute and deliver, in the name and on the behalf of the Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents relating to the financial affairs of the Company, except as otherwise provided by law.

(l)	Executive Vice Presidents. The Executive Vice Presidents of the Company shall perform such duties and have such powers as may, from time to time, be assigned to them by this Agreement, the Board of Managers, the Chief Executive Officer, the President or a Chief Operating Officer. Each Executive Vice President may, subject to any contrary direction that the Board of Managers has provided, execute and deliver, in the name and on the behalf of the Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents relating to the regular course of the duties of his office or so delegated to him, except as otherwise provided by law.

(m)

Senior Vice Presidents. The Senior Vice Presidents of the Company shall perform such duties and have such powers as may, from time to time, be assigned to them by this Agreement, the Board of Managers, the Chief Executive Officer, the President, a Chief Operating Officer or an Executive Vice President. Each

6

Senior Vice President may, subject to any contrary direction that the Board of Managers has provided, execute and deliver, in the name and on the behalf of the Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents relating to the regular course of the duties of his office or so delegated to him, except as otherwise provided by law.

(n)	Vice Presidents: The Vice Presidents of the Company shall perform such duties and have such powers as may, from time to time, be assigned to them by this Agreement, the Board of Managers, the Chief Executive Officer, the President, a Chief Operating Officer, an Executive Vice President or a Senior Vice President. Each Vice President may, subject to any contrary direction that the Board of Managers has provided, execute and deliver, in the name and on the behalf of the Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents relating to the regular course of the duties of his office or so delegated to him, except as otherwise provided by law.

(o)	Secretary: The Secretary shall attend all meetings of the Board of Managers and of the Member and record all votes and the minutes of all proceedings in a book to be kept for that purpose. The Secretary shall keep in safe custody the seal of the Company and affix it to any instrument when so authorized by the Board of Managers or any officer. The Secretary shall give or cause to be given, notice of all meetings of the Member and special meetings of the Board of Managers and shall perform generally all the duties and have all the powers usually appertaining to the office of secretary of a company including, without limitation, the power to certify the Certificate of Formation, this Agreement, any actions of the Board of Managers or the Member and the incumbency of any officers, except to the extent that the Board of Managers or the Chief Executive Officer shall have otherwise provided, and shall perform such other duties and have such other powers as may be prescribed by the Board of Managers or this Agreement. The Board of Managers may give general authority to any other officer to affix the seal of the Company and to attest the affixing by his signature.

(p)

Treasurer: The Treasurer shall have, subject to the direction of the Board of Managers and the Chief Financial Officer, general supervision of the funds, other financial assets and accounts of the Company, and shall have and may exercise all such powers and discharge such duties as usually pertain to the office of treasurer of a company, including to have custody of funds and securities owned by the Company, to cause to be kept full and accurate accounts of receipts and disbursements in books belonging to the Company, to deposit all monies and other valuable effects in the name and to the credit of the Company in such depositories as may be designated as authorized in accordance with this Agreement and to disburse the funds of the Company as may be authorized in accordance with this Agreement, taking proper vouchers for such disbursements, and to render to the Board of Managers, the Chief Executive Officer, a Chief

7

Operating Officer, the President or the Chief Financial Officer, when required thereby, an account of the financial condition of the Company, except to the extent that the Board of Managers or the Chief Executive Officer or Chief Financial Officer shall have otherwise provided. The Treasurer may, subject to any contrary direction that the Board of Managers has provided, sign, execute and deliver, in the name and on the behalf of the Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings and other documents relating to the financial affairs of the Company, except as otherwise provided by law.

(q)	Controller: The Controller shall prepare and have the care and custody of the books of account of the Company. The Controller shall keep a full and accurate account of all monies received and paid on account of the Company, and shall render a statement of the Controller’s accounts whenever the Board of Managers, Chief Executive Officer, Chief Operating Officer, President, Chief Financial Officer or Treasurer shall require. The Controller shall generally perform all duties usually appertaining to the affairs of the controller of a company, except to the extent that the Board of Managers, the Chief Executive Officer or Chief Financial Officer shall have otherwise provided, and shall perform such other duties and have such other powers as may be prescribed by the Board of Managers, the Chief Financial Officer or this Agreement.

(r)	Assistant Officers: Subject to the direction of the Chief Executive Officer, President, Chief Financial Officer and Treasurer, any Assistant Treasurer may perform any of the duties and exercise any of the powers that may be performed by the Treasurer. Subject to the direction of the Chief Executive Officer, President and Secretary, any Assistant Secretary may perform any of the duties and exercise any of the powers that may be performed by the Secretary. Any other assistant officer may perform any of the duties and exercise any of the powers that may be exercised by the officer such assistant officer assists, subject to the direction of such officer.

(s)	Voting Stock of Subsidiary Corporations: Subject to any contrary direction that the Board of Managers has provided, powers of attorney, proxies, waivers of notice of meetings, consents and other instruments relating to securities owned by the Company may be executed in the name of and on behalf of the Company by any officer and any employee or other person designated by an officer and such person may, in the name and on behalf of the Company, take all such action as the officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation, company, partnership or other entity in which the Company may own securities, or to execute written consents in lieu thereof. At any such meeting, or in giving any such consent, such person shall possess and may exercise any and all rights and powers incident to the ownership of such securities and which, as the owner thereof, the Company might have exercised and possessed if present. The Board of Managers may, by resolution, from time to time confer like powers upon any other person or persons.

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(t)	Contracts, Instruments, Powers of Attorneys: In addition to the authority of the Board of Managers to authorize any person to do so, any officer of the Company may, subject to any contrary direction that the Board of Managers has provided, in the name and on behalf of the Company enter into, execute and deliver any and all agreements, contracts, promissory notes, bonds or other certificates or evidences of indebtedness of the Company, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents pertaining to a matter within the authority of such officer as provided by this Agreement or otherwise provided by action of the Board of Managers and may further authorize (including without limitation, by power of attorney) any employee or other person as agent for the Company to do so.

7.	Allocations, Distributions, Profits and Losses

So long as the Member is the sole member of the Company, all the items of income, profit and loss of the Company shall be allocated to the Member and all cash and other distributable assets of the Company shall be distributed to the Member. Distributions shall be made at such time, to such extent and in such manner as the Board of Managers shall determine.

8.	Term

The Company shall be dissolved, its affairs shall be wound up and its assets distributed, and it shall be terminated upon the sole election of the Member or otherwise in accordance with the Plan or the LLC Act.

9.	Bankruptcy of Member

The occurrence of any event set forth in Section 18-304 of the LLC Act (Events of Bankruptcy) with respect to a member of the Company shall not cause such member to cease to be a member of the Company and, upon the occurrence of such an event, the Company shall continue without dissolution.

10.	Liability

The debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the Company, and no Member, Manager, officer or authorized signatory of the Company shall be obligated personally for any such debt, obligation or liability of the Company solely by reason of being a Member, Manager, officer or authorized signatory. The personal liability of the Member, Manager, officers and any authorized signatories to the Company is eliminated or limited to the fullest extent permitted under the LLC Act, and no Member, Manager, officer or authorized signatory shall have any liability to the Company except as expressly required by the LLC Act; provided, however, that nothing contained herein shall protect any Manager, officer or authorized signatory against any liability to the Company or the Member to which such Manager, officer or authorized signatory

9

would otherwise be subject by reason of (i) any act or omission of such Manager, officer or authorized signatory that involves actual fraud or willful misconduct or (ii) any transaction from which such Manager, officer or authorized signatory derived improper personal benefit.

11.	Indemnification; Insurance

(a)	The Company, to the extent and in a manner permitted by Delaware law as in effect from time to time, shall indemnify any person (including the heirs, executors, administrators or estate of any such person) who was or is made a party to or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (including any appeal thereof), whether civil, criminal, administrative, regulatory or investigative in nature, by reason of the fact that such person is or was (after the Commencement Date, but only in respect of any acts, omissions or event occurring after the Commencement Date) a Manager, officer, authorized signatory, employee or agent of the Company, or is or was (after the Commencement Date, but only in respect of any acts, omissions or event occurring after the Commencement Date) serving at the request of the Company as a director, officer, shareholder, member, manager, partner, trustee, fiduciary, authorized signatory, employee or agent (a “Subsidiary Officer”) of another corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise (an “Associated Entity”), against expenses (including attorneys’ fees and disbursements), costs, judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred by such person in connection with, and shall advance expenses incurred by such person in advance of the final disposition of, such action, suit or proceeding, to the same extent (but only to such extent) that such person would be entitled to indemnification therefor or reimbursement or advance thereof from LBHI in accordance with the by-laws of LBHI as in effect from time to time, and subject to any limitations and procedures contained therein, as if the Company were LBHI and the person seeking indemnification stood in the same relation to LBHI as he or she does to the Company, mutatis mutandis, with references to the Board of Directors therein being deemed to be to the Board of Managers of the Company, and references to officers therein being deemed to include authorized signatories.

(b)	The Company may purchase and maintain insurance on behalf of any person who is or was (after the Commencement Date, but only in respect of any acts, omissions or event occurring after the Commencement Date) a Manager, officer, authorized signatory, employee or agent of the Company, or is or was (after the Commencement Date, but only in respect of any acts, omissions or event occurring after the Commencement Date) serving at the request of the Company as a Subsidiary Officer of any Associated Entity, against any liability asserted against such person and incurred by such person in any capacity, or arising out of such person’s status as such, whether or not the Company would have the power to indemnify such person against such liability under the provisions of this Section or applicable law.

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12.	Fiscal Year

The fiscal year of the Company shall be the same as that of LBHI or any successor thereto, so long as all or a majority of the membership interests of the Company are owned by LBHI or any direct or indirect subsidiary thereof, unless the Board of Managers shall otherwise determine.

13.	Tax Characterization of the Company

For any tax period during which the Company has only one member, it is the intention of the Member that the Company be treated, wherever permitted, as a division of such sole member for federal, state, local and foreign income tax purposes. For any tax period during which the Company has more than one member, it is the intention of the Member that the Company shall be taxed, wherever permitted, as a “partnership” for federal, state, local and foreign income tax purposes. The Member agrees to take all reasonable actions, including the amendment of this Agreement and the execution of other documents, as may reasonably be required in order for the Company to qualify for such treatment for federal, state, local and foreign income tax purposes.

14.	Seal

The Company may have a seal which shall be in such form as approved by the Board of Managers and may be altered at its pleasure. The Company seal may be used by causing it or a facsimile thereof to be impressed, affixed or reproduced by the Secretary or any Assistant Secretary.

15.	Records

Any records maintained by the Company in the regular course of its business, including its books of account and minute books, may be kept on, or by means of, or be in the form of, any information storage device or method, provided that the records so kept can be converted into clearly legible paper form within a reasonable time. The Company shall so convert any records so kept upon the request of any person entitled to inspect such records pursuant to any provision of the LLC Act. The books and records of the Company shall be maintained in accordance with generally accepted accounting principles and Section 704(b) of the Internal Revenue Code and the Regulations thereunder.

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16.	Non-Voting Securities

The Company shall not be authorized to issue any non-voting equity securities of any class, series or other designation to the extent prohibited by section 1123(a)(6) of the Bankruptcy Code; provided, however, that, the foregoing restriction shall (i) have no further force and effect beyond that required under section 1123(a)(6) of the Bankruptcy Code and (ii) only have such force and effect to the extent and for so long as section 1123(a)(6) of the Bankruptcy Code is in effect and applies to the Company.

17.	Amendment

This Agreement may be amended and/or restated at any time with the written consent of the Member.

18.	Assignments

The Member may at any time assign in whole or in part its limited liability company interest in the Company. If the Member transfers all of its interest in the Company pursuant to this Section 18, the transferee shall be admitted to the Company as a member upon its execution of an instrument signifying its agreement to be bound by the terms and conditions of this Agreement. Such admission shall be deemed effective simultaneous with the transfer, and, immediately following such admission, the transferor Member shall cease to be a member of the Company.

19.	Priority

Notwithstanding anything to the contrary herein, in the case of any inconsistency between this Agreement and the Plan, the Plan shall govern.

20.	Governing Law

This Agreement shall be construed and enforced in accordance with the law of the State of Delaware without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

[The remainder of this page is left blank intentionally.]

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IN WITNESS WHEREOF, the undersigned has executed this Agreement as of this     day of [—], 2011.

PAMI LLC

By:

Name: [—]
Title: Member

13

SCHEDULE I

NAME	AMOUNT	PERCENTAGE INTEREST

PAMI LLC	$1000	100%

14

EXHIBIT 1

PART K – CES AVIATION LLC

CES AVIATION LLC

AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

This Amended and Restated Limited Liability Company Agreement (this “Agreement”) of CES Aviation LLC, a Delaware limited liability company (the “Company”), having an address at c/o Lehman Brothers Holdings Inc., 1271 Avenue of the Americas, New York, NY 10020, is made by Lehman Brothers Holdings Inc., a Delaware corporation, as the sole member of the Company (the “Member”).

RECITALS:

(a)	On September 15, 2008 and periodically thereafter, Lehman Brothers Holdings Inc. and certain of its affiliates (including the Company) each commenced a voluntary case under title 11, chapter 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).

(b)	This Amended and Restated Limited Liability Company Agreement has been deemed approved without the need for Board of Managers or Member approval because it has been adopted pursuant to the Third Amended Joint Chapter 11 Plan of Lehman Brothers Holdings Inc. and its affiliated debtors, as confirmed on [—] by the Bankruptcy Court (the “Plan”).

1.	Formation

(a)	The Company has been formed as a Delaware limited liability company pursuant to the Delaware Limited Liability Company Act (the “LLC Act”). A Certificate of Formation of the Company was filed with the Secretary of State of the State of Delaware on August 8, 2001, and such filing and any amendments to the Certificate of Formation of the Company on file with the Secretary of State of the State of Delaware in effect as of the date of this Agreement are hereby ratified and confirmed in all respects.

(b)	The Member, as sole member, has contributed to the Company in cash or kind the respective amount/assets set forth on Schedule I hereto. The Member shall have no obligation to make any further capital contributions to the Company.

2.	Definitions

“A&M” means Alvarez & Marsal Holdings, LLC.

“Board of Managers” means the board of managers designated in Section 5 hereof.

“Electronic Transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

“LBHI” means Lehman Brothers Holdings Inc.

“Manager” means the sole member of the Board of Managers as designated in, or selected pursuant to, Section 5 hereof.

“Percentage Interest” means the Member’s share of the profits and losses of the Company and the Member’s percentage right to receive distributions of the Company’s assets. The Percentage Interest of the Member shall be 100%.

3.	Registered Office and Principal Place of Business

The registered office of the Company in the State of Delaware shall be 2711 Centerville Road, Suite 400, Wilmington, Delaware, and its registered agent for service of process on the Company at such address is Corporation Service Company. The principal place of business of the Company shall be located at c/o Lehman Brothers Holdings Inc., 1271 Avenue of the Americas, New York, NY 10020 or at such other or additional places as the Board of Managers may determine.

4.	Business

The business of the Company is to engage in any lawful act or activity (a) for which a Limited Liability Company may be formed under the LLC Act and (b) as contemplated by the Plan.

5.	Management of the Company

(a)	Subject to (i) the delegation of rights and powers as provided herein and (ii) the provisions of the Plan, the Board of Managers shall have the sole right to manage the business and conduct the operations and affairs of the Company and shall have all powers and rights as necessary, appropriate or advisable to effectuate and carry out the purposes and business of the Company.

(b)	The Board of Managers shall have one (1) Manager, who shall be a concurrently serving member of the board of directors of LBHI. The initial Manager shall be the following individual:

[—]

The initial Manager shall have an initial term, and, if re-elected, subsequent terms of one (1) year. The Manager shall thereafter be elected (a) at the annual meeting of the Member or (b) by action of the Member in lieu of such meeting, and each Manager elected at such annual meeting or by such action shall hold office until

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the next annual meeting of the Member and until his successor shall be elected and shall qualify, subject, however, to prior death, disability, resignation, retirement, disqualification or removal from office. Any vacancy on the Board of Managers resulting from death, disability, resignation, retirement, disqualification, removal from office or other cause shall be filled by a vote of the Member. The Member may remove the Manager at any time with or without cause.

(c)	Place of Meetings

All meetings of the Manager may be held at any place that has been designated from time to time by resolution of the Manager. In the absence of such a designation, regular meetings shall be held at the principal place of business of the Company.

(d)	Regular Meetings

Regular meetings of the Manager shall be held at least once per year at such times and at such places as shall be fixed by resolution of the Manager. Such regular meetings may be held without notice.

(e)	Special Meetings

Special meetings of the Manager for any purpose or purposes may be called at any time by the Manager.

(f)	Action Without a Meeting

Any action to be taken by the Manager at a meeting may be taken without such meeting by the written consent of the Manager then in office. Any written consent may be executed and given by facsimile, Electronic Transmission or similar means. Such written consents shall be filed with the minutes of the proceedings of the Manager.

(g)	Compensation

The Manager shall not receive any stated salary for its services as Manager, but by resolution of the Manager a fixed fee and expenses of attendance may be allowed for attendance at each meeting. Nothing herein contained shall be construed to preclude the Manager from serving the Company in any other capacity, as an officer, agent or otherwise.

6.	Officers/Authority

(a)

Officers: Notwithstanding anything herein to the contrary, a person that is not employed by at least one of LBHI (or its successor) or any of its subsidiaries, LAMCO LLC or any of its affiliates, or the Company may serve as an officer of

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the Company, so long as such person is employed by A&M or any affiliates thereof wholly owned by A&M and any of its employees.

(b)	Number: The officers of the Company may be a Chief Executive Officer, a President, a Chief Financial Officer, a Secretary and a Treasurer, and such other officers as may from time to time be designated in accordance with the provisions of this Agreement. In addition, other officers, including without limitation, one or more Chief Operating Officers, one or more Executive Vice Presidents, one or more Senior Vice Presidents, one or more Vice Presidents, a Controller and one or more Assistant Controllers, Assistant Secretaries or Assistant Treasurers, may from time to time be elected by the Board of Managers, and shall have such powers and perform such duties as are provided by this Agreement or as may be assigned to them by the Board of Managers. Any two or more offices may be held by the same person, except the offices of President and Secretary or as otherwise prohibited by law. Any office named or provided for in this Agreement (including, without limitation, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and Controller) may, at any time and from time to time, be held by one or more persons. If an office is held by more than one person, each person holding such office shall serve as a co-officer (with the appropriate corresponding title) and shall have general authority, individually and without the need for any action by any other co-officer, to exercise all the powers of the holder of such office of the Company specified in this Agreement and shall perform such other duties and have such other powers as may be prescribed by the Board of Managers or such other officer specified in this Agreement.

(c)	Election; Term of Office and Qualifications: The officers shall be chosen by the Board of Managers. Each such officer shall, except as herein otherwise provided, hold office until the selection and qualification of his successor.

(d)	Removal of Officers: Any officer of the Company may be removed from office, with or without cause, by a vote of the Board of Managers. Notwithstanding anything to the contrary herein, unless otherwise specifically provided in the resolution of the Board of Managers electing such officer, any officer that was at the time of his appointment to office an employee of the Company, LBHI or any successor thereto, any of LBHI’s subsidiaries, LAMCO LLC or any of its affiliates, or A&M or any affiliates of A&M wholly owned by A&M and any of its employees shall automatically, without further action by the Board of Managers and without the necessity or acceptance of a resignation or relinquishment, be removed from all offices he may hold when he shall cease to be employed by at least one of such entities, whether by death, retirement, termination with or without cause or otherwise.

(e)

Resignation: Any officer of the Company may resign at any time. Such resignation shall be in writing or by Electronic Transmission and shall take effect at the time specified therein, and if no time be specified, at the time of its receipt

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by an officer of the Company. The acceptance of a resignation shall not be necessary in order to make it effective.

(f)	Filling of Vacancies: A vacancy in any office shall be filled by the Board of Managers.

(g)	Compensation: The compensation of the officers shall be fixed by the Board of Managers or by any officer(s) to whom such authority may be delegated by the Board of Managers.

(h)	Chief Executive Officer: The Chief Executive Officer shall, subject to the direction of the Board of Managers, have general and active control of the affairs and business of the Company and general supervision of its officers, officials, employees and agents. The Chief Executive Officer shall preside at all meetings of the Member and shall preside at all meetings of the Board of Managers. The Chief Executive Officer shall see that all orders and resolutions of the Board of Managers are carried into effect, and in addition, the Chief Executive Officer shall have all the powers and perform all the duties generally appertaining to the office of the chief executive officer of a company. The Chief Executive Officer shall designate the person or persons who shall exercise his powers and perform his duties in his absence or disability and the absence or disability of the President. The Chief Executive Officer may, subject to any contrary direction that the Board of Managers has provided, execute and deliver, in the name and on the behalf of the Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents, except as otherwise provided by law.

(i)	President: The President shall have such powers and perform such duties as are prescribed by the Chief Executive Officer or the Board of Managers, and in the absence or disability of the Chief Executive Officer, the President shall have the powers and perform the duties of the Chief Executive Officer, except to the extent the Board of Managers shall have otherwise provided. In addition, the President shall have such powers and perform such duties generally appertaining to the office of the president of a company, except to the extent the Chief Executive Officer or the Board of Managers shall have otherwise provided. The President may, subject to any contrary direction that the Board of Managers has provided, execute and deliver, in the name and on the behalf of the Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents, except as otherwise provided by law.

(j)

Chief Operating Officer: The Chief Operating Officer(s) shall be chief operating officer(s) of the Company and shall assist the Chief Executive Officer and the President in the active management of and supervision and direction over the business and affairs of the Company, subject, however, to the direction of the Chief Executive Officer and the President and the control of the Board of

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Managers. In addition, the Chief Operating Officer(s) shall have such powers and perform such duties generally appertaining to the office of the chief operating officer of a company, except to the extent the Chief Executive Officer, the President or the Board of Managers shall have otherwise provided, and shall perform such other duties and have such other powers as may be prescribed by the Board of Managers, the Chief Executive Officer, the President or this Agreement. The Chief Operating Officer(s) may, subject to any contrary direction that the Board of Managers has provided, execute and deliver, in the name and on the behalf of the Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents, except as otherwise provided by law.

(k)	Chief Financial Officer: The Chief Financial Officer shall have responsibility for the administration of the financial affairs of the Company and shall exercise supervisory responsibility for the performance of the duties of the Treasurer and the Controller. The Chief Financial Officer shall render to the Board of Managers, at its regular meetings, or when the Board of Managers so requires, an account of all of the transactions effected by the Treasurer and Controller and of the financial condition of the Company. The Chief Financial Officer shall generally perform all the duties usually appertaining to the affairs of a chief financial officer of a company and shall perform such other duties and have such other powers as may be prescribed by the Board of Managers or this Agreement. The Chief Financial Officer may, subject to any contrary direction that the Board of Managers has provided, execute and deliver, in the name and on the behalf of the Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents relating to the financial affairs of the Company, except as otherwise provided by law.

(l)	Executive Vice Presidents. The Executive Vice Presidents of the Company shall perform such duties and have such powers as may, from time to time, be assigned to them by this Agreement, the Board of Managers, the Chief Executive Officer, the President or a Chief Operating Officer. Each Executive Vice President may, subject to any contrary direction that the Board of Managers has provided, execute and deliver, in the name and on the behalf of the Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents relating to the regular course of the duties of his office or so delegated to him, except as otherwise provided by law.

(m)

Senior Vice Presidents. The Senior Vice Presidents of the Company shall perform such duties and have such powers as may, from time to time, be assigned to them by this Agreement, the Board of Managers, the Chief Executive Officer, the President, a Chief Operating Officer or an Executive Vice President. Each Senior Vice President may, subject to any contrary direction that the Board of Managers has provided, execute and deliver, in the name and on the behalf of the

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Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents relating to the regular course of the duties of his office or so delegated to him, except as otherwise provided by law.

(n)	Vice Presidents: The Vice Presidents of the Company shall perform such duties and have such powers as may, from time to time, be assigned to them by this Agreement, the Board of Managers, the Chief Executive Officer, the President, a Chief Operating Officer, an Executive Vice President or a Senior Vice President. Each Vice President may, subject to any contrary direction that the Board of Managers has provided, execute and deliver, in the name and on the behalf of the Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents relating to the regular course of the duties of his office or so delegated to him, except as otherwise provided by law.

(o)	Secretary: The Secretary shall attend all meetings of the Board of Managers and of the Member and record all votes and the minutes of all proceedings in a book to be kept for that purpose. The Secretary shall keep in safe custody the seal of the Company and affix it to any instrument when so authorized by the Board of Managers or any officer. The Secretary shall give or cause to be given, notice of all meetings of the Member and special meetings of the Board of Managers and shall perform generally all the duties and have all the powers usually appertaining to the office of secretary of a company including, without limitation, the power to certify the Certificate of Formation, this Agreement, any actions of the Board of Managers or the Member and the incumbency of any officers, except to the extent that the Board of Managers or the Chief Executive Officer shall have otherwise provided, and shall perform such other duties and have such other powers as may be prescribed by the Board of Managers or this Agreement. The Board of Managers may give general authority to any other officer to affix the seal of the Company and to attest the affixing by his signature.

(p)

Treasurer: The Treasurer shall have, subject to the direction of the Board of Managers and the Chief Financial Officer, general supervision of the funds, other financial assets and accounts of the Company, and shall have and may exercise all such powers and discharge such duties as usually pertain to the office of treasurer of a company, including to have custody of funds and securities owned by the Company, to cause to be kept full and accurate accounts of receipts and disbursements in books belonging to the Company, to deposit all monies and other valuable effects in the name and to the credit of the Company in such depositories as may be designated as authorized in accordance with this Agreement and to disburse the funds of the Company as may be authorized in accordance with this Agreement, taking proper vouchers for such disbursements, and to render to the Board of Managers, the Chief Executive Officer, a Chief Operating Officer, the President or the Chief Financial Officer, when required thereby, an account of the financial condition of the Company, except to the

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extent that the Board of Managers or the Chief Executive Officer or Chief Financial Officer shall have otherwise provided. The Treasurer may, subject to any contrary direction that the Board of Managers has provided, sign, execute and deliver, in the name and on the behalf of the Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings and other documents relating to the financial affairs of the Company, except as otherwise provided by law.

(q)	Controller: The Controller shall prepare and have the care and custody of the books of account of the Company. The Controller shall keep a full and accurate account of all monies received and paid on account of the Company, and shall render a statement of the Controller’s accounts whenever the Board of Managers, Chief Executive Officer, Chief Operating Officer, President, Chief Financial Officer or Treasurer shall require. The Controller shall generally perform all duties usually appertaining to the affairs of the controller of a company, except to the extent that the Board of Managers, the Chief Executive Officer or Chief Financial Officer shall have otherwise provided, and shall perform such other duties and have such other powers as may be prescribed by the Board of Managers, the Chief Financial Officer or this Agreement.

(r)	Assistant Officers: Subject to the direction of the Chief Executive Officer, President, Chief Financial Officer and Treasurer, any Assistant Treasurer may perform any of the duties and exercise any of the powers that may be performed by the Treasurer. Subject to the direction of the Chief Executive Officer, President and Secretary, any Assistant Secretary may perform any of the duties and exercise any of the powers that may be performed by the Secretary. Any other assistant officer may perform any of the duties and exercise any of the powers that may be exercised by the officer such assistant officer assists, subject to the direction of such officer.

(s)	Voting Stock of Subsidiary Corporations: Subject to any contrary direction that the Board of Managers has provided, powers of attorney, proxies, waivers of notice of meetings, consents and other instruments relating to securities owned by the Company may be executed in the name of and on behalf of the Company by any officer and any employee or other person designated by an officer and such person may, in the name and on behalf of the Company, take all such action as the officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation, company, partnership or other entity in which the Company may own securities, or to execute written consents in lieu thereof. At any such meeting, or in giving any such consent, such person shall possess and may exercise any and all rights and powers incident to the ownership of such securities and which, as the owner thereof, the Company might have exercised and possessed if present. The Board of Managers may, by resolution, from time to time confer like powers upon any other person or persons.

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(t)	Contracts, Instruments, Powers of Attorneys: In addition to the authority of the Board of Managers to authorize any person to do so, any officer of the Company may, subject to any contrary direction that the Board of Managers has provided, in the name and on behalf of the Company enter into, execute and deliver any and all agreements, contracts, promissory notes, bonds or other certificates or evidences of indebtedness of the Company, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents pertaining to a matter within the authority of such officer as provided by this Agreement or otherwise provided by action of the Board of Managers and may further authorize (including without limitation, by power of attorney) any employee or other person as agent for the Company to do so.

7.	Allocations, Distributions, Profits and Losses

So long as the Member is the sole member of the Company, all the items of income, profit and loss of the Company shall be allocated to the Member and all cash and other distributable assets of the Company shall be distributed to the Member. Distributions shall be made at such time, to such extent and in such manner as the Board of Managers shall determine.

8.	Term

The Company shall be dissolved, its affairs shall be wound up and its assets distributed, and it shall be terminated upon the sole election of the Member or otherwise in accordance with the Plan or the LLC Act.

9.	Bankruptcy of Member

The occurrence of any event set forth in Section 18-304 of the LLC Act (Events of Bankruptcy) with respect to a member of the Company shall not cause such member to cease to be a member of the Company and, upon the occurrence of such an event, the Company shall continue without dissolution.

10.	Liability

The debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the Company, and no Member, Manager, officer or authorized signatory of the Company shall be obligated personally for any such debt, obligation or liability of the Company solely by reason of being a Member, Manager, officer or authorized signatory. The personal liability of the Member, Manager, officers and any authorized signatories to the Company is eliminated or limited to the fullest extent permitted under the LLC Act, and no Member, Manager, officer or authorized signatory shall have any liability to the Company except as expressly required by the LLC Act; provided, however, that nothing contained herein shall protect any Manager, officer or authorized signatory against any liability to the Company or the Member to which such Manager, officer or authorized signatory would otherwise be subject by reason of (i) any act or omission of such Manager, officer or

9

authorized signatory that involves actual fraud or willful misconduct or (ii) any transaction from which such Manager, officer or authorized signatory derived improper personal benefit.

11.	Indemnification; Insurance

(a)	The Company, to the extent and in a manner permitted by Delaware law as in effect from time to time, shall indemnify any person (including the heirs, executors, administrators or estate of any such person) who was or is made a party to or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (including any appeal thereof), whether civil, criminal, administrative, regulatory or investigative in nature, by reason of the fact that such person is or was a Manager, officer, authorized signatory, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, shareholder, member, manager, partner, trustee, fiduciary, authorized signatory, employee or agent (a “Subsidiary Officer”) of another corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise (an “Associated Entity”), against expenses (including attorneys’ fees and disbursements), costs, judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred by such person in connection with, and shall advance expenses incurred by such person in advance of the final disposition of, such action, suit or proceeding, to the same extent (but only to such extent) that such person would be entitled to indemnification therefor or reimbursement or advance thereof from LBHI in accordance with the by-laws of LBHI as in effect from time to time, and subject to any limitations and procedures contained therein, as if the Company were LBHI and the person seeking indemnification stood in the same relation to LBHI as he or she does to the Company, mutatis mutandis, with references to the Board of Directors therein being deemed to be to the Board of Managers of the Company, and references to officers therein being deemed to include authorized signatories.

(b)	The Company may purchase and maintain insurance on behalf of any person who is or was a Manager, officer, authorized signatory, employee or agent of the Company, or is or was serving at the request of the Company as a Subsidiary Officer of any Associated Entity, against any liability asserted against such person and incurred by such person in any capacity, or arising out of such person’s status as such, whether or not the Company would have the power to indemnify such person against such liability under the provisions of this Section or applicable law.

12.	Fiscal Year

The fiscal year of the Company shall be the same as that of LBHI or any successor thereto, so long as all or a majority of the membership interests of the Company are owned by LBHI or any direct or indirect subsidiary thereof, unless the Board of Managers shall otherwise determine.

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13.	Tax Characterization of the Company

For any tax period during which the Company has only one member, it is the intention of the Member that the Company be treated, wherever permitted, as a division of such sole member for federal, state, local and foreign income tax purposes. For any tax period during which the Company has more than one member, it is the intention of the Member that the Company shall be taxed, wherever permitted, as a “partnership” for federal, state, local and foreign income tax purposes. The Member agrees to take all reasonable actions, including the amendment of this Agreement and the execution of other documents, as may reasonably be required in order for the Company to qualify for such treatment for federal, state, local and foreign income tax purposes.

14.	Seal

The Company may have a seal which shall be in such form as approved by the Board of Managers and may be altered at its pleasure. The Company seal may be used by causing it or a facsimile thereof to be impressed, affixed or reproduced by the Secretary or any Assistant Secretary.

15.	Records

Any records maintained by the Company in the regular course of its business, including its books of account and minute books, may be kept on, or by means of, or be in the form of, any information storage device or method, provided that the records so kept can be converted into clearly legible paper form within a reasonable time. The Company shall so convert any records so kept upon the request of any person entitled to inspect such records pursuant to any provision of the LLC Act. The books and records of the Company shall be maintained in accordance with generally accepted accounting principles and Section 704(b) of the Internal Revenue Code and the Regulations thereunder.

16.	Non-Voting Securities

The Company shall not be authorized to issue any non-voting equity securities of any class, series or other designation to the extent prohibited by section 1123(a)(6) of the Bankruptcy Code; provided, however, that, the foregoing restriction shall (i) have no further force and effect beyond that required under section 1123(a)(6) of the Bankruptcy Code and (ii) only have such force and effect to the extent and for so long as section 1123(a)(6) of the Bankruptcy Code is in effect and applies to the Company.

17.	Amendment

This Agreement may be amended and/or restated at any time with the written consent of the Member.

18.	Assignments

The Member may at any time assign in whole or in part its limited liability company interest in the Company. If the Member transfers all of its interest in the Company pursuant to

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this Section 18, the transferee shall be admitted to the Company as a member upon its execution of an instrument signifying its agreement to be bound by the terms and conditions of this Agreement. Such admission shall be deemed effective simultaneous with the transfer, and, immediately following such admission, the transferor Member shall cease to be a member of the Company.

19.	Conflicts with Plan

Notwithstanding anything to the contrary herein, in the case of any inconsistency between this Agreement and the Plan, the Plan shall govern.

20.	Governing Law

This Agreement shall be construed and enforced in accordance with the law of the State of Delaware without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

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IN WITNESS WHEREOF, the undersigned has executed this Agreement as of this      day of [—], 2011.

LEHMAN BROTHERS HOLDINGS INC.

By:

Name: [—]
Title: Member

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SCHEDULE I

NAME	AMOUNT	PERCENTAGE INTEREST

Lehman Brothers Holdings Inc.	$1000	100%

EXHIBIT 1

PART L – CES AVIATION V LLC

CES AVIATION V LLC

AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

This Amended and Restated Limited Liability Company Agreement (this “Agreement”) of CES Aviation V LLC, a Delaware limited liability company (the “Company”), having an address at c/o Lehman Brothers Holdings Inc., 1271 Avenue of the Americas, New York, NY 10020, is made by Lehman Brothers Holdings Inc., a Delaware corporation, as the sole member of the Company (the “Member”).

RECITALS:

(a)	On September 15, 2008 and periodically thereafter, Lehman Brothers Holdings Inc. and certain of its affiliates (including the Company) each commenced a voluntary case under title 11, chapter 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).

(b)	This Amended and Restated Limited Liability Company Agreement has been deemed approved without the need for Board of Managers or Member approval because it has been adopted pursuant to the Third Amended Joint Chapter 11 Plan of Lehman Brothers Holdings Inc. and its affiliated debtors, as confirmed on [—] by the Bankruptcy Court (the “Plan”).

1.	Formation

(a)	The Company has been formed as a Delaware limited liability company pursuant to the Delaware Limited Liability Company Act (the “LLC Act”). A Certificate of Formation of the Company was filed with the Secretary of State of the State of Delaware on December 19, 2003, and such filing and any amendments to the Certificate of Formation of the Company on file with the Secretary of State of the State of Delaware in effect as of the date of this Agreement are hereby ratified and confirmed in all respects.

(b)	The Member, as sole member, has contributed to the Company in cash or kind the respective amount/assets set forth on Schedule I hereto. The Member shall have no obligation to make any further capital contributions to the Company.

2.	Definitions

“A&M” means Alvarez & Marsal Holdings, LLC.

“Board of Managers” means the board of managers designated in Section 5 hereof.

“Electronic Transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

“LBHI” means Lehman Brothers Holdings Inc.

“Manager” means the sole member of the Board of Managers as designated in, or selected pursuant to, Section 5 hereof.

“Percentage Interest” means the Member’s share of the profits and losses of the Company and the Member’s percentage right to receive distributions of the Company’s assets. The Percentage Interest of the Member shall be 100%.

3.	Registered Office and Principal Place of Business

The registered office of the Company in the State of Delaware shall be 2711 Centerville Road, Suite 400, Wilmington, Delaware, and its registered agent for service of process on the Company at such address is Corporation Service Company. The principal place of business of the Company shall be located at c/o Lehman Brothers Holdings Inc., 1271 Avenue of the Americas, New York, NY 10020 or at such other or additional places as the Board of Managers may determine.

4.	Business

The business of the Company is to engage in any lawful act or activity (a) for which a Limited Liability Company may be formed under the LLC Act and (b) as contemplated by the Plan.

5.	Management of the Company

(a)	Subject to (i) the delegation of rights and powers as provided herein and (ii) the provisions of the Plan, the Board of Managers shall have the sole right to manage the business and conduct the operations and affairs of the Company and shall have all powers and rights as necessary, appropriate or advisable to effectuate and carry out the purposes and business of the Company.

(b)	The Board of Managers shall have one (1) Manager, who shall be a concurrently serving member of the board of directors of LBHI. The initial Manager shall be the following individual:

[—]

The initial Manager shall have an initial term, and, if re-elected, subsequent terms of one (1) year. The Manager shall thereafter be elected (a) at the annual meeting of the Member or (b) by action of the Member in lieu of such meeting, and each Manager elected at such annual meeting or by such action shall hold office until

2

the next annual meeting of the Member and until his successor shall be elected and shall qualify, subject, however, to prior death, disability, resignation, retirement, disqualification or removal from office. Any vacancy on the Board of Managers resulting from death, disability, resignation, retirement, disqualification, removal from office or other cause shall be filled by a vote of the Member. The Member may remove the Manager at any time with or without cause.

(c)	Place of Meetings

All meetings of the Manager may be held at any place that has been designated from time to time by resolution of the Manager. In the absence of such a designation, regular meetings shall be held at the principal place of business of the Company.

(d)	Regular Meetings

Regular meetings of the Manager shall be held at least once per year at such times and at such places as shall be fixed by resolution of the Manager. Such regular meetings may be held without notice.

(e)	Special Meetings

Special meetings of the Manager for any purpose or purposes may be called at any time by the Manager.

(f)	Action Without a Meeting

Any action to be taken by the Manager at a meeting may be taken without such meeting by the written consent of the Manager then in office. Any written consent may be executed and given by facsimile, Electronic Transmission or similar means. Such written consents shall be filed with the minutes of the proceedings of the Manager.

(g)	Compensation

The Manager shall not receive any stated salary for its services as Manager, but by resolution of the Manager a fixed fee and expenses of attendance may be allowed for attendance at each meeting. Nothing herein contained shall be construed to preclude the Manager from serving the Company in any other capacity, as an officer, agent or otherwise.

6.	Officers/Authority

(a)

Officers: Notwithstanding anything herein to the contrary, a person that is not employed by at least one of LBHI (or its successor) or any of its subsidiaries, LAMCO LLC or any of its affiliates, or the Company may serve as an officer of

3

the Company, so long as such person is employed by A&M or any affiliates thereof wholly owned by A&M and any of its employees.

(b)	Number: The officers of the Company may be a Chief Executive Officer, a President, a Chief Financial Officer, a Secretary and a Treasurer, and such other officers as may from time to time be designated in accordance with the provisions of this Agreement. In addition, other officers, including without limitation, one or more Chief Operating Officers, one or more Executive Vice Presidents, one or more Senior Vice Presidents, one or more Vice Presidents, a Controller and one or more Assistant Controllers, Assistant Secretaries or Assistant Treasurers, may from time to time be elected by the Board of Managers, and shall have such powers and perform such duties as are provided by this Agreement or as may be assigned to them by the Board of Managers. Any two or more offices may be held by the same person, except the offices of President and Secretary or as otherwise prohibited by law. Any office named or provided for in this Agreement (including, without limitation, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and Controller) may, at any time and from time to time, be held by one or more persons. If an office is held by more than one person, each person holding such office shall serve as a co-officer (with the appropriate corresponding title) and shall have general authority, individually and without the need for any action by any other co-officer, to exercise all the powers of the holder of such office of the Company specified in this Agreement and shall perform such other duties and have such other powers as may be prescribed by the Board of Managers or such other officer specified in this Agreement.

(c)	Election; Term of Office and Qualifications: The officers shall be chosen by the Board of Managers. Each such officer shall, except as herein otherwise provided, hold office until the selection and qualification of his successor.

(d)	Removal of Officers: Any officer of the Company may be removed from office, with or without cause, by a vote of the Board of Managers. Notwithstanding anything to the contrary herein, unless otherwise specifically provided in the resolution of the Board of Managers electing such officer, any officer that was at the time of his appointment to office an employee of the Company, LBHI or any successor thereto, any of LBHI’s subsidiaries, LAMCO LLC or any of its affiliates, or A&M or any affiliates of A&M wholly owned by A&M and any of its employees shall automatically, without further action by the Board of Managers and without the necessity or acceptance of a resignation or relinquishment, be removed from all offices he may hold when he shall cease to be employed by at least one of such entities, whether by death, retirement, termination with or without cause or otherwise.

(e)

Resignation: Any officer of the Company may resign at any time. Such resignation shall be in writing or by Electronic Transmission and shall take effect at the time specified therein, and if no time be specified, at the time of its receipt

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by an officer of the Company. The acceptance of a resignation shall not be necessary in order to make it effective.

(f)	Filling of Vacancies: A vacancy in any office shall be filled by the Board of Managers.

(g)	Compensation: The compensation of the officers shall be fixed by the Board of Managers or by any officer(s) to whom such authority may be delegated by the Board of Managers.

(h)	Chief Executive Officer: The Chief Executive Officer shall, subject to the direction of the Board of Managers, have general and active control of the affairs and business of the Company and general supervision of its officers, officials, employees and agents. The Chief Executive Officer shall preside at all meetings of the Member and shall preside at all meetings of the Board of Managers. The Chief Executive Officer shall see that all orders and resolutions of the Board of Managers are carried into effect, and in addition, the Chief Executive Officer shall have all the powers and perform all the duties generally appertaining to the office of the chief executive officer of a company. The Chief Executive Officer shall designate the person or persons who shall exercise his powers and perform his duties in his absence or disability and the absence or disability of the President. The Chief Executive Officer may, subject to any contrary direction that the Board of Managers has provided, execute and deliver, in the name and on the behalf of the Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents, except as otherwise provided by law.

(i)	President: The President shall have such powers and perform such duties as are prescribed by the Chief Executive Officer or the Board of Managers, and in the absence or disability of the Chief Executive Officer, the President shall have the powers and perform the duties of the Chief Executive Officer, except to the extent the Board of Managers shall have otherwise provided. In addition, the President shall have such powers and perform such duties generally appertaining to the office of the president of a company, except to the extent the Chief Executive Officer or the Board of Managers shall have otherwise provided. The President may, subject to any contrary direction that the Board of Managers has provided, execute and deliver, in the name and on the behalf of the Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents, except as otherwise provided by law.

(j)

Chief Operating Officer: The Chief Operating Officer(s) shall be chief operating officer(s) of the Company and shall assist the Chief Executive Officer and the President in the active management of and supervision and direction over the business and affairs of the Company, subject, however, to the direction of the Chief Executive Officer and the President and the control of the Board of

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Managers. In addition, the Chief Operating Officer(s) shall have such powers and perform such duties generally appertaining to the office of the chief operating officer of a company, except to the extent the Chief Executive Officer, the President or the Board of Managers shall have otherwise provided, and shall perform such other duties and have such other powers as may be prescribed by the Board of Managers, the Chief Executive Officer, the President or this Agreement. The Chief Operating Officer(s) may, subject to any contrary direction that the Board of Managers has provided, execute and deliver, in the name and on the behalf of the Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents, except as otherwise provided by law.

(k)	Chief Financial Officer: The Chief Financial Officer shall have responsibility for the administration of the financial affairs of the Company and shall exercise supervisory responsibility for the performance of the duties of the Treasurer and the Controller. The Chief Financial Officer shall render to the Board of Managers, at its regular meetings, or when the Board of Managers so requires, an account of all of the transactions effected by the Treasurer and Controller and of the financial condition of the Company. The Chief Financial Officer shall generally perform all the duties usually appertaining to the affairs of a chief financial officer of a company and shall perform such other duties and have such other powers as may be prescribed by the Board of Managers or this Agreement. The Chief Financial Officer may, subject to any contrary direction that the Board of Managers has provided, execute and deliver, in the name and on the behalf of the Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents relating to the financial affairs of the Company, except as otherwise provided by law.

(l)	Executive Vice Presidents. The Executive Vice Presidents of the Company shall perform such duties and have such powers as may, from time to time, be assigned to them by this Agreement, the Board of Managers, the Chief Executive Officer, the President or a Chief Operating Officer. Each Executive Vice President may, subject to any contrary direction that the Board of Managers has provided, execute and deliver, in the name and on the behalf of the Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents relating to the regular course of the duties of his office or so delegated to him, except as otherwise provided by law.

(m)

Senior Vice Presidents. The Senior Vice Presidents of the Company shall perform such duties and have such powers as may, from time to time, be assigned to them by this Agreement, the Board of Managers, the Chief Executive Officer, the President, a Chief Operating Officer or an Executive Vice President. Each

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Senior Vice President may, subject to any contrary direction that the Board of Managers has provided, execute and deliver, in the name and on the behalf of the Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents relating to the regular course of the duties of his office or so delegated to him, except as otherwise provided by law.

(n)	Vice Presidents: The Vice Presidents of the Company shall perform such duties and have such powers as may, from time to time, be assigned to them by this Agreement, the Board of Managers, the Chief Executive Officer, the President, a Chief Operating Officer, an Executive Vice President or a Senior Vice President. Each Vice President may, subject to any contrary direction that the Board of Managers has provided, execute and deliver, in the name and on the behalf of the Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents relating to the regular course of the duties of his office or so delegated to him, except as otherwise provided by law.

(o)	Secretary: The Secretary shall attend all meetings of the Board of Managers and of the Member and record all votes and the minutes of all proceedings in a book to be kept for that purpose. The Secretary shall keep in safe custody the seal of the Company and affix it to any instrument when so authorized by the Board of Managers or any officer. The Secretary shall give or cause to be given, notice of all meetings of the Member and special meetings of the Board of Managers and shall perform generally all the duties and have all the powers usually appertaining to the office of secretary of a company including, without limitation, the power to certify the Certificate of Formation, this Agreement, any actions of the Board of Managers or the Member and the incumbency of any officers, except to the extent that the Board of Managers or the Chief Executive Officer shall have otherwise provided, and shall perform such other duties and have such other powers as may be prescribed by the Board of Managers or this Agreement. The Board of Managers may give general authority to any other officer to affix the seal of the Company and to attest the affixing by his signature.

(p)

Treasurer: The Treasurer shall have, subject to the direction of the Board of Managers and the Chief Financial Officer, general supervision of the funds, other financial assets and accounts of the Company, and shall have and may exercise all such powers and discharge such duties as usually pertain to the office of treasurer of a company, including to have custody of funds and securities owned by the Company, to cause to be kept full and accurate accounts of receipts and disbursements in books belonging to the Company, to deposit all monies and other valuable effects in the name and to the credit of the Company in such depositories as may be designated as authorized in accordance with this Agreement and to disburse the funds of the Company as may be authorized in accordance with this Agreement, taking proper vouchers for such disbursements, and to render to the Board of Managers, the Chief Executive Officer, a Chief

7

Operating Officer, the President or the Chief Financial Officer, when required thereby, an account of the financial condition of the Company, except to the extent that the Board of Managers or the Chief Executive Officer or Chief Financial Officer shall have otherwise provided. The Treasurer may, subject to any contrary direction that the Board of Managers has provided, sign, execute and deliver, in the name and on the behalf of the Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings and other documents relating to the financial affairs of the Company, except as otherwise provided by law.

(q)	Controller: The Controller shall prepare and have the care and custody of the books of account of the Company. The Controller shall keep a full and accurate account of all monies received and paid on account of the Company, and shall render a statement of the Controller’s accounts whenever the Board of Managers, Chief Executive Officer, Chief Operating Officer, President, Chief Financial Officer or Treasurer shall require. The Controller shall generally perform all duties usually appertaining to the affairs of the controller of a company, except to the extent that the Board of Managers, the Chief Executive Officer or Chief Financial Officer shall have otherwise provided, and shall perform such other duties and have such other powers as may be prescribed by the Board of Managers, the Chief Financial Officer or this Agreement.

(r)	Assistant Officers: Subject to the direction of the Chief Executive Officer, President, Chief Financial Officer and Treasurer, any Assistant Treasurer may perform any of the duties and exercise any of the powers that may be performed by the Treasurer. Subject to the direction of the Chief Executive Officer, President and Secretary, any Assistant Secretary may perform any of the duties and exercise any of the powers that may be performed by the Secretary. Any other assistant officer may perform any of the duties and exercise any of the powers that may be exercised by the officer such assistant officer assists, subject to the direction of such officer.

(s)

Voting Stock of Subsidiary Corporations: Subject to any contrary direction that the Board of Managers has provided, powers of attorney, proxies, waivers of notice of meetings, consents and other instruments relating to securities owned by the Company may be executed in the name of and on behalf of the Company by any officer and any employee or other person designated by an officer and such person may, in the name and on behalf of the Company, take all such action as the officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation, company, partnership or other entity in which the Company may own securities, or to execute written consents in lieu thereof. At any such meeting, or in giving any such consent, such person shall possess and may exercise any and all rights and powers incident to the ownership of such securities and which, as the owner thereof, the Company might have exercised and possessed if present. The Board of Managers may, by resolution, from time to time confer like powers upon any other person or persons.

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(t)	Contracts, Instruments, Powers of Attorneys: In addition to the authority of the Board of Managers to authorize any person to do so, any officer of the Company may, subject to any contrary direction that the Board of Managers has provided, in the name and on behalf of the Company enter into, execute and deliver any and all agreements, contracts, promissory notes, bonds or other certificates or evidences of indebtedness of the Company, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents pertaining to a matter within the authority of such officer as provided by this Agreement or otherwise provided by action of the Board of Managers and may further authorize (including without limitation, by power of attorney) any employee or other person as agent for the Company to do so.

7.	Allocations, Distributions, Profits and Losses

So long as the Member is the sole member of the Company, all the items of income, profit and loss of the Company shall be allocated to the Member and all cash and other distributable assets of the Company shall be distributed to the Member. Distributions shall be made at such time, to such extent and in such manner as the Board of Managers shall determine.

8.	Term

The Company shall be dissolved, its affairs shall be wound up and its assets distributed, and it shall be terminated upon the sole election of the Member or otherwise in accordance with the Plan or the LLC Act.

9.	Bankruptcy of Member

The occurrence of any event set forth in Section 18-304 of the LLC Act (Events of Bankruptcy) with respect to a member of the Company shall not cause such member to cease to be a member of the Company and, upon the occurrence of such an event, the Company shall continue without dissolution.

10.	Liability

The debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the Company, and no Member, Manager, officer or authorized signatory of the Company shall be obligated personally for any such debt, obligation or liability of the Company solely by reason of being a Member, Manager, officer or authorized signatory. The personal liability of the Member, Manager, officers and any authorized signatories to the Company is eliminated or limited to the fullest extent permitted under the LLC Act, and no Member, Manager, officer or authorized signatory shall have any liability to the Company except as expressly required by the LLC Act; provided, however, that nothing contained herein shall protect any Manager, officer or authorized signatory against any liability to the Company or the Member to which such Manager, officer or authorized signatory would otherwise be subject by reason of (i) any act or omission of such Manager, officer or

9

authorized signatory that involves actual fraud or willful misconduct or (ii) any transaction from which such Manager, officer or authorized signatory derived improper personal benefit.

11.	Indemnification; Insurance

(a)	The Company, to the extent and in a manner permitted by Delaware law as in effect from time to time, shall indemnify any person (including the heirs, executors, administrators or estate of any such person) who was or is made a party to or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (including any appeal thereof), whether civil, criminal, administrative, regulatory or investigative in nature, by reason of the fact that such person is or was a Manager, officer, authorized signatory, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, shareholder, member, manager, partner, trustee, fiduciary, authorized signatory, employee or agent (a “Subsidiary Officer”) of another corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise (an “Associated Entity”), against expenses (including attorneys’ fees and disbursements), costs, judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred by such person in connection with, and shall advance expenses incurred by such person in advance of the final disposition of, such action, suit or proceeding, to the same extent (but only to such extent) that such person would be entitled to indemnification therefor or reimbursement or advance thereof from LBHI in accordance with the by-laws of LBHI as in effect from time to time, and subject to any limitations and procedures contained therein, as if the Company were LBHI and the person seeking indemnification stood in the same relation to LBHI as he or she does to the Company, mutatis mutandis, with references to the Board of Directors therein being deemed to be to the Board of Managers of the Company, and references to officers therein being deemed to include authorized signatories.

(b)	The Company may purchase and maintain insurance on behalf of any person who is or was a Manager, officer, authorized signatory, employee or agent of the Company, or is or was serving at the request of the Company as a Subsidiary Officer of any Associated Entity, against any liability asserted against such person and incurred by such person in any capacity, or arising out of such person’s status as such, whether or not the Company would have the power to indemnify such person against such liability under the provisions of this Section or applicable law.

12.	Fiscal Year

The fiscal year of the Company shall be the same as that of LBHI or any successor thereto, so long as all or a majority of the membership interests of the Company are owned by LBHI or any direct or indirect subsidiary thereof, unless the Board of Managers shall otherwise determine.

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13.	Tax Characterization of the Company

For any tax period during which the Company has only one member, it is the intention of the Member that the Company be treated, wherever permitted, as a division of such sole member for federal, state, local and foreign income tax purposes. For any tax period during which the Company has more than one member, it is the intention of the Member that the Company shall be taxed, wherever permitted, as a “partnership” for federal, state, local and foreign income tax purposes. The Member agrees to take all reasonable actions, including the amendment of this Agreement and the execution of other documents, as may reasonably be required in order for the Company to qualify for such treatment for federal, state, local and foreign income tax purposes.

14.	Seal

The Company may have a seal which shall be in such form as approved by the Board of Managers and may be altered at its pleasure. The Company seal may be used by causing it or a facsimile thereof to be impressed, affixed or reproduced by the Secretary or any Assistant Secretary.

15.	Records

Any records maintained by the Company in the regular course of its business, including its books of account and minute books, may be kept on, or by means of, or be in the form of, any information storage device or method, provided that the records so kept can be converted into clearly legible paper form within a reasonable time. The Company shall so convert any records so kept upon the request of any person entitled to inspect such records pursuant to any provision of the LLC Act. The books and records of the Company shall be maintained in accordance with generally accepted accounting principles and Section 704(b) of the Internal Revenue Code and the Regulations thereunder.

16.	Non-Voting Securities

The Company shall not be authorized to issue any non-voting equity securities of any class, series or other designation to the extent prohibited by section 1123(a)(6) of the Bankruptcy Code; provided, however, that, the foregoing restriction shall (i) have no further force and effect beyond that required under section 1123(a)(6) of the Bankruptcy Code and (ii) only have such force and effect to the extent and for so long as section 1123(a)(6) of the Bankruptcy Code is in effect and applies to the Company.

17.	Amendment

This Agreement may be amended and/or restated at any time with the written consent of the Member.

18.	Assignments

The Member may at any time assign in whole or in part its limited liability company interest in the Company. If the Member transfers all of its interest in the Company pursuant to

11

this Section 18, the transferee shall be admitted to the Company as a member upon its execution of an instrument signifying its agreement to be bound by the terms and conditions of this Agreement. Such admission shall be deemed effective simultaneous with the transfer, and, immediately following such admission, the transferor Member shall cease to be a member of the Company.

19.	Priority

Notwithstanding anything to the contrary herein, in the case of any inconsistency between this Agreement and the Plan, the Plan shall govern.

20.	Governing Law

This Agreement shall be construed and enforced in accordance with the law of the State of Delaware without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

[The remainder of this page is left blank intentionally.]

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IN WITNESS WHEREOF, the undersigned has executed this Agreement as of this      day of [—], 2011.

LEHMAN BROTHERS HOLDINGS INC.

By:

Name: [—] Title: Member

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SCHEDULE I

NAME	AMOUNT	PERCENTAGE INTEREST

Lehman Brothers Holdings Inc.	$1000	100%

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EXHIBIT 1

PART M – CES AVIATION IX LLC

CES AVIATION IX LLC

AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

This Amended and Restated Limited Liability Company Agreement (this “Agreement”) of CES Aviation IX LLC, a Delaware limited liability company (the “Company”), having an address at c/o Lehman Brothers Holdings Inc., 1271 Avenue of the Americas, New York, NY 10020, is made by Lehman Brothers Holdings Inc., a Delaware corporation, as the sole member of the Company (the “Member”).

RECITALS:

(a)	On September 15, 2008 and periodically thereafter, Lehman Brothers Holdings Inc. and certain of its affiliates (including the Company) each commenced a voluntary case under title 11, chapter 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).

(b)	This Amended and Restated Limited Liability Company Agreement has been deemed approved without the need for Board of Managers or Member approval because it has been adopted pursuant to the Third Amended Joint Chapter 11 Plan of Lehman Brothers Holdings Inc. and its affiliated debtors, as confirmed on [—] by the Bankruptcy Court (the “Plan”).

1.	Formation

(a)	The Company has been formed as a Delaware limited liability company pursuant to the Delaware Limited Liability Company Act (the “LLC Act”). A Certificate of Formation of the Company was filed with the Secretary of State of the State of Delaware on December 4, 2006, and such filing and any amendments to the Certificate of Formation of the Company on file with the Secretary of State of the State of Delaware in effect as of the date of this Agreement are hereby ratified and confirmed in all respects.

(b)	The Member, as sole member, has contributed to the Company in cash or kind the respective amount/assets set forth on Schedule I hereto. The Member shall have no obligation to make any further capital contributions to the Company.

2.	Definitions

“A&M” means Alvarez & Marsal Holdings, LLC.

“Board of Managers” means the board of managers designated in Section 5 hereof.

“Electronic Transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

“LBHI” means Lehman Brothers Holdings Inc.

“Manager” means the sole member of the Board of Managers as designated in, or selected pursuant to, Section 5 hereof.

“Percentage Interest” means the Member’s share of the profits and losses of the Company and the Member’s percentage right to receive distributions of the Company’s assets. The Percentage Interest of the Member shall be 100%.

3.	Registered Office and Principal Place of Business

The registered office of the Company in the State of Delaware shall be 2711 Centerville Road, Suite 400, Wilmington, Delaware, and its registered agent for service of process on the Company at such address is Corporation Service Company. The principal place of business of the Company shall be located at c/o Lehman Brothers Holdings Inc., 1271 Avenue of the Americas, New York, NY 10020 or at such other or additional places as the Board of Managers may determine.

4.	Business

The business of the Company is to engage in any lawful act or activity (a) for which a Limited Liability Company may be formed under the LLC Act and (b) as contemplated by the Plan.

5.	Management of the Company

(a)	Subject to (i) the delegation of rights and powers as provided herein and (ii) the provisions of the Plan, the Board of Managers shall have the sole right to manage the business and conduct the operations and affairs of the Company and shall have all powers and rights as necessary, appropriate or advisable to effectuate and carry out the purposes and business of the Company.

(b)	The Board of Managers shall have one (1) Manager, who shall be a concurrently serving member of the board of directors of LBHI. The initial Manager shall be the following individual:

[—]

The initial Manager shall have an initial term, and, if re-elected, subsequent terms of one (1) year. The Manager shall thereafter be elected (a) at the annual meeting of the Member or (b) by action of the Member in lieu of such meeting, and each Manager elected at such annual meeting or by such action shall hold office until

2

the next annual meeting of the Member and until his successor shall be elected and shall qualify, subject, however, to prior death, disability, resignation, retirement, disqualification or removal from office. Any vacancy on the Board of Managers resulting from death, disability, resignation, retirement, disqualification, removal from office or other cause shall be filled by a vote of the Member. The Member may remove the Manager at any time with or without cause.

(c)	Place of Meetings

All meetings of the Manager may be held at any place that has been designated from time to time by resolution of the Manager. In the absence of such a designation, regular meetings shall be held at the principal place of business of the Company.

(d)	Regular Meetings

Regular meetings of the Manager shall be held at least once per year at such times and at such places as shall be fixed by resolution of the Manager. Such regular meetings may be held without notice.

(e)	Special Meetings

Special meetings of the Manager for any purpose or purposes may be called at any time by the Manager.

(f)	Action Without a Meeting

Any action to be taken by the Manager at a meeting may be taken without such meeting by the written consent of the Manager then in office. Any written consent may be executed and given by facsimile, Electronic Transmission or similar means. Such written consents shall be filed with the minutes of the proceedings of the Manager.

(g)	Compensation

The Manager shall not receive any stated salary for its services as Manager, but by resolution of the Manager a fixed fee and expenses of attendance may be allowed for attendance at each meeting. Nothing herein contained shall be construed to preclude the Manager from serving the Company in any other capacity, as an officer, agent or otherwise.

6.	Officers/Authority

(a)

Officers: Notwithstanding anything herein to the contrary, a person that is not employed by at least one of LBHI (or its successor) or any of its subsidiaries, LAMCO LLC or any of its affiliates, or the Company may serve as an officer of

3

the Company, so long as such person is employed by A&M or any affiliates thereof wholly owned by A&M and any of its employees.

(b)	Number: The officers of the Company may be a Chief Executive Officer, a President, a Chief Financial Officer, a Secretary and a Treasurer, and such other officers as may from time to time be designated in accordance with the provisions of this Agreement. In addition, other officers, including without limitation, one or more Chief Operating Officers, one or more Executive Vice Presidents, one or more Senior Vice Presidents, one or more Vice Presidents, a Controller and one or more Assistant Controllers, Assistant Secretaries or Assistant Treasurers, may from time to time be elected by the Board of Managers, and shall have such powers and perform such duties as are provided by this Agreement or as may be assigned to them by the Board of Managers. Any two or more offices may be held by the same person, except the offices of President and Secretary or as otherwise prohibited by law. Any office named or provided for in this Agreement (including, without limitation, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and Controller) may, at any time and from time to time, be held by one or more persons. If an office is held by more than one person, each person holding such office shall serve as a co-officer (with the appropriate corresponding title) and shall have general authority, individually and without the need for any action by any other co-officer, to exercise all the powers of the holder of such office of the Company specified in this Agreement and shall perform such other duties and have such other powers as may be prescribed by the Board of Managers or such other officer specified in this Agreement.

(c)	Election; Term of Office and Qualifications: The officers shall be chosen by the Board of Managers. Each such officer shall, except as herein otherwise provided, hold office until the selection and qualification of his successor.

(d)	Removal of Officers: Any officer of the Company may be removed from office, with or without cause, by a vote of the Board of Managers. Notwithstanding anything to the contrary herein, unless otherwise specifically provided in the resolution of the Board of Managers electing such officer, any officer that was at the time of his appointment to office an employee of the Company, LBHI or any successor thereto, any of LBHI’s subsidiaries, LAMCO LLC or any of its affiliates, or A&M or any affiliates of A&M wholly owned by A&M and any of its employees shall automatically, without further action by the Board of Managers and without the necessity or acceptance of a resignation or relinquishment, be removed from all offices he may hold when he shall cease to be employed by at least one of such entities, whether by death, retirement, termination with or without cause or otherwise.

(e)

Resignation: Any officer of the Company may resign at any time. Such resignation shall be in writing or by Electronic Transmission and shall take effect at the time specified therein, and if no time be specified, at the time of its receipt

4

by an officer of the Company. The acceptance of a resignation shall not be necessary in order to make it effective.

(f)	Filling of Vacancies: A vacancy in any office shall be filled by the Board of Managers.

(g)	Compensation: The compensation of the officers shall be fixed by the Board of Managers or by any officer(s) to whom such authority may be delegated by the Board of Managers.

(h)	Chief Executive Officer: The Chief Executive Officer shall, subject to the direction of the Board of Managers, have general and active control of the affairs and business of the Company and general supervision of its officers, officials, employees and agents. The Chief Executive Officer shall preside at all meetings of the Member and shall preside at all meetings of the Board of Managers. The Chief Executive Officer shall see that all orders and resolutions of the Board of Managers are carried into effect, and in addition, the Chief Executive Officer shall have all the powers and perform all the duties generally appertaining to the office of the chief executive officer of a company. The Chief Executive Officer shall designate the person or persons who shall exercise his powers and perform his duties in his absence or disability and the absence or disability of the President. The Chief Executive Officer may, subject to any contrary direction that the Board of Managers has provided, execute and deliver, in the name and on the behalf of the Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents, except as otherwise provided by law.

(i)	President: The President shall have such powers and perform such duties as are prescribed by the Chief Executive Officer or the Board of Managers, and in the absence or disability of the Chief Executive Officer, the President shall have the powers and perform the duties of the Chief Executive Officer, except to the extent the Board of Managers shall have otherwise provided. In addition, the President shall have such powers and perform such duties generally appertaining to the office of the president of a company, except to the extent the Chief Executive Officer or the Board of Managers shall have otherwise provided. The President may, subject to any contrary direction that the Board of Managers has provided, execute and deliver, in the name and on the behalf of the Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents, except as otherwise provided by law.

(j)

Chief Operating Officer: The Chief Operating Officer(s) shall be chief operating officer(s) of the Company and shall assist the Chief Executive Officer and the President in the active management of and supervision and direction over the business and affairs of the Company, subject, however, to the direction of the Chief Executive Officer and the President and the control of the Board of

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Managers. In addition, the Chief Operating Officer(s) shall have such powers and perform such duties generally appertaining to the office of the chief operating officer of a company, except to the extent the Chief Executive Officer, the President or the Board of Managers shall have otherwise provided, and shall perform such other duties and have such other powers as may be prescribed by the Board of Managers, the Chief Executive Officer, the President or this Agreement. The Chief Operating Officer(s) may, subject to any contrary direction that the Board of Managers has provided, execute and deliver, in the name and on the behalf of the Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents, except as otherwise provided by law.

(k)	Chief Financial Officer: The Chief Financial Officer shall have responsibility for the administration of the financial affairs of the Company and shall exercise supervisory responsibility for the performance of the duties of the Treasurer and the Controller. The Chief Financial Officer shall render to the Board of Managers, at its regular meetings, or when the Board of Managers so requires, an account of all of the transactions effected by the Treasurer and Controller and of the financial condition of the Company. The Chief Financial Officer shall generally perform all the duties usually appertaining to the affairs of a chief financial officer of a company and shall perform such other duties and have such other powers as may be prescribed by the Board of Managers or this Agreement. The Chief Financial Officer may, subject to any contrary direction that the Board of Managers has provided, execute and deliver, in the name and on the behalf of the Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents relating to the financial affairs of the Company, except as otherwise provided by law.

(l)	Executive Vice Presidents. The Executive Vice Presidents of the Company shall perform such duties and have such powers as may, from time to time, be assigned to them by this Agreement, the Board of Managers, the Chief Executive Officer, the President or a Chief Operating Officer. Each Executive Vice President may, subject to any contrary direction that the Board of Managers has provided, execute and deliver, in the name and on the behalf of the Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents relating to the regular course of the duties of his office or so delegated to him, except as otherwise provided by law.

(m)

Senior Vice Presidents. The Senior Vice Presidents of the Company shall perform such duties and have such powers as may, from time to time, be assigned to them by this Agreement, the Board of Managers, the Chief Executive Officer, the President, a Chief Operating Officer or an Executive Vice President. Each

6

Senior Vice President may, subject to any contrary direction that the Board of Managers has provided, execute and deliver, in the name and on the behalf of the Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents relating to the regular course of the duties of his office or so delegated to him, except as otherwise provided by law.

(n)	Vice Presidents: The Vice Presidents of the Company shall perform such duties and have such powers as may, from time to time, be assigned to them by this Agreement, the Board of Managers, the Chief Executive Officer, the President, a Chief Operating Officer, an Executive Vice President or a Senior Vice President. Each Vice President may, subject to any contrary direction that the Board of Managers has provided, execute and deliver, in the name and on the behalf of the Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents relating to the regular course of the duties of his office or so delegated to him, except as otherwise provided by law.

(o)	Secretary: The Secretary shall attend all meetings of the Board of Managers and of the Member and record all votes and the minutes of all proceedings in a book to be kept for that purpose. The Secretary shall keep in safe custody the seal of the Company and affix it to any instrument when so authorized by the Board of Managers or any officer. The Secretary shall give or cause to be given, notice of all meetings of the Member and special meetings of the Board of Managers and shall perform generally all the duties and have all the powers usually appertaining to the office of secretary of a company including, without limitation, the power to certify the Certificate of Formation, this Agreement, any actions of the Board of Managers or the Member and the incumbency of any officers, except to the extent that the Board of Managers or the Chief Executive Officer shall have otherwise provided, and shall perform such other duties and have such other powers as may be prescribed by the Board of Managers or this Agreement. The Board of Managers may give general authority to any other officer to affix the seal of the Company and to attest the affixing by his signature.

(p)

Treasurer: The Treasurer shall have, subject to the direction of the Board of Managers and the Chief Financial Officer, general supervision of the funds, other financial assets and accounts of the Company, and shall have and may exercise all such powers and discharge such duties as usually pertain to the office of treasurer of a company, including to have custody of funds and securities owned by the Company, to cause to be kept full and accurate accounts of receipts and disbursements in books belonging to the Company, to deposit all monies and other valuable effects in the name and to the credit of the Company in such depositories as may be designated as authorized in accordance with this Agreement and to disburse the funds of the Company as may be authorized in accordance with this Agreement, taking proper vouchers for such disbursements, and to render to the Board of Managers, the Chief Executive Officer, a Chief

7

Operating Officer, the President or the Chief Financial Officer, when required thereby, an account of the financial condition of the Company, except to the extent that the Board of Managers or the Chief Executive Officer or Chief Financial Officer shall have otherwise provided. The Treasurer may, subject to any contrary direction that the Board of Managers has provided, sign, execute and deliver, in the name and on the behalf of the Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings and other documents relating to the financial affairs of the Company, except as otherwise provided by law.

(q)	Controller: The Controller shall prepare and have the care and custody of the books of account of the Company. The Controller shall keep a full and accurate account of all monies received and paid on account of the Company, and shall render a statement of the Controller’s accounts whenever the Board of Managers, Chief Executive Officer, Chief Operating Officer, President, Chief Financial Officer or Treasurer shall require. The Controller shall generally perform all duties usually appertaining to the affairs of the controller of a company, except to the extent that the Board of Managers, the Chief Executive Officer or Chief Financial Officer shall have otherwise provided, and shall perform such other duties and have such other powers as may be prescribed by the Board of Managers, the Chief Financial Officer or this Agreement.

(r)	Assistant Officers: Subject to the direction of the Chief Executive Officer, President, Chief Financial Officer and Treasurer, any Assistant Treasurer may perform any of the duties and exercise any of the powers that may be performed by the Treasurer. Subject to the direction of the Chief Executive Officer, President and Secretary, any Assistant Secretary may perform any of the duties and exercise any of the powers that may be performed by the Secretary. Any other assistant officer may perform any of the duties and exercise any of the powers that may be exercised by the officer such assistant officer assists, subject to the direction of such officer.

(s)	Voting Stock of Subsidiary Corporations: Subject to any contrary direction that the Board of Managers has provided, powers of attorney, proxies, waivers of notice of meetings, consents and other instruments relating to securities owned by the Company may be executed in the name of and on behalf of the Company by any officer and any employee or other person designated by an officer and such person may, in the name and on behalf of the Company, take all such action as the officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation, company, partnership or other entity in which the Company may own securities, or to execute written consents in lieu thereof. At any such meeting, or in giving any such consent, such person shall possess and may exercise any and all rights and powers incident to the ownership of such securities and which, as the owner thereof, the Company might have exercised and possessed if present. The Board of Managers may, by resolution, from time to time confer like powers upon any other person or persons.

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(t)	Contracts, Instruments, Powers of Attorneys: In addition to the authority of the Board of Managers to authorize any person to do so, any officer of the Company may, subject to any contrary direction that the Board of Managers has provided, in the name and on behalf of the Company enter into, execute and deliver any and all agreements, contracts, promissory notes, bonds or other certificates or evidences of indebtedness of the Company, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents pertaining to a matter within the authority of such officer as provided by this Agreement or otherwise provided by action of the Board of Managers and may further authorize (including without limitation, by power of attorney) any employee or other person as agent for the Company to do so.

7.	Allocations, Distributions, Profits and Losses

So long as the Member is the sole member of the Company, all the items of income, profit and loss of the Company shall be allocated to the Member and all cash and other distributable assets of the Company shall be distributed to the Member. Distributions shall be made at such time, to such extent and in such manner as the Board of Managers shall determine.

8.	Term

The Company shall be dissolved, its affairs shall be wound up and its assets distributed, and it shall be terminated upon the sole election of the Member or otherwise in accordance with the Plan or the LLC Act.

9.	Bankruptcy of Member

The occurrence of any event set forth in Section 18-304 of the LLC Act (Events of Bankruptcy) with respect to a member of the Company shall not cause such member to cease to be a member of the Company and, upon the occurrence of such an event, the Company shall continue without dissolution.

10.	Liability

The debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the Company, and no Member, Manager, officer or authorized signatory of the Company shall be obligated personally for any such debt, obligation or liability of the Company solely by reason of being a Member, Manager, officer or authorized signatory. The personal liability of the Member, Manager, officers and any authorized signatories to the Company is eliminated or limited to the fullest extent permitted under the LLC Act, and no Member, Manager, officer or authorized signatory shall have any liability to the Company except as expressly required by the LLC Act; provided, however, that nothing contained herein shall protect any Manager, officer or authorized signatory against any liability to the Company or the Member to which such Manager, officer or authorized signatory would otherwise be subject by reason of (i) any act or omission of such Manager, officer or

9

authorized signatory that involves actual fraud or willful misconduct or (ii) any transaction from which such Manager, officer or authorized signatory derived improper personal benefit.

11.	Indemnification; Insurance

(a)	The Company, to the extent and in a manner permitted by Delaware law as in effect from time to time, shall indemnify any person (including the heirs, executors, administrators or estate of any such person) who was or is made a party to or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (including any appeal thereof), whether civil, criminal, administrative, regulatory or investigative in nature, by reason of the fact that such person is or was a Manager, officer, authorized signatory, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, shareholder, member, manager, partner, trustee, fiduciary, authorized signatory, employee or agent (a “Subsidiary Officer”) of another corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise (an “Associated Entity”), against expenses (including attorneys’ fees and disbursements), costs, judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred by such person in connection with, and shall advance expenses incurred by such person in advance of the final disposition of, such action, suit or proceeding, to the same extent (but only to such extent) that such person would be entitled to indemnification therefor or reimbursement or advance thereof from LBHI in accordance with the by-laws of LBHI as in effect from time to time, and subject to any limitations and procedures contained therein, as if the Company were LBHI and the person seeking indemnification stood in the same relation to LBHI as he or she does to the Company, mutatis mutandis, with references to the Board of Directors therein being deemed to be to the Board of Managers of the Company, and references to officers therein being deemed to include authorized signatories.

(b)	The Company may purchase and maintain insurance on behalf of any person who is or was a Manager, officer, authorized signatory, employee or agent of the Company, or is or was serving at the request of the Company as a Subsidiary Officer of any Associated Entity, against any liability asserted against such person and incurred by such person in any capacity, or arising out of such person’s status as such, whether or not the Company would have the power to indemnify such person against such liability under the provisions of this Section or applicable law.

12.	Fiscal Year

The fiscal year of the Company shall be the same as that of LBHI or any successor thereto, so long as all or a majority of the membership interests of the Company are owned by LBHI or any direct or indirect subsidiary thereof, unless the Board of Managers shall otherwise determine.

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13.	Tax Characterization of the Company

For any tax period during which the Company has only one member, it is the intention of the Member that the Company be treated, wherever permitted, as a division of such sole member for federal, state, local and foreign income tax purposes. For any tax period during which the Company has more than one member, it is the intention of the Member that the Company shall be taxed, wherever permitted, as a “partnership” for federal, state, local and foreign income tax purposes. The Member agrees to take all reasonable actions, including the amendment of this Agreement and the execution of other documents, as may reasonably be required in order for the Company to qualify for such treatment for federal, state, local and foreign income tax purposes.

14.	Seal

The Company may have a seal which shall be in such form as approved by the Board of Managers and may be altered at its pleasure. The Company seal may be used by causing it or a facsimile thereof to be impressed, affixed or reproduced by the Secretary or any Assistant Secretary.

15.	Records

Any records maintained by the Company in the regular course of its business, including its books of account and minute books, may be kept on, or by means of, or be in the form of, any information storage device or method, provided that the records so kept can be converted into clearly legible paper form within a reasonable time. The Company shall so convert any records so kept upon the request of any person entitled to inspect such records pursuant to any provision of the LLC Act. The books and records of the Company shall be maintained in accordance with generally accepted accounting principles and Section 704(b) of the Internal Revenue Code and the Regulations thereunder.

16.	Non-Voting Securities

The Company shall not be authorized to issue any non-voting equity securities of any class, series or other designation to the extent prohibited by section 1123(a)(6) of the Bankruptcy Code; provided, however, that, the foregoing restriction shall (i) have no further force and effect beyond that required under section 1123(a)(6) of the Bankruptcy Code and (ii) only have such force and effect to the extent and for so long as section 1123(a)(6) of the Bankruptcy Code is in effect and applies to the Company.

17.	Amendment

This Agreement may be amended and/or restated at any time with the written consent of the Member.

18.	Assignments

The Member may at any time assign in whole or in part its limited liability company interest in the Company. If the Member transfers all of its interest in the Company pursuant to

11

this Section 18, the transferee shall be admitted to the Company as a member upon its execution of an instrument signifying its agreement to be bound by the terms and conditions of this Agreement. Such admission shall be deemed effective simultaneous with the transfer, and, immediately following such admission, the transferor Member shall cease to be a member of the Company.

19.	Priority

Notwithstanding anything to the contrary herein, in the case of any inconsistency between this Agreement and the Plan, the Plan shall govern.

20.	Governing Law

This Agreement shall be construed and enforced in accordance with the law of the State of Delaware without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

[The remainder of this page is left blank intentionally.]

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IN WITNESS WHEREOF, the undersigned has executed this Agreement as of this      day of [—], 2011.

LEHMAN BROTHERS HOLDINGS INC.

By:

Name:[—]
Title: Member

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SCHEDULE I

NAME	AMOUNT	PERCENTAGE INTEREST

Lehman Brothers Holdings Inc.	$1000	100%

14

EXHIBIT 1

PART N – BNC MORTGAGE LLC

BNC MORTGAGE LLC

AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

This Amended and Restated Limited Liability Company Agreement (this “Agreement”) of BNC Mortgage LLC, a Delaware limited liability company (the “Company”), having an address at c/o Lehman Brothers Holdings Inc., 1271 Avenue of the Americas, New York, NY 10020, is made by Aurora Bank FSB, a federally charted bank, as the sole member of the Company (the “Member”).

RECITALS:

(a)	On September 15, 2008 and periodically thereafter, Lehman Brothers Holdings Inc. and certain of its affiliates (including the Company) each commenced a voluntary case under title 11, chapter 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).

(b)	This Amended and Restated Limited Liability Company Agreement has been deemed approved without the need for Board of Managers or Member approval because it has been adopted pursuant to the Third Amended Joint Chapter 11 Plan of Lehman Brothers Holdings Inc. and its affiliated debtors, as confirmed on [—] by the Bankruptcy Court (the “Plan”).

1.	Formation

(a)	The Company has been formed as a Delaware limited liability company pursuant to the Delaware Limited Liability Company Act (the “LLC Act”). A Certificate of Incorporation of the Company was filed with the Secretary of State of the State of Delaware on January 13, 1998 and the Certificate of Conversion from a corporation to a limited liability company was filed with the Secretary of State of the State of Delaware on March 1, 2007, and such filing and any amendments to the Certificate of Formation of the Company on file with the Secretary of State of the State of Delaware in effect as of the date of this Agreement are hereby ratified and confirmed in all respects.

(b)	The Member, as sole member, has contributed to the Company in cash or kind the respective amount/assets set forth on Schedule I hereto. The Member shall have no obligation to make any further capital contributions to the Company.

2.	Definitions

“A&M” means Alvarez & Marsal Holdings, LLC.

“Board of Managers” means the board of managers designated in Section 5 hereof.

“Electronic Transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

“LBHI” means Lehman Brothers Holdings Inc.

“Manager” means the sole member of the Board of Managers as designated in, or selected pursuant to, Section 5 hereof.

“Percentage Interest” means the Member’s share of the profits and losses of the Company and the Member’s percentage right to receive distributions of the Company’s assets. The Percentage Interest of the Member shall be 100%.

3.	Registered Office and Principal Place of Business

The registered office of the Company in the State of Delaware shall be 2711 Centerville Road, Suite 400, Wilmington, Delaware, and its registered agent for service of process on the Company at such address is Corporation Service Company. The principal place of business of the Company shall be located at c/o Lehman Brothers Holdings Inc., 1271 Avenue of the Americas, New York, NY 10020 or at such other or additional places as the Board of Managers may determine.

4.	Business

The business of the Company is to engage in any lawful act or activity (a) for which a Limited Liability Company may be formed under the LLC Act and (b) as contemplated by the Plan.

5.	Management of the Company

(a)	Subject to (i) the delegation of rights and powers as provided herein and (ii) the provisions of the Plan, the Board of Managers shall have the sole right to manage the business and conduct the operations and affairs of the Company and shall have all powers and rights as necessary, appropriate or advisable to effectuate and carry out the purposes and business of the Company.

(b)	The Board of Managers shall have one (1) Manager, who shall be a concurrently serving member of the board of directors of LBHI. The initial Manager shall be the following individual:

[—]

The initial Manager shall have an initial term, and, if re-elected, subsequent terms of one (1) year. The Manager shall thereafter be elected (a) at the annual meeting of the Member or (b) by action of the Member in lieu of such meeting, and each Manager elected at such annual meeting or by such action shall hold office until

2

the next annual meeting of the Member and until his successor shall be elected and shall qualify, subject, however, to prior death, disability, resignation, retirement, disqualification or removal from office. Any vacancy on the Board of Managers resulting from death, disability, resignation, retirement, disqualification, removal from office or other cause shall be filled by a vote of the Member. The Member may remove the Manager at any time with or without cause.

(c)	Place of Meetings

All meetings of the Manager may be held at any place that has been designated from time to time by resolution of the Manager. In the absence of such a designation, regular meetings shall be held at the principal place of business of the Company.

(d)	Regular Meetings

Regular meetings of the Manager shall be held at least once per year at such times and at such places as shall be fixed by resolution of the Manager. Such regular meetings may be held without notice.

(e)	Special Meetings

Special meetings of the Manager for any purpose or purposes may be called at any time by the Manager.

(f)	Action Without a Meeting

Any action to be taken by the Manager at a meeting may be taken without such meeting by the written consent of the Manager then in office. Any written consent may be executed and given by facsimile, Electronic Transmission or similar means. Such written consents shall be filed with the minutes of the proceedings of the Manager.

(g)	Compensation

The Manager shall not receive any stated salary for its services as Manager, but by resolution of the Manager a fixed fee and expenses of attendance may be allowed for attendance at each meeting. Nothing herein contained shall be construed to preclude the Manager from serving the Company in any other capacity, as an officer, agent or otherwise.

6.	Officers/Authority

(a)

Officers: Notwithstanding anything herein to the contrary, a person that is not employed by at least one of LBHI (or its successor) or any of its subsidiaries, LAMCO LLC or any of its affiliates, or the Company may serve as an officer of

3

the Company, so long as such person is employed by A&M or any affiliates thereof wholly owned by A&M and any of its employees.

(b)	Number: The officers of the Company may be a Chief Executive Officer, a President, a Chief Financial Officer, a Secretary and a Treasurer, and such other officers as may from time to time be designated in accordance with the provisions of this Agreement. In addition, other officers, including without limitation, one or more Chief Operating Officers, one or more Executive Vice Presidents, one or more Senior Vice Presidents, one or more Vice Presidents, a Controller and one or more Assistant Controllers, Assistant Secretaries or Assistant Treasurers, may from time to time be elected by the Board of Managers, and shall have such powers and perform such duties as are provided by this Agreement or as may be assigned to them by the Board of Managers. Any two or more offices may be held by the same person, except the offices of President and Secretary or as otherwise prohibited by law. Any office named or provided for in this Agreement (including, without limitation, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and Controller) may, at any time and from time to time, be held by one or more persons. If an office is held by more than one person, each person holding such office shall serve as a co-officer (with the appropriate corresponding title) and shall have general authority, individually and without the need for any action by any other co-officer, to exercise all the powers of the holder of such office of the Company specified in this Agreement and shall perform such other duties and have such other powers as may be prescribed by the Board of Managers or such other officer specified in this Agreement.

(c)	Election; Term of Office and Qualifications: The officers shall be chosen by the Board of Managers. Each such officer shall, except as herein otherwise provided, hold office until the selection and qualification of his successor.

(d)	Removal of Officers: Any officer of the Company may be removed from office, with or without cause, by a vote of the Board of Managers. Notwithstanding anything to the contrary herein, unless otherwise specifically provided in the resolution of the Board of Managers electing such officer, any officer that was at the time of his appointment to office an employee of the Company, LBHI or any successor thereto, any of LBHI’s subsidiaries, LAMCO LLC or any of its affiliates, or A&M or any affiliates of A&M wholly owned by A&M and any of its employees shall automatically, without further action by the Board of Managers and without the necessity or acceptance of a resignation or relinquishment, be removed from all offices he may hold when he shall cease to be employed by at least one of such entities, whether by death, retirement, termination with or without cause or otherwise.

(e)

Resignation: Any officer of the Company may resign at any time. Such resignation shall be in writing or by Electronic Transmission and shall take effect at the time specified therein, and if no time be specified, at the time of its receipt

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by an officer of the Company. The acceptance of a resignation shall not be necessary in order to make it effective.

(f)	Filling of Vacancies: A vacancy in any office shall be filled by the Board of Managers.

(g)	Compensation: The compensation of the officers shall be fixed by the Board of Managers or by any officer(s) to whom such authority may be delegated by the Board of Managers.

(h)	Chief Executive Officer: The Chief Executive Officer shall, subject to the direction of the Board of Managers, have general and active control of the affairs and business of the Company and general supervision of its officers, officials, employees and agents. The Chief Executive Officer shall preside at all meetings of the Member and shall preside at all meetings of the Board of Managers. The Chief Executive Officer shall see that all orders and resolutions of the Board of Managers are carried into effect, and in addition, the Chief Executive Officer shall have all the powers and perform all the duties generally appertaining to the office of the chief executive officer of a company. The Chief Executive Officer shall designate the person or persons who shall exercise his powers and perform his duties in his absence or disability and the absence or disability of the President. The Chief Executive Officer may, subject to any contrary direction that the Board of Managers has provided, execute and deliver, in the name and on the behalf of the Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents, except as otherwise provided by law.

(i)	President: The President shall have such powers and perform such duties as are prescribed by the Chief Executive Officer or the Board of Managers, and in the absence or disability of the Chief Executive Officer, the President shall have the powers and perform the duties of the Chief Executive Officer, except to the extent the Board of Managers shall have otherwise provided. In addition, the President shall have such powers and perform such duties generally appertaining to the office of the president of a company, except to the extent the Chief Executive Officer or the Board of Managers shall have otherwise provided. The President may, subject to any contrary direction that the Board of Managers has provided, execute and deliver, in the name and on the behalf of the Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents, except as otherwise provided by law.

(j)

Chief Operating Officer: The Chief Operating Officer(s) shall be chief operating officer(s) of the Company and shall assist the Chief Executive Officer and the President in the active management of and supervision and direction over the business and affairs of the Company, subject, however, to the direction of the Chief Executive Officer and the President and the control of the Board of

5

Managers. In addition, the Chief Operating Officer(s) shall have such powers and perform such duties generally appertaining to the office of the chief operating officer of a company, except to the extent the Chief Executive Officer, the President or the Board of Managers shall have otherwise provided, and shall perform such other duties and have such other powers as may be prescribed by the Board of Managers, the Chief Executive Officer, the President or this Agreement. The Chief Operating Officer(s) may, subject to any contrary direction that the Board of Managers has provided, execute and deliver, in the name and on the behalf of the Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents, except as otherwise provided by law.

(k)	Chief Financial Officer: The Chief Financial Officer shall have responsibility for the administration of the financial affairs of the Company and shall exercise supervisory responsibility for the performance of the duties of the Treasurer and the Controller. The Chief Financial Officer shall render to the Board of Managers, at its regular meetings, or when the Board of Managers so requires, an account of all of the transactions effected by the Treasurer and Controller and of the financial condition of the Company. The Chief Financial Officer shall generally perform all the duties usually appertaining to the affairs of a chief financial officer of a company and shall perform such other duties and have such other powers as may be prescribed by the Board of Managers or this Agreement. The Chief Financial Officer may, subject to any contrary direction that the Board of Managers has provided, execute and deliver, in the name and on the behalf of the Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents relating to the financial affairs of the Company, except as otherwise provided by law.

(l)	Executive Vice Presidents. The Executive Vice Presidents of the Company shall perform such duties and have such powers as may, from time to time, be assigned to them by this Agreement, the Board of Managers, the Chief Executive Officer, the President or a Chief Operating Officer. Each Executive Vice President may, subject to any contrary direction that the Board of Managers has provided, execute and deliver, in the name and on the behalf of the Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents relating to the regular course of the duties of his office or so delegated to him, except as otherwise provided by law.

(m)

Senior Vice Presidents. The Senior Vice Presidents of the Company shall perform such duties and have such powers as may, from time to time, be assigned to them by this Agreement, the Board of Managers, the Chief Executive Officer, the President, a Chief Operating Officer or an Executive Vice President. Each Senior Vice President may, subject to any contrary direction that the Board of Managers has provided, execute and deliver, in the name and on the behalf of the

6

Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents relating to the regular course of the duties of his office or so delegated to him, except as otherwise provided by law.

(n)	Vice Presidents: The Vice Presidents of the Company shall perform such duties and have such powers as may, from time to time, be assigned to them by this Agreement, the Board of Managers, the Chief Executive Officer, the President, a Chief Operating Officer, an Executive Vice President or a Senior Vice President. Each Vice President may, subject to any contrary direction that the Board of Managers has provided, execute and deliver, in the name and on the behalf of the Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents relating to the regular course of the duties of his office or so delegated to him, except as otherwise provided by law.

(o)	Secretary: The Secretary shall attend all meetings of the Board of Managers and of the Member and record all votes and the minutes of all proceedings in a book to be kept for that purpose. The Secretary shall keep in safe custody the seal of the Company and affix it to any instrument when so authorized by the Board of Managers or any officer. The Secretary shall give or cause to be given, notice of all meetings of the Member and special meetings of the Board of Managers and shall perform generally all the duties and have all the powers usually appertaining to the office of secretary of a company including, without limitation, the power to certify the Certificate of Formation, this Agreement, any actions of the Board of Managers or the Member and the incumbency of any officers, except to the extent that the Board of Managers or the Chief Executive Officer shall have otherwise provided, and shall perform such other duties and have such other powers as may be prescribed by the Board of Managers or this Agreement. The Board of Managers may give general authority to any other officer to affix the seal of the Company and to attest the affixing by his signature.

(p)

Treasurer: The Treasurer shall have, subject to the direction of the Board of Managers and the Chief Financial Officer, general supervision of the funds, other financial assets and accounts of the Company, and shall have and may exercise all such powers and discharge such duties as usually pertain to the office of treasurer of a company, including to have custody of funds and securities owned by the Company, to cause to be kept full and accurate accounts of receipts and disbursements in books belonging to the Company, to deposit all monies and other valuable effects in the name and to the credit of the Company in such depositories as may be designated as authorized in accordance with this Agreement and to disburse the funds of the Company as may be authorized in accordance with this Agreement, taking proper vouchers for such disbursements, and to render to the Board of Managers, the Chief Executive Officer, a Chief Operating Officer, the President or the Chief Financial Officer, when required thereby, an account of the financial condition of the Company, except to the

7

extent that the Board of Managers or the Chief Executive Officer or Chief Financial Officer shall have otherwise provided. The Treasurer may, subject to any contrary direction that the Board of Managers has provided, sign, execute and deliver, in the name and on the behalf of the Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings and other documents relating to the financial affairs of the Company, except as otherwise provided by law.

(q)	Controller: The Controller shall prepare and have the care and custody of the books of account of the Company. The Controller shall keep a full and accurate account of all monies received and paid on account of the Company, and shall render a statement of the Controller’s accounts whenever the Board of Managers, Chief Executive Officer, Chief Operating Officer, President, Chief Financial Officer or Treasurer shall require. The Controller shall generally perform all duties usually appertaining to the affairs of the controller of a company, except to the extent that the Board of Managers, the Chief Executive Officer or Chief Financial Officer shall have otherwise provided, and shall perform such other duties and have such other powers as may be prescribed by the Board of Managers, the Chief Financial Officer or this Agreement.

(r)	Assistant Officers: Subject to the direction of the Chief Executive Officer, President, Chief Financial Officer and Treasurer, any Assistant Treasurer may perform any of the duties and exercise any of the powers that may be performed by the Treasurer. Subject to the direction of the Chief Executive Officer, President and Secretary, any Assistant Secretary may perform any of the duties and exercise any of the powers that may be performed by the Secretary. Any other assistant officer may perform any of the duties and exercise any of the powers that may be exercised by the officer such assistant officer assists, subject to the direction of such officer.

(s)	Voting Stock of Subsidiary Corporations: Subject to any contrary direction that the Board of Managers has provided, powers of attorney, proxies, waivers of notice of meetings, consents and other instruments relating to securities owned by the Company may be executed in the name of and on behalf of the Company by any officer and any employee or other person designated by an officer and such person may, in the name and on behalf of the Company, take all such action as the officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation, company, partnership or other entity in which the Company may own securities, or to execute written consents in lieu thereof. At any such meeting, or in giving any such consent, such person shall possess and may exercise any and all rights and powers incident to the ownership of such securities and which, as the owner thereof, the Company might have exercised and possessed if present. The Board of Managers may, by resolution, from time to time confer like powers upon any other person or persons.

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(t)	Contracts, Instruments, Powers of Attorneys: In addition to the authority of the Board of Managers to authorize any person to do so, any officer of the Company may, subject to any contrary direction that the Board of Managers has provided, in the name and on behalf of the Company enter into, execute and deliver any and all agreements, contracts, promissory notes, bonds or other certificates or evidences of indebtedness of the Company, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents pertaining to a matter within the authority of such officer as provided by this Agreement or otherwise provided by action of the Board of Managers and may further authorize (including without limitation, by power of attorney) any employee or other person as agent for the Company to do so.

7.	Allocations, Distributions, Profits and Losses

So long as the Member is the sole member of the Company, all the items of income, profit and loss of the Company shall be allocated to the Member and all cash and other distributable assets of the Company shall be distributed to the Member. Distributions shall be made at such time, to such extent and in such manner as the Board of Managers shall determine.

8.	Term

The Company shall be dissolved, its affairs shall be wound up and its assets distributed, and it shall be terminated upon the sole election of the Member or otherwise in accordance with the Plan or the LLC Act.

9.	Bankruptcy of Member.

The occurrence of any event set forth in Section 18-304 of the LLC Act (Events of Bankruptcy) with respect to a member of the Company shall not cause such member to cease to be a member of the Company and, upon the occurrence of such an event, the Company shall continue without dissolution.

10.	Liability

(a)

Liability of Members. No Member will be bound by, or be personally liable for, the expenses, debts, liabilities or obligations of the Company or be personally liable to any person in connection with the assets, acts, obligations or affairs of the Company. To the fullest extent provided by law, each Member and its agents shall be indemnified and held harmless by the Company (but not by any Member) from and against any and all claims, demands, liabilities, costs, damages and causes of action of any nature whatsoever (including without limitation reasonable attorneys’ fees or other expenses incurred in connection with settlement or any legal proceeding, but excluding income taxes payable by such Member as a result of such Member’s ownership of an interest in the Company) arising out of actions taken by such Member. The indemnification rights contained in this section shall be cumulative of, and in addition to, any and all

9

rights, remedies and recourse to which a Member may be entitled, whether pursuant to the provisions of this Agreement, by contract, at law or in equity. Indemnifications hereunder shall be made from assets of the Company and no Member shall be personally liable to any indemnitee.

(b)	Liability of Managers, Officers, Employees and Agents. No Manager, officer, employee or agent of the Company in such capacity will be bound by, or be personally liable for, the expenses, debts, liabilities or obligations of the Company or be personally liable to any person in connection with the assets, acts, obligations or affairs of the Company; provided, however, that the preceding shall not protect any Manager, officer, employee or agent against any liability to the Company or the Members to which such person would otherwise be subject by reason of (i) a breach of a duty of loyalty to the Company or Members, (ii) any act or omission not in good faith or that involves intentional misconduct or knowing violation of law or (iii) any transaction from which such person derived improper personal benefit.

11.	Exculpation and Indemnification

(a)

Neither a Member nor any Officer, employee or agent of the Company nor any employee, representative, agent or affiliate of a Member (collectively, the “Covered Persons”) shall be liable to the Company or any other person who has an interest in or claim against the Company for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Covered Person in good faith on behalf of the Company and in a manner reasonably believed to be within the scope of the authority conferred on such Covered Person by this Agreement, except that a Covered Person shall be liable for any such loss, damage or claim incurred by reason of such Covered Person’s gross negligence or willful misconduct. To the fullest extent permitted by applicable law, a Covered Person shall be entitled to indemnification from the Company for any loss, damage or claim incurred by such Covered Person by reason of any act or omission performed or omitted by such Covered Person in good faith on behalf of the Company and in a manner reasonably believed to be within the scope of the authority conferred on such Covered Person by this Agreement, except that no Covered Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Covered Person by reason of such Covered Person’s gross negligence or willful misconduct with respect to such acts or omissions; provided, however, that any indemnity under this Section 11 by the Company shall be provided out of and to the extent of Company assets only, and a Member shall not have personal liability on account thereof. To the fullest extent permitted by applicable law, expenses (including legal fees) incurred by a Covered Person defending any claim, demand, action, suit or proceeding shall, from time to time, be advanced by the Company prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Company of an undertaking by or on behalf of the Covered Person to repay such amount if it shall be determined that the Covered Person is not entitled to be indemnified as

10

authorized in this Section 11. A Covered Person shall be fully protected in relying in good faith upon the records of the Company and upon such information, opinions, reports or statements presented to the Company by any person as to matters the Covered Person reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Company, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, or any other facts pertinent to the existence and amount of assets from which distributions to a Member might properly be paid. To the extent that, at law or in equity, a Member has duties (including fiduciary duties) and liabilities relating thereto to the Company, a Member acting under this Agreement shall not be liable to the Company or to any other Member for its good faith reliance on the provisions of this Agreement or any approval or authorization granted by the Company or any other Member. The provisions of this Agreement, to the extent that they restrict the duties and liabilities of a Member otherwise existing at law or in equity, are agreed by each Member to replace such other duties and liabilities of such Member. The foregoing provisions of this Section 11 shall survive any termination of this Agreement.

(b)

The Company, to the extent and in a manner permitted by Delaware law as in effect from time to time, shall indemnify any person (including the heirs, executors, administrators or estate of any such person) (an “Indemnified Person”) who was or is made a party to or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (including any appeal thereof), whether civil, criminal administrative, regulatory or investigative in nature, by reason of the fact that such person is or was an officer, authorized signatory, employee or agent of the Company, or is or was serving at the request of the Company as an officer, shareholder, member, manager, partner, trustee, fiduciary, authorized signatory, employee or agent (a “Subsidiary Officer”) of another corporation, limited liability company, partnership, joint venture, trust, employee or agent of another corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise (an “Associated Entity”), against expenses (including attorneys’ fees and disbursements), costs, judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred by such person in connection with, and shall advance expenses incurred by such person in advance of the final disposition of, such action, suit or proceeding to the same extent (but only to the extent) that such person would be entitled to indemnification therefore or reimbursement or advance thereof from LBHI in accordance with the by-laws of LBHI as in effect from time to time, and subject to any limitations and procedures contained therein, as if the Company were LBHI and the person seeking indemnification stood in the same relation to LBHI as he or she does to the Company, mutatis mutandis, with references to the Board of Directors therein being deemed to be the Board of Managers of the Company, and references to officers therein being

11

deemed to include authorized signatories. The provisions of this Section 11 shall survive termination of this Agreement.

12.	Fiscal Year

The fiscal year of the Company shall be the same as that of LBHI or any successor thereto, so long as all or a majority of the membership interests of the Company are owned by LBHI or any direct or indirect subsidiary thereof, unless the Board of Managers shall otherwise determine.

13.	Tax Characterization of the Company

For any tax period during which the Company has only one member, it is the intention of the Member that the Company be treated, wherever permitted, as a division of such sole member for federal, state, local and foreign income tax purposes. For any tax period during which the Company has more than one member, it is the intention of the Member that the Company shall be taxed, wherever permitted, as a “partnership” for federal, state, local and foreign income tax purposes. The Member agrees to take all reasonable actions, including the amendment of this Agreement and the execution of other documents, as may reasonably be required in order for the Company to qualify for such treatment for federal, state, local and foreign income tax purposes.

14.	Seal

The Company may have a seal which shall be in such form as approved by the Board of Managers and may be altered at its pleasure. The Company seal may be used by causing it or a facsimile thereof to be impressed, affixed or reproduced by the Secretary or any Assistant Secretary.

15.	Records

Any records maintained by the Company in the regular course of its business, including its books of account and minute books, may be kept on, or by means of, or be in the form of, any information storage device or method, provided that the records so kept can be converted into clearly legible paper form within a reasonable time. The Company shall so convert any records so kept upon the request of any person entitled to inspect such records pursuant to any provision of the LLC Act. The books and records of the Company shall be maintained in accordance with generally accepted accounting principles and Section 704(b) of the Internal Revenue Code and the Regulations thereunder.

16.	Non-Voting Securities

The Company shall not be authorized to issue any non-voting equity securities of any class, series or other designation to the extent prohibited by section 1123(a)(6) of the Bankruptcy Code; provided, however, that, the foregoing restriction shall (i) have no further force and effect beyond that required under section 1123(a)(6) of the Bankruptcy Code and (ii) only have such

12

force and effect to the extent and for so long as section 1123(a)(6) of the Bankruptcy Code is in effect and applies to the Company.

17.	Amendment

This Agreement may be amended and/or restated at any time with the written consent of the Member.

18.	Assignments

The Member may at any time assign in whole or in part its limited liability company interest in the Company. If the Member transfers all of its interest in the Company pursuant to this Section 18, the transferee shall be admitted to the Company as a member upon its execution of an instrument signifying its agreement to be bound by the terms and conditions of this Agreement. Such admission shall be deemed effective simultaneous with the transfer, and, immediately following such admission, the transferor Member shall cease to be a member of the Company.

19.	Priority

Notwithstanding anything to the contrary herein, in the case of any inconsistency between this Agreement and the Plan, the Plan shall govern.

20.	Governing Law

This Agreement shall be construed and enforced in accordance with the law of the State of Delaware without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

[The remainder of this page is left blank intentionally.]

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IN WITNESS WHEREOF, the undersigned has executed this Agreement as of this      day of [—], 2011.

AURORA BANK FSB

By:

Name: [—]
Title: Member

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SCHEDULE I

NAME	AMOUNT	PERCENTAGE INTEREST

Aurora Bank FSB	$1000	100%

15

EXHIBIT 1

PART O – LB ROSE RANCH LLC

LB ROSE RANCH LLC

AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

This Amended and Restated Limited Liability Company Agreement (this “Agreement”) of LB Rose Ranch LLC, a Delaware limited liability company (the “Company”), having an address at c/o Lehman Brothers Holdings Inc., 1271 Avenue of the Americas, New York, NY 10020, is made by PAMI LLC, a Delaware limited liability company, as the sole member of the Company (the “Member”).

RECITALS:

(a)	On September 15, 2008 and periodically thereafter, Lehman Brothers Holdings Inc. and certain of its affiliates (including the Company) each commenced a voluntary case under title 11, chapter 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).

(b)	This Amended and Restated Limited Liability Company Agreement has been deemed approved without the need for Board of Managers or Member approval because it has been adopted pursuant to the Third Amended Joint Chapter 11 Plan of Lehman Brothers Holdings Inc. and its affiliated debtors, as confirmed on [—] by the Bankruptcy Court (the “Plan”).

1.	Formation

(a)	The Company has been formed as a Delaware limited liability company pursuant to the Delaware Limited Liability Company Act (the “LLC Act”). A Certificate of Formation of the Company was filed with the Secretary of State of the State of Delaware on October 13, 2000, and such filing and any amendments to the Certificate of Formation of the Company on file with the Secretary of State of the State of Delaware in effect as of the date of this Agreement are hereby ratified and confirmed in all respects.

(b)	The Member, as sole member, has contributed to the Company in cash or kind the respective amount/assets set forth on Schedule I hereto. The Member shall have no obligation to make any further capital contributions to the Company.

2.	Definitions

“A&M” means Alvarez & Marsal Holdings, LLC.

“Board of Managers” means the board of managers designated in Section 5 hereof.

“Electronic Transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

“LBHI” means Lehman Brothers Holdings Inc.

“Manager” means the sole member of the Board of Managers as designated in, or selected pursuant to, Section 5 hereof.

“Percentage Interest” means the Member’s share of the profits and losses of the Company and the Member’s percentage right to receive distributions of the Company’s assets. The Percentage Interest of the Member shall be 100%.

3.	Registered Office and Principal Place of Business

The registered office of the Company in the State of Delaware shall be 2711 Centerville Road, Suite 400, Wilmington, Delaware, and its registered agent for service of process on the Company at such address is Corporation Service Company. The principal place of business of the Company shall be located at c/o Lehman Brothers Holdings Inc., 1271 Avenue of the Americas, New York, NY 10020 or at such other or additional places as the Board of Managers may determine.

4.	Business

The business of the Company is to engage in any lawful act or activity (a) for which a Limited Liability Company may be formed under the LLC Act and (b) as contemplated by the Plan.

5.	Management of the Company

(a)	Subject to (i) the delegation of rights and powers as provided herein and (ii) the provisions of the Plan, the Board of Managers shall have the sole right to manage the business and conduct the operations and affairs of the Company and shall have all powers and rights as necessary, appropriate or advisable to effectuate and carry out the purposes and business of the Company.

(b)	The Board of Managers shall have one (1) Manager, who shall be a concurrently serving member of the board of directors of LBHI. The initial Manager shall be the following individual:

[—]

The initial Manager shall have an initial term, and, if re-elected, subsequent terms of one (1) year. The Manager shall thereafter be elected (a) at the annual meeting of the Member or (b) by action of the Member in lieu of such meeting, and each Manager elected at such annual meeting or by such action shall hold office until

2

the next annual meeting of the Member and until his successor shall be elected and shall qualify, subject, however, to prior death, disability, resignation, retirement, disqualification or removal from office. Any vacancy on the Board of Managers resulting from death, disability, resignation, retirement, disqualification, removal from office or other cause shall be filled by a vote of the Member. The Member may remove the Manager at any time with or without cause.

(c)	Place of Meetings

All meetings of the Manager may be held at any place that has been designated from time to time by resolution of the Manager. In the absence of such a designation, regular meetings shall be held at the principal place of business of the Company.

(d)	Regular Meetings

Regular meetings of the Manager shall be held at least once per year at such times and at such places as shall be fixed by resolution of the Manager. Such regular meetings may be held without notice.

(e)	Special Meetings

Special meetings of the Manager for any purpose or purposes may be called at any time by the Manager.

(f)	Action Without a Meeting

Any action to be taken by the Manager at a meeting may be taken without such meeting by the written consent of the Manager then in office. Any written consent may be executed and given by facsimile, Electronic Transmission or similar means. Such written consents shall be filed with the minutes of the proceedings of the Manager.

(g)	Compensation

The Manager shall not receive any stated salary for its services as Manager, but by resolution of the Manager a fixed fee and expenses of attendance may be allowed for attendance at each meeting. Nothing herein contained shall be construed to preclude the Manager from serving the Company in any other capacity, as an officer, agent or otherwise.

6.	Officers/Authority

(a)

Officers: Notwithstanding anything herein to the contrary, a person that is not employed by at least one of LBHI (or its successor) or any of its subsidiaries, LAMCO LLC or any of its affiliates, or the Company may serve as an officer of

3

the Company, so long as such person is employed by A&M or any affiliates thereof wholly owned by A&M and any of its employees.

(b)	Number: The officers of the Company may be a Chief Executive Officer, a President, a Chief Financial Officer, a Secretary and a Treasurer, and such other officers as may from time to time be designated in accordance with the provisions of this Agreement. In addition, other officers, including without limitation, one or more Chief Operating Officers, one or more Executive Vice Presidents, one or more Senior Vice Presidents, one or more Vice Presidents, a Controller and one or more Assistant Controllers, Assistant Secretaries or Assistant Treasurers, may from time to time be elected by the Board of Managers, and shall have such powers and perform such duties as are provided by this Agreement or as may be assigned to them by the Board of Managers. Any two or more offices may be held by the same person, except the offices of President and Secretary or as otherwise prohibited by law. Any office named or provided for in this Agreement (including, without limitation, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and Controller) may, at any time and from time to time, be held by one or more persons. If an office is held by more than one person, each person holding such office shall serve as a co-officer (with the appropriate corresponding title) and shall have general authority, individually and without the need for any action by any other co-officer, to exercise all the powers of the holder of such office of the Company specified in this Agreement and shall perform such other duties and have such other powers as may be prescribed by the Board of Managers or such other officer specified in this Agreement.

(c)	Election; Term of Office and Qualifications: The officers shall be chosen by the Board of Managers. Each such officer shall, except as herein otherwise provided, hold office until the selection and qualification of his successor.

(d)	Removal of Officers: Any officer of the Company may be removed from office, with or without cause, by a vote of the Board of Managers. Notwithstanding anything to the contrary herein, unless otherwise specifically provided in the resolution of the Board of Managers electing such officer, any officer that was at the time of his appointment to office an employee of the Company, LBHI or any successor thereto, any of LBHI’s subsidiaries, LAMCO LLC or any of its affiliates, or A&M or any affiliates of A&M wholly owned by A&M and any of its employees shall automatically, without further action by the Board of Managers and without the necessity or acceptance of a resignation or relinquishment, be removed from all offices he may hold when he shall cease to be employed by at least one of such entities, whether by death, retirement, termination with or without cause or otherwise.

(e)

Resignation: Any officer of the Company may resign at any time. Such resignation shall be in writing or by Electronic Transmission and shall take effect at the time specified therein, and if no time be specified, at the time of its receipt

4

by an officer of the Company. The acceptance of a resignation shall not be necessary in order to make it effective.

(f)	Filling of Vacancies: A vacancy in any office shall be filled by the Board of Managers.

(g)	Compensation: The compensation of the officers shall be fixed by the Board of Managers or by any officer(s) to whom such authority may be delegated by the Board of Managers.

(h)	Chief Executive Officer: The Chief Executive Officer shall, subject to the direction of the Board of Managers, have general and active control of the affairs and business of the Company and general supervision of its officers, officials, employees and agents. The Chief Executive Officer shall preside at all meetings of the Member and shall preside at all meetings of the Board of Managers. The Chief Executive Officer shall see that all orders and resolutions of the Board of Managers are carried into effect, and in addition, the Chief Executive Officer shall have all the powers and perform all the duties generally appertaining to the office of the chief executive officer of a company. The Chief Executive Officer shall designate the person or persons who shall exercise his powers and perform his duties in his absence or disability and the absence or disability of the President. The Chief Executive Officer may, subject to any contrary direction that the Board of Managers has provided, execute and deliver, in the name and on the behalf of the Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents, except as otherwise provided by law.

(i)	President: The President shall have such powers and perform such duties as are prescribed by the Chief Executive Officer or the Board of Managers, and in the absence or disability of the Chief Executive Officer, the President shall have the powers and perform the duties of the Chief Executive Officer, except to the extent the Board of Managers shall have otherwise provided. In addition, the President shall have such powers and perform such duties generally appertaining to the office of the president of a company, except to the extent the Chief Executive Officer or the Board of Managers shall have otherwise provided. The President may, subject to any contrary direction that the Board of Managers has provided, execute and deliver, in the name and on the behalf of the Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents, except as otherwise provided by law.

(j)

Chief Operating Officer: The Chief Operating Officer(s) shall be chief operating officer(s) of the Company and shall assist the Chief Executive Officer and the President in the active management of and supervision and direction over the business and affairs of the Company, subject, however, to the direction of the Chief Executive Officer and the President and the control of the Board of

5

Managers. In addition, the Chief Operating Officer(s) shall have such powers and perform such duties generally appertaining to the office of the chief operating officer of a company, except to the extent the Chief Executive Officer, the President or the Board of Managers shall have otherwise provided, and shall perform such other duties and have such other powers as may be prescribed by the Board of Managers, the Chief Executive Officer, the President or this Agreement. The Chief Operating Officer(s) may, subject to any contrary direction that the Board of Managers has provided, execute and deliver, in the name and on the behalf of the Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents, except as otherwise provided by law.

(k)	Chief Financial Officer: The Chief Financial Officer shall have responsibility for the administration of the financial affairs of the Company and shall exercise supervisory responsibility for the performance of the duties of the Treasurer and the Controller. The Chief Financial Officer shall render to the Board of Managers, at its regular meetings, or when the Board of Managers so requires, an account of all of the transactions effected by the Treasurer and Controller and of the financial condition of the Company. The Chief Financial Officer shall generally perform all the duties usually appertaining to the affairs of a chief financial officer of a company and shall perform such other duties and have such other powers as may be prescribed by the Board of Managers or this Agreement. The Chief Financial Officer may, subject to any contrary direction that the Board of Managers has provided, execute and deliver, in the name and on the behalf of the Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents relating to the financial affairs of the Company, except as otherwise provided by law.

(l)	Executive Vice Presidents. The Executive Vice Presidents of the Company shall perform such duties and have such powers as may, from time to time, be assigned to them by this Agreement, the Board of Managers, the Chief Executive Officer, the President or a Chief Operating Officer. Each Executive Vice President may, subject to any contrary direction that the Board of Managers has provided, execute and deliver, in the name and on the behalf of the Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents relating to the regular course of the duties of his office or so delegated to him, except as otherwise provided by law.

(m)

Senior Vice Presidents. The Senior Vice Presidents of the Company shall perform such duties and have such powers as may, from time to time, be assigned to them by this Agreement, the Board of Managers, the Chief Executive Officer, the President, a Chief Operating Officer or an Executive Vice President. Each Senior Vice President may, subject to any contrary direction that the Board of Managers has provided, execute and deliver, in the name and on the behalf of the

6

Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents relating to the regular course of the duties of his office or so delegated to him, except as otherwise provided by law.

(n)	Vice Presidents: The Vice Presidents of the Company shall perform such duties and have such powers as may, from time to time, be assigned to them by this Agreement, the Board of Managers, the Chief Executive Officer, the President, a Chief Operating Officer, an Executive Vice President or a Senior Vice President. Each Vice President may, subject to any contrary direction that the Board of Managers has provided, execute and deliver, in the name and on the behalf of the Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents relating to the regular course of the duties of his office or so delegated to him, except as otherwise provided by law.

(o)	Secretary: The Secretary shall attend all meetings of the Board of Managers and of the Member and record all votes and the minutes of all proceedings in a book to be kept for that purpose. The Secretary shall keep in safe custody the seal of the Company and affix it to any instrument when so authorized by the Board of Managers or any officer. The Secretary shall give or cause to be given, notice of all meetings of the Member and special meetings of the Board of Managers and shall perform generally all the duties and have all the powers usually appertaining to the office of secretary of a company including, without limitation, the power to certify the Certificate of Formation, this Agreement, any actions of the Board of Managers or the Member and the incumbency of any officers, except to the extent that the Board of Managers or the Chief Executive Officer shall have otherwise provided, and shall perform such other duties and have such other powers as may be prescribed by the Board of Managers or this Agreement. The Board of Managers may give general authority to any other officer to affix the seal of the Company and to attest the affixing by his signature.

(p)

Treasurer: The Treasurer shall have, subject to the direction of the Board of Managers and the Chief Financial Officer, general supervision of the funds, other financial assets and accounts of the Company, and shall have and may exercise all such powers and discharge such duties as usually pertain to the office of treasurer of a company, including to have custody of funds and securities owned by the Company, to cause to be kept full and accurate accounts of receipts and disbursements in books belonging to the Company, to deposit all monies and other valuable effects in the name and to the credit of the Company in such depositories as may be designated as authorized in accordance with this Agreement and to disburse the funds of the Company as may be authorized in accordance with this Agreement, taking proper vouchers for such disbursements, and to render to the Board of Managers, the Chief Executive Officer, a Chief Operating Officer, the President or the Chief Financial Officer, when required thereby, an account of the financial condition of the Company, except to the

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extent that the Board of Managers or the Chief Executive Officer or Chief Financial Officer shall have otherwise provided. The Treasurer may, subject to any contrary direction that the Board of Managers has provided, sign, execute and deliver, in the name and on the behalf of the Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings and other documents relating to the financial affairs of the Company, except as otherwise provided by law.

(q)	Controller: The Controller shall prepare and have the care and custody of the books of account of the Company. The Controller shall keep a full and accurate account of all monies received and paid on account of the Company, and shall render a statement of the Controller’s accounts whenever the Board of Managers, Chief Executive Officer, Chief Operating Officer, President, Chief Financial Officer or Treasurer shall require. The Controller shall generally perform all duties usually appertaining to the affairs of the controller of a company, except to the extent that the Board of Managers, the Chief Executive Officer or Chief Financial Officer shall have otherwise provided, and shall perform such other duties and have such other powers as may be prescribed by the Board of Managers, the Chief Financial Officer or this Agreement.

(r)	Assistant Officers: Subject to the direction of the Chief Executive Officer, President, Chief Financial Officer and Treasurer, any Assistant Treasurer may perform any of the duties and exercise any of the powers that may be performed by the Treasurer. Subject to the direction of the Chief Executive Officer, President and Secretary, any Assistant Secretary may perform any of the duties and exercise any of the powers that may be performed by the Secretary. Any other assistant officer may perform any of the duties and exercise any of the powers that may be exercised by the officer such assistant officer assists, subject to the direction of such officer.

(s)	Voting Stock of Subsidiary Corporations: Subject to any contrary direction that the Board of Managers has provided, powers of attorney, proxies, waivers of notice of meetings, consents and other instruments relating to securities owned by the Company may be executed in the name of and on behalf of the Company by any officer and any employee or other person designated by an officer and such person may, in the name and on behalf of the Company, take all such action as the officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation, company, partnership or other entity in which the Company may own securities, or to execute written consents in lieu thereof. At any such meeting, or in giving any such consent, such person shall possess and may exercise any and all rights and powers incident to the ownership of such securities and which, as the owner thereof, the Company might have exercised and possessed if present. The Board of Managers may, by resolution, from time to time confer like powers upon any other person or persons.

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(t)	Contracts, Instruments, Powers of Attorneys: In addition to the authority of the Board of Managers to authorize any person to do so, any officer of the Company may, subject to any contrary direction that the Board of Managers has provided, in the name and on behalf of the Company enter into, execute and deliver any and all agreements, contracts, promissory notes, bonds or other certificates or evidences of indebtedness of the Company, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents pertaining to a matter within the authority of such officer as provided by this Agreement or otherwise provided by action of the Board of Managers and may further authorize (including without limitation, by power of attorney) any employee or other person as agent for the Company to do so.

7.	Allocations, Distributions, Profits and Losses

So long as the Member is the sole member of the Company, all the items of income, profit and loss of the Company shall be allocated to the Member and all cash and other distributable assets of the Company shall be distributed to the Member. Distributions shall be made at such time, to such extent and in such manner as the Board of Managers shall determine.

8.	Term

The Company shall be dissolved, its affairs shall be wound up and its assets distributed, and it shall be terminated upon the sole election of the Member or otherwise in accordance with the Plan or the LLC Act.

9.	Bankruptcy of Member

The occurrence of any event set forth in Section 18-304 of the LLC Act (Events of Bankruptcy) with respect to a member of the Company shall not cause such member to cease to be a member of the Company and, upon the occurrence of such an event, the Company shall continue without dissolution.

10.	Liability

The debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the Company, and no Member, Manager, officer or authorized signatory of the Company shall be obligated personally for any such debt, obligation or liability of the Company solely by reason of being a Member, Manager, officer or authorized signatory. The personal liability of the Member, Manager, officers and any authorized signatories to the Company is eliminated or limited to the fullest extent permitted under the LLC Act, and no Member, Manager, officer or authorized signatory shall have any liability to the Company except as expressly required by the LLC Act; provided, however, that nothing contained herein shall protect any Manager, officer or authorized signatory against any liability to the Company or the Member to which such Manager, officer or authorized signatory would otherwise be subject by reason of (i) any act or omission of such Manager, officer or

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authorized signatory that involves actual fraud or willful misconduct or (ii) any transaction from which such Manager, officer or authorized signatory derived improper personal benefit.

11.	Indemnification; Insurance

(a)	The Company, to the extent and in a manner permitted by Delaware law as in effect from time to time, shall indemnify any person (including the heirs, executors, administrators or estate of any such person) who was or is made a party to or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (including any appeal thereof), whether civil, criminal, administrative, regulatory or investigative in nature, by reason of the fact that such person is or was (after the Commencement Date, but only in respect of any acts, omissions or event occurring after the Commencement Date) a Manager, officer, authorized signatory, employee or agent of the Company, or is or was (after the Commencement Date, but only in respect of any acts, omissions or event occurring after the Commencement Date) serving at the request of the Company as a director, officer, shareholder, member, manager, partner, trustee, fiduciary, authorized signatory, employee or agent (a “Subsidiary Officer”) of another corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise (an “Associated Entity”), against expenses (including attorneys’ fees and disbursements), costs, judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred by such person in connection with, and shall advance expenses incurred by such person in advance of the final disposition of, such action, suit or proceeding, to the same extent (but only to such extent) that such person would be entitled to indemnification therefor or reimbursement or advance thereof from LBHI in accordance with the by-laws of LBHI as in effect from time to time, and subject to any limitations and procedures contained therein, as if the Company were LBHI and the person seeking indemnification stood in the same relation to LBHI as he or she does to the Company, mutatis mutandis, with references to the Board of Directors therein being deemed to be to the Board of Managers of the Company, and references to officers therein being deemed to include authorized signatories.

(b)	The Company may purchase and maintain insurance on behalf of any person who is or was (after the Commencement Date, but only in respect of any acts, omissions or event occurring after the Commencement Date) a Manager, officer, authorized signatory, employee or agent of the Company, or is or was (after the Commencement Date, but only in respect of any acts, omissions or event occurring after the Commencement Date) serving at the request of the Company as a Subsidiary Officer of any Associated Entity, against any liability asserted against such person and incurred by such person in any capacity, or arising out of such person’s status as such, whether or not the Company would have the power to indemnify such person against such liability under the provisions of this Section or applicable law.

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12.	Fiscal Year

The fiscal year of the Company shall be the same as that of LBHI or any successor thereto, so long as all or a majority of the membership interests of the Company are owned by LBHI or any direct or indirect subsidiary thereof, unless the Board of Managers shall otherwise determine.

13.	Tax Characterization of the Company

For any tax period during which the Company has only one member, it is the intention of the Member that the Company be treated, wherever permitted, as a division of such sole member for federal, state, local and foreign income tax purposes. For any tax period during which the Company has more than one member, it is the intention of the Member that the Company shall be taxed, wherever permitted, as a “partnership” for federal, state, local and foreign income tax purposes. The Member agrees to take all reasonable actions, including the amendment of this Agreement and the execution of other documents, as may reasonably be required in order for the Company to qualify for such treatment for federal, state, local and foreign income tax purposes.

14.	Seal

The Company may have a seal which shall be in such form as approved by the Board of Managers and may be altered at its pleasure. The Company seal may be used by causing it or a facsimile thereof to be impressed, affixed or reproduced by the Secretary or any Assistant Secretary.

15.	Records

Any records maintained by the Company in the regular course of its business, including its books of account and minute books, may be kept on, or by means of, or be in the form of, any information storage device or method, provided that the records so kept can be converted into clearly legible paper form within a reasonable time. The Company shall so convert any records so kept upon the request of any person entitled to inspect such records pursuant to any provision of the LLC Act. The books and records of the Company shall be maintained in accordance with generally accepted accounting principles and Section 704(b) of the Internal Revenue Code and the Regulations thereunder.

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16.	Non-Voting Securities

The Company shall not be authorized to issue any non-voting equity securities of any class, series or other designation to the extent prohibited by section 1123(a)(6) of the Bankruptcy Code; provided, however, that, the foregoing restriction shall (i) have no further force and effect beyond that required under section 1123(a)(6) of the Bankruptcy Code and (ii) only have such force and effect to the extent and for so long as section 1123(a)(6) of the Bankruptcy Code is in effect and applies to the Company.

17.	Amendment

This Agreement may be amended and/or restated at any time with the written consent of the Member.

18.	Assignments

The Member may at any time assign in whole or in part its limited liability company interest in the Company. If the Member transfers all of its interest in the Company pursuant to this Section 18, the transferee shall be admitted to the Company as a member upon its execution of an instrument signifying its agreement to be bound by the terms and conditions of this Agreement. Such admission shall be deemed effective simultaneous with the transfer, and, immediately following such admission, the transferor Member shall cease to be a member of the Company.

19.	Priority

Notwithstanding anything to the contrary herein, in the case of any inconsistency between this Agreement and the Plan, the Plan shall govern.

20.	Governing Law

This Agreement shall be construed and enforced in accordance with the law of the State of Delaware without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

[The remainder of this page is left blank intentionally.]

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IN WITNESS WHEREOF, the undersigned has executed this Agreement as of this      day of [—], 2011.

PAMI LLC

By:

Name: [—]
Title: Member

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SCHEDULE I

NAME	AMOUNT	PERCENTAGE INTEREST

PAMI LLC	$1000	100%

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EXHIBIT 1

PART P – STRUCTURED ASSET SECURITIES CORPORATION

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

STRUCTURED ASSET SECURITIES CORPORATION

Structured Asset Securities Corporation (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies as follows:

1. The name of the Corporation is Structured Asset Securities Corporation.

2. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on January 2, 1987 pursuant to the DGCL.

3. This Amended and Restated Certificate of Incorporation amends and restates in its entirety the Certificate of Incorporation of the Corporation, as amended.

4. On September 15, 2008 and periodically thereafter, Lehman Brothers Holdings Inc. and certain of its affiliates (including the Corporation) each commenced a voluntary case under title 11, chapter 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).

5. This Amended and Restated Certificate of Incorporation has been deemed approved without the need for Board of Directors or stockholder approval pursuant to Section 303 of the DGCL because it has been adopted pursuant to the Third Amended Joint Chapter 11 Plan of Lehman Brothers Holdings Inc. and its affiliated debtors, as confirmed on [—] by the Bankruptcy Court (the “Plan”).

6. This Amended and Restated Certificate of Incorporation has been duly executed and acknowledged by a representative of the Corporation appointed pursuant to the Plan in accordance with the provisions of Sections 242, 245 and 303 of the DGCL.

7. The text of the Certificate of Incorporation is hereby amended and restated to read, in its entirety, as follows:

FIRST: The name of the corporation is Structured Asset Securities Corporation.

SECOND: The address of the registered office of the Corporation in the State of Delaware is Corporation Service Company, 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle 19808. The name of the registered agent of the Corporation in the State of Delaware at such address is Corporation Service Company.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity (a) for which a corporation may be organized under the DGCL and (b) as contemplated by the Plan.

FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is one thousand (1,000) and the par value of each of such shares is one dollar ($1.00) amounting in the aggregate to one thousand dollars ($1,000). The Corporation shall not be authorized to issue any non-voting capital stock of any class, series or other designation to the extent prohibited by section 1123(a)(6) of the Bankruptcy Code; provided, however, that, the foregoing restriction shall (i) have no further force and effect beyond that required under section 1123(a)(6) of the Bankruptcy Code and (ii) only have such force and effect to the extent and for so long as section 1123(a)(6) of the Bankruptcy Code is in effect and applies to the Corporation.

FIFTH: The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation, and of its directors and stockholders:

1. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors of the Corporation. The election of directors need not be by written ballot.

2. The number of directors which shall constitute the entire Board of Directors shall be one (1) person who shall be a concurrently serving member of the board of directors of Lehman Brothers Holdings Inc. The initial director shall have an initial term of one year. The director shall thereafter be elected (a) at the annual meeting of the stockholder or (b) by action of the stockholder in lieu of such meeting, and each director elected at such annual meeting or by such action shall hold office until the next annual meeting of the stockholder and until his successor shall be elected and shall qualify, subject, however, to prior death, disability, resignation, retirement, disqualification or removal from office.

3. Any vacancies on the Board of Directors resulting from death, disability, resignation, retirement, disqualification, removal from office or other cause shall be filled by a vote of the stockholder of the Corporation.

4. The sole director of the Corporation may be removed at any time with or without cause by the stockholder.

5. In furtherance and not in limitation of the powers conferred by law, the Board of Directors or the stockholder of the Corporation are expressly authorized to alter, amend, repeal, in whole or in part, or adopt new bylaws of the Corporation (the “By-Laws”), subject to the requirements of the Bankruptcy Code and in accordance with the Plan; provided, however, that notice of such alteration, amendment, repeal or adoption shall be contained in the notice of meeting of the stockholder or the Board of Directors, as the case may be, at which such action is proposed to be taken. Any such alteration, amendment, repeal or adoption must be approved by the affirmative vote of either the stockholder or the Board of Directors.

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SIXTH: No director of the Corporation shall be personally liable to the Corporation or the stockholder for monetary damages for breach of fiduciary duty as a director; provided, however, that this limitation of liability of a director shall not apply with respect to (i) any breach of the director’s duty of loyalty to the Corporation or the stockholder, (ii) act or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) any liability arising under Section 174 of the General Corporation Law of the State of Delaware and (iv) for any transaction from which the director derives an improper personal benefit.

SEVENTH: Meetings of the stockholder may be held within or outside the State of Delaware, as the By-Laws may provide. The books of the Corporation may be kept (subject to any provision contained in the DGCL) at such place or places as may be designated from time to time by the Board of Directors or in the By-Laws.

EIGHTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in any manner now or hereafter prescribed by law, subject to the requirements of the Bankruptcy Code and in accordance with the Plan, and all rights conferred upon the stockholder of the Corporation or others herein are granted subject to this reservation.

NINTH: Notwithstanding anything to the contrary herein, in the case of any inconsistency between this Amended and Restated Certificate of Incorporation and the Plan, the Plan shall govern.

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IN WITNESS WHEREOF, Structured Asset Securities Corporation has caused this Certificate of Incorporation to be signed by                     , its Authorized Representative, on the      day of     , 201    .

Structured Asset Securities Corporation

By:
Name:
Title: Authorized Representative

STRUCTURED ASSET SECURITIES CORPORATION

Incorporated Under the Laws of the

State of Delaware

AMENDED AND RESTATED

BY-LAWS

ARTICLE I

OFFICES

Structured Asset Securities Corporation (the “Corporation”) shall maintain a registered office in the State of Delaware. The Corporation may also have other offices at such places, either within or outside the State of Delaware, as the board of directors of the Corporation (the “Board of Directors”) may from time to time designate or the business of the Corporation may require.

ARTICLE II

STOCKHOLDER

Section 1. Place of Meetings. Meetings of the sole stockholder of the Corporation (the “Stockholder”) for the election of directors or for any other purpose shall be held on such date, at such time and at such place, either within or outside the State of Delaware, as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof. Only if so determined by the Board of Directors, in its sole discretion, a meeting of the Stockholder may be held not at any place, but may instead be held solely by means of remote communication, as provided in the General Corporation Law of the State of Delaware.

Section 2. Annual Meeting. The Annual Meeting of the Stockholder shall be held on such date and at such time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting, at which meeting the Stockholder shall elect a Board of Directors and transact only such other business as is properly brought before the meeting. Notice of the Annual Meeting of the Stockholder stating the place, date and hour of the meeting shall be given as permitted by law to the Stockholder not less than ten (10) nor more than sixty (60) days before the date of the meeting.

Section 3. Special Meetings. Unless otherwise prescribed by law or the Amended and Restated Certificate of Incorporation (such Certificate, as amended from time to time, the “Certificate of Incorporation”), special meetings of the Stockholder may be called only by the Stockholder, the Chief Executive Officer or the President in the absence or disability of the Chief Executive Officer, or the Secretary at the request of the Board of Directors. Notice of a Special Meeting stating the place, date and hour of the meeting and the purposes for which the meeting is called shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to the Stockholder.

Only such business as is specified in the notice of special meeting shall come before such meeting.

Section 4. Quorum. Except as otherwise provided by law or by the Certificate of Incorporation, the presence in person or representation by proxy of the Stockholder shall constitute a quorum at all meetings of the Stockholder for the transaction of business.

Section 5. Voting. When a quorum is present or represented at any meeting, the vote of the Stockholder shall decide any question brought before such meeting. The Stockholder shall be entitled at every meeting of the Stockholder to one vote for each share of stock held by it, and such vote may be cast either in person or by proxy, provided that the Stockholder may not exercise any such voting rights in conflict with Article VII of the Third Amended Joint Chapter 11 Plan of Lehman Brothers Holdings Inc. and its affiliated debtors pursuant to Section 1125 of the Bankruptcy Code (the “Plan”).

Section 6. Action by Stockholder Without a Meeting. Any action required to be taken at any annual or special meeting of the Stockholder, or any action which may be taken at any annual or special meeting of the Stockholder, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the Stockholder and shall be delivered to the Corporation by delivery to its principal place of business or to an officer or agent of the Corporation having custody of the book in which proceedings of meetings of the Stockholder are recorded.

ARTICLE III

DIRECTORS

Section 1. Number; Election; Tenure; Qualification; Vacancies; Removal. Except as otherwise provided herein, matters relating to the number, election, tenure, qualification, vacancies and removal of the Board of Directors are addressed in the Certificate of Incorporation.

Section 2. Duties and Powers. The business of the Corporation shall be managed by or under the direction of the Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation, the Plan Trust Agreement dated [                    ], or by these By-Laws directed or required to be exercised or done solely by the Stockholder.

Section 3. Meetings. The Board of Directors of the Corporation may hold meetings, both regular and special, either within or outside the State of Delaware. Regular meetings of the Board of Directors may be held without notice at such time and at such place as may from time to time be determined by the Board of Directors. Special meetings of the Board of Directors may be called by the Chief Executive Officer, the President or the sole director. Notice thereof stating the place, date and hour of the meeting shall be given to the sole director either (i) by mail or courier not less than forty-

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eight (48) hours before the date of the meeting or (ii) by telephone, telegram or facsimile or electronic transmission, not less than twenty-four (24) hours before the time of the meeting or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances (provided that notice of any meeting need not be given to the sole director if he shall either submit, before or after such meeting, a waiver of notice or attend the meeting without protesting, at the beginning thereof, the lack of notice).

Section 4. Quorum. Except as may be otherwise provided by law or by the Certificate of Incorporation, the presence in person or representation by proxy of the sole director of the Corporation shall constitute a quorum at all meetings of the Board of Directors for the transaction of business, and the vote of the sole director shall be the act of the Board of Directors.

Section 5. Action Without A Meeting. Unless otherwise provided by the Certificate of Incorporation or these By-Laws, any action required or permitted to be taken by the Board of Directors may be taken without a meeting if the sole director of the Corporation consents in writing or by electronic transmission to the adoption of a resolution authorizing the action. The resolution and the consent thereto in writing or by electronic transmission by the sole director shall be filed with the minutes of the proceedings of the Board of Directors.

Section 6. Participation By Telephone. Unless otherwise provided by the Certificate of Incorporation or these By-Laws, the sole director may participate in a meeting of the Board of Directors by means of a conference telephone or other communications equipment allowing all persons participating in the meeting to hear each other. Participation by such means shall constitute presence in person at the meeting.

Section 7. Compensation. The sole director may be paid his expenses, if any, for attendance at each meeting of the Board of Directors and may be paid compensation as a director and for attendance at each meeting of the Board of Directors in such amounts as the Board of Directors may fix from time to time. No such payment shall preclude the sole director from serving the Corporation in any other capacity or entering into transactions otherwise permitted by the Certificate of Incorporation, these By-Laws or applicable law.

Section 8. Resignation. Any director may resign at any time. Such resignation shall be made in writing or by electronic transmission and shall take effect at the time specified therein, or, if no time be specified, at the time of its receipt by the Chief Executive Officer, President or the Secretary. The acceptance of a resignation shall not be necessary to make it effective unless so specified therein.

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ARTICLE IV

OFFICERS

Section 1. General. The officers of the Corporation shall be elected by the Board of Directors and may consist of a Chief Executive Officer, a Chief Financial Officer, one or more Senior Vice Presidents, one or more Vice Presidents, a Secretary, a Treasurer and a Controller. The Board of Directors, in its discretion, may also elect and specifically identify as officers of the Corporation a President, one or more Chief Operating Officers, one or more Executive Vice Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers and one or more Assistant Controllers as in its judgment may be necessary or desirable. Any number of offices may be held by the same person, except the offices of President and Secretary or as otherwise prohibited by law, the Certificate of Incorporation or these By-Laws. The officers of the Corporation need not be stockholders or directors of the Corporation. Any office named or provided for in this Article IV (including, without limitation, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and Controller) may, at any time and from time to time, be held by one or more persons. If an office is held by more than one person, each person holding such office shall serve as a co-officer (with the appropriate corresponding title) and shall have general authority, individually and without the need for any action by any other co-officer, to exercise all the powers of the holder of such office of the Corporation specified in these By-Laws and shall perform such other duties and have such other powers as may be prescribed by the Board of Directors or such other officer specified in this Article IV.

Section 2. Election; Removal; Remuneration. The Board of Directors at its first meeting held after each Annual Meeting of the Stockholder shall elect the officers of the Corporation who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors and may elect additional officers and may fill vacancies among the officers previously elected at any subsequent meeting of the Board of Directors; and all officers of the Corporation shall hold office until their successors are chosen and qualified, or until their earlier resignation or removal. Any officer elected by the Board of Directors may be removed at any time, either for or without cause, by the affirmative vote of the Board of Directors. Notwithstanding anything to the contrary herein, unless otherwise specifically provided in the resolution of the Board of Directors electing such officer, any officer that was at the time of his appointment to office an employee of Lehman Brothers Holdings Inc. (“LBHI”), any of LBHI’s subsidiaries, LAMCO LLC or any of its affiliates, or Alvarez & Marsal Holdings, LLC (“A&M”) or any affiliates of A&M wholly owned by A&M and any of its employees shall automatically, without further action by the Board of Directors and without the necessity or acceptance of a resignation or relinquishment, be removed from all offices he may hold when he shall cease to be employed by at least one of such entities, whether by death, retirement, termination with or without cause or otherwise.

Section 3. Voting Securities Owned by the Corporation. Powers of attorney, proxies, waivers of notice of meetings, consents and other instruments relating to

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securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by an officer, and any such officer may, in the name and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation, company, partnership or other entity in which the Corporation may own securities, or to execute written consents in lieu thereof, and at any such meeting, or in giving any such consent, shall possess and may exercise any and all rights and powers incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed if present. The Board of Directors may, by resolution, from time to time confer like powers upon any other person or persons.

Section 4. Chief Executive Officer. The Chief Executive Officer shall, subject to the direction of the Board of Directors, have general and active control of the affairs and business of the Corporation and general supervision of its officers, officials, employees and agents. The Chief Executive Officer shall preside at all meetings of the Stockholder and shall preside at all meetings of the Board of Directors, unless the Board of Directors shall have chosen another chairman. The Chief Executive Officer shall see that all orders and resolutions of the Board of Directors are carried into effect, and in addition, the Chief Executive Officer shall have all the powers and perform all the duties generally appertaining to the office of the chief executive officer of a corporation. The Chief Executive Officer shall designate the person or persons who shall exercise his powers and perform his duties in his absence or disability and the absence or disability of the President. The Chief Executive Officer may, subject to any contrary direction that the Board of Directors has provided, execute and deliver, in the name and on the behalf of the Corporation, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents, except as otherwise provided by law.

Section 5. President. The President shall have such powers and perform such duties as are prescribed by the Chief Executive Officer or the Board of Directors, and in the absence or disability of the Chief Executive Officer, the President shall have the powers and perform the duties of the Chief Executive Officer, except to the extent the Board of Directors shall have otherwise provided. In addition, the President shall have such powers and perform such duties generally appertaining to the office of the president of a corporation, except to the extent the Chief Executive Officer or the Board of Directors shall have otherwise provided. The President may, subject to any contrary direction that the Board of Directors has provided, execute and deliver, in the name and on the behalf of the Corporation, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents, except as otherwise provided by law.

Section 6. Chief Operating Officers. The Chief Operating Officer(s) shall be chief operating officer(s) of the Corporation and shall assist the Chief Executive Officer and the President in the active management of and supervision and direction over the business and affairs of the Corporation, subject, however, to the direction of the Chief Executive Officer and the President and the control of the Board of Directors. In

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addition, the Chief Operating Officer(s) shall have such powers and perform such duties generally appertaining to the office of the chief operating officer of a corporation, except to the extent the Chief Executive Officer, the President or the Board of Directors shall have otherwise provided, and shall perform such other duties and have such other powers as may be prescribed by the Board of Directors, the Chief Executive Officer, the President or these By-Laws. The Chief Operating Officer(s) may, subject to any contrary direction that the Board of Directors has provided, execute and deliver, in the name and on the behalf of the Corporation, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents, except as otherwise provided by law.

Section 7. Executive Vice Presidents. The Executive Vice Presidents of the Corporation shall perform such duties and have such powers as may, from time to time, be assigned to them by these By-Laws, the Board of Directors, the Chief Executive Officer, the President or a Chief Operating Officer. Each Executive Vice President may, subject to any contrary direction that the Board of Directors has provided, execute and deliver, in the name and on the behalf of the Corporation, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents relating to the regular course of the duties of his office or so delegated to him, except as otherwise provided by law.

Section 8. Senior Vice Presidents. The Senior Vice Presidents of the Corporation shall perform such duties and have such powers as may, from time to time, be assigned to them by these By-Laws, the Board of Directors, the Chief Executive Officer, the President, a Chief Operating Officer or an Executive Vice President. Each Senior Vice President may, subject to any contrary direction that the Board of Directors has provided, execute and deliver, in the name and on the behalf of the Corporation, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents relating to the regular course of the duties of his office or so delegated to him, except as otherwise provided by law.

Section 9. Vice Presidents. The Vice Presidents of the Corporation shall perform such duties and have such powers as may, from time to time, be assigned to them by these By-Laws, the Board of Directors, the Chief Executive Officer, the President, a Chief Operating Officer, an Executive Vice President or a Senior Vice President. Each Vice President may, subject to any contrary direction that the Board of Directors has provided, execute and deliver, in the name and on the behalf of the Corporation, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents relating to the regular course of the duties of his office or so delegated to him, except as otherwise provided by law.

Section 10. Secretary. The Secretary shall attend all meetings of the Board of Directors and of the Stockholder and record all votes and the minutes of all proceedings in a book to be kept for that purpose. The Secretary shall keep in safe custody the seal of

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the Corporation and affix it to any instrument when so authorized by the Board of Directors or any officer. The Secretary shall give or cause to be given, notice of all meetings of the Stockholder and special meetings of the Board of Directors and shall perform generally all the duties and have all the powers usually appertaining to the office of secretary of a corporation including, without limitation, the power to certify the Certificate of Incorporation, these By-Laws, any actions of the Board of Directors or the Stockholder and the incumbency of any officers, except to the extent that the Board of Directors or the Chief Executive Officer shall have otherwise provided, and shall perform such other duties and have such other powers as may be prescribed by the Board of Directors or these By-Laws. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his signature.

Section 11. Assistant Secretaries. Subject to the direction of the Chief Executive Officer, President and Secretary, any Assistant Secretary may perform any of the duties and exercise any of the powers that may be performed by the Secretary.

Section 12. Chief Financial Officer. The Chief Financial Officer shall have responsibility for the administration of the financial affairs of the Corporation and shall exercise supervisory responsibility for the performance of the duties of the Treasurer and the Controller. The Chief Financial Officer shall render to the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all of the transactions effected by the Treasurer and Controller and of the financial condition of the Corporation. The Chief Financial Officer shall generally perform all the duties usually appertaining to the affairs of a chief financial officer of a corporation and shall perform such other duties and have such other powers as may be prescribed by the Board of Directors or these By-Laws. The Chief Financial Officer may, subject to any contrary direction that the Board of Directors has provided, execute and deliver, in the name and on the behalf of the Corporation, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents relating to the financial affairs of the Corporation, except as otherwise provided by law.

Section 13. Treasurer. The Treasurer shall have, subject to the direction of the Board of Directors and the Chief Financial Officer, general supervision of the funds, other financial assets and accounts of the Corporation, and shall have and may exercise all such powers and discharge such duties as usually pertain to the office of treasurer of a corporation, including to have custody of funds and securities owned by the Corporation, to cause to be kept full and accurate accounts of receipts and disbursements in books belonging to the Corporation, to deposit all monies and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated as authorized in accordance with these By-Laws and to disburse the funds of the Corporation as may be authorized in accordance with these By-laws, taking proper vouchers for such disbursements, and to render to the Board of Directors, the Chief Executive Officer, a Chief Operating Officer, the President or the Chief Financial Officer, when required thereby, an account of the financial condition of the Corporation, except to the extent that the Board of Directors or the Chief Executive Officer or Chief

7

Financial Officer shall have otherwise provided. The Treasurer may, subject to any contrary direction that the Board of Directors has provided, sign, execute and deliver, in the name and on the behalf of the Corporation, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings and other documents relating to the financial affairs of the Corporation, except as otherwise provided by law.

Section 14. Assistant Treasurers. Subject to the direction of the Chief Executive Officer, President, Chief Financial Officer and Treasurer, any Assistant Treasurer may perform any of the duties and exercise any of the powers that may be performed by the Treasurer.

Section 15. Controller. The Controller shall prepare and have the care and custody of the books of account of the Corporation. The Controller shall keep a full and accurate account of all monies received and paid on account of the Corporation, and shall render a statement of the Controller’s accounts whenever the Board of Directors, Chief Executive Officer, Chief Operating Officer, President, Chief Financial Officer or Treasurer shall require. The Controller shall generally perform all duties usually appertaining to the affairs of the controller of a corporation, except to the extent that the Board of Directors, the Chief Executive Officer or Chief Financial Officer shall have otherwise provided, and shall perform such other duties and have such other powers as may be prescribed by the Board of Directors, the Chief Financial Officer or these By-Laws.

Section 16. Additional Powers and Duties. In addition to the foregoing especially enumerated duties and powers, the several officers of the Corporation shall perform such other duties and exercise such further powers as the Board of Directors may, from time to time, determine or as may be assigned to them by any superior officer.

Section 17. Other Officers. The Board of Directors may designate such other officers having such duties and powers as it may specify from time to time.

ARTICLE V

CAPITAL STOCK

Section 1. Ownership. The shares of issued and outstanding stock of the Corporation shall be represented by a certificate or certificates, unless and until the Board of Directors adopts a resolution permitting such shares to be uncertificated. The certificate(s) shall be signed by, or in the name of the Corporation by, (a) the Chief Executive Officer, the President or a Vice-President, and (b) the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, certifying the number of shares owned by such stockholder in the Corporation.

Section 2. Signatures. Any signature required to be on a certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such

8

officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

Section 3. Lost, Stolen or Destroyed Certificate. The Board of Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of the lost, stolen or destroyed certificate, or its legal representative, to advertise the same in such manner as the Board of Directors shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

ARTICLE VI

INDEMNIFICATION

Section 1. Indemnification of Officers and Directors: The Corporation shall indemnify each person who serves or has served as a director or officer of the Corporation against personal liability (including expenses) incurred in connection with any action, suit or proceeding to which such person is or is threatened to be made a party by reason of the fact that such person is or was a director or officer of the Corporation, including service as a director or officer (or in any similar capacity) of any subsidiary of the Corporation or, at the request of the Corporation, of any other company, to the fullest extent and on the terms provided by Section 145 of the General Corporation Law of the State of Delaware. Nothing contained in this section shall limit the ability of the Corporation to indemnify or advance expenses to any current or former director, officer, employee or agent of the Corporation pursuant to law or any agreement, action of the Board of Directors or the Stockholder or other arrangement or limit any right any current or former director, officer, employee or agent may have to indemnity or advance of expenses under any bylaw of the Corporation in effect prior to the date of these By-Laws with respect to any action taken, any omission, status as a director, officer, employee or agent or any state of affairs existing prior to the date of these By-Laws. No repeal or modification of this section shall affect any rights or obligations hereunder of any person with respect to any action or omission of any such person occurring, or any state of facts then existing, before such repeal or modification, regardless of whether a claim arising out of such action, omission or state of facts is asserted before or after such repeal or modification.

ARTICLE VII

GENERAL

Section 1. Fiscal Year. The fiscal year of the Corporation shall be such date as shall be fixed by resolution of the Board of Directors from time to time.

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Section 2. Corporate Seal. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words “Corporate Seal, Delaware.” The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise upon any paper, certificate or document.

Section 3. Contracts, Instruments, Powers of Attorney. In addition to the authority of the Board of Directors to authorize any person to do so, any officer of the Corporation may, subject to any contrary direction that the Board of Directors has provided, in the name and on behalf of the Corporation, enter into, execute and deliver any and all agreements, contracts, promissory notes, bonds or other certificates or evidences of indebtedness of the Corporation, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents pertaining to a matter within the authority of such officer as provided by these By-Laws or otherwise provided by action of the Board of Directors and may further authorize (including without limitation, by power of attorney) any employee or other person as agent for the Corporation to do so.

Section 4. Amendments. These By-Laws may be altered, amended or repealed, in whole or in part, or new By-Laws may be adopted by the Stockholder or by the Board of Directors at any meeting thereof; provided, however, that notice of such alteration, amendment, repeal or adoption of new By-Laws shall be contained in the notice of such meeting of the Stockholder or in a notice of such meeting of the Board of Directors, as the case may be. All such amendments must be approved by either the affirmative vote of the Stockholder or the Board of Directors.

Section 5. Cessation of Officership and Directorship. Any authority to act in the name or on behalf of the Corporation that was granted by name to any individual shall immediately cease in the event that such individual ceases to be an officer or director of the Corporation, unless otherwise provided by the Board of Directors.

Section 6. Waivers. Whenever under the provisions of law, the Certificate of Incorporation or these By-Laws, the Corporation or the Board of Directors is authorized to take any action after notice to the Stockholder or the sole director, or after the lapse of a prescribed period of time, such action may be taken without notice and without the lapse of any period of time, if at any time before or after such action be completed such requirements be waived in writing by the person or persons entitled to said notice or entitled to participate in the action to be taken or, in the case of the Stockholder, by its attorney thereunto authorized, and, if the Stockholder or the sole director shall be present at any meeting, such presence shall constitute a waiver of notice for such meeting unless the Stockholder or sole director, as applicable, protests the lack of notice at the outset of the meeting.

Section 7. Ratification. Any transaction questioned, including in any lawsuit, on the ground of lack of authority, defective or irregular execution or authorization, adverse interest of a director, officer or stockholder, non-disclosure, miscomputation, or the application of improper principles or practices of accounting or on any ground, may

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be ratified (including, if questioned in any lawsuit, before or after judgment), by the Board of Directors or by the Stockholder, and if so ratified shall have the same force and effect as if the questioned transaction had been originally duly authorized. Such ratification shall be binding upon the Corporation and the Stockholder and shall constitute a bar to any claim or execution of any judgment in respect of such questioned transaction.

Section 8. Priority. Notwithstanding anything to the contrary herein, in the case of any inconsistency between these By-Laws and the Plan, the Plan shall govern.

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EXHIBIT 1

PART Q – LB 2080 KALAKAUA OWNERS LLC

LB 2080 KALAKAUA OWNERS LLC

AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

This Amended and Restated Limited Liability Company Agreement (this “Agreement”) of LB 2080 Kalakaua Owners LLC, a Delaware limited liability company (the “Company”), having an address at c/o Lehman Brothers Holdings Inc., 1271 Avenue of the Americas, New York, NY 10020, is made by PAMI LLC, a Delaware limited liability company, as the sole member of the Company (the “Member”).

RECITALS:

(a)	On September 15, 2008 and periodically thereafter, Lehman Brothers Holdings Inc. and certain of its affiliates (including the Company) each commenced a voluntary case under title 11, chapter 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).

(b)	This Amended and Restated Limited Liability Company Agreement has been deemed approved without the need for Board of Managers or Member approval because it has been adopted pursuant to the Third Amended Joint Chapter 11 Plan of Lehman Brothers Holdings Inc. and its affiliated debtors, as confirmed on [—] by the Bankruptcy Court (the “Plan”).

1.	Formation

(a)	The Company has been formed as a Delaware limited liability company pursuant to the Delaware Limited Liability Company Act (the “LLC Act”). A Certificate of Formation of the Company was filed with the Secretary of State of the State of Delaware on April 24, 2003, and such filing and any amendments to the Certificate of Formation of the Company on file with the Secretary of State of the State of Delaware in effect as of the date of this Agreement are hereby ratified and confirmed in all respects.

(b)	The Member, as sole member, has contributed to the Company in cash or kind the respective amount/assets set forth on Schedule I hereto. The Member shall have no obligation to make any further capital contributions to the Company.

2.	Definitions

“A&M” means Alvarez & Marsal Holdings, LLC.

“Board of Managers” means the board of managers designated in Section 5 hereof.

“Electronic Transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

“LBHI” means Lehman Brothers Holdings Inc.

“Manager” means the sole member of the Board of Managers as designated in, or selected pursuant to, Section 5 hereof.

“Percentage Interest” means the Member’s share of the profits and losses of the Company and the Member’s percentage right to receive distributions of the Company’s assets. The Percentage Interest of the Member shall be 100%.

3.	Registered Office and Principal Place of Business

The registered office of the Company in the State of Delaware shall be 2711 Centerville Road, Suite 400, Wilmington, Delaware, and its registered agent for service of process on the Company at such address is Corporation Service Company. The principal place of business of the Company shall be located at c/o Lehman Brothers Holdings Inc., 1271 Avenue of the Americas, New York, NY 10020 or at such other or additional places as the Board of Managers may determine.

4.	Business

The business of the Company is to engage in any lawful act or activity (a) for which a Limited Liability Company may be formed under the LLC Act and (b) as contemplated by the Plan.

5.	Management of the Company

(a)	Subject to (i) the delegation of rights and powers as provided herein and (ii) the provisions of the Plan, the Board of Managers shall have the sole right to manage the business and conduct the operations and affairs of the Company and shall have all powers and rights as necessary, appropriate or advisable to effectuate and carry out the purposes and business of the Company.

(b)	The Board of Managers shall have one (1) Manager, who shall be a concurrently serving member of the board of directors of LBHI. The initial Manager shall be the following individual:

[—]

The initial Manager shall have an initial term, and, if re-elected, subsequent terms of one (1) year. The Manager shall thereafter be elected (a) at the annual meeting of the Member or (b) by action of the Member in lieu of such meeting, and each Manager elected at such annual meeting or by such action shall hold office until

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the next annual meeting of the Member and until his successor shall be elected and shall qualify, subject, however, to prior death, disability, resignation, retirement, disqualification or removal from office. Any vacancy on the Board of Managers resulting from death, disability, resignation, retirement, disqualification, removal from office or other cause shall be filled by a vote of the Member. The Member may remove the Manager at any time with or without cause.

(c)	Place of Meetings

All meetings of the Manager may be held at any place that has been designated from time to time by resolution of the Manager. In the absence of such a designation, regular meetings shall be held at the principal place of business of the Company.

(d)	Regular Meetings

Regular meetings of the Manager shall be held at least once per year at such times and at such places as shall be fixed by resolution of the Manager. Such regular meetings may be held without notice.

(e)	Special Meetings

Special meetings of the Manager for any purpose or purposes may be called at any time by the Manager.

(f)	Action Without a Meeting

Any action to be taken by the Manager at a meeting may be taken without such meeting by the written consent of the Manager then in office. Any written consent may be executed and given by facsimile, Electronic Transmission or similar means. Such written consents shall be filed with the minutes of the proceedings of the Manager.

(g)	Compensation

The Manager shall not receive any stated salary for its services as Manager, but by resolution of the Manager a fixed fee and expenses of attendance may be allowed for attendance at each meeting. Nothing herein contained shall be construed to preclude the Manager from serving the Company in any other capacity, as an officer, agent or otherwise.

6.	Officers/Authority

(a)

Officers: Notwithstanding anything herein to the contrary, a person that is not employed by at least one of LBHI (or its successor) or any of its subsidiaries, LAMCO LLC or any of its affiliates, or the Company may serve as an officer of

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the Company, so long as such person is employed by A&M or any affiliates thereof wholly owned by A&M and any of its employees.

(b)	Number: The officers of the Company may be a Chief Executive Officer, a President, a Chief Financial Officer, a Secretary and a Treasurer, and such other officers as may from time to time be designated in accordance with the provisions of this Agreement. In addition, other officers, including without limitation, one or more Chief Operating Officers, one or more Executive Vice Presidents, one or more Senior Vice Presidents, one or more Vice Presidents, a Controller and one or more Assistant Controllers, Assistant Secretaries or Assistant Treasurers, may from time to time be elected by the Board of Managers, and shall have such powers and perform such duties as are provided by this Agreement or as may be assigned to them by the Board of Managers. Any two or more offices may be held by the same person, except the offices of President and Secretary or as otherwise prohibited by law. Any office named or provided for in this Agreement (including, without limitation, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and Controller) may, at any time and from time to time, be held by one or more persons. If an office is held by more than one person, each person holding such office shall serve as a co-officer (with the appropriate corresponding title) and shall have general authority, individually and without the need for any action by any other co-officer, to exercise all the powers of the holder of such office of the Company specified in this Agreement and shall perform such other duties and have such other powers as may be prescribed by the Board of Managers or such other officer specified in this Agreement.

(c)	Election; Term of Office and Qualifications: The officers shall be chosen by the Board of Managers. Each such officer shall, except as herein otherwise provided, hold office until the selection and qualification of his successor.

(d)	Removal of Officers: Any officer of the Company may be removed from office, with or without cause, by a vote of the Board of Managers. Notwithstanding anything to the contrary herein, unless otherwise specifically provided in the resolution of the Board of Managers electing such officer, any officer that was at the time of his appointment to office an employee of the Company, LBHI or any successor thereto, any of LBHI’s subsidiaries, LAMCO LLC or any of its affiliates, or A&M or any affiliates of A&M wholly owned by A&M and any of its employees shall automatically, without further action by the Board of Managers and without the necessity or acceptance of a resignation or relinquishment, be removed from all offices he may hold when he shall cease to be employed by at least one of such entities, whether by death, retirement, termination with or without cause or otherwise.

(e)

Resignation: Any officer of the Company may resign at any time. Such resignation shall be in writing or by Electronic Transmission and shall take effect at the time specified therein, and if no time be specified, at the time of its receipt

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by an officer of the Company. The acceptance of a resignation shall not be necessary in order to make it effective.

(f)	Filling of Vacancies: A vacancy in any office shall be filled by the Board of Managers.

(g)	Compensation: The compensation of the officers shall be fixed by the Board of Managers or by any officer(s) to whom such authority may be delegated by the Board of Managers.

(h)	Chief Executive Officer: The Chief Executive Officer shall, subject to the direction of the Board of Managers, have general and active control of the affairs and business of the Company and general supervision of its officers, officials, employees and agents. The Chief Executive Officer shall preside at all meetings of the Member and shall preside at all meetings of the Board of Managers. The Chief Executive Officer shall see that all orders and resolutions of the Board of Managers are carried into effect, and in addition, the Chief Executive Officer shall have all the powers and perform all the duties generally appertaining to the office of the chief executive officer of a company. The Chief Executive Officer shall designate the person or persons who shall exercise his powers and perform his duties in his absence or disability and the absence or disability of the President. The Chief Executive Officer may, subject to any contrary direction that the Board of Managers has provided, execute and deliver, in the name and on the behalf of the Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents, except as otherwise provided by law.

(i)	President: The President shall have such powers and perform such duties as are prescribed by the Chief Executive Officer or the Board of Managers, and in the absence or disability of the Chief Executive Officer, the President shall have the powers and perform the duties of the Chief Executive Officer, except to the extent the Board of Managers shall have otherwise provided. In addition, the President shall have such powers and perform such duties generally appertaining to the office of the president of a company, except to the extent the Chief Executive Officer or the Board of Managers shall have otherwise provided. The President may, subject to any contrary direction that the Board of Managers has provided, execute and deliver, in the name and on the behalf of the Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents, except as otherwise provided by law.

(j)

Chief Operating Officer: The Chief Operating Officer(s) shall be chief operating officer(s) of the Company and shall assist the Chief Executive Officer and the President in the active management of and supervision and direction over the business and affairs of the Company, subject, however, to the direction of the Chief Executive Officer and the President and the control of the Board of

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Managers. In addition, the Chief Operating Officer(s) shall have such powers and perform such duties generally appertaining to the office of the chief operating officer of a company, except to the extent the Chief Executive Officer, the President or the Board of Managers shall have otherwise provided, and shall perform such other duties and have such other powers as may be prescribed by the Board of Managers, the Chief Executive Officer, the President or this Agreement. The Chief Operating Officer(s) may, subject to any contrary direction that the Board of Managers has provided, execute and deliver, in the name and on the behalf of the Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents, except as otherwise provided by law.

(k)	Chief Financial Officer: The Chief Financial Officer shall have responsibility for the administration of the financial affairs of the Company and shall exercise supervisory responsibility for the performance of the duties of the Treasurer and the Controller. The Chief Financial Officer shall render to the Board of Managers, at its regular meetings, or when the Board of Managers so requires, an account of all of the transactions effected by the Treasurer and Controller and of the financial condition of the Company. The Chief Financial Officer shall generally perform all the duties usually appertaining to the affairs of a chief financial officer of a company and shall perform such other duties and have such other powers as may be prescribed by the Board of Managers or this Agreement. The Chief Financial Officer may, subject to any contrary direction that the Board of Managers has provided, execute and deliver, in the name and on the behalf of the Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents relating to the financial affairs of the Company, except as otherwise provided by law.

(l)	Executive Vice Presidents. The Executive Vice Presidents of the Company shall perform such duties and have such powers as may, from time to time, be assigned to them by this Agreement, the Board of Managers, the Chief Executive Officer, the President or a Chief Operating Officer. Each Executive Vice President may, subject to any contrary direction that the Board of Managers has provided, execute and deliver, in the name and on the behalf of the Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents relating to the regular course of the duties of his office or so delegated to him, except as otherwise provided by law.

(m)

Senior Vice Presidents. The Senior Vice Presidents of the Company shall perform such duties and have such powers as may, from time to time, be assigned to them by this Agreement, the Board of Managers, the Chief Executive Officer, the President, a Chief Operating Officer or an Executive Vice President. Each Senior Vice President may, subject to any contrary direction that the Board of Managers has provided, execute and deliver, in the name and on the behalf of the

6

Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents relating to the regular course of the duties of his office or so delegated to him, except as otherwise provided by law.

(n)	Vice Presidents: The Vice Presidents of the Company shall perform such duties and have such powers as may, from time to time, be assigned to them by this Agreement, the Board of Managers, the Chief Executive Officer, the President, a Chief Operating Officer, an Executive Vice President or a Senior Vice President. Each Vice President may, subject to any contrary direction that the Board of Managers has provided, execute and deliver, in the name and on the behalf of the Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents relating to the regular course of the duties of his office or so delegated to him, except as otherwise provided by law.

(o)	Secretary: The Secretary shall attend all meetings of the Board of Managers and of the Member and record all votes and the minutes of all proceedings in a book to be kept for that purpose. The Secretary shall keep in safe custody the seal of the Company and affix it to any instrument when so authorized by the Board of Managers or any officer. The Secretary shall give or cause to be given, notice of all meetings of the Member and special meetings of the Board of Managers and shall perform generally all the duties and have all the powers usually appertaining to the office of secretary of a company including, without limitation, the power to certify the Certificate of Formation, this Agreement, any actions of the Board of Managers or the Member and the incumbency of any officers, except to the extent that the Board of Managers or the Chief Executive Officer shall have otherwise provided, and shall perform such other duties and have such other powers as may be prescribed by the Board of Managers or this Agreement. The Board of Managers may give general authority to any other officer to affix the seal of the Company and to attest the affixing by his signature.

(p)

Treasurer: The Treasurer shall have, subject to the direction of the Board of Managers and the Chief Financial Officer, general supervision of the funds, other financial assets and accounts of the Company, and shall have and may exercise all such powers and discharge such duties as usually pertain to the office of treasurer of a company, including to have custody of funds and securities owned by the Company, to cause to be kept full and accurate accounts of receipts and disbursements in books belonging to the Company, to deposit all monies and other valuable effects in the name and to the credit of the Company in such depositories as may be designated as authorized in accordance with this Agreement and to disburse the funds of the Company as may be authorized in accordance with this Agreement, taking proper vouchers for such disbursements, and to render to the Board of Managers, the Chief Executive Officer, a Chief Operating Officer, the President or the Chief Financial Officer, when required thereby, an account of the financial condition of the Company, except to the

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extent that the Board of Managers or the Chief Executive Officer or Chief Financial Officer shall have otherwise provided. The Treasurer may, subject to any contrary direction that the Board of Managers has provided, sign, execute and deliver, in the name and on the behalf of the Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings and other documents relating to the financial affairs of the Company, except as otherwise provided by law.

(q)	Controller: The Controller shall prepare and have the care and custody of the books of account of the Company. The Controller shall keep a full and accurate account of all monies received and paid on account of the Company, and shall render a statement of the Controller’s accounts whenever the Board of Managers, Chief Executive Officer, Chief Operating Officer, President, Chief Financial Officer or Treasurer shall require. The Controller shall generally perform all duties usually appertaining to the affairs of the controller of a company, except to the extent that the Board of Managers, the Chief Executive Officer or Chief Financial Officer shall have otherwise provided, and shall perform such other duties and have such other powers as may be prescribed by the Board of Managers, the Chief Financial Officer or this Agreement.

(r)	Assistant Officers: Subject to the direction of the Chief Executive Officer, President, Chief Financial Officer and Treasurer, any Assistant Treasurer may perform any of the duties and exercise any of the powers that may be performed by the Treasurer. Subject to the direction of the Chief Executive Officer, President and Secretary, any Assistant Secretary may perform any of the duties and exercise any of the powers that may be performed by the Secretary. Any other assistant officer may perform any of the duties and exercise any of the powers that may be exercised by the officer such assistant officer assists, subject to the direction of such officer.

(s)	Voting Stock of Subsidiary Corporations: Subject to any contrary direction that the Board of Managers has provided, powers of attorney, proxies, waivers of notice of meetings, consents and other instruments relating to securities owned by the Company may be executed in the name of and on behalf of the Company by any officer and any employee or other person designated by an officer and such person may, in the name and on behalf of the Company, take all such action as the officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation, company, partnership or other entity in which the Company may own securities, or to execute written consents in lieu thereof. At any such meeting, or in giving any such consent, such person shall possess and may exercise any and all rights and powers incident to the ownership of such securities and which, as the owner thereof, the Company might have exercised and possessed if present. The Board of Managers may, by resolution, from time to time confer like powers upon any other person or persons.

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(t)	Contracts, Instruments, Powers of Attorneys: In addition to the authority of the Board of Managers to authorize any person to do so, any officer of the Company may, subject to any contrary direction that the Board of Managers has provided, in the name and on behalf of the Company enter into, execute and deliver any and all agreements, contracts, promissory notes, bonds or other certificates or evidences of indebtedness of the Company, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents pertaining to a matter within the authority of such officer as provided by this Agreement or otherwise provided by action of the Board of Managers and may further authorize (including without limitation, by power of attorney) any employee or other person as agent for the Company to do so.

7.	Allocations, Distributions, Profits and Losses

So long as the Member is the sole member of the Company, all the items of income, profit and loss of the Company shall be allocated to the Member and all cash and other distributable assets of the Company shall be distributed to the Member. Distributions shall be made at such time, to such extent and in such manner as the Board of Managers shall determine.

8.	Term

The Company shall be dissolved, its affairs shall be wound up and its assets distributed, and it shall be terminated upon the sole election of the Member or otherwise in accordance with the Plan or the LLC Act.

9.	Bankruptcy of Member

The occurrence of any event set forth in Section 18-304 of the LLC Act (Events of Bankruptcy) with respect to a member of the Company shall not cause such member to cease to be a member of the Company and, upon the occurrence of such an event, the Company shall continue without dissolution.

10.	Liability

The debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the Company, and no Member, Manager, officer or authorized signatory of the Company shall be obligated personally for any such debt, obligation or liability of the Company solely by reason of being a Member, Manager, officer or authorized signatory. The personal liability of the Member, Manager, officers and any authorized signatories to the Company is eliminated or limited to the fullest extent permitted under the LLC Act, and no Member, Manager, officer or authorized signatory shall have any liability to the Company except as expressly required by the LLC Act; provided, however, that nothing contained herein shall protect any Manager, officer or authorized signatory against any liability to the Company or the Member to which such Manager, officer or authorized signatory would otherwise be subject by reason of (i) any act or omission of such Manager, officer or

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authorized signatory that involves actual fraud or willful misconduct or (ii) any transaction from which such Manager, officer or authorized signatory derived improper personal benefit.

11.	Indemnification; Insurance

(a)	The Company, to the extent and in a manner permitted by Delaware law as in effect from time to time, shall indemnify any person (including the heirs, executors, administrators or estate of any such person) who was or is made a party to or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (including any appeal thereof), whether civil, criminal, administrative, regulatory or investigative in nature, by reason of the fact that such person is or was (after the Commencement Date, but only in respect of any acts, omissions or event occurring after the Commencement Date) a Manager, officer, authorized signatory, employee or agent of the Company, or is or was (after the Commencement Date, but only in respect of any acts, omissions or event occurring after the Commencement Date) serving at the request of the Company as a director, officer, shareholder, member, manager, partner, trustee, fiduciary, authorized signatory, employee or agent (a “Subsidiary Officer”) of another corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise (an “Associated Entity”), against expenses (including attorneys’ fees and disbursements), costs, judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred by such person in connection with, and shall advance expenses incurred by such person in advance of the final disposition of, such action, suit or proceeding, to the same extent (but only to such extent) that such person would be entitled to indemnification therefor or reimbursement or advance thereof from LBHI in accordance with the by-laws of LBHI as in effect from time to time, and subject to any limitations and procedures contained therein, as if the Company were LBHI and the person seeking indemnification stood in the same relation to LBHI as he or she does to the Company, mutatis mutandis, with references to the Board of Directors therein being deemed to be to the Board of Managers of the Company, and references to officers therein being deemed to include authorized signatories.

(b)	The Company may purchase and maintain insurance on behalf of any person who is or was (after the Commencement Date, but only in respect of any acts, omissions or event occurring after the Commencement Date) a Manager, officer, authorized signatory, employee or agent of the Company, or is or was (after the Commencement Date, but only in respect of any acts, omissions or event occurring after the Commencement Date) serving at the request of the Company as a Subsidiary Officer of any Associated Entity, against any liability asserted against such person and incurred by such person in any capacity, or arising out of such person’s status as such, whether or not the Company would have the power to indemnify such person against such liability under the provisions of this Section or applicable law.

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12.	Fiscal Year

The fiscal year of the Company shall be the same as that of LBHI or any successor thereto, so long as all or a majority of the membership interests of the Company are owned by LBHI or any direct or indirect subsidiary thereof, unless the Board of Managers shall otherwise determine.

13.	Tax Characterization of the Company

For any tax period during which the Company has only one member, it is the intention of the Member that the Company be treated, wherever permitted, as a division of such sole member for federal, state, local and foreign income tax purposes. For any tax period during which the Company has more than one member, it is the intention of the Member that the Company shall be taxed, wherever permitted, as a “partnership” for federal, state, local and foreign income tax purposes. The Member agrees to take all reasonable actions, including the amendment of this Agreement and the execution of other documents, as may reasonably be required in order for the Company to qualify for such treatment for federal, state, local and foreign income tax purposes.

14.	Seal

The Company may have a seal which shall be in such form as approved by the Board of Managers and may be altered at its pleasure. The Company seal may be used by causing it or a facsimile thereof to be impressed, affixed or reproduced by the Secretary or any Assistant Secretary.

15.	Records

Any records maintained by the Company in the regular course of its business, including its books of account and minute books, may be kept on, or by means of, or be in the form of, any information storage device or method, provided that the records so kept can be converted into clearly legible paper form within a reasonable time. The Company shall so convert any records so kept upon the request of any person entitled to inspect such records pursuant to any provision of the LLC Act. The books and records of the Company shall be maintained in accordance with generally accepted accounting principles and Section 704(b) of the Internal Revenue Code and the Regulations thereunder.

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16.	Non-Voting Securities

The Company shall not be authorized to issue any non-voting equity securities of any class, series or other designation to the extent prohibited by section 1123(a)(6) of the Bankruptcy Code; provided, however, that, the foregoing restriction shall (i) have no further force and effect beyond that required under section 1123(a)(6) of the Bankruptcy Code and (ii) only have such force and effect to the extent and for so long as section 1123(a)(6) of the Bankruptcy Code is in effect and applies to the Company.

17.	Amendment

This Agreement may be amended and/or restated at any time with the written consent of the Member.

18.	Assignments

The Member may at any time assign in whole or in part its limited liability company interest in the Company. If the Member transfers all of its interest in the Company pursuant to this Section 18, the transferee shall be admitted to the Company as a member upon its execution of an instrument signifying its agreement to be bound by the terms and conditions of this Agreement. Such admission shall be deemed effective simultaneous with the transfer, and, immediately following such admission, the transferor Member shall cease to be a member of the Company.

19.	Priority

Notwithstanding anything to the contrary herein, in the case of any inconsistency between this Agreement and the Plan, the Plan shall govern.

20.	Governing Law

This Agreement shall be construed and enforced in accordance with the law of the State of Delaware without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

[The remainder of this page is left blank intentionally.]

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IN WITNESS WHEREOF, the undersigned has executed this Agreement as of this      day of [—], 2011.

PAMI LLC

By:

Name: [—]
Title: Member

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SCHEDULE I

NAME	AMOUNT	PERCENTAGE INTEREST

PAMI LLC	$1000	100%

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EXHIBIT 1

PART R – MERIT, LLC

MERIT, LLC

AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

This Amended and Restated Limited Liability Company Agreement (this “Agreement”) of Merit, LLC, a Delaware limited liability company (the “Company”), having an address at c/o Lehman Brothers Holdings Inc., 1271 Avenue of the Americas, New York, NY 10020, is made by Lehman Commercial Paper, Inc., a Delaware corporation, as the sole member of the Company (the “Member”).

RECITALS:

(a)	On September 15, 2008 and periodically thereafter, Lehman Brothers Holdings Inc. and certain of its affiliates (including the Company) each commenced a voluntary case under title 11, chapter 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).

(b)	This Amended and Restated Limited Liability Company Agreement has been deemed approved without the need for Board of Managers or Member approval because it has been adopted pursuant to the Third Amended Joint Chapter 11 Plan of Lehman Brothers Holdings Inc. and its affiliated debtors, as confirmed on [—] by the Bankruptcy Court (the “Plan”).

1.	Formation

(a)	The Company has been formed as a Delaware limited liability company pursuant to the Delaware Limited Liability Company Act (the “LLC Act”). A Certificate of Formation of the Company was filed with the Secretary of State of the State of Delaware on November 13, 2006, and such filing and any amendments to the Certificate of Formation of the Company on file with the Secretary of State of the State of Delaware in effect as of the date of this Agreement are hereby ratified and confirmed in all respects.

(b)	The Member, as sole member, has contributed to the Company in cash or kind the respective amount/assets set forth on Schedule I hereto. The Member shall have no obligation to make any further capital contributions to the Company.

2.	Definitions

“A&M” means Alvarez & Marsal Holdings, LLC.

“Board of Managers” means the board of managers designated in Section 5 hereof.

“Electronic Transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

“LBHI” means Lehman Brothers Holdings Inc.

“Manager” means the sole member of the Board of Managers as designated in, or selected pursuant to, Section 5 hereof.

“Percentage Interest” means the Member’s share of the profits and losses of the Company and the Member’s percentage right to receive distributions of the Company’s assets. The Percentage Interest of the Member shall be 100%.

3.	Registered Office and Principal Place of Business

The registered office of the Company in the State of Delaware shall be 2711 Centerville Road, Suite 400, Wilmington, Delaware, and its registered agent for service of process on the Company at such address is Corporation Service Company. The principal place of business of the Company shall be located at c/o Lehman Brothers Holdings Inc., 1271 Avenue of the Americas, New York, NY 10020 or at such other or additional places as the Board of Managers may determine.

4.	Business

The business of the Company is to engage in any lawful act or activity (a) for which a Limited Liability Company may be formed under the LLC Act and (b) as contemplated by the Plan.

5.	Management of the Company

(a)	Subject to (i) the delegation of rights and powers as provided herein and (ii) the provisions of the Plan, the Board of Managers shall have the sole right to manage the business and conduct the operations and affairs of the Company and shall have all powers and rights as necessary, appropriate or advisable to effectuate and carry out the purposes and business of the Company.

(b)	The Board of Managers shall have one (1) Manager, who shall be a concurrently serving member of the board of directors of LBHI. The initial Manager shall be the following individual:

[—]

The initial Manager shall have an initial term, and, if re-elected, subsequent terms of one (1) year. The Manager shall thereafter be elected (a) at the annual meeting of the Member or (b) by action of the Member in lieu of such meeting, and each Manager elected at such annual meeting or by such action shall hold office until

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the next annual meeting of the Member and until his successor shall be elected and shall qualify, subject, however, to prior death, disability, resignation, retirement, disqualification or removal from office. Any vacancy on the Board of Managers resulting from death, disability, resignation, retirement, disqualification, removal from office or other cause shall be filled by a vote of the Member. The Member may remove the Manager at any time with or without cause.

(c)	Place of Meetings

All meetings of the Manager may be held at any place that has been designated from time to time by resolution of the Manager. In the absence of such a designation, regular meetings shall be held at the principal place of business of the Company.

(d)	Regular Meetings

Regular meetings of the Manager shall be held at least once per year at such times and at such places as shall be fixed by resolution of the Manager. Such regular meetings may be held without notice.

(e)	Special Meetings

Special meetings of the Manager for any purpose or purposes may be called at any time by the Manager.

(f)	Action Without a Meeting

Any action to be taken by the Manager at a meeting may be taken without such meeting by the written consent of the Manager then in office. Any written consent may be executed and given by facsimile, Electronic Transmission or similar means. Such written consents shall be filed with the minutes of the proceedings of the Manager.

(g)	Compensation

The Manager shall not receive any stated salary for its services as Manager, but by resolution of the Manager a fixed fee and expenses of attendance may be allowed for attendance at each meeting. Nothing herein contained shall be construed to preclude the Manager from serving the Company in any other capacity, as an officer, agent or otherwise.

6.	Officers/Authority

(a)

Officers: Notwithstanding anything herein to the contrary, a person that is not employed by at least one of LBHI (or its successor) or any of its subsidiaries, LAMCO LLC or any of its affiliates, or the Company may serve as an officer of

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the Company, so long as such person is employed by A&M or any affiliates thereof wholly owned by A&M and any of its employees.

(b)	Number: The officers of the Company may be a Chief Executive Officer, a President, a Chief Financial Officer, a Secretary and a Treasurer, and such other officers as may from time to time be designated in accordance with the provisions of this Agreement. In addition, other officers, including without limitation, one or more Chief Operating Officers, one or more Executive Vice Presidents, one or more Senior Vice Presidents, one or more Vice Presidents, a Controller and one or more Assistant Controllers, Assistant Secretaries or Assistant Treasurers, may from time to time be elected by the Board of Managers, and shall have such powers and perform such duties as are provided by this Agreement or as may be assigned to them by the Board of Managers. Any two or more offices may be held by the same person, except the offices of President and Secretary or as otherwise prohibited by law. Any office named or provided for in this Agreement (including, without limitation, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and Controller) may, at any time and from time to time, be held by one or more persons. If an office is held by more than one person, each person holding such office shall serve as a co-officer (with the appropriate corresponding title) and shall have general authority, individually and without the need for any action by any other co-officer, to exercise all the powers of the holder of such office of the Company specified in this Agreement and shall perform such other duties and have such other powers as may be prescribed by the Board of Managers or such other officer specified in this Agreement.

(c)	Election; Term of Office and Qualifications: The officers shall be chosen by the Board of Managers. Each such officer shall, except as herein otherwise provided, hold office until the selection and qualification of his successor.

(d)	Removal of Officers: Any officer of the Company may be removed from office, with or without cause, by a vote of the Board of Managers. Notwithstanding anything to the contrary herein, unless otherwise specifically provided in the resolution of the Board of Managers electing such officer, any officer that was at the time of his appointment to office an employee of the Company, LBHI or any successor thereto, any of LBHI’s subsidiaries, LAMCO LLC or any of its affiliates, or A&M or any affiliates of A&M wholly owned by A&M and any of its employees shall automatically, without further action by the Board of Managers and without the necessity or acceptance of a resignation or relinquishment, be removed from all offices he may hold when he shall cease to be employed by at least one of such entities, whether by death, retirement, termination with or without cause or otherwise.

(e)

Resignation: Any officer of the Company may resign at any time. Such resignation shall be in writing or by Electronic Transmission and shall take effect at the time specified therein, and if no time be specified, at the time of its receipt

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by an officer of the Company. The acceptance of a resignation shall not be necessary in order to make it effective.

(f)	Filling of Vacancies: A vacancy in any office shall be filled by the Board of Managers.

(g)	Compensation: The compensation of the officers shall be fixed by the Board of Managers or by any officer(s) to whom such authority may be delegated by the Board of Managers.

(h)	Chief Executive Officer: The Chief Executive Officer shall, subject to the direction of the Board of Managers, have general and active control of the affairs and business of the Company and general supervision of its officers, officials, employees and agents. The Chief Executive Officer shall preside at all meetings of the Member and shall preside at all meetings of the Board of Managers. The Chief Executive Officer shall see that all orders and resolutions of the Board of Managers are carried into effect, and in addition, the Chief Executive Officer shall have all the powers and perform all the duties generally appertaining to the office of the chief executive officer of a company. The Chief Executive Officer shall designate the person or persons who shall exercise his powers and perform his duties in his absence or disability and the absence or disability of the President. The Chief Executive Officer may, subject to any contrary direction that the Board of Managers has provided, execute and deliver, in the name and on the behalf of the Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents, except as otherwise provided by law.

(i)	President: The President shall have such powers and perform such duties as are prescribed by the Chief Executive Officer or the Board of Managers, and in the absence or disability of the Chief Executive Officer, the President shall have the powers and perform the duties of the Chief Executive Officer, except to the extent the Board of Managers shall have otherwise provided. In addition, the President shall have such powers and perform such duties generally appertaining to the office of the president of a company, except to the extent the Chief Executive Officer or the Board of Managers shall have otherwise provided. The President may, subject to any contrary direction that the Board of Managers has provided, execute and deliver, in the name and on the behalf of the Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents, except as otherwise provided by law.

(j)

Chief Operating Officer: The Chief Operating Officer(s) shall be chief operating officer(s) of the Company and shall assist the Chief Executive Officer and the President in the active management of and supervision and direction over the business and affairs of the Company, subject, however, to the direction of the Chief Executive Officer and the President and the control of the Board of

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Managers. In addition, the Chief Operating Officer(s) shall have such powers and perform such duties generally appertaining to the office of the chief operating officer of a company, except to the extent the Chief Executive Officer, the President or the Board of Managers shall have otherwise provided, and shall perform such other duties and have such other powers as may be prescribed by the Board of Managers, the Chief Executive Officer, the President or this Agreement. The Chief Operating Officer(s) may, subject to any contrary direction that the Board of Managers has provided, execute and deliver, in the name and on the behalf of the Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents, except as otherwise provided by law.

(k)	Chief Financial Officer: The Chief Financial Officer shall have responsibility for the administration of the financial affairs of the Company and shall exercise supervisory responsibility for the performance of the duties of the Treasurer and the Controller. The Chief Financial Officer shall render to the Board of Managers, at its regular meetings, or when the Board of Managers so requires, an account of all of the transactions effected by the Treasurer and Controller and of the financial condition of the Company. The Chief Financial Officer shall generally perform all the duties usually appertaining to the affairs of a chief financial officer of a company and shall perform such other duties and have such other powers as may be prescribed by the Board of Managers or this Agreement. The Chief Financial Officer may, subject to any contrary direction that the Board of Managers has provided, execute and deliver, in the name and on the behalf of the Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents relating to the financial affairs of the Company, except as otherwise provided by law.

(l)	Executive Vice Presidents. The Executive Vice Presidents of the Company shall perform such duties and have such powers as may, from time to time, be assigned to them by this Agreement, the Board of Managers, the Chief Executive Officer, the President or a Chief Operating Officer. Each Executive Vice President may, subject to any contrary direction that the Board of Managers has provided, execute and deliver, in the name and on the behalf of the Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents relating to the regular course of the duties of his office or so delegated to him, except as otherwise provided by law.

(m)

Senior Vice Presidents. The Senior Vice Presidents of the Company shall perform such duties and have such powers as may, from time to time, be assigned to them by this Agreement, the Board of Managers, the Chief Executive Officer, the President, a Chief Operating Officer or an Executive Vice President. Each

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Senior Vice President may, subject to any contrary direction that the Board of Managers has provided, execute and deliver, in the name and on the behalf of the Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents relating to the regular course of the duties of his office or so delegated to him, except as otherwise provided by law.

(n)	Vice Presidents: The Vice Presidents of the Company shall perform such duties and have such powers as may, from time to time, be assigned to them by this Agreement, the Board of Managers, the Chief Executive Officer, the President, a Chief Operating Officer, an Executive Vice President or a Senior Vice President. Each Vice President may, subject to any contrary direction that the Board of Managers has provided, execute and deliver, in the name and on the behalf of the Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents relating to the regular course of the duties of his office or so delegated to him, except as otherwise provided by law.

(o)	Secretary: The Secretary shall attend all meetings of the Board of Managers and of the Member and record all votes and the minutes of all proceedings in a book to be kept for that purpose. The Secretary shall keep in safe custody the seal of the Company and affix it to any instrument when so authorized by the Board of Managers or any officer. The Secretary shall give or cause to be given, notice of all meetings of the Member and special meetings of the Board of Managers and shall perform generally all the duties and have all the powers usually appertaining to the office of secretary of a company including, without limitation, the power to certify the Certificate of Formation, this Agreement, any actions of the Board of Managers or the Member and the incumbency of any officers, except to the extent that the Board of Managers or the Chief Executive Officer shall have otherwise provided, and shall perform such other duties and have such other powers as may be prescribed by the Board of Managers or this Agreement. The Board of Managers may give general authority to any other officer to affix the seal of the Company and to attest the affixing by his signature.

(p)

Treasurer: The Treasurer shall have, subject to the direction of the Board of Managers and the Chief Financial Officer, general supervision of the funds, other financial assets and accounts of the Company, and shall have and may exercise all such powers and discharge such duties as usually pertain to the office of treasurer of a company, including to have custody of funds and securities owned by the Company, to cause to be kept full and accurate accounts of receipts and disbursements in books belonging to the Company, to deposit all monies and other valuable effects in the name and to the credit of the Company in such depositories as may be designated as authorized in accordance with this Agreement and to disburse the funds of the Company as may be authorized in accordance with this Agreement, taking proper vouchers for such disbursements, and to render to the Board of Managers, the Chief Executive Officer, a Chief

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Operating Officer, the President or the Chief Financial Officer, when required thereby, an account of the financial condition of the Company, except to the extent that the Board of Managers or the Chief Executive Officer or Chief Financial Officer shall have otherwise provided. The Treasurer may, subject to any contrary direction that the Board of Managers has provided, sign, execute and deliver, in the name and on the behalf of the Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings and other documents relating to the financial affairs of the Company, except as otherwise provided by law.

(q)	Controller: The Controller shall prepare and have the care and custody of the books of account of the Company. The Controller shall keep a full and accurate account of all monies received and paid on account of the Company, and shall render a statement of the Controller’s accounts whenever the Board of Managers, Chief Executive Officer, Chief Operating Officer, President, Chief Financial Officer or Treasurer shall require. The Controller shall generally perform all duties usually appertaining to the affairs of the controller of a company, except to the extent that the Board of Managers, the Chief Executive Officer or Chief Financial Officer shall have otherwise provided, and shall perform such other duties and have such other powers as may be prescribed by the Board of Managers, the Chief Financial Officer or this Agreement.

(r)	Assistant Officers: Subject to the direction of the Chief Executive Officer, President, Chief Financial Officer and Treasurer, any Assistant Treasurer may perform any of the duties and exercise any of the powers that may be performed by the Treasurer. Subject to the direction of the Chief Executive Officer, President and Secretary, any Assistant Secretary may perform any of the duties and exercise any of the powers that may be performed by the Secretary. Any other assistant officer may perform any of the duties and exercise any of the powers that may be exercised by the officer such assistant officer assists, subject to the direction of such officer.

(s)	Voting Stock of Subsidiary Corporations: Subject to any contrary direction that the Board of Managers has provided, powers of attorney, proxies, waivers of notice of meetings, consents and other instruments relating to securities owned by the Company may be executed in the name of and on behalf of the Company by any officer and any employee or other person designated by an officer and such person may, in the name and on behalf of the Company, take all such action as the officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation, company, partnership or other entity in which the Company may own securities, or to execute written consents in lieu thereof. At any such meeting, or in giving any such consent, such person shall possess and may exercise any and all rights and powers incident to the ownership of such securities and which, as the owner thereof, the Company might have exercised and possessed if present. The Board of Managers may, by resolution, from time to time confer like powers upon any other person or persons.

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(t)	Contracts, Instruments, Powers of Attorneys: In addition to the authority of the Board of Managers to authorize any person to do so, any officer of the Company may, subject to any contrary direction that the Board of Managers has provided, in the name and on behalf of the Company enter into, execute and deliver any and all agreements, contracts, promissory notes, bonds or other certificates or evidences of indebtedness of the Company, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents pertaining to a matter within the authority of such officer as provided by this Agreement or otherwise provided by action of the Board of Managers and may further authorize (including without limitation, by power of attorney) any employee or other person as agent for the Company to do so.

7.	Allocations, Distributions, Profits and Losses

So long as the Member is the sole member of the Company, all the items of income, profit and loss of the Company shall be allocated to the Member and all cash and other distributable assets of the Company shall be distributed to the Member. Distributions shall be made at such time, to such extent and in such manner as the Board of Managers shall determine.

8.	Term

The Company shall be dissolved, its affairs shall be wound up and its assets distributed, and it shall be terminated upon the sole election of the Member or otherwise in accordance with the Plan or the LLC Act.

9.	Bankruptcy of Member

The occurrence of any event set forth in Section 18-304 of the LLC Act (Events of Bankruptcy) with respect to a member of the Company shall not cause such member to cease to be a member of the Company and, upon the occurrence of such an event, the Company shall continue without dissolution.

10.	Liability

The debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the Company, and no Member, Manager, officer or authorized signatory of the Company shall be obligated personally for any such debt, obligation or liability of the Company solely by reason of being a Member, Manager, officer or authorized signatory. The personal liability of the Member, Manager, officers and any authorized signatories to the Company is eliminated or limited to the fullest extent permitted under the LLC Act, and no Member, Manager, officer or authorized signatory shall have any liability to the Company except as expressly required by the LLC Act; provided, however, that nothing contained herein shall protect any Manager, officer or authorized signatory against any liability to the Company or the Member to which such Manager, officer or authorized signatory

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would otherwise be subject by reason of (i) any act or omission of such Manager, officer or authorized signatory that involves actual fraud or willful misconduct or (ii) any transaction from which such Manager, officer or authorized signatory derived improper personal benefit.

11.	Indemnification; Insurance

(a)	The Company, to the extent and in a manner permitted by Delaware law as in effect from time to time, shall indemnify any person (including the heirs, executors, administrators or estate of any such person) who was or is made a party to or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (including any appeal thereof), whether civil, criminal, administrative, regulatory or investigative in nature, by reason of the fact that such person is or was (after the Commencement Date, but only in respect of any acts, omissions or event occurring after the Commencement Date) a Manager, officer, authorized signatory, employee or agent of the Company, or is or was (after the Commencement Date, but only in respect of any acts, omissions or event occurring after the Commencement Date) serving at the request of the Company as a director, officer, shareholder, member, manager, partner, trustee, fiduciary, authorized signatory, employee or agent (a “Subsidiary Officer”) of another corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise (an “Associated Entity”), against expenses (including attorneys’ fees and disbursements), costs, judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred by such person in connection with, and shall advance expenses incurred by such person in advance of the final disposition of, such action, suit or proceeding, to the same extent (but only to such extent) that such person would be entitled to indemnification therefor or reimbursement or advance thereof from LBHI in accordance with the by-laws of LBHI as in effect from time to time, and subject to any limitations and procedures contained therein, as if the Company were LBHI and the person seeking indemnification stood in the same relation to LBHI as he or she does to the Company, mutatis mutandis, with references to the Board of Directors therein being deemed to be to the Board of Managers of the Company, and references to officers therein being deemed to include authorized signatories.

(b)	The Company may purchase and maintain insurance on behalf of any person who is or was (after the Commencement Date, but only in respect of any acts, omissions or event occurring after the Commencement Date) a Manager, officer, authorized signatory, employee or agent of the Company, or is or was (after the Commencement Date, but only in respect of any acts, omissions or event occurring after the Commencement Date) serving at the request of the Company as a Subsidiary Officer of any Associated Entity, against any liability asserted against such person and incurred by such person in any capacity, or arising out of such person’s status as such, whether or not the Company would have the power to indemnify such person against such liability under the provisions of this Section or applicable law.

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12.	Fiscal Year

The fiscal year of the Company shall be the same as that of LBHI or any successor thereto, so long as all or a majority of the membership interests of the Company are owned by LBHI or any direct or indirect subsidiary thereof, unless the Board of Managers shall otherwise determine.

13.	Tax Characterization of the Company

For any tax period during which the Company has only one member, it is the intention of the Member that the Company be treated, wherever permitted, as a division of such sole member for federal, state, local and foreign income tax purposes. For any tax period during which the Company has more than one member, it is the intention of the Member that the Company shall be taxed, wherever permitted, as a “partnership” for federal, state, local and foreign income tax purposes. The Member agrees to take all reasonable actions, including the amendment of this Agreement and the execution of other documents, as may reasonably be required in order for the Company to qualify for such treatment for federal, state, local and foreign income tax purposes.

14.	Seal

The Company may have a seal which shall be in such form as approved by the Board of Managers and may be altered at its pleasure. The Company seal may be used by causing it or a facsimile thereof to be impressed, affixed or reproduced by the Secretary or any Assistant Secretary.

15.	Records

Any records maintained by the Company in the regular course of its business, including its books of account and minute books, may be kept on, or by means of, or be in the form of, any information storage device or method, provided that the records so kept can be converted into clearly legible paper form within a reasonable time. The Company shall so convert any records so kept upon the request of any person entitled to inspect such records pursuant to any provision of the LLC Act. The books and records of the Company shall be maintained in accordance with generally accepted accounting principles and Section 704(b) of the Internal Revenue Code and the Regulations thereunder.

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16.	Non-Voting Securities

The Company shall not be authorized to issue any non-voting equity securities of any class, series or other designation to the extent prohibited by section 1123(a)(6) of the Bankruptcy Code; provided, however, that, the foregoing restriction shall (i) have no further force and effect beyond that required under section 1123(a)(6) of the Bankruptcy Code and (ii) only have such force and effect to the extent and for so long as section 1123(a)(6) of the Bankruptcy Code is in effect and applies to the Company.

17.	Amendment

This Agreement may be amended and/or restated at any time with the written consent of the Member.

18.	Assignments

The Member may at any time assign in whole or in part its limited liability company interest in the Company. If the Member transfers all of its interest in the Company pursuant to this Section 18, the transferee shall be admitted to the Company as a member upon its execution of an instrument signifying its agreement to be bound by the terms and conditions of this Agreement. Such admission shall be deemed effective simultaneous with the transfer, and, immediately following such admission, the transferor Member shall cease to be a member of the Company.

19.	Priority

Notwithstanding anything to the contrary herein, in the case of any inconsistency between this Agreement and the Plan, the Plan shall govern.

20.	Governing Law

This Agreement shall be construed and enforced in accordance with the law of the State of Delaware without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

[The remainder of this page is left blank intentionally.]

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IN WITNESS WHEREOF, the undersigned has executed this Agreement as of this      day of [—], 2011.

LEHMAN COMMERCIAL PAPER, INC.

By:
Name: [—]

Title: Member

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SCHEDULE I

NAME	AMOUNT	PERCENTAGE INTEREST

Lehman Commercial Paper, Inc.	$1000	100%

14

EXHIBIT 1

PART S – LB PREFERRED SOMERSET LLC

LB PREFERRED SOMERSET LLC

AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

This Amended and Restated Limited Liability Company Agreement (this “Agreement”) of LB Preferred Somerset LLC, a Delaware limited liability company (the “Company”), having an address at c/o Lehman Brothers Holdings Inc., 1271 Avenue of the Americas, New York, NY 10020, is made by PAMI LLC, a Delaware limited liability company, as the sole member of the Company (the “Member”).

RECITALS:

(a)	On September 15, 2008 and periodically thereafter, Lehman Brothers Holdings Inc. and certain of its affiliates (including the Company) each commenced a voluntary case under title 11, chapter 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).

(b)	This Amended and Restated Limited Liability Company Agreement has been deemed approved without the need for Board of Managers or Member approval because it has been adopted pursuant to the Third Amended Joint Chapter 11 Plan of Lehman Brothers Holdings Inc. and its affiliated debtors, as confirmed on [—] by the Bankruptcy Court (the “Plan”).

1.	Formation

(a)	The Company has been formed as a Delaware limited liability company pursuant to the Delaware Limited Liability Company Act (the “LLC Act”). A Certificate of Formation of the Company was filed with the Secretary of State of the State of Delaware on July 13, 2007, and such filing and any amendments to the Certificate of Formation of the Company on file with the Secretary of State of the State of Delaware in effect as of the date of this Agreement are hereby ratified and confirmed in all respects.

(b)	The Member, as sole member, has contributed to the Company in cash or kind the respective amount/assets set forth on Schedule I hereto. The Member shall have no obligation to make any further capital contributions to the Company.

2.	Definitions

“A&M” means Alvarez & Marsal Holdings, LLC.

“Board of Managers” means the board of managers designated in Section 5 hereof.

“Electronic Transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

“LBHI” means Lehman Brothers Holdings Inc.

“Manager” means the sole member of the Board of Managers as designated in, or selected pursuant to, Section 5 hereof.

“Percentage Interest” means the Member’s share of the profits and losses of the Company and the Member’s percentage right to receive distributions of the Company’s assets. The Percentage Interest of the Member shall be 100%.

3.	Registered Office and Principal Place of Business

The registered office of the Company in the State of Delaware shall be 2711 Centerville Road, Suite 400, Wilmington, Delaware, and its registered agent for service of process on the Company at such address is Corporation Service Company. The principal place of business of the Company shall be located at c/o Lehman Brothers Holdings Inc., 1271 Avenue of the Americas, New York, NY 10020 or at such other or additional places as the Board of Managers may determine.

4.	Business

The business of the Company is to engage in any lawful act or activity (a) for which a Limited Liability Company may be formed under the LLC Act and (b) as contemplated by the Plan.

5.	Management of the Company

(a)	Subject to (i) the delegation of rights and powers as provided herein and (ii) the provisions of the Plan, the Board of Managers shall have the sole right to manage the business and conduct the operations and affairs of the Company and shall have all powers and rights as necessary, appropriate or advisable to effectuate and carry out the purposes and business of the Company.

(b)	The Board of Managers shall have one (1) Manager, who shall be a concurrently serving member of the board of directors of LBHI. The initial Manager shall be the following individual:

[—]

The initial Manager shall have an initial term, and, if re-elected, subsequent terms of one (1) year. The Manager shall thereafter be elected (a) at the annual meeting of the Member or (b) by action of the Member in lieu of such meeting, and each Manager elected at such annual meeting or by such action shall hold office until

2

the next annual meeting of the Member and until his successor shall be elected and shall qualify, subject, however, to prior death, disability, resignation, retirement, disqualification or removal from office. Any vacancy on the Board of Managers resulting from death, disability, resignation, retirement, disqualification, removal from office or other cause shall be filled by a vote of the Member. The Member may remove the Manager at any time with or without cause.

(c)	Place of Meetings

All meetings of the Manager may be held at any place that has been designated from time to time by resolution of the Manager. In the absence of such a designation, regular meetings shall be held at the principal place of business of the Company.

(d)	Regular Meetings

Regular meetings of the Manager shall be held at least once per year at such times and at such places as shall be fixed by resolution of the Manager. Such regular meetings may be held without notice.

(e)	Special Meetings

Special meetings of the Manager for any purpose or purposes may be called at any time by the Manager.

(f)	Action Without a Meeting

Any action to be taken by the Manager at a meeting may be taken without such meeting by the written consent of the Manager then in office. Any written consent may be executed and given by facsimile, Electronic Transmission or similar means. Such written consents shall be filed with the minutes of the proceedings of the Manager.

(g)	Compensation

The Manager shall not receive any stated salary for its services as Manager, but by resolution of the Manager a fixed fee and expenses of attendance may be allowed for attendance at each meeting. Nothing herein contained shall be construed to preclude the Manager from serving the Company in any other capacity, as an officer, agent or otherwise.

6.	Officers/Authority

(a)

Officers: Notwithstanding anything herein to the contrary, a person that is not employed by at least one of LBHI (or its successor) or any of its subsidiaries, LAMCO LLC or any of its affiliates, or the Company may serve as an officer of

3

the Company, so long as such person is employed by A&M or any affiliates thereof wholly owned by A&M and any of its employees.

(b)	Number: The officers of the Company may be a Chief Executive Officer, a President, a Chief Financial Officer, a Secretary and a Treasurer, and such other officers as may from time to time be designated in accordance with the provisions of this Agreement. In addition, other officers, including without limitation, one or more Chief Operating Officers, one or more Executive Vice Presidents, one or more Senior Vice Presidents, one or more Vice Presidents, a Controller and one or more Assistant Controllers, Assistant Secretaries or Assistant Treasurers, may from time to time be elected by the Board of Managers, and shall have such powers and perform such duties as are provided by this Agreement or as may be assigned to them by the Board of Managers. Any two or more offices may be held by the same person, except the offices of President and Secretary or as otherwise prohibited by law. Any office named or provided for in this Agreement (including, without limitation, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and Controller) may, at any time and from time to time, be held by one or more persons. If an office is held by more than one person, each person holding such office shall serve as a co-officer (with the appropriate corresponding title) and shall have general authority, individually and without the need for any action by any other co-officer, to exercise all the powers of the holder of such office of the Company specified in this Agreement and shall perform such other duties and have such other powers as may be prescribed by the Board of Managers or such other officer specified in this Agreement.

(c)	Election; Term of Office and Qualifications: The officers shall be chosen by the Board of Managers. Each such officer shall, except as herein otherwise provided, hold office until the selection and qualification of his successor.

(d)	Removal of Officers: Any officer of the Company may be removed from office, with or without cause, by a vote of the Board of Managers. Notwithstanding anything to the contrary herein, unless otherwise specifically provided in the resolution of the Board of Managers electing such officer, any officer that was at the time of his appointment to office an employee of the Company, LBHI or any successor thereto, any of LBHI’s subsidiaries, LAMCO LLC or any of its affiliates, or A&M or any affiliates of A&M wholly owned by A&M and any of its employees shall automatically, without further action by the Board of Managers and without the necessity or acceptance of a resignation or relinquishment, be removed from all offices he may hold when he shall cease to be employed by at least one of such entities, whether by death, retirement, termination with or without cause or otherwise.

(e)

Resignation: Any officer of the Company may resign at any time. Such resignation shall be in writing or by Electronic Transmission and shall take effect at the time specified therein, and if no time be specified, at the time of its receipt

4

by an officer of the Company. The acceptance of a resignation shall not be necessary in order to make it effective.

(f)	Filling of Vacancies: A vacancy in any office shall be filled by the Board of Managers.

(g)	Compensation: The compensation of the officers shall be fixed by the Board of Managers or by any officer(s) to whom such authority may be delegated by the Board of Managers.

(h)	Chief Executive Officer: The Chief Executive Officer shall, subject to the direction of the Board of Managers, have general and active control of the affairs and business of the Company and general supervision of its officers, officials, employees and agents. The Chief Executive Officer shall preside at all meetings of the Member and shall preside at all meetings of the Board of Managers. The Chief Executive Officer shall see that all orders and resolutions of the Board of Managers are carried into effect, and in addition, the Chief Executive Officer shall have all the powers and perform all the duties generally appertaining to the office of the chief executive officer of a company. The Chief Executive Officer shall designate the person or persons who shall exercise his powers and perform his duties in his absence or disability and the absence or disability of the President. The Chief Executive Officer may, subject to any contrary direction that the Board of Managers has provided, execute and deliver, in the name and on the behalf of the Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents, except as otherwise provided by law.

(i)	President: The President shall have such powers and perform such duties as are prescribed by the Chief Executive Officer or the Board of Managers, and in the absence or disability of the Chief Executive Officer, the President shall have the powers and perform the duties of the Chief Executive Officer, except to the extent the Board of Managers shall have otherwise provided. In addition, the President shall have such powers and perform such duties generally appertaining to the office of the president of a company, except to the extent the Chief Executive Officer or the Board of Managers shall have otherwise provided. The President may, subject to any contrary direction that the Board of Managers has provided, execute and deliver, in the name and on the behalf of the Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents, except as otherwise provided by law.

(j)

Chief Operating Officer: The Chief Operating Officer(s) shall be chief operating officer(s) of the Company and shall assist the Chief Executive Officer and the President in the active management of and supervision and direction over the business and affairs of the Company, subject, however, to the direction of the Chief Executive Officer and the President and the control of the Board of

5

Managers. In addition, the Chief Operating Officer(s) shall have such powers and perform such duties generally appertaining to the office of the chief operating officer of a company, except to the extent the Chief Executive Officer, the President or the Board of Managers shall have otherwise provided, and shall perform such other duties and have such other powers as may be prescribed by the Board of Managers, the Chief Executive Officer, the President or this Agreement. The Chief Operating Officer(s) may, subject to any contrary direction that the Board of Managers has provided, execute and deliver, in the name and on the behalf of the Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents, except as otherwise provided by law.

(k)	Chief Financial Officer: The Chief Financial Officer shall have responsibility for the administration of the financial affairs of the Company and shall exercise supervisory responsibility for the performance of the duties of the Treasurer and the Controller. The Chief Financial Officer shall render to the Board of Managers, at its regular meetings, or when the Board of Managers so requires, an account of all of the transactions effected by the Treasurer and Controller and of the financial condition of the Company. The Chief Financial Officer shall generally perform all the duties usually appertaining to the affairs of a chief financial officer of a company and shall perform such other duties and have such other powers as may be prescribed by the Board of Managers or this Agreement. The Chief Financial Officer may, subject to any contrary direction that the Board of Managers has provided, execute and deliver, in the name and on the behalf of the Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents relating to the financial affairs of the Company, except as otherwise provided by law.

(l)	Executive Vice Presidents. The Executive Vice Presidents of the Company shall perform such duties and have such powers as may, from time to time, be assigned to them by this Agreement, the Board of Managers, the Chief Executive Officer, the President or a Chief Operating Officer. Each Executive Vice President may, subject to any contrary direction that the Board of Managers has provided, execute and deliver, in the name and on the behalf of the Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents relating to the regular course of the duties of his office or so delegated to him, except as otherwise provided by law.

(m)

Senior Vice Presidents. The Senior Vice Presidents of the Company shall perform such duties and have such powers as may, from time to time, be assigned to them by this Agreement, the Board of Managers, the Chief Executive Officer, the President, a Chief Operating Officer or an Executive Vice President. Each Senior Vice President may, subject to any contrary direction that the Board of Managers has provided, execute and deliver, in the name and on the behalf of the

6

Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents relating to the regular course of the duties of his office or so delegated to him, except as otherwise provided by law.

(n)	Vice Presidents: The Vice Presidents of the Company shall perform such duties and have such powers as may, from time to time, be assigned to them by this Agreement, the Board of Managers, the Chief Executive Officer, the President, a Chief Operating Officer, an Executive Vice President or a Senior Vice President. Each Vice President may, subject to any contrary direction that the Board of Managers has provided, execute and deliver, in the name and on the behalf of the Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents relating to the regular course of the duties of his office or so delegated to him, except as otherwise provided by law.

(o)	Secretary: The Secretary shall attend all meetings of the Board of Managers and of the Member and record all votes and the minutes of all proceedings in a book to be kept for that purpose. The Secretary shall keep in safe custody the seal of the Company and affix it to any instrument when so authorized by the Board of Managers or any officer. The Secretary shall give or cause to be given, notice of all meetings of the Member and special meetings of the Board of Managers and shall perform generally all the duties and have all the powers usually appertaining to the office of secretary of a company including, without limitation, the power to certify the Certificate of Formation, this Agreement, any actions of the Board of Managers or the Member and the incumbency of any officers, except to the extent that the Board of Managers or the Chief Executive Officer shall have otherwise provided, and shall perform such other duties and have such other powers as may be prescribed by the Board of Managers or this Agreement. The Board of Managers may give general authority to any other officer to affix the seal of the Company and to attest the affixing by his signature.

(p)

Treasurer: The Treasurer shall have, subject to the direction of the Board of Managers and the Chief Financial Officer, general supervision of the funds, other financial assets and accounts of the Company, and shall have and may exercise all such powers and discharge such duties as usually pertain to the office of treasurer of a company, including to have custody of funds and securities owned by the Company, to cause to be kept full and accurate accounts of receipts and disbursements in books belonging to the Company, to deposit all monies and other valuable effects in the name and to the credit of the Company in such depositories as may be designated as authorized in accordance with this Agreement and to disburse the funds of the Company as may be authorized in accordance with this Agreement, taking proper vouchers for such disbursements, and to render to the Board of Managers, the Chief Executive Officer, a Chief Operating Officer, the President or the Chief Financial Officer, when required thereby, an account of the financial condition of the Company, except to the

7

extent that the Board of Managers or the Chief Executive Officer or Chief Financial Officer shall have otherwise provided. The Treasurer may, subject to any contrary direction that the Board of Managers has provided, sign, execute and deliver, in the name and on the behalf of the Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings and other documents relating to the financial affairs of the Company, except as otherwise provided by law.

(q)	Controller: The Controller shall prepare and have the care and custody of the books of account of the Company. The Controller shall keep a full and accurate account of all monies received and paid on account of the Company, and shall render a statement of the Controller’s accounts whenever the Board of Managers, Chief Executive Officer, Chief Operating Officer, President, Chief Financial Officer or Treasurer shall require. The Controller shall generally perform all duties usually appertaining to the affairs of the controller of a company, except to the extent that the Board of Managers, the Chief Executive Officer or Chief Financial Officer shall have otherwise provided, and shall perform such other duties and have such other powers as may be prescribed by the Board of Managers, the Chief Financial Officer or this Agreement.

(r)	Assistant Officers: Subject to the direction of the Chief Executive Officer, President, Chief Financial Officer and Treasurer, any Assistant Treasurer may perform any of the duties and exercise any of the powers that may be performed by the Treasurer. Subject to the direction of the Chief Executive Officer, President and Secretary, any Assistant Secretary may perform any of the duties and exercise any of the powers that may be performed by the Secretary. Any other assistant officer may perform any of the duties and exercise any of the powers that may be exercised by the officer such assistant officer assists, subject to the direction of such officer.

(s)	Voting Stock of Subsidiary Corporations: Subject to any contrary direction that the Board of Managers has provided, powers of attorney, proxies, waivers of notice of meetings, consents and other instruments relating to securities owned by the Company may be executed in the name of and on behalf of the Company by any officer and any employee or other person designated by an officer and such person may, in the name and on behalf of the Company, take all such action as the officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation, company, partnership or other entity in which the Company may own securities, or to execute written consents in lieu thereof. At any such meeting, or in giving any such consent, such person shall possess and may exercise any and all rights and powers incident to the ownership of such securities and which, as the owner thereof, the Company might have exercised and possessed if present. The Board of Managers may, by resolution, from time to time confer like powers upon any other person or persons.

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(t)	Contracts, Instruments, Powers of Attorneys: In addition to the authority of the Board of Managers to authorize any person to do so, any officer of the Company may, subject to any contrary direction that the Board of Managers has provided, in the name and on behalf of the Company enter into, execute and deliver any and all agreements, contracts, promissory notes, bonds or other certificates or evidences of indebtedness of the Company, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents pertaining to a matter within the authority of such officer as provided by this Agreement or otherwise provided by action of the Board of Managers and may further authorize (including without limitation, by power of attorney) any employee or other person as agent for the Company to do so.

7.	Allocations, Distributions, Profits and Losses

So long as the Member is the sole member of the Company, all the items of income, profit and loss of the Company shall be allocated to the Member and all cash and other distributable assets of the Company shall be distributed to the Member. Distributions shall be made at such time, to such extent and in such manner as the Board of Managers shall determine.

8.	Term

The Company shall be dissolved, its affairs shall be wound up and its assets distributed, and it shall be terminated upon the sole election of the Member or otherwise in accordance with the Plan or the LLC Act.

9.	Bankruptcy of Member

The occurrence of any event set forth in Section 18-304 of the LLC Act (Events of Bankruptcy) with respect to a member of the Company shall not cause such member to cease to be a member of the Company and, upon the occurrence of such an event, the Company shall continue without dissolution.

10.	Liability

The debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the Company, and no Member, Manager, officer or authorized signatory of the Company shall be obligated personally for any such debt, obligation or liability of the Company solely by reason of being a Member, Manager, officer or authorized signatory. The personal liability of the Member, Manager, officers and any authorized signatories to the Company is eliminated or limited to the fullest extent permitted under the LLC Act, and no Member, Manager, officer or authorized signatory shall have any liability to the Company except as expressly required by the LLC Act; provided, however, that nothing contained herein shall protect any Manager, officer or authorized signatory against any liability to the Company or the Member to which such Manager, officer or authorized signatory would otherwise be subject by reason of (i) any act or omission of such Manager, officer or

9

authorized signatory that involves actual fraud or willful misconduct or (ii) any transaction from which such Manager, officer or authorized signatory derived improper personal benefit.

11.	Indemnification; Insurance

(a)	The Company, to the extent and in a manner permitted by Delaware law as in effect from time to time, shall indemnify any person (including the heirs, executors, administrators or estate of any such person) who was or is made a party to or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (including any appeal thereof), whether civil, criminal, administrative, regulatory or investigative in nature, by reason of the fact that such person is or was (after the Commencement Date, but only in respect of any acts, omissions or event occurring after the Commencement Date) a Manager, officer, authorized signatory, employee or agent of the Company, or is or was (after the Commencement Date, but only in respect of any acts, omissions or event occurring after the Commencement Date) serving at the request of the Company as a director, officer, shareholder, member, manager, partner, trustee, fiduciary, authorized signatory, employee or agent (a “Subsidiary Officer”) of another corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise (an “Associated Entity”), against expenses (including attorneys’ fees and disbursements), costs, judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred by such person in connection with, and shall advance expenses incurred by such person in advance of the final disposition of, such action, suit or proceeding, to the same extent (but only to such extent) that such person would be entitled to indemnification therefor or reimbursement or advance thereof from LBHI in accordance with the by-laws of LBHI as in effect from time to time, and subject to any limitations and procedures contained therein, as if the Company were LBHI and the person seeking indemnification stood in the same relation to LBHI as he or she does to the Company, mutatis mutandis, with references to the Board of Directors therein being deemed to be to the Board of Managers of the Company, and references to officers therein being deemed to include authorized signatories.

(b)	The Company may purchase and maintain insurance on behalf of any person who is or was (after the Commencement Date, but only in respect of any acts, omissions or event occurring after the Commencement Date) a Manager, officer, authorized signatory, employee or agent of the Company, or is or was (after the Commencement Date, but only in respect of any acts, omissions or event occurring after the Commencement Date) serving at the request of the Company as a Subsidiary Officer of any Associated Entity, against any liability asserted against such person and incurred by such person in any capacity, or arising out of such person’s status as such, whether or not the Company would have the power to indemnify such person against such liability under the provisions of this Section or applicable law.

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12.	Fiscal Year

The fiscal year of the Company shall be the same as that of LBHI or any successor thereto, so long as all or a majority of the membership interests of the Company are owned by LBHI or any direct or indirect subsidiary thereof, unless the Board of Managers shall otherwise determine.

13.	Tax Characterization of the Company

For any tax period during which the Company has only one member, it is the intention of the Member that the Company be treated, wherever permitted, as a division of such sole member for federal, state, local and foreign income tax purposes. For any tax period during which the Company has more than one member, it is the intention of the Member that the Company shall be taxed, wherever permitted, as a “partnership” for federal, state, local and foreign income tax purposes. The Member agrees to take all reasonable actions, including the amendment of this Agreement and the execution of other documents, as may reasonably be required in order for the Company to qualify for such treatment for federal, state, local and foreign income tax purposes.

14.	Seal

The Company may have a seal which shall be in such form as approved by the Board of Managers and may be altered at its pleasure. The Company seal may be used by causing it or a facsimile thereof to be impressed, affixed or reproduced by the Secretary or any Assistant Secretary.

15.	Records

Any records maintained by the Company in the regular course of its business, including its books of account and minute books, may be kept on, or by means of, or be in the form of, any information storage device or method, provided that the records so kept can be converted into clearly legible paper form within a reasonable time. The Company shall so convert any records so kept upon the request of any person entitled to inspect such records pursuant to any provision of the LLC Act. The books and records of the Company shall be maintained in accordance with generally accepted accounting principles and Section 704(b) of the Internal Revenue Code and the Regulations thereunder.

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16.	Non-Voting Securities

The Company shall not be authorized to issue any non-voting equity securities of any class, series or other designation to the extent prohibited by section 1123(a)(6) of the Bankruptcy Code; provided, however, that, the foregoing restriction shall (i) have no further force and effect beyond that required under section 1123(a)(6) of the Bankruptcy Code and (ii) only have such force and effect to the extent and for so long as section 1123(a)(6) of the Bankruptcy Code is in effect and applies to the Company.

17.	Amendment

This Agreement may be amended and/or restated at any time with the written consent of the Member.

18.	Assignments

The Member may at any time assign in whole or in part its limited liability company interest in the Company. If the Member transfers all of its interest in the Company pursuant to this Section 18, the transferee shall be admitted to the Company as a member upon its execution of an instrument signifying its agreement to be bound by the terms and conditions of this Agreement. Such admission shall be deemed effective simultaneous with the transfer, and, immediately following such admission, the transferor Member shall cease to be a member of the Company.

19.	Priority

Notwithstanding anything to the contrary herein, in the case of any inconsistency between this Agreement and the Plan, the Plan shall govern.

20.	Governing Law

This Agreement shall be construed and enforced in accordance with the law of the State of Delaware without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

[The remainder of this page is left blank intentionally.]

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IN WITNESS WHEREOF, the undersigned has executed this Agreement as of this         day of [—], 2011.

PAMI LLC

By:

Name: [—]
Title: Member

13

SCHEDULE I

NAME	AMOUNT	PERCENTAGE INTEREST

PAMI LLC	$1000	100%

14

EXHIBIT 1

PART T – LB SOMERSET LLC

LB SOMERSET LLC

AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

This Amended and Restated Limited Liability Company Agreement (this “Agreement”) of LB Somerset LLC, a Delaware limited liability company (the “Company”), having an address at c/o Lehman Brothers Holdings Inc., 1271 Avenue of the Americas, New York, NY 10020, is made by PAMI LLC, a Delaware limited liability company, as the sole member of the Company (the “Member”).

RECITALS:

(a)	On September 15, 2008 and periodically thereafter, Lehman Brothers Holdings Inc. and certain of its affiliates (including the Company) each commenced a voluntary case under title 11, chapter 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).

(b)	This Amended and Restated Limited Liability Company Agreement has been deemed approved without the need for Board of Managers or Member approval because it has been adopted pursuant to the Third Amended Joint Chapter 11 Plan of Lehman Brothers Holdings Inc. and its affiliated debtors, as confirmed on [—] by the Bankruptcy Court (the “Plan”).

1.	Formation

(a)	The Company has been formed as a Delaware limited liability company pursuant to the Delaware Limited Liability Company Act (the “LLC Act”). A Certificate of Formation of the Company was filed with the Secretary of State of the State of Delaware on July 3, 2007, and such filing and any amendments to the Certificate of Formation of the Company on file with the Secretary of State of the State of Delaware in effect as of the date of this Agreement are hereby ratified and confirmed in all respects.

(b)	The Member, as sole member, has contributed to the Company in cash or kind the respective amount/assets set forth on Schedule I hereto. The Member shall have no obligation to make any further capital contributions to the Company.

2.	Definitions

“A&M” means Alvarez & Marsal Holdings, LLC.

“Board of Managers” means the board of managers designated in Section 5 hereof.

“Electronic Transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

“LBHI” means Lehman Brothers Holdings Inc.

“Manager” means the sole member of the Board of Managers as designated in, or selected pursuant to, Section 5 hereof.

“Percentage Interest” means the Member’s share of the profits and losses of the Company and the Member’s percentage right to receive distributions of the Company’s assets. The Percentage Interest of the Member shall be 100%.

3.	Registered Office and Principal Place of Business

The registered office of the Company in the State of Delaware shall be 2711 Centerville Road, Suite 400, Wilmington, Delaware, and its registered agent for service of process on the Company at such address is Corporation Service Company. The principal place of business of the Company shall be located at c/o Lehman Brothers Holdings Inc., 1271 Avenue of the Americas, New York, NY 10020 or at such other or additional places as the Board of Managers may determine.

4.	Business

The business of the Company is to engage in any lawful act or activity (a) for which a Limited Liability Company may be formed under the LLC Act and (b) as contemplated by the Plan.

5.	Management of the Company

(a)	Subject to (i) the delegation of rights and powers as provided herein and (ii) the provisions of the Plan, the Board of Managers shall have the sole right to manage the business and conduct the operations and affairs of the Company and shall have all powers and rights as necessary, appropriate or advisable to effectuate and carry out the purposes and business of the Company.

(b)	The Board of Managers shall have one (1) Manager, who shall be a concurrently serving member of the board of directors of LBHI. The initial Manager shall be the following individual:

[—]

The initial Manager shall have an initial term, and, if re-elected, subsequent terms of one (1) year. The Manager shall thereafter be elected (a) at the annual meeting of the Member or (b) by action of the Member in lieu of such meeting, and each Manager elected at such annual meeting or by such action shall hold office until

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the next annual meeting of the Member and until his successor shall be elected and shall qualify, subject, however, to prior death, disability, resignation, retirement, disqualification or removal from office. Any vacancy on the Board of Managers resulting from death, disability, resignation, retirement, disqualification, removal from office or other cause shall be filled by a vote of the Member. The Member may remove the Manager at any time with or without cause.

(c)	Place of Meetings

All meetings of the Manager may be held at any place that has been designated from time to time by resolution of the Manager. In the absence of such a designation, regular meetings shall be held at the principal place of business of the Company.

(d)	Regular Meetings

Regular meetings of the Manager shall be held at least once per year at such times and at such places as shall be fixed by resolution of the Manager. Such regular meetings may be held without notice.

(e)	Special Meetings

Special meetings of the Manager for any purpose or purposes may be called at any time by the Manager.

(f)	Action Without a Meeting

Any action to be taken by the Manager at a meeting may be taken without such meeting by the written consent of the Manager then in office. Any written consent may be executed and given by facsimile, Electronic Transmission or similar means. Such written consents shall be filed with the minutes of the proceedings of the Manager.

(g)	Compensation

The Manager shall not receive any stated salary for its services as Manager, but by resolution of the Manager a fixed fee and expenses of attendance may be allowed for attendance at each meeting. Nothing herein contained shall be construed to preclude the Manager from serving the Company in any other capacity, as an officer, agent or otherwise.

6.	Officers/Authority

(a)

Officers: Notwithstanding anything herein to the contrary, a person that is not employed by at least one of LBHI (or its successor) or any of its subsidiaries, LAMCO LLC or any of its affiliates, or the Company may serve as an officer of

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the Company, so long as such person is employed by A&M or any affiliates thereof wholly owned by A&M and any of its employees.

(b)	Number: The officers of the Company may be a Chief Executive Officer, a President, a Chief Financial Officer, a Secretary and a Treasurer, and such other officers as may from time to time be designated in accordance with the provisions of this Agreement. In addition, other officers, including without limitation, one or more Chief Operating Officers, one or more Executive Vice Presidents, one or more Senior Vice Presidents, one or more Vice Presidents, a Controller and one or more Assistant Controllers, Assistant Secretaries or Assistant Treasurers, may from time to time be elected by the Board of Managers, and shall have such powers and perform such duties as are provided by this Agreement or as may be assigned to them by the Board of Managers. Any two or more offices may be held by the same person, except the offices of President and Secretary or as otherwise prohibited by law. Any office named or provided for in this Agreement (including, without limitation, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and Controller) may, at any time and from time to time, be held by one or more persons. If an office is held by more than one person, each person holding such office shall serve as a co-officer (with the appropriate corresponding title) and shall have general authority, individually and without the need for any action by any other co-officer, to exercise all the powers of the holder of such office of the Company specified in this Agreement and shall perform such other duties and have such other powers as may be prescribed by the Board of Managers or such other officer specified in this Agreement.

(c)	Election; Term of Office and Qualifications: The officers shall be chosen by the Board of Managers. Each such officer shall, except as herein otherwise provided, hold office until the selection and qualification of his successor.

(d)	Removal of Officers: Any officer of the Company may be removed from office, with or without cause, by a vote of the Board of Managers. Notwithstanding anything to the contrary herein, unless otherwise specifically provided in the resolution of the Board of Managers electing such officer, any officer that was at the time of his appointment to office an employee of the Company, LBHI or any successor thereto, any of LBHI’s subsidiaries, LAMCO LLC or any of its affiliates, or A&M or any affiliates of A&M wholly owned by A&M and any of its employees shall automatically, without further action by the Board of Managers and without the necessity or acceptance of a resignation or relinquishment, be removed from all offices he may hold when he shall cease to be employed by at least one of such entities, whether by death, retirement, termination with or without cause or otherwise.

(e)

Resignation: Any officer of the Company may resign at any time. Such resignation shall be in writing or by Electronic Transmission and shall take effect at the time specified therein, and if no time be specified, at the time of its receipt

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by an officer of the Company. The acceptance of a resignation shall not be necessary in order to make it effective.

(f)	Filling of Vacancies: A vacancy in any office shall be filled by the Board of Managers.

(g)	Compensation: The compensation of the officers shall be fixed by the Board of Managers or by any officer(s) to whom such authority may be delegated by the Board of Managers.

(h)	Chief Executive Officer: The Chief Executive Officer shall, subject to the direction of the Board of Managers, have general and active control of the affairs and business of the Company and general supervision of its officers, officials, employees and agents. The Chief Executive Officer shall preside at all meetings of the Member and shall preside at all meetings of the Board of Managers. The Chief Executive Officer shall see that all orders and resolutions of the Board of Managers are carried into effect, and in addition, the Chief Executive Officer shall have all the powers and perform all the duties generally appertaining to the office of the chief executive officer of a company. The Chief Executive Officer shall designate the person or persons who shall exercise his powers and perform his duties in his absence or disability and the absence or disability of the President. The Chief Executive Officer may, subject to any contrary direction that the Board of Managers has provided, execute and deliver, in the name and on the behalf of the Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents, except as otherwise provided by law.

(i)	President: The President shall have such powers and perform such duties as are prescribed by the Chief Executive Officer or the Board of Managers, and in the absence or disability of the Chief Executive Officer, the President shall have the powers and perform the duties of the Chief Executive Officer, except to the extent the Board of Managers shall have otherwise provided. In addition, the President shall have such powers and perform such duties generally appertaining to the office of the president of a company, except to the extent the Chief Executive Officer or the Board of Managers shall have otherwise provided. The President may, subject to any contrary direction that the Board of Managers has provided, execute and deliver, in the name and on the behalf of the Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents, except as otherwise provided by law.

(j)

Chief Operating Officer: The Chief Operating Officer(s) shall be chief operating officer(s) of the Company and shall assist the Chief Executive Officer and the President in the active management of and supervision and direction over the business and affairs of the Company, subject, however, to the direction of the Chief Executive Officer and the President and the control of the Board of

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Managers. In addition, the Chief Operating Officer(s) shall have such powers and perform such duties generally appertaining to the office of the chief operating officer of a company, except to the extent the Chief Executive Officer, the President or the Board of Managers shall have otherwise provided, and shall perform such other duties and have such other powers as may be prescribed by the Board of Managers, the Chief Executive Officer, the President or this Agreement. The Chief Operating Officer(s) may, subject to any contrary direction that the Board of Managers has provided, execute and deliver, in the name and on the behalf of the Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents, except as otherwise provided by law.

(k)	Chief Financial Officer: The Chief Financial Officer shall have responsibility for the administration of the financial affairs of the Company and shall exercise supervisory responsibility for the performance of the duties of the Treasurer and the Controller. The Chief Financial Officer shall render to the Board of Managers, at its regular meetings, or when the Board of Managers so requires, an account of all of the transactions effected by the Treasurer and Controller and of the financial condition of the Company. The Chief Financial Officer shall generally perform all the duties usually appertaining to the affairs of a chief financial officer of a company and shall perform such other duties and have such other powers as may be prescribed by the Board of Managers or this Agreement. The Chief Financial Officer may, subject to any contrary direction that the Board of Managers has provided, execute and deliver, in the name and on the behalf of the Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents relating to the financial affairs of the Company, except as otherwise provided by law.

(l)	Executive Vice Presidents. The Executive Vice Presidents of the Company shall perform such duties and have such powers as may, from time to time, be assigned to them by this Agreement, the Board of Managers, the Chief Executive Officer, the President or a Chief Operating Officer. Each Executive Vice President may, subject to any contrary direction that the Board of Managers has provided, execute and deliver, in the name and on the behalf of the Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents relating to the regular course of the duties of his office or so delegated to him, except as otherwise provided by law.

(m)

Senior Vice Presidents. The Senior Vice Presidents of the Company shall perform such duties and have such powers as may, from time to time, be assigned to them by this Agreement, the Board of Managers, the Chief Executive Officer, the President, a Chief Operating Officer or an Executive Vice President. Each Senior Vice President may, subject to any contrary direction that the Board of Managers has provided, execute and deliver, in the name and on the behalf of the

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Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents relating to the regular course of the duties of his office or so delegated to him, except as otherwise provided by law.

(n)	Vice Presidents: The Vice Presidents of the Company shall perform such duties and have such powers as may, from time to time, be assigned to them by this Agreement, the Board of Managers, the Chief Executive Officer, the President, a Chief Operating Officer, an Executive Vice President or a Senior Vice President. Each Vice President may, subject to any contrary direction that the Board of Managers has provided, execute and deliver, in the name and on the behalf of the Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents relating to the regular course of the duties of his office or so delegated to him, except as otherwise provided by law.

(o)	Secretary: The Secretary shall attend all meetings of the Board of Managers and of the Member and record all votes and the minutes of all proceedings in a book to be kept for that purpose. The Secretary shall keep in safe custody the seal of the Company and affix it to any instrument when so authorized by the Board of Managers or any officer. The Secretary shall give or cause to be given, notice of all meetings of the Member and special meetings of the Board of Managers and shall perform generally all the duties and have all the powers usually appertaining to the office of secretary of a company including, without limitation, the power to certify the Certificate of Formation, this Agreement, any actions of the Board of Managers or the Member and the incumbency of any officers, except to the extent that the Board of Managers or the Chief Executive Officer shall have otherwise provided, and shall perform such other duties and have such other powers as may be prescribed by the Board of Managers or this Agreement. The Board of Managers may give general authority to any other officer to affix the seal of the Company and to attest the affixing by his signature.

(p)

Treasurer: The Treasurer shall have, subject to the direction of the Board of Managers and the Chief Financial Officer, general supervision of the funds, other financial assets and accounts of the Company, and shall have and may exercise all such powers and discharge such duties as usually pertain to the office of treasurer of a company, including to have custody of funds and securities owned by the Company, to cause to be kept full and accurate accounts of receipts and disbursements in books belonging to the Company, to deposit all monies and other valuable effects in the name and to the credit of the Company in such depositories as may be designated as authorized in accordance with this Agreement and to disburse the funds of the Company as may be authorized in accordance with this Agreement, taking proper vouchers for such disbursements, and to render to the Board of Managers, the Chief Executive Officer, a Chief Operating Officer, the President or the Chief Financial Officer, when required thereby, an account of the financial condition of the Company, except to the

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extent that the Board of Managers or the Chief Executive Officer or Chief Financial Officer shall have otherwise provided. The Treasurer may, subject to any contrary direction that the Board of Managers has provided, sign, execute and deliver, in the name and on the behalf of the Company, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings and other documents relating to the financial affairs of the Company, except as otherwise provided by law.

(q)	Controller: The Controller shall prepare and have the care and custody of the books of account of the Company. The Controller shall keep a full and accurate account of all monies received and paid on account of the Company, and shall render a statement of the Controller’s accounts whenever the Board of Managers, Chief Executive Officer, Chief Operating Officer, President, Chief Financial Officer or Treasurer shall require. The Controller shall generally perform all duties usually appertaining to the affairs of the controller of a company, except to the extent that the Board of Managers, the Chief Executive Officer or Chief Financial Officer shall have otherwise provided, and shall perform such other duties and have such other powers as may be prescribed by the Board of Managers, the Chief Financial Officer or this Agreement.

(r)	Assistant Officers: Subject to the direction of the Chief Executive Officer, President, Chief Financial Officer and Treasurer, any Assistant Treasurer may perform any of the duties and exercise any of the powers that may be performed by the Treasurer. Subject to the direction of the Chief Executive Officer, President and Secretary, any Assistant Secretary may perform any of the duties and exercise any of the powers that may be performed by the Secretary. Any other assistant officer may perform any of the duties and exercise any of the powers that may be exercised by the officer such assistant officer assists, subject to the direction of such officer.

(s)	Voting Stock of Subsidiary Corporations: Subject to any contrary direction that the Board of Managers has provided, powers of attorney, proxies, waivers of notice of meetings, consents and other instruments relating to securities owned by the Company may be executed in the name of and on behalf of the Company by any officer and any employee or other person designated by an officer and such person may, in the name and on behalf of the Company, take all such action as the officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation, company, partnership or other entity in which the Company may own securities, or to execute written consents in lieu thereof. At any such meeting, or in giving any such consent, such person shall possess and may exercise any and all rights and powers incident to the ownership of such securities and which, as the owner thereof, the Company might have exercised and possessed if present. The Board of Managers may, by resolution, from time to time confer like powers upon any other person or persons.

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(t)	Contracts, Instruments, Powers of Attorneys: In addition to the authority of the Board of Managers to authorize any person to do so, any officer of the Company may, subject to any contrary direction that the Board of Managers has provided, in the name and on behalf of the Company enter into, execute and deliver any and all agreements, contracts, promissory notes, bonds or other certificates or evidences of indebtedness of the Company, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents pertaining to a matter within the authority of such officer as provided by this Agreement or otherwise provided by action of the Board of Managers and may further authorize (including without limitation, by power of attorney) any employee or other person as agent for the Company to do so.

7.	Allocations, Distributions, Profits and Losses

So long as the Member is the sole member of the Company, all the items of income, profit and loss of the Company shall be allocated to the Member and all cash and other distributable assets of the Company shall be distributed to the Member. Distributions shall be made at such time, to such extent and in such manner as the Board of Managers shall determine.

8.	Term

The Company shall be dissolved, its affairs shall be wound up and its assets distributed, and it shall be terminated upon the sole election of the Member or otherwise in accordance with the Plan or the LLC Act.

9.	Bankruptcy of Member

The occurrence of any event set forth in Section 18-304 of the LLC Act (Events of Bankruptcy) with respect to a member of the Company shall not cause such member to cease to be a member of the Company and, upon the occurrence of such an event, the Company shall continue without dissolution.

10.	Liability

The debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the Company, and no Member, Manager, officer or authorized signatory of the Company shall be obligated personally for any such debt, obligation or liability of the Company solely by reason of being a Member, Manager, officer or authorized signatory. The personal liability of the Member, Manager, officers and any authorized signatories to the Company is eliminated or limited to the fullest extent permitted under the LLC Act, and no Member, Manager, officer or authorized signatory shall have any liability to the Company except as expressly required by the LLC Act; provided, however, that nothing contained herein shall protect any Manager, officer or authorized signatory against any liability to the Company or the Member to which such Manager, officer or authorized signatory would otherwise be subject by reason of (i) any act or omission of such Manager, officer or

9

authorized signatory that involves actual fraud or willful misconduct or (ii) any transaction from which such Manager, officer or authorized signatory derived improper personal benefit.

11.	Indemnification; Insurance

(a)	The Company, to the extent and in a manner permitted by Delaware law as in effect from time to time, shall indemnify any person (including the heirs, executors, administrators or estate of any such person) who was or is made a party to or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (including any appeal thereof), whether civil, criminal, administrative, regulatory or investigative in nature, by reason of the fact that such person is or was (after the Commencement Date, but only in respect of any acts, omissions or event occurring after the Commencement Date) a Manager, officer, authorized signatory, employee or agent of the Company, or is or was (after the Commencement Date, but only in respect of any acts, omissions or event occurring after the Commencement Date) serving at the request of the Company as a director, officer, shareholder, member, manager, partner, trustee, fiduciary, authorized signatory, employee or agent (a “Subsidiary Officer”) of another corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise (an “Associated Entity”), against expenses (including attorneys’ fees and disbursements), costs, judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred by such person in connection with, and shall advance expenses incurred by such person in advance of the final disposition of, such action, suit or proceeding, to the same extent (but only to such extent) that such person would be entitled to indemnification therefor or reimbursement or advance thereof from LBHI in accordance with the by-laws of LBHI as in effect from time to time, and subject to any limitations and procedures contained therein, as if the Company were LBHI and the person seeking indemnification stood in the same relation to LBHI as he or she does to the Company, mutatis mutandis, with references to the Board of Directors therein being deemed to be to the Board of Managers of the Company, and references to officers therein being deemed to include authorized signatories.

(b)	The Company may purchase and maintain insurance on behalf of any person who is or was (after the Commencement Date, but only in respect of any acts, omissions or event occurring after the Commencement Date) a Manager, officer, authorized signatory, employee or agent of the Company, or is or was (after the Commencement Date, but only in respect of any acts, omissions or event occurring after the Commencement Date) serving at the request of the Company as a Subsidiary Officer of any Associated Entity, against any liability asserted against such person and incurred by such person in any capacity, or arising out of such person’s status as such, whether or not the Company would have the power to indemnify such person against such liability under the provisions of this Section or applicable law.

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12.	Fiscal Year

The fiscal year of the Company shall be the same as that of LBHI or any successor thereto, so long as all or a majority of the membership interests of the Company are owned by LBHI or any direct or indirect subsidiary thereof, unless the Board of Managers shall otherwise determine.

13.	Tax Characterization of the Company

For any tax period during which the Company has only one member, it is the intention of the Member that the Company be treated, wherever permitted, as a division of such sole member for federal, state, local and foreign income tax purposes. For any tax period during which the Company has more than one member, it is the intention of the Member that the Company shall be taxed, wherever permitted, as a “partnership” for federal, state, local and foreign income tax purposes. The Member agrees to take all reasonable actions, including the amendment of this Agreement and the execution of other documents, as may reasonably be required in order for the Company to qualify for such treatment for federal, state, local and foreign income tax purposes.

14.	Seal

The Company may have a seal which shall be in such form as approved by the Board of Managers and may be altered at its pleasure. The Company seal may be used by causing it or a facsimile thereof to be impressed, affixed or reproduced by the Secretary or any Assistant Secretary.

15.	Records

Any records maintained by the Company in the regular course of its business, including its books of account and minute books, may be kept on, or by means of, or be in the form of, any information storage device or method, provided that the records so kept can be converted into clearly legible paper form within a reasonable time. The Company shall so convert any records so kept upon the request of any person entitled to inspect such records pursuant to any provision of the LLC Act. The books and records of the Company shall be maintained in accordance with generally accepted accounting principles and Section 704(b) of the Internal Revenue Code and the Regulations thereunder.

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16.	Non-Voting Securities

The Company shall not be authorized to issue any non-voting equity securities of any class, series or other designation to the extent prohibited by section 1123(a)(6) of the Bankruptcy Code; provided, however, that, the foregoing restriction shall (i) have no further force and effect beyond that required under section 1123(a)(6) of the Bankruptcy Code and (ii) only have such force and effect to the extent and for so long as section 1123(a)(6) of the Bankruptcy Code is in effect and applies to the Company.

17.	Amendment

This Agreement may be amended and/or restated at any time with the written consent of the Member.

18.	Assignments

The Member may at any time assign in whole or in part its limited liability company interest in the Company. If the Member transfers all of its interest in the Company pursuant to this Section 18, the transferee shall be admitted to the Company as a member upon its execution of an instrument signifying its agreement to be bound by the terms and conditions of this Agreement. Such admission shall be deemed effective simultaneous with the transfer, and, immediately following such admission, the transferor Member shall cease to be a member of the Company.

19.	Priority

Notwithstanding anything to the contrary herein, in the case of any inconsistency between this Agreement and the Plan, the Plan shall govern.

20.	Governing Law

This Agreement shall be construed and enforced in accordance with the law of the State of Delaware without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

[The remainder of this page is left blank intentionally.]

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IN WITNESS WHEREOF, the undersigned has executed this Agreement as of this      day of [—], 2011.

PAMI LLC

By:
Name: [—]

Title: Member

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SCHEDULE I

NAME	AMOUNT	PERCENTAGE INTEREST

PAMI LLC	$1000	100%

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EXHIBIT 2

EXECUTORY CONTRACTS AND UNEXPIRED LEASES TO BE

ASSUMED PURSUANT TO SECTION 11.1 OF THE PLAN

PLEASE NOTE THE FOLLOWING:

Pursuant to section 11.1 of the Plan, the Debtors reserve the right, on or prior to the Confirmation Date, to amend Exhibit 2 to remove or add any executory contract or unexpired lease.

The Debtors’ determination to assume the executory contracts on the annexed list is subject to agreement of the relevant counterparty or, if necessary, adjudication by the Bankruptcy Court, as to the cure amounts or requirements for adequate assurance of future performance, required by the Bankruptcy Code in connection with assumption of the applicable contract. In the event that the cure amount or requirements for adequate assurance, as ultimately determined either before or after the Effective Date, are in excess of the amounts claimed by the Debtors, the Debtors reserve the right to amend Exhibit 2 to remove the applicable contract(s), in which case the applicable contract(s) shall be deemed rejected as of the Effective Date in accordance with Section 11.1 of the Plan.

In accordance with Section 11.1 of the Plan, the listing of an executory contract or unexpired lease on Exhibit 2 shall not constitute an admission by the Debtors that such document is or is not an executory contract or an unexpired lease or that the Debtors have any liability thereunder.

For the convenience of the Debtors and all parties in interest, the Debtors have grouped all of the executory contracts and unexpired leases into the following subject matter categories:

Part A – Derivatives Contracts

Part B – Commercial Loan Agreements

Part C – Commercial Real Estate Agreements

Part D – Residential Real Estate Agreements

Part E – Operational Agreements

Part F – Private Equity Agreements

Part G – Insurance Contracts

Parties to executory contracts and unexpired leases should check all categories in order to determine the proposed treatment of their contracts and leases.

EXHIBIT 2

PART A – DERIVATIVES CONTRACTS

FOR PURPOSES OF THIS EXHIBIT 2, PART A, DERIVATIVES CONTRACTS ARE CONTRACTS IN WHICH THE CONTRACTUAL OBLIGATIONS AND VALUES ARE KEYED TO ONE OR MORE UNDERLYING ASSETS OR INDICES OF ASSET VALUES. IN MOST CASES, THE DERIVATIVES CONTRACTS ARE “SECURITIES CONTRACTS,” “REPURCHASE AGREEMENTS,” OR “SWAP AGREEMENTS” AS DEFINED IN THE BANKRUPTCY CODE AND, IN SOME CASES, WERE GOVERNED BY A “MASTER NETTING AGREEMENT” AS DEFINED IN THE BANKRUPTCY CODE.

UNLESS A SPECIFIC DERIVATIVES CONTRACT IS NOTED FOR A SPECIFIC COUNTERPARTY, THE DEBTORS INTEND TO ASSUME ALL DERIVATIVES CONTRACTS WITH EACH COUNTERPARTY SET FORTH ON EXHIBIT 2, PART A. WHERE A SPECIFIC DERIVATIVES CONTRACT HAS BEEN INDICATED, THE APPLICABLE DEBTOR INTENDS TO ASSUME THE IDENTIFIED DERIVATIVES CONTRACT AND TO REJECT ALL OTHER DERIVATIVES CONTRACTS WITH THE APPLICABLE COUNTERPARTY.

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
801 Grand 2006-2	LEHMAN BROTHERS SPECIAL FINANCING INC.		801 Grand CDO SPC, for the account of the Series 2006-1 Segregated Portfolio c/o Maples Finance Limited, PO Box 1093GT Queensgate House, South Church St, Grand Cayman, Cayman Islands
C/O DONALD J. PUGLISI 850 LIBRARY AVENUE, SUITE 204 NEWARK, DE, 19711
C/O MAPLES FINANCE LIMITED PO BOX 1093GT QUEENSGATE HOUSE SOUTH CHURCH STREET GEORGE TOWN GRAND CAYMAN, CAYMAN ISLANDS
Maples PO Box 309 GT Ugland House, South Church St, Grand Cayman Cayman Islands Attn: Dale Crowley
Principal Global Investors, LLC 801 Grand Avenue Des Moines, Iowa, 50392 Attn: Alan Kress
U.S. Bank National Association 1 Federal Street, 3rd Fl. Mail Station EX-MA-FED Boston, MA, 02110 Attn: Mark Glenn
801 GRAND CDO SPC SERIES 2006-1	LEHMAN BROTHERS SPECIAL FINANCING INC.		C/O DONALD J. PUGLISI 850 LIBRARY AVENUE, SUITE 204 NEWARK, DE, 19711
C/O MAPLES FINANCE LIMITED PO BOX 1093GT QUEENSGATE HOUSE SOUTH CHURCH STREET GEORGE TOWN GRAND CAYMAN, CAYMAN ISLANDS
Abbey National Treasury Services PLC	LEHMAN BROTHERS SPECIAL FINANCING INC.		PO Box 545 St Helier Jersey, JE4 8XG Channel Islands Attn: Manager Settlements
Santander Global Bankinig 2 Triton Square, Regents Place London, NW1 3AN United Kingdom Attn: Andrew Marsland
ABERDEEN - AB1025 ARGOS-PF1025RE ABERDEEN ASSET MG	LEHMAN BROTHERS COMMERCIAL CORPORATION	Forward Puchase Agreement dated 8/20/2008 (8233LL00200)	c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom Attn: Derivative Contract
		Forward Puchase Agreement dated 8/20/2008 (8233LL00212)	c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom Attn: Derivative Contract

1 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
		Forward Puchase Agreement dated 8/20/2008 (8233LL00240)	c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom Attn: Derivative Contract
		Forward Puchase Agreement dated 9/4/2008 (8248LL00478)	c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom Attn: Derivative Contract
ABERDEEN / MEVGP- VERMOGENSPARAPLU BEHEER BV-MAI (ME)	LEHMAN BROTHERS COMMERCIAL CORPORATION		c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom Brett Bunting
ABERDEEN - AB1625 M1SOW-SE1625RE ABERDEEN ASSET MGM	LEHMAN BROTHERS COMMERCIAL CORPORATION		c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom
ABERDEEN - AB9012 M3IFL-SE9012RE ABERDEEN ASSET MGM	LEHMAN BROTHERS COMMERCIAL CORPORATION	Forward Puchase Agreement dated 7/28/2008 (8210LL00448)	c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom Attn: Derivative Contract
		Forward Puchase Agreement dated 8/14/2008 (8227LL00825)	c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom Attn: Derivative Contract
		Forward Puchase Agreement dated 8/14/2008 (8227LL00829)	c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom Attn: Derivative Contract
ABERDEEN - ALCAN PACKAGINGPENSION PLANC/O ABERDEEN	LEHMAN BROTHERS COMMERCIAL CORPORATION	Forward Puchase Agreement dated 8/20/2008 (8233LL00201)	c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom Attn: Derivative Contract
		Forward Puchase Agreement dated 8/20/2008 (8233LL00213)	c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom Attn: Derivative Contract
		Forward Puchase Agreement dated 8/20/2008 (8233LL00241)	c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom Attn: Derivative Contract

2 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
		Forward Puchase Agreement dated 9/4/2008 (8248LL00477)	c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom Attn: Derivative Contract
ABERDEEN ASSET MANAGEMENT INVESTMENT SERVICES LIMITED	LEHMAN BROTHERS COMMERCIAL CORPORATION		c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom
	LEHMAN BROTHERS COMMERCIAL CORPORATION		c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom
ABERDEEN DB1793C/O ABERDEEN ASSET MGMT PLC	LEHMAN BROTHERS COMMERCIAL CORPORATION	Forward Puchase Agreement dated 9/8/2008 (8252LL00022)	c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom Attn: Derivative Contract
		Forward Puchase Agreement dated 9/8/2008 (8252LL00026)	c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom Attn: Derivative Contract
ABERDEEN DB2023RE ABERDEEN ASSET MGMT PLC	LEHMAN BROTHERS COMMERCIAL CORPORATION	Forward Puchase Agreement dated 7/29/2008 (8211LL00770)	c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom Attn: Derivative Contract
		Forward Puchase Agreement dated 9/8/2008 (8252LL00188)	c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom Attn: Derivative Contract
ABERDEEN FUND MANAGEMENT LIMIT ED	LEHMAN BROTHERS COMMERCIAL CORPORATION		c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom
	LEHMAN BROTHERS COMMERCIAL CORPORATION	Forward Puchase Agreement dated 9/8/2008 (8252LL00321)	c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom Attn: Derivative Contract
		Forward Puchase Agreement dated 9/8/2008 (8252LL00323)	c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom Attn: Derivative Contract

3 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
	LEHMAN BROTHERS COMMERCIAL CORPORATION		c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom
	LEHMAN BROTHERS COMMERCIAL CORPORATION		c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom
	LEHMAN BROTHERS COMMERCIAL CORPORATION		c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom
	LEHMAN BROTHERS COMMERCIAL CORPORATION		c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom
Aberdeen Global II - Foreign Exchange Swap	LEHMAN BROTHERS COMMERCIAL CORPORATION		c/o Field Fisher Waterhouse Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom
ABERDEEN GLOBAL II - GLOBAL HIGH YIELD BOND FUND	LEHMAN BROTHERS COMMERCIAL CORPORATION	Forward Puchase Agreement dated 8/13/2008 (8226LL00147)	c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom Attn: Derivative Contract
		Forward Puchase Agreement dated 8/13/2008 (8226LL00149)	c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom Attn: Derivative Contract
		Forward Puchase Agreement dated 8/20/2008 (8233LL00776)	c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom Attn: Derivative Contract
ABERDEEN GLOBAL II - EURO CORPORATE BOND FUND	LEHMAN BROTHERS COMMERCIAL CORPORATION	Forward Puchase Agreement dated 8/4/2008 (8217LL00389)	c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom Attn: Derivative Contract
ABERDEEN GLOBAL II - GLOBAL BOND FUND	LEHMAN BROTHERS COMMERCIAL CORPORATION		c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom
ABERDEEN GLOBAL II - LONG DATED STERLING AGGREGATE BOND FUND	LEHMAN BROTHERS COMMERCIAL CORPORATION	Forward Puchase Agreement dated 9/8/2008 (8252LL00307)	c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom Attn: Derivative Contract

4 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
ABERDEEN GLOBAL II- STERLING AGGREGATE BOND FUND (LX0473)	LEHMAN BROTHERS COMMERCIAL CORPORATION	Forward Puchase Agreement dated 9/8/2008 (8252LL00308)	c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom Attn: Derivative Contract
		Forward Puchase Agreement dated 9/8/2008 (8253LL00386)	c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom Attn: Derivative Contract
ABERDEEN GLOBAL II - STERLING BOND FUND	LEHMAN BROTHERS COMMERCIAL CORPORATION	Forward Puchase Agreement dated 9/8/2008 (8252LL00297)	c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom Attn: Derivative Contract
ABERDEEN GLOBAL IV- CORE PLUS INDEX LINKED BOND FUND (LX0488/AB0488)	LEHMAN BROTHERS COMMERCIAL CORPORATION	Forward Puchase Agreement dated 9/8/2008 (8252LL00312)	c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom Attn: Derivative Contract
ABERDEEN ICVC CORPORATE BONDC/O ABERDEEN ASSET MGM	LEHMAN BROTHERS COMMERCIAL CORPORATION	Forward Puchase Agreement dated 9/8/2008 (8252LL00271)	c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom Attn: Derivative Contract
		Forward Puchase Agreement dated 9/8/2008 (8252LL00319)	c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom Attn: Derivative Contract
ABERDEEN- NORTHAMPTONSHIREALPHA PORTFOLIOC/O ABERD	LEHMAN BROTHERS COMMERCIAL CORPORATION		c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom
ABERDEEN- PHILIPS PENSION FUNDC/O ABERDEEN ASSET M	LEHMAN BROTHERS COMMERCIAL CORPORATION		c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom Attn: Derivative Contract
ABERDEEN PORTABLE ALPHA II EURHEDGED SHARE CLASS F	LEHMAN BROTHERS COMMERCIAL CORPORATION	Forward Puchase Agreement dated 9/8/2008 (8252LL00184)	c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom Attn: Derivative Contract
ABERDEEN PORTABLE ALPHA II GBPHEDGED SHARE CLASS F	LEHMAN BROTHERS COMMERCIAL CORPORATION	Forward Puchase Agreement dated 9/8/2008 (8252LL00186)	c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom Attn: Derivative Contract

5 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
ABERDEEN- RUSSELL INV CO PLC-SBZ EURO BD PORTFOLI	LEHMAN BROTHERS COMMERCIAL CORPORATION	Forward Puchase Agreement dated 9/8/2008 (8252LL00327)	c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom Attn: Derivative Contract
		Forward Puchase Agreement dated 9/8/2008 (8252LL00344)	c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom Attn: Derivative Contract
ABERDEEN-S/P SCA HYGIENEPRODUCTS NEDERLAND C/O ABE	LEHMAN BROTHERS COMMERCIAL CORPORATION		c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom Attn: Derivative Contract
ABERDEEN-SELECT GLOBALSOVEREIGN BOND FUND (AB9235	LEHMAN BROTHERS COMMERCIAL CORPORATION		c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom Attn: Derivative Contract
ABN AMRO Bank N.V.	LEHMAN BROTHERS COMMERCIAL CORPORATION		540 W. Madison Street, Suite 2202 Chicago, IL, 60661 Attn: Daniel Bley/Frederick P. Engler
ABN AMRO Bank N.V. Amsterdam Head Office P.O. Box 283 1000 EA Amsterdam The Netherlands Attn: OFM/Swaps Department
ABN AMRO Bank N.V., Chicago Branch 181 West Madison Street, 30th Floor Chicago, IL, 60662 Attn: Treasury Operations
ABN AMRO Bank N.V., London Branch 199 Bishopsgate London EC2M 3TY United Kingdom Attn: Loan Administration Department
ABN AMRO Bank N.V., Singapore Branch OCBC Centre East, Level 9 63 Chulia Street 0459514 Singapore
	LEHMAN BROTHERS SPECIAL FINANCING INC.		ABN AMRO Bank N.V Corporate Communications (HQ9142) P.O. Box 283 1000 EA Amsterdam, The Netherlands
ABS Investors, LLC	LEHMAN BROTHERS OTC DERIVATIVES INC.		One Overton Park, Suite 400 3625 Cumberland Boulevard Atlanta, GA, 30339 Attn: Mr. John A. Williams

6 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
ACCESS GROUP INC SERIES 2005-A	LEHMAN BROTHERS SPECIAL FINANCING INC.		425 WALNUT STREET, 6TH FLOOR MIL CN-OH-W6CT ATTN: CORPORATE TRUST SERVICES STUDENT LOAN GROUP CINCINNATI, OH, 45202
5500 BRANDYWINE PARKWAY P.O. BOX 7430 ATTN: VICE PRESIDENT OF PORTFOLIO MANAGEMENT WILMINGTON, DE, 19803
ACCESS GROUP INC SERIES 2005-B	LEHMAN BROTHERS SPECIAL FINANCING INC.		5500 BRANDYWINE PARKWAY P.O. BOX 7430 ATTN: VICE PRESIDENT OF PORTFOLIO MANAGEMENT WILMINGTON, DE, 19803
60 WALL STREET MS NYC60-2606 NEW YORK, NY, 10005
ACCORD ENERGY LIMITED	LEHMAN BROTHERS COMMODITY SERVICES INC.	EFET Power dated on 8/16/2007	c/o Centrica Energy Milstream Maidenhead Road Windsor, Berkshire, SL4 5GD UK
ACTS AERO TECHNICAL SUPPORT &SERVICES INC	LEHMAN BROTHERS SPECIAL FINANCING INC.		ACTS Aero Technical Support Services Inc. P.S. Box 6000 Stahan Airport Zip 1333 Dorval Quebec Canada, H4Y 159 Canada Attn: Roni Farah
P.S. Box 6000 Stahan Airport Zip 1333 Dorval Quebec Canada, H4Y 159 Canada Attn: Roni Farah
ACTS Retirement Life Communities	LEHMAN BROTHERS SPECIAL FINANCING INC.	1992 ISDA MA - Local Currency Single Jurisdiction dated on 11/27/2001	375 Morris Rd PO Box 90 West Point, PA, 19486-0090 Attn: Gerald Grant
375 Morris Road P.O. Box 90 West Point, PA, 19486-0090 Attn: Gerald Grant
Adventist Health Care MD	LEHMAN BROTHERS SPECIAL FINANCING INC.		1801 Research Blvd., Suite 300 Rockville, MD, 20850 Attn: James G. Lee
Adventist Health System (2 WayCollateral Account)	LEHMAN BROTHERS SPECIAL FINANCING INC.	1992 ISDA MA - Local Currency Single Jurisdiction dated on 12/3/2001	111 North Orlando Avenue Winter Park, FL, 32789 Attn: Gary Skilton
ADVENTIST HEALTH SYSTEM SUNBELT HEALTHCARE CO	LEHMAN BROTHERS SPECIAL FINANCING INC.	Reserve Fund Agreement dated on 11/17/2000	111 North Orlando Avenue Winter Park, FL, 32789 Attn: Gary Skilton

7 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
	LEHMAN BROTHERS SPECIAL FINANCING INC.	Reserve Fund Agreement dated on 11/17/2000	111 North Orlando Avenue Winter Park, FL, 32789 Attn: Gary Skilton
	LEHMAN BROTHERS SPECIAL FINANCING INC.	Forward Purchase Agreement dated on 12/30/1994	111 North Orlando Avenue Winter Park, FL, 32789 Attn: Gary Skilton
	LEHMAN BROTHERS SPECIAL FINANCING INC.	Reserve Fund Agreement dated on 11/17/2000	111 North Orlando Avenue Winter Park, FL, 32789 Attn: Gary Skilton
	LEHMAN BROTHERS SPECIAL FINANCING INC.	Reserve Fund Agreement dated on 1/17/2006	111 North Orlando Avenue Winter Park, FL, 32789 Attn: Gary Skilton
	LEHMAN BROTHERS SPECIAL FINANCING INC.	Reserve Fund Agreement dated on 9/28/1994	111 North Orlando Avenue Winter Park, FL, 32789 Attn: Gary Skilton
	LEHMAN BROTHERS SPECIAL FINANCING INC.	Debt Service Reserve Fund dated on 12/31/1994	111 North Orlando Avenue Winter Park, FL, 32789 Attn: Gary Skilton
	LEHMAN BROTHERS SPECIAL FINANCING INC.	1992 ISDA MA - Multi-Currency Cross Border dated on 1/3/1997	111 North Orlando Avenue Winter Park, FL, 32789 Attn: Gary Skilton
Adventist Health System/Sunbelt, Inc.	LEHMAN BROTHERS SPECIAL FINANCING INC.	1992 ISDA MA - Multi-Currency Cross Border dated on 1/3/1997	Adventist Health System/Sunbelt Inc. 111 North Orlando Avenue Winter Park, FL, 32789 Attn: Gary Skilton, SVP/Treasurer
AFCO Cargo Pit LLC Project, PA	LEHMAN BROTHERS SPECIAL FINANCING INC.		7600 Colshire Drive Suite 1400 McLean, PA , 22102
	LEHMAN BROTHERS SPECIAL FINANCING INC.		7600 Colshire Drive Suite 1400 McLean, PA , 22102
	LEHMAN BROTHERS SPECIAL FINANCING INC.		7600 Colshire Drive Suite 1400 McLean, PA , 22102
AHF- Bay Fund, LLC	LEHMAN BROTHERS SPECIAL FINANCING INC.		AHF-Bay Fund, LLC c/o Atlantic Housing Foundation, Inc. 210 Park Boulevard, Suite 112 Grapevine, Texas, 76051 Attn: Dan French
AIG CDS, Inc.	LEHMAN BROTHERS SPECIAL FINANCING INC.		AIG CDS, Inc. c/o AIG Global Investment Corp 70 Pine Street, 13th Floor New York, NY, 10270 Attn: Investment Grade Credit Group

8 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
c/o AIG Global Investment Corp 70 Pine Street, 13th Floor New York, NY, 10270
AIG Financial Products Corp.	LEHMAN BROTHERS SPECIAL FINANCING INC.		50 Danbury Road Wilton, CT, 06897 Attn: Chief Financial Officer/General Counsel
AIG Financial Products Corp. 50 Danbury Road Wilton, CT, 06897 Attn: Chief Financial Officer/General Counsel
AIG International Inc.	LEHMAN BROTHERS COMMERCIAL CORPORATION		50 Danbury Road Wilton CT, 06897
One Greenwich Plaza Greenwich, CT, 6830
Airis Newark International Air Cargo Center	LEHMAN BROTHERS SPECIAL FINANCING INC.		Cargo Building 340 Newark Liberty Int#apposl. Airport Newark, NJ, 07114
AIRLIE CDO I LIMITED	LEHMAN BROTHERS SPECIAL FINANCING INC.		MAPLESFS LIMITED P.O. Box 1093 Queensgate House, 113 South Church Street George Town, Grand Cayman, CAYMAN ISLANDS
P.O. BOX 1093 GT, QUEENSGATE HOUSE, SOUTH CHURCH STREET ATTN: GENERAL COUNSEL OR CORPORATE EXEC GEORGE TOWN, GRAND CAYMAN, CAYMAN ISLANDS
Airlie LCDO I (Aviv LCDO 2006-3, Limited)	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o Chapman and Cutler LLC 111 West Monroe Street Chicago, IL, 60603-4080 Attn: James E. Spiotto
c/o US Bank National Association Corporate Trust Services P.O. Box 960778 Boston, MA, 02196-0778 Attn: Donald F. Higgins, Assistant Vice President
AIRLIE LCDO II (PEBBLE CREEK 2007-1), LTD.	LEHMAN BROTHERS SPECIAL FINANCING INC.		P.O. BOX 1093 GT, QUEENSGATE HOUSE, SOUTH CHURCH STREET ATTN: GENERAL COUNSEL OR CORPORATE EXEC GEORGE TOWN, GRAND CAYMAN, CAYMAN ISLANDS
Alabama Department of Environmental Management	LEHMAN BROTHERS SPECIAL FINANCING INC.		1751 Cong. W.L. Dickinson Drive Montgomery, AL, 36130
Alabama State University	LEHMAN BROTHERS SPECIAL FINANCING INC.		915 S Jackson St Montgomery, AL, 36104

9 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
Alaska Housing Finance Corporation	LEHMAN BROTHERS SPECIAL FINANCING INC.		4300 Boniface Parkway Anchorage, AK, 99504 Attn: Chief Financial Officer
PO Box 101020 Anchorage AK, 99510-1020 Attn: CFO/Finance Director
ALEXANDRITE SANDS APARTMENT, YUMA, ARIZONA	LEHMAN BROTHERS SPECIAL FINANCING INC.		230 West Morrison St Yuma, AZ,85365
Alliance for Community Care	LEHMAN BROTHERS SPECIAL FINANCING INC.		86 S. 14th St FKA Avenues to Mental Health San Jose, CA,95112
ALTA CDO 2007-1 LTD	LEHMAN BROTHERS SPECIAL FINANCING INC.		850 LIBRARY AVENUE, SUITE 204 NEWARK, DE, 19711
C/O DONALD J. PUGLISI 850 LIBRARY AVENUE, SUITE 204 NEWARK, DE, 19711
ALTA CDO SPC SERIES 2007-2 SEGREGATED PORTFOLIO	LEHMAN BROTHERS SPECIAL FINANCING INC.		C/O DONALD J. PUGLISI 850 LIBRARY AVENUE, SUITE 204 NEWARK, DE, 19711
PO BOX 1093GT, QUEENSGATE HOUSE SOUTH CHURCH STREET, GEORGE TOWN GRAND CAYMAN, CAYMAN ISLANDS
Altoona City Authority Series	LEHMAN BROTHERS SPECIAL FINANCING INC.		20 Greenwood Road Altoona, PA, 16602-7114
Alzhelmer's Resource Center of Connecticut	LEHMAN BROTHERS SPECIAL FINANCING INC.		1261 South Main Street Plaintsville, CT, 06479
American Baptist Homes of the West	LEHMAN BROTHERS SPECIAL FINANCING INC.		6120 STONERIDGE MALL RD. 3RD FLOOR PLEASANTON, CA,94588
AMERICAN BAPTIST HOMES OF THE WEST INC	LEHMAN BROTHERS SPECIAL FINANCING INC.		6120 Stoneridge Mall Road 3rd Floor Pleasanton, CA, 94588 Pamela S Claassen, CFO
c/o Holland & Knight 50 California Street, 28th Floor San Francisco, CA, 94111 Stephen L Taber
	LEHMAN BROTHERS SPECIAL FINANCING INC.		6120 Stoneridge Mall Road 3rd Floor Pleasanton, CA, 94588 Pamela S Claassen, CFO

10 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
c/o Holland & Knight 50 California Street, 28th Floor San Francisco, CA, 94111 Stephen L Taber
American Express Bank, Ltd.	LEHMAN BROTHERS COMMERCIAL CORPORATION		c/o American Express Financial Advisors 254 AXP Financial Center, H19/254 707 2nd Ave. South Minneapolis, MN, 55474 Attn: Derivatives Documentation Group
American Municipal Power-Ohio, Inc.	LEHMAN BROTHERS COMMODITY SERVICES INC.		1111 Schrock Road Suite 100 Columbus, OH, 43219 Attn:Mack Thompson
2600 Airport Drive 2600 Airport Drive Columbus, OH, 43219 Attn:Contract Administration
AMERICREDIT 2005-B-M	LEHMAN BROTHERS SPECIAL FINANCING INC.		Americredit Automobile Receivables Trust 2007-B-F c/o Wilmington Trust Company, as Owner Trustee 1100 North Market Street Wilmington, DE, 19890
AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2007-D-F	LEHMAN BROTHERS SPECIAL FINANCING INC.		Americredit Automobile Receivables Trust 2007-B-F c/o Wilmington Trust Company, as Owner Trustee 1100 North Market Street Wilmington, DE, 19890
AMERICREDIT AUTOMOBILERECEIVABLES TRUST 2007-B-F	LEHMAN BROTHERS SPECIAL FINANCING INC.		Americredit Automobile Receivables Trust 2007-B-F c/o Wilmington Trust Company, as Owner Trustee 1100 North Market Street Wilmington, DE, 19890
With a copy to: Americredit Financial Services, Inc. 801 Cherry Street, Suite 3900 Fort Worth, TX, 76102 Derivatives Operations
AMP Capital Enhanced Yield FdC/O AMP Capital Inves	LEHMAN BROTHERS SPECIAL FINANCING INC.		50 Bridge Street Sydney NSW 2008 Australia
BNP Fund Sevices Australasia Limited Level 6, BNP Paribas Centre 60 Castlereagh Street Sydney, 2000 Australia Attn: Manager - Derivative
PO Box R227 Royal Exhange Sydney NSW 1225 Australia

11 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
AMP CAPITAL INVESTORS LTDA/C Aus Corporate Bond	LEHMAN BROTHERS SPECIAL FINANCING INC.		50 Bridge Streeet Sydney NSW 2008 Australia
BNP Fund Sevices Australasia Limited Level 6, BNP Paribas Centre 60 Castlereagh Street Sydney, 2000 Australia Attn: Manager - Derivative
PO Box R227 Royal Exchange Sydney NSW 1225 Australia
ANTHRACITE BALANCE COMPANY (DIS 1) LTD	LEHMAN COMMERCIAL PAPER INC.		AIB International Centre I.F.S.C Dublin, 1 Ireland The Directors
ANTHRACITE BALANCED CO (LIBGDF) LTD-JR6 (ME)	LEHMAN COMMERCIAL PAPER INC.		Strathvale House North Church Street PO BOX 1109 GT Grand Cayman, Cayman Islands Attn: The Directors
ANTHRACITE BALANCED COMPANY (32) LTD	LEHMAN BROTHERS SPECIAL FINANCING INC.		Strathvale House North Church Street PO BOX 1109 GT Grand Cayman, Cayman Islands Attn: The Directors
	LEHMAN COMMERCIAL PAPER INC.		Strathvale House North Church Street PO BOX 1109 GT Grand Cayman, Cayman Islands Attn: The Directors
ANTHRACITE BALANCED COMPANY (36) LTD	LEHMAN COMMERCIAL PAPER INC.		AIB International Centre I.F.S.C Dublin, 1 Ireland The Directors
ANTHRACITE BALANCED COMPANY (40) LTD	LEHMAN COMMERCIAL PAPER INC.		Strathvale House North Church Street PO BOX 1109 GT Grand Cayman, Cayman Islands Attn: The Directors
ANTHRACITE BALANCED COMPANY (44) LTD	LEHMAN BROTHERS SPECIAL FINANCING INC.		Strathvale House North Church Street PO BOX 1109 GT Grand Cayman, Cayman Islands Attn: The Directors
	LEHMAN COMMERCIAL PAPER INC.		Strathvale House North Church Street PO BOX 1109 GT Grand Cayman, Cayman Islands Attn: The Directors
ANTHRACITE BALANCED COMPANY (50) LIMITED	LEHMAN BROTHERS SPECIAL FINANCING INC.		AIB International Centre I.F.S.C Dublin, 1 Ireland The Directors

12 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
ANTHRACITE BALANCED COMPANY (7) LTD	LEHMAN BROTHERS SPECIAL FINANCING INC.		Strathvale House North Church Street PO BOX 1109 GT Grand Cayman, Cayman Islands Attn: The Directors
ANTHRACITE BALANCED COMPANY (AWF) LTD	LEHMAN COMMERCIAL PAPER INC.		Strathvale House North Church Street PO BOX 1109 GT Grand Cayman, Cayman Islands Attn: The Directors
ANTHRACITE BALANCED COMPANY (GMN) LTD	LEHMAN BROTHERS SPECIAL FINANCING INC.		Strathvale House North Church Street PO BOX 1109 GT Grand Cayman, Cayman Islands Attn: The Directors
	LEHMAN COMMERCIAL PAPER INC.		Strathvale House North Church Street PO BOX 1109 GT Grand Cayman, Cayman Islands Attn: The Directors
ANTHRACITE BALANCED COMPANY (JR-27) LTD	LEHMAN COMMERCIAL PAPER INC.		Strathvale House North Church Street PO BOX 1109 GT Grand Cayman, Cayman Islands Attn: The Directors
ANTHRACITE BALANCED COMPANY (JR-49)	LEHMAN BROTHERS SPECIAL FINANCING INC.		Strathvale House North Church Street PO BOX 1109 GT Grand Cayman, Cayman Islands Attn: The Directors
ANTHRACITE BALANCED COMPANY (JR-54) LIMITED	LEHMAN BROTHERS SPECIAL FINANCING INC.		22 Greville Street St Helier, Jersey JE4 8PX
ANTHRACITE BALANCED COMPANY (R-26)	LEHMAN BROTHERS SPECIAL FINANCING INC.		AIB International Centre I.F.S.C Dublin, 1 Ireland The Directors
ANTHRACITE BALANCED COMPANY (R-26) LIMITED	LEHMAN COMMERCIAL PAPER INC.		Strathvale House North Church Street PO BOX 1109 GT Grand Cayman, Cayman Islands Attn: The Directors
ANTHRACITE BALANCED COMPANY IR-19	LEHMAN BROTHERS SPECIAL FINANCING INC.		Strathvale House North Church Street PO BOX 1109 GT Grand Cayman, Cayman Islands Attn: The Directors
	LEHMAN COMMERCIAL PAPER INC.		Strathvale House North Church Street PO BOX 1109 GT Grand Cayman, Cayman Islands Attn: The Directors
ANTHRACITE INVESTMENT (IRELAND) PLC (SERIES 10)	LEHMAN BROTHERS SPECIAL FINANCING INC.		Anthracite Investments (Ireland) PLC AIB International Centre IFSC Dublin 1 Ireland
North Church Street PO BOX 1109 GT Grand Cayman, Cayman Islands

13 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
Strathvale House North Church Street PO BOX 1109 GT Grand Cayman, Cayman Islands Attn: The Directors
ANTHRACITE INVESTMENT (IRELAND) PLC (SERIES 12)	LEHMAN BROTHERS SPECIAL FINANCING INC.		Anthracite Investments (Ireland) PLC AIB International Centre IFSC Dublin 1 Ireland
Strathvale House North Church Street PO BOX 1109 GT Grand Cayman, Cayman Islands Attn: The Directors
ANTHRACITE INVESTMENT (IRELAND) PLC (SERIES 18)	LEHMAN BROTHERS SPECIAL FINANCING INC.		Anthracite Investments (Ireland) PLC AIB International Centre IFSC Dublin 1 Ireland
Strathvale House North Church Street PO BOX 1109 GT Grand Cayman, Cayman Islands Attn: The Directors
ANTHRACITE INVESTMENT (IRELAND) PLC (SERIES 27)	LEHMAN BROTHERS SPECIAL FINANCING INC.	1992 ISDA MA-Multi-Currency Cross Border dated on 12/5/2005	Anthracite Investments (Ireland) PLC AIB International Centre IFSC Dublin 1 Ireland
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
	LEHMAN BROTHERS SPECIAL FINANCING INC.	1992 ISDA MA - Multi-Currency Cross Border dated on 12/15/2005	Anthracite Investments (Ireland) PLC AIB International Centre IFSC Dublin 1 Ireland
North Church Street PO BOX 1109 GT Grand Cayman, Cayman Islands
Strathvale House North Church Street PO BOX 1109 GT Grand Cayman, Cayman Islands Attn: The Directors
ANTHRACITE INVESTMENT (IRELAND) PLC (SERIES 8) (ME)	LEHMAN BROTHERS SPECIAL FINANCING INC.		AIB International Centre IFSC Dublin 1 , Ireland The Directors
Anthracite Investments (Ireland) PLC AIB International Centre IFSC Dublin 1 Ireland
ANTHRACITE INVESTMENTS (CAYMAN ) LTD	LEHMAN COMMERCIAL PAPER INC.		AIB International Centre I.F.S.C Dublin, 1 Ireland The Directors

14 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
	LEHMAN BROTHERS SPECIAL FINANCING INC.		AIB International Centre I.F.S.C Dublin, 1 Ireland The Directors
	LEHMAN COMMERCIAL PAPER INC.		AIB International Centre I.F.S.C Dublin, 1 Ireland The Directors
ANTHRACITE RATED INVESTMENTS (JR-14) LTD	LEHMAN BROTHERS SPECIAL FINANCING INC.		AIB International Centre I.F.S.C Dublin, 1 Ireland The Directors
Asbury Atlantic, Inc.	LEHMAN BROTHERS SPECIAL FINANCING INC.		210 Russell Avenue Gaithersburg, MD , 20877 Attn: Chief Financial Officer
Attention: Chief Financial Officer 210 Russell Avenue Gaithersburg, MD , 20877
Asbury-Solomons, Inc.	LEHMAN BROTHERS SPECIAL FINANCING INC.		210 Russell Avenue Gaithersburg, MD, 20877 Attn: Chief Financial Offi
Atlantic County Utilities Authority	LEHMAN BROTHERS SPECIAL FINANCING INC.		6700 Delilah Road Egg Harbor Township, NJ , 08234
ATRIUM CDO LTD	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o Credit Suisse Alternative Capital, Inc. 11 Madison Avenue, 13th Floor New York, NY 10010
JP Morgan Chase as Trustee 600 Travis, 48th Floor Houston, TX 77002 Attn: Brad Buehler
Australia and New Zealand Banking Group Limited	LEHMAN BROTHERS COMMERCIAL CORPORATION		100 Queen St, Lvl 3 Melbourne 3000, Australia Attn: Michael Black, Head of Lending Services
1177 Avenue of the Americas New York, NY, 10036 Attn: John W. Wade, Deputy General Manager
AUSTRALIA CORE PLUS FUND (AUD)	LEHMAN BROTHERS COMMERCIAL CORPORATION		c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom Attn: Legal Department
AVIV LCDO 2006-1 LIMITED	LEHMAN BROTHERS SPECIAL FINANCING INC.		MAPLESFS LIMITED P.O. Box 1093 Queensgate House, 113 South Church Street George Town, Grand Cayman,

15 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
P.O. BOX 1093 GT, QUEENSGATE HOUSE, SOUTH CHURCH STREET ATTN: GENERAL COUNSEL OR CORPORATE EXEC GEORGE TOWN, GRAND CAYMAN,
AVIV LCDO 2006-2 LIMITED	LEHMAN BROTHERS SPECIAL FINANCING INC.		MAPLESFS LIMITED P.O. Box 1093 Queensgate House, 113 South Church Street George Town, Grand Cayman,
P.O. BOX 1093 GT, QUEENSGATE HOUSE, SOUTH CHURCH STREET ATTN: GENERAL COUNSEL OR CORPORATE EXEC GEORGE TOWN, GRAND CAYMAN,
AZUSA PUBLIC FINANCING AUTHORITY	LEHMAN BROTHERS SPECIAL FINANCING INC.		213 East Foothill Blvd Azusa, CA, 91702 Attn: Director of Finance
Babson College	LEHMAN BROTHERS SPECIAL FINANCING INC.		Forest Street Babson Park, Massachusetts, 02157-0310 Attn: VP for Business
BAE Systems PLC	LEHMAN BROTHERS COMMERCIAL CORPORATION		Group Treasury, Warwick House, PO Box 87 Farnborough Aerospace Centre Farnborough, Hants, GU14 6YU United Kingdom Attn: Group Treasurer
BALBOA CDO I LTD	LEHMAN BROTHERS SPECIAL FINANCING INC.		MAPLESFS LIMITED P.O. Box 1093 Queensgate House, 113 South Church Street George Town, Grand Cayman,
P.O. BOX 1093 GT, QUEENSGATE HOUSE, SOUTH CHURCH STREET ATTN: GENERAL COUNSEL OR CORPORATE EXEC GEORGE TOWN, GRAND CAYMAN,
BALLYROCK ABS CDO 2007-1 LTD	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o Ballyrock Investment Advisors LLC 82 Devonshire Streetm V13E Boston, MA 02110 President
c/o Maples Finance Limited P.O. Box 1093GT Boundary Hall Cricket Square, Grand Cayman, Cayman Islands The Directors
Banca Delle Marche SpA	LEHMAN BROTHERS SPECIAL FINANCING INC.		Via Ghislieri, 6 60035, Jesi-Ancona Italy Attn: Servizio tesoreria de Gruppo
Banca Popolare di Vicenza SCPARL	LEHMAN BROTHERS COMMERCIAL CORPORATION		Resp. Financial Monitoring & Documentation Via Turati 12 Milano, Italy
Via BTG, Framarin 18 Vicenza Italy Attn: Fulvio Simonato

16 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
	LEHMAN BROTHERS SPECIAL FINANCING INC.		Resp. Financial Monitoring & Documentation Via Turati 12 Milano, Italy
Via BTG, Framarin 18 Vicenza Italy Attn: Fulvio Simonato
BANCA POPOLARE DILODI	LEHMAN BROTHERS SPECIAL FINANCING INC.		Piazza Nogara 237121 Verona Italy Italy Attn: Legal Department
Banca Profilo S.P.A.	LEHMAN BROTHERS SPECIAL FINANCING INC.		Corso Italia 49-20122 Milan Italy
Corso Italia 49-20122 Milan Italy
Banco Espanol De Credito, S.A.	LEHMAN BROTHERS SPECIAL FINANCING INC.		Mesema 80 Edificio CPD, Sotano-1 28033 - Madrid Spain Attn: Javier Llorente Herrero
Mesna 80, Edificio CPD Sotano 1 28033 Madrid Spain Attn: Javier Llorente Herrero
Banco Finantia	LEHMAN BROTHERS SPECIAL FINANCING INC.		Banco Finantia Sucursal Financeira Exterior Rua 31 de Janeiro 13A - 40 - 9050 Funchal, Portugal
Banco Finantia Sucursal Financeira Exterior Rua 31 de Janeiro 13A - 40 - 9050 Funchal, Portugal
ua General Firmino Miguel No5 -1 1600 - 100 Lisboa Portugal Attn: Pedro Benites - Capital Markets Department
BANCO II FINANTIA SA	LEHMAN BROTHERS SPECIAL FINANCING INC.		Banco Finantia Sucursal Financeria Exterior Rua 31 de Janeiro 13 A -4o - 9050 Funchal, PORTUGAL Attn: Capital Markets Department
Lehman Brothers Special Financing Suite 400 Wilmington, Delaware, 01908 Attn: Transaction Management
ua General Firmino Miguel No 5 -1 1600-100 Lisboa Portugal Attn: Pedro Benites - Capital Markets Dept
Bank Julius Baer & Co. Ltd., New York	LEHMAN BROTHERS COMMERCIAL CORPORATION		Bank Julius Baer & Co. Ltd Bahnhofstrasse 36 P.O. BOX CH-8010 Zurich, Switzerland Attn: Gerard Berclaz

17 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
Zurich Head Office BANK JULIUS BAER Hohlstrasse 604 P.O. Box, CH-8010 Zurich, Switzerland Attn: Legal
Bank of America, National Association	LEHMAN BROTHERS COMMERCIAL CORPORATION		26 Elmfield Road Bromley, Kent BR1 1WA United Kingdom Attn: Global Derivative Operations
Bank of China	LEHMAN BROTHERS SPECIAL FINANCING INC.		1 Fuxingmen Nei Dajie Beijing 100818 China China Attn: Treasury Department/Legal Compliance
Bank of Montreal, Toronto	LEHMAN BROTHERS SPECIAL FINANCING INC.		First Bank Tower 17th Floor First Canadian Place Toronto, Ontario, M5X 1A1 Canada Attn: Senior Manager Swaps Desk
Bank of New Zealand	LEHMAN BROTHERS SPECIAL FINANCING INC.		Level 21 Bank of New Zealand Centre 1 Willis Street Wellington New Zealand Attn: Head of Markets Division
PO Box 2392 Wellington New Zealand Attn: Kelsey Lawrie
Bank of Yokohama, Ltd.	LEHMAN BROTHERS SPECIAL FINANCING INC.		8-2 Nihonbashi 2-Chome Chuo-ku, Tokyo PC103-0027 Japan Attn: Financial Markets Department
Operations Planning and Administration Department Market Operations Center 8-2 Nihonbashi, 2-Chome Chuo-ku, Tokyo PC 103-0027, Japan
Banque de Financement et de Tresorerie	LEHMAN BROTHERS SPECIAL FINANCING INC.		11 Avenue d#apposlena BP 2013 - 75761 Cedex 16 France Attn: Legal Group
11 Avenue d'lena BP 2013 - 75761 Cedex 16 France Attn: Legal Group
BARCLAYS BANK PLC	LEHMAN BROTHERS COMMERCIAL CORPORATION		200 Park Avenue New York, NY, 10166
BARTON SPRINGS CDO LIMITED SPC SERIES 2005-1	LEHMAN BROTHERS SPECIAL FINANCING INC.		850 LIBRARY AVENUE, SUITE 204 NEWARK, DE, 19711
C/O DONALD J. PUGLISI 850 LIBRARY AVENUE, SUITE 204 NEWARK, DE, 19711
BAV RBI RENTEN EBTR 556778	LEHMAN BROTHERS SPECIAL FINANCING INC.		PIMCO 840 Newport Center Dr, Ste 100 Newport Beach, CA 92660

18 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
BBVA 5X5 FI	LEHMAN BROTHERS OTC DERIVATIVES INC.		Banco Bilbao Vizcaya Argentaria, S.A. Plaza San Nicolas #4 Bilbao, Vizcaya 28005 Spain
BBVA Bancomer SA	LEHMAN BROTHERS SPECIAL FINANCING INC.		Av. Universidad 1200 Col. Xoco 03339 Mexico
Av. Universidad 1200 Col. Xoco 03339 Mexico
Bear Stearns Bank plc	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o JPMorgan Chase Legal Department 245 Park Avenue, 11th Floor New York, NY, 10167 Attn: Don Thompson
Bear Stearns Credit Products Inc	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o JPMorgan Chase Legal Department 245 Park Avenue, 11th Floor New York, NY, 10167 Attn: Don Thompson
Bear Stearns Forex Inc.	LEHMAN BROTHERS COMMERCIAL CORPORATION		245 Park Avenue New York, NY, 10167 Attn: David Schoenthal
Legal Department 245 Park Avenue, 11th Floor New York, NY, 10167 Attn: Don Thompson
Bear Stearns International Ltd	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o JPMorgan Chase Legal Department 245 Park Avenue, 11th Floor New York, NY, 10167 Attn: Don Thompson
One Metrotech Center North 7th Fl Brooklyn, NY, 10167 Attn: Derivatives Operation
Bell Trace Obligated Group	LEHMAN BROTHERS SPECIAL FINANCING INC.		Bell Trace Obligated Group c/o East 10th Street Property, LLC 2749 East Covenanter Dr. Bloomington, IN, 47401 Attn: Chief Executive Officer
c/o East 10th Street Property, LLC 2749 East Covenanter Dr. Bloomington, IN, 47401 Attn: Chief Executive Officer
BELLE HAVEN ABS CDO 2005- 1 LTD	LEHMAN BROTHERS SPECIAL FINANCING INC.		MAPLESFS LIMITED P.O. Box 1093 Queensgate House, 113 South Church Street George Town, Grand Cayman, CAYMAN ISLANDS

19 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
P.O. BOX 1093 GT, QUEENSGATE HOUSE, SOUTH CHURCH STREET ATTN: GENERAL COUNSEL OR CORPORATE EXEC GEORGE TOWN, GRAND CAYMAN, CAYMAN ISLANDS
Wells Fargo Bank, National Association 9062 Old Annapolis Road Columbia, MD, 21045 Attn: Lisa Ruther
BELLE HAVEN ABS CDO 2006-1	LEHMAN BROTHERS SPECIAL FINANCING INC.		MAPLESFS LIMITED P.O. Box 1093 Queensgate House, 113 South Church Street George Town, Grand Cayman, CAYMAN ISLANDS
P.O. BOX 1093 GT, QUEENSGATE HOUSE, SOUTH CHURCH STREET ATTN: GENERAL COUNSEL OR CORPORATE EXEC GEORGE TOWN, GRAND CAYMAN, CAYMAN ISLANDS
Wells Fargo Bank, National Association 9062 Old Annapolis Road Columbia, MD, 21045 Attn: Lisa Ruther
Benedictine Health System	LEHMAN BROTHERS SPECIAL FINANCING INC.		503 E. Third St. Suite 206 Duluth, MN, 55805
Berkeley County Public Service Sewer District	LEHMAN BROTHERS SPECIAL FINANCING INC.		P.O. Box 944 2160 Eagle School Road Martinsburg WV , 25461
BERYL FINANCE LIMITED SERIES 2005-11	LEHMAN BROTHERS SPECIAL FINANCING INC.		Walkers SPV Limited Walker House, 87 Mary Street George Town, Grand Cayman, CAYMAN ISLANDS
BERYL FINANCE LIMITED SERIES 2005-14	LEHMAN BROTHERS SPECIAL FINANCING INC.		Walkers SPV Limited Walker House, 87 Mary Street George Town, Grand Cayman, CAYMAN ISLANDS
BERYL FINANCE LIMITED SERIES 2005-16	LEHMAN BROTHERS SPECIAL FINANCING INC.		Walkers SPV Limited Walker House, 87 Mary Street George Town, Grand Cayman, CAYMAN ISLANDS
BERYL FINANCE LIMITED SERIES 2005-7	LEHMAN BROTHERS SPECIAL FINANCING INC.		Walkers SPV Limited Walker House, 87 Mary Street George Town, Grand Cayman, CAYMAN ISLANDS
BERYL FINANCE LIMITED SERIES 2006-15	LEHMAN BROTHERS SPECIAL FINANCING INC.		HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
Walkers SPV Limited Walker House, 87 Mary Street George Town, Grand Cayman, CAYMAN ISLANDS
BERYL FINANCE LIMITED SERIES 2006-5	LEHMAN BROTHERS SPECIAL FINANCING INC.		Walkers SPV Limited Walker House, 87 Mary Street George Town, Grand Cayman, CAYMAN ISLANDS
BERYL FINANCE LIMITED SERIES 2006-6	LEHMAN BROTHERS SPECIAL FINANCING INC.		Walkers SPV Limited Walker House, 87 Mary Street George Town, Grand Cayman, CAYMAN ISLANDS

20 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
BERYL FINANCE LIMITED SERIES 2007-1	LEHMAN BROTHERS SPECIAL FINANCING INC.		Walkers SPV Limited Walker House, 87 Mary Street George Town, Grand Cayman, CAYMAN ISLANDS
BERYL FINANCE LIMITED SERIES 2007-10	LEHMAN BROTHERS SPECIAL FINANCING INC.		Walkers SPV Limited Walker House, 87 Mary Street George Town, Grand Cayman, CAYMAN ISLANDS
BERYL FINANCE LIMITED SERIES 2007-11	LEHMAN BROTHERS SPECIAL FINANCING INC.		Walkers SPV Limited Walker House, 87 Mary Street George Town, Grand Cayman, CAYMAN ISLANDS
BERYL FINANCE LIMITED SERIES 2007-13	LEHMAN BROTHERS SPECIAL FINANCING INC.		Walkers SPV Limited Walker House, 87 Mary Street George Town, Grand Cayman, CAYMAN ISLANDS
BERYL FINANCE LIMITED SERIES 2007-14	LEHMAN BROTHERS SPECIAL FINANCING INC.		Dante Finance Public Limited Company AIB International Centre International Financial Services Centre Dublin 1, Ireland
Walkers SPV Limited Walker House, 87 Mary Street George Town, Grand Cayman, CAYMAN ISLANDS
BERYL FINANCE LIMITED SERIES 2007-15	LEHMAN BROTHERS SPECIAL FINANCING INC.		Walkers SPV Limited Walker House, 87 Mary Street George Town, Grand Cayman, CAYMAN ISLANDS
BERYL FINANCE LIMITED SERIES 2007-4	LEHMAN BROTHERS SPECIAL FINANCING INC.		Walkers SPV Limited Walker House, 87 Mary Street George Town, Grand Cayman, CAYMAN ISLANDS
BERYL FINANCE LIMITED SERIES 2007-5	LEHMAN BROTHERS SPECIAL FINANCING INC.		Dante Finance Public Limited Company AIB International Centre International Financial Services Centre Dublin 1, Ireland
Walkers SPV Limited Walker House, 87 Mary Street George Town, Grand Cayman, CAYMAN ISLANDS
BERYL FINANCE LIMITED SERIES 2007-7	LEHMAN BROTHERS SPECIAL FINANCING INC.		Walkers SPV Limited Walker House, 87 Mary Street George Town, Grand Cayman, CAYMAN ISLANDS
BERYL FINANCE LIMITED SERIES 2007-8	LEHMAN BROTHERS SPECIAL FINANCING INC.		Walkers SPV Limited Walker House, 87 Mary Street George Town, Grand Cayman, CAYMAN ISLANDS
BERYL FINANCE LIMITED SERIES 2008-1	LEHMAN BROTHERS SPECIAL FINANCING INC.		Walkers SPV Limited Walker House, 87 Mary Street George Town, Grand Cayman, CAYMAN ISLANDS
BERYL FINANCE LIMITED SERIES 2008-14	LEHMAN BROTHERS SPECIAL FINANCING INC.		Walkers SPV Limited Walker House, 87 Mary Street George Town, Grand Cayman, CAYMAN ISLANDS
BERYL FINANCE LIMITED SERIES 2008-3	LEHMAN BROTHERS SPECIAL FINANCING INC.		Walkers SPV Limited Walker House, 87 Mary Street George Town, Grand Cayman, CAYMAN ISLANDS
BERYL FINANCE LIMITED SERIES 2008-6	LEHMAN BROTHERS SPECIAL FINANCING INC.		Walkers SPV Limited Walker House, 87 Mary Street George Town, Grand Cayman, CAYMAN ISLANDS
BERYL FINANCE LIMITED SERIES 2008-7	LEHMAN BROTHERS SPECIAL FINANCING INC.		Dante Finance Public Limited Company AIB International Centre International Financial Services Centre Dublin 1, Ireland
Walkers SPV Limited Walker House, 87 Mary Street George Town, Grand Cayman, CAYMAN ISLANDS
Bethlehem Authority	LEHMAN BROTHERS SPECIAL FINANCING INC.		10 East Church Street Bethlehem, 18018

21 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
Bexar County Health Facilities	LEHMAN BROTHERS SPECIAL FINANCING INC.		233 N Pecos, Suite 590 San Antonio, TX, 78207
BGI/CorePlus Bond Fund B	LEHMAN BROTHERS SPECIAL FINANCING INC.		400 Howard Street San Francisco, CA, 94105
BH FINANCE LLC	1271, LLC		Berkshire Hathaway Reinsurance Group 100 First Stamford Place Stamford, CT, 06902
Bippart Family Trust	LEHMAN BROTHERS OTC DERIVATIVES INC.		The Bippart Family Trust 555 Montgomery Drive Unit 68 Santa Rosa, CA, 95409-8818 Attn: John D. Bippart
Blue Mountain Credit Alternatives Master Fund LP	LEHMAN BROTHERS SPECIAL FINANCING INC.	Novation Fee for trade 42701 dated 11th Sept 2008 with maturity 20th Dec 2010	280 Park Avenue 5th Floor East New York, 10017 United States
BLUE POINT CDO LIMITED SPC SERIES 2005-1	LEHMAN BROTHERS SPECIAL FINANCING INC.		850 LIBRARY AVENUE, SUITE 204 NEWARK, DE, 19711
C/O DONALD J. PUGLISI 850 LIBRARY AVENUE, SUITE 204 NEWARK, DE, 19711
BLUE POINT CDO LIMITED SPC SERIES 2005-2	LEHMAN BROTHERS SPECIAL FINANCING INC.		850 LIBRARY AVENUE, SUITE 204 NEWARK, DE, 19711
C/O DONALD J. PUGLISI 850 LIBRARY AVENUE, SUITE 204 NEWARK, DE, 19711
BLUE POINT CDO SPC, F/A/O THE SERIES 2005-1 SEG PORTF	LEHMAN BROTHERS SPECIAL FINANCING INC.		C/O MAPLES FINANCE LIMITED PO BOX 1093GT QUEENSGATE HOUSE SOUTH CHURCH STREET GEORGE TOWN GRAND CAYMAN, CAYMAN ISLANDS
BLUE POINT CDO SPC, F/A/O THE SERIES 2005-2 SEG PORTF	LEHMAN BROTHERS SPECIAL FINANCING INC.		C/O MAPLES FINANCE LIMITED PO BOX 1093GT QUEENSGATE HOUSE SOUTH CHURCH STREET GEORGE TOWN GRAND CAYMAN, CAYMAN ISLANDS
BLUEBAY	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o BlueBay Asset Management Limited, Attn: Melanie Davison Times Place 45 Pall Mall London, SW1Y5JG UK
	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o BlueBay Asset Management Limited, Attn: Melanie Davison Times Place 45 Pall Mall London, SW1Y5JG UK

22 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
Bluebay / GL1 INKA HYGOTH	LEHMAN BROTHERS SPECIAL FINANCING INC.	Novation Fee for trade 220709631HYGOTH dated 11th Sept 2008 with maturity 20th June 2013	c/o Bluebay Asset Management 77 Grosvernor Street London, W1K 3JR England
BLUEBAY ASSET MGMT LTDA/C STICHTING BEDRI METALEKT	LEHMAN BROTHERS SPECIAL FINANCING INC.	Novation Fee for trade 220709631HYGOTH dated 11th Sept 2008 with maturity 20th June 2013	c/o Bluebay Asset Management 77 Grosvernor Street London, W1K 3JR England
BLUEBAY ASSET MNGNT PLCA/C INTERPOLIS PENSIOENENVE	LEHMAN BROTHERS SPECIAL FINANCING INC.	Novation Fee for trade 220709631HYGOTH dated 11th Sept 2008 with maturity 20th June 2013	c/o Bluebay Asset Management 77 Grosvernor Street London, W1K 3JR England
BLUEBAY STRUCTURED FUNDSHIGH YIELD ENHANCED FUND	LEHMAN BROTHERS SPECIAL FINANCING INC.	Novation Fee for trade 220709631HYGOTH dated 11th Sept 2008 with maturity 20th June 2013	c/o Bluebay Asset Management 77 Grosvernor Street London, W1K 3JR England
BlueBay Structured High Yield	LEHMAN BROTHERS SPECIAL FINANCING INC.	Novation Fee for trade 220709631HYGOTH dated 11th Sept 2008 with maturity 20th June 2013	c/o Bluebay Asset Management 77 Grosvernor Street London, W1K 3JR England
BLUEBAY STRUCTURED HIGH YIELD BOND SUB-TRUST, A SUB-TRUST OF PANACEA TRUST	LEHMAN BROTHERS SPECIAL FINANCING INC.		BlueBay Asset Management Plc 45 Pall Mall London, SW1Y 5JG Melanie Davison, Head of Operations
Bluebay/Bluebay High Yield Bond Fund	LEHMAN BROTHERS SPECIAL FINANCING INC.	Novation Fee for trade 220709631HYGOTH dated 11th Sept 2008 with maturity 20th June 2013	c/o Bluebay Asset Management 77 Grosvernor Street London, W1K 3JR England
BLUESTEP FINANCE (NO2) LIMITED	LEHMAN BROTHERS SPECIAL FINANCING INC.		47 Esplanade St. Helier, JE1 0BD Jersey
Bluestep Finance (No.2) Limited Box 23088 Stockholm, 104 35 Sweden
BOX 23054 104 35 Stockholm, Sweeden Mr David Torpey
Boca Raton Community Hospital, Inc.	LEHMAN BROTHERS SPECIAL FINANCING INC.		745 Meadows Road Boca Raton, FL, 33486 Attn: Chief Financial Officer
Bonten Media Group Inc.	LEHMAN BROTHERS SPECIAL FINANCING INC.		675 Third Avenue Suite 2521 New York, NY, 10017
BOULDER COMMUNITY HOSPITAL	LEHMAN BROTHERS SPECIAL FINANCING INC.	Reserve Fund Agreement dated on 6/23/1994	North Broadway and Balsam P.O. Box 9019 Boulder, CO, 80301 Attn: Joe McDonald
Boultbee Vasteras AB	LEHMAN BROTHERS SPECIAL FINANCING INC.		Boultbee (VÃsterÃs) AB, c/o EFM (Sverige) AB Box 49166, Stockholm Fleminggatan 48, Stockholm, 100 29 Sweden

23 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
Boultbee (VÃsterÃs) AB, c/o EFM (Sverige) AB Box 49166, Stockholm Fleminggatan 48, Stockholm, 100 29 Sweden
Brian Spanel	LEHMAN BROTHERS OTC DERIVATIVES INC.		177714 Little Leaf Court Chesterfield, MO, 63005 Attn: Brian and Kathy Spanel
Brigade Leveraged CapitalStructures Fund Ltd.	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o Brigade Capital Management LLC 717 Fifth Avenue, Suite 1301 New York, NY, 10022 Attn: Raymond Luis
BRM ABERDEEN GLOBAL EQUITIES	LEHMAN BROTHERS COMMERCIAL CORPORATION	Forward Puchase Agreement dated 7/29/2008 (8211LL00817)	c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom Attn: Derivative Contract
Buck Institute for Age Research	LEHMAN BROTHERS SPECIAL FINANCING INC.		8001 Redwood Blvd Novato, CA, 94945 Attn: Janes J. Kovach, MD, JD
BUILDING FINANCE COMPANY OF TENNESSEE	LEHMAN BROTHERS SPECIAL FINANCING INC.		Chestnut Street Tower 605 Chestnut Street Suite 200 Chattanooga, TN, 31450
C.M. Life Insurance Company	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o Babson Capital Mgt LLC 1500 Main Street, Suite 2800 Springfield, MA, 01115 Attn: Michele Kunitz
CAAM SING-GIC-GLOBAL FixedIncome and Currency Over	LEHMAN BROTHERS SPECIAL FINANCING INC.		168 Robinson Road #22-03, Capital Tower, 068912 Singapore Attn: Mr. Winston Thng / Ms. Isabella Tham
CACEIS BANK LUX / CAAM(PORTFOLIO FOREX TRDG) GIVE-	LEHMAN BROTHERS COMMERCIAL CORPORATION		5 Allee Scheffer Luxembourg L-2520 Luxembourg Attn: Gilles Normand/Jean-Pierre Valentini
Cadbury Corporation	LEHMAN BROTHERS SPECIAL FINANCING INC.		2150 Route 38 Cherry Hill NJ, 08002-4302
	LEHMAN BROTHERS SPECIAL FINANCING INC.		2150 Route 38 Cherry Hill NJ, 08002-4302
Caisse De Depot et Placement Du Quebec	LEHMAN BROTHERS SPECIAL FINANCING INC.		1000, Place Jean Paul Riopelle Montreal, Quebec, H2Z 2B3 Canada Attn: Vice President
Caisse Regional CreditAgricoleParis Ile de France	LEHMAN BROTHERS SPECIAL FINANCING INC.		Siege Social: 26, quai de la Rapee 75596 Paris Cedex 12 France Attn: Francoise Debrus

24 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
Caixa Geral De Depositos, SA	LEHMAN BROTHERS SPECIAL FINANCING INC.		Av Joao XXI, 63 Lisboa Codex, 1017 Portugal Spain Attn: Jose Brito
California College of Arts & Crafts	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o California Education Facility 450 Irwin St. San Francisco, CA, 94107
CALIFORNIA COUNTY TOBACCO SECU RITIZATION AGENCY - LOS ANGELE S COUNTY (THE)	LEHMAN BROTHERS SPECIAL FINANCING INC.		500 West Temple Streeet Room 432 Los Angeles, CA, 90012 Attn: Mark J Saladino
CALIFORNIA COUNTY TOBACCO SECURITIZATION AGENCY	LEHMAN BROTHERS SPECIAL FINANCING INC.		1010 10th Street Suite 6800 Modesto, CA, 95354 Jenine Windeshausen
California Housing Finance Agency	LEHMAN BROTHERS SPECIAL FINANCING INC.		1121 L Street Sacramento, CA, 95814
CALIFORNIA INDEPENDENT SYSTEM OPERATOR CORPORATION	LEHMAN BROTHERS COMMODITY SERVICES INC.		151 Blue Ravine Road Folsom, CA, 95630 Attn: Daniel J. Schonkwiler, Assistant General Counsel
Unit 17 1000 S Fremont Ave Alhambra, CA, 91803
CALYON	LEHMAN BROTHERS COMMERCIAL CORPORATION		Calyon Seoul 19th Floor, Kyobo Building-1, 1Ka Chongro, Chongro-ku, 110-714, Seoul, Korea
	LEHMAN BROTHERS COMMERCIAL CORPORATION		9 quai du President Paul Doumer 92920 Paris La Defense Cedex France Attn: Xavier Richard
Calyone Credit Argricole CIB 1301 Avenue of the Americas New York, NY, 10019 Attn: Dualn Goldie - Morrison / Richard Carlson
	LEHMAN BROTHERS SPECIAL FINANCING INC.		1301 Avenue of the Americas New York, NY, 10019 Attn: Manager, Capital Markets
Broadwalk House 5 Appold Street London, EC2A 2DA United Kingdom Attn: Swaps Back Office
Calyon 1301 Avenue of the Americas New York, NY, 10019 Attn: Manager, Capital Markets

25 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
Calyon Calyone Credit Argricole CIB 1301 Avenue of the Americas New York, NY, 10019 Attn: Dualn Goldie - Morrison /Richard Carlson
Camden County Municipal Utilities	LEHMAN BROTHERS SPECIAL FINANCING INC.		1645 FERRY AVE CAMDEN NJ, 08104
Canadian Imperial Bank of Commerce	LEHMAN BROTHERS COMMERCIAL CORPORATION		199 Bay Street Commerce Court West, 6th Floor Toronto, Ontario, M5L 1A2 Canada Attn: Michele Hunt
425 Lexington Avenue New York, NY, 10017 Attn: Manager, Swap Operations
Commerce Court Toronto, Ontario, M5L 1A2 Canada Attn: Manager, Swap Operations
Capmark Finance Inc	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o GMAC Com. Mort. Corp. 200 Witmer Road Horsham, PA, 19044 Attn: Controller Capital Markets -
CARBON EMISSION RIGHT	LEHMAN BROTHERS COMMODITY SERVICES INC.		UK Registry 3 Whitehall Place London, SW1A 2AW United Kingdom
Cargill Financial Services International, Inc.	LEHMAN BROTHERS COMMERCIAL CORPORATION		6000 Clearwater Drive Minnetonka, MN, 55343 - 9497
9350 Excelsior Blvd. MS 142-4B Hopkins, MN, 55343
	LEHMAN BROTHERS SPECIAL FINANCING INC.		9350 Exceisior Blvd. MS 142-4B Hopkins, MN, 55343
CARGILL INTERNATIONAL S.A.	LEHMAN BROTHERS COMMODITY SERVICES INC.		9350 Exceisior Blvd. MS 142-4B Hopkins, MN, 55343
For Confirms, Settlements and Docs - Singapore Cargill International S.A - Singapore Branch 300 Beach Road #23-01 The Concourse, 199555 Singapore Swaps Administraion
With respect to London Branch Transactions Cargill International S.A. 14 chemin De-Normandie 1206 GENEVA Switzerland See Agreement

26 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
Cargill Limited "EDI"	LEHMAN BROTHERS COMMODITY SERVICES INC.		12700 Whitewater Drive Minnetonka, MN , 55434 Attn: Credit Department
15407 McGinty Road West Wayzata, MN , 55391-2399 Attn: Linda Kunert
9350 Exceisior Blvd. MS 142-4B Hopkins, MN , 55343
CARLYLE PARTNERS II LP	LEHMAN BROTHERS SPECIAL FINANCING INC.		CARLYLE PARTNERS II LP 520 Madison Avenue, 41FL New York, NY 10022 USA Andria Trinidad
Carnegie Institution of Washington	LEHMAN BROTHERS SPECIAL FINANCING INC.		1530 P Street, N.W. Washington, D.C. , 20005-1910 Attn: Director of Administration and Finance
CATHOLIC HEALTHCARE WEST	LEHMAN BROTHERS SPECIAL FINANCING INC.	Forward Purchase Agreement dated on 9/2/1999	185 Berry Street, Suite 300 San Francisco, CA , 94107
CBTC 2004-6	LEHMAN BROTHERS SPECIAL FINANCING INC.		U.S. Bank Trust National Association 100 Wall Street New York, NY 10005 Attn: corporate Trust
Cerberus International, LTD	LEHMAN BROTHERS SPECIAL FINANCING INC.		Cerberus International, Ltd. c/o Partridge Hill Overseas Management, LLC 299 Park Avenue, 23rd Floor New York, NY, 10171 Attn: Adam Sperling
CF BESPOKE INVESTMENT FUNDS - IPD UK MONTHLY PROPERTY INDEX TRACKER FUND	LEHMAN BROTHERS SPECIAL FINANCING INC.		Capita Financial Group 2 The Loulevard City West One Office Park Gelderd Road, LS12 6NT Leeds Martin Clarkson
John Stow House, Second Floor 18 Bevis Marks London, EC3A 7JB UK
Chapel Hill School District	LEHMAN BROTHERS SPECIAL FINANCING INC.		P.O. Box 125 Mt. Pleasant NC , 75456
Charity Obligated Group	LEHMAN BROTHERS SPECIAL FINANCING INC.		4600 EDMUNDSON ROAD ST LOUIS, MO , 63134

27 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
CHARITY SELECT UK BOND FUND	LEHMAN BROTHERS COMMERCIAL CORPORATION	Forward Puchase Agreement dated 9/8/2008 (8252LL00298)	c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom Attn: Derivative Contract
CHELSEA MA (CITY OF) (TE)	LEHMAN BROTHERS SPECIAL FINANCING INC.		BayBank 7 New England Executive Park Burlington, MA 01803-5008 USA Gary Dougherty
CHEROKEE WATER & SEWERAGE AUTHORITY	LEHMAN BROTHERS SPECIAL FINANCING INC.		Post Office Box 1006 One Main Street Canton, GA, 30114
CHERRY HILL CDO SPC 2007-1	LEHMAN BROTHERS SPECIAL FINANCING INC.		850 LIBRARY AVENUE, SUITE 204 NEWARK, DE, 19711
C/O DONALD J. PUGLISI 850 LIBRARY AVENUE, SUITE 204 NEWARK, DE, 19711
CHERRY HILL CDO SPC 2007-2	LEHMAN BROTHERS SPECIAL FINANCING INC.		850 LIBRARY AVENUE, SUITE 204 NEWARK, DE, 19711
C/O DONALD J. PUGLISI 850 LIBRARY AVENUE, SUITE 204 NEWARK, DE, 19711
CHERRY HILL CDO SPC, F/A/O THE SERIES 2007-1 SEG PORTF	LEHMAN BROTHERS SPECIAL FINANCING INC.		C/O MAPLES FINANCE LIMITED PO BOX 1093GT QUEENSGATE HOUSE SOUTH CHURCH STREET GEORGE TOWN GRAND CAYMAN, CAYMAN ISLANDS
CHERRY HILL CDO SPC, F/A/O THE SERIES 2007-2 SEG PORTF	LEHMAN BROTHERS SPECIAL FINANCING INC.		C/O MAPLES FINANCE LIMITED PO BOX 1093GT QUEENSGATE HOUSE SOUTH CHURCH STREET GEORGE TOWN GRAND CAYMAN, CAYMAN ISLANDS
Chestnut Hill Benevolent Association	LEHMAN BROTHERS SPECIAL FINANCING INC.		910 Boylston Street Chestnut Hill, 02467
China Development Bank	LEHMAN BROTHERS SPECIAL FINANCING INC.		No.29, Fu Cheng Men Wai Street Xicheng District Beijing 100037, China Attn: General Office
CHRISTIAN CARE MESA, INC.	LEHMAN BROTHERS SPECIAL FINANCING INC.		2002 W. Sunnyside Dr. Phoenix AZ, 85072-3210
Christian Care Retirement Apartments, Inc.	LEHMAN BROTHERS SPECIAL FINANCING INC.		2002 West Sunnyside Drive Phoenix, AZ, 85029 Attn: John Norris
Citadel Equity Fund Ltd.	LEHMAN BROTHERS SPECIAL FINANCING INC.		131 South Dearborn St Chicago, IL, 60603 Attn: Christopher Ramsey

28 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
Citadel Equity Fund Ltd c/o Citadel Limited Partnership 131 South Dearborn Street Chicago, IL, 60603 Attn: Legal Dept
Citi Canyon Ltd	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o CIBC Bank and Trust Company (Cayman) Limited P.O. Box 694 GT, Edward Street Georgetown, Grand Cayman, Cayman Islands British West Indies
Canyon Capital Advisors, LLC 9665 Wilshire Boulevard, Suite 200 Beverly Hills, CA , 90212 Attn: Accounting
Citi Alternative Investments 55 East 59th Street New York, NY, 10022 Attn: Raymond Nolte
Citigroup Alternative Investments LLC 731 Lexington Avenue, 25th Floor New York, NY, 10022 Attn: Vanessa Price
PFPC International Ltd. Riverside Two Sir Rogersons Quay Grand Canal Dock, Dublin 2 Ireland Attn: Fiona Finucane
PricewaterhouseCoopers George's Quay Dublin 2 Ireland Attn: Alan Nixon
Citibank, N.A.	LEHMAN BROTHERS COMMERCIAL CORPORATION		250 West Street, 10th fl. New York, NY, 10013 Attn: Director Derivatives Operations
388 Greenwich Street, 17th Floor New York, NY, 10013 Attn: Scott Flood/Director of Derivatives
Legal Dept. 77 Water Street, 9th fl. New York, NY, 10004 Attn: Department Head
CITIGROUP ENERGY INC	LEHMAN BROTHERS COMMODITY SERVICES INC.		388 Greenwich St, 17th Fl New York, NY, 10013 Attn: Senior Deputy General Counsel
Citigroup Financial Products Inc	LEHMAN BROTHERS SPECIAL FINANCING INC.	1987 Int Rate & CCY Exch Agrmt - Multicurrency dated on 8/15/1989	388 Greenwich Street, 17th Floor New York, NY, 10013 Attn: Senior Deputy General Counsel

29 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
Citibank Financial Products 388 Greenwich Street, 17th Floor New York, NY, 10013 Attn: Senior Deputy General Counsel
Citizens Electric Company of Lewisburg, PA	LEHMAN BROTHERS COMMODITY SERVICES INC.		McNees Wallace P.O. Box 1166 100 Pine St Harrisburg, PA, 17108-1166 Attn: Pamela C. Polacek
City Lofts St Vincent Str	LEHMAN BROTHERS SPECIAL FINANCING INC.		City Lofts Group plc The Exchange Station Parade Harrogate North Yorkshire, HG1 1TS United Kingdom Attn: Nick Moody/Bari Phillips
CLARK ATLANTA UNIVERSITY, GA	LEHMAN BROTHERS SPECIAL FINANCING INC.		223 James P. Brawley Drive Atlanta GA , 30314
Coast Electric Power Assoc	LEHMAN BROTHERS SPECIAL FINANCING INC.		Coast Electric Power Association (18020 Hwy 603, Kiln) P.O. Box 2430 Bay St. Louis, MS, 39521-2430 Attn: Manager of Finance and Accounting
Colonial Bancgroup, Inc.	LEHMAN BROTHERS SPECIAL FINANCING INC.		The Colonial Bancgroup, Inc. Colonial Financial Center, 5th Floor, One Commerce Street Montgomery, AL, 36104 Attn: Legal Group
COLORADO EDUCATIONAL AND CULTURAL FACILITIES AUTHORITY (CO)	LEHMAN BROTHERS SPECIAL FINANCING INC.		C/O Pinnacle Charter School 1981 Blake Street Denver, CO , 80202
Colorado Housing and Finance Authority	LEHMAN BROTHERS FINANCIAL PRODUCTS INC.		1981 Blake Street Denver, CO , 80202 Attn: CFO
	LEHMAN BROTHERS SPECIAL FINANCING INC.		1981 Blake Street Denver, CO , 80202 Attn: CFO
COLUMBUS OH (CITY OF)	LEHMAN BROTHERS SPECIAL FINANCING INC.		City of Columbus, Mississippi 523 Main St Columbus Mississippi, 39701 Attn: Mayor
Columbus Light and Water Department 420 4th Avenue South Columbus Mississippi, 39701 Attn: General Manager
Columbus, City of	LEHMAN BROTHERS SPECIAL FINANCING INC.		City Hall 523 Main St. P.O. Box 1408 Columbus MS , 39703-1408

30 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
COMMERCES DE LA REPUBLIQUE	LEHMAN BROTHERS SPECIAL FINANCING INC.		47 Rue de Monceau Paris , 75008 France
Commerzbank Aktiengesellschaft (Frankfurt only)	LEHMAN BROTHERS COMMERCIAL CORPORATION		Commerzbank AG 32-36 Neue Mainzer Str. Frankfurt/Main 60311 Germany Attn: CFP Risk Control
Commonwealth of Massachusetts	LEHMAN BROTHERS SPECIAL FINANCING INC.	1992 ISDA MA - Local Currency Single Jurisdiction dated on 2/27/2003	Department of the State Treasurer Room 227 State House Boston, MA, 02133 Attn: Timothy P. Cahill
One Ashburton Place 12th floor Boston, MA, 02108 Attn: Stearns Jeff
Commonwealth of Puerto Rico	LEHMAN BROTHERS SPECIAL FINANCING INC.		Sidley Austin LLP c/o Commonwealth of Puerto Rico 787 Seventth Avenue New York, NY, 10019
COMMONWEALTH OF PUERTO RICOREF Financial SecurityA	LEHMAN BROTHERS SPECIAL FINANCING INC.		Sidley Austin LLP c/o Commonwealth of Puerto Rico 787 Seventh Avenue New York, NY, 10019
COMMUNITY REDEV AGENCY OF CITY OF PALMDALE	LEHMAN BROTHERS SPECIAL FINANCING INC.		38300 North Sierra Highway Palmdale, CA , 93550
COMMUNITY REHABILITATION PROVIDERS FACILITIES ACQUISTION PROGRAM	LEHMAN BROTHERS SPECIAL FINANCING INC.	Debt Service Forward Delivery Agreement dated on 7/2/1997	233 SOUTH WACKER DRIVE STE 5310 Chicago, IL, 60606-6368
	LEHMAN BROTHERS SPECIAL FINANCING INC.	Reserve Fund Agreement dated on 7/2/1997	233 SOUTH WACKER DRIVE STE 5310 Chicago, IL, 60606-6368
	LEHMAN BROTHERS SPECIAL FINANCING INC.	Debt Service Forward Delivery Agreement dated on 5/12/1998	233 SOUTH WACKER DRIVE STE 5310 Chicago, IL, 60606-6368
COMP HOLDINGS INC	LEHMAN BROTHERS COMMERCIAL CORPORATION	Forward Puchase Agreement dated 8/11/2008 (8224LL00052)	c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom Attn: Derivative Contract
CONCORDIA ADVISORS LLCA/C CONCORDIA MUNI OPPORTUNI	LEHMAN BROTHERS SPECIAL FINANCING INC.		112 Harbour Yard Chelsea Harbor London, SW10 0XD United Kingdom Attn: Settlements
1350 Avenue of the Americas Suite 3202 New York, NY, 10019 Attn: Ken Carroll

31 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
Concordia Institutional Multi-Strategy Ltd.	LEHMAN BROTHERS SPECIAL FINANCING INC.		1350 Avenue of the Americas Suite 3202 New York, NY, 10019 Attn: Tran Truong
c/o Quorum International Limited Reid House, 31 Church Street Hamilton, HM 12 Bermuda
Concordia Partners LP	LEHMAN BROTHERS SPECIAL FINANCING INC.		1350 Avenue of the Americas Suite 3202 New York, NY, 10019 Attn: Ken Carroll
c/o Quorum International Limited Reid House - 31 Church Street Hamilton, HM 12 Bermuda
c/o Quorum International Limited Reid House - 31 Church Street Hamilton, HM 12 Bermuda
Cong. Machne Chaim Inc.	LEHMAN BROTHERS SPECIAL FINANCING INC.		1363 50th Street Brooklyn, NY, 11219 Attn: Rabbi Nuchem Klein
CONSUMER UNSECURED REPERFORMING LOANS (CURL) PLC	LEHMAN BROTHERS SPECIAL FINANCING INC.		BNY Corporate Trustee Services Limited - London Branch One Canada Square London, E14 5AL United Kingdom
c/o Wilmington Trust SP Services (London) Limited Fifth Floor 6 Broad Street London, EC2M 7JH UK
CONVEX MASTER FUND LTD	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o Convex Master Fund, Ltd Torre de los Profesionales Yaguaron 1407 Office 610, Montevido 11000 Uruguay Attn: Andres Azicri
COOPER HEALTH SYSTEM, NJ	LEHMAN BROTHERS SPECIAL FINANCING INC.		224 Barcley Pavillion, Route 70E Cherry Hill NJ , 08304
	LEHMAN BROTHERS SPECIAL FINANCING INC.		224 Barcley Pavillion, Route 70E Cherry Hill NJ , 08304
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	LEHMAN BROTHERS COMMERCIAL CORPORATION		Rabobank International P.a. Croeselan 18, 3521 CB Utrecht P.o. Box 17100, 3500 HG Utrecht The Netherlands Attn. Global Special asset Management/US609
Copper Creek CDO	LEHMAN BROTHERS SPECIAL FINANCING INC.		801 Grand Avenue Des Moines, IA , 50392-0490

32 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
COPPER CREEK CDO LLC	LEHMAN BROTHERS SPECIAL FINANCING INC.		C/O DONALD J. PUGLISI 850 LIBRARY AVENUE, SUITE 204 NEWARK, DE, 19711
COPPER CREEK CDO SPC, F/A/O SERIES 2007-1 SEG PORTF	LEHMAN BROTHERS SPECIAL FINANCING INC.		C/O MAPLES FINANCE LIMITED PO BOX 1093GT QUEENSGATE HOUSE SOUTH CHURCH STREET GEORGE TOWN GRAND CAYMAN, CAYMAN ISLANDS
CORAL POWER LLC	LEHMAN BROTHERS COMMODITY SERVICES INC.		4445 Eastgate Mall, Suite 100 San Diego, CA , 92121
Two Houston Center 909 Fannin, Plaza Level 1 Houston, TX, 77010 Attn: Ann L. Reynaud, Esq.
CPC CORPORATION,TAIWAN	LEHMAN BROTHERS COMMODITY SERVICES INC.		CPC Corporation, Taiwan No 3, Songren Road, Sinyi District Taipei City 11010 Taiwan Manager of Risk Management Department
CQS ABS MASTER FUND LIMITED	LEHMAN BROTHERS SPECIAL FINANCING INC.	Novation Fee for trade 220709631HYGOTH dated 11th Sept 2008 with maturity 20th June 2013	PO Box 309GT Ugland House South Church Street Cayman Islands
Credit Protection Trust 207	LEHMAN BROTHERS SPECIAL FINANCING INC.		FSA Administrative Services, LLC, as Trustee for Credit Protection Trust 207 31 West 52nd Street New York, NY, 10019
Credit Protection Trust 48 (Coast 2001-1)	LEHMAN BROTHERS SPECIAL FINANCING INC.		Financial Security Assurance Inc 31 West 52nd Street New York, NY, 10019 Attn: Bruce E. Stern
CREDIT SUISSE CAPITAL LLC	LEHMAN BROTHERS OTC DERIVATIVES INC.		Uetlibergstrasse 231 PO Box CH 8070 Zurich Attn: Carl Baker, Switzerland
CREDIT SUISSE INTERNATIONAL	LEHMAN BROTHERS COMMODITY SERVICES INC.		One Cabot Square London E144QJ United Kingdom
CREDIT SUISSE SECURITIES (EUROPE) LTD	LEHMAN BROTHERS SPECIAL FINANCING INC.		One Cabot Square London E144QJ United Kingdom Attn: Kik Kwan Chung; Marisa Scauzillo
Cross Road Retirement Comm	LEHMAN BROTHERS SPECIAL FINANCING INC.		1302 Old Cox Road Asheboro, NC, 27205 Attn: Executive Director
CROWN CITY CDO 2005-2 LIMITED	LEHMAN BROTHERS SPECIAL FINANCING INC.		C/O MAPLES FINANCE LIMITED PO BOX 1093GT QUEENSGATE HOUSE SOUTH CHURCH STREET GEORGE TOWN GRAND CAYMAN, CAYMAN ISLANDS

33 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
CROWN CITY CDO 2005-2 LLC	LEHMAN BROTHERS SPECIAL FINANCING INC.		C/O DONALD J. PUGLISI 850 LIBRARY AVENUE, SUITE 204 NEWARK, DE, 19711
CROWN CITY CDO 2005-2 LTD	LEHMAN BROTHERS SPECIAL FINANCING INC.		850 LIBRARY AVENUE SUITE 204 NEWARK, DE, 19711
C/O DONALD J. PUGLISI 850 LIBRARY AVENUE, SUITE 204 NEWARK, DE, 19711
Daiwa Securities SMBC Co., Ltd.	LEHMAN BROTHERS SPECIAL FINANCING INC.		Eitai-Daiya Bldg, 12th FL 14-5, Eitai 1-chome Koto-ku, Tokyo 135-0034 Japan Attn: Derivatives and structured financial product
Gran Tokyo North Tower, 27th Floor 9-1, Marunouchi 1-chome, Chiyoda-ku Tokyo, 100-6753 Japan Attn: Hideto Shindo
Danske Bank A/S	LEHMAN BROTHERS SPECIAL FINANCING INC.		2-12 Holmens Kanal Copenhagen K DK1092 Denmark Attn: Danske Markets Legal
DAVIS MEMORIAL HOSPITAL INC	LEHMAN BROTHERS SPECIAL FINANCING INC.		P.O. Box 1697 Elkins, WV , 26241
DBSO CORPORATES LTD	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o Drawbridge Special Opportunities Advisors, LLC 1345 Avenue of the Americas, 47th Floor New York, NY, 10105 Attn: Glen Cummins
Deaconess Billings Clinic	LEHMAN BROTHERS SPECIAL FINANCING INC.		2800 10th Avenue North P.O. Box 37000 Billings, Montana, 59107
	LEHMAN BROTHERS SPECIAL FINANCING INC.		2800 10th Avenue North P.O. Box 37000 Billings, Montana, 59107
DEBT II AUSTIN- EOP LP	LEHMAN BROTHERS SPECIAL FINANCING INC.		591 West Putnam Avenue Greenwich CT , 06830
Depfa ACS Bank	LEHMAN BROTHERS SPECIAL FINANCING INC.		No 1Commons Street Dublin 1, Ireland Attn: Control Settlements
DEUTSCHE ASSET MANAGEMENT (INTERNATIONAL) LTD	LEHMAN BROTHERS COMMERCIAL CORPORATION	Forward Puchase Agreement dated 8/20/2008 (8233LL00194)	c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom Attn: Derivative Contract

34 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
		Forward Puchase Agreement dated 8/20/2008 (8233LL00197)	c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom Attn: Derivative Contract
		Forward Puchase Agreement dated 8/20/2008 (8233LL00210)	c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom Attn: Derivative Contract
	LEHMAN BROTHERS COMMERCIAL CORPORATION		c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom
	LEHMAN BROTHERS COMMERCIAL CORPORATION	Forward Puchase Agreement dated 9/8/2008 (8252LL00299)	c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom Attn: Derivative Contract
	LEHMAN BROTHERS COMMERCIAL CORPORATION	Forward Puchase Agreement dated 9/8/2008 (8252LL00303)	c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom Attn: Derivative Contract
	LEHMAN BROTHERS COMMERCIAL CORPORATION		c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom
	LEHMAN BROTHERS COMMERCIAL CORPORATION		c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom
	LEHMAN BROTHERS COMMERCIAL CORPORATION		c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom
	LEHMAN BROTHERS COMMERCIAL CORPORATION	Forward Puchase Agreement dated 8/20/2008 (8233LL00198)	c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom Attn: Derivative Contract
		Forward Puchase Agreement dated 8/20/2008 (8233LL00211)	c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom Attn: Derivative Contract

35 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
		Forward Puchase Agreement dated 9/8/2008 (8252LL00294)	c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom Attn: Derivative Contract
		Forward Puchase Agreement dated 9/8/2008 (8252LL00311)	c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom Attn: Derivative Contract
	LEHMAN BROTHERS COMMERCIAL CORPORATION	Forward Puchase Agreement dated 9/8/2008 (8252LL00300)	c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom Attn: Derivative Contract
	LEHMAN BROTHERS COMMERCIAL CORPORATION	Forward Puchase Agreement dated 9/8/2008 (8252LL00295)	c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom Attn: Derivative Contract
	LEHMAN BROTHERS COMMERCIAL CORPORATION		c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom
	LEHMAN BROTHERS COMMERCIAL CORPORATION	Forward Puchase Agreement dated 8/11/2008 (8224LL00051)	c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom Attn: Derivative Contract
DEUTSCHE BANK AG	LEHMAN BROTHERS SPECIAL FINANCING INC.		60 Wall Street, 36th Floor New York, NY, 10005-2858
	LEHMAN BROTHERS COMMODITY SERVICES INC.		60 Wall Street, 36th Floor New York, NY, 10005-2858
DIADEM CITY CDO LIMITED SERIES 2008-1	LEHMAN BROTHERS SPECIAL FINANCING INC.		Walkers SPV Limited Walker House, 87 Mary Street George Town, Grand Cayman, CAYMAN ISLANDS
DIADEM CITY CDO LIMITED SERIES 2008-2	LEHMAN BROTHERS SPECIAL FINANCING INC.		Walkers SPV Limited Walker House, 87 Mary Street George Town, Grand Cayman, CAYMAN ISLANDS
DIADEM CITY CDO LIMITED SERIES 2008-3	LEHMAN BROTHERS SPECIAL FINANCING INC.		Walkers SPV Limited Walker House, 87 Mary Street George Town, Grand Cayman, CAYMAN ISLANDS
DIAMOND FINANCE 2006-2	LEHMAN BROTHERS SPECIAL FINANCING INC.		AIB International Centre IFSC Dublin 1 Ireland
AIB International Centre IFSC Dublin 1, Ireland
DISTRICT OF COLUMBIA	LEHMAN BROTHERS SPECIAL FINANCING INC.		441 4th Street N.W., Suite 360N Washington, D.C. , 20001 Attn: N. Anthony Calhoun

36 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
DOUGLASVILLE-DOUGLAS COUNTY GEORGIA WATER & SEWER AUTHORITY	LEHMAN BROTHERS SPECIAL FINANCING INC.	Debt Service Forward Delivery Agreement dated on 7/1/2010	The Coastal Bank of Georgia 1500 Newcastle Street Brunswick, GA 31520 USA W.M. Pickard
DOW JONES CDX.NA.HY.3 TRUST 1 DECEMBER 2009	LEHMAN BROTHERS SPECIAL FINANCING INC.		US Bank 100 Wall Street Suite 1600 New York, NY, 10005
DOW JONES CDX.NA.HY.3 TRUST 2 DECEMBER 2009	LEHMAN BROTHERS SPECIAL FINANCING INC.		US Bank 100 Wall Street Suite 1600 New York, NY, 10005
DOW JONES CDX.NA.HY.3 TRUST 3 DECEMBER 2009	LEHMAN BROTHERS SPECIAL FINANCING INC.		US Bank 100 Wall Street Suite 1600 New York, NY, 10005
DOW JONES CDX.NA.HY.3 TRUST 4 DECEMBER 2009	LEHMAN BROTHERS SPECIAL FINANCING INC.		US Bank 100 Wall Street Suite 1600 New York, NY, 10005
Drawbridge Special Opportunities Fund LP	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o Drawbridge Special Opportunities advisors, LLC 1251 Avenue of the Americas, 16th Flood New York, NY, 10020 Attn: Kevin Treacy
Drawbridge Special Opportunities Fund LTD	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o Drawbridge Special Opportunities advisors, LLC 1251 Avenue of the Americas, 16th Flood New York, NY, 10020
DRESDNER BANK AG	LEHMAN BROTHERS COMMODITY SERVICES INC.		30 Gresham Street London, EC2P 2XY United Kingdom Marcus Nettleton (Capital Markets - FICC)
Dresdner Bank AG London Branch P.O. Box 52715 London, EC2P 2XY United Kingdom Head of Legal Services
	LEHMAN BROTHERS SPECIAL FINANCING INC.		Jurgen-Ponto Platz 1 D- 60301 Frankfurt 60301 Germany
PO Box 52715 30 Greshman Street London, EC2P2XY United kingdom
DTE Energy Trading, Inc.	LEHMAN BROTHERS COMMODITY SERVICES INC.		414 S. Main Street; Suite 200 Ann Arbor, MI, 48104 Attn: Gregory Staton, Esq., General Counsel

37 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
Dubai Holding Comm Operat	LEHMAN BROTHERS SPECIAL FINANCING INC.		Dubai Holdings PO. Box 66000 Dubai, United Arab Emirates Attn: Dubai Holdings
Duncan Regional Hospital	LEHMAN BROTHERS SPECIAL FINANCING INC.		1407 Whisenant Drive Duncan OK , 73533

Dunwoody Village Inc	LEHMAN BROTHERS SPECIAL FINANCING INC.		3550 West Chester Pike Newtown Square, PA, 19073-4168 Attn: Robert Supper, Senior Vice President
DZ Bank Ireland plc	LEHMAN BROTHERS SPECIAL FINANCING INC.		Guild House, Guild Street I.F.S.C. Dublin 1, Ireland Attn: Mark Jacob
E.ON UK PLC (ISDA)	LEHMAN BROTHERS COMMODITY SERVICES INC.		E.ON UK Plc Westwood Way Westwood Business Park Coventry, CV4 8LG United Kingdom Finance Director: Energy Wholesale
E-470 PUBLIC IMPROVEMENT HIGHWAY AUTH.	LEHMAN BROTHERS SPECIAL FINANCING INC.	Debt Service Forward Delivery Agreement dated on 12/16/1997	22470 E. 6th Parkway, Suite 100 Aurora, CO, 80018
East Bay Municipal Utility District	LEHMAN BROTHERS SPECIAL FINANCING INC.		375 Eleventh Street Oakland, CA, 74807-7240

375 Eleventh Street Oakland, CA, 74807-7240
EDF Trading Limited	LEHMAN BROTHERS COMMODITY SERVICES INC.		80 Victoria Street, Cardinal Place London SW, 1E5JL United Kingdom Attn: Robert Quick
EFG Private Bank S.A.	LEHMAN BROTHERS SPECIAL FINANCING INC.		24, Quai du Seujet CH-1211 Geneva 2 Switzerland

EGYPT TRUST 1 - SERIES 2000 A	LEHMAN BROTHERS SPECIAL FINANCING INC.		HSBC Bank USA 140 Broadway New York, NY, 10005
HSBC Bank USA 140 Broadway New York, NY, 10005 United States
El Centro del Barrio	LEHMAN BROTHERS SPECIAL FINANCING INC.		2300 W. Commerce San Antonio, Texas, 78207 Attn: Chief Financial Officer
	LEHMAN BROTHERS SPECIAL FINANCING INC.		2300 W. Commerce San Antonio, Texas, 78207

ELECTRIC RELIABILITY COUNCIL OF TEXAS INC	LEHMAN BROTHERS COMMODITY SERVICES INC.		7620 Metro Center Drive Austin, Texas, 78744

ELIZABETH SCHOOL DISTRICT	LEHMAN BROTHERS SPECIAL FINANCING INC.		500 North Broad Street Elizabeth, NJ, 07208

38 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
EMERALDS SERIES 2007-1 TRUST	LEHMAN BROTHERS SPECIAL FINANCING INC.	1992 ISDA MA - Multi- Currency Cross Border dated on 2/5/2007	c/o Chapman and Cutler 111 West Monroe Street Chicago, IL, 60603-4080 James E. Spiotto

US Bank 100 Wall Street Suite 1600 New York, NY, 10005

Energy XXI Gulf Coast Inc.	LEHMAN BROTHERS COMMODITY SERVICES INC.		c/o Suite 2626 1021 Main Houston, TX, 77002

Canon's Court 22 Victoria Street PO Box HM 1179 Hamilton, HM EX Bermuda

EPCO HOLDINGS INC	LEHMAN BROTHERS SPECIAL FINANCING INC.		EPCO Holdings, Inc. 1100 Louisiana Street Houston, TX, 77002-5227 Attn: Treasurer

Episcopal Homes Foundation	LEHMAN BROTHERS SPECIAL FINANCING INC.		3650 Mt. Diablo Blvd, #100 Lafayette CA , 94549

ERIE CITY WATER AUTHORITY	LEHMAN BROTHERS SPECIAL FINANCING INC.		340 W Bayfront Parkway Erie, PA 1, 6507

Erlanger Health System Inc	LEHMAN BROTHERS SPECIAL FINANCING INC.		975 East Third Street Chattanooga TN, 37403 Attn: Chief Financial Officer

Erste Europaische Pfandbrief-und	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o Kommunalkreditbank AG 25 rue Edward Steichen L-2540 Luxembourg Attn: Back Office

ESKATON GOLD RIVER LODGE, CA	LEHMAN BROTHERS SPECIAL FINANCING INC.		5105 Manzanita Ave Carmichael CA, 95608

Eskaton Gold River Lodge/DSRF	LEHMAN BROTHERS SPECIAL FINANCING INC.		5105 Manzanita Ave Carmichael CA, 95608

Eskaton Properties, Incorporated	LEHMAN BROTHERS SPECIAL FINANCING INC.	1992 ISDA MA - Local Currency Single Jurisdiction dated on 7/28/1999	5105 Manzanita Avenue Carmichael, CA, 95608-0598

5105 Manzanita Avenue Carmichael, CA, 95608-0598

ESP FUNDING I, LTD.	LEHMAN BROTHERS SPECIAL FINANCING INC.		LaSalle Bank NA 181 West Madison Street, 32nd Floor Chicago, IL, 60602 Attn: CDO Trust Service Group - ESP Funding I, Ltd

39 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
EUROSAIL 2006-1 PLC	LEHMAN BROTHERS SPECIAL FINANCING INC.		25 Old Broad Street London, EC2N 1HQ UK
BNY Corporate Trustee Services Limited - London Branch One Canada Square London, E14 5AL United Kingdom
c/o BNY Corporate Trustee Services Ltd One Canada Square London, E14 5Al UK
EUROSAIL 2006-2BL PLC	LEHMAN BROTHERS SPECIAL FINANCING INC.		25 Old Broad Street London, EC2N 1HQ UK
BNY Corporate Trustee Services Limited - London Branch One Canada Square London, E14 5AL United Kingdom
c/o BNY Corporate Trustee Services Ltd One Canada Square London, E14 5Al UK
EUROSAIL 2006-3NC PLC	LEHMAN BROTHERS SPECIAL FINANCING INC.		25 Old Broad Street London, EC2N 1HQ UK
BNY Corporate Trustee Services Limited- London Branch One Canada Square London, E14 5AL United Kingdom
c/o BNY Corporate Trustee Services Ltd One Canada Square London, E14 5Al UK
EUROSAIL- NL 2007- 2 BV	LEHMAN BROTHERS SPECIAL FINANCING INC.		25 Old Broad Street London, EC2N 1HQ UK
c/o BNY Corporate Trustee Services Ltd One Canada Square London, E14 5Al UK
Stichting Security Trustee Euosail-NL 2007-2 Frederik Roeskestraat 123 I Amsterdam, 1076 EE Netherlands
	LEHMAN BROTHERS SPECIAL FINANCING INC.		25 Old Broad Street London, EC2N 1HQ UK
c/o BNY Corporate Trustee Services Ltd One Canada Square London, E14 5Al UK
Stichting Security Trustee Euosail-NL 2007-2 Frederik Roeskestraat 123 I Amsterdam, 1076 EE Netherlands
EUROSAIL NL 2008-1 B.V	LEHMAN BROTHERS SPECIAL FINANCING INC.		25 Old Broad Street London, EC2N 1HQ UK

40 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
c/o BNY Corporate Trustee Services Ltd One Canada Square London, E14 5Al UK
Stichting Security Trustee Euosail-NL 2007-2 Frederik Roeskestraat 123 I Amsterdam, 1076 EE Netherlands
EUROSAIL-UK 2007-2NP PLC	LEHMAN BROTHERS SPECIAL FINANCING INC.		25 Old Broad Street London, EC2N 1HQ UK
BNY Corporate Trustee Services Limited - London Branch One Canada Square London, E14 5AL United Kingdom
c/o BNY Corporate Trustee Services Ltd One Canada Square London, E14 5Al UK
EVERGREEN SOLAR INC	LEHMAN BROTHERS OTC DERIVATIVES INC.		138 Bartlett Street Marlboro, MA , 01752-3016
EXPORT IMPORT BANK OF CHINA	LEHMAN BROTHERS SPECIAL FINANCING INC.		No. 30 Fu Xing Nei Street Xicheng District, Beijing, People’s Republic of China
No. 77, Beiheyan St Dongcheng District Beijing, 100009 Attn: Treasury Dept, China
	LEHMAN BROTHERS SPECIAL FINANCING INC.		Bank of China, London Branch 90 Cannon Street London, EC4N 6HA United Kingdom Credit and Risk Control Department
No. 30 Fu Xing Nei Street Xicheng District, Beijing, People’s Republic of China
EXUM RIDGE CBO 2006-1 LTD	LEHMAN BROTHERS SPECIAL FINANCING INC.		Exum Ridge CBO 2006-1, Ltd. c/o Maples Finance Limited P.O. Box 1093GT, Queensgate House South Church Street, Grand Cayman Cayman Islands, BWI Attn: The Directors
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
Maples and Calder P.O. Box 309GT Ugland House South Church street, Grand Cayman Cayman Islands, BWI Attn: Dale Crowley

41 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
EXUM RIDGE CBO 2006-2 LTD	LEHMAN BROTHERS SPECIAL FINANCING INC.		Exum Ridge CBO 2006-1, Ltd. c/o Maples Finance Limited P.O. Box 1093GT, Queensgate House South Church Street, Grand Cayman Cayman Islands, BWI Attn: The Directors
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
Maples and Calder P.O. Box 309GT Ugland House South Church street, Grand Cayman Cayman Islands, BWI Attn: Dale Crowley
Exum Ridge CBO 2006-2, Ltd.	LEHMAN BROTHERS SPECIAL FINANCING INC.		MAPLESFS LIMITED P.O. Box 1093 Queensgate House, 113 South Church Street George Town, Grand Cayman, CAYMAN ISLANDS
EXUM RIDGE CBO 2006-4 LTD	LEHMAN BROTHERS SPECIAL FINANCING INC.		Exum Ridge CBO 2006-1, Ltd. c/o Maples Finance Limited P.O. Box 1093GT, Queensgate House South Church Street, Grand Cayman Cayman Islands, BWI Attn: The Directors
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
Maples and Calder P.O. Box 309GT Ugland House South Church street, Grand Cayman Cayman Islands, BWI Attn: Dale Crowley
EXUM RIDGE CBO 2006-5 LTD	LEHMAN BROTHERS SPECIAL FINANCING INC.		Exum Ridge CBO 2006-5, LTD. c/o Maples Finance Ltd P.O. Box 1093GT Queensgate House South Church Street, Grand Cayman, Cayman Islands Attn: The Directors
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
Maples and Calder P.O. Box 309GT Ugland House South Church street, Grand Cayman Cayman Islands, BWI Attn: Dale Crowley

42 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
EXUM RIDGE CBO 2007-1, LTD	LEHMAN BROTHERS SPECIAL FINANCING INC.		Airlie Group 115 E Putnam Ave Greenwich CT, 06830 Attn: Seth Cameron
EXUM RIDGE CBO 2007-1, LTD. c/o Maples Finance Limited P.O. Box 1093 GT Queensgate House, South Church Street, Cayman Islands Attn: The Directors
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
Maples and Calder P.O. Box 309 GT Ugland House, South Church Street Grand Cayman, Cayman Islands Attn: Dale Crowley
EXUM RIDGE CBO 2007-2 LTD	LEHMAN BROTHERS SPECIAL FINANCING INC.		Airlie Group 115 E Putnam Ave Greenwich CT, 06830 Attn: Seth Cameron
EXUM RIDGE CBO 2007-2, LIMITED c/o Maples Finance Limited P.O. Box 1093GT Queensgate House, South Church Street, Cayman Islands Attn: The Directors
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
Maples and Calder P.O. Box 309 GT Ugland House South Church Street, Grand Cayman, Cayman Islands Attn: Dale Crowley
ExxonMobil Gas Marketing Deutschland GmbH	LEHMAN BROTHERS COMMODITY SERVICES INC.		Exxonmobil Gas Marketing Deutschland GmbH ExxonMobil House Ermyn Way Leatherhead, Surrey, KT22 8UX UK
Exxonmobil Gas Marketing Deutschland GmbH Riethorst 12 Hanover, 30659 Germany
F.F. Thompson Health System	LEHMAN BROTHERS SPECIAL FINANCING INC.		350 Parrish Street Canandaigua, NY , 14424 Attn: Chief Financial Officer

43 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
Fairway Finance Company, LLC	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o Lord Securities Corporation 48 Wall Street, 27th Floor New York, NY, 10005 Attn: Jill Gordon / Orlando Figueroa
Harris Nesbitt Corp., US Securitization Group 115 S. LaSalle Street, 13th Floor Chicago, IL, 60603 Attn: Conduit Management/Liability Management
FBE Limited	LEHMAN BROTHERS SPECIAL FINANCING INC.		111 Broadway New York, NY, 10006
111 Broadway New York, NY, 10006
FEDERAL HOME LOAN BANK BOSTONA/C FHLB BOSTON	LEHMAN BROTHERS SPECIAL FINANCING INC.		111 Huntington Avenue Boston, MA, 02199

111 Huntington Avenue Boston, MA, 02199
Federal Home Loan Bank of Cincinnati	LEHMAN BROTHERS SPECIAL FINANCING INC.		221 E 4th Street, 10th Floor Cincinnati, OH, 45202-4145 Attn: Carole L. Cosse
Federal Home Loan Bank of Dallas	LEHMAN BROTHERS SPECIAL FINANCING INC.		8500 Freeport Parkway South Suite 100 Irving, TX, 75063-2547 Attn: Michael Sims, SVP, CFO
P.O. Box 619026 Dallas/Ft. Worth, TX, 75261-9026 Attn: Michael Sims, SVP, CFO
Federal Home Loan Bank of Indianapolis	LEHMAN BROTHERS SPECIAL FINANCING INC.		8250 Woodfield Crossing Blvd. Indianapolis, Indiana, 46240 Attn: Laura L. DiCioccio
Federal Home Loan Bank of NewYork	LEHMAN BROTHERS SPECIAL FINANCING INC.		101 Park Avenue New York, NY, 10178-0599 Attention: Patrick A. Morgan, CFO
Federal Home Loan Bank of Topeka	LEHMAN BROTHERS FINANCIAL PRODUCTS INC.		120 SE 6th Street Topeka KS, 66603-0000 Attn: Investments
120 SE 6th Street Topeka, KS, 66603 Attn: Investments
P.O. Box 176 One Security Benefit Pl, Suite 100 Topeka, KS, 66601-0176 Attn: Matthew D. Boatwright

44 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
FELICIAN COLLEGE OF LODI	LEHMAN BROTHERS SPECIAL FINANCING INC.		101 College Road East Princeton NJ, 08540
Finmeccanica S.p.A.	LEHMAN BROTHERS SPECIAL FINANCING INC.		Piazza Monte Grappa 4 00195 Rome 00195 Italy Attn: Financial Department
First Data Corporation	LEHMAN BROTHERS SPECIAL FINANCING INC.		2121 North 117th St NP-30 Omaha, NE, 68164 Attn: General Counsel N/A
First Data Corp. 2121 North 117th St NP-30 Omaha, NE, 68164-3600 Attn: General Counsel N/A
FIRST FRANKLIN MORTGAGE LOAN TRUST 2006-FF8	LEHMAN BROTHERS SPECIAL FINANCING INC.		Deutsch Bank National Trust Company 1761 E Saint Andrew Place Santa Ana, CA, 92705 Attn: Trust Administration
Deutsche Bank National Trust Cy 1761 St Andrew Place Santa Ana, CA, 92705
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
FirstCaribbean International Bank (Bahamas) LTD	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o CIBC 199 Bay Street Commerce Court West, 6th Floor Toronto, Ontario, M5L 1A2 Canada Attn: Martin Griffiths, Michele Hunt
c/o FirstCaribbean International Bank Limited Head Office P.O. Box 503 Warrens, St. Michael B822026 Barbados Attn: Legal Counsel
Fletcher Allen Health Care, Vermont	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o Medical Center Hospital of Vermont Colchester Avenue Burlington, 05401
FLORIDA POWER & LIGHT COMPANY	LEHMAN BROTHERS COMMODITY SERVICES INC.		c/o Energy Marketing & Trading Division Mail Stop EMT/JB, 700 Universe Blvd. Juno Beach, Florida, 33408 Attn: Contracts/Legal
FON FINECO OPTIMUM, FI	LEHMAN BROTHERS OTC DERIVATIVES INC.		Ibañez de Bilbao 9 - Bajo BILBAO 48009 Spain

45 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
FORD CREDIT AUTO OWNER TRUST 2007-B	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o U.S. Bank Trust National Association 300 Delaware Avenue, Ninth Floor Wilmington, Delaware, 19801 Attn: Corporate Trust Department
Ford Motor Credit Company LLC c/o Ford Motor Company WHQ One American Road, Suite 801-C1 Dearborn, Michigan, 48126 Attn: Securitization Operations Supervisor
Ford Motor Credit Company LLC One American Road, Suite 2411 Dearborn, Michigan , 48126 Attn: Corporate Secretary
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
Ford Global Treasury, Inc.	LEHMAN BROTHERS COMMERCIAL CORPORATION		Ford Motor Company World Headquarters One American Road Dearborn, Michigan, 48126 Attn: Erin Rohde and Jerome Zaremba
Fortis Bank NV/SA	LEHMAN BROTHERS SPECIAL FINANCING INC.		520 Madision Avenue New York, NY, 10022 Attn: Charles Courouble; Jean - Pierre Paulet
787 Seventh Avenue New York, NY, 10019 Attn: Richard M. Skoller
	LEHMAN BROTHERS SPECIAL FINANCING INC.	Novation Fee for trade 220709631HYGOTH dated 11th Sept 2008 with maturity 20th June 2013	Montagne de Parc 3 Brusse;s, 1000 Belgium
FORTRESS INV GROUP LLCA/C FIF FND V COINVST FND A	LEHMAN BROTHERS SPECIAL FINANCING INC.		FORTRESS INVESTMENT FUND V (COINVESTMENT FUND A) LP FIG LLC 1345 Avenue of the Americas, 29th Floor New York, NY, 10105 Attn: Demetrios Tserpelis
Foxcroft Academy	LEHMAN BROTHERS SPECIAL FINANCING INC.		Address For Notices Trustees of Foxcroft Academy 975 West Main Street Dover-Foxcroft, ME, 04426
Trustees of Foxcroft Academy 975 West Main Street Dover-Foxcroft, ME, 04426 Attn: Dr. Ray Webb

46 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
FPL Energy Power Marketing, Inc.	LEHMAN BROTHERS COMMODITY SERVICES INC.		700 Universe Blvd. Juno Beach, Florida , 33408 Attn: Contracts/Legal
Franklin W. Olin Collegeof Engineering, INC.	LEHMAN BROTHERS SPECIAL FINANCING INC.		Olin Way Needham, MA , 02492-1200 Attn: Vice President of Administration of Finance
Freedom Forum Inc	LEHMAN BROTHERS SPECIAL FINANCING INC.		555 Pennsylvania Ave., N.W. Washington , 20001
FREEDOM PARK CDO LIMITED SPC SERIES 2005-1	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o Maples Finance Limited P.O. Box 1093GT Queensgate House, Souch Church St Grand Cayman, , Cayman Islands Attn: The Directors
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
FREEDOM PARK CDO SERIES 2005-1 LLC	LEHMAN BROTHERS SPECIAL FINANCING INC.		C/O DONALD J. PUGLISI 850 LIBRARY AVENUE, SUITE 204 NEWARK, DE, 19711
Freeland, John G.	LEHMAN BROTHERS OTC DERIVATIVES INC.		1241 Gulf of Mexico Drive - 1103 Longboat Key, FL , 34228 Attn: John G. Freeland
Friendship Village of Tempe	LEHMAN BROTHERS SPECIAL FINANCING INC.		2645 East Southern Avenue Tempe AZ , 85282
FSA INCA/C Credit Protection Trust 23	LEHMAN BROTHERS SPECIAL FINANCING INC.		Financial Security Assurance Inc. 31 West 52nd Street New York, NY, 10019 Attn: Insured Portfolio Management Division
FSA Administrative Services, LLC, as Trustee for Credit Protection Trust 233 31 West 52nd Street New York, NY, 10019 Attn: Bruce Stern
With copies to: Financial Security Assurance Inc. 31 West 52nd Street New York, NY, 10019 Attn: Insured Portfolio Management Division
FSA INCA/C FSA CPT 265	LEHMAN BROTHERS SPECIAL FINANCING INC.		FSA Administrative Services, LLC, as Trustee for Credit Protection Trust 265 31 West 52nd Street New York, NY, 10019 Attn: Bruce Stern

47 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
FSA INCA/C FSA CPT 283	LEHMAN BROTHERS SPECIAL FINANCING INC.		Financial Security Assurance Inc. 31 West 52nd Street New York, NY, 10019 Attn: Bruce E. Stern
Fuller Theological Seminary	LEHMAN BROTHERS SPECIAL FINANCING INC.		135 North Oakland Avenue Pasadena , 91182
FULLERTON DRIVE CDO LIMITED	LEHMAN BROTHERS SPECIAL FINANCING INC.		Fullerton Drive CDO Limited c/o Maples Finance Limited P.O. Box 1093 GT Queens Gate House South Church St Georget Town, Grand Canyon, Cayman Islands Attn: Directors
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
FULLERTON DRIVE CDO LLC	LEHMAN BROTHERS SP.ECIAL FINANCING INC.		C/O NATIONAL REGISTERED AGENTS INC. 160 Greentree Drive, Suite 101 DOVER, DE, 19904
Fulton Dekalb Hospital Authority	LEHMAN BROTHERS SPECIAL FINANCING INC.		80 Jesse Hill Drive, SE. P.O. Box 26135 Atlanta, GA , 30303-3050
FULTON GA (COUNTY OF)	LEHMAN BROTHERS SPECIAL FINANCING INC.		141 Pryor St. Atlanta, GA , 30303
Gaston Christian School	LEHMAN BROTHERS SPECIAL FINANCING INC.		1625 Lowell-Bethesda Road Gastonia , 28056
GEMSTONE CDO VI LTD	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o Deutche Bank Trust Company Americas 1761 East St. Andrew#apposs Place Santa Ana, CA , 92705 Attn: CDO Business Unit - Gemstone
c/o Maples Finance Limited P.O. Box 1093GT Queensgate House Grand Cayman Cayman Islands Attn: The Directors
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
Georgetown University	LEHMAN BROTHERS SPECIAL FINANCING INC.		Ryan Administration Building 37th and O Streets, N.W. Washington , 20057

48 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
Giants Stadium, LLC	LEHMAN BROTHERS SPECIAL FINANCING INC.		Meadowlands Sports Complex 50 State Route 120 cc. Financial Security Assurance Inc East Rutherford, NJ , 07073 Attn: John K. Mara
	LEHMAN BROTHERS SPECIAL FINANCING INC.		Meadowlands Sports Complex 50 State Route 120 cc. Financial Security Assurance Inc East Rutherford, NJ , 07073 Attn: John K. Mara
GMAC Inv. Mgmt	LEHMAN BROTHERS SPECIAL FINANCING INC.		200 Renaissance Center Mail Code: 482-B12-C24 Detroit, MI , 48265-2000 Attn: Swaps Administration Group
767 Fifth Avenue 24th Floor New York, NY, 10153 Attn: Swap Group
GMO/IBM Personal Pension PlanTrust	LEHMAN BROTHERS SPECIAL FINANCING INC.	1992 ISDA MA - Multi-Currency Cross Border dated on 9/10/2001	c/o Grantham, Mayo, Van Otterloo 40 Rowes Wharf Boston, MA, 02110
GOLDMAN SACHS AM LPA/C GOLDMAN SACHS CREDIT OPP	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o Goldman Sachs Asset Management, L.P. 32 Old Slip New York, NY, 10005 Attn: Ken Topping
Goldman Sachs Asset Management, L.P. 30 Hudson St. Jersey City, NJ , 07302
GOLDMAN SACHS AM LPA/C GOLDMAN SACHS LIP CREDIT	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o Goldman Sachs Asset Management, L.P. 30 Hudson St. Jersey City, NJ , 07302
c/o Goldman Sachs Asset Management, L.P. 32 Old Slip New York, NY, 10005 Attn: Ken Topping
GOLDMAN SACHS AM LPA/C Goldman Sachs Liq.2007 LP	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o Goldman Sachs Asset Management, L.P. 30 Hudson St. Jersey City, NJ , 07302
c/o Goldman Sachs Asset Management, L.P. 32 Old Slip New York, NY, 10005 Attn: Ken Topping

49 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
GOLDMAN SACHS AM LPA/C GOLDMAN SASCHS CREDIT OPP	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o Goldman Sachs Asset Management, L.P. 30 Hudson St. Jersey City, NJ , 07302
c/o Goldman Sachs Asset Management, L.P. 32 Old Slip New York, NY, 10005 Attn: Ken Topping
GOLDMAN SACHS AM LPA/C GS Liquidity Ptnrs Offshor	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o Goldman Sachs Asset Management, L.P. 30 Hudson St. Jersey City, NJ , 07302
c/o Goldman Sachs Asset Management, L.P. 32 Old Slip New York, NY, 10005 Attn: Ken Topping
GOLDMAN SACHS AM LPA/C GS Mort Credit Opp Fund	LEHMAN BROTHERS SPECIAL FINANCING INC.		c.o Goldman Sachs Asset Management, L.P. 30 Hudson St. Jersey City, NJ , 07302
c/o Goldman Sachs Asset Management, L.P. 32 Old Slip New York, NY, 10005 Attn: Ken Topping
GOLDMAN SACHS BANK USA (ME)	LEHMAN BROTHERS SPECIAL FINANCING INC.		Goldman Sachs & Co 200 West Street New York, NY 10282 USA Darren Thomas
Goldman Sachs DynamicRisk Master Fund Offshore LTD	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o Goldman Sachs Asset Management, L.P. 30 Hudson Jersey City, NJ , 07302 Attn: Joseph Pomo
c/o Goldman Sachs Asset Management, L.P. 32 Old Slip New York, NY, 10005 Attn: Rich Vanecek
Goldman Sachs Global Alpha Fund PLC	LEHMAN BROTHERS COMMODITY SERVICES INC.		Goldman Sachs Asset Management 32 Old Slip New York, NY, 10005 Attn: Rich Vanecek, Stephen Mellas
	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o Goldman Sachs Asset Management 32 Old Slip New York, NY, 10005 Attn: Rich Vanecek
Goldman Sachs Global Alpha Fund, L.P.	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o Goldman Sachs Asset Management 32 Old Slip New York, NY, 10005 Attn: Rich Vanecek

50 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
GOLDMAN SACHS GLOBALALPHA DYNAMIC RISK FUND LLC	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o Goldman Sachs Asset Management, L.P. 30 Hudson St. Jersey City, NJ , 07302 Attn: Omar Medina
c/o Goldman Sachs Asset Management, L.P. 32 Old Islip New York, NY, 10005 Attn: Karl Wianecki
Goldman Sachs Mortgage Credit Opportunities Offsho	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o Goldman Sachs Asset Management, L.P. 30 Hudson St. Jersey City, NJ , 07302
c/o Goldman Sachs Asset Management, L.P. 32 Old Slip New York, NY, 10005 Attn: Kenneth Topping
Goldman Sachs QuantitativeStrategies Emerging Mark	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o Goldman Sachs Asset Management, L.P 30 Hudson St. Jersey City, NJ , 07302
c/o Goldman Sachs Asset Management, L.P. 32 Old Slip New York, NY, 10005 Attn: Rich Vanecek
Goldman, Sachs & Co.	LEHMAN BROTHERS OTC DERIVATIVES INC.		c/o Cleary Gottleib Steen One Liberty Plaza New York, NY, 1470
Goldman, Sachs 85 Broad Street New York, NY, 10004 Attn: FX Operations
Government of Singapore Invest Corporation PTE Ltd	LEHMAN BROTHERS COMMERCIAL CORPORATION		168, Robinson Road, #37-01 Capital Tower Singapore 068912, Singapore Attn: Chua Lee Ming
	LEHMAN BROTHERS SPECIAL FINANCING INC.		168 Robinson Road #22-03, Capital Tower 068912 Singapore Attn: Lye Poh coon/Isabella Tham
168 Robinson Road #37-01 Capital Tower 068912 Singapore Attn: Director of Financial Services
Grace Schools Inc.	LEHMAN BROTHERS SPECIAL FINANCING INC.		200 Seminary Drive Winona Lake, IN , 46590 Attn: Steve Popenfoose

51 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
Grace Village	LEHMAN BROTHERS SPECIAL FINANCING INC.		337 Grace Village Dr. Winona Lakes IN , 46590 Attn: Jeff Carroll
GRANITE FINANCE 2007-1-C LTD	LEHMAN BROTHERS SPECIAL FINANCING INC.		A#amperL Goodbody Solicitors International Financial Services Centre North Wall Quay Dublin 1, Ireland Attn: Thomas Musarra
Deutsche Bank Trust Company Americas 60 Wall Street New York, NY , 10005 United States
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
GRANITE FINANCE LIMITED SERIES 2006-11	LEHMAN BROTHERS SPECIAL FINANCING INC.		Granite Finance Limited Strathvale House North Church Street PO box 1109 GT Grand Cayman BVI, KY1-1102 Cayman Islands
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
GRANITE FINANCE LIMITED SERIES 2006-6	LEHMAN BROTHERS SPECIAL FINANCING INC.		Granite Finance Limited Strathvale House North Church Street PO box 1109 GT Grand Cayman BVI, KY1-1102 Cayman Islands
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
GRANITE SERIES 2005-10	LEHMAN BROTHERS SPECIAL FINANCING INC.		CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY 10016, Attn: Thomas Musarra
Granite Finance Limited 68 West Bay Road PO Box 1109 GT Grand Cayman BVI, KY1-1102 Cayman Islands
GRANITE SERIES 2005-2	LEHMAN BROTHERS SPECIAL FINANCING INC.		HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
HSBC Trustee (C.I.) Limited PO Box 88 1 Grenville Street St Helier, Jersey JE4 9PF Channel Islands

52 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
GRANITE SERIES 2005-5	LEHMAN BROTHERS SPECIAL FINANCING INC.		Granite Finance Limited 68 West Bay Road PO Box 1109 GT Grand Cayman BVI, KY1-1102 Cayman Islands
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
GRANITE SERIES 2005-7	LEHMAN BROTHERS SPECIAL FINANCING INC.		Granite Finance Limited 68 West Bay Road PO Box 1109 GT Grand Cayman BVI, KY1-1102 Cayman Islands
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
GREENVILLE SC (COUNTY OF)	LEHMAN BROTHERS SPECIAL FINANCING INC.		301 University Ridge Suite 200 Country Square Greenville SC , 29601
GREYSTONE CDO LIMITED SPC SERIES 2006-1	LEHMAN BROTHERS SPECIAL FINANCING INC.		Greystone CDO SPC, Series 2006-1 Segregated Port c/o Maples Finance Limited P.O. Box 1093GT Queensgate House, South Church St. Grand Cayman, Cayman Islands The Directors
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
Notices #amper Communication to S#amperP Investmen Standard #amper Poor#apposs Ratings Services 55 Water Street, 41st Floor New York, NY, 10041-0003
Notices or Communication to Maples and Calder: Maples and Calder P.O. Box 309 GT Ugland House, South Church St. Grand Cayman, Cayman Islands Dale Crowley
GREYSTONE CDO LIMITED SPC SERIES 2006-2	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o Maples and Calder PO Box 309 GT Ugland House, South Church Street Grand Cayman, Cayman Islands, Cayman Islands Attn: Dale Crowley

53 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
c/o Maples Finance Limited PO Box 1093GT Queensgate House, South Church Street Grand Cayman, Cayman Islands, Cayman Islands Attn: The Directors
c/o US Bank Corporate Trust Services PO Box 960778 Boston, MA, 02196-0778 Attn: Michael J. Riley
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
GREYSTONE CDO SERIES 2006-1 LLC	LEHMAN BROTHERS SPECIAL FINANCING INC.		C/O DONALD J. PUGLISI 850 LIBRARY AVENUE, SUITE 204 NEWARK, DE, 19711
GREYSTONE CDO SERIES 2006-2 LLC	LEHMAN BROTHERS SPECIAL FINANCING INC.		C/O DONALD J. PUGLISI 850 LIBRARY AVENUE, SUITE 204 NEWARK, DE, 19711
GREYSTONE CDO SPC SERIES 2008-4 SEGREGATED PORTFOLIO	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o Maples Finance Limited P.O. Box 1093GT Queensgate House, South Church Street Grand Cayman, Cayman Islands Attn: The Directors
c/o US Bank Corporate Trust Services PO Box 960778 Boston, MA, 02196-0778 Attn: Eleni Manzourani
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
GSAM 103106	LEHMAN BROTHERS SPECIAL FINANCING INC.		30 Hudson Street Jersey City, NJ , 07320
32 Old Slip New York, NY, 10005
Christchurch Court 10-15 Newgate Street London, EC1A 7HD England
GSB Guarantor Corp	LEHMAN BROTHERS OTC DERIVATIVES INC.		35 East 62nd St New York, NY, 10021 Attn: Todd Slotkin, EVP
GSB Investments Corp.	LEHMAN BROTHERS OTC DERIVATIVES INC.		C/o MacAndrews 35 E. 62nd St New York, NY, 10021 Attn: Todd J. Slotkin, EVP

54 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
GUADELETE INVESTMENTS S.A.R.L	LEHMAN BROTHERS SPECIAL FINANCING INC.		Guadelete Investments SARL 22 Rue Jean-Pierre Brasseur Luxembourg, L 1258 Luxembourg
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
GUAM ECONOMIC DEVELOPMENT AUTHORITY	LEHMAN BROTHERS SPECIAL FINANCING INC.		Guam Economic Development and Commerce Authority ITC Building, Suite 511 590 South Marine Drive Tamuning, 96911 Guam Attn: Administrator
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
U.S. Bank National Association 633 West Fifth Street 24th floor Los Angeles, CA, 90071 Attn: Corporate Trust Department - Ashraf Almurdah
Guam Power Authority	LEHMAN BROTHERS SPECIAL FINANCING INC.		1911 Route 16 Harmon, 96911 Harmon, , 96911 Guam
1911 Route 16 Harmon, , 96911 Guam
GULF STREAM - COMPASS CLO 2007 LTD	LEHMAN BROTHERS SPECIAL FINANCING INC.		Gulfstream Asset Management LLC 4201 Congress Street, Suite 475 Charlotte, NC 28209 USA Barry Love
GWK AMTEK LTD.	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o Amtek Auto Limited 3, LSC Pamposh Enclave, Greater Kailash Part-I, New Delhi, 110048, India Attn: Santosh Singhi
Harbourview CDO III, Limited	LEHMAN BROTHERS FINANCIAL PRODUCTS INC.		6801 S. Tucson Way Centennial CO ,80112
6801 S. Tucson Way Centennial, CO ,80112
c/o Deutsche Bank (Cayman) Limited Grand Cayman Cayman Islands

55 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
Harrisburg Parking Authority	LEHMAN BROTHERS SPECIAL FINANCING INC.		P.O. Box 1142 Harrisburg, PA , 17108-1142
Havenwood Heritage Heights	LEHMAN BROTHERS SPECIAL FINANCING INC.		33 Christian Avenue Concord, NH, 03301 Attn: Michael Palmieri
745 Seventh Avenue, 16th Floor New York, NY, 10019 Attn: Municipal Financial Products - Middle Office
Hawthorne (City of), CA Redevelopment Agency	LEHMAN BROTHERS SPECIAL FINANCING INC.		4455 West 126th Street Hawthorne, California, 90250
HEALTHEAST CARE SYSTEM, MN	LEHMAN BROTHERS SPECIAL FINANCING INC.		559 Capitol Blvd 6th Fl St Paul, MN , 55479
	LEHMAN BROTHERS SPECIAL FINANCING INC.		559 Capitol Blvd 6th Fl St Paul, MN , 55479
	LEHMAN BROTHERS SPECIAL FINANCING INC.		559 Capitol Blvd 6th Fl St Paul, MN , 55479
Heartland Consumers Power District	LEHMAN BROTHERS SPECIAL FINANCING INC.		PO Box 248 Madison SD , 57042
Hellenic Republic	LEHMAN BROTHERS SPECIAL FINANCING INC.		Councellor for Economic and Commercial Affairs 1A Holland Park London , W11 3TP United Kingdom Attn: Greek Embassy
Public Debt Management Agency 8 Omirou Str Athens, 105 64 Greece Attn: Head of Portfolio Management & Head of Legal
Hess Commodities, a Division of Hess Corporation	LEHMAN BROTHERS COMMODITY SERVICES INC.		1185 Avenue of the Americas New York, NY, 10036 Attn: Vice President, Chief Risk Officer
Hess Corporation 1185 Avenue of the Americas New York, NY, 10036 Attn: Charles F. Cerria, Esq.
HESS ENERGY POWER & GAS COMPANY (UK) LIMITED	LEHMAN BROTHERS COMMODITY SERVICES INC.		Hess Corporation 1185 Avenue of the Americas New York, NY, 10036 Attn: Charles F. Cerria, Esq.
Holland Home	LEHMAN BROTHERS SPECIAL FINANCING INC.	1992 ISDA MA - Multi-Currency Cross Border dated on 10/4/2005	2100 Raybrook SE, Suite 300 Grand Rapids, MI , 49546

56 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
Horizon House	LEHMAN BROTHERS SPECIAL FINANCING INC.		Guggenheim Partneres c/o Horizon House 135 East 57th Street New York, NY, 10022

HORIZON II INTERNATIONAL LTD SERIES 223	LEHMAN BROTHERS SPECIAL FINANCING INC.		Horizon II International Limited Walker House P.O. Box 265 GT Mary Street, Grand Cayman, Cayman Islands Attn: Thomas Musarra

HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra

HORIZON II INTERNATIONAL LTD SERIES 226	LEHMAN BROTHERS SPECIAL FINANCING INC.		Horizon II International Limited Walker House P.O. Box 265 GT Mary Street, Grand Cayman, Cayman Islands

Horizon II International Limited Walker House P.O. Box 265 GT Mary Street, Grand Cayman, Cayman Islands

HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra

HORIZON II INTERNATIONAL LTD SERIES 227	LEHMAN BROTHERS SPECIAL FINANCING INC.		Horizon II International Limited Walker House P.O. Box 265 GT Mary Street, Grand Cayman, Cayman Islands Attn: Thomas Musarra

HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra

HORIZON II INTERNATIONAL LTD SERIES 228	LEHMAN BROTHERS SPECIAL FINANCING INC.		Horizon II International Limited Walker House P.O. Box 265 GT Mary Street, Grand Cayman, Cayman Islands Attn: Thomas Musarra

HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra

HORIZON II INTERNATIONAL LTD SERIES 229	LEHMAN BROTHERS SPECIAL FINANCING INC.		Horizon II International Limited Walker House P.O. Box 265 GT Mary Street, Grand Cayman, Cayman Islands

Horizon II International Limited Walker House P.O. Box 265 GT Mary Street, Grand Cayman, Cayman Islands

57 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
Houghton Mifflin HarcourtPublishers Inc.	LEHMAN BROTHERS SPECIAL FINANCING INC.		222 Berkeley Street Boston, MA ,02116
222 Berkeley Street Boston, MA ,02116
HSBC Bank plc	LEHMAN BROTHERS COMMERCIAL CORPORATION		8 Canada Square London, E14 5HQ United Kingdom Attn: Martin Holcombe
HSBC Bank USA, National Association	LEHMAN BROTHERS COMMERCIAL CORPORATION		425 Fifth Avenue New York, NY, 10018 Attn: Jason Saturno; Jim Riley
	LEHMAN BROTHERS SPECIAL FINANCING INC.		18th Floor, 8 Canada Square Canary Wharf, London, E14 5HQ United Kingdom Attn: Martin Holcombe
Thames Exchange 10 Queen Street Place London, EC4R 1BQ United Kingdom Attn: Processing Swap
HSBC France	LEHMAN BROTHERS COMMERCIAL CORPORATION		103 avanue des Champs-Elysees Paris 75008 France Attn: Dept des Marches de Taux et de change
HSBC Trinkhaus Und Burkhardt KGAA	LEHMAN BROTHERS SPECIAL FINANCING INC.		Konigsallee 21-23 D-40212 Dusseldorf Germany Attn: Mr. Wilfried Gerst
Sitz Dusseldorf Amtsgericht Dusseldorf HRB , 54447 Attn: Legal
HSH Nordbank AG	LEHMAN BROTHERS SPECIAL FINANCING INC.		5-7 St. Helen's Place London, EC3A 6AU UNITED KINGDOM Attn: General Manager
Gerhart-Hauptmann-Platz 50 D-2000 Hamburg 1 Federal Republic of Germany Germany Attn: Credit Dept. SG VIII, Ms.Claudia Becker
Martensdamm 6 Kiel 24103 Germany Attn: Legal
HSH Nordbank Securities SA	LEHMAN BROTHERS SPECIAL FINANCING INC.		2 rue Jean Monnet L2180 Luxembourg Attn: Mr Wolfgang Durr

58 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
HSH Nordbank International AG 2 rue Jean Monnet L2180 Luxembourg Attn: Mr Wolfgang Durr
Martensdamm 6 Kiel 24103 Germany Attn: Mr Heiko Ludwig
HUMBOLDT CA (COUNTY OF)	LEHMAN BROTHERS SPECIAL FINANCING INC.		825 Fifth St., Room #125 Eureka, CA , 95501-1100 Attention: Steve Strawn
Iberdrola Renewable Energies USA LTD	LEHMAN BROTHERS COMMODITY SERVICES INC.		201 King of Prussia, Suite 500 Radnor, PA , 19087 Attn: Ray Capistrano/Eduardo Brunet/Office of General Counsel

ICONIX BRAND GROUP INC	LEHMAN BROTHERS OTC DERIVATIVES INC.	Long Form Confirmation	1450 Broadway, 4th floor New York, NY, 10018

Idaho Housing and Finance Association	LEHMAN BROTHERS FINANCIAL PRODUCTS INC.		565 West Myrtle Boise, ID , 83702

	LEHMAN BROTHERS SPECIAL FINANCING INC.		565 West Myrtle Avenue Boise ID , 83702
IKB Deutsche Industriebank AG	LEHMAN BROTHERS SPECIAL FINANCING INC.		Wilhelm-Botzkes-StraBe 1 40474 Dusseldorf Postfach 10 11 18 40002 Dusseldorf, Germany Attn: Frank Gartner, Katja Krause
Illinois Finance Authority	LEHMAN BROTHERS SPECIAL FINANCING INC.	Special Reserve Fund Agreement dated on 5/12/1998	233 SOUTH WACKER DRIVE STE 5310 Chicago, IL, 60606-6368

IMPAC CMB TRUST SERIES 2003-11	LEHMAN BROTHERS DERIVATIVE PRODUCTS INC.		1401 Dove Street Suite 100 Newport Beach, CA, 92660
Deutsch Bank National Trust Company 1761 E Saint Andrew Place Santa Ana, CA, 92705 Attn: Trust Administration
Thacher Proffitt #amper Wood LLP Two World Financial Center, 28th Floor New York, NY, 10281
IMPAC CMB TRUST SERIES 2004-04	LEHMAN BROTHERS DERIVATIVE PRODUCTS INC.		1761 E. Saint Andrew Place Santa Ana, CA, 92705 Deutsche Bank National Trust
Deutsch Bank National Trust Company 1761 E Saint Andrew Place Santa Ana, CA, 92705 Attn: Trust Administration

59 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
Thacher Proffitt #amper Wood LLP Two World Financial Center, 28th Floor New York, NY, 10281
IMPAC CMB TRUST SERIES 2004-05	LEHMAN BROTHERS DERIVATIVE PRODUCTS INC.		Deutsch Bank National Trust Company 1761 E Saint Andrew Place Santa Ana, CA, 92705 Attn: Trust Administration
Deutsche Bank National Trust Company 1761 E. Saint Andrew Place Santa Ana, CA, 92705 Attn: Trust Administration - IM0403
Thacher Proffitt #amper Wood LLP Two World Financial Center, 28th Floor New York, NY, 10281
IMPAC CMB TRUST SERIES 2004-08	LEHMAN BROTHERS DERIVATIVE PRODUCTS INC.		1401 Dove Street Suite 100 Newport Beach, CA, 92660
Deutsch Bank National Trust Company 1761 E Saint Andrew Place Santa Ana, CA, 92705 Attn: Trust Administration
Thacher Proffitt #amper Wood LLP Two World Financial Center, 28th Floor New York, NY, 10281
IMPAC CMB TRUST SERIES 2004-10	LEHMAN BROTHERS DERIVATIVE PRODUCTS INC.		1401 Dove Street Suite 100 Newport Beach, CA, 92660
Deutsch Bank National Trust Company 1761 E Saint Andrew Place Santa Ana, CA, 92705 Attn: Trust Administration
Thacher Proffitt #amper Wood LLP Two World Financial Center, 28th Floor New York, NY, 10281
IMPAC CMB TRUST SERIES 2005-04	LEHMAN BROTHERS SPECIAL FINANCING INC.		1761 E Saint Andrew Place Santa Ana, CA, 92705 Attn: Thomas Musarra
Deutsch Bank National Trust Company 1761 E Saint Andrew Place Santa Ana, CA, 92705 Attn: Trust Administration
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra

60 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
Thacher Proffitt #amper Wood LLP Two World Financial Center, 28th Floor New York, NY, 10281 Attn: Thomas Musarra
IMPAC CMB TRUST SERIES 2005-05	LEHMAN BROTHERS SPECIAL FINANCING INC.		Deutsch Bank National Trust Company 1761 E Saint Andrew Place Santa Ana, CA, 92705 Attn: Trust Administration
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
Thacher Proffitt #amper Wood LLP Two World Financial Center, 28th Floor New York, NY, 10281 Young J. Kim
IMPAC CMB TRUST SERIES 2005-08	LEHMAN BROTHERS SPECIAL FINANCING INC.		Deutsch Bank National Trust Company 1761 E Saint Andrew Place Santa Ana, CA, 92705 Attn: Trust Administration
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
Thacher Proffitt #amper Wood LLP Two World Financial Center, 28th Floor New York, NY, 10281 Young J. Kim
IMSER SECURITISAT. GIA ISP III	LEHMAN BROTHERS SPECIAL FINANCING INC.		HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
Imser Serucritisation S.r.l. Via Pontaccio, 10 Milano, 20121
Via Pontaccio n.10 Milano 20123 Italia Attn: Legal
Indianapolis Osteopathic Hospital, Inc	LEHMAN BROTHERS SPECIAL FINANCING INC.		Waterview Hospital 3630 Guion Road Indianapolis, IN, 46222
INDUSTRIAL DEVELOPMENT AUTHORITY OF WINCHESTER (CITY OF)	LEHMAN BROTHERS SPECIAL FINANCING INC.		38 Rouss Avenue Winchester, VA, 22601

61 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
Industrial DevelopmentAuthority of Kansas CityMiss	LEHMAN BROTHERS SPECIAL FINANCING INC.		20 E. 5th Street, suite 200 Kansas City, Missouri, 64106 Attn: Executive Director
414 East 12th Street, 1st Floor Kansas City, Missouri, 64106 Attn: City Treasurer
414 East 12th Street, 28th Floor Kansas City, Missouri, 64106 Attn: Law Department
The Industrial Development Authority of the City of Kansas City, Missouri 20 E. 5th Street, suite 200 Kansas City, MO , 64106 Attn: Executive Director
ING Bank N.V.	LEHMAN BROTHERS SPECIAL FINANCING INC.		Bijlmerplein 888 Amsterdam, The Netherlands Attn: Rene Muller
TR 01.03 P.O. Box 1800 1000 BV Amsterdam The Netherlands Attn: Financial Markets/Operations/Derivatives
TRC 04.076 P.O. Box 1800 1000 BV Amsterdam The Netherlands Attn: M.J.S.J Muller
ING BANK SLASKI SA	LEHMAN BROTHERS COMMERCIAL CORPORATION		Pl. Trzech Krzyzy 10/14 P.O. Box 29 Warsaw 00-950 Poland
ING LIFE INSURANCE &ANNUITY COMPANY	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o ING Investment Management LLC 5780 Powers Ferry Road, N.W., Suite 300 Atlanta, GA, 30327-4349 Attn: Derivatives Middle Office
ING Investment Management LLC 5780 Powers Ferry Road, N.W., Suite 300 Atlanta, GA, 30327-4349 Attn: Corporate Counsel
INTEL CORPORATION	LEHMAN BROTHERS COMMERCIAL CORPORATION		2200 Mission College Boulevard Treasury Dept., M/S RN6-47 Santa Clara, CA, 95054 Attn: Cash Manager
	LEHMAN BROTHERS SPECIAL FINANCING INC.		2200 Mission College Boulevard Treasury Dept., M/S RN6-47 Santa Clara, CA, 95054 Attn: Cash Manager
	LEHMAN BROTHERS OTC DERIVATIVES INC.		2200 Mission College Blvd., Legal Dept., M/S SC4-203, Santa Clara, CA, 95054 Attn: Director of Corporate Affairs

62 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
2200 Mission College Boulevard Treasury Dept., M/S RN6-47 Santa Clara, CA, 95054 Attn: Cash Manager
Intel Ireland Ltd (Grand Cayman)	LEHMAN BROTHERS SPECIAL FINANCING INC.		200 Mission College Boulevard Treasury Department M/S SC4-211 Santa Clara, California, 95052 Attn: Cash manager
INTRALOT SA	LEHMAN BROTHERS SPECIAL FINANCING INC.		64 Kifissita Ave & 3 Premotis Str. 151-25 Athens, Greece Constantinos Antonopoulos, CEO
Ionic Capital MasterFund LTD	LEHMAN BROTHERS SPECIAL FINANCING INC.		366 Madison Ave., 9th Floor New York, NY, 10017
c/o Ionic Capital Management LLC 366 Madison Avenue, 9th Floor New York, NY, 10017 Attn: Operations; General Counsel
Iowa Telecommunications Services Inc.	LEHMAN BROTHERS SPECIAL FINANCING INC.		115 Second West Avenue P.O. Box 1046 Newton, Iowa, 50208 Attn: General Counsel
Iowa Telecommunications Services, Inc. 115 Second West Avenue P.O. Box 1046 Newton, Iowa, 50208 Attn: General Counsel
IROKO CARDIO LLCC/O FORTRESS INV GROUP LLC	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o Fortress Investment Group 1345 Avenue of the Americas New York, NY, 10105 Attn: Glenn P. Cummins, CFO
Israel Discount Bank	LEHMAN BROTHERS COMMERCIAL CORPORATION		38 Yehuda Alevi Street Tel Aviv, Israel
IDB Bank 511 Fifth Avenue New York, NY, 10017
	LEHMAN BROTHERS SPECIAL FINANCING INC.		Isreal Discount Bank Ltd Nightingale House 65 Curzon Street London, W1Y 7PE United Kingdom
Isreal Discount Bank Ltd Nightingale House 65 Curzon Street London, W1Y 7PE United Kingdom
Israel Discount Bank of New York	LEHMAN BROTHERS SPECIAL FINANCING INC.		511 Fifth Avenue New York, NY, 10017

63 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
ITALEASE FINANCE SPA	LEHMAN BROTHERS SPECIAL FINANCING INC.	1992 ISDA MA-Multi- Currency Cross Border dated on 3/22/2005	HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
Italease Finance S.P.A. c/o Blank Rome LLP 405 Lexxing Avenue New York, NY, 10174 United States
Italease Finance S.P.A. c/o Lovells Studio Legale Via Santa Maria alla Porta 2 Milan, 20123 Italy
Italmobiliare International Finance Ltd	LEHMAN BROTHERS SPECIAL FINANCING INC.		AIB International Centre, IFSC Dublin 1 Ireland Attn: Sara White, Angelo Triulzi
ITV PLC	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o Carlton Communications PLC 25 Knightsbridge London, SW1X 7RZ UNITED KINGDOM
J SAINSBURY COMMON INVESTMENT FUND LIMITED	LEHMAN BROTHERS COMMERCIAL CORPORATION	Forward Puchase Agreement dated 8/27/2008 (8240LL00026)	c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom Attn: Derivative Contract
		Forward Puchase Agreement dated 9/8/2008 (8252LL00310)	c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom Attn: Derivative Contract
		Forward Puchase Agreement dated 9/8/2008 (8252LL00346)	c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom Attn: Derivative Contract
		Forward Puchase Agreement dated 9/8/2008 (8252LL00348)	c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom Attn: Derivative Contract
J. ARON & COMPANY	LEHMAN BROTHERS COMMERCIAL CORPORATION		85 Broad Street New York, NY, 10004 Attn: J. Aron
JAGUAR PENSION TRUSTEES LTD	LEHMAN BROTHERS COMMERCIAL CORPORATION	Forward Puchase Agreement dated 9/8/2008 (8252LL00270)	c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom Attn: Derivative Contract

64 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
James Caird Asset Mgt LLPA/C JCAM Global Fund (Mas	LEHMAN BROTHERS SPECIAL FINANCING INC.	Novation Fee for trade 182171 dated 10th Sept 2008 with maturity 20th June 2013	c/o Citco Bank and trust company PO Box N-4906 1 Montague Place East Bay Street Nassau, Bahamas
Jefferson County Water & Sewer System, Alabama.	LEHMAN BROTHERS SPECIAL FINANCING INC.		Jefferson County Courthouse 716 Richard Arrington Blvd. Bitmingham, AL, 35203 Attn: Director of Finance
JEFFERSON VALLEY CDO LIMITED SPC SERIES 2006-1	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o Maples and Calder P.O. Box 309 GT Ugland House, South Church Street Grand Cayman, Cayman Islands, Cayman Islands Attn: Dale Crowley
c/o Maples FInance Limited P.O. Box 1093GT Queensgate House, South Church Street Grand Cayman, Cayman Islands, Cayman Islands Attn: The Directors
c/o US Bank Corporate Trust Services PO Box 960778 Boston, MA, 02196-0778 Attn: Michael J. Riley
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
Jenners Pond	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o Simpson Senior Services 150 Monument Road Suite 105 Bala Cynwyd, 19004-1725
JOHNSON & WALES UNIVERSITY	LEHMAN BROTHERS SPECIAL FINANCING INC.		8 Abbott Park Place Providence, Rhode Island, 02903
JP MORGAN CHASE & CO	LEHMAN BROTHERS SPECIAL FINANCING INC.		270 Park Avenue 41st Floor New York, NY, 10017-2070 Attn: Derivatives Practice Legal Department -
Legal Department 245 Park Avenue, 11th Floor New York, NY, 10167 Attn: Don Thompson
JR Moore LP	LEHMAN BROTHERS SPECIAL FINANCING INC.		For Sections 5 or 6: Moore Capital Management LLC 1251 Avenue of the Americas, 53rd Floor New York, NY, 10020 Attn: General Counsel, URGENT
Moore Capital Management LLC 1251 Ave of the Americas, 52nd Floor New York, NY, 10020 Attn: Anthony Gallagher, Director of Operations

65 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
Judson Retirement	LEHMAN BROTHERS SPECIAL FINANCING INC.		2181 Ambleside Drive Cleveland, OH, 44106 Attn: Hong Chae
c/o Cain Brothers 360 Madison Avenue, 5th Floor New York, NY, 10017 Attn: Derivative Operations
Cain Brothers 360 Madison Avenue, 5th Floor New York, NY, 10017 Attn: Derivative Operations
JUPITER QUARTZ FINANCE PLC 2004-1 CLASS A	LEHMAN BROTHERS SPECIAL FINANCING INC.		BNY Corporate Trustee Services Limited - London Branch One Canada Square London, E14 5AL United Kingdom
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
JUPITER QUARTZ FINANCE PLC 2004-1 CLASS B	LEHMAN BROTHERS SPECIAL FINANCING INC.		320 West 13th Street, 5th Floor New York, NY, 10014 Attn: Simone Martin
BNY Corporate Trustee Services Limited - London Branch One Canada Square London, E14 5AL United Kingdom
JUPITER QUARTZ PLC 2004-2	LEHMAN BROTHERS SPECIAL FINANCING INC.		320 West 13th Street, 5th Floor New York, NY, 10014 Attn: Simone Martin
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
KBC Bank N.V.	LEHMAN BROTHERS COMMERCIAL CORPORATION		Havenlaan 12 B-1080 Brussels Belgium Attn: Ellen Matheeussen
Kent, Robert A and Sally M	LEHMAN BROTHERS OTC DERIVATIVES INC.		2309 Linda Vista Klamath Falls, OR, 97601 Attn: Robert and Sally Kent
Keycorp	LEHMAN BROTHERS SPECIAL FINANCING INC.		127 Public Square Cleveland, OH, 44114-1306
127 Public Square Cleveland, OH, 44114-1306

66 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
KINGS RIVER LIMITED	LEHMAN BROTHERS SPECIAL FINANCING INC.		HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
P.O. Box 1093 GT Queensgate House George Town, Grand Cayman Cayman Islands Attn: Thomas Musarra
Kline Galland Center	LEHMAN BROTHERS SPECIAL FINANCING INC.		1200 University Street Seattle, WA, 98101-2883 Attn: Chief Fiancial Officer
c/o Cain Brothers 360 Madison Avenue, 5th Floor New York, NY, 10017 Attn: Derivative Operations
KOCH FINANCIAL CORPORATION	LEHMAN BROTHERS SPECIAL FINANCING INC.		17550 North Perimeter Drive Suite 300, Scottsdale AZ, 85225 Attn: Matt Orr
Koch Supply & Trading LP	LEHMAN BROTHERS COMMODITY SERVICES INC.		4111 East 37th Street North Wichita, Kansas, 67220 Attn: Legal - ISDA
P.O. Box 2302 Wichita, Kansas, 67202 Attn: Rodger Lindwall
Koch Supply & Trading LP(MNSA)	LEHMAN BROTHERS COMMODITY SERVICES INC.		4111 E. 37th St. North Wichita, KS, 67220 Attn: Charles Lee; George Rivas
KOREA INVESTMENT CORPORATION	LEHMAN BROTHERS COMMERCIAL CORPORATION	Forward Puchase Agreement dated 7/28/2008 (8210LL00398)	16F Seoul Finance Centre 84 Taepyungro 1-GA, Jung-gu Seoul, 100-768 The Republic of Korea Attn: Fixed Income Investment Team
c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom Attn: Derivative Contract
Kredietbank SA Luxembourgeoise, London	LEHMAN BROTHERS SPECIAL FINANCING INC.		43, Boulevard Royal L-2955 Luxembourg Luxembourg
Kumho Industrial Co., Ltd.	MERIT, LLC		1095-4 Songwol-dong Naju-si, Heollanam-do, Republic of Korea
LAKEVIEW CDO 2007-2	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o US Bank Corporate Trust Services PO Box 960778 Boston, MA, 02196-0778

67 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
US Bank NA, as trustee 1 Federal Street, 3rd Floor Boston, MA, 02110 Attn: Amy Byrnes
LAKEVIEW CDO LLC, FOR THE ACCOUNT OF THE SERIES 2007-2 SEGREGATED PORTFOLIO	LEHMAN BROTHERS SPECIAL FINANCING INC.		C/O DONALD J. PUGLISI 850 LIBRARY AVENUE, SUITE 204 NEWARK, DE, 19711
LAKEVIEW CDO LLC, FOR THE ACCOUNT OF THE SERIES 2007-3 SEGREGATED PORTFOLIO	LEHMAN BROTHERS SPECIAL FINANCING INC.		C/O DONALD J. PUGLISI 850 LIBRARY AVENUE, SUITE 204 NEWARK, DE, 19711
LAKEVIEW CDO SPC 2007-1	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o Maples FInance Limited P.O. Box 1093GT Queensgate House, South Church Street Grand Cayman, Cayman Islands, Cayman Islands Attn: The Directors
c/o US Bank Corporate Trust Services PO Box 960778 Boston, MA, 02196-0778 Attn: Michael J. Riley
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
US Bank NA, as trustee 1 Federal Street, 3rd Floor Boston, MA, 02110
US Bank Corporate Trust Services PO Box 960778 Boston, MA, 02196-0778
LAKEVIEW CDO SPC 2007-3	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o Maples FInance Limited P.O. Box 1093GT Queensgate House, South Church Street Grand Cayman, Cayman Islands, Cayman Islands Attn: The Directors
c/o US Bank Corporate Trust Services PO Box 960778 Boston, MA, 02196-0778 Attn: Michael J. Riley

68 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
US Bank NA, as trustee 1 Federal Street, 3rd Floor Boston, MA, 02110
US Bank Corporate Trust Services PO Box 960778 Boston, MA, 02196-0778
LAKEVIEW CDO SPC SERIES 2007-4 SEGREGATED PORTFOLIO	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o US Bank Corporate Trust Services PO Box 960778 Boston, MA, 02196-0778
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
LAKEVIEW CDO SPC, FAO THE SERIES 2007-2 SEGR PORTF	LEHMAN BROTHERS SPECIAL FINANCING INC.		C/O MAPLES FINANCE LIMITED PO BOX 1093GT QUEENSGATE HOUSE SOUTH CHURCH STREET GEORGE TOWN GRAND CAYMAN, CAYMAN ISLANDS
Lakeview CDP SPC f/a/o the Series 2007-4 Segregated Portfolio	LEHMAN BROTHERS SPECIAL FINANCING INC.		MAPLESFS LIMITED P.O. Box 1093 Queensgate House, 113 South Church Street George Town, Grand Cayman, CAYMAN ISLANDS
LAND ROVER PENSION TRUSTEES LIMITED	LEHMAN BROTHERS COMMERCIAL CORPORATION	Forward Puchase Agreement dated 8/19/2008 (8232LL00514)	c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom Attn: Derivative Contract
		Forward Puchase Agreement dated 9/8/2008 (8252LL00268)	c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom Attn: Derivative Contract
Landesbank Baden-Wurttemberg	LEHMAN BROTHERS SPECIAL FINANCING INC.		Am Hauptbahnhof 2 70173 Stuttgart Germany Attn: Swap Administration 4046
Landesbank Rheinland-Pfalz Girozentrale	LEHMAN BROTHERS SPECIAL FINANCING INC.		Grosse Bleiche 54-56 Mainz 55098 Germany

69 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
Landsbanki Island	LEHMAN BROTHERS SPECIAL FINANCING INC.		Landsbanki Islands HF c/o Varsla og vidskiptaumsjon Austurstræti 11, IS-155 ReykjavÃk,, Iceland Attn: Throstur Bergmann
LAS VEGAS REDEVELOPMENT AGENCY	LEHMAN BROTHERS SPECIAL FINANCING INC.		400 Stewart Avenue Las Vegas, NV, 89101 Attn: Scott D. Adams; Steven van Gorp
LB ASIA HOLDINGS LIMITED	LEHMAN BROTHERS COMMERCIAL CORPORATION		Level 38, One Pacific Place 88 Queensway Hong Kong
	LEHMAN BROTHERS SPECIAL FINANCING INC.		Level 38, One Pacific Place 88 Queensway Hong Kong
LB BANKHAUS AG SEOUL BRANCH	LEHMAN BROTHERS COMMERCIAL CORPORATION		12th floor Hanhwa Building 110, Sokong-Dong Jung-Ku, Seoul, 100-755 Korea
c/o CMS Hasche Sigle Barckhausstraße 12-16 Frankfurt A.M., 60325 Germany Attn: Dr. Michael Frege
	LEHMAN BROTHERS SPECIAL FINANCING INC.		12th floor Hanhwa Building 110, Sokong-Dong Jung-Ku, Seoul, 100-755 Korea
c/o CMS Hasche Sigle Barckhausstraße 12-16 Frankfurt A.M., 60325 Germany Attn: Dr. Michael Frege
LB BANKHAUS LONDON BRANCH	LEHMAN BROTHERS COMMERCIAL CORPORATION		25 Bank Street London, E14 5LE England
c/o CMS Hasche Sigle Barckhausstraße 12-16 Frankfurt A.M., 60325 Germany Attn: Dr. Michael Frege
One Broadgate London, EC2M 7HA England
	LEHMAN BROTHERS SPECIAL FINANCING INC.		25 Bank Street London, E14 5LE England
c/o CMS Hasche Sigle Barckhausstraße 12-16 Frankfurt A.M., 60325 Germany Attn: Dr. Michael Frege
One Broadgate London, EC2M 7HA England
LB COMMERCIAL MORTGAGE K.K.	LEHMAN BROTHERS SPECIAL FINANCING INC.		Kishimoto Bldg, 9th Floor 2-2-1 Marunouchi, Chiyoda-ku Tokyo, 100-0005 Japan

70 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
LB COMMERCIAL TRUST 2007-C3 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o Bank of America, National Association Global Trust Services 540 W. Madison St. Chicago, IL, 60661 Attn: Edwin Janis
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o Bank of America, National Association Global Trust Services 540 W. Madison Street Chicago, IL, 60661 Attn: Edwin Janis
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
LaSalle Bank National Association 135 S. LaSalle Street, Suite 1625 Chicago, IL, 60603
LB FINANCE NETHERLANDS ANTILLES BRANCH	LEHMAN BROTHERS HOLDINGS INC.		E-commercepark E-zone Vredenberg, Curacao
Talstrasse 82 P.O Box 2828 CH-8021 Zurich, CH-8021 Switzerland
	LEHMAN BROTHERS SPECIAL FINANCING INC.		E-commercepark E-zone Vredenberg, Curacao
Talstrasse 82 P.O Box 2828 CH-8021 Zurich, CH-8021 Switzerland
	LEHMAN BROTHERS OTC DERIVATIVES INC		E-commercepark E-zone Vredenberg, Curacao
Talstrasse 82 P.O. Box 2828 CH-8021 Zurich, CH-8021 Switzerland
LB Myryllion Master Fund - mainre LBAM (EUROPE) LTD	LEHMAN BROTHERS SPECIAL FINANCING INC.		Lehman Brothers Asset Management (Europe) Limited 25 Bank Street London, E14 5LE United Kingdom Attn: Legal Department
Lehman Brothers Asset Management (Europe) Limited 25 Bank Street London, E14 5LE United Kingdom Attn: Legal Department

71 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
Lehman Brothers Asset Management (Europe) Limited 25 Bank Street London, E14 5LE United Kingdom Attn: Lehman Brothers Asset Management Operations
LB PERU TRUST II, 1998-A	LEHMAN BROTHERS SPECIAL FINANCING INC.		HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
LB Real Estate Partners LP	LEHMAN BROTHERS SPECIAL FINANCING INC.		One Broadgate Ground Floor London, EC2M 7HA UNITED KINGDOM
LB SECURITIES ASIA LIMITED	LEHMAN BROTHERS COMMERCIAL CORPORATION		KPMG 8th floor, Prince's Building 10 Chater Road Central, Hong Kong
Level 38, One Pacific Place 88 Queensway Hong Kong
Two International Finance Centre, 26th floor 8 Finance Street Central, Hong Kong
LBEM 2004 SICAV - UNLEVERAGED A	LEHMAN BROTHERS SPECIAL FINANCING INC.		25 Bank Street London E14 5LE United Kingdom
LBEM 2004 SICAV - UNLEVERAGED B	LEHMAN BROTHERS SPECIAL FINANCING INC.		25 Bank Street London E14 5LE United Kingdom
LBEM 2004 SICAV - UNLEVERAGED C	LEHMAN BROTHERS SPECIAL FINANCING INC.		25 Bank Street London E14 5LE United Kingdom
LBEM 2004 SICAV - UNLEVERAGED D	LEHMAN BROTHERS SPECIAL FINANCING INC.		25 Bank Street London E14 5LE United Kingdom
LBEM LEVERAGED PARTNERS 2003-A LP	LEHMAN BROTHERS SPECIAL FINANCING INC.		1271 Sixth Avenue 44th Floor New York, NY, 10020 Ashvin Rao
LBEM LEVERAGED PARTNERS 2003-B LP	LEHMAN BROTHERS SPECIAL FINANCING INC.		1271 Sixth Avenue 44th Floor New York, NY, 10020 Ashvin Rao
LBEM PARTNERS 2003-A LP	LEHMAN BROTHERS SPECIAL FINANCING INC.		1271 Sixth Avenue 44th Floor New York, NY, 10020 Ashvin Rao
LBI/LBI/LB Euro Mezzanine Partners 2003-C LP (ME)	LEHMAN BROTHERS SPECIAL FINANCING INC.		1271 Sixth Avenue 44th Floor New York, NY, 10020 Ashvin Rao

72 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
LB-UBS COMMERCIAL MORTGAGE TRUST 2007-C6	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o Bank of America, National Association Global Trust Services 540 W. Madison Street Chicago, IL, 60661 Attn: Edwin Janis
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
LaSalle Bank National Association 135 S. LaSalle Street, Suite 1625 Chicago, IL, 60603 LBUBS 2007C6 Commercial Mortgage Trust Class A-MFL
LaSalle Global Trust Services c/o CDO Trust Services 540 W Madison Avenue, 25th Floor Chicago, IL,60661
	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o Bank of America, National Association Global Trust Services 540 W. Madison Street Chicago, IL, 60661 Attn: Edwin Janis
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
LaSalle Bank National Association 135 S. LaSalle Street, Suite 1625 Chicago, IL, 60603 LBUBS 2007C6 Commercial Mortgage Trust Class A-MFL
LaSalle Global Trust Services c/o CDO Trust Services 540 W Madison Avenue, 25th Floor Chicago, IL, 60661
LB-UBS COMMERCIAL MORTGAGE TRUST 2008-C1	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o Bank of America, National Association Global Trust Services 540 W. Madison St. Chicago, IL, 60661 Attn: Edwin Janis
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra

73 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address

LaSalle Bank National Association LB - UBS

2008 - C1

Commercial Mortgage Trust Class A-2FL
Grantor Trus

135 S. LaSalle Street, Mail code: IL4-135-16-25

Chicago, Illinois, 60603

Global Securities and Trust Services

LCH.CLEARNET LIMITED	LEHMAN BROTHERS SPECIAL FINANCING INC.		Aldgate House 33 Aldgate High Street London, EC3N 1EA UK Roger Liddell
LCOR Alexandria LLC	LEHMAN BROTHERS SPECIAL FINANCING INC.		6550 Rock Spring Drive, Suite 280 Bethesda, MD , 20817 Attn: R. William Hard
c/o LCOR Incorporated Suite 110 Berwyn Park Berwyn, Pennsylvania , 19312 Attn: Peter Dilullo
Lehigh University	LEHMAN BROTHERS SPECIAL FINANCING INC.		27 Memorial Drive West Bethlehem, PA , 18015 Attn: Fiance and Administration
LEHMAN BROTHERS BANKHAUS A.G.	LEHMAN BROTHERS COMMERCIAL CORPORATION		Gruneburgweg 18 60322 Frankfurt am main, Germany
Rathenauplatz I 60322 Frankfurt am main, Germany
	LEHMAN BROTHERS COMMODITY SERVICES INC.		Gruneburgweg 18 60322 Frankfurt am main, Germany
Rathenauplatz I 60322 Frankfurt am main, Germany
	LEHMAN BROTHERS HOLDINGS INC.		Gruneburgweg 18 60322 Frankfurt am main, Germany
Rathenauplatz I 60322 Frankfurt am main, Germany
LEHMAN BROTHERS CDO MEZZANINE FUND 2005-1, LTD	LEHMAN BROTHERS SPECIAL FINANCING INC.		HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
Lehman Brothers CDO Mezzanine Fund 2005-1, Ltd. c/o Lehman Brothers Inc. 399 Park Avenue, 9th Floor New York, NY, 10022 Cindy Zamora
LEHMAN BROTHERS FINANCE SA	LEHMAN BROTHERS COMMERCIAL CORPORATION		13 Route de Florissant P.O. Box 280 1211 Geneva 12, Switzerland

74 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
Genferstrasse 24 PO Box 311 CH-8002 Zurich, CH-8002 Switzerland
PWC AG Birchstrasse 160 Zurich, CH-8050 Switzerland
Talstrasse 82 P.O Box 2828 CH-8021 Zurich, CH-8021 Switzerland
	LEHMAN BROTHERS COMMODITY SERVICES INC.		13 Route de Florissant P.O. Box 280 1211 Geneva 12, Switzerland
Genferstrasse 24 PO Box 311 CH-8002 Zurich, CH-8002 Switzerland
PWC AG Birchstrasse 160 Zurich, CH-8050 Switzerland
Talstrasse 82 P.O Box 2828 CH-8021 Zurich, CH-8021 Switzerland
	LEHMAN BROTHERS COMMODITY SERVICES INC.		13 Route de Florissant P.O. Box 280 1211 Geneva 12, Switzerland
Genferstrasse 24 PO Box 311 CH-8002 Zurich, CH-8002 Switzerland
PWC AG Birchstrasse 160 Zurich, CH-8050 Switzerland
Talstrasse 82 P.O Box 2828 CH-8021 Zurich, CH-8021 Switzerland
	LEHMAN BROTHERS HOLDINGS INC.		13 Route de Florissant P.O. Box 280 1211 Geneva 12, Switzerland
Genferstrasse 24 PO Box 311 CH-8002 Zurich, CH-8002 Switzerland
PWC AG Birchstrasse 160 Zurich, CH-8050 Switzerland
Talstrasse 82 P.O Box 2828 CH-8021 Zurich, CH-8021 Switzerland
	LEHMAN BROTHERS SPECIAL FINANCING INC.		13 Route de Florissant P.O. Box 280 1211 Geneva 12, Switzerland

75 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
Genferstrasse 24 PO Box 311 CH-8002 Zurich, CH-8002 Switzerland
PWC AG Birchstrasse 160 Zurich, CH-8050 Switzerland
Talstrasse 82 P.O Box 2828 CH-8021 Zurich, CH-8021 Switzerland
	LEHMAN BROTHERS OTC DERIVATIVES INC		13 Route de Florissant P.O. Box 280 1211 Geneva 12, Switzerland
Genferstrasse 24 PO Box 311 CH-8002 Zurich, CH-8002 Switzerland
PWC AG Birchstrasse 160 Zurich, CH-8050 Switzerland
Talstrasse 82 P.O Box 2828 CH-8021 Zurich, CH-8021 Switzerland
LEHMAN BROTHERS INC.	LEHMAN BROTHERS COMMERCIAL CORPORATION		c/o Hughes Hubbard & Reed LLP One Battery Park Plaza New York, NY, 10004-1482 USA
World Financial Center 12th floor New York, 10285 USA
	LEHMAN BROTHERS COMMODITY SERVICES INC.		c/o Hughes Hubbard & Reed LLP One Battery Park Plaza New York, NY, 10004-1482 USA
World Financial Center 15th floor New York, 10285 USA
	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o Hughes Hubbard & Reed LLP One Battery Park Plaza New York, NY, 10004-1482 USA
World Financial Center 14th floor New York, 10285 USA
	LEHMAN BROTHERS OTC DERIVATIVES INC		c/o Hughes Hubbard & Reed LLP One Battery Park Plaza New York, NY, 10004-1482 USA
World Financial Center 13th floor New York, 10285 USA

76 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
LEHMAN BROTHERS JAPAN INC.	LEHMAN BROTHERS COMMERCIAL CORPORATION		Kishimoto Bldg, 9th Floor 2-2-1 Marunouchi, Chiyoda-ku Tokyo, 100-0005 Japan
	LEHMAN BROTHERS COMMODITY SERVICES INC.		Kishimoto Bldg, 9th Floor 2-2-1 Marunouchi, Chiyoda-ku Tokyo, 100-0005 Japan
	LEHMAN BROTHERS SPECIAL FINANCING INC.		Kishimoto Bldg, 9th Floor 2-2-1 Marunouchi, Chiyoda-ku Tokyo, 100-0005 Japan
LEHMAN BROTHERS REAL ESTATEMEZZANINE PARTNERS II L	LEHMAN BROTHERS SPECIAL FINANCING INC.		Lehman Brothers Real Estate Mezzanine Partners II LBREM II Offshore AIV LP #amper LBREM II ECI AIV L 399 Park Avenue, 11th Floor New York, NY, 10022 Attn: David Goldberg
Lehman Brothers Real Estate Mezzanine Partners II LBREM II Offshore AIV LP #amper LBREM II ECI AIV L 399 Park Avenue, 11th Floor New York, NY, 10022 Attn: Vinay Khandelwal
Lehman Brothers Real Estate Mezzanine Partners II LBREM II Offshore AIV LP #amperLBREM II ECI AIV LP Lehman Brothers Inc., 399 Park Ave, 11th Floor New York, NY, 10022 Attn: Ji Yeong Chu
PCCP, LLC 280 Park Avenue, 35th Floor New York, NY, 10017 Attn: Barrie Bloom
LEHMAN BROTHERS SMALL BALANCE COMMERCIAL MORTGAGE TRUST 2007-2	LEHMAN BROTHERS SPECIAL FINANCING INC.		HSBC Bank, USA CTLA – Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
U.S. Bank National Association One Federal Street, Third Floor Boston, MA, 02110 Attn: Structured Finance Department - LBSBC 2007-2
LEHMAN BROTHERS STRUCTURED FUNDS PLC - LEHMAN BROTHER MARQCUS FUND	LEHMAN BROTHERS SPECIAL FINANCING INC.		Lehman Brothers Asset Management (Europe) Ltd 25 Bank St. London, E14 5LE UK Managing Director
LEHMAN BROTHERS TREASURY CO BV	LEHMAN BROTHERS COMMERCIAL CORPORATION		25 Bank Street London, E14 5LE England

77 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
Houthoff Buruma N.V. P.O. Box 75505 NL-1070 AM Amsterdam, The Netherlands
	LEHMAN BROTHERS COMMODITY SERVICES INC.		25 Bank Street London, E14 5LE England
Houthoff Buruma N.V. P.O. Box 75505 NL-1070 AM Amsterdam, The Netherlands
	LEHMAN BROTHERS COMMODITY SERVICES INC.		25 Bank Street London, E14 5LE England
Houthoff Buruma N.V. P.O. Box 75505 NL-1070 AM Amsterdam, The Netherlands
	LEHMAN BROTHERS HOLDINGS INC.		25 Bank Street London, England
Houthoff Buruma N.V. P.O. Box 75505 NL-1070 AM Amsterdam, The Netherlands
	LEHMAN BROTHERS SPECIAL FINANCING INC.		25 Bank Street London, E14 5LE England
Houthoff Buruma N.V. P.O. Box 75505 NL-1070 AM Amsterdam, The Netherlands
LEHMAN RE LIMITED	LEHMAN BROTHERS COMMERCIAL CORPORATION		3 World Financial Center 9th floor New York, NY, 10285-0700 USA
Clarendon House 2 Church Street Hamilton, HM11 Bermuda
PWC, Dorchester House 7 Church Street Hamilton, HM11 Bermuda
Sofia House 48 Church St Hamilton, HM12 Bermuda
	LEHMAN BROTHERS SPECIAL FINANCING INC.		3 World Financial Center 9th floor New York, NY, 10285-0700 USA
Clarendon House 2 Church Street Hamilton, HM11 Bermuda
PWC, Dorchester House 7 Church Street Hamilton, HM11 Bermuda

78 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
Sofia House 48 Church St Hamilton, HM12 Bermuda
Liberty Square CDO I, Limited	LEHMAN BROTHERS FINANCIAL PRODUCTS INC.		Libery Square CDO I, limited c/o QSPV Limited Quee PO BOX 309 GT Grand Cayman Cayman Islands
Liberty Square CDO I, Ltd.	LEHMAN BROTHERS FINANCIAL PRODUCTS INC.		MAPLESFS LIMITED P.O. Box 1093 Queensgate House, 113 South Church Street George Town, Grand Cayman, CAYMAN ISLANDS
Liberty Square CDO II, Limited	LEHMAN BROTHERS FINANCIAL PRODUCTS INC.		Liberty Square CDO Church Street PO BOX 309 GT Grand Cayman Cayman Islands
Liberty Square CDO II, Ltd.	LEHMAN BROTHERS FINANCIAL PRODUCTS INC.		MAPLESFS LIMITED P.O. Box 1093 Queensgate House, 113 South Church Street George Town, Grand Cayman, CAYMAN ISLANDS
LIBRA CDO LIMITED	LEHMAN BROTHERS SPECIAL FINANCING INC.		HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
Libra CDO Limited c/o Deutsche Bank (Cayman) Lmt. P.O. Box 1984 GT Elizabethan Street Grand Cayman, Cayman Islands, Cayman Islands Global Transaction Banking, Trust
LION CITY CDO 2006-2 LTD	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o Walkers SPV Limited Walker House, P.O. Box 908 GT George Town Grand Cayman, Cayman Islands, Cayman Islands
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
LION CITY CDO 2006-3 LTD	LEHMAN BROTHERS SPECIAL FINANCING INC.		HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
Lion City CDO Limited c/o Walkerss SPV limited walker house PO BOX 908 GT GeorgeTown Grand Cayman, Cayman ISlands, British West Indies
LION CITY CDO LIMITED SERIES 2006-1	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o Kim Seyang Building, 223 Naeja-dong Jongo-gu, Seoul 110-720 Korea Attn: Y. G. Jung

79 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
c/o Walker SPV limited Walker House P.O. Box 908 GT George Town, Grand Cayman Cayman Islands, Cayman Islands
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
LION CITY CDO LTD SERIES 2006-5	LEHMAN BROTHERS SPECIAL FINANCING INC.		HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
International Financial Services Centre Northwall Quay Dublin 1, Ireland
P.O. Box 908 GT George Town Grand Cayman Cayman Islands
Long Island Power Authority	LEHMAN BROTHERS FINANCIAL PRODUCTS INC.		333 Earle Ovington Blvd Uniondale, NY, 11553 Attn: Chief Financial Officer
333 Earle Ovington Blvd. Suite 403 Uniondale NY,11553
Longwood at Oakmont, Inc.	LEHMAN BROTHERS SPECIAL FINANCING INC.	1992 ISDA MA - Local Currency Single Jurisdiction dated on 11/17/2001	1215 Hulton Road Oakmont, PA, 15139-1196 Attn: Joseph A. Wenger, CPA
500 Route 909 Verona, PA, 15147-3863 Attn: Wenger Joseph P.
Louis L. Gonda Trust	LEHMAN BROTHERS OTC DERIVATIVES INC.		9350 Wilshire Boulevard Suite 400 Beverly Hills, CA, 90212
Lutheran Social Services ofMichigan	LEHMAN BROTHERS SPECIAL FINANCING INC.		Administrative Offices 8131 East Jefferson Avenue Detroit, MI, 48214-2691
LVFN Genpar LLCA/C LVFN Partners LP	LEHMAN BROTHERS SPECIAL FINANCING INC.		201 Main Street, Suite 2600 Fort Worth, TX, 76102 Attn: Thomas White
Relationship Funding 227 West Monroe, Suite 4900 Chicago, IL, 60606 Attn: Operations Department

80 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
Maimonides-Shalom Academy	LEHMAN BROTHERS SPECIAL FINANCING INC.		5300 SW 40th Avenue Fort Lauderdale, FL, 33314-6504 Attn: Chief Financial Officer
Maimonides-Shalom Academy, Inc. 5300 SW 40th Avenue Fort Lauderdale, FL, 33314-6504 Attn: Chief Financial Officer
MAINA/C Lehman Brothers Alpha Fund	LEHMAN BROTHERS SPECIAL FINANCING INC.		Lehman Brothers Aset Management (Europe) Limited 25 Bank Street London, E14 5LE United Kingdom
Lehman Brothers Asset Management (Europe) Limited 25 Bank Street London, E14 5LE United Kingdom Attn: Operations
MAINA/C Lehman Brothers Master Fun	LEHMAN BROTHERS SPECIAL FINANCING INC.		Lehman Brothers Aset Management (Europe) Limited 25 Bank Street London, E14 5LE United Kingdom
Lehman Brothers Asset Management (Europe) Limited 25 Bank Street London, E14 5LE United Kingdom Attn: Operations
MANASSAS MA (CITY OF)	LEHMAN BROTHERS SPECIAL FINANCING INC.		9027 Center Street Manassas, MA, 20110
	LEHMAN BROTHERS SPECIAL FINANCING INC.		9027 Center Street Manassas, MA, 20110
MANOR PARK INC	LEHMAN BROTHERS SPECIAL FINANCING INC.		6451 El Camino Real, Suite A Carlsbad, CA, 92009
MARANTHA BAPTIST BIBLE COLLEGE	LEHMAN BROTHERS SPECIAL FINANCING INC.		745 West Main Street Watertown, 53094
MARK H WENTWORTH HOME FOR CHRONIC INVALID	LEHMAN BROTHERS SPECIAL FINANCING INC.		346 Pleasant Street Portsmouth NH 3801 Attn: Mary Ellen Dunham
MARSONER, THOMAS S	LEHMAN BROTHERS COMMERCIAL CORPORATION		One Broadgate 5th Floor London, EC2M 7HA United Kingdom
MARYSVILLE PA (CITY OF)	LEHMAN BROTHERS SPECIAL FINANCING INC.		200 Overcrest Road Marysvilee, PA, 17053

81 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
MASSACHUSETTS (COMMONWEALTH OF)	LEHMAN BROTHERS SPECIAL FINANCING INC.	1992 ISDA MA - Local Currency Single Jurisdiction dated on 8/27/1998	1 Ashburton Place, 12th Floor Boston MA 2108 Deputy Treasurer
State Street Bank and Trust Company 2 Avenue De Lafayette Boston MA 2111 Corporate Trust Department - Paul Grenier
Massachusetts BayTransporation Authority	LEHMAN BROTHERS SPECIAL FINANCING INC.	1992 ISDA MA - Local Currency Single Jurisdiction dated on 12/20/2000	10 Park Plaza Boston, Massachusetts, 02116
10 Park Plaza Boston, Massachusetts, 02116
Massachusetts Development Finance Agency	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o U.S. Bank National Association One Federal Street, 3rd Floor Boston, MA, 02110 Attn: Todd DiNezza
Massachusetts Housing Finance Agency	LEHMAN BROTHERS SPECIAL FINANCING INC.		One Beacon Street Boston, MA, 02108 Attn: Timothy C. Sullivan
MASSACHUSETTS INFORMATION TECHNOLOGY CENTER PROJECT	LEHMAN BROTHERS SPECIAL FINANCING INC.		Massachusetts Development Finance Agency c/o U.S. Bank National Association One Federal Street, 3rd Floor Boston, MA, 02110 Attn: Todd DiNezza
Massachusetts Mutual Life Insurance Company	LEHMAN BROTHERS SPECIAL FINANCING INC.		1500 Main Street, Suite 1000 Springfield, MA, 01115
1500 Main Street, Suite 1000 Springfield, MA, 01115
MASSACHUSETTS STATE COLLEGE BUILDING AUTHORITY	LEHMAN BROTHERS SPECIAL FINANCING INC.	Float Forward Agreement dated on 1/25/1995	136 Lincoln Street Boston, MA, 02111
Massachusetts Water Resources Authority	LEHMAN BROTHERS SPECIAL FINANCING INC.		Charlestown Navy Yard 100 First Ave Boston MA, 02129
Massachusetts Water ResourcesAuthority	LEHMAN BROTHERS FINANCIAL PRODUCTS INC.		Charlestown Navy Yard 100 First Avenue, Building 39 Boston, MA, 02129
MassDevelopment/Saltonstall Building Redevelopment	LEHMAN BROTHERS SPECIAL FINANCING INC.		160 Federal Street, 7th Floor Boston, MA, 02110

82 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
160 Federal Street, 7th Floor Boston, MA,02110
Mediobanca Spa	LEHMAN BROTHERS SPECIAL FINANCING INC.		Piazetta Enrico Cuccia, 1 20121 Milano Italy Attn: Domenico Cavenago
Members Unitied CorporateFederal Credit Union	LEHMAN BROTHERS SPECIAL FINANCING INC.		4450 Weaver Parkway Warrenville, IL, 60555-3926 Attn: Investment Accounting
Memorial Hospital Fremont	LEHMAN BROTHERS SPECIAL FINANCING INC.		715 South Taft Avenue Fremont, 43420
Merrill Lynch Bank USA	LEHMAN BROTHERS SPECIAL FINANCING INC.		4 world Financial Center 12th floor New York, NY, 10080
4 world Financial Center 12th floor New York, NY, 10080
800 Scudders Mill Road 111 Plainsboro NJ, 08536 Attn: Joseph Sandford
MERRILL LYNCH CAPITAL SERVICES INC	LEHMAN BROTHERS COMMERCIAL CORPORATION		4 World Financial Center, 12th Floor New York NY 10080
Merrill Lynch Commodities (Europe) Limited	LEHMAN BROTHERS COMMODITY SERVICES INC.		2 King Street London EC1A 1HQ United Kingdom Attn: Merrill Lynch Commodities Legal Group
Merrill Lynch Financial Centre 2 King Edward Street London, EC1A 1HQ United Kingdom Attn: Merrill Lynch commodities Legal Group
Merrill Lynch International Bank Limited	LEHMAN BROTHERS COMMERCIAL CORPORATION		4 World Financial Center, 12th Floor, 16th Floor 4 World Financial Center, 12th Floor, 16th Floor New York, NY, 10281-1315 Attn: FX Operations Manager
Ropemaker Place 25 Ropemaker Street London, EC2 9LY United Kingdom Attn: Foreign Exchange Business Support
Merrimack College - FPA	LEHMAN BROTHERS SPECIAL FINANCING INC.		Head Office, 315 Turnpike Street North Andover, MA, 01845
Head Office, 315 Turnpike Street North Andover, MA, 01845

83 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
MESIVTA YESHIVA RABBI CHAI	LEHMAN BROTHERS SPECIAL FINANCING INC.		1593 Coney Island avenue Brooklyn, NY, 11230 Attn: Mendel Schechter
Metavante Corporation	LEHMAN BROTHERS SPECIAL FINANCING INC.		4900 West Brown Deer Road Milwaukee, WI, 53223 Attn: Norrie Daroga, Chief Administrative Officer
Metavante Corporation 4900 West Brown Deer Road Milwaukee, WI, 53223 Attn: Norrie Daroga, Chief Administrative Officer
Metropolitan Pier and Exposition Authority	LEHMAN BROTHERS SPECIAL FINANCING INC.		Corporate Center 301 E. Cermak Road Chicago, IL, 60616
MFC Global Inv Mgmt US/JOHN HANCOCK HIGH YIELDBOND	LEHMAN BROTHERS SPECIAL FINANCING INC.		MFC Global Investment Management US LLC 101 Huntington Avenue H-7 Boston, MA, 02199 Attn: Ismail Gunes
MGIM A/C ABMEL A/C M03M1 (ME)	LEHMAN BROTHERS COMMERCIAL CORPORATION	Forward Puchase Agreement dated 8/27/2008 (8240LL00016)	c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom Attn: Derivative Contract
		Forward Puchase Agreement dated 8/27/2008 (8240LL00308)	c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom Attn: Derivative Contract
		Forward Puchase Agreement dated 9/3/2008 (8247LL00575)	c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom Attn: Derivative Contract
		Forward Puchase Agreement dated 9/4/2008 (8248LL00476)	c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom Attn: Derivative Contract
MGIM A/C BONY A/C M0EO3	LEHMAN BROTHERS COMMERCIAL CORPORATION	Forward Puchase Agreement dated 8/20/2008 (8233L00196)	c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom Attn: Derivative Contract
		Forward Puchase Agreement dated 8/20/2008 (8233L00239)	c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom Attn: Derivative Contract

84 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
		Forward Puchase Agreement dated 9/3/2008 (8247L00580)	c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom Attn: Derivative Contract
		Forward Puchase Agreement dated 9/3/2008 (8247L00582)	c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom Attn: Derivative Contract
	LEHMAN BROTHERS COMMERCIAL CORPORATION	Forward Puchase Agreement dated 8/27/2008 (8240LL00309)	c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom Attn: Derivative Contract
MGIM A/C Chase A/C MEFUN (ME)	LEHMAN BROTHERS COMMERCIAL CORPORATION	Forward Puchase Agreement dated 9/1/2008 (8245LL00094)	c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom Attn: Derivative Contract
MGIM A/C JPM A/C M3IFL	LEHMAN BROTHERS COMMERCIAL CORPORATION		c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom
MGIM A/C KASS A/C MESCH	LEHMAN BROTHERS COMMERCIAL CORPORATION		c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom
MGIM A/C MMC -DEUTSCHE ASSET MANAGEMENT LTD	LEHMAN BROTHERS COMMERCIAL CORPORATION		c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom
MGIM A/C NT A/C M0GLL	LEHMAN BROTHERS COMMERCIAL CORPORATION		c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom
MGIM A/C NT A/C M0WHL	LEHMAN BROTHERS COMMERCIAL CORPORATION		c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom
MGIM A/C NT A/C THALES	LEHMAN BROTHERS COMMERCIAL CORPORATION		c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom
MGIM A/C SS A/C M0RIB	LEHMAN BROTHERS COMMERCIAL CORPORATION		c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom

85 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
MGIM A/C SS A/C M0SYS	LEHMAN BROTHERS COMMERCIAL CORPORATION		c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom
MGIM A/C SS A/C M0TAT	LEHMAN BROTHERS COMMERCIAL CORPORATION		c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom
MGIM A/C SS A/C STAFF (ME)	LEHMAN BROTHERS COMMERCIAL CORPORATION	Forward Puchase Agreement dated 8/20/2008 (8233LL00195)	c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom Attn: Derivative Contract
		Forward Puchase Agreement dated 8/20/2008 (8233LL00238)	c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom Attn: Derivative Contract
		Forward Puchase Agreement dated 9/3/2008 (8247LL00583)	c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom Attn: Derivative Contract
		Forward Puchase Agreement dated 9/9/2008 (8253LL00383)	c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom Attn: Derivative Contract
		Forward Puchase Agreement dated 9/9/2008 (8253LL00389)	c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom Attn: Derivative Contract
MGIM A/C SS A/C UNI	LEHMAN BROTHERS COMMERCIAL CORPORATION	Forward Puchase Agreement dated 9/8/2008 (8252LL00272)	c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom Attn: Derivative Contract
MGIM AC NT/NCC	LEHMAN BROTHERS COMMERCIAL CORPORATION		c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom
Michigan State Housing Developement Authority	LEHMAN BROTHERS SPECIAL FINANCING INC.		Plaza One Building, 5th Fl 401 South Washington Square Lansing, MI, 48933 Director Executive
MILFORD CT (CITY OF)	LEHMAN BROTHERS SPECIAL FINANCING INC.		70 West River Street Milford, CT, 06460

86 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
MINISTRY OF FINANCE ITALY	LEHMAN BROTHERS DERIVATIVE PRODUCTS INC.		MINISTRY OF FINANCE ITALY Via XX Settembre 97 Rome, 00187 Italy Attn: Dr. Maria Cannata
Minnesota Masonic Home Care Center	LEHMAN BROTHERS SPECIAL FINANCING INC.		11501 Masonic Home Drive Bloomington, MN, 55437 Attn: CEO
Mirabella	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o Cain Brothers 360 Madison Avenue, 5th Floor New York, NY, 10017 Attn: Derivatives Operations
c/o Pacific Retirement Services 1200 Mira Mar Avenue Medford, OR, 97504 Attn: Jerry Schoeggl
Cain Brothers 360 Madison Avenue, 5th Floor New York, NY, 10017 Attn: Derivatives Operations
Mitsubishi UFJ Trust and Banking Corporation (The)	LEHMAN BROTHERS SPECIAL FINANCING INC.		1-4-5, Marunouchi Chiyoda-ku, Tokyo 100-8212 Japan Attn: Haruya Uehara
4-5, Manunouchi 1-Chome Chiyoda-ku Tokyo 100-8212 Japan
Mizrahi Tefahot Bank Ltd	LEHMAN BROTHERS COMMERCIAL CORPORATION		7 Jabotinsky Street Ramat Gan, 52136 Israel
c/o United Mizrahi Bank Limited 13 Rothschild Blvd Tel Aviv, 65121 Israel
Mizuho Corporate Bank, Ltd.	LEHMAN BROTHERS COMMERCIAL CORPORATION		1251 Avenue of the Americas New York, NY, 10020 Attn: Hidenori Wantabe
1-3-3, Marunouchi, Chiyoda-ku Tokyo, Japan 100-8210 Japan
5-5 Otemachi 1 - chome Chiyoda-ku Tokyo 100 Japan Attn: Mr. Ikuo Sato
Mizuho International Plc	LEHMAN BROTHERS SPECIAL FINANCING INC.		Bracken House One Friday Street London, EC4M 9JA United Kingdom
Bracken House One Friday Street London, EC4M 9JA United Kingdom

87 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
Mizuho Securities Co., Ltd.	LEHMAN BROTHERS SPECIAL FINANCING INC.		Otemachi First Square 1-5-1, Otemachi Chiyoda-ku, Tokyo 100-0004 Japan
Otemachi First Square 1-5-1, Otemachi Chiyoda-ku, Tokyo 100-0004 Japan
MKP VELA CBO LTD	LEHMAN BROTHERS SPECIAL FINANCING INC.		HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
Walker House 87 Mary Street, George Town Grand Cayman KY1-9002 Cayman Islands
Monongalia Health Systems	LEHMAN BROTHERS SPECIAL FINANCING INC.		1200 J D Anderson Drive Morgantown , 26505
MONTGOMERY MD (COUNTY OF)	LEHMAN BROTHERS SPECIAL FINANCING INC.		301 North Thompson Street, Suite 210 Conroe, Texas, 77301
Moore Macro Fund, L.P.	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o Moore Capital Management, LLC 1251 Avenue of the Americas, 52nd Floor New York, NY, 10020 Attn: Anthony Gallagher, Director of Operations
Moore Macro Markets Fund LP	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o Moore Capital Management, LLC 1251 Avenue of the Americas, 52nd Floor New York, NY, 10020 Attn: Anthony Gallagher, Director of Operations
MORAGA ORINDA FIRE DISTRICTY	LEHMAN BROTHERS SPECIAL FINANCING INC.		Moraga-Orinda Fire District -Station 41 1280 Moraga Way Moraga, CA, 94556
MORENO VALLEY CA (CITY OF)	LEHMAN BROTHERS SPECIAL FINANCING INC.		14177 Frederick Street P.O. Box 88005 Moreno, Valley, CA, 92552
MORGAN GRENFELL INTERNATIONAL FUNDS MANAGEMENT LTD	LEHMAN BROTHERS COMMERCIAL CORPORATION	Forward Puchase Agreement dated 9/8/2008 (8252LL00305)	c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom Attn: Derivative Contract
MORGAN STANLEY CAPITAL GROUP, INC	LEHMAN BROTHERS COMMERCIAL CORPORATION		1585 Broadway, 3rd Floor New York, NY, 10036-8293 Attn:FX Transactions, Currency Obligations/Options
2000 Westchester Avenue Purchase, NY, 10577 Attn: Commodities, Swap Group

88 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
Transaction Mangement Group 1585 Broadway, 19th Floor New York, NY, 10036-8293 Attn: Chief Legal Officer
	LEHMAN BROTHERS SPECIAL FINANCING INC.		2000 Westchester Avenue, First Floor Purchase, NY, 10577 Attn: Commodities - Swap Group
Transaction Management Group 1585 Broadway, 10th Floor New York, NY, 10036-8293 Attn: Chief Legal Officer
MORGAN STANLEY CAPITAL SERVICES LLC	LEHMAN BROTHERS SPECIAL FINANCING INC.	Novation Fee for trade 220709631HYGOTH dated 11th Sept 2008 with maturity 20th June 2013	c/o The Corporation Trust Comp Corporation Trust C 1209 Orange Street Wilmington, Delaware, 19801-1120 United States
Mountain States Properties	LEHMAN BROTHERS SPECIAL FINANCING INC.		400 North State of Franklin Road Johnson City, 37604
MPS Capital Services Banca perle Impresa SpA	LEHMAN BROTHERS SPECIAL FINANCING INC.		Via Nino Bixio, 2 Offices: Viale Mazzini, 23 53100 Siena Italy
Via Nino Bixio, 2 Offices: Viale Mazzini, 23 53100 Siena Italy
MUCKINGUM (COUNTY OF)	LEHMAN BROTHERS SPECIAL FINANCING INC.		Muskingum County 401 Main Street Zanesville, Ohio, 43701
MUNICIPAL ASSET SECURITIZATION TRUST SECURITIES, SERIES 2008-1 TRUST	LEHMAN BROTHERS SPECIAL FINANCING INC.		HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
Municipal Authority of the Township of Robinson (P	LEHMAN BROTHERS SPECIAL FINANCING INC.		4192 Campbells Run Rd Carnegie, PA , 15106
MUNICIPAL AUTHORITY OF WESTMORELAND CO.	LEHMAN BROTHERS SPECIAL FINANCING INC.		P.O. Box 730 Greensburg, PA, 15601 Attn: Business Manager
MUNICIPAL ENERGY AGENCY NEBRASKA	LEHMAN BROTHERS SPECIAL FINANCING INC.		1111 O Street, Suite 200 P.O. Box 95124 Lincoln, NE, 68508-3614
MUSCLE SHOALS	LEHMAN BROTHERS SPECIAL FINANCING INC.		P.O. Box 2624 Muscle Shoals, AL, 35662

89 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
NATCHEZ (CITY OF)	LEHMAN BROTHERS SPECIAL FINANCING INC.		Adams County, Mississippi County Courthouse Natchez MS, 39120 Attention: Clerk, Board of Supervisors
Mississippi Development Bank 1306 Walter Sillers Building Jackson MS, 39201 Attention: Executive Director
Natchez Regional Medical Center Sergeant S. Prentiss Drive Natchez MS, 39120 President
Natchez Regional Medical Center	LEHMAN BROTHERS SPECIAL FINANCING INC.		NATCHEZ REGIONAL MEDICAL CENTER 54 Seargent Prentiss Drive Natchez, MS, 39120
	LEHMAN BROTHERS SPECIAL FINANCING INC.		NATCHEZ REGIONAL MEDICAL CENTER 54 Seargent Prentiss Drive Natchez, MS, 39120
Natchez, City of	LEHMAN BROTHERS SPECIAL FINANCING INC.		City of Natchez City Hall 124 South Pearl Street Natchez, MS, 39120
NATIONAL POWER CORPORATION	LEHMAN BROTHERS SPECIAL FINANCING INC.		3rd Floor Quezon Avenue corner BIR Road, Diliman 1100 Quezon City, Philippines Attn: Alexander P Japon, Senior Department Manager
NATIXIS	LEHMAN BROTHERS SPECIAL FINANCING INC.	1992 ISDA MA - Multi-Currency Cross Border dated on 5/11/1999	9 West 57th Street New York, NY, 10019 Attn: John-Charles van Essche
Caisse Centrale Des Banques Po 10-12 Avenue Winston Chruchill Charenton Le Pont, 94677 France Attn: M. Kessler or Mme. Nicand
Natixis 30, avenue Pierre Mendes-France 75013 Paris - Adresse postale: BP 4 – 75060 Paris Cedex 02, France
Natixis Financial Products Inc	LEHMAN BROTHERS SPECIAL FINANCING INC.		9 West 57th St, 35th Floor New York, NY, 10019 Attn: Legal
Nebraska Investment Finance Authority	LEHMAN BROTHERS FINANCIAL PRODUCTS INC.		1230 O ST Suite 200 Lincoln, NE, 68508

90 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
200 Commerce Court 1230 O Street Lincoln, NE, 68508 Attn: Executive Director
NEVADA HOUSING DIVISION	LEHMAN BROTHERS SPECIAL FINANCING INC.		1802 North Carson St, Ste 154 Carson City, NV, 89701 Attn: CFO
Nevada Housing Division Offices 7220 Bermuda Road, Ste. B Las Vegas, NV, 89119 Attn: Lon DeWeese
New Generation Funding Trust 15	LEHMAN BROTHERS SPECIAL FINANCING INC.		CDC IXIS Financial Guaranty 825 Third Avenue 6th Floor New York, NY, 10022 Attn: Kwiatkoski Paul
New Generation Funding Trust 16	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o CDC IXIS Financial Guaranty Services Inc. 825 Third Avenue, 6th floor New York, NY, 10022
New Generation Funding Trust 37	LEHMAN BROTHERS SPECIAL FINANCING INC.		CDC IXIS Financial Guaranty Services Inc. 825 Third Avenue, 6th floor New York, NY, 10022 Attn: General Counsel
New Generation Funding Trust 83	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o CIFG Services, Inc. 825 Third Avenue, 6th floor New York, NY, 10022
New Generation Funding Trust Series 38	LEHMAN BROTHERS SPECIAL FINANCING INC.		CDC IXIS Financial Guaranty Services Inc. 825 Third Avenue, 6th fl. New York, NY, 10022 Attn: Kwiatkoski Att: Paul
New Generation Funding Trust Series 39	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o CDC IXIS Financial Guaranty Services Inc. 825 Third Avenue, 6th floor New York, NY, 10022
New York Life Insurance Company	LEHMAN BROTHERS SPECIAL FINANCING INC.		NY Life Investment Management 51 Madison Avenue New York, NY, 00101 Attn: Tom Mahon
NGA CAPITAL FUND LIMITED	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o Investors Fund Services (Ireland) Limited Block D, Iveagh Court Harcourt Road Dublin 2, Ireland Laura O'Doherty
Nomura International Plc.	LEHMAN BROTHERS SPECIAL FINANCING INC.		1 St. Martins#apposs-le-Grand London, EC1A 4NP United Kingdom
1 St. Martins#apposs-le-Grand London, EC1A 4NP United Kingdom Attn: England

91 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
1 St. Martins’s-le-Grand London, EC1A 4NP United Kingdom
NOMURA SECURITIES COMPANY LIMITED	LEHMAN BROTHERS SPECIAL FINANCING INC.		Urbannet Otemachi Building 2-2-2-, Otemachi Chiyoda-ku Tokyo 100-8130 Japan
Nordea Bank AB	LEHMAN BROTHERS SPECIAL FINANCING INC.		Hamngatan 12, SE - 105 71 Stockholm Stockholm Sweden Attn: Treasury, TAC Business Control
Nordea Bank Finland Plc	LEHMAN BROTHERS COMMERCIAL CORPORATION		2747 Derivatives Back Office T01/Vallila FIN-0020 Merita Helsinki, Finland Attn: Mr. Pekka Rikala
2747 Settlement Services FIN-00020 Nordea, Helsinki Finland Attn: Swaps Settlements
New York Branch 437 Madison Avenue New York, NY, 10022 Attn: Cokin Williams-Hawkes
NORMAN REGIONAL HOSPITAL	LEHMAN BROTHERS SPECIAL FINANCING INC.		901 North Porter Avenue Norman, OK, 73071
NORTH LITTLE ROCK (CITY OF)	LEHMAN BROTHERS SPECIAL FINANCING INC.		City Services 120 Main Street P.O. Box 936 North Little Rock, AR, 72115
The Rose Law Firm 120 East 4th Street Little Rock, AR, 72201-2893 Attn: M. Jane Dickey
Northcrest Inc.	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o Northcrest Community 1801-20th Street Ames, Iowa, 50010 Attn: Linda Doyle
Northern Star GenerationA/C NSG Holdings LLC	LEHMAN BROTHERS SPECIAL FINANCING INC.		NSG Holdings LLC 2929 Allen Parkway, Suite 2200 Houston, TX, 77019 Attn: Chief Financial Officer
Nuveen High Yield Bond Fund	LEHMAN BROTHERS SPECIAL FINANCING INC.		Nuveen Asset Management 333 West Wacker Drive Chicago, IL, 60606 Attn: Kevin J. McCarthy
NUVEEN INTERNATIONAL INCOME MANAGED ACCOUNT PORTFOLIO	LEHMAN BROTHERS SPECIAL FINANCING INC.		333 West Wacker Drive Chicago, IL, 60606

92 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
NUVEEN MULTI-CURRENCY SHORTTERM GOVERNMENT INCOME	LEHMAN BROTHERS SPECIAL FINANCING INC.		Nuveen Asset Management 333 West Wacker Drive Chicago, IL, 60606 Attn: Kevin J. McCarthy
NWI Emerging Market Fixed Income Master Fund Ltd	LEHMAN BROTHERS SPECIAL FINANCING INC.	Novation Fee for trade 169182 dated 12th Sept 2008 with maturity 20th May 2013	c/o NWI Managment LP 45 East 53rd Street 7th Floor New York, 10022 United States
		Novation Fee for trade 169186 dated 12th Sept 2008 with maturity 20th May 2013	c/o NWI Managment LP 45 East 53rd Street 7th Floor New York, 10022 United States
		Novation Fee for trade 170083 dated 12th Sept 2008 with maturity 20th June 2013	c/o NWI Managment LP 45 East 53rd Street 7th Floor New York, 10022 United States
		Novation Fee for trade 174080 dated 12th Sept 2008 with maturity 20th May 2013	c/o NWI Managment LP 45 East 53rd Street 7th Floor New York, 10022 United States
NWI Explorer Global Master Fund Ltd	LEHMAN BROTHERS SPECIAL FINANCING INC.	Novation Fee for trade 169183 dated 12th Sept 2008 with maturity 20th May 2013	c/o NWI Managment LP 45 East 53rd Street 7th Floor New York, 10022 United States
		Novation Fee for trade 169187 dated 12th Sept 2008 with maturity 20th May 2013	c/o NWI Managment LP 45 East 53rd Street 7th Floor New York, 10022 United States
		Novation Fee for trade 170084 dated 12th Sept 2008 with maturity 20th June 2013	c/o NWI Managment LP 45 East 53rd Street 7th Floor New York, 10022 United States
		Novation Fee for trade 174081 dated 10th Sept 2008 with maturity 20th Feb 2010	c/o NWI Managment LP 45 East 53rd Street 7th Floor New York, 10022 United States
OAK HILL CREDIT PARTNERS IV LIMITED	LEHMAN BROTHERS SPECIAL FINANCING INC.		HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
Oak Hill Advisors, L.P. 1114 Avenue of the Americas New York, NY, 10036
Oak Hill Strategic Partners, L.P.	LEHMAN BROTHERS OTC DERIVATIVES INC.		Oak Hill Strategic Partners, L.P. 201 Main Street Suite 1600 Fort Worth, TX, 76102 Attn: Joanathan Nunnaley

93 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
Oaklawn Psychiatric Center	LEHMAN BROTHERS SPECIAL FINANCING INC.		330 Lakeview Drive Goshen, 46527
OC/SD Mezz 1 LLC	LEHMAN BROTHERS SPECIAL FINANCING INC.		Archstone 9200 East Panorama Circle Suite 400 Englewood, CO, 80112 Attn: Michael Berman
c/o Archstone-Smith Operating Trust 9200 E. Panorama Circle, Suite 400 Engelwood, Colorado, 80112 Attn: Jessica Moore
Irvine Company 550 Newport Center Drive Newport Beach, CA, 92660-7011 Attn: Marc Ley (Chief Financial Officer)
Irvine Company 550 Newport Center Drive Newport Beach, CA, 92660-7011 Attn: Robert Lang
Notices Relating to Sections 5 or 6, Copy to: Archstone TIC MEZZ Holdings LLC c/o Lehman Brothers, 399 Park Ave., 11th Floor New York, NY, 10022 Attn: Brad Carpenter and Judy Turchin
TriMont Real Estate Advisors, Inc., Monarch Tower 3424 Peachtree Road NE, Suite 2200 Atlanta, GA, 30326 Attn: J. Gregory Winchester
Ohio Housing Finance Agency	LEHMAN BROTHERS FINANCIAL PRODUCTS INC.		57 East Main Street Colombus OH, 43215-5135
ONYX FUNDING LIMITED SERIES 2006-1	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o Walkers SPV Limitd Walker House Grand Cayman KY1-9002 Cayman Islands Attn: Rachael Rankin, Director
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
OPPENHEIMERFUNDS INCA/C MML Aplha Backed Notes	LEHMAN BROTHERS SPECIAL FINANCING INC.	1992 ISDA MA - Multi-Currency Cross Border dated on 11/29/2007	OFI Insitutional Asset Management Inc. Two World FInancial Center 225 LIberty Street, 16th Floor New York, NY, 10281 Attn: General Counsel
ORANGE CA (COUNTY OF)	LEHMAN BROTHERS SPECIAL FINANCING INC.		Hall of Administration 333 West Santa Ana Boulevard Santa Ana, CA, 92701

94 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
OSAKA GAS CO. LTD	LEHMAN BROTHERS COMMODITY SERVICES INC.		4-1-2, Hiranomachi, Chuo-Ku Osaka 541-0046 Japan
Otterbein Homes	LEHMAN BROTHERS SPECIAL FINANCING INC.		580 North State Route 741 Lebanon, OH, 45036
580 North State Route 741 Lebanon, OH, 45036
OZ GLOBAL SPECIAL INVESTMENTSMASTER FUND LP	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o OZ Management, LP 9 West 57th Street, 39th Floor New York, NY, 10019 Attn: Joel Frank, Chief Financial Officer, Legal
OZ Management LPA/C Gordel Holdings Limited	LEHMAN BROTHERS SPECIAL FINANCING INC.		Gordel Holdings Limited c/o OZ Management LP 9 West 57th Street, 39th Floor New York, NY, 10019 Attn: Joel Frank, Chief Financial Officer, Legal
OZ/Och-Ziff Capital StructureArbitrage Mst Fd Ltd	LEHMAN BROTHERS SPECIAL FINANCING INC.		9 West 57th Street, 39th Floor New York, NY, 10019
P2633 / MeadWestvaco Corporation R	LEHMAN BROTHERS SPECIAL FINANCING INC.		PIMCO 840 Newport Center Drive Suite 100 Newport Beach, CA, 92660 Attn: Kevin M. Broadwater
p2642/IBM Personal Pension Plan Trust	LEHMAN BROTHERS SPECIAL FINANCING INC.	1992 ISDA MA - Multi-Currency Cross Border dated on 4/16/1999	PIMCO 840 Newport Center Drive Suite 100 Newport Beach, CA, 92660 Attn: Kevin M. Broadwater
P7887 Lianhe Investments Pte Ltd.	LEHMAN BROTHERS SPECIAL FINANCING INC.		PIMCO 840 Newport Center Drive Suite 100 Newport Beach, CA, 92660 Attn: Kevin M. Broadwater
Pacific Coast Bankers Bank	LEHMAN BROTHERS SPECIAL FINANCING INC.		340 Pine Street, Suite 401 San Francisco, CA, 94104 Attn: Tracy Holcomb
Pacific Coast Bankers#appos Bank 340 Pine Street, Suite 401 San Francisco, CA, 94104 Attn: Tracy Holcomb
PACIFIC INTERNATIONAL FINANCE LIMITED SERIES 9	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o HSBC Financial Services (Cayman) Limited Strathvale House PO BOX 1109 North Street George Town Grand Cayman, Cayman Islands British West Indies Attn: The Directors

95 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
c/o HSBC Financial Services (Cayman) Limited Strathvale House, P.O. Box 1109, North Street George Town, Grand Cayman Cayman Islands
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
PACIFICORP	LEHMAN BROTHERS COMMODITY SERVICES INC.		825 N.E. Multnomah, Suite 600 Portland, OR, 97232-2315 Attn: Jeffrey Erb, Esq. and Jeremy Weinstein, Esq.
825 N.E. Multnomah, Suite 700 LCT Portland, OR, 97232 Attn: Colin Persichetti
PANTERA VIVE CDO LIMITED SPC SERIES 2007-1	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o Maples and Calder P.O. Box 309 GT Ugland House, South Church Street Grand Cayman, Cayman Islands, Cayman Islands Attn: Dale Crowley
c/o Maples FInance Limited P.O. Box 1093GT Queensgate House, South Church Street Grand Cayman, Cayman Islands, Cayman Islands Attn: The Directors
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
PANTERA VIVE CDO LLC	LEHMAN BROTHERS SPECIAL FINANCING INC.		C/O DONALD J. PUGLISI 850 LIBRARY AVENUE, SUITE 204 NEWARK, DE, 19711
PARADISE IRRIGATION DISTRCT	LEHMAN BROTHERS SPECIAL FINANCING INC.		5325 Black Olive Drive P.O. Box 2409 Paradise, CA, 95967 Attn: Michael Saucier, Chief Executive Officer
Paramount Global Limited	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o Videocon Industries Ltd. Fort House, 2nd Floor 221 D.N. Road, Fort, Mumbai, 400 001 India Attn: Mr. S.M. Hedge, CFO
PARKER DRILLING COMPANY INC	LEHMAN BROTHERS OTC DERIVATIVES INC.	1992 ISDA MA - Multi-Currency Cross Border	11011 Richmond Ave. Houston, TX, 77042-4773 USA
PEARL FINANCE SERIES 2003-8	LEHMAN BROTHERS SPECIAL FINANCING INC.		BNY Corporate Trustee Services Limited - London Branch One Canada Square London, E14 5AL United Kingdom

96 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
PEBBLE CREEK 2007-3 LIMITED	LEHMAN BROTHERS SPECIAL FINANCING INC.		Airlie Group 115 E Putnam Ave Greenwich CT, 06830 Attn: Seth Cameron
Chapman and Cutler LLp 111 West Monroe Street Chicago, IL, 60603-4080 Attn: James Spiotto
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
PEBBLE CREEK LCDO 2006-1 LTD	LEHMAN BROTHERS SPECIAL FINANCING INC.		HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
Maples and Calder P.O. Box 309GT Ugland House South Church Street, Grand Cayman, Cayman Islands Dale Crowley
Moody#apposs Investors Service 99 Church Street New York, New York, 10007 Structured Finance Group, CBO/CLO Monitoring
PEBBLE CREEK LCDO 2006-1, LTD. c/o Maples Finance Limited P.O. Box 1093GT Queensgate House, South Church Street, Cayman Islands The Directors
PEBBLE CREEK LCDO 2007-2 LTD	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o Deutsche Bank (Cayman) Limited P.O. Box 1094 George Town, Grand Cayman KYI-1104 Cayman Islands Attn: The Directors
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra

97 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
Maples and Calder P.O. Box 309GT Ugland House South Church Street, Grand Cayman, Cayman Islands Attn: Dale Crowley
PEBBLE CREEK LCDO 2007-2, LLC	LEHMAN BROTHERS SPECIAL FINANCING INC.		DEUTSCHE INTL CORPORATE SERVICES 1011 CENTRE RD., SUITE 200 WILMINGTON, DE, 19805
PEBBLE CREEK LCDO 2007-2, LTD.	LEHMAN BROTHERS SPECIAL FINANCING INC.		C/O DEUTSCHE BANK (CAYMAN) LTD P.O. BOX 1984 GT GRAND CAYMAN KY-1104 CAYMAN ISLANDS,
Pebble Creek LCDO 2007-3, Ltd.	LEHMAN BROTHERS SPECIAL FINANCING INC.		MAPLESFS LIMITED P.O. Box 1093 Queensgate House, 113 South Church Street George Town, Grand Cayman, CAYMAN ISLANDS
PENN VIRGINIA CORPORATION	LEHMAN BROTHERS OTC DERIVATIVES INC.	2002 ISDA Master Agreement	Three Radnor Corporate Center, Suite 300 100 Matsonford Road Radnor, PA ,19087
PENNS LANDING CDO 2007-1	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o Maples Finance Limited P.O. Box 1093GT Queensgate House South Church Street, Grand Cayman, Cayman Islands Attn: The Directors
Delaware Investment Advisers 100 N. Greene Street Greensboro, NC, 27401 Attn: Andrea H. Fox
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
Maples and Calder P.O. Box 309 GT Ugland House South Church Street; Grand Cayman, Cayman Islands Attn: Dale Crowley
PENN'S LANDING CDO LLC	LEHMAN BROTHERS SPECIAL FINANCING INC.		C/O DONALD J. PUGLISI 850 LIBRARY AVENUE, SUITE 204 NEWARK, DE, 19711
PEPCO ENERGY SERVICES INC	LEHMAN BROTHERS COMMODITY SERVICES INC.		1300 North 17th Street Suite 1600 Arlington, VA, 22209 Attn: Contracts Administrator/Credit Dept/Peter Meier, VP
Perpetual Trustee Co Ltdas Trustee for Trilogy Ass	LEHMAN BROTHERS SPECIAL FINANCING INC.		Level 12, Angel Place, 123 Pitt Street Sydney NSW 2000 Australia Attn: Manager - Securitisation, Greg White

98 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
Petro-Diamond Risk Management Limited	LEHMAN BROTHERS COMMODITY SERVICES INC.		c/o Tiland Metals Limited Mid City Place 71 High Holborn London, WC1V 6BA United Kingdom Anthony Kaufmann
MidCIty Place 71 High Holborn London, WC1V 6BA United Kingdom Attn: Chief Financial Officer
PGI / Principal Life InsuranceCompany	LEHMAN BROTHERS SPECIAL FINANCING INC.		711 High Street Des Moines, IA, 50392-0301 Attn:Investment Accounting - Derivatives Settlement
801 Grand Avenue Des Moines, IA, 50392-0490 Attn: Timothy Warrick
Phibro LLC	LEHMAN BROTHERS COMMODITY SERVICES INC.		500 Nyala Farms 500 Nyala Farms Westport, CT, 06880 Attn: Treasurer
500 Nyala Farms 500 Nyala Farms Westport, CT, 06880
Phoebe Devitt Homes	LEHMAN BROTHERS SPECIAL FINANCING INC.		1925 Turner Street Allentown, PA,18104
PHOEBE MINISTRIES	LEHMAN BROTHERS SPECIAL FINANCING INC.		1925 Turner Street Allentown, PA,18104
	LEHMAN BROTHERS SPECIAL FINANCING INC.		1925 Turner Street Allentown, PA,18104
	LEHMAN BROTHERS SPECIAL FINANCING INC.		1925 Turner Street Allentown, PA,18104
	LEHMAN BROTHERS SPECIAL FINANCING INC.		1925 Turner Street Allentown, PA,18104
Phoebe Putney Health System, Inc.	LEHMAN BROTHERS SPECIAL FINANCING INC.		P.O. Box 1828 Albany, NY, 31702
PHOEBE PUTNEY MEMORIAL HOSPITAL INC	LEHMAN BROTHERS SPECIAL FINANCING INC.		P.O. Box 1828 Albany Georgia 31702 Kerry Loudermilk, CFO
PHOENIX SERIES 2002-1	LEHMAN BROTHERS SPECIAL FINANCING INC.		BNY Corporate Trustee Services Limited - London Branch One Canada Square London, E14 5AL United Kingdom

99 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
c/o Purrington Moody Weil LLP 320 West 13th Street, 5th Floor New York, NY, 10014 Attn: Simone Martin
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
P.O. Box 1093, Boundary Hall Cricket Square, Grand Cayman KY1-1102 Cayman Islands, British West Indies Attn: The Directors
PHOENIX SERIES 2002-2	LEHMAN BROTHERS SPECIAL FINANCING INC.		BNY Corporate Trustee Services Limited - London Branch One Canada Square London, E14 5AL United Kingdom
c/o QSVP Limited P.O. Box 1093 GT Queensgate House, 113 South Church Street George Town, Grand Cayman Cayman Islands Attn: Directors
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
P.O. Box 1093, Boundary Hall Cricket Square Grand Cayman KY1-1102 Cayman Islands Attn: Director, Legal
PHYSICAL URANIUM	LEHMAN BROTHERS COMMODITY SERVICES INC.		Comurhex 26701 Pierrelatte Cedax, France Attn: Anne Guinot
Concentrates Acceptance and Storage AREVA NC/Chemistry BU/ Products Department Comurhex 26701 Pierrelatte Cedex, France Attn: Anne Giunot
Pickersgill, Inc.	LEHMAN BROTHERS SPECIAL FINANCING INC.		615 Chestnut Avenue Towson, 21204
PITTSBURGH INTERNATIONAL AIRPORT	LEHMAN BROTHERS SPECIAL FINANCING INC.	Forward Purchase Agreement dated on 7/1/2010	Landside Terminal, 4th Floor, Mezz P.O. Box 12370 Pittsburgh, PA, 12370
	LEHMAN BROTHERS SPECIAL FINANCING INC.	Forward Purchase Agreement dated on 7/1/2010	Landside Terminal, 4th Floor, Mezz P.O. Box 12370 Pittsburgh, PA, 12370

100 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
POLLYSON INTERNATIONAL LTD	LEHMAN BROTHERS SPECIAL FINANCING INC.		PO Box 210, 1st Floor, No. 1 The Mews Ann Street, St. Helier Jersey JE4 8SY Channel Islands, United Kingdom Attn: Chan Chee Kong; Fung Lee Woon King, Director
PORT ORANGE, FL (CITY OF)	LEHMAN BROTHERS SPECIAL FINANCING INC.		Administrative Offices 1000 City Center Circle Port Orange, FL ,32129
PQ Corporation	LEHMAN BROTHERS SPECIAL FINANCING INC.		1200 West Swedesford Road Berwyn, PA, 19312 Attn: Chief Financial Officer
Debevoise & limpton LLP 919 Third Avenue New York, NY, 10022 Attn: Gregory H. Wood, Esq.
PQ Corporation 1200 West Swedesford Road Berwyn, PA, 19312 Attn: Chief Financial Officer
The Carlyle Group 1001 Pennsylvania Avenue, NW Washington, DC, 20004 Attn: Mr. Andrew Marino
Presbyterian Homes and GenevaFoundation of Presbyt	LEHMAN BROTHERS SPECIAL FINANCING INC.		Presbyterian Homes - Corporate Headquarters 3200 Grant Street Evanston, IL, 60201
Presbyterian Senior Care	LEHMAN BROTHERS SPECIAL FINANCING INC.		1215 Hulton Road Oakmont, PA, 15139-1196
1215 Hulton Road Oakmont, PA, 15139-1196
PRESBYTERIAN UNIVERSITY HOSPITAL, PA	LEHMAN BROTHERS SPECIAL FINANCING INC.		387 Jefferson Street Export, PA,15632
Primus TelecommunicationsCanada, Inc	LEHMAN BROTHERS SPECIAL FINANCING INC.		For notices in section 5, 6, or in CSA: Guggenheim Corporate Funding, LLC 135 East 57th Street, 7th Floor New York, NY, 10022 Attn: Fund Administrator
Primus Telecommunications Canada Inc. 5343 Dundas Street West, Suite 400 Toronto, M9B 6K5 Canada Attn: Chief Financial Officer
Prince of Peace Lutheran Church of Carrollton, TX	LEHMAN BROTHERS SPECIAL FINANCING INC.		Prince of Peace Lutheran Church of Carrollton, Tex 4000 Midway Road Carrollton, 75007 Attn: Steve Ailey

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Counterparty	Debtor	Title of Agreement	Notice Address
PROFUND ACCESS VP HIGH YIELD FUND	LEHMAN BROTHERS SPECIAL FINANCING INC.		ProFunds 7501 Wisconsin Avenue Suite 1000 Bethesda, MD, 20814 Attn: Rubin Howard
Profund VP Falling USDollar	LEHMAN BROTHERS SPECIAL FINANCING INC.		ProFunds 7501 Wisconsin Avenue Suite 1000 Bethesda, MD, 20814 Attn: Rubin Howard
PROFUNDS ACCESS FLEX HIGH YIELD FUND	LEHMAN BROTHERS SPECIAL FINANCING INC.		7501 Wisconsin Avenue, Suite 1000 Bethesda, MD, 20814
PROFUNDS FALLING US DOLLAR INVESTOR	LEHMAN BROTHERS SPECIAL FINANCING INC.		7501 Wisconsin Avenue, Suite 1000 Bethesda, MD, 20814
PROGRESSIVE HOUSING INC	LEHMAN BROTHERS SPECIAL FINANCING INC.		4239 North War Memorial Drive Peoria, IL, 61614
	LEHMAN BROTHERS SPECIAL FINANCING INC.		4239 North War Memorial Drive Peoria, IL, 61614
Prudential Inv Mgmt/DrydenGlobal Total Return Fd I	LEHMAN BROTHERS SPECIAL FINANCING INC.		Two Gateway Center, 7th Floor Newark, NJ, 07102 Attn: Marie Mooney - Operations/ Confirms Group
Prudential Inv Mgmt/DrydenHigh Yield Fd Inc.	LEHMAN BROTHERS SPECIAL FINANCING INC.		Two Gateway Center, 7th Floor Newark, NJ, 07102 Attn: Marie Mooney - Operations/ Confirms Group
Prudential Inv Mgmt/DrydenTotal Return Bond Fd Inc	LEHMAN BROTHERS SPECIAL FINANCING INC.		Two Gateway Center, 7th Floor Newark, NJ, 07102 Attn: Marie Mooney - Operations/ Confirms Group
Prudential Inv Mgmt/PruA/C Pru Series Fd, HY Bd Po	LEHMAN BROTHERS SPECIAL FINANCING INC.		Two Gateway Center, 7th Floor Newark, NJ, 07102 Attn: Marie Mooney - Operations/ Confirms Group
Prudential Inv Mgmt/PruSeries Diversified BondPort	LEHMAN BROTHERS SPECIAL FINANCING INC.		Two Gateway Center, 7th Floor Newark, NJ, 07102 Attn: Marie Mooney - Operations/ Confirms Group
PSEG Energy Resources & Trade LLC	LEHMAN BROTHERS COMMODITY SERVICES INC.		80 Park Plaza, T-19 Newark, NJ, 07102-4194 Attn: John A. Schmidt
PT MOBILE-8 TELECOM Tbk	LEHMAN BROTHERS SPECIAL FINANCING INC.		PT. Mobile-8 Telecom Tbk. 18th Floor, Menara Kebon Sirih Jl. Kebon Sirih Kav. 17-19 Jakarta, 10340 Indonesia

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Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
PUERTO RICO COMMONWEALTH OF	LEHMAN BROTHERS SPECIAL FINANCING INC.		Sidley Austin LLP c/o Commonwealth of Puerto Rico 787 Seventh Avenue New York, NY, 10019
PUERTO RICO COMMONWEALTH OF (ESCROW)	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o The Bank of New York Trust Company, N.A. 10161 Centurion Parkway Jacksonville Florida 32256 Attention: Sheryl Lear - Vice President
c/o Government Development Bank for Puerto Rico Roberto Sanchez Vilella Government Center Avenida de Diego, Parada 22 San Juan, Puerto Rico , 940 Puerto Rico Attn: President
	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o The Bank of New York Trust Company, N.A. 10161 Centurion Parkway Jacksonville Florida 32256 Attention: Sheryl Lear - Vice President
c/o Government Development Bank for Puerto Rico Roberto Sanchez Vilella Government Center Avenida de Diego, Parada 22 San Juan, Puerto Rico , 940 Puerto Rico Attn: President
	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o The Bank of New York Trust Company, N.A. 10161 Centurion Parkway Jacksonville Florida 32256 Attention: Sheryl Lear - Vice President
c/o Government Development Bank for Puerto Rico Roberto Sanchez Vilella Government Center Avenida de Diego, Parada 22 San Juan, Puerto Rico , 940 Puerto Rico Attn: President
	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o The Bank of New York Trust Company, N.A. 10161 Centurion Parkway Jacksonville Florida 32256 Attention: Sheryl Lear - Vice President
c/o Government Development Bank for Puerto Rico Roberto Sanchez Vilella Government Center Avenida de Diego, Parada 22 San Juan, Puerto Rico , 940 Puerto Rico Attn: President

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Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o The Bank of New York Trust Company, N.A. 10161 Centurion Parkway Jacksonville Florida 32256 Attention: Sheryl Lear - Vice President
c/o Government Development Bank for Puerto Rico Roberto Sanchez Vilella Government Center Avenida de Diego, Parada 22 San Juan, Puerto Rico , 940 Puerto Rico Attn: President
Puerto Rico Sales Tax Fin	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o Sidley Austin LLP 787 Seventh Avenue New York, NY, 10019 Attn: Lawrence A. Bauer
PUERTO RICO SALES TAX FINANCING CORP.	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o Government Development Bank for Puerto Rico Roberto Sanchez Vilella Government Center Avenida de Diego, Parada 22 San Juan, Puerto Rico , 940 Puerto Rico Executive Director
PUTNAM CK5 /CK5 FXSAUDI ARABIAN MONETARY AGENCYC	LEHMAN BROTHERS SPECIAL FINANCING INC.		Putnam Investments One Post Office Square Boston, MA, 02109 Attn: Derivative Contract
PVHA/Sims Ventures LLC	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o Selah Management Group 50 A1A N., Suite 110 Ponte Verde Beach, FL, 32082 Attn: Alan Parrish - Managing Director
PYXIS ABS CDO 2007-1 LTD	LEHMAN BROTHERS SPECIAL FINANCING INC.		LaSalle Bank National Association 181 West Madison Street, 32nd Floor Chicago, IL, 60602 CDO Trust Services Group - Pyxis ABS CDO 2007-1 Lt
Pyxis ABS CDO 2007-1 Ltd.c/o Maples Finance Limite P.O. Box 1093 GT, Queensgate House South Church Street George Town, Grand Cayman, Cayman Islands CDO Trust Services Group - Pyxis ABS CDO 2007-1 Lt
Quantum Partners LDC	LEHMAN BROTHERS COMMERCIAL CORPORATION		C/O Curacao International Trust Company N.V. Kaya Flamboyan 9 PO Box 812 Willemstad, Curacao, Netherlands Antilles
Soros Fund Management LLC 888 Seventh Avenue, 33rd floor New York, NY, 10106 Attn: Kevin Quigley

104 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
QUARTZ FINANCE 2003-4	LEHMAN BROTHERS SPECIAL FINANCING INC.		BNY Corporate Trustee Services Limited - London Branch One Canada Square London, E14 5AL United Kingdom
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
QUARTZ FINANCE 2004-1	LEHMAN BROTHERS SPECIAL FINANCING INC.		HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
Quartz Finance PLC c/o The Bank of New York Mellon - London Branch One Canada Square London, E14 5AL United Kingdom
QUARTZ FINANCE 2005-1	LEHMAN BROTHERS SPECIAL FINANCING INC.		HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
Quartz Finance PLC c/o The Bank of New York Mellon - London Branch One Canada Square London, E14 5AL United Kingdom
QUARTZ FINANCE SERIES 2003-3	LEHMAN BROTHERS SPECIAL FINANCING INC.		AIB International Centre International Finance Services Centre Dublin 1, Ireland Attn: Thomas Musarra
BNY Corporate Trustee Services Limited - London Branch One Canada Square London, E14 5AL United Kingdom
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
RACERS 2003-07-A CITI	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o US Bank National Association 100 Wall Street, 16th Floor New York, NY, 10005 Attn: David Kolibachuk
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra

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Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
RACERS 2005-10-C	LEHMAN BROTHERS SPECIAL FINANCING INC.		HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
RACERS 2005-13-C	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o US Bank National Association 100 Wall Street, 16th Fl New York, NY, 10005 Attn: David Kolibachuk
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
RACERS 2005-21-C	LEHMAN BROTHERS SPECIAL FINANCING INC.		HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
Lehman Brothers Holdings Inc. 745 Seventh Avenue New York, NY, 10019 Swap Notice Generation
Lehman Brothers Special Financing Inc 745 Seventh Avenue New York, NY, 10019 Transaction Management
U.S. Bank National Association 100 Wall Street 16th Floor New York, NY, 10005 David Kolibachuk #amper Marlene Fahey
RACERS 2006-18-C ABX-A-06- 1-I	LEHMAN BROTHERS SPECIAL FINANCING INC.		Corporate Trust Services 100 Wall Street, Suite 1600 New York, NY, 10005
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
RACERS 2006-18-C ABX-A-06- 1-II	LEHMAN BROTHERS SPECIAL FINANCING INC.		Corporate Trust Services 100 Wall Street, Suite 1600 New York, NY, 10005
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra

106 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
RACERS 2006-18-C ABX-A-06- 1-III	LEHMAN BROTHERS SPECIAL FINANCING INC.		Corporate Trust Services 100 Wall Street, Suite 1600 New York, NY, 10005
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
RACERS 2006-18-C ABX-A-06- 2-I	LEHMAN BROTHERS SPECIAL FINANCING INC.		Corporate Trust Services 100 Wall Street, Suite 1600 New York, NY, 10005
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
RACERS 2006-18-C ABX-A-06- 2-II	LEHMAN BROTHERS SPECIAL FINANCING INC.		Corporate Trust Services 100 Wall Street, Suite 1600 New York, NY, 10005
HSBC Bank, USA CTLA- Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
RACERS 2006-18-C ABX-A-06- 2-III	LEHMAN BROTHERS SPECIAL FINANCING INC.		Corporate Trust Services 100 Wall Street, Suite 1600 New York, NY, 10005
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
RACERS 2006-1-C	LEHMAN BROTHERS SPECIAL FINANCING INC.		HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
RACERS 2006-20-AT	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o U.S. Bank National Association 100 Wall Street, 16th Floor New York, NY, 10005 Attn: David Kolibachuk
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra

107 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
RACERS 2007-4-C FTD	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o U.S. Bank National Association 100 Wall Street, 16th Floor New York, NY, 10005 Attn: David Kolibachuk
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
RACERS 2007-7-MMUS BANK (ME)	LEHMAN BROTHERS SPECIAL FINANCING INC.		Restructured Asset Securities with Enhanced Returns,c/o U.S. Bank Trust National Association 300 Delaware Avenue, 9th Floor Wilmington, Delaware, 19801 Corporate Trust Administration
U.S. Bank National Association 100 Wall Street New York NY, 10001 David Kolibachuk and Marlene Fahey
RACERS 2008-2-C	LEHMAN BROTHERS SPECIAL FINANCING INC.		HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
RACERS 2008-3-C	LEHMAN BROTHERS SPECIAL FINANCING INC.		HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
RACERS SERIES 2002-26	LEHMAN BROTHERS SPECIAL FINANCING INC.		BNY Corporate Trustee Services Limited - London Branch One Canada Square London, E14 5AL United Kingdom
c/o A International Financial Services Centre North Wall Quay Dublin 1, Ireland
	LEHMAN BROTHERS SPECIAL FINANCING INC.		AIB International Center International Financial Services Centre North Wall Quay Dublin 1, Ireland
BNY Corporate Trustee Services Limited - London Branch One Canada Square London, E14 5AL United Kingdom

108 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
RADIAN CREDIT LINKED TRUST 2003-1	LEHMAN BROTHERS SPECIAL FINANCING INC.		HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
RALEIGH WV (COUNTY OF)	LEHMAN BROTHERS SPECIAL FINANCING INC.		P.O. Box 1469 Charleston, WV , 25325
RCW Revocable Trust	LEHMAN BROTHERS OTC DERIVATIVES INC.		RCW Revocable Trust 2120 Fairmont Street Klamath Falls, Oregon, 97601 Attn: Roderick C. Wendt
Reading Road Apartments LP	LEHMAN BROTHERS SPECIAL FINANCING INC.		1800 Bering Suite 501 Houston, TX , 77057
1800 Bering Suite 501 Houston, TX ,77057
REDDING CA (CITY OF)	LEHMAN BROTHERS SPECIAL FINANCING INC.		City of Redding California P.O. Box 496071 Redding, CA , 96049-6071 Attn: Lyle Hurley
REDEVELOPMENT AGENCY OF CITY OF DIXON	LEHMAN BROTHERS SPECIAL FINANCING INC.		600 East A Street Dixon, CA , 95620
REDLANDS CA (CITY OF)	LEHMAN BROTHERS SPECIAL FINANCING INC.		City of Redlands California 35 Cajon Street Redlands, CA , 92373
Redstone Presbyterian Senior Care	LEHMAN BROTHERS SPECIAL FINANCING INC.		6 Garden Center Drive Greensburg, PA , 15601-1397 Attn: CFO
REDWOOD SENIOR HOME AND SERVICES	LEHMAN BROTHERS SPECIAL FINANCING INC.		1017 Middlefield Road P.O. Box 391 Redwood City, CA, 94063-0391
	LEHMAN BROTHERS SPECIAL FINANCING INC.		1017 Middlefield Road P.O. Box 391 Redwood City, CA, 94063-0391
Regents of the University of California	LEHMAN BROTHERS SPECIAL FINANCING INC.		1111 Franklin Street Oakland, California , 94607-5200
1111 Franklin Street Oakland, California , 94607-5200

109 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
Repackaged American General FRTC 2003-1	LEHMAN BROTHERS DERIVATIVE PRODUCTS INC.		c/o US Bank Corporate Trust Services 100 Wall Street, Suite 1600 New York, NY, 10005
Republic of Italy, Ministry of Econ & Fin Tsy Dept	LEHMAN BROTHERS SPECIAL FINANCING INC.		Via XX Settembre 97 00187 Rome Italy Attn: Tiziana Mazzarochhi
RESIDENCES DE LA REPUBLIQUE	LEHMAN BROTHERS SPECIAL FINANCING INC.		47 Rue de Monceau Paris, 75008 France
RESTRUCTURED ASSET CERTIFICATES WITH ENHANCED RETURNS, SERIES 2005-21-C TRUST	LEHMAN BROTHERS SPECIAL FINANCING INC.		C/O U.S. BANK NATIONAL ASSOCIATION 1 FEDERAL ST 3RD FL MAIN STAT EX-MA-FED BOSTON, MA, 2110
RESTRUCTURED ASSET CERTIFICATES WITH ENHANCED RETURNS, SERIES 2006-1-C TRUST	LEHMAN BROTHERS SPECIAL FINANCING INC.		C/O U.S. BANK NATIONAL ASSOCIATION 1 FEDERAL ST 3RD FL MAIN STAT EX-MA-FED BOSTON, MA, 2110
RESTRUCTURED ASSET CERTIFICATES WITH ENHANCED RETURNS, SERIES 2007-4-C TRUST	LEHMAN BROTHERS SPECIAL FINANCING INC.		C/O U.S. BANK NATIONAL ASSOCIATION 1 FEDERAL ST 3RD FL MAIN STAT EX-MA-FED BOSTON, MA, 2110
Retirement Housing Foundation	LEHMAN BROTHERS SPECIAL FINANCING INC.		5150 East Pacific Coast Highway Long Beach, CA , 90804 Attn: Stephen Margetic
Retirement Housing Foundation 5150 East Pacific Coast Highway Long Beach, CA, 90804 Attn: Stephen Margetic
RIBCO SPC, INC.	LEHMAN BROTHERS SPECIAL FINANCING INC.		25 Bank Street London, E14 5LE England Documentation Manager
One Broadgate London, EC2M 7HA England Ian Anderson/Louisa Papadouri
One Broadgate London, EC2M 7HA England Managing Director Swaps
Riddle Memorial Hospital Health Care Center III	LEHMAN BROTHERS SPECIAL FINANCING INC.		1068 W. Baltimore Pike Media, PA ,19063
1068 W. Baltimore Pike Media, PA, 19063-5177
RK Bradley Associates Lim	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o Konover Properties Corp. 342 North Main Street West Hartford, CT, 06117 Attn: Martha Colier, CFO

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Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
c/o Waterford Hotel Group, Inc. 914 Hartford Turnpike P.O. Box 715 Waterford, CT, 06385 Attn: Inna Shapiro, Cash Manager
ROBECO CREDIT LIMITED	LEHMAN BROTHERS SPECIAL FINANCING INC.		Coolsingel 120 3001 AG Rotterdam Netherlands
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
Robeco Credit Limited Coolsingel 120 Rotterdam, NL-3011 AG The Netherlands
ROBERT A SCHOELLHORN TRUST	LEHMAN BROTHERS OTC DERIVATIVES INC.		77 West Wacker Drive, Suite 4800 Chicago, IL, 60601-1812 Attn: Steve Jakubowski
Marathon Coach 91333 Coburg Industrial Way Coburg, OR, 97408-9492 Attn: Robert A Schoellhorn
Rockford Memorial Hospital	LEHMAN BROTHERS SPECIAL FINANCING INC.		2400 North Rockton Rockford, IL, 61103 Attn: Henry M. Seybold
Roman Catholic Diocese of Memphis	LEHMAN BROTHERS SPECIAL FINANCING INC.		The Roman Catholic Diocese of Memphis 5825 Shelby Oaks Drive Memphis, TN, 38138
ROMESH & KATHLEEN WADHWANI TRUST	LEHMAN BROTHERS OTC DERIVATIVES INC.		1395 CHARLESTON ROAD MOUNTAIN VIEW, CA, 94043 Attn: WADHWANI ROMESH
ROSSLYN INVESTORS I LLC	LEHMAN BROTHERS SPECIAL FINANCING INC.		10 East 53rd Street 37th Floor New York, NY, 10022
Royal Bank of Canada	LEHMAN BROTHERS COMMERCIAL CORPORATION		Three World Financial Center 200 Vesey Street New York, NY, 10281-8098
	LEHMAN BROTHERS SPECIAL FINANCING INC.		2nd Floor, Royal Bank Plaza North Tower 200 Bay Street Toronto, M5J 2J5 Canada
ROYAL BANK OF SCOTLAND ASSET MANAGEMENT	LEHMAN BROTHERS COMMERCIAL CORPORATION	Forward Puchase Agreement dated 8/8/2008 (8221LL00057)	c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom Attn: Derivative Contract

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Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
Royal Bank of Scotland PLC	LEHMAN BROTHERS COMMERCIAL CORPORATION		600 Steamboat Road Greenwich, CT, 06830 Attn: Legal Dept. - Derivatives Documentation
RBS Global Banking & Markets Level 4, 135 Bishopgate London, EC2M 3UR United Kingdom Attn: Swaps Administration
ROYAL BANK OF SCOTLAND PLC (THE)	LEHMAN BROTHERS SPECIAL FINANCING INC.		600 Steamboat Road Greenwich CT ,06830
600 Steamboat Road Greenwish, CT, 6830 United States
RUBY FINANCE 2005-1	LEHMAN BROTHERS SPECIAL FINANCING INC.	1992 ISDA MA - Multi- Currency Cross Border dated on 10/10/2002	HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
RUBY FINANCE 2005-1 Class A15	LEHMAN BROTHERS SPECIAL FINANCING INC.		HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
Ruby Finance PLC c/o The Bank of New York Mellon-London Branch One Canada Square London, E14 5AL United Kingdom
RUBY FINANCE 2005-1 Class A16	LEHMAN BROTHERS SPECIAL FINANCING INC.		HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
Ruby Finance PLC c/o The Bank of New York Mellon-London Branch One Canada Square London, E14 5AL United Kingdom
RUBY FINANCE 2005-1 Classes A2-A9	LEHMAN BROTHERS SPECIAL FINANCING INC.	1992 ISDA MA - Multi- Currency Cross Border dated on 10/10/2002	Ruby Finance PLC c/o The Bank of New York Mellon-London Branch One Canada Square London, E14 5AL United Kingdom
RUBY FINANCE 2006-2	LEHMAN BROTHERS SPECIAL FINANCING INC.		HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
Ruby Finance PLC c/o The Bank of New York Mellon-London Branch One Canada Square London, E14 5AL United Kingdom

112 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
RUBY FINANCE 2006-3	LEHMAN BROTHERS SPECIAL FINANCING INC.		HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
Ruby Finance PLC c/o The Bank of New York Mellon-London Branch One Canada Square London, E14 5AL United Kingdom
RUBY FINANCE 2006-4	LEHMAN BROTHERS SPECIAL FINANCING INC.		AIB International Center International Financial Services Center North Wall Quay Dublin 1, Ireland Attn: Tom Geary/ Adrian Wrafter
BNY Corporate Trustee Services Limited - London Branch One Canada Square London London, E14 5AL United Kingdom
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
RUBY FINANCE 2006-5	LEHMAN BROTHERS SPECIAL FINANCING INC.		AIB International Center International Financial Services Center North Wall Quay Dublin 1, Ireland Attn: Tom Geary/ Adrian Wrafter
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
Ruby Finance PLC c/o The Bank of New York Mellon-London Branch One Canada Square London, E14 5AL United Kingdom
RUBY FINANCE 2007-1	LEHMAN BROTHERS SPECIAL FINANCING INC.		AIB International Center International Financial Services Center North Wall Quay Dublin 1, Ireland Attn: Tom Geary/ Adrian Wrafter
BNY Corporate Trustee Services Limited - London Branch One Canada Square London London, E14 5AL United Kingdom
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra

113 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
RUBY FINANCE 2007-3	LEHMAN BROTHERS SPECIAL FINANCING INC.		BNY Corporate Trustee Services Limited - London Branch One Canada Square London London, E14 5AL United Kingdom
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
RUBY FINANCE 2008-01	LEHMAN BROTHERS SPECIAL FINANCING INC.		BNY Corporate Trustee Services Limited - London Branch One Canada Square London London, E14 5AL United Kingdom
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
Rutherford Hospital, Incorporated	LEHMAN BROTHERS SPECIAL FINANCING INC.		288 South Ridgecrest Ave. Rutherfordton ,28139
Sacramento, County of	LEHMAN BROTHERS SPECIAL FINANCING INC.		County Administration Center 700 H Street Suite 2650 Sacramento, CA , 95814 Attn: Director of Finance
Saga 400 Limited	LEHMAN BROTHERS SPECIAL FINANCING INC.		The Saga Building Enbrook Park Folkestone Kent, CT20 3SE United Kingdom Attn: Stuart Howard
Saint Joseph's University	LEHMAN BROTHERS SPECIAL FINANCING INC.		Saint Joseph#apposs University 5600 City Avenue Philadelphia, PA, 19131 Attn: Louis Mayer, VP of Financial Affairs
Saint Joseph's University 5600 City Avenue Philadelphia, PA, 19131 Attn: Louis Mayer, VP of Financial Affairs
Saint Louis University	LEHMAN BROTHERS SPECIAL FINANCING INC.		221 North Grand Blvd. DuBourg Hall, Room 202 Saint Louis, MO , 63103 Attn: Robert J. Woodruff, VP
San Francisco Airport, City and County of	LEHMAN BROTHERS SPECIAL FINANCING INC.		P.O. Box 8097 San Francisco, CA , 94128 Attn: John L. Martin
Terminal 2, 5th Floor P.O. Box 8097 San Francisco, CA, 94128

114 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
Terminal 2, 5th Floor P.O. Box 8097 San Francisco, CA, 94128
SANKATY CREDIT OPPORTUNITIESIII, L.P.	LEHMAN BROTHERS SPECIAL FINANCING INC.		111 Huntington Avenue Boston, MA, 02199 Attn: Jeff Hawkins
SANKATY SPECIAL SITUATIONS I LP	LEHMAN BROTHERS SPECIAL FINANCING INC.		111 Huntington Avenue Boston, MA, 02199
SANTANDER AM SGIIC A/C Banif Estructurado FI	LEHMAN BROTHERS OTC DERIVATIVES INC.		acting on behalf of Banif Estructurado Avda Cantabria s/n 28660 Boadilla del Monte Madrid, Spain Attn: Teresa Saenz-Diez, Dir. Legal Service Funds
Ciudad Grupo Santander Avda Cantabria s/n 28660 Boadilla del Monte Madrid, Spain
SANTANDER AM SGIIC A/C Fondo Anticipacion Con	LEHMAN BROTHERS OTC DERIVATIVES INC.		Avda. de Cantabria s/n 28660 Boadilla del Monte Madrid 28660 Spain
Santander/Fondo SuperseleccionAcciones 2 FIM	LEHMAN BROTHERS OTC DERIVATIVES INC.		Ciudad Grupo Santander Avda Cantabria s/n 28660 Boadilla del Monte Madrid, Spain
Santander/SuperseleccionDividendo 2 FI	LEHMAN BROTHERS OTC DERIVATIVES INC.		Ciudad Grupo Santander Avda Cantabria s/n 28660 Boadilla del Monte Madrid, Spain
SAPHIR FINANCE PLC 2004-4	LEHMAN BROTHERS SPECIAL FINANCING INC.		HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
SAPHIR FINANCE PLC 2005-1	LEHMAN BROTHERS SPECIAL FINANCING INC.		BNY Corporate Trustee Services Limited - London Branch One Canada Square London London, E14 5AL United Kingdom
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
SAPHIR FINANCE PLC 2005-10	LEHMAN BROTHERS SPECIAL FINANCING INC.		BNY Corporate Trustee Services Limited - London Branch One Canada Square London London, E14 5AL United Kingdom

115 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
SAPHIR FINANCE PLC 2005-3 Class A	LEHMAN BROTHERS SPECIAL FINANCING INC.		BNY Corporate Trustee Services Limited - London Branch One Canada Square London London, E14 5AL United Kingdom
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
SAPHIR FINANCE PLC 2005-3 Class B	LEHMAN BROTHERS SPECIAL FINANCING INC.		BNY Corporate Trustee Services Limited - London Branch One Canada Square London London, E14 5AL United Kingdom
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
SAPHIR FINANCE PLC 2005-3 Class C	LEHMAN BROTHERS SPECIAL FINANCING INC.		BNY Corporate Trustee Services Limited - London Branch One Canada Square London London, E14 5AL United Kingdom
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
SAPHIR FINANCE PLC 2005-4	LEHMAN BROTHERS SPECIAL FINANCING INC.		BNY Corporate Trustee Services Limited - London Branch One Canada Square London London, E14 5AL United Kingdom
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
SAPHIR FINANCE PLC 2006-10	LEHMAN BROTHERS SPECIAL FINANCING INC.		AIB International Center International Financial Services Center North Wall Quay Dublin 1, Ireland Attn: Tom Geary/ Adrian Wrafter
BNY Corporate Trustee Services Limited -London Branch One Canada Square London London, E14 5AL United Kingdom

116 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
SAPHIR FINANCE PLC 2006-2	LEHMAN BROTHERS SPECIAL FINANCING INC.		AIB International Center International Financial Services Center North Wall Quay Dublin 1, Ireland Attn: Tom Geary/ Adrian Wrafter
BNY Corporate Trustee Services Limited - London Branch One Canada Square London London, E14 5AL United Kingdom
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
SAPHIR FINANCE PLC 2006-3	LEHMAN BROTHERS SPECIAL FINANCING INC.		BNY Corporate Trustee Services Limited - London Branch One Canada Square London London, E14 5AL United Kingdom
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
	LEHMAN BROTHERS SPECIAL FINANCING INC.		BNY Corporate Trustee Services Limited - London Branch One Canada Square London London, E14 5AL United Kingdom
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
SAPHIR FINANCE PLC 2007-1	LEHMAN BROTHERS SPECIAL FINANCING INC.		BNY Corporate Trustee Services Limited - London Branch One Canada Square London London, E14 5AL United Kingdom
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
SAPHIR FINANCE PLC 2007-3	LEHMAN BROTHERS SPECIAL FINANCING INC.		BNY Corporate Trustee Services Limited - London Branch One Canada Square London London, E14 5AL United Kingdom

117 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
SAPHIR FINANCE PLC 2007-5	LEHMAN BROTHERS SPECIAL FINANCING INC.		AIB International Center International Financial Services Center North Wall Quay Dublin 1, Ireland Attn: Tom Geary/ Adrian Wrafter
BNY Corporate Trustee Services Limited - London Branch One Canada Square London London, E14 5AL United Kingdom
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
SAPHIR FINANCE PLC 2007-9	LEHMAN BROTHERS SPECIAL FINANCING INC.		BNY Corporate Trustee Services Limited - London Branch One Canada Square London London, E14 5AL United Kingdom
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
SAPHIR FINANCE PLC 2008-1	LEHMAN BROTHERS SPECIAL FINANCING INC.		BNY Corporate Trustee Services Limited - London Branch One Canada Square London London, E14 5AL United Kingdom
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
Sarah Community Development	LEHMAN BROTHERS SPECIAL FINANCING INC.		Sarah Comunity Developments Sarah K. Gallagher 703 East Morgan Street Boonville, MO, 65233
SARM 2008-1	LEHMAN BROTHERS SPECIAL FINANCING INC.		9062 old Annapolis Road Columbia, MD, 21045 Attn: Client Manager, SASCO 2008-1
Aurora Loan Services LLC, as Master Servicer 10350 Park Meadows Drive Littleton, Colorado, 80124 Jerald W. Dreyer

118 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
SAUDI ARABIAN MONETARY AGENCY	LEHMAN BROTHERS COMMERCIAL CORPORATION	Forward Puchase Agreement dated 7/28/2008 (8210LL00397)	c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom Attn: Derivative Contract
SEALINK FUNDING LIMITED	LEHMAN BROTHERS SPECIAL FINANCING INC.		BNY Corporate Trustee Services Limited - London Branch One Canada Square London London, E14 5AL United Kingdom
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
SECURITIZED PRODUCT OF RESTRUCTURED COLLATERAL LTD SPC - SERIES 2007-1 FEDERATION A1	LEHMAN BROTHERS SPECIAL FINANCING INC.		HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
c/o Maples Finance Limited PO BOX 1093GT QUEENSGATE HOUSE SOUTH CHURCH STREET Grand Cayman, Cayman Islands
SECURITIZED PRODUCT OF RESTRUCTURED COLLATERAL LTD SPC - SERIES 2007-1 FEDERATION A2	LEHMAN BROTHERS SPECIAL FINANCING INC.		HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
c/o Maples Finance Limited PO BOX 1093GT QUEENSGATE HOUSE SOUTH CHURCH STREET Grand Cayman, Cayman Islands
Security Life of Denver Insurance Company	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o ING Investment Management LLC 5780 Powers Ferry Road, N.W., Suite 300 Atlanta, GA, 30327-4349 Attn: Derivatives Middle Office
ING Investment Management LLC 5780 Powers Ferry Road, N.W., Suite 300 Atlanta, GA, 30327-4349 Attn: Corporate Counsel
ING Investment Management LLC 5780 Powers Ferry Road, N.W., Suite 300 Atlanta, GA, 30327-4349 Attn: Derivatives Middle Office

119 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
Sequa Corporation	LEHMAN BROTHERS SPECIAL FINANCING INC.		200 Park Avenue New York, NY, 10017 Attn: Jim Langelotti
c/o Chatham Financial Corporation 235 Whitehorse LN Kennett Square, PA, 19348 Attn: Ben Lewis
SGS HY CREDIT FUND I (EXUM RIDGE CBO 2006-3) LTD	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o Maples and Calder P.O. Box 309GT Ugland House South Church street, Grand Cayman Cayman Islands Attn: Dale Crowley
c/o Maples Finance Limited P.O. Box 1093GT, Queensgate House South Church Street Grand Cayman, Cayman Islands Attn: The Directors
Chapman and Cutler LLP 111 West Monroe Street Chicago, IL, 60303-4080 Attn: James E. Spiotto
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
SHANDS TEACHING HOSPITAL & CLINICS	LEHMAN BROTHERS SPECIAL FINANCING INC.		Trustee for First Union 225 water Street Jacksonville, FL, 32202 Attn: Don Shaw & Chris Tracy
Shell Energy North America (US) LP	LEHMAN BROTHERS COMMODITY SERVICES INC.		Coral Energy Holding, L.P. 909 Fannin, Plaza Level 1 Houston, TX, 77010 Attn: General Counsel
Shell Energy North America 4445 Eastgate Mall, Suite 100 San Diego, CA, 92121
SHELL ENERGY TRADING LTD	LEHMAN BROTHERS COMMODITY SERVICES INC.	EFET Power dated on 1/31/2008	80 Strand London, WC2R 0ZA United Kingdom
Shepherd of the Valley Lutheran Retirement Service	LEHMAN BROTHERS SPECIAL FINANCING INC.	1992 ISDA MA - Local Currency Single Jurisdiction dated on 12/13/2001	6000 Mahoning Avenue Suite 410 Youngstown, PA, 44515
SHINHAN BANK	LEHMAN BROTHERS COMMERCIAL CORPORATION		APEX LLC 16-18F, Meritz Tower, 825-2 YEOKSAM-DONG GANGNAM-GU,SEOUL 135-934 Korea Jong Baek Park/Kyu Hyun Song

120 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
Sierra Vista Community Hospital	LEHMAN BROTHERS SPECIAL FINANCING INC.		Sierra Vista Regional Health Center 300 El Camino Real Sierra Vista, AZ, 85635
	LEHMAN BROTHERS SPECIAL FINANCING INC.		Sierra Vista Regional Health Center 300 El Camino Real Sierra Vista, AZ, 85635
Simmons College	LEHMAN BROTHERS SPECIAL FINANCING INC.		300 The Fenway Boston, MA, 02115 Attn: Humberto Goncalves
Office of the Senior Vice President, Finance and Administration, and Treasurer 300 The Fenway Boston, MA, 02115-5898
Office of the Senior Vice President, Finance and Administration, and Treasurer 300 The Fenway Boston, MA, 02115-5898
Simpson Meadows	LEHMAN BROTHERS SPECIAL FINANCING INC.		150 Monument Road Suite 405 Bala Cynwyd, 19004
Sisters of charity ofleavenworth health systems	LEHMAN BROTHERS SPECIAL FINANCING INC.		9801 Renner Boulevard Lenexa, Kansas, 66219 ATTN: Michael Rowe
c/o Cain Brothers 360 Madison Avenue, 5th Floor New York, NY, 10017
c/o Cain Brothers 360 Madison Avenue, 5th Floor New York, NY, 10017
SJL Moore Ltd	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o Moore Capital Management, LLC 1251 Avenue of the Americas, 52nd Floor New York, NY, 10020 Attn: Anthony Gallagher, Director of Operations
SMBC Capital Markets, Inc.	LEHMAN BROTHERS SPECIAL FINANCING INC.		277 Park Avenue-5th Fl. New York, NY, 10172 Attn: Tetsuya Tonoike
SOLAR INVESTMENT GRADE CBO I	LEHMAN BROTHERS SPECIAL FINANCING INC.		HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra

121 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
SOLAR INVESTMNT GRADE CBO II	LEHMAN BROTHERS SPECIAL FINANCING INC.		540 West Madison Street, 25th floor Chicago, Illinois 60661 Chicago, Il, 60661 Attn: Matthew Massier
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
SOLAR V CDO	LEHMAN BROTHERS SPECIAL FINANCING INC.		540 West Madison Street, 25th floor Chicago, Illinois 60661 Chicago, Il, 60661 Attn: Matthew Massier
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
SOLAR V CDO LLC	LEHMAN BROTHERS SPECIAL FINANCING INC.		C/O DONALD J. PUGLISI 850 LIBRARY AVENUE, SUITE 204 NEWARK, DE, 19711
SOLAR V CDO SPC, F/A/O THE SERIES 2007-1 SEGR PORTF	LEHMAN BROTHERS SPECIAL FINANCING INC.		C/O MAPLES FINANCE LIMITED PO BOX 1093GT QUEENSGATE HOUSE SOUTH CHURCH STREET GEORGE TOWN GRAND CAYMAN, CAYMAN ISLANDS
Sonoma, County of	LEHMAN BROTHERS SPECIAL FINANCING INC.		County of Sonoma California County Administrator 575 Administration Drive, Suite 104A Santa Rosa, CA, 95403
South Mississippi ElectricPower Association	LEHMAN BROTHERS SPECIAL FINANCING INC.		(7037 U.S. Highway 49) P.O. Box 15849 Hattiesburg, MS, 39404-5849 Attn: General Manager
South Mississippi Electric Power Association (7037 U.S. Highway 49) P.O. Box 15849 Hattiesburg, MS, 39404-5849 Attn: General Manager
South Sebastian County Water Users	LEHMAN BROTHERS SPECIAL FINANCING INC.		South Sebastian County Water Users Association 2500 Mount Zion Road Greenwood, AR, 72936
	LEHMAN BROTHERS SPECIAL FINANCING INC.		South Sebastian County Water Users Association 2500 Mount Zion Road Greenwood, AR, 72936
SOUTH TUCSON AZ (CITY OF)	LEHMAN BROTHERS SPECIAL FINANCING INC.		1601 South Sixth Avenue South Tuscon, AZ, 85713

122 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
SOUTHBRIDGE ASSOCIATES LLC	LEHMAN BROTHERS SPECIAL FINANCING INC.		160 Federal Street, 22nd Floor Boston, MA , 02110

SOUTHERN CALIFORNIA EDISON (EEI)	LEHMAN BROTHERS COMMODITY SERVICES INC.	EEI dated on 4/7/2008	2244 Walnut Grove Ave. Rosemead, CA , 91770 Attn: Kevin Cini

Southwestern Ohio Seniors' Services, Inc	LEHMAN BROTHERS SPECIAL FINANCING INC.		11100 Springfield Pike Springdale, OH , 45246

Sovereign Bank	LEHMAN BROTHERS SPECIAL FINANCING INC.		1500 Market Street, Concourse Level Philadelphia, PA, 19102 Attn: Derivative Operations

Sovereign Bank P.O. Box 12646 Reading, PA , 19612

SOVEREIGN HIGH YIELD LOCAL CURRENCY FUND	LEHMAN BROTHERS COMMERCIAL CORPORATION		c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom

Spanish Broadcasting System, Inc.	LEHMAN BROTHERS SPECIAL FINANCING INC.		2601 South Bayshore Dr. PHII Coconut Grove, FL 33133

SSB&T / Bond Market (II)Common Trust Fund	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o State Street Global Advisors Two International Place Boston, MA, 02110 Attn: Compliance Officer

ST LOUIS MO (COUNTY OF)	LEHMAN BROTHERS SPECIAL FINANCING INC.		41 South Central Clayton, MO , 63105

ST PETERSBURG HEALTH FACILITIES AUTHORITY	LEHMAN BROTHERS SPECIAL FINANCING INC.		Legal Department MSC 10th Floor One 4th Street North St. Petersburg, FL, 33701

STANDARD BANK PLC	LEHMAN BROTHERS COMMODITY SERVICES INC.		20 Gresham Street London, EC2V 7JE United Kingdom

Cannon Bridge House 25 Gate Hill London, EC4R2SB United Kingdom Attn: Operations

Standard Chartered Bank	LEHMAN BROTHERS COMMERCIAL CORPORATION		22 Billiter Street London EC3M 2RY United Kingdom

Staple Street Aviation (Master) LP	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o DiMaio Ahmad Capital LLC 245 Park Avenue, 44th Floor New York, NY, 10167 Attn: Wes Higgins

123 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
Staples Inc.	LEHMAN BROTHERS SPECIAL FINANCING INC.		500 Staples Drive Framingham, MA , 01702 Attn: Marci Lerner
Stephen G MacKenzie &Elizabeth MacKenzie JTWROS	LEHMAN BROTHERS OTC DERIVATIVES INC.		103 Chichester Road New Canaan, CT, 06840 Attn: Mr. Stephen G MacKenzie
STICHTING BEWAAR ANWB	LEHMAN BROTHERS COMMERCIAL CORPORATION		c/o Aberdeen Asset Management Bow Bells House 1 Bread Street London, EC4M 9HH United Kingdom
STOCKTON EAST WATER DISTRICT	LEHMAN BROTHERS SPECIAL FINANCING INC.		Stockton East Water District, Head Office 6767 East Main Street Stockton, CA , 95215
STOWE CDO LIMITED SPC SERIES 2006-1	LEHMAN BROTHERS SPECIAL FINANCING INC.		540 West Madison Street, 25th floor Chicago, Illinois 60661 Chicago, Il, 60661 Attn: Matthew Massier
c/o Maples and Calder P.O. Box 309 GT Ugland House, South Church Street Cayman Islands Attn: Dale Crowley
c/o Maples Finance Limited P.O. Box 1093 GT Queensgate House; South Church Street Cayman Islands Attn: The Directors
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
STOWE CDO SERIES 2006-1 LLC	LEHMAN BROTHERS SPECIAL FINANCING INC.		C/O DONALD J. PUGLISI 850 LIBRARY AVENUE, SUITE 204 NEWARK, DE, 19711
Sumitomo Mitsui Banking Corp	LEHMAN BROTHERS SPECIAL FINANCING INC.		3-2 Marunouchi 1-Chome Chiyoda-ku, Tokyo 100-0005 Japan Attn: Hiroaki Osaki
SUMMER STREET 2005-HG1 LTD	LEHMAN BROTHERS SPECIAL FINANCING INC.		540 West Madison Street, 25th floor Chicago, Illinois 60661 Chicago, Il, 60661 Attn: Matthew Massier
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra

124 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
Summer Street 2005-HG1, Ltd. Walker House, P.O. Box 908GT Mary Street, George Town Grand Cayman Islands, Cayman Islands British West Indies The Directors
Sun Trust Bank NA	LEHMAN BROTHERS SPECIAL FINANCING INC.		3333 Peachtree Street, N.E. Center Code 3913 Atlanta, GA , 30326 Attn: Financial Risk Management Operations
SUNRISE LAKES PHASE 4 RECREATION DISTRICT	LEHMAN BROTHERS SPECIAL FINANCING INC.		10300 N.W. 11th Manor Coral Springs, FL , 33071
SUNSET PARK CDO LIMITED SPC SERIES 2004-1	LEHMAN BROTHERS SPECIAL FINANCING INC.		540 West Madison Street, 25th floor Chicago, Illinois 60661 Chicago, Il, 60661 Attn: Matthew Massier
c/e Maples Finance Limited P.O. Box 1093GT Queensgate House South Church Street Grand Cayman, Cayman Islands British West Indies
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
SUNSET PARK CDO LIMITED SPC SERIES 2004-2	LEHMAN BROTHERS SPECIAL FINANCING INC.		540 West Madison Street, 25th floor Chicago, Illinois 60661 Chicago, Il, 60661 Attn: Matthew Massier
c/e Maples Finance Limited P.O. Box 1093GT Queensgate House South Church Street Grand Cayman, Cayman Islands British West Indies
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
SUNSET PARK CDO LIMITED SPC SERIES 2004-4	LEHMAN BROTHERS SPECIAL FINANCING INC.		540 West Madison Street, 25th floor Chicago, Illinois 60661 Chicago, Il, 60661 Attn: Matthew Massier
c/e Maples Finance Limited P.O. Box 1093GT Queensgate House South Church Street Grand Cayman, Cayman Islands British West Indies

125 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
SUNSET PARK CDO LIMITED SPC SERIES 2005-3	LEHMAN BROTHERS SPECIAL FINANCING INC.		540 West Madison Street, 25th floor Chicago, Illinois 60661 Chicago, Il, 60661 Attn: Matthew Massier
c/e Maples Finance Limited P.O. Box 1093GT Queensgate House South Church Street Grand Cayman, Cayman Islands British West Indies
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
SUNSET PARK CDO LIMITED SPC SERIES 2005-5	LEHMAN BROTHERS SPECIAL FINANCING INC.		540 West Madison Street, 25th floor Chicago, Illinois 60661 Chicago, Il, 60661 Attn: Matthew Massier
c/e Maples Finance Limited P.O. Box 1093GT Queensgate House South Church Street Grand Cayman, Cayman Islands British West Indies
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
SUNSET PARK CDO LIMITED SPC SERIES 2005-6	LEHMAN BROTHERS SPECIAL FINANCING INC.		540 West Madison Street, 25th floor Chicago, Illinois 60661 Chicago, Il, 60661 Attn: Matthew Massier
c/e Maples Finance Limited P.O. Box 1093GT Queensgate House South Church Street Grand Cayman, Cayman Islands British West Indies
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
SUNSET PARK CDO SERIES 2005-6 LLC	LEHMAN BROTHERS SPECIAL FINANCING INC.		C/O DONALD J. PUGLISI 850 LIBRARY AVENUE, SUITE 204 NEWARK, DE, 19711

126 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
SUPERIOR ENERGY SERVICES INC	LEHMAN BROTHERS OTC DERIVATIVES INC.		1105 Peters Road Harvey, Louisiana, 70058 Attn: Mr. Robert S. Taylor
SWEETWATER UNION HIGH SCHOOL DISTRICT	LEHMAN BROTHERS SPECIAL FINANCING INC.		1130 Fifth Avenue Chula Vista, CA, 91911
Swiss Re Financial ProductsCorporation	LEHMAN BROTHERS SPECIAL FINANCING INC.		55 East. 52nd St. New York, NY, 10055 Attn: Frank Ronan
c/o Swiss Re Capital Markets Ltd 30-St. Mary Axe, London EC3A 8EP United Kingdom Attn: Head of Legal
Swiss RE Mythenquai 50/60 Zurich, CH-8022 Switzerland Attn: Paul Whitaker, Director
Sydbank	LEHMAN BROTHERS COMMERCIAL CORPORATION		99 Speed House EC7Y 8AU London, United Kingdom Attn: Dragsted Schulter Ar
Legal Department Peberlyk 4 PO Box 1038 Aabenraa, DK-6200 Denmark
Taconic Opportunity Fund Lp/Taconic Cap Advs	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o Taconic Capital Advisors LP 450 Park Avenue New York, NY, 10022 Attn: Carol Lee
c/o Taconic Capital Advisors LP 450 Park Avenue New York, NY, 10022 Attn: Robin S. Rothstein - Chief Financial Officer
Taconic Opportunity Fund LP c/o Taconic Capital Advisors LP 450 Park Avenue New York, NY, 10022 Attn: Carol Lee
Taconic Opportunity Fund LP c/o Taconic Capital Advisors LP 450 Park Avenue New York, NY, 10022 Attn: Robin S. Rothstein - Chief Financial Officer
TARRANT COUNTY HOUSING FINANCE CORPORATION	LEHMAN BROTHERS SPECIAL FINANCING INC.		Tarrant County Administration Building 100 East Weatherford Street, 5th Floor Fort Worth, TX, 76196
TAVARES SQUARE CDO LIMITED	LEHMAN BROTHERS SPECIAL FINANCING INC.		540 West Madison Street, 25th floor Chicago, Illinois 60661 Chicago, Il, 60661 Attn: Matthew Massier

127 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
c/o Maples Finance Limited P.O. Box 1093 GT Queensgate House, South Church Street George Town, Grand Cayman, Cayman Islands Attn: The Directors, Joseph Costantino
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
TAVARES SQUARE CDO LLC	LEHMAN BROTHERS SPECIAL FINANCING INC.		C/O NATIONAL REGISTERED AGENTS INC 9 EAST LOOKERMAN ST., SUITE 1B DOVER, DE, 19901
TAYLOR CREEK LIMITED	LEHMAN BROTHERS SPECIAL FINANCING INC.		540 West Madison Street, 25th floor Chicago, Illinois 60661 Chicago, Il, 60661 Attn: Matthew Massier
c/o Maples Finance Limited P.O. Box 1093 GT Queensgate House, South Church Street George Town, Grand Cayman, Cayman Islands Attn: The Directors, Joseph Costantino
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
TAYLOR CREEK LLC	LEHMAN BROTHERS SPECIAL FINANCING INC.		C/O DONALD J. PUGLISI 850 LIBRARY AVENUE, SUITE 204 NEWARK, DE, 19711
TDA-JPMC 2002-CIBC5 LLC	LEHMAN BROTHERS SPECIAL FINANCING INC.		Trimont real Estate Advisors 3424 Peachtree Road, Suite 2200 Atlanta, GA, 30326
TEHACHAPI CUMMINGS COUNTY WATER DISTRICT	LEHMAN BROTHERS SPECIAL FINANCING INC.		Tehachapi Cummings County Water District P.O. Box 326 Tehachapi, CA, 93581
TENASKA MARKETINGVENTURES	LEHMAN BROTHERS COMMODITY SERVICES INC.		11717 Nicholas Street Omaha, NE, 68154 Attn: Manager, Contract Compliance & Data Integrity
The Bank of NewYork Mellon	LEHMAN BROTHERS COMMERCIAL CORPORATION		32 Old Slip, 16th Floor New York, NY, 10286 Attn: Stephen Lawler/Swap Confirmation Dept.
	LEHMAN BROTHERS SPECIAL FINANCING INC.		32 Old Slip, 16th Floor New York, NY, 10286 Attn: Stephen M. Lawler
The Board of Governors of the University of North Carolina	LEHMAN BROTHERS SPECIAL FINANCING INC.		300 South Building CB#1000 Chapel Hill, NC, 27599-1000 Attn: Vice Chancellor

128 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
The Chapel Hill Residential Retirement Center, Inc.	LEHMAN BROTHERS SPECIAL FINANCING INC.		750 Weaver Dairy Road The Chapel Hill, North Carolina, 27514 ATTN: Kenneth G. Reeb, Jr.
The DBS Bank Ltd	LEHMAN BROTHERS COMMERCIAL CORPORATION		9th Floor Three Exchange Square Central Hong Kong, Hong Kong
DBS Building tower 2 6 Shenton Way # 34-08 10th floor 068809 Singapore Attn: Settlements - Derivatives Section
	LEHMAN BROTHERS SPECIAL FINANCING INC.		6 Shenton Way #34-08 DBS Building Tower Two 068809 Singapore Attn: Treasury and Markets Department
9th Floor Three Exchange Square Central Hong Kong, Hong Kong
c/o Allen 9th Floor Three Exchange Square Central Hong Kong, Hong Kong Attn: Allen
THE HARRISBURG AUTHORITY	LEHMAN BROTHERS SPECIAL FINANCING INC.	Debt Service Forward Delivery Agreement (93A) dated 4/13/94	The Harrisburg Authority 100 Market Street, Suite 104 Harrisburg, PA, 17101-2044
		Debt Service Forward Delivery Agreement (93B) dated 4/13/94	The Harrisburg Authority 100 Market Street, Suite 104 Harrisburg, PA, 17101-2044
The Haverford School	LEHMAN BROTHERS SPECIAL FINANCING INC.		450 West Lancaster Avenue Haverford, PA, 19041 ATTN: David S. Gold - Chief Financial Officer
THE HONGKONG & SHANGHAIBANKING CORPORATION LIMITED	LEHMAN BROTHERS SPECIAL FINANCING INC.		18th Floor, 8 Canada Square Canary Wharf, London, E14 5HQ United Kingdom Attn: Martin Holcombe
THE SERIES 2007-1 TABXSPOKE SEGREGATED PORTFOLIO	LEHMAN BROTHERS SPECIAL FINANCING INC.		540 West Madison Street, 25th floor Chicago, Illinois 60661 Chicago, Il, 60661 Attn: Matthew Massier
c/o U.S. Bank National Association Corporate Trust Services 100 Wall Street, Suite 1600 New York, NY, 10005 Attn: David J. Kolibachuk
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra

129 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
P.O. Box 1093 GT, Queensgate House South Church Street George Town, Grand Cayman Cayman Islands Attn: Legal
Thomas Cook AG	LEHMAN BROTHERS COMMODITY SERVICES INC.		Thomas Cook Group Plc 6th Floor South, Brettenham House Lancaster Place, London, WC2E 7EN UK Attn: Richard Walker (Fuel Dealer)
Thousand Oaks, City of	LEHMAN BROTHERS SPECIAL FINANCING INC.		City of Thousand Oaks 2100 Thousand Oaks Boulevard Thousand Oaks, CA, 91362
TIAA Structured Finance CDO I, Limited	LEHMAN BROTHERS FINANCIAL PRODUCTS INC.		1209 Orange Street Wilmington, Delaware, 19801
PO Box 1093 GT Queensgate House South Church Street Grand Cayman, Cayman Islands, British West Indies
The Bank of New York Mellon as Trustee 601 Travis, 17th Floor Chase Center Houston, TX, 77002 Attn: Faheem Ansari
The Directors 730 Third Avenue New York, NY, 10017
TOBACCO SETTLEMENT FINANCE CORPORATION - NEW YORK	LEHMAN BROTHERS SPECIAL FINANCING INC.	Reserve Fund Agreement dated on 6/19/2003	540 West Madison Street, 25th floor Chicago, Illinois 60661 Chicago, Il, 60661 Attn: Matthew Massier
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
TOBACCO SETTLEMENT FINANCE CORPORATION 641 Lexington Avenue, 3rd Floor New York, NY, 10022 Attn: Genevieve D'Agostino
TOBACCO SETTLEMENT FINANCING CORPORATION VIRGINIA	LEHMAN BROTHERS SPECIAL FINANCING INC.	Reserve Fund Agreement dated on 5/26/2005	540 West Madison Street, 25th floor Chicago, Illinois 60661 Chicago, Il, 60661 Attn: Matthew Massier
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra

130 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
Manju S. Ganerlwala, Treasurer of Virginia P.O. Box 1879 Richmond, VA, 23218-1879
TOBACCO SETTLEMENT FINANCING CORPORATION 101 North 14th Street Richmond, VA, 23219 Attn: Director of Debt Management
Tokio Marine Financial Solutions Ltd.	LEHMAN BROTHERS SPECIAL FINANCING INC.		Tokyo Club Building 2-6 Kasumigaseki 3-chome Chiyoda-ku, Tokyo 100-0013 Japan
Tokyo Club Building 2-6 Kasumigaseki 3-chome Chiyoda-ku, Tokyo 100-0013 Japan
TOKYO GAS CO LTD	LEHMAN BROTHERS COMMODITY SERVICES INC.		The Chrysler Building 405 Lexington Ave, 33rd Floor New York, NY, 10174 Attn: Legal
Tomball Hospital Authority	LEHMAN BROTHERS SPECIAL FINANCING INC.		605 Holderrieth Tomball, TX, 77375 Attn: Executive Director
TOMBALL HOSPITAL AUTHORITY-DSRF	LEHMAN BROTHERS SPECIAL FINANCING INC.		Tomball Hospital Authority 605 Holderrieth Boulevard College Station, TX, 77840
TOPAZ FINANCE LTD 2005-1	LEHMAN BROTHERS SPECIAL FINANCING INC.		540 West Madison Street, 25th floor Chicago, Illinois 60661 Chicago, Il, 60661 Attn: Matthew Massier
BNY Corporate Trustee Services Limited - London Branch One Canada Square London London, E14 5AL United Kingdom
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
TOPAZ FINANCE LTD 2005-2	LEHMAN BROTHERS SPECIAL FINANCING INC.		540 West Madison Street, 25th floor Chicago, Illinois 60661 Chicago, Il, 60661 Attn: Matthew Massier
BNY Corporate Trustee Services Limited - London Branch One Canada Square London London, E14 5AL United Kingdom

131 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
Toronto-Dominion Bank (The)	LEHMAN BROTHERS SPECIAL FINANCING INC.		31 West 52nd Street New York, NY, 10019-6101 Attn: Deborah Gravinese
Township of Radnor	LEHMAN BROTHERS SPECIAL FINANCING INC.		301 Iven Avenue Wayne, PA, 19807-5297 ATTN: Director of Finance
Trade Processing Corporation	LEHMAN BROTHERS COMMERCIAL CORPORATION		1251 Avenue of the Americas 53rd floor New York, NY, 10020 Attn: Director of Operations
TRI-CITY BAPTIST CHURCH	LEHMAN BROTHERS SPECIAL FINANCING INC.		2150 E. Southern Avenue Tempe AZ 85282 CFO
TRI-CITY BAPTIST CHURCH 10/1/2012	LEHMAN BROTHERS SPECIAL FINANCING INC.		1409 NC Highway North PO Box 40 Conover, NC, 28613 Attn: Walter Raines
TRILOGY ENERGY LP	LEHMAN BROTHERS COMMODITY SERVICES INC.		TRILOGY ENERGY LP Suite 4700, 888 – 3rd Street S.W. Calgary, Alberta T2P 5C5 CA
Trinitas Hospital	LEHMAN BROTHERS SPECIAL FINANCING INC.		225 Williamson Street Elizabeth, NJ, 07207 Attn: Karen Lumpp
655 East Jersey Street Elizabeth, NJ, 07206 Attn: Karen Lumpp
TRINITAS HOSPITAL, NJ	LEHMAN BROTHERS SPECIAL FINANCING INC.		225 Williamson St Elizabeth, NJ, 07207
925 East Jersey Street Elizabeth NJ 7201 Attention: Frank Demiro
TRW Automotive Inc.	LEHMAN BROTHERS SPECIAL FINANCING INC.		18252 Laurel Park Drive North, Suite 300 West Livonia, MI, 48152 Attn: Peter Rapin

132 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
TRW Automative Inc. 18252 Laurel Park Drive North, Suite 300 West Livonia, MI, 48152 Attn: Peter Rapin
U.S. SHIPPING PARTNERS LP	LEHMAN BROTHERS SPECIAL FINANCING INC.		U.S. Shipping Partners LP. 399 Thornall Street 8th Floor Edison, NJ, 08837 Attn: Al Bergerson
UBS AG	LEHMAN BROTHERS COMMERCIAL CORPORATION		677 Washington Boulevard Stamford, CT, 06912-0300 Attn: James Fuqua, David Kelly
Uintah Basin Med Cente	LEHMAN BROTHERS SPECIAL FINANCING INC.		250 West 300 North (75-2) Roosevelt, Utah, 84066
Uintah Basin Medical Center 250 West 300 North (75-2) Roosevelt, Utah, 84066
UNION HOSPITAL, INC	LEHMAN BROTHERS SPECIAL FINANCING INC.		Union Hospital, Inc 1606 North 7th Street Terre Haute, IN, 47804
Unipol Banca Spa	LEHMAN BROTHERS SPECIAL FINANCING INC.		Via Stalingrado, 53 40128 Bologna Italy Attn: Legal Dept
UNITED COMPANY	LEHMAN BROTHERS COMMERCIAL CORPORATION		1005 Glenway Avenue Bristol, VA, 24201 Attn: Lois A. Clark / Brian D. Sullivan
UNIVERSITY OF ILLINOIS	LEHMAN BROTHERS SPECIAL FINANCING INC.		University of Illinois The University of Illinois 209 Henry Administration Building, MC-399 506 South Wright Street Urbana, Illinois, 61801-3620 Robert L. Plankenhorn, Capital Financing
University of Pittsburgh - Commonwealth System	LEHMAN BROTHERS SPECIAL FINANCING INC.		2403 Cathedral of Learning Pittsburgh, PA, 15260 Attn: Treasurer
University of Pittsburg 2403 Cathedral of Learning Pittsburgh, PA, 15260 Attn: Treasurer
University of Pittsburgh - ofthe Commonwealth	LEHMAN BROTHERS SPECIAL FINANCING INC.		2403 Cathedral of Learning Pittsburgh, PA, 15260 Attn: Treasurer
UNIVERSITY OF SCRANTON	LEHMAN BROTHERS SPECIAL FINANCING INC.		The University of Scranton 800 Linden Street Scranton, PA, 18510

133 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
Ursuline Academy	LEHMAN BROTHERS SPECIAL FINANCING INC.		Ursuline Academy 85 Lowder Street Dedham, MA, 02026 Attn: Rosann Whiting, President
UTAH HOUSING CORP (ME)	LEHMAN BROTHERS SPECIAL FINANCING INC.		2479 S. Lake Park Blvd. West Valley City, UT, 84120 Attn: Executive Director
	LEHMAN BROTHERS SPECIAL FINANCING INC.		2479 S. Lake Park Blvd. West Valley City, UT, 84120 Attn: Executive Director
	LEHMAN BROTHERS FINANCIAL PRODUCTS INC.		2479 S. Lake Park Blvd. West Valley City, UT, 84120 Attn: Executive Director
	LEHMAN BROTHERS FINANCIAL PRODUCTS INC.		2479 S. Lake Park Blvd. West Valley City, UT, 84120 Attn: Executive Director
	LEHMAN BROTHERS FINANCIAL PRODUCTS INC.		2479 S. Lake Park Blvd. West Valley City, UT, 84120 Attn: Executive Director
	LEHMAN BROTHERS FINANCIAL PRODUCTS INC.		2479 S. Lake Park Blvd. West Valley City, UT, 84120 Attn: Executive Director
	LEHMAN BROTHERS FINANCIAL PRODUCTS INC.		2479 S. Lake Park Blvd. West Valley City, UT, 84120 Attn: Executive Director
	LEHMAN BROTHERS FINANCIAL PRODUCTS INC.		2479 S. Lake Park Blvd. West Valley City, UT, 84120 Attn: Executive Director
	LEHMAN BROTHERS FINANCIAL PRODUCTS INC.		2479 S. Lake Park Blvd. West Valley City, UT, 84120 Attn: Executive Director
	LEHMAN BROTHERS FINANCIAL PRODUCTS INC.		2479 S. Lake Park Blvd. West Valley City, UT, 84120 Attn: Executive Director
	LEHMAN BROTHERS FINANCIAL PRODUCTS INC.		2479 S. Lake Park Blvd. West Valley City, UT, 84120 Attn: Executive Director
	LEHMAN BROTHERS FINANCIAL PRODUCTS INC.		2479 S. Lake Park Blvd. West Valley City, UT, 84120 Attn: Executive Director
	LEHMAN BROTHERS FINANCIAL PRODUCTS INC.		2479 S. Lake Park Blvd. West Valley City, UT, 84120 Attn: Executive Director
	LEHMAN BROTHERS FINANCIAL PRODUCTS INC.		2479 S. Lake Park Blvd. West Valley City, UT, 84120 Attn: Executive Director

134 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
	LEHMAN BROTHERS FINANCIAL PRODUCTS INC.		2479 S. Lake Park Blvd. West Valley City, UT, 84120 Attn: Executive Director
	LEHMAN BROTHERS FINANCIAL PRODUCTS INC.		2479 S. Lake Park Blvd. West Valley City, UT, 84120 Attn: Executive Director
	LEHMAN BROTHERS FINANCIAL PRODUCTS INC.		2479 S. Lake Park Blvd. West Valley City, UT, 84120 Attn: Executive Director
	LEHMAN BROTHERS FINANCIAL PRODUCTS INC.		2479 S. Lake Park Blvd. West Valley City, UT, 84120 Attn: Executive Director
	LEHMAN BROTHERS FINANCIAL PRODUCTS INC.		2479 S. Lake Park Blvd. West Valley City, UT, 84120 Attn: Executive Director
	LEHMAN BROTHERS FINANCIAL PRODUCTS INC.		2479 S. Lake Park Blvd. West Valley City, UT, 84120 Attn: Executive Director
	LEHMAN BROTHERS FINANCIAL PRODUCTS INC.		2479 S. Lake Park Blvd. West Valley City, UT, 84120 Attn: Executive Director
	LEHMAN BROTHERS FINANCIAL PRODUCTS INC.		2479 S. Lake Park Blvd. West Valley City, UT, 84120 Attn: Executive Director
	LEHMAN BROTHERS FINANCIAL PRODUCTS INC.		2479 S. Lake Park Blvd. West Valley City, UT, 84120 Attn: Executive Director
	LEHMAN BROTHERS FINANCIAL PRODUCTS INC.		2479 S. Lake Park Blvd. West Valley City, UT, 84120 Attn: Executive Director
Utah Housing Corporation (ME)	LEHMAN BROTHERS SPECIAL FINANCING INC.		2479 S. Lake Park Blvd. West Valley City, UT, 84120 Attn: Executive Director
UTAH HOUSING FINANCE AGENCY	LEHMAN BROTHERS SPECIAL FINANCING INC.		2479 S. Lake Park Blvd. West Valley City, UT, 84120 Attn: Executive Director
VALLEJO SANITATION & FLOOD CONTROL	LEHMAN BROTHERS SPECIAL FINANCING INC.		Vallejo Sanitation & Flood Control District 450 Ryder Street Vallejo, CA, 94590
VINTNERS PROPCO SARL	LEHMAN BROTHERS SPECIAL FINANCING INC.		rue de la Poste 20 Luxemborg L2346 Luxembourg
Vista Grande	LEHMAN BROTHERS SPECIAL FINANCING INC.		2251 Springport Road Jackson, MI, 49202-1496 Attn: Betsy Standish

135 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
B.C. Ziegler and Company 1 South Wacker Drive, Suite 3080 Chicago, IL, 60606 Attn: Hamilton Chang
c/o Life Care Services LLC 800 Second Avenue, Suite 200 Des Moines, IA, 50309-1380 Attn: Richard Tucker
VOX PLACE CDO LIMITED	LEHMAN BROTHERS SPECIAL FINANCING INC.		540 West Madison Street, 25th floor Chicago, Illinois 60661 Chicago, Il, 60661 Attn: Matthew Massier
c/o CT Corporation 111 8th Avenue New York, NY, 10011 Attn: Legal
c/o Maples Finance Limited P.O. Box 1093 GT Queensgate House, South Church Street George Town, Grand Cayman, Cayman Islands Attn: Joseph Costantino
c/o The Bank of New York 101 Barclay Street, 21st Floor New York, NY, 10286 Attn: Joseph Costantino, Global CDO Unit
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
VOX PLACE CDO LLC	LEHMAN BROTHERS SPECIAL FINANCING INC.		C/O DONALD J. PUGLISI 850 LIBRARY AVENUE, SUITE 204 NEWARK, DE, 19711
Wachovia Bank, National Association	LEHMAN BROTHERS COMMODITY SERVICES INC.		301 South College Street Charlotte, NC, 28288
Wachovia Bank, National Association 301 South College Street Charlotte, NC, 28288
	LEHMAN BROTHERS SPECIAL FINANCING INC.		301 South College Street Charlotte, NC, 28288 Attn: Diane Weibel
WAMCO 1566/Southern Cali Edison Co. Retire Plan Tr	LEHMAN BROTHERS SPECIAL FINANCING INC.		Western Asset Management Co. 385 East Colorado Blvd Pasadena, CA, 91101 Attn: Stephen Venable

136 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
WAMCO 1982/The WaltDisney CoSponsQualBen Pl&KeyEmpDe	LEHMAN BROTHERS SPECIAL FINANCING INC.	1992 ISDA MA - Multi-Currency Cross Border dated on 7/19/2001	Western Asset Management Co. 117 East Colorado Blvd Suite 600 Pasadena, CA, 91105 Attn: Gregg Poillucci
WATERSTONE CAPITAL ADVISORS LLC	LEHMAN BROTHERS SPECIAL FINANCING INC.		8720 Red Oak Boulevard, Suite 300 Charlotte, NC, 28217
	LEHMAN BROTHERS SPECIAL FINANCING INC.		8720 Red Oak Boulevard, Suite 300 Charlotte, NC, 28217
	LEHMAN BROTHERS SPECIAL FINANCING INC.		8720 Red Oak Boulevard, Suite 300 Charlotte, NC, 28217
	LEHMAN BROTHERS SPECIAL FINANCING INC.		8720 Red Oak Boulevard, Suite 300 Charlotte, NC, 28217
	LEHMAN BROTHERS SPECIAL FINANCING INC.		8720 Red Oak Boulevard, Suite 300 Charlotte, NC, 28217
	LEHMAN BROTHERS SPECIAL FINANCING INC.		8720 Red Oak Boulevard, Suite 300 Charlotte, NC, 28217
	LEHMAN BROTHERS SPECIAL FINANCING INC.		8720 Red Oak Boulevard, Suite 300 Charlotte, NC, 28217
	LEHMAN BROTHERS SPECIAL FINANCING INC.		8720 Red Oak Boulevard, Suite 300 Charlotte, NC, 28217
	LEHMAN BROTHERS SPECIAL FINANCING INC.		8720 Red Oak Boulevard, Suite 300 Charlotte, NC, 28217
	LEHMAN BROTHERS SPECIAL FINANCING INC.		8720 Red Oak Boulevard, Suite 300 Charlotte, NC, 28217
	LEHMAN BROTHERS SPECIAL FINANCING INC.		8720 Red Oak Boulevard, Suite 300 Charlotte, NC, 28217
	LEHMAN BROTHERS SPECIAL FINANCING INC.		8720 Red Oak Boulevard, Suite 300 Charlotte, NC, 28217
	LEHMAN BROTHERS SPECIAL FINANCING INC.		8720 Red Oak Boulevard, Suite 300 Charlotte, NC, 28217
	LEHMAN BROTHERS SPECIAL FINANCING INC.		8720 Red Oak Boulevard, Suite 300 Charlotte, NC, 28217
Wellmont Health System	LEHMAN BROTHERS SPECIAL FINANCING INC.		1905 American Way Kingsport, TN, 37660 Attn: Elizabeth S. Ward
c/o BC Ziegler and Company 1185 Avenue of the Americas New York, NY, 10036 Attn: Peter Bruton
Wells Fargo Bank, NA	LEHMAN BROTHERS SPECIAL FINANCING INC.		525 Market Street San Francisco, CA, 94163

137 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
525 Market Street San Francisco, CA, 94163
550 California Street San Francisco, CA, 94104
550 California Street San Francisco, CA, 94104
WEST CORPORATION	LEHMAN BROTHERS SPECIAL FINANCING INC.		11808 Miracle Hills Drive Omaha, Nebraska, 68154
WEST KNOX UTILITY DISTRICT	LEHMAN BROTHERS SPECIAL FINANCING INC.		2328 Lovell Road P.O. Box 51370 Knoxville, TN, 37950
West Point Housing LLC	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o Balfour Beatty Communities 10 Campus Boulevard Newtown Square, PA, 19073 Attn: Leslie S. Cohn
West Point Housing LLC c/o Balfour Beatty Communities 10 Campus Boulevard Newtown Square, PA, 19073 Attn: Leslie S. Cohn
WEST VIRGINIA HOSPITAL FINANCE AUTHORITY	LEHMAN BROTHERS SPECIAL FINANCING INC.		1900 Kanawha Boulevard E. Charleston, WV, 25305
WESTCHESTER, NY (COUNTY OF)	LEHMAN BROTHERS SPECIAL FINANCING INC.		Westchester County Department of Finance 148 Martine Avenue, Suite 720 White Plains, NY, 10601 Attn: Kathy Thorsberg - Commissioner of Finance
WESTERN UNIVERSITY OF HEALTH SCIENCES	LEHMAN BROTHERS SPECIAL FINANCING INC.		3009 E. Second Street Pomona, CA, 91766-1854
WestLB AG	LEHMAN BROTHERS SPECIAL FINANCING INC.		Woolgate Exchange 25 Basinghall Street London, EC2V 5HA United Kingdom Attn: Sean Tally, Lawrence Vassallo
Westpac Banking Corporation	LEHMAN BROTHERS SPECIAL FINANCING INC.		575 5th ave, 39th floor New York, NY, 10017 Attn: Sean Crellin
Westside Waldorf School	LEHMAN BROTHERS SPECIAL FINANCING INC.		1229 Fourth Street Santa Monica, 90401
WHITE MARLIN CDO 2007-1 LIMITED	LEHMAN BROTHERS SPECIAL FINANCING INC.		540 West Madison Street, 25th floor Chicago, Illinois 60661 Chicago, Il, 60661 Attn: Matthew Massier

138 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
c/o Chapman and Cutler LLP 111 West Monroe Street Chicago, IL, 60603-4080 Attn: James Spiotto
c/o US Bank Corporate Trust Services P.O. Box 960778 Boston, MA, 02196-0778 Attn: John Leurini
HSBC Bank, USA CTLA-Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
Maplesfs Limited P.O. Box 1093 Queensgate House 113 South Church Street George Town, Grand Cayman, Cayman Islands
Newark, DE, 19711 ATTN: GENERAL COUNSEL OR CORPORATE EXEC
P.O. BOX 1093 GT, QUEENSGATE HOUSE GEORGE TOWN, GRAND CAYMAN, Cayman Islands ATTN: GENERAL COUNSEL OR CORPORATE EXEC
WISDOMTREE EMERGING MARKETS HIGH YIELDING EQUITY FUND	LEHMAN BROTHERS SPECIAL FINANCING INC.		48 Wall Street 11th Floor New York NY 10005
WISDOMTREE EMERGING MARKETS SMALLCAP DIVIDEND FUND	LEHMAN BROTHERS SPECIAL FINANCING INC.		48 Wall Street 11th Floor New York NY 10005
Wockhardt EU Operations(Swiss) AG	LEHMAN BROTHERS SPECIAL FINANCING INC.		c/o Wockhardt Limited Wockhardt Towers Bandra Kurla Complex Bandra (East), Mumbai, 400 051 India
c/o Wockhardt Limited Wockhardt Towers Bandra Kurla Complex Bandra (East), Mumbai, 400 051 India
WOODWARD MUNICIPAL AUTHORITY	LEHMAN BROTHERS SPECIAL FINANCING INC.		Woodward Municipal Authority 1219 8th Street Woodward, OK, 73801 Attn: City Manager's Office
WORKERS COMPENSATION INSURANCE FUND	LEHMAN BROTHERS SPECIAL FINANCING INC.		Cravath, Swaine & Moore LLP 825 Eighth Avenue New York, NY 10019-7475 USA Adam Cohen

139 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
XAVIER UNIVERSITY	LEHMAN BROTHERS SPECIAL FINANCING INC.		3800 Victory Parkway Cincinnati, Ohio, 45207-4521 Attn: Vice President for Financial Administration
Yes Bank Ltd	LEHMAN BROTHERS SPECIAL FINANCING INC.		Tiecicon House, 2nd Floor, E. Moses Road, Mahalakshmi, Mumbai 400 011 India Attn: Mitez Sheth, AVP-Treasury Operations
YMCA of Greater Rochester	LEHMAN BROTHERS SPECIAL FINANCING INC.		444 East Main Street Rochester, NY, 4604-2595
444 East Main Street Rochester, NY, 4604-2595
York Hospital	LEHMAN BROTHERS SPECIAL FINANCING INC.		1001 South George Street York, 17405 Attn: Vice President Finance
YUMA REGIONAL MEDICAL CENTER	LEHMAN BROTHERS SPECIAL FINANCING INC.		2400 S. Avenue A Yuma, Arizona, 85364 Attn: Gregory L. Beckman - President / CEO
Zeeland Aluminium Company AG	LEHMAN BROTHERS SPECIAL FINANCING INC.		Baarerstrasse 63 6300 Zug Switzerland
Baarerstrasse 63 6300 Zug Switzerland
ZIRCON FINANCE LIMITED SERIES 2007-3	LEHMAN BROTHERS SPECIAL FINANCING INC.		540 West Madison Street, 25th floor Chicago, Illinois 60661 Chicago, Il, 60661 Attn: Matthew Massier
c/o Zircon Finance Limited Walker House, 87 Mary Street George Town Grand Cayman, KY1-9002 Cayman Islands Attn: Alasdair Foster
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
Walkers SPV Limited Walker House 87 Mary Street, George Town Grand Cayman, KY1-9002 Cayman Islands Attn: Directors
ZIRCON FINANCE LIMITED SERIES 2007-9	LEHMAN BROTHERS SPECIAL FINANCING INC.		540 West Madison Street, 25th floor Chicago, Illinois 60661 Chicago, Il, 60661 Attn: Matthew Massier

140 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
c/o Zircon Finance Limited Walker House, 87 Mary Street George Town Grand Cayman, KY1-9002 Cayman Islands Attn: Alasdair Foster
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
Walkers SPV Limited Walker House 87 Mary Street, George Town Grand Cayman, KY1-9002 Cayman Islands Attn: Directors
ZIRCON FINANCE LTD SERIES 2007-1	LEHMAN BROTHERS SPECIAL FINANCING INC.		540 West Madison Street, 25th floor Chicago, Illinois 60661 Chicago, Il, 60661 Attn: Matthew Massier
c/o Zircon Finance Limited Walker House, 87 Mary Street George Town Grand Cayman, KY1-9002 Cayman Islands Attn: Alasdair Foster
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
Walkers SPV Limited Walker House 87 Mary Street, George Town Grand Cayman, KY1-9002 Cayman Islands Attn: Directors
ZIRCON FINANCE LTD SERIES 2007-14	LEHMAN BROTHERS SPECIAL FINANCING INC.		540 West Madison Street, 25th floor Chicago, Illinois 60661 Chicago, Il, 60661 Attn: Matthew Massier
c/o Zircon Finance Limited Walker House, 87 Mary Street George Town Grand Cayman, KY1-9002 Cayman Islands Attn: Alasdair Foster
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra

141 of 142

Derivatives Contracts

Counterparty	Debtor	Title of Agreement	Notice Address
Walkers SPV Limited Walker House 87 Mary Street, George Town Grand Cayman, KY1-9002 Cayman Islands Attn: Directors
ZIRCON FINANCE LTD SERIES 2007-17	LEHMAN BROTHERS SPECIAL FINANCING INC.		540 West Madison Street, 25th floor Chicago, Illinois 60661 Chicago, Il, 60661 Attn: Matthew Massier
c/o Zircon Finance Limited Walker House, 87 Mary Street George Town Grand Cayman, KY1-9002 Cayman Islands Attn: Alasdair Foster
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
Walkers SPV Limited Walker House 87 Mary Street, George Town Grand Cayman, KY1-9002 Cayman Islands Attn: Directors
ZIRCON FINANCE LTD SERIES 2007-2	LEHMAN BROTHERS SPECIAL FINANCING INC.		540 West Madison Street, 25th floor Chicago, Illinois 60661 Chicago, Il, 60661 Attn: Matthew Massier
c/o Zircon Finance Limited Walker House, 87 Mary Street George Town Grand Cayman, KY1-9002 Cayman Islands Attn: Alasdair Foster
HSBC Bank, USA CTLA - Structured Finance 10 East 40th Street, Floor 14 New York, NY, 10016 Attn: Thomas Musarra
Walkers SPV Limited Walker House 87 Mary Street, George Town Grand Cayman, KY1-9002 Cayman Islands Attn: Directors

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EXHIBIT 2

PART B – COMMERCIAL LOAN AGREEMENTS

THE DEBTORS HAVE NOT LISTED ANY FULLY FUNDED TERM LOANS ON EXHIBIT 2, PART B, BECAUSE OF THEIR CONCLUSION THAT SUCH CONTRACTS ARE NOT EXECUTORY CONTRACTS. IN THE EVENT THAT THE BANKRUPTCY COURT DETERMINES THAT SUCH CONTRACTS ARE EXECUTORY CONTRACTS, THEN ALL FULLY FUNDED TERM LOANS IN WHICH A DEBTOR IS THE LENDER OF RECORD SHALL BE TREATED AS IF THEY WERE LISTED HEREIN AND ASSUMED AS OF THE EFFECTIVE DATE AND THE REQUIRED CURE AMOUNT FOR SUCH CONTRACTS SHALL BE ZERO.

THE DEBTORS HAVE NOT LISTED ON EXHIBIT 2, PART B ANY LOAN CONTRACTS ENTERED INTO SUBSEQUENT TO THE COMMENCEMENT DATE BECAUSE OF THEIR CONCLUSION THAT SUCH CONTRACTS ARE NOT EXECUTORY CONTRACTS.

Commercial Loan Agreements

Lehman ID Number	Debtor[1]	Counterparty	Title of Agreement	Description[2]	Notice Address
00007771	LCPI	AAA Investments LP	$900,000,000 Senior Secured Revolving Credit Agreement dated as of June 1, 2007	Loan agreement

AAA Investments LP

c/o Apollo Alternative Assets, L.P.

Attn:  Tony Tortorelli

Two Manhattanville Road, Suite 203

Purchase, NY 10577

O’Melveny & Myers LLP

Times Square Tower

7 Times Square

Attn:  Brad J. Finkelstein, Esq

New York, NY 10036

00008019	LCPI	ARINC Incorporated	$575,000,000 First Lien Credit Agreement dated as of October 25, 2007	Loan agreement	ARINC Incorporated Attn: Keith Welsh 2551 Riva Road Annapolis, MD 21401 Latham & Watkins LLP 555 Eleventh Street, NW Suite 1000 Attn: Jennifer Van Driesen Washington, DC 20004

1 LBHI – Lehman Brothers Holdings Inc.

  LCPI – Lehman Commercial Paper Inc.

  LCPUK – Lehman Commercial Paper Inc., UK Branch

  LBSF – Lehman Brothers Special Financing Inc.

2 This description is provided for informational purposes only. To the extent there is an inconsistency between this description and the contract, the contract governs.

Lehman ID Number	Debtor[1]	Counterparty	Title of Agreement	Description[2]	Notice Address
00007277	LCPI	Digicel International Finance Limited	U.S. $200,000,000 Revolving Credit Agreement dated as of March 23, 2007	Loan agreement	Digicel International Finance Limited Attn: Sean Cassidy 40 Knutsford Boulevard Kingston 5 Jamaica
00008556	LCPI	First Data Corporation	$14,000,000,000 €709,219,858.16 Credit Agreement Dated as of September 24, 2007 as Amended and Restated as of Sept 28, 2007	Loan agreement	First Data Corporation Attn: Mike Jacobs 5565 Glenridge Connector, N.E. Suite 2000 Atlanta, GA 30342
00007106	LCPI	Audio Visual Service Corporation	$255,000,000 Credit Agreement dated as February 28, 2007	Loan agreement	Audio Visual Service Corporation c/o PSAV Presentation Services Attn: Mike Mcllwain 1700 E. Golf Road, Suite 400 Schaumburg, IL 60173
00008732	LCPI	Bausch & Lomb Incorporated	$2,000,000,000 €408,670,931.06 Credit Agreement dated as October 26, 2007	Loan agreement	Bausch & Lomb Incorporated Attn: Dan Ritz One Bausch & Lomb Place Rochester, NY 14604
00007784	LCPI	Bonten Media Group, Inc.	Credit Agreement dated as of May 31, 2007	Loan agreement	Bonten Media Group, Inc. Attn: Scott Moody 280 Park Avenue 25th Floor, East Tower New York, NY 10017
00008326	LCPI	Colonial Realty Limited Partnership	Credit Agreement dated as of March 22, 2005	Loan agreement	Citicorp North America, Inc. Attn: Tara Wooster 1615 Brett Road New Castle, DE 19720
00008421	LCPI	EPCO Holdings Inc.	$300,000,000 Revolving Credit Facility $1,100,000,000 Term Loan A $175,000,000 Term Loan A-2 Second Amended and Restated Credit Agreement dated as of August 24, 2007	Loan agreement	EPCO Holdings Inc. Attn: Christian M. Nelly 1100 Louisiana Street, 10th Floor Houston, TX 77002

2

Lehman ID Number	Debtor[1]	Counterparty	Title of Agreement	Description[2]	Notice Address
00007242	LCPI	Hawker Beechcraft Acquisition Company LLC	Credit Agreement dated as of March 26, 2007	Loan agreement	Hawker Beechcraft Acquisition Company LLC Attn: Chief Financial Offer 10511 East Central Wichita, KS 67206 Latham & Watkins LLP Attn: Marc Hanrahan 885 Third Avenue New York, NY 10022
00008447	LCPI	HD Supply	2,100,000,000 ABL Credit Agreement dated as of August 30, 2007	Loan agreement	HD Supply Inc. Attn: Evan Levitt 3100 Cumberland Blvd, Suite 1480 Atlanta, GA 30339 Debevoise & Phimpton Attn: Paul D. Brusiloff, Esq. 919 Third Avenue New York, NY 10022
00011167	LCPI	Oceania Cruises, Inc.	$340,000,000 Credit Agreement dated as of April 27, 2007	Loan agreement	Oceania Cruises, Inc. Attn: Jason Montague 8300 N.W. 33rd Street, Suite 308 Miami, FL 33122 O’Melveny & Myers LLP Attn: Brad J. Finkelstein Times Square Tower 7 Times Square New York, NY 10036

3

Lehman ID Number	Debtor[1]	Counterparty	Title of Agreement	Description[2]	Notice Address
00008192	LCPI	CPQ MIDCO II CORPORATION	First Lien Credit Agreement dated as of July 30, 2007 and Amended and Restated as of the July 2, 2008	Loan agreement

CPQ MIDCO II CORPORATION

Attn:  Bill Sichko

300 Lindenwood Drive

Valleybrooke Corporate Center

Malvern, PA 19355

Debevoise & Plimpton LLP

Attn:  Gregory H. Woods, Esq.

919 Third Avenue

New York, NY 10022

00011121	LCPI	ALTEGRITY, INC. (a/k/a) US INVESTIGATIONS SERVICES, INC.	Credit Agreement dated as of August 21, 2007	Loan agreement	ALTEGRITY, INC. (a/k/a) US INVESTIGATIONS SERVICES, INC. Attn: Bart Witteveen 7799 Leesburg Pike Suite 1100 North Tower Falls Church, VA22043
00006556	LCPUK	ALPHA D2 LIMITED	Project Alpha III $2,570,000,000 Senior Facilities Agreement dated November 2006	Loan agreement	ALPHA D2 LIMITED Attn: Nick Clarry 6, PRINCES GATE LONDON SW7 1QJ United Kingdom
00006683	LCPUK	AVIO S.P.A.	Senior Facilities Agreement dated 13 December 2006	Loan agreement	AVIO S.P.A. Attn: The Directors Strada del Drosso, 145 10135 Torino Italy
00004991	LCPUK	Van Gansewinkel Groep B.V	1 March 2006 as amended on 13 April 2006, 31 May 2006 and 17 August 2006, and amended and restated on 16 April 2007	Loan agreement	Van Gansewinkel Groep B.V Attn: Rob de Fluiter Balledux Flight Forum 240 / 5533 Eindhoven, 5657 DH Netherlands

4

Lehman ID Number	Debtor[1]	Counterparty	Title of Agreement	Description[2]	Notice Address
00008094	LCPUK	KLEOPATRA LUX 2 S.A.R.L	Senior and second lien facilities agreement dated July 2007	Loan agreement	KLEOPATRA LUX 2 S.A.R.L c/o The Blackstone Group International Attn: Thomas Zimmerhäckel 40 Berkeley Square London W1J 5AL United Kingdom
00008093	LCPUK	KLEOPATRA LUX 2 S.A.R.L	Senior and second lien facilities agreement dated July 2007	Loan agreement	KLEOPATRA LUX 2 S.A.R.L c/o The Blackstone Group International Attn: Thomas Zimmerhäckel 40 Berkeley Square London W1J 5AL United Kingdom
00007151	LCPUK	LAVENA HOLDING 1 GMBH	EUR 3,813,000 Senior Facilities Agreement dated 2 March 2007	Loan agreement	LAVENA HOLDING 1 GMBH Attn: Dr. Arnold Bahlmann Possartstrasse 13 81679 Munich Germany
00010097	LCPUK	Beig Midco Limited	EUR 630,000,000 and £320,563,500 Senior Facilities Agreement dated October 2006	Loan agreement	Beig Midco Limited Attn: The Directors 10 Upper Bank Street London E14 5JJ United Kingdom
00006694	LCPUK	TELEFONICA EUROPE BV	Amendment and Syndication Agreement dated 7 December 2006	Loan agreement	Strawinskylaan 1259 Attn: George F. Nicolai 1077 XX, Amsterdam Netherlands
00005000	LBHI	CAPMARK FINANCIAL GROUP INC.	$5,500,000,000 Credit Agreement dated as of March 23, 2006	Loan agreement	CAPMARK FINANCIAL GROUP INC. Attn: General Counsel 200 Witmer Road Horsham, PA 19044

5

Lehman ID Number	Debtor[1]	Counterparty	Title of Agreement	Description[2]	Notice Address
00003800	LBHI	LANDALE ASSET PURCHASING COMPANY NO.2 LIMITED	Liquidity Agreement (Permanent Financing (No. 7) plc – Series 5 Class A Notes) Dated March 2005	Loan agreement	LANDALE ASSET PURCHASING COMPANY NO.2 LIMITED Attn: The Directors 47 ESPLANADE, ST HELIER JERSEY JE1 0BD CHANNEL ISLANDS
00004039	LBHI	LANDALE ASSET PURCHASING COMPANY NO.2 LIMITED	Liquidity Agreement (Permanent Financing (No.8) PLC – Series 5 Class A2 Notes) dated June 2005	Loan agreement	LANDALE ASSET PURCHASING COMPANY NO.2 LIMITED Attn: The Directors 47 ESPLANADE, ST HELIER JERSEY JE1 0BD CHANNEL ISLANDS
00008447	LBSF	HD Supply	2,100,000,000 ABL Credit Agreement dated as of August 30, 2007	Loan agreement	HD Supply Inc. Attn: Evan Levitt 3100 Cumberland Blvd, Suite 1480 Atlanta, GA 30339 Debevoise & Phimpton Attn: Paul D. Brusiloff, Esq. 919 Third Avenue New York, NY 10022

6

EXHIBIT 2

PART C – COMMERCIAL REAL ESTATE AGREEMENTS

THE DEBTORS HAVE NOT LISTED EVERY ANCILLARY DOCUMENT PERTAINING TO COMMERCIAL REAL ESTATE TRANSACTIONS ON EXHIBIT 2, PART C, BECAUSE OF THEIR CONCLUSION THAT SUCH CONTRACTS ARE NOT EXECUTORY OR BECAUSE OF THE VOLUME OF SUCH DOCUMENTS. ALL SUCH ANCILLARY DOCUMENTS, TO THE EXTENT THEY ARE DEEMED TO BE EXECUTORY CONTRACTS, SHALL BE TREATED AS IF THEY WERE LISTED HEREIN AND ASSUMED AS OF THE EFFECTIVE DATE AND THE REQUIRED CURE AMOUNTS FOR SUCH CONTRACTS SHALL BE ZERO.

OUT OF AN ABUNDANCE OF CAUTION, THE DEBTORS HAVE LISTED A NUMBER OF CONTRACTS ENTERED INTO AFTER THE COMMENCEMENT DATE ON EXHIBIT 2, PART C, BECAUSE SUCH CONTRACTS RELATE TO PREPETITION AGREEMENTS ENTERED INTO BY ONE OR MORE DEBTORS. THE INCLUSION OF SUCH CONTRACTS SHALL NOT BE DEEMED AN ADMISSION THAT SUCH CONTRACTS CONSTITUTE EXECUTORY CONTRACTS.

THE DEBTORS HAVE NOT LISTED ALL FULLY FUNDED COMMERCIAL MORTGAGE LOANS ON EXHIBIT 2, PART C, BECAUSE OF THEIR CONCLUSION THAT SUCH CONTRACTS ARE NOT EXECUTORY CONTRACTS. IN THE EVENT THAT THE BANKRUPTCY COURT DETERMINES THAT SUCH CONTRACTS ARE EXECUTORY CONTRACTS, THEN ALL FULLY FUNDED COMMERCIAL MORTGAGE LOANS IN WHICH A DEBTOR IS THE LENDER OF RECORD SHALL BE TREATED AS IF THEY WERE LISTED HEREIN AND ASSUMED AND THE REQUIRED CURE AMOUNT FOR SUCH CONTRACTS SHALL BE ZERO.

THE DEBTORS HAVE NOT LISTED ON EXHIBIT 2, PART C ANY LOAN CONTRACTS ENTERED INTO SUBSEQUENT TO THE COMMENCEMENT DATE BECAUSE OF THEIR CONCLUSION THAT SUCH CONTRACTS ARE NOT EXECUTORY CONTRACTS.

Commercial Real Estate Agreements

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R07B60	LBHI	237 PARK SECOND JUNIOR MEZZ LLC	05/15/2007	SECOND MEZZANINE LOAN AGREEMENT BETWEEN LEHMAN BROTHERS HOLDINGS INC AND 237 PARK JUNIOR MEZZ LLC IN THE AMOUNT OF $60,000,000	Second Mezzanine Loan Agreement

c/o Broadway Partners
375 Park Avenue, Suite 2107
Attention: Jason P. Semmel, Esq.
New York,  New York 10152

Fried, Frank, Harris, Shriver &
Jacobson LLP
One New York Plaza
Attention: Jonathan Mechanic, Esq.
New York, New York 1004

c/o Broadway Partners
375 Park Avenue, Suite 2107
Attention: Jonathon K. Yormak
New York, New York 10152

1 LBHI – Lehman Brothers Holdings Inc.

   LCPI – Lehman Commercial Paper Inc.

2 This description is provided for informational purposes only. To the extent there is an inconsistency between this description and the contract, the contract governs.

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R07B60	LBHI	237 PARK SECOND JUNIOR MEZZ LLC	07/24/2007	FIRST AMENDMENT TO SECOND MEZZANINE LOAN AGREEMENT AND LOAN DOCUMENTS BETWEEN LEHMAN BROTHERS HOLDINGS INC AND 237 PARK JUNIOR MEZZ LLC WITH RESPECT TO LOAN IN THE AMOUNT OF $60,000,000	Amendment to Loan Agreement

c/o Broadway Partners
375 Park Avenue, Suite 2107
Attention: Jason P. Semmel, Esq.
New York,  New York 10152

Fried, Frank, Harris, Shriver &
Jacobson LLP
One New York Plaza
Attention: Jonathan Mechanic, Esq.
New York, New York 1004

c/o Broadway Partners
375 Park Avenue, Suite 2107
Attention: Jonathon K. Yormak New York, New York 10152

R07B60	LBHI	237 PARK SECOND JUNIOR MEZZ LLC	08/06/2008	SECOND AMENDMENT TO SECOND MEZZANINE LOAN AGREEMENT BETWEEN LEHMAN BROTHERS HOLDINGS INC AND 237 PARK JUNIOR MEZZ LLC WITH RESPECT TO LOAN IN THE AMOUNT OF $60,000,000	Amendment to Loan Agreement

c/o Broadway Partners
375 Park Avenue, Suite 2107

Attention: Jason P. Semmel, Esq.

New York, New York 10152

Fried, Frank, Harris, Shriver &

Jacobson LLP

One New York Plaza

Attention: Jonathan Mechanic, Esq.

New York, New York 1004

c/o Broadway Partners

375 Park Avenue, Suite 2107

Attention: Jonathon K. Yormak

New York, New York 10152

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R07B60	LBHI	237 PARK SECOND JUNIOR MEZZ LLC	05/15/2007	BRIDGE MEZZANINE LOAN AGREEMENT BETWEEN 237 PARK SECOND JUNIOR MEZZ LLC AND LEHMAN BROTHERS HOLDINGS INC	Bridge Mezzanine Loan Agreement

237 Park Second Junior Mezz LLC
c/o Broadway Partners
375 Park Avenue, Suite 2107
Attention:  Jason P. Semmel, Esq.

New York, New York 10152

Fried, Frank, Harris, Shriver & Jacobson LLP
One New York Plaza

Attention: Jonathan Mechanic, Esq.

New York, New York 1004

c/o Broadway Partners

375 Park Avenue, Suite 2107

Attention: Jonathon K. Yormak

New York, New York 10152

R07B60	LBHI	237 PARK SECOND JUNIOR MEZZ LLC	07/10/2007	AMENDED AND RESTATED BRIDGE MEZZANINE LOAN AGREEMENT BETWEEN 237 PARK SECOND JUNIOR MEZZ LLC AND LEHMAN BROTHERS HOLDINGS INC IN THE AMOUNT OF $332,458,133.49	Amended and Restated Bridge Mezzanine Loan Agreement

237 Park Second Junior Mezz

LLCc/o Broadway Partners375
Park Avenue, Suite

2107Attention: Jason P. Semmel,
Esq.New York, New York

10152Fried, Frank, Harris,

Shriver & Jacobson LLPOne New

York PlazaAttention: Jonathan

Mechanic, Esq.New York, New York 1004c/o Broadway

Partners375 Park Avenue, Suite

2107Attention: Jonathon K.

YormakNew York, New York 10152

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R07B60	LBHI	237 PARK SECOND JUNIOR MEZZ LLC	07/10/2007	INTERCREDITOR AGREEMENT EXECUTED BY LEHMAN BROTHERS HOLDINGS INC	Intercreditor

237 Park Second Junior Mezz LLC

c/o Broadway Partners

375 Park Avenue, Suite 2107

Attention: Jason P. Semmel, Esq.

New York, New York 10152

Fried, Frank, Harris, Shriver &

Jacobson LLP
One New York Plaza

Attention: Jonathan Mechanic, Esq.

New York, New York 1004

c/o Broadway Partners

375 Park Avenue, Suite 2107

Attention: Jonathon K. Yormak

New York, New York 10152

R06A06	LBHI	350 WEST BROADWAY MANAGER LLC	08/19/2008	AMENDED AND RESTATED MEZZANINE CONSTRUCTION LOAN AGREEMENT BETWEEN 350 WEST BROADWAY MANAGER LLC AND LEHMAN BROTHERS HOLDINGS INC	Amendment to Loan Agreement	c/o RFR Holding, LLC 390 Park Avenue, 3rd Fl Attn: Aby J. Rosen and Frank Mangieri New York, NY 10022 Katsky Korins LLP 605 Third Avenue Attn: Randolph Amengual, Esq NY, NY 10158

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R06A15	LBHI	ATLAS CAPITAL GROUP LLC, ATLAS HOLDCO LLC	12/01/2009	AMENDED AND RESTATED CREDIT AGREEMENT AMONG ATLAS CAPITAL GROUP LLC, ATLAS HOLDCO LLC AND LEHMAN BROTHERS HOLDINGS INC IN THE AMOUNT OF $10,000,000	Amendment to Loan Agreement	Atlas Capital Group, LLC 630 Fifth Avenue, 32nd Fl Attn: Mr. Andrew B. Cohen NY, NY 10111 Atlas Holdco, LLC 630 Fifth Avenue, 32nd Fl Attn: Mr. Andrew B. Cohen NY, NY 10111
R06A15	LBHI	ATLAS CAPITAL GROUP LLC, ATLAS HOLDCO LLC	07/13/2006	CREDIT AGREEMENT AMONG ATLAS CAPITAL GROUP LLC, ATLAS HOLDCO LLC AND LEHMAN BROTHERS HOLDINGS INC	Credit Agreement	Atlas Capital Group, LLC 630 Fifth Avenue, 32nd Fl Attn: Mr. Andrew B. Cohen NY, NY 10111 Atlas Holdco, LLC 630 Fifth Avenue, 32nd Fl Attn: Mr. Andrew B. Cohen NY, NY 10111

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R09A45	LBHI as successor to Lehman Brothers Bank	iSTAR Financial Inc , JP Morgan Chase as Administrative Agent, Bank of America as Syndication Agent, JP Morgan Securities and Bank of America Securities LLC as Joint Lead Arrangers and Joint Bookrunners, Citicorp North America, Inc, Deutsche Bank AG, NY Branch and Wachovia, National Association as Documentation Agents and Barclays Bank PLC, Bear Stearns Corporate Lending Inc, Goldman Sachs Credit Partners LP, Lehman Commercial Paper Inc, Merrill Lynch Bank, Morgan Stanley Bank and UBS Loan Finance LLC, as Managing Agents	06/26/2007	Amended and Restated Revolving Credit Agreement between iSTAR Financial Inc , JP Morgan Chase as Administrative Agent, Bank of America as Syndication Agent, JP Morgan Securities and Bank of America Securities LLC as Joint Lead Arrangers and Joint Bookrunners, Citicorp North America, Inc, Deutsche Bank AG, NY Branch and Wachovia, National Association as Documentation Agents and Barclays Bank PLC, Bear Stearns Corporate Lending Inc, Goldman Sachs Credit Partners LP, Lehman Commercial Paper Inc, Merrill Lynch Bank, Morgan Stanley Bank and UBS Loan Finance LLC, as Managing Agents	Revolving Credit Agreement	Borrower: iStar Financial Inc1114 Avenue of the AmericasNY, NY 10036Attn: CFO

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R07B62	LBHI	1000-1100 WILSON OWNER LLC; 1101 WILSON OWNER	05/15/2007	LOAN AGREEMENT AMONG LEHMAN BROTHERS HOLDINGS INC, 1000-1100 WILSON OWNER LLC AND 1101 WILSON OWNER LLC	Loan Agreement

C/O Monday Properties

230 Park Avenue, Suite 500

Attention: Anthony Westreich

New York, New York 10169

Paul, Weiss, Rifkind, Wharton &

Ganison LLP

1285 Avenue of the Americas

Attention: Ms. Meredith Kane

New York, New York 10019

R07B62	LBHI	1000-1100 WILSON OWNER LLC; 1101 WILSON OWNER	07/20/2007	MODIFICATION OF LOAN AGREEMENT AND OTHER LOAN DOCUMENTS AMONG LEHMAN BROTHERS HOLDINGS INC, 1000-1100 WILSON OWNER LLC AND 1101 WILSON OWNER LLC WITH RESPECT TO LOAN IN THE AMOUNT OF $567,675,000	Amendment to Loan Agreement

C/O Monday Properties

230 Park Avenue, Suite 500

Attention: Anthony Westreich

New York, New York 10169

Paul, Weiss, Rifkind, Wharton &

Ganison LLP

1285 Avenue of the Americas

Attention: Ms. Meredith Kane

New York, New York 10019

R07B62	LBHI	1000-1100 WILSON OWNER LLC; 1101 WILSON OWNER	05/30/2008	SECOND MODIFICATION OF LOAN AGREEMENT AND OTHER LOAN DOCUMENTS AMONG LASALLE BANK NATIONAL ASSOCIATION, LEHMAN BROTHERS HOLDINGS INC, 1000-1100 WILSON OWNER LLC AND 1101 WILSON OWNER LLC WITH RESPECT TO LOAN IN THE AMOUNT OF $567,675,000	Amendment to Loan Agreement

C/O Monday Properties

230 Park Avenue, Suite 500

Attention: Anthony Westreich

New York, New York 10169

Paul, Weiss, Rifkind, Wharton &

Ganison LLP

1285 Avenue of the Americas

Attention: Ms. Meredith Kane

New York, New York 10019

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R05B33	LBHI	11 WEST 42 REALTY INVESTORS LLC	10/15/2004	LOAN AGREEMENT BETWEEN 11 WEST 42 REALTY INVESTORS LLC AND LEHMAN BROTHERS HOLDINGS INC IN THE AMOUNT OF $160,000,000	Loan Agreement

Tishman Speyer Properties, L.P

520 Madison Avenue

Attention: Chief Legal Officer

New York, New York 10022

Silverstein Properties Inc

530 Fifth Avenue

Attention: Mr. Larry Silverstein

New York, New York 10036

R05B33	LBHI	11 WEST 42 REALTY INVESTORS LLC	01/27/2005	FIRST AMENDMENT TO LOAN AGREEMENT BETWEEN 11 WEST 42 REALTY INVESTORS LLC AND LEHMAN BROTHERS HOLDINGS INC WITH RESPECT TO LOAN IN THE AMOUNT OF $160,000,000	Amendment to Loan Agreeement

Tishman Speyer Properties, L.P

520 Madison Avenue

Attention: Chief Legal Officer

New York, New York 10022

Silverstein Properties Inc

530 Fifth Avenue

Attention: Mr. Larry Silverstein

New York, New York 10036

R05B33	LBHI	11 WEST 42 SENIOR MEZZANINE LLC	10/15/2004	MEZZANINE LOAN AGREEMENT BETWEEN LEHMAN BROTHERS HOLDINGS INC AND 11 WEST 42 SENIOR MEZZANINE LLC	Mezzanine Loan Agreement

11 WEST 42 SENIOR MEZZANINE

L.L.Cc/o Tishman Speyer

Properties, L.P.520 Madison

AvenueAttention: Chief

Financial OfficerNew York, New

York 10022Tishman Speyer

Properties, L.P520 Madison

AvenueAttention: Chief Legal

OfficerNew York, New York

10022

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R05B33	LBHI	11 WEST 42 SENIOR MEZZANINE LLC	01/27/2005	FIRST AMENDMENT TO MEZZANINE LOAN AGREEMENT BETWEEN 11 WEST 42 SENIOR MEZZANINE LLC AND LEHMAN BROTHERS HOLDINGS INC WITH RESPECT TO LOAN IN THE AMOUNT OF $48,500,000	Amendment to Loan Agreement

Tishman Speyer Properties, L.P

520 Madison Avenue

Attention: Chief Legal Officer

New York, New York 10022

Silverstein Properties Inc

530 Fifth Avenue

Attention: Mr. Larry Silverstein

New York, New York 10036

R06B30	LBHI	1211 6th Avenue Junior Mezz LLC	08/24/2006	JUNIOR MEZZANINE LOAN AGREEMENT BETWEEN LEHMAN BROTHERS HOLDINGS INC AND 1211 6TH AVENUE JUNIOR MEZZ LLC IN THE AMOUNT OF $181,000,000	Junior Mezz Loan Agreement

C/O Beacon Capital Partners, LLC

One Federal Street, 26th Floor

Attention: General Counsel

Boston, Massachusetts 02110

Goulston & Storrs, PC

400 Atlantic Avenue

Attention: Robert J. Mack, Esq

Boston, Massachusetts 02110

R06B58	LBHI	215 Brazilian Holding LLC	01/31/2007	Acquisition, Pre-development and Construction Loan Agreement among 215 Brazilian Holding LLC and LBHI	Loan Agmt

215 Brazilian Holding LLC

c/o RFR Holding LLC

390 Park Avenue

NY, NY 10022

Attn: Aby Rosen, Michael Fuchs

and Frank Mangieri, Esq

Olshan Grundman Frome

Rosenzweig & Wolosky LLP

Park Avenue Tower

66 East 55th St

NY, NY 10022

Attn: Eric Goldberg, Esq

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R07C89	LBHI	25 Broad LLC	03/19/2007	AMENDED AND RESTATED LOAN AGREEMENT FOR BUILDING LOAN BETWEEN 25 BROAD LLC AND LEHMAN BROTHERS HOLDINGS INC IN THE AMOUNT OF $19,663,826	Amendment to Loan Agreement

25 Broad, LLC,

c/o Swig Equities, LLC

770 Lexington Avenue

Attention: Kent M. Swig

New York, New York, 10021

Fried, Frank, Harris, Shriver & Jacobson, LLP

One New York Plaza

Attention: Robert J. Sorin, Esq.

New York, New York, 10004

R07C89	LBHI	25 Broad LLC	03/09/2007	AMENDED AND RESTATED LOAN AGREEMENT FOR PROJECT LOAN BETWEEN 25 BROAD LLC AND LEHMAN BROTHERS HOLDINGS INC IN THE AMOUNT OF $26,658,481	Amendment to Loan Agreement

25 Broad, LLC

c/o Swig Equities, LLC

770 Lexington Avenue

Attention: Kent M. Swig

New York, New York, 10021

Fried, Frank, Harris, Shriver & Jacobson, LLP

One New York Plaza

Attention: Robert J. Sorin, Esq.

New York, New York, 10004

R07C89	LBHI	25 Broad LLC	03/09/2007	MEZZANINE LOAN AGREEMENT BETWEEN 25 BROAD MEZZ LLC AND LEHMAN BROTHERS HOLDINGS INC	Mezzanine Loan Agreement

25 Broad Mezz LLCc/o Swig

Equities, LLC770 Lexington

AvenueAttention: Kent M.

SwigNew York, New York,

10021Fried, Frank, Harris,

Shriver & Jacobson, LLPOne New York PlazaAttention: Robert J.

Sorin, Esq.New York, New York,

10004

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R07C89	LBHI	25 Broad LLC	03/09/2007	SECOND MEZZANINE LOAN AGREEMENT BETWEEN 25 BROAD MEZZ II LLC AND LEHMAN BROTHERS HOLDINGS INC	2nd Mezzanine Loan Agreement

25 Broad Mezz II LLC

c/o Swig Equities, LLC

770 Lexington Avenue

Attention: Kent M. Swig

New York, New York, 10021

Fried, Frank, Hams, Shriver &
Jacobson, LLP
One New York Plaza
Attention: Robert J. Sorin, Esq.
New York, New York, 10004

R07C89	LBHI	25 Broad LLC	03/09/2007	THIRD MEZZANINE LOAN AGREEMENT BETWEEN 25 BROAD MEZZ III LLC AND LEHMAN BROTHERS HOLDINGS INC	3rd Mezzanine Loan Agreement

25 Broad Mezz III LLC
c/o Swig Equities, LLC
770 Lexington Avenue
Attention: Kent M. Swig
New York, New York, 10021

Fried, Frank, Hanis, Shriver &
Jacobson, LLP
One New York Plaza
Attention: Robert J. Sorh, Esq.
New York, New York, 10004

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R07C89	LBHI	25 Broad LLC	03/09/2007	FOURTH MEZZANINE LOAN AGREEMENT BETWEEN 25 BROAD MEZZ IV LLC AND LEHMAN BROTHERS HOLDINGS INC	4th Mezzanine Loan Agreement

25 Broad Mew. III LLC

c/o Lehman Brothers Holdings

Inc.

770 Lexington Avenue

Attention: Kent M. Swig

New York, New York, 10021

Fried, Frank, Harris, Shriver &

Jacobson, LLP

One New York Plaza

Attention: Robert J. Soh, Esq.

New York, New York, 10004

R07B74	LBHI	37-11 DEVELOPMENT LLC; 37-111031 LLC	05/18/2007	LOAN AGREEMENT EXECUTED BY 37-11 DEVELOPMENT LLC AND 37-111031 LLC IN FAVOR OF LEHMAN BROTHERS HOLDINGS INC WITH RESPECT TO LOAN IN THE AMOUNT OF $48,036,834	Loan Agreement

c/o 37-1 1 Development LLC

158-13 72nd Avenue

Attention: Mr. David E. Marx

Flushing, New York 11365

Richard L. Yellen & Associates,

LLP

111 Broadway, 11th Floor

Attention: Richard L. Yellen, Esq.

New York, New York 10006

R07C91	LBHI	45 Broad LLC	06/12/2006	LOAN AGREEMENT BETWEEN 45 BROAD LLC AND LEHMAN BROTHERS HOLDINGS INC	Loan Agreement	45 Broad, LLC c/o Swig Equities, LLC 770 hxington Avenue Attention: Kent M. Swig New York, New York, 10021 Dreier, LLP 499 Park Avenue Attention: Mark S. Fawer, Esq. New York, New York, 10022

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R07C91	LBHI	45 Broad LLC	02/26/2007	FIRST AMENDMENT TO LOAN AGREEMENT BETWEEN LEHMAN BROTHERS HOLDINGS INC AND 45 BROAD LLC	Amendment to Loan Agreement	45 Broad, LLCc/o Swig Equities, LLC770 hxington Avenue Attention: Kent M. SwigNew York, New York, 10021Dreier, LLP499 Park Avenue Attention: Mark S. Fawer, Esq.New York, New York, 10022
R07B76	LBHI	816 CONGRESS MEZZANINE LLC	07/10/2007	MEZZANINE LOAN AGREEMENT BETWEEN 816 CONGRESS MEZZANINE LLC AND LEHMAN BROTHERS HOLDINGS INC IN AMOUNT OF $73,775,000	Mezzanine Loan Agreement

816 Congress Owner LLC

C/O NNN Realty Advisors, Inc.

1551 North Tustin Avenue, Suite

300

Attention: Jeffrey Hanson &

Mathieu Streiff

Santa Ana, California 92705

LB 816 Congress LLC

c/o Property Asset Management

Inc.

399 Park Avenue, 8th Floor

Attention: Mark Osgood

New York, New York 10022

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R07B76	LBHI	816 CONGRESS MEZZANINE LLC	07/10/2007	MEZZANINE LOAN AGREEMENT BETWEEN 816 CONGRESS MEZZANINE LLC AND LEHMAN BROTHERS HOLDINGS INC WITH RESPECT TO LOAN IN THE AMOUNT OF $157,323.74	Mezzanine Loan Agreement

816 Congress Owner LLC
C/O NNN Realty Advisors, Inc.

1551 North Tustin Avenue, Suite

300

Attention: Jeffrey Hanson &
Mathieu Streiff
Santa Ana, California 92705

LB 816 Congress LLC

c/o Property Asset Management

Inc. 399

Park Avenue, 8th Floor

Attention: Mark Osgood
New York, New York 10022

R07B76	LBHI	816 CONGRESS MEZZANINE LLC	02/06/2009	LOAN MODIFICATION AGREEMENT FOR MEZZANINE LOAN AMONG 816 CONGRESS MEZZANINE LLC, NNN REALTY ADVISORS INC AND LEHMAN BROTHERS HOLDINGS INC IN THE AMOUNT OF $790,722.79	Amendment to Loan Agreement

816 Congress Owner LLC

C/O NNN Realty Advisors, Inc.

1551 North Tustin Avenue, Suite

300

Attention: Jeffrey Hanson &

Mathieu Streiff

Santa Ana, California 92705

LB 816 Congress LLC

c/o Property Asset Management

Inc.

399 Park Avenue, 8th Floor

Attention: Mark Osgood

New York, New York 10022

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R07B76	LBHI	816 CONGRESS MEZZANINE LLC	01/01/2011	CONSENT AND FIRST AMENDMENT TO LOAN AGREEMENT BETWEEN LEHMAN BROTHERS HOLDINGS INC AND 816 CONGRESS OWNER LLC - DOCUMENT IS DATED AS 01-00-2011	Amendment to Loan Agreement

816 Congress Owner LLC

C/O NNN Realty Advisors, Inc.

1551 North Tustin Avenue, Suite

300

Attention: Jeffrey Hanson &

Mathieu Streiff

Santa Ana, California 92705

LB 816 Congress LLC

c/o Property Asset Management

Inc.

399 Park Avenue, 8th Floor

Attention: Mark Osgood

New York, New York 10022

R07B76	LBHI	816 CONGRESS MEZZANINE LLC	02/06/2009	LOAN MODIFICATION AGREEMENT FOR MEZZANINE LOAN AMONG 816 CONGRESS MEZZANINE LLC, NNN REALITY ADVISORS INC AND LEHMAN BROTHERS HOLDINGS INC WITH RESPECT TO LOAN IN THE AMOUNT OF $15,174,665.08	Amendment to Loan Agreement

816 Congress Owner LLCC/O

NNN Realty Advisors, Inc.1551

North Tustin Avenue, Suite

300Attention: Jeffrey Hanson &

Mathieu StreiffSanta Ana,

California 92705LB 816

Congress LLCc/o Property Asset

Management Inc.399 Park

Avenue, 8th FloorAttention:

Mark OsgoodNew York, New

York 10022

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R04A69	LBHI as successor to Lehman Brothers Bank, FSB (as assigned by Metropolitan Life Insurance Company)	Akron Main Place Development Corporation	12/01/1995	Open-End Mortgage and Security Agreement by Akron Main Place Development Corporation and Metropolitan Life Insurance Company dated 12/1/1995; assigned to Lehman Brothers Bank, FSB by Assignment of Note and Mortgage dated 8/5/2004.	Loan Agmt

Akron Main Place Development
Corporation
600 Society Building
159 South Main St
Akron, OH 44308
Attn: Anthony S. Manna

Amer Cunningham Brennan Co, LPA
600 Society Building

159 South Main St

Akron, OH 44308
Attn: Timothy P. Ziga, Sr

R09A52	LCPI	Archstone TIC Mezz Holdings LLC	08/27/2008	LOAN AND SECURITY AGREEMENT BETWEEN ARCHSTONE TIC MEZZ HOLDINGS LLC AND LEHMAN COMMERCIAL PAPER INC IN THE AMOUNT OF $275,000,000	Loan and Security Agreement	Lehman Brothers Holdings Inc 1271 Avenue of the Americas NY, NY 10020 Attn: Commercial Real Estate
R07A48	LBHI	BANK OF AMERICA NA	11/29/2006	INTERCREDITOR AGREEMENT BETWEEN BANK OF AMERICA NA AND LEHMAN BROTHERS HOLDINGS INC WITH RESPECT TO LOAN IN THE AMOUNT OF $218,500,000	INTERCREDITOR AGREEMENT	Bank of America, NA 200 Meeting St, 1st Fl Charleston, SC 29401 Attn: Sue T. Mahood Nexsen Pruet, LLC 205 King St; Ste 400 Charleston, SC 29401 Attn: Ashley S. Nutley, Esq

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
EUROPE	LCPI (UK)	Bank of Scotland (Llyods)	[ ] 2006	Intercreditor Agreement among Bank of Scotland and Subordinated Creditors (Lehman Brothers International (Europe); LCPI, London Branch; Lehman Brothers Europe Limited; Hatfield Philips International Limited; Picasso Investments Limited) and Picasso Investments 1 LTD	INTERCREDITOR AGREEMENT	Bank of Scotland Corporate Banking (Scotland) 4th Floor, New Uberior House 11 Early Grey St Edinburgh EH3 9BN
R07D07	LBHI	BEAR STEARNS COMMERCIAL MORTGAGE, INC.,
		BANK OF AMERICA, N.A., GERMAN AMERICAN CAPITAL CORPORATION, GOLDMAN SACHS MORTGAGE COMPANY, MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC, MERRILL LYNCH MORTGAGE LENDING, INC. and GENERAL ELECTRIC CAPITAL CORPORATION.	6/25/2008 (and amended)	AMENDED AND RESTATED CO-LENDER AGREEMENT BETWEEN BEAR STEARNS COMMERCIAL MORTGAGE, INC., BANK OF AMERICA, N.A., GERMAN AMERICAN CAPITAL CORPORATION, GOLDMAN SACHS MORTGAGE COMPANY, MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC, MERRILL LYNCH MORTGAGE LENDING, INC., LEHMAN BROTHERS HOLDINGS INC., AND GENERAL ELECTRIC CAPITAL CORPORATION, AS AMENDED.	CO-LENDER AGREEMENT (AS AMENDED)	As listed in Appendix A

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R07D07	LBHI	BEAR STEARNS COMMERCIAL
MORTGAGE, INC.,
		BANK OF AMERICA, N.A., GERMAN AMERICAN CAPITAL CORPORATION, GOLDMAN SACHS MORTGAGE COMPANY, MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC, MERRILL LYNCH MORTGAGE LENDING,INC. AND LASALLE BANK NATIONAL ASSOCIATION.	3/10/2008 (and amended)	PARTICIPATION AGREEMENT (MEZZANINE I LOAN) BETWEEN BEAR STEARNS COMMERCIAL MORTGAGE, INC., BANK OF AMERICA, N.A., GERMAN AMERICAN CAPITAL CORPORATION, GOLDMAN SACHS MORTGAGE COMPANY, MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC, MERRILL LYNCH MORTGAGE LENDING,INC., LEHMAN BROTHERS HOLDINGS INC. AND LASALLE BANK NATIONAL ASSOCIATION, AS AMENDED.	CO-LENDER AGREEMENT (AS AMENDED)	As listed in Appendix A
R07E33	LBHI	BOND BUILDING LIMITED PARTNERSHIP	07/18/2007	LOAN AGREEMENT BETWEEN LEHMAN BROTHERS HOLDINGS INC AND BOND BUILDING LIMITED PARTNERSHIP IN THE AMOUNT OF $75,000,000	LOAN AGREEMENT

Bond Building, LPc/o Tishman Speyer45 Rockefeller PlazaNY,
NY 10111Attn: Chief Financial Officer
Tishman Speyerc/o
Tishman Speyer45 Rockefeller
PlazaNY, NY 10111Attn:
Chief Legal OfficerDLA
Piper US LLP1200 19th

St NWWashington
DC 20036Attn: Frederick L. Klein

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R08D56	LCPI	BSSF 2007-LLF C5 LLC	09/12/2008	LOAN AND SECURITY AGREEMENT BETWEEN BSSF 2007-LLF C5 LLC AND LEHMAN COMMERCIAL PAPER INC	Loan and Security Agreement

BSSF 2007-LLF C5 LLC
Blackstone Real Estate Special Situations Advisors
345 Park Avenue
Attention: Randall Rothschild
New York, New York 10154

Simpson Thacher & Bartlett LLP
425 Lexington Avenue
Attention: Gregory J. Ressa, Esq.
New York, New York 10017

R05A62	LBHI	CAT-B OWNER LLC	01/09/2006	LOAN AGREEMENT BETWEEN CAT-B OWNER LLC AND LEHMAN BROTHERS HOLDINGS INC IN THE AMOUNT OF $52,000,000	Loan Agreement

c/o Capital Partners, Inc
One Independent Center Drive,
Ste 114
Attn: James R. Heistand Jacksonville, Florida 32202

Greenburg Traurig, PA

450 South Orange Ave; 6th Floor
Attn: Russell P. Hintze, Esq Orlando, Florida 32801

R05A62	LBHI	CAT-FLA OWNER LLC; CAT-ATL OWNER LLC	01/09/2006	LOAN AGREEMENT AMONG CAT-ATL OWNER LLC, CAT-FLA OWNER LLC AND LEHMAN BROTHERS HOLDINGS INC IN THE AMOUNT OF $71,000,000	Loan Agreement

c/o Capital Partners, Inc
One Independent Center Drive,
Ste 114
Attn: James R. Heistand
Jacksonville, Florida 32202

Greenburg Traurig, PA
450 South Orange Ave; 6th Floor
Attn: Russell P. Hintze,
Esq Orlando, Florida 32801

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
	LBHI as successor to PAMI	CGKL Ventures, LLC, doing business as Pacific Coast Capital Partners, LLC	06/01/2004	First Amended and Restated Limited Liability Company Agreement of PCCP Asset Holding, LLC between CGKL Ventures, LLC, doing business as Pacific Coast Capital Partners, LLC, and PAMI, an indirect subsidiary of LBHI.		PCCP Asset Holding, LLC 1960 East Grand Avenue, Ste 400 El Segundo, CA 90245
R07C44	LBHI	CORUS BANK	05/05/2008	SUBORDINATION AND INTERCREDITOR AGREEMENT BETWEEN CORUS BANK NA AND LEHMAN BROTHERS HOLDINGS INC	Intercreditor	No Notice Parties
R08B95	LCPI	CW Capital EY REIT LB2 LLC	05/30/2008	Loan and Security Agreement between CW Capital EY REIT LB2 LLC and LCPI	Loan and Security Agreement

CWCapital Enhanced Yield REIT
LLC
1540 Broadway; 23rd FL
Attn: Craig Henrich,
Senior Managing  Director
New York, New York 10036

CWCapital Enhanced Yield REIT
LLC
1540 Broadway; 23rd FL
Attn: Paul Sherington, General Counsel
New York, New York 10036

R07E33	LBHI	DEUTSCHE HYPOTHEKENBANK (Actien-Gesellschaft)	07/18/2007	Co-lending agreement between DEUTSCHE HYPOTHEKENBANK (Actien-Gesellschaft) and LBHI	Co-lending Agreement	Deutsche Hypothekenbank (Actien-Gesellschaft)International Property FinanceGeorgsplatz 830159 Hannover, GermanyAttention: Stefan Kriegs

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R07A49	LBHI as successor in interest to Teachers Insurance and Annuity Association of America	EHMD, LLC	10/07/2004	Amended and Restated Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Financing Statement between Teachers Insurance and Annuity Association of American and EHMD, LLC	Amended and Restated Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Financing Statement

EHMD, LLC
c/o Executive Hills, Inc
7101 College Blvd, Ste 1100
Overland Park, KS 66210
Attn: Mr. Larry J. Bridges,
President

Lewis, Rice & Fingersh, LLC
One Petticoat Lane
1010 Walnut, Ste 500
Kansas City, MO 64106
Attn: John Hickey, Esq.

R07D30	LCPI	EMBARCADERO CAPITAL INVESTORS THREE LP	07/17/2008	LOAN AND SECURITY AGREEMENT BETWEEN EMBARCADERO CAPITAL INVESTORS THREE LP AND LEHMAN COMMERCIAL PAPER INC	Loan and Security Agreement

Embarcadero Capital Investors
Three LP
c/o Embarcadero Capital
Partners LLC
1301 Shoreway Road, Suite 250
Attention: Eric Yopes
Belmont, CA 94002

Cox, Castle & Nicholson LLP
555 California Street, 10th Floor
Attention: Bruce Prigoff, Esq.
San Francisco, California 94002

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R07D30	LCPI	EMBARCADERO CAPITAL INVESTORS THREE LP	08/19/2009	FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT BETWEEN EMBARCADERO CAPITAL INVESTORS THREE LP AND LEHMAN COMMERCIAL PAPER INC	Amendment to Loan Agreement

Embarcadero Capital Investors
Three LP
c/o Embarcadero Capital
Partners LLC
1301 Shoreway Road, Suite 250
Attention: Eric Yopes
Belmont, CA 94002

Cox, Castle & Nicholson LLP
555 California Street, 10th Floor
Attention: Bruce Prigoff,  Esq.
San Francisco, California 94002

R07C33	LBHI	ERP MIP MEZZ BORROWER LLC, ERP MEZZ MEMBER LLC	07/18/2006	MEZZANINE LOAN AGREEMENT AMONG ERP MIP MEZZ BORROWER LLC, ERP MEZZ MEMBER LLC AND LEHMAN BROTHERS HOLDINGS INC	Mezzanine Loan Agreement	c/o Waterton Associates, LLC One N Franklin, Ste 1150 Attn:Marc Swerdlow Chicago, IL 60606 Levenfeld Pearlstein LLC 2 N LaSalle St; Ste 1130 Attn: David B. Berzon Chicago, IL 60602
R06B33	LBHI	FRI GREENVILLE MEZZ II LLC	06/29/2006	MEZZANINE LOAN AGREEMENT BETWEEN LEHMAN BROTHERS HOLDINGS INC AND FRI GREENVILLE MEZZ II LLC IN THE AMOUNT OF $32,000,000	Mezzanine Loan Agreement

FRI Greenville Mezz II LLC
2090 Palm Beach Lakes Blvd.
Suite 700
Attention Michael P. McCloskey
West Palm Beach, Florida 33409

Moyle Flanigan Katz Raymond
White Krasker P.A.
625 North Flagler Drive,
9TH Floor Attention
Wilton L. White Esq.
West Palm Beach, Florida 33409

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R08D29	LCPI (AS SUCCESSOR VIA ASSIGNMENT FROM WOODLANDS COMMERCIAL BANK (F/K/A LEHMAN BROTHERS COMMERCIAL BANK))	GEM HLT HF BORROWER HH 2A-1, LLC	08/28/2008	LOAN AND SECURITY AGREEMENT BETWEEN LEHMAN BROTHERS COMMERICAL BANK AND GEM HLT HF BORROWER HH 2A-1, LLC	LOAN AND SECURITY AGREEMENT	c/o GEM Realty Capital, Inc.900 North Michigan Avenue, Suite 1450Chicago, IL 60611Attention: Craig CaffarelliTelecopier No.: (312) 915-2901
R08D29	LCPI	GEM HLT HF BORROWER HH 2B-1, LLC,	08/28/2008	LOAN AND SECURITY AGREEMENT BETWEEN LCPI AND GEM HLT HF BORROWER HH 2B-1, LLC	LOAN AND SECURITY AGREEMENT	c/o GEM Realty Capital, Inc. 900 North Michigan Avenue, Suite 1450 Chicago, IL 60611 Attention: Craig Caffarelli Telecopier No.: (312) 915-2901
R08D29	LCPI	GEM HLT HF BORROWER HH 2B-2, LLC,	08/28/2008	LOAN AND SECURITY AGREEMENT BETWEEN LCPI AND GEM HLT HF BORROWER HH 2B-2, LLC	LOAN AND SECURITY AGREEMENT	c/o GEM Realty Capital, Inc. 900 North Michigan Avenue, Suite 1450 Chicago, IL 60611 Attention: Craig Caffarelli Telecopier No.: (312) 915-2901
R08D29	LCPI	GEM HLT HF BORROWER HH 3A-1, LLC	08/28/2008	LOAN AND SECURITY AGREEMENT BETWEEN LCPI AND GEM HLT HF BORROWER HH 3A-1, LLC	LOAN AND SECURITY AGREEMENT	c/o GEM Realty Capital, Inc. 900 North Michigan Avenue, Suite 1450 Chicago, IL 60611 Attention: Craig Caffarelli Telecopier No.: (312) 915-2901

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R08D29	LCPI	GEM HLT HF BORROWER HH 3A-2, LLC	08/28/2008	LOAN AND SECURITY AGREEMENT BETWEEN LCPI AND GEM HLT HF BORROWER HH 3A-2, LLC	LOAN AND SECURITY AGREEMENT	c/o GEM Realty Capital, Inc. 900 North Michigan Avenue, Suite 1450 Chicago, IL 60611 Attention: Craig Caffarelli Telecopier No.: (312) 915-2901
R08D29	LCPI	GEM HLT HF BORROWER HH 3B-1, LLC	08/28/2008	LOAN AND SECURITY AGREEMENT BETWEEN LCPI AND GEM HLT HF BORROWER HH 3B-1, LLC	LOAN AND SECURITY AGREEMENT	c/o GEM Realty Capital, Inc. 900 North Michigan Avenue, Suite 1450 Chicago, IL 60611 Attention: Craig Caffarelli Telecopier No.: (312) 915-2901
R08D29	LCPI	GEM HLT HF BORROWER HH 3B-2, LLC	08/28/2008	LOAN AND SECURITY AGREEMENT BETWEEN LCPI AND GEM HLT HF BORROWER HH 3B-2, LLC	LOAN AND SECURITY AGREEMENT	c/o GEM Realty Capital, Inc. 900 North Michigan Avenue, Suite 1450 Chicago, IL 60611 Attention: Craig Caffarelli Telecopier No.: (312) 915-2901
R08D29	LCPI	GEM HLT HF BORROWER HH 4-1, LLC	08/28/2008	LOAN AND SECURITY AGREEMENT BETWEEN LCPI AND GEM HLT HF BORROWER HH 4-1, LLC	LOAN AND SECURITY AGREEMENT	c/o GEM Realty Capital, Inc. 900 North Michigan Avenue, Suite 1450 Chicago, IL 60611 Attention: Craig Caffarelli Telecopier No.: (312) 915-2901
R08D29	LCPI	GEM HLT HF BORROWER HH 4-2, LLC	08/28/2008	LOAN AND SECURITY AGREEMENT BETWEEN LCPI AND GEM HLT HF BORROWER HH 4-2, LLC	LOAN AND SECURITY AGREEMENT	c/o GEM Realty Capital, Inc. 900 North Michigan Avenue, Suite 1450 Chicago, IL 60611 Attention: Craig Caffarelli Telecopier No.: (312) 915-2901

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R08C54	LBHI	GENWOOD PARADISE LTD AND GENWOOD NASSAU LTD	08/31/2006	LOAN AGREEMENT AMONG LEHMAN BROTHERS HOLDINGS INC, GENWOOD RALEIGH LLC, GENWOOD MEMPHIS I LLC, GENWOOD MEMPHIS II LLC, GENWOOD TULSA LLC, GENWOOD HOUSTON LP, GENWOOD PARADISE LTD AND GENWOOD NASSAU LTD IN THE AMOUNT OF $107,500,000	Loan Agreement	No Notice Parties
R07A62	LBHI	GENWOOD STRATHALLAN LLC	01/30/2007	LOAN AGREEMENT BETWEEN GENWOOD STRATHALLAN LLC AND LEHMAN BROTHERS HOLDINGS INC IN THE AMOUNT OF $14,600,000	Loan Agreement	No Notice Parties

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R07D43	LBHI as successor to Lehman ALI	Grand Prix Mezz Borrower 2 Floating LLC	06/29/2007	Mezzanine Loan Agreement between Grand Prix Mezz Borrower 2 Floating LLC and Lehman ALI Inc	Mezzanine Loan Agreement

Grand Prix Mezz Borrower 2

Floating LLC

c/o Apollo Investment

Corporation

9 West 57th Street

New York, New York 10019

Attention: Aaron N. Sack

Facsimile No.: (212) 515-3443

Grand Prix Mezz Borrower 2

Floating LLC

c/o Apollo Investment Corporation

9 West 57th Street

New York, New York 10019

Attention: Justin M. Korval

Facsimile No.: (212) 515-3442

Innkeepers USA

340 Royal Poinciana Way

Suite 306

Palm Beach, Florida 33480

Attention: Dennis Craven and

Mark Murphy

Facsimile No.: (561) 650-0958

Skadden, Arps, Slate, Meagher &

Flom LLP

Four Times Square

New York, NY 10036-6522

Attention: Neil L. Rock, Esq.

Facsimile No.: (917) 777-3787

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R07D43	LBHI as successor to Lehman ALI	Grand Prix Mezz Borrower 2 Floating LLC	09/09/2008	First Amendment to Mezzanine Loan Agreement between Grand Prix Mezz Borrower 2 Floating LLC and Lehman ALI	First Amendment to Mezzanine Loan Agreement

Grand Prix Mezz Borrower 2

Floating LLCc/o Apollo

Investment Corporation9 West

57th StreetNew York, New York

10019Attention: Aaron N.

SackFacsimile No.: (212) 515-

3443Grand Prix Mezz Borrower

2 Floating LLCc/o Apollo

Investment Corporation9 West

57th StreetNew York, New York

10019Attention: Justin M.

KorvalFacsimile No.: (212) 515-

3442Innkeepers USA340 Royal

Poinciana WaySuite 306Palm

Beach, Florida 33480Attention:

Dennis Craven and Mark

MurphyFacsimile No.: (561) 650-

0958Skadden, Arps, Slate,

Meagher & Flom LLPFour Times

SquareNew York, NY 10036-

6522Attention: Neil L. Rock,

Esq.Facsimile No.: (917) 777-

3787

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R07D43	LBHI as successor to Lehman ALI	Grand Prix Mezz Borrower 2 Floating LLC	01/09/2009	Second Amendment to Mezzanine Loan Agreement between Grand Prix Mezz Borrower 2 Floating LLC and Lehman ALI	Second Amendment to Mezzanine Loan Agreement

Grand Prix Mezz Borrower 2

Floating LLC

c/o Apollo Investment Corporation

9 West 57th Street

New York, New York 10019

Attention: Aaron N. Sack

Facsimile No.: (212) 515-3443

Grand Prix Mezz Borrower 2

Floating LLC

c/o Apollo Investment Corporation

9 West 57th Street

New York, New York 10019

Attention: Justin M. Korval

Facsimile No.: (212) 515-3442

Innkeepers USA

340 Royal Poinciana Way

Suite 306

Palm Beach, Florida 33480

Attention: Dennis Craven and

Mark Murphy

Facsimile No.: (561) 650-0958

Skadden, Arps, Slate, Meagher &

Flom LLP

Four Times Square

New York, NY 10036-6522

Attention: Neil L. Rock, Esq.

Facsimile No.: (917) 777-3787

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R07D43	LBHI as successor to Lehman ALI	Grand Prix Mezz Borrower 2 Floating LLC	07/09/2009	Third Amendment to Mezzanine Loan Agreement between Grand Prix Mezz Borrower 2 Floating LLC and Lehman ALI	Third Amendment to Mezzanine Loan Agreement

Grand Prix Mezz Borrower 2

Floating LLCc/o Apollo

Investment Corporation9 West

57th StreetNew York, New York

10019Attention: Aaron N.

SackFacsimile No.: (212) 515-

3443Grand Prix Mezz Borrower

2 Floating LLCc/o Apollo

Investment Corporation9 West

57th StreetNew York, New York

10019Attention: Justin M.

KorvalFacsimile No.: (212) 515-

3442Innkeepers USA340 Royal

Poinciana WaySuite 306Palm

Beach, Florida 33480Attention:

Dennis Craven and Mark

MurphyFacsimile No.: (561) 650-

0958Skadden, Arps, Slate,

Meagher & Flom LLPFour Times

SquareNew York, NY 10036-

6522Attention: Neil L. Rock,

Esq.Facsimile No.: (917) 777-

3787

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R08D29	LCPI (AS SUCCESSOR VIA ASSIGNMENT FROM WOODLANDS COMMERCIAL BANK (F/K/A LEHMAN BROTHERS COMMERCIAL BANK))	GRP BORROWER HH 2A-1, LLC	08/28/2008	LOAN AND SECURITY AGREEMENT BETWEEN LEHMAN BROTHERS COMMERICAL BANK AND GRP BORROWER HH 2A-1, LLC	LOAN AND SECURITY AGREEMENT	c/o GEM Realty Capital, Inc. 900 North Michigan Avenue, Suite 1450 Chicago, IL 60611 Attention: Craig Caffarelli Telecopier No.: (312) 915-2901
R08D29	LCPI	GRP BORROWER HH 2B-1, LLC	08/28/2008	LOAN AND SECURITY AGREEMENT BETWEEN LCPI AND GRP BORROWER HH 2B-1, LLC	LOAN AND SECURITY AGREEMENT	c/o GEM Realty Capital, Inc. 900 North Michigan Avenue, Suite 1450 Chicago, IL 60611 Attention: Craig Caffarelli Telecopier No.: (312) 915-2901
R08D29	LCPI	GRP BORROWER HH 3A-1, LLC	08/28/2008	LOAN AND SECURITY AGREEMENT BETWEEN LCPI AND GRP BORROWER HH 3A-1, LLC	LOAN AND SECURITY AGREEMENT	c/o GEM Realty Capital, Inc. 900 North Michigan Avenue, Suite 1450 Chicago, IL 60611 Attention: Craig Caffarelli Telecopier No.: (312) 915-2901
R08D29	LCPI	GRP BORROWER HH 3B-1, LLC	08/28/2008	LOAN AND SECURITY AGREEMENT BETWEEN LCPI AND GRP BORROWER HH 3B-1, LLC	LOAN AND SECURITY AGREEMENT	c/o GEM Realty Capital, Inc. 900 North Michigan Avenue, Suite 1450 Chicago, IL 60611 Attention: Craig Caffarelli Telecopier No.: (312) 915-2901

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R08D29	LCPI	GRP BORROWER HH 4-1, LLC	08/28/2008	LOAN AND SECURITY AGREEMENT BETWEEN LCPI AND GRP BORROWER HH 4-1, LLC	LOAN AND SECURITY AGREEMENT	c/o GEM Realty Capital, Inc.900 North Michigan Avenue, Suite 1450Chicago, IL 60611Attention: Craig CaffarelliTelecopier No.: (312) 915-2901
R07D23	LBHI as successor to Lehman Brothers Bank	GTIS I-AIMCAP MIDWEST HOTEL	07/23/2007	MEZZANINE B LOAN AGREEMENT BETWEEN LEHMAN BROTHERS BANK FSB AND GTIS I-AIMCAP MIDWEST HOTEL JUNIOR MEZZANINE LLC IN THE AMOUNT OF $12,800,000	Mezzanine Loan Agreement

GTIS I-AIMCAP Midwest Hotel

Junior Mezzanine, LLC

C/O JF Capital Advisors LLC

230 Park Avenue, 10th floor

New York, New York 10 1 69

Attention: Mr. Jonathan Falik

Facsimile No.: (91 7) 591 -4373

GoldenTree Insite Partners

300 Park Avenue, 25th Floor

New York, New York 10022

Attention: Chief Financial Officer

Facsimile No.: (21 2) 220-5296

Akin, Gump, Strauss, Hauer & Feld, L.L.P.

1700 Pacific Avenue

Suite 4 100

Dallas, Texas 75201

Attention: Carl B. Lee, P.C.

Facsimile No.: (2 14) 969-4343

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R07D23	LBHI as successor to Lehman Brothers Bank	GTIS I-AIMCAP MIDWEST HOTEL	03/27/2008	FIRST AMENDMENT TO MEZZANINE B LOAN AGREEMENT BETWEEN LEHMAN BROTHERS BAND FSB AND GTIS I-AIMCAP MIDWEST HOTEL JUNIOR MEZZANINE LLC IN THE AMOUNT OF $12,800,000	First Amendment to Mezzanine Loan Agreement

GTIS I-AIMCAP Midwest Hotel

Junior Mezzanine, LLC

C/O JF Capital Advisors LLC

230 Park Avenue, 10th floor

New York, New York 10169

Attention: Mr. Jonathan Falik

Facsimile No.: (91 7) 591 -4373

GoldenTree Insite Partners

300 Park Avenue, 25th Floor

New York, New York 10022

Attention: Chief Financial Officer

Facsimile No.: (21 2) 220-5296

Akin, Gump, Strauss, Hauer &

Feld, L.L.P.

1700 Pacific Avenue

Suite 4 1 00

Dallas, Texas 75201

Attention: Carl B. Lee, P.C.

Facsimile No.: (2 14) 969-4343

R03A13	LBHI	HG COSWELL INVESTORS	11/21/2007	MEMBERSHIP PLEDGE AND SECURITY AGREEMENT EXECUTED BY HG COGSWELL INVESTORS LLC IN FAVOR OF LEHMAN BROTHERS HOLDINGS INC	Membership Pledge and Security Agreement	No Notice Parties

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R07D07	LBHI	HILTON MANAGEMENT LLC, THE ENTITIES SET FORTH ON APPENDIX A-1 ATTACHED HERETO, BEAR STEARNS COMMERCIAL MORTGAGE, INC., BANK OF AMERICA, N.A., GERMAN AMERICAN CAPITAL CORPORATION, GOLDMAN SACHS MORTGAGE COMPANY, MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC, MERRILL LYNCH MORTGAGE LENDING INC. AND BEAR, STEARNS INTERNATIONAL LIMITED.	8/24/2007 (and amended)	LOAN AGREEMENT BETWEEN THE ENTITIES SET FORTH ON SCHEDULE 1.1 ATTACHED THERETO, THE ENTITIES SET FORTH ON SCHEDULE 1.2 ATTACHED THERETO, THE ENTITIES SET FORTH ON SCHEDULE 1.3 ATTACHED THERETO, THE ENTITIES SET FORTH ON SCHEDULE 1.4 ATTACHED THERETO, AND BEAR STEARNS COMMERCIAL MORTGAGE, INC., BANK OF AMERICA, N.A., GERMAN AMERICAN CAPITAL CORPORATION, GOLDMAN SACHS MORTGAGE COMPANY, MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC, MERRILL LYNCH MORTGAGE LENDING INC., LEHMAN BROTHERS HOLDINGS INC. AND BEAR, STEARNS INTERNATIONAL LIMITED, AS AMENDED.	LOAN AGREEMENT (AS AMENDED)	As listed in Appendix A

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R07D07	LBHI	HLT OWNED MEZZ-I LLC, THE ENTITIES SET FORTH ON APPENDIX A-2 ATTACHED HERETO, BEAR STEARNS COMMERCIAL MORTGAGE, INC, BANK OF AMERICA, N.A., GERMAN AMERICAN CAPITAL CORPORATION, GOLDMAN SACHS MORTGAGE COMPANY, MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC, MERRILL LYNCH MORTGAGE LENDING, INC. AND BEAR, STEARNS INTERNATIONAL LIMITED.	8/24/2007 (and amended)	MEZZANINE I LOAN AGREEMENT BETWEEN THE ENTITIES SET FORTH ON SCHEDULE 1.1 ATTACHED THERETO AND BEAR STEARNS COMMERCIAL MORTGAGE, INC, BANK OF AMERICA, N.A. GERMAN AMERICAN CAPITAL CORPORATION, GOLDMAN SACHS MORTGAGE COMPANY, MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC, MERRILL LYNCH MORTGAGE LENDING, INC., LEHMAN BROTHERS HOLDINGS INC. AND BEAR, STEARNS INTERNATIONAL LIMITED, AS AMENDED.	MEZZANINE LOAN AGREMEENT (AS AMENDED)	As listed in Appendix A

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R07B68	LBHI	HOLCOMB BRIDGE PARTNERS LLC, JASMINE AT HOLCOMB BRIDGE LLC	05/15/2007	MEZZANINE LOAN AGREEMENT AMONG HOLCOMB BRIDGE PARTNERS LLC, LEHMAN BROTHERS HOLDINGS NC AND JASMINE AT HOLCOMB BRIDGE LLC IN THE AMOUNT OF $9,075,000	Mezzanine Loan Agreement

Holcomb Bridge Partners, LLC

c/o Lyon Ventures Capital

4901 Birch Street

Frank T. Suryan, Jr.

Newport Beach, California

92660

DCM Investors lll LLC

4350 Von Karman Avenue, Suite

400

Greg Merage

Newport Beach, California

92660

RP7A81	LBHI	ISTAR FINANCIAL INC AND PACIFIC COAST CAPITAL FUNDING LLC	04/06/2004	SUBORDINATION AND STANDSTILL AGREEMENT BETWEEN ISTAR FINANCIAL INC AND PACIFIC COAST CAPITAL FUNDING LLC	Subordination and Standstill Agreement	No Notice Parties
R07D56	LBHI	IVC WH HG II LLC	06/04/2008	PARTICIPATION AGREEMENT BETWEEN LEHMAN BROTHERS HOLDINGS INC AND IVC WH HG II LLC WITH RESPECT TO LOAN IN THE AMOUNT OF $62,500,000	Participation Agreement	No Notice Parties
R07D40	LBHI	JASMINE AT THE GALLERIA LLC AND LYON MANAGEMENT GROUP INC	01/14/2008	LOAN MODIFICATION AND RATIFICATION AGREEMENT AMONG LEHMAN BROTHERS HOLDINGS INC, JASMINE AT THE GALLERIA LLC AND LYON MANAGEMENT GROUP INC WITH RESPECT TO LOAN IN THE AMOUNT OF $19,075,000	Amendment to Loan Agreement	Jasmine at the Galleria, LLC 4901 Birch St Newport Beach, CA 92660 Attn: Frank T. Suryan, Jr Pillsbury Winthrop LLP 50 Fremont Street San Francisco, CA 94105 Attn: Thomas Gump, Esq

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R07D40	LBHI	JASMINE AT THE GALLERIA LLC, LYON MANAGEMENT GROUP INC, AND SWEDBANK AB	07/26/2010	SECOND LOAN MODIFICATION AGREEMENT AMONG JASMINE AT THE GALLERIA LLC, LYON MANAGEMENT GROUP INC, LEHMAN BROTHERS HOLDINGS INC, LEHMAN BROTHERS HOLDINGS INC AND SWEDBANK AB WITH RESPECT TO LOAN IN THE AMOUNT OF $19,075,000	Amendment to Loan Agreement	Jasmine at the Galleria, LLC 4901 Birch St Newport Beach, CA 92660 Attn: Frank T. Suryan, Jr Pillsbury Winthrop LLP 50 Fremont Street San Francisco, CA 94105 Attn: Thomas Gump, Esq
R07D40	LBHI	Jasmine at the Galleria, LLC	05/17/2006	Loan Agreement between Jasmine at the Galleria, LLC and Lehman Brothers Holdings Inc	Loan Agreement	Jasmine at the Galleria, LLC 4901 Birch St Newport Beach, CA 92660 Attn: Frank T. Suryan, Jr Pillsbury Winthrop LLP 50 Fremont Street San Francisco, CA 94105 Attn: Thomas Gump, Esq
R06B54	LBHI	JASMINE VILLAGE LLC	12/21/2006	LOAN AGREEMENT BETWEEN JASMINE VILLAGE LLC AND LEHMAN BROTHERS HOLDINGS INC IN THE AMOUNT OF $12,150,000	Loan Agreement

Jasmine Village, LLC

4901 Birch Street

Attention: Frank T. Suryan, Jr

Newport Beach, California

92660

Pillsbury Winthrop LLP

50 Fremont Street

Attention: Thomas Gump, Esq

San Francisco, California 94105

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R08C99	LCPI	JBC FUNDS JHC MEZZ LLC	08/28/2008	LOAN AND SECURITY AGREEMENT BETWEEN JBC FUNDS JHC MEZZ LLC AND LEHMAN COMMERCIAL PAPER INC IN THE AMOUNT OF $13,460,591.95	Loan and Security Agreement

JBC Funds JHC Mezz, LLC

c/o The John Buck Company

One North Wacker Drive (Suite

2400)

Attn: Charles R. Beaver

Chicago, Illinois 60606

Obermayer Rebmann Maxwell &

Hippel LLP

One Penn Center (19th Floor)

1617 John F. Kennedy Blvd.

Attn: Jeffrey Rotwitt, Esq.

Philadelphia, PA 19103-1895

R07C55	LBHI	JUNG DEVELOPMENTS INC, JUNG DEVELOPMENTS INFINITY 2 INC AND PARK PLACE TOWERS LIMITED PARTNERSHIP	05/08/2009	AMENDED AND RESTATED LOAN AGREEMENT AMONG LEHMAN BROTHERS HOLDINGS INC, JUNG DEVELOPMENTS INC, JUNG DEVELOPMENTS INFINITY 2 INC AND PARK PLACE TOWERS LIMITED PARTNERSHIP	Amended and Restated Loan Agreement

c/o Concord Development

Properties Ltd.

9th Floor, 1095 W. Pender Street

Attention: Cliff McCracken,

Senior Vice President

Vancouver, British columbia V6E

2M6

Farris, Vaughan, Wills & Murphy

LLP

700 West Georgia Street

Attention: Mitchell Gropper QC

Vancouver, British columbia V7Y

1B3

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R07A55	LBHI	Kapalua Bay, LLC	02/11/2009	Construction Loan Agreement among LBHI and various other lenders and Kapalua Bay, LLC, as Borrower with respect to loan in the original principal amount of up to $354,455,968.31	Amended and Restated Construction Loan Agreement	As Listed in Appendix B
R01A03	LBHI	KARIM ALIBHAI	08/05/2007	PLEDGE AND SECURITY AGREEMENT EXECUTED BY KARIM ALIBHAI IN FAVOR OF LEHMAN BROTHERS HOLDINGS INC WITH RESPECT TO LOAN IN THE AMOUNT OF $10,000,000	Pledge and Security Agreement	c/o Gencom Group 801 Brickell Avenue, PH2 Miami, FL 33131
R01A03	LBHI	KARIM ALIBHAI	07/29/2008	FIRST AMENDMENT TO LOAN DOCUMENTS BETWEEN KARIM ALIBHAI AND LEHMAN BROTHERS HOLDINGS INC WITH RESPECT TO THE AMOUNT OF $10,000,000	Amendment to Loan Agreement	c/o Gencom Group 801 Brickell Avenue, PH2 Miami, FL 33131

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R07D94	LBHI	LANDESBANK BADEN-WUERTTEMBERG (as successor to Landesbank Sachsen Girozentrale), MSRE HANCOCK SPV A LLC and MSRE HANCOCK SPV B LLC	05/30/2008	AMENDED AND RESTATED INTERCREDITOR AGREEMENT by and among LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF LEHMAN BROTHERS FLOATING RATE COMMERCIAL MORTGAGE TRUST 2007- LLF C5 COMMERCIAL MORTGAGE PASS- THROUGH CERTIFICATES, SERIES 2007-LLF C5, as Senior Lender LANDESBANK BADEN-WUERTTEMBERG (as successor to Landesbank Sachsen Girozentrale), as Mezzanine Lender A MSRE HANCOCK SPV A LLC and MSRE HANCOCK SPV B LLC, collectively, as Mezzanine Lender B and LEHMAN BROTHERS HOLDINGS INC., as Mezzanine Lender C Dated as of May 30, 2008	Intercreditor

Landesbank Baden -

Wuerttemberg

Humboldtstrasse 25

D-04105 Leipzig, Germany

Attention: Kristin Kappler

Facsimile No.: +49 341 979 3209

MSRE Hancock SPV A LLC

MSRE Hancock SPV B LLC

c/o Morgan Stanley

1585 Broadway, 37th Floor

New York, New York 10036

Attention: Mark Hudspeth

Facsimile No.: (212) 507-4365

Legal and Compliance

Morgan Stanley

1221 Avenue of the Americas,

40th Floor

New York, New York 10020

Attention: Amie Benedetto, Esq.

Facsimile No.: (646) 403-9605

Pillsbury Winthrop Shaw Pittman LLP

2300 N Street, NW

Washington, DC 20037-1122

Attention: Robert B. Robbins, Esq.

Facsimile No.: (202) 513-8050

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R06A06	LBHI	LANDESBANK BADEN-WURTTEMBERG	08/19/2008	INTERCREDITOR AGREEMENT BETWEEN LANDESBANK BADEN-WURTTEMBERG AND LEHMAN BROTHERS HOLDINGS INC IN THE AMOUNT OF $60,300,000	Intercreditor	Landesbank Baden- Wurtternberg 5774 Real Estate Finance 8 Grobe Bleiche 54-56 Attn: Tina Ulrich 55098 Mainz, Shearman & Sterling LLP 599 Lexington Avenue Attn: Robert W. Fagiola NY, NY 10022
R07B62	LBHI	LASALLE BANK NATIONAL ASSOCIATION	07/20/2007	AMENDED AND RESTATED CO-LENDER AGREEMENT BETWEEN LASALLE BANK NATIONAL ASSOCIATION AND LEHMAN BROTHERS HOLDINGS INC IN THE LOAN AMOUNT OF $567,675,000	CoLender	No Notice Parties

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R06B30	LBHI	LaSalle Bank National Association	11/28/2006	SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT by and among LASALLE BANK NATIONAL ASSOCIATION, a national banking association, as Trustee for the Registered Holders Of LB-UBS Commercial Mortgage Trust 2006-C6, Commercial Mortgage Pass-Through Certificates, Series 2006-C6 and LEHMAN BROTHERS HOLDINGS INC (Senior Lender/First Mezzanine Lender/Second Mezzanine Lender/Third Mezzanine Lender/Junior Mezzanine Lender)	INTERCREDITOR AGREEMENT

LaSalle Bank National

Association, as Trustee

c/o Wachovia Bank, N.A.

Real Estate & Financial Services

Investment Banking

Re: LB-UBS 2006-C6 ;

Loan no. 343001742

8739 Research Drive, URPCNC

1075

Charlotte, NC 28262- I075

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R07D19	LBHI as successor to Lehman Brothers Bank	LASALLE BANK NATIONAL ASSOCIATION, BARCLAYS CAPITAL REAL ESTATE INC., GOLDMAN SACHS MORTGAGE COMPANY, BARCLAYS CAPITAL REAL ESTATE INC., GOLDMAN SACHS MORTGAGE COMPANY, LEHMAN BROTHERS BANK, FSB., BARCLAYS CAPITAL REAL ESTATE INC.,GOLDMAN SACHS MORTGAGE COMPANY, BARCLAYS CAPITAL REAL ESTATE INC., GOLDMAN SACHS MORTGAGE COMPANY	11/20/2007	MEZZANINE CO-LENDER AGREEMENT (Mezzanine C) by and among LASALLE BANK NATIONAL ASSOCIATION, As Custodian, BARCLAYS CAPITAL REAL ESTATE INC., a Delaware corporation, As the Initial A-1 Noteholder, GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership, As the Initial A-2 Noteholder, BARCLAYS CAPITAL REAL ESTATE INC., a Delaware corporation, As the Initial A-3 Noteholder, GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership, As the Initial A-4 Noteholder, LEHMAN BROTHERS BANK, FSB., a federal stock savings bank, As the Initial A-5 Noteholder, BARCLAYS CAPITAL REAL ESTATE INC., a Delaware corporation, As the Initial A-6 noteholder, GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership, As the Initial A-7 Noteholder	CoLender

LASALLE BANK NATIONAL

ASSOCIATIONNotice

Address:LaSalle Bank National

AssociationGlobal Securities &

Trust Services135 S. LaSalle

Street, Suite 1640Chicago,

Illinois 60603Attention: Marcia

Moore-AllenTelephone: 3 12-

904-033 8Telecopier: 3 12-904-

6006Delivery Address:LaSalle

Bank National AssociationGlobal

Securities & Trust Services135 S.

LaSalle Street, Suite

1640Chicago, Illinois

60603Attention: Winnie

KantarisTelephone: 3 12-904-

597 1Telecopier: 3 12-904-

6006Initial A- 1 Noteholder,

Initial A-3 Noteholder, Initial A-6

Noteholder:BARCLAYS CAPITAL

REAL ESTATE INC.Notice

Address:Barclays Capital Real

Estate Inc.200 Park AvenueNew

York, NY 10166Attn: CMBS

ServicingFacsimile No.: (212) 4

12-1 664Thacher Proffitt &

Wood LLPTwo World Financial

CenterNew York, New York

10281Attn: David S. Hall,

Esq.Fax: (2 12) 912-775 1Initial

A-2 Noteholder, Initial A-4

Noteholder, Initial A-7

Noteholder:GOLDMAN SACHS

MORTGAGE COMPANYNotice

Address:Goldman Sachs

Mortgage Company85 Broad

StreetNew York, New York

10004Attention: Ted

BorterFacsimile No.: (212) 357-

5505Thacher Proffitt & Wood

LLPTwo World Financial

CenterNew York, New York 1

028 1Attn: David S. Hall,

Esq.Fax: (2 12) 912-775 1Initial

A-5 Noteholder:LEHMAN

BROTHERS BANK, FSB.Notice

Address:Lehrnan Brothers

Bank, FSB.C/O Lehman

Brothers Holdings, Inc.3 99

Park AvenueNew York, New

York 10022Attention: Larry

KravetzFacsimile No.: (646)

758-4168Thacher Proffitt &

Wood LLPTwo World Financial

CenterNew York, New York

1028 1Attn: David S. Hall,

Esq.Fax: (212) 912-775 1

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R07D19	LBHI as successor to Lehman Brothers Bank	LASALLE BANK NATIONAL ASSOCIATION, BARCLAYS CAPITAL REAL ESTATE INC., GOLDMAN SACHS MORTGAGE COMPANY, BARCLAYS CAPITAL REAL ESTATE INC., GOLDMAN SACHS MORTGAGE COMPANY, LEHMAN BROTHERS BANK, FSB., BARCLAYS CAPITAL REAL ESTATE INC.,GOLDMAN SACHS MORTGAGE COMPANY, BARCLAYS CAPITAL REAL ESTATE INC., GOLDMAN SACHS MORTGAGE COMPANY	11/20/2007	MEZZANINE CO-LENDER AGREEMENT (Mezzanine D) by and among LASALLE BANK NATIONAL ASSOCIATION, As Custodian, BARCLAYS CAPITAL REAL ESTATE INC., a Delaware corporation, As the Initial A-1 Noteholder, GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership, As the Initial A-2 Noteholder, BARCLAYS CAPITAL REAL ESTATE INC., a Delaware corporation, As the Initial A-3 Noteholder, GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership, As the Initial A-4 Noteholder, LEHMAN BROTHERS BANK, FSB., a federal stock savings bank, As the Initial A-5 Noteholder, BARCLAYS CAPITAL REAL ESTATE INC., a Delaware corporation, As the Initial A-6 noteholder, GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership, As the Initial A-7 Noteholder	CoLender

LASALLE BANK NATIONAL

ASSOCIATION

Notice Address:

LaSalle Bank National

Association

Global Securities & Trust

Services

135 S. LaSalle Street, Suite 1640

Chicago, Illinois 60603

Attention: Marcia Moore-Allen

Telephone: 3 12-904-033 8

Telecopier: 3 12-904-6006

Delivery Address:

LaSalle Bank National

Association

Global Securities & Trust

Services

135 S. LaSalle Street, Suite 1640

Chicago, Illinois 60603

Attention: Winnie Kantaris

Telephone: 3 12-904-597 1

Telecopier: 3 12-904-6006

Initial A- 1 Noteholder, Initial A-3

Noteholder, Initial A-6

Noteholder:

BARCLAYS CAPITAL REAL ESTATE

INC.

Notice Address:

Barclays Capital Real Estate Inc.

200 Park Avenue

New York, NY 10166

Attn: CMBS Servicing

Facsimile No.: (212) 4 12-1 664

Thacher Proffitt & Wood LLP

Two World Financial Center

New York, New York 10281

Attn: David S. Hall, Esq.

Fax: (2 12) 912-775 1

Initial A-2 Noteholder, Initial A-

4 Noteholder, Initial A-7

Noteholder:

GOLDMAN SACHS MORTGAGE

COMPANY

Notice Address:

Goldman Sachs Mortgage

Company

85 Broad Street

New York, New York 10004

Attention: Ted Borter

Facsimile No.: (212) 357-5505

Thacher Proffitt & Wood LLP

Two World Financial Center

New York, New York 1 028 1

Attn: David S. Hall, Esq.

Fax: (2 12) 912-775 1

Initial A-5 Noteholder:

LEHMAN BROTHERS BANK,

FSB.

Notice Address:

Lehrnan Brothers Bank, FSB.

C/O Lehman Brothers

Holdings, Inc.

3 99 Park Avenue

New York, New York 10022

Attention: Larry Kravetz

Facsimile No.: (646) 758-4168

Thacher Proffitt & Wood LLP

Two World Financial Center

New York, New York 1028 1

Attn: David S. Hall, Esq.

Fax: (212) 912-775 1

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R07D19	LBHI as successor to Lehman Brothers Bank	LASALLE BANK NATIONAL ASSOCIATION, BARCLAYS CAPITAL REAL ESTATE INC., GOLDMAN SACHS MORTGAGE COMPANY, BARCLAYS CAPITAL REAL ESTATE INC., GOLDMAN SACHS MORTGAGE COMPANY, LEHMAN BROTHERS BANK, FSB., BARCLAYS CAPITAL REAL ESTATE INC.,GOLDMAN SACHS MORTGAGE COMPANY, BARCLAYS CAPITAL REAL ESTATE INC., GOLDMAN SACHS MORTGAGE COMPANY	11/20/2007	MEZZANINE CO-LENDER AGREEMENT (Mezzanine F) by and among LASALLE BANK NATIONAL ASSOCIATION, As Custodian, BARCLAYS CAPITAL REAL ESTATE INC., a Delaware corporation, As the Initial A-1 Noteholder, GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership, As the Initial A-2 Noteholder, BARCLAYS CAPITAL REAL ESTATE INC., a Delaware corporation, As the Initial A-3 Noteholder, GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership, As the Initial A-4 Noteholder, LEHMAN BROTHERS BANK, FSB., a federal stock savings bank, As the Initial A-5 Noteholder, BARCLAYS CAPITAL REAL ESTATE INC., a Delaware corporation, As the Initial A-6 noteholder, GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership, As the Initial A-7 Noteholder	CoLender

LASALLE BANK NATIONAL

ASSOCIATIONNotice

Address:LaSalle Bank National

AssociationGlobal Securities &

Trust Services135 S. LaSalle

Street, Suite 1640Chicago,

Illinois 60603Attention: Marcia

Moore-AllenTelephone: 3 12-

904-033 8Telecopier: 3 12-904-

6006Delivery Address:LaSalle

Bank National AssociationGlobal

Securities & Trust Services135 S.

LaSalle Street, Suite

1640Chicago, Illinois

60603Attention: Winnie

KantarisTelephone: 3 12-904-

597 1Telecopier: 3 12-904-

6006Initial A- 1 Noteholder,

Initial A-3 Noteholder, Initial A-6

Noteholder:BARCLAYS CAPITAL

REAL ESTATE INC.Notice

Address:Barclays Capital Real

Estate Inc.200 Park AvenueNew

York, NY 10166Attn: CMBS

ServicingFacsimile No.: (212) 4

12-1 664Thacher Proffitt &

Wood LLPTwo World Financial

CenterNew York, New York

10281Attn: David S. Hall,

Esq.Fax: (2 12) 912-775 1Initial

A-2 Noteholder, Initial A-4

Noteholder, Initial A-7

Noteholder:GOLDMAN SACHS

MORTGAGE COMPANYNotice

Address:Goldman Sachs

Mortgage Company85 Broad

StreetNew York, New York

10004Attention: Ted

BorterFacsimile No.: (212) 357-

5505Thacher Proffitt & Wood

LLPTwo World Financial

CenterNew York, New York 1

028 1Attn: David S. Hall,

Esq.Fax: (2 12) 912-775 1Initial

A-5 Noteholder:LEHMAN

BROTHERS BANK, FSB.Notice

Address:Lehrnan Brothers

Bank, FSB.C/O Lehman

Brothers Holdings, Inc.3 99

Park AvenueNew York, New

York 10022Attention: Larry

KravetzFacsimile No.: (646)

758-4168Thacher Proffitt &

Wood LLPTwo World Financial

CenterNew York, New York

1028 1Attn: David S. Hall,

Esq.Fax: (212) 912-775 1

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R07C33	LBHI	LASALLE BANK NATIONAL ASSOCIATION, ERP MINNESOTA PORTFOLIO LLC, ERP MIP MEZZ BORROWER LLC AND WATERTON ASSOCIATES LLC	06/26/2008	LETTER AGREEMENT AMONG LASALLE BANK NATIONAL ASSOCIATION, LEHMAN BROTHERS HOLDINGS INC, ERP MINNESOTA PORTFOLIO LLC, ERP MIP MEZZ BORROWER LLC AND WATERTON ASSOCIATES LLC REGARDING MORTGAGE LOAN AND MEZZANINE LOAN	Intercreditor	No Notice Parties
R03A13	LBHI	LB HG NEWARK LLC	11/21/2007	MEMBERSHIP PLEDGE AND SECURITY AGREEMENT FOR LB HG NEWARK LLCS INTEREST AS MEMBER OF HG NEWARK INVESTOR LLC EXECUTED BY LB HG NEWARK LLC IN FAVOR OF LEHMAN BROTHERS HOLDINGS INC	Membership and Pledge Agreement	No Notice Parties
R07D80	LBHI	LBHI	07/11/2007	CO-LENDER AGREEMENT BETWEEN LEHMAN BROTHERS HOLDINGS INC., AS INITIAL NOTE A HOLDER, AND LEHMAN BROTHERS HOLDINGS INC., AS INITIAL NOTE B HOLDER WITH REGARD TO ONE AMERICAN CENTER	Co-Lending Agreement

One American Center

A Note Lender:

KeyCorp Real Estate Capital

Markets

11501 Outlook, Ste. 300

Overland Park, KS 66211

Attention: Anna E. Trigg

Telecopier: (877) 379-1625

B Note Lender:

KeyCorp Real Estate Capital

Markets

11501 Outlook, Ste. 300

Overland Park, KS 66211

Attention: Boubacar Vilane

Telecopier: (877) 379-1625

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
	LBHI	LBHI, PAMI, and Lehman ALI, CGKL Ventures LLC and PCCP Asset Holding, LLC	05/01/2004	Amended and Restated Asset Management and Loan Servicing Agreement between LBHI, PAMI, and Lehman ALI, CGKL Ventures LLC doing business as Pacific Coast Capital Partners, LLC and PCCP Asset Holding, LLC	Asset Management and Loan Servicing Agreement	PCCP Asset Holding, LLC 1960 East Grand Avenue, Ste 400 El Segundo, CA 90245
R05B33	LBHI	LBHI/LBHI	10/15/2004	INTERCREDITOR AGREEMENT EXECUTED LEHMAN BROTHERS HOLDINGS INC AS SENIOR LENDER AND LEHMAN BROTHERS HOLDINGS INC AS MEZZANINE LENDER WITH RESPECT TO LOAN IN THE AMOUNT OF $160,000,000	Intercreditor Agreement	Lehman Brothers Holdings Inc 1271 Avenue of the Americas NY, NY 10020 Attn: Commercial Real Estate
R05B36	LBHI	LBHI/LBHI	08/09/2005	CO-LENDER AGREEMENT BETWEEN LEHMAN BROTHERS HOLDINGS INC AS INITIAL NOTE A HOLDER AND LEHMAN BROTHERS HOLDINGS INC AS INITIAL NOTE B HOLDER WITH RESPECT TO LOAN IN THE AMOUNT OF $14,080,000	CoLender	Lehman Brothers Holdings Inc1271 Avenue of the AmericasNY, NY 10020Attn: Commercial Real Estate
R07D35	LBHI	LBHI/LBHI	08/09/2007	INTERCREDITOR AGREEMENT AMONG LEHMAN BROTHERS HOLDINGS INC AS SENIOR LENDER, LEHMAN BROTHERS HOLDINGS INC AS SENIOR MEZZANINE LENDER AND LEHMAN BROTHERS HOLDINGS INC AS JUNIOR MEZZANINE LENDER	Intercreditor Agreement	Lehman Brothers Holdings Inc 1271 Avenue of the Americas NY, NY 10020 Attn: Commercial Real Estate

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R07B68	LBHI	LBHI/LBHI	05/15/2007	INTERCREDITOR AGREEMENT BETWEEN LEHMAN BROTHERS HOLDINGS INC AS SENIOR LENDER AND LEHMAN BROTHERS HOLDINGS INC AS MEZZANINE LENDER WITH RESPECT TO LOAN IN THE AMOUNT OF $23,900,000	Intercreditor Agreement	Lehman Brothers Holdings Inc 1271 Avenue of the Americas NY, NY 10020 Attn: Commercial Real Estate
R06B33	LBHI	LBHI/LBHI	08/10/2007	INTERCREDITOR AGREEMENT BETWEEN LEHMAN BROTHERS HOLDINGS INC AS SENIOR LENDER AND LEHMAN BROTHERS HOLDINGS INC AS MEZZANINE LENDER	Intercreditor Agreement	Lehman Brothers Holdings Inc 1271 Avenue of the Americas NY, NY 10020 Attn: Commercial Real Estate
R07D05	LBHI	LBHI/LBHI	05/01/2006	INTERCREDITOR AGREEMENT EXECUTED BY LEHMAN BROTHERS HOLDINGS INC - DOCUMENT IS DATED AS 05-00-2006	Intercreditor	Lehman Brothers Holdings Inc 1271 Avenue of the Americas NY, NY 10020 Attn: Commercial Real Estate
R07D43	LBHI as successor to Lehman ALI	LBHI/LBHI	04/29/2008	Amended and Restated Intercreditor Agreement by and between Lehman ALI as Senior Lender and Lehman ALI as Mezzanine Lender	INTERCREDITOR AGREEMENT	Lehman Brothers Holdings Inc 1271 Avenue of the Americas NY, NY 10020 ATTN: Commercial Real Estate
R06B31	LBHI as successor to Lehman Brothers Bank	LBHI/LBHI	09/28/2006	CO-LENDING AGREEMENT OF LOAN AGREEMENT EXECUTED BY LEHMAN BROTHERS BANK FSB WITH RESPECT TO LOAN IN THE AMOUNT OF $42,500,000	CoLender	Lehman Brothers Holdings Inc 1271 Avenue of the Americas NY, NY 10020 ATTN: Commercial Real Estate

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R05B36	LBHI as successor to Lehman Brothers Bank	LBHI/LBHI	08/09/2005	Colender Agreement between LBHI (Initial Note A Holder) and LBHI (Initieal Note B Holder)	CoLender	Lehman Brothers Holdings Inc 1271 Avenue of the Americas NY, NY 10020 ATTN: Commercial Real Estate
R07A16	LBHI as successor to Lehman Brothers Bank	LBHI/LBHI	06/01/2007	Intercreditor Agreement between LBB and LBB	Intercreditor	Lehman Brothers Holdings Inc 1271 Avenue of the Americas NY, NY 10020 ATTN: Commercial Real Estate
R07D96	LBHI as successor to Lehman Brothers Bank	LBHI/LBHI	08/13/2007	INTERCREDITOR AGREEMENT by and among LEHMAN BROTHERS BANK FSB, as Senior Lender LEHMAN BROTHERS BANK FSB, as Mezzanine Lender A LEHMAN BROTHER9 BANK FSB, as Mezzanine Lender B and LEHMAN BROTHERS BANK FSB, as Mezzanine Lender C	INTERCREDITOR AGREEMENT	Lehman Brothers Holdings Inc 1271 Avenue of the Americas NY, NY 10020 ATTN: Commercial Real Estate
R05B41	LBHI/LCPI	LBHI/LCPI	10/25/2005	Intercreditor Agreement between LBHI as senior lender and LBHI as mezzanine lender	Intercreditor	Lehman Brothers Holdings Inc 1271 Avenue of the Americas NY, NY 10020 Attn: Commercial Real Estate
R07B62	LCPI/LBHI	LBHI/LCPI	05/15/2007	INTERCREDITOR AGREEMENT BETWEEN LEHMAN BROTHERS HOLDINGS INC AND LEHMAN COMMERCIAL PAPER INC	Intercreditor	Lehman Brothers Holdings Inc 1271 Avenue of the Americas NY, NY 10020 Attn: Commercial Real Estate

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R07D80	LCPI/LBHI	LBHI/LCPI	06/01/2007	INTERCREDITOR AGREEMENT BETWEEN LEHMAN BROTHERS HOLDINGS INC AND LEHMAN COMMERCIAL PAPER INC	Intercreditor (One Congress Plaza)

One Congress PlazaA Note

Lender:KeyCorp Real Estate

Capital Markets11501 Outlook,

Ste. 300Overland Park, KS

66211Attention: Anna E.

TriggTelecopier: (877) 379-

1625B Note Lender:KeyCorp

Real Estate Capital

Markets11501 Outlook, Ste. 300
Overland Park, KS

66211Attention: Boubacar

VilaneTelecopier: (877) 379-

1625

R07D80	LCPI/LBHI	LBHI/LCPI	06/01/2007	INTERCREDITOR AGREEMENT BETWEEN LEHMAN BROTHERS HOLDINGS INC AND LEHMAN COMMERCIAL PAPER INC	Intercreditor (One American Center)

One American Center

A Note Lender:

KeyCorp Real Estate Capital

Markets

11501 Outlook, Ste. 300

Overland Park, KS 66211

Attention: Anna E. Trigg

Telecopier: (877) 379-1625

B Note Lender:

KeyCorp Real Estate Capital

Markets

11501 Outlook, Ste. 300

Overland Park, KS 66211

Attention: Boubacar Vilane

Telecopier: (877) 379-1625

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R07D80	LCPI/LBHI	LBHI/LCPI	06/01/2007	INTERCREDITOR AGREEMENT BETWEEN LEHMAN BROTHERS HOLDINGS INC AND LEHMAN COMMERCIAL PAPER INC WITH RESPECT TO LOAN IN THE AMOUNT OF $127,000,000	Intercreditor (300 West 6th)	300 W. 6th A Note Lender: KeyCorp Real Estate Capital Markets 11501 Outlook, Ste. 300 Overland Park, KS 66211 Attention: Anna E. Trigg Telecopier: (877) 379-1625
R07D80	LCPI/LBHI	LBHI/LCPI	06/01/2007	INTERCREDITOR AGREEMENT BETWEEN LEHMAN BROTHERS HOLDINGS INC AND LEHMAN COMMERCIAL PAPER INC	Intercreditor (401 Congress)

Frost Bank Tower

A Note Lender:

KeyCorp Real Estate Capital

Markets

11501 Outlook, Ste. 300

Overland Park, KS 66211

Attention: Anna E. Trigg

Telecopier: (877) 379-1625

B Note Lender:

KeyCorp Real Estate Capital

Markets

11501 Outlook, Ste. 300

Overland Park, KS 66211

Attention: Boubacar Vilane

Telecopier: (877) 379-1625

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R07D80	LCPI/LBHI	LBHI/LCPI	06/01/2007	INTERCREDITOR AGREEMENT BETWEEN LEHMAN BROTHERS HOLDINGS INC AND LEHMAN COMMERCIAL PAPER INC	Intercreditor (San Jacinto Center)

San Jocinto CenterA Note

Lender:KeyCorp Real Estate

Capital Markets11501 Outlook,

Ste. 300Overland Park, KS

66211Attention: Anna E.

TriggTelecopier: (877) 379-

1625B Note Lender:KeyCorp

Real Estate Capital

Markets11501 Outlook, Ste.

300Overland Park, KS

66211Attention: Boubacar

VilaneTelecopier: (877) 379-

1625

R07D80	LCPI/LBHI	LBHI/LCPI	06/01/2007	INTERCREDITOR AGREEMENT BETWEEN LEHMAN BROTHERS HOLDINGS INC AND LEHMAN COMMERCIAL PAPER INC	Intercreditor (Research Park Plaza I&II)

Research Park Plaza I & II

Senior Loan Lender:

KeyCorp Real Estate Capital

Markets, Inc.

11501 Outlook, Ste. 300

Overland Park, KS 66211

Attention: Mark Mosher

Telecopier: (877) 379-1625

Mezzanine Loan Lender:

KeyCorp Real Estate Capital

Markets, Inc.

11501 Outlook, Ste. 300

Overland Park, KS 66211

Attention: Mark Mosher

Telecopier: (877) 379-1625

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R07D80	LCPI/LBHI	LBHI/LCPI	06/01/2007	INTERCREDITOR AGREEMENT BETWEEN LEHMAN BROTHERS HOLDINGS INC AND LEHMAN COMMERCIAL PAPER INC	Intercreditor (Stonebridge Plaza I&II)

Stonebridge Plaza II

Senior Loan Lender:

KeyCorp Real Estate Capital

Markets, Inc.

11501 Outlook, Ste. 300

Overland Park, KS 66211

Attention: Mark Mosher

Telecopier: (877) 379-1625

Mezzanine Loan Lender:

KeyCorp Real Estate Capital

Markets, Inc.

11501 Outlook, Ste. 300

Overland Park, KS 66211

Attention: Mark Mosher

Telecopier: (877) 379-1625

R07E33	LCPI/LBHI	LBHI/LCPI	07/18/2007	INTERCREDITOR AGREEMENT BETWEEN LBHI & LCPI	INTERCREDITOR AGREEMENT	Lehman Brothers Holdings Inc 1271 Avenue of the Americas NY, NY 10020 Attn: Commercial Real Estate

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R07C65	LBHI	Lee Poole	09/07/2207	SUBORDINATE PLEDGE AGREEMENT BETWEEN LEHMAN BROTHERS HOLDINGS INC. AND LEE POOLE	Subordinate Pledge Agreement

Moonlight Basin Ranch L.P.2 Hot

Springs Loop RoadEnnis,

Montana 59729Attn: Mr. Lee

Poole and Mr. Gerrit

CormanyTel No. 406-682-

6666andMoonlight Basin Ranch

L.P.2 Hot Springs Loop

RoadEnnis, Montana 59729Attn:

Russ McElyea, Esq.Tel No. 406-

682-2225with a copy

to:Greenberg Traurig, LLP200

Park AvenueNew York, New York

10166Attn: Joseph F. Kishel,

Esq.Tel No. 212-801-9238

R07C65	LBHI	Lee Poole	09/07/2007	SPONSOR CARVE OUT GUARANTY BETWEEN LEHMAN BROTHERS HOLDINGS INC. AND LEE POOLE	Sponsor Carve Out Guaranty

Moonlight Basin Ranch L.P.

2 Hot Springs Loop Road

Ennis, Montana 59729

Attn: Russ McElyea, Esq.

Tel No. 406-682-2225

with a copy to:

Greenberg Traurig, LLP

200 Park Avenue

New York, New York 10166

Attn: Joseph F. Kishel, Esq.

Tel No. 212-801-9238

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R07C65	LCPI - successor-in-interest to Lehman Brothers Commercial Bank	Lee Poole	09/07/2007	PLEDGE AGREEMENT BETWEEN LEHMAN BROTHERS COMMERCIAL BANK AND LEE POOLE	Pledge Agreement

Moonlight Basin Ranch L.P.
2 Hot Springs Loop Road

Ennis, Montana 59729

Attn: Mr. Lee Poole and
Mr. Gerrit Cormany

Tel No. 406-682-6666

and

Moonlight Basin Ranch L.P.

2 Hot Springs Loop Road

Ennis, Montana 59729

Attn: Russ McElyea, Esq.

Tel No. 406-682-2225

with a copy to:

Greenberg Traurig, LLP

200 Park Avenue

New York, New York 10166

Attn: Joseph F. Kishel, Esq.

Tel No. 212-801-9238

R07C65	LCPI - successor-in-interest to Lehman Brothers Commercial Bank	Lee Poole	09/07/2007	SPONSOR CARVE OUT GUARANTY BETWEEN LEHMAN BROTHERS COMMERCIAL BANK AND LEE POOLE	Sponsor Carve Out Guaranty

Moonlight Basin Ranch L.P.

2 Hot Springs Loop Road

Ennis, Montana 59729

Attn: Russ McElyea, Esq.

Tel No. 406-682-2225

with a copy to:

Greenberg Traurig, LLP

200 Park Avenue

New York, New York 10166

Attn: Joseph F. Kishel, Esq.

Tel No. 212-801-9238

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R07B62	LBHI	LEHMAN BROTHERS BANK FSB, CADIM NOTE INC	08/31/2007	PARTICIPATION AGREEMENT AMONG LEHMAN BROTHERS BANK FSB, CADIM NOTE INC AND LEHMAN BROTHERS HOLDINGS INC	Participation	No Notice Parties
R07C65	LCPI	Lehman Brothers Commercial Bank	09/07/2007	AGENT RESIGNATION AND APPOINTMENT AGREEMENT BETWEEN LEHMAN BROTHERS COMMERCIAL BANK AND LEHMAN COMMERCIAL PAPER INC. AND CONSENTED TO BY MOONLIGHT BASIN RANCH L.P.	Agent Resignation and Appointment Agreement	Lehman Brothers Holdings Inc 1271 Avenue of the Americas NY, NY 10020 Attn: Commercial Real Estate
R07B87	LBHI	LH 1440 LLC	06/08/2007	ACQUISITION AND PROJECT LOAN AGREEMENT BETWEEN LH 1440 LLC AND LEHMAN BROTHERS HOLDINGS INC	Acquisition and Project Loan Agreement

LH 1440 L.L.C.

c/o Lighthouse Real Estate

60 West Hempstead

Avenue,Suite 718

Attention: Mr. Jeffrey Ravetz

West Hempstead, New York

11552

Schiff Hardin LLP

623 Fifth Avenue

Attention: Christine A.

McGuinness, Esq

New York, New York 10022

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R09A12	LBHI as successor to Lehman Brothers Bank	LT PROPCO LLC	10/02/2006	Mezzanine A LOAN AGREEMENT Between LT PROPCO LLC, as Borrower and BEAR STEARNS COMMERCIAL MORTGAGE, INC. and LEHMAN BROTHERS BANK, FSB, collectively, as Lender	Mezzanine A Loan Agreement

c/o NRDC Real Estate Advisors

National Realty & Development

Corp.

3 Manhattanville Road

Purchase, NY 10577

Attention: Managing Director

Facsimile No.: (914) 272-8091

Stroock & Stroock & Lavan LP

180 Maiden Lane

New York, New York 10038

Attention: Peter Koffler, Esq.

Facsimile No.: (212) 805-2686

R07A55	LBHI	LUXURY FINANCE LLC AND MARRIOTT INTERNATIONAL CAPITAL CORPORATION	02/21/2008	INTERCREDITOR LETTER AGREEMENT AMONG LEHMAN BROTHERS HOLDINGS INC, LUXURY FINANCE LLC AND MARRIOTT INTERNATIONAL CAPITAL CORPORATION REGARDING SUBORDINATION AND INDERCERDITOR AGREEMENT	Intercreditor Agreement	No Notice Parties
R07C14	LBHI	MARIETTA CROSSING PARTNERS LLC	06/29/2007	MEZZANINE LOAN AGREEMENT BETWEEN MARIETTA CROSSING PARTNERS LLC AND LEHMAN BROTHERS HOLDINGS INC WITH RESPECT TO LOAN IN THE AMOUNT OF $10,100,000	Mezzanine Loan Agreement

Marietta Crossing Partners, LLC

c/o Lyon Ventures Capital

4901 Birch Street

Frank T. Suryan, Jr.

Newport Beach, California

92660

Pillsbury Winthrop LLP

50 Fremont Street

Gary Downs Esq

San Francisco, California 94105

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R07A55	LBHI	MARRIOTT INTERNATIONAL CAPITAL CORPORATION	02/21/2008	SUBORDINATON AND INTERCREDITOR AGREEMENT BETWEEN MARRIOTT INTERNATIONAL CAPITAL CORPORATION AND LEHMAN BROTHERS HOLDINGS INC	Subordination and Intercreditor Agreement	No Notice Parties
R04A72	LBHI	Monument Realty Capital LLC	12/23/2003	Revolving Credit Agreement between Monument Realty Capital LLC and LBHI	Revolving Credit Agreement

Monument Realty Capital LLC 1700 K Street, NW

Suite 600
Washington, DC 20006
Attn: Mr. Jeffrey T. Neal

Holland & Knight LLP
2099 Pennsylvania Ave, NW,
Ste 100

Washington, DC 20006
Attn: Charles Welch Tiedemann, Esq

R07C65	LBHI	Moonlight Basin Holdings LLC	09/07/2007	PLEDGE AND SECURITY AGREEMENT BETWEEN LEHMAN BROTHERS HOLDINGS INC. AND MOONLIGHT BASIN HOLDINGS LLC	Pledge and Security Agreement	Moonlight Basin Ranch L.P.2
Hot Springs Loop RoadEnnis, Montana 59729 Attn: Russ McElyea, Esq.Tel No. 406-682-2225
with a copy to:
Greenberg Traurig, LLP200
Park AvenueNew York, New York 10166
Attn: Joseph F. Kishel, Esq.Tel
No. 212-801-9238

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R07C65	LBHI	Moonlight Basin Mezz LLC	09/07/2007	$70,000,000 LOAN FACILITY LOAN AGREEMENT BETWEEN LEHMAN BROTHERS HOLDINGS INC. AND MOONLIGHT BASIN MEZZ LLC	Mezzanine Loan Agreement

Moonlight Basin Ranch L.P. 2 Hot Springs Loop Road Ennis, Montana 59729 Attn: Mr. Lee Poole and
Mr. Gerrit Cormany

Tel No. 406-682-6666 and

Moonlight Basin Ranch L.P. 2 Hot Springs Loop Road Ennis, Montana 59729 Attn: Russ McElyea, Esq. Tel No. 406-682-2225 with a copy to: Greenberg Traurig, LLP 200 Park Avenue

New York, New York 10166 Attn: Joseph F. Kishel, Esq. Tel No. 212-801-9238

R07C65	LBHI	Moonlight Basin Mezz LLC	09/06/2007	PLEDGE AND SECURITY AGREEMENT BETWEEN LEHMAN BROTHERS HOLDINGS INC. AND MOONLIGHT BASIN MEZZ LLC	Pledge and Security Agreement

Moonlight Basin Ranch L.P. 2 Hot Springs Loop Road Ennis, Montana 59729

Attn: Russ McElyea, Esq. Tel No. 406-682-2225

with a copy to: Greenberg Traurig, LLP 200 Park Avenue

New York, New York 10166 Attn: Joseph F. Kishel, Esq. Tel No. 212-801-9238

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R07C65	LBHI	Moonlight Basin Mezz LLC	09/07/2007	PLEDGE AND SECURITY AGREEMENT BETWEEN LEHMAN BROTHERS HOLDINGS INC. AND MOONLIGHT BASIN MEZZ LLC	Pledge and Security Agreement

Moonlight Basin Ranch L.P. 2 Hot Springs Loop Road Ennis, Montana 59729 Attn: Russ McElyea, Esq. Tel No. 406-682-2225 with a copy to: Greenberg Traurig, LLP 200 Park Avenue

New York, New York 10166 Attn: Joseph F. Kishel, Esq.

Tel No. 212-801-9238

R07C65	LBHI	Moonlight Basin Mezz, LLC and Lee Poole	09/07/2007	ENVIRONMENTAL INDEMNITY AGREEMENT BETWEEN LEHMAN BROTHERS HOLDINGS INC., MOONLIGHT BASIN MEZZ, LLC, AND LEE POOLE	Environmental Indemnity Agreement

Moonlight Basin Ranch L.P.2 Hot Springs Loop RoadEnnis, Montana 59729Attn: Mr. Lee Poole and Mr. Gerrit CormanyTel No. 406-682-

6666andMoonlight Basin Ranch L.P.2 Hot Springs Loop RoadEnnis, Montana 59729Attn: Russ McElyea, Esq.Tel No. 406-

682-2225with a copy to:Greenberg Traurig, LLP200 Park AvenueNew York, New York 10166Attn: Joseph F. Kishel, Esq.Tel No. 212-801-9238

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R07C65	LBHI	Moonlight Basin Mezz, LLC, Lee Poole, Moonlight Basin Holdings LLC, Moonlight Basin Ranch Inc., Moonlight Basin Ranch L.P., Six Shooter, LLC, JVLP, LLC, Tim William Anderson, Aardvark, LLC	06/05/2008	RATIFICATION AGREEMENT AND FIRST AMENDMENT TO $70,000,000 LOAN FACILITY LOAN AGREEMENT BETWEEN LEHMAN BROTHERS HOLDINGS INC. AND MOONLIGHT BASIN MEZZ LLC AND OTHER LOAN DOCUMENTS BETWEEN LEHMAN BROTHERS HOLDINGS INC. AND MOONLIGHT BASIN MEZZ, LLC	Ratification Agreement and First Amendment to Mezzanine Loan Agreement and Other Loan Documents

Moonlight Basin Ranch L.P. 2 Hot Springs Loop Road Ennis, Montana 59729 Attn: Mr. Lee Poole and
Mr. Gerrit Cormany

Tel No. 406-682-6666 and

Moonlight Basin Ranch L.P. 2 Hot Springs Loop Road Ennis, Montana 59729 Attn: Russ McElyea, Esq. Tel No. 406-682-2225 with a copy to: Greenberg Traurig, LLP 200 Park Avenue

New York, New York 10166 Attn: Joseph F. Kishel, Esq. Tel No. 212-801-9238

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R07C65	LBHI	Moonlight Basin Mezz, LLC, Moonlight Basin Holdings LLC, and Lee Poole	04/15/2008	PRE-NEGOTIATION AGREEMENT BETWEEN LEHMAN BROTHERS HOLDINGS INC., MOONLIGHT BASIN MEZZ LLC, MOONLIGHT BASIN HOLDINGS LLC, AND LEE POOLE	Pre-Negotiation Agreement

Moonlight Basin Ranch L.P. 2 Hot Springs Loop Road Ennis, Montana 59729 Attn: Mr. Lee Poole and
Mr. Gerrit Cormany

Tel No. 406-682-6666 and

Moonlight Basin Ranch L.P. 2 Hot Springs Loop Road Ennis, Montana 59729 Attn: Russ McElyea, Esq. Tel No. 406-682-2225 with a copy to:

Greenberg Traurig, LLP 200 Park Avenue

New York, New York 10166 Attn: Joseph F. Kishel, Esq.

Tel No. 212-801-9238

R07C65	LCPI - successor-in-interest to Lehman Brothers Commercial Bank	Moonlight Basin Ranch L.P.	09/07/2007	PLEDGE AGREEMENT BETWEEN LEHMAN BROTHERS COMMERCIAL BANK AND MOONLIGHT BASIN RANCH L.P.	Pledge Agreement

Moonlight Basin Ranch L.P.2 Hot Springs Loop Road Ennis, Montana 59729 Attn: Mr. Lee Poole and Mr. Gerrit Cormany

Tel No. 406-682-6666 and Moonlight Basin Ranch L.P.2 Hot Springs Loop Road Ennis, Montana 59729Attn: Russ McElyea, Esq.

Tel No. 406-682-2225 with a copy to:Greenberg Traurig, LLP 200 Park Avenue New York, New York 10166

Attn: Joseph F. Kishel, Esq.

Tel No. 212-801-9238

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R07C65	LCPI	Moonlight Basin Ranch L.P.	09/07/2007	FIRST MODIFICATION OF MONTANA MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING BETWEEN LEHMAN BROTHERS COMMERCIAL BANK AND MOONLIGHT BASIN RANCH L.P., ACKNOWLEDGED BY LEHMAN COMMERCIAL PAPER INC.	First Modification of Montana Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing

Moonlight Basin Ranch L.P.

2 Hot Springs Loop Road

Ennis, Montana 59729

Attn: Mr. Lee Poole and Mr. Gerrit Cormany

Tel No. 406-682-6666

and

Moonlight Basin Ranch L.P.
2 Hot Springs Loop Road
Ennis, Montana 59729 Attn: Russ McElyea, Esq. Tel No. 406-682-2225
with a copy to: Greenberg Traurig, LLP 200 Park Avenue
New York, New York 10166 Attn: Joseph F. Kishel, Esq. Tel No. 212-801-9238

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R07C65	LCPI - successor-in-interest to Lehman Brothers Commercial Bank	Moonlight Basin Ranch L.P.	09/07/2007	$100,000,000 SENIOR SECURED TERM LOAN FACILITY CREDIT AGREEMENT BETWEEN LEHMAN BROTHERS COMMERCIAL BANK AND MOONLIGHT BASIN RANCH L.P.	Credit Agreement

Moonlight Basin Ranch L.P. 2 Hot Springs Loop Road Ennis, Montana 59729 Attn: Mr. Lee Poole and Mr. Gerrit Cormany
Tel No. 406-682-6666

and
Moonlight Basin Ranch L.P. 2 Hot Springs Loop Road Ennis, Montana 59729 Attn: Russ McElyea, Esq.

Tel No. 406-682-2225

with a copy to: Greenberg Traurig, LLP 200 Park Avenue New York, New York 10166 Attn: Joseph F. Kishel, Esq.

Tel No. 212-801-9238

R07C65	LCPI - successor-in-interest to Lehman Brothers Commercial Bank	Moonlight Basin Ranch L.P.	09/07/2007	MONTANA MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING BETWEEN LEHMAN BROTHERS COMMERCIAL BANK AND MOONLIGHT BASIN RANCH L.P.	Montana Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing

Moonlight Basin Ranch L.P.2 Hot Springs Loop RoadEnnis, Montana 59729Attn: Mr. Lee Poole and Mr. Gerrit CormanyTel No. 406-682-
6666andMoonlight Basin Ranch L.P.2 Hot Springs Loop RoadEnnis, Montana 59729Attn: Russ McElyea, Esq.Tel No. 406-
682-2225with a copy to:Greenberg Traurig, LLP200 Park AvenueNew York, New York
10166Attn: Joseph F. Kishel,
Esq.Tel No. 212-801-9238

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R07C65	LCPI - successor-in-interest to Lehman Brothers Commercial Bank	Moonlight Basin Ranch L.P. and Lee Poole	09/07/2007	ENVIRONMENTAL INDEMNITY AGREEMENT BETWEEN LEHMAN BROTHERS COMMERCIAL BANK, MOONLIGHT BASIN RANCH L.P. AND LEE POOLE	Environmental Indemnity Agreement

Moonlight Basin Ranch L.P. 2 Hot Springs Loop Road Ennis, Montana 59729 Attn: Mr. Lee Poole and Mr. Gerrit Cormany
Tel No. 406-682-6666

and

Moonlight Basin Ranch L.P. 2 Hot Springs Loop Road Ennis, Montana 59729 Attn: Russ McElyea, Esq. Tel No. 406-682-2225
with a copy to: Greenberg Traurig, LLP
200 Park Avenue
New York, New York 10166 Attn: Joseph F. Kishel, Esq. Tel No. 212-801-9238

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R07C65	LCPI	Moonlight Basin Ranch L.P., Lee Poole, Moonlight Spa, LLC, Moonlight Golf, LLC, Moonlight Basin, LLC, Moonlight Lodge, LLC, Treeline Springs, LLC, Mountain Top Construction Company, LLC, and Lone Mountain Food & Beverage, LLC	06/05/2008	AGREEMENT BETWEEN LEHMAN COMMERCIAL PAPER INC. AND MOONLIGHT BASIN RANCH L.P., LEE POOLE, MOONLIGHT SPA, LLC, MOONLIGHT GOLF, LLC, MOONLIGHT BASIN, LLC, MOONLIGHT LODGE, LLC, TREELINE SPRINGS, LLC, MOUNTAIN TOP CONSTRUCTION COMPANY, LLC, AND LONE MOUNTAIN FOOD & BEVERAGE, LLC REGARDING EXTENSION OF LOAN AND AMENDMENT TO $100,000,000 SENIOR SECURED TERM LOAN FACILITY CREDIT AGREEMENT BETWEEN LEHMAN BROTHERS COMMERCIAL BANK AND MOONLIGHT BASIN RANCH L.P.	Loan Extension Agreement and Amendment to Credit Agreement	Moonlight Basin Ranch L.P. 2 Hot Springs Loop Road Ennis, Montana 59729 Attn: Mr. Lee Poole and Mr.
Gerrit Cormany
Tel No. 406-682-6666
and
Moonlight Basin Ranch L.P.
2 Hot Springs Loop Road
Ennis, Montana 59729 Attn: Russ McElyea, Esq.
Tel No. 406-682-2225
with a copy to: Greenberg Traurig, LLP
200 Park Avenue
New York, New York 10166
Attn: Joseph F. Kishel, Esq.
Tel No. 212-801-9238
R07C65	LCPI - successor-in-interest to Lehman Brothers Commercial Bank	Moonlight Basin Ranch L.P., Moonlight Lodge, LLC	09/05/2007	COLLATERAL ASSIGNMENT OF DECLARANT’S RIGHTS BETWEEN LEHMAN BROTHERS COMMERCIAL BANK, MOONLIGHT BASIN RANCH L.P. AND MOONLIGHT LODGE, LLC	Collateral Assignment of Declarant’s Rights

Moonlight Basin Ranch L.P.2 Hot

Springs Loop RoadEnnis, Montana 59729Attn: Russ McElyea, Esq.Tel No. 406-682-
2225with a copy to:Greenberg Traurig, LLP200 Park AvenueNew York, New York 10166Attn: Joseph F. Kishel, Esq.Tel No. 212-801-9238

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R07C65	LCPI - successor-in-interest to Lehman Brothers Commercial Bank	Moonlight Basin Ranch L.P., Moonlight Spa, LLC, Moonlight Golf, LLC, Moonlight Basin, LLC, Treeline Springs, LLC, Moonlight Lodge, LLC, Mountain Top Construction Company, LLC, Lone Mountain Food & Beverage, LLC, Aardvark, LLC, Six Shooter, LLC, JVLP, LLC	09/07/2007

SECURITY AGREEMENT BETWEEN LEHMAN BROTHERS COMMERCIAL BANK AND MOONLIGHT BASIN RANCH L.P., MOONLIGHT SPA, LLC, MOONLIGHT GOLF, LLC, MOONLIGHT BASIN, LLC, TREELINE SPRINGS, LLC, MOONLIGHT LODGE, LLC, MOUNTAIN TOP CONSTRUCTION COMPANY, LLC, LONE MOUNTAIN FOOD & BEVERAGE, LLC, AARDVARK, LLC, SIX SHOOTER, LLC, AND JVLP, LLC

Security Agreement	Moonlight Basin Ranch L.P. 2 Hot Springs Loop Road Ennis, Montana 59729 Attn: Mr. Lee Poole and Mr. Gerrit Cormany
Tel No. 406-682-6666
and
Moonlight Basin Ranch L.P. 2 Hot Springs Loop Road Ennis, Montana 59729 Attn: Russ McElyea, Esq. Tel No. 406-682-2225
with a copy to: Greenberg Traurig, LLP 200 Park Avenue
New York, New York 10166 Attn: Joseph F. Kishel, Esq. Tel No. 212-801-9238

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R07C65	LCPI - successor- in-interest to Lehman Brothers Commercial Bank	Moonlight Basin Ranch L.P., Moonlight Spa, LLC, Moonlight Golf, LLC, Moonlight Basin, LLC, Treeline Springs, LLC, Moonlight Lodge, LLC, Mountain Top Construction Company, LLC, Lone Mountain Food & Beverage, LLC, and Lee Poole	04/15/2008	PRE-NEGOTIATION AGREEMENT BETWEEN LEHMAN COMMERCIAL PAPER INC., MOONLIGHT BASIN RANCH L.P., MOONLIGHT SPA, LLC, MOONLIGHT GOLF, LLC, MOONLIGHT BASIN, LLC, TREELINE SPRINGS, LLC, MOONLIGHT LODGE, LLC, MOUNTAIN TOP CONSTRUCTION COMPANY, LLC, LONE MOUNTAIN FOOD & BEVERAGE, LLC, AND LEE POOLE	Pre-Negotiation Agreement

Moonlight Basin Ranch L.P.
2 Hot Springs Loop Road
Ennis, Montana 59729
Attn: Mr. Lee Poole and
Mr. Gerrit Cormany Tel No. 406-682-6666 and Moonlight Basin Ranch L.P.
2 Hot Springs Loop Road
Ennis, Montana 59729
Attn: Russ McElyea, Esq.
Tel No. 406-682-2225
with a copy to:
Greenberg Traurig, LLP
200 Park Avenue New
York, New York 10166
Attn: Joseph F. Kishel, Esq.
Tel No. 212-801-9238

R07C65	LCPI	Moonlight Lodge, LLC	09/07/2007	FIRST MODIFICATION OF MONTANA MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING BETWEEN LEHMAN BROTHERS COMMERCIAL BANK AND MOONLIGHT LODGE, LLC, ACKNOWLEDGED BY LEHMAN COMMERCIAL PAPER INC.	First Modification of Montana Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing	Moonlight Basin Ranch L.P.2
Hot Springs Loop  RoadEnnis,
Montana 59729Attn: Mr. Lee
Poole and Mr. Gerrit
CormanyTel No. 406-682-6666
andMoonlight
Basin Ranch L.P.2 Hot Springs Loop
RoadEnnis, Montana 59729Attn:
Russ McElyea,
Esq.Tel No. 406-682-2225with
a copy to:Greenberg Traurig,
LLP200 Park
AvenueNew York,
New York 10166Attn:
Joseph F. Kishel,
Esq.Tel No. 212-801-9238

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R07C65	LCPI - successor-in-interest to Lehman Brothers Commercial Bank	Moonlight Lodge, LLC	09/07/2007	MONTANA MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING BETWEEN LEHMAN BROTHERS COMMERCIAL BANK AND MOONLIGHT LODGE, LLC	Montana Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing

Moonlight Basin Ranch L.P.
2 Hot Springs Loop Road
Ennis, Montana 59729
Attn: Mr. Lee Poole and
Mr. Gerrit Cormany
Tel No. 406-682-6666
and Moonlight Basin Ranch
L.P. 2 Hot Springs
Loop Road Ennis,
Montana 59729 Attn:
Russ McElyea, Esq.
Tel No. 406-682-2225
with a copy to:
Greenberg Traurig, LLP

200 Park Avenue New York,
New York 10166 Attn: Joseph F. Kishel, Esq. Tel No. 212-801-9238

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R07C65	LCPI - successor-in-interest to Lehman Brothers Commercial Bank	Moonlight Spa, LLC, Moonlight Golf, LLC, Moonlight Basin, LLC, Treeline Springs, LLC, Moonlight Lodge, LLC, Mountain Top Construction Company, LLC, Lone Mountain Food & Beverage, LLC	09/07/2007

SUBSIDIARY GUARANTY AGREEMENT BETWEEN LEHMAN BROTHERS COMMERCIAL BANK AND MOONLIGHT SPA, LLC, MOONLIGHT GOLF, LLC, MOONLIGHT BASIN, LLC, TREELINE SPRINGS, LLC, MOONLIGHT LODGE, LLC, MOUNTAIN TOP CONSTRUCTION COMPANY, LLC, AND LONE MOUNTAIN FOOD & BEVERAGE, LLC

Subsidiary Guaranty

Moonlight Basin Ranch L.P.

2 Hot Springs Loop Road

Ennis, Montana 59729

Attn: Mr. Lee Poole and Mr. Gerrit Cormany

Tel No. 406-682-6666 and

Moonlight Basin Ranch L.P.

2 Hot Springs Loop Road

Ennis, Montana 59729

Attn: Russ McElyea, Esq.

Tel No. 406-682-2225

with a copy to:

Greenberg Traurig, LLP

200 Park Avenue

New York, New

York 10166 Attn:

Joseph F. Kishel, Esq.

Tel No. 212-801-9238

R07C65	LCPI - successor-in-interest to Lehman Brothers Commercial Bank	Mountain Top Construction Company, LLC	09/07/2007	PLEDGE AGREEMENT BETWEEN LEHMAN BROTHERS COMMERCIAL BANK AND MOUNTAIN TOP CONSTRUCTION COMPANY, LLC	Pledge Agreement

Moonlight Basin Ranch L.P.2

Hot Springs Loop RoadEnnis,

Montana 59729Attn:

Mr. Lee Poole and Mr. Gerrit CormanyTel

No. 406-682-6666andMoonlight

Basin Ranch

L.P.2 Hot Springs Loop

RoadEnnis, Montana

59729Attn:

Russ McElyea,

Esq.Tel No. 406-682-2225with

a copy to:Greenberg

Traurig, LLP200 Park

AvenueNew York, New York

10166Attn: Joseph F.

Kishel, Esq.Tel No. 212-801-9238

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R07C65	LCPI - successor-in-interest to Lehman Brothers Commercial Bank	Mountain Top Construction Company, LLC	09/07/2007	ALLONGE TO THAT CERTAIN AMENDED AND RESTATED PURCHASE MONEY PROMISSORY NOTE EXECUTED BY FRONTIER STONE, LLC IN FAVOR OF MOUNTAIN TOP CONSTRUCTION COMPANY, LLC	Allonge

Moonlight Basin Ranch L.P.

2 Hot Springs Loop

Road Ennis, Montana

59729 Attn: Mr. Lee

Poole and Mr. Gerrit Cormany Tel No. 406-682-6666

and Moonlight Basin Ranch

L.P. 2 Hot Springs

Loop Road Ennis,

Montana 59729 Attn:

Russ McElyea, Esq.

Tel No. 406-682-2225

with a copy to:

Greenberg Traurig,

LLP 200 Park Avenue

New York, New York 10166

Attn: Joseph F. Kishel,

Esq. Tel No. 212-801-9238

R07A64	LBHI	Mountain Village Hotel Development LLC	01/18/2007	Loan Agreement between Mountain Village Hotel Development LLC and LBHI	Loan Agreement

Mountain Village Hotel

Development LLC

c/o RAL Companies and Affiliates

86 Chambers St NY, NY 10007

Attn: Robert A. Levine

Jeffrey M. Lampiasi, Esq

c/o RAL Companies and Affiliates

86 Chambers St

NY, NY 10007

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R07B63	LBHI	MR BALLPARK 2 LLC	04/26/2007	LOAN AGREEMENT BETWEEN MR BALLPARK 2 LLC AND LEHMAN BROTHERS HOLDINGS INC IN THE AMOUNT OF $25,270,000	Loan Agreement

MR Ballpark 2 LLC

c/o Monument Realty LLC

1155 Connecticut Avenue, N.W

Suite 700

Attention: Jeffrey T. Neal

Washington D.C,

Washington D.C 20036

Holland & Knight LLP

2099 Pennsylvania Avenue, NW

Suite 100

Attention: Charles

Welch Tiedemann Esq

Washington D.C,

Washington D.C 20006

R07B64	LBHI	MR BALLPARK 6 LLC	05/14/2007	LOAN AGREEMENT BETWEEN LEHMAN BROTHERS HOLDINGS INC AND MR BALLPARK 6 LLC IN THE AMOUNT OF $13,790,000	Loan Agreement

MR Ballpark 6 LLCc/o Monument

Realty LLC1 155 Connecticut

Avenue, N.W., suite

700Attention:

Jeffrey T. Neal

Washington, D.C 20036Holland & Knight LLP2099

Pennsylvania Avenue, NW,

Suite 100Attention: Charles Welch

Tiedemann, Esq.Washington,

D.C 20006

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R07C44	LBHI	MR BP OFFICE NO 1 MEZZANINE LLC	05/05/2008	MEZZANINE LOAN AGREEMENT BETWEEN LEHMAN BROTHERS HOLDINGS INC AND MR BP OFFICE NO 1 MEZZANINE LLC IN THE AMOUNT OF $12,000,000	Mezzanine Loan Agreement

MR BP Office #1 Mezzanine LLC

1700 K Street, N.W. Suite 600

Attention: Mr. Jeffrey T. Neal

Washington D.C, Washington

D.C 20006

Holland & Knight LLP

2099 Pennsylvania Avenue, NW,

Suite 100

Attention: Charles Welch

Tiedemann Esq

Washington D.C, Washington

D.C 20006

R07C47	LBHI	MR LB HOTEL NO 1 LLC	04/26/2007	LOAN AGREEMENT BETWEEN MR LB HOTEL NO 1 LLC AND LEHMAN BROTHERS HOLDINGS INC IN THE AMOUNT OF $5,100,000	Loan Agreement

MR/LB BP Hotel #1 LLC

C/O Monument Realty LLC

1155 Connecticut Ave, NW; 7th

Fl

Attn: Jeffrey T. Neal

Washington, DC 20036

Holland & Knight LLP

2099 Pennsylvania Ave; Ste 100 Attn: Charles Welch Tiedemann,

Esq

Washington, DC 20006

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R02A16	LBHI	MR POTOMAC PLACE LLC	04/20/2006	MEZZANINE LOAN AGREEMENT BETWEEN LEHMAN BROTHERS HOLDINGS INC AND MR POTOMAC PLACE LLC	Mezzanine Loan Agreement

MR Potomac Place LLC

c/o Monument Realty, LLC

1155 Connecticut Avenue, N.W.

Suite 700.

Attention: F. Russell Hines

Washington D.C, Washington

D.C 20036

Holland & Knight LLP

2099 Pennsylvania Avenue, NW

Suite 100

Attention: Charles Welch

Tiedemann, Esq.

Washington D.C, Washington

D.C 20006

R05A84	LBHI	MUNIR WALJI	09/28/2005	PLEDGE AND SECURITY AGREEMENT EXECUTED BY MUNIR WALJI IN FAVOR OF LEHMAN BROTHERS HOLDINGS INC WITH RESPECT TO LOAN IN THE AMOUNT OF $3,500,000	Pledge and Security Agreement	Munir Walji 200 West Mercer, Suite E - 201 Seattle, Washington 98119 Gillis, Paris and Heinrich 8 Greenway Plaza, Suite 818 Attention: Charles Michael Gillis, Esq Houston, Texas 77046
R07D15	LBHI	MYC Mezz Holdings LLC, MYC Holdings LLC	04/02/2007	MEZZANINE LOAN AGREEMENT AMONG MYC MEZZ HOLDINGS LLC, MYC HOLDINGS LLC AND LEHMAN BROTHERS HOLDINGS INC	Mezzanine Loan Agreement

c/o Island Global Yachting Ltd.

500 East Las Olas Blvd.

Attention: Chief Financial Officer

Fort Lauderdale, Florida 33301

c/o Island Global Yachting Ltd.

717 Fifth Avenue, 18th Floor

Attention: Charles H. Gamer

New York, New York, 10022

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R07D15	LBHI	MYC Resort LLC	04/02/2007	LOAN AGREEMENT BETWEEN MYC RESORT LLC AND LEHMAN BROTHERS HOLDINGS INC	Loan Agreement

c/o Island Global Yachting

Ltd.500 East Las Olas

Blvd.Attention: Chief Financial

OfficerFort Lauderdale, Florida

33301c/o Island Global Yachting

Ltd.717 Fifth Avenue, 18th

FloorAttention: Charles H.

GamerNew York, New York,

10022

R07D15	LBHI	MYC Resort LLC; Island KZL LLC	02/15/2011	THIRD AMENDMENT TO LOAN AGREEMENT AMONG MYC RESORT LLC, ISLAND KZL LLC and Lehman Brothers Holdings INC	Amendment to Loan Agreement

c/o Island Global Yachting Ltd.

500 East Las Olas Blvd.

Attention: Chief Financial Officer

Fort Lauderdale, Florida 33301

c/o Island Global Yachting Ltd.

717 Fifth Avenue, 18th Floor

Attention: Charles H. Gamer

New York, New York, 10022

R07D96	LBHI as successor to Lehman Brothers Bank	Normandy Gator Acquisition Mezz I, LLC	11/29/2006	Second Mezzanine Loan Agreement Among Normandy Gator Acquisition Mezz I, LLC and Lehman Brothers Bank FSB	Second Mezzanine Loan Agreement

Normandy Real Estate Partners 1776 On the Green,

67 Park Place, 8th Floor

Morristown, NJ 07960

Attn: David T Welsh

Skadden, Arps, Slate, Meagher &

Flom LLP

Four Times Square

NY, NY 10036-6522

Attn: David L. Nagler, Esq

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R07D96	LBHI as successor to Lehman Brothers Bank	Normandy Gator Acquisition Mezz III, LLC	11/29/2006	Third Mezzanine Loan Agreement among Normandy Gater Acquisition Mezz III, LLC and Lehman Brothers Bank FSB	Third Mezzanine Loan Agreement

Normandy Real Estate Partners

1776 On the Green,

67 Park Place, 8th Floor

Morristown, NJ 07960

Attn: David T Welsh

Skadden, Arps, Slate, Meagher &

Flom LLP

Four Times Square

NY, NY 10036-6522

Attn: David L. Nagler, Esq

R07A48	LBHI	NORTH BEACH I LLC	11/29/2006	MEZZANINE LOAN AGREEMENT BETWEEN LEHMAN BROTHERS HOLDINGS INC AND NORTH BEACH I LLC IN THE AMOUNT OF $28,500,000	Mezzanine Loan Agreement

North Beach I, LLC

7722 North Kings Highway

Myrtle Beach, SC 29572

Attn: David C. Stradinger

Bellamy, Rutenberg, Copeland,

Epps, Gravely & Bowers, PA

1000 29th Avenue North

PO Box 357

Myrtle Beach, SC 29578

Attn: Claude M. Epps, Jr

R07A48	LBHI	NORTH BEACH I LLC AND DAVID C STRADINGER	04/20/2009	FIRST AMENDMENT OF MEZZANINE LOAN DOCUMENT AMONG LEHMAN BROTHERS HOLDINGS INC, NORTH BEACH I LLC AND DAVID C STRADINGER	First Amendment to Mezzanine Loan Agreement

North Beach I, LLC

7722 North Kings Highway

Myrtle Beach, SC 29572

Attn: David C. Stradinger

Bellamy, Rutenberg, Copeland,

Epps, Gravely & Bowers, PA

1000 29th Avenue North

PO Box 357

Myrtle Beach, SC 29578

Attn: Claude M. Epps, Jr

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R07A48	LBHI	NORTH BEACH I LLC, DAVID C STRADINGER AND NORTH BEACH II LLC	07/13/2009	SECOND AMENDMENT OF MEZZANINE LOAN DOCUMENTS AMONG LEHMAN BROTHERS HOLDINGS INC, NORTH BEACH I LLC, DAVID C STRADINGER AND NORTH BEACH II LLC WITH RESPECT TO LOAN IN THE AMOUNT OF $28,500,000	Second Amendment to Mezzanine Loan Agreement

North Beach I, LLC7722 North

Kings HighwayMyrtle Beach, SC

29572Attn: David C.

StradingerBellamy, Rutenberg,

Copeland, Epps, Gravely &

Bowers, PA1000 29th Avenue

NorthPO Box 357Myrtle Beach,

SC 29578Attn: Claude M. Epps, Jr

R07A48	LBHI	North Beach Mezz Holdings	11/29/2006	CO-LENDER AGREEMENT BETWEEN LEHMAN BROTHERS HOLDINGS INC AND NORTH BEACH MEZZ HOLDINGS LLC	CoLender	North Beach Mezz Holdings LLC 399 Park Avenue 9th Fl NY, NY 10022 Attn: John Randall
R07D94	LBHI	NRFC HC08 LLC	06/30/2008	MEZZANINE PARTICIPATION AGREEMENT FOR JOHN HANCOCK CENTER MEZZANINE C NOTE BETWEEN NRFC HC08 LLC AND LEHMAN BROTHERS HOLDINGS INC	Participation

c/o Whitehall Street Global Real

Estate Limited Partnership 2007

85 Broad Street, 10th Floor

Attn: Whitehall Chief Financial

Officer

New York, New York 10004

c/o Golub & Company LLC

625 N. Michigan Avenue, Suite

2000

Attn: Lee Golub

Chicago, Illinois 60611

Sullivan & Cromwell LLP

125 Broad Street

Attn: Anthony Colletta, Esq.

New York, New York 10004

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R08D29	LCPI (AS SUCCESSOR VIA ASSIGNMENT FROM WOODLANDS COMMERCIAL BANK (F/K/A LEHMAN BROTHERS COMMERCIAL BANK))	NW BORROWER HH 2A, LLC	08/28/2008	LOAN AND SECURITY AGREEMENT BETWEEN LEHMAN BROTHERS COMMERICAL BANK AND NW BORROWER HH 2A, LLC	LOAN AND SECURITY AGREEMENT	c/o GEM Realty Capital, Inc. 900 North Michigan Avenue, Suite 1450 Chicago, IL 60611 Attention: Craig Caffarelli Telecopier No.: (312) 915-2901
R08D29	LCPI	NW BORROWER HH 2B, LLC	08/28/2008	LOAN AND SECURITY AGREEMENT BETWEEN LCPI AND NW BORROWER HH 2B, LLC	LOAN AND SECURITY AGREEMENT	c/o GEM Realty Capital, Inc. 900 North Michigan Avenue, Suite 1450 Chicago, IL 60611 Attention: Craig Caffarelli Telecopier No.: (312) 915-2901
R08D29	LCPI	NW BORROWER HH 3A, LLC	08/28/2008	LOAN AND SECURITY AGREEMENT BETWEEN LCPI AND NW BORROWER HH 3A, LLC	LOAN AND SECURITY AGREEMENT	c/o GEM Realty Capital, Inc. 900 North Michigan Avenue, Suite 1450 Chicago, IL 60611 Attention: Craig Caffarelli Telecopier No.: (312) 915-2901
R08D29	LCPI	NW BORROWER HH 3B, LLC	08/28/2008	LOAN AND SECURITY AGREEMENT BETWEEN LCPI AND NW BORROWER HH 3B, LLC	LOAN AND SECURITY AGREEMENT	c/o GEM Realty Capital, Inc. 900 North Michigan Avenue, Suite 1450 Chicago, IL 60611 Attention: Craig Caffarelli Telecopier No.: (312) 915-2901

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R08D29	LCPI	NW BORROWER HH 4, LLC	08/28/2008	LOAN AND SECURITY AGREEMENT BETWEEN LCPI AND NW BORROWER HH 4, LLC	LOAN AND SECURITY AGREEMENT	c/o GEM Realty Capital, Inc.900 North Michigan Avenue, Suite 1450Chicago, IL 60611 Attention: Craig Caffarelli Telecopier No.: (312) 915-2901
R05A13	LBHI	ORANGE BEACH MEMBER LLC	06/01/2005	MEZZANINE LOAN AGREEMENT BETWEEN LEHMAN BROTHERS HOLDINGS INC AND ORANGE BEACH MEMBER LLC IN THE AMOUNT OF $10,300,000	Mezzanine Loan Agreement

Orange beach member LLC

c/o centrum properties inc

225 West Hubbard street,

Suite 400

Attn: John Mclinden

Chicago, Illinois 60610

Coral Reef II LLc

c/o McCrory Building Company inc

3512 Seventh Avenue South

Attn: John McCrory and Lucius

S Evins III

Birmingham, Alabama

35222-3211

RP7A81	LBHI	PACIFIC COAST CAPITAL FUNDING LLC AND PCCP STUDIO CITY LOS ANGELES TCS MEZZANINE LLC	04/06/2004	MEZZANINE LOAN AGREEMENT BETWEEN PACIFIC COAST CAPITAL FUNDING LLC AND PCCP STUDIO CITY LOS ANGELES TCS MEZZANINE LLC WITH RESPECT TO LOAN IN THE AMOUNT OF $10,000,000	Mezzanine Loan Agreement

c/o Pacific Coast Capital Partners LLC

1960 E Grand Avenue, Suite 400

Attention: Nicholas V Colonna

El Segundo, California 90245

Gibson Dunn and Crutcher LLP

333 South Grand Avenue,

49th Floor

Attention: D Eric Remensperger

Los Angeles, California 90071

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
RP7A81	LBHI	PCCP LLC	06/01/2005	CONTINGENT PROMOTE AGREEMENT DATED JUNE 1, 2005 BETWEEN LEHMAN BROTHERS HOLDINGS INC AND PCCP LLC	Contingent Promote Agreement

c/o Pacific Coast Capital Partners LLC

1960 E Grand Avenue, Suite 400

Attention: Nicholas V Colonna

El Segundo, California 90245

Gibson Dunn and Crutcher LLP

333 South Grand Avenue,

49th Floor

Attention: D Eric Remensperger

Los Angeles, California 90071

RP7A81	LBHI	PCCP LLC	04/16/2010	FIRST AMENDMENT TO CONTINGENT PROMOTE AGREEMENT BETWEEN LEHMAN BROTHERS HOLDINGS INC AND PCCP LLC WITH RESPECT TO LOAN IN THE AMOUNT OF $10,000,000	First Amendment to Contingent Promote Agreement

c/o Pacific Coast Capital Partners LLC

1960 E Grand Avenue, Suite 400

Attention: Nicholas V Colonna

El Segundo, California 90245

Gibson Dunn and Crutcher LLP

333 South Grand Avenue, 49th Floor

Attention: D Eric Remensperger

Los Angeles, California 90071

R07B95	LBHI	PCF LB Syndication Partner	03/28/2008	Loan Agreement between LBHI and PCF LB Syndication Partner LLC	Loan Agreement	Lehman Brothers Holdings Inc 1271 Avenue of the Americas NY, NY 10020 Attn: Commercial Real Estate Weil, Gothshal & Manges LLP 1395 Brickell Avenue, Ste 1200 Miami, FL 33131 Attn: Richard A. Morrison

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R07A16	LBHI as successor to Lehman Brothers Bank	Phoenix Kingdom Mezz1, LLC	06/01/2007	Senior Mezzanine Loan Agreement between Phoenix Kingdom Mezz1, LLC and Lehman Brothers Bank, FSB	Senior Mezzanine Loan Agreement

Phoenix Kingdom Mezz1, LLCC/O

Bethany Holdings Group,

LLCIrvine, California 92614

Attention: Greg GarmonFacsimile

No.: 949-660-0685

Rutan & Tucker

61 1 Anton Boulevard

Costa Mesa,

California 92626

Attention: Patrick D. McCalla, Esq,

R07A16	LBHI as successor to Lehman Brothers Bank	Phoenix Kingdom Mezz2, LLC	06/01/2007	Junior Mezzanine Loan Agreement between Phoenix Kingdom Mezz2, LLC and Lehman Brothers Bank, FSB	Junior Mezzanine Loan Agreement

Phoenix Kingdom Mezz2, LLC

C/O Bethany Holdings Group,

LLC Irvine, California 92614

Attention: Greg Garmon Facsimile

No.: 949-660-0685

Rutan & Tucker

61 1 Anton Boulevard

Costa Mesa, California 92626

Attention: Patrick D. McCalla, Esq,

R07C62	LBHI	POINT PROPERTY CO LLC AND POINT ANNEX LAND CO LLC	07/02/2003	LOAN AGREEMENT AMONG LEHMAN BROTHERS HOLDINGS INC, POINT PROPERTY CO LLC AND POINT ANNEX LAND CO LLC IN THE AMOUNT OF $12,500,000	Loan Agreement

POINT PROPERTY CO LLC

1045 first avenue, suite 100

Attention: Mr. Daniel Gorge

King of Prussia, Pennsylvania

19406

POINT ANNEX LAND CO LLC

1045 first avenue, suite 100

Attention: Mr. Daniel Gorge

King of Prussia, Pennsylvania

19406

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R07C62	LBHI	POINT PROPERTY CO LLC, POINT ANNEX LAND CO LLC	05/24/2011	FIRST AMENDMENT TO LOAN AGREEMENT AND OTHER LOAN DOCUMENTS FOR THE POINT AT SARANAC LAKE AMONG POINT PROPERTY CO LLC, POINT ANNEX LAND CO LLC AND LEHMAN BROTHERS HOLDINGS INC	First Amendment to Loan Agreement

Point Property Co llc and Point

Annex Land Co llc

840 First Avenue, Suite 300

Attention: Daniel Gorge

King of Prussia, Pennsylvania

19406

Buchnan Ingersoll and Rooney Pc

Two liberty Place, Suite 3200

Attention: Brain s North Esq

Philadelphia, Pennsylvania

19102-2555

R07D21	LCPI	PRIII GLENDALE LLC	05/30/2008	LOAN AND SECURITY AGREEMENT BETWEEN LEHMAN COMMERCIAL PAPER INC AND PRIII GLENDALE LLC	Loan and Security Agreement

PFIII GLENDALE, LLC

C/O The Prudential Insurance

Company of America

8 Campus Drive

Attention: Soultana Reigle

Parsippany, NJ 7054

C/O The Prudential Insurance

Company of America

8 Campus Drive

Attention: Joan N. Hayden, Esq,

Parsippany, NJ 7054

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R07B95	LBHI	PROLOGIS NA3 III LP	07/11/2007	LOAN AGREEMENT BETWEEN PROLOGIS NA3 III LP AND LEHMAN BROTHERS HOLDINGS INC IN THE AMOUNT OF $965,000,000	Loan Agreement	c/o ProLogis 4545 Airport Way Attn: General Counsel Denver, Colorado 80239 Mayer Brown Rowe & Maw 71 S. Wacker Drive Attn: Robert C. Baptista, Jr., Chicago, Illinois 60606
R05B36	LBHI as successor to Lehman Brothers Bank	Riverside Office 321-329, LLC	04/13/2005	Open End Mortgage, Assignment of Leases and Rents and Security Agreement between Riverside Office 321- 329, LLC and Lehman Brothers Bank, FSB.	Loan Agreement	Riverside Office 321-329, LLCc/o Investcorp280 Park AvenueNY, NY 10017Attn: John R. FraserGibson Dunn & Crutcher LLP200 Park Avenue, 47th FlNY, NY 10166-0193Attn: David Furman, Esq
R07B62	LCPI	ROSSLYN INVESTORS I	05/30/2008	LOAN AND SECURITY AGREEMENT BETWEEN ROSSLYN INVESTORS I LLC AND LEHMAN COMMERCIAL PAPER INC	Loan and Security Agreement

Savanna

10 East 53rd Street,

37th Floor

Attention: Nicholas Bienstock

New York, New York 10022

Paul, Hastings, Janofsky &

Walker LLP

75 East 55th Street

Attention: John Cahill Esq

New York, New York 10022

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R07B62	LCPI	ROSSLYN SYNDICATION PARTNERS JV LP, 1812 REIT LLC, 1000-1100 REIT LLC, 1701 REIT LLC, 1400 REIT LLC, 1401 REIT LLC, 1501-1515 REIT LLC, 2990 REIT LLC, 1200 REIT LLC, ROSSLYN SERIES LLC	05/15/2007

CREDIT AGREEMENT AMONG

ROSSLYN SYNDICATION

PARTNERS JV LP, 1812 REIT LLC,

1000-1100 REIT LLC, 1701 REIT

LLC, 1400 REIT LLC, 1401 REIT

LLC, 1501-1515 REIT LLC, 2990

REIT LLC, 1200 REIT LLC,

ROSSLYN SERIES LLC, LEHMAN

BROTHERS INC AND LEHMAN

COMMERCIAL PAPER INC WITH

RESPECT TO LOAN IN THE

AMOUNT OF $200,000,000

Credit Agreement

c/o Monday Properties

230 Park Avenue

Attention: Anthony Westreich

New York, New York 10169

Paul, Weiss, Rifkind, Wharton &

Garrison, LLP

1285 Avenue of the Americas

Attention: Meredith J. Kane Esq

New York, New York 10019

R07B62	LCPI	ROSSLYN SYNDICATION PARTNERS JV LP, 1812 REIT LLC, 1000-1100 REIT LLC, 1701 REIT LLC, 1400 REIT LLC, 1401 REIT LLC, 1501-1515 REIT LLC, 2990 REIT LLC, 1200 REIT LLC, ROSSLYN SERIES LLC	10/19/2007

SECOND AMENDMENT TO

CREDIT AGREEMENT AMONG

ROSSLYN SYNDICATION

PARTNERS JV LP, 1812 REIT LLC,

1000-1100 REIT LLC, 1101 REIT

LLC, 1701 REIT LLC, 1400 REIT

LLC, 1401 REIT LLC, 1501-1515

REIT LLC, 2990 REIT LLC, 1200

REIT LLC, ROSSLYN SERIES LLC,

LEHMAN BROTHERS INC
AND LEHMAN COMMERCIAL PAPER INC

Amendment to Loan Agreement

c/o Monday Properties

230 Park Avenue

Attention: Anthony Westreich

New York, New York 10169

Paul, Weiss, Rifkind, Wharton &

Garrison, LLP

1285 Avenue of the Americas

Attention: Meredith J. Kane Esq

New York, New York 10019

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R07B62	LCPI	ROSSLYN SYNDICATION PARTNERS JV LP, 1812 REIT LLC, 1000-1100 REIT LLC, 1701 REIT LLC, 1400 REIT LLC, 1401 REIT LLC, 1501-1515 REIT LLC, 2990 REIT LLC, 1200 REIT LLC, ROSSLYN SERIES LLC	03/31/2008

CREDIT AGREEMENT AMONG

ROSSLYN SYNDICATION

PARTNERS JV LP, 1812 REIT LLC, 1000-1100 REIT LLC, 1701 REIT LLC, 1400 REIT LLC, 1401 REIT

LLC, 1501-1515 REIT LLC, 2990

REIT LLC, 1200 REIT LLC,

ROSSLYN SERIES LLC, LEHMAN BROTHERS INC AND LEHMAN

COMMERCIAL PAPER INC WITH RESPECT TO LOAN IN THE

AMOUNT OF $200,000,000

Credit Agreement

c/o Monday Properties

230 Park Avenue

Attention: Anthony Westreich

New York, New York 10169

Paul, Weiss, Rifkind, Wharton &

Garrison, LLP

1285 Avenue of the Americas

Attention: Meredith J. Kane Esq

New York, New York 10019

R07B62	LCPI	ROSSLYN SYNDICATION PARTNERS JV LP, 1812 REIT LLC, 1000-1100 REIT LLC, 1701 REIT LLC, 1400 REIT LLC, 1401 REIT LLC, 1501-1515 REIT LLC, 2990 REIT LLC, 1200 REIT LLC, ROSSLYN SERIES LLC	06/30/2008

CREDIT AGREEMENT AMONG

ROSSLYN SYNDICATION

PARTNERS JV LP, 1812 REIT LLC, 1000-1100 REIT LLC, 1701 REIT LLC, 1400 REIT LLC, 1401 REIT

LLC, 1501-1515 REIT LLC, 2990

REIT LLC, 1200 REIT LLC,

ROSSLYN SERIES LLC, LEHMAN BROTHERS INC AND LEHMAN

COMMERCIAL PAPER INC WITH RESPECT TO LOAN IN THE

AMOUNT OF $200,000,000

Credit Agreement

c/o Monday Properties

230 Park Avenue

Attention: Anthony Westreich

New York, New York 10169

Paul, Weiss, Rifkind, Wharton &

Garrison, LLP

1285 Avenue of the Americas

Attention: Meredith J. Kane Esq

New York, New York 10019

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R07B62	LCPI	ROSSLYN SYNDICATION PARTNERS JV LP, 1812 REIT LLC, 1000-1100 REIT LLC, 1701 REIT LLC, 1400 REIT LLC, 1401 REIT LLC, 1501-1515 REIT LLC, 2990 REIT LLC, 1200 REIT LLC, ROSSLYN SERIES LLC	12/31/2008

$20,000,000 CREDIT

AGREEMENT AMONG ROSSLYN SYNDICATION PARTNERS JV LP,

1812 REIT LLC, 1000-1100 REIT LLC, 1701 REIT LLC, 1400 REIT

LLC, 1401 REIT LLC, 1501-1515

REIT LLC, 2990 REIT LLC, 1200

REIT LLC, ROSSLYN SERIES LLC, LENDER, LEHMAN BROTHERS

INC AND LEHMAN

COMMERCIAL PAPER INC

Credit Agreement

c/o Monday Properties230 Park

AvenueAttention: Anthony

WestreichNew York, New York

10169Paul, Weiss, Rifkind,

Wharton & Garrison, LLP1285

Avenue of the

AmericasAttention: Meredith J.

Kane EsqNew York, New York

10019

R07B62	LCPI	ROSSLYN SYNDICATION PARTNERS JV LP, 1812 REIT LLC, 1000-1100 REIT LLC, 1701 REIT LLC, 1400 REIT LLC, 1401 REIT LLC, 1501-1515 REIT LLC, 2990 REIT LLC, 1200 REIT LLC, ROSSLYN SERIES LLC	12/31/2009

CREDIT AGREEMENT AMONG

ROSSLYN SYNDICATION

PARTNERS JV LP, 1812 REIT LLC, 1000-1100 REIT LLC, 1701 REIT LLC, 1400 REIT LLC, 1401 REIT

LLC, 1501-1515 REIT LLC, 2990

REIT LLC, 1200 REIT LLC,

ROSSLYN SERIES LLC, LEHMAN BROTHERS INC AND LEHMAN

COMMERCIAL PAPER INC WITH RESPECT TO LOAN IN THE

AMOUNT OF $200,000,000

Credit Agreement

c/o Monday Properties 230 Park Avenue

Attention: Anthony Westreich

New York, New York 10169

Paul, Weiss, Rifkind, Wharton &

Garrison, LLP

1285 Avenue of the Americas

Attention: Meredith J. Kane Esq

New York, New York 10019

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R07B62	LCPI	ROSSLYN SYNDICATION PARTNERS JV LP, 1812 REIT LLC, 1000-1100 REIT LLC, 1701 REIT LLC, 1400 REIT LLC, 1401 REIT LLC, 1501-1515 REIT LLC, 2990 REIT LLC, 1200 REIT LLC, ROSSLYN SERIES LLC	05/15/2007

FIRST AMENDMENT TO CREDIT AGREEMENT AMONG ROSSLYN SYNDICATION PARTNERS JV LP, 1812 REIT LLC, 1000-1100 REIT

LLC, 1101 REIT LLC, 1701 REIT

LLC, 1400 REIT LLC, 1401 REIT

LLC, 1501-1515 REIT LLC, 2990

REIT LLC, 1200 REIT LLC,

ROSSLYN SERIES LLC, LEHMAN BROTHERS INC AND LEHMAN

COMMERCIAL PAPER INC

Amendment to Loan Agreement

c/o Monday Properties

230 Park Avenue

Attention: Anthony Westreich

New York, New York 10169

Paul, Weiss, Rifkind, Wharton &

Garrison, LLP

1285 Avenue of the Americas

Attention: Meredith J. Kane Esq

New York, New York 10019

R07B62	LCPI	ROSSLYN SYNDICATION PARTNERS JV LP, 1812 REIT LLC, 1000-1100 REIT LLC, 1701 REIT LLC, 1400 REIT LLC, 1401 REIT LLC, 1501-1515 REIT LLC, 2990 REIT LLC, 1200 REIT LLC, ROSSLYN SERIES LLC	11/21/2007

THIRD AMENDMENT TO CREDIT AGREEMENT AMONG ROSSLYN SYNDICATION PARTNERS JV LP, 1812 REIT LLC, 1000-1100 REIT

LLC, 1101 REIT LLC, 1701 REIT

LLC, 1400 REIT LLC, 1401 REIT

LLC, 1501-1515 REIT LLC, 2990

REIT LLC, 1200 REIT LLC,

ROSSLYN SERIES LLC, LEHMAN BROTHERS INC AND LEHMAN

COMMERCIAL PAPER INC

Amendment to Loan Agreement

c/o Monday Properties

230 Park Avenue

Attention: Anthony Westreich

New York, New York 10169

Paul, Weiss, Rifkind, Wharton &

Garrison, LLP

1285 Avenue of the Americas

Attention: Meredith J. Kane Esq

New York, New York 10019

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R07D05	LBHI	SEAVIEW MONMOUTH LLC	10/27/2005	MEZZANINE LOAN AGREEMENT BETWEEN LEHMAN BROTHERS HOLDINGS INC AND SEAVIEW MONMOUTH LLC	Mezzanine Loan Agreement	Seaview Square, LLC c/o Investcorp 280 Park Avenue NY, NY 10017 Attn: F. Jonathan Dracos/Brad Seiden Paul, Hastings, Janofsky & Walker LLP 75 East 55th St NY, NY 10022 Attn: Eric R. Landau, Esq
R07A70	LBHI as successor to Lehman ALI	SERRANO PARTNERS LLC	12/28/2006	MEZZANINE LOAN AGREEMENT BETWEEN SERRANO PARTNERS LLC AND LEHMAN ALI INC WITH RESPECT TO LOAN IN THE AMOUNT OF $19,250,000	Mezzanine Loan Agreement	Serrano Partners, LLC c/o Lyon Ventures Capital 4901 Birch Street Frank T. Swan, Jr. Newport Beach, California 92660 Allen Matkins 1900 Main Street, 5th Floor Thomas C. Foster Irvine, California 92614

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R06B08	PAMI Statler Arms LLC	Statler Arms Garage, LLC	09/23/2008	Amendment of License Agreement and Stipulation of Settlement between PAMI Statler Arms LLC and Statler Arms Garage LLC	License Agreement

Herrick, Feinstein LLPOne

Gateway CenterNewark, NJ

07102Phone: (973) 274-

2055Fax: (973) 274-6424Email

geisenberg@herrick.com

Attention: Gary F. Eisenberg,

Esq. Benesch Friedlander

Coplan & Aronoff LLP200 Public

Square, 2300 BP

TowerCleveland, Ohio 44114-

2378Voice: (216) 363-4428Fax:

(216) 363-4588Mobile: (440)

376-1594dmayo@bfca.com

Statler Arms Garage, LLCc/o

David Spira1660 49th

StreetBrooklyn, New York 11204

Stephen M. O’BryanTaft

Stettinius & Hollister, LLP200

Public Square, Suite

3500Cleveland, Ohio 44114-

2302

Phone: (216) 241-2838

Fax: (216) 241-3707 and a copy to:                                    Eric H.

Zagrans

The Zagrans Law Firm

474 Overbrook Road

Elyria, Ohio 44035

R07D40	LBHI	SWEDBANK AB	11/18/2009	CO-LENDER AGREEMENT BETWEEN SWEDBANK AB AND LEHMAN BROTHERS HOLDINGS INC WITH RESPECT TO LOAN IN THE AMOUNT OF $19,075,000	CoLender	No Notice Parties

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R07D40	LBHI	SWEDBANK AB	07/01/2010	FIRST AMENDMENT TO CO-LENDER AGREEMENT BETWEEN SWEDBANK AB NEW YORK BRANCH AND LEHMAN BROTHERS HOLDINGS INC - DOCUMENT IS DATED AS 07-00-2010	CoLender	No Notice Parties
R05B17	LBHI	SWEETWATER POINT LLC	11/04/2005	LOAN AGREEMENT BETWEEN LEHMAN BROTHERS HOLDINGS INC AND SWEETWATER POINT LLC IN THE AMOUNT OF $6,000,000	Loan Agreement	No Notice Parties
R05B33	LBHI	TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, CITY AND COUNTY OF SAN FRANCISCO EMPLOYEES RETIREMENT SYSTEM AND THE OHIO BUREAU OF WORKERS COMPENSATION	06/17/2005	SALE AND CO-LENDER AGREEMENT AMONG LEHMAN BROTHERS HOLDINGS INC, TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, CITY AND COUNTY OF SAN FRANCISCO EMPLOYEES RETIREMENT SYSTEM AND THE OHIO BUREAU OF WORKERS COMPENSATION	Sale and Co-Lender Agreement	No Notice Parties

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R07C65	LBHI	Tim William Anderson	09/07/2007	SUBORDINATE PLEDGE AGREEMENT BETWEEN LEHMAN BROTHERS HOLDINGS INC. AND TIM WILLIAM ANDERSON	Subordinate Pledge Agreement

Moonlight Basin Ranch L.P.2 Hot

Springs Loop RoadEnnis,

Montana 59729Attn: Mr. Lee Poole and Mr. Gerrit Cormany

Tel No. 406-682-6666and

Moonlight Basin Ranch L.P.2

Hot Springs Loop RoadEnnis,

Montana 59729Attn:

Russ McElyea, Esq.

Tel No. 406-682-2225with a copy

to:Greenberg Traurig, LLP200

Park AvenueNew York, New York 10166

Attn: Joseph F. Kishel, Esq.

Tel No. 212-801-9238

R07C65	LCPI - successor-in-interest to Lehman Brothers Commercial Bank	Tim William Anderson	09/07/2007	PLEDGE AGREEMENT BETWEEN LEHMAN BROTHERS COMMERCIAL BANK AND TIM WILLIAM ANDERSON	Pledge Agreement

Moonlight Basin Ranch L.P. 2 Hot

Springs Loop Road Ennis,

Montana 59729

Attn: Mr. Lee Poole and

Mr. Gerrit Cormany

Tel No. 406-682-6666
and
Moonlight Basin Ranch L.P. 2

Hot Springs Loop Road Ennis,

Montana 59729

Attn: Russ McElyea, Esq.

Tel No. 406-682-2225 with a copy to: Greenberg Traurig, LLP 200

Park Avenue New York, New York 10166

Attn: Joseph F. Kishel, Esq.

Tel No. 212-801-9238

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R07D80	LBHI	TPG - ONE AMERICAN CENTER LLC	06/01/2007	LOAN AGREEMENT BETWEEN TPG-ONE AMERICAN CENTER LLC AND LEHMAN BROTHERS HOLDINGS INC .	Loan Agreement

One American Center

A Note Lender:

KeyCorp Real Estate Capital

Markets
11501 Outlook, Ste. 300

Overland Park, KS 66211

Attention: Anna E. Trigg

Telecopier: (877) 379-1625

A Note Borrower:

c/o Thomas Properties Group, Inc.

City National Plaza

515 South Flower Street,

6th Floor

Los Angeles, CA 90071

Attention: Todd L. Merkle

Telecopier: (213) 633-4760

Thomas Properties Group

2005 Market Street, Suite 3200

Philadelphia, PA 19130

Attention: Frank Zazera

Telecopier: (215) 851-6021

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R07D80	LBHI	TPG - ONE AMERICAN CENTER LLC	07/11/2007	FIRST AMENDMENT TO LOAN AGREEMENT BETWEEN TPG-ONE AMERICAN CENTER LLC AND LEHMAN BROTHERS HOLDINGS INC.	Amendment to Loan Agreement

One American CenterA Note

Lender:KeyCorp Real Estate

Capital Markets11501 Outlook,

Ste. 300Overland Park, KS 66211

Attention: Anna E. Trigg

Telecopier: (877) 379-1625A

Note Borrower:c/o Thomas Properties Group, Inc.

City National Plaza

515 South Flower Street, 6th Floor

Los Angeles, CA 90071

Attention: Todd L. Merkle

Telecopier: (213) 633-4760

Thomas Properties Group

2005 Market Street, Suite 3200

Philadelphia, PA 19130

Attention: Frank Zazera

Telecopier: (215) 851-6021

R02A17	LBHI	T-REX LLC I	07/11/2002	REVOLVING CREDIT AGREEMENT BETWEEN T-REX LLC I AND LEHMAN BROTHERS HOLDINGS INC	Revolving Credit Agreement	T-Rex Capital 747 Third Avenue; 24th Fl Attn: Thomas Mulroy NY, NY 10017 Kaye Scholer LLP 425 Park Avenue Attn: Stephen Gliatta, Esq NY, NY 10022

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R07A66	LBHI	TS New Development LP and Thunder Springs Mezzanine LP	02/04/2008	Loan Agreement between TS New Development LP and Thunder Springs Mezzanine LP and LBHI	Loan Agreement

TS New Development LP 302 East Hopkins Avenue

Aspen, Colorado 81611

Thunder Springs Mezzanine LP

302 East Hopkins Avenue

Aspen, Colorado 81611

Orrick, Herrington & Sutcliffe LLP

666 Fifth Avenue

New York, New York 10103

Attention: Alan J. Pomerantz, Esq.

R08D44	LCPI/LBHI	TUXEDO RESERVE OWNER LLC, TUXEDO TPA OWNER LLC	09/06/2006	BUILDING LOAN AGREEMENT AMONG TUXEDO RESERVE OWNER LLC, TUXEDO TPA OWNER LLC, LEHMAN COMMERCIAL PAPER INC AND LEHMAN BROTHERS HOLDINGS INC IN THE AMOUNT OF $35,000,000	Building Loan Agreement

c/o The Related Companies, L.P. 60 Columbus Circle

Attn: Michael Brenner,

Executive Vice-President and

Chief Financial Officer

New York, New York 10023

c/o The Related Companies, L.P.

60 Columbus Circle

Attn: David Speiser,

Vice President

New York, New York 10023

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R08D44	LCPI/LBHI	TUXEDO RESERVE OWNER LLC, TUXEDO TPA OWNER LLC	09/06/2006	PROJECT LOAN AGREEMENT AMONG TUXEDO RESERVE OWNER LLC, TUXEDO TPA OWNER LLC, LEHMAN COMMERCIAL PAPER INC AND LEHMAN BROTHERS HOLDINGS INC IN THE AMOUNT OF $50,000,000	Project Loan Agreement

c/o The Related Companies, L.P.

60 Columbus Circle

Attn: Michael Brenner,

Executive Vice-President and

Chief Financial Officer

New York, New York 10023

c/o The Related Companies,

L.P. 60 Columbus Circle

Attn: David Speiser,

Vice President

New York, New York 10023

R08D44	LCPI/LBHI	TUXEDO RESERVE OWNER LLC, TUXEDO TPA OWNER LLC	09/06/2006	SENIOR LOAN AGREEMENT AMONG TUXEDO RESERVE OWNER LLC, TUXEDO TPA OWNER LLC, LEHMAN COMMERCIAL PAPER INC AND LEHMAN BROTHERS HOLDINGS INC IN THE AMOUNT OF $80,000,000	Senior Loan Agreement

c/o The Related Companies,

L.P.60 Columbus CircleAttn: Michael Brenner,

Executive Vice-President and

Chief Financial Officer

New York, New York 10023

c/o The Related Companies, L.P.60 Columbus CircleAttn: David Speiser, Vice President

New York, New York 10023

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R08D44	LCPI/LBHI	TUXEDO RESERVE OWNER LLC, TUXEDO TPA OWNER LLC	12/28/2006	FIRST AMENDMENT TO SENIOR LOAN AGREEMENT BETWEEN LEHMAN COMMERCIAL PAPER INC, LEHMAN BROTHERS HOLDINGS INC, TUXEDO RESERVE OWNER LLC AND TUXEDO TPA OWNER LLC	Amendment to Loan Agreement

c/o The Related Companies, L.P. 60 Columbus Circle

Attn: Michael Brenner,

Executive Vice-President and

Chief Financial Officer

New York, New York 10023

c/o The Related Companies, L.P. 60 Columbus Circle

Attn: David Speiser,

Vice President

New York, New York 10023

R08D44	LCPI/LBHI	TUXEDO RESERVE OWNER LLC, TUXEDO TPA OWNER LLC	01/14/2008	SECOND AMENDMENT TO SENIOR LOAN AGREEMENT AMONG TUXEDO RESERVE OWNER LLC, TUXEDO TPA OWNER LLC, LEHMAN COMMERCIAL PAPER INC AND LEHMAN BROTHERS HOLDINGS INC IN THE AMOUNT OF $48,000,000	Amendment to Loan Agreement

c/o The Related Companies, L.P. 60 Columbus Circle

Attn: Michael Brenner,

Executive Vice-President and

Chief Financial Officer

New York, New York 10023

c/o The Related Companies, L.P. 60 Columbus Circle

Attn: David Speiser,

Vice President

New York, New York 10023

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R08D44	LCPI/LBHI	TUXEDO RESERVE OWNER LLC, TUXEDO TPA OWNER LLC	12/28/2006	FIRST AMENDMENT TO BUILDING LOAN AGREEMENT AMONG LEHMAN COMMERCIAL PAPER INC, LEHMAN BROTHERS HOLDINGS INC, TUXEDO RESERVE OWNER LLC AND TUXEDO TPA OWNER LLC	Amendment to Loan Agreement

c/o The Related Companies, L.P.

60 Columbus Circle

Attn: Michael Brenner, Executive

Vice-President and Chief

Financial Officer

New York, New York 10023

c/o The Related Companies, L.P.

60 Columbus Circle

Attn: David Speiser, Vice President

New York, New York 10023

R08D44	LCPI/LBHI	TUXEDO RESERVE OWNER LLC, TUXEDO TPA OWNER LLC	02/29/2008	SECOND AMENDMENT TO BUILDING LOAN AGREEMENT AMONG TUXEDO RESERVE OWNER LLC, TUXEDO TPA OWNER LLC, LEHMAN COMMERCIAL PAPER INC AND LEHMAN BROTHERS HOLDINGS INC IN THE AMOUNT OF $40,000,000	Amendment to Loan Agreement

c/o The Related Companies, L.P.

60 Columbus Circle

Attn: Michael Brenner, Executive

Vice-President and Chief

Financial Officer

New York, New York 10023

c/o The Related Companies, L.P.

60 Columbus Circle

Attn: David Speiser, Vice

President

New York, New York 10023

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R08D44	LCPI/LBHI	TUXEDO RESERVE OWNER LLC, TUXEDO TPA OWNER LLC	12/28/2006	FIRST AMENDMENT TO PROJECT LOAN AGREEMENT BETWEEN LEHMAN COMMERCIAL PAPER INC, LEHMAN BROTHERS HOLDINGS INC, TUXEDO RESERVE OWNER LLC AND TUXEDO TPA OWNER LLC IN THE AMOUNT OF $50,000,000	Amendment to Loan Agreement

c/o The Related Companies, L.P.

60 Columbus Circle

Attn: Michael Brenner, Executive

Vice-President and Chief

Financial Officer

New York, New York 10023

c/o The Related Companies, L.P.

60 Columbus Circle

Attn: David Speiser, Vice

President

New York, New York 10023

R08D44	LCPI/LBHI	TUXEDO RESERVE OWNER LLC, TUXEDO TPA OWNER LLC	01/14/2008	SECOND AMENDMENT TO PROJECT LOAN AGREEMENT AMONG TUXEDO RESERVE OWNER LLC, TUXEDO TPA OWNER LLC, LEHMAN COMMERCIAL PAPER INC AND LEHMAN BROTHERS HOLDINGS INC IN THE AMOUNT OF $25,000,000	Amendment to Loan Agreement

c/o The Related Companies,

L.P.60 Columbus CircleAttn:

Michael Brenner, Executive Vice-

President and Chief Financial

OfficerNew York, New York

10023c/o The Related

Companies, L.P.60 Columbus

CircleAttn: David Speiser, Vice

PresidentNew York, New York

10023

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R07A55	LBHI	W2005 KAPALUA GENGATE HOTEL REALTY LLC	03/27/2007	CONSTRUCTION LOAN AGREEMENT BETWEEN LEHMAN BROTHERS HOLDINGS INC AND W2005 KAPALUA GENGATE HOTEL REALTY LLC IN THE AMOUNT OF $232,426,079	Construction Loan Agreement

c/o Whitehall Street Global Real

Estate Limited Partnership

85 Broad Street, 10th Floor

Attention: Whitehall Chief

Financial Officer

New York, New York 10004

Sullivan & Cromwell LLP

125 Broad Street

Attention: Anthony J. Colletta,

Esq.

New York, New York 10004

R07D94	LBHI	W2007 GOLUB JHC SUB MEZZ LLC	01/19/2007	MEZZANINE C LOAN AGREEMENT BETWEEN LEHMAN BROTHERS HOLDINGS INC AND W2007 GOLUB JHC SUB MEZZ LLC WITH RESPECT TO LOAN IN THE AMOUNT OF $220,000,000	Loan Agreement

c/o Whitehall Street Global Real

Estate Limited Partnership 2007

85 Broad Street, 10th Floor

Attn: Whitehall Chief Financial

Officer

New York, New York 10004

c/o Golub & Company LLC

625 N. Michigan Avenue, Suite

2000

Attn: Lee Golub

Chicago, Illinois 60611

Sullivan & Cromwell LLP

125 Broad Street

Attn: Anthony Colletta, Esq.

New York, New York 10004

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R07D19	LBHI as successor to Lehman Brothers Bank	Walton CW Mezz Delta, LLC, Walton CW Mezz Delta, NR and Walton CW Mezz Delta CA LLC	11/20/2007	Loan Agreement (Mezzanine D Loan) Between Walton CW Mezz Delta, LLC, Walton CW Mezz Delta, NR and Walton CW Mezz Delta CA LLC and Barclays Capital Real Estate Inc., Lehman Brother Bank, FSB and Goldman Sach Mortgage Company	Loan Agreement (Mezz D Loan)

C/O Walton Street Capital, L.L.C.

900 North Michigan Avenue

Suite 1900

Chicago, Illinois 606 1 1

Attention: Luke Massar

Telephone: (3 12) 91 5-2871

Facsimile: (3 12) 91 5-2901

Pircher, Nichols & Meeks

900 North Michigan Avenue

Suite 1050

Chicago, Illinois 6061 1

Attention: Real Estate Notices

(MJMIJMV)

Telephone: (3 12) 91 5-3 1 12

Facsimile: (3 12) 915-3348

R07D19	LBHI as successor to Lehman Brothers Bank	WALTON CW MEZZ ETA, L.L.C.,WALTON CW MEZZ ETA NR, L.L.C., andWALTON CW MEZZ ETA CA, L.L.C.,	11/20/2007	LOAN AGREEMENT (MEZZANINE G LOAN)BetweenWALTON CW ETA GAMMA, L.L.C.,WALTON CW ETA GAMMA NR, L.L.C., andWALTON CW ETA GAMMA CA, L.L.C., collectively as BorrowerAndBARCLAYS CAPITAL REAL ESTATE INC.,LEHMAN BROTHERS BANK, FSB andGOLDMAN SACHS MORTGAGE COMPANY, collectively as Lender	Loan Agreement

C/O Walton Street Capital,

L.L.C.900 North Michigan

AvenueSuite 1900Chicago,

Illinois 606 1 1Attention: Luke

MassarTelephone: (3 12) 91 5-

2871Facsimile: (3 12) 91 5-

2901Pircher, Nichols &

Meeks900 North Michigan

AvenueSuite 1050Chicago,

Illinois 6061 1Attention: Real

Estate Notices

(MJMIJMV)Telephone: (3 12) 91

5-3 1 12Facsimile: (3 12) 915-

3348

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R07D19	LBHI as successor to Lehman Brothers Bank	WALTON CW MEZZ GAMMA, L.L.C., WALTON CW MEZZ GAMMA NR, L.L.C., and WALTON CW MEZZ GAMMA CA, L.L.C.,	11/20/2007

LOAN AGREEMENT (MEZZANINE C LOAN)

Between

WALTON CW MEZZ GAMMA, L.L.C.,

WALTON CW MEZZ GAMMA NR, L.L.C.,

and

WALTON CW MEZZ GAMMA CA, L.L.C.,

collectively as Borrower

And

BARCLAYS CAPITAL REAL ESTATE INC.,

LEHMAN BROTHERS BANK, FSB

and

GOLDMAN SACHS MORTGAGE COMPANY,

collectively as Lender

Loan Agreement

C/O Walton Street Capital, L.L.C.

900 North Michigan Avenue

Suite 1900

Chicago, Illinois 606 1 1

Attention: Luke Massar

Telephone: (3 12) 91 5-2871

Facsimile: (3 12) 91 5-2901

Pircher, Nichols & Meeks

900 North Michigan Avenue

Suite 1050

Chicago, Illinois 6061 1

Attention: Real Estate Notices

(MJMIJMV)

Telephone: (3 12) 91 5-3 1 12

Facsimile: (3 12) 915-3348

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R07D19	LBHI as successor to Lehman Brothers Bank	WALTON CW MEZZ ZETA, L.L.C., WALTON CW MEZZ ZETA NR, L.L.C., and WALTON CW MEZZ ZETA CA, L.L.C.,	11/20/2007

LOAN AGREEMENT (MEZZANINE F LOAN)
Between
WALTON CW MEZZ ZETA, L.L.C.,
WALTON CW MEZZ ZETA NR, L.L.C., and
WALTON CW MEZZ ZETA CA, L.L.C.,

collectively as Borrower And BARCLAYS CAPITAL REAL ESTATE INC.,
LEHMAN BROTHERS BANK, FSB
and
GOLDMAN SACHS MORTGAGE COMPANY,
collectively as Lender

Loan Agreement

C/O Walton Street Capital, L.L.C.

900 North Michigan Avenue

Suite 1900

Chicago, Illinois 606 1 1

Attention: Luke Massar

Telephone: (3 12) 91 5-2871

Facsimile: (3 12) 91 5-2901

Pircher, Nichols & Meeks

900 North Michigan Avenue

Suite 1050

Chicago, Illinois 6061 1

Attention: Real Estate Notices

(MJMIJMV)

Telephone: (3 12) 91 5-3 1 12

Facsimile: (3 12) 915-3348

R07D37	LCPI	WALTON PHBC SR MEZZ INVESTORS V LLC, WALTON PHBC JR MEZZ INVESTORS V	07/01/2008	LOAN AND SECURITY AGREEMENT AMONG WALTON PHBC SR MEZZ INVESTORS V LLC, WALTON PHBC JR MEZZ INVESTORS V LLC AND LEHMAN COMMERCIAL PAPER INC IN THE AMOUNT OF $31,751,697.31	Loan and Security Agreement

c/o Walton Street Capital

900 North Michigan Avenue,

Suite 1900

Attention: Luke G. Massar/K. Jay

Weaver

Chicago, IL 60611

Paul Hastings Janofsky & Walker

LLP

75 East 55th Street

Attention: Robert J. Grados, Esq.

New York, New York 10022

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R06B31	LBHI as successor to Lehman Brothers Bank	WALTON SMITH INVESTORS V LLC AND WALTON FLORENCE INVESTORS V LLC	09/28/2006	FIRST AMENDMENT TO LOAN AGREEMENT AMONG LEHMAN BROTHERS BANK FSB, WALTON SMITH INVESTORS V LLC AND WALTON FLORENCE INVESTORS V LLC WITH RESPECT TO LOAN IN THE AMOUNT OF $42,500,000	First Amendment to Loan Agreement

Walton Smith Investors V,

LLCc/o Walton Street Capital,

LLC900 North Michigan Avenue,

Ste 1900Chicago, IL 60611Attn:

Luke MassarWalton Florence

Investors V, LLCc/o Walton

Street Capital, LLC900 North

Michigan Avenue, Ste

1900Chicago, IL 60611Attn: Luke

MassarPircher, Nichols &

Meeks1925 Century Park East,

Ste 1700Los Angeles, CA

90057Attn: Real Estate Notices

(SCS/ADK)

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R06B31	LBHI as successor to Lehman Brothers Bank	WALTON SMITH INVESTORS V LLC, WALTON FLORENCE INVESTORS V LLC	04/06/2006	LOAN AGREEMENT AMONG WALTON SMITH INVESTORS V LLC, WALTON FLORENCE INVESTORS V LLC AND LEHMAN BROTHERS BANK FSB IN THE AMOUNT OF $42,500,000	Loan Agmt

Walton Smith Investors V, LLC

c/o Walton Street Capital, LLC

900 North Michigan Avenue, Ste

1900

Chicago, IL 60611

Attn: Luke Massar

Walton Florence Investors V, LLC

c/o Walton Street Capital, LLC

900 North Michigan Avenue, Ste

1900

Chicago, IL 60611

Attn: Luke Massar

Pircher, Nichols & Meeks

1925 Century Park East, Ste

1700

Los Angeles, CA 90057

Attn: Real Estate Notices

(SCS/ADK)

R06B27	LBHI	Windsor Capital Corp	12/15/2005	Letter Agreement Regarding Collateral between LBHI and Windsor Capital Corp regarding revolving line of credit in the amount of $5,000,000	Letter Agreement	Windsor Capital Corp 1441 Brickell Avenue, Ste 1001 Miami, FL 33131
R05B41	LBHI	Wolf Greenville B, LLC and FRI Greenville Mezz	07/27/2005	Mezzanine Loan Agreement among Lehman Brothers Holdings Inc, Wolf Greenville B, LLC and FRI Greenville Mezz	Mezzanine Loan Agreement	No Notice Parties

Deal ID	Debtor[1]	Counterparty	Date	Title of Agreement	Description[2]	Notice Address
R07B11	LBHI	WSG WEST PALM BEACH DEVELOPMENT LLC	08/30/2007	LOAN AGREEMENT BETWEEN WSG WEST PALM BEACH DEVELOPMENT LLC AND LEHMAN BROTHERS HOLDINGS INC	Loan Agreement

c/o WSG Development Company

400 Arthur Godfry Road, Suite

200

Attention: Eric Sheppard

Miami Beach, Florida 33140

Berman Rennert Vogel &

Mandler, P.A.

100 Southeast Second Street,

Suite 2900

Attention: Wendy Beck, Esq.

Miami, Florida 33131

R07D35	LBHI	WTCC AUSTIN MEZZ V LP	08/09/2007	LOAN AGREEMENT FOR MEZZANINE A LOAN BETWEEN LEHMAN BROTHERS HOLDINGS INC AND WTCC AUSTIN MEZZ V LP	Loan Agreement

WTCC Austin Mezz V L.P

C/O Walton Street Capital, L.L.C

900 North Michigan Avenue

Suite 1900

Attention: Luke Massar

Chicago, Illinois 60611

Pircher, Nichols & Meeks

1925 Century Park East Suite

1700

Attention: Real Estate Notices

(SCS/ADWWBT)

Los Angeles, California 90067

Debtor	Counterparty	Title of Agreement	Description[3]	Notice Address
LB Rose Ranch LLC	Angela Dawn Boyer	Deed Restricted Contract, dated as of October 14, 2008	Residence Purchase & Sale Agreement for Lot 300	1202 Cooper Avenue, Glenwood Springs, CO 81601
LB Rose Ranch LLC	Board of Garfield County Commissioners	Government Agreement, dated as of October 20, 2008	Deed Restriction & Agreement	c/o Building & Planning Director, 108 8th Street, Suite 401, Glennwood Springs, CO 81601
LB Rose Ranch LLC	Garfield County	Government Agreement	Zone District / Comprehensive Plan Map Amendment	c/o Building & Planning Director, 108 8th Street, Suite 401, Glennwood Springs, CO 81601
LB Rose Ranch LLC	A.D.R.A. LLC	Membership Agreement	Membership Agreement	3329 Diablo Way, Castle Rock, CO 80108
LB Rose Ranch LLC	Robert Adams	Membership Agreement, dated as of May 23, 2007	Membership Agreement	151 Laird Lane, Glenwood Springs, CO 81601
LB Rose Ranch LLC	Brian Albonge, Michael Cryan & Gary Grey	Membership Agreement, dated as of March 5, 2006	Membership Agreement	2949 Heavenly Ridge, Thousand Oaks, CA 91362
LB Rose Ranch LLC	Judy Alexander	Membership Agreement, dated as of January 31, 2006	Membership Agreement	1894 Hwy 50 East #4, PMB 207, Carson City, NV 89701 and 130 N. Spring Street, Aspen, CO 81611
LB Rose Ranch LLC	Cheryl & Karla Allen	Membership Agreement, dated as of April 1, 2008	Membership Agreement	100 S. Spring St., Aspen, CO 81611
LB Rose Ranch LLC	Mark Asher	Membership Agreement, dated as of August 10, 2007	Membership Agreement	1006 River Bend Way Glenwood Springs, CO 81601
LB Rose Ranch LLC	Suzanne Atkinson & Stephen Ornowski	Membership Agreement, dated as of July 24, 2006	Membership Agreement	100 N. 8th Street, Aspen, CO 81611

3 This description is provided for informational purposes only. To the extent there is an inconsistency between this description and the contract, the contract governs.

Debtor	Counterparty	Title of Agreement	Description[3]	Notice Address
LB Rose Ranch LLC	Rick Balentine	Membership Agreement, dated as of October 17, 2006	Membership Agreement	533 E. Hopkinton Ave., Aspen, CO 81611 and P.O. Box 11656, Aspen, CO 81612
LB Rose Ranch LLC	Steven Beattie	Membership Agreement, dated as of May 30, 2003	Membership Agreement	74 Fairway Lane, Glenwood Springs, CO 81601
LB Rose Ranch LLC	Ryan Beckman	Membership Agreement, dated as of April 8, 2008	Membership Agreement	311 Sunflower Loop, Carbondale, CO 81623
LB Rose Ranch LLC	Michael Bennett	Membership Agreement, dated as of April 4, 2006	Membership Agreement	158 Wild Rose Drive, Glenwood Springs, CO 81601
LB Rose Ranch LLC	Dan Blake	Membership Agreement, dated as of June 1, 2007	Membership Agreement	P.O. Box 1443, Glenwood Springs, CO 81602
LB Rose Ranch LLC	Justin Blanke & Devon Arnold	Membership Agreement, dated as of April 26, 2008	Membership Agreement	231 Robinson St. #210, Basalt, CO 81621
LB Rose Ranch LLC	Wendy & Anthony Bontempo	Membership Agreement, dated as of May 10, 2008	Membership Agreement	4 Eagle Claw Circle, Glenwood Springs, CO 81601
LB Rose Ranch LLC	David Ice & Lisa Bontempo	Membership Agreement, dated as of April 10, 2006	Membership Agreement	20 Silver Mountain Drive, Glenwood Springs, CO 81601
LB Rose Ranch LLC	Roger Brown	Membership Agreement, dated as of July 1, 2007	Membership Agreement	241 Dolores Circle, Glenwood Springs, CO 81601
LB Rose Ranch LLC	Tom Buck	Membership Agreement, dated as of May 19, 2007	Membership Agreement	5089 Orchard Court, Golden CO 80403
LB Rose Ranch LLC	Gerald Burk	Membership Agreement, dated as of May 18, 2008	Membership Agreement	608 Harvard Drive, Glenwood Springs, CO 81601
LB Rose Ranch LLC	Matthew Burt	Membership Agreement, dated as of July 9, 2007	Membership Agreement	1195 River Bend Way, Glenwood Springs, CO 81601
LB Rose Ranch LLC	Allan Butler	Membership Agreement, dated as of May 19, 2003	Membership Agreement	33 Woodruff Place, Glenwood Springs, CO 81601
LB Rose Ranch LLC	Kirk Cheney	Membership Agreement, dated as of April 24, 2007	Membership Agreement	2902 CR 113, Carbondale, CO 81623

Debtor	Counterparty	Title of Agreement	Description[3]	Notice Address
LB Rose Ranch LLC	Ari Chopra & Bonnie Sihler	Membership Agreement, dated as of May 9, 2007	Membership Agreement	910 River Bend Way, Glenwood Springs, CO 81601 and 701 Grand Ave. #301, Glenwood Springs, CO 81601
LB Rose Ranch LLC	Ed Cocoran	Membership Agreement, dated as of May 31, 2008	Membership Agreement	1114 Westlook Drive, Glenwood Springs, CO 81601
LB Rose Ranch LLC	Jared Coe	Membership Agreement, dated as of August 7, 2008	Membership Agreement	763 River Bend Way Glenwood Springs, CO 81601
LB Rose Ranch LLC	William Comer	Membership Agreement, dated as of December 9, 2005	Membership Agreement	203 Silver Mountain Drive, Glenwood Springs, CO 81601
LB Rose Ranch LLC	Richard Condon & Rosemary Knox	Membership Agreement, dated as of April 29, 2003	Membership Agreement	P.O. Box 2084, Basalt, CO 81621
LB Rose Ranch LLC	George Conrades	Membership Agreement, dated as of March 29, 2007	Membership Agreement	c/o CNS Partners LLC P.O. Box 380199, Cambridge, MA 2238
LB Rose Ranch LLC	Robert & Robin Cooke	Membership Agreement, dated as of June 26, 2008	Membership Agreement	4312 Greeley, Houston, TX 77006
LB Rose Ranch LLC	Vaughn & Suzanne Counts	Membership Agreement, dated as of January 25, 2006	Membership Agreement	719 Oxford St., Houston, TX 77007-1608
LB Rose Ranch LLC	Thisha McBridge	Membership Agreement, dated as of July 18, 2006	Membership Agreement	91 Silver Mountain Drive, Glenwood Springs, CO 81601
LB Rose Ranch LLC	Rufus Crockett	Membership Agreement, dated as of May 9, 2007	Membership Agreement	P.O. Box 3837, Aspen, CO 81612
LB Rose Ranch LLC	Rusty Crossland	Membership Agreement, dated as of May 31, 2003	Membership Agreement	1061 Overlook Drive, Glenwood Springs, CO 81601
LB Rose Ranch LLC	James C. Crowley Jr. & Audrey Crowley	Membership Agreement, dated as of August 3, 2005	Membership Agreement	746 Silver Shores Road, Vero Beach, FL 32963
LB Rose Ranch LLC	Jennifer Cuny & Ean Steele	Membership Agreement, dated as of April 2, 2007	Membership Agreement	715 River Bend Way, Glenwood Springs, CO 81601
LB Rose Ranch LLC	Steven & Elise D’Amico	Membership Agreement, dated as of July 3, 2007	Membership Agreement	1726 Blackhawk Drive, Rio Rancho, NM 87144

Debtor	Counterparty	Title of Agreement	Description[3]	Notice Address
LB Rose Ranch LLC	Kristin L. Davis	Membership Agreement, dated as of July 17, 2006	Membership Agreement	136 Silver Mountain Dr., Glenwood Springs, CO 81601
LB Rose Ranch LLC	The Deanna Rochel Trust	Membership Agreement, dated as of June 10, 2007	Membership Agreement	263 Dolores Circle, Glenwood Springs, CO 81601
LB Rose Ranch LLC	Jay & Kimberly Denton	Membership Agreement, dated as of May 11, 2007	Membership Agreement	157 Silver Mountain Drive, Glenwood Springs, CO 81601
LB Rose Ranch LLC	Raymond Dittamore	Membership Agreement, dated as of May 5, 2006	Membership Agreement	P.O. Box 2050, Glenwood Springs, CO 81601
LB Rose Ranch LLC	Ronald Dozoretz	Membership Agreement, dated as of July 10, 2006	Membership Agreement	240 Corporate Blvd.,. Norfolk, VA 23502
LB Rose Ranch LLC	Cornelius Dupre II	Membership Agreement, dated as of June 29, 2005	Membership Agreement	314 North Post Oak Lane, Houston, TX 77024
LB Rose Ranch LLC	John Eaton	Membership Agreement, dated as of June 4, 2007	Membership Agreement	48 Hopi, Carbondale, CO 81623
LB Rose Ranch LLC	Gayle Embrey	Membership Agreement, dated as of August 7, 2007	Membership Agreement	414 Elk Circle, Basalt, CO 81621
LB Rose Ranch LLC	Lauren Embrey	Membership Agreement, dated as of August 6, 2007	Membership Agreement	4142 Prescott Ave., Dallas, TX 75219
LB Rose Ranch LLC	Scott Fenske	Membership Agreement, dated as of May 3, 2006	Membership Agreement	PO Box 1323, Carbondale, CO 81623
LB Rose Ranch LLC	Martin Finklestein & Susan Frazier	Membership Agreement, dated as of June 5, 2006	Membership Agreement	838 River Bend Way, Glenwood Springs, CO 81601
LB Rose Ranch LLC	Mike Flack	Membership Agreement	Membership Agreement	P.O. Box 266, Woody Creek, CO 81656
LB Rose Ranch LLC	Robert Frazho & Andrea Nederveld	Membership Agreement, dated as of June 10, 2007	Membership Agreement	408 Miranda Ct., Grand Junction, CO 81503
LB Rose Ranch LLC	Brian L. & Valerie Fuller	Membership Agreement, dated as of October 11, 2005	Membership Agreement	65 Wild Rose Drive, Glenwood Springs, CO 81601
LB Rose Ranch LLC	Jon Ray Gardner	Membership Agreement, dated as of August 4, 2008	Membership Agreement	787 River Bend Way, Glenwood Springs, CO 81601
LB Rose Ranch LLC	Robert Gibbons	Membership Agreement, dated as of July 21, 2006	Membership Agreement	P.O. Box 2058, Glenwood Springs, CO 81602

Debtor	Counterparty	Title of Agreement	Description[3]	Notice Address
LB Rose Ranch LLC	Alan Gibson & Robin Mueller	Membership Agreement, dated as of July 27, 2006	Membership Agreement	191 Silver Mountain Drive, Glenwood, Springs CO 81601 and 385 Sycamore Ave., Claremont, CA 91711
LB Rose Ranch LLC	Carmela Gillenwater	Membership Agreement, dated as of August 30, 2008	Membership Agreement	68 Golden Bear Drive, Carbondale, CO 81623
LB Rose Ranch LLC	Darbe Gosda	Membership Agreement, dated as of May 21, 2007	Membership Agreement	3123 Castlewood, Houston, TX 77025
LB Rose Ranch LLC	Mark Gould, Jr.	Membership Agreement, dated as of April 5, 2008	Membership Agreement	474 Westbank Road, Glenwood Springs, CO 81601
LB Rose Ranch LLC	Giora Hahn	Membership Agreement, dated as of May 10, 2007	Membership Agreement	160 River Oaks Lane, Basalt, CO 81621
LB Rose Ranch LLC	Jeffrey Hale	Membership Agreement, dated as of May 4, 2006	Membership Agreement	59 Wild Rose Court, Glenwood Springs, CO 81601
LB Rose Ranch LLC	Trenton Harbour	Membership Agreement, dated as of July 28, 2007	Membership Agreement	39826 278 Way S.E., Enumclaw, WA 98022 and 18551 N. 83rd., Glendale, AZ 85308
LB Rose Ranch LLC	Troy Harbour	Membership Agreement, dated as of May 27, 2007	Membership Agreement	0268 Red Bluff Vista, Glenwood Springs, CO 81601
LB Rose Ranch LLC	Julian Hardaker	Membership Agreement, dated as of April 5, 2008	Membership Agreement	3722 CR 115, Glenwood Springs, CO 81601
LB Rose Ranch LLC	Bill Hegberg	Membership Agreement, dated as of July 3, 2006	Membership Agreement	140 River Oaks Lane, Basalt, CO 81621
LB Rose Ranch LLC	Heide Heidepriem	Membership Agreement, dated as of September 28, 2006	Membership Agreement	118 Geneva Drive, Sedona, AZ 86336
LB Rose Ranch LLC	Thomas & Susan Henderson	Membership Agreement, dated as of May 1, 2007	Membership Agreement	922 Red Mountain Drive, Glenwood Springs, CO 81601
LB Rose Ranch LLC	Paul & Eden Henschel	Membership Agreement, dated as of September 2, 2007	Membership Agreement	171 River Bend Way, Glenwood Springs, CO 81601
LB Rose Ranch LLC	Roger Hindman	Membership Agreement, dated as of January 23, 2003	Membership Agreement	120 Pioneer Court, Carbondale, CO 81623

Debtor	Counterparty	Title of Agreement	Description[3]	Notice Address
LB Rose Ranch LLC	Anne Hodgson	Membership Agreement, dated as of September 6, 2005	Membership Agreement	177 Silver Mountain Drive, Glenwood, Springs CO 81601
LB Rose Ranch LLC	Bill Huffman & Karen Flammand	Membership Agreement, dated as of January 28, 2003	Membership Agreement	102 Fairway Lane, Glenwood Springs, CO 81601
LB Rose Ranch LLC	Elizabeth Hunter	Membership Agreement, dated as of June 26, 2008	Membership Agreement	P.O. Box 5098, Snowmass Village, CO 81615
LB Rose Ranch LLC	Rudi Idzojtic	Membership Agreement, dated as of May 8, 2004	Membership Agreement	177 Meadow Lane, Glenwood Springs, CO 81601
LB Rose Ranch LLC	Paul Incze	Membership Agreement, dated as of October 6, 2006	Membership Agreement	48 Silver Mountain Drive, Glenwood Springs, CO 81601
LB Rose Ranch LLC	James Vidakovich Revocable Trust	Membership Agreement, dated as of July 27, 2007	Membership Agreement	3575 Cahuenga Blvd., West Los Angeles, CA 90068
LB Rose Ranch LLC	Daniel & Karen Johnson	Membership Agreement, dated as of May 6, 2005	Membership Agreement	441 Lewis Lane, Basalt CO 81621
LB Rose Ranch LLC	Trent Johnson	Membership Agreement, dated as of May 31, 2008	Membership Agreement	2336 S. Falcon Point Ct., Grand Junction, CO 81503
LB Rose Ranch LLC	Erik Johnson	Membership Agreement, dated as of July 10, 2006	Membership Agreement	403 River Bend Way, Glenwood Springs, CO 81601
LB Rose Ranch LLC	Cleve Johnson & Anneke Scholten	Membership Agreement, dated as of June 13, 2007	Membership Agreement	P.O. Box 1520, Basalt, CO 81621
LB Rose Ranch LLC	Adam Juul	Membership Agreement, dated as of April 13, 2007	Membership Agreement	290 Silver Mountain Drive, Glenwood Springs, CO 81601
LB Rose Ranch LLC	George Kelly	Membership Agreement, dated as of April 4, 2007	Membership Agreement	96 Bent Grass Drive, Glenwood Spring, CO 81601
LB Rose Ranch LLC	E.G. Kendrick	Membership Agreement, dated as of August 1, 2007	Membership Agreement	3964 Paradise View Dr., Paradise Valley, AZ 85253
LB Rose Ranch LLC	Lynn Kleager	Membership Agreement, dated as of July 17, 2005	Membership Agreement	214 Wild Rose Drive, Glenwood Springs, CO 81601
LB Rose Ranch LLC	Jeffrey Knable	Membership Agreement, dated as of August 2, 2005	Membership Agreement	43 Wild Rose Drive, Glenwood Springs, CO 81623
LB Rose Ranch LLC	Steven Knous	Membership Agreement, dated as of June 23, 2005	Membership Agreement	575 Riverside Drive, Basalt, CO 81621
LB Rose Ranch LLC	Kurt Korn	Membership Agreement, dated as of July 13, 2006	Membership Agreement	149 Wild Rose Drive, Glenwood Springs, CO 81601

Debtor	Counterparty	Title of Agreement	Description[3]	Notice Address
LB Rose Ranch LLC	Kurt & Helen Kornreich	Membership Agreement, dated as of January 23, 2006	Membership Agreement	73 Blue River Drive, Palm Desert, CA 92211
LB Rose Ranch LLC	Roget & Tonya Kuhn	Membership Agreement, dated as of September 4, 2008	Membership Agreement	303 1/2 E Main St., Aspen, CO 81611 and 130 Pitkin Mesa Dr., Aspen, CO 81611
LB Rose Ranch LLC	Cary Lakeman & Leslie Way	Membership Agreement, dated as of September 9, 2005	Membership Agreement	179 Wild Rose Drive, Glenwood Springs, CO 81601
LB Rose Ranch LLC	Charlie Lawson & Sarahliz Braugh	Membership Agreement, dated as of May 15, 2006	Membership Agreement	126 White Peaks Lane, Glenwood Springs, CO 81601
LB Rose Ranch LLC	Mark Layton	Membership Agreement, dated as of June 23, 2007	Membership Agreement	1677 E. Ponto Lake Rd. NW, Backus, MD 56435
LB Rose Ranch LLC	Leigh Letson	Membership Agreement, dated as of June 23, 2007	Membership Agreement	P.O. Box 304, Basalt, CO 81621
LB Rose Ranch LLC	Gregg Mackey	Membership Agreement, dated as of May 22, 2008	Membership Agreement	P.O. Box 398, Basalt, CO 81621
LB Rose Ranch LLC	Michael Marienthal	Membership Agreement, dated as of October 28, 2005	Membership Agreement	406 River Bend Way, Glenwood Springs, Co 81601
LB Rose Ranch LLC	Gregorio Martinez	Membership Agreement, dated as of June 4, 2007	Membership Agreement	1155 Vitos Way, Carbondale, CO 81623
LB Rose Ranch LLC	David Matheson	Membership Agreement, dated as of July 1, 2006	Membership Agreement	910 Mt. Sopris Dr., Glenwood Springs, CO 81601
LB Rose Ranch LLC	James & Susan McClelland	Membership Agreement, dated as of November 4, 2005	Membership Agreement	73 Wildrose Drive, Glenwood Springs, CO 81601
LB Rose Ranch LLC	Mike McCoy	Membership Agreement, dated as of June 15, 2007	Membership Agreement	904 Meadow Run, Glenwood Springs, CO 81601
LB Rose Ranch LLC	Michael McFerrin	Membership Agreement, dated as of July 7, 2006	Membership Agreement	117 Wild Rose Drive, Glenwood Springs, CO 81601
LB Rose Ranch LLC	John McKay	Membership Agreement, dated as of June 30, 2006	Membership Agreement	70 Greystone Trail, Evergreen, CO 80439 and 212 Greystone Rd., Evergreen, CO 80439

Debtor	Counterparty	Title of Agreement	Description[3]	Notice Address
LB Rose Ranch LLC	Douglas McKay & Sue Cherry	Membership Agreement, dated as of November 1, 2007	Membership Agreement	6 McChesney Court, West Orange, NJ 07052
LB Rose Ranch LLC	Douglas Melnick & Marisa Sportelli	Membership Agreement, dated as of May 13, 2007	Membership Agreement	4893 Via Bella, Newbury Park, CA 91320
LB Rose Ranch LLC	Clement Michel	Membership Agreement, dated as of July 12, 2006	Membership Agreement	619 River Bend Way, Glenwood Springs, CO 81601
LB Rose Ranch LLC	Chadwick & Sarah Mickschl	Membership Agreement, dated as of June 3, 2007	Membership Agreement	691 River Bend Way, Glenwood Springs, CO 81601
LB Rose Ranch LLC	Richard Moore	Membership Agreement, dated as of March 27, 2006	Membership Agreement	15 White Peaks Lane, Glenwood Springs, CO 81601
LB Rose Ranch LLC	Joseph Morovits & Linda Lewis	Membership Agreement, dated as of September 4, 2006	Membership Agreement	398 Caballo, Carbondale, CO 81623
LB Rose Ranch LLC	Stephanie Mosher	Membership Agreement, dated as of June 30, 2006	Membership Agreement	47 White Peaks Lane, Glenwood Springs, CO 81601 and PO Box 8488, Aspen, CO 81612
LB Rose Ranch LLC	Kenneth Murphy	Membership Agreement, dated as of August 17, 2006	Membership Agreement	595 River Bend Way, Glenwood Springs, CO 81601
LB Rose Ranch LLC	David Nelson	Membership Agreement, dated as of October 12, 2006	Membership Agreement	8530 Congressional Drive, Tallahassee, FL 32312
LB Rose Ranch LLC	Patrick Nesbitt	Membership Agreement, dated as of August 10, 2006	Membership Agreement	205 Lambert Rd., Carpinteria, CA 93013
LB Rose Ranch LLC	Stephen & Kori New	Membership Agreement, dated as of July 17, 2006	Membership Agreement	99 White Peaks Lane, Glenwood Springs, CO 81601
LB Rose Ranch LLC	Barbara New	Membership Agreement, dated as of May 11, 2008	Membership Agreement	739 River Bend Way, Glenwood Springs, CO 81601
LB Rose Ranch LLC	Ryan Newberry & Eva Jankovsky	Membership Agreement, dated as of June 22, 2007	Membership Agreement	120 Bent Grass Drive, Glenwood Springs, CO 81601 and 120 Turtle Cove, Aspen, CO 81611
LB Rose Ranch LLC	Joan Norris	Membership Agreement, dated as of May 15, 2007	Membership Agreement	100 E. Cooper Street, Aspen, CO 81611

Debtor	Counterparty	Title of Agreement	Description[3]	Notice Address
LB Rose Ranch LLC	David Ockers	Membership Agreement, dated as of July 31, 2007	Membership Agreement	2701 Midland Ave. #613, Glenwood Springs, CO 81601 and 499 River Bend Way, Glenwood Springs, CO 81601
LB Rose Ranch LLC	Siri Olsen	Membership Agreement, dated as of May 1, 2007	Membership Agreement	Neslo Properties, LLC, 6800 Highway 82, Suite 4, Glenwood Springs, CO 81601
LB Rose Ranch LLC	Michael Olson	Membership Agreement, dated as of June 1, 2007	Membership Agreement	18 Sunrise Court, Glenwood Springs, CO 81601
LB Rose Ranch LLC	Bryce Olson	Membership Agreement, dated as of July 8, 2006	Membership Agreement	325 River Bend Way, Glenwood Springs, CO 81601
LB Rose Ranch LLC	Todd Olson	Membership Agreement, dated as of May 4, 2007	Membership Agreement	4510 Ginger Ct., Castle Rock, CO 80109
LB Rose Ranch LLC	Jeffrey Orsulak	Membership Agreement, dated as of May 24, 2008	Membership Agreement	361 Robinson St. #340, Basalt, CO 81621
LB Rose Ranch LLC	Charles Parker	Membership Agreement, dated as of March 22, 2004	Membership Agreement	54 Huckleberry Hill Road, New Canaan, CT 06840
LB Rose Ranch LLC	Steve Pawlak	Membership Agreement, dated as of June 19, 2007	Membership Agreement	643 River Bend Way, Glenwood Springs, CO 81601
LB Rose Ranch LLC	Chris Pearce	Membership Agreement, dated as of August 17, 2006	Membership Agreement	1114 Borthwick, Centralia, WA 98531
LB Rose Ranch LLC	Federico Pena	Membership Agreement, dated as of June 22, 2007	Membership Agreement	580 Main St., Suite 100, Carbondale, CO 81623
LB Rose Ranch LLC	Robert F. Petts	Membership Agreement, dated as of July 25, 2005	Membership Agreement	P.O. Box 963, Glenwood Springs, CO 81602 and 196 Silver Mountain Drive, Glenwood Springs, CO 81601
LB Rose Ranch LLC	Etienne Pienaar & Shannon Francis	Membership Agreement, dated as of December 5, 2005	Membership Agreement	150 River Bend Way, Glenwood Springs, CO 81601
LB Rose Ranch LLC	Cherly Pitout	Membership Agreement, dated as of June 1, 2007	Membership Agreement	365 River Bend Way, Glenwood Springs, CO 81601
LB Rose Ranch LLC	Dave Plathe & Stephenie Riggs	Membership Agreement, dated as of July 24, 2008	Membership Agreement	364 Red Bluff Vista, Glenwood Springs, CO 81601

Debtor	Counterparty	Title of Agreement	Description[3]	Notice Address
LB Rose Ranch LLC	Andre Pontin	Membership Agreement, dated as of April 17, 2007	Membership Agreement	31 White Peaks Lane, Glenwood Springs, CO 81601
LB Rose Ranch LLC	Bill Poss	Membership Agreement, dated as of April 19, 2006	Membership Agreement	605 E. Main St., Aspen, CO 81611 and 849 Mountain Laurel Drive, Aspen, CO 81611
LB Rose Ranch LLC	Mathew Price	Membership Agreement, dated as of August 18, 2006	Membership Agreement	P.O. Box 12176, Aspen, CO 81612
LB Rose Ranch LLC	John Putnam	Membership Agreement, dated as of April 3, 2006	Membership Agreement	131 Fairway Lane, Glenwood Springs, CO 81601
LB Rose Ranch LLC	Brian Radtke	Membership Agreement, dated as of April 3, 2006	Membership Agreement	345 Westbank Road, Glenwood Springs, CO 81601
LB Rose Ranch LLC	Larry Rainwater	Membership Agreement, dated as of September 25, 2008	Membership Agreement	3814 N. 95th St., Omaha, NE 68134
LB Rose Ranch LLC	Alvin & Marianne Rakowski	Membership Agreement, dated as of April 19, 2006	Membership Agreement	212 Vaquero Road, Carbondale, CO 81623
LB Rose Ranch LLC	Thomas Rand	Membership Agreement, dated as of June 1, 2004	Membership Agreement	6305 Friendship Court, Bethesda, MD 20817
LB Rose Ranch LLC	Mike Rand & Lenka Perutkova	Membership Agreement, dated as of April 2, 2007	Membership Agreement	P.O. Box 220, Carbondale, CO 81623
LB Rose Ranch LLC	Denver & Marcia Randol	Membership Agreement, dated as of April 28, 2006	Membership Agreement	66 Silver Mountain Dr., Glenwood Springs, CO 81601
LB Rose Ranch LLC	Dale Rands	Membership Agreement, dated as of June 8, 2005	Membership Agreement	121 W. Long Lake Road, Suite 310, Bloomfield Hills, MI 48304
LB Rose Ranch LLC	Stan Redfern & Jacquie Wheeler	Membership Agreement, dated as of May 6, 2007	Membership Agreement	P.O. Box 2976, Aspen, CO 81612
LB Rose Ranch LLC	Robert & Donna Reeds	Membership Agreement, dated as of September 9, 2008	Membership Agreement	4274 Fanning Place, Glenwood Springs, CO 81601
LB Rose Ranch LLC	Brooke & Jennifer Robinson	Membership Agreement June 3, 2008	Membership Agreement	316 Red Bluff Vista, Glenwood Springs, CO 81601
LB Rose Ranch LLC	Karla & Doug Rohrbaugh	Membership Agreement, dated as of June 9, 2007	Membership Agreement	241 Deer Run, Carbondale, CO 81623
LB Rose Ranch LLC	Neil Ross & Christine Amini	Membership Agreement, dated as of September 24, 2006	Membership Agreement	100 South Spring St., Aspen, CO 81611

Debtor	Counterparty	Title of Agreement	Description[3]	Notice Address
LB Rose Ranch LLC	Rota & Amy Njord	Membership Agreement, dated as of August 5, 2007	Membership Agreement	296 S 3rd St., Carbondale, CO 81623
LB Rose Ranch LLC	Nikola Sanic	Membership Agreement, dated as of June 21, 2008	Membership Agreement	129 River Bend Way, Glenwood Springs, CO 81601
LB Rose Ranch LLC	Daniel Sartain & Meghan Reilly	Membership Agreement, dated as of June 12, 2008	Membership Agreement	4102 Elk Lane, Basalt, CO 81621
LB Rose Ranch LLC	John Schaumburg & Angie Allen	Membership Agreement, dated as of June 25, 2007	Membership Agreement	28 Wild Rose Drive, Glenwood Springs, CO 81601
LB Rose Ranch LLC	John Schneider	Membership Agreement, dated as of May 25, 2006	Membership Agreement	P.O. Box 1700, Glenwood Springs, CO 81602
LB Rose Ranch LLC	Kevin Schneider	Membership Agreement, dated as of June 22, 2007	Membership Agreement	167 Silver Mountain Drive, Glenwood Springs, CO 81601
LB Rose Ranch LLC	Robert Scholl	Membership Agreement, dated as of May 2, 2006	Membership Agreement	50 Lariat Lane, Glenwood Springs, CO 81601
LB Rose Ranch LLC	Robert Serson	Membership Agreement, dated as of May 22, 2007	Membership Agreement	586 E. Harbor Highway, Maple City, MI 49664
LB Rose Ranch LLC	Derek Shultz	Membership Agreement, dated as of August 13, 2006	Membership Agreement	886 River Bend Way, Glenwood Springs, CO 81601
LB Rose Ranch LLC	Michael Sos & Karen Carr	Membership Agreement, dated as of May 8, 2003	Membership Agreement	139 Meadow Lane, Glenwood Springs, CO 81601
LB Rose Ranch LLC	Chris Souki	Membership Agreement, dated as of September 21, 2006	Membership Agreement	375 N. Spring St., Aspen, CO 81611
LB Rose Ranch LLC	Klara Sprojcarova, & Mark Simpson	Membership Agreement, dated as of May 7, 2006	Membership Agreement	121 Red Bluff Vista, Glenwood Springs, CO 81601
LB Rose Ranch LLC	Larry Stangeland	Membership Agreement, dated as of December 20, 2002	Membership Agreement	1230 Ivy Lane, Carbondale, CO 81623
LB Rose Ranch LLC	Jesse Steindler	Membership Agreement, dated as of April 21, 2007	Membership Agreement	P.O. Box 1465, Carbondale, CO 81623
LB Rose Ranch LLC	Richard Stump	Membership Agreement, dated as of August 15, 2007	Membership Agreement	814 River Bend Way, Glenwood Springs, CO 81601 and P.O. Box 2953, Basalt, CO 81621
LB Rose Ranch LLC	Robert and Linda Stillman	Membership Agreement, dated as of May 26, 2008	Membership Agreement	15001 Shady Grove Road, Ste. 400, Rockville, MD 20850

Debtor	Counterparty	Title of Agreement	Description[3]	Notice Address
LB Rose Ranch LLC	Henry Stone	Membership Agreement, dated as of August 10, 2007	Membership Agreement	298 Meadow Lane, Glenwood Springs, CO 81601
LB Rose Ranch LLC	Franz Stone V	Membership Agreement, dated as of May 13, 2008	Membership Agreement	2000 Bear Ridge Rd., Basalt, CO 81621
LB Rose Ranch LLC	Geoffrey Tasker	Membership Agreement, dated as of June 8, 2005	Membership Agreement	106 Diamond A Ranch Road, Carbondale, CO 81623
LB Rose Ranch LLC	Jodi Thimsen	Membership Agreement, dated as of May 30, 2008	Membership Agreement	670 River Bend Way, Glenwood Springs, CO 81601
LB Rose Ranch LLC	Victoria Thomas	Membership Agreement, dated as of June 26, 2008	Membership Agreement	835 E Durant #1, Aspen, CO 81611
LB Rose Ranch LLC	Antony Thompson	Membership Agreement, dated as of April 5, 2007	Membership Agreement	Alpine Bank, 711 East Valley Rd, Suite 101, Basalt, CO 81621
LB Rose Ranch LLC	Neill Thompson	Membership Agreement, dated as of August 24, 2007	Membership Agreement	27509 N. Makena Pl., Peoria, AZ 85383
LB Rose Ranch LLC	Chad Thomson	Membership Agreement, dated as of June 13, 2008	Membership Agreement	P.O. Box 3223, Basalt, CO 81621
LB Rose Ranch LLC	Derek Torinus	Membership Agreement, dated as of December 6, 2006	Membership Agreement	P.O. Box 94, Carbondale, CO 81623
LB Rose Ranch LLC	Saul Torres & Cecilia Hernandez	Membership Agreement, dated as of July 12, 2007	Membership Agreement	15 Wild Rose Court, Glenwood Springs, CO 81601
LB Rose Ranch LLC	Deborah Torrey & Frederick Gannet	Membership Agreement, dated as of May 7, 2003	Membership Agreement	PO Box 2116, Basalt, CO 81621
LB Rose Ranch LLC	Dennis Trupkin	Membership Agreement, dated as of July 8, 2008	Membership Agreement	3535 Windmill Ranch Road, Weston, FL 33331
LB Rose Ranch LLC	Schuyler Van Gorden IV	Membership Agreement, dated as of July 30, 2004	Membership Agreement	708 Westbank Road, Glenwood Springs, CO 81601
LB Rose Ranch LLC	Robert Velasquez	Membership Agreement	Membership Agreement	2906 Co Rd. 113, Carbondale, CO 81623
LB Rose Ranch LLC	Matt & Taylor Verheul	Membership Agreement, dated as of June 13, 2005	Membership Agreement	379 River Bend Way, Glenwood Springs, CO 81601
LB Rose Ranch LLC	John Villafranco	Membership Agreement, dated as of June 4, 2007	Membership Agreement	9715 Highway 133, Carbondale, CO 81623
LB Rose Ranch LLC	Donald Villemaire	Membership Agreement, dated as of August 29, 2007	Membership Agreement	72 Bent Grass Drive, Glenwood Springs, CO 81601

Debtor	Counterparty	Title of Agreement	Description[3]	Notice Address
LB Rose Ranch LLC	Peter Virtue	Membership Agreement June 1, 2007	Membership Agreement	18 Dakota Ct. Carbondale CO 81623
LB Rose Ranch LLC	John & Carol Ward	Membership Agreement, dated as of August 7, 2007	Membership Agreement	18577 Olov Rd., Sonora, CA 95370
LB Rose Ranch LLC	Jeffrey & Leslie Warren	Membership Agreement, dated as of April 24, 2008	Membership Agreement	324 Coryell Ridge Road, Glenwood Springs, CO 81601 and P.O. Box 1800, Glenwood Springs, CO 81602
LB Rose Ranch LLC	Phil Weir	Membership Agreement, dated as of June 25, 2007	Membership Agreement	484 Red Bluff Vista, Glenwood Springs, CO 81601
LB Rose Ranch LLC	Bryan Whiting	Membership Agreement, dated as of May 21, 2008	Membership Agreement	279 Westbank Rd., Glenwood Springs, CO 81601
LB Rose Ranch LLC	Judith Whitmore	Membership Agreement, dated as of August 8, 2006	Membership Agreement	P.O. Box 2961, Glenwood Springs, CO 81602
LB Rose Ranch LLC	Josh Whittaker	Membership Agreement, dated as of May 27, 2007	Membership Agreement	144 Bent Grass Drive, Glenwood Springs, CO 81601
LB Rose Ranch LLC	Rocky Whitworth	Membership Agreement, dated as of April 10, 2006	Membership Agreement	270 River Bend Way, Glenwood Springs, CO 81601
LB Rose Ranch LLC	Bill Williams	Membership Agreement, dated as of June 6, 2003	Membership Agreement	1400 Faranhyll Ranch Road, Glenwood Springs, CO 81601
LB Rose Ranch LLC	Seth Williams & Erin Colonna	Membership Agreement, dated as of July 1, 2008	Membership Agreement	758 Huebinger Drive, Glenwood Springs, CO 81601
LB Rose Ranch LLC	Craig Willis	Membership Agreement, dated as of July 2, 2006	Membership Agreement	92 White Peaks Lane, Glenwood Springs, CO 81601
LB Rose Ranch LLC	Bruce and Kathleen Wilson	Membership Agreement, dated as of April 10, 2005	Membership Agreement	5 Eagle Pointe Dr., Barrington Hills, IL 60010
LB Rose Ranch LLC	John Wiltgen	Membership Agreement, dated as of September 1, 2007	Membership Agreement	P.O. Box 1753, Aspen, CO 81612
LB Rose Ranch LLC	Josh & Kari Wittaker	Membership Agreement, dated as of March 27, 2007	Membership Agreement	44 Dakota Meadows Drive, Carbondale, CO 81623

Debtor	Counterparty	Title of Agreement	Description[3]	Notice Address
LB Rose Ranch LLC	Kyle Wolf	Membership Agreement, dated as of June 29, 2007	Membership Agreement	237 Bent Grass Dr., Glenwood Springs, CO 81601 and 151 Springridge Drive, Glenwood Springs, CO 81601
LB Rose Ranch LLC	Kent Woodard	Membership Agreement, dated as of August 18, 2008	Membership Agreement	P.O. Box 1567, Aspen, CO 81612
LB Rose Ranch LLC	Chris Woods	Membership Agreement, dated as of July 5, 2006	Membership Agreement	10 Wild Rose Drive, Glenwood Springs, CO 81601
LB Rose Ranch LLC	Kay Young	Membership Agreement, dated as of May 30, 2003	Membership Agreement	P.O. Box 1464, Glenwood Springs, CO 81601
LB Rose Ranch LLC	Ironbridge Property Owners Association	Operating and Management Agreement, dated as of July 1, 2006	Operating Agreement - Golf Club HOA Agreement	1512 Grand Avenue, Suite 109, Glenwood Springs, CO 81601
LB Rose Ranch LLC	Ironbridge Property Owners Association	Operating and Management Agreement, dated July 1, 2006	Operating Agreement - Operating/Cost Sharing Agreement	1512 Grand Avenue, Suite 109, Glenwood Springs, CO 81601
LB Rose Ranch LLC	Thomas Schmidt	Operating and Management Agreement, dated as of April 1, 2002	Management Agreement - Rose Ranch Management	1007 Westbank Road, Glenwood Springs, CO, 81601
LB Rose Ranch LLC	Westbank Homeowners Association	Operating and Management Agreement	Operating Agreement - Water Rights Agreement- Non Pot - Piped System Agreement	P.O. Box 2703, Glenwood Springs, CO, 81601
LB Rose Ranch LLC	Westbank Homeowners Association	Operating and Management Agreement	Operating Agreement - Water Rights Agreement- Non Pot - 1st Amendment to Ditch Agreement	P.O. Box 2703, Glenwood Springs, CO, 81601
LB Rose Ranch LLC	Westbank Homeowners Association	Operating and Management Agreement, dated as of December 4, 1998	Operating Agreement - Water Rights Agreement- Non Pot - Ditch Agreement	P.O. Box 2703, Glenwood Springs, CO, 81601
LB Rose Ranch LLC	Steve Beattie	Real Estate Agreement, dated October 22, 2002	Agreement - Beatie Property Triangle	710 Cooper Ave, Glenwood Springs, CO, 81601

Debtor	Counterparty	Title of Agreement	Description[3]	Notice Address
LB Rose Ranch LLC	Excel Energy	Utility Contract, dated March 25, 2005	Utility Contract	2538 Blichmann Avenue, Grand Junction, CO 81505
LB Rose Ranch LLC	Holy Cross Energy	Utility Contract	Utility Contract	3799 Hwy 82, Glenwood Springs, CO 81601
LB Rose Ranch LLC	Qwest Corp.	Utility Contract, dated as of October 22, 2007	Utility Contract	c/o Developer Contact Group, 700 Mineral Avenue, Room ND E3.32, Littleton, CO 80120
LB Rose Ranch LLC	Roaring Fork Water and Sanitation District	Utility Contract, dated as of January 12, 2001	Special Warranty Deed and Grant of Easement	9929 Highway 82, Carbondale, CO 81623
LB Rose Ranch LLC	Source Gas/Kinder Morgan	Utility Contract, dated June 26, 2006	Utility Contract	0190 Fiou Lane, Basalt, CO 81621
LB Rose Ranch LLC	GE Capital	Vendor Contract, dated as of December 8, 2006	GE Capital Copier Lease	P.O. Box 31001-0271, Pasadena, CA 91110-0271
LB Rose Ranch LLC	Nebraska National Bank	Vendor Contract, dated April 13, 2006	Golf Cart Lease	3110 Second Avenue, Kearney, NE 68847
LB Rose Ranch LLC	Toro	Vendor Contract, dated September 12, 2007	Service Agreement - Irrigation Computer Lease	P.O. Box 3339, Abilene, TX 79604
LB Rose Ranch LLC	Unilink	Vendor Contract, dated January 1, 2007	GE Capital Copier Maintenance Agreement	1961 Hirst Drive, Moberly, MO 65270
LB Rose Ranch LLC	Bodie Collins	Water Rights Agreement	Water Rights Agreement Non-pot	525 Country Road 109, Glenwood Springs, CO 81601
LB Rose Ranch LLC	District Court, Water Division NO.5 Colorado	Water Rights Agreement, dated February 11, 1993	Water Rights - Water Rights Agreement-Non Pot - Case No. 90CW146	109 Eighth Street, Suite 104, Glenwood Springs, CO 81601
LB Rose Ranch LLC	District Court, Water Division NO.5 Colorado	Water Rights Agreement, dated February 25, 1999	Water Rights - Water Rights Agreement-Non Pot - Case No. 97CW236	109 Eighth Street, Suite 104, Glenwood Springs, CO 81601
LB Rose Ranch LLC	District Court, Water Division NO.5 Colorado	Water Rights Agreement, dated May 21, 1999	Water Rights - Water Rights Agreement-Non Pot - Case No. 99CW25	109 Eighth Street, Suite 104, Glenwood Springs, CO 81601

Debtor	Counterparty	Title of Agreement	Description[3]	Notice Address
LB Rose Ranch LLC	District Court, Water Division NO.5 Colorado	Water Rights Agreement, dated November 6, 2000	Water Rights - Water Rights Agreement-Non Pot - Case No. 00CW019	109 Eighth Street, Suite 104, Glenwood Springs, CO 81601
LB Rose Ranch LLC	District Court, Water Division NO.5 Colorado	Water Rights Agreement, August 24, 2006	Water Rights - Water Rights Agreement-Non Pot - Case No. 05CW53	109 Eighth Street, Suite 104, Glenwood Springs, CO 81601
LB Rose Ranch LLC	District Court, Water Division NO.5 Colorado	Water Rights Agreement, dated January 11, 2006	Water Rights - Water Rights Agreement-Non Pot - Case No. 05CW102	109 Eighth Street, Suite 104, Glenwood Springs, CO 81601
LB Rose Ranch LLC	Mark & Mary Gould	Water Rights Agreement, dated June 20, 2006	Water Rights Agreement Non-pot Case No. 03CW118	41 Oak Lane, Glenwood Springs, CO 81601
LB Rose Ranch LLC	Roaring Fork Water & Sanitation District	Water Rights Agreement, dated December 10, 2002	Pre-Inclusion Agreement - Water Agreement- Potable	9929 Highway 82, Carbondale, CO 81623
LB Rose Ranch LLC	Roaring Fork Water & Sanitation District	Water Rights Agreement, dated December 10, 2002	Pre-Inclusion Agreement - Water Agreement- Potable	9929 Highway 82, Carbondale, CO 81623
LB Rose Ranch LLC	West Divide Water Conservancy District	Water Rights Agreement, dated July 23, 1997	Water Rights - Water Rights Agreement-Non Pot - Case No. 90CW200	P.O. Box 1478, Rifle, CO 81650

Appendix A

Loan Agreement

U.S. Bank National Association

not individually but solely as

Trustee for Maiden Lane Commercial

Mortgage Back Securities Trust 20081

c/o Federal Reserve Bank of New York

33 Liberty Street

New York, New York 10045

Attn: Stephanie Heller and Helen Mucciolo

Facsimile No.: (212) 720-1953

Email: stephanie.heller@ny.frb.org

           helen.mucciolo@ny.frb.org

U.S. Bank National Association as Trustee 60 Livingston Avenue EP-MN-WS3D St. Paul, Minnesota 55107 Attention: Structured Finance Maiden Lane CMBS Trust 2008-1 Facsimile No.: (866) 831-7910
Bank of America, N.A. Capital Markets Servicing Group 900 West Trade Street, Suite 650 Charlotte, North Carolina 28255 Attention: Janice M. Smith Facsimile No.: (704) 317-0781	Bank of America Legal Department GCIB/CMBS NC1-007-20-01 100 North Tryon Street Charlotte, North Carolina 28255-0001 Attention: Paul Kurzeja, Esq. Facsimile No.: (704) 387-0922
Bank of America, N.A. Capital Markets Servicing Group 900 West Trade Street, Suite 650 NC1-026-06-01 Charlotte, North Carolina 28255-0001 Attention: Sean Reilly Facsimile No.: (704) 227-4863	Bank of America, N.A. Capital Markets Servicing Group 900 West Trade Street, Suite 650 NC1-026-06-01 Charlotte, North Carolina 28255-0001 Attention: Joe Davis Facsimile No.: (704) 317-0771
Bank of America, N.A. Capital Markets Servicing Group 900 West Trade Street, Suite 650 NC1-026-06-01 Charlotte, North Carolina 28255-0001 Attention: Dean Roberson Facsimile No.: (704) 317-0770	BlackRock, Inc. 40 East 52nd Street New York, New York 10022 Attention: Ryan Marshall Facsimile No.: (212) 810-5116
BlackRock, Inc. 300 Campus Drive, Suite 300 Florham Park, New Jersey 07932 Attention: Jeremy Litt, Esq. Facsimile No.: (646) 521-4998	Bank of America Legal Department CMBS Capital Markets 214 North Tryon Street Mail Code: NC1-027-22-02 Charlotte, North Carolina 28255-0001 Attention: Jeffrey B. Hoyle Facsimile No.: (704) 602-3732
Bank of America Merrill Lynch Legal Department GCIB/CMBS 101 S. Tryon Street, 30th Fl. NC1-002-29-01 Charlotte, North Carolina 28255-0001	Exmoor 2008-1 Ltd. c/o LaSalle Bank National Assocation, as Trustee 540 West Madison Street, Suite 2500 Chicago, Illinois 60661 Attention: CDO Trust Services Group-

Attention: Paul Kurzeja, Esq. Facsimile No.: (704) 409-0267	Exmoor 2008-1, Ltd. Facsimile No.: (312) 276-4934
Goff Capital Partners, L.P. 777 Main Street, Suite 720 Fort Worth, Texas 76102 Attention: Mark Collier, Chief Financial Officer Facsimile No.: (817) 321-2101	Goff Capital Partners, L.P. 1266 East Main Street 6th Floor Stamford, Connecticut 06902 Attention: Hugh M. Balloch, Managing Principal Facsimile No.: (203) 504-5068
Goff Capital Partners, L.P. 6312 South Fiddlers Green Circle Suite 435N Greenwood Village, Colorado 80111 Attention: Conrad J. Suszynski, Managing Principal Facsimile No.: (303) 512-6113

Goldman Sachs Credit Parnters L.P.

c/o Goldman Sachs Mortgage Company

200 West Street

New York, New York 10282-2198

Attention: Mark Buono & Joseph Sumberg

Facsimile No.: (212) 256-6229/ (917) 977-

4677

Merrill Lynch Mortgage Lending Inc. CMBS Capital Markets 214 North Tyron Street Mail Code: NC1-027-22-02 Charlotte, North Carolina 28255-0001 Attention: Jeffrey B. Hoyle Facsimile No.: (704) 602-3732	Bank of America Merrill Lynch Legal Department GCIB/CMBS 101 S. Tryon Street, 30th Fl. NC1-002-29-01 Charlotte, North Carolina 28255-0001 Attention: Paul Kurzeja, Esq. Facsimile No.: (704) 409-0267
Lehman Brothers Holdings Inc. 1271 Avenue of the Americas, 39th Floor New York, New York 10020 Attention: Michael E. Lascher Facsimile No.: (646) 285-9305	Lehman Brothers Holdings Inc. 1271 Avenue of the Americas, 39th Floor New York, New York 10020 Attention: Joelle Halperin, Esq. Facsimile No.: (646) 285-9305
Weil, Gotshal & Manges LLP 767 Fifth Avenue New York, New York 10153 Attention: W. Michael Bond, Esq. Facsimile No.: (212) 310-8007	Carbon Capital III Co-Investments, LLC c/o BlackRock Financial Management, Inc. 40 East 52nd Street New York, New York 10022 Attention: Richard Shea Facsimile No.: (212) 754-8758
General Electric Capital Corporation GE Real Estate – NAL 500 West Monroe Chicago, Illinois 60601 Attention: Claudio Lippi Facsimile No.: (312) 876-2583	Katten Muchin Rosenman LLP 575 Madison Avenue New York, New York 10022 Attention: Timothy Little, Esq. Facsimile No.: (212) 894-5794
Cadwalader, Wickersham & Taft LLP One World Financial Center New York, New York 10281 Attention: William P. McInerney, Esq. Facsimile No.: (212) 504-6666	Simpson, Thacher & Bartlett LLP 425 Lexington Avenue New York, New York 10017 Attention: Gregory J. Ressa, Esq. Facsimile No.: (212) 455-2502
Hilton Worldwide, Inc. 7930 Jones Branch Drive	Bank of America Trustees Limited 5 Canada Square

2

McLean, Virginia 22102 Attention: Chief Financial Officer Facsimile No.: (703) 883-6189	London E14 5AQ United Kingdom Attention: Capital Markets Services
Mark N. Levine BlackRock Solutions Park Avenue Plaza 55 East 52nd Street New York, New York 10055	Geoffrey Lea Goff Capital Partners, LP 500 Commerce Street, Suite 700 Fort Worth, Texas 76102
Shinjit Ghosh Director of Portfolio Management Aurora Bank FSB 1271 Sixth Avenue, 46th Floor New York, New York 10020	Patti T. Spencer Senior Analyst Trust Administration Group Wells Fargo Bank, N.A. 9062 Old Annapolis Road Columbia, MD 21045
John Gass TriMont Real Estate Advisors, Inc. Suite 2200 3424 Peachtree Road NE Atlanta, GA 30326	Cadwalader, Wickersham & Taft LLP One World Financial Center New York, New York 10281 Attention: William P. McInerney, Esq.
Goff Capital Partners, L.P. 777 Main Street, Suite 720 Fort Worth, Texas 76102 Attention: Mark Collier, Chief Financial Officer	Goff Capital Partners, L.P. 1266 East Main Street, 6th Floor Stamford, Connecticut 06902 Attention: Hugh M. Balloch, Managing Prinicpal
Goff Capital Partners, L.P. 6312 South Fiddlers Green Circle, Suite 435N Greenwood Village, Colorado 80111 Attention: Conrad J. Suszynski, Managing Principal

Mezzanine I Loan

U.S. Bank National Association as Trustee 60 Livingston Avenue EP-MN-WS3D St. Paul, Minnesota 55107 Attention: Structured Finance Maiden Lane CMBS Trust 2008-1 Facsimile No.: (866) 831-7910	Bank of America, National Association Capital Markets Servicing Group 900 West Trade Street, Suite 650 Charlotte, North Carolina 28255 Attention: Janice M. Smith Facsimile No.: (704) 317-0781
Bank of America Legal Department GCIB/CMBS NC1-007-20-01 100 North Tryon Street Charlotte, North Carolina 28255-0001 Attention: Paul Kurzeja, Esq.Facsimile No.:	Bank of America, National Association. Capital Markets Servicing Group 900 West Trade Street, Suite 650 NC1-026-06-01 Charlotte, North Carolina 28255-0001 Attention: Sean Reilly

3

(704) 387-0922	Facsimile No.: (704) 227-4863

Bank of America, National Association.

Capital Markets Servicing Group

900 West Trade Street, Suite 650

NC1-026-06-01

Charlotte, North Carolina 28255-0001

Attention: Michael Lumadue

Facsimile No.: (704) 317-0781

Bank of America, National Association.

Capital Markets Servicing Group

900 West Trade Street, Suite 650

NC1-026-06-01

Charlotte, North Carolina 28255-0001

Attention: Joe Davis

Facsimile No.: (704) 317-0771

Cadwalader, Wickersham & Taft LLP Attention: Henry A. LaBrun, Esq. 227 West Trade Street Suite 2400 Charlotte, North Carolina 28202	Bank of America, N.A. CMBS Capital Markets 214 North Tryon Street Mail Code: NC1-027-22-02 Charlotte, North Carolina 28255-0001 Attention: Jeffrey B. Hoyle
Bank of America Legal Department GCIB/CMBS NC1-007-20-01 100 North Tryon Street Charlotte, North Carolina 28255-0001 Attention: Paul Kurzeja, Esq.Facsimile	German American Capital Corp. 60 Wall Street New York, New York 10005 Attention: Robert W. Pettinato, Jr.
German American Capital Corp. 60 Wall Street New York, New York 10005 Attention: Scott Waynebern	Goldman Sachs Mortgage Company 85 Broad Street New York, New York 10004 Attention: Mark Buono, Mark Lanspa and Timothy Gallagher
Cadwalader, Wickersham & Taft LLP One World Financial Center New York, New York 10281 Attention: Lisa Pauquette	Morgan Stanley Mortgage Capital Holdings LLC 1221 Avenue of the Americas, 27th Floor New York, New York 10020
Merrill Lynch Mortgage Lending, Inc. Four World Financial Center, 16th Floor New York, New York 10080 Attention: Robert J. Spinna, Jr.	Lehman Brothers Holdings Inc., 399 Park Avenue, 8th Floor New York, New York 10022 Attention: Larry J. Kravetz

Initial Participant A-7

Lehman Brothers Holdings Inc.

1271 Avenue of the Americas, 39th Floor

New York, New York 10020

Attention: Michael Lascher

Facsimile No.: (646) 285-9305

with a copy to:

Lehman Brothers Holdings Inc.

1271 Avenue of the Americas, 39th Floor

New York, New York 10020

Attention: Joelle Halperin, Esq.

Facsimile No.: (646) 285-9305

with a copy to:

Initial Participant A-8

Fillmore West BS Finance Subsidiary

c/o Fillmore Capital Partners, LLC

Four Embarcadero Center

Suite 710

San Francisco, California 94111

Attention: Milton Patipa

with a copy to:

Dechert LLP

One Maritime Plaza, Suite 2300

San Francisco, CA 94111

Attention: Joseph B. Heil, Esq.

4

Weil, Gotshal & Manges LLP 767 Fifth Avenue New York, New York 10153 Attention: W. Michael Bond, Esq. Facsimile No.: (212) 310-8007

Participant A-5

S. Bradford Child

Anthony Breault

James Spencer

Oregon State Treasury

Investment Division

350 Winter Street, N.E.

Salem, Oregon 97301-3896

with a copy to:

Ian McColough

Managing Director

GSREA, LLC

135 East 57th Street, 11th Floor

New York, New York 10022

Tel: (212) 381-4148

Fax: (212) 381-4151

Cell: (917) 826-1213

Initial Participant A-10

HHotels Mezz Pool 2 Pte Ltd

c/o GIC Real Estate, Inc.

156 West 56th Street, Suite 1900

New York, NY 10019

Attn: Portfolio Mananger

Fax: 212 468 1940

with a copy to:

HHotels Mezz Pool 2 Pte Ltd

c/o GIC Real Estate, Inc.

One Bush Street, Suite 1100

San Francisco, CA 94552

Attn: SVP Finance & Accounting

Fax: 415 229 1812

with a copy to:

Dechert LLP

90 State House Square

Hartford, CT 06103

Attn: Laura G. Ciabarra, Esq.

Fax: 860-394-4204

Initial Participant A-11 LeverageSource V S.A.R.L. c/o Virtus Group, LP 2800 Post Oak Blvd., Ste. 5880 Houston, Texas 77056 Attn: Kris Lacy Fax: 888 468 6094

Custodian

Gretchen C. Haverback

Trust Officer

LaSalle Bank, NA

135 S. LaSalle St, Suite 1640

IL-4-135-16-40

Chicago, Illinois 60603

(312) 904-0345

Fax – (312) 904-6006

with a copy to :

Marcia Moore-Allen

First Vice-President

LaSalle Bank, NA

135 South LaSalle Street, Suite 1640

IL-4-135-16-40

Chicago, Illinois 60603

(312) 904-0338

5

(312) 904-6006 (fax)
Ryan Seidman GIC Real Estate 335 Madison Avenue, 24th Floor New York, New York 10017	Skylar Skikos Fillmore Capital Partners, LLC Four Embarcadero Center, Suite 710 San Francisco, CA 94111
Jonathan M. Block Senior Vice President Guggenheim Structured Real Estate Advisors, LLC 135 East 57th Street, 11th Floor New York, NY 10022	Simpson, Thacher & Bartlett LLP 425 Lexington Avenue New York, New York 10017 Attention: Gregory J. Ressa, Esq. Facsimile No.: (212) 455-2502
Hilton Worldwide, Inc. 7930 Jones Branch Drive McLean, Virginia 22102 Attention: Chief Financial Officer Facsimile No.: (703) 883-6189

6

APPENDIX A-1

Loan Borrowers

HLT Stakis SPE Limited

St. Helens Hotels Limited

HLT Milton Keynes Limited

Chicago Hilton LLC

Short Hills Hilton LLC

McLean Hilton LLC

Phoenix SP Hilton LLC

S.F. Hilton LLC

HLT O’Hare LLC

Hilton Land Investment 1, LLC

HLT NY Hilton LLC

HLT NY Waldorf LLC

HLT Domestic Owner LLC

HLT HQ SPE LLC

HLT Logan LLC

HLT Memphis LLC

HLT Memphis Data LLC

HLT Audubon LLC

HLT CA Hilton LLC

HLT San Jose LLC

Hapeville Hotel Limited Partnership

Global Resort Partners

Kenner Hotel Limited Partnership

Hilton International of Puerto Rico, Inc.

Hilton Hawaiian Village LLC

Hotel Maatschappij Schiphol BV

Craigendarroch Limited

Bondarea Limited

Hotel Maatschappij Rotterdam BV

HLT Operate DTWC Corporation

Hotel Corporation of Europe

Hilton International Trinidad Limited

Hilton Tobago Limited

Adda Hotels

HLT Stakis Operator Limited

HLT Owned X-A Borrower Limited

HLT Owned XI-A Borrower Limited

HLT Operating III-A Borrower Limited

HLT Operating V-A Borrower Limited

HIC Treasury Limited

HLT Hawaii Holding LLC

HLT Owned VI-A Holding LLC

HLT Owned VII-A Holding LLC

HLT Operating II-A Borrower LLC

HLT Operating IV-A Borrower LLC

HLT Timeshare Borrower I LLC

HLT Timeshare Borrower II LLC

HLT JV I Borrower LLC

HLT JV II Borrower LLC

HLT Property Acquisition LLC

HLT JV Acquisition LLC

HLT Owned IV-A Borrower Corporation

DTR TM Holdings, Inc.

HLT Owned V-A Holding Limited

HLT Owned IX-A Holding Limited

HLT Palmer LLC

Hilton Management LLC

Doubletree Management LLC

Hampton Inns Management LLC

Homewood Suites Management LLC

Embassy Suites Management LLC

Conrad Management LLC

Hilton Garden Inns Management LLC

Waldorf=Astoria Management LLC

Middle East Hotels LLC

Hilton International Manage LLC

Hilton of Malaysia LLC

HLT Conrad LLC

HLT Conrad International Manage LLC

HLT Conrad Domestic LLC

HLT Waldorf=Astoria International Manage LLC

HLT Singapore Manage LLC

HLT Drake LLC

HLT Domestic IP LLC

HLT Conrad IP LLC

HLT International IP LLC

HLT Owned II-A Borrower LLC

HLT Franchise I Borrower LLC

HLT Franchise II Borrower LLC

HLT Franchise III Borrower LLC

HLT Franchise IV Borrower LLC

HLT Franchise V Borrower LLC

HLT Managed I-A Borrower LLC

HLT Managed III-A Borrower LLC

HLT Managed VI-A Borrower LLC

HLT Managed VII-A Borrower LLC

2

HLT Managed VIII-A Borrower LLC

HLT Managed IX-A Borrower LLC

HLT Managed XII-A Borrower LLC

HLT Manage-Franchise Holding LLC

HLT HSS Holding LLC

HLT HSM Holding LLC

HLT Conrad IP Sub Inc.

HLT International IP Sub Inc.

Hotel Corporation of Europe

Conrad International (Egypt) Corporation

Hotel Management of Minneapolis, Inc.

HLT Canada Managed LP

HLT Managed II-A Borrower Corporation

HLT Managed X-A Borrower LP

HLT Stakis Manage Limited

Maple Hotels Management Company Limited

HLT Aro Manage Limited

HLT Stakis IP Limited

HLT Managed IV-A Borrower Limited

HLT Managed V-A Borrower Limited

Adda Hotels

3

APPENDIX A-2

Mezzanine Loan Borrowers

HLT Owned Mezz I-I LLC

HLT Owned Mezz II-I LLC

HLT Owned Mezz III-I LLC

HLT Owned Mezz VI-I LLC

HLT Owned Mezz VII-I LLC

HLT Owned Mezz VIII-I LLC

HLT Manage-Franchise Mezz I-I LLC

HLT Managed Mezz I-I LLC

HLT Managed Mezz III-I LLC

HLT Managed Mezz VI-I LLC

HLT Managed Mezz VII-I LLC

HLT Managed Mezz VIII-I LLC

HLT Managed Mezz IX-I LLC

HLT Managed Mezz XII-I LLC

HLT Operating Mezz I-I LLC

HLT Operating Mezz II-I LLC

HLT Operating Mezz IV-I LLC

HLT Timeshare Mezz I-I LLC

HLT Timeshare Mezz II-I LLC

HLT Franchise Mezz I-I LLC

HLT Franchise Mezz II-I LLC

HLT Franchise Mezz III-I LLC

HLT Franchise Mezz IV-I LLC

HLT Franchise Mezz V-I LLC

HLT JV Mezz I-I LLC

HLT JV Mezz II-I LLC

HLT Owned Mezz IV-I Corporation

HLT Managed Mezz II-I Corporation

HLT Managed Mezz X-I LP

DTR TM Holdings, Inc.

HLT Owned Mezz X-I Limited

HLT Owned Mezz XI-I Limited

HLT Managed Mezz IV-I Limited

HLT Managed Mezz V-I Limited

HLT Operating Mezz III-I Limited

HLT Operating Mezz V-I Limited

HLT Treasury Mezz I-I Limited

HLT Owned Mezz V-I Limited

HLT Owned Mezz IX-I Limited

Appendix B

Kapalua Bay, LLC

c/o Maui Land & Pineapple Company, Inc.

120 Kane Street

Kapalua, Maui, Hawaii 69732

Attention: Ryan Churchill

Telecopy: (808) 669-5454

Telephone: (808) 877-1667

DLA Piper LLP (US)

555 Mission Street

Suite 2400

San Francisco, California 94105

Attention: Stephen A. Cowan

Telecopy: (415)659-7500

Telephone: (415) 615-6000

Teel & Roeper, LLP

ICW Plaza at Torrey Reserve

11455 El Camino Real, Suite 300

San Diego, CA 92130

Attention: Dean E. Roeper, Esq.

Telecopy: (858) 794-2909

Telephone: (858) 794-2900

Central Pacific Bank

220 South King Street, Suite 2000

Honolulu, Hawaii 96813

Attention:          Garrett Grace

Telecopier:        (808) 544-0647

Bingham McCutchen LLP

399 Park Avenue

New York, NY 10022-4689

Attention: Richard S. Fries, Esq.

Telecopier: (212) 508-1408

Landesbank Baden-Württemberg

Workout Management Real Estate

International (5701/H)

Am Hauptbahnof 2

D-70173 Stuttgart

Germany

Attention:          Nicole Schumacher

Telecopier:        +49 (0)711/127-72630

Landesbank Baden-Württemberg

New York Branch

31st Floor – West Building

280 Park Avenue

New York, New York 10017

Attention:         Kevin Tatro

Telecopier:       (212) 584 1799

Bingham McCutchen LLP

399 Park Avenue

New York, NY 10022-4689

Attention: Richard S. Fries, Esq.

Telecopier: (212) 508-1408

Deutsche Hypothekenbank

(Actien-Gesellschaft)

Georgeplatz 8

30159 Hanover

Germany

Attention: Dirk Wilke

Telecopier:       +49 511 3045-109

Bingham McCutchen LLP

399 Park Avenue

New York, NY 10022-4689

Attention: Richard S. Fries, Esq.

Telecopier: (212) 508-1408

MH Kapalua Bay, LLC

c/o Marriott International, Inc.

Marriott Drive, Dept.924.11

Washington, D.C. 20058

Attention: Rick Jacobs

Telecopier: (301) 380-5067

DLA Piper LLP (US)

555 Mission Street

Suite 2400

San Francisco, California 94105

Attention: Stephen A. Cowan

Telecopy: (415)659-7500

Telephone: (415) 615-600

8

EXHIBIT 2

PART D – RESIDENTIAL REAL ESTATE AGREEMENTS

THE DEBTORS HAVE NOT LISTED EVERY ANCILLARY DOCUMENT PERTAINING TO RESIDENTIAL REAL ESTATE TRANSACTIONS ON EXHIBIT 2, PART D, BECAUSE OF THEIR CONCLUSION THAT SUCH CONTRACTS ARE NOT EXECUTORY OR BECAUSE OF THE VOLUME OF SUCH DOCUMENTS. ALL SUCH ANCILLARY DOCUMENTS, TO THE EXTENT THEY ARE DEEMED TO BE EXECUTORY CONTRACTS, SHALL BE TREATED AS IF THEY WERE LISTED HEREIN AND ASSUMED AS OF THE EFFECTIVE DATE AND THE REQUIRED CURE AMOUNTS FOR SUCH CONTRACTS SHALL BE ZERO.

THE DEBTORS INTEND TO ASSUME ALL LOAN SERVICING CONTRACTS RELATING TO RESIDENTIAL MORTGAGE LOANS AND REAL ESTATE OWNED PROPERTIES (“REO”) OWNED BY THE DEBTORS, INCLUDING, BUT NOT LIMITED TO, LOAN SERVICING CONTRACTS THAT MAY BE CONTAINED WITHIN AND SEVERABLE FROM OTHER CONTRACTS THAT THE DEBTORS DO NOT SEEK TO ASSUME. TO THE EXTENT ANY SUCH CONTRACTS DO NOT APPEAR ON EXHIBIT 2, PART D, FOR ANY REASON, SUCH CONTRACTS SHALL BE TREATED AS IF THEY WERE LISTED HEREIN AND ASSUMED AS OF THE EFFECTIVE DATE AND THE REQUIRED CURE AMOUNTS FOR SUCH CONTRACTS SHALL BE ZERO.

THE DEBTORS HAVE NOT LISTED ON EXHIBIT 2, PART D, ANY CONTRACTS PURSUANT TO WHICH THE DEBTORS HAVE RETAINED MORTGAGE LOAN SERVICING RIGHTS OR A RETAINED FEE INTEREST, EITHER THROUGH EXCLUSION OR AFFIRMATIVE CONVEYANCE, IN CONNECTION WITH RESIDENTIAL MORTGAGE LOANS AND/OR REO CURRENTLY OR PREVIOUSLY OWNED BY THE DEBTORS, BECAUSE OF THEIR CONCLUSION THAT SUCH CONTRACTS ARE NOT EXECUTORY. IN THE EVENT THAT THE BANKRUPTCY COURT DETERMINES THAT SUCH CONTRACTS ARE EXECUTORY CONTRACTS, THEN ALL SUCH CONTRACTS SHALL BE TREATED AS IF THEY WERE LISTED HEREIN AND ASSUMED AS OF THE EFFECTIVE DATE AND THE REQUIRED CURE AMOUNTS FOR SUCH CONTRACTS SHALL BE ZERO.

Residential Real Estate Agreements

Investor Codes	Debtor(s)	Counterparty(ies)	Title of Agreement	Description	Notice Address(es)
V81	Lehman Brothers Holdings Inc.	Aurora Bank FSB (f/k/a Lehman Brothers Bank, FSB)

Flow Sub-Servicing Agreement between

Lehman Brothers Holdings Inc. (Owner) and

Lehman Brothers Bank, FSB and its wholly-

owned subsidiary Aurora Loans Services

LLC (Servicer), Dated as of December 1,

2005

Residential Loan Servicing Agreement

Aurora Bank FSB

2617 College Drive

Scottsbluff, Nebraska 69361

Attention: Leo C. Trautman, Jr. (LBHI

Subservicing)

Aurora Bank FSB

10350 Park Meadows Drive

Littleton, CO 80124

Attention: Legal Department (LBHI

Subservicing)

7122174	Lehman Capital, a division of Lehman Brothers Holdings Inc.	Bank of America, National Association

Flow Mortgage Loan Sale and Servicing

Agreement between Bank of America,

National Association (as Seller and Servicer)

and Lehman Capital, a division of Lehman

Brothers Holdings Inc. (as Purchaser), Dated

April 1, 2006

Residential Loan Servicing Agreement

Bank of America, National Association

CA7-910-02-33

4500 Park Granada

Calabasas, California 91302

Attn: Michael Schloessmann

4500 Park Granada,

CA7-910-01-03

Calabasas, California 91302

Attn: General Counsel

Investor Codes	Debtor(s)	Counterparty(ies)	Title of Agreement	Description	Notice Address(es)
A39	Lehman Capital, a division of Lehman Brothers Holdings Inc.	JP Morgan Chase Bank, N.A.

JPMorgan Chase Bank, National

Association (as Servicer) and Lehman

Capital, a division of Lehman Brothers

Holdings Inc. (as Owner), Flow Interim

Servicing Agreement (BNC Mortgage

Loans), Dated as of October 1, 2006

Residential Loan Servicing Agreement

JPMorgan Chase Bank, National Association

c/o Chase Home Finance LLC

194 Wood Avenue South

Iselin, NJ 08830

Attention: General Counsel

Matthew D. Simon

Vice President, Assistant General Counsel

JPMorgan Chase Bank

4915 Independence Parkway, 2nd Floor

Tampa, FL 33634

G64, G75	Lehman Capital, a division of Lehman Brothers Holdings Inc.	JP Morgan Chase Bank, N.A., as successor to American Savings Bank, F.A.	Flow Servicing Agreement between Lehman Capital, a division of Lehman Brothers Holdings Inc. (Owner), and American Savings Bank, F.A. (Servicer), Dated as of May 1, 1995	Residential Loan Servicing Agreement

JPMorgan Chase Bank, National Association

c/o Chase Home Finance LLC

194 Wood Avenue South

Iselin, NJ 08830

Attention: General Counsel

Matthew D. Simon

Vice President, Assistant General Counsel

JPMorgan Chase Bank

4915 Independence Parkway, 2nd Floor

Tampa, FL 33634

J86	Lehman Capital, a division of Lehman Brothers Holdings Inc.	JP Morgan Chase Bank, N.A., as successor to Washington Mutual, FA	Servicing Agreement By and Between Washington Mutual, FA (Servicer) and Lehman Capital, a division of Lehman Brothers Holdings Inc. (Owner), Dated as of March 1, 2004	Residential Loan Servicing Agreement

JPMorgan Chase Bank, National Association

c/o Chase Home Finance LLC

194 Wood Avenue South

Iselin, NJ 08830

Attention: General Counsel

Matthew D. Simon

Vice President, Assistant General Counsel

JPMorgan Chase Bank

4915 Independence Parkway, 2nd Floor

Tampa, FL 33634

2

Investor Codes	Debtor(s)	Counterparty(ies)	Title of Agreement	Description	Notice Address(es)
K06	Lehman Capital, a division of Lehman Brothers Holdings Inc.	JP Morgan Chase Bank, N.A., as successor to North American Mortgage Company	Reconstituted Servicing Agreement by and between Lehman Capital, a division of Lehman Brothers Holdings Inc., and North American Mortgage Company, (the “Servicer”), Dated as of October 1, 2000	Residential Loan Servicing Agreement

JPMorgan Chase Bank, National Association

c/o Chase Home Finance LLC

194 Wood Avenue South

Iselin, NJ 08830

Attention: General Counsel

Matthew D. Simon

Vice President, Assistant General Counsel

JPMorgan Chase Bank

4915 Independence Parkway, 2nd Floor

Tampa, FL 33634

9097	Lehman Capital, a division of Lehman Brothers Holdings Inc.	CitiMortgage, Inc.

Flow Mortgage Loan Purchase and

Servicing Agreement Lehman Capital, a

division of Lehman Brothers Holdings Inc.

(Initial Purchaser), and CitiMortgage, Inc.

(Seller and Servicer), Dated as of

December 7, 2007

				Residential Loan Servicing Agreement	Lawrence J. Kettenbach, Jr. SVP / Associate General Counsel CitiMortgage, Inc. 1000 Technology Dr. O’Fallon, MO 63368
Not Applicable	Lehman Brothers Holdings Inc.	DTA Solutions LLC (f/k/a First American Subordinate Lien Outsourcing Services, a division of First American Default Information Servicing LLC)	Master Default Services Agreement between First American Default Information Services LLC (Vendor) and Lehman Brothers Holdings Inc. (Customer), Dated as of November 7, 2007	Residential Loan Servicing Agreement	Jason Pinson President DTA Solutions LLC 8313 Whitley Road, Suite A Watauga, TX 7614
168	Lehman Capital, a division of Lehman Brothers Holdings Inc.	EverBank, as successor to Irwin Union Bank and Trust	Lehman Capital, a division of Lehman Brothers Holdings Inc. (Purchaser), and Irwin Union Bank and Trust (Company) Seller’s Flow Warranties and Servicing Agreement, Dated as of August 1, 2001	Residential Loan Servicing Agreement	Drew Walthall Vice President Everbank 8100 Nations Way Jacksonville, FL 32256

3

Investor Codes	Debtor(s)	Counterparty(ies)	Title of Agreement	Description	Notice Address(es)
41612	Lehman Capital, a division of Lehman Brothers Holdings Inc.	GMAC Mortgage, LLC (f/k/a GMAC Mortgage Corporation)	GMAC Mortgage Corporation (as Servicer), Aurora Loan Services LLC (as Master Servicer) and Lehman Capital, a division of Lehman Brothers Holdings Inc. (as Owner), Flow Servicing Agreement, Dated as of May 1, 2006	Residential Loan Servicing Agreement	GMAC Mortgage, LLC 3451 Hammond Ave Waterloo, IA 50702 Attention: Curtis Schares GMAC Mortgage, LLC 200 Renaissance Drive Detroit, MI 48265 Attention: Tricia Dennis
42349	Lehman Brothers Holdings Inc.	GMAC Mortgage, LLC	GMAC Mortgage, LLC (as Servicer) and Lehman Brothers Holdings Inc. (as Owner) Flow Subservicing Agreement, Dated as of February 28, 2008	Residential Loan Servicing Agreement	GMAC Mortgage, LLC 3451 Hammond Ave Waterloo, IA 50702 Attention: Curtis Schares GMAC Mortgage, LLC 200 Renaissance Drive Detroit, MI 48265 Attention: Tricia Dennis
41212 and 42511	Lehman Capital, a division of Lehman Brothers Holdings Inc.	GMAC Mortgage, LLC (f/k/a GMAC Mortgage Corporation)	GMAC Mortgage Corporation (as Servicer) and Lehman Capital, a division of Lehman Brothers Holdings Inc. (as Owner), Flow Subservicing Agreement, Dated as of January 1, 2005	Residential Loan Servicing Agreement	GMAC Mortgage, LLC 3451 Hammond Ave Waterloo, IA 50702 Attention: Curtis Schares GMAC Mortgage, LLC 200 Renaissance Drive Detroit, MI 48265 Attention: Tricia Dennis
Not Applicable	Lehman Brothers Holdings Inc.	MetLife Home Loans, A Division of MetLife Bank N.A. as successor to Everbank Reverse Mortgage, LLC	Reconstituted Servicing Agreement by and between Lehman Brothers Holdings Inc. and Everbank Reverse Mortgage, LLC, acknowledged by Universal Master Servicing, LLC, Dated as of May 21, 2008	Residential Loan Servicing Agreement	Teresa Baldwin Assistant Vice President MetLife Home Loans, A Division of MetLife Bank N.A. 4000 Horizon Way, Suite 100 Irving, TX 75063

4

Investor Codes	Debtor(s)	Counterparty(ies)	Title of Agreement	Description	Notice Address(es)
3050	Lehman Brothers Holdings Inc.	Midland Mortgage, a Division of MidFirst Bank	Flow Servicing Agreement Lehman Brothers Holdings, Inc. (Owner) and Midfirst Bank (Servicer), Dated as of January 1, 2007	Residential Loan Servicing Agreement	MidFirst Bank 999 NW Grand Boulevard Oklahoma City, OK 73118 Attention: Scott Reed, Ken R. Clark David Morgan 501 N.W. Grand Blvd. Oklahoma City, OK 73118
366	Lehman Capital, a division of Lehman Brothers Holdings Inc., as assignee of Finance America, LLC	Ocwen Loan Servicing, LLC

Residential Flow Servicing And Sale of

Servicing Rights Agreement between

Ocwen Federal Bank FSB (Servicer),

Amresco Residential Mortgage Corporation

and Finance America, LLC (Owner), Dated

as of August 1, 1999

				Residential Loan Servicing Agreement	Chrysann Sutton Account Executive, Investor Relations Ocwen Loan Servicing, LLC 1661 Worthington Road, Suite 100 West Palm Beach, FL 33409
588	Lehman Capital, a division of Lehman Brothers Holdings Inc.	Ocwen Loan Servicing, LLC	Servicing Agreement between Lehman Capital, a division of Lehman Brothers Holdings Inc. (Owner), and Ocwen Federal Bank FSB (Special Servicer), Dated as of December 1, 1997	Residential Loan Servicing Agreement	Chrysann Sutton Account Executive, Investor Relations Ocwen Loan Servicing, LLC 1661 Worthington Road, Suite 100 West Palm Beach, FL 33409
2288	Lehman Capital, a division of Lehman Brothers Holdings Inc.	Ocwen Loan Servicing, LLC	Ocwen Federal Bank FSB (as Servicer) and Lehman Capital, a division of Lehman Brothers Holdings Inc. (as Owner), Flow Servicing Agreement, Dated as of August 1, 2003	Residential Loan Servicing Agreement	Chrysann Sutton Account Executive, Investor Relations Ocwen Loan Servicing, LLC 1661 Worthington Road, Suite 100 West Palm Beach, FL 33409
2916	Lehman Capital, a division of Lehman Brothers Holdings Inc.	Ocwen Loan Servicing, LLC, as successor to HomEqServicing Corporation	HomEqServicing Corporation (as Servicer) and Lehman Capital, a division of Lehman Brothers Holdings Inc. (as Owner), Flow Servicing Agreement, Dated as of April 1, 2004	Residential Loan Servicing Agreement	Chrysann Sutton Account Executive, Investor Relations Ocwen Loan Servicing, LLC 1661 Worthington Road, Suite 100 West Palm Beach, FL 33409

5

Investor Codes	Debtor(s)	Counterparty(ies)	Title of Agreement	Description	Notice Address(es)
843	Lehman Capital, a division of Lehman Brothers Holdings Inc.	One West Bank, FSB, as successor to IndyMac Bank. F.S.B.	Lehman Capital, a division of Lehman Brothers Holdings Inc. (Purchaser), and IndyMac Bank. F.S.B. (Company) Seller’s Warranties and Servicing Agreement, Dated as of September 1, 2005	Residential Loan Servicing Agreement	OneWest Bank, FSB Attn:Brent Hoyler VP SFR Asset Management 888 East Walnut Street Pasadena, CA 91101
B69, B78	Lehman Capital, a division of Lehman Brothers Holdings Inc.	Wells Fargo Bank, N.A., as successor to Norwest Mortgage Inc.

Lehman Brothers Bank, FSB (Purchaser)

and Norwest Mortgage Inc. (Company)

Seller’s Warranties and Servicing

Agreement, Dated as of March 1, 2000

as supplemented by the following related

agreements:

Side Letter between Lehman Capital, a

division of Lehman Brothers Holdings Inc.,

Lehman Brothers Bank, FSB, and Wells

Fargo Bank, N.A., Dated as of August 23,

2005

Acknowledgement Agreement between

Lehman Capital, a division of Lehman

Brothers Holdings Inc., and Wells Fargo

Bank, N.A., Dated as of August 25, 2005

Acknowledgement Agreement between Lehman Capital, a division of Lehman Brothers Holdings Inc., and Wells Fargo Bank, N.A., Dated as of July 23, 2004

Residential Loan Servicing Agreement

Wells Fargo Bank, N.A.

1 Home Campus, MAC

X2301-04R

Des Moines, IA 50328-0001 Attention: John B. Brown

Wells Fargo Bank, N.A.

1 Home Campus X2401-06T

Des Moines, IA 50328-0001

Attention: Managing Counsel – Loan Servicing

6

Investor Codes	Debtor(s)	Counterparty(ies)	Title of Agreement	Description	Notice Address(es)
B97	Lehman Capital, a division of Lehman Brothers Holdings Inc.	Wells Fargo Bank, N.A., as successor to Wells Fargo Home Mortgage, Inc.

Lehman Brothers Bank, FSB (Purchaser)

and Wells Fargo Home Mortgage, Inc.

(Company) Seller’s Warranties and

Servicing Agreement, Dated as of

December 1, 2000

as supplemented by the following related

agreements:

Side Letter between Lehman Capital, A

Division of Lehman Brothers Holdings Inc.,

Lehman Brothers Bank, FSB and Wells

Fargo Bank, N.A., Dated as of July 15, 2005

Acknowledgement Agreement between

Lehman Capital, A Division of Lehman

Brothers Holdings Inc. (Owner), and Wells

Fargo Bank, N.A. (successor by merger to

Wells Fargo Home Mortgage, Inc.)

(Servicer), Dated as of July 25, 2005

Residential Loan Servicing Agreement

Wells Fargo Bank, N.A.

1 Home Campus,

MAC X2301-04R

Des Moines, IA 50328-0001

Attention: John B. Brown

Wells Fargo Bank, N.A.

1 Home Campus X2401-06T

Des Moines, IA 50328-0001

Attention: Managing

Counsel – Loan Servicing

k91_k99	Lehman Capital, a division of Lehman Brothers Holdings Inc.	Wells Fargo Bank, N.A., as successor to Wells Fargo Home Mortgage, Inc.	Wells Fargo Home Mortgage, Inc. (Servicer) and Lehman Capital, a division of Lehman Brothers Holdings Inc. (Owner), Flow Sub-Servicing Agreement, Dated October 1, 2003	Residential Loan Servicing Agreement

Wells Fargo Bank, N.A.

1 Home Campus,

MAC X2301-04R

Des Moines, IA 50328-0001

Attention: John B. Brown

Wells Fargo Bank, N.A.

1 Home Campus X2401-06T

Des Moines, IA 50328-0001

Attention: Managing

Counsel – Loan Servicing

7

Investor Codes	Debtor(s)	Counterparty(ies)	Title of Agreement	Description	Notice Address(es)
Not Applicable	Lehman Capital, a division of Lehman Brothers Holdings Inc.	The Bank of New York Mellon Trust Company, NA, as successor to Chase Bank of Texas, N.A.	Flow Custodial Agreement by and among Lehman Capital, a division of Lehman Brothers Holdings Inc. (Owner and Servicer), and Chase Bank of Texas, N.A. (Custodian), Dated as of June 30, 1999	Residential Loan Custodial Agreement	Kathleen A. Riley Vice President The Bank of New York Mellon Collateral and Trust Services 101 Barclay Street New York, NY 10286
Not Applicable	Lehman Capital, a division of Lehman Brothers Holdings Inc.	The Bank of New York Mellon Trust Company, NA, as successor to Texas Commerce Bank National Association

Custodial Agreement By and Among

Lehman Capital, a division of Lehman

Brothers Holdings Inc. (Owner), Texas

Commerce Bank National Association

(Custodian), Harbourton Mortgage Co., L.P.

(Seller) and Aurora Loan Services Inc.

(Servicer), Dated as of September 30, 1997

				Residential Loan Custodial Agreement	Kathleen A. Riley Vice President The Bank of New York Mellon Collateral and Trust Services 101 Barclay Street New York, NY 10286
Not Applicable	Lehman Capital, a division of Lehman Brothers Holdings Inc.	Deutsche Bank National Trust Company, as successor to Bankers Trust Company of California, N.A.	Lehman Capital, a division of Lehman Brothers Holdings Inc. (Purchaser), and Bankers Trust Company of California, N.A. (Custodian), Custodial Agreement, Dated as of March 30, 1995	Residential Loan Custodial Agreement

Christopher Corcoran

Vice President

Document Custody

Deutsche Bank National Trust Company

Global Transaction Banking

Alternative & Structured Finance Services

1761 E. Saint Andrew Place

Santa Ana, CA 92705

Not Applicable	Lehman Capital, a division of Lehman Brothers Holdings Inc.	Wells Fargo Bank, N.A. Corporate Trust Services, as successor to Norwest Bank Minnesota, N.A.

Lehman Capital, a division of Lehman

Brothers Holdings Inc. (Owner), Lehman

Capital, a division of Lehman Brothers

Holdings Inc., (Initial Servicer) and Norwest

Bank Minnesota, N.A. (Custodian) Custody

Agreement, Dated as of March 1, 1996

				Residential Loan Custodial Agreement	Mary Sohlberg DEFAULT & RESTRUCTR ACCT MGR MAC N9311-161 625 Marquette Ave, 16th Floor Minneapolis, MN 55402-2308

8

Investor Codes	Debtor(s)	Counterparty(ies)	Title of Agreement	Description	Notice Address(es)
Not Applicable	Lehman Capital, a division of Lehman Brothers Holdings Inc.	U.S. Bank National Association, as successor to LaSalle National Bank

Custodial Agreement by and among Lehman

Capital, a division of Lehman Brothers

Holdings Inc. (Owner), and Aurora Loan

Services Inc. (Servicer) and LaSalle

National Bank (Custodian), Dated as of

April 14, 1998

				Residential Loan Custodial Agreement	Saah T. Kemayah Vice President Document Custody Services U.S. Bank Corporate Trust Services 1133 Rankin Street, Ste. 100 Saint Paul, MN 55116
Not Applicable	Lehman Capital, a division of Lehman Brothers Holdings Inc.	U.S. Bank National Association, as successor to LaSalle National Bank	Custodial Agreement by and among Lehman Capital, a division of Lehman Brothers Holdings Inc. (Owner and Servicer), and LaSalle National Bank (Custodian), Dated as of December 2, 1998	Residential Loan Custodial Agreement	Saah T. Kemayah Vice President Document Custody Services U.S. Bank Corporate Trust Services 1133 Rankin Street, Ste. 100 Saint Paul, MN 55116
Not Applicable	Lehman Capital, a division of Lehman Brothers Holdings Inc.	U.S. Bank National Association

Amended and Restated Flow Custodial

Agreement by and among Lehman Capital, a

division of Lehman Brothers Holdings Inc.

(Owner and Servicer), and U.S. Bank

National Association (Custodian), Dated as

of November 1, 2006, and Addendum #1,

Dated as of January 15, 2008

				Residential Loan Custodial Agreement	Saah T. Kemayah Vice President Document Custody Services U.S. Bank Corporate Trust Services 1133 Rankin Street, Ste. 100 Saint Paul, MN 55116
Not Applicable	Lehman Commercial Paper Inc.	Alaska Seaboard Partners Limited Partnership Wells Fargo Bank, N.A. SN Servicing Corporation U.S. Bank National Association Security National Holdings Company, LLC

Master Repurchase Agreement between

Lehman Commercial Paper Inc. (as Buyer)

and Alaska Seaboard Partners Limited

Partnership (as Seller), Dated as of August

30, 2007, as amended

And all related and/or ancillary agreements,

including, but not limited to:

Pricing Side Letter between Lehman

Commercial Paper Inc. and Alaska Seaboard

Partners Limited Partnership, Dated as of

August 30, 2007, as amended

Restricted Account Agreement entered into

by and among Alaska Seaboard Partners

Master Repurchase Agreement and related agreements

Alaska Seaboard Partners Limited

Partnership

3050 Westfork Drive

Baton Rouge, LA 70816

Attention: Rusty Bacon and John Piland

Alaska Seaboard Partners Limited

Partnership

4150 S. Sherwood Forest Blvd, Suite 210

Baton Rouge, LA 70816

Attention: John Piland

SN Servicing Corporation

323 Fifth Avenue

P.O. Box 35

Eureka, California 95502

9

Investor Codes	Debtor(s)	Counterparty(ies)	Title of Agreement	Description	Notice Address(es)

Limited Partnership, Lehman Commercial

Paper Inc. and Wells Fargo Bank, National

Association, Dated as of August 30, 2007

Servicing Agreement between SN Servicing

Corporation (as Servicer), Alaska Seaboard

Partners Limited Partnership (as Seller) and

Lehman Commercial Paper Inc. (as Buyer),

Dated as of August 30, 2007

Custodial Agreement Among Lehman

Commercial Paper Inc. (as Buyer), Alaska

Seaboard Partners Limited Partnership (as

Seller) and U.S. Bank National Association

(as Custodian), Dated as of September 20,

2007

Limited Guaranty made by Security

National Holdings Company, LLC in favor

of Lehman Commercial Paper Inc., Dated as

of August 30, 2007, as amended

Guaranty made by SN Servicing Corporation in favor of Lehman Commercial

Paper Inc., Dated as of August 30, 2007, as

amended

Attention: Sandra Austin

SN Servicing Corporation

325 5th Street

Eureka, California 95501

Attention: Sandra Austin

Security National Holding Company, LLC

3050 Westfork Drive

Baton Rouge, LA 70816

Attention: Rusty Bacon and John Piland

Security National Master Holding Company,

LLC

3050 Westfork Drive

Baton Rouge, LA 70816

Attention: Rusty Bacon and John Piland

Randy A. Mora

Wells Fargo Bank, N.A.

200 B Street, Suite 300

Santa Rosa, CA 95401

Cheryl Whitehead

U.S. Bank National Association

269 Technology Way

Building B, Unit #3

Rocklin, CA 95765

Not Applicable	Lehman Commercial Paper Inc., as assignee of Lehman Capital, a division of Lehman Brothers Holdings Inc. Lehman Capital,	Alaska Seaboard Partners Limited Partnership Wells Fargo Bank, N.A. Security National Holdings Company, LLC

Fifth Amended and Restated Revolving

Loan and Security Agreement, Dated as of

July 16, 2003, Alaska Seaboard Partners

Limited Partnership (as Borrower) and

Lehman Capital, a division of Lehman

Brothers Holdings Inc. (as Lender), as

assigned to Lehman Commercial Paper Inc.,

Dated as of August 30, 2007, as amended

And all related and/or ancillary agreements,

Revolving Loan and Security Agreement and related agreements

Alaska Seaboard Partners Limited

Partnership

3050 Westfork Drive

Baton Rouge, LA 70816

Attention: Rusty Bacon and John Piland

Alaska Seaboard Partners Limited

Partnership

4150 S. Sherwood Forest Blvd, Suite 210

Baton Rouge, LA 70816

10

Investor Codes	Debtor(s)	Counterparty(ies)	Title of Agreement	Description	Notice Address(es)
	a division of Lehman Brothers Holdings Inc.	Security National Master Holding Company LLC SN Servicing Corporation

including, but not limited to:

Restricted Account Agreement entered into

among Alaska Seaboard Partners Limited

Partnership, Lehman Capital, a division of

Lehman Brothers Holdings Inc., and Wells

Fargo Bank, N.A., Dated as of April 27,

2005

Agreement (relating to Master Lockbox

Arrangement), Dated as of April 28, 2005,

for Fifth Amended and Restated Revolving

Loan and Security Agreement, Dated as of

July 13, 2003, as amended from time to time

between Alaska Seaboard Partners Limited

Partnership (as Borrower) and Lehman

Capital, a division of Lehman Brothers

Holdings Inc. (as Lender), as amended and

Assigned to Lehman Commercial Paper Inc.,

Dated as of August 30, 2007

Guaranty made and entered into by Security

National Holdings Company, LLC for the

benefit of Lehman Capital, a division of

Lehman Brothers Holdings Inc., Dated as of

July 16, 2003, as amended

Guaranty made by Security National Master

Holding Company LLC in favor of Lehman

Capital, a division of Lehman Brothers

Holdings Inc., Dated as of April 28, 2005, as

amended

Guaranty made and entered into by SN

Servicing Corporation for the benefit of

Lehman Capital, a division of Lehman

Brothers Holdings Inc., Dated as of July 16,

2003 and joined by Security National Master

Attention: John Piland

SN Servicing Corporation

323 Fifth Avenue

P.O. Box 35

Eureka, California 95502

Attention: Sandra Austin

SN Servicing Corporation

325 5th Street

Eureka, California 95501

Attention: Sandra Austin

Security National Holding Company, LLC

3050 Westfork Drive

Baton Rouge, LA 70816

Attention: Rusty Bacon and John Piland

Security National Master Holding Company,

LLC

3050 Westfork Drive

Baton Rouge, LA 70816

Attention: Rusty Bacon and John Piland

Randy A. Mora

Wells Fargo Bank, N.A.

200 B Street, Suite 300

Santa Rosa, CA 95401

11

Investor Codes	Debtor(s)	Counterparty(ies)	Title of Agreement	Description	Notice Address(es)
Holding Company, LLC, Dated as of November , 2004

12

EXHIBIT 2

PART E – OPERATIONAL AGREEMENTS

Operational Agreements

Debtor	Counterparty	Title of Agreement	Description[1]	Notice Address
Lehman Brothers Holdings Inc.	The Bank of New York	Stock Transfer Agency Agreement dated as of November 9, 1998	Operational Agreement	The Bank of New York 103 Barclay Street (22W) New York, NY 10288 BNY Mellon Shareowner Services Attn: Jeanne Schaffer 480 Washington Blvd. 29th Floor Jersey City, NJ 07310
Lehman Brothers Holdings Inc.	The Bank of New York	Amendment /Addendum / Schedule dated as of November of 1998	Operational Agreement	The Bank of New York 101 Barclay Street (22W) New York, NY 10286 BNY Mellon Shareowner Services Attn: Jeanne Schaffer 480 Washington Blvd. 29th Floor Jersey City, NJ 07310

1 This description is provided for informational purposes only. To the extent there is an inconsistency between this description and the contract, the contract governs.

Debtor	Counterparty	Title of Agreement	Description[1]	Notice Address
Lehman Brothers Holdings Inc.	The Bank of New York	Amendment /Addendum / Schedule dated as of January 29, 2002	Operational Agreement	The Bank of New York 102 Barclay Street (22W) New York, NY 10287 BNY Mellon Shareowner Services Attn: Jeanne Schaffer 480 Washington Blvd. 29th Floor Jersey City, NJ 07310

2

EXHIBIT 2

PART F – PRIVATE EQUITY AGREEMENTS

OUT OF AN ABUNDANCE OF CAUTION, THE DEBTORS HAVE LISTED A NUMBER OF CONTRACTS ENTERED INTO AFTER THE COMMENCEMENT DATE ON EXHIBIT 2, PART F, BECAUSE SUCH CONTRACTS RELATE TO PREPETITION AGREEMENTS ENTERED INTO BY ONE OR MORE DEBTORS. THE INCLUSION OF SUCH CONTRACTS SHALL NOT BE DEEMED AN ADMISSION THAT SUCH CONTRACTS CONSTITUTE EXECUTORY CONTRACTS.

THE DEBTORS HAVE NOT LISTED ON EXHIBIT 2, PART F ANY LOAN CONTRACTS ENTERED INTO SUBSEQUENT TO THE COMMENCEMENT DATE BECAUSE OF THEIR CONCLUSION THAT SUCH CONTRACTS ARE NOT EXECUTORY CONTRACTS.

Private Equity Agreements

Debtor[1]	Counterparty	Title of Agreement	Description[2]	Notice Address
LBHI	TCP Asia Fund LP	Limited Partnership Agreement of TCP Asia Fund, LP dated as of January 1, 2007; and all other agreements related or ancillary thereto	Limited Partnership Agreement, Subscription Agreement & Side Letter	The Galleon Group TCP Asia Fund LP 590 Madison Avenue 34th Floor New York, NY 10022
LBHI	Silver Lake Credit Fund, L.P.	Fourth Amended and Restated Limited Partnership Agreement of Silver Lake Credit Fund, L.P. dated as of March 1, 2010; and all other agreements related or ancillary thereto	Limited Partnership Agreement, Subscription Agreement & Side Letter	Silver Lake Credit Fund, L.P. One Market Street Steuart Tower 10th Floor, Suite 1000 San Francisco, CA 94105
LBHI	Tudor Ventures III L.P.	Second Amended and Restated Limited Partnership Agreement of Tudor Ventures III L.P. dated as of January 25, 2007; and all other agreements related or ancillary thereto	Limited Partnership Agreement, Subscription Agreement & Side Letter	Tudor Investment Corporation 1275 King Street Greenwich, CT 06831

1 LBHI – Lehman Brothers Holdings Inc.

  LCPI – Lehman Commercial Paper Inc.

2 This description is provided for informational purposes only. To the extent there is an inconsistency between this description and the contract, the contract governs.

Debtor[1]	Counterparty	Title of Agreement	Description[2]	Notice Address
LBHI	Wilton Re Holdings Limited

Second Amended and

Restated Members

Agreement dated [                    ],

2009 by and among

Wilton Re Holdings

Limited, Lehman Brothers

Holdings Inc. and the

other parties thereto; and

all other agreements

related or ancillary thereto

Amended and Restated

Registration Rights

Agreement dated as of

October 26, 2006 by and

among Wilton Re

Holdings Limited,

Lehman Brothers

Holdings Inc. and the

other parties thereto

			Second Amended and Restated Members Agreement Registration Rights Agreement	Wilton Re Holdings Limited 187 Danbury Road Wilton, CT 06987
LBHI	FXCM Holdings, LLC

Third Amended and

Restated Limited Liability

Company Agreement of

FXCM Holdings LLC

dated as of December 1,

2010; and all other

agreements related or

ancillary thereto

Registration Rights

Agreement of FXCM Inc.

dated as of December 7,

2010;

			LLC Agreement Registration Rights Agreement	FXCM Holdings, LLC c/o FXCM Inc. 32 Old Slip New York, NY 10005

2

Debtor[1]	Counterparty	Title of Agreement	Description[2]	Notice Address
LBHI	BATS Holdings, Inc.

Investor Rights

Agreement dated as of

January 1, 2008 as

amended through May 13,

2010, by and among

BATS Holdings, Inc.,

Lehman Brothers

Holdings Inc. and the

other parties thereto; and

all other agreements

related or ancillary thereto

			Investor Rights Agreement, Subscription Agreement	BATS Holdings, Inc. 4151 N. Mulberry St. Suite 275 Kansas City, MO 64116
LBHI	Invicta Holdings LLC	Second Amended and Restated Limited Liability Company Agreement of Invicta Holdings LLC dated as of June 30, 2008; and all other agreements related or ancillary thereto	Amended and Restated LLC Agreement	Invicta Holdings LLC 340 Madison Avenue 18th Floor New York, NY 10017
LBHI	QW Holdings, LLC	Second Amended and Restated LLC Agreement of QW Holdings, LLC dated as of May 2, 2008; and all other agreements related or ancillary thereto	Second Amended and Restated LLC Agreement; Contribution Agreement	QW Holdings, LLC 875 Third Avenue 29th Floor New York, NY 10022
LBHI	LB Capital Partners II, L.P. – GP	Amended and Restated Agreement of Limited Partnership of Shearson Lehman Hutton Capital Partners II, L.P. dated [ ] 1988; and all other agreements related or ancillary thereto	Limited Partnership Agreement	LB Capital Partners II, L.P. – GP Lehman Brothers Holdings Inc. 1271 Avenue of the Americas 38th Floor Attn: Brian McCarthy New York, NY 10020

3

Debtor[1]	Counterparty	Title of Agreement	Description[2]	Notice Address
LBHI	LB Capital Partners II, L.P. – LP	Amended and Restated Agreement of Limited Partnership of Shearson Lehman Hutton Capital Partners II, L.P. dated [ ] 1988; and all other agreements related or ancillary thereto	Limited Partnership Agreement	LB Capital Partners II, L.P. – LP Lehman Brothers Holdings Inc. 1271 Avenue of the Americas 38th Floor Attn: Brian McCarthy New York, NY 10020
LBHI	LB Capital Partners III, L.P. – GP	Amended and Restated Agreement of Limited Partnership of Lehman Brothers Capital Partners III L.P. dated [ ] 1995; and all other agreements related or ancillary thereto	Limited Partnership Agreement	LB Capital Partners III, L.P. – GP Lehman Brothers Holdings Inc. 1271 Avenue of the Americas 38th Floor Attn: Brian McCarthy New York, NY 10020
LBHI	LB Capital Partners III, L.P. – LP	Amended and Restated Agreement of Limited Partnership of Lehman Brothers Capital Partners III L.P. dated [ ] 1995; and all other agreements related or ancillary thereto	Limited Partnership Agreement	LB Capital Partners III, L.P. – LP Lehman Brothers Holdings Inc. 1271 Avenue of the Americas 38th Floor Attn: Brian McCarthy New York, NY 10020
LCPI	Greenbrier Minerals, LLC	Amended and Restated Credit Agreement of Greenbrier Minerals, LLC dated as of May 1, 2007; and all other agreements related or ancillary thereto	Credit agreement	Greenbrier Minerals, LLC Anjean Road P.O. Box G Attn: Joseph C. Turley, III Rupert, WV 25984
LCPI	Petroleum Realty Investment Partners, L.P.	Limited Partnership Agreement of Petroleum Realty Investment Partners, L.P. dated as of April 20, 1999; and all other agreements related or ancillary thereto	Limited Partnership Agreement	Petroleum Realty Investment Partners, L.P. 88 West Main Street Columbus, OH 43215

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Debtor[1]	Counterparty	Title of Agreement	Description[2]	Notice Address
LCPI	Lexington Coal Company, LLC	Amended and Restated Limited Liability Company Agreement of Lexington Coal Company, LLC dated April 28, 2010; and all other agreements related or ancillary thereto	Amended and Restated LLC Operating Agreement	Lexington Coal Company, LLC 200 West Vine Street Suite 300 Lexington, KY 40507

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EXHIBIT 2

PART G – INSURANCE CONTRACTS

THE DEBTORS HAVE NOT INCLUDED ANY OF THEIR INSURANCE CONTRACTS ON EXHIBIT 2, PART H, BECAUSE THEY DO NOT BELIEVE SUCH CONTRACTS ARE EXECUTORY CONTRACTS. IN THE EVENT THAT THE BANKRUPTCY COURT DETERMINES THAT SUCH CONTRACTS ARE EXECUTORY CONTRACTS, THEN ALL OF THE DEBTORS’ INSURANCE POLICIES (OTHER THAN FOR PREPETITION WORKERS’ COMPENSATION POLICIES) AND ANY AGREEMENTS, DOCUMENTS OR INSTRUMENTS WITH INSURERS RELATING THERETO SHALL BE TREATED AS IF THEY WERE LISTED HEREIN AND ASSUMED AND THE REQUIRED CURE AMOUNT FOR SUCH CONTRACTS SHALL BE ZERO.

EXHIBIT 3

PLAN TRUST AGREEMENT

PLAN TRUST AGREEMENT

This Plan Trust Agreement (this “Trust Agreement”), dated and effective as [—], 2011, by and among Lehman Brothers Holdings Inc. (“LBHI”) and the following parties (each, together with any successor thereto, a “Trustee” and collectively, the “Trustees”), (1) Rutger Schimmelpenninck, not in his individual or personal capacity, but solely in his capacity as co-bankruptcy trustee (curatoren) for Lehman Brothers Treasury Co. B.V., (2) Dr. Michael C. Frege, not in his individual or personal capacity, but solely in his capacity as insolvency administrator (Insolvenzverwalter) of Lehman Brothers Bankhaus AG, (3) John Suckow, not in his individual or personal capacity, but solely in his capacity as the President of LBHI and designee of LBHI, (4) Julie Becker of Wilmington Trust, N.A., and Noel P. Purcell of Mizuho Corporate Bank, Ltd., neither in her or his, respectively, individual or personal capacity, but solely in her or his, respectively, capacity as a co-chairperson and member of the Creditors’ Committee, (5) Thomas A. Tormey of Goldman Sachs & Co., not in his individual or personal capacity, but solely in his capacity as the designee of the Opco Plan Proponents that are PSA Creditors, (6) Christian Wyatt of Fir Tree Partners, not in his individual or personal capacity, but solely in his capacity as a member and the designee of the group of creditors generally known in these cases as the Ad Hoc Group of Lehman Brothers Creditors that are PSA Creditors, and (7) Michael F. DeMichele of The Baupost Group, L.L.C., and Robert P. Ryan of Elliott Management, neither in his individual or personal capacity, but solely in his capacity as the designee of the following group of PSA Creditors: Carval Investors UK Limited, Davidson Kempner Capital Management LLC, Elliott Management Corporation, King Street Capital Management LP, Och-Ziff Capital Management Group LLC, The Baupost Group LLC and Varde Partners LP, executed in connection with the Third Amended Joint Chapter 11 Plan of Lehman Brothers Holdings Inc. and its affiliated debtors (as the same has been or may be amended, the “Plan”), as confirmed on [—] by the United States Bankruptcy Court for the Southern District of New York (the “Court”), provides for the establishment of a liquidating trust evidenced hereby (the “Plan Trust”) in accordance with the Plan. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Plan.

W I T N E S S E T H

WHEREAS, the Plan Trust is created pursuant to, and to effectuate, the Plan;

WHEREAS, the Plan Trust is created on behalf of, and for the sole benefit of, the holders of record of LBHI Stock (including any permitted successor record holder thereof, the “Beneficiaries”);

WHEREAS, the Plan provides that on the Effective Date all LBHI Stock is to be canceled and LBHI shall issue the Plan Trust Stock (which shall replace the canceled LBHI Stock) to the Plan Trust, to be held for the benefit of the Beneficiaries consistent with their former relative priority and economic entitlements as holders of LBHI Stock and Sections 4.17(b) and (c) of the Plan; and

WHEREAS, the Plan Trust is intended to qualify as a liquidating trust within the meaning of Treasury Regulation Section 301.7701-4(d);

    NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Plan, LBHI and the Trustees agree as follows:

ARTICLE I

ESTABLISHMENT OF THE PLAN TRUST

1.1        Purpose of the Plan Trust.  The Plan Trust is established for the sole purpose of (i) holding the Plan Trust Stock in accordance with the Plan and with no objective or authority to continue or engage in the conduct of a trade or business, (ii) aiding in the implementation of the Plan and (iii) receiving and distributing any proceeds with respect to the Plan Trust Stock pursuant to the Plan (the “Stock Distributions”), in each of cases (i) through (iii), for the benefit of the Beneficiaries consistent with the relative priority and economic entitlements of their former holdings of LBHI Stock immediately prior to the Commencement Date. Accordingly, the Trustees shall, and hereby represent that they shall, in an expeditious but orderly manner, make timely distributions of any Stock Distributions and not unduly prolong the duration of the Plan Trust. Nothing in this Section 1.1 shall be deemed to permit the Trustees to sell, liquidate, distribute or otherwise transfer or encumber the Plan Trust Stock.

1.2        Transfer of Property to Trustees.  Pursuant to the Plan, LBHI and the Trustees hereby establish, on behalf of the Beneficiaries consistent with their former relative priority and economic entitlements as holders of LBHI Stock, the Plan Trust, and on the Effective Date, LBHI shall issue and deliver to the Plan Trust the Plan Trust Stock free and clear of any Lien, Claim, or equity interest in such property of any other Person except as provided in the Plan. The Trustees shall have no duty to confirm the legality or the sufficiency of any of the issuances, transfers and assignments contemplated hereunder and shall incur no liability in connection therewith. The Trustees agree to accept and hold the Plan Trust Stock and the Stock Distributions in trust for the Beneficiaries consistent with their former relative priority and economic entitlements as holders of LBHI Stock, subject to the terms of this Trust Agreement.

1.3        Relationship to the Plan.  The principal purpose of this Trust Agreement is to aid in the implementation of the Plan and therefore this Trust Agreement incorporates the provisions of the Plan and the Confirmation Order (which may amend or supplement the Plan). To that end, the Trustees shall have full power and authority to take any action consistent with the purpose and provisions of the Plan, the Confirmation Order and this Trust Agreement. Additionally, the Trustees may seek any orders from the Court, upon notice and an opportunity for a hearing in furtherance of implementation of the Plan, the Confirmation Order and this Trust Agreement. To the extent that there is conflict between the provisions of this Trust Agreement, the provisions of the Plan, or the Confirmation Order, each document shall have controlling effect in the following rank order: (1) the Confirmation Order; (2) the Plan; and (3) this Trust Agreement.

1.4        Title to Plan Trust Stock and the Stock Distributions.

    (a)        The issuance or transfer, respectively, of the Plan Trust Stock and the Stock Distributions to the Plan Trust are made by LBHI for the benefit and on behalf of the Beneficiaries consistent with their former relative priority and economic entitlements as holders

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of LBHI Stock. The Plan Trust may not exercise any voting rights appurtenant to the Plan Trust Stock in conflict with Article VII of the Plan.

    (b)        For all purposes, including, without limitation, U.S. federal income taxes, all parties (including, without limitation, LBHI, the Trustees, and the Beneficiaries) shall be deemed to treat the transfer by LBHI of assets to the Plan Trust as (A) a transfer of such assets directly to the Beneficiaries followed by (B) the transfer by such Beneficiaries to the Plan Trust of such assets in exchange for beneficial interests in the Plan Trust. Accordingly, the Beneficiaries shall be treated for U.S. federal income tax purposes as the grantors and owners of their respective shares of the Plan Trust Stock and the Stock Distributions.

1.5        Rights of Beneficiaries.  The Beneficiaries shall be the beneficial owners of the Plan Trust created by this Trust Agreement and the Trustees shall retain only such incidents of ownership as are necessary to undertake the actions and transactions authorized herein. In the event that all Allowed Claims in LBHI Classes 1 through 11 have been satisfied in full in accordance with the Bankruptcy Code and the Plan, the Plan Trust may receive Stock Distributions which will then be distributable among the Beneficiaries consistent with each Beneficiary’s rights of payment as holders of LBHI Stock existing immediately prior to the Commencement Date, subject to all of the terms and provisions of this Trust Agreement, the Plan and the Confirmation Order (the Beneficiaries’ interests in such Stock Distributions and the Plan Trust Stock, the “Interests”).

1.6        Ownership and Control of Assets of the Plan Trust.  Except as is hereinafter expressly provided, no Beneficiaries shall have any title or right to, or possession, management or control of the assets of the Plan Trust, or any right to call for a partition, division or accounting of the assets of the Plan Trust, and no widower, widow, heir or devisee of any individual who may be a Beneficiary, or bankruptcy trustee, receiver or similar person of any Beneficiary shall have any right, statutory or otherwise (including any right of dower, homestead or inheritance, or of partition, as applicable), in any of the assets of the Plan Trust, but the whole title to all of the assets of the Plan Trust shall be vested in the Trustees and the sole interest of the Beneficiaries shall be the rights and benefits given to such persons under this Trust Agreement.

1.7        Costs and Expenses of the Plan Trust.  LBHI shall be responsible for and pay any and all actual, reasonable and necessary costs and expenses of the Plan Trust, including any claims of or reimbursements to the Trustees, and actual, reasonable and necessary fees and expenses of the Trustees and retained professionals, in each case, in accordance with the terms of this Trust Agreement and the Plan; provided, however, that nothing herein shall limit LBHI’s right to allocate among, or seek reimbursement from, any of its Affiliates for such costs, fees and expenses pursuant to the Debtor Allocation Agreement (as such term is defined in the Plan).

ARTICLE II

INTERESTS

2.1        Identification of Beneficiaries.  The record holders of the Interests, or Beneficiaries, shall be recorded and set forth in a register maintained by, or at the direction of, the Trustees expressly for such purpose. The initial list of record holders of Interests shall be

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delivered to, or at the direction of, the Trustees by LBHI and shall be based on the list of holders of LBHI Stock as maintained by LBHI, as of the date prior to the date hereof. Except as otherwise required by law, all references in this Trust Agreement to holders shall be read to mean holders of record as set forth in the official register maintained by, or at the direction of, the Trustees and shall not mean any beneficial owner not recorded on such official registry. Unless expressly provided herein, the Trustees may establish a record date which they deem practicable for determining the holders for a particular purpose.

2.2        Non-Transferability of Interests.  The Interests shall not be certificated and shall not be transferable, assignable, pledged or hypothecated, in whole or in part, except with respect to a transfer by will or under the laws of descent and distribution. Any such permitted transfer, however, will not be effective until and unless the Trustees, or their designee, receive written notice of such transfer.

ARTICLE III

AUTHORITY, LIMITATIONS, DISTRIBUTIONS AND DUTIES

3.1        Authority of Trustees.  The Trustees are authorized to perform any and all acts necessary or desirable to accomplish the purposes of the Plan Trust in accordance with this Trust Agreement and the Plan. Without limiting, but subject to, the foregoing and Section 3.2 hereof, the Trustees shall be expressly authorized, but shall not be required, to:

    (a)        hold legal title to any and all rights of the holders of the Interests in or arising from the Plan Trust Stock and the Stock Distributions, including, but not limited to, collecting any and all money and other property belonging to the Plan Trust;

    (b)        protect and enforce the rights to the Plan Trust Stock and the Stock Distributions by any method deemed appropriate including, without limitation, by judicial proceedings or pursuant to any applicable bankruptcy, insolvency, moratorium, or similar law and general principles of equity;

    (c)        determine and satisfy any and all liabilities created, incurred or assumed by the Plan Trust;

    (d)        file, if necessary, any and all tax and information returns with respect to the Plan Trust and pay taxes properly payable by the Plan Trust, if any;

    (e)        assert or waive any privilege or defense on behalf of the Plan Trust or LBHI;

    (f)        pay all expenses and make all other payments relating to the Plan Trust and its assets;

    (g)        obtain insurance coverage with respect to the liabilities and obligations of the Trustees under this Trust Agreement (in the form of an errors and omissions policy or otherwise);

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    (h)        retain and pay such independent law firms as counsel to the Plan Trust as the Trustees in their sole discretion may select to perform such other functions as may be appropriate in the Trustees’ sole discretion. The Trustees may commit the Plan Trust to and shall pay such independent law firms reasonable compensation for services rendered and expenses incurred. The Trustees may retain counsel on a nunc pro tunc basis, to a date prior to the Effective Date;

    (i)        retain and pay an independent public accounting firm to perform such reviews and/or audits of the financial books and records of the Plan Trust as may be appropriate in the Trustees’ sole discretion and to prepare and file any tax returns or informational returns for the Plan Trust as may be required. The Trustees may retain an independent accounting firm on a nunc pro tunc basis, to a date prior to the Effective Date. The Trustees may commit the Plan Trust to and shall pay such independent public accounting firm reasonable compensation for services rendered and expenses incurred; and

    (j)        retain and pay such other third parties not contemplated above in this Section 3.1 as the Trustees, in their sole discretion, may deem necessary or appropriate to assist the Trustees in carrying out their powers and duties under this Trust Agreement. The Trustees may commit the Plan Trust to and shall pay all such Persons reasonable compensation for services rendered and expenses incurred, as well as commit the Plan Trust to indemnify any such parties in connection with the performance of services, on a nunc pro tunc basis, to a date prior to the Effective Date.

3.2        Majority Approval; Limitation of Trustees’ Authority.  Unless otherwise provided herein, any act of the Plan Trust shall require the approval of and shall be approved by the affirmative vote of a majority of the Trustees. Notwithstanding anything herein to the contrary, the Trustees shall not and shall not be authorized to engage in any trade or business on behalf of the Plan Trust, and shall take such actions consistent with the orderly liquidation of the assets of the Plan Trust as are required by applicable law, and such other actions permitted under this Trust Agreement. Notwithstanding any other authority granted by Section 3.1 hereof, the Trustees are not authorized to engage in any investments or activities on behalf of the Plan Trust inconsistent with the treatment of the Plan Trust as a liquidating trust within the meaning of Treasury Regulations Section 301.7701-4(d) and in accordance with Rev. Proc. 94-45, 1994-2 C.B. 684.

3.3        Books and Records.  The Trustees shall maintain in respect of the Plan Trust and the Beneficiaries books and records relating to the assets of the Plan Trust and income of the Plan Trust and the payment of expenses of, and liabilities of claims against or assumed by, the Plan Trust in such detail and for such period of time as may be necessary to enable it to make full and proper accounting in respect thereof. Such books and records shall be maintained as reasonably necessary to facilitate compliance with the tax reporting requirements of the Plan Trust. Nothing in this Trust Agreement requires the Trustees to file any accounting or seek approval of any court with respect to the administration of the Plan Trust, or as a condition for managing any payment or distribution out of the assets of the Plan Trust. Beneficiaries shall have the right upon thirty (30) days’ prior written notice delivered to the Trustees to inspect such books and records (including financial statements), subject to the Trustees’ right to deny access in a reasonable effort to preserve privileged or confidential information or protect litigation or

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other strategies and provided that, if so requested, such holder shall have entered into a confidentiality agreement satisfactory in form and substance to the Trustees. Any books and records determined by the Trustees, in their sole discretion, not to be reasonably necessary for administering the Plan Trust or for the Trustees’ compliance with the provisions of this Trust Agreement may, to the extent not prohibited by applicable law and at any time following the Effective Date, be destroyed.

3.4        (a)        Additional Powers.  Except as otherwise set forth in this Trust Agreement or in the Plan, and subject to the Treasury Regulations governing liquidating trusts and the retained jurisdiction of the Court as provided for in the Plan, but without prior or further authorization, the Trustees may control and exercise authority over the assets of the Plan Trust and over the protection, conservation and disposition thereof. No Person dealing with the Plan Trust shall be obligated to inquire into the authority of the Trustees in connection with the protection, conservation or disposition of the assets of the Plan Trust.

    (b)        Execution of Documents.  Subject to any contrary direction that the Plan Trust has provided, all agreements, contracts, deeds, instruments, certificates, applications, approvals, proxies, powers of attorney, undertakings, filings and other documents of the Plan Trust shall require the execution and delivery thereof, for and on behalf of the Plan Trust, by any two Trustees, except as otherwise provided by law.

3.5        (a)        Periodic Distribution; Withholding.  The Trustees shall distribute to the Beneficiaries Stock Distributions as soon as practicable following receipt thereof and at least annually; provided, however, that prior to making any distribution to Beneficiaries, the Plan Trust may retain such amounts, in each case to the extent not paid for by LBHI, (i) as are reasonably necessary to meet contingent liabilities and to maintain the value of the assets of the Plan Trust during liquidation, (ii) to pay actual, reasonable and necessary administrative expenses (including the actual, reasonable and necessary fees, costs and expenses of the Trustees and all professionals they retain and any taxes imposed on the Plan Trust or in respect of the assets of the Plan Trust), and (iii) to satisfy other liabilities incurred or assumed by the Plan Trust (or to which the assets of the Plan Trust are otherwise subject) in accordance with the Plan or this Trust Agreement. All such distributions shall be made consistent with the Beneficiaries’ rights as holders of LBHI Stock existing prior to the Commencement Date, subject to the terms of the Plan and this Trust Agreement. The Trustees may withhold from amounts distributable to any Person any and all amounts, determined in the Trustees’ reasonable sole discretion, to be required by any law, regulation, rule, ruling, directive or other governmental requirement. Notwithstanding the foregoing, in no event shall any Beneficiary receive a distribution of Plan Trust Stock.

    (b)        Manner of Payment or Distribution.  All distributions made by the Trustees to Beneficiaries shall be payable to the holders of Interests of record as of the 20th day prior to the date scheduled for the distribution, unless such day is not a Business Day, in which case such day shall be the following Business Day (the “Record Date”). If the distribution shall be in Cash, the Trustees shall distribute such Cash by wire, check, or such other method as the Trustees deem appropriate under the circumstances.

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    (c)        Delivery of Trust Distributions.  All distributions under this Trust Agreement to any Beneficiary shall be made at the address of such Beneficiary as set forth in the register or at such other address as such Beneficiary shall have specified for payment purposes in a written notice to the Trustees at least fifteen (15) days prior to such distribution date. In the event that any distribution to any holder is returned as undeliverable, the Trustees shall use reasonable efforts to determine the current address of such holder, but no distribution to such holder shall be made unless and until the Trustees have determined the then current address of such holder, at which time such distribution shall be made to such holder without interest; provided, however, that such undeliverable or unclaimed distributions shall be deemed unclaimed property at the expiration of one year from the date of distribution. The Trustee shall reallocate all undeliverable and unclaimed distributions for the benefit of all other Beneficiaries.

3.6        Duties of the Trustees.

    (a)        Reporting Duties.

        (i)        Subject to definitive guidance from the Internal Revenue Service or a court of competent jurisdiction to the contrary (including the receipt by the Trustees of a private letter ruling if the Trustees so request one, or the receipt of an adverse determination by the Internal Revenue Service upon audit if not contested by the Trustees), the Trustees shall file returns for the Plan Trust as a grantor trust pursuant to Treasury Regulations Section 1.671-4(a). Within seventy-five (75) days following the end of each calendar year or as soon as practicable thereafter, the Trustees shall also annually send to each Beneficiary a separate statement setting forth the holder’s share of items of income, gain, loss, deduction, or credit, if any, and will instruct all such holders to report such items on their federal income tax returns or to forward the appropriate information to the holders with instructions to report such items on their federal income tax returns.

        (ii)        Allocations of Plan Trust taxable income shall be determined by reference to the manner in which an amount of cash equal to such taxable income would be distributed (without regard to any restrictions on distributions described herein) if, immediately prior to such deemed distribution, the Plan Trust had distributed all of its other assets (valued for this purpose at their tax book value) to the holders of the Interests, taking into account all prior and concurrent distributions from the Plan Trust. Similarly, taxable loss of the Plan Trust shall be allocated by reference to the manner in which an economic loss would be borne immediately after a liquidating distribution of the remaining assets of the Plan Trust. The tax book value of the assets of the Plan Trust for this purpose shall equal their fair market value on the date the Plan Trust was created or, if later, the date such assets were acquired by the Plan Trust, adjusted in either case in accordance with tax accounting principles prescribed by the IRC, the Treasury Regulations and other applicable administrative and judicial authorities and pronouncements.

        (iii)        The Trustees may request an expedited determination of taxes of the Plan Trust under section 505(b) of the Bankruptcy Code for all returns filed for, or on behalf of, the Plan Trust for all taxable periods through the dissolution of the Plan Trust.

        (iv)        The Trustees shall file (or cause to be filed) any other statements, returns or disclosures relating to the Plan Trust that are required by any governmental authority.

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     (b)        LBHI Board of Directors.  At such time as a vacancy on the board of directors of LBHI is to be filled or there is a vote on the election of a director upon the expiration of a director’s term of office, the Plan Trust shall fill such vacancy voting the Plan Trust Stock in accordance with the majority approval of the Trustees. At all other times, the Plan Trust may act and vote the Plan Trust Stock, by majority approval of the Trustees, to remove and replace directors of LBHI, only with cause.

3.7        Compliance with Laws.  Any and all distributions of Stock Distributions and proceeds of borrowings, if any, shall be in compliance with applicable laws, including, but not limited to, applicable federal and state securities laws.

ARTICLE IV

THE TRUSTEES

4.1        Generally.  The Trustees’ powers are exercisable solely in a fiduciary capacity consistent with, and in furtherance of, the purposes of this Trust Agreement, the Plan and the Confirmation Order and not otherwise, except that the Trustees may deal with the assets of the Plan Trust for their own account as permitted by Section 4.5 hereof.

4.2        Liability of Trustees, Indemnification.  None of the Trustees, their designees or professionals engaged by or on behalf of the Trustees, or any duly designated agent or representative of the Trustees shall be liable for the act or omission of any other agent or representative of the Trustees, nor shall any Trustee be liable for any action taken, suffered or omitted to be taken in his capacity as Trustee, unless it is ultimately determined by Final Order that such Person’s acts or omissions constituted willful misconduct, gross negligence, or bad faith. In no event shall a Trustee be liable or responsible for special, punitive, indirect, consequential or incidental loss or damages of any kind whatsoever to any Person (including, without limitation, lost profits), even if the Trustee has been advised of the likelihood of such loss or damage. The Trustees may, in connection with the performance of their functions, and in their sole and absolute discretion, consult with attorneys, accountants, financial advisors and agents, and shall not be liable for any act taken, omitted to be taken, or suffered to be done in accordance with advice or opinions rendered by such Persons. Notwithstanding such authority, the Trustees shall not be under any obligation to consult with his attorneys, accountants, financial advisors, or agents, and a determination not to do so shall not result in the imposition of liability on the Trustees or, as applicable, their designees, unless it is ultimately determined by Final Order that the Trustees’ determination constituted willful misconduct, gross negligence, or bad faith. The Plan Trust shall indemnify and hold harmless the Trustees, their designees and professionals, and all duly designated agents and representatives thereof (in their capacity as such), from and against and in respect of all liabilities, losses, damages, claims, costs, and expenses, including, but not limited to, attorneys’ fees and costs arising out of or due to their actions or omissions, or consequences of such actions or omissions with respect to the Plan Trust or the implementation or administration of the Plan; provided, however, that no such indemnification will be made to such Persons for such actions or omissions to the extent that it is ultimately determined by Final Order that such Persons actions or omissions constituted willful misconduct, gross negligence, or bad faith.

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     If a Trustee becomes involved in any action, proceeding, or investigation in connection with any matter arising out of or in connection with the Plan, this Trust Agreement or the affairs of the Plan Trust or the Debtors, the Plan Trust shall periodically advance or otherwise reimburse on demand the actual, reasonable and necessary legal and other expenses (including, without limitation, the cost of any investigation and preparation and attorney fees, disbursements, and related expenses) of the Trustee incurred in connection therewith, but the Trustee shall be required to repay promptly to the Plan Trust the amount of any such advanced or reimbursed expenses paid to the Trustee to the extent that it shall be ultimately determined by Final Order that the Trustee engaged in willful misconduct, gross negligence or bad faith in connection with the affairs of the Plan Trust or the Debtors with respect to which such expenses were paid.

4.3        Reliance by Trustees.  Except as otherwise provided in Section 4.2 hereof:

    (a)        each Trustee may rely, and shall be protected in acting upon, any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, or other paper or document believed by him to be genuine and to have been signed or presented by the proper party or parties; and

    (b)        no Trustee shall have any personal obligation to satisfy any liability of the Plan Trust.

4.4        Investment and Safekeeping of Assets of the Plan Trust.  The right and power of the Trustees to invest assets of the Plan Trust, the proceeds thereof, or any income earned by the Plan Trust, shall be limited to the right and power that a liquidating trust, within the meaning of Treasury Regulations Section 301.7701-4(d), is permitted to hold, pursuant to the Treasury Regulations and the guidelines set forth in Rev. Proc. 94-45, 1994-2 C.B. 684, or any modification in the IRS guidelines, whether set forth in IRS rulings, other IRS pronouncements or otherwise. The Trustees shall have no liability or responsibility for any investment losses, including, without limitation, any market loss on any investment liquidated (whether at or prior to maturity) in order to make a payment required under this Trust Agreement.

4.5        Expense Reimbursement and Compensation.  The assets of the Plan Trust shall be subject to the claims of the Trustees, and the actual, reasonable and necessary costs and expenses of the Plan Trust, including the actual, reasonable and necessary fees and expenses of the Trustees and their retained professionals, to the extent not paid for by LBHI, shall be paid out of the Stock Distributions. To the extent not paid by LBHI, the Trustees shall be entitled to reimbursement out of any available Cash in the Plan Trust, for actual, out-of-pocket, reasonable and necessary expenses and for any and all loss, liability, claims, costs, expense, or damage which the Trustees may sustain without willful misconduct, gross negligence, or willful fraud in the exercise and performance of any of the powers and duties of the Trustees under this Trust Agreement. As compensation for the performance of their duties, the Trustees will be entitled to reasonable compensation in such amounts as the Plan Trust may fix from time to time, consistent with that of similar functionaries in similar types of bankruptcy proceedings. The Trustees may be compensated on a nunc pro tunc basis, to a date prior to the Effective Date. Such costs and expenses shall be considered administrative costs of LBHI’s estate. Nothing herein shall limit LBHI’s right to allocate among, or seek reimbursement from, any of its Affiliates for the costs,

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fees and expenses contemplated in Section 1.7 and this Section 4.5 pursuant to the Debtor Allocation Agreement (as such term is defined in the Plan).

4.6        No Bond.  The Trustees shall serve without bond.

4.7        Confidentiality.  Each Trustee shall, during the period that he serves as Trustee under this Trust Agreement and for a period of twelve (12) months following the termination of this Trust Agreement or following his removal or resignation hereunder, hold strictly confidential and not use for personal gain all confidential information and any material, non-public information of the Plan Trust, the Debtors and any Affiliate thereof or of which such Trustee has become aware in his capacity as Trustee, except as otherwise required by law.

ARTICLE V

SUCCESSOR TRUSTEES

5.1        Removal.  A Trustee may be removed by the unanimous vote of the other Trustees. Such removal shall become effective on the date action is taken by the other Trustees.

5.2        Resignation.  A Trustee may resign by giving not less than ninety (90) days prior written notice thereof to the other Trustees. Such resignation shall become effective on the later to occur of: (i) the day specified in such notice, and (ii), if such Trustee is the last Trustee then in office, the appointment of a successor by the Court and the acceptance by such successor of such appointment. If a successor Trustee is not appointed or does not accept its appointment within ninety (90) days following delivery of notice of resignation, the Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

5.3        Appointment of Successor Trustee.  In the event of the death (in the case of a Trustee that is a natural person), dissolution (in the case of a Trustee that is not a natural person), resignation pursuant to Section 5.2 hereof, incompetency, or removal of the Trustee pursuant to Section 5.1 hereof, the remaining Trustees shall by majority vote appoint a successor Trustee if in their discretion the circumstances of this Plan Trust warrant doing so. Such appointment shall specify the date on which such appointment shall be effective. Every successor Trustee appointed hereunder shall execute, acknowledge, and deliver to the Plan Trust and to the retiring Trustee an instrument accepting the appointment under this Trust Agreement and agreeing to be bound thereto, and thereupon the successor Trustee, without any further act, deed, or conveyance, shall become vested with all rights, powers, trusts, and duties of the retiring Trustee; provided, however, that a removed or resigning Trustee shall, nevertheless, when requested in writing by the successor Trustee, execute and deliver an instrument or instruments conveying and transferring to such successor Trustee all the estates, properties, rights, powers, and trusts of such predecessor Trustee under the Plan Trust.

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ARTICLE VI

REPORTS TO HOLDERS OF PLAN TRUST INTERESTS

6.1        Securities Laws and Other Reports to Beneficiaries.

    (a)        Securities Laws.  Under section 1145 of the Bankruptcy Code, the issuance of Interests under the Plan shall be exempt from registration under the Securities Act of 1933, as amended, and applicable state and local laws requiring registration of securities. If the Trustees determine, with the advice of counsel, that the Plan Trust is required to comply with the registration and reporting requirements of the Securities Exchange Act of 1934, as amended, or the Investment Company Act of 1940, as amended, then the Trustees shall take any and all actions to comply with such reporting requirements and file periodic reports with the Securities and Exchange Commission.

    (b)        Other Reporting.  If the Trustees are not required to file the periodic reports referred to in Section 6.1(a) above, as soon as practicable, the Trustees may post on a website to which the Beneficiaries have access, and, while the Debtors’ bankruptcy cases remain open, file with the Court, reports setting forth in reasonable detail any material event or change that occurs with respect to the Trust, which, to the knowledge of the Trustee, affects the Beneficiaries hereunder, which reports shall not be required to be audited or in compliance with generally accepted accounting principles.

ARTICLE VII

TERMINATION OF PLAN TRUST

7.1        Termination of Plan Trust.

    (a)        The Plan Trust shall terminate on the earlier of: (i) thirty (30) days after the final distribution of all of the Stock Distributions in accordance with the terms of this Trust Agreement, the Plan and the Confirmation Order and the cancellation of the Plan Trust Stock and (ii) the third (3rd) anniversary of the Confirmation Date; provided, however, that, prior to the date of such termination (and the termination of any future extended terms), the Court, upon motion by a party in interest on notice with an opportunity for a hearing, may extend the maximum term of the Plan Trust set forth in this clause (ii) if it is necessary to the liquidation of the assets of the Plan Trust and the Debtors, for a term not to exceed nine (9) years from the Confirmation Date.

    (b)        Continuance of Trust for Winding Up.  After the termination of the Plan Trust and solely for the purpose of liquidating and winding up the affairs of the Plan Trust, the Trustees shall continue to act as such until their duties have been fully performed. At such time, to the extent that any funds remain in the Plan Trust that were provided to the Trustees by LBHI to cover trust expenses, such funds shall be transferred to LBHI in accordance with the Plan. Upon distribution of all assets of the Plan, which shall not include a distribution of the Plan Trust Stock to the Beneficiaries, the Trustees shall retain the books, beneficiary lists, registers, records and files which shall have been delivered to or created by the Trustees. At the Trustees’

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discretion, all of such records and documents may be destroyed in accordance with Section 3.3. Except as otherwise specifically provided herein, upon the distribution of all assets of the Plan Trust, the Trustee shall have no further duties or obligations hereunder except the obligations under Section 3.3 hereof.

ARTICLE VIII

AMENDMENT AND WAIVER

8.1        Amendment and Waiver.  Any provision of this Trust Agreement may be amended or waived by the affirmative vote of two-thirds of the Trustees, upon notice to the Beneficiaries. Notwithstanding this Section 8.1, any waiver or amendments to this Trust Agreement shall not: (i) be inconsistent with the purpose and intention of the Plan Trust to liquidate in an expeditious but orderly manner the assets of the Plan Trust in accordance with Treasury Regulation Section 301.7701-4(d); (ii) be inconsistent with the purposes of the Plan and the Confirmation order, (iii) permit any distribution or other transfer by the Plan Trust of the Plan Trust Stock; (iv) permit any transfer of the Interests other than in accordance with Section 2.2 hereof; or (v) permit any amendment or waiver of this Section 8.1. Additionally, no change may be made to this Trust Agreement that would be inconsistent with the purpose and intention of the Plan Trust as specified herein and in the Plan, adversely affect the distributions to be made under this Trust Agreement to any of the Beneficiaries, adversely affect the U.S. federal income tax status of the Plan Trust as a “liquidating trust” or adversely affect the rights of the Creditors’ Committee or this Trust Agreement.

ARTICLE IX

MISCELLANEOUS PROVISIONS

9.1        Intention of Parties to Establish Plan Trust.  This Trust Agreement is intended to create a liquidating trust for federal income tax purposes and, to the extent provided by law, shall be governed and construed in all respects as such a trust and any ambiguity herein shall be construed consistent herewith and, if necessary, this Trust Agreement may be amended to comply with such federal income tax laws, which amendments may apply retroactively.

9.2        Governing Law; Submission to Jurisdiction; Consent to Service of Process.  This Trust Agreement shall be governed and construed in accordance with the laws of the State of New York, without giving effect to rules governing the conflict of laws. Without limiting any party’s right to appeal any order of the Court, (i) the Court shall retain exclusive jurisdiction to enforce the terms of this Trust Agreement and to decide any claims or disputes which may arise or result from, or be connected with, this Trust Agreement, any breach or default hereunder, or the transactions contemplated hereby, and (ii) any and all proceedings related to the foregoing shall be filed and maintained only in the Court and the parties hereby consent to and submit to the jurisdiction and venue of the Court and shall receive notices at such locations as indicated in Section 9.4 hereof; provided, however, that if the Chapter 11 Cases have closed or if the Court refuses to exercise its jurisdiction (including in respect of any provision herein which refers to the Court), the parties agree to unconditionally and irrevocably submit to the exclusive jurisdiction of the United States District Court for the Southern District of New York sitting in

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New York County or the Commercial Division, Civil Branch of the Supreme Court of the State of New York sitting in New York County and any appellate court from any thereof, for the resolution of any such claim or dispute. The parties hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute. Each of the parties hereto agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each of the parties hereto hereby consents to process being served by any party to this Trust Agreement in any suit, action or proceeding by delivery of a copy thereof in accordance with the provisions of Section 9.4.

9.3        Severability.  If any provision of this Trust Agreement or the application thereof to any Person or circumstance shall be finally determined by a court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Trust Agreement, or the application of such provision to Persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and such provision of this Trust Agreement shall be valid and enforced to the fullest extent permitted by law.

9.4        Notices.  Any notice or other communication hereunder shall be in writing and shall be deemed to have been sufficiently given, for all purposes, if personally delivered or sent by mail, postage prepaid, or by facsimile addressed to the person for whom such notice is intended as follows (or such other address as may be designated by notice given in accordance with this Section 9.4):

    (a)        If to a Trustee, to the address and facsimile number set forth opposite such Trustee’s name on Schedule 9.4 hereto, with copies to any other Person with its name, address and facsimile number set forth opposite such Trustee’s name.

    (b)        If to a Debtor, to the address and facsimile number set forth opposite such Debtor’s name on Schedule 9.4 hereto, with copies to any other Person with its name, address and facsimile number set forth opposite such Debtor’s name.

    (c)        If to a Beneficiary, to the name and address set forth on the registry maintained by, or at the direction of, the Trustees.

9.5        Headings.  The section headings contained in this Trust Agreement are solely for convenience of reference and shall not affect the meaning or interpretation of this Trust Agreement or of any term or provision hereof.

9.6        Certain Defined Term.  For purposes of this Trust Agreement, the following term shall have the meanings set forth in this Section 9.6:

     “Person” means any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental Unit or other entity.

[The remainder of this page is left blank intentionally.]

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IN WITNESS WHEREOF, the parties hereto have either executed and acknowledged this Trust Agreement, or caused it to be executed and acknowledged on their behalf by their duly authorized officers all as of the date first above written.

LEHMAN BROTHERS HOLDINGS INC.

By:
Name:
Title:

RUTGER SCHIMMELPENNINCK, solely in his capacity as co-bankruptcy trustee (curatoren) for Lehman Brothers Treasury Co. B.V.

Title:

DR. MICHAEL C. FREGE, solely in his capacity as insolvency administrator (Insolvenzverwalter) of Lehman Brothers Bankhaus AG

Title:

JOHN SUCKOW, solely in his capacity as President of LBHI and designee of LBHI

Title:

[SIGNATURE PAGE TO THE PLAN TRUST AGREEMENT]

JULIE BECKER of Wilmington Trust, N.A., solely in her capacity as a co-chairperson and Member of the Creditors’ Committee

Title:

NOEL P. PURCELL of Mizuho Corporate Bank, Ltd., solely in his capacity as a co-chairperson and member of the Creditors’ Committee

Title:

THOMAS A. TORMEY of Goldman Sachs & Co., solely in his capacity as the designee of the Opco Plan Proponents that are PSA Creditors

Title:

CHRISTIAN WYATT of Fir Tree Partners, solely in his capacity as member and the designee of the group of creditors generally known as the Ad Hoc Group of Lehman Brothers Creditors that are PSA Creditors

Title:

[SIGNATURE PAGE TO THE PLAN TRUST AGREEMENT]

MICHAEL F. DEMICHELE of The Baupost Group, L.L.C., solely in his capacity as the designee of certain PSA Creditors

Title:

ROBERT P. RYAN, of Elliott Management, solely in his capacity as the designee of certain PSA Creditors

Title:

[SIGNATURE PAGE TO THE PLAN TRUST AGREEMENT]

SCHEDULE 9.4

NOTIFICATION INFORMATION OF LBHI AND THE TRUSTEES

Lehman Brothers Holdings Inc.	Address: [—] Attn: Plan Administrator Fax:

TRUSTEES:

Rutger Schimmelpenninck	Address: Fax:
Dr. Michael C. Frege	Address: Fax:
John Suckow	Address: Fax:
Julie Becker	Address: Fax:
Noel P. Purcell	Address: Fax:
Thomas A. Tormey	Address: Fax:
Christian Wyatt	Address: Fax:
Michael F. DeMichele	Address: Fax:

Robert P. Ryan	Address: Fax:

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EXHIBIT 4

FORM OF DEBTOR ALLOCATION AGREEMENT

DEBTOR ALLOCATION AGREEMENT

This agreement (the “Debtor Allocation Agreement”) is entered into as of [  ], 2011, by and among the Debtors1 and certain of their affiliated Non-Debtors2 (collectively, the “Parties” and each a “Party”).

Recitals

A.        On September 15, 2008 or on various dates thereafter (the “Commencement Date”), each of the Debtors commenced a voluntary case under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”), which, together, are being jointly administered under Case Number 08-13555 (JMP) (the “Chapter 11 Cases”).

B.        On September 1, 2011, the Debtors filed with the Bankruptcy Court the Third Amended Joint Chapter 11 Plan of Lehman Brothers Holdings Inc. and its Affiliated Debtors (as it may be further amended or modified, the “Plan”).

C.        The Parties have agreed that it is appropriate to enter into this Debtor Allocation Agreement with respect to the rights and obligations not otherwise set forth in the Plan for the expenses of administration of the Parties’ assets (including the fees and expenses of the indenture trustees and members of the Creditor’s Committee Allowed pursuant to Section 6.7 of the Plan), the costs and benefits of Jointly Owned Litigation Claims (as that term is defined in

1    As used herein, “Debtors” refers to Lehman Brothers Holdings Inc. (“LBHI”); Lehman Brothers Special Financing Inc.; Lehman Commercial Paper Inc.; Lehman Brothers Commercial Corporation; Lehman Brothers Financial Products Inc.; Lehman Brothers OTC Derivatives Inc.; Lehman Brothers Derivative Products Inc.; Lehman Brothers Commodity Services Inc.; Lehman Scottish Finance L.P.; CES Aviation LLC; CES Aviation V LLC; CES Aviation IX LLC; East Dover Limited; Luxembourg Residential Properties Loan Finance S.a.r.l; BNC Mortgage LLC; Structured Asset Securities Corporation; LB Rose Ranch LLC; LB 2080 Kalakaua Owners LLC; Merit LLC; LB Somerset LLC; LB Preferred Somerset LLC; LB 745 LLC; and PAMI Statler Arms LLC.

2  As used herein, “Non-Debtors” refers to the non-Debtor parties that are signatories hereto.

the Plan), and commonly held tax benefits and obligations (including those tax benefits and obligations to be allocated pursuant to an order of the Bankruptcy Court, dated May 18, 2011).

Agreement

1)	Definitions. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Plan.

2)	Expenses of Administration of the Parties’ Assets and Liabilities.

a)

The expenses of the administration of the Parties’ assets and liabilities shall be allocated by the Plan Administrator pursuant to one or more agreements that are effectuated subsequent to the Effective Date and that are approved by the respective boards of directors or managers of the relevant Parties.

b)	LBSF shall have an Administrative Expense Claim against LBHI in the amount of $300 million, which shall be Allowed and satisfied in accordance with Section 6.3 of the Plan.

3)

Costs and Benefits of Jointly Owned Litigation Claims.  The costs and benefits of Jointly Owned Litigation Claims shall be allocated by the Plan Administrator pursuant to one or more agreements that are effectuated subsequent to the Effective Date and that are approved by the respective boards of directors or managers of the relevant Parties.

4)

Commonly Held Tax Benefits and Obligations.    The following comprise the agreements in principle among the Parties relating to their respective rights and obligations with respect to the allocation of any tax liabilities, refunds or readjustments for periods prior to, during and after the Effective Date, and shall be binding on the Parties, subject to any future amendments.[3]

3            Notwithstanding anything to the contrary herein, (i) Aurora Bank F.S.B. and Woodlands Commercial Bank and their respective Subsidiaries, which have separate tax allocation agreements, shall not be bound by or have the benefit of this Paragraph 4, and (ii) the term “Parties” as used in this Paragraph 4 shall not include any Party that is a foreign entity. The term “Controlled Subsidiary” wherever used within this Paragraph 4 shall mean any non-Party

2

a)	Tax Liabilities and Readjustments for Pre-2009 Taxable Years – Group Taxes.

i)

Handling of Audits and Other Tax Proceedings.  The Parties acknowledge and agree that LBHI is, and shall continue to be, authorized to undertake any and all actions that are within the scope of LBHI’s authority under applicable Treasury Regulations or state or local law, as the common parent of the tax filing group, in connection with any audit, examination or other tax proceeding involving taxes filed on a group basis.

ii)

Allocation of Tax Liabilities and Compensation for Use of Other Member Tax Benefits.  For pre-2009 taxable years, LBHI shall calculate the amount payable (or for which a Claim would otherwise be Allowed, as provided in Paragraph 4(a)(ii)(2) and (3) below) by or to a Party or a Controlled Subsidiary with respect to any group tax liability, and the use of one member’s income against another member’s losses, credits or other tax benefits, as follows:

(1)	Computation of Tentative Separate Company Tax Liability.

(a)

LBHI has computed, and shall continue to compute (or recompute, in the event of subsequent adjustments, such as due to an amended return, a subsequent audit, an Allowed Claim filed by a taxing authority or otherwise), each member’s “Tentative Separate Company Tax Liability.”

(i)

As to each group tax (inclusive of interest and penalties), a member’s “Tentative Separate Company Tax Liability” shall be equal to the amount that would have been payable (if payment was not impaired by the Debtors’ bankruptcy cases or otherwise) by the member to LBHI based on historic tax sharing principles utilized by LBHI with respect to the allocation of group tax liabilities and applicable consolidated return regulations (including, without limitation, the application and absorption of any consolidated net operating loss, capital loss, or credit carried back or forwards consistent with the principles of Treasury Regulation Section 1.1502-79, and payment for the use of another member’s tax benefits).

(ii)

In connection with the reallocation and redetermination of a member’s liability resulting from the New York State tax settlement approved by the Bankruptcy Court on May 18, 2011, and any other settlement of a group tax, LBHI shall, to the extent that issues were resolved on a collective group and not individual entity basis, equitably determine each member’s Tentative Separate Company Tax Liability with respect to such group taxes, taking into account (in the case of the New York State settlement) the manner in which any comparable issue was resolved for New York City tax purposes.

domestic direct or indirect subsidiary of a Party that is part of LBHI’s federal consolidated tax group or as to which a Party has at least 50% direct or indirect control (excluding, however, LBI, Lehman Re Ltd., and Townsend Analytics Ltd.; it being understood that such companies may still be members of an applicable tax filing group for computational purposes).

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(b)

In a similar manner to that described in subsection (a) above, LBHI has computed, and shall continue to compute (and as applicable, recompute), the amount that would have been payable to a member whose tax benefits were used to offset the income of other members of the group (herein referred to as a member’s “Tentative Separate Company Tax Receivable”).

(2)

Payment of Allowed Priority and Administrative Claims for Group Taxes.  Each Debtor against whom a taxing authority has an Allowed Priority Tax Claim or an Allowed Administrative Expense Claim for a group tax liability for any taxable year, and each non-Debtor Controlled Subsidiary, shall pay over to LBHI as agent (in installments, if applicable) its allocable portion of the outstanding tax liability for such taxable year prior to the due date(s) of such liability, and in turn, LBHI shall pay the collective amount over to the taxing authority. For this purpose, a member’s allocable portion of such outstanding tax liability shall be equal to the ratio that (A) the increase in such member’s Tentative Separate Company Tax Liability for the year (resulting from the adjustments giving rise to the additional group liability) bears to (B) the aggregate increase in the Tentative Separate Company Tax Liability of all members for the year (resulting from such adjustments); provided, however, that LBHI shall adjust such allocation as appropriate to take into account any special limitations on the ability of losses or credits to offset certain types of income.

(3)	Affiliate Claim and Payment of Remaining Amounts.

(a)

LBHI shall have an additional Allowed Affiliate Claim, payable in accordance with the Plan, against each Debtor in the amount by which its Tentative Separate Company Tax Liability exceeds the sum of (x) the amount payable by the Debtor under Paragraph 4(a)(ii)(2) above and (y) any amounts payable already reflected in an Allowed Affiliate Claim of LBHI, or otherwise previously paid to LBHI, with respect to such tax liability. In the case of a non-Debtor Controlled Subsidiary, such entity shall promptly pay to LBHI the amount by which its Tentative Separate Company Tax Liability exceeds the sum of (x) the amount payable by the Debtor under Paragraph 4(a)(ii)(2) above and (y) any amounts payable already reflected in an intercompany account, or previously paid to LBHI, with respect to such tax liability.

(b)

In the case of a Party or Controlled Subsidiary that has a Tentative Separate Company Tax Receivable, such Party or Controlled Subsidiary shall have an Allowed Affiliate Claim against LBHI in the amount by which (x) its Tentative Separate Company Tax Receivable exceeds (y) any amounts receivable already reflected in an Allowed Affiliate Claim against LBHI, or otherwise previously paid by LBHI, with respect to such Tentative Separate Company Tax Receivable.

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iii)	Allocation of Cash Tax Refunds.

(1)

Any Cash tax refunds (including any interest received, net of any taxes incurred by LBHI with respect to the receipt of the refund) shall be allocated by LBHI among the Parties and their Controlled Subsidiaries based on (i) the decrease in such member’s Tentative Separate Company Tax Liability (expressed as an absolute number) or the increase in such member’s Tentative Separate Company Tax Receivable, as applicable, resulting from the adjustments giving rise to the tax refund relative to (ii) the sum of the individual decreases in the Tentative Separate Company Tax Liability of all members resulting from such adjustments (expressed as a positive number) and the individual increases in the Tentative Separate Company Tax Receivable of all members resulting from such adjustments; provided, however, that LBHI shall adjust such allocation as appropriate to take into account any special limitations on the ability of losses or credits to offset certain types of income.

(2)	As soon as practicable following the receipt of the tax refunds, LBHI shall pay such to each Party and Controlled Subsidiary its allocable portion of such tax refund.

iv)

Non-Payment of Allocated Tax Liability.    In the event any member of the group (including LBI) does not pay its allocable portion of any Allowed Claim for a group tax liability, whether or not required to pay under this Debtor Allocation Agreement, such liability shall (i) in the case of a non-Debtor Subsidiary (other than LBI and other non-Controlled Subsidiaries), be borne by the Debtor that owns (directly or indirectly, but disregarding any indirect ownership through another Debtor) the stock of such Controlled Subsidiary, and (ii) in all other cases (including any liability unable to be satisfied in accordance with the preceding clause), be borne by the other Debtors that are members of the applicable tax group in accordance with each such Debtor’s “Net Distributable Assets” relative to all such Debtors, as reflected in Exhibit 4 to the Disclosure Statement; provided, however, that no member shall be liable under clause (ii) for a liability for which the Debtor did not have joint or several liability under an Allowed Claim.

b)	Filing of Group Returns: Taxable Years 2009 and After.

i)

Consent to File.  The Parties acknowledge and agree to continue to join in the filing of federal consolidated income tax returns (a “Consolidated Return”) for taxable periods ending after the Effective Date, and to cause all Controlled Subsidiaries to consent, to the extent necessary, in the filing of Consolidated Returns throughout the remainder of the liquidation of the Debtors pursuant to the Plan, absent an amendment to or termination of this Debtor Allocation Agreement.

ii)

Preparation of Returns.    LBHI shall prepare and file all required Consolidated Returns and such applications for extension of time to file such Consolidated Returns. The Parties agree, and shall cause their Controlled Subsidiaries to agree, that LBHI shall be authorized to undertake any and all actions that are within the scope of

5

LBHI’s authority under applicable Treasury Regulations as the common parent of the consolidated group.

iii)

Allocation of Tax Liabilities and Compensation for Use of Other Member Tax Benefits.  LBHI shall allocate the federal consolidated tax liability for each taxable year ending after 2008 among the members and determine amounts payable to or by a member with respect to the use of one member’s income against another member’s losses, credits or other tax benefits as follows:

(1)

Subject to subsection (2) below, the consolidated tax liability shall be allocated, and members will be compensated for use of their tax benefits and other members charged for the use of such tax benefits, on the basis of the historic tax sharing principles utilized by LBHI with respect to the allocation of group tax liabilities and applicable consolidated return regulations (including, without limitation, the application and absorption of any consolidated net operating loss, capital loss, or credit carried back or forwards consistent with the principles of Treasury Regulation Section 1.1502-79). Accordingly, even if the consolidated group has no taxable income on a group basis, a member that has net income will be required to make a tax payment in compensation for use of another member’s losses. All tax payments shall be made to LBHI, and LBHI shall make all compensating payments to the loss member.

(2)

With respect to taxable years ending after the Effective Date, a member whose net income is offset by another member’s losses shall only be required to make a tax payment equal to 1/3rd of the amount that would otherwise be due in respect of the use of such losses under subsection (1), and shall only be required to make additional tax payment(s) for the remainder if and when such losses would have been used by the loss member; and the loss member shall only be compensated for the use of its losses on a similar 1/3- 2/3 basis.

(3)

If a consolidated tax liability is adjusted for any taxable period, whether such adjustment is by means of an amended return, claim for refund, examination by the IRS reduced to settlement or otherwise determined, or otherwise, the calculations made under this Paragraph shall be recomputed by giving effect to such adjustments, and true-up payments shall be made as appropriate. Any interest and/or penalty not specifically allocated to a particular member by the IRS may be allocated to a member upon such basis as LBHI deems just and proper in view of all applicable circumstances.

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c)

State and Local Group Taxes.    To the extent two or more Parties or Controlled Subsidiaries join (or are required to join) together in the filing of a group return for state or local tax purposes for taxable periods ending after the Effective Date, any taxes, refunds and adjustments shall be allocated among the members in accordance with the principles within this Article. In the event that a Party other than LBHI is the common parent of a state or local tax filing group, the provisions of this Paragraph 4(c) shall apply in accordance with the principles of this Article, substituting such Party for LBHI.

d)

Reservation of Rights.  Nothing herein shall prejudice or enhance any right that a Party may have to setoff or recoup an amount it owes to another Party against an amount it is owed by such Party, whether pursuant to this Debtor Allocation Agreement or otherwise.

e)

Cooperation; Record Retention.  The Parties shall each cooperate fully (and each shall cause its respective Controlled Subsidiaries to cooperate fully) with all reasonable requests from another Party in connection with the preparation and filing of returns (including any schedules, consents, elections, information statements or claims for refunds), tax proceedings, and calculations of amounts required to be paid pursuant to this Debtor Allocation Agreement, in each case, related or attributable to or arising in connection with taxes of any of the Parties or their respective Controlled Subsidiaries covered by this Debtor Allocation Agreement and the establishment of any reserve required in connection with any financial reporting. In furtherance thereof, the Parties shall (i) make available, and shall cause all Controlled Subsidiaries to make available, to LBHI all materials (including, without limitation, all books and records, accounting information, financial statements, returns, supporting schedules, work papers, correspondence, and other documents) relating to the group returns as to which this Paragraph is applicable during regular business hours, and (ii) retain, and shall cause all controlled Subsidiaries to retain, all returns, schedules and workpapers, and all material records or other documents relating thereto in their possession, until sixty (60) days after the expiration of the applicable statute of limitations (including any waivers or extensions thereof) of the taxable periods to which such returns and other documents relate or until the expiration of any additional period that any Party reasonably requests, in writing, with respect to specific material records or documents. Any Party or Controlled Subsidiary intending to destroy any such material records or documents after such period shall provide LBHI with reasonable advance notice and the opportunity to copy or take possession of such records and documents.

f)

Standard of Care; Limited Warranty.  LBHI shall perform all duties to be performed by it under this Paragraph 4 with a degree of skill, diligence and prudence with which LBHI and its personnel have performed such services for the LBHI consolidated group subsequent to September 15, 2008 and prior to the Effective Date and shall be of substantially equivalent quality. THE PRECEDING IS THE ONLY WARRANTY CONCERNING THE DUTIES TO BE PERFORMED BY LBHI UNDER THIS DEBTOR ALLOCATION AGREEMENT AND ANY RESULTS, WORK PRODUCT OR PRODUCTS RELATED THERETO, AND IS MADE EXPRESSLY IN LIEU OF ALL OTHER WARRANTIES AND REPRESENTATIONS EXPRESSED OR IMPLIED.

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5)	General Provisions.

a)	Effectiveness. Pursuant to section 6.3 of the Plan, this Debtor Allocation Agreement shall become effective on the Effective Date.

b)

Successors and Assigns.  This Debtor Allocation Agreement shall bind and inure to the benefit of the respective successors and assigns of the Parties, but no assignment shall relieve any Party’s obligations hereunder without the written consent of the other Parties, which shall not be unreasonably withheld.

c)

Entire Understanding; Amendment.  This Debtor Allocation Agreement contains the entire understanding of the Parties with respect to the subject matter contained herein. This Agreement may not be amended without the written consent of each of the affected Parties. The Parties recognize and acknowledge their intention to enter into additional agreements as contemplated by this Debtor Allocation Agreement.

d)

Governing Law; Exclusive Jurisdiction.  The validity, interpretation, and performance of this Debtor Allocation Agreement shall be controlled and construed under the laws of the State of New York. The Parties agree that, without limiting any Party’s right to appeal to final decision, the appropriate and exclusive forum for resolving any disputes between the Parties arising out of this Debtor Allocation Agreement shall be the Bankruptcy Court, or, if such court will not hear any such suit, the United States District Court for the Southern District of New York, and, the Parties hereto irrevocably consent to the exclusive jurisdiction of such courts, and agree to comply with all requirements necessary to give such courts jurisdiction.

e)	Notice. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given: (a) upon personal delivery to

8

the Party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next day that is none of a Saturday, Sunday, United States federal holiday, a New York state holiday (each a “Business Day”), (c) three days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one Business Day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent:

To any Party at:

1271 Avenue of the Americas, 39th Floor

New York, New York 10020U.S.A.

Attn: Plan Administrator

Facsimile: (646) 834-0874

With a copy (which shall not constitute notice) to:

Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, New York 10153

U.S.A.

Attn: Lori R. Fife, Esq.

Facsimile: (212) 310-8007

f)

Counterparts.    This Debtor Allocation Agreement may be executed in multiple counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument, and it shall constitute sufficient proof of this Debtor Allocation Agreement to present any copy, copies, or facsimiles signed by the Parties.

g)	Termination. This Debtor Allocation Agreement will terminate upon the earlier of the dissolution of all the Parties, or the mutual written agreement of the Parties.

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IN WITNESS WHEREOF, the Parties hereto have duly executed this Debtor Allocation Agreement as of the date indicated below.

10

EXHIBIT 5

COPIES OF SETTLEMENT AGREEMENTS AMONG DEBTORS AND

NON-CONTROLLED AFFILIATES PURSUANT TO

SECTION 6.5(b)(vi) OF THE PLAN

EXHIBIT 5

PART A – AGREEMENT AMONG DEBTORS, LEHMAN BROTHERS

INVESTMENT MANAGEMENT, AND LBSN

Execution Version

SETTLEMENT AGREEMENT

This Settlement Agreement (the “Agreement”) is made and entered into as of October 19, 2011 (the “Execution Date”), by and among the Debtors1 and Lehman Brothers Investment Management Company Ltd. (“LBIM”, together with the Debtors, “Lehman US”), on the one hand, and Michiel R.B. Gorsira and Robert F. van Beemen, in their capacity as bankruptcy trustees (curatoren) (the “LBSN Trustees”) of Lehman Brothers Securities N.V. (such estate and corporate entity collectively, “LBSN”), on the other hand. Lehman US and the LBSN Trustees shall each be referred to individually as a “Party” and collectively as the “Parties”. For the avoidance of doubt, whenever LBSN is required hereunder to take any actions or assume any obligations, the LBSN Trustees shall cause LBSN to take such actions or assume such obligations.

RECITALS

WHEREAS, on September 15, 2008 and on various dates thereafter, each of the Debtors commenced a voluntary case under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”), which cases are being jointly administered under Case Number 08-13555 (JMP) (the “Chapter 11 Cases” and each a “Chapter 11 Case”);

WHEREAS, on January 30, 2009 the Court of First Instance of the Netherlands Antilles, venue Curacao (the “Curacao Court”), adjudicated bankrupt (in staat van faillissement) the limited liability company LBSN seated in Curacao, appointing Ms. A.M.P. Geelhoed as supervising judge in charge of the bankruptcy and Michiel R.B. Gorsira as bankruptcy trustee (curator) for LBSN. On October 11, 2010 the Curacao Court appointed Mr. A.J. Beukenhorst as the new supervisory judge in charge of the bankruptcy. On May 24, 2011, the Curacao Court appointed Robert F. van Beemen as bankruptcy trustee (curator);

WHEREAS, the LBSN Trustees have, on behalf of LBSN, filed the proofs of claim listed on Schedule A attached hereto against certain Debtors (collectively, the “Proofs of Claim”) for amounts that the LBSN Trustees assert are due and owing to LBSN;

WHEREAS, Lehman US has asserted amounts due and owing from LBSN (the “Liquidation Claims”);

WHEREAS, LBSN issued warrants and certificates (the “LBSN Securities”) pursuant to Lehman’s Warrant and Certificate program;

WHEREAS, holders of LBSN Securities (the “LBSN Security Holders”) have filed proofs of claim against LBHI based upon an asserted guarantee that runs in favor of LBSN Security Holders (the “LBSN Security Holder Claims”);

1            As used herein, the “Debtors” means Lehman Brothers Holdings Inc. (“LBHI”); Lehman Brothers Special Financing Inc. (“LBSF”); Lehman Commercial Paper Inc.; Lehman Brothers Commercial Corporation (“LBCC”); Lehman Brothers Financial Products Inc.; Lehman Brothers OTC Derivatives Inc. (“LOTC”); Lehman Brothers Derivative Products Inc.; Lehman Brothers Commodity Services Inc.; Lehman Scottish Finance L.P.; CES Aviation LLC; CES Aviation V LLC; CES Aviation IX LLC; East Dover Limited; Luxembourg Residential Properties Loan Finance S.a.r.l; BNC Mortgage LLC; Structured Asset Securities Corporation; LB Rose Ranch LLC; LB 2080 Kalakaua Owners LLC; Merit LLC; LB Somerset LLC; LB Preferred Somerset LLC; LB 745 LLC; PAMI Statler Arms LLC.

WHEREAS, the Parties are desirous of resolving potential disputes and all other outstanding issues between the Parties and avoiding extensive and expensive litigation;

WHEREAS, on September 1, 2011, the Debtors filed the Third Amended Joint Chapter 11 Plan of Lehman Brothers Holdings Inc. and its Affiliated Debtors [Docket No. 19627] (the “Plan”) and the Debtors’ Disclosure Statement for the Plan [Docket No. 19629] (the “Disclosure Statement”); and

WHEREAS, each of the Debtors, either individually or jointly, will file an amendment, modification and/or supplement to the Plan that will incorporate the terms and conditions of this Agreement (the “Amended Plan”);

WHEREAS, the LBSN Trustees have executed this Agreement subject to the approval by the Supervisory Judge and to the extent applicable, hereof, by a Final Order in the LBSN Case (as defined below);

NOW, THEREFORE, in consideration of the recitals stated above, the agreements, promises and warranties set forth below and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.	Definitions

Except as otherwise specified herein or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Agreement.

“Affiliate” shall have the meaning set forth in section 101(2) of the Bankruptcy Code.

“Agreement” has the meaning ascribed to it in the Preamble.

“Allowed LBSN Claims” has the meaning ascribed to it in Section 2.1(b).

“Allowed LBSN Intercompany Loan Claim” has the meaning ascribed to it in Section 2.1(a).

“Allowed US Claims” has the meaning ascribed to it in Section 2.2(a).

“Alternative Plan” means a chapter 11 plan or plans, proposed by parties other than the Debtors.

“Amended Disclosure Statement” means the Disclosure Statement, as amended, modified and/or supplemented to incorporate the terms of the Amended Plan.

“Amended Plan” has the meaning ascribed to it in the Recitals.

“Bankruptcy Code” has the meaning ascribed to it in the Recitals.

“Bankruptcy Court” has the meaning ascribed to it in the Recitals.

“Business Day” means any day on which commercial banks in both New York, New York and Curacao are open for business.

“Chapter 11 Case” has the meaning ascribed to it in the Recitals.

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“Confirmation Order” means an order of the Bankruptcy Court (i) confirming the Amended Plan pursuant to section 1129 of the Bankruptcy Code; (ii) approving, pursuant to Rule 9019 of the Federal Rules of Bankruptcy Procedure and applicable provisions of the Bankruptcy Code, the terms of this Agreement; and (iii) authorizing the Debtors to take all necessary corporate actions to consummate the transactions contemplated by this Agreement.

“Disclosure Statement” has the meaning ascribed to it in the Recitals.

“Effective Date” means the date that the Amended Plan becomes effective as provided for therein.

“Execution Date” has the meaning ascribed to it in the Preamble.

“Final Order” means, with respect to any proceeding in either Curacao or the United States, an order entered in such proceeding as to which the time to appeal or seek other review has expired or which remains in full force and effect after all appeals or other review have been taken.

“LBIE” means Lehman Brothers International (Europe).

“LBIE Omnibus Claim” shall have the meaning ascribed in Section 2.1(c).

“LBSN” has the meaning ascribed to it in the Preamble.

“LBSN Avoidance Actions” means all avoidance actions and causes of action against Lehman US pursuant to Sections 38 through 43 of the Curacao Bankruptcy Decree 1931 and Sections 3:45 through 3:48 of the Curacao Civil Code.

“LBSN Case” means the bankruptcy case of LBSN that was commenced on January 30, 2009 by the Curacao Court.

“LBSN Security Holder Claims” has the meaning ascribed to it in the Recitals.

“LBSN Security Holders” has the meaning ascribed to it in the Recitals.

“LBSN Securities” has the meaning ascribed to it in the Recitals.

“LBT Notes” means the notes issued by Lehman Brothers Treasury Co., B.V.

“Liquidation Claims” has the meaning ascribed to it in the Recitals.

“Parties” has the meaning ascribed to it in the Preamble.

“Party” has the meaning ascribed to it in the Preamble.

“Plan” has the meaning ascribed to it in the Recitals.

“Plan Administrator” has the meaning ascribed to it in the Amended Plan.

“Proofs of Claim” has the meaning ascribed to it in the Recitals.

“Structured Securities Valuation Methodologies” means the methodologies annexed as Exhibit 11 to the Disclosure Statement for the valuation of Structured Securities Claims (as defined in the Plan).

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“Supervisory Judge” means the judge presiding in the LBSN Case.

“US Avoidance Actions” means all actions under chapter 5 of the Bankruptcy Code or similar actions under applicable state law.

2.	Settlement of Claims.

2.1.

The LBSN Proofs of Claim.

(a)

LBSN Intercompany Claim Against LBHI.    LBSN will have an allowed, senior, non-priority, non-subordinated general unsecured claim against LBHI in LBHI Class 4A of the Plan in a net amount equal to $5,174,453,117 in respect of proof of claim number 58649 (the “Allowed LBSN Intercompany Loan Claim”). The Allowed LBSN Intercompany Loan Claim is a net claim after the set off of LBHI’s allowed claim against LBSN in the amount of $875,998,350.79.

(b)

Other Direct Claims Against Debtors.    LBSN will have (i) an allowed, non-priority, non-senior, non-subordinated general unsecured claim against LBSF in LBSF Class 5C of the Plan in a net amount equal to $74,774,703; and (ii) an allowed, non-priority, non-senior, non-subordinated general unsecured claim against LBCC in LBCC Class 5C of the Plan in a net amount equal to $1,289,919 (such claims, together with the Allowed LBSN Intercompany Loan Claim, the “Allowed LBSN Claims”).

(c)

Other than the Allowed LBSN Claims, all other claims or receivables asserted or held by LBSN against the Debtors will be deemed fully and forever expunged, extinguished, disallowed and released; provided, however, that to the extent LBSN holds a beneficial interest in proof of claim number 62786 asserted by LBIE against LBHI on account of LBT Notes (the “LBIE Omnibus Claim”), LBSN does not hereby waive or release its rights to receive any distributions or consideration that may be payable by LBHI on account of the LBIE Omnibus Claim; provided further that, LBSN agrees not to contest, object to or otherwise oppose the employment of the Structured Securities Valuation Methodologies, provided, further that, LBSN reserves the right to contest, object to or otherwise oppose the manner in which those Structured Securities Valuation Methodologies are applied to those LBT Notes in which it asserts an interest.

(d)

The Allowed LBSN Claims as set forth in Sections 2.1(a) and 2.1(b) shall not be subject to any objections or defenses, whether by way of netting, set off, recoupment, counterclaim or otherwise, or any claim under section 510 of the Bankruptcy Code or otherwise which would have the effect of subordinating such claims to the claims of other general unsecured creditors; and to the extent that the Debtors now have or become legally entitled to be subrogated to the rights of any creditor of LBSN, the Debtors agree not to assert any right as subrogee of such creditor against LBSN, to the extent such right is permitted by applicable law; provided that if any party objects to the Allowed US Claims, until such time as the Allowed US Claims are determined by the Curacao Court or otherwise settled in a manner acceptable to the Parties, the Debtors shall be entitled to withhold (but will separately reserve) an amount from distributions that would otherwise be made under the Amended Plan in respect of the Allowed LBSN Claims that is equal to the amount of distributions that would otherwise be made with respect to the Allowed US Claims that are the subject of an objection provided further that upon resolution of an objection to the Allowed US Claims (whether by determination or dismissal by the Curacao Court or agreement among the parties), any funds held in reserve as a result of the foregoing provision shall be distributed to the LBSN Trustees who shall distribute such amounts to admitted creditors in the LBSN Case.

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(e)

Plan Exceptions for LBSN.    Sections 8.10, 8.14, 8.15, and 13.8 (to the extent Section 13.8 seeks to preserve the Debtors’ rights to Causes of Action (as defined in the Plan) that are released under this Agreement) of the Plan shall not apply to LBSN or to the Allowed LBSN Claims.

2.2.	Lehman US’s Liquidation Claims

(a)	Claims Against LBSN.

(1)

LOTC will have an allowed, non-priority, non-senior, non-subordinated general unsecured claim against LBSN in an amount equal to $5,081 (the “Allowed LOTC Claim”).

(2)

LBIM will have an allowed, non-priority, non-senior, non-subordinated general unsecured claim against LBSN in an amount equal to $106,634 (the “Allowed LBIM Claim,” together with the Allowed LOTC Claim, the “Allowed US Claims”).

(b)

Other than the Allowed US Claims, all other claims or receivables asserted or held by Lehman US against LBSN will be deemed fully and forever expunged, extinguished, disallowed and released.

(c)

The Allowed US Claims as set forth in Section 2.2(a) shall not be subject to further objections or defenses by the LBSN Trustees, whether by way of netting, set off, recoupment, counterclaim or otherwise, or any other claim which would have the effect of subordinating such claims to the claims of other unsecured creditors; and to the extent that LBSN now has or becomes legally entitled to be subrogated to the rights of any creditor of Lehman US, the LBSN Trustees agree not to assert any right as subrogee of such creditor against Lehman US, to the extent such right is permitted by applicable law.

2.3.

Claims Register.    In order to reflect the entry into this Agreement, upon the Effective Date, the Parties hereto acknowledge and agree that (i) the Proofs of Claim and the Allowed US Claims shall be deemed amended to the extent necessary to reflect the terms of the settlement reached in this Agreement and/or to reflect the reconciliation of such claims that has been ongoing amongst the Parties and (ii) they shall execute and submit joint instructions to Epiq Bankruptcy Solutions, LLC requesting that the claims register in the Chapter 11 Cases be amended to reflect (i) the allowance of proof of claim number 58649 in the amount of $5,174,453,117.00, (ii) the allowance of proof of claim number 58609 in the amount of $74,774.703, (iii) the allowance of proof of claim number 58651 in the amount of $1,289,919.00 and (iv) the disallowance of the remaining Proofs of Claim on Schedule A of this Agreement.

3.	Amended Plan and Related Support.

(a)	Lehman US’s Obligations.

(1) Within a reasonable period of time following the Execution Date, the Debtors will (i) file the Amended Plan to incorporate this Agreement and (ii) prosecute the Amended Plan and seek entry of a Confirmation Order. If the Bankruptcy Court allows other parties to solicit acceptances of any Alternative Plan or Alternative Plans and subject to LBSN’s obligations in Section 3(b)(4) below, Lehman US agrees not to object to LBSN voting to accept any Alternative Plan or Alternative Plans in the amounts set forth on Schedule A with respect to each Proof of Claim.

(b) LBSN’s Obligations. LBSN agrees to perform and comply with the following obligations as to the Plan, which obligations shall become effective as set forth in section 11 below:

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(1)

If the Bankruptcy Court allows the Debtors to solicit acceptances of the Amended Plan before acceptances are solicited for any Alternative Plan or Alternative Plans, and provided that LBSN has been solicited pursuant to section 1125 of the Bankruptcy Code, LBSN shall (i) timely vote to accept the Amended Plan in the amounts set forth on Schedule A with respect to each Proof of Claim, and not thereafter withdraw or change such vote, and (ii) support approval and confirmation of the Amended Plan.

(2)

LBSN shall not oppose or object to the Amended Plan or the solicitation of the Amended Plan, or join in or support any objection to the Amended Plan or the solicitation of the Amended Plan.

(3)

LBSN shall not (i) participate in the formulation of, file, or prosecute any Alternative Plan, (ii) join in or support any Alternative Plan, including, without limitation, express support in writing of, or enter into any form of plan support agreement with respect to any Alternative Plan, or (iii) subject to Section 3(b)(4) below, take any action to alter, delay or impede the confirmation and consummation of the Amended Plan; provided that, a vote on an Alternative Plan or Plans shall not constitute an action to delay or impede the confirmation or consummation of the Amended Plan. The foregoing does not prohibit the LBSN Trustees from responding to inquiries of creditors of LBSN regarding an Alternative Plan, provided that such discussions are neither solicited nor initiated by the LBSN Trustees.

(4)

If the Bankruptcy Court allows other parties to solicit acceptances of any Alternative Plan or Alternative Plans at the same time as the Amended Plan, LBSN may vote to accept any Alternative Plan or Alternative Plans, only if such Alternative Plan or Alternative Plans provide LBSN with an equal or greater economic recovery than the Amended Plan, provided, however, that LBSN shall also (i) timely vote to accept the Amended Plan, and not thereafter withdraw or change such vote, (ii) comply with the provisions of Sections 3(b)(2) and 3(b)(3) above except to the extent 3(b)(3)(iii) is subject to this 3(b)(4), and (iii) support approval and confirmation of the Amended Plan and indicate a preference for the Amended Plan on its voting ballot if the Amended Plan provides LBSN and its creditors with an equal or greater economic recovery compared with any Alternative Plan that LBSN votes to accept. Notwithstanding anything contained in this section, LBSN shall not indicate a preference on its voting ballots for any Alternative Plan.

(5)

In order to assist the Debtors or the Plan Administrator in calculating the Debtors’ respective distributions to LBSN Security Holders pursuant to Section 8.13 of the Amended Plan, subject to the terms of a confidentiality agreement that is executed by the Parties, the LBSN Trustees shall respond within a reasonable period of time to reasonable requests from the Debtors or the Plan Administrator for information, to the extent such information exists or is readily available to the LBSN Trustees, regarding (i) whether the claims of LBSN Security Holders against LBSN have been allowed or disallowed, (ii) whether the claims of LBSN Security Holders against LBSN are disputed or subject to objection by LBSN, (iii) the consideration, if any, paid to LBSN Security Holders by LBSN, (iv) any estimates of future distributions or consideration anticipated to be made to LBSN Security Holders by LBSN, including estimates of the aggregate amounts of such future distributions or consideration, and (v) information concerning resolution of LBSN’s claims against, and distributions received by LBSN from, Affiliates of Lehman US.

(c)

Solicitation Required in Connection with Amended Plan.    Notwithstanding anything contained in this Section 3 or elsewhere in this Agreement, this Agreement is not, and shall not be deemed to be, a solicitation of a vote for the acceptance of the Amended Plan pursuant to section 1125 of the Bankruptcy Code, or rejection of any Alternative Plan. Acceptance of the Amended Plan will not be solicited until the Bankruptcy Court has approved the Amended Disclosure Statement and related

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ballots, and such Amended Disclosure Statement and ballots have been transmitted to parties entitled to receive the same in accordance with an order of the Bankruptcy Court.

4.

The LBSN Trustees’ Representations and Warranties.    In order to induce Lehman US to enter into and perform their obligations under this Agreement, the LBSN Trustees hereby represent, warrant and acknowledge as follows:

4.1.

Authority.    (i) Subject to the approval by the Supervisory Judge, and, to the extent applicable, obtaining a Final Order, the LBSN Trustees have the power and authority to execute, deliver and perform their obligations under this Agreement, and to consummate the transactions contemplated herein; and (ii) subject to the approval by the Supervisory Judge, and to the extent applicable, obtaining a Final Order, the execution, delivery and performance by the LBSN Trustees of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of LBSN and no other proceedings on the part of LBSN are necessary to authorize and approve this Agreement or any of the transactions contemplated herein.

4.2.

Validity.    Subject to the approval by the Supervisory Judge, and, to the extent applicable, obtaining a Final Order, this Agreement has been duly executed and delivered by the LBSN Trustees and constitutes the legal, valid and binding agreement of the LBSN Trustees, enforceable against the LBSN estate in accordance with its terms.

4.3.

Authorization of Governmental Authorities and Creditors.    Subject to the approval by the Supervisory Judge, and, to the extent applicable, obtaining a Final Order, no action by (including any authorization, consent or approval), in respect of, or filing with, any governmental authority is required for, or in connection with, the valid and lawful authorization, execution, delivery and performance by LBSN pursuant to this Agreement.

4.4.

No Reliance.    The LBSN Trustees (i) are in their capacity as bankruptcy trustees sophisticated parties with respect to the subject matter of this Agreement, (ii) have been represented and advised by legal counsel in connection with this Agreement, (iii) have adequate information concerning the matters that are the subject of this Agreement, and (iv) have independently and without reliance upon Lehman US or any Affiliate of Lehman US, or any officer, employee, agent or representative thereof, and based on such information as LBSN has deemed appropriate, made their own analysis and decision to enter into this Agreement, except that the LBSN Trustees have relied upon Lehman US’s express representations, warranties and covenants in this Agreement, and the LBSN Trustees acknowledge that they have entered into this Agreement voluntarily and of their own choice and not under coercion or duress.

4.5.

Title.    Subject to the effectiveness of this Agreement, LBSN owns and has good title to its Proofs of Claim, free and clear of any and all liens, claims (other than on account of claims against the assets of LBSN), set-off rights of third parties, security interests, participations, or encumbrances created or incurred by or against LBSN as of the Execution Date and has not transferred or assigned to any other person any of the claims or receivables that are the subject of this Agreement, in whole or in part.

5.

No Transfer of Claims.    LBSN may not transfer any of the claims or receivables that are the subject of this Agreement, or any rights or interests arising thereunder or related thereto, in whole or in part, prior to the Effective Date; provided however, that LBSN may pledge or otherwise encumber up to $500 million of the Allowed LBSN Claims to obtain financing in connection with the LBSN Case so long as the secured party agrees in writing that in the event that such secured party ever forecloses the Allowed LBSN Claims up to the aforementioned maximum amount of $500 million or otherwise

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becomes the holder of the Allowed LBSN Claims, such secured party and its successors or assigns shall be bound by Sections 3(b)(1) – (3) hereto.

6.

Lehman US’s Representations and Warranties.    In order to induce LBSN and the LBSN Trustees to enter into and perform its obligations under this Agreement, each Debtor and LBIM hereby represents, warrants and acknowledges as follows:

6.1.

Authority.    Subject to Bankruptcy Court approval, to the extent necessary, in the case of the Debtors, (i) each Debtor and LBIM has the power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions contemplated herein and (ii) the execution, delivery and performance by such Debtor or LBIM of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of such Debtor or LBIM and no other proceedings on the part of such Debtor or LBIM are necessary to authorize and approve this Agreement or any of the transactions contemplated herein.

6.2.

Validity.    Subject to Bankruptcy Court approval, to the extent necessary, in the case of the Debtors, this Agreement has been duly executed and delivered by each Debtor and LBIM and constitutes the legal, valid and binding agreement of each Debtor and LBIM, enforceable against each Debtor and LBIM in accordance with its terms.

6.3.

Authorization of Governmental Authorities.    No action by (including any authorization, consent or approval), in respect of, or filing with, any governmental authority is required for, or in connection with, the valid and lawful authorization, execution, delivery and performance by each Debtor and LBIM of this Agreement, other than entry of the Confirmation Order.

6.4.

No Reliance.    Each Debtor and LBIM (i) is a sophisticated party with respect to the matters that are the subject of this Agreement, (ii) has had the opportunity to be represented and advised by legal counsel in connection with this Agreement, (iii) has adequate information concerning the matters that are the subject of this Agreement, and (iv) has independently and without reliance upon the LBSN Trustees, and based on such information as such Debtor and LBIM has deemed appropriate, made its own analysis and decision to enter into this Agreement, except that such Debtor or LBIM has relied upon the LBSN Trustees’ express representations, warranties and covenants in this Agreement, which it enters, or as to which it acknowledges and agrees, voluntarily and of its own choice and not under coercion or duress.

6.5.

Title.    Each Debtor and LBIM owns and has good title to its respective Liquidation Claims, free and clear of any and all liens, claims (other than on account of claims against the assets of such Debtor or LBIM), set-off rights of third parties, security interests, participations, or encumbrances created or incurred by or against any such Debtor or LBIM as of the Execution Date, and has not transferred or assigned to any other person any of the claims or receivables that are the subject of this Agreement.

7.

No Transfer of Claims.    Each Debtor entity and LBIM may not transfer any of the Liquidation Claims, or any rights or interests arising thereunder or related thereto, in whole or in part, prior to the Effective Date.

8.

Surviving Contracts.    The contracts and any non-binding agreements listed in Schedule B shall survive the execution and consummation of this Agreement. All executory contracts between the Debtors and LBSN that are not included on Schedule B shall be rejected pursuant to section 365 of the Bankruptcy Code in accordance with the Amended Plan. Any claims that arise from the rejection of pre-

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petition executory contracts between the Debtors and LBSN are deemed to be satisfied in full by the claims allowed pursuant to Section 2 hereof.

9.

Cooperation.    The Parties will continue to exchange data relating to the respective bankruptcy cases and insolvency proceedings based on the data sharing agreement and the cross border international protocol in order to assist each other in resolving claims of Affiliates and other creditors.

10.	Releases.

10.1.

Lehman US’s Releases.    Upon the occurrence of the Effective Date, and except as to (i) the allowed claims set forth in Section 2 hereof, (ii) Lehman US’s distribution entitlements in the LBSN Case, (iii) the agreements, promises, settlements, representations and warranties set forth in this Agreement, (iv) the performance of the obligations set forth herein, and (v) the claims, if any, arising under the surviving contracts set forth on Schedule B, provided that the foregoing exception shall not apply to the personal liability of the LBSN Trustees, and subject to the effectiveness of this Agreement in accordance with section 11 below, and in consideration of the foregoing and LBSN’s execution of this Agreement, each Debtor and LBIM on behalf of itself, its estate (where applicable), and its successors and assigns, will fully and forever release, discharge and acquit LBSN, the LBSN estate, the LBSN Trustees (in their personal and professional capacities) and their respective successors, assigns, officers, directors, employees, agents, representatives, consultants, financial advisors, accountants and attorneys, from all manners of action, causes of action, judgments, executions, debts, demands, rights, damages, costs, expenses, and claims of every kind, nature, and character whatsoever existing as of the date hereof, whether at law or in equity, whether based on contract (including, without limitation, quasi-contract or estoppel), statute, regulation, tort (excluding intentional torts, fraud, recklessness, gross negligence or willful misconduct) or otherwise, accrued or unaccrued, known or unknown, matured or unmatured, liquidated or unliquidated, certain or contingent, including, without limitation, all US Avoidance Actions.

10.2.

LBSN’s Releases.    Upon the occurrence of the Effective Date, and except as to (i) the allowed claims set forth in Section 2 hereof, (ii) LBSN’s distribution entitlements in the Chapter 11 Cases, (iii) the agreements, promises, settlements, representations and warranties set forth in this Agreement, (iv) the performance of the obligations set forth herein, and (v) the claims, if any, arising under the surviving contracts set forth on Schedule B, and subject to the effectiveness of this Agreement in accordance with section 11 below, and in consideration of the foregoing and each Debtor’s and LBIM’s execution of this Agreement, the LBSN Trustees on behalf of LBSN, its estate, and its successors and assigns, will fully and forever release, discharge and acquit each Debtor, LBIM and Alvarez & Marsal North America, LLC, and their respective successors, assigns, officers, directors, employees, agents, representatives, consultants, financial advisors, accountants and attorneys, from all manners of action, causes of action, judgments, executions, debts, demands, rights, damages, costs, expenses, and claims of every kind, nature, and character whatsoever existing as of the date hereof, whether at law or in equity, whether based on contract (including, without limitation, quasi-contract or estoppel), statute, regulation, tort (excluding intentional torts, fraud, recklessness, gross negligence or willful misconduct) or otherwise, accrued or unaccrued, known or unknown, matured or unmatured, liquidated or unliquidated, certain or contingent, including, without limitation, (i) any administrative expense claims arising under section 503 of the Bankruptcy Code, and (ii) LBSN Avoidance Actions.

11.	Effectiveness of Agreement.

11.1.

Sections 3 (except 3(b)(1)), 5, 7, 9, 11 through 27 of this Agreement shall be effective upon the Execution Date.

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11.2.

Section 3(b)(1) of this Agreement shall be effective upon entry of a Final Order from the Supervisory Judge approving this Agreement, provided that if such Final Order from the Supervisory Judge is appealed against or if a creditor takes any other action, Section 3(b)(1) of this Agreement shall only be effective upon entry of a Final Order from the Supreme Court in the Hague.

11.3.

All other provisions of this Agreement shall be effective upon the occurrence of the Effective Date.

12.	Termination.

12.1.

Automatic Termination.    This Agreement shall automatically terminate on any date on which the Bankruptcy Court denies the motion seeking the Confirmation Order with prejudice.

12.2.

Lehman US’s Right to Terminate.    Each Debtor and LBIM shall have the right, at its election, to terminate this Agreement by written notice to the LBSN Trustees if (a) there is a breach, in any material respect, of the representations, warranties and/or covenants of the LBSN Trustees hereunder, taken as a whole, and the LBSN Trustees shall fail to cure such breach within ten (10) days following written notice of such breach from any of the Debtors or LBIM, or (b) other than as set forth herein, the LBSN Trustees allow and provide for materially different treatment of claims held by other creditors of LBSN that are legally similar to the Allowed US Claims that results in such other creditors having a recovery entitlement in respect of said claims that is materially higher than the recovery entitlement in respect of the Allowed US Claims.

12.3.

The LBSN Trustees’ Right to Terminate.    The LBSN Trustees shall have the right, at its election, to terminate this Agreement by written notice to Lehman US if (a) the Debtors file or support a chapter 11 plan that provides for the substantive consolidation of one or more Debtor or Affiliate and LBSN, commences any proceeding similar relief, or joins with any other party in any proceeding seeking similar relief; (b) an order confirming the Amended Plan, in a form and substance reasonably satisfactory to the LBSN Trustees, is not entered by the Bankruptcy Court on or before December 31, 2012; (c) there is a breach, in any material respect, of the representations, warranties and/or covenants of Lehman US hereunder, taken as a whole, and Lehman US shall fail to cure such breach within ten (10) days following written notice of such breach from the LBSN Trustees; or (d) Debtors make any changes or amendments to the Amended Plan or Amended Disclosure Statement, or the Debtors take any other action (including, without limitation, with respect to claims, asset transfers or allocations) in each case, that, individually or, in the aggregate together with all other such changes, amendments, actions and agreements, will, if the Amended Plan were to be consummated, materially and adversely affect the treatment of, estimated recoveries by, or distribution to, or proportionate share of the Debtors’ assets that are distributed pursuant to the Amended Plan to, the Allowed LBSN Claims; provided, however, that with respect to Section 12.3(d), (i) the Debtors are not guaranteeing or committing to any specific recovery amount under the Amended Plan, (ii) modifications to the projected recovery amounts set forth in the disclosure statement approved by the Bankruptcy Court with respect to the Amended Plan that are based upon revised projections of asset values shall not constitute material modifications to the Plan and (iii) unless Lehman US agrees otherwise, the LBSN Trustees must exercise any right to terminate this Agreement under Section 12(d) by giving written notice of termination to Lehman US no later than the close of business of the tenth Business Day after and excluding the day on which the LBSN Trustees receive written notice of the event creating such right of termination.

12.4.

Effect of Termination.    In the event that this Agreement is terminated, then neither this Agreement, nor any motion or other pleading filed in the Bankruptcy Court with respect to the approval of this Agreement or confirmation of the Amended Plan, shall have any res judicata or collateral estoppel effect or be of any force or effect, each of the Parties’ respective interests, rights, remedies and

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defenses shall be restored without prejudice as if this Agreement had never been executed and the Parties hereto shall be automatically relieved of any further obligations hereunder. Except as expressly provided herein, this Agreement and all communications and negotiations among the Parties with respect hereto or any of the transactions contemplated hereunder are without waiver of or prejudice to the Parties rights and remedies and the Parties hereby reserve all claims, defenses and positions that they may have with respect to each other.

13.

Withholding Rights and Allocation of Payments.    Each Party shall be entitled to deduct and withhold from the amounts otherwise payable to any other Party pursuant to this Agreement such amounts as it is required to deduct and withhold with respect to the making of such payment under any requirement of any applicable tax law. Any amounts so withheld shall be treated for all purposes of this Agreement as having been paid to such Party in respect of the allowed claim for which such deduction and withholding is made. The Parties agree that any payments made by LBSN and Lehman US on account of the claims and receivables that are the subject of this Agreement shall be allocated for all purposes, including but not limited to US federal income tax and Curacao tax purposes, first to the principal portion of such claims and receivables, and, only after the principal portion of such respective claims and receivables is satisfied in full, to any portion of such claims and receivables comprising interest accruing prior to the filing of each Debtor’s Chapter 11 Case (but solely to the extent that interest is an allowable portion of such claims and receivables).

14.	Venue and Choice of Law.

14.1.

Venue.    To the maximum extent permissible by law, the Parties expressly consent and submit to the exclusive jurisdiction of the Bankruptcy Court over any actions or proceedings relating to the enforcement or interpretation of this Agreement and any Party bringing such action or proceeding shall bring such action or proceeding in the Bankruptcy Court; provided that the Parties may appear before another court of competent jurisdiction if a non Party brings any action relating to this Agreement before such other court of competent jurisdiction, provided further that, any actions or proceedings arising out of disputes in the amount or validity of the Liquidation Claims shall be within the exclusive jurisdiction of the Curacao Court. Each of the Parties agrees that a final judgment in any such action or proceeding, including all appeals, shall be conclusive and may be enforced in other jurisdictions (including any foreign jurisdictions) by suit on the judgment or in any other manner provided by applicable law. If the Bankruptcy Court refuses or abstains from exercising jurisdiction over the enforcement of this Agreement and/or any actions or proceedings arising hereunder or thereunder, then the Parties agree that venue shall be in any other state or federal court located within the County of New York in the State of New York having proper jurisdiction. Each Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, (i) any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement with the Bankruptcy Court or with any other state or federal court located within the County of New York in the State of New York, or with the Curacao Court or other court of competent jurisdiction as described above solely relating to any actions or proceedings arising out of disputes in the amount or validity of the Liquidation Claims and (ii) the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Each Party irrevocably consents to service of process at the addresses set forth in Section 15 hereof. Nothing in this Agreement will affect the right, or requirement, of any Party to this Agreement to serve process in any other manner permitted or required by applicable law.

14.2.

Choice of Law.    This Agreement and all claims and disputes arising out of or in connection with this Agreement, shall be governed by and construed in accordance with the laws of the State of New York and the Bankruptcy Code, without regard to choice of law principles to the extent such principles would apply a law other than that of the State of New York or the Bankruptcy Code; provided,

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however, that any claims and disputes arising out of the Liquidation Claims shall be governed by and construed in accordance with the law of Curacao except as otherwise provided in the underlying agreements.

15.

Notices.    All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next Business Day, (c) three days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one Business Day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent:

To Lehman US at:

1271 Avenue of the Americas, 39th Floor

New York, New York 10020

U.S.A.

Attn: John Suckow and Daniel J. Ehrmann

Facsimile: (646) 834-0874

jsuckow@alvarezandmarsal.com and dehrmann@alvarezandmarsal.com

With a copy (which shall not constitute notice) to:

Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, New York 10153

U.S.A.

Attn: Alfredo R. Pérez, Esq. and Lori R. Fife, Esq.

Facsimile: (212) 310-8007

Alfredo.perez@weil.com and lori.fife@weil.com

To the LBSN Trustees at:

Michiel R.B. Gorsira, curator, Lehman Brothers Securities, N.V.

Julianaplein 22

PO Box 504

Curacao

Facsimile: +599 (9) 461 2023

Gorsira@ekvandoorne.com

- and -

Robert F. van Beemen, curator, Lehman Brothers Securities, N.V.

Jachthavenweg 121

1081 KM Amsterdam

The Netherlands

Fascimile: +31(0)20 7954 382

Beemen@ekvandoorne.com

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With a copy (which shall not constitute notice) to:

Kramer Levin Naftalis & Frankel LLP

1177 Avenue of Americas

New York, New York 10036

Attn: Thomas Moers Mayer and Daniel M. Eggermann

Facsimile (212) 715-8000

tmayer@kramerlevin.com and deggermann@kramerlevin.com

or to such other address as may have been furnished by a Party to each of the other Parties by notice given in accordance with the requirements set forth above.

16.

Expenses.    The fees and expenses incurred by each Party (including the fees of any attorneys, accountants, investment bankers, financial advisors or any other professionals engaged by such Party) in connection with this Agreement and the transactions contemplated hereby, whether or not the transactions contemplated hereby are consummated, will be paid by such Party.

17.

No Admission of Liability.    Each Party acknowledges that this Agreement effects a settlement of potential claims and counterclaims that might be denied and contested, and that nothing contained herein shall be construed as an admission of liability or wrongdoing.

18.

Entire Agreement.    This Agreement constitutes the entire and only agreement of the Parties concerning the subject matter hereof. This Agreement supersedes and replaces any and all prior or contemporaneous verbal or written agreements between the Parties concerning the subject matter hereof, and to the extent of any conflicts between the Amended Plan and the terms of this Agreement, the terms of this Agreement shall control. The Parties acknowledge that this Agreement is not being executed in reliance on any verbal or written agreement, promise or representation not contained herein.

19.

No Oral Modifications.    This Agreement may not be modified or amended orally. This Agreement only may be modified or amended by a writing signed by a duly authorized representative of each Party hereto. Any waiver of compliance with any term or provision of this Agreement on the part of Lehman US must be provided in a writing signed by the LBSN Trustees. Any waiver of compliance with any term or provision of this Agreement on the part of LBSN or the LBSN Trustees must be provided in a writing signed by each Debtor and LBIM. No waiver of any breach of any term or provision of this Agreement shall be construed as a waiver of any subsequent breach.

20.

Construction.    This Agreement constitutes a fully negotiated agreement among commercially sophisticated parties and therefore shall not be construed or interpreted for or against any Party, and any rule or maxim of construction to such effect shall not apply to this Agreement.

21.

Binding Effect; Successor and Assigns.    Any declaration, representation, or statement of the LBSN Trustees shall only be made in their capacity and function as the bankruptcy trustees of LBSN, and shall in no circumstance be construed as being a declaration, representation, or statement of the LBSN Trustees on their own and personal behalf. This Agreement shall inure to the benefit of and be binding upon the Parties and the LBSN estate and their respective successors and permitted assigns; provided, however, that subject to Section 5 and 7 above, no Party may assign its rights or obligations under this Agreement without the written consent of the other Party, which consent shall not be unreasonably withheld or delayed, and any assignment not in accordance with the terms hereof shall be null and void ab initio.

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22.

Counterparts.    This Agreement may be executed in counterparts, each of which constitutes an original, and all of which, collectively, constitute only one agreement. The signatures of all of the Parties need not appear on the same counterpart.

23.

Headings; Schedules and Exhibits.    The headings utilized in this Agreement are designed for the sole purpose of facilitating ready reference to the subject matter of this Agreement. Said headings shall be disregarded when resolving any dispute concerning the meaning or interpretation of any language contained in this Agreement. References to sections, unless otherwise indicated, are references to sections of this Agreement. All Schedules to this Agreement are hereby made a part hereof and incorporated herein by reference for all purposes. Reference to any Schedule herein shall be to the Schedules attached hereto.

24.

No Personal Liability.    The Parties acknowledge, accept and agree that this Agreement and all actions and measures contained herein or following herefrom do not and will not give rise to any personal liability on the part of the LBSN Trustees, their firm and its partners and employees, and their representatives or other professional advisors, and to the extent any such personal liability existed, the Parties explicitly waive any and all potential rights and claims against them, their firm and its partners and employees, and their representatives and other professional advisors, personally. The LBSN Trustees further acknowledge, accept and agree that this Agreement and all transactions and measures contained herein do not give rise to any personal liability on the part of any of the officers, directors, employees, members, consultants, asset managers, representatives or professional advisors of Lehman US and to the extent any such personal liability existed, the LBSN Trustees explicitly waive any and all potential rights and claims against all of the aforementioned persons. Any claim by a Party against the LBSN Trustees or LBSN arising under or relating to this Agreement shall only be satisfied out of the assets of the insolvency estate of LBSN, and any claim by a Party against any of the Debtors or LBIM arising under or relating to this Agreement shall only be satisfied out of the assets of such Debtor or LBIM.

25.

Severability and Construction.    If any provision of this Agreement shall be held by a court of competent jurisdiction to be illegal, invalid or unenforceable, the remaining provisions shall remain in full force and effect if the essential terms and conditions of this Agreement for each Party remain valid, binding, and enforceable.

26.

Waiver of Jury Trial.    EACH OF THE PARTIES HERETO HEREBY AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS AGREEMENT OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH OR IN RESPECT OF ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTION OF ANY PARTY OR ARISING OUT OF ANY EXERCISE BY ANY PARTY OF ITS RESPECTIVE RIGHTS UNDER THIS AGREEMENT OR IN ANY WAY RELATING TO THE TRANSACTIONS CONTEMPLATED HEREBY (INCLUDING, WITHOUT LIMITATION, WITH RESPECT TO ANY ACTION TO RESCIND OR CANCEL THIS AGREEMENT AND WITH RESPECT TO ANY CLAIM OR DEFENSE ASSERTING THAT THIS AGREEMENT WAS FRAUDULENTLY INDUCED OR IS OTHERWISE VOID OR VOIDABLE). THIS WAIVER OF RIGHT TO TRIAL BY JURY IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. EACH OF THE PARTIES HERETO IS HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION 26 IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER. THIS WAIVER OF JURY TRIAL IS A MATERIAL INDUCEMENT FOR THE PARTIES HERETO TO ENTER INTO THIS AGREEMENT.

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27.

Disclosure.    Neither Lehman US nor the LBSN Trustees are under any obligation to hold confidential and not disclose this Agreement, so that it may be disclosed generally or to individual parties as each side may see fit. Without limiting the rights of any party under the preceding sentence, Lehman US and the LBSN Trustees shall work together to disclose this Agreement by a public filing or filings at a time and in a manner acceptable and convenient to both.

15

IN WITNESS WHEREOF, each Party by his or its duly authorized representative has executed this Agreement as of the date first written above:

LEHMAN BROTHERS HOLDINGS INC.,

LEHMAN COMMERCIAL PAPER INC.,

LEHMAN BROTHERS COMMODITY

SERVICES INC., LEHMAN BROTHERS

SPECIAL FINANCING INC., LEHMAN

BROTHERS OTC DERIVATIVES INC.,

LEHMAN BROTHERS COMMERCIAL

CORPORATION, LB 745 LLC, PAMI

STATLER ARMS LLC, CES AVIATION LLC,

CES AVIATION V LLC, CES AVIATION IX

LLC, LEHMAN SCOTTISH FINANCE L.P.,

BNC MORTGAGE LLC, LB ROSE RANCH

LLC, STRUCTURED ASSET SECURITIES

CORPORATION, LB 2080 KALAKAUA

OWNERS LLC, MERIT LLC, LB PREFERRED

SOMERSET LLC, LB SOMERSET LLC, as

Debtors and Debtors in Possession

By:

Name:	John Suckow
Title:	Authorized Signatory

LEHMAN BROTHERS DERIVATIVES

PRODUCTS INC., LEHMAN BROTHERS

FINANCIAL PRODUCTS INC., EAST DOVER

LIMITED, LUXEMBOURG RESIDENTIAL

PROPERTIES LOAN FINANCE S.A.R.L., as

Debtors and Debtors in Possession

By:

Name:	Daniel Ehrmann
Title:	Authorized Signatory

LEHMAN BROTHERS INVESTMENT

MANAGEMENT COMPANY LTD.

By:

Name:	William J. Fox
Title:	Director

Michiel R.B. Gorsira and Robert F. van Beemen, in their capacity as bankruptcy trustees (curatoren) of LEHMAN BROTHERS SECURITIES N.V.

By:

By:
Robert F. van Beemen
Bankruptcy Trustee

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Lehman Brothers Securities N.V. Settlement Agreement

Proofs of Claim

($ in actual)

Schedule A

Claim Number	Debtor	Amount (USD)

58609	Lehman Brothers Special Financing Inc.	$74,628,512
58614	PAMI Statler Arms LLC	-
58615	Lehman Brothers Commodity Services Inc.	-
58616	Lehman Brothers Special Financing Inc.	-
58617	Lehman Brothers OTC Derivatives Inc.	-
58618	Lehman Brothers Derivative Products Inc.	-
58619	Lehman Commercial Paper Inc.	-
58620	LB 745 LLC	-
58621	Lehman Brothers Commercial Corporation	-
58622	Lehman Brothers Holdings Inc.	-
58649	Lehman Brothers Holdings Inc.	6,050,451,468
58650	Lehman Brothers Holdings Inc.	-
58651	Lehman Brothers Commercial Corporation	1,203,462
58652	Lehman Brothers OTC Derivatives Inc.	-
58653	Lehman Brothers Special Financing Inc.	-
58654	Lehman Brothers Holdings Inc.	100,589,378
58655	Lehman Brothers Holdings Inc.	272,026,098
58656	Lehman Brothers Holdings Inc.	11,286,793
58657	Structured Asset Securities Corporation	-
58658	East Dover Limited	-
58659	BNC Mortgage LLC	-
58660	Lehman Scottish Finance L.P.	-
58661	CES Aviation LLC	-
58662	LB Rose Ranch LLC	-
58663	Lehman Brothers Holdings Inc.	-
58664	CES Aviation V LLC	-
58665	CES Aviation IX LLC	-
58666	Luxembourg Residential Properties Loan Finance S.a.r.l.	-
58667	Lehman Brothers Financial Products Inc.	-
65276	LB 2080 Kalakaua Owners LLC	-

Schedule B

1.	Confidentiality Agreement, dated July 14, 2010, between Lehman Brothers Holdings, Inc. and Lehman Brothers Securities, N.V.

2.	Confidentiality Agreement, dated March 19, 2010, between Lehman Brothers Holdings, Inc., Lehman Brothers Securities, N.V. and certain other signatories.

EXHIBIT 5

PART B – AGREEMENT AMONG DEBTORS AND LEHMAN JAPAN ENTITIES

Execution Version

SETTLEMENT AGREEMENT

This Settlement Agreement (the “Agreement”) is made and entered into as of October 24, 2011 (the “Execution Date”), by and among the US Debtors1 (each a “US Debtor” and collectively, the “US Debtors”) and the Japan Liquidation Companies2 and Japan Non-Liquidation Companies,3 (collectively, “Lehman Japan”). The US Debtors and Lehman Japan shall each be referred to individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, on September 15, 2008 and on various dates thereafter, each of the US Debtors commenced a voluntary case under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”), which cases are being jointly administered under Case Number 08-13555 (JMP) (the “Chapter 11 Cases” and each a “Chapter 11 Case”);

WHEREAS, on September 16, 2008, each of the Japan Liquidation Companies filed an application for commencement of civil rehabilitation proceedings under the Civil Rehabilitation Law of Japan with the Tokyo District Court (the “Japanese Court”). On September 19, 2008, the Japanese Court issued the commencement order for the Japan Liquidation Companies, whereby the civil rehabilitation proceedings were commenced for each of the Japan Liquidation Companies (the “Japanese Proceedings”);

WHEREAS, Lehman Japan has (i) filed or is the owner of the proofs of claim listed on Schedule A attached hereto against certain US Debtors (collectively, the “Proofs of Claim”) and

1    As used herein, “US Debtors” means Lehman Brothers Holdings Inc. (“LBHI”); Lehman Brothers Special Financing Inc. (“LBSF”); Lehman Commercial Paper Inc. (“LCPI”); Lehman Brothers Commercial Corporation (“LBCC”); Lehman Brothers Financial Products Inc.; Lehman Brothers OTC Derivatives Inc.; Lehman Brothers Derivative Products Inc.; Lehman Brothers Commodity Services Inc. (“LBCS”); Lehman Scottish Finance L.P.; CES Aviation LLC; CES Aviation V LLC; CES Aviation IX LLC; East Dover Limited; Luxembourg Residential Properties Loan Finance S.a.r.l; BNC Mortgage LLC; Structured Asset Securities Corporation; LB Rose Ranch LLC; LB 2080 Kalakaua Owners LLC; Merit LLC; LB Somerset LLC; LB Preferred Somerset LLC; LB 745 LLC; PAMI Statler Arms LLC.

2    As used herein, “Japan Liquidation Company” means Lehman Brothers Commercial Mortgage K.K., Lehman Brothers Japan Inc. (“LBJ”), Lehman Brothers Holdings Japan Inc., and Sunrise Finance Co. Ltd.

3    As used herein, “Japan Non-Liquidation Company” means Hercules K.K., Lehman Brothers Finance (Japan) Inc. and Lehman Brothers Real Estate Limited.

(ii) asserted amounts due and owing to them from certain non-debtor affiliates of the US Debtors that are controlled by one or more of the US Debtors (the “US Non-Debtor Affiliates”);

WHEREAS, Lehman Brothers International (Europe) filed as nominee for the benefit of its customers the omnibus proof of claim, Claim No. 62783, (the “LBIE Note Claim”) against LBHI on account of alleged guarantees of certain structured notes issued by Lehman Brothers Treasury Co. B.V. (the “LBT Issued Notes”) which included a claim arising out of the LBT Issued Notes owned by LBJ for its own account (the “LBJ Owned Notes”) and LBT Issued Notes held by customers (the “Customers”) of LBJ (the “LBJ Customer Notes”);

WHEREAS, LBIE transferred to LBJ that portion of the LBIE Note Claim in the amount of $232,865,973.53 that arises from the LBJ Owned Notes and the LBJ Customers Notes (the “LBJ House Claim”);

WHEREAS, LBJ transferred to each Customer (each such transfer, an “LBJ Customer Note Transfer”) that portion of the LBJ House Claim that relates to such Customer’s LBJ Customer Note (each such portion, an “LBJ Customer Note Claim”);

WHEREAS, certain of the US Debtors have (i) submitted the claims listed on Schedule B attached hereto against the Japan Liquidation Companies (the “Liquidation Claims”) and (ii) asserted amounts due and owing to them from certain of the Japan Non-Liquidation Companies (the “Non-Liquidation Receivables”);

WHEREAS, the US Debtors and the Japan Liquidation Companies have entered into that certain tolling and forbearance agreement, dated as of September 9, 2010; and the US Debtors and certain of the Japan Non-Liquidation Companies have entered into that certain tolling and forbearance agreement, dated as of September 14, 2010 (the “Tolling Agreement”);

WHEREAS, the Parties completed all due diligence in respect of the US Avoidance Actions and the Japanese Avoidance Actions, and wish to terminate the Tolling Agreement as of the effectiveness of this Agreement;

WHEREAS, the Parties are (i) desirous of resolving all disputes and all other outstanding issues between the US Debtors and Lehman Japan and (ii) have agreed to defer and undertake, in

2

good faith, efforts to reconcile and resolve any disputes and issues involving the US Non-Debtor Affiliates and Lehman Japan until after the execution of this agreement, so as to avoid extensive and expensive litigation;

WHEREAS, on September 1, 2011, the US Debtors filed the Third Amended Joint Chapter 11 Plan of Lehman Brothers Holdings Inc. and its Affiliated Debtors [ECF No. 19627] (as may be amended or supplemented from time to time, the “Plan”) and the Disclosure Statement for the Plan [ECF No. 19629] (as may be amended or supplemented from time to time, the “Disclosure Statement”); and

WHEREAS, each of the US Debtors, either individually or jointly, will file an amendment, modification and/or supplement to the Plan that will incorporate the terms and conditions of this Agreement (the “Amended Plan”).

NOW, THEREFORE, in consideration of the recitals stated above, the agreements, promises and warranties set forth below and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.	Definitions

Except as otherwise specified herein or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Agreement.

“Affiliate” shall have the meaning ascribed to it in the Plan.

“Agreed Non-Liquidation Receivables” has the meaning ascribed to it in Section 2.2(b).

“Allowed Japan Claims” has the meaning ascribed to it in Section 2.1(a).

“Allowed US Claims” has the meaning ascribed to it in Section 2.2(b).

“Alternative Plan” means a chapter 11 plan or plans, proposed by parties other than the US Debtors.

“Amended Plan” has the meaning ascribed to it in the Recitals.

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“Bankruptcy Code” has the meaning ascribed to it in the Recitals.

“Bankruptcy Court” has the meaning ascribed to it in the Recitals.

“Chapter 11 Case” has the meaning ascribed to it in the Recitals.

“Confirmation Order” means an order of the Bankruptcy Court (i) confirming the Amended Plan pursuant to section 1129 of the Bankruptcy Code; (ii) approving, pursuant to Rule 9019 of the Federal Rules of Bankruptcy Procedure and applicable provisions of the Bankruptcy Code, the terms of this Agreement; and (iii) authorizing the US Debtors to take all necessary corporate actions to consummate the transactions contemplated by this Agreement.

“Customers” has the meaning ascribed to it in the Recitals.

“Disclosure Statement” has the meaning ascribed to it in the Recitals.

“Effective Date” means the date that the Amended Plan becomes effective as provided for therein.

“Japan Avoidance Actions” means all avoidance actions and causes of action against the US Debtors pursuant to Articles 127 through 130 of the Civil Rehabilitation Law of Japan.

“Japanese Court” has the meaning ascribed to it in the Recitals.

“Japanese Proceedings” has the meaning ascribed to it in the Recitals.

“LBCM” means Lehman Brothers Commercial Mortgage KK.

“LBIE” means Lehman Brothers International (Europe) (in administration).

“LBIE Note Claim” has the meaning ascribed to it in the Recitals.

“LBJ” means Lehman Brothers Japan Inc.

“LBJ Customer Notes” has the meaning ascribed to it in the Recitals.

“LBJ Customer Note Claims” has the meaning ascribed to it in the Recitals.

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“LBJ Customer Note Transfer” has the meaning ascribed to it in the Recitals.

“LBJ House Claim” has the meaning ascribed to it in the Recitals.

“LBJ Owned Notes” has the meaning ascribed to it in the Recitals.

“LBT Issued Notes” has the meaning ascribed to it in the Recitals.

“Lehman Japan” has the meaning ascribed to it in the Preamble.

“Liquidation Claims” has the meaning ascribed to it in the Recitals.

“Non-Liquidation Receivables” has the meaning ascribed to it in the Recitals.

“Non-Liquidation Receivable Payment Date” means the date agreed to by the Parties for the payment of Agreed Non-Liquidation Receivables; provided, however, that to the extent any Japan Non-Liquidation Company has made a distribution to its unsecured creditors before the Effective Date, within five business days of the Effective Date and before such Japan Non-Liquidation Company makes any further distribution to its unsecured creditors, such Japan Non-Liquidation Company shall pay to each US Debtor that holds an Agreed Non-Liquidation Receivable an amount equal to the pro rata distribution that would have been distributed on account of such Agreed Non-Liquidation Receivable if such Agreed Non-Liquidation Receivable had been agreed to and allowed as of the date of the relevant distribution; provided, further that, to the extent any Japan Non-Liquidation Company makes any distributions to its unsecured creditors after the Effective Date, each US Debtor that holds an Agreed Non-Liquidation Receivable shall participate in and receive such distributions.

“Plan Administrator” has the meaning set forth in the Amended Plan.

“Proofs of Claim” has the meaning ascribed to it in the Recitals.

“SMBC” means Sumitomo Mitsui Banking Corporation.

“SMBC Loan” means that certain Loan Agreement, dated April 30, 2008, among Lehman Brothers Holdings Japan, Inc., as Borrower, LBJ, as Pledger and Guarantor A, LBCM,

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as Pledger and Guarantor B, and, SMBC, as Lender, which provided the Borrower with a credit facility in the aggregate principal amount of $525,525,000.00.

“Tolling Agreement” has the meaning ascribed to it in the Recitals.

“Third-Party Creditors” has the meaning ascribed to it in Section 3.2(e).

“US Avoidance Actions” means all actions under chapter 5 of the Bankruptcy Code or similar actions under applicable state law.

“US Debtors” has the meaning ascribed to it in the Preamble.

“US Non-Debtor Affiliates” has the meaning ascribed to it in the Recitals.

2.	Settlement of Claims.

2.1

The Lehman Japan Proofs of Claim.

(a)

Allowed Claims Against US Debtors.    Each Lehman Japan entity listed on Schedule C attached hereto will have a net allowed, non-priority, non-subordinated general unsecured claim against the specified US Debtor in the net amounts and classes set forth on Schedule C (the “Allowed Japan Claims”); provided, however, that in no event shall Lehman Japan receive distributions on any allowed guarantee claims that, combined with distributions or other consideration provided by a primary obligor, would allow Lehman Japan to receive an amount in excess of the amount allowed against the primary obligor; provided, further, that the allowance of LBCM’s claim against LBHI in the net amount of $32,478,739 in LBHI Class 8 shall be subject to written confirmation from SMBC, delivered by Lehman Japan to LBHI prior to the Effective Date, demonstrating, in the reasonable discretion of LBHI, the satisfaction of the SMBC Loan.

(b)

Other than the claims and receivables allowed and acknowledged as set forth in Section 2.1(a), all other claims or receivables existing, asserted or held by Lehman Japan against the US Debtors as of the date hereof will be deemed fully and forever expunged, extinguished, disallowed and released.

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(c)

The Allowed Japan Claims as set forth in this Section 2.1 shall not, except as otherwise specifically provided for herein, be subject to further objections or defenses, whether by way of netting, set off, recoupment, counterclaim or otherwise, or any claim under section 510 of the Bankruptcy Code or otherwise which would have the effect of subordinating such claims to the claims of other general unsecured creditors, provided that if any party objects to the Allowed US Claims, no distribution shall be made on the claims of Lehman Japan allowed under this Agreement until such objection is resolved or the Allowed US Claims are allowed by the Japanese Court; provided, further, that if for any reason Lehman Japan is prohibited from making distributions or is unable to or does not make distributions on account of any Allowed US Claims, no distributions on any Allowed Japan Claims will be made until such time that the relevant Lehman Japan entity makes distributions to the relevant US Debtor entity.

2.2

The US Debtors Liquidation Claims and Non-Liquidation Receivables.

(a)

Claims Against the Japan Liquidation Companies. Each US Debtor listed on Schedule D will have an allowed, non-priority, non-senior, non-subordinated general unsecured claim against the specified Japan Liquidation Companies in the amounts set forth on Schedule D (the “Allowed US Claims”). LBHI shall also have an allowed subordinated general unsecured claim against LBJ in the amount of JPY 46,151,546,119.

(b)

Receivables from Japan Non-Liquidation Companies. Each US Debtor listed on Schedule E will have a net receivable as of March 31, 2011 from, and that is agreed upon and acknowledged by, the specified Japan Non-Liquidation Companies in the net amounts set forth on Schedule E (the “Agreed Non-Liquidation Receivables”). The Agreed Non-Liquidation Receivables will be adjusted, as appropriate, to reflect the impact of changes in foreign currency exchange rates and accrued interest until the earlier of (i) the date upon which an insolvency, bankruptcy, administration, liquidation, rehabilitation, receivership or like proceeding is commenced by or initiated against such Japan Non-Liquidation Company, (ii) any earlier date that is agreed upon by the Parties, or (iii) the Non-Liquidation Receivable Payment Date. On the Non-Liquidation Receivable Payment Date, each Japan Non-Liquidation Company shall pay the Agreed Non-Liquidation Receivables to the US Debtors by wire transfer in immediately available funds in US Dollars to a bank account designated in advance in writing

7

by the US Debtors; provided, however, that if a US Debtor designates a bank account outside of Japan, such US Debtor shall bear the costs and expenses for such wire transfer.

(c)

Other than the claims and receivables allowed and acknowledged as set forth in Sections 2.2(a) and 2.2(b) hereof, all other claims or receivables existing, asserted or held by the US Debtors against Lehman Japan as of the date hereof will be deemed fully and forever expunged, extinguished, disallowed and released.

(d)

The Allowed US Claims and Agreed Non-Liquidation Receivables as set forth in this Section 2.2 shall not, except as otherwise specifically provided for herein, be subject to further objections or defenses, whether by way of netting, set off, recoupment, counterclaim or otherwise, or any other claim which would have the effect of subordinating such claims to the claims of other unsecured creditors, provided that if any party objects to the Allowed Japan Claims, no distributions shall be made on the Allowed US Claims until such objection is resolved or the Allowed Japan Claims are allowed by the Bankruptcy Court; provided, further, however, that if for any reason any US Debtor is prohibited from making, is unable to make, or does not make distributions on account of any Allowed Japan Claims, no distributions on any Allowed US Claims or Agreed Non-Liquidation Receivables will be made until such time that the relevant US Debtor entity makes distributions to the relevant Lehman Japan entity, and the Agreed Non-Liquidation Receivables shall not be subject to any adjustments for foreign currency exchange rates and accrued interest following such prohibition or withholding of distributions by such Lehman Japan entity.

2.3

Claims Register.    In order to reflect the entry into this Agreement, promptly after the Effective Date, the Parties hereto acknowledge and agree that (i) the US Debtors shall take any and all steps (including, but not limited to, withdrawal of the Liquidation Claims other than the Allowed US Claims in the Japanese Proceedings) necessary to reflect the terms of the settlement reached in this Agreement and/or to reflect the reconciliation of such claims that has been ongoing amongst the Parties, and (ii) they shall execute and submit joint instructions to Epiq Bankruptcy Solutions, LLC, requesting that the claims register in the Chapter 11 Cases be amended to reflect the allowance and disallowance of the Proofs of Claim in accordance with this Agreement.

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2.4

Withholding Rights and Allocation of Payments.    Each Party shall be entitled to deduct and withhold from the amounts otherwise payable to any other Party pursuant to this Agreement such amounts as it is required to deduct and withhold with respect to the making of such payment under any requirement of any applicable tax law. Any amounts so withheld shall be treated for all purposes of this Agreement as having been paid to such Party in respect of the allowed claim for which such deduction and withholding is made. The Parties agree that any payments made by Lehman Japan and the US Debtors on account of the claims and receivables that are the subject of this Agreement shall be allocated for all purposes, including but not limited to US federal income tax and Japan tax purposes, first to the principal portion of such claims and receivables, and, only after the principal portion of such respective claims and receivables is satisfied in full, to any portion of such claims and receivables comprising interest (but solely to the extent that interest is an allowable portion of such claims and receivables).

3.	Plan Support.

3.1

The US Debtors’ Obligations.    Within a reasonable period of time following the Execution Date, the US Debtors will (i) file the Amended Plan, and (ii) prosecute the Amended Plan and seek entry of a Confirmation Order.

3.2

Lehman Japan’s Obligations.    Each Lehman Japan entity agrees to perform and comply with the following obligations as to the Amended Plan, which obligations shall become effective upon the Execution Date as set forth in Section 8 below, and notwithstanding any other provisions of this Agreement:

(a)

The Lehman Japan entities shall not commence any proceeding or otherwise prosecute, join in, or support any objection to, or oppose or object to, the Amended Plan or Disclosure Statement, and will not consent to, support, or participate in the formulation of any Alternative Plan, provided that entry of the Confirmation Order has not been denied.

(b)

Each Lehman Japan entity shall timely vote to accept the Amended Plan in the amounts set forth on Schedule A with respect to each Proof of Claim, provided that it has been solicited pursuant to section 1125 of the Bankruptcy Code.

(c)

The Lehman Japan entities shall support, and to the extent reasonably possible, use good faith diligent efforts to promote, the confirmation and consummation of the

9

Amended Plan, and shall not recommend that creditors of Lehman Japan who have filed claims against the US Debtors and have been solicited pursuant to section 1125 of the Bankruptcy Code not vote to accept the Amended Plan.

(d)

Provided that other Affiliates of the US Debtors are treated similarly to the Lehman Japan entities, the Lehman Japan entities shall not object to or contest the claims asserted against any US Debtor entity by other Affiliates of the US Debtors that have entered into agreements with the US Debtors settling claims and receivables among such parties. Notwithstanding the foregoing, each Lehman Japan entity shall be permitted to object to the claims of any entity that objects to any claim held by such Lehman Japan entity against the US Debtors in the Chapter 11 Cases.

(e)

Lehman Japan shall cooperate with and respond to reasonable requests for information of the US Debtors or the Plan Administrator regarding the resolution of claims of, or distributions by Lehman Japan to, Lehman Japan’s creditors who have also asserted claims against the US Debtors (“Third-Party Creditors”), including whether: (i) the claims of Third-Party Creditors have been allowed or disallowed against Lehman Japan, (ii) the claims of Third-Party Creditors are disputed or subject to objection by Lehman Japan, (iii) the consideration, if any, paid to Third-Party Creditors by Lehman Japan, and (iv) future distributions or consideration are anticipated to be made to Third-Party Creditors by Lehman Japan, including estimates of the amounts of such future distributions or consideration. Lehman Japan shall also cooperate with and respond to reasonable requests for information of the US Debtors or the Plan Administrator regarding the resolution of Lehman Japan’s claims against, and distributions received by Lehman Japan from, Affiliates of the US Debtors.

3.3

LBJ Customer Note Claims.    Each LBJ Customer Note Claim is a claim asserted directly by the Customer for all purposes under the Plan and will receive the same treatment as if such LBJ Customer Note Claims had been transferred directly by LBIE to each Customer; provided, however, that the US Debtors reserve the right to object to each LBJ Customer Note Claim on any basis. The Parties have entered into a stipulation in connection with voting on the Plan to enable the LBJ Customer Note Claims to be voted directly by the Customers.

3.4

Solicitation Required in Connection with Amended Plan.    Notwithstanding anything contained in this Section 3 or elsewhere in this Agreement, this Agreement is not, and

10

shall not be deemed to be, a solicitation of a vote for the acceptance of the Amended Plan pursuant to section 1125 of the Bankruptcy Code, or rejection of any Alternative Plan. Acceptance of the Amended Plan will not be solicited until the Bankruptcy Court has approved the Disclosure Statement and related ballots, and such Disclosure Statement and ballots have been transmitted to parties entitled to receive the same in accordance with an order of the Bankruptcy Court.

4.

Lehman Japan’s Representations, Warranties and Covenants.    In order to induce the US Debtors to enter into and perform their obligations under this Agreement, each Lehman Japan entity hereby represents, warrants and acknowledges as follows:

4.1

Authority.

(a)

(i) Each Japan Liquidation Company has the power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions contemplated herein; and (ii) the execution, delivery and performance by such Japan Liquidation Company of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of such Japan Liquidation Company and no other proceedings on the part of such Japan Liquidation Company are necessary to authorize and approve this Agreement or any of the transactions contemplated herein.

(b)

(i) Each Japan Non-Liquidation Company has the power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions contemplated herein and (ii) the execution, delivery and performance by such Japan Non-Liquidation Company of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of such Japan Non-Liquidation Company and no other proceedings on the part of such Japan Non-Liquidation Company are necessary to authorize and approve this Agreement or any of the transactions contemplated herein.

4.2

Validity.

(a)

This Agreement has been duly executed and delivered by each Japan Liquidation Company and constitutes the legal, valid and binding agreement of each Japan

11

Liquidation Company, enforceable against each Japan Liquidation Company in accordance with its terms.

(b)

This Agreement has been duly executed and delivered by each Japan Non-Liquidation Company and constitutes the legal, valid and binding agreement of each Japan Non-Liquidation Company, enforceable against each Japan Non-Liquidation Company in accordance with its terms.

4.3

Authorization of Governmental Authorities and Creditors.    No action by (including any authorization, consent or approval), in respect of, or filing with, any governmental authority is required for, or in connection with, the valid and lawful authorization, execution, delivery and performance by each Lehman Japan entity pursuant to this Agreement.

4.4

No Reliance.    Each Lehman Japan entity (i) is a sophisticated party with respect to the subject matter of this Agreement, (ii) has been represented and advised by legal counsel in connection with this Agreement, (iii) has adequate information concerning the matters that are the subject of this Agreement, and (iv) has independently and without reliance upon any US Debtor or any of its Affiliates or any officer, employee, agent or representative thereof, and based on such information as each Lehman Japan entity has deemed appropriate, made its own analysis and decision to enter into this Agreement, except that each Lehman Japan entity has relied upon each US Debtor’s express representations, warranties and covenants in this Agreement, each Lehman Japan entity acknowledges that it has entered into this Agreement voluntarily and of its own choice and not under coercion or duress.

4.5

Title; No Transfer of Claims.

(a)

Each Lehman Japan entity owns and has good title to its respective Proofs of Claim, free and clear of any and all liens, claims, set-off rights of third parties, security interests, participations, or encumbrances created or incurred by or against any Lehman Japan entity as of the Execution Date and has not transferred or assigned to any other person any of the claims or receivables that are the subject of this Agreement, in whole or in part.

(b)

Except for each LBJ Customer Note Transfer, each Lehman Japan entity may not transfer any of the claims or receivables that are the subject of this Agreement, or any

12

rights or interests arising thereunder or related thereto, including any instruments, rights to payments or other consideration distributed to any Lehman Japan entity under the Amended Plan, in whole or in part, prior to the Effective Date, and may only transfer such claims or receivables after the Effective Date to any party or parties, provided that if there are any continuing obligations under this Agreement, such party agrees that any continuing obligations under this Agreement shall be binding in all respects upon it, and shall govern its acts.

4.6

US Non-Debtor Affiliates.    Lehman Japan shall cooperate with the US Debtors and the US Non-Debtor Affiliates and undertake, in good faith, efforts to reconcile and resolve the allowance of claims or receivables held by or against, and any disputes and issues involving, the US Non-Debtor Affiliates and Lehman Japan in a manner that is generally consistent with the terms of the Agreement.

4.7

Withdrawal of Objections to Liquidation Claims.    Upon approval of this Agreement by the Bankruptcy Court and the occurrence of the Effective Date, each Lehman Japan entity will withdraw any objections that it has filed in the Japanese Proceedings against the Liquidation Claims only to the extent of the amount set forth on Schedule D.

5.

US Debtors’ Representations, Warranties and Covenants.    In order to induce Lehman Japan to enter into and perform its obligations under this Agreement, each US Debtor hereby represents, warrants and acknowledges as follows:

5.1

Authority.    Subject to Bankruptcy Court approval to the extent necessary, (i) each US Debtor has the power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions contemplated herein and (ii) the execution, delivery and performance by such US Debtor of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of such US Debtor and no other proceedings on the part of such US Debtor are necessary to authorize and approve this Agreement or any of the transactions contemplated herein.

5.2

Validity.    Subject to Bankruptcy Court approval to the extent applicable, this Agreement has been duly executed and delivered by each US Debtor and constitutes the legal,

13

valid and binding agreement of each US Debtor, enforceable against each US Debtor in accordance with its terms.

5.3

Authorization of Governmental Authorities.    No action by (including any authorization, consent or approval), in respect of, or filing with, any governmental authority is required for, or in connection with, the valid and lawful authorization, execution, delivery and performance by each US Debtor of this Agreement, other than entry of the Confirmation Order.

5.4

No Reliance.    Each US Debtor (i) is a sophisticated party with respect to the matters that are the subject of this Agreement, (ii) has had the opportunity to be represented and advised by legal counsel in connection with this Agreement, (iii) has adequate information concerning the matters that are the subject of this Agreement, and (iv) has independently and without reliance upon Lehman Japan, and based on such information as such US Debtor has deemed appropriate, made its own analysis and decision to enter into this Agreement, except that such US Debtor has relied upon Lehman Japan’s express representations, warranties and covenants in this Agreement, which it enters, or as to which it acknowledges and agrees, voluntarily and of its own choice and not under coercion or duress.

5.5

Title; No Transfer of Claims.

(a)

Each US Debtor owns and has good title to its respective Liquidation Claims and Non-Liquidation Receivables, free and clear of any and all liens, claims, set-off rights of third parties, security interests, participations, or encumbrances created or incurred by or against any such US Debtor as of the Execution Date, and has not transferred or assigned to any other person any of the claims or receivables that are the subject of this Agreement.

(b)

Each US Debtor may not transfer any of the Liquidation Claims or the Non-Liquidation Receivables, or any rights or interests arising thereunder or related thereto, including any instruments, rights to payments or other consideration distributed to any US Debtor in connection with any Japan Liquidation Company’s liquidation proceeding, in whole or in part, prior to the Effective Date, and may only transfer such claims or receivables after the Effective Date to any party or parties, provided that if there are any continuing obligations under

14

this Agreement, such party agrees that any continuing obligations under this Agreement shall be binding in all respects upon it, and shall govern its acts.

5.6

US Non-Debtor Affiliates.    The US Debtors shall cooperate with Lehman Japan and undertake, in good faith, efforts to reconcile and resolve the allowance of claims or receivables held by or against, and any disputes and issues involving, the US Non-Debtor Affiliates and Lehman Japan in a manner that is generally consistent with the terms of the Agreement.

6.

Executory Contracts.    All pre-petition executory contracts between the US Debtors and Lehman Japan shall be rejected pursuant to section 365 of the Bankruptcy Code in accordance with the Amended Plan. Any claims that arise from the rejection of contracts between the US Debtors and Lehman Japan are deemed to be satisfied in full by the claims allowed pursuant to Section 2 hereof.

7.

Releases.

7.1

US Debtor Releases.    Upon the occurrence of the Effective Date, and except as to (i) the allowed claims set forth in Section 2 hereof, (ii) the US Debtors’ entitlement to distributions in the Japanese Proceedings, (iii) the agreements, promises, settlements, representations and warranties set forth in this Agreement, (iv) the performance of the obligations set forth herein, and (v) the claims, rights or defenses of the US Non-Debtor Affiliates against Lehman Japan, and subject to the effectiveness of this Agreement in accordance with Section 8 below, and in consideration of the foregoing and Lehman Japan’s execution of this Agreement, each US Debtor on behalf of itself, its estate (where applicable), its successors and assigns (the “US Debtors Releasing Parties”), will fully and forever release, discharge and acquit each Lehman Japan entity, and their respective successors, assigns, officers, directors, employees, agents, representatives, consultants, financial advisors, accountants and attorneys (each in their capacities as such, the “Lehman Japan Released Parties”), from all manners of action, causes of action, judgments, executions, debts, demands, rights, damages, costs, expenses, and claims of every kind, nature, and character whatsoever that such US Debtors Releasing Parties have against such Lehman Japan Released Parties as of the date hereof, whether at law or in equity, whether based on contract (including, without limitation, quasi-

15

contract or estoppel), statute, regulation, tort (excluding intentional torts, fraud, recklessness, gross negligence or willful misconduct) or otherwise, accrued or unaccrued, known or unknown, matured or unmatured, liquidated or unliquidated, certain or contingent, existing as of the date hereof, including all US Avoidance Actions.

7.2

Lehman Japan’s Releases. Upon the occurrence of the Effective Date, and except as to (i) the allowed claims set forth in Section 2 hereof, (ii) Lehman Japan’s entitlement to distributions in the Chapter 11 Cases, (iii) the agreements, promises, settlements, representations and warranties set forth in this Agreement, (iv) the performance of the obligations set forth herein, and (v) the claims, rights and defenses of Lehman Japan against the US Non-Debtor Affiliates, and subject to the effectiveness of this Agreement in accordance with Section 8 below, and in consideration of the foregoing and each US Debtor’s execution of this Agreement, each Lehman Japan entity, its estate (where applicable), and their successors and assigns (each in their capacities as such, the “Lehman Japan Releasing Parties”), will fully and forever release, discharge and acquit each US Debtor, and its respective successors, assigns, officers, directors, employees, agents, representatives, consultants, financial advisors, accountants and attorneys (the “US Debtors Released Parties”), from all manners of action, causes of action, judgments, executions, debts, demands, rights, damages, costs, expenses, and claims of every kind, nature, and character whatsoever that such Lehman Japan Releasing Parties have against such US Debtors Released Parties as of the date hereof, whether at law or in equity, whether based on contract (including, without limitation, quasi-contract or estoppel), statute, regulation, tort (excluding intentional torts, fraud, recklessness, gross negligence or willful misconduct) or otherwise, accrued or unaccrued, known or unknown, matured or unmatured, liquidated or unliquidated, certain or contingent, existing as of the date hereof, including, without limitation, (i) any administrative expense claims arising under section 503 of the Bankruptcy Code, and (ii) all Japan Avoidance Actions.

7.3

Nothing in this Agreement shall operate as a release or waiver by or against any US Non-Debtor Affiliate.

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8.

Effectiveness of Agreement.

8.1

Sections 3, 4.5, 4.6, 5.5, 5.6 and 8 through 21 of this Agreement shall be effective upon the Execution Date.

8.2

Upon (i) approval of this Agreement by the Bankruptcy Court, (ii) the occurrence of the Effective Date and (iii) Lehman Japan’s compliance with its obligations under Section 4.7, all other provisions of this Agreement shall be effective and the Tolling Agreement shall be deemed terminated without further action of the Parties.

9.

Termination.

9.1

Automatic Termination.    This Agreement shall automatically terminate on any date on which (i) the US Debtors file a chapter 11 plan that provides for the substantive consolidation of one or more US Debtor and any Lehman Japan entity, (ii) the Bankruptcy Court denies the motion seeking the Confirmation Order with prejudice, or (iii) the Bankruptcy Court confirms an Alternative Plan.

9.2

US Debtors’ Right to Terminate.    Each US Debtor shall have the right, at its election, to terminate this Agreement by written notice to Lehman Japan if (a) there is a breach, in any material respect, of the representations, warranties and/or covenants of the Lehman Japan hereunder, taken as a whole, and Lehman Japan shall fail to cure such breach within ten (10) days following written notice of such breach from the US Debtors, or (b) other than as set forth herein, Lehman Japan allows and provides for materially different treatment of claims held by other creditors of Lehman Japan that are factually and legally similar to the Allowed US Claims that results in such other creditors having a recovery entitlement in respect of said claims that is materially higher than the recovery entitlement in respect of such Allowed US claims.

9.3

Lehman Japan’s Right to Terminate.    Lehman Japan shall have the right, at its election, to terminate this Agreement by written notice to the US Debtors if (a) there is a breach, in any material respect, of the representations, warranties and/or covenants of the US Debtors hereunder, taken as a whole, and the US Debtors shall fail to cure such breach within ten (10) days following written notice of such breach from Lehman Japan; (b) the US Debtors make a modification to the structure, classification or distribution scheme under the Amended Plan that

17

would materially reduce the recovery estimates set forth in the Disclosure Statement with respect to classes that include the Allowed Japan Claims, (c) the Amended Plan provides for materially different treatment of claims held by other creditors that are factually and legally similar to the Allowed Japan Claims that results in such other creditors having a recovery entitlement in respect of said claims that is materially higher than the recovery entitlement provided for in the Amended Plan in respect of the Allowed Japan Claims; provided, however, that with respect to Section 9.3(b) and (c), (i) the US Debtors are not guaranteeing or committing to any specific recovery amount under the Amended Plan, and (ii) modifications to the projected recovery amounts set forth in the Disclosure Statement approved by the Bankruptcy Court that are based upon revised projections of asset values shall not constitute material modifications to the Amended Plan; (d) an objection is lodged by any third party against the Allowed Japan Claims which objection results in any claim of Lehman Japan not being deemed Allowed under the Amended Plan as of the date that is 90 days after the Effective Date; or (e) the Effective Date does not occur on or before December 31, 2012.

9.4

Effect of Termination.    In the event that this Agreement is terminated, then neither this Agreement, nor any motion or other pleading filed in the Bankruptcy Court with respect to the approval of this Agreement or confirmation of the Amended Plan, shall have any res judicata or collateral estoppel effect or be of any force or effect, each of the Parties’ respective interests, rights, remedies and defenses shall be restored without prejudice as if this Agreement had never been executed and the Parties hereto shall be automatically relieved of any further obligations hereunder. Except as expressly provided herein, this Agreement and all communications and negotiations among the Parties with respect hereto or any of the transactions contemplated hereunder are without waiver of or prejudice to the Parties rights and remedies and the Parties hereby reserve all claims, defenses and positions that they may have with respect to each other.

10.

Venue and Choice of Law.

10.1

Venue.    To the maximum extent permissible by US and Japanese law, the Parties expressly consent and submit to the exclusive jurisdiction of the Bankruptcy Court over any actions or proceedings relating to the enforcement or interpretation of this Agreement and any

18

Party bringing such action or proceeding shall bring such action or proceeding in the Bankruptcy Court; provided that any actions or proceedings arising out of disputes in the amount or validity of the Liquidation Claims shall be the exclusive jurisdiction of the Japanese Court, provided, further, that any actions or proceedings arising out of disputes in the amount or validity of Non-Liquidation Receivables shall be within the non-exclusive jurisdiction of any court of competent jurisdiction. Each of the Parties agrees that a final judgment in any such action or proceeding, including all appeals, shall be conclusive and may be enforced in other jurisdictions (including any foreign jurisdictions) by suit on the judgment or in any other manner provided by applicable law. If the Bankruptcy Court refuses or abstains from exercising jurisdiction over the enforcement of this Agreement and/or any actions or proceedings arising hereunder or thereunder, then the Parties agree that venue shall be in any other state or federal court located within the County of New York in the State of New York having proper jurisdiction. Each Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, (i) any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement with the Bankruptcy Court or with any other state or federal court located within the County of New York in the State of New York, or with the Japanese Court solely relating to any actions or proceedings arising out of disputes in the amount or validity of the Liquidation Claims and (ii) the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Each Party irrevocably consents to service of process in the manner provided for notices in Section 11 hereof. Nothing in this Agreement will affect the right, or requirement, of any Party to this Agreement to serve process in any other manner permitted or required by applicable law.

10.2

Choice of Law.    This Agreement and all claims and disputes arising out of or in connection with this Agreement, shall be governed by and construed in accordance with the laws of the State of New York and the Bankruptcy Code, without regard to choice of law principles to the extent such principles would apply a law other than that of the State of New York or the Bankruptcy Code; provided, however, that any claims and disputes arising out of the Liquidation Claims or the Non-Liquidation Receivables shall be governed by and construed in accordance with Japanese law except as otherwise provided in the underlying agreements.

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11.

Notices.  All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next Business Day, (c) three days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one Business Day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent:

To US Debtors at:

1271 Avenue of the Americas, 39th Floor

New York, New York 10020

U.S.A.

Attn: John Suckow and Daniel J. Ehrmann

Facsimile: (646) 834-0874

With a copy (which shall not constitute notice) to:

Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, New York 10153

U.S.A.

Attn: Lori R. Fife, Esq.

Facsimile: (212) 310-8007

To Lehman Japan at:

Kishimoto Bldg., 9th Floor

2-2-1 Marunouchi, Chiyoda-ku

Tokyo 100-0005

Japan

Attn: Masaki Kanehyo

Facsimile: (+81) 3-6365-8877

With a copy to:

Morrison & Foerster LLP

1290 Avenue of the Americas

New York, New York 10104

U.S.A.

Attn:    Lorenzo Marinuzzi

Facsimile: (212) 468-7900

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or to such other address as may have been furnished by a Party to each of the other Parties by notice given in accordance with the requirements set forth above.

12.

Expenses.    The fees and expenses incurred by each Party (including the fees of any attorneys, accountants, investment bankers, financial advisors or any other professionals engaged by such Party) in connection with this Agreement and the transactions contemplated hereby, whether or not the transactions contemplated hereby are consummated, will be paid by such Party.

13.

No Admission of Liability.    Each Party acknowledges that this Agreement effects a settlement of potential claims and counterclaims that are denied and contested, and that nothing contained herein shall be construed as an admission of liability or wrongdoing.

14.

Entire Agreement.    This Agreement constitutes the entire and only agreement of the Parties concerning the subject matter hereof. This Agreement supersedes and replaces any and all prior or contemporaneous verbal or written agreements between the Parties concerning the subject matter hereof, and to the extent of any conflicts between the Amended Plan and the terms of this Agreement, the terms of this Agreement shall control. The Parties acknowledge that this Agreement is not being executed in reliance on any verbal or written agreement, promise or representation not contained herein.

15.

No Oral Modifications.    This Agreement may not be modified or amended orally. This Agreement only may be modified or amended by a writing signed by a duly authorized representative of each Party hereto. Any waiver of compliance with any term or provision of this Agreement on the part of the US Debtors must be provided in a writing signed by Lehman Japan. Any waiver of compliance with any term or provision of this Agreement on the part of Lehman Japan must be provided in a writing signed by each US Debtor. No waiver of any breach of any term or provision of this Agreement shall be construed as a waiver of any subsequent breach.

16.

Construction.    This Agreement constitutes a fully negotiated agreement among commercially sophisticated parties and therefore shall not be construed or interpreted for or

21

against any Party, and any rule or maxim of construction to such effect shall not apply to this Agreement.

17.

Binding Effect; Successor and Assigns.    This Agreement shall inure to the benefit of and be binding upon the Parties and their respective successors and permitted assigns; provided, however, that no Party may assign its rights or obligations under this Agreement without the written consent of the other Party, which consent shall not be unreasonably withheld or delayed, and any assignment not in accordance with the terms hereof shall be null and void ab initio.

18.

Counterparts.    This Agreement may be executed in counterparts, each of which constitutes an original, and all of which, collectively, constitute only one agreement. The signatures of all of the Parties need not appear on the same counterpart.

19.

Headings; Schedules and Exhibits.    The headings utilized in this Agreement are designed for the sole purpose of facilitating ready reference to the subject matter of this Agreement. Said headings shall be disregarded when resolving any dispute concerning the meaning or interpretation of any language contained in this Agreement. References to sections, unless otherwise indicated, are references to sections of this Agreement. All Schedules and Exhibits to this Agreement are hereby made a part hereof and incorporated herein by reference for all purposes. Reference to any Schedule or Exhibit herein shall be to the Schedules and Exhibits attached hereto.

20.

Severability and Construction.    If any term of other provision of this Agreement is invalid, illegal or incapable of being enforced, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic and legal substance of the transactions contemplated hereby is no affected in any manner materially adverse to the Parties. Upon any determination that any term or other provision is invalid, illegal, or incapable of being enforced, each Party hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of this Agreement as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

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21.

Waiver of Jury Trial.    EACH OF THE PARTIES HERETO HEREBY AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS AGREEMENT OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH OR IN RESPECT OF ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTION OF ANY PARTY OR ARISING OUT OF ANY EXERCISE BY ANY PARTY OF ITS RESPECTIVE RIGHTS UNDER THIS AGREEMENT OR IN ANY WAY RELATING TO THE TRANSACTIONS CONTEMPLATED HEREBY (INCLUDING, WITHOUT LIMITATION, WITH RESPECT TO ANY ACTION TO RESCIND OR CANCEL THIS AGREEMENT AND WITH RESPECT TO ANY CLAIM OR DEFENSE ASSERTING THAT THIS AGREEMENT WAS FRAUDULENTLY INDUCED OR IS OTHERWISE VOID OR VOIDABLE). THIS WAIVER OF RIGHT TO TRIAL BY JURY IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. EACH OF THE PARTIES HERETO IS HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION 21 IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER. THIS WAIVER OF JURY TRIAL IS A MATERIAL INDUCEMENT FOR THE PARTIES HERETO TO ENTER INTO THIS AGREEMENT.

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IN WITNESS WHEREOF, each Party by his or its duly authorized representative has executed this Agreement as of the date first written above:

LEHMAN BROTHERS HOLDINGS INC.,

LEHMAN COMMERCIAL PAPER INC.,

LEHMAN BROTHERS COMMODITY SERVICES INC., LEHMAN BROTHERS SPECIAL FINANCING INC., LEHMAN BROTHERS OTC DERIVATIVES INC., LEHMAN BROTHERS COMMERCIAL CORPORATION, LB 745 LLC, PAMI STATLER ARMS LLC, CES AVIATION LLC, CES AVIATION V LLC, CES AVIATION IX LLC, LEHMAN SCOTTISH FINANCE L.P., BNC MORTGAGE LLC, LB ROSE RANCH LLC, STRUCTURED ASSET SECURITIES CORPORATION, LB 2080 KALAKAUA OWNERS LLC, MERIT LLC, LB PREFERRED SOMERSET LLC, LB SOMERSET LLC, as Debtors and Debtors in Possession

LEHMAN BROTHERS HOLDINGS JAPAN INC., LEHMAN BROTHERS JAPAN INC., SUNRISE FINANCE CO., LTD., LEHMAN BROTHERS REAL ESTATE LIMITED

By:
Name:	Masaki Kanehyo
Title:	Representative Liquidator

LEHMAN BROTHERS FINANCE (JAPAN) INC.

By:
Name:	Akio Katsuragi
Title:	Representative in Japan

By:
Name:	John Suckow
Title:	Authorized Signatory

LEHMAN BROTHERS DERIVATIVES PRODUCTS INC., LEHMAN BROTHERS FINANCIAL PRODUCTS INC., EAST DOVER LIMITED, LUXEMBOURG RESIDENTIAL PROPERTIES LOAN FINANCE S.A.R.L., as Debtors and Debtors in Possession

By:
Name:	Daniel Ehrmann
Title:	Authorized Signatory

LEHMAN BROTHERS COMMERCIAL MORTGAGE K.K, HERCULES K.K.

By:
Name:	Masatoshi Goto
Title:	Representative Liquidator

24

IN WITNESS WHEREOF, each Party by his or its duly authorized representative has executed this Agreement as of the date first written above:

LEHMAN BROTHERS HOLDINGS INC.,

LEHMAN COMMERCIAL PAPER INC.,

LEHMAN BROTHERS COMMODITY SERVICES INC., LEHMAN BROTHERS SPECIAL FINANCING INC., LEHMAN BROTHERS OTC DERIVATIVES INC., LEHMAN BROTHERS COMMERCIAL CORPORATION, LB 745 LLC, PAMI STATLER ARMS LLC, CES AVIATION LLC, CES AVIATION V LLC, CES AVIATION IX LLC, LEHMAN SCOTTISH FINANCE L.P., BNC MORTGAGE LLC, LB ROSE RANCH LLC, STRUCTURED ASSET SECURITIES CORPORATION, LB 2080 KALAKAUA OWNERS LLC, MERIT LLC, LB PREFERRED SOMERSET LLC, LB SOMERSET LLC, as Debtors and Debtors in Possession

LEHMAN BROTHERS HOLDINGS JAPAN INC.,

LEHMAN BROTHERS JAPAN INC., SUNRISE FINANCE CO., LTD., LEHMAN BROTHERS REAL ESTATE LIMITED

By:

Name:	Masaki Kanehyo
Title:	Representative Liquidator

LEHMAN BROTHERS FINANCE (JAPAN) INC.

By:
Name:	Akio Katsuragi
Title:	Representative in Japan

By:
Name:	John Suckow
Title:	Authorized Signatory

LEHMAN BROTHERS DERIVATIVES PRODUCTS INC., LEHMAN BROTHERS FINANCIAL PRODUCTS INC., EAST DOVER LIMITED, LUXEMBOURG RESIDENTIAL PROPERTIES LOAN FINANCE S.A.R.L., as Debtors and Debtors in Possession

By:
Name:	Daniel Ehrmann
Title:	Authorized Signatory

LEHMAN BROTHERS COMMERCIAL MORTGAGE K.K, HERCULES K.K.

By:
Name:	Masatoshi Goto
Title:	Representative Liquidator

24

IN WITNESS WHEREOF, each Party by his or its duly authorized representative has executed this Agreement as of the date first written above:

LEHMAN BROTHERS HOLDINGS INC.,

LEHMAN COMMERCIAL PAPER INC.,

LEHMAN BROTHERS COMMODITY SERVICES INC., LEHMAN BROTHERS SPECIAL FINANCING INC., LEHMAN BROTHERS OTC DERIVATIVES INC., LEHMAN BROTHERS COMMERCIAL CORPORATION, LB 745 LLC, PAMI STATLER ARMS LLC, CES AVIATION LLC, CES AVIATION V LLC, CES AVIATION IX LLC, LEHMAN SCOTTISH FINANCE L.P., BNC MORTGAGE LLC, LB ROSE RANCH LLC, STRUCTURED ASSET SECURITIES CORPORATION, LB 2080 KALAKAUA OWNERS LLC, MERIT LLC, LB PREFERRED SOMERSET LLC, LB SOMERSET LLC, as Debtors and Debtors in Possession

By:
Name:	John Suckow
Title:	Authorized Signatory

LEHMAN BROTHERS DERIVATIVES PRODUCTS INC., LEHMAN BROTHERS FINANCIAL PRODUCTS INC., EAST DOVER LIMITED, LUXEMBOURG RESIDENTIAL PROPERTIES LOAN FINANCE S.A.R.L., as Debtors and Debtors in Possession

By:
Name:	Daniel Ehrmann
Title:	Authorized Signatory

LEHMAN BROTHERS HOLDINGS JAPAN INC.,

LEHMAN BROTHERS JAPAN INC., SUNRISE FINANCE CO., LTD., LEHMAN BROTHERS REAL ESTATE LIMITED

By:
Name:	Masaki Kanehyo
Title:	Representative Liquidator

LEHMAN BROTHERS FINANCE (JAPAN) INC.

By:

Name:	Akio Katsuragi
Title:	Representative in Japan

LEHMAN BROTHERS COMMERCIAL MORTGAGE K.K, HERCULES K.K.

By:
Name:	Masatoshi Goto
Title:	Representative Liquidator

24

IN WITNESS WHEREOF, each Party by his or its duly authorized representative has executed this Agreement as of the date first written above:

LEHMAN BROTHERS HOLDINGS INC.,

LEHMAN COMMERCIAL PAPER INC.,

LEHMAN BROTHERS COMMODITY SERVICES INC., LEHMAN BROTHERS SPECIAL FINANCING INC., LEHMAN BROTHERS OTC DERIVATIVES INC., LEHMAN BROTHERS COMMERCIAL CORPORATION, LB 745 LLC, PAMI STATLER ARMS LLC, CES AVIATION LLC, CES AVIATION V LLC, CES AVIATION IX LLC, LEHMAN SCOTTISH FINANCE L.P., BNC MORTGAGE LLC, LB ROSE RANCH LLC, STRUCTURED ASSET SECURITIES CORPORATION, LB 2080 KALAKAUA OWNERS LLC, MERIT LLC, LB PREFERRED SOMERSET LLC, LB SOMERSET LLC, as Debtors and Debtors in Possession

LEHMAN BROTHERS HOLDINGS JAPAN INC.,

LEHMAN BROTHERS JAPAN INC., SUNRISE FINANCE CO., LTD., LEHMAN BROTHERS REAL ESTATE LIMITED

By:
Name:	Masaki Kanehyo
Title:	Representative Liquidator

LEHMAN BROTHERS FINANCE (JAPAN) INC.

By:
Name:	Akio Katsuragi
Title:	Representative in Japan

By:
Name:	John Suckow
Title:	Authorized Signatory

LEHMAN BROTHERS DERIVATIVES PRODUCTS INC., LEHMAN BROTHERS FINANCIAL PRODUCTS INC., EAST DOVER LIMITED, LUXEMBOURG RESIDENTIAL PROPERTIES LOAN FINANCE S.A.R.L., as Debtors and Debtors in Possession

By:
Name:	Daniel Ehrmann
Title:	Authorized Signatory

LEHMAN BROTHERS COMMERCIAL MORTGAGE K.K, HERCULES K.K.

By:
Name:	Masatoshi Goto
Title:	Representative Liquidator

24

Schedule A

Proofs of Claim

Lehman Japan Claimant	Claim Number	Debtor Against which Claim was Filed	Amount (USD)

Hercules KK	21259	Lehman Brothers Holdings Inc.	18,046
Hercules KK	21260	Lehman Brothers Holdings Inc.	732,347

LB Commercial Mortgage KK	21264	Lehman Brothers Holdings Inc.	0
LB Commercial Mortgage KK	43842	Lehman Brothers Holdings Inc.	38,155,939
LB Commercial Mortgage KK	21275	Lehman Brothers Special Financing Inc.	0

Lehman Brothers Finance (Japan) Inc	21267	Lehman Brothers Commercial Corporation	13,442
Lehman Brothers Finance (Japan) Inc	21266	Lehman Brothers Commodity Services Inc.	124,018
Lehman Brothers Finance (Japan) Inc	21299	Lehman Brothers Financial Products Inc.	5,113
Lehman Brothers Finance (Japan) Inc	21258	Lehman Brothers Holdings Inc.	15,606
Lehman Brothers Finance (Japan) Inc	21268	Lehman Brothers Holdings Inc.	6,782,123
Lehman Brothers Finance (Japan) Inc	21286	Lehman Brothers Holdings Inc.	1,535
Lehman Brothers Finance (Japan) Inc	21287	Lehman Brothers Holdings Inc.	174,846,643
Lehman Brothers Finance (Japan) Inc	21288	Lehman Brothers Holdings Inc.	73,675,337
Lehman Brothers Finance (Japan) Inc	21289	Lehman Brothers Holdings Inc.	18,238
Lehman Brothers Finance (Japan) Inc	21290	Lehman Brothers Holdings Inc.	8,472,028
Lehman Brothers Finance (Japan) Inc	21291	Lehman Brothers Holdings Inc.	960,094
Lehman Brothers Finance (Japan) Inc	21292	Lehman Brothers Holdings Inc.	7,616,474
Lehman Brothers Finance (Japan) Inc	21293	Lehman Brothers Holdings Inc.	21,158,421
Lehman Brothers Finance (Japan) Inc	21294	Lehman Brothers Holdings Inc.	7,220
Lehman Brothers Finance (Japan) Inc	21295	Lehman Brothers Holdings Inc.	31,684
Lehman Brothers Finance (Japan) Inc	21296	Lehman Brothers Holdings Inc.	13,442
Lehman Brothers Finance (Japan) Inc	21297	Lehman Brothers Holdings Inc.	720,085
Lehman Brothers Finance (Japan) Inc	21298	Lehman Brothers Holdings Inc.	1,404,837
Lehman Brothers Finance (Japan) Inc	26025	Lehman Brothers Holdings Inc.	2,985
Lehman Brothers Finance (Japan) Inc	21265	Lehman Brothers Special Financing Inc.	21,158,421
Lehman Brothers Finance (Japan) Inc	21269	Lehman Commercial Paper Inc.	50,634
Lehman Brothers Finance (Japan) Inc	66805	Merit, LLC	424,665
Lehman Brothers Holdings Japan Inc	43841	Lehman Brothers Holdings Inc.	313,998,510

Lehman Brothers Japan Inc.	21272	Lehman Brothers Commercial Corporation	4,145,460
Lehman Brothers Japan Inc.	21271	Lehman Brothers Commodity Services Inc.	0
Lehman Brothers Japan Inc.	21273	Lehman Brothers Holdings Inc.	12,110,754
Lehman Brothers Japan Inc.	21277	Lehman Brothers Holdings Inc.	4,145,460
Lehman Brothers Japan Inc.	21278	Lehman Brothers Holdings Inc.	363,078,846
Lehman Brothers Japan Inc.	21279	Lehman Brothers Holdings Inc.	0
Lehman Brothers Japan Inc.	21280	Lehman Brothers Holdings Inc.	41,849
Lehman Brothers Japan Inc.	21281	Lehman Brothers Holdings Inc.	21,803,510,132
Lehman Brothers Japan Inc.	21282	Lehman Brothers Holdings Inc.	39,659,224
Lehman Brothers Japan Inc.	21283	Lehman Brothers Holdings Inc.	2,201,661
Lehman Brothers Japan Inc.	21284	Lehman Brothers Holdings Inc.	12,600
Lehman Brothers Japan Inc.	21285	Lehman Brothers Holdings Inc.	562,563,675
Lehman Brothers Japan Inc.	55723	Lehman Brothers Holdings Inc.	18,453,677
Lehman Brothers Japan Inc.	21270	Lehman Brothers Special Financing Inc.	363,078,846

Lehman Brothers Real Estate Ltd	21261	Lehman Brothers Holdings Inc.	137
Lehman Brothers Real Estate Ltd	21262	Lehman Brothers Holdings Inc.	25,362
Lehman Brothers Real Estate Ltd	21263	Lehman Brothers Holdings Inc.	23,442
Lehman Brothers Real Estate Ltd	21276	Lehman Commercial Paper Inc.	15,522
Sunrise Financial Co. LTD	21274	Lehman Brothers Holdings Inc.	7,758

Schedule B

Liquidation Claims

Lehman Japan Entity Against which Claim is Held	Claimant	Amount (Yen)

Lehman Brothers Japan Inc	LB 745 LLC	468,704
Lehman Brothers Japan Inc	LB Special Financing Inc.	13,846,264,448
Lehman Brothers Japan Inc	Lehman Brothers Commercial Corporation	12,740,176,770
Lehman Brothers Japan Inc	Lehman Brothers Commodity Services Inc.	58,029,067
Lehman Brothers Japan Inc	Lehman Brothers Commodity Services Inc.	1,313,638
Lehman Brothers Japan Inc	Lehman Brothers Holdings Inc.	46,151,546,119
Lehman Brothers Japan Inc	Lehman Brothers Holdings Inc.	21,355,111,682
Lehman Brothers Japan Inc	Lehman Brothers Holdings Inc.	3,397,224,541
Lehman Brothers Japan Inc	Lehman Commercial Paper Inc.	2,871,507

LB Commercial Mortgage KK	LB Special Financing	130,366,735
LB Commercial Mortgage KK	Lehman Brothers Holdings Inc.	2,385,164,039

Sunrise Financial Co. LTD	Lehman Brothers Holdings Inc.	1,376,858,354

Schedule C

Allowed Japan Claims

Debtor against which Claim is Allowed	Lehman Japan Claimant	Allowed Japan Claims (USD)	Claim Classes Under Plan

Lehman Brothers Holdings Inc	Lehman Brothers Japan Inc	138,316,019	4B
Lehman Brothers Holdings Inc	Lehman Brothers Japan Inc	26,007,359	8
Lehman Brothers Holdings Inc	Lehman Brothers Holdings Japan Inc	46,585,997	4B
Lehman Brothers Holdings Inc	Lehman Brothers Finance (Japan) Inc	24,876,291	4B
Lehman Brothers Holdings Inc.	Lehman Brothers Finance (Japan) Inc	4,820,257	4A
Lehman Brothers Holdings Inc.	Lehman Brothers Commercial Mortgage KK	32,478,739	8
Lehman Brothers Holdings Inc.	Lehman Brothers Commercial Mortgage KK	3,765,910	4B
Lehman Brothers Holdings Inc.	Hercules KK	0	4B
Lehman Brothers Holdings Inc.	Lehman Brothers Real Estate Ltd	0	4B

Lehman Brothers Special Financing Inc.	Lehman Brothers Japan Inc.	214,771,585	5C
Lehman Brothers Special Financing Inc.	Lehman Brothers Finance (Japan) Inc	21,570,333	5C

Lehman Brothers Commercial Corporation	Lehman Brothers Finance (Japan) Inc	1,410	5C

Lehman Brothers Commodity Services Inc.	Lehman Brothers Finance (Japan) Inc	124,588	5C

Lehman Brothers Financial Products Inc.	Lehman Brothers Finance (Japan) Inc	5,124	4B

Lehman Commercial Paper Inc.	Lehman Brothers Finance (Japan) Inc	68,388	5C
Lehman Commercial Paper Inc.	Lehman Brothers Real Estate Ltd	15,555	5C

Merit, LLC	Lehman Brothers Finance (Japan) Inc	441,574	4B

Schedule D

Allowed US Claims

Japan Liquidation Company against which Claim is Allowed	Lehman US Claimant	Allowed Direct Claims (USD)

Lehman Brothers Japan Inc.	Lehman Brothers Commercial Corporation	115,817,806
Lehman Brothers Japan Inc.	Lehman Brothers Holdings Inc	0
Lehman Brothers Japan Inc.	LB Commodity Services Inc.	558,783
Lehman Brothers Japan Inc.	Lehman Commercial Paper Inc.	27,038
Lehman Brothers Japan Inc.	LB 745 LLC	4,413

LB Commercial Mortgage KK	LB Special Financing Inc.	1,213,504

Sunrise Financial Co. LTD	Lehman Brothers Holdings Inc.	12,816,330

Schedule E

Agreed Non-Liquidation Receivables

Japan Non-Liquidation Company	Lehman US Entity	Agreed Non- Liquidation Receivables (USD)

Lehman Brothers Finance (Japan) Inc	LB 745 LLC	71,689

Hercules KK	Lehman Brothers Holdings Inc.	41,451,515

Lehman Brothers Real Estate Ltd	Lehman Brothers Holdings Inc.	24,451,572

EXHIBIT 5

PART C – LETTER AGREEMENT AMONG LBHI, LBSF, LEHMAN

BROTHERS JAPAN INC., AND LEHMAN BROTHERS INTERNATIONAL

(EUROPE)

Execution Version

October 24, 2011

Lehman Brothers Japan Inc.

Kishimoto Bldg., 9th Floor

2-2-1 Marunouchi, Chiyoda-ku

Tokyo 100-0005

Japan

Lehman Brothers International (Europe) (in administration)

Level 23.25 Canada Square

London E14 5LQ

Re:	Release of Certain Claims in Connection with Certain Japanese Government Bonds

Ladies and Gentlemen:

This letter agreement (the “Letter Agreement”) is made and entered into by and among Lehman Brothers Holdings Inc. (“LBHI”), Lehman Brothers Special Financing Inc. (“LBSF”), Lehman Brothers Japan Inc. (“LBJ”), and Lehman Brothers International (Europe) (“LBIE”), each of which shall be referred to individually as a “Party” and collectively as the “Parties.” Reference is made to the Japanese government bonds listed on Appendix 1 attached hereto (the “Japanese Government Bonds”).

Prior to the commencement of the chapter 11 cases of LBHI and its affiliated debtors, LBSF financed the purchase of the Japanese Government Bonds via LBJ. There were a series of intercompany transactions among LBSF, LBIE, and LBJ involving the Japanese Government Bonds, which transactions were recorded on the relevant Parties’ prepetition books and records (collectively, the “Intercompany Transactions”). As of September 12, 2008, the Parties may hold (i) direct or guarantee claims against one another for the right to recover the Japanese Government Bonds or the full value of the Japanese Government Bonds, including, without limitation, on the basis of actual or constructive trust, lien, or other security interest in the Japanese Government Bonds or any other legal or equitable cause of action that would entitle any Party to recovery of the full value of the Japanese Government Bonds (collectively, the “JGB Claims”) and (ii) direct or guarantee claims against one another for other amounts owing which arise under the Intercompany Transactions, including any right to setoff, netting, or recoupment.

In order to facilitate a resolution and settlement of all of the claims, rights, and defenses against each other, the Parties have agreed that it is in their mutual interest to release any and all JGB Claims they may have against each other Party in accordance with the following terms, provisions, and conditions:

1.

Upon the Effective Date (as defined below), each Party on behalf of itself, its estate, its successors and assigns, and any other party, person, or entity claiming under or through it, hereby generally releases, discharges, waives and acquits, unconditionally and irrevocably, each other Party and its respective current and former agents, servants, officers, directors, employees, divisions, branches, units, parents, attorneys, financial advisors, accountants, successors, predecessors, heirs, personal representatives, and assigns (each in their capacities as such) from all manners of action, causes of action, judgments, executions, debts, demands, rights, damages, costs, expenses, and claims of every kind, nature, and character whatsoever, whether in law or in equity, whether based on contract (including, without limitation, quasi-contract or estoppel), statute, regulation, tort (excluding fraud, bad faith or willful misconduct) or otherwise, accrued or unaccrued, known or unknown, matured or unmatured, liquidated or unliquidated, certain or contingent, that such Party ever had or claimed to have or now has or claims to have presently or at any future date, against each other Party arising under, related to, or in connection with the JGB Claims (the foregoing released claims, the “Released JGB Claims”); provided, however, that each Party expressly reserves, and nothing herein shall impair, all of its rights, actions, defenses, objections, causes of action, and claims it might have against each other Party that are not Released JGB Claims, including, without limitation, (a) the net amounts, as between each relevant pair of LBSF, LBIE, and LBJ, resulting from (i) income arising on the relevant securities during the period of the applicable Intercompany Transaction, (ii) price differential payable under the Intercompany Transaction in accordance with the relevant contract, and (iii) the difference between the value of the collateral subject to the Intercompany Transaction and the cash amount payable thereunder and (b) those monetary amounts as agreed or to be agreed between LBIE and LBJ as owing by LBIE to LBJ under the transactions between LBIE and LBJ pursuant to the Master Agreement Concerning Gensaki Transactions of Bonds, dated April 1, 2002, and any failed transaction or other costs relating thereto; provided, further, that in the case of each Intercompany Transaction, the Japanese Government Bonds are assumed to have been delivered or redelivered, as the case may be, to the relevant party in accordance with the terms of the relevant Intercompany Transaction.

2.

Each Party represents and warrants to each other Party that, subject to Bankruptcy Court approval to the extent necessary, (i) the execution, delivery, and performance by such Party of this Letter Agreement and the releases contemplated under this Letter Agreement are within the powers of such Party and have been duly authorized by all necessary action on the part of such Party, (ii) this Letter Agreement has been duly executed and delivered by such Party and constitutes a valid and binding obligation of such Party, enforceable against such Party in accordance with the terms hereof, (iii) it is not relying upon any statements, understandings, representations, expectations, or agreements other than those expressly set forth in this Letter Agreement, (iv) it has had the opportunity to be represented and advised by legal counsel in connection with this Letter Agreement, which it enters voluntarily and of its own choice and not under coercion or duress, (v) it has made its own investigation of the facts relating to Intercompany Transactions to which it is a party and is relying upon its own knowledge and the advice of its counsel, (vi) it has no expectation that any of the other Parties will disclose facts material to the Letter Agreement to it, and (vii) it knowingly waives any and all claims that entry into this Letter Agreement was induced by any misrepresentation or nondisclosure and knowingly waives

2

any and all rights to rescind or avoid this Letter Agreement based upon presently existing facts, known or unknown.

3.

This Letter Agreement shall be effective upon the effective date of the chapter 11 plan of LBHI and its affiliated debtors.

4.

This Letter Agreement will be construed and enforced in accordance with, and the rights of the Parties shall be governed by, the laws of the State of New York (including section 5-1401 of the New York General Obligations Law), without regard to conflicts of laws principles that would require the application of the law of another jurisdiction. The Bankruptcy Court shall have exclusive jurisdiction over any action or proceeding with respect to this Letter Agreement and each Party agrees to submit to such jurisdiction and to waive any defense based on the location or jurisdiction of such court.

5.

This Letter Agreement may only be amended or modified and any of the terms hereof may be waived only by an instrument in writing signed by each of the Parties.

6.

This Letter Agreement may be executed in counterparts, each of which constitutes an original, and all of which, collectively, constitute only one agreement. The signatures of all of the Parties need not appear on the same counterpart. Signatures to this Letter Agreement may be exchanged by facsimile transmission and/or electronic mail and shall constitute originals for all purposes.

Kindly acknowledge and confirm your agreement to the foregoing by execution of this Letter Agreement by a duly authorized representative below where indicated and delivery of such representative’s signature to LBHI via facsimile or electronic mail. Each person who executes this Letter Agreement on behalf of a Party represents and warrants that he or she is duly authorized and empowered to execute and deliver this Letter Agreement on behalf of such Party.

Sincerely,

LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation, as Debtor and Debtor in Possession in its chapter 11 case in the United States Bankruptcy Court for the Southern District of New York, Case No. 08-13555 (JMP)

By:

Name: Daniel Ehrmann
Title: SVP

3

LEHMAN BROTHERS SPECIAL FINANCING INC., a Delaware corporation, as Debtor and Debtor in Possession in its chapter 11 case in the United States Bankruptcy Court for the Southern District of New York, Case No. 08-13555 (JMP)

By:

Name: Daniel Ehrmann
Title: VP

LEHMAN BROTHERS JAPAN INC.

By: Masaki Kanehyo
Title: Representative Liquidator

LEHMAN BROTHERS INTERNATIONAL

(EUROPE) (IN ADMINISTRATION)

By:

Name:
Title:

For the joint administrators, Anthony Victor Lomas, Steven Anthony Pearson, Michael John Andrew Jervis, Dan Yoram Schwarzmann and Derek Anthony Howell acting for and on behalf of Lehman Brothers International (Europe) as agents and without personal liability.

4

LEHMAN BROTHERS SPECIAL FINANCING INC., a Delaware corporation, as Debtor and Debtor in Possession in its chapter 11 case in the United States Bankruptcy Court for the Southern District of New York, Case No. 08-13555 (JMP)

By:

Name:
Title:

LEHMAN BROTHERS JAPAN INC.

By: Masaki Kanehyo
Title: Representative Liquidator

LEHMAN BROTHERS INTERNATIONAL

(EUROPE) (IN ADMINISTRATION)

By:

Name:
Title:

For the joint administrators, Anthony Victor Lomas, Steven Anthony Pearson, Michael John Andrew Jervis, Dan Yoram Schwarzmann and Derek Anthony Howell acting for and on behalf of Lehman Brothers International (Europe) as agents and without personal liability.

4

LEHMAN BROTHERS SPECIAL FINANCING INC., a Delaware corporation, as Debtor and Debtor in Possession in its chapter 11 case in the United States Bankruptcy Court for the Southern District of New York, Case No. 08-13555 (JMP)

By:

Name:
Title:

LEHMAN BROTHERS JAPAN INC.

By: Masaki Kanehyo
Title:	Representative Liquidator

LEHMAN BROTHERS INTERNATIONAL

(EUROPE) (IN ADMINISTRATION)

By:

Name: PAUL COPLEY
Title: PARTNER, PRICEWATERHOUSECOOPERS LLP

For the joint administrators, Anthony Victor Lomas, Steven Anthony Pearson, Michael John Andrew Jervis, Dan Yoram Schwarzmann and Derek Anthony Howell acting for and on behalf of Lehman Brothers International (Europe) as agents and without personal liability.

4

Japanese bonds at LBSF as at 12 September 2008

CUSIP	ISIN	Security Description	Long /(Short) Position	MV at 12 Sept 2008 (US$)	Financing Positions with LBJ	LBIE/LBJ Repo Trade Ref	LBIE view vs LBJ
			Between LBIE/ LBSF
Short JGB
								Diff
1JP127440	JP1200971792	JAPAN GOVERNMENT TWENTY YEAR BOND SERIES# 97 2.200% 20270920	(15,000,000,000)	(141,225,000)	(15,000,000,000)	YM62SJ	(15,000,000,000)	0
1JP553157	JP1201031877	JAPAN GOVERNMENT TWENTY YEAR BOND SERIES# 103 2.300% 2028062	(7,000,000,000)	(66,829,000)	(7,000,000,000)	YM63FG	(7,000,000,000)	0
1JP299413	JP12009917C3	JAPAN GOVERNMENT TWENTY YEAR BOND SERIES# 99 2.100% 20271220	(7,000,000,000)	(64,813,000)	(6,884,000,000)	YM62VQ	(6,884,000,000)	0
1JP404757	JP1201001839	JAPAN GOVERNMENT TWENTY YEAR BOND SERIES# 100 2.200% 2028032	(4,000,000,000)	(37,588,000)	(3,500,000,000)	YM63BP	(3,500,000,000)	0
1JP501701	JP1102931860	JAPAN GOVERNMENT TEN YEAR BOND SERIES# 293 1.800% 20180620	(3,000,000,000)	(28,605,000)	(26,310,000,000)	YM63CQ	(26,310,000,000)	0
1JP504283	JP1120161862	JAPANESE GOVT CPI LINKED BOND SERIES# 16 1.400% 20180610	(2,949,200,000)	(27,572,071)	(10,890,200,000)	YM63CZ	(10,890,200,000)	0
1JP922295	JP1120121767	JAPANESE GOVT CPI LINKED BOND SERIES# 12 1.200% 20170610	(2,883,700,000)	(27,011,618)	(1,016,700,000)	YM62LX	(1,016,700,000)	0
1JP284878	JP11201417C2	JAPANESE GOVT CPI LINKED BOND SERIES# 14 1.200% 20171210	(2,843,700,000)	(26,352,568)	(75,227,000,000)	YM62S8	(75,227,000,000)	0
1JP763335	JP11201016C2	JAPANESE GOVT CPI LINKED BOND SERIES# 10 1.100% 20161210	(2,817,400,000)	(26,137,020)	(45,495,900,000)	YM62JP	(45,495,900,000)	0
1JP570623	JP1120081664	JAPANESE GOVT CPI LINKED BOND SERIES# 8 1.000% 20160610	(2,791,600,000)	(25,992,588)	(36,057,200,000)	YM62G6	(36,057,200,000)	0
1JP088972	JP1050661790	JAPAN GOVERNMENT FIVE YEAR BOND SERIES# 66 1.100% 20120920	(2,500,000,000)	(23,297,500)	(2,600,000,000)	YM62RQ	(2,600,000,000)	0
1JP289778	JP10506817C7	JAPAN GOVERNMENT FIVE YEAR BOND SERIES# 68 1.100% 20121220	(2,500,000,000)	(23,280,000)	(2,200,000,000)	YM62TG	(2,200,000,000)	0
1JP419953	JP1120151848	JAPANESE GOVT CPI LINKED BOND SERIES# 15 1.400% 20180310	(1,480,300,000)	(13,874,852)	(6,480,300,000)	YKQ278	(6,490,300,000)	(10,000,000)
						YM63B4	10,000,000	10,000,000
1JP377128	JP1120051592	JAPANESE GOVT CPI LINKED BOND SERIES# 5 0.800% 20150910	(1,441,500,000)	(13,361,264)	(1,441,500,000)	YM61KN	3,000,000	1,444,500,000
						YKQ2M9	(1,444,500,000)	(1,444,500,000)
1JP339664	JP1120041569	JAPANESE GOVT CPI LINKED BOND SERIES# 4 0.500% 20150610	(1,437,500,000)	(13,128,688)	(17,937,500,000)	YM61JH	(17,937,500,000)	0
1JP867276	JP1120111743	JAPANESE GOVT CPI LINKED BOND SERIES# 11 1.200% 20170310	(1,348,600,000)	(12,621,547)	(31,852,600,000)	YK30R7	(4,504,000,000)	27,348,600,000
						YKQ2WV	(30,351,600,000)	(30,351,600,000)
						YM62K7	3,003,000,000	3,003,000,000
1JP699331	JP11200916A8	JAPANESE GOVT CPI LINKED BOND SERIES# 9 1.100% 20160910	(1,338,700,000)	(12,472,668)	(7,098,500,000)	YKQ2TP	(7,118,500,000)	(20,000,000)
						YM62HZ	20,000,000	20,000,000
1JP422643	JP11200615C2	JAPANESE GOVT CPI LINKED BOND SERIES# 6 0.800% 20151210	(1,312,500,000)	(12,107,813)	(29,562,500,000)	YM61LL	(29,562,500,000)	0
1JP188269	JP11201317A8	JAPANESE GOVT CPI LINKED BOND SERIES# 13 1.300% 20170910	(1,285,100,000)	(12,060,664)	1,267,900,000	YKQ21S	(23,734,100,000)	(25,002,000,000)
						YM62SQ	25,002,000,000	25,002,000,000
1JP504556	JP1120071632	JAPANESE GOVT CPI LINKED BOND SERIES# 7 0.800% 20160310	(1,270,500,000)	(11,680,977)	(21,270,500,000)	YM614L	5,065,000,000	26,335,500,000
						YKQ2Q6	(26,335,500,000)	(26,335,500,000)
1JP263476	JP11200314C2	JAPANESE GOVT CPI LINKED BOND SERIES# 3 0.500% 20141210	(1,229,400,000)	(11,205,981)	(1,427,400,000)	YM61FG	(1,427,400,000)	0
1JP197518	JP1120021462	JAPANESE GOVT CPI LINKED BOND SERIES# 2 1.100% 20140610	(789,200,000)	(7,512,395)	(789,200,000)	YM603N	(789,200,000)	0
1JP145988	JP1120011430	JAPANESE GOVT CPI LINKED BOND SERIES# 1 1.200% 20140310	(281,500,000)	(2,689,451)	(281,500,000)	YM61H4	1,000,000	282,500,000
						YKQ2F7	(282,500,000)	(282,500,000)
		Subtotal - Short JGB	(68,500,400,000)	(641,419,662)	(349,054,600,000)		(349,054,600,000)	0
Long JGB							812,000,000
1JP507849	JP1050721867	JAPAN GOVERNMENT FIVE YEAR BOND SERIES# 72 1.500% 20130620	10,290,000,000	97,425,720	812,000,000	YM63C9	812,000,000	0

		Subtotal - Long JGB	10,290,000,000	97,425,720	812,000,000		812,000,000

		TOTAL JGB	(58,210,400,000)	(543,993,942)	(348,242,600,000)		(348,242,600,000)
							(348,242,600,000)
							0

EXHIBIT 5

PART D – AGREEMENT AMONG DEBTORS, LBLIS GROUP ENTITIES, AND

U.K. AFFILIATES

Execution Version

SETTLEMENT AGREEMENT

This Settlement Agreement (the “Agreement”) is made and entered into as of October 24, 2011, by and among the Debtors,1 the LBLIS Group Entities,2 the UK Administration Companies3 (acting by their joint administrators, Anthony Victor Lomas, Steven Anthony Pearson, Michael John Andrew Jervis, Dan Yoram Schwarzmann and Derek Anthony Howell, collectively, the “Joint Administrators”),4 the UK Liquidation Companies5 (acting by their joint liquidators Derek Anthony Howell and Ian Oakley-Smith, collectively, the “Joint Liquidators”)6 and the Other UK Affiliates7 (the UK Administration Companies,

1   As used herein, “Debtors” means Lehman Brothers Holdings Inc. (“LBHI”); Lehman Brothers Special Financing Inc. (“LBSF”); Lehman Commercial Paper Inc. (“LCPI”); Lehman Brothers Commercial Corporation; Lehman Brothers Financial Products Inc.; Lehman Brothers OTC Derivatives Inc. (“LOTC”); Lehman Brothers Derivative Products Inc.; Lehman Brothers Commodity Services Inc. (“LBCS”); Lehman Scottish Finance L.P.; CES Aviation LLC; CES Aviation V LLC; CES Aviation IX LLC; East Dover Limited (“East Dover”); Luxembourg Residential Properties Loan Finance S.a.r.l.; BNC Mortgage LLC; Structured Asset Securities Corporation; LB Rose Ranch LLC; LB 2080 Kalakaua Owners LLC; LB Somerset LLC; LB Preferred Somerset LLC; LB 745 LLC (“LB 745”); PAMI Statler Arms LLC.

2   As used herein, “LBLIS Group Entities” means Lehman Brothers Luxembourg Investments Sarl (“LBLIS”), Lehman Brothers Holdings Scottish LP (“LB Scottish”), and Lehman Brothers UK Holdings (Delaware) Inc. (“LB UK Delaware”).

3   As used herein, “UK Administration Companies” means Lehman Brothers International (Europe) (“LBIE”); Lehman Brothers Limited (“LBL”); Lehman Brothers Holdings PLC; LB UK Re Holdings Limited (“UK Re”); Storm Funding Limited; Mable Commercial Funding Limited; Lehman Brothers Europe Limited; Lehman Brothers UK Holdings Limited (“LB UK Holdings”); LB UK Financing Ltd; LB SF No. 1; Cherry Tree Mortgages Limited; Lehman Brothers Lease & Finance No. 1 Limited; Zestdew Limited; Monaco NPL (No. 1) Limited; Lehman Commercial Mortgage Conduit Limited; LB RE Financing No. 3 Limited; Lehman Brothers (PTG) Limited; Eldon Street Holdings Limited; LB Holdings Intermediate 2 Limited; and Thayer Properties Limited (each in administration).

4   A reference to the Joint Administrators shall be construed as being to the Joint Administrators both jointly and severally and to any other person who is appointed as an administrator in substitution for any administrator or as an additional administrator in conjunction with the Joint Administrators.

5   As used herein, “UK Liquidation Companies” means Eldon Street (Cube) Limited; Eldon Street (Raven) Limited; Lehman Brothers Equity (Nominees Number 7) Limited; Platform Home Mortgage Securities No. 4 Limited; Platform Commercial Mortgage Limited; Lehman Brothers (Indonesia) Limited; Grace Hotels Limited; LBO Investments Limited; LBQ Funding (UK); and LB Lomond Investments (each in liquidation).

6   A reference to the Joint Liquidators shall be construed as being to the Joint Liquidators both jointly and severally and to any other person who is appointed as a liquidator in substitution for any liquidator or as an additional liquidator in conjunction with the Joint Liquidators.

acting by their Joint Administrators, the UK Liquidation Companies, acting by their Joint Liquidators, and the Other UK Affiliates, collectively, the “UK Affiliates”). The Debtors, the LBLIS Group Entities and the UK Affiliates shall each be referred to individually as a “Party” and collectively as the “Parties”; provided that the terms “Party” and “Parties” refer to any of the LBLIS Group Entities solely to the extent set forth in Section 2.13(m) hereof.

RECITALS

WHEREAS, on September 15, 2008 and on various dates thereafter, each of the Debtors commenced a voluntary case under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”), which cases are being jointly administered under Case Number 08-13555 (JMP) (the “Chapter 11 Cases” and each a “Chapter 11 Case”);

WHEREAS, on September 15, 2008 and on various dates thereafter, the UK Administration Companies entered English administration proceedings pursuant to the English Insolvency Act 1986 and the UK Liquidation Companies entered liquidation in the UK (collectively, the “UK Proceedings”);

WHEREAS, the Joint Administrators were appointed as the joint administrators of the Administration Companies and the Joint Liquidators were appointed as the joint liquidators of the Liquidation Companies;

WHEREAS, on August 25, 2011, Thayer Group and Thayer Properties (collectively, the “Thayer Liquidation Companies”) entered liquidation proceedings in Jersey, United Kingdom and the Thayer Liquidators were appointed as the liquidators of the Thayer Liquidation Companies; and

(continued…)

7   As used herein, “Other UK Affiliates” means Acenden Limited (f/k/a Capstone Mortgage Services Limited); Blue I Real Estate Limited; Eldon Street (Birchin) Limited; Eldon Street (Colbert Orco) Limited; Eldon Street (Fidenza) Limited; Eldon Street (Harley) Limited; Eldon Street (Jefferson) Limited; Harley Property Ventures Limited; LB Holdings Intermediate 1 Limited; LB SF Warehouse Limited; LB Yellow (No. 1) Limited; MBAM Investor Limited; Myra Sarl; Parkmetro Limited; Preferred Group Limited; Preferred Holdings Limited; Preferred Mortgages Limited; Resetfan Limited; SM Funding No. 1 Limited; Southern Pacific Funding 3 Ltd.; Southern Pacific Mortgage Ltd.; Southern Pacific Personal Loans Limited; Southern Pacific Residuals 4 Limited; Stepstone Mortgage Funding Limited; Thayer Group Limited (in liquidation) (“Thayer Group”) (acting by its joint liquidators, Nick Vermeulen and Mark James, collectively, the “Thayer Group Liquidators”); Thayer Properties (Jersey) Limited (in liquidation) (“Thayer Properties”) (acting by its joint liquidators, Nick Vermeulen and Mark James, the “Thayer Properties Liquidators” and together with the Thayer Group Liquidators, the “Thayer Liquidators”); and Yellow Real Estate Limited.

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WHEREAS, the UK Affiliates filed the proofs of claim listed on Schedule 1 attached hereto (collectively, the “Proofs of Claim”) against certain Debtors on behalf of themselves and/or to preserve the rights of certain other entities with beneficial interests held through certain of the UK Affiliates;

WHEREAS, certain of the Debtors have asserted that they have claims against certain of the UK Affiliates, including claims asserted by LBHI against LBIE and certain other UK Affiliates in respect of intercompany funding (the “Funding Claims”);

WHEREAS, the Debtors, the UK Administration Companies and the UK Liquidation Companies have entered into that certain tolling and forbearance agreement dated as of September 3, 2010, and the Debtors have entered into certain other tolling agreements with certain of the Other UK Affiliates (collectively, the “Tolling Agreements”);

WHEREAS, on September 1, 2011, the Debtors filed the Third Amended Joint Chapter 11 Plan of Lehman Brothers Holdings Inc. and its Affiliated Debtors [Docket No. 19627] (the “Current Plan” and as amended, modified or supplemented by the Debtors from time to time, the “Plan”);

WHEREAS, on September 1, 2011 by amended order of the Bankruptcy Court [Docket No. 19631] (the “Disclosure Statement Approval Order”), the Bankruptcy Court approved the Disclosure Statement for the Third Amended Joint Chapter 11 Plan of Lehman Brothers Holdings Inc. and its Affiliated Debtors (such disclosure statement as modified on September 15, 2011 by order of the Bankruptcy Court [Docket No. 20016], the “Disclosure Statement”);

WHEREAS, on September 13, 2011 certain of the Parties entered into that certain Stipulation and Agreement for Provisional Allowance of Claims Solely for Purposes of Voting [Docket No. 19913] (the “Voting Stipulation”) setting forth the amounts, if any, in which the UK Affiliates are entitled to vote upon the Plan;

WHEREAS, substantially contemporaneously hereof, certain of the Parties have entered into that certain Claim Reserve Agreement (the “Claim Reserve Agreement”) attached hereto as Exhibit A; and

WHEREAS, the Debtors and the UK Affiliates desire to resolve all disputes and all other outstanding issues among them (except as expressly excluded herein) and to avoid extensive and expensive litigation thereon.

NOW, THEREFORE, in consideration of the recitals stated above, the agreements, promises and warranties set forth below and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

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ARTICLE 1

DEFINITIONS

SECTION 1.01.    Except as otherwise specified herein or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Agreement.

“A&M” means Alvarez and Marsal North America, LLC, in its capacity as agents of the Debtors.

“Admitted Claims” means, collectively, the LCPI/LBIE Claim, the LBCS/LBIE Claim, and the Other Debtor Claims.

“Affiliate” has the meaning ascribed to it in section 101(2) of the Bankruptcy Code.

“Allowed Claims” means, collectively, the LBIE Guarantee Claim, the LBIE/LBSF Claim, the LBIE/LOTC Claim and the UK Affiliates Claims.

“Alternative Plan” means any chapter 11 plan for the Debtors that is neither proposed nor supported (directly or indirectly) by the Debtors.

“Applicable Class” means, for any claim of any UK Affiliate against any Debtor, (i) with respect to the Current Plan, the “Class” (as defined in the Current Plan) set forth in Schedule 9 hereto for which such UK Affiliate is designated the “Applicable UK Affiliate” and such Debtor is designated the “Applicable Debtor” and (ii) with respect to any Plan (other than the Current Plan), the category of claims that each applicable UK Affiliate and the applicable Debtor mutually determine in good faith is most similarly situated to the “Class” (as defined in the Current Plan) set forth in Schedule 9 hereto for which such UK Affiliate is designated the “Applicable UK Affiliate” and such Debtor is designated the “Applicable Debtor”.

“Assigned Debtor Interest” has the meaning ascribed to it in Section 5.04(b).

“Assigned Debtor/LBIE Assets” means all LBSF/LBIE Assets, all Assigned LBCS/LBIE Assets, and all LCPI/LBIE Assets, in each case, other than (i) Competing Claims that are waived and released pursuant to Section 2.05(c) and (ii) to the extent relevant, the securities to be transferred in accordance with the Unfunded Notes Settlement Agreement.

“Assigned LBCS/LBIE Assets” means all LBCS/LBIE Assets other than the Returned LBCS/LBIE Assets.

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“Assigned UK Affiliate Interest” has the meaning ascribed to it in Section 4.04(b).

“Bankruptcy Code” has the meaning ascribed to it in the Recitals.

“Bankruptcy Court” has the meaning ascribed to it in the Recitals.

“Bankhaus” means Lehman Brothers Bankhaus A.G.

“Bankhaus Claim” means LBIE’s claim against Bankhaus on account of Client Money deposited with Bankhaus to have recognized a right of separate satisfaction (Aussonderungsrecht, Sec. 47 German Insolvency Code) or, in the alternative, to have recognized a general unsecured claim for such Client Money.

“Bankhaus Claim Litigation” means the litigation in Germany between LBIE and Bankhaus in respect of the Bankhaus Claim.

“Bankhaus Non-Trust Claim” has the meaning ascribed to it in Section 2.01(b).

“Bankhaus Resolution Date” means the date on which the Bankhaus Claim Litigation is finally settled or adjudicated.

“Bankhaus Trust Claim” has the meaning ascribed to it in Section 2.01(b).

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks are authorized to close under the laws of, or are in fact closed in, the State of New York or the United Kingdom.

“Causes of Action” means all manners of action, causes of action, judgments, executions, debts, liabilities, demands, rights, damages, costs, rights, expenses, and claims of every kind, nature, and character whatsoever.

“Chapter 11 Cases” has the meaning ascribed to it in the Recitals.

“Claim Reserve Agreement” has the meaning ascribed to it in the Recitals.

“Client Money” means “Client Money” as defined in the UK Financial Services Authority’s rules, and any proceeds thereof.

“Client Money Tracing Application” means any application in any court in which LBIE, or any beneficiary (other than any Debtor or any Debtor-Controlled Entity) of the Client Money Trust, or their respective successors in title or assignees, seeks direction from a court of competent jurisdiction with respect to Client Money tracing issues.

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“Client Money Tracing Claim” means any claim by LBIE, or any beneficiary (other than any Debtor or any Debtor-Controlled Entity) of the Client Money Trust, or their respective successors in title or assignees, against any entity (including any of the Debtors) arising under, related to, or connected with any Proprietary Interest that LBIE, or any beneficiary (other than any Debtor or any Debtor-Controlled Entity) of the Client Money Trust, or their respective successors in title or assignees, has in any asset by reason of an interest as trustee under, or beneficiary of, the Client Money Trust (including any cash in any currency) or the proceeds thereof.

“Client Money Trust” means the trust on which LBIE held and holds Client Money pursuant to the UK Financial Services Authority’s rules.

“Competing Claim” means a claim by a Debtor to a beneficial interest in, or to delivery of, or to the proceeds of or any derived asset or income arising from, any securities or money in LBIE’s custody or control, for which LBIE reasonably believes in good faith that its books and records indicate that any UK Affiliate (except LBIE) also has such a claim in relation to the same stockline or money, it being understood that a Security Interest is not such a claim.

“Compromised Structured Securities” means those Structured Securities set forth in Schedule 2.

“Confirmation Order” means an order of the Bankruptcy Court, in form and substance reasonably satisfactory to LBIE, (i) confirming the Plan pursuant to section 1129 of the Bankruptcy Code; (ii) approving, pursuant to Rule 9019 the Federal Rules of Bankruptcy Procedure and applicable provisions of the Bankruptcy Code, the terms of this Agreement; and (iii) authorizing the Debtors to take all necessary corporate actions to consummate the transactions contemplated by this Agreement.

“Current LBLIS Managers” has the meaning ascribed to it in Section 2.13(a).

“Current Plan” has the meaning ascribed to it in the Recitals.

“Debtor Claim Transferee” has the meaning ascribed to it in Section 5.04(b).

“Debtor-Controlled Entity” means the (i) LBLIS Group Entities and (ii) any Affiliate of the Debtors that is directly or indirectly managed or controlled by a Debtor, either immediately before or at any time after the Execution Date, but is not a Party.

“Debtor Released Party” means each UK Affiliate, and each of its Joint Administrators, Joint Liquidators, directors, officers, employees, representatives,

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agents, financial advisors, accountants, attorneys and representatives, each of the foregoing solely in their respective capacity as such.

“Debtors” has the meaning ascribed to it in the Preamble.

“Disclosure Statement” has the meaning ascribed to it in the Recitals.

“Disclosure Statement Approval Order” has the meaning ascribed to it in the Recitals.

“East Dover” has the meaning ascribed to it in the Preamble.

“Effective Date” means the earliest date on which each of the following conditions are satisfied (or will be satisfied substantially simultaneously with the occurrence of the Effective Date) or waived by the Parties:

 (i)    the Plan (incorporating in full this Agreement) is effective in accordance with its terms; and

(ii)    the LBJ Settlement Agreement is approved by the Bankruptcy Court and effective in accordance with its terms.

“Existing NDA” means that certain letter agreement in respect of the treatment of confidential information dated June 30, 2010 by and between LBHI, for itself, its subsidiaries and its controlled affiliates, and certain of the UK Administration Companies and UK Liquidation Companies.

“Excluded Items” means, collectively:

 (i)    subject to Section 2.12, each Party’s rights, obligations, claims and causes of action against any entity (including any Lehman Entity or Extended Lien Claimant) other than the Parties, the Debtor Released Parties and the UK Affiliate Released Parties, and such entities’ rights, obligations, claims, defenses and causes of action against any Party;

(ii)    each Party’s rights, obligations, claims, defenses and causes of action arising under, related to, or connected with:

(A)    any Surviving Contract;

(B)    subject to Section 2.22 and the proviso in Section 4.04(b), any Trust Claim other than the LBIE Guarantee Claim;

(C)    any funds received by any Debtor after such Debtor’s Insolvency Filing Time (i) on behalf of any UK Affiliate

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or (ii) by way of payment or transfer by any third party in respect of any debt or other obligation owed to any UK Affiliate;

(D)    other than in respect of any RASCALS Assets or any Assigned Debtor/LBIE Assets, any funds received by any UK Affiliate after the earlier of such UK Affiliate’s Insolvency Filing Time (where applicable) and the Execution Date (i) on behalf of any Debtor or (ii) by way of payment or transfer by any third party in respect of any debt or other obligation owed to any Debtor;

(E)    subject to Section 2.01(d), Section 2.02(b), Section 2.02(c), Section 2.03(c), Section 2.03(e), Section 2.11(a), Section 2.19, Section 2.21 and Section 2.23, any Extended Lien Claim; or

(F)    subject to Section 2.11 and the provisos in Section 5.04(b), the R3 Claim and the JPM Claim, and all rights in connection thereto, including any rights to any assets in LBIE’s custody or control, whether direct or indirect, or held by a sub-custodian or any other party on behalf of LBIE; and

(iii)    subject to Section 2.20, LBIE’s rights, obligations, claims and causes of action arising under, related to, or connected with any LBIE Structured Securities.

“Execution Date” means the earliest date on which each of the following conditions are satisfied:

 (i)    this Agreement is executed and delivered by the Parties; and

(ii)    the Claim Reserve Agreement is executed and delivered by the parties thereto.

“Extended Lien Application” means the application dated June 6, 2011 brought by LBIE in respect of Extended Lien Claims and currently before the English High Court.

“Extended Lien Asia Application” means the application dated 29 July 2011 brought by Lehman Brothers Securities Asia Limited in respect of Extended Lien Claims and currently before the Hong Kong Courts.

“Extended Lien Asset” means any securities or money held on a segregated basis or otherwise by or on behalf of the Holding Affiliate (i) as to which (1) an

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Ownership Claimant has asserted or could assert a beneficial interest or (2) the Holding Affiliate, based on the information available to it, has concluded that an Ownership Claimant may have a beneficial interest (in each case, either for itself or on behalf of an underlying client of that Ownership Claimant) and in either case an Extended Lien Claimant asserts or could assert an Extended Lien Claim; or (ii) that were so held at the Holding Affiliate’s Insolvency Filing Time, and in any case any asset received or receivable by the Holding Affiliate after its Insolvency Filing Time arising out of or derived from any securities or money that was or were an Extended Lien Asset at or immediately before the time at which that other asset was received.

“Extended Lien Claim” means any claim that a term of an agreement between a Holding Affiliate and an Ownership Claimant confers a Security Interest in respect of an Extended Lien Asset in relation to debts owed not only by the Ownership Claimant to the Holding Affiliate but also to any other Lehman Entity, including any person claiming through or against such other Lehman Entity.

“Extended Lien Claimant” means any Lehman Entity that may assert, and/or have, a Security Interest in Extended Lien Assets held by or on behalf of a Holding Affiliate.

“Final Order” means an order of the Bankruptcy Court or any other court of competent jurisdiction (i) that is in full force and effect, (ii) is not reversed or vacated and (iii) as to which the time to appeal, petition for certiorari, and move for reargument or rehearing has expired and (1) as to which no appeal, petition for certiorari, or other proceedings for reargument or rehearing shall then be pending or (2) in the event that an appeal, writ of certiorari, or reargument or rehearing thereof has been timely sought, such appeal, writ of certiorari, or reargument or rehearing shall have been withdrawn, denied or resolved by the highest court to which such order was appealed or from which certiorari, rehearing or reargument was sought; provided that the possibility that a motion under Rule 59 or Rule 60 of the Federal Rules of Civil Procedure, or any analogous rule under the Federal Rules of Bankruptcy Procedure or applicable law, may be filed with respect to such order shall not prevent such order from being a Final Order.

“Funding Claim” has the meaning ascribed to it in the Recitals.

“Holding Affiliate” means a Lehman Entity that holds or held Extended Lien Assets as to which one or more Ownership Claimants may assert, or have, beneficial ownership claims and as to which one or more Extended Lien Claimants may assert or have an Extended Lien Claim.

“House Proofs of Claim” means those claims asserted in the Proofs of Claim other than the Trust Claims.

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“Insolvency Filing Time” means the time at which a Lehman Entity commenced an insolvency, bankruptcy, administration, liquidation, winding-up, receivership or similar proceeding in such Lehman Entity’s relevant jurisdiction (or the time at which such a proceeding was commenced in relation to such Lehman Entity), whether by the filing of one or more petitions or papers (including a petition under chapter 11 of the Bankruptcy Code), by the entry of an order for relief, by obtaining an order of a court of competent jurisdiction, or otherwise; provided that, in the case of a Lehman Entity in liquidation in the United Kingdom where such liquidation was immediately preceded by an administration, the Insolvency Filing Time for such Lehman Entity shall be the time at which it entered administration where English law so provides in relation to the company in question.

“ITS” means the ITS trading system (also known as “International Trading System”), which various Lehman Entities used to record, clear, monitor and settle client and intercompany transactions, depot holdings and securities positions.

“Joint Administrators” has the meaning ascribed to it in the Preamble.

“Joint Liquidators” has the meaning ascribed to it in the Preamble.

“JPM Claim” means all claims for which LBHI is subrogated to a claim of any JPM Entity against LBIE, to the extent of the payments made by LBHI or applied from LBHI’s property to such claim of such JPM Entity pursuant to that certain Collateral Disposition Agreement among JPMorgan Chase Bank, N.A. and the Debtors dated March 16, 2010.

“JPM Claim Proposal” has the meaning ascribed to it in Section 2.11(b).

“JPM Entity” means JPMorgan Chase Bank, N.A. or any of its affiliates.

“LB 745” has the meaning ascribed to it in the Preamble.

“LBCS” has the meaning ascribed to it in the Preamble.

“LBCS/LBIE Claim” has the meaning ascribed to it in Section 2.03(c).

“LBCS/LBIE Assets” means any right, title or interest that LBCS may have in securities (a) in LBIE’s custody or control or (b) that are set forth on Schedule 3, in each case, together with all security entitlements (as such term is defined under Section 8-102 of the New York Uniform Commercial Code) with respect thereto and all proceeds thereof, including derived income and redemption proceeds.

“LBHI” has the meaning ascribed to it in the Preamble.

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“LBHI Client Money Payment” has the meaning ascribed to it in Section 2.22(b).

“LBHI-LB Lux Share” has the meaning ascribed to it in Section 2.12(a).

“LBHI/LBIE Assets” means those assets set forth in Schedule 4.

“LBIE” has the meaning ascribed to it in the Preamble.

“LBIE Extended Lien Asset” means any Extended Lien Asset in respect of which LBIE is an Ownership Claimant.

“LBIE Guarantee Claim” has the meaning ascribed to it in Section 2.01(a).

“LBIE/LBSF Claim” has the meaning ascribed to it in Section 2.02(a).

“LBIE-LB Lux Litigation” means, collectively, the (i) judicial proceedings that are currently pending before the second chamber of the Luxembourg District Court (tribunal d’arrondissement), sitting in commercial matters, registered under the number 135.350, that have been introduced by LBIE by writ of summons served on the liquidators of LB Lux on 19 January 2011, following the rejection by the liquidators of LB Lux of the statement of claim submitted by LBIE in the LB Lux liquidation proceedings and (ii) any other proceedings or Causes of Action that arise from, are based on, connected with, alleged in or related to any of the facts or circumstances at issue in the judicial proceedings referred to in clause (i).

“LBIE-LB Lux Payment Amount” has the meaning ascribed to it in Section 2.12(c)(iv).

“LBIE-LB Lux Share” has the meaning ascribed to it in Section 2.12(a).

“LBIE/LOTC Claim” has the meaning ascribed to it in Section 2.03(a).

“LBIE Non-Trust Guarantee Claim” has the meaning ascribed to it in Section 2.01(b).

“LBIE Structured Securities” means any Structured Securities other than any Compromised Structured Securities.

“LBIE Trust Guarantee Claim” has the meaning ascribed to it in Section 2.01(b).

“LBJ” means Lehman Brothers Japan Inc.

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“LBJ Settlement Agreement” means a settlement agreement among LBJ, LBSF, LBHI and LBIE in respect of their respective claims to the rights, title and interests in certain Japanese government bonds, in the form attached as Exhibit B, with such changes as may be agreed by LBSF, LBHI and LBIE.
“LBL” has the meaning ascribed to it in the Preamble.

“LBL Indemnified Person” has the meaning ascribed to it in Section 2.13(l).

“LBL Nominated Managers” has the meaning ascribed to it in Section 2.13(b).

“LBLIS” has the meaning ascribed to it in the Preamble.

“LBLIS Group Entities” has the meaning ascribed to it in the Preamble.

“LB Lux” means Lehman Brothers (Luxembourg) S.A. (in liquidation) or its estate, as applicable.

“LB Lux/LBIE Assets” means any assets (together with all security entitlements (as such term is defined under Section 8-102 of the New York Uniform Commercial Code) with respect thereto and all proceeds thereof, including derived income and redemption proceeds) in LBIE’s custody or control for which it has been determined by LBIE, acting in good faith, or by a final, non-appealable order of a court of competent jurisdiction that (i) LB Lux is the beneficial owner and (ii) no Lehman Entity has a Security Interest in such assets by virtue of any Extended Lien Claim.

“LB Scottish” has the meaning ascribed to it in the Preamble.

“LBSF” has the meaning ascribed to it in the Preamble.

“LBSF Creditor Debtors” means, collectively, LBHI, LBCS, LCPI, LB 745, and East Dover.

“LBSF/LBIE Assets” means any right, title or interest that LBSF may have in securities (a) in LBIE’s custody or control or (b) that are set forth on Schedule 5, in each case, together with all security entitlements (as such term is defined under Section 8-102 of the New York Uniform Commercial Code) with respect thereto and all proceeds thereof, including derived income and redemption proceeds.

“LB UK Delaware” has the meaning ascribed to it in the Preamble.

“LB UK Holdings” has the meaning ascribed to it in the Preamble.

“LCPI” has the meaning ascribed to it in the Preamble.

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“LCPI/LBIE Assets” means any right, title or interest that LCPI may have in securities (a) in LBIE’s custody or control or (b) that are set forth on Schedule 6, in each case, together with all security entitlements (as such term is defined under Section 8-102 of the New York Uniform Commercial Code) with respect thereto and all proceeds thereof, including derived income and redemption proceeds.

“LCPI/LBIE Claim” has the meaning ascribed to it in Section 2.03(b).

“Lehman Entities” means, collectively, LBHI and each of its Affiliates.

“LOTC” has the meaning ascribed to it in the Preamble.

“LPS Trust Claims” means (1) those claims in respect of Structured Securities asserted in Proof of Claim number 62783 and (2) those claims in respect of Structured Securities asserted in Proof of Claim numbers 62779, 62780, 62781, 62784, 62785, 62786, 62787, 62788 and 62789 to the extent that the securities to which such claims relate are not beneficially owned by LBIE as of the Execution Date.

“Other Debtor Claims” has the meaning ascribed to it in Section 2.05(a).

“Other UK Affiliates” has the meaning ascribed to it in the Preamble.

“Ownership Claimant” means a person which asserts and/or may have a beneficial interest (other than an interest which arises as a result of a Security Interest) in securities or the proceeds thereof or any asset or money derived therefrom held by or on behalf of any Holding Affiliate at such Holding Affiliate’s Insolvency Filing Time.

“Party” has the meaning ascribed to it in the Preamble.

“Plan” has the meaning ascribed to it in the Recitals.

“Proofs of Claim” has the meaning ascribed to it in the Recitals.

“Proprietary Interest” means any proprietary interest whatsoever (whether at law or in equity, and whether as trustee, beneficiary, absolute owner or otherwise).

“R3 Claim” means all claims assigned to LBHI pursuant to that certain Assignment of Claim entered into as of October 17, 2008, between R3 and LBHI, and for which, prior to the Execution Date, LBHI is subrogated to a claim of R3 against LBIE.

“R3 Claim Proposal” has the meaning ascribed to it in Section 2.11(b).

“R3” means R3 Capital Partners Master, L.P.

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“RASCALS Assets” means securities (other than, to the extent relevant, the securities to be transferred in accordance with the Unfunded Notes Settlement Agreement) acquired or otherwise received or held by LBIE for the account of any Debtor’s trading book that were, at any time, subject to processes known as Regulation and Administration of Safe Custody And globaL (or Local) Settlement, being intra-group processes that purported to and/or served to address, among other things, certain regulatory capital adequacy concerns of LBIE via (i) inter-company secured financing transactions referred to in the RASCALS Decision as “automatic RASCALS” and (ii) the process referred to in the RASCALS Decision as “manual RASCALS” whereby securities settled by LBIE for the account of Lehman affiliates’ trading books were subjected to inter-company financing transactions, in each case, including all proceeds thereof, all derived income in respect thereof and all redemption or sale proceeds in respect thereof.

“RASCALS Decision” means the judgment handed down by The Honourable Mr. Justice Briggs on November 19, 2010 in Case no. 7942 of 2008 in the English High Court, as reflected in the Order of November 19, 2010 that was sealed on December 23, 2010.

“Returned LBCS/LBIE Assets” means those assets set forth in Schedule 7.

“Security Interest” means any legal, equitable, contractual or possessory interest (or equivalent under any relevant legal system) of a person in an Extended Lien Asset that is in the nature of a lien, pledge, charge or other right that encumbers or restricts the entitlement of the owner or holder of that Extended Lien Asset until one or more obligations owed to that person are discharged in full.

“Standstill Entity” has the meaning ascribed to it in Section 2.09(a).

“Standstill Termination Date” has the meaning ascribed to it in Section 2.09(a).

“Structured Securities” means, collectively, the certain (i) structured notes issued by Lehman Brothers Treasury Co, B.V., (ii) certificates and warrants issued by Lehman Brothers Securities N.V., (iii) structured notes issued by LBHI, (iv) structured notes issued by Bankhaus, (v) structured securities issued by LB Lux, (vi) certificates issued by Lehman Brothers Finance S.A. (vii) any notes issued by any Lehman Entity under any notes program, including the European Medium Term Note Program and (viii) any securities issued by any Lehman Entity substantially similar to any of the foregoing.

“Supporting Creditor PSA” means each plan support agreement that the creditors listed on Exhibit 20 to the Disclosure Statement (as such exhibit may be amended or supplemented to include additional parties) entered into in connection with the Chapter 11 Cases.

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“Surviving Contracts” means all agreements among any of the UK Affiliates and any of the Debtors (i) that were entered into on or after September 15, 2008 (other than any Tolling Agreement) or (ii) are set forth on Schedule 8.

“Tax” means any tax, levy, impost, duty or other charge or withholding of a similar nature, including any related penalty or interest.

“Third-Party Creditor” has the meaning ascribed to it in Section 20.02.

“Tax Deduction” means any deduction or withholding for or on account of Tax.

“Terminated UK Affiliate” has the meaning ascribed to it in Section 11.02(b).

“Thayer Group” has the meaning ascribed to it in the Preamble.

“Thayer Group Liquidators” has the meaning ascribed to it in the Preamble.

“Thayer Liquidation Companies” has the meaning ascribed to it in the Recitals.

“Thayer Liquidators” has the meaning ascribed to it in the Preamble.

“Thayer Properties” has the meaning ascribed to it in the Preamble.

“Thayer Properties Liquidators” has the meaning ascribed to it in the Preamble.

“Tolling Agreements” has the meaning ascribed to it in the Recitals.

“Transfer” means any assignment, conveyance, recovery, payment, right, title, interest, sale, pledge, encumbrance, abandonment, disposition, participation or other transfer (or the proceeds of any of the foregoing) and may be used either as a verb or a noun.

“Trust Claim” means (i) the LBIE Guarantee Claim, (ii) any Client Money Tracing Claim and (iii) any LPS Trust Claim.

“UK Administration Companies” has the meaning ascribed to it in the Preamble.

“UK Affiliates” has the meaning ascribed to it in the Preamble.

“UK Affiliate Claim Transferee” has the meaning ascribed to it in Section 4.04(b).

“UK Affiliates Claims” has the meaning ascribed to it in Section 2.04.

“UK Affiliate Released Party” means A&M, each Debtor and each Debtor’s directors, officers, employees, representatives, agents, financial advisors,

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accountants, attorneys and representatives, each of the foregoing solely in their respective capacity as such.

“UK Liquidation Companies” has the meaning ascribed to it in the Preamble.

“UK Proceedings” has the meaning ascribed to it in the Recitals.

“UK Re” has the meaning ascribed to it in the Preamble.

“UK Re/LBIE Assets” means any assets (together with all security entitlements (as such term is defined under Section 8-102 of the New York Uniform Commercial Code) with respect thereto and all proceeds thereof, including derived income and redemption proceeds) in LBIE’s custody or control for which it has been determined by LBIE, acting in good faith, or by a final, non-appealable order of a court of competent jurisdiction that (i) UK Re is the beneficial owner and (ii) no Lehman Entity has a Security Interest in such assets by virtue of an Extended Lien Claim.

“Unfunded Notes Settlement Agreement” means that certain agreement dated on or prior to the date hereof between LBIE and LBSF, pursuant to which LBIE is to procure the transfer of certain securities to LBSF’s order.

“Voting Stipulation” has the meaning ascribed to it in the Recitals.

SECTION 1.02.    Other Definitional and Interpretative Provisions.    The words “hereof”, “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. References to Articles, Sections, Exhibits and Schedules are to Articles, Sections, Exhibits and Schedules of this Agreement unless otherwise specified. All Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized terms used in any Exhibit or Schedule but not otherwise defined therein, shall have the meaning as defined in this Agreement. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import. “Writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any statute shall be deemed to refer to such statute as amended from time to time and to any rules or regulations promulgated thereunder. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively. References

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to “law”, “laws” or to a particular statute or law shall be deemed also to include any and all applicable law. References to “third parties” shall be deemed to refer to entities that are not Lehman Entities.

ARTICLE 2

SETTLEMENT OF CLAIMS

SECTION 2.01.    LBIE’s Claims Against LBHI.

(a)    On the Effective Date, LBIE shall have an allowed, non-priority, unsecured, senior affiliate guarantee claim against LBHI (“LBHI Class 4B” as described in the Current Plan) in the aggregate amount of $1,008,000,000 (the “LBIE Guarantee Claim”).

(b)    Solely for determining whether the LBIE Guarantee Claim has been deemed satisfied in full in accordance with Section 8.13 of the Current Plan (or any provision of similar effect in the Plan), (i) Bankhaus shall be deemed the “Primary Obligor” (as defined in the Current Plan) and (ii) the Bankhaus Claim shall be deemed to be the “Primary Claim” (as defined in the Current Plan); provided that if a portion and only a portion of the Bankhaus Claim is recognized as a right of separate satisfaction (Aussonderungsrecht, Sec. 47 German Insolvency Code) in the Bankhaus insolvency proceedings (any portion recognized as a right of separate satisfaction, the “Bankhaus Trust Claim” and any portion not recognized as a right of separate satisfaction, the “Bankhaus Non-Trust Claim”), then (x) the LBIE Guarantee Claim shall be deemed to be two allowed claims against LBHI, one of which shall be in an amount equal to the Bankhaus Trust Claim (such allowed claim against LBHI, the “LBIE Trust Guarantee Claim”) and the other of which shall be in an amount equal to $1,008,000,000 minus the amount of the LBIE Trust Guarantee Claim (such allowed claim against LBHI, the “LBIE Non-Trust Guarantee Claim”) and (y) the Bankhaus Trust Claim shall be deemed the “Primary Claim” (as defined in the Current Plan) for the LBIE Trust Guarantee Claim, and the Bankhaus Non-Trust Claim shall be deemed the “Primary Claim” (as defined in the Current Plan) for the LBIE Non-Trust Guarantee Claim. It is expressly agreed and understood that LBIE may negotiate, litigate or settle the Bankhaus Claim in its sole discretion.

(c)    LBIE and LBHI agree that prior to the Bankhaus Resolution Date, pursuant to Section 8.13(e) of the Plan, all amounts distributed on account of the LBIE Guarantee Claim under the Plan shall be posted as security with LBHI, and LBHI shall hold such posted amounts in cash for the benefit of LBIE. Within three Business Days of the Bankhaus Resolution Date, the Debtors shall release such posted amounts and remit to LBIE any distributions to which the LBIE Guarantee Claim is entitled under the Plan from the effective date of such Plan

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through and including the Bankhaus Resolution Date (for the avoidance of doubt, after giving effect to any adjustment in accordance with Section 2.01(b)), together with any interest that has accrued in respect of such posted amounts.

(d)    The UK Affiliates shall not assert any lien, security interest or Extended Lien Claim over the LBHI/LBIE Assets in respect of any indebtedness owed by LBHI to such UK Affiliate; provided that any Extended Lien Claims of any Lehman Entity (other than any UK Affiliate) in respect of the LBHI/LBIE Assets shall be unaffected by this Section 2.01(d). LBIE agrees to remit, return, transfer, convey, assign or otherwise deliver any remaining LBHI/LBIE Assets to LBHI within ten Business Days after the final resolution of any Competing Claims by UK Re and any Extended Lien Claims with respect to such assets, such ten-Business-Day period subject to LBHI supplying LBIE in a timely manner with adequate settlement information for delivery of such LBHI/LBIE Assets.

SECTION 2.02.    LBIE’s Claims Against LBSF.

(a)    On the Effective Date, LBIE shall have an allowed, non-priority, unsecured affiliate claim against LBSF (“LBSF Class 5C” as described in the Current Plan) in the aggregate amount of $900,000,000 (the “LBIE/LBSF Claim”).

(b)    If and to the extent that Extended Lien Claimants have enforceable rights in respect of Extended Lien Assets, or a Holding Affiliate has enforceable obligations towards Extended Lien Claimants in respect of Extended Lien Claims, and so as to ensure, as best the parties are able, that the value of the LBSF/LBIE Assets falls to LBIE as agreed in this Agreement, then each LBSF Creditor Debtor, within three Business Days of receipt thereof, shall remit to LBIE (in the form and amount received or, in the case of an obligation reduction, in cash for the value of such reduction) any Transfer received on account of any Extended Lien Claims against any LBSF/LBIE Assets (or any claims in respect thereof) in connection with claims that such LBSF Creditor Debtor may have against LBSF or obligations that LBSF may owe to such LBSF Creditor Debtor; provided that LBIE, in its reasonable discretion, may instruct, and no LBSF Creditor Debtor shall object to any such instruction, any relevant Holding Affiliate to remit any such Transfer directly to LBIE (or if the Holding Affiliate is LBIE to retain the same for itself). Each LBSF Creditor Debtor agrees (i) not to waive, release or assign any such Extended Lien Claims without LBIE’s prior written consent and (ii) upon LBIE’s reasonable request, diligently to prosecute any such Extended Lien Claims and reasonably to cooperate with LBIE regarding the same. For the avoidance of doubt, any remittances to LBIE in accordance with this Section 2.02(b) shall in no way reduce the amount of any of the Allowed Claims.

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(c)    LBSF agrees with each LBSF Creditor Debtor that any Transfer received by such LBSF Creditor Debtor that is remitted to LBIE in accordance with Section 2.02(b) shall in no way reduce the amount of any claims such LBSF Creditor Debtor may have against LBSF.

(d)    The Debtors represent and warrant to LBIE that no Debtor (other than the LBSF Creditor Debtors) has any claims against LBSF.

SECTION 2.03.    Claims Between LBIE and Certain Other Debtors.

(a)    On the Effective Date, LBIE shall have an allowed, non-priority, unsecured affiliate claim against LOTC (“LOTC Class 5C” as described in the Current Plan) in the aggregate amount of $68,000,000 (the “LBIE/LOTC Claim”).

(b)    On the Effective Date, LCPI shall have a claim against LBIE admitted to rank for dividend purposes as an unsecured claim in the aggregate amount of $28,800,000 (the “LCPI/LBIE Claim”).

(c)    On the Effective Date, LBCS shall have a claim against LBIE admitted to rank for dividend purposes as an unsecured claim in the aggregate amount of $71,000,000 (the “LBCS/LBIE Claim”). LBIE agrees to remit, return, transfer, convey, assign or otherwise deliver the Returned LBCS/LBIE Assets to LBCS, under the simplified regime applicable to what are known as “No Agreement Affiliates” under the control of persons subject to the supervision of a relevant court under the terms of the Extended Lien Application, and LBIE accepts that LBCS is under the control of persons subject to the supervision of a relevant court for such purpose. For the avoidance of doubt, any recoveries by LBCS in respect of the Returned LBCS/LBIE Assets shall in no way reduce the amount of the LBCS/LBIE Claim.

(d)     Each of LCPI and LBCS acknowledges that it will be required to file a proof of debt that complies with the Insolvency Rules 1986 in LBIE’s UK Proceedings in respect of the LCPI/LBIE Claim and the LBCS/LBIE Claim, respectively. LBIE will not object to any such proof of debt that complies in all material respects with the Insolvency Rules 1986 and references this Agreement as evidence to support such proof of debt. For the avoidance of doubt, no further evidence, information and/or documents other than this Agreement are required in order to satisfy the requirements for a proof of debt as set out in the Insolvency Rules 1986. Once such proof of debt has been duly filed, it shall qualify for dividends on the same basis as other admitted claims of unsecured creditors of LBIE under the applicable distribution regimes.

(e)    If and to the extent that Extended Lien Claimants have enforceable rights in respect of Extended Lien Assets, or a Holding Affiliate has enforceable

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obligations towards Extended Lien Claimants in respect of Extended Lien Claims, then each of LCPI and LBCS, within three Business Days of receipt thereof, shall remit to LBIE (in the form and amount received or, in the case of an obligation reduction, in cash for the value of such reduction) any Transfer received on account of any Extended Lien Claims against any LBIE Extended Lien Assets (or any claims in respect thereof) in connection with claims that LCPI or LBCS, as applicable, may have against LBIE or obligations that LBIE may owe to LCPI or LBCS, as applicable; provided that LBIE, in its reasonable discretion, may instruct, and neither LCPI nor LBCS shall object to any such instruction, any relevant Holding Affiliate to remit any such Transfer directly to LBIE. Each of LCPI and LBCS agrees (i) not to waive, release or assign any such Extended Lien Claims without LBIE’s prior written consent and (ii) upon LBIE’s reasonable request, diligently to prosecute any such Extended Lien Claims and reasonably to cooperate with LBIE regarding the same; provided, further, that any obligations of LCPI and LBCS under this section Section 2.03(e) shall automatically terminate as soon as the total Transfers received by LCPI or LBCS, individually or in the aggregate, that are remitted to LBIE in accordance with this Section 2.03(e) have a value equal to $33,000,000. LBIE agrees with each of LCPI and LBCS that any Transfer received by LCPI or LBCS that is remitted to LBIE in accordance with this Section 2.03(e) shall in no way reduce the amount of the LCPI/LBIE Claim or the LBCS/LBIE Claim.

SECTION 2.04.    The UK Affiliates’ (Other Than LBIE’s) Claims Against the Debtors.    On the Effective Date, each applicable UK Affiliate shall have allowed claims against the applicable Debtor in the Applicable Classes and in the aggregate amounts set forth opposite such UK Affiliate’s name in the relevant column in Schedule 9 (collectively, the “UK Affiliates Claims”). Notwithstanding anything to the contrary in the Plan or this Agreement, with respect to each UK Affiliate Claim for which the Applicable Class is set forth in Schedule 9 as “4B”, each applicable UK Affiliate agrees that if at any time such UK Affiliate receives distributions on account of such UK Affiliate Claim, that, combined with any distributions received by such UK Affiliate on account of the relevant Primary Claim (as defined in the Current Plan), exceed the amount of such Primary Claim, such UK Affiliate shall remit from time to time any such excess distributions to LBHI within seven Business Days of receipt thereof, and such remitted excess distributions shall not be subject to reduction, avoidance, recharacterization, reconsideration, recovery, subordination, merger, consolidation, attack, offset, claim, defense, recoupment, deduction, counterclaim or objection, of any kind or nature.

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SECTION 2.05.    The Debtors’ Claims Against the UK Affiliates (Other Than LBIE).

(a)    On the Effective Date, (i) each applicable Debtor shall have an agreed claim against the applicable UK Administration Companies and UK Liquidation Companies in the aggregate amounts set forth opposite such Debtor’s name in the relevant column in Schedule 10 and (ii) each applicable Other UK Affiliate hereby acknowledges its indebtedness to the applicable Debtors in the aggregate amount set forth opposite such Debtor’s name in the relevant column in Schedule 10, in each case, without defense, counterclaim, offset or reduction ((i) and (ii) collectively, the “Other Debtor Claims”).

(b)    Each applicable Debtor acknowledges that it will be required to file a proof of debt that complies with the Insolvency Rules 1986 in the applicable UK Administration Company’s or UK Liquidation Company’s UK Proceedings in respect of the applicable Other Debtor Claims. Each applicable UK Administration Company and each applicable UK Liquidation Company acknowledges that it will not object to any such proof of debt that complies with the Insolvency Rules 1986 and references this Agreement as evidence to support such proof of debt. For the avoidance of doubt, no further evidence, information and/or documents other than this Agreement are required in order to satisfy the requirements for a proof of debt as set out in the Insolvency Rules 1986. Once such proof of debt has been duly filed with the applicable UK Administration Company or UK Liquidation Company, it shall, in relation to LBIE and the UK Liquidation Companies, qualify for dividends on the same basis as other admitted claims of unsecured creditors of those companies under their applicable distribution regime, and, in relation to any other company, shall, upon a notice of intention to distribute to unsecured creditors being filed by the applicable administrators, qualify for dividends on the same basis as other admitted claims of unsecured creditors.

(c)    Each Debtor hereby irrevocably waives and releases and shall be deemed to have hereby irrevocably waived and released, effective as of the Effective Date, automatically and without further action, any Competing Claims other than any Competing Claims that LBHI may have in respect of the LBHI/LBIE Assets.

SECTION 2.06.    Assigned Debtor/LBIE Assets.    Each of LBSF, LBCS and LCPI, as applicable, hereby irrevocably assigns to LBIE, and shall be deemed to have irrevocably assigned to LBIE, in each case, effective as of the Effective Date, automatically and without further action, all Assigned Debtor/LBIE Assets and all claims in respect thereof. If any Debtor obtains any Transfer in respect of any Assigned Debtor/LBIE Assets (or in connection with any claims in respect thereof), including by way of reduction of any obligation whether through setoff

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or otherwise, such Debtor shall, within three Business Days of receipt thereof, remit such Transfer to LBIE (in the form and amount received or, in the case of an obligation reduction, in cash for the value of such reduction). For the avoidance of doubt, (i) any recoveries by LBIE in respect of the Assigned Debtor/LBIE Assets shall in no way reduce the amount of any of the Allowed Claims and (ii) this Agreement is without prejudice to any argument, claim or assertion by LBIE that it had, prior to the Effective Date, right, title and/or interest to any Assigned Debtor/LBIE Assets.

SECTION 2.07.    RASCALS.    The Parties agree that, as among LBIE and the Debtors: (i) LBIE is the sole legal and beneficial owner of the RASCALS Assets, (ii) none of the Debtors has any claim or cause of action of any kind whatsoever (including in relation to any legal, beneficial or equitable title) to any RASCALS Assets or any assets derived therefrom, whether by way of legal title, beneficial title or otherwise, (iii) if (contrary to the foregoing clauses (i) and (ii) of this Section 2.07) any of the Debtors does have any residual right, title or interest in or to any of the RASCALS Assets or any assets derived therefrom, each of the Debtors hereby irrevocably assigns to LBIE, and shall be deemed to have irrevocably assigned to LBIE, in each case, effective as of the Effective Date, automatically and without further action, all such residual right, title or interest, and all claims in respect thereof, and (iv) the Debtors shall be bound by the RASCALS Decision and none of the Debtors will challenge or assist any third party in challenging the basis or validity of the RASCALS Decision regardless of any judgment that may be given by the English Court of Appeal in any proceeding related to the RASCALS Assets or any other judgment of a court of competent jurisdiction.

SECTION 2.08.    Reconciliation.    (a) Each applicable UK Affiliate agrees and (b) each Debtor agrees to use reasonable efforts to cause each applicable Debtor-Controlled Entity, in each case, to in good faith expeditiously reconcile any claims between the Debtor-Controlled Entities, on the one hand, and the UK Affiliates, on the other hand.

SECTION 2.09.    Standstill.

(a)    Each Party agrees that, if any UK Affiliate has asserted or, in the future, asserts a claim against a Debtor-Controlled Entity, or any Debtor or Debtor-Controlled Entity has asserted or, in the future, asserts a claim against an Other UK Affiliate or LBLIS, and even if such claim is acknowledged pursuant to Section 2.05 of this Agreement, the applicable Party shall forbear or, if applicable, shall use reasonable efforts to cause its Debtor-Controlled Entity to forbear, from taking any action to enforce any rights or remedies under applicable law in respect of such claim against the relevant Debtor-Controlled Entity or Other UK Affiliate (in either case, the “Standstill Entity”), including by demanding

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payment on account thereof or taking any action (whether pursuant to legal proceedings or self-help) to collect such claim, until the earliest of (i) the date that is 90 days after the delivery of a written notice in accordance with Article 13 by the applicable Party to the Standstill Entity, if the Standstill Entity is an Other UK Affiliate, to LBHI, if the Standstill Entity is a Debtor-Controlled Entity (other than LBLIS), or to LBLIS with a copy (that shall not constitute notice) to LBHI, if the Standstill Entity is LBLIS, (ii) the date that is 90 days after the delivery of a written notice in accordance with Article 13 by the Standstill Entity to the applicable Party, if such Party is an Other UK Affiliate, to LBHI, if the applicable entity is a Debtor-Controlled Entity (other than LBLIS) and to LBLIS with a copy (that shall not constitute notice) to LBHI, if the applicable entity is LBLIS, (iii) the date on which the applicable Standstill Entity commences a case under the Bankruptcy Code, an English administration or liquidation proceeding pursuant to the English Insolvency Act 1986, or any other form of reorganization or liquidation under any bankruptcy, insolvency, or similar law of any jurisdiction, or (iv) the date of any payment or distribution by the applicable Standstill Entity in respect of any equity interests or claims existing prior to September 15, 2008 (with respect to (x) the applicable Party asserting a claim and (y) the applicable Standstill Entity, such earliest date, the “Standstill Termination Date”).

(b)    So long as the applicable Standstill Termination Date has not occurred, if any Debtor or Debtor-Controlled Entity has asserted a claim against any Other UK Affiliate, then such Other UK Affiliate agrees to provide written notice to LBHI in accordance with Article 13 at least ten Business Days prior to making any payment of the type referred to in clause (iv) of this Section 2.09. So long as the applicable Standstill Termination Date has not occurred, if any UK Affiliate has asserted any claim against any Debtor-Controlled Entity (other than LBLIS), then the Debtors agree to use reasonable efforts to cause such Debtor-Controlled Entity (other than LBLIS) to provide written notice to any such UK Affiliate in accordance with Article 13 at least ten Business Days prior to such Debtor-Controlled Entity (other than LBLIS) making any payment of the type referred to in clause (iv) of this Section 2.09.

(c)    So long as the applicable Party or Debtor-Controlled Entity forbears from enforcing any applicable rights or remedies in accordance with Section 2.09(a), each Standstill Entity hereby agrees that any statute or period of limitations, statutes of repose, or other time-based limitations or defenses, whether at law, in equity, under statute, contract, or otherwise (including the doctrine of laches or waiver) that might be asserted as a time bar and/or limitation to any claims that is or may be asserted by any applicable Party or any applicable Debtor-Controlled Entity pursuant to Section 2.09(a) is tolled from the Effective Date to the applicable Standstill Termination Date.

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SECTION 2.10.    [Reserved]

SECTION 2.11.    R3 Claim and JPM Claim.

(a)    As between LBHI and LBIE, (i) the R3 Claim and the JPM Claim shall be treated as if LBHI were a third party asserting such claims against LBIE, (ii) the R3 Claim and the JPM Claim shall not give rise to any rights of setoff or recoupment against any claims that LBIE may have against LBHI, including the LBIE Guarantee Claim and (iii) LBHI shall not have any Extended Lien Claims in respect of the R3 Claim and the JPM Claim.

(b)    Within 30 days of the Effective Date, LBHI shall deliver to LBIE statements in respect of the R3 Claim and the JPM Claim, which statements shall include all reasonable detail in LBHI’s possession that LBHI determines in good faith is relevant to LBIE’s undertaking pursuant to Section 2.11(d) to deliver the R3 Claim Proposal and the JPM Claim Proposal, respectively.

(c)    Within 120 days of the Effective Date, LBHI shall file proofs of debt that comply with the Insolvency Rules 1986 in LBIE’s UK Proceedings in respect of the R3 Claim and the JPM Claim, respectively.

(d)    So long as LBHI complies with the provisions of Section 2.11(b) and Section 2.11(c), and subject to the proviso in this Section 2.11(d), LBIE shall deliver written proposals to LBHI within 180 days of the Effective Date with respect to the amounts of the R3 Claim and the JPM Claim, and the validity of any claims in respect thereof to any right, title or interest in assets in LBIE’s custody and control, or held by a sub-custodian on behalf of LBIE consistent with the methodologies that LBIE employs with third-party claims of a similar type (such proposal in respect of the R3 Claim, the “R3 Claim Proposal”, and in respect of the JPM Claim, the “JPM Claim Proposal”); provided that the Debtors and LBIE acknowledge that the timely cooperation of (i) the applicable JPM Entities is required in order for LBIE to deliver the JPM Claim Proposal within such timeframe and (ii) R3 is required in order for LBIE to deliver the R3 Claim Proposal within such timeframe.

(e)    If LBHI does not respond to the R3 Claim Proposal within 30 days of receipt thereof, the R3 Claim Proposal shall be binding on LBHI and LBIE. If LBHI responds to the R3 Claim Proposal within 30 days of receipt thereof, LBHI and LBIE agree to use reasonable efforts to conduct negotiations regarding the same with a view toward concluding such negotiations 60 days after the commencement thereof. At the end of such 60-day period (or such later date as may be agreed by LBHI and LBIE), LBIE shall either accept the R3 Claim, reject the R3 Claim or accept the R3 Claim in part and reject the R3 Claim in part; provided that it is expressly agreed by LBHI that LBIE’s obligations in respect of

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such acceptance or rejection in whole or in part shall not extend to any portion of the R3 Claim that in any way involves any issues related to (i) any assets or securities underlying the R3 Claim that are not then in LBIE’s custody or control or (ii) whether LBHI is a beneficiary of the Client Money Trust in respect of the R3 Claim.

(f)    If LBHI does not respond to the JPM Claim Proposal within 30 days of receipt thereof, the JPM Claim Proposal shall be binding on LBHI and LBIE. If LBHI responds to the JPM Claim Proposal within thirty 30 days of receipt thereof, LBHI and LBIE agree to use reasonable efforts to conduct negotiations regarding the same with a view toward concluding such negotiations within 60 days after the commencement thereof. At the end of such 60-day period (or such later date as may be agreed by LBHI and LBIE), LBIE shall either accept the JPM Claim, reject the JPM Claim or accept the JPM Claim in part and reject the JPM Claim in part; provided that it is expressly agreed by LBHI that LBIE’s obligations in respect of such acceptance or rejection in whole or in part shall not extend to any portion of the JPM Claim that in any way involves any issues related to (i) any assets or securities underlying the JPM Claim that are not then in LBIE’s custody or control or (ii) whether LBHI is a beneficiary of the Client Money Trust in respect of the JPM Claim.

(g)    This Section 2.11 is without prejudice to all rights and defenses of LBIE and LBHI in respect of the JPM Claim and the R3 Claim.

SECTION 2.12.    LB Lux.

(a)    Subject to the proviso in Section 2.12(c)(iv), LBHI and LBIE agree to share any distributions made to either of them in respect of LB Lux 45% to LBHI (the “LBHI-LB Lux Share”) and 55% to LBIE (the “LBIE-LB Lux Share”). As part of such arrangement (i) LBHI and LBIE agree to use reasonable efforts to secure acceptance and implementation by LB Lux of distributions to LBHI and LBIE in accordance with the LBHI-LB Lux Share and LBIE-LB Lux Share, respectively and (ii) LBIE shall return any LB Lux/LBIE Assets to LB Lux within ten Business Days of any such assets becoming LB Lux/LBIE Assets, such ten-Business-Day period subject to LB Lux supplying LBIE in a timely manner with adequate settlement information for delivery of such LB Lux/LBIE Assets (it being understood that LBIE and LBHI intend that the value of any such returned LB Lux/LBIE Assets be distributed by LB Lux to LBHI and LBIE in accordance with the LBHI-LB Lux Share and LBIE-LB Lux Share, respectively).

(b)    LBIE (i) agrees that, within 180 days of the Effective Date, LBIE either shall (x) determine whether, subject to any Extended Lien Claims, any assets are LB Lux/LBIE Assets (and, subject to applicable data privacy

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restrictions and confidentiality obligations owed to counterparties, shall keep LBHI informed of the status of such determination from time to time, upon reasonable request by LBHI, and promptly inform LBHI of any such determination made by LBIE) or (y) file an application with the English court seeking such a determination, (ii) consents and shall not object to LBHI’s filing, upon ten-Business-Days’ written notice to LBIE, an application with the English court disputing any determination made by LBIE pursuant to clause (i)(x) of this Section 2.12(b), and (iii) consents and shall not object to LBHI’s participation in any application to the English court described in clause (i)(y) of this Section 2.12(b).

(c)    Irrespective of whether LB Lux distributes amounts to LBHI and LBIE in accordance with Section 2.12(a) in whole or in part, as between themselves and subject to the proviso in Section 2.12(c)(iv), LBHI and LBIE agree to share all distributions remitted to them in respect of LB Lux, with the LBHI-LB Lux Share for LBHI and the LBIE-LB Lux Share for LBIE. In furtherance of the foregoing and subject to the proviso in Section 2.12(c)(iv):

(i)    if on any date the distributions received by LBHI in respect of LB Lux through and including such date divided by the aggregate distributions received by LBHI and LBIE in respect of LB Lux through and including such date exceed the LBHI-LB Lux Share (including, if applicable, after giving effect to any deemed change in the LBHI-LB Lux Share pursuant to the proviso in Section 2.12(c)(iv)), then LBHI shall, within five Business Days of such date, remit cash to LBIE in an amount necessary to cause the distributions received by LBHI in respect of LB Lux through and including such date (after giving effect to the cash remittance to LBIE in accordance with this Section 2.12(c)(i)) divided by the aggregate distributions received by LBHI and LBIE in respect of LB Lux through and including such date to equal the LBHI-LB Lux Share;

(ii)    if on any date the distributions received by LBIE in respect of LB Lux through and including such date divided by the aggregate distributions received by LBHI and LBIE in respect of LB Lux through and including such date exceed the LBIE-LB Lux Share, then LBIE shall, within five Business Days of such date, remit cash to LBHI in an amount necessary to cause the distributions received by LBIE in respect of LB Lux through and including such date (after giving effect to the cash remittance to LBHI in accordance with this Section 2.12(c)(ii)) divided by the aggregate distributions received by LBHI and LBIE in respect of LB Lux through and including such date to equal the LBIE-LB Lux Share;

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(iii)    each of LBHI and LBIE agree to notify the other, promptly upon receipt thereof, of the amount any distributions remitted to it in respect of LB Lux; and

(iv)    LBHI and LBIE agree to use reasonable efforts to secure (x) the stay of the LBIE-LB Lux Litigation and (y) upon the occurrence of the Effective Date, the resolution of the LBIE-LB Lux Litigation in a manner acceptable to LBIE, in its sole discretion; provided that notwithstanding any such reasonable efforts by LBHI and LBIE, in the event that LBIE makes any payments or distributions to LB Lux pursuant to any order of a court of competent jurisdiction in respect of the LBIE-LB Lux Litigation or in connection with any other resolution of the LBIE-LB Lux Litigation (the aggregate amount of any such payments or distributions, the “LBIE-LB Lux Payment Amount”), then (1) the LBHI-LB Lux Share shall be deemed to be 0% and the LBIE-LB Lux Share shall be deemed to be 100% for purposes of this Section 2.12(b) unless and until the aggregate distributions received by LBIE in respect of LB Lux subsequent to the date that LBIE remits any LBIE-LB Lux Payment Amount equals such LBIE-LB Lux Payment Amount and (2) any distributions received by LBIE as a result of clause (1) of this proviso shall be disregarded for purposes of Section 2.12(c)(i) and Section 2.12(c)(ii).

(d)    LBHI and LBIE agree to use reasonable efforts to work together and with the liquidators of LB Lux to achieve the best recoveries reasonably obtainable by LB Lux in its estate and to secure an expeditious distribution of assets by LB Lux to its creditors.

(e)    If any Debtor (other than LBHI) or any UK Affiliate (other than LBIE) obtains any Transfer in respect of LB Lux (or in connection with any claims in respect thereof), including by way of reduction of any obligation whether through setoff or otherwise, such Debtor or UK Affiliate shall, within five Business Days of receipt thereof, remit such Transfer to LBIE (in the form and amount received or, in the case of an obligation reduction, in cash for the value of such reduction). LBIE shall treat any remittances received in accordance with this Section 2.12(e) as a remittance in respect of LB Lux and subject to the provisions of Section 2.12(b).

SECTION 2.13.    LBLIS.

(a)    LBLIS acknowledges that, on the Effective Date, each of its then-current managers (the “Current LBLIS Managers”) is to resign without any claim for compensation. LB Scottish, in its capacity as sole shareholder of LBLIS, (i) shall procure such resignation on such terms by the Current LBLIS

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Managers on the Effective Date and (ii) in the event that the Current LBLIS Managers have not so resigned on the Effective Date, LB Scottish shall pass a shareholder resolution in the form attached hereto as Exhibit C revoking the Current LBLIS Managers, but giving them discharge for their mandate.

(b)    Not later than 14 days prior to the Effective Date, LBL shall provide to LB Scottish a list of three nominees for managers of LBLIS. On the Effective Date, LB Scottish shall cause such nominees to be elected as managers of LBLIS in replacement of the Current LBLIS Managers who will at the same time obtain a discharge for their mandate, and will thereafter (i) support such managers’ re-election and not seek their removal or revocation, (ii) support the election of such supplemental or replacement managers as may be proposed by LBL from time to time (the managers from time to time of LBLIS that are nominated by LBL, collectively, the “LBL Nominated Managers”) and (iii) not elect or support the election of any persons not nominated by LBL.

(c)    Unless requested to do so by the LBL Nominated Managers, none of any Debtor, LB UK Delaware nor LB Scottish shall take any steps towards putting LBLIS in any insolvency, bankruptcy, winding-up, liquidation or similar proceeding, whether through the exercise of any contractual or legal rights or in such entity’s capacity as shareholder or creditor of LBLIS.

(d)    Prior to the initial election of the LBL Nominated Managers, LBLIS shall not take any steps towards putting LBLIS in any insolvency, bankruptcy, winding-up, liquidation or similar proceeding, unless required to do so by Luxembourg law.

(e)    To the largest extent permitted by applicable law, none of any Debtor, LB UK Delaware nor LB Scottish shall object to or take any action to prevent any decision by the LBL Nominated Managers to place LBLIS in any insolvency, bankruptcy, winding-up, liquidation or similar proceeding.

(f)    Pending the Effective Date, LBLIS shall, and LB Scottish shall procure that LBLIS shall, operate in the ordinary course of business and shall only make payments or enter into transactions that are within the ordinary course of its business; provided, however, that LBLIS shall not, and LB Scottish shall procure that LBLIS shall not, make any payment or distribution to any Debtor or Debtor-Controlled Entity in respect of any equity interests or claims existing prior to September 15, 2008.

(g)    LB Scottish hereby acknowledges the obligations undertaken by LBLIS in this Section 2.13 and shall take no actions or inactions that are inconsistent with such obligations or prevent LBLIS from fulfilling such obligations.

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(h)    LB UK Delaware hereby irrevocably agrees and shall be deemed to have hereby irrevocably agreed, effective on the Effective Date, that any and all of its claims against LBLIS are subordinated in right of payment to all other creditors of LBLIS, including LBL.

(i)    Unless and until LBL shall have been indefeasibly paid $225,000,000 in respect of its claims against LBLIS, plus any interest accrued thereon in accordance with applicable contract and law, if LB UK Delaware obtains any Transfer in respect of any of its claims against LBLIS, including by way of reduction of any obligation whether through setoff or otherwise, LB UK Delaware shall, within three Business Days of receipt thereof, remit such Transfer to LBL (in the form and amount received or, in the case of an obligation reduction, in cash for the value of such reduction).

(j)    LB UK Delaware and LBHI hereby acknowledge the obligations undertaken by LB Scottish in this Section 2.13 and shall take no actions or inactions that are inconsistent with such obligations or prevent LB Scottish from fulfilling such obligations.

(k)    On or after the Effective Date, to the extent that LBHI (i) is holding any cash for or on behalf of LBLIS, or in which LBLIS has a Proprietary Interest or (ii) is authorized to direct the withdrawal of any cash held in accounts in the name of LBLIS or in which LBLIS has a Proprietary Interest, in each case, LBHI will return such cash to LBLIS within two Business Days after LBLIS’s written request to LBHI.

(l)    LBL agrees to indemnify each of LBHI, LB UK Delaware, LB Scottish and each of their and LBLIS’ members, partners, directors, officers, employees, agents, advisers or representatives, present and future, (each an “LBL Indemnified Person”) against any damages or losses actually suffered in connection with any Causes of Action asserted against them (other than any Causes of Action asserted against them by or on behalf of any Debtor or Debtor-Controlled Entity (other than any Causes of Action asserted by LBLIS after the Effective Date)) asserted against such LBL Indemnified Person in relation to the provision of, or otherwise connected with, the performance of the obligations set forth in this Section 2.13; provided that this indemnity shall not apply, to the extent it would otherwise apply, in respect of (i) any Causes of Action arising by reason of the Current LBLIS Managers being given a discharge for their mandate except solely to the extent relating directly to their acting or causing LBLIS to act so as to comply with an obligation of LBLIS under this Section 2.13; (ii) any Causes of Action arising from any actions or inactions of the Current LBLIS Managers while in office as managers of LBLIS except solely to the extent that they arise directly as a result of the Current LBLIS Managers (x) acting or failing to act so as to cause LBLIS to comply with its obligations under Section 2.13(f) or

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(y) resigning in accordance with Section 2.13(a); or (iii) any losses or damages resulting from the willful misconduct, bad faith, fraud or gross negligence of such LBL Indemnified Person.

(m)    Each LBLIS Group Entity is party to this Agreement solely to the extent of the provisions set forth in Section 2.09, Section 2.13, Article 4 (but solely to the extent of any representations or warranties made by LBL thereunder), Article 6, Article 9 through Article 19 and Article 23 through Article 27, and, except in such provisions, each reference to the term “Party” or “Parties” throughout this Agreement shall be deemed to refer to a Party other than any of the LBLIS Group Entities or the Parties other than LBLIS Group Entities, respectively.

SECTION 2.14.    Claim Allowance Final.    The Allowed Claims and the Admitted Claims shall not be subject to (a) reduction, avoidance, recharacterization, reconsideration, recovery, subordination, merger, consolidation, attack, offset, claim, defense, recoupment, deduction, counterclaim or objection, of any kind or nature, whether under the Bankruptcy Code or any provision of the Plan or otherwise or (b) disallowance or holdback (other than any posting of security in accordance with Section 2.01(c) in respect of the LBIE Guarantee Claim) under any provision of the Plan or Bankruptcy Code, including section 502(d) thereof, or otherwise.

SECTION 2.15.    Allowed Claims’ Treatment Under the Plan.

(a)    Except as set forth in Section 2.01(c), the Allowed Claims shall be treated at least as favorably as the most favorably treated guarantee claim or direct claim, as applicable, of any Lehman Entity against the applicable Debtor, including with respect to the timing of distributions thereunder, except to the extent that any UK Affiliate agrees hereunder that its claims will be treated less favorably than other claims in the same class; provided that this Section 2.15(a) shall not prohibit the Debtors from (i) treating the Allowed Claims, or any other claims, in any manner that the Debtors determine, in the reasonable exercise of their fiduciary duties, is required by applicable law or required to render the Plan confirmable pursuant to section 1129 of the Bankruptcy Code or (ii) treating any guarantee claim or direct claim of any Lehman Entity more favorably than any Allowed Claims that are in a different class than the applicable Lehman Entity’s claim under the Plan, so long as (x) such treatment is not materially more favorable and (y) such classification and treatment comply with applicable law. For the purposes of this Section 2.15(a), each UK Affiliate agrees that it shall not assert that the Current Plan treats the Allowed Claims less favorably than the most favorably treated guarantee claim or direct claim, as applicable, of any Lehman Entity against the applicable Debtor.

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(b)    Except as set forth in Section 2.01(b), the Allowed Claims under any Plan shall be unaffected by any allowance or disallowance of any UK Affiliate’s claims against any Lehman Entity (other than the Debtors) or the amounts thereof.

(c)    Notwithstanding anything to the contrary in Section 8.13 of the Current Plan (or any provisions of similar effect in any Plan), the Debtors agree that any Allowed Claim shall be deemed (i) satisfied in full or (ii) not entitled to any further distributions from the Debtors, in each case, only if the holder of such Allowed Claim receives distributions from the Debtors on account of such Allowed Claim that combined with any other distributions provided to such holder in respect of the corresponding “Primary Claim” (as defined in the Current Plan) equal the allowed amount of the corresponding “Primary Claim” (as defined in the Current Plan).

(d)    Subject to Section 2.15(c) hereof, Sections 8.10, 8.13(e) (except as explicitly set forth in Section 2.01(c) hereof), 8.14, 8.15 and 13.8 (to the extent Section 13.8 seeks to preserve the Debtors’ rights to Causes of Action (as defined in the Current Plan) that are released or waived under this Agreement) of the Current Plan (and any provisions of similar effect in the Plan) shall not apply to the UK Affiliates or the Allowed Claims. This Section 2.15(d) is without prejudice to any rights of the Debtors under the Plan or otherwise against any entities that are not Parties.

SECTION 2.16.    Tolling Agreements.    Each Tolling Agreement shall be deemed terminated as of the Effective Date and be of no further force and effect as between the Debtors and the applicable UK Affiliates.

SECTION 2.17.    LBJ Settlement Agreement.    LBSF, LBHI and LBIE shall take all steps reasonably necessary expeditiously to negotiate and execute the LBJ Settlement Agreement and seek approval thereof from the Bankruptcy Court under the Plan. Each of LBSF, LBHI and LBIE agree that solely vis-à-vis one another, the releases set forth in Article 8 supersede and replace any releases set forth in the LBJ Settlement Agreement.

SECTION 2.18.    Claim Reserve Agreement.    The Parties acknowledge that this Agreement is the Settlement Agreement (as defined in the Claim Reserve Agreement).

SECTION 2.19.    Unfunded Notes Settlement Agreement.    The Debtors hereby irrevocably waive and release and shall be deemed to have hereby irrevocably waived and released, automatically and without further action, any claims or causes of action they may have against LBIE (including in the Debtors’ respective capacities as Extended Lien Claimants) in respect of the transactions contemplated by the Unfunded Notes Settlement Agreement; provided that any of

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LBSF’s rights, obligations, claims or causes of action under the Unfunded Notes Settlement Agreement are neither waived nor released pursuant to this Section 2.19.

SECTION 2.20.    LBIE Structured Securities.

(a)    LBIE agrees to acquire beneficial ownership of LBIE Structured Securities after the Execution Date only (i) through the exercise of rights or remedies, under contract or applicable law, of any liens or security interests LBIE may have in any LBIE Structured Securities or (ii) in connection with a settlement or other resolution of any contracts or transactions entered into by LBIE with a counterparty (including any Lehman Entity) prior to LBIE’s Insolvency Filing Time.

(b)    LBIE and LBHI hereby agree that any claims by LBIE (or any of its permitted transferees, assignees or participants in accordance with Section 2.20(c)) against LBHI arising under LBIE Structured Securities (i) shall be allowed claims (solely for purposes of distributions under the Plan) against LBHI in an amount equal to the amount determined in accordance with the methodology and principles used by the Debtors to value Structured Securities beneficially owned by third parties; provided that the Debtors reserve the right to object to the LBIE Structured Securities on the grounds that such claims do not include a blocking number or include an invalid blocking number, are duplicative of other claims, have been amended and superseded, or otherwise do not comply with the provisions of the Bar Date Order (as defined in the Current Plan); (ii) in the case of LBIE Structured Securities that were issued by any Lehman Entity (other than LBHI), shall be classified under the Plan as unsecured, non-priority, senior affiliate guarantee claims against LBHI (“LBHI Class 4B” as described in the Current Plan); provided that such claims shall be treated as if they were unsecured, non-priority, senior third-party guarantee claims against LBHI (“LBHI Class 5” as described in the Current Plan); and (iii) in the case of LBIE Structured Securities that were issued by LBHI, shall be classified under the Plan in the same classes, and receive the same treatment under the Plan, as if such Structured Securities had not been acquired by LBIE.

(c)    LBIE agrees to convey, transfer, assign, or participate any of the LBIE Structured Securities after the Execution Date only to any entity that agrees to be bound by LBIE’s obligations under Section 2.20(b) and this Section 2.20(c).

SECTION 2.21.    Extended Lien Applications.    LBIE shall not object to LBHI’s (or any other Debtor’s) participation in the Extended Lien Application and/or Extended Lien Asia Application.

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SECTION 2.22.    Client Money Tracing Claims.

(a)    LBIE shall commence a Client Money Tracing Claim against LBHI only if expressly directed to do so by either (i) a court of competent jurisdiction (it being understood that such direction may be in connection with an application commenced by LBIE in such court, including the Client Money Tracing Application) or (ii) the UK Financial Services Authority.

(b)    In the event that a court of competent jurisdiction renders, by a final, unappealable order, a judgment against LBHI in respect of a Client Money Tracing Claim and, as a result thereof, LBHI actually remits to LBIE or any beneficiary of the Client Money Trust, or their respective successors in title or assignees, cash or other property in or towards settlement of such Client Money Tracing Claim (such payment, an “LBHI Client Money Payment,”) then LBIE shall pay to LBHI an amount equal to the aggregate amount of such dividend or dividends as LBIE would have paid on that portion of any admitted unsecured claim against LBIE that is indefeasibly reduced by the LBHI Client Money Payment at the same time or times as such dividend payments would have been made (and, in the case of any dividends already paid by LBIE to the relevant claimant or claimants, LBIE hereby expressly agrees to use reasonable efforts (i) to recover and (ii) to assist LBHI, to the extent LBHI is seeking to recover, such dividends from the relevant creditor or creditors and, solely to the extent such dividends are recovered by LBIE, agrees to pay such dividends to LBHI within seven Business Days of receipt thereof).

(c)    LBIE hereby expressly agrees (i) to LBHI’s participation in any Client Money Tracing Application, and (ii) not to seek any costs from LBHI in respect of participation in such an application.

(d)    Subject to applicable confidentiality and data privacy laws and restrictions, LBIE shall use reasonable efforts, from time to time at LBHI’s request, to provide LBHI with information regarding entitlements to protection as Client Money under the Client Money Trust, including (i) creditors who may have such entitlements and (ii) the amounts and natures of such creditors’ claims that may give rise to such entitlements; provided that, without prejudice to the general applicability of the Existing NDA, LBHI acknowledges that any information provided to it pursuant to this Section 2.22(d) shall be treated as “Confidential Information” (as defined in the Existing NDA).

(e)    Nothing in this Section 2.22 waives or releases any rights or defenses any Party may have in respect of any Client Money Tracing Claim, all of which are expressly reserved.

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SECTION 2.23.    UK Re/LBIE Assets.    LBIE (i) agrees that, within 180 days of the Effective Date, LBIE either shall (x) determine whether, subject to any Extended Lien Claims, any assets are UK Re/LBIE Assets (and, subject to applicable data privacy restrictions and confidentiality obligations owed to counterparties, shall keep LBHI informed of the status of such determination from time to time, upon reasonable request by LBHI, and promptly inform LBHI of any such determination made by LBIE) or (y) file an application with the English court seeking such a determination, (ii) consents and shall not object to LBHI’s filing, upon ten-Business-Days’ written notice to LBIE, an application with the English court disputing any determination made by LBIE pursuant to clause (i)(x) of this Section 2.23, (iii) consents and shall not object to LBHI’s participation in any application to the English court described in clause (i)(y) of this Section 2.23, (iv) confirms (it being understood that such confirmation shall be treated as a statement made in good faith but not constitute a warranty or representation having legal effect) that, on the basis of its books and records as currently reviewed and on the basis of the proprietary claims made against LBIE to date by UK Re, there are no competing ownership claims in respect of assets in LBIE’s custody or control that are claimed by UK Re other than Competing Claims by LBHI, (v) agrees that LBIE will not assert any lien over the UK Re/LBIE Assets in respect of any indebtedness owed by UK Re to LBIE and (vi) agrees that, within ten Business Days after the date upon which it has been finally determined that any assets are UK Re/LBIE Assets, LBIE shall remit, return, transfer, convey, assign or otherwise deliver such assets to UK Re, such ten-Business-Day period subject to UK Re supplying LBIE in a timely manner with adequate settlement information for delivery of such UK Re/LBIE Assets.

ARTICLE 3

PLAN SUPPORT

SECTION 3.01.    Plan Supplement.    The Debtors shall file this Agreement (but not Schedule 2, Schedule 3 or Schedule 5) in the Plan Supplement (as defined in the Plan) on or prior to the deadline set forth in the Disclosure Statement Approval Order for filing the Plan Supplement; provided that so long as the Debtors take all steps reasonably necessary to ensure that the contents thereof are not publicly disclosed, Schedule 2, Schedule 3 and Schedule 5 may be (i) filed by the Debtors with the Bankruptcy Court under seal and/or (ii) disclosed on a confidential basis to the Bankruptcy Court, the United States Trustee for the Southern District of New York and the advisors to the official committee of unsecured creditors in the Chapter 11 Cases on a “professionals’-eyes only” basis.

SECTION 3.02.    PSA Creditor.    Contemporaneously with filing this Agreement with the Bankruptcy Court in accordance with Section 3.01, the Debtors shall file with the Bankruptcy Court an amendment to Schedule 4 of the

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Plan, which amendment shall add each UK Affiliate as a PSA Creditor (as defined in the Current Plan).

SECTION 3.03.    Plan.    The Debtors shall (a) prosecute the Plan (incorporating this Agreement in full) and seek entry of an order confirming the Plan (incorporating this Agreement in full), (b) provide LBIE with any contemplated amendment, modification or supplement to the Plan or Disclosure Statement as soon as practicable and in any event prior to the filing of such document with the Bankruptcy Court, (c) not amend, modify or supplement the Plan in a manner the effect of which is that this Agreement is not (or is no longer) incorporated in full in the Plan and (d) not propose or support any other chapter 11 plan for the Debtors unless such plan incorporates this Agreement in full; provided that clauses (a), (c) and (d) of this Section 3.03 shall not prohibit the Debtors from acting in any manner that the Debtors’ determine, in the reasonable exercise of their fiduciary duties, is required by applicable law or required to render the Plan confirmable pursuant to section 1129 of the Bankruptcy Code.

SECTION 3.04.    Plan Support Obligations.    So long as (a) the Debtors are not in breach of their obligations hereunder, including in this Article 3, (b) this Agreement has not terminated in accordance with Article 11 and (c) the Plan incorporates this Agreement in full, then, with respect to the Allowed Claims, the Excluded Items, and any other claims that the UK Affiliates have asserted or may assert against any Debtor, (i) provided that the applicable UK Affiliate has been properly solicited in accordance with section 1125 of the Bankruptcy Code, each UK Affiliate shall timely vote to accept the Plan and not thereafter withdraw or change such vote, and LBIE shall file a statement in support of approval and confirmation of the Plan; provided that LBIE, acting as “nominee” (as used in paragraph 27 of the Disclosure Statement Approval Order) or as “Voting Nominee” (as used in paragraph 24 of the Disclosure Statement Approval Order), shall be entitled to vote any LPS Trust Claims either to accept or to reject the Plan (or to abstain from voting on the Plan), in each case, as directed by the applicable beneficial holders, (ii) no UK Affiliate shall oppose or object to (or support any objection to) confirmation of the Plan, (iii) subject to Section 3.06, no UK Affiliate shall (x) participate in the formation of, file or prosecute any Alternative Plan, (y) join in or support any Alternative Plan, including, without limitation, express support in writing of, or enter into any form of plan support agreement with respect to any Alternative Plan, or (z) take any action to alter, delay or impede the confirmation and consummation of the Plan.

SECTION 3.05.    Solicitation Required in Connection with the Plan.    Notwithstanding anything contained in Section 3.04 or elsewhere in this Agreement, this Agreement is not, and shall not be deemed to be, a solicitation of a vote for the acceptance of the Plan pursuant to section 1125 of the Bankruptcy Code, or rejection of any Alternative Plan. Acceptance of the Plan will not be

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solicited until the Disclosure Statement and ballots have been transmitted to parties entitled to receive the same in accordance with the Disclosure Statement Approval Order.

SECTION 3.06.    Alternative Plans.    So long as (a) the Debtors are not in breach of their obligations hereunder, including in this Article 3, (b) this Agreement has not terminated in accordance with Article 11 and (c) the Plan incorporates this Agreement in full, then, if the Bankruptcy Court allows other parties to solicit acceptances of any Alternative Plans at the same time as the Plan, any UK Affiliate may vote to accept such Alternative Plans only if such Alternative Plan or Alternative Plans provide the applicable UK Affiliate with an equal or greater economic recovery than the Plan; provided, however, that such UK Affiliate shall also (i) timely vote to accept the Plan and not thereafter withdraw or change such vote, (ii) comply with the provisions of Section 3.04, and (iii) support approval and confirmation of the Plan, and indicate a preference for the Plan on its voting ballot, if the Plan provides such UK Affiliate with an equal or greater economic recovery compared with any Alternative Plan that such UK Affiliate votes to accept. So long as (x) the Debtors are not in breach of their obligations hereunder, including in this Article 3, (y) this Agreement has not terminated in accordance with Article 11 and (z) the Plan incorporates this Agreement in full, then, notwithstanding anything contained in this Article 3, the UK Affiliates shall not indicate a preference on their voting ballots for any Alternative Plans; provided, further, that if the Bankruptcy Court orders or directs creditors of the Debtors to indicate a preference on their ballots, then the UK Affiliates may indicate a preference on their voting ballots for any Alternative Plans that provide greater economic recovery than the Plan.

SECTION 3.07.    Other PSA.

(a)    The Parties intend for this Agreement to be an “Other PSA” as referred to and described in each applicable Supporting Creditor PSA.

(b)    The UK Affiliates shall not file, support or participate in any objections to the claims of any creditor that enters into an Other PSA (as defined in each applicable Supporting Creditor PSA) with the Debtors substantially similar to this Agreement, except with respect to any creditor that files, supports or participates in any objections to the approval of this Agreement by the Bankruptcy Court.

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ARTICLE 4

THE UK AFFILIATES’ REPRESENTATIONS AND WARRANTIES

In order to induce the Debtors to enter into and perform their obligations under this Agreement, each UK Affiliate hereby represents, warrants and acknowledges as follows:

SECTION 4.01.    Authority.    The UK Affiliates have the power and authority to execute, deliver and perform their obligations under this Agreement, and to consummate the transactions contemplated herein, and the execution, delivery and performance by the UK Affiliates of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the UK Affiliates, and no other proceedings on the part of the UK Affiliates are necessary to authorize and approve this Agreement or any of the transactions contemplated herein.

SECTION 4.02.    Validity.    This Agreement has been duly executed and delivered by the UK Affiliates and, subject to general bankruptcy rules, constitutes the legal, valid and binding agreement of the UK Affiliates, enforceable against the UK Affiliates in accordance with its terms.

SECTION 4.03.    Authorization of Governmental Authorities and Creditors.    No action by (including any authorization, consent or approval), in respect of, or filing with, any governmental authority is required for, or in connection with, the valid and lawful authorization, execution, delivery and performance by the UK Affiliates of their obligations hereunder.

SECTION 4.04.    Title; No Prior Transfer of Claims.

(a)    The UK Affiliates (i) own the House Proofs of Claim free and clear of any and all liens, claims, setoff rights, security interests, participations, or encumbrances created or incurred by the UK Affiliates, (ii) are not aware of any third-party rights with respect to the House Proofs of Claim as of the Execution Date, and (iii) have not transferred or assigned to any other person any of the House Proofs of Claim, in whole or in part.

(b)    Other than as expressly set forth in this Agreement, no UK Affiliate may convey, transfer, assign, or participate any of the claims or receivables that are allowed, compromised, settled, waived or released hereunder, or any rights or interests arising under any of the foregoing, in whole or in part; provided that after the Effective Date the UK Affiliates may convey, transfer, assign or participate any of the Allowed Claims (in each case, an “Assigned UK Affiliate Interest”), to any party or parties (in each case, a “UK Affiliate Claim Transferee”); provided, further, that any such conveyance, transfer, assignment, or participation is consummated pursuant to a written agreement that provides that

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the terms and provisions of this Agreement shall be binding in all respects upon UK Affiliate Claim Transferees, and any successor transferees, and shall govern their acts. No such conveyance, transfer, assignment, or participation shall be valid unless (1) the Debtor against which such Assigned UK Affiliate Interest is asserted receives a copy of said written agreement executed by the transferor and the transferee and (2) such Debtor does not object in writing within five Business Days of receipt of said written agreement to the proposed conveyance, transfer, assignment, or participation, based on the failure of said written agreement to contain the foregoing provisions; provided, further, that the foregoing restriction on objections shall not apply with respect to any objections premised on any orders entered in the Chapter 11 Cases relating to the trading of claims. Any such conveyance, transfer, assignment, or participation shall not relieve the UK Affiliates of any of their obligations under this Agreement. Notwithstanding the foregoing, the conveyance, transfer, assignment, or participation of any claims, receivables, rights or interest in respect of Excluded Items is not prohibited or restricted by this Section 4.04(b); provided, however, that LBIE shall not transfer any Client Money Tracing Claims it holds in its capacity as a fiduciary without the prior written consent of LBHI.

SECTION 4.05.    No Reliance.    The UK Affiliates (i) are sophisticated parties with respect to the subject matter of this Agreement, (ii) have been represented and advised by legal counsel in connection with this Agreement, (iii) have adequate information concerning the matters that are the subject of this Agreement, and (iv) have independently and without reliance upon any Debtor or any officer, employee, agent or representative thereof, and based on such information as the UK Affiliates have deemed appropriate, made their own analysis and decision to enter into this Agreement, except that the UK Affiliates have relied upon each Debtor’s express representations, warranties and covenants in this Agreement. The UK Affiliates acknowledge that they have entered into this Agreement voluntarily and of their own choice and not under coercion or duress.

ARTICLE 5

DEBTORS’ REPRESENTATIONS AND WARRANTIES

In order to induce the UK Affiliates to enter into and perform their obligations under this Agreement, each Debtor hereby represents, warrants and acknowledges as follows:

SECTION 5.01.    Authority.

(a)    Subject to the occurrence of the Effective Date, each signatory Debtor has the power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions contemplated herein,

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and the execution, delivery and performance by such Debtor of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of such Debtor, and no other proceedings on the part of such Debtor are necessary to authorize and approve this Agreement or any of the transactions contemplated herein.

SECTION 5.02.    Validity.    Subject to the occurrence of the Effective Date, this Agreement has been duly executed and delivered by each Debtor and, subject to general bankruptcy rules, constitutes the legal, valid and binding agreement of each Debtor, enforceable against each Debtor in accordance with its terms.

SECTION 5.03.    Authorization of Governmental Authorities.    Subject to the occurrence of the Effective Date, no action by (including any authorization, consent or approval), in respect of, or filing with, any governmental authority is required for, or in connection with, the valid and lawful authorization, execution, delivery and performance by each Debtor of its obligations hereunder.

SECTION 5.04.    Title; No Transfer of Claims.

(a)    Each Debtor (i) owns all claims it may have against any UK Affiliate, including all claims released hereunder, free and clear of any and all liens, claims, setoff rights, security interests, participations, or encumbrances created or incurred by such Debtor, (ii) is not aware of any third-party rights with respect to any such claims as of the Execution Date, and (iii) has not transferred or assigned to any other person any of such claims, in whole or in part.

(b)    Other than as expressly set forth in this Agreement, no Debtor may convey, transfer, assign, or participate any of the claims or receivables that are allowed, compromised, settled, waived or released hereunder, or any rights or interests arising under any of the foregoing, in whole or in part; provided that after the Effective Date the Debtors may convey, transfer, assign or participate any of the Admitted Claims (in each case, an “Assigned Debtor Interest”), to any party or parties (in each case, a “Debtor Claim Transferee”); provided that any such conveyance, transfer, assignment, or participation is consummated pursuant to a written agreement that provides that the terms and provisions of this Agreement shall be binding in all respects upon Debtor Claim Transferees, and any successor transferees, and shall govern their acts. No such conveyance, transfer, assignment, or participation shall be valid unless (1) the UK Affiliate against which such Assigned Debtor Interest is asserted receives a copy of said written agreement executed by the transferor and the transferee and (2) such UK Affiliate does not object in writing within five Business Days of receipt of said written agreement to the proposed conveyance, transfer, assignment, or participation, based on the failure of said written agreement to contain the

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foregoing provisions. Any such conveyance, transfer, assignment, or participation shall not relieve the Debtors of any of their obligations under this Agreement. Notwithstanding the foregoing, the conveyance, transfer, assignment, or participation of any claims, receivables, rights or interest in respect of Excluded Items is not prohibited or restricted by this Section 5.04(b); provided, however, that if LBHI transfers or assigns all or any portion of the JPM Claim or the R3 Claim, the Parties’ obligations with respect to the JPM Claim or the R3 Claim, as applicable, shall automatically terminate; provided, further, that LBHI shall only transfer or assign all or any portion of the JPM Claim or the R3 Claim to a third party, and only so long as such third party agrees to be bound by LBHI’s obligations under this proviso of Section 5.04(b).

SECTION 5.05.    No Reliance.    Each Debtor (i) is a sophisticated party with respect to the subject matter of this Agreement, (ii) has been represented and advised by legal counsel in connection with this Agreement, (iii) has adequate information concerning the matters that are the subject of this Agreement, and (iv) has independently and without reliance upon any UK Affiliate or any officer, employee, agent or representative thereof, and based on such information as each Debtor has deemed appropriate, made its own analysis and decision to enter into this Agreement, except that each Debtor has relied upon each UK Affiliate’s express representations, warranties and covenants in this Agreement. Each Debtor acknowledges that it has entered into this Agreement voluntarily and of its own choice and not under coercion or duress.

ARTICLE 6

LBLIS GROUP ENTITIES’ REPRESENTATIONS AND WARRANTIES

In order to induce the UK Affiliates to enter into and perform their obligations under this Agreement, each LBLIS Group Entity hereby represents, warrants and acknowledges as follows:

SECTION 6.01.    Authority.

(a)    Subject to the occurrence of the Effective Date, each signatory LBLIS Group Entity has the power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions contemplated herein, and the execution, delivery and performance by such LBLIS Group Entity of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of such LBLIS Group Entity, and no other proceedings on the part of such LBLIS Group Entity are necessary to authorize and approve this Agreement or any of the transactions contemplated herein.

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SECTION 6.02.    Validity.    Subject to the occurrence of the Effective Date, this Agreement has been duly executed and delivered by each LBLIS Group Entity and, subject to general bankruptcy rules, constitutes the legal, valid and binding agreement of each LBLIS Group Entity, enforceable against LBLIS Group Entity in accordance with its terms.

SECTION 6.03.    Authorization of Governmental Authorities.    Subject to the occurrence of the Effective Date, no action by (including any authorization, consent or approval), in respect of, or filing with, any governmental authority is required for, or in connection with, the valid and lawful authorization, execution, delivery and performance by each LBLIS Group Entity of its obligations hereunder.

SECTION 6.04.    No Reliance.    Each LBLIS Group Entity (i) is a sophisticated party with respect to the subject matter of this Agreement, (ii) has been represented and advised by legal counsel in connection with this Agreement, (iii) has adequate information concerning the matters that are the subject of this Agreement, and (iv) has independently and without reliance upon any UK Affiliate or any officer, employee, agent or representative thereof, and based on such information as each LBLIS Group Entity has deemed appropriate, made its own analysis and decision to enter into this Agreement, except that each LBLIS Group Entity has relied upon LBL’s express representations, warranties and covenants in this Agreement. Each LBLIS Group Entity acknowledges that it has entered into this Agreement voluntarily and of its own choice and not under coercion or duress.

ARTICLE 7

SURVIVING CONTRACTS

The Surviving Contracts shall survive the execution, consummation or termination of this Agreement, and the Debtors shall not reject any Surviving Contracts pursuant to sections 365 or 1123(b)(2) of the Bankruptcy Code. All pre-petition contracts between any of the Debtors and any UK Affiliate that are not Surviving Contracts shall be rejected under the Plan pursuant to section 365 of the Bankruptcy Code as of the Effective Date. Any claims that arise from the rejection of such contracts will be deemed to be satisfied in full by the treatment of the Allowed Claims under any Plan as set forth herein or the distributions to be made in respect of the Admitted Claims, as applicable.

ARTICLE 8

RELEASES

SECTION 8.01.    UK Affiliates’ Release.    Upon the occurrence of the Effective Date, except with respect to (1) the Allowed Claims and the Admitted

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Claims and any rights and distribution entitlements in respect thereof, (2) the agreements, promises, settlements, representations and warranties set forth in this Agreement, (3) the performance of the obligations set forth herein, and (4) the Excluded Items, and in consideration of the foregoing and each Party’s execution of this Agreement, each UK Affiliate, on behalf of itself, its estate, its successors and assigns (including any liquidators that may be appointed upon or after conversion of any administration of any UK Administration Company into liquidations, and any parties that may succeed to any Causes of Action of any of the UK Affiliates or their estates, or that may seek to bring any Causes of Action on behalf of any of the UK Affiliate’s estates, derivatively or otherwise), hereby fully and forever releases, discharges and acquits each UK Affiliate Released Party from all Causes of Action (including in respect of any derivative claim by any third party or representative of any UK Affiliate’s estate), whether at law or in equity, whether based on contract (including quasi-contract, guarantee, indemnity or estoppel), statute, regulation, tort or otherwise (excluding fraud in connection with the negotiation of (A) this Agreement or (B) the amounts of the Allowed Claims and the Admitted Claims) accrued or unaccrued, foreseen or unforeseen, foreseeable or unforeseeable, known or unknown, matured or unmatured, fixed or contingent, liquidated or unliquidated, certain or contingent, in each case, that arise from, are based on, connected with, alleged in or related to any facts or circumstances in existence prior to the date hereof, including (i) any claims based upon an asserted right of subrogation, indemnification (whether express or implied), contribution or reimbursement, and (ii) all Causes of Action against any UK Affiliate Released Party, arising from, in connection with, or relating to any Causes of Action against any other entity (whether or not a Party) existing as of the date hereof.

SECTION 8.02.    Debtors’ Release.    Upon the occurrence of the Effective Date, except with respect to (1) the Allowed Claims and the Admitted Claims and any rights and distribution entitlements in respect thereof, (2) the agreements, promises, settlements, representations and warranties set forth in this Agreement, (3) the performance of the obligations set forth herein and (4) the Excluded Items, and in consideration of the foregoing and each Party’s execution of this Agreement, each Debtor, on behalf of itself, its estates, its successors and assigns (including any chapter 7 trustees that may be appointed upon or after conversion of any of the Chapter 11 Cases to a case or cases under chapter 7 of the Bankruptcy Code or any party that may succeed to any Causes of Action of any of the Debtors or their estates, or may seek to bring any Causes of Action on behalf of any of the Debtors’ estates, derivatively or otherwise), hereby fully and forever releases, discharges and acquits each Debtor Released Party, from all Causes of Action (including in respect of any derivative claim by any third party or representative of any Debtors’ estate, including the official committee of unsecured creditors appointed in the Chapter 11 Cases), whether at law or in equity, whether based on contract (including quasi-contract, guarantee, indemnity

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or estoppel), statute, regulation, tort or otherwise (excluding fraud in connection with the negotiation of (A) this Agreement or (B) the amounts of the Allowed Claims and the Admitted Claims), accrued or unaccrued, foreseen or unforeseen, foreseeable or unforeseeable, known or unknown, matured or unmatured, fixed or contingent, liquidated or unliquidated, certain or contingent, in each case, that arise from, are based on, connected with, alleged in or related to any facts or circumstances in existence prior to the date hereof, including (i) any Funding Claims, (ii) any Causes of Action under chapter 5 of the Bankruptcy Code or similar actions under applicable state law, (iii) except as explicitly set forth in Section 2.04, any claims based upon an asserted right of subrogation, indemnification (whether express or implied), contribution or reimbursement, including any such claims in connection with distributions to any of the UK Affiliates or any of their creditors based upon a guarantee or similar document by LBHI or any Lehman Entity and (iv) all Causes of Action against any Debtor Released Party, arising from, in connection with, or relating to any Causes of Action against any other entity (whether or not a Party) existing as of the date hereof. For the avoidance of doubt, this Section 8.02 is without prejudice to any of the Debtors’ rights or Causes of Actions against any entity that is not a Debtor Released Party.

SECTION 8.03.    Joint Administrators’ Confirmation.    The Joint Administrators confirm that, upon the occurrence of the Effective Date, and in consideration of the foregoing and each Party’s execution of this Agreement, they shall not be entitled to commence against any UK Affiliate Released Party any action under the English Insolvency Act 1986 including, any action against any UK Affiliate Released Party in relation to transactions at an undervalue, preferences or transactions to defraud creditors.

ARTICLE 9

FEES AND EXPENSES

The fees and expenses incurred by each Party (including the fees of any attorneys, accountants, investment bankers, financial advisors or any other professionals engaged by such Party) in connection with this Agreement and the transactions contemplated hereby, whether or not the transactions contemplated hereby are consummated, will be paid by such Party.

ARTICLE 10

EFFECTIVENESS OF AGREEMENT

Article 1, Section 2.02(d), clause (x) of Section 2.12(c)(iv), Section 2.13(a) through Section 2.13(d), Section 2.13(f), Section 2.13(g), Section 2.13(j), Section 2.13(l), Section 2.13(m), Section 2.15(a), Section 2.17, Section 2.18, Section 2.19,

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Section 2.20(a), Section 2.20(c), Section 2.21, Section 2.22(c) through Section 2.22(e), Article 3, Article 4, Article 5, Article 6, Article 10 through Article 20 (other than clause (iii) of Section 20.01) and Article 23 through Article 27 shall be effective upon the Execution Date. The other provisions of this Agreement shall be effective upon the Effective Date; provided that this Agreement has not been terminated in accordance with accordance with Section 11.01, Section 11.02(a) or Section 11.03 prior to the Effective Date.

ARTICLE 11

TERMINATION

SECTION 11.01.    Automatic Termination.    This Agreement shall automatically terminate on any date on which the Bankruptcy Court (i) denies the motion seeking the Confirmation Order with prejudice, or (ii) enters an order confirming an Alternative Plan pursuant to section 1129 of the Bankruptcy Code.

SECTION 11.02    The Debtors’ Right to Terminate.

(a)    Solely prior to the Effective Date, each Debtor, in its sole discretion, shall have the right, at its election, to terminate this Agreement by written notice to LBIE if (a) there is a breach in any material respect, taken as a whole, of the representations, warranties and/or covenants of any of the UK Administration Companies and UK Liquidation Companies hereunder, and the relevant UK Administration Company or UK Liquidation Company, as applicable, shall fail to cure such breach within ten days following receipt of written notice of such breach from the Debtors or (b) any of the Admitted Claims against any UK Administration Company or UK Liquidation Company receive materially different treatment than the claims held by other creditors of the applicable UK Administration Company or UK Liquidation Company that are legally and factually similar to such Admitted Claim and that results in such other creditors having a recovery entitlement in respect of such claims that is materially higher than the recovery entitlement in respect of such Admitted Claim.

(b)    Solely prior to the Effective Date, each Debtor, in its sole discretion, shall have the right, at its election, to terminate this Agreement as between the Debtors and any Other UK Affiliate (such Other UK Affiliate, a “Terminated UK Affiliate”) by written notice to such Terminated UK Affiliate if (a) there is a breach in any material respect, taken as a whole, of the representations, warranties and/or covenants of such Terminated UK Affiliate hereunder, and such Terminated UK Affiliate shall fail to cure such breach within ten days following receipt of written notice of such breach from the Debtors or (b) any of the Admitted Claims against such Terminated UK Affiliate receive materially different treatment than the claims held by other creditors of such Terminated UK Affiliate that are legally and factually similar to such Admitted Claim and that

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results in such other creditors having a recovery entitlement in respect of such claims that is materially higher than the recovery entitlement in respect of such Admitted Claim; provided that notwithstanding anything to the contrary in Section 11.04, this Agreement shall remain in full force and effect among, and such termination pursuant to this Section 11.02(b) shall have no effect on the rights and obligations of, the Debtors, the LBLIS Group Entities and the UK Affiliates (other than any Terminated UK Affiliate) vis-à-vis one another.

SECTION 11.03.    LBIE’s Right to Terminate.    Solely prior to the Effective Date, LBIE, in its sole discretion, (and no other UK Affiliate) shall have the right, at its election, to terminate this Agreement by written notice to the Debtors if (a) there is a breach in any material respect, taken as a whole, of the representations, warranties and/or covenants of any of the Debtors hereunder, and such Debtor shall fail to cure such breach within ten days following receipt of written notice of such breach from LBIE, (b) the Debtors withdraw the Current Plan or the Plan, (c) the Confirmation Order is not entered by the Bankruptcy Court on or before February 29, 2012, (d) the Plan (incorporating in full this Agreement) is not effective in accordance with its terms on or before July 1, 2012, (e) the Debtors propose or support any chapter 11 plan for the Debtors that provides for the substantive consolidation of any of the Debtors with any of the other Debtors or with any other Lehman Entity, (f) any chapter 11 plan for the Debtors that does not incorporate in full this Agreement is confirmed or such order confirming such plan does not approve this Agreement in full, (g) the Debtors amend or otherwise modify the Current Plan, the Plan or the Disclosure Statement, in each case, in a manner that, individually or, in the aggregate together with all other such amendments or modifications, would, if and when the Plan were to be consummated, adversely affect (other than in a de minimis manner) the treatment of, estimated recoveries by, or distributions to, or proportionate share of the Debtors’ assets that are distributed pursuant to the Plan to, the Allowed Claims, (h) the Debtors or any Debtor-Controlled Entity takes any other action or makes any other agreement (including with respect to claims or with respect to asset transfers or allocations) in each case, that, individually or, in the aggregate together with all other such actions and agreements, would, if and when the Plan were to be consummated, materially and adversely affect the treatment of, estimated recoveries by, or distributions to, or proportionate share of the Debtors’ assets that are distributed pursuant to the Plan to, the Allowed Claims or (i) the Plan provides for different treatment (other than in a de minimis manner) of claims held by other creditors that are legally and factually similar to the Allowed Claims that results in such other creditors having a recovery entitlement in respect of such claims that is higher (other than in a de minimis amount) than the recovery entitlement provided for in the Plan; provided that, with respect to clauses (g), (h) and (i) of this Section 11.03, (x) the Debtors do not guarantee, represent, warrant or otherwise commit that any UK Affiliate will receive any specific recovery amount or proportion under the Plan, (y) variations

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from or modifications to the projected recovery amounts or percentages set forth in the Disclosure Statement due to, or based upon, revised projections of asset values or the amount, enforceability, classification and/or priority of any claims as determined pursuant to an order of the Bankruptcy Court following litigation on the merits of such claim(s) (and not based on a settlement, agreement or stipulation with the Debtors) shall not be taken into account or constitute an adverse effect for the purposes of clauses (g), (h) and (i) of this Section 11.03 and (z) the refusal of the Bankruptcy Court to include in the order confirming the Plan a release and exculpation of any Plan Support Creditor (as defined in the Current Plan) shall not constitute an adverse effect for the purposes of clauses (g), (h) and (i) of this Section 11.03.

SECTION 11.04.    Effect of Termination.    In the event that this Agreement is terminated in accordance with Section 11.01, Section 11.02(a) or Section 11.03 by any Party, then neither this Agreement, nor any motion or other pleading filed in the Bankruptcy Court with respect to the approval of this Agreement, shall have any res judicata or collateral estoppel effect or be of any force or effect, each of the Parties’ respective interests, rights, remedies and defenses shall be restored without prejudice as if this Agreement had never been executed and the Parties hereto shall be automatically relieved of any further obligations hereunder; provided that Article 1, Section 2.18, Section 2.19, Article 10 through Article 18 and Article 23 through Article 27 shall survive any termination of this Agreement. In the event that this Agreement is terminated as between the Debtors and any Terminated UK Affiliate in accordance with Section 11.02(b) by any Debtor, then neither this Agreement, nor any motion or other pleading filed in the Bankruptcy Court with respect to the approval of this Agreement, shall have any res judicata or collateral estoppel effect or be of any force or effect as between the Debtors and such Terminated UK Affiliate, each of the Debtors; and such Terminated UK Affiliates’ respective interests, rights, remedies and defenses vis-à-vis one another shall be restored without prejudice as if this Agreement had never been executed and the Debtors and such Terminated UK Affiliate shall be automatically relieved of any further obligations hereunder vis-à-vis one another; provided that Article 1, Section 2.18, Section 2.19, Article 10 through Article 18 and Article 23 through Article 27 shall survive any termination of this Agreement as between the Debtors and any Terminated UK Affiliate. Except as expressly provided herein, this Agreement and all communications and negotiations among the Parties with respect hereto or any of the transactions contemplated hereunder are without waiver of or prejudice to the Parties’ rights and remedies, and the Parties hereby reserve all claims, defenses and positions that they may have with respect to each other.

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ARTICLE 12

VENUE AND CHOICE OF LAW

SECTION 12.01.    Venue.    To the maximum extent permissible by law, the Parties expressly consent and submit to the exclusive jurisdiction of the Bankruptcy Court over any actions or proceedings relating to the enforcement or interpretation of this Agreement, and any Party bringing such action or proceeding shall bring such action or proceeding in the Bankruptcy Court; provided that any actions or proceedings arising out of or relating to (i) disputes regarding the amount or validity of Admitted Claims or any other claims against UK Administration Companies or UK Liquidation Companies, (ii) issues that are the subject of any litigation currently pending in the English High Court (including, the Extended Lien Application, the currently pending Client Money Tracing Application and the application in respect of RASCALS Assets) or any applications in the English Courts that arise out of or relate to such currently pending litigation, (iii) Client Money or the Client Money Trust, in each case, other than any Client Money Tracing Claims against any Debtor (provided, however, that nothing in this Section 12.01 shall affect the rights of any beneficiary of the Client Money Trust who is not a Party to commence an action or proceeding to pursue a Client Money Tracing Claim in any jurisdiction or affect the rights of the Debtors to object thereto) and (iv) ownership or security interest claims (and asset shortfall claims and claims for short positions) in respect of assets held or settling into depots in LBIE’s name or under LBIE’s custody or control wherever situated, in each case, shall be within the exclusive jurisdiction of the English High Court, and, in each case, any Party bringing such action or proceeding shall bring such action or proceeding in the English High Court, and the Parties expressly consent and submit to the exclusive jurisdiction of such court in relation to the matters referred to in clauses (i) to (iv) of this proviso; provided, further, that any actions or proceedings arising out of disputes regarding the amount or validity of Admitted Claims or any other claims against Other UK Affiliates shall be within the non-exclusive jurisdiction of any court of competent jurisdiction. Each of the Parties agrees that a final judgment in any such action or proceeding, including all appeals, shall be conclusive and may be enforced in other jurisdictions (including any foreign jurisdictions) by suit on the judgment or in any other manner provided by applicable law. If the Bankruptcy Court refuses or abstains from exercising jurisdiction over any action or proceeding that would have otherwise been within the exclusive jurisdiction of the Bankruptcy Court, such action or proceeding shall be in any court in the State of New York having proper jurisdiction. Each Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, (1) any objection that it may now or hereafter have to the laying of venue of any such action or proceeding with the Bankruptcy Court or with any other federal court located within the Southern District of New York, or with the English High Court or other court of competent jurisdiction as described above, and (2) the defense

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of an inconvenient forum to the maintenance of such action or proceeding in any such court. Each Party irrevocably consents to service of process in the manner provided for notices in Article 13 hereof. Nothing in this Agreement will affect the right, or requirement, of any Party to this Agreement to serve process in any other manner permitted or required by applicable law. Notwithstanding the foregoing, this Agreement may be put before the English High Court as evidence of the terms and provisions contained herein.

SECTION 12.02.    Choice of Law.    This Agreement and all claims and disputes relating to the construction or application of the terms of this Agreement, shall be governed by and construed in accordance with the laws of the State of New York and the Bankruptcy Code, without regard to choice of law principles to the extent such principles would apply a law other than that of the State of New York or the Bankruptcy Code.

ARTICLE 13

NOTICES

All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next Business Day or (c) when sent by an internationally recognized courier, specifying next day delivery, upon written confirmation of delivery by such courier. All communications shall be sent:

If to any Debtor or any LBLIS Group Entity at:

1271 Avenue of the Americas, 39th Floor

New York, New York 10020

U.S.A.

Attn: Daniel J. Ehrmann

Facsimile: (646) 834-0874

Email: dehrmann@alvarezandmarsal.com

With a copy (which shall not constitute notice) to:

Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, New York 10153

U.S.A.

Attn: Lori R. Fife and Robert J. Lemons

Facsimile: (212) 310-8007

Email: lori.fife@weil.com and robert.lemons@weil.com

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If to any UK Affiliate at:

The address(es) set forth in the applicable UK Affiliate’s signature page hereto, with a copy (which shall not constitute notice) to:

Davis Polk & Wardwell LLP

450 Lexington Avenue

New York, New York 10017

U.S.A.

Attn: Marshall S. Huebner and Brian M. Resnick

Facsimile: (212) 701-5800

Email: marshall.huebner@davispolk.com and

            brian.resnick@davispolk.com

and

Linklaters LLP

One Silk Street

London

EC2Y 8HQ

United Kingdom

Attn: Richard Holden and Titia Holtz

Facsimile: +44 20 7456 2222

Email: richard.holden@linklaters.com and

            titia.holtz@linklaters.com

or to such other address(es) as may have been furnished by a Party to each of the other Parties by notice given in accordance with the requirements set forth above.

ARTICLE 14

NO ADMISSION OF LIABILITY

Each Party acknowledges that this Agreement effects a settlement of potential claims, counterclaims and factual allegations that are in whole or in part denied and contested, and that nothing contained herein shall be construed as an admission of liability or wrongdoing or with respect to any disputed fact.

ARTICLE 15

ENTIRE AGREEMENT

This Agreement constitutes the entire and only agreement of the Parties concerning the subject matter hereof. This Agreement supersedes and replaces any and all prior or contemporaneous oral or written agreements between the Parties concerning the subject matter hereof, and, to the extent of any conflicts or

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inconsistencies between any confirmed Plan and the terms of this Agreement, the terms of this Agreement shall control. The Parties acknowledge that this Agreement is not being executed in reliance on any oral or written agreement, promise or representation not contained herein. For the avoidance of doubt, nothing in this Agreement is intended to or shall supersede the Voting Stipulation or, except as set forth in Section 2.18, the Claim Reserve Agreement.

ARTICLE 16

NO ORAL MODIFICATIONS

This Agreement may not be modified or amended orally. This Agreement may be modified or amended only by a writing signed by a duly authorized representative of each affected Party hereto; provided that this Agreement may be modified or amended without a writing signed by a duly authorized representative of any particular Other UK Affiliate to the extent such amendment or modification does not directly adversely affect such Other UK Affiliate. Any waiver of compliance with any term or provision of this Agreement on the part of any of the Debtors must be provided in a writing signed by each affected UK Affiliate. Any waiver of compliance with any term or provision of this Agreement on the part of any of the UK Affiliates must be provided in a writing signed by each affected Debtor. No waiver of any breach of any term or provision of this Agreement shall be construed as a waiver of any subsequent breach. No failure or delay by any party in exercising any right or remedy provided by law under or pursuant to this Agreement shall impair such right or remedy or be construed as a waiver or variation of it or preclude its exercise at any subsequent time, and no single or partial exercise of any such right or remedy shall preclude any other or further exercise of it or the exercise of any other right or remedy.

ARTICLE 17

CONSTRUCTION

This Agreement constitutes a fully negotiated agreement among commercially sophisticated parties and therefore shall not be construed or interpreted for or against any Party, and any rule or maxim of construction to such effect shall not apply to this Agreement.

ARTICLE 18

BINDING EFFECT; SUCCESSOR AND ASSIGNS

Any declaration or statement of any Joint Administrator, Joint Liquidator or Thayer Liquidator shall be made only in his capacity and function as a Joint Administrator, Joint Liquidator or Thayer Liquidator of the applicable UK

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Affiliate, and shall in no circumstance be construed as being a declaration or statement of such Joint Administrator, Joint Liquidator or Thayer Liquidator on his own and personal behalf. This Agreement shall inure to the benefit of and be binding upon the Parties and their respective successors (including any chapter 7 trustees that may be appointed upon or after conversion of any of the Chapter 11 Cases to a case or cases under chapter 7 of the Bankruptcy Code or any party that may succeed to the rights or claims of any of the Debtors or their estates, derivatively or otherwise, and including any liquidators that may be appointed upon or after conversion of any administration of any UK Administration Company into liquidations) and permitted assigns; provided, however, that no Party may assign its rights or obligations under this Agreement without the written consent of each affected Party, and any assignment not in accordance with the terms hereof shall be null and void ab initio.

ARTICLE 19

FURTHER ASSURANCES

The Parties agree to execute any and all further documents, agreements and instruments, and take all further action that may be required under applicable law, or that the Parties may reasonably request, in order to effectuate the terms of this Agreement and, as necessary, to promptly seek Bankruptcy Court approval of any such documents, agreements and instruments. Without limiting the generality of the foregoing, (i) each Party, in its capacity as a creditor of any UK Affiliate, agrees to not object to the settlements contemplated herein and (ii) each Debtor agrees to use reasonable efforts to cause any Debtor-Controlled Entity (as defined in the Current Plan), in such Debtor-Controlled Entity’s capacity as a creditor or entity otherwise economically interested (directly or indirectly) in the assets of any UK Affiliate, to not object to the settlements contemplated herein.

ARTICLE 20.

COOPERATION.

SECTION 20.01.    LBSF’s and LBCS’s Cooperation.    Subject to applicable data privacy restrictions and to confidentiality obligations owed to counterparties and to applicable restrictions on LBSF’s or LBCS’s respective ability to provide market or pricing data supplied to it by third parties, LBSF and LBCS agree (i) to use reasonable efforts to provide LBIE with any information relating to any Assigned Debtor/LBIE Assets (or any claims in respect thereof) that LBIE may reasonably request, (ii) to not object to, or directly or indirectly support any objection to, LBIE’s prosecution of any claims in respect of any Assigned Debtor/LBIE Assets and (iii) to execute any release in respect of any Assigned Debtor/LBIE Assets that LBIE in good faith deems necessary in connection with any claims in respect thereof; provided that (x) any information

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supplied on such basis shall be supplied on terms that LBSF and LBCS, as applicable, incur no obligation or liability to LBIE in connection therewith, and (y) such obligation shall not require either LBSF or LBCS, as applicable, to expend any funds which it considers unreasonable or unduly burdensome. Nothing in this Section 20.01 shall require LBSF or LBCS, as applicable, to act in any manner that it considers, in its sole discretion, to be adverse to its interests or inconsistent with the fiduciary duties of LBSF or LBCS, as applicable.

SECTION 20.02.    UK Administration Companies’ and UK Liquidation Companies’ Cooperation.    Subject to applicable data privacy restrictions, to confidentiality obligations owed to counterparties and to applicable restrictions on each UK Administration Company’s and each UK Liquidation Company’s ability to provide market or pricing data supplied to it by third parties, each UK Administration Company and each UK Liquidation Company agrees that, upon LBHI’s written request and representation that a creditor (other than any Lehman Entity) of such UK Administration Company or UK Liquidation Company, as applicable, has asserted a corresponding guarantee claim against LBHI (each such third-party creditor, a “Third-Party Creditor”), such UK Administration Company or UK Liquidation Company, as applicable, shall use reasonable efforts to provide LBHI with:

(a)    information regarding whether such UK Administration Company or UK Liquidation Company, as applicable, and such Third-Party Creditor have resolved any of such Third-Party Creditor’s claims against such UK Administration Company or UK Liquidation Company, as applicable;

(b)    to the extent any such claims have been resolved, information regarding the number and amount of such claims that have been admitted or disallowed, and any distributions that have been made on account of any such admitted claims; and

(c)    to the extent any such claims are disputed or otherwise unresolved, any information as the relevant UK Administration Company or UK Liquidation Company, in its sole discretion, may agree

; provided, in each case, that (i) without prejudice to the general applicability of the Existing NDA, LBHI acknowledges that any information provided to it pursuant to this Section 20.02 shall be treated as “Confidential Information” (as defined in the Existing NDA); (ii) such UK Administration Company or UK Liquidation Company, as applicable, shall incur no obligation or liability to LBHI in connection with any information supplied in accordance with this Section 20.02, (iii) such obligation shall not involve such UK Administration Company or UK Liquidation Company, as applicable, incurring any cost or suffering any delay that it considers, in its sole discretion, unreasonable or unduly burdensome,

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(iv) nothing in this Section 20.02 shall give LBHI any right of veto over the terms of any settlement between such UK Administration Company or UK Liquidation Company, as applicable, and any such counterparty and (v) nothing in this Section 20.02 shall require such UK Administration Company or UK Liquidation Company, as applicable, to act in any manner that it considers, in its sole discretion, to be adverse to its interests, inconsistent with the duties of the Joint Administrators or Joint Liquidators, as applicable, or contrary to best insolvency practice in the United Kingdom.

ARTICLE 21

FOREIGN EXCHANGE

Notwithstanding the use for convenience of US Dollar amounts throughout this Agreement, any amount agreed to be due under the terms of Section 2.03 or Section 2.05 of this Agreement by a UK Administration Company, a UK Liquidation Company or a Thayer Liquidation Company shall be admitted to rank for dividend or other distribution in Sterling at the exchange rate applicable to such UK Administration Company, UK Liquidation Company or Thayer Liquidation Company in accordance with applicable law or in accordance with such UK scheme of arrangement or company voluntary arrangement as is applicable in the case of the relevant company, applied to each relevant US Dollar amount stated in this Agreement. Any amount due by LBIE pursuant to Section 2.22(b) shall be payable in Sterling or, if LBIE and LBHI so agree, in US Dollars and in the latter case at such spot rate of exchange as LBIE is able to obtain on or about the day of payment in accordance with normal practice in the foreign exchange market.

ARTICLE 22

TAX

SECTION 22.01.    All payments or distributions on account of the Allowed Claims or the Admitted Claims shall be made without any Tax Deduction, unless a Tax Deduction is required by law.

SECTION 22.02.    Each Party shall, upon becoming aware that it must make a Tax Deduction from a payment or distribution to another Party on account of the Allowed Claims or the Admitted Claims (or that there is any change in the rate or the basis of a Tax Deduction) notify such other Party accordingly.

SECTION 22.03.    The Parties shall co-operate in completing any procedural formalities necessary to obtain authorization to make payments or distributions on account of the Allowed Claims or the Admitted Claims without a Tax Deduction. To the extent that any payments or distributions made on

53

account of the Allowed Claims or the Admitted Claims may be subject to any Tax Deduction by the Debtors or the UK Affiliates, the relevant Debtors and the relevant UK Affiliates shall take all reasonable steps to ensure that:

(a)    such withholding is mitigated as far as permissible; and

(b)    the recipient of such payments is able reclaim any Tax Deduction from a tax authority,

in each case, whether under the terms of an applicable double taxation agreement, local Tax law or practice, or any other applicable law.

SECTION 22.04.    The Parties agree that any payments made on account of the claims and receivables that are the subject of this Agreement shall be allocated for all purposes, including but not limited to US federal income tax and UK tax purposes, first to the principal portion of such claims and receivables, and, only after the principal portion of such respective claims and receivables is satisfied in full, to any portion of such claims and receivables comprising interest (but solely to the extent that interest is an allowable portion of such claims and receivables).

SECTION 22.05.    The Parties shall cooperate with respect to all reasonable information requests from a Party relating to the Party’s preparation and filing of tax returns or other tax filings and withholding determinations, and any tax proceedings.

SECTION 22.06.    Nothing in this Article 22 shall require any Party to take any step that in its reasonable opinion would have material adverse consequences for it.

ARTICLE 23

COUNTERPARTS

This Agreement may be executed in counterparts, each of which constitutes an original, and all of which, collectively, constitute only one agreement. The signatures of all of the Parties need not appear on the same counterpart.

ARTICLE 24

NO PERSONAL LIABILITY

The Joint Administrators, the Joint Liquidators, the Thayer Liquidators, and A&M act as agents for and on behalf of the UK Administration Companies, the UK Liquidation Companies, the Thayer Liquidation Companies, and the

54

Debtors, respectively, and neither they, their firm, members, partners, directors, officers, employees, agents, advisers or representatives shall incur any personal liability whatsoever in respect of any of the obligations undertaken by any of the UK Administration Companies, UK Liquidation Companies, Thayer Liquidation Companies, or Debtors, or in respect of any failure on the part of any of the UK Administration Companies, UK Liquidation Companies, Thayer Liquidation Companies, or Debtors to observe, perform or comply with any such obligations; or under or in relation to any associated arrangements or negotiations; or under any document or assurance made pursuant hereto. The exclusion of liability set out in this paragraph shall arise and continue notwithstanding the termination of the agency of any of the Joint Administrators, Joint Liquidators, Thayer Liquidators or A&M and shall operate as a waiver of any claims in tort as well as under the laws of contract and any claims otherwise at law or in equity. The Joint Administrators’, the Joint Liquidators’, and the Thayer Liquidators’ firm, and A&M, and each of their respective members, partners, directors, officers, employees, agents, advisers and representatives are express third-party beneficiaries hereunder and may enforce and rely on this paragraph, to the same extent as if they or it were a party. Each Party accepts and agrees that this Agreement and all transactions and measures contained herein do not give rise to any personal liability on the part of any of the officers, directors, employees, members, consultants, agents, asset managers, representatives or professional advisors of any other Party and, to the extent any such personal liability existed, each Party explicitly waives any and all potential rights and claims against all of the aforementioned persons. Any claim by a Party against any of the Joint Administrators, Joint Liquidators, Thayer Liquidators, UK Administration Companies, UK Liquidation Companies, or Thayer Liquidation Companies, arising under, related to, or connected with this Agreement shall be satisfied only out of the assets of the estate of the applicable UK Administration Company, UK Liquidation Company or Thayer Liquidation Company, and any claim by a Party against A&M as agent for a Debtor, or against such Debtor, arising under, related to, or connected with this Agreement shall only be satisfied out of the assets of such Debtor.

ARTICLE 25

THIRD-PARTY BENEFICIARIES

Other than (i) the Joint Administrators, Joint Liquidators and Thayer Liquidators (each of whom is an intended beneficiary of all limitations, exclusions, undertakings, covenants, releases and indemnities in their favor contained herein) and (ii) the beneficiaries of the forbearances set forth in Section 2.09 and releases set forth in Article 8 (each of whom is an intended beneficiary of such forbearances and releases), no provision of this Agreement shall create any third-party beneficiary or other rights to any entity other than the Parties. No LBLIS Group Entity shall have any third-party beneficiary or other rights except in

55

respect of the provisions to which such LBLIS Group Entity is party pursuant to Section 2.13(m).

ARTICLE 26

NON-SEVERABILITY

Each of the provisions of this Agreement is an integrated, essential and non-severable part of this Agreement.

ARTICLE 27

WAIVER OF JURY TRIAL

EACH OF THE PARTIES HERETO HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS AGREEMENT OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH OR IN RESPECT OF ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTION OF ANY PARTY OR ARISING OUT OF ANY EXERCISE BY ANY PARTY OF ITS RESPECTIVE RIGHTS UNDER THIS AGREEMENT OR IN ANY WAY RELATING TO THE TRANSACTIONS CONTEMPLATED HEREBY (INCLUDING, WITHOUT LIMITATION, WITH RESPECT TO ANY ACTION TO RESCIND OR CANCEL THIS AGREEMENT AND WITH RESPECT TO ANY CLAIM OR DEFENSE ASSERTING THAT THIS AGREEMENT WAS FRAUDULENTLY INDUCED OR IS OTHERWISE VOID OR VOIDABLE). THIS WAIVER OF RIGHT TO TRIAL BY JURY IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. EACH OF THE PARTIES HERETO IS HEREBY AUTHORIZED TO FILE A COPY OF THIS ARTICLE 27 IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER. THIS WAIVER OF JURY TRIAL IS A MATERIAL INDUCEMENT FOR THE PARTIES HERETO TO ENTER INTO THIS AGREEMENT.

56

IN WITNESS WHEREOF, each Party by his or its duly authorized representative has executed this Agreement as of the date first written above:

LEHMAN BROTHERS HOLDINGS INC.,

LEHMAN COMMERCIAL PAPER INC.,

LEHMAN BROTHERS COMMODITY

SERVICES INC., LEHMAN BROTHERS

SPECIAL FINANCING INC., LEHMAN

BROTHERS OTC DERIVATIVES INC.,

LEHMAN BROTHERS COMMERCIAL

CORPORATION, LB 745 LLC, PAMI

STATLER ARMS LLC, CES AVIATION

LLC, CES AVIATION V LLC, CES

AVIATION IX LLC, LEHMAN SCOTTISH

FINANCE L.P., BNC MORTGAGE LLC, LB

ROSE RANCH LLC, STRUCTURED

ASSET SECURITIES CORPORATION, LB

2080 KALAKAUA OWNERS LLC, LB

PREFERRED SOMERSET LLC, LB

SOMERSET LLC, as Debtors and Debtors in

Possession

By:

Name:	John Suckow

Title:	Authorized Signatory

LEHMAN BROTHERS DERIVATIVES

PRODUCTS INC., LEHMAN BROTHERS

FINANCIAL PRODUCTS INC., EAST

DOVER LIMITED, LUXEMBOURG

RESIDENTIAL PROPERTIES LOAN

FINANCE S.A.R.L., as Debtors and Debtors

in Possession

By:

Name:	Daniel Ehrmann

Title:	Authorized Signatory

[Signature page for Settlement Agreement among UK Affiliates and Debtors]

Lehman Brothers Luxembourg Investments S.À.R.L.

By:
Name:	Daniel Ehrmann
Title:	Manager of category A

By:
Name:	John Keen
Title:	Manager of category B

[Signature page for Settlement Agreement among UK Affiliates and Debtors]

Lehman Brothers Holdings Scottish LP

By:
Name:	William J. Fox
Title:	Authorized Signatory

[Signature page for Settlement Agreement among UK Affiliates and Debtors]

Lehman Brothers UK Holdings (Delaware) Inc.

By:
Name:	William J. Fox
Title:	Executive Vice President and Chief Financial Officer

[Signature page for Settlement Agreement among UK Affiliates and Debtors]

IN WITNESS WHEREOF, each Party by his or its duly authorized representative has executed this Agreement as of the date first written above:

Lehman Brothers International (Europe) (in administration)

By:

Anthony V. Lomas, Joint

Administrator of Lehman Brothers

Europe Limited (in administration),

acting as its agent and without

personal liability

Level 23

25 Canada Square

London, E14 5LQ

United Kingdom

Email: tony.lomas@uk.pwc.com

[Signature page for Settlement Agreement among UK Affiliates and Debtors]

Mable Commercial Funding Limited (in administration)	Storm Funding Limited (in administration)

By:	By:

Dan Y. Schwarzmann, Joint

Administrator of Mable Commercial

Funding Limited (in administration),

acting as its agent and without personal

liability

7 More London

Riverside, London, SE1 2RT

United Kingdom

Email: dan.schwarzmann@uk.pwc.com

Dan Y. Schwarzmann, Joint

Administrator of Storm Funding

Limited (in administration), acting as

its agent and without personal liability

7 More London

Riverside, London, SE1 2RT

United Kingdom

Email: dan.schwarzmann@uk.pwc.com

LB UK Re Holdings Limited (in administration)	Lehman Brothers Europe Limited (in administration)

By:	By:

Dan Y. Schwarzmann, Joint

Administrator of LB UK Re Holdings

Limited (in administration), acting as its

agent and without personal liability

7 More London

Riverside, London, SE1 2RT

United Kingdom

Email: dan.schwarzmann@uk.pwc.com

Dan Y. Schwarzmann, Joint

Administrator of Lehman Brothers

Europe Limited (in administration),

acting as its agent and without personal

liability

7 More London

Riverside, London, SE1 2RT

United Kingdom

Email: dan.schwarzmann@uk.pwc.com

[Signature page for Settlement Agreement among UK Affiliates and Debtors]

Lehman Brothers Limited (in administration)

By:

Michael J. A. Jervis, Joint

Administrator of Lehman Brothers

Limited (in administration), acting as

its agent and without personal liability

7 More London

Riverside, London, SE1 2RT United Kingdom

Email: mike.jervis@uk.pwc.com

[Signature page for Settlement Agreement among UK Affiliates and Debtors]

Cherry Tree Mortgages Limited (in administration)	Eldon Street Holdings Limited (in administration)

By:	By:

Michael J. A. Jervis, Joint

Administrator of Cherry Tree

Mortgages Limited (in administration),

acting as its agent and without personal

liability

With notice to:

Derek A. Howell

Level 23

25 Canada Square

London, E14 5LQ

United Kingdom

Email: derek.a.howell@uk.pwc.com

Michael J. A. Jervis, Joint

Administrator of Eldon Street Holdings

Limited (in administration), acting as

its agent and without personal liability

With notice to:

Derek A. Howell

Level 23

25 Canada Square

London, E14 5LQ

United Kingdom

Email: derek.a.howell@uk.pwc.com

LB Holdings Intermediate 2 Limited (in administration)	LB RE Financing No. 3 Limited (in administration)

By:	By:

Michael J. A. Jervis, Joint

Administrator of LB Holdings

Intermediate 2 Limited

(in administration), acting as its agent

and without personal liability

With notice to:

Derek A. Howell

Level 23

25 Canada Square

London, E14 5LQ

United Kingdom

Email: derek.a.howell@uk.pwc.com

Michael J. A. Jervis, Joint

Administrator of LB RE Financing

No. 3 Limited (in administration),

acting as its agent and without personal

liability

With notice to:

Derek A. Howell

Level 23

25 Canada Square

London, E14 5LQ

United Kingdom

Email: derek.a.howell@uk.pwc.com

[Signature page for Settlement Agreement among UK Affiliates and Debtors]

LB SF No. 1 (in administration)	LB UK Financing Ltd (in administration)

By:	By:

Michael J. A. Jervis, Joint

Administrator of LB SF No. 1

(in administration), acting as its agent

and without personal liability

With notice to:

Derek A. Howell

Level 23

25 Canada Square

London, E14 5LQ

United Kingdom

Email: derek.a.howell@uk.pwc.com

Michael J. A. Jervis, Joint

Administrator of LB UK Financing Ltd

(in administration), acting as its agent

and without personal liability

With notice to:

Derek A. Howell

Level 23

25 Canada Square

London, E14 5LQ

United Kingdom

Email: derek.a.howell@uk.pwc.com

Lehman Brothers Holdings PLC (in administration)	Lehman Brothers Lease & Finance No. 1 Limited (in administration)

By:	By:

Michael J. A. Jervis, Joint

Administrator of Lehman Brothers

Holdings PLC (in administration),

acting as its agent and without personal

liability

With notice to:

Derek A. Howell

Level 23

25 Canada Square

London, E14 5LQ

United Kingdom

Email: derek.a.howell@uk.pwc.com

Michael J. A. Jervis, Joint

Administrator of Lehman Brothers

Lease & Finance No. 1 Limited (in administration), acting as its agent and without personal liability

With notice to:

Derek A. Howell

Level 23

25 Canada Square

London, E14 5LQ

United Kingdom

Email: derek.a.howell@uk.pwc.com

[Signature page for Settlement Agreement among UK Affiliates and Debtors]

Lehman Brothers (PTG) Limited (in administration)	Lehman Brothers UK Holdings Limited (in administration)

By:	By:

Michael J. A. Jervis, Joint

Administrator of Lehman Brothers

(PTG) Limited (in administration),

acting as its agent and without personal

liability

With notice to:

Derek A. Howell

Level 23

25 Canada Square

London, E14 5LQ

United Kingdom

Email: derek.a.howell@uk.pwc.com

Michael J. A. Jervis, Joint

Administrator of Lehman Brothers UK

Holdings Limited (in administration),

acting as its agent and without personal

liability

With notice to:

Derek A. Howell

Level 23

25 Canada Square

London, E14 5LQ

United Kingdom

Email: derek.a.howell@uk.pwc.com

Lehman Commercial Mortgage Conduit Limited (in administration)	Monaco NPL (No. 1) Limited (in administration)

By:	By:

Michael J. A. Jervis, Joint

Administrator of Lehman Commercial

Mortgage Conduit Limited

(in administration), acting as its agent

and without personal liability

With notice to:

Derek A. Howell

Level 23

25 Canada Square

London, E14 5LQ

United Kingdom

Email: derek.a.howell@uk.pwc.com

Michael J. A. Jervis, Joint

Administrator of Monaco NPL (No. 1)

Limited (in administration), acting as

its agent and without personal liability

With notice to:

Derek A. Howell

Level 23

25 Canada Square

London, E14 5LQ

United Kingdom

Email: derek.a.howell@uk.pwc.com

[Signature page for Settlement Agreement among UK Affiliates and Debtors]

Thayer Properties Limited (in administration)	Zestdew Limited (in administration)

By:	By:

Michael J. A. Jervis, Joint

Administrator of Thayer Properties

Limited (in administration), acting as its

agent and without personal liability

With notice to:

Derek A. Howell

Level 23

25 Canada Square

London, E14 5LQ

United Kingdom

Email: derek.a.howell@uk.pwc.com

Michael J. A. Jervis, Joint

Administrator of Zestdew Limited

(in administration), acting as its agent

and without personal liability

With notice to:

Derek A. Howell

Level 23

25 Canada Square

London, E14 5LQ

United Kingdom

Email: derek.a.howell@uk.pwc.com

[Signature page for Settlement Agreement among UK Affiliates and Debtors]

Eldon Street (Cube) Limited (in liquidation)	Eldon Street (Raven) Limited (in liquidation)

By:	By:

Ian Oakley-Smith, Joint Liquidator of

Eldon Street (Cube) Limited

(in liquidation), acting as its agent and

without personal liability

With notice to:

Derek A. Howell

Level 23

25 Canada Square

London, E14 5LQ

United Kingdom

Email: derek.a.howell@uk.pwc.com

Ian Oakley-Smith, Joint Liquidator of

Eldon Street (Raven) Limited

(in liquidation), acting as its agent and

without personal liability

With notice to:

Derek A. Howell

Level 23

25 Canada Square

London, E14 5LQ

United Kingdom

Email: derek.a.howell@uk.pwc.com

Grace Hotels Limited (in liquidation)	LB Lomond Investments (in liquidation)

By:	By:

Ian Oakley-Smith, Joint Liquidator of

Grace Hotels Limited (in liquidation),

acting as its agent and without personal

liability

With notice to:

Derek A. Howell

Level 23

25 Canada Square

London, E14 5LQ

United Kingdom

Email: derek.a.howell@uk.pwc.com

Ian Oakley-Smith, Joint Liquidator of

LB Lomond Investments

(in liquidation), acting as its agent and

without personal liability

With notice to:

Derek A. Howell

Level 23

25 Canada Square

London, E14 5LQ

United Kingdom

Email: derek.a.howell@uk.pwc.com

[Signature page for Settlement Agreement among UK Affiliates and Debtors]

Platform Commercial Mortgage Limited (in liquidation)	Platform Home Mortgage Securities No. 4 Limited (in liquidation)

By:	By:

Ian Oakley-Smith, Joint Liquidator of

Platform Commercial Mortgage

Limited (in liquidation), acting as its

agent and without personal liability

With notice to:

Derek A. Howell

Level 23

25 Canada Square

London, E14 5LQ

United Kingdom

Email: derek.a.howell@uk.pwc.com

Ian Oakley-Smith, Joint Liquidator of

Platform Home Mortgage Securities

No. 4 Limited (in liquidation), acting as

its agent and without personal liability

With notice to:

Derek A. Howell

Level 23

25 Canada Square

London, E14 5LQ

United Kingdom

Email: derek.a.howell@uk.pwc.com

[Signature page for Settlement Agreement among UK Affiliates and Debtors]

LBO Investments Limited (in liquidation)	LBQ Funding (UK) (in liquidation)

By:	By:

Ian Oakley-Smith, Joint Liquidator of

LBO Investments Limited

(in liquidation), acting as its agent and

without personal liability

With notice to:

Derek A. Howell

Level 23

25 Canada Square

London, E14 5LQ

United Kingdom

Email: derek.a.howell@uk.pwc.com

Ian Oakley-Smith, Joint Liquidator of

LBQ Funding (UK) (in liquidation),

acting as its agent and without personal

liability

With notice to:

Derek A. Howell

Level 23

25 Canada Square

London, E14 5LQ

United Kingdom

Email: derek.a.howell@uk.pwc.com

Lehman Brothers Equity (Nominees Number 7) Limited (in liquidation)	Lehman Brothers (Indonesia) Limited (in liquidation)

By:	By:

Ian Oakley-Smith, Joint Liquidator of

Lehman Brothers Equity (Nominees

Number 7) Limited (in liquidation),

acting as its agent and without personal

liability

With notice to:

Derek A. Howell

Level 23

25 Canada Square

London, E14 5LQ

United Kingdom

Email: derek.a.howell@uk.pwc.com

Ian Oakley-Smith, Joint Liquidator of

Lehman Brothers (Indonesia) Limited

(in liquidation), acting as its agent and

without personal liability

With notice to:

Derek A. Howell

Level 23

25 Canada Square

London, E14 5LQ

United Kingdom

Email: derek.a.howell@uk.pwc.com

[Signature page for Settlement Agreement among UK Affiliates and Debtors]

Acenden Limited (f/k/a Capstone Mortgage Services Limited)

By:
Amany Attia, as Director of Acenden Limited (f/k/a Capstone Mortgage Services Limited) Acenden Limited 4th Floor 22-25 Finsbury Square London EC2A 1DX United Kingdom Email: Amany.Attia@acenden.com

[Signature page for Settlement Agreement among UK Affiliates and Debtors]

Acenden Limited (f/k/a Capstone Mortgage Services Limited)

By:
Jeff Lundgren, as Director of Acenden Limited (f/k/a Capstone Mortgage Services Limited) Acenden Limited 4th Floor 22-25 Finsbury Square London EC2A 1DX United Kingdom Email: Jeff.Lundgren@acenden.com

[Signature page for Settlement Agreement among UK Affiliates and Debtors]

Eldon Street (Birchin) Limited	Eldon Street (Colbert Orco) Limited

By:	By:

A J P Brereton, as Director of Eldon

Street (Birchin) Limited

With notice to:

Reed Smith LLP

The Broadgate Tower

20 Primrose Street

London

EC2A 2RS

Attn: Jeff Drew and Monika Kuzelova

Email: jdrew@reedsmith.com and

mkuzelova@reedsmith.com

A J P Brereton, as Director of Eldon

Street (Colbert Orco) Limited

With notice to:

Reed Smith LLP

The Broadgate Tower

20 Primrose Street

London

EC2A 2RS

Attn: Jeff Drew and Monika Kuzelova

Email: jdrew@reedsmith.com and

mkuzelova@reedsmith.com

Eldon Street (Fidenza) Limited	Eldon Street (Jefferson) Limited

By:	By:

A J P Brereton, as Director of Eldon

Street (Fidenza) Limited

With notice to:

Reed Smith LLP

The Broadgate Tower

20 Primrose Street

London

EC2A 2RS

Attn: Jeff Drew and Monika Kuzelova

Email: jdrew@reedsmith.com and

mkuzelova@reedsmith.com

A J P Brereton, as Director of Eldon

Street (Jefferson) Limited

With notice to:

Reed Smith LLP

The Broadgate Tower

20 Primrose Street

London

EC2A 2RS

Attn: Jeff Drew and Monika Kuzelova

Email: jdrew@reedsmith.com and

mkuzelova@reedsmith.com

[Signature page for Settlement Agreement among UK Affiliates and Debtors]

Eldon Street (Harley) Limited	LB Yellow (No. 1) Limited

By:	By:

A J P Brereton, as Director of Eldon

Street (Harley) Limited

With notice to:

Reed Smith LLP

The Broadgate Tower

20 Primrose Street

London

EC2A 2RS

Attn: Jeff Drew and Monika Kuzelova

Email: jdrew@reedsmith.com and

mkuzelova@reedsmith.com

A J P Brereton, as Director of LB

Yellow (No. 1) Limited

With notice to:

Reed Smith LLP

The Broadgate Tower

20 Primrose Street

London

EC2A 2RS

Attn: Jeff Drew and Monika Kuzelova

Email: jdrew@reedsmith.com and mkuzelova@reedsmith.com

LB Holdings Intermediate 1 Limited	LB SF Warehouse Limited

By:	By:

A J P Brereton, as Director of LB

Holdings Intermediate 1 Limited

With notice to:

Reed Smith LLP

The Broadgate Tower

20 Primrose Street

London

EC2A 2RS

Attn: Jeff Drew and Monika Kuzelova

Email: jdrew@reedsmith.com and

mkuzelova@reedsmith.com

A J P Brereton, as Director of LB SF

Warehouse Limited

With notice to:

Reed Smith LLP

The Broadgate Tower

20 Primrose Street

London

EC2A 2RS

Attn: Jeff Drew and Monika Kuzelova

Email: jdrew@reedsmith.com and

mkuzelova@reedsmith.com

[Signature page for Settlement Agreement among UK Affiliates and Debtors]

MBAM Investor Limited	Parkmetro Limited

By:	By:

A J P Brereton, as Director of MBAM

Investor Limited

With notice to:

Reed Smith LLP

The Broadgate Tower

20 Primrose Street

London

EC2A 2RS

Attn: Jeff Drew and Monika Kuzelova

Email: jdrew@reedsmith.com and

mkuzelova@reedsmith.com

A J P Brereton, as Director of

Parkmetro Limited

With notice to:

Reed Smith LLP

The Broadgate Tower

20 Primrose Street

London

EC2A 2RS

Attn: Jeff Drew and Monika Kuzelova

Email: jdrew@reedsmith.com and mkuzelova@reedsmith.com

Preferred Holdings Limited	Preferred Group Limited

By:	By:

A J P Brereton, as Director of Preferred

Holdings Limited

With notice to:

Reed Smith LLP

The Broadgate Tower

20 Primrose Street

London

EC2A 2RS

Attn: Jeff Drew and Monika Kuzelova

Email: jdrew@reedsmith.com and mkuzelova@reedsmith.com

A J P Brereton, as Director of Preferred

Group Limited

With notice to:

Reed Smith LLP

The Broadgate Tower

20 Primrose Street

London

EC2A 2RS

Attn: Jeff Drew and Monika Kuzelova

Email: jdrew@reedsmith.com and mkuzelova@reedsmith.com

[Signature page for Settlement Agreement among UK Affiliates and Debtors]

Resetfan Limited	SM Funding No. 1 Limited

By:	By:

A J P Brereton, as Director of Resetfan

Limited

With notice to:

Reed Smith LLP

The Broadgate Tower

20 Primrose Street

London

EC2A 2RS

Attn: Jeff Drew and Monika Kuzelova

Email: jdrew@reedsmith.com and

mkuzelova@reedsmith.com

A J P Brereton, as Director of SM

Funding No. 1 Limited

With notice to:

Reed Smith LLP

The Broadgate Tower

20 Primrose Street

London

EC2A 2RS

Attn: Jeff Drew and Monika Kuzelova

Email: jdrew@reedsmith.com and mkuzelova@reedsmith.com

Southern Pacific Residuals 4 Limited	Southern Pacific Personal Loans Limited

By:	By:

A J P Brereton, as Director of Southern

Pacific Residuals 4 Limited

With notice to:

Reed Smith LLP

The Broadgate Tower

20 Primrose Street

London

EC2A 2RS

Attn: Jeff Drew and Monika Kuzelova

Email: jdrew@reedsmith.com and mkuzelova@reedsmith.com

A J P Brereton, as Director of Southern

Pacific Personal Loans Limited

With notice to:

Reed Smith LLP

The Broadgate Tower

20 Primrose Street

London

EC2A 2RS

Attn: Jeff Drew and Monika Kuzelova

Email: jdrew@reedsmith.com and mkuzelova@reedsmith.com

[Signature page for Settlement Agreement among UK Affiliates and Debtors]

Stepstone Mortgage Funding Limited	Yellow Real Estate Limited

By:	By:

A J P Brereton, as Director of Stepstone

Mortgage Funding Limited

With notice to:

Reed Smith LLP

The Broadgate Tower

20 Primrose Street

London

EC2A 2RS

Attn: Jeff Drew and Monika Kuzelova

Email: jdrew@reedsmith.com and mkuzelova@reedsmith.com

A J P Brereton, as Director of Yellow

Real Estate Limited

With notice to:

Reed Smith LLP

The Broadgate Tower

20 Primrose Street

London

EC2A 2RS

Attn: Jeff Drew and Monika Kuzelova

Email: jdrew@reedsmith.com and mkuzelova@reedsmith.com

[Signature page for Settlement Agreement among UK Affiliates and Debtors]

Preferred Mortgages Limited		Southern Pacific Funding 3 Ltd.

By:		By:
	Lee Brandon, as Director of Preferred Mortgages Limited St. Johns Place Easton Street High Wycombe, HP11 1NL England Email: brandons@talktalk.net		Lee Brandon, as Director of Southern Pacific Funding 3 Ltd. Level 23 25 Canada Square London, E14 5LQ United Kingdom Email: brandons@talktalk.net
Southern Pacific Mortgage Ltd.

By:
Lee Brandon, as Director of Southern Pacific Mortgage Ltd. St. Johns Place Easton Street High Wycombe, HP11 1NL England Email: brandons@talktalk.net

[Signature page for Settlement Agreement among UK Affiliates and Debtors]

Thayer Group Limited (in liquidation)	Thayer Properties (Jersey) Limited (in liquidation)

By:	By:

Nick Vermeulen, Joint Liquidator of

Thayer Group Limited (in liquidation),

acting as its agent and without personal

liability

PricewaterhouseCoopers CI LLP

Twenty Two Colomberie

St Helier

Jersey, JE1 4XA

United Kingdom

Email: nick.vermeulen@gg.pwc.com

Nick Vermeulen, Joint Liquidator of

Thayer Properties (Jersey) Limited

(in liquidation), acting as its agent and

without personal liability

PricewaterhouseCoopers CI LLP

Twenty Two Colomberie

St Helier

Jersey, JE1 4XA

United Kingdom

Email: nick.vermeulen@gg.pwc.com

[Signature page for Settlement Agreement among UK Affiliates and Debtors]

Blue I Real Estate Limited

By:
Barry Porter, as Director of Blue I Real Estate Limited Lehman Brothers Level 23 25 Canada Square London E14 5LQ Email: Barry.Porter@lbia-eu.com

Harley Property Ventures Limited

By:
Barry Porter, as Director of Harley Property Ventures Limited Lehman Brothers Level 23 25 Canada Square London E14 5LQ Email: Barry.Porter@lbia-eu.com

Myra Sarl

By:
Barry Porter, as Manager of Myra Sarl With notice to: Alter Domus 5 rue Guillaume Kroll L-1882 Luxembourg Attn: Sandrine Klusa Email: Sandrine.Klusa@alterdomus.com

[Signature page for Settlement Agreement among UK Affiliates and Debtors]

Schedule 1

Proofs of Claim

Claim Number	UK Affiliate	Debtor
16524	Acenden Limited (f/k/a Capstone Mortgage Services Limited)	Lehman Brothers OTC Derivatives Inc.
16525	Acenden Limited (f/k/a Capstone Mortgage Services Limited)	Lehman Brothers Holdings Inc.
16527	Acenden Limited (f/k/a Capstone Mortgage Services Limited)	Lehman Brothers Special Financing Inc.
17067	Blue I Real Estate Limited	Lehman Brothers Holdings Inc.
14625	Cherry Tree Mortgages Limited	Lehman Brothers Holdings Inc.
23478	Eldon Street (Cube) Limited	Lehman Commercial Paper Inc.
42254	Eldon Street (Cube) Limited	Lehman Brothers Holdings Inc.
23481	Eldon Street (Raven) Limited	Lehman Brothers Holdings Inc.
14635	Eldon Street Holdings Limited	Lehman Commercial Paper Inc.
23484	Eldon Street Holdings Limited	Lehman Brothers Holdings Inc.
14621	Grace Hotels Limited	Lehman Brothers Holdings Inc.
23567	Grace Hotels Limited	Lehman Commercial Paper Inc.
17066	Harley Property Ventures Limited	Lehman Brothers Holdings Inc.
16522	LB Holdings Intermediate 2 Limited	Lehman Brothers Holdings Inc.
16519	LB Lomond Investments	Lehman Brothers Holdings Inc.
14618	LB RE Financing No. 3 Limited	Lehman Brothers Holdings Inc.
21520	LB RE Financing No. 3 Limited	Lehman Brothers Special Financing Inc.
14623	LB SF No. 1	Lehman Brothers Special Financing Inc.

Claim Number	UK Affiliate	Debtor
21525	LB SF No. 1	Lehman Brothers Holdings Inc.
14616	LB UK Financing Ltd	Lehman Brothers Holdings Inc.
14617	LB UK Re Holdings Limited	Lehman Brothers Commercial Corporation
21524	LB UK Re Holdings Limited	Lehman Brothers Holdings Inc.
23566	LB UK Re Holdings Limited	Lehman Brothers Special Financing Inc.
23570	LB UK Re Holdings Limited	Lehman Commercial Paper Inc.
17071	LB Yellow (No. 1) Limited	Lehman Brothers Holdings Inc.
16518	LBO Investments Limited	Lehman Brothers Holdings Inc.
23483	LBQ Funding (UK)	Lehman Brothers Holdings Inc.
23563	Lehman Brothers (Indonesia) Limited	Lehman Brothers Holdings Inc.
14645	Lehman Brothers (PTG) Limited	Lehman Commercial Paper Inc.
23475	Lehman Brothers (PTG) Limited	Lehman Brothers Holdings Inc.
23482	Lehman Brothers Equity (Nominees Number 7) Limited	Lehman Brothers Holdings Inc.
14614	Lehman Brothers Europe Limited	LB 745 LLC
14620	Lehman Brothers Europe Limited	Lehman Brothers OTC Derivatives Inc.
14622	Lehman Brothers Europe Limited	Lehman Brothers Special Financing Inc.
14640	Lehman Brothers Europe Limited	Lehman Commercial Paper Inc.
14647	Lehman Brothers Europe Limited	Lehman Brothers Commodity Services Inc.
21519	Lehman Brothers Europe Limited	Lehman Brothers Holdings Inc.

Schedule 1-2

Claim Number	UK Affiliate	Debtor
23474	Lehman Brothers Europe Limited	Lehman Brothers Commercial Corporation
14012	Lehman Brothers Holdings PLC	Lehman Brothers Holdings Inc.
14016	Lehman Brothers Holdings PLC	Lehman Commercial Paper Inc.
21522	Lehman Brothers Holdings PLC	Lehman Brothers Special Financing Inc.
21516	Lehman Brothers International (Europe)	Lehman Brothers Derivative Products Inc.
21518	Lehman Brothers International (Europe)	LB 745 LLC
21521	Lehman Brothers International (Europe)	Lehman Brothers Commodity Services Inc.
21526	Lehman Brothers International (Europe)	Lehman Commercial Paper Inc.
21527	Lehman Brothers International (Europe)	Lehman Brothers Holdings Inc.
21528	Lehman Brothers International (Europe)	Lehman Brothers OTC Derivatives Inc.
21529	Lehman Brothers International (Europe)	Lehman Brothers Commercial Corporation
21530	Lehman Brothers International (Europe)	Lehman Brothers Special Financing Inc.
21532	Lehman Brothers International (Europe)	Lehman Brothers Financial Products Inc.
62779	Lehman Brothers International (Europe)	Lehman Brothers Holdings Inc.
62780	Lehman Brothers International (Europe)	Lehman Brothers Holdings Inc.
62781	Lehman Brothers International (Europe)	Lehman Brothers Holdings Inc.

Schedule 1-3

Claim Number	UK Affiliate	Debtor
62783	Lehman Brothers International (Europe)	Lehman Brothers Holdings Inc.
62784	Lehman Brothers International (Europe)	Lehman Brothers Holdings Inc.
62785	Lehman Brothers International (Europe)	Lehman Brothers Holdings Inc.
62786	Lehman Brothers International (Europe)	Lehman Brothers Holdings Inc.
62787	Lehman Brothers International (Europe)	Lehman Brothers Holdings Inc.
62788	Lehman Brothers International (Europe)	Lehman Brothers Holdings Inc.
62789	Lehman Brothers International (Europe)	Lehman Brothers Holdings Inc.
66831	Lehman Brothers International (Europe)	Merit LLC
14637	Lehman Brothers Lease & Finance No. 1 Limited	Lehman Brothers Holdings Inc.
14011	Lehman Brothers Limited	Lehman Brothers Commodity Services Inc.
14014	Lehman Brothers Limited	LB 745 LLC
14015	Lehman Brothers Limited	Structured Asset Securities Corporation
14017	Lehman Brothers Limited	Lehman Brothers Commercial Corporation
14038	Lehman Brothers Limited	Lehman Brothers Financial Products Inc.
14040	Lehman Brothers Limited	Lehman Commercial Paper Inc.
14041	Lehman Brothers Limited	Lehman Brothers Derivative Products Inc.

Schedule 1-4

Claim Number	UK Affiliate	Debtor
14388	Lehman Brothers Limited	CES Aviation LLC
16497	Lehman Brothers Limited	BNC Mortgage LLC
16498	Lehman Brothers Limited	Lehman Brothers OTC Derivatives Inc.
21523	Lehman Brothers Limited	Lehman Brothers Holdings Inc.
23477	Lehman Brothers Limited	Lehman Brothers Special Financing Inc.
14646	Lehman Brothers UK Holdings Limited	Lehman Brothers Holdings Inc.
14644	Lehman Commercial Mortgage Conduit Limited	Lehman Brothers Holdings Inc.
23480	Lehman Commercial Mortgage Conduit Limited	Lehman Commercial Paper Inc.
42255	Lehman Commercial Mortgage Conduit Limited	Lehman Brothers Holdings Inc.
14643	Mable Commercial Funding Limited	Lehman Brothers Holdings Inc.
14641	Mable Commercial Funding Limited	Lehman Commercial Paper Inc.
14624	Mable Commercial Funding Limited	Lehman Brothers Special Financing Inc.
16523	MBAM Investor Limited	Lehman Brothers Holdings Inc.
14636	Monaco NPL (No. 1) Limited	Lehman Brothers Special Financing Inc.
14619	Monaco NPL (No. 1) Limited	Lehman Brothers Holdings Inc.
14642	Monaco NPL (No. 1) Limited	Lehman Commercial Paper Inc.
23569	Myra Sarl	Lehman Brothers Holdings Inc.
16520	Platform Commercial Mortgage Limited	Lehman Brothers Holdings Inc.

Schedule 1-5

Claim Number	UK Affiliate	Debtor
16521	Platform Home Mortgage Securities No. 4 Limited	Lehman Brothers Holdings Inc.
16494	Preferred Mortgages Limited	Lehman Brothers Holdings Inc.
17072	Resetfan Limited	Lehman Brothers Holdings Inc.
17068	SM Funding No. 1 Limited	Lehman Brothers Holdings Inc.
17062	Southern Pacific Funding 3 Ltd.	Lehman Brothers Holdings Inc.
17061	Southern Pacific Mortgage Ltd.	Lehman Brothers Special Financing Inc.
17073	Southern Pacific Mortgage Ltd.	Lehman Brothers Holdings Inc.
17069	Stepstone Mortgage Funding Limited	Lehman Brothers Holdings Inc.
62782	Storm Funding Limited	Lehman Brothers Holdings Inc.
14639	Storm Funding Limited	Lehman Brothers Special Financing Inc.
21517	Storm Funding Limited	Lehman Brothers Holdings Inc.
23473	Storm Funding Limited	Lehman Commercial Paper Inc.
23485	Thayer Group Limited	Lehman Brothers Holdings Inc.
23486	Thayer Properties (Jersey) Limited	Lehman Commercial Paper Inc.
23488	Thayer Properties (Jersey) Limited	Lehman Brothers Holdings Inc.
23476	Thayer Properties Limited	Lehman Commercial Paper Inc.
23487	Thayer Properties Limited	Lehman Brothers Holdings Inc.
17064	Yellow Real Estate Limited	Lehman Brothers Holdings Inc.
17070	Yellow Real Estate Limited	Lehman Commercial Paper Inc.
14615	Zestdew Limited	Lehman Brothers Special Financing Inc.

Schedule 1-6

Claim Number	UK Affiliate	Debtor
14638	Zestdew Limited	Lehman Brothers Holdings Inc.

Schedule 1-7

Schedule 2

Compromised Structured Securities

REDACTED

Schedule 3

Certain LBCS Assets

REDACTED

Schedule 4

LBHI/LBIE Assets

LBIE’s ISIN Record	Position	LBIE’s Annotation on Current Competing Claims
CUSIP - 1US453947	990,875	no
FR0010351866	10	yes
FR0010368878	10	yes
FR0010368894	10	yes
FR0010368902	10	yes
FR0010368910	10	yes
FR0010377341	10	yes
FR0010395905	10	yes
IE00B0T0GQ85	10000	no

Schedule 5

Certain LBSF/LBIE Assets

REDACTED

Schedule 6

Certain LCPI/LBIE Assets

LBIE’s ISIN Record	Position
CUSIP - 0011221D2	24,792
CUSIP - 1DE288825	5,350
1NL077863	3,500,000

Schedule 7

Returned LBCS/LBIE Assets

LBIE’s ISIN Record	Position
ANN5214T4335	75,000
CH0036891189	965,000
CH0036891197	630,000
CH0036891247	556,000
CH0039308678	280,000
CH0043088670	505,000
CH0043088704	815,000
XS0246449440	3,390,000
XS0259959962	340,000
XS0267460359	215,000
XS0272634535	100,000
XS0276121307	9,330,000
XS0276162327	157,000
XS0278983191	70,000
XS0280241851	50,000
XS0291974664	2,300,000
XS0292459327	289,000
XS0293964002	40,000
XS0295438369	1,422,000
XS0296792582	2,450,000
XS0299701655	450,000
XS0303539273	431,000
XS0306096628	2,000
XS0308389807	183,000
XS0309306651	200,000
XS0310309785	20,000,000
XS0311769219	279
XS0312439556	43,000
XS0314479337	1,570,000
XS0314918276	2,969
XS0320100323	400,000
XS0320337685	160,000
XS0321124801	1,370,000
XS0322064840	200,000
XS0323108265	949,000
XS0323493584	1,391,000
XS0323535418	974
XS0323619600	10,145,000

LBIE’s ISIN Record	Position
XS0323619782	2,200,000
XS0324841153	1,851,000
XS0325477379	85,000
XS0326046504	2,000,000
XS0327723580	400,000
XS0327774732	300,000
XS0329715394	70,000
XS0330889493	250,000
XS0331533173	30
XS0331533256	905,000
XS0331533330	10,000
XS0331566181	200,000
XS0332526929	490,000
XS0332675338	10,000
XS0333420395	250,000
XS0334205795	1,040,000
XS0334494290	353
XS0335137120	1,332
XS0337407943	200,000
XS0337763576	98,000
XS0338071987	680,000
XS0338072019	80,000
XS0338078131	20,000
XS0338483588	340,000
XS0338685299	1,300,000
XS0339532672	300,000
XS0339537390	2,422,000
XS0339537804	480,000
XS0339538448	240,000
XS0340076321	1,154
XS0340756898	35,000
XS0341730363	33,000
XS0342097317	200,000
XS0343610530	60,000
XS0344537997	200,000
XS0344556864	581,000
XS0344557839	150,000
XS0344583249	15,300,000
XS0346007320	75,000
XS0346438061	4,320,000
XS0346461634	130,000
XS0346707903	243,000

Schedule 7-2

LBIE’s ISIN Record	Position
XS0347683400	100,000
XS0348299180	50,000
XS0349166917	363
XS0349282151	442,000
XS0350390406	389,000
XS0351506257	100,000
XS0351979587	11,000
XS0353289472	200,000
XS0353676082	103,000
XS0353821860	1,170,000
XS0354002577	103,000
XS0356499052	174,000
XS0357658672	660,000
XS0361886699	3,000,000
XS0362447558	701,000
XS0363582460	20,000
XS0365671121	2,000,000
XS0366131497	10,000
XS0366802964	25,000
XS0371015750	81,000
XS0373858249	57,000

Schedule 7-3

Schedule 8

Certain Surviving Contracts

None.

Schedule 9

UK Affiliate Claims1

Applicable UK Affiliate	Applicable Debtor	Claim Amount	Applicable Class
LB SF No. 1	LBHI	$353,187	4B
LB SF No. 1	LBHI	2,875,036,779	4A
LB Holdings Intermediate 2 Limited	LBHI	302,087,677	4B
LB Holdings Intermediate 2 Limited	LBHI	2,683,033	4A
Lehman Brothers UK Holdings Limited	LBHI	608,943,967	4B
Lehman Brothers UK Holdings Limited	LBHI	10,645	4A
Lehman Brothers Limited	LBHI	360,000,000	4B
Storm Funding Limited	LBHI	148,127,123	4B
Storm Funding Limited	LBHI	795,799,394	4A
Eldon Street Holdings Limited	LBHI	28,565,323	4B
Eldon Street Holdings Limited	LBHI	611,350,282	4A
Lehman Brothers Europe Limited	LBHI	18,898,410	4B
Acenden Limited (f/k/a Capstone Mortgage Services Limited)	LBHI	9,454	4B
Acenden Limited (f/k/a Capstone Mortgage Services Limited)	LBHI	80,568,540	4A
Preferred Mortgages Limited	LBHI	22,896,254	4B
Preferred Mortgages Limited	LBHI	42,632,876	4A
Lehman Commercial Mortgage Conduit Limited	LBHI	8,314,737	4B
MBAM Investor Limited	LBHI	46,568,411	4B
MBAM Investor Limited	LBHI	1,214,694	4A
Southern Pacific Mortgage Ltd.	LBHI	48,442,147	4B
Southern Pacific Funding 3 Ltd.	LBHI	35,450,774	4A

1 To the extent any pairing of a particular UK Affiliate and a particular Debtor is not set forth on this Schedule 9, such pairing shall be deemed to be included in this Schedule 9 as if such UK Affiliate were listed as the “Applicable UK Affiliate”, such Debtor were listed as the “Applicable Debtor” and the relevant “Claim Amount” were listed as $0.

Applicable UK Affiliate	Applicable Debtor	Claim Amount	Applicable Class
Mable Commercial Funding Limited	LBHI	19,727,757	4B
Lehman Brothers (Indonesia) Limited	LBHI	13,011,749	4B
Lehman Brothers (Indonesia) Limited	LBHI	613,749	4A
Thayer Group Limited	LBHI	7,494,450	4A
Lehman Brothers Equity (Nominees Number 7) Limited	LBHI	4,158,067	4A
Eldon Street (Raven) Limited	LBHI	2,297,221	4A
Grace Hotels Limited	LBHI	3,149	4B
Grace Hotels Limited	LBHI	1,649,083	4A
Zestdew Limited	LBHI	1,580,988	4B
LBQ Funding (UK)	LBHI	819,882	4A
Resetfan Limited	LBHI	531,281	4A
Eldon Street (Cube) Limited	LBHI	200,925	4B
Lehman Brothers Limited	LBSF	3,698,368	5C
Storm Funding Limited	LBSF	5,041,731	5C
Acenden Limited (f/k/a Capstone Mortgage Services Limited)	LBSF	16,715	5C
Zestdew Limited	LBSF	3,390,693	5C
Monaco NPL (No. 1) Limited	LBSF	2,951,633	5C
Lehman Brothers Holdings PLC	LBSF	19,366,981	5C
Lehman Brothers Limited	LOTC	52,756	5C
Lehman Brothers Europe Limited	LOTC	25,642	5C
Acenden Limited (f/k/a Capstone Mortgage Services Limited)	LOTC	2,193	5C
Lehman Brothers Limited	LCPI	2,501,392	5C
Storm Funding Limited	LCPI	182,554,645	5C
Lehman Brothers Europe Limited	LCPI	4,974,264	5C
Lehman Commercial Mortgage Conduit Limited	LCPI	101,984,667	5C
Eldon Street (Cube) Limited	LCPI	803,699	5C
LB UK Re Holdings Limited	LCPI	8,585,062	5C
Thayer Properties Limited	LCPI	13,360	5C
Lehman Brothers Holdings PLC	LCPI	2,221,859	5C
Lehman Brothers Limited	Lehman Brothers Commercial Corporation	139,764	5C
Lehman Brothers Limited	LBCS	659,343	5C

Schedule 9-2

Applicable UK Affiliate	Applicable Debtor	Claim Amount	Applicable Class
Lehman Brothers Limited	Lehman Brothers Derivative Products Inc.	44	4B
Lehman Brothers Limited	Lehman Brothers Financial Products Inc.	623	4B
Lehman Brothers Limited	BNC Mortgage LLC	26	4B
Lehman Brothers Limited	CES Aviation LLC	1,556	4B
Lehman Brothers Limited	Structured Asset Securities Corporation	61	4B

Schedule 9-3

Schedule 10

Other Debtor Claims1

Applicable Debtor	Applicable UK Affiliate	Claim Amount
LBHI	LB UK Financing Ltd	$3,768,465,238
LBHI	LB UK Re Holdings Limited	781,605,210
LBHI	Thayer Properties Limited	261,674,213
LBHI	Lehman Brothers (PTG) Limited	269,512,581
LBHI	Lehman Brothers Lease & Finance No. 1 Limited	192,469,432
LBHI	Monaco NPL (No. 1) Limited	100,992,542
LBHI	Yellow Real Estate Limited	88,993,258
LBHI	Lehman Brothers Holdings PLC	63,893,551
LBHI	Thayer Properties (Jersey) Limited	15,336,338
LBHI	Platform Commercial Mortgage Limited	4,781,487
LBHI	SM Funding No. 1 Limited	4,566,235
LBHI	Cherry Tree Mortgages Limited	1,192,799
LBHI	Stepstone Mortgage Funding Limited	987,745
LBHI	Platform Home Mortgage Securities No. 4 Limited	852,342
LBHI	LBO Investments Limited	561,348
LBHI	LB Lomond Investments	79,945
LBSF	LB RE Financing No. 3 Limited	574,772,981
LBSF	LB SF No. 1	1,859,029
LBSF	Lehman Brothers Europe Limited	694,125
LBSF	Southern Pacific Mortgage Ltd.	121,133
LBSF	Mable Commercial Funding Limited	14,566
LBSF	LB UK Re Holdings Limited	23,991,719
LCPI	Mable Commercial Funding Limited	3,196,376
LCPI	Thayer Properties (Jersey) Limited	19,154
LCPI	Grace Hotels Limited	260,000
LCPI	Lehman Brothers (PTG) Limited	9,547
LCPI	Monaco NPL (No. 1) Limited	8,470
Lehman Brothers Commercial Corporation	LB UK Re Holdings Limited	11,579
LBCS	Lehman Brothers Europe Limited	5,285,576
LB 745	Lehman Brothers Limited	429,883

1 To the extent any pairing of a particular Debtor and a particular UK Affiliate is not set forth on this Schedule 10, such pairing shall be deemed to be included in this Schedule 10 as if such Debtor were listed as the “Applicable Debtor”, such UK Affiliate were listed as the “Applicable UK Affiliate” and the relevant “Claim Amount” were listed as $0.

Exhibit A

Claim Reserve Agreement

Execution Version

CLAIM RESERVE AGREEMENT

This Claim Reserve Agreement (this “Agreement”) is made and entered into as of October 24, 2011 by and among the Debtors,1 the UK Administration Companies2 (acting by their joint administrators, Anthony Victor Lomas, Steven Anthony Pearson, Michael John Andrew Jervis, Dan Yoram Schwarzmann and Derek Anthony Howell, collectively, the “Joint Administrators”),3 the UK Liquidation Companies4 (acting by their joint liquidators Derek Anthony Howell and Ian Oakley-Smith, collectively, the “Joint Liquidators”)5 and the Other UK Affiliates6 (the UK Administration Companies, acting by their Joint

1 As used herein, “Debtors” means Lehman Brothers Holdings Inc.; Lehman Brothers Special Financing Inc.; Lehman Commercial Paper Inc.; Lehman Brothers Commercial Corporation; Lehman Brothers Financial Products Inc.; Lehman Brothers OTC Derivatives Inc.; Lehman Brothers Derivative Products Inc.; Lehman Brothers Commodity Services Inc.; Lehman Scottish Finance L.P.; CES Aviation LLC; CES Aviation V LLC; CES Aviation IX LLC; East Dover Limited; Luxembourg Residential Properties Loan Finance S.a.r.l.; BNC Mortgage LLC; Structured Asset Securities Corporation; LB Rose Ranch LLC; LB 2080 Kalakaua Owners LLC; Merit LLC; LB Somerset LLC; LB Preferred Somerset LLC; LB 745 LLC; PAMI Statler Arms LLC.

2 As used herein, “UK Administration Companies” means Lehman Brothers International (Europe); Lehman Brothers Limited; Lehman Brothers Holdings PLC; LB UK Re Holdings Limited; Storm Funding Limited; Mable Commercial Funding Limited; Lehman Brothers Europe Limited; Lehman Brothers UK Holdings Limited; LB SF No. 1; Zestdew Limited; Monaco NPL (No. 1) Limited; Lehman Commercial Mortgage Conduit Limited; Eldon Street Holdings Limited; LB Holdings Intermediate 2 Limited; and Thayer Properties Limited (each in administration).

3 A reference to the Joint Administrators shall be construed as being to the Joint Administrators both jointly and severally and to any other person who is appointed as an administrator in substitution for any administrator or as an additional administrator in conjunction with the Joint Administrators.

4 As used herein, “UK Liquidation Companies” means Eldon Street (Raven) Limited; Lehman Brothers Equity (Nominees Number 7) Limited; Lehman Brothers (Indonesia) Limited; Grace Hotels Limited; and LBQ Funding (UK) (each in liquidation).

5 A reference to the Joint Liquidators shall be construed as being to the Joint Liquidators both jointly and severally and to any other person who is appointed as a liquidator in substitution for any liquidator or as an additional liquidator in conjunction with the Joint Liquidators.

6 As used herein, “Other UK Affiliates” means Acenden Limited (f/k/a Capstone Mortgage Services Limited); MBAM Investor Limited; Preferred Mortgages Limited; Resetfan Limited; Southern Pacific Funding 3 Ltd.; Southern Pacific Mortgage Ltd.; Thayer Group Limited (in liquidation) (“Thayer Group”) (acting by its joint liquidators, Nick Vermeulen and Mark James, collectively, the “Thayer Group Liquidators”); and Thayer Properties (Jersey) Limited (in liquidation) (“Thayer Properties”) (acting by its joint liquidators, Nick Vermeulen and Mark James, the “Thayer Properties Liquidators” and together with the Thayer Group Liquidators, the “Thayer Liquidators”).

Administrators, the UK Liquidation Companies, acting by their Joint Liquidators, and the Other UK Affiliates, collectively, the “UK Affiliates”). The Debtors and the UK Affiliates shall each be referred to individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, on September 15, 2008 and on various dates thereafter, each of the Debtors commenced a voluntary case under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”), which cases are being jointly administered under Case Number 08-13555 (JMP) (the “Chapter 11 Cases” and each a “Chapter 11 Case”);

WHEREAS, on September 15, 2008 and on various dates thereafter, the UK Administration Companies entered English administration proceedings pursuant to the English Insolvency Act 1986 and the UK Liquidation Companies entered liquidation in the UK (collectively, the “UK Proceedings”);

WHEREAS, the Joint Administrators were appointed as the joint administrators of the Administration Companies and the Joint Liquidators were appointed as the joint liquidators of the Liquidation Companies;

WHEREAS, on Thayer Group and Thayer Properties (collectively, the “Thayer Liquidation Companies”) have entered liquidation proceedings in Jersey, United Kingdom and the Thayer Liquidators were appointed as the liquidators of the Thayer Liquidation Companies; and

WHEREAS, on September 1, 2011, the Debtors filed the Third Amended Joint Chapter 11 Plan of Lehman Brothers Holdings Inc. and its Affiliated Debtors [Docket No. 19627] (the “Current Plan” and as amended, modified or supplemented by the Debtors from time to time, the “Plan”);

WHEREAS, pursuant to Section 8.4 of the Current Plan, the Debtors may establish reserves on account of any Disputed Claim (as defined in the Current Plan) based upon an amount as may be agreed upon by the holder of such Disputed Claim and the Plan Administrator (as defined in the Current Plan); and

WHEREAS, the Parties have reached an agreement in principle resolving claims between the Debtors and the UK Affiliates, and are currently negotiating a Settlement Agreement with respect thereto (the “Settlement Agreement”);

NOW, THEREFORE, in consideration of the recitals stated above, the agreements, promises and warranties set forth below and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

2

ARTICLE 1

DEFINITIONS

Section 1.01.    Except as otherwise specified herein or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Agreement.

(a)    “Alternative Plan” means any chapter 11 plan filed in the Chapter 11 Cases that is neither proposed nor supported (directly or indirectly) by any of the Debtors.

(b)    “Applicable Class” means, for any claim of any UK Affiliate against any Debtor, (i) with respect to the Current Plan, the “Class” (as defined in the Current Plan) set forth in Schedule 1 hereto for which such UK Affiliate is designated the “Applicable UK Affiliate” and such Debtor is designated the “Applicable Debtor” and (ii) with respect to any Confirmed Plan (other than the Current Plan), the category of claims that each applicable UK Affiliate and the applicable Debtor determine in good faith is most similarly situated to the “Class” (as defined in the Current Plan) set forth in Schedule 1 hereto for which such UK Affiliate is designated the “Applicable UK Affiliate” and such Debtor is designated the “Applicable Debtor”.

(c)    “Bankruptcy Code” has the meaning ascribed to it in the Recitals.

(d)    “Bankruptcy Court” has the meaning ascribed to it in the Recitals.

(e)    “Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks are authorized to close under the laws of, or are in fact closed in, the State of New York or the United Kingdom.

(f)    “Chapter 11 Cases” has the meaning ascribed to it in the Recitals.

(g)    “Confirmed Plan” means the Plan or any other chapter 11 plan for the Debtors (other than an Alternative Plan) that is confirmed by the Bankruptcy Court.

(h)    “Current Plan” has the meaning ascribed to it in the Recitals.

(i)    “Debtors” has the meaning ascribed to it in the Preamble.

(j)    “Final Order” means an order of the Bankruptcy Court or any other court of competent jurisdiction (i) that is in full force and effect, (ii) is not reversed or vacated and (iii) as to which the time to appeal, petition for certiorari, and move for reargument or rehearing has expired and (1) as to which no appeal, petition for certiorari, or other proceedings for reargument or rehearing shall then be pending or (2) in the event that an appeal, writ of certiorari, or reargument or rehearing thereof has been timely sought, such appeal, writ of certiorari, or

3

reargument or rehearing shall have been withdrawn, denied or resolved by the highest court to which such order was appealed or from which certiorari, rehearing or reargument was sought; provided that the possibility that a motion under Rule 59 or Rule 60 of the Federal Rules of Civil Procedure, or any analogous rule under the Federal Rules of Bankruptcy Procedure or applicable law, may be filed with respect to such order shall not prevent such order from being a Final Order.

(k)    “Joint Administrators” has the meaning ascribed to it in the Preamble.

(l)    “Joint Liquidators” has the meaning ascribed to it in the Preamble.

(m)    “Other UK Affiliates” has the meaning ascribed to it in the Preamble.

(n)    “Party” has the meaning ascribed to it in the Preamble.

(o)    “Plan” has the meaning ascribed to it in the Preamble.

(p)    “Reserve Amount” means, for any claim of any UK Affiliate against any Debtor, the amount, if any, set forth in Schedule 1 hereto for which such UK Affiliate is designated the “Applicable UK Affiliate” and such Debtor is designated the “Applicable Debtor”.

(q)    “Thayer Group” has the meaning ascribed to it in the Preamble.

(r)    “Thayer Group Liquidators” has the meaning ascribed to it in the Preamble.

(s)    “Thayer Liquidation Companies” has the meaning ascribed to it in the Recitals.

(t)    “Thayer Liquidators” has the meaning ascribed to it in the Preamble.

(u)    “Thayer Properties” has the meaning ascribed to it in the Preamble.

(v)    “Thayer Properties Liquidators” has the meaning ascribed to it in the Preamble.

(w)    “UK Administration Companies” has the meaning ascribed to it in the Preamble.

(x)    “UK Affiliates” has the meaning ascribed to it in the Preamble.

(y)    “UK Liquidation Companies” has the meaning ascribed to it in the Preamble.

4

(z)    “UK Proceedings” has the meaning ascribed to it in the Recitals.

ARTICLE 2

RESERVES

Section 2.01.    Notwithstanding any provision of any Confirmed Plan or any confirmation order with respect thereto, the Debtors shall hold in reserve, under any Confirmed Plan and at all times, an amount not less than the cumulative amount that would have been distributed to each applicable UK Affiliate were each such UK Affiliate to have held allowed claims against each applicable Debtor as of the effective date of such Confirmed Plan (i) in the Applicable Class and (ii) in an amount equal to the applicable Reserve Amount, which reserve shall be available solely for the benefit of the applicable UK Affiliate unless and until (and only to the extent that) it is subsequently determined by Final Order of a court of competent jurisdiction that such UK Affiliate’s allowed claims against the applicable Debtor are less than the applicable Reserve Amount.

ARTICLE 3

EFFECTIVENESS OF AGREEMENT; TERMINATION

Section 3.01.    This Agreement shall be effective as of the date first written above.

Section 3.02.    This Agreement shall automatically terminate on the earlier of (i) the date that the Settlement Agreement becomes effective in accordance with its terms or (ii) any date on which the Bankruptcy Court enters an order confirming an Alternative Plan pursuant to section 1129 of the Bankruptcy Code.

ARTICLE 4

VENUE AND CHOICE OF LAW

Section 4.01.    Venue.    To the maximum extent permissible by law, the Parties expressly consent and submit to the jurisdiction of the Bankruptcy Court solely over any actions or proceedings relating to the enforcement or interpretation of this Agreement. Each of the Parties agrees that a final judgment in any such action or proceeding, including all appeals, shall be conclusive and may be enforced in other jurisdictions (including any foreign jurisdictions) by suit on the judgment or in any other manner provided by applicable law. Each Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, (i) any objection that it may now or hereafter have to the laying of venue of any such suit, action or proceeding with the Bankruptcy Court or with any other federal court located within the Southern District of New York, and (ii) the defense of an inconvenient forum to the maintenance of such action or

5

proceeding in any such court. Each Party irrevocably consents to service of process in the manner provided for notices in Article 5 hereof. Nothing in this Agreement will affect the right, or requirement, of any Party to this Agreement to serve process in any other manner permitted or required by applicable law.

Section 4.02.    Choice of Law.    This Agreement and all claims and disputes relating to the construction or application of the terms of this Agreement, shall be governed by and construed in accordance with the laws of the State of New York and the Bankruptcy Code, without regard to choice of law principles to the extent such principles would apply a law other than that of the State of New York or the Bankruptcy Code.

ARTICLE 5

NOTICES

All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next Business Day or (c) when sent by an internationally recognized courier, specifying next day delivery, upon written confirmation of delivery by such courier. All communications shall be sent:

If to any Debtor at:

1271 Avenue of the Americas, 39th Floor

New York, New York 10020

U.S.A.

Attn: Daniel J. Ehrmann

Facsimile: (646) 834-0874

Email: dehrmann@alvarezandmarsal.com

With a copy (which shall not constitute notice) to:

Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, New York 10153

U.S.A.

Attn: Lori R. Fife and Robert J. Lemons

Facsimile: (212) 310-8007

Email: lori.fife@weil.com and robert.lemons@weil.com

6

If to any UK Affiliate at:

The address(es) set forth in the applicable UK Affiliate’s signature page hereto, with a copy (which shall not constitute notice) to:

Davis Polk & Wardwell LLP

450 Lexington Avenue

New York, New York 10017

U.S.A.

Attn: Marshall S. Huebner and Brian M. Resnick

Facsimile: (212) 701-5800

Email: marshall.huebner@davispolk.com and

            brian.resnick@davispolk.com

and

Linklaters LLP

One Silk Street

London

EC2Y 8HQ

United Kingdom

Attn: Richard Holden and Titia Holtz

Facsimile: +44 20 7456 2222

Email: richard.holden@linklaters.com and

          titia.holtz@linklaters.com

or to such other address(es) as may have been furnished by a Party to each of the other Parties by notice given in accordance with the requirements set forth above.

ARTICLE 6

NO ADMISSION OF LIABILITY

Each Party acknowledges that this Agreement in part addresses potential claims, counterclaims and factual allegations that are in whole or in part denied and contested, and that nothing contained herein shall be construed as an admission of liability or wrongdoing or with respect to any disputed fact. Without limiting the generality of the foregoing, the amount of any Reserve Amount or the failure of any Reserve Amount to be set forth in Schedule 1 hereto for any particular UK Affiliate shall not (i) impair or prejudice the rights, positions, claims or obligations of any Party or (ii) be used as evidence by or against any Party, in each case, in any litigation in connection with the merits of the claims (or the amounts thereof) that the Parties may have against one another.

7

ARTICLE 7

ENTIRE AGREEMENT

This Agreement constitutes the entire and only agreement of the Parties concerning the subject matter hereof. This Agreement supersedes and replaces any and all prior or contemporaneous oral or written agreements between the Parties concerning the subject matter hereof, and to the extent of any conflicts or inconsistencies between any Confirmed Plan and the terms of this Agreement, the terms of this Agreement shall control. The Parties acknowledge that this Agreement is not being executed in reliance on any oral or written agreement, promise or representation not contained herein.

ARTICLE 8

NO ORAL MODIFICATIONS

This Agreement may not be modified or amended orally. This Agreement may be modified or amended only by a writing signed by a duly authorized representative of each affected Party hereto. Any waiver of compliance with any term or provision of this Agreement on the part of any of the Debtors must be provided in a writing signed by each affected UK Affiliate. Any waiver of compliance with any term or provision of this Agreement on the part of any of the UK Affiliates must be provided in a writing signed by each affected Debtor. No waiver of any breach of any term or provision of this Agreement shall be construed as a waiver of any subsequent breach. No failure or delay by any party in exercising any right or remedy provided by law under or pursuant to this Agreement shall impair such right or remedy or be construed as a waiver or variation of it or preclude its exercise at any subsequent time, and no single or partial exercise of any such right or remedy shall preclude any other or further exercise of it or the exercise of any other right or remedy.

ARTICLE 9

CONSTRUCTION

This Agreement constitutes a fully negotiated agreement among commercially sophisticated parties and therefore shall not be construed or interpreted for or against any Party, and any rule or maxim of construction to such effect shall not apply to this Agreement.

ARTICLE 10

BINDING EFFECT; SUCCESSOR AND ASSIGNS

Any declaration or statement of any Joint Administrator, Joint Liquidator or Thayer Liquidator shall be made only in his capacity and function as a Joint Administrator, Joint Liquidator or Thayer Liquidator, as applicable, of the relevant UK Affiliate, and shall in no circumstance be construed as being a

8

declaration or statement of such Joint Administrator, Joint Liquidator or Thayer Liquidator on his own and personal behalf. This Agreement shall inure to the benefit of and be binding upon the Parties and their respective successors (including any chapter 7 trustees that may be appointed upon or after conversion of any of the Chapter 11 Cases to a case or cases under chapter 7 of the Bankruptcy Code or any party that may succeed to the rights or claims of any of the Debtors or their estates, derivatively or otherwise, and including any liquidators that may be appointed upon or after conversion of any administration of any UK Administration Company into liquidations) and permitted assigns; provided, however, that no Party may assign its rights or obligations under this Agreement without the written consent of each other affected Party, and any assignment not in accordance with the terms hereof shall be null and void ab initio.

ARTICLE 11

COUNTERPARTS

This Agreement may be executed in counterparts, each of which constitutes an original, and all of which, collectively, constitute only one agreement. The signatures of all of the Parties need not appear on the same counterpart.

ARTICLE 12

NO PERSONAL LIABILITY

The Joint Administrators, the Joint Liquidators and the Thayer Liquidators act as agents for and on behalf of the UK Administration Companies the UK Liquidation Companies and the Thayer Liquidation Companies, respectively, and neither they, their firm, members, partners, directors, officers, employees, agents, advisers or representatives shall incur any personal liability whatsoever in respect of any of the obligations undertaken by any of the UK Administration Companies, UK Liquidation Companies or Thayer Liquidation Companies or in respect of any failure on the part of any of the UK Administration Companies, UK Liquidation Companies or Thayer Liquidation Companies to observe, perform or comply with any such obligations; or under or in relation to any associated arrangements or negotiations; or under any document or assurance made pursuant hereto. The exclusion of liability set out in this paragraph shall arise and continue notwithstanding the termination of the agency of any of the Joint Administrators, Joint Liquidators or Thayer Liquidators and shall operate as a waiver of any claims in tort as well as under the laws of contract and any claims otherwise at law or in equity. The Joint Administrators’, the Joint Liquidators’ and the Thayer Liquidators’ firm, members, partners, directors, officers, employees, agents, advisers and representatives are express third-party beneficiaries hereunder and may enforce and rely on this paragraph, to the same extent as if they or it were a party. Each Party accepts and agrees that this Agreement and

9

all transactions and measures contained herein do not give rise to any personal liability on the part of any of the officers, directors, employees, members, consultants, agents, asset managers, representatives or professional advisors of any other Party and, to the extent any such personal liability existed, each Party explicitly waives any and all potential rights and claims against all of the aforementioned persons. Any claim by a Party against any of the Joint Administrators, Joint Liquidators, Thayer Liquidators, UK Administration Companies, UK Liquidation Companies or Thayer Liquidation Companies arising under, related to, or connected with this Agreement shall be satisfied only out of the assets of the estate of the applicable UK Administration Company, UK Liquidation Company or Thayer Liquidation Company, and any claim by a Party against a Debtor arising under, related to, or connected with this Agreement shall only be satisfied out of the assets of such Debtor.

ARTICLE 13

NON-SEVERABILITY

Each of the provisions of this Agreement is an integrated, essential and non-severable part of this Agreement. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic and legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to the Parties. Upon any determination that any term or other provision is invalid, illegal, or incapable of being enforced, each Party hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of this Agreement as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

ARTICLE 14

WAIVER OF JURY TRIAL

EACH OF THE PARTIES HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS AGREEMENT OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH OR IN RESPECT OF ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTION OF ANY PARTY OR ARISING OUT OF ANY EXERCISE BY ANY PARTY OF ITS RESPECTIVE RIGHTS UNDER THIS AGREEMENT OR IN ANY WAY RELATING TO

10

THE TRANSACTIONS CONTEMPLATED HEREBY (INCLUDING, WITHOUT LIMITATION, WITH RESPECT TO ANY ACTION TO RESCIND OR CANCEL THIS AGREEMENT AND WITH RESPECT TO ANY CLAIM OR DEFENSE ASSERTING THAT THIS AGREEMENT WAS FRAUDULENTLY INDUCED OR IS OTHERWISE VOID OR VOIDABLE). THIS WAIVER OF RIGHT TO TRIAL BY JURY IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. EACH OF THE PARTIES IS HEREBY AUTHORIZED TO FILE A COPY OF THIS ARTICLE 14 IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER. THIS WAIVER OF JURY TRIAL IS A MATERIAL INDUCEMENT FOR THE PARTIES TO ENTER INTO THIS AGREEMENT.

11

IN WITNESS WHEREOF, each Party by his or its duly authorized representative has executed this Agreement as of the date first written above:

LEHMAN BROTHERS HOLDINGS INC.,

LEHMAN COMMERCIAL PAPER INC.,

LEHMAN BROTHERS COMMODITY

SERVICES INC., LEHMAN BROTHERS

SPECIAL FINANCING INC., LEHMAN

BROTHERS OTC DERIVATIVES INC.,

LEHMAN BROTHERS COMMERCIAL

CORPORATION, LB 745 LLC, PAMI

STATLER ARMS LLC, CES AVIATION

LLC, CES AVIATION V LLC, CES

AVIATION IX LLC, LEHMAN SCOTTISH

FINANCE L.P., BNC MORTGAGE LLC, LB

ROSE RANCH LLC, STRUCTURED

ASSET SECURITIES CORPORATION, LB

2080 KALAKAUA OWNERS LLC, MERIT

LLC, LB PREFERRED SOMERSET LLC,

LB SOMERSET LLC, as Debtors and

Debtors in Possession

By:

Name:	John Suckow

Title:	Authorized Signatory

LEHMAN BROTHERS DERIVATIVES PRODUCTS INC., LEHMAN BROTHERS FINANCIAL PRODUCTS INC., EAST DOVER LIMITED, LUXEMBOURG RESIDENTIAL PROPERTIES LOAN FINANCE S.A.R.L., as Debtors and Debtors in Possession

By:

Name:	Daniel Ehrmann

Title:	Authorized Signatory

[Signature page for Claim Reserve Agreement among UK Affiliates and Debtors]

IN WITNESS WHEREOF, each Party by his or its duly authorized representative has executed this Agreement as of the date first written above:

Lehman Brothers International (Europe) (in administration)

By:

Anthony V. Lomas, Joint

Administrator of Lehman Brothers

Europe Limited (in administration),

acting as its agent and without

personal liability

Level 23

25 Canada Square

London, E14 5LQ

United Kingdom

Email: tony.lomas@uk.pwc.com

[Signature page for Claim Reserve Agreement among UK Affiliates and Debtors]

Mable Commercial Funding Limited (in administration)	Storm Funding Limited (in administration)

By:	By:

Dan Y. Schwarzmann, Joint

Administrator of Mable Commercial

Funding Limited (in administration),

acting as its agent and without personal

liability

7 More London

Riverside, London, SE1 2RT

United Kingdom

Email: dan.schwarzmann@uk.pwc.com

Dan Y. Schwarzmann, Joint

Administrator of Storm Funding

Limited (in administration), acting as

its agent and without personal liability

7 More London

Riverside, London, SE1 2RT

United Kingdom

Email: dan.schwarzmann@uk.pwc.com

LB UK Re Holdings Limited (in administration)	Lehman Brothers Europe Limited (in administration)

By:	By:

Dan Y. Schwarzmann, Joint

Administrator of LB UK Re Holdings

Limited (in administration), acting as its

agent and without personal liability

7 More London

Riverside, London, SE1 2RT

United Kingdom

Email: dan.schwarzmann@uk.pwc.com

Dan Y. Schwarzmann, Joint

Administrator of Lehman Brothers

Europe Limited (in administration),

acting as its agent and without personal

liability

7 More London

Riverside, London, SE1 2RT

United Kingdom

Email: dan.schwarzmann@uk.pwc.com

[Signature page for Claim Reserve Agreement among UK Affiliates and Debtors]

Lehman Brothers Limited (in administration)

By:

Michael J. A. Jervis, Joint

Administrator of Lehman Brothers

Limited (in administration), acting as

its agent and without personal liability

7 More London

Riverside, London, SE1 2RT

United Kingdom

Email: mike.jervis@uk.pwc.com

[Signature page for Claim Reserve Agreement among UK Affiliates and Debtors]

Lehman Brothers UK Holdings Limited (in administration)	Monaco NPL (No. 1) Limited (in administration)

By:	By:

Michael J. A. Jervis, Joint

Administrator of Lehman Brothers UK

Holdings Limited (in administration),

acting as its agent and without personal

liability

With notice to:

Derek A. Howell

Level 23

25 Canada Square

London, E14 5LQ

United Kingdom

Email: derek.a.howell@uk.pwc.com

Michael J. A. Jervis, Joint

Administrator of Monaco NPL (No. 1)

Limited (in administration), acting as

its agent and without personal liability

With notice to:

Derek A. Howell

Level 23

25 Canada Square

London, E14 5LQ

United Kingdom

Email: derek.a.howell@uk.pwc.com

Lehman Commercial Mortgage Conduit Limited (in administration)	Thayer Properties Limited (in administration)

By:	By:

Michael J. A. Jervis, Joint

Administrator of Lehman Commercial

Mortgage Conduit Limited

(in administration), acting as its agent

and without personal liability

With notice to:

Derek A. Howell

Level 23

25 Canada Square

London, E14 5LQ

United Kingdom

Email: derek.a.howell@uk.pwc.com

Michael J. A. Jervis, Joint

Administrator of Thayer Properties

Limited (in administration), acting as

its agent and without personal liability

With notice to:

Derek A. Howell

Level 23

25 Canada Square

London, E14 5LQ

United Kingdom

Email: derek.a.howell@uk.pwc.com

[Signature page for Claim Reserve Agreement among UK Affiliates and Debtors]

Zestdew Limited (in administration)

By:

Michael J. A. Jervis, Joint

Administrator of Zestdew Limited

(in administration), acting as its agent

and without personal liability

With notice to:

Derek A. Howell

Level 23

25 Canada Square

London, E14 5LQ

United Kingdom

Email: derek.a.howell@uk.pwc.com

[Signature page for Claim Reserve Agreement among UK Affiliates and Debtors]

Eldon Street Holdings Limited (in administration)	LB SF No. 1 (in administration)

By:	By:

Michael J. A. Jervis, Joint

Administrator of Eldon Street Holdings

Limited (in administration), acting as its

agent and without personal liability

With notice to:

Derek A. Howell

Level 23

25 Canada Square

London, E14 5LQ

United Kingdom

Email: derek.a.howell@uk.pwc.com

Michael J. A. Jervis, Joint

Administrator of LB SF No. 1

(in administration), acting as its agent

and without personal liability

With notice to:

Derek A. Howell

Level 23

25 Canada Square

London, E14 5LQ

United Kingdom

Email: derek.a.howell@uk.pwc.com

LB Holdings Intermediate 2 Limited (in administration)	Lehman Brothers Holdings PLC (in administration)

By:	By:

Michael J. A. Jervis, Joint

Administrator of LB Holdings

Intermediate 2 Limited

(in administration), acting as its agent

and without personal liability

With notice to:

Derek A. Howell

Level 23

25 Canada Square

London, E14 5LQ

United Kingdom

Email: derek.a.howell@uk.pwc.com

Michael J. A. Jervis, Joint

Administrator of Lehman Brothers

Holdings PLC (in administration),

acting as its agent and without personal

liability

With notice to:

Derek A. Howell

Level 23

25 Canada Square

London, E14 5LQ

United Kingdom

Email: derek.a.howell@uk.pwc.com

[Signature page for Claim Reserve Agreement among UK Affiliates and Debtors]

Eldon Street (Raven) Limited (in liquidation)	LBQ Funding (UK) (in liquidation)

By:	By:

Ian Oakley-Smith, Joint Liquidator of

Eldon Street (Raven) Limited

(in liquidation), acting as its agent and

without personal liability

With notice to:

Derek A. Howell

Level 23

25 Canada Square

London, E14 5LQ

United Kingdom

Email: derek.a.howell@uk.pwc.com

Ian Oakley-Smith, Joint Liquidator of

LBQ Funding (UK) (in liquidation),

acting as its agent and without personal

liability

With notice to:

Derek A. Howell

Level 23

25 Canada Square

London, E14 5LQ

United Kingdom

Email: derek.a.howell@uk.pwc.com

Grace Hotels Limited (in liquidation)	Lehman Brothers Equity (Nominees Number 7) Limited (in liquidation)

By:	By:

Ian Oakley-Smith, Joint Liquidator of

Grace Hotels Limited (in liquidation),

acting as its agent and without personal

liability

With notice to:

Derek A. Howell

Level 23

25 Canada Square

London, E14 5LQ

United Kingdom

Email: derek.a.howell@uk.pwc.com

Ian Oakley-Smith, Joint Liquidator of

Lehman Brothers Equity (Nominees

Number 7) Limited (in liquidation),

acting as its agent and without personal

liability

With notice to:

Derek A. Howell

Level 23

25 Canada Square

London, E14 5LQ

United Kingdom

Email: derek.a.howell@uk.pwc.com

[Signature page for Claim Reserve Agreement among UK Affiliates and Debtors]

Lehman Brothers (Indonesia) Limited (in liquidation)

By:

Ian Oakley-Smith, Joint Liquidator of

Lehman Brothers (Indonesia) Limited

(in liquidation), acting as its agent and

without personal liability

With notice to:

Derek A. Howell

Level 23

25 Canada Square

London, E14 5LQ

United Kingdom

Email: derek.a.howell@uk.pwc.com

[Signature page for Claim Reserve Agreement among UK Affiliates and Debtors]

Acenden Limited (f/k/a Capstone Mortgage

Services Limited)

By:
Amany Attia, as Director of Acenden Limited (f/k/a Capstone Mortgage Services Limited) Acenden Limited 4th Floor 22-25 Finsbury Square London EC2A 1DX United Kingdom Email: Amany.Attia@acenden.com

[Signature page for Claim Reserve Agreement among UK Affiliates and Debtors]

Acenden Limited (f/k/a Capstone Mortgage

Services Limited)

By:
Jeff Lundgren, as Director of Acenden Limited (f/k/a Capstone Mortgage Services Limited) Acenden Limited 4th Floor 22-25 Finsbury Square London EC2A 1DX United Kingdom Email: Jeff.Lundgren@acenden.com

[Signature page for Claim Reserve Agreement among UK Affiliates and Debtors]

Preferred Mortgages Limited		Southern Pacific Funding 3 Ltd.

By:		By:
	Lee Brandon, as Director of Preferred Mortgages Limited St. Johns Place Easton Street High Wycombe, HP11 1NL England Email: brandons@talktalk.net		Lee Brandon, as Director of Southern Pacific Funding 3 Ltd. Level 23 25 Canada Square London, E14 5LQ United Kingdom Email: brandons@talktalk.net
Southern Pacific Mortgage Ltd.

By:
Lee Brandon, as Director of Southern Pacific Mortgage Ltd. St. Johns Place Easton Street High Wycombe, HP11 1NL England Email: brandons@talktalk.net

[Signature page for Claim Reserve Agreement among UK Affiliates and Debtors]

Thayer Group Limited (in liquidation)	Thayer Properties (Jersey) Limited (in liquidation)

By:	By:

Nick Vermeulen, Joint Liquidator of

Thayer Group Limited (in liquidation),

acting as its agent and without personal

liability

PricewaterhouseCoopers CI LLP

Twenty Two Colomberie

St Helier

Jersey, JE1 4XA

United Kingdom

Email: nick.vermeulen@gg.pwc.com

Nick Vermeulen, Joint Liquidator of

Thayer Properties (Jersey) Limited

(in liquidation), acting as its agent and

without personal liability

PricewaterhouseCoopers CI LLP

Twenty Two Colomberie

St Helier

Jersey, JE1 4XA

United Kingdom

Email: nick.vermeulen@gg.pwc.com

[Signature page for Claim Reserve Agreement among UK Affiliates and Debtors]

MBAM Investor Limited

By:

A J P Brereton, as Director of MBAM Investor Limited

With notice to:

Reed Smith LLP

The Broadgate Tower

20 Primrose Street

London

EC2A 2RS

Attn: Jeff Drew and Monika Kuzelova

Email: jdrew@reedsmith.com and mkuzelova@reedsmith.com

Resetfan Limited

By:

A J P Brereton, as Director of Resetfan

Limited

With notice to:

Reed Smith LLP

The Broadgate Tower

20 Primrose Street

London

EC2A 2RS

Attn: Jeff Drew and Monika Kuzelova

Email: jdrew@reedsmith.com and mkuzelova@reedsmith.com

[Signature page for Claim Reserve Agreement among UK Affiliates and Debtors]

Schedule 1

Reserve Amounts

Applicable UK Affiliate	Applicable Debtor	Amount	Applicable Class
Acenden Limited (f/k/a Capstone Mortgage Services Limited)	Lehman Brothers Holdings Inc.	$84,007,466	4A
Acenden Limited (f/k/a Capstone Mortgage Services Limited)	Lehman Brothers Holdings Inc.	$19,300	4B
Acenden Limited (f/k/a Capstone Mortgage Services Limited)	Lehman Brothers OTC Derivatives Inc.	$2,292	5C
Acenden Limited (f/k/a Capstone Mortgage Services Limited)	Lehman Brothers Special Financing Inc.	$17,047	5C
Eldon Street (Raven) Limited	Lehman Brothers Holdings Inc.	$2,300,000	4A
Eldon Street Holdings Limited	Lehman Brothers Holdings Inc.	$57,130,000	4B
Eldon Street Holdings Limited	Lehman Brothers Holdings Inc.	$611,400,000	4A
Grace Hotels Limited	Lehman Brothers Holdings Inc.	$1,650,000	4A
Grace Hotels Limited	Lehman Brothers Holdings Inc.	$4,500	4B
Lehman Brothers Equity (Nominees Number 7) Limited	Lehman Brothers Holdings Inc.	$4,200,000	4A
LB Holdings Intermediate 2 Limited	Lehman Brothers Holdings Inc.	$2,309,300,000	4B
LB Holdings Intermediate 2 Limited	Lehman Brothers Holdings Inc.	$2,700,000	4A
LB SF No. 1	Lehman Brothers Holdings Inc.	$505,000	4B
LB SF No. 1	Lehman Brothers Holdings Inc.	$2,875,036,779	4A
LB UK Re Holdings Limited	Lehman Commercial Paper Inc.	$46,940,663	5C
LBQ Funding (UK)	Lehman Brothers Holdings Inc.	$820,000	4A
Lehman Brothers (Indonesia) Limited	Lehman Brothers Holdings Inc.	$18,600,000	4B
Lehman Brothers (Indonesia) Limited	Lehman Brothers Holdings Inc.	$614,000	4A
Lehman Brothers Europe Limited	Lehman Brothers Holdings Inc.	$224,162,000	4B
Lehman Brothers Europe Limited	Lehman Commercial Paper Inc.	$5,000,000	5C
Lehman Brothers Europe Limited	Lehman Brothers OTC Derivatives Inc.	$26,000	5C
Lehman Brothers Europe Limited	Lehman Brothers Commercial Corporation	$260	5C

Applicable UK Affiliate	Applicable Debtor	Amount	Applicable Class
Lehman Brothers Holdings PLC	Lehman Brothers Holdings Inc.	$2,200,000	4B
Lehman Brothers Holdings PLC	Lehman Commercial Paper Inc.	$2,222,000	5C
Lehman Brothers International (Europe)	Lehman Brothers Commercial Corporation	$300,000,000	5C
Lehman Brothers International (Europe)	Lehman Brothers Holdings Inc.	$6,090,000,000	4B
Lehman Brothers International (Europe)	Lehman Brothers Holdings Inc.[7]	$1,008,000,000	4B
Lehman Brothers International (Europe)	Lehman Brothers Holdings Inc.[8]	$1,500,000,000	4B
Lehman Brothers International (Europe)	Lehman Brothers OTC Derivatives Inc.	$75,000,000	5C
Lehman Brothers International (Europe)	Lehman Brothers Special Financing Inc.	$5,000,000,000	5C
Lehman Brothers Limited	Lehman Brothers Commercial Corporation	$139,764	5C
Lehman Brothers Limited	Lehman Brothers Commodity Services Inc.	$888,000	5C
Lehman Brothers Limited	Lehman Brothers Holdings Inc.	$1,450,100,000	4B
Lehman Brothers Limited	Lehman Brothers Holdings Inc.	$400,000	4A
Lehman Brothers Limited	Lehman Brothers OTC Derivatives Inc.	$52,756	5C
Lehman Brothers Limited	Lehman Brothers Special Financing Inc.	$3,700,000	5C
Lehman Brothers Limited	Lehman Commercial Paper Inc.	$2,501,392	5C
Lehman Brothers UK Holdings Limited	Lehman Brothers Holdings Inc.	$1,937,900,000	4B
Lehman Brothers UK Holdings Limited	Lehman Brothers Holdings Inc.	$10,645	4A
Lehman Commercial Mortgage Conduit Limited	Lehman Commercial Paper Inc.	$101,985,000	5C
Lehman Commercial Mortgage Conduit Limited	Lehman Brothers Holdings Inc.	$92,100,000	4B
Mable Commercial Funding Limited	Lehman Brothers Holdings Inc.	$42,190,000	4B
MBAM Investor Limited	Lehman Brothers Holdings Inc.	$93,137,000	4B
MBAM Investor Limited	Lehman Brothers Holdings Inc.	$1,214,000	4A
Monaco NPL (No. 1) Limited	Lehman Brothers Special Financing Inc.	$3,000,000	5C
Preferred Mortgages Limited	Lehman Brothers Holdings Inc.	$32,709,000	4B
Preferred Mortgages Limited	Lehman Brothers Holdings Inc.	$42,633,000	4A

[7]	On account of the guarantee of LBIE’s Bankhaus Claim.

[8]	On account of LPS Trust Claims.

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Applicable UK Affiliate	Applicable Debtor	Amount	Applicable Class
Resetfan Limited	Lehman Brothers Holdings Inc.	$531,281	4A
Southern Pacific Funding 3 Ltd.	Lehman Brothers Holdings Inc.	$35,500,000	4A
Southern Pacific Mortgage Ltd.	Lehman Brothers Holdings Inc.	$69,200,000	4B
Storm Funding Limited	Lehman Brothers Holdings Inc.	$896,339,000	4B
Storm Funding Limited	Lehman Brothers Holdings Inc.	$810,903,934	4A
Storm Funding Limited	Lehman Commercial Paper Inc.	$182,820,000	5C
Thayer Group Limited	Lehman Brothers Holdings Inc.	$7,500,000	4A
Thayer Properties (Jersey) Limited	Lehman Brothers Holdings Inc.	$22,663,000	4B
Thayer Properties Limited	Lehman Commercial Paper Inc.	$13,400	5C
Zestdew Limited	Lehman Brothers Holdings Inc.	$3,253,000	4B
Zestdew Limited	Lehman Brothers Special Financing Inc.	$3,391,000	5C

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Exhibit B

Form of LBJ Settlement Agreement

Execution Version

October 24, 2011

Lehman Brothers Japan Inc.

Kishimoto Bldg., 9th Floor

2-2-1 Marunouchi, Chivoda-ku

Tokyo 100-0005

Japan

Lehman Brothers International (Europe) (in administration)

Level 23.25 Canada Square

London E14 5LQ

Re:     Release of Certain Claims in Connection with Certain Japanese Government Bonds

Ladies and Gentlemen:

This letter agreement (the “Letter Agreement”) is made and entered into by and among Lehman Brothers Holdings Inc. (“LBHI”), Lehman Brothers Special Financing Inc. (“LBSF”), Lehman Brothers Japan Inc. (“LBJ”), and Lehman Brothers International (Europe) (“LBIE”), each of which shall be referred to individually as a “Party” and collectively as the “Parties.” Reference is made to the Japanese government bonds listed on Appendix 1 attached hereto (the “Japanese Government Bonds”).

Prior to the commencement of the chapter 11 cases of LBHI and its affiliated debtors, LBSF financed the purchase of the Japanese Government Bonds via LBJ. There were a series of intercompany transactions among LBSF, LBIE, and LBJ involving the Japanese Government Bonds, which transactions were recorded on the relevant Parties’ prepetition books and records (collectively, the “Intercompany Transactions”). As of September 12, 2008, the Parties may hold (i) direct or guarantee claims against one another for the right to recover the Japanese Government Bonds or the full value of the Japanese Government Bonds, including, without limitation, on the basis of actual or constructive trust, lien, or other security interest in the Japanese Government Bonds or any other legal or equitable cause of action that would entitle any Party to recovery of the full value of the Japanese Government Bonds (collectively, the “JGB Claims”) and (ii) direct or guarantee claims against one another for other amounts owing which arise under the Intercompany Transactions, including any right to setoff, netting, or recoupment.

In order to facilitate a resolution and settlement of all of the claims, rights, and defenses against each other, the Parties have agreed that it is in their mutual interest to release any and all JGB Claims they may have against each other Party in accordance with the following terms, provisions, and conditions:

1.        Upon the Effective Date (as defined below), each Party on behalf of itself, its estate, its successors and assigns, and any other party, person, or entity claiming under or through it, hereby generally releases, discharges, waives and acquits, unconditionally and irrevocably, each other Party and its respective current and former agents, servants, officers, directors, employees, divisions, branches, units, parents, attorneys, financial advisors, accountants, successors, predecessors, heirs, personal representatives, and assigns (each in their capacities as such) from all manners of action, causes of action, judgments, executions, debts, demands, rights, damages, costs, expenses, and claims of every kind, nature, and character whatsoever, whether in law or in equity, whether based on contract (including, without limitation, quasi-contract or estoppel), statute, regulation, tort (excluding fraud, bad faith or willful misconduct) or otherwise, accrued or unaccrued, known or unknown, matured or unmatured, liquidated or unliquidated, certain or contingent, that such Party ever had or claimed to have or now has or claims to have presently or at any future date, against each other Party arising under, related to, or in connection with the JGB Claims (the foregoing released claims, the “Released JGB Claims”); provided, however, that each Party expressly reserves, and nothing herein shall impair, all of its rights, actions, defenses, objections, causes of action, and claims it might have against each other Party that are not Released JGB Claims, including, without limitation, (a) the net amounts, as between each relevant pair of LBSF, LBIE, and LBJ, resulting from (i) income arising on the relevant securities during the period of the applicable Intercompany Transaction, (ii) price differential payable under the Intercompany Transaction in accordance with the relevant contract, and (iii) the difference between the value of the collateral subject to the Intercompany Transaction and the cash amount payable thereunder and (b) those monetary amounts as agreed or to be agreed between LBIE and LBJ as owing by LBIE to LBJ under the transactions between LBIE and LBJ pursuant to the Master Agreement Concerning Gensaki Transactions of Bonds, dated April 1, 2002, and any failed transaction or other costs relating thereto; provided, further, that in the case of each Intercompany Transaction, the Japanese Government Bonds are assumed to have been delivered or redelivered, as the case may be, to the relevant party in accordance with the terms of the relevant Intercompany Transaction.

2.        Each Party represents and warrants to each other Party that, subject to Bankruptcy Court approval to the extent necessary, (i) the execution, delivery, and performance by such Party of this Letter Agreement and the releases contemplated under this Letter Agreement are within the powers of such Party and have been duly authorized by all necessary action on the part of such Party, (ii) this Letter Agreement has been duly executed and delivered by such Party and constitutes a valid and binding obligation of such Party, enforceable against such Party in accordance with the terms hereof, (iii) it is not relying upon any statements, understandings, representations, expectations, or agreements other than those expressly set forth in this Letter Agreement, (iv) it has had the opportunity to be represented and advised by legal counsel in connection with this Letter Agreement, which it enters voluntarily and of its own choice and not under coercion or duress, (v) it has made its own investigation of the facts relating to Intercompany Transactions to which it is a party and is relying upon its own knowledge and the advice of its counsel, (vi) it has no expectation that any of the other Parties will disclose facts material to the Letter Agreement to it, and (vii) it knowingly waives any and all claims that entry into this Letter Agreement was induced by any misrepresentation or nondisclosure and knowingly waives

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any and all rights to rescind or avoid this Letter Agreement based upon presently existing facts, known or unknown.

3.        This Letter Agreement shall be effective upon the effective date of the chapter 11 plan of LBHI and its affiliated debtors.

4.        This Letter Agreement will be construed and enforced in accordance with, and the rights of the Parties shall be governed by, the laws of the State of New York (including section 5-1401 of the New York General Obligations Law), without regard to conflicts of laws principles that would require the application of the law of another jurisdiction. The Bankruptcy Court shall have exclusive jurisdiction over any action or proceeding with respect to this Letter Agreement and each Party agrees to submit to such jurisdiction and to waive any defense based on the location or jurisdiction of such court.

5.        This Letter Agreement may only be amended or modified and any of the terms hereof may be waived only by an instrument in writing signed by each of the Parties.

6.        This Letter Agreement may be executed in counterparts, each of which constitutes an original, and all of which, collectively, constitute only one agreement. The signatures of all of the Parties need not appear on the same counterpart. Signatures to this Letter Agreement may be exchanged by facsimile transmission and/or electronic mail and shall constitute originals for all purposes.

Kindly acknowledge and confirm your agreement to the foregoing by execution of this Letter Agreement by a duly authorized representative below where indicated and delivery of such representative’s signature to LBHI via facsimile or electronic mail. Each person who executes this Letter Agreement on behalf of a Party represents and warrants that he or she is duly authorized and empowered to execute and deliver this Letter Agreement on behalf of such Party.

Sincerely,

LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation, as Debtor and Debtor in Possession in its chapter 11 case in the United

States Bankruptcy Court for the Southern District

of New York, Case No. 08-13555 (JMP)

By:
Name:
Title:

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LEHMAN BROTHERS SPECIAL FINANCING
INC., a Delaware corporation, as Debtor and
Debtor in Possession in its chapter 11 case in the

United States Bankruptcy Court for the Southern

District of New York, Case No. 08-13555 (JMP)

By:
Name:
Title:

LEHMAN BROTHERS JAPAN INC.

By: Masaki Kanehyo
Title: Representative Liquidator

LEHMAN BROTHERS INTERNATIONAL (EUROPE) (IN ADMINISTRATION)

By:
Name:
Title:

For the joint administrators, Anthony Victor

Lomas, Steven Anthony Pearson, Michael

John Andrew Jervis, Dan Yoram Schwarzmann and Derek Anthony Howell

acting for and on behalf of Lehman Brothers

International (Europe) as agents and without

personal liability.

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Exhibit C

Form LB Scottish Shareholder Resolution

LEHMAN BROTHERS LUXEMBOURG INVESTMENTS S.à r.l. Société à responsabilité limitée L-1273 Luxembourg, 19, rue de Bitbourg Share capital: USD 61,229,600.- R.C.S. Luxembourg B 83966 (the “Company”)

WRITTEN SINGLE SHAREHOLDER’S RESOLUTIONS

EFFECTIVE AS OF                                 2011

The undersigned being the single shareholder of the Company, agrees that:

The following resolutions are taken (i) in compliance with article 13 of the Company’s bylaws stating that “the single shareholder assumes all powers conferred to the general shareholder meeting”, and (ii) in accordance with article 200-2, second paragraph, of the amended Law of 10th August, 1915 on commercial companies stating that “the decisions of the single shareholder which are taken in the scope of the first paragraph [powers of the general meeting] are recorded in minutes or drawn-up in writing”.

WHEREAS

(A)

Lehman Brothers Holdings Scottish LP, a limited partnership organized under the laws of England and Wales, having its registered offices at Johnston House, 52-54 Rose Street, Aberdeen AB10 1UD, United Kingdom, registered with the Scottish Register of Commerce (Companies House) under number SL005882, is the single shareholder of the Company (hereinafter the “Single Shareholder”).

(B)	According to article 12 of the Company’s bylaws, the manager(s) may be revoked ad nutum.

(C)

The Single Shareholder intends to (i) revoke, with effect as of today, (x) Mr. Daniel J. Ehrmann and Mr. William J. Fox as managers of category A of the Company and (y) Mr. John S. Keen as manager of category B of the Company and (ii) grant them full and entire discharge for the exercise of their mandates until today.

(D)	[The Single Shareholder intends to appoint new managers with effect on [ ] in replacement of the resigning managers.]

In consideration of the above, the undersigned resolves as follows:

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FIRST RESOLUTION

The Single Shareholder decides to revoke, with effect as of today, (i) Mr. Daniel J. Ehrmann and Mr. William J. Fox as managers of category A of the Company and (ii) Mr. John S. Keen as manager of category B of the Company.

SECOND RESOLUTION

The Single Shareholder (i) decides to grant full and entire discharge to (x) Mr. Daniel J. Ehrmann, (y) Mr. William J. Fox and (z) Mr. John S. Keen for the exercise of their mandates as managers of category A, respectively category B, of the Company until today as far as legally possible and (ii) formally and irrevocable undertakes, for himself and any and all successors, assignees or transferees, to consider and resolve again on such full and entire discharge at the next ordinary single shareholder’s meeting resolving on the approval of the annual accounts of the Company.

[THIRD RESOLUTION

The Single Shareholder resolved to appoint (i) [            ], [            ], born on [            ] at [            ], residing at [            ], as new manager of category [            ] with effect on [            ], in replacement of [            ], resigning manager, (ii) [            ], [            ], born on [            ] at [            ], residing at [            ], as new manager of category [            ] with effect on [            ], in replacement of [            ], resigning manager and (iii) [            ], [            ], born on [            ] at [            ], residing at [            ],as new manager of category [            ] with effect on [            ], in replacement of [            ], resigning manager.]

**********

[remainder of this page intentionally left blank]

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For:
Lehman Brothers Holdings Scottish LP

By:

Name:	Lehman Brothers UK Holdings (Delaware) Inc.

Title:	General Partner

By:

Name:	Name:

Title:	Title:

[signature page to LEHMAN BROTHERS LUXEMBOURG INVESTMENTS S.à r.l.

written single shareholder’s resolutions – revocation managers]

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EXHIBIT 5

PART E – AGREEMENT AMONG DEBTORS, LEHMAN BROTHERS

INVESTMENT MANAGEMENT COMPANY LTD., AND LEHMAN BROTHERS

(LUXEMBOURG) EQUITY FINANCE S.A. (EN FAILLITE)

SETTLEMENT AGREEMENT

This Settlement Agreement (the “Agreement”), dated as of October 25, 2011 (the “Execution Date”), by and among the Debtors1 and Lehman Brothers Investment Management Company Ltd. (“LBIM” and, together with the Debtors, “Lehman US”), on the one hand, and Lehman Brothers (Luxembourg) Equity Finance S.A. (en faillite) (“LBEF”) acting by and through its Joint Trustees in Bankruptcy, Jacques Delvaux and Laurent Fisch (the “Joint Trustees”), on the other hand. Lehman US and LBEF shall each be referred to individually as a “Party” and collectively as the “Parties.”

Recitals

WHEREAS, on September 15, 2008 and on various dates thereafter, each of the Debtors commenced a voluntary case under chapter 11 of title 11 of the United States Code (the “US Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “US Bankruptcy Court”), which cases are being jointly administered under Case Number 08-13555 (JMP) (the “Chapter 11 Cases” and each a “Chapter 11 Case”);

WHEREAS, on February 6, 2009, LBEF, an affiliate of LBHI, has been declared bankrupt (en faillite) under the provisions of Book III of the Luxembourg Code de Commerce (the “Luxembourg Commercial Code”) by an order no. 151/09 of the Luxembourg District court (‘Tribunal d’arrondissement de et à Luxembourg, siégeant en matière commerciale’) (the “Luxembourg Bankruptcy Court”), which supervises its case (the “Luxembourg Proceedings”);

WHEREAS, LBEF has filed or is the owner of the proofs of claim listed on Schedule A attached hereto against LBHI (collectively, the “Proofs of Claim”) and the Debtors have communicated an intent to challenge certain of the Proofs of Claim absent a settlement with LBEF;

WHEREAS, prior to the commencement of the Chapter 11 Cases, in connection with a hedging relationship between LBEF and LBIM in respect of LBEF’s issuance of certain warrants, LBEF and LBIM had open derivatives trades, which were terminated after the commencement of the Chapter 11 Cases (the “LBIM Derivatives Trades”);

WHEREAS, following termination of the LBIM Derivatives Trades, LBEF was owed receivables from LBIM on account thereof, and LBIM was owed receivables from LBEF on account of premiums incurred by LBIM and recharged to LBEF in respect of the LBIM Derivatives Trades;

WHEREAS, the foregoing mutual receivables have resulted in a net receivable, as of September 14, 2008, owed to LBEF from LBIM (the “LBIM Receivable”);

WHEREAS, the Debtors and LBEF have entered into that certain amended tolling and forbearance agreement, dated as of December 21, 2010 (the “Tolling Agreement”);

WHEREAS, the Parties are desirous of resolving all present and future disputes and all other outstanding issues between the Parties and avoiding extensive and expensive litigation by making mutual concessions expressed in this Agreement;

1 As used herein, “Debtors” means Lehman Brothers Holdings Inc. (“LBHI”); Lehman Brothers Special Financing Inc.; Lehman Commercial Paper Inc.; Lehman Brothers Commercial Corporation; Lehman Brothers Financial Products Inc.; Lehman Brothers OTC Derivatives Inc.; Lehman Brothers Derivative Products Inc.; Lehman Brothers Commodity Services Inc.; Lehman Scottish Finance L.P.; CES Aviation LLC; CES Aviation V LLC; CES Aviation IX LLC; East Dover Limited; Luxembourg Residential Properties Loan Finance S.a.r.l; BNC Mortgage LLC; Structured Asset Securities Corporation; LB Rose Ranch LLC; LB 2080 Kalakaua Owners LLC; Merit LLC; LB Somerset LLC; LB Preferred Somerset LLC; LB 745 LLC; PAMI Statler Arms LLC.

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WHEREAS, on September 1, 2011, the Debtors filed the Third Amended Joint Chapter 11 Plan of Lehman Brothers Holdings Inc. and its Affiliated Debtors [ECF No. 19627] (as may be amended from time to time by the Debtors, the “Plan”) and the Debtors’ Disclosure Statement for the Plan [ECF No. 19629] (as may be amended from time to time by the Debtors, the “Disclosure Statement”); and

WHEREAS, each of the Debtors, either individually or jointly, will file an amendment, modification and/or supplement to the Plan that will incorporate the terms and conditions of this Agreement (the “Amended Plan”);

NOW, THEREFORE, in consideration of the recitals stated above, the agreements, promises and warranties set forth below and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.	Definitions

Except as otherwise specified herein or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Agreement.

“Agreed LBIM Receivable” has the meaning ascribed to it in Section 2.1(c).

“Allowed LBEF Claims” has the meaning ascribed to it in Section 2.1(b).

“Allowed LBEF Guarantee Claims” has the meaning ascribed to it in Section 2.1(a).

“Alternative Plan” means a chapter 11 plan or plans, proposed by parties other than the Debtors.

“Amended Plan” has the meaning ascribed to it in the Recitals.

“CarVal” means CVI GVF Luxembourg Twelve S.ár.l.

“CarVal Assignment Agreement” has the meaning ascribed to it in Section 4.6(a).

“Chapter 11 Case” has the meaning ascribed to it in the Recitals.

“Consent” means that certain Consent attached hereto as Schedule C.

“Disclosure Statement” has the meaning ascribed to it in the Recitals.

“Effective Date” means the date that the Amended Plan becomes effective as provided for therein.

“LBIE” means Lehman Brothers International (Europe).

“LBIM Derivatives Trades” has the meaning ascribed to it in the Recitals.

“LBIM Receivable” has the meaning ascribed to it in the Recitals.

“LBLSA Settlement Agreement” means that certain Settlement Agreement by and among the Debtors and Lehman Brothers (Luxembourg) S.A. (in liquidation), dated as of October 25, 2011.

“Luxembourg Approval Order” means the approval of this Agreement by a final and non-appealable order of the Luxembourg Bankruptcy Court pursuant to article 492 of the Luxembourg Commercial Code.

“Luxembourg Approval Process” has the meaning ascribed to it in Section 4.2.

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“Luxembourg Avoidance Actions” means all avoidance actions and causes of action against the Debtors or LBIM under sections 445 and 446 of the Luxembourg Commercial Code.

“Luxembourg Bankruptcy Court” has the meaning ascribed to it in the Recitals.

“Luxembourg Civil Code” means the Luxembourg Code Civil.

“Luxembourg Commercial Code” has the meaning ascribed to it in the Recitals.

“Luxembourg Proceedings” has the meaning ascribed to it in the Recitals.

“Luxembourg Prosecutor” means the representative of the Luxembourg public prosecutor’s office representing the public interest in bankruptcy and liquidation proceedings.

“Party” has the meaning ascribed to it in the Recitals.

“Plan” has the meaning ascribed to it in the Recitals.

“Plan Administrator” has the meaning ascribed to it in the Amended Plan.

“Primary Claim” shall have the meaning ascribed to it in the Plan.

“Proofs of Claim” has the meaning ascribed to it in the Recitals.

“Standstill Termination Date” has the meaning ascribed to it in Section 8.1.

“Supervisory Judge” means the judge of the Luxembourg Bankruptcy Court that is supervising the bankruptcy of LBEF.

“Third-Party Creditors” means those entities that have asserted primary claims against LBEF and corresponding guarantee claims against LBHI.

“Tolling Agreement” has the meaning ascribed to it in the Recitals.

“Transferred Claim Portion” has the meaning ascribed to it in Section 4.6(a).

“US Avoidance Actions” all actions under chapter 5 of the US Bankruptcy Code or similar actions under applicable state law.

“US Bankruptcy Code” has the meaning ascribed to it in the Recitals.

“US Bankruptcy Court” has the meaning ascribed to it in the Recitals.

“US Confirmation Order” means an order of the US Bankruptcy Court (i) confirming the Amended Plan pursuant to section 1129 of the US Bankruptcy Code; (ii) approving, pursuant to Rule 9019 of the Federal Rules of Bankruptcy Procedure and applicable provisions of the US Bankruptcy Code, the terms of this Agreement; and (iii) authorizing the Debtors to take all necessary corporate actions to consummate the transactions contemplated by this Agreement.

“Voting Deadline” means the date set by the US Bankruptcy Court by which creditors must vote to accept or reject the Amended Plan.

2.	Settlement of Claims.

2.1.

The LBEF Proofs of Claim and the LBIM Receivable.

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2.1(a)

LBEF’s Guarantee Claims Against LBHI.  Subject to section 8.13 of the Amended Plan, LBEF will have (i) an allowed, non-priority, non-senior, non-subordinated general unsecured claim against LBHI in Class 8 under the Plan in an amount equal to $700,837 on account of amounts receivable from LBIE relating to derivatives; and (ii) an allowed, non-priority, senior, non-subordinated general unsecured claim against LBHI in Class 4B under the Plan in an amount equal to $14,533,045 on account of amounts receivable from LBIE relating to a non-trading intercompany balance (together, the “Allowed LBEF Guarantee Claims”); provided, however, that (x) the Allowed LBEF Guarantee Claims shall be deemed (1) satisfied in full or (2) not entitled to any further distributions from LBHI, in each case, only if LBEF receives distributions from LBHI that combined with any other distributions or consideration provided to LBEF in respect of the corresponding Primary Claim equal to the allowed amount of the corresponding Primary Claim, and (y) LBHI’s rights of subrogation as to the Allowed LBEF Guarantee Claims shall not arise until LBEF has been satisfied in full in accordance with the foregoing.

2.1(b)

LBEF’s Direct Claim Against LBHI.  Subject to section 8.13 of the Plan, LBEF will have an allowed, non-priority, senior, non-subordinated general unsecured claim against LBHI in Class 4A under the Plan in an amount equal to $119,207,203 (together with the Allowed LBEF Guarantee Claims, the “Allowed LBEF Claims”).

2.1(c)

Agreed LBIM Receivable.  LBIM will agree upon and acknowledge the LBIM Receivable in favor of LBEF currently due and owing in an amount equal to $1,190,560 (the “Agreed LBIM Receivable”).

2.1(d)

Other than the Allowed LBEF Claims and the Agreed LBIM Receivable, all other claims or receivables asserted or held by LBEF against Lehman US will be deemed fully and forever expunged, extinguished, disallowed and released.

2.1(e)

The Allowed LBEF Claims and the Agreed LBIM Receivable as set forth in this Section 2.1 shall not be subject to further objections or defenses, whether by way of netting, set off, recoupment, counterclaim or otherwise, or any claim under section 510 of the US Bankruptcy Code or otherwise that would have the effect of subordinating such claims to the claims of other general unsecured creditors.

2.2.

Claims Register.    In order to reflect the entry into this Agreement, upon the Effective Date, the Parties hereto acknowledge and agree that (i) the Proofs of Claim shall be deemed amended to the extent necessary to reflect the terms of the settlement reached in this Agreement and/or to reflect the reconciliation of such claims that has been ongoing amongst the Parties, (ii) they shall execute and submit joint instructions to Epiq Bankruptcy Solutions, LLC, requesting that the claims register in the Chapter 11 Cases be amended to reflect (A) the allowance of the Proofs of Claim in the amounts set forth on Schedule B of this Agreement and (B) the disallowance of the remaining Proofs of Claim on Schedule A of this Agreement, and (iii) all claims filed by LBIM against LBEF shall be deemed forever disallowed and expunged.

3.	Amended Plan and Related Support.

3.1.	The Debtors’ Obligations.

3.1(a)

Within a reasonable period of time following the Execution Date, the Debtors will (i) file the Amended Plan and (ii) prosecute the Amended Plan and seek entry of the US Confirmation Order.

3.1(b)

Upon reasonable request, Lehman US shall reasonably respond to, and, to the extent practicable, cooperate with, the Joint Trustees in connection with obtaining court approval of this Agreement; provided, however, that the failure of Lehman US to comply with this obligation shall

4

not constitute a breach of this Agreement or give rise to any damages or rights of termination of this Agreement by LBEF, and LBEF’s sole and exclusive remedy shall be that LBEF may file a motion with the US Bankruptcy Court on at least 15 days’ notice to Lehman US seeking a determination as to whether Lehman US is not complying with this provision and requesting Lehman US’s compliance therewith.

3.1(c)

Subject to the execution of a confidentiality agreement that is acceptable to the Parties, LBHI shall cooperate with and respond to reasonable requests for information from LBEF regarding the resolution of claims of, or distributions by LBHI to, Third-Party Creditors with respect to their guarantee claims against LBHI, including whether: (i) the guarantee claims of Third-Party Creditors have been allowed or disallowed against LBHI, (ii) the guarantee claims of Third-Party Creditors are disputed or subject to objection by LBHI, and (iii) the consideration, if any, paid to Third-Party Creditors by LBHI on account of their guarantee claims.

3.2.

LBEF’s Obligations.    LBEF agrees to perform and comply with the following obligations as to the Amended Plan, which obligations shall become effective upon the Execution Date:

3.2(a)

Within a reasonable period of time following the Execution Date, LBEF shall seek approval from the Luxembourg Bankruptcy Court for the performance of the obligations of LBEF under this Agreement and the transactions contemplated herein.

3.2(b)

If the US Bankruptcy Court allows the Debtors to solicit acceptances of the Amended Plan before acceptances are solicited for any Alternative Plan or Alternative Plans, and provided that LBEF has been solicited pursuant to section 1125 of the US Bankruptcy Code, LBEF shall (i) timely vote to accept the Amended Plan in the amounts set forth on Schedule A with respect to each Proof of Claim, and not thereafter withdraw or change such vote, and (ii) support approval and confirmation of the Amended Plan.

3.2(c)

LBEF shall not oppose or object to the Amended Plan or the solicitation of the Amended Plan, or join in or support any objection to the Amended Plan or the solicitation of the Amended Plan.

3.2(d)

Subject to Section 3.2(e) below, LBEF shall not (i) participate in the formulation of, file, or prosecute any Alternative Plan, or (ii) join in or support any Alternative Plan, including, without limitation, express support in writing of, or enter into any form of plan support agreement with respect to any Alternative Plan, or (iii) take any action to alter, delay or impede the confirmation and consummation of the Amended Plan; provided that, a vote on an Alternative Plan or Plans shall not constitute an action to delay or impede the confirmation or consummation of the Amended Plan.

3.2(e)

If the US Bankruptcy Court allows other parties to solicit acceptances of any Alternative Plan or Alternative Plans at the same time as the Amended Plan, LBEF may vote to accept any Alternative Plan or Alternative Plans only if such Alternative Plan or Alternative Plans provide LBEF with an equal or greater economic recovery than the Amended Plan, and provided, however, that LBEF shall also (i) timely vote to accept the Amended Plan, and not thereafter withdraw or change such vote, (ii) support approval and confirmation of the Amended Plan, (iii) comply with the provisions of Sections 3.2(c) and 3.2(d) above, and (iv) indicate a preference for the Amended Plan on its voting ballot. Notwithstanding anything contained in this Section, LBEF shall not indicate a preference on its voting ballots for any Alternative Plan.

3.2(f)

Subject to the execution of a confidentiality agreement that is acceptable to the Parties, LBEF shall cooperate with and respond to reasonable requests for information of LBHI or the Plan Administrator regarding the resolution of claims of, or distributions by LBEF to, Third-Party Creditors with respect to their primary claims against LBEF, including whether: (i) the primary claims of Third-Party Creditors have been allowed or disallowed against LBEF, (ii) the primary claims of Third-

5

Party Creditors are disputed or subject to objection by LBEF, and (iii) the consideration, if any, paid to Third-Party Creditors by LBEF on account of their primary claims.

3.3.

Solicitation Required in Connection with Amended Plan.    Notwithstanding anything contained in this Section 3 or elsewhere in this Agreement, this Agreement is not, and shall not be deemed to be, a solicitation of a vote for the acceptance of the Amended Plan pursuant to section 1125 of the US Bankruptcy Code, or rejection of any Alternative Plan. Acceptance of the Amended Plan will not be solicited until the US Bankruptcy Court has approved the Disclosure Statement and related ballots, and such Disclosure Statement and ballots have been transmitted to parties entitled to receive the same in accordance with an order of the US Bankruptcy Court.

4.

LBEF’s Representations and Warranties.    In order to induce Lehman US to enter into and perform its obligations under this Agreement, LBEF hereby represents, warrants and acknowledges as follows:

4.1.

Authority.    Subject to the Luxembourg Approval Order, (i) LBEF has the power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions contemplated herein; and (ii) the execution, delivery and performance by LBEF of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of LBEF and no other proceedings on the part of LBEF are necessary to authorize and approve this Agreement or any of the transactions contemplated herein.

4.2.

In connection with the representations and warranties set forth in Section 4.1, the Joint Trustees have informed Lehman US that

(1)

the Agreement is likely to be considered as a settlement (French: “transaction”) following sections 2044 to 2058 of the Luxembourg Civil Code and following article 492 of the Luxembourg Commercial Code;

(2)

a settlement requires (a) an authorization of the Supervisory Judge and (b) the approval (“homologation”) by the Luxembourg Bankruptcy Court;

(3)

the authorization of the Supervisory Judge of LBEF is not subject to any formal requirements and has been orally obtained by the Joint Trustees on October 25, 2011;

(4)

the Supervisory Judge has requested the Joint Trustees to consult with the creditors of LBEF prior to the launch of legal proceedings referred to below;

(5)

the approval by the Luxembourg Bankruptcy Court within the meaning of article 492 of the Luxembourg Commercial Code requires the launch of legal proceedings by the Joint Trustees against LBEF, and the Joint Trustees want the Debtors and LBIM, as interested parties, to intervene in these proceedings, and will thus serve those legal proceedings also on them;

(6)

in the course of these approval proceedings, the past directors of LBEF and the Luxembourg Prosecutor may oppose the Agreement in whole;

(7)

the support of the Agreement (or the lack thereof) by some or all creditors of LBEF is likely to have an impact on the approval of the Luxembourg Bankruptcy Court;

(8)

if the Luxembourg Bankruptcy Court refuses to approve the Agreement, the latter will be of no effect as a matter of Luxembourg law; and

(9)

the approval of the Agreement by the Luxembourg Bankruptcy Court will become final and non-appealable within 15 days following service of the Luxembourg Approval Order, although as a matter of Luxembourg law (article 465 of the Luxembourg Commercial Code), the

6

Luxembourg Approval Order shall be enforceable on a provisional basis until the Luxembourg Approval Order becomes final and non-appealable (together, the “Luxembourg Approval Process”).

4.3.

Validity.    Subject to the Luxembourg Approval Order approving the performance of the obligations of LBEF under, this Agreement and the transactions contemplated herein, this Agreement has been duly executed and delivered by LBEF and constitutes the legal, valid and binding agreement of LBEF, enforceable against LBEF in accordance with its terms.

4.4.

Authorization of Governmental Authorities and Creditors.    No action by (including any authorization, consent or approval), in respect of, or filing with, any governmental authority is required for, or in connection with, the valid and lawful authorization, execution, delivery and performance by LBEF pursuant to this Agreement other than as set forth in Section 3.2(a) and Section 4.2 above.

4.5.

No Reliance.    LBEF (i) is a sophisticated party with respect to the subject matter of this Agreement, (ii) has been represented and advised by legal counsel in connection with this Agreement, (iii) has adequate information concerning the matters that are the subject of this Agreement, and (iv) has independently and without reliance upon any of the Debtors, LBIM, or any of their affiliates or any officer, employee, agent or representative thereof, and based on such information as LBEF has deemed appropriate, made its own analysis and decision to enter into this Agreement, except that LBEF has relied upon each Debtor’s and LBIM’s express representations, warranties and covenants in this Agreement, LBEF acknowledges that it has entered into this Agreement voluntarily and of its own choice and not under coercion or duress.

4.6.

Title; No Prior Transfer of Claims.

4.6(a)

Except for a portion of Claim No. 33061 (the “Transferred Claim Portion”) assigned pursuant to an agreement dated as of September 8, 2010 (the “CarVal Assignment Agreement”), LBEF owns and has good title to the Proofs of Claim and the Agreed LBIM Receivable, free and clear of any and all liens, claims (other than on account of claims against the assets of LBEF), set-off rights, security interests, participations, or encumbrances created or incurred by or against LBEF as of the Execution Date and has not transferred or assigned to any other person any of the claims or receivables that are the subject of this Agreement, in whole or in part. The Parties acknowledge that LBEF has entered into the CarVal Assignment Agreement pursuant to which it has sold, and CarVal has purchased, the Transferred Claim Portion in the amount of $52,181,600 and that CarVal has executed the Consent attached hereto as Schedule C with respect to the Transferred Claim Portion.

4.6(b)

LBEF may not convey, transfer, assign, or participate any of the claims or receivables that are the subject of this Agreement, or any rights or interests arising thereunder or related thereto, in whole or in part, prior to the Effective Date.

5.

Lehman US’s Representations and Warranties.    In order to induce LBEF to enter into and perform its obligations under this Agreement, each Debtor and LBIM hereby represents, warrants and acknowledges as follows:

5.1.

Authority.    Subject to US Bankruptcy Court approval to the extent necessary, (i) each signatory Debtor and LBIM has the power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions contemplated herein and (ii) the execution, delivery and performance by such Debtor or LBIM of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of such Debtor or LBIM and no other proceedings on the part of such Debtor or LBIM are necessary to authorize and approve this Agreement or any of the transactions contemplated herein.

5.2.

Validity.

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5.2(a)    Subject to US Bankruptcy Court approval to the extent necessary, this Agreement has been duly executed and delivered by each Debtor and LBIM and constitutes the legal, valid and binding agreement of each Debtor and LBIM, enforceable against each Debtor and LBIM in accordance with its terms.

5.3.

Authorization of Governmental Authorities.    No action by (including any authorization, consent or approval), in respect of, or filing with, any governmental authority is required for, or in connection with, the valid and lawful authorization, execution, delivery and performance by each Debtor and LBIM of this Agreement, other than entry of the US Confirmation Order.

5.4.

No Reliance.    Each Debtor and LBIM (i) is a sophisticated party with respect to the matters that are the subject of this Agreement, (ii) has had the opportunity to be represented and advised by legal counsel in connection with this Agreement, (iii) has adequate information concerning the matters that are the subject of this Agreement, and (iv) has independently and without reliance upon LBEF, and based on such information as such Debtor or LBIM has deemed appropriate, made its own analysis and decision to enter into this Agreement, except that such Debtor or LBIM has relied upon LBEF’s express representations, warranties and covenants in this Agreement, which it enters, or as to which it acknowledges and agrees, voluntarily and of its own choice and not under coercion or duress.

6.

Executory Contracts.    All pre-petition executory contracts between the Debtors and LBEF shall be rejected pursuant to section 365 of the US Bankruptcy Code in accordance with the Amended Plan. Any claims that arise from the rejection of pre-petition executory contracts between the Debtors and LBEF are deemed to be satisfied in full by the claims allowed pursuant to Section 2 hereof.

7.

Withholding Rights and Allocation of Payments.    Each Party shall be entitled to deduct and withhold from the amounts otherwise payable to any other Party pursuant to this Agreement such amounts as it is required to deduct and withhold with respect to the making of such payment under any requirement of any applicable tax law. Any amounts so withheld shall be treated for all purposes of this Agreement as having been paid to such Party in respect of the allowed claim for which such deduction and withholding is made. The Parties agree that any payments made by Lehman US on account of the claims and receivables that are the subject of this Agreement shall be allocated for all purposes first to the principal portion of such claims and receivables, and, only after the principal portion of such respective claims and receivables is satisfied in full, to any portion of such claims and receivables comprising interest (but solely to the extent that interest is an allowable portion of such claims and receivables).

8.

Standstill.

8.1.

Each Party agrees that LBEF shall forbear from taking any action to enforce any rights or remedies under applicable law in respect of the Agreed LBIM Receivable against LBIM, including by demanding payment on account thereof or taking any action (whether pursuant to legal proceedings or self-helf) to collect such claim, until the earliest of (i) the date that is 90 days after the delivery of a written notice to LBIM by LBEF, (ii) the date on which LBIM commences any form of reorganization or liquidation under any bankruptcy, insolvency, or similar law of any jurisdiction, or (iii) the date of any payment or distribution by LBIM in respect of any equity interests or claims existing prior to September 15, 2008 (such earliest date, the “Standstill Termination Date”).

8.2.

LBIM agrees to provide written notice to LBEF in accordance with Section 13 at least ten business days prior to making any payment of the type referred to in Section 8.1(iii).

8.3.

So long as LBEF forbears from enforcing any applicable rights or remedies in accordance with Section 8.1, LBIM hereby agrees that any statute or period of limitations, statutes of repose, or other time-based limitations or defenses, whether at law, in equity, under statute, contract, or otherwise (including the doctrine of laches or waiver) that might be asserted as a time bar and/or

8

limitation to any claims that is or may be asserted by LBIM is tolled from the Effective Date to the Standstill Termination Date.

9.

Releases.

9.1

.Lehman US’s Releases.    Upon the occurrence of the Effective Date, and except as to (i) the agreements, promises, settlements, representations and warranties set forth in this Agreement and (ii) the performance of the obligations set forth herein, and subject to the effectiveness of this Agreement in accordance with Section 10 below, and in consideration of the foregoing and LBEF’s execution of this Agreement, each Debtor and LBIM on behalf of itself, its estate (where applicable), its successors and assigns, will fully and forever release, discharge and acquit LBEF, and the Joint Trustees, and their respective successors, assigns, officers, directors, employees, agents, representatives, consultants, financial advisors, accountants and attorneys, from all manners of action, causes of action, judgments, executions, debts, demands, rights, damages, costs, expenses, and claims of every kind, nature, and character whatsoever, whether at law or in equity, whether based on contract (including, without limitation, quasi-contract or estoppel), statute, regulation, tort (excluding intentional torts, fraud, recklessness, gross negligence or willful misconduct) or otherwise, accrued or unaccrued, known or unknown, matured or unmatured, liquidated or unliquidated, certain or contingent, including all US Avoidance Actions.

9.2.

LBEF’s Releases.    Upon the occurrence of the Effective Date, and except as to (i) the allowed claims set forth in Section 2 hereof, (ii) LBEF’s distribution entitlements in the Chapter 11 Cases, (iii) the agreements, promises, settlements, representations and warranties set forth in this Agreement, and (iv) the performance of the obligations set forth herein, and subject to the effectiveness of this Agreement in accordance with Section 10 below, and in consideration of the foregoing and each Debtor’s and LBIM’s execution of this Agreement, LBEF, and its successors and assigns, will fully and forever release, discharge and acquit each Debtor and LBIM, and Alvarez & Marsal North America LLC, and their respective successors, assigns, officers, directors, employees, agents, representatives, consultants, financial advisors, accountants and attorneys, from all manners of action, causes of action, judgments, executions, debts, demands, rights, damages, costs, expenses, and claims of every kind, nature, and character whatsoever, whether at law or in equity, whether based on contract (including, without limitation, quasi-contract or estoppel), statute, regulation, tort (excluding intentional torts, fraud, recklessness, gross negligence or willful misconduct) or otherwise, accrued or unaccrued, known or unknown, matured or unmatured, liquidated or unliquidated, certain or contingent, including, without limitation, (i) any administrative expense claims arising under section 503 of the US Bankruptcy Code, and (ii) all Luxembourg Avoidance Actions; provided, however, that this Section 9.2 shall not apply to the Agreed LBIM Receivable until it has been satisfied in full.

10.

Effectiveness of Agreement.

10.1.

Sections 3, 4.6 and 10 through 24 of this Agreement shall be effective upon the Execution Date.

10.2.

All other provisions of this Agreement shall be effective upon the first date that all of the following have occurred: (a) approval of this Agreement by the US Bankruptcy Court, (b) the occurrence of the Effective Date, (c) approval of this Agreement by the Luxembourg Bankruptcy Court by the Luxembourg Approval Order, and (d) approval of the LBLSA Settlement Agreement by (i) the US Bankruptcy Court and (ii) the Luxembourg Bankruptcy Court. On the date that all of the foregoing conditions have been satisfied, the Tolling Agreement shall be deemed terminated without further action of the Parties.

9

11.

Termination.

11.1.

Automatic Termination.    This Agreement shall automatically terminate on any date on which (a) the Debtors file a chapter 11 plan that provides for the substantive consolidation of one or more Debtors and LBEF; (b) the US Bankruptcy Court denies the motion seeking the US Confirmation Order with prejudice, (c) the Luxembourg Bankruptcy Court denies approval of, and does not authorize LBEF to perform its obligations under, this Agreement, or (d) the LBLSA Agreement is terminated in accordance with its terms.

11.2.

Lehman US’s Right to Terminate.    Each Debtor and LBIM shall have the right, at its election, to terminate this Agreement by written notice to LBEF if (a) there is a breach, in any material respect, of the representations, warranties and/or covenants of LBEF hereunder, taken as a whole, and LBEF shall fail to cure such breach within ten (10) days following written notice of such breach from Lehman US; or (b) the Luxembourg Approval Order does not become final and non-appealable by the Effective Date.

11.3.

LBEF’s Right to Terminate.    LBEF shall have the right, at its election, to terminate this Agreement by written notice to Lehman US if (a) there is a breach, in any material respect, of the representations, warranties and/or covenants of the Lehman US hereunder, taken as a whole, and Lehman US shall fail to cure such breach within ten (10) days following written notice of such breach from LBEF; or (b) the Debtors make a material modification to the structure, classification or distribution scheme under the Amended Plan that would (i) materially reduce the recovery estimates set forth in the Disclosure Statement with respect to classes that include the Allowed LBEF Claims, or (ii) provide for materially different treatment of claims held by other creditors that are factually and legally similar to the Allowed LBEF Claims that results in such other creditors having a recovery entitlement in respect of said claims that is materially higher than the recovery entitlement provided for in the Amended Plan in respect of the Allowed LBEF Claims; provided, however, that with respect to Section 11.3(b), (i) the Debtors are not guaranteeing or committing to any specific recovery amount under the Amended Plan, and (ii) modifications to the projected recovery amounts set forth in the disclosure statement approved by the US Bankruptcy Court with respect to the Amended Plan that are based upon revised projections of asset values shall not constitute material modifications to the Amended Plan.

11.4.

Effect of Termination.    In the event that this Agreement is terminated, then neither this Agreement, nor any motion or other pleading filed in the US Bankruptcy Court or the Luxembourg Bankruptcy Court with respect to the approval of this Agreement or confirmation of the Amended Plan, shall have any res judicata or collateral estoppel effect or be of any force or effect, each of the Parties’ respective interests, rights, remedies and defenses shall be restored without prejudice as if this Agreement had never been executed and the Parties hereto shall be automatically relieved of any further obligations hereunder. Except as expressly provided herein, this Agreement and all communications and negotiations among the Parties with respect hereto or any of the transactions contemplated hereunder are without waiver of or prejudice to the Parties rights and remedies and the Parties hereby reserve all claims, defenses and positions that they may have with respect to each other.

12.

Venue and Choice of Law.

12.1.

Venue.    To the maximum extent permissible by law, the Parties expressly consent and submit to the exclusive jurisdiction of the US Bankruptcy Court over any actions or proceedings relating to the enforcement or interpretation of this Agreement and any Party bringing such action or proceeding shall bring such action or proceeding in the US Bankruptcy Court. Each of the Parties agrees that a final judgment in any such action or proceeding, including all appeals, shall be conclusive and may be enforced in other jurisdictions (including any foreign jurisdictions) by suit on the judgment or in any other manner provided by applicable law. If the US Bankruptcy Court refuses or abstains from exercising jurisdiction over the enforcement of this Agreement and/or any actions or proceedings arising hereunder or thereunder, then the Parties agree that venue shall be in any other state or federal court located within

10

the County of New York in the State of New York having proper jurisdiction. Each Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, (i) any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement with the US Bankruptcy Court or with any other state or federal court located within the County of New York in the State of New York, and (ii) the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Each Party irrevocably consents to service of process in the manner provided for notices in Section 13 below. Nothing in this Agreement will affect the right, or requirement, of any Party to this Agreement to serve process in any other manner permitted or required by applicable law.

12.2.

Choice of Law.    This Agreement and all claims and disputes arising out of or in connection with this Agreement, shall be governed by and construed in accordance with the laws of the State of New York and the US Bankruptcy Code, without regard to choice of law principles to the extent such principles would apply a law other than that of the State of New York or the US Bankruptcy Code. Without prejudice to the foregoing, for the purposes of the approval of the Agreement by the Luxembourg Bankruptcy Court, it is agreed that the Agreement is also intended to constitute a settlement (‘transaction’) pursuant to article 2044 et. seq. of the Luxembourg Civil Code.

13.

Notices.    All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next Business Day, (c) three days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one Business Day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent:

To Lehman US at:

1271 Avenue of the Americas, 39th Floor

New York, New York 10020

U.S.A.

Attn: John Suckow and Daniel J. Ehrmann

Facsimile: (646) 834-0874

Kleyr Grasso Associés

122, rue A. Fischer

B.P. 559

L-2015 Luxembourg-City

Attn: Me Marc Kleyr

Facsimile: +352 227 332

With a copy (which shall not constitute notice) to:

Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, New York 10153

U.S.A.

Attn: Lori R. Fife, Esq. and Sunny Singh, Esq.

Facsimile: (212) 310-8007

To LBEF at:

2, rue de la Chapelle

B.P. 320

11

L- 2013 Luxembourg-City

Attn: Maître Jacques Delvaux and Maître Laurent Fisch

Facsimile: +352 24 19 77 (with a copy to + 352 297 299)

MOLITOR, Avocats à la Cour

8, rue Ste Zithe

B.P. 690

L-2015 Luxembourg-City

Attn: Me Paulo Da Silva

Facsimile: +352 297 299

With a copy (which shall not constitute notice) to:

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036-6797

U.S.A.

Attn: Shmuel Vasser, Esq.

Facsimile : (212) 698-3599

or to such other address as may have been furnished by a Party to each of the other Parties by notice given in accordance with the requirements set forth above.

14.

Service of Process / Election of Domicile.    For the purpose of the Luxembourg Approval Process, each Lehman US entity elects domicile with Mr. Marc Kleyr, Avocat à la Cour, residing in Luxembourg-City, 122, rue A. Fischer or any other lawyer admitted to the Bar of Luxembourg-City. For the same purpose, the Joint Trustees elect domicile with Mr. Paulo Da Silva, Avocat à la Cour, residing in Luxembourg-City, 8, rue Ste Zithe or with any other lawyer admitted to the Bar of Luxembourg-City.

15.

Expenses.    The fees and expenses incurred by each Party (including the fees of any attorneys, accountants, investment bankers, financial advisors or any other professionals engaged by such Party) in connection with this Agreement and the transactions contemplated hereby, whether or not the transactions contemplated hereby are consummated, will be paid by such Party.

16.

No Admission of Liability.    Each Party acknowledges that this Agreement effects a settlement of potential claims and counterclaims that are denied and contested, and that nothing contained herein shall be construed as an admission of liability or wrongdoing.

17.

Entire Agreement.    This Agreement constitutes the entire and only agreement of the Parties concerning the subject matter hereof. This Agreement supersedes and replaces any and all prior or contemporaneous verbal or written agreements between the Parties concerning the subject matter hereof, and to the extent of any conflicts between the Amended Plan and the terms of this Agreement, the terms of this Agreement shall control. The Parties acknowledge that this Agreement is not being executed in reliance on any verbal or written agreement, promise or representation not contained herein.

18.

No Oral Modifications.    This Agreement may not be modified or amended orally. This Agreement only may be modified or amended by a writing signed by a duly authorized representative of each Party hereto. Any waiver of compliance with any term or provision of this Agreement on the part of Lehman US must be provided in a writing signed by LBEF. Any waiver of compliance with any term or provision of this Agreement on the part of LBEF must be provided in a writing signed by each Debtor and LBIM. No waiver of any breach of any term or provision of this Agreement shall be construed as a waiver of any subsequent breach.

12

19.

Construction.    This Agreement constitutes a fully negotiated agreement among commercially sophisticated parties and therefore shall not be construed or interpreted for or against any Party, and any rule or maxim of construction to such effect shall not apply to this Agreement.

20.

Binding Effect; Successor and Assigns.    This Agreement shall inure to the benefit of and be binding upon the Parties and their respective successors and permitted assigns; provided, however, that no Party may assign its rights or obligations under this Agreement without the written consent of the other Party, and any assignment not in accordance with the terms hereof shall be null and void ab initio.

21.

Counterparts.    This Agreement may be executed in counterparts, each of which constitutes an original, and all of which, collectively, constitute only one agreement. The signatures of all of the Parties need not appear on the same counterpart.

22.

Headings; Schedules.    The headings utilized in this Agreement are designed for the sole purpose of facilitating ready reference to the subject matter of this Agreement. Said headings shall be disregarded when resolving any dispute concerning the meaning or interpretation of any language contained in this Agreement. References to sections, unless otherwise indicated, are references to sections of this Agreement. All Schedules to this Agreement are hereby made a part hereof and incorporated herein by reference for all purposes. Reference to any Schedule herein shall be to the Schedules attached hereto.

23.

Severability and Construction.    If any term of other provision of this Agreement is invalid, illegal or incapable of being enforced, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic and legal substance of the transactions contemplated hereby is no affected in any manner materially adverse to the Parties. Upon any determination that any term or other provision is invalid, illegal, or incapable of being enforced, each Party hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of this Agreement as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

24.

Waiver of Jury Trial.    EACH OF THE PARTIES HERETO HEREBY AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS AGREEMENT OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH OR IN RESPECT OF ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTION OF ANY PARTY OR ARISING OUT OF ANY EXERCISE BY ANY PARTY OF ITS RESPECTIVE RIGHTS UNDER THIS AGREEMENT OR IN ANY WAY RELATING TO THE TRANSACTIONS CONTEMPLATED HEREBY (INCLUDING, WITHOUT LIMITATION, WITH RESPECT TO ANY ACTION TO RESCIND OR CANCEL THIS AGREEMENT AND WITH RESPECT TO ANY CLAIM OR DEFENSE ASSERTING THAT THIS AGREEMENT WAS FRAUDULENTLY INDUCED OR IS OTHERWISE VOID OR VOIDABLE). THIS WAIVER OF RIGHT TO TRIAL BY JURY IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. EACH OF THE PARTIES HERETO IS HEREBY AUTHORIZED TO FILE

13

A COPY OF THIS SECTION 24 IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER. THIS WAIVER OF JURY TRIAL IS A MATERIAL INDUCEMENT FOR THE PARTIES HERETO TO ENTER INTO THIS AGREEMENT.

[Remainder of page intentionally left blank]

14

IN WITNESS WHEREOF, each Party by his or its duly authorized representative has executed this Agreement as of the date first written above:

LEHMAN BROTHERS HOLDINGS INC.,

LEHMAN COMMERCIAL PAPER INC.,

LEHMAN BROTHERS COMMODITY SERVICES INC.,

LEHMAN BROTHERS SPECIAL FINANCING INC.,

LEHMAN BROTHERS OTC DERIVATIVES INC.,

LEHMAN BROTHERS COMMERCIAL

CORPORATION, LB 745 LLC, PAMI

STATLER ARMS LLC, CES AVIATION LLC,

CES AVIATION V LLC, CES AVIATION IX

LLC, LEHMAN SCOTTISH FINANCE L.P.,

BNC MORTGAGE LLC, LB ROSE RANCH

LLC, STRUCTURED ASSET SECURITIES

CORPORATION, LB 2080 KALAKAUA

OWNERS LLC, MERIT LLC, LB PREFERRED

SOMERSET LLC, LB SOMERSET LLC, as

Debtors and Debtors in Possession

By:
Name:	John Suckow
Title:	Authorized Signatory

LEHMAN BROTHERS DERIVATIVES

PRODUCTS INC., LEHMAN BROTHERS

FINANCIAL PRODUCTS INC., EAST DOVER

LIMITED, LUXEMBOURG RESIDENTIAL

PROPERTIES LOAN FINANCE S.A.R.L., as

Debtors and Debtors in Possession

By:
Name:	Daniel Ehrmann
Title:	Authorized Signatory

LEHMAN BROTHERS INVESTMENT

MANAGEMENT COMPANY LTD.

By:
Name: William J. Fox
Title: Director

LEHMAN BROTHERS (LUXEMBOURG) EQUITY

FINANCE S.A. (EN FAILLITE), a company incorporated in Luxembourg (registered number RCS (Luxembourg) B101448) whose registered office is at 2, Rue de la Chapelle, L - 1325 Luxembourg-Ville, Luxembourg

Jointly by:

Name: Jacques Delvaux
Title: Curateur

and by:

Name:	Laurent Fisch
Title:	Curateur

15

Execution Version

IN WITNESS WHEREOF, each Party by his or its duly authorized representative has executed this Agreement as of the date first written above:

LEHMAN BROTHERS HOLDINGS INC.,

LEHMAN COMMERCIAL PAPER INC.,

LEHMAN BROTHERS COMMODITY SERVICES INC.,

LEHMAN BROTHERS SPECIAL FINANCING INC.,

LEHMAN BROTHERS OTC DERIVATIVES INC.,

LEHMAN BROTHERS COMMERCIAL

CORPORATION, LB 745 LLC, PAMI

STATLER ARMS LLC, CES AVIATION LLC,

CES AVIATION V LLC, CES AVIATION IX

LLC, LEHMAN SCOTTISH FINANCE L.P.,

BNC MORTGAGE LLC, LB ROSE RANCH

LLC, STRUCTURED ASSET SECURITIES

CORPORATION, LB 2080 KALAKAUA

OWNERS LLC, MERIT LLC, LB PREFERRED

SOMERSET LLC, LB SOMERSET LLC, as

Debtors and Debtors in Possession

By:

Name:	John Suckow
Title:	Authorized Signatory

LEHMAN BROTHERS DERIVATIVES

PRODUCTS INC., LEHMAN BROTHERS

FINANCIAL PRODUCTS INC., EAST DOVER

LIMITED, LUXEMBOURG RESIDENTIAL

PROPERTIES LOAN FINANCE S.A.R.L., as

Debtors and Debtors in Possession

By:

Name:	Daniel Ehrmann
Title:	Authorized Signatory

LEHMAN BROTHERS INVESTMENT

MANAGEMENT COMPANY LTD.

By:

Name: William J. Fox
Title: Director

LEHMAN BROTHERS (LUXEMBOURG) EQUITY

FINANCE S.A. (EN FAILLITE), a company incorporated in Luxembourg (registered number RCS (Luxembourg) B101448) whose registered office is at 2, Rue de la Chapelle, L - 1325 Luxembourg-Ville, Luxembourg

Jointly by:
Name: Jacques Delvaux
Title: Curateur

and by:
Name:	Laurent Fisch
Title:	Curateur

14

IN WITNESS WHEREOF, each Party by his or its duly authorized representative has executed this Agreement as of the date first written above:

LEHMAN BROTHERS HOLDINGS INC.,

LEHMAN COMMERCIAL PAPER INC.,

LEHMAN BROTHERS COMMODITY SERVICES INC.,

LEHMAN BROTHERS SPECIAL FINANCING INC.,

LEHMAN BROTHERS OTC DERIVATIVES INC.,

LEHMAN BROTHERS COMMERCIAL

CORPORATION, LB 745 LLC, PAMI

STATLER ARMS LLC, CES AVIATION LLC,

CES AVIATION V LLC, CES AVIATION IX

LLC, LEHMAN SCOTTISH FINANCE L.P.,

BNC MORTGAGE LLC, LB ROSE RANCH

LLC, STRUCTURED ASSET SECURITIES

CORPORATION, LB 2080 KALAKAUA

OWNERS LLC, MERIT LLC, LB PREFERRED

SOMERSET LLC, LB SOMERSET LLC, as

Debtors and Debtors in Possession

By:
Name:	John Suckow
Title:	Authorized Signatory

LEHMAN BROTHERS DERIVATIVES

PRODUCTS INC., LEHMAN BROTHERS

FINANCIAL PRODUCTS INC., EAST DOVER

LIMITED, LUXEMBOURG RESIDENTIAL

PROPERTIES LOAN FINANCE S.A.R.L., as

Debtors and Debtors in Possession

By:
Name:	Daniel Ehrmann
Title:	Authorized Signatory

LEHMAN BROTHERS INVESTMENT

MANAGEMENT COMPANY LTD.

By:

Name: William J. Fox
Title: Director

LEHMAN BROTHERS (LUXEMBOURG) EQUITY

FINANCE S.A. (EN FAILLITE), a company incorporated in Luxembourg (registered number B101448) whose registered office is at 2, Rue de la Chapelle, L - 1325 Luxembourg-Ville, Luxembourg

Jointly by:
Name: Jacques Delvaux
Title: Curateur

and by:
Name:	Laurent Fisch
Title:	Curateur

14

Schedule A

Proofs of Claim

Claim Number	Claimant	Debtor against which claim was filed	Amount (USD)

33056	LEHMAN BROTHERS (LUXEMBOURG) EQUITY FINANCE S.A.	Lehman Brothers Holdings Inc.	$10,650,996,780
33057	LEHMAN BROTHERS (LUXEMBOURG) EQUITY FINANCE S.A.	Lehman Brothers Holdings Inc.	6,118,603
33058	LEHMAN BROTHERS (LUXEMBOURG) EQUITY FINANCE S.A.	Lehman Brothers Holdings Inc.	55,567
33059	LEHMAN BROTHERS (LUXEMBOURG) EQUITY FINANCE S.A.	Lehman Brothers Holdings Inc.	97,020,301
33060	LEHMAN BROTHERS (LUXEMBOURG) EQUITY FINANCE S.A.	Lehman Brothers Holdings Inc.	-
33061	LEHMAN BROTHERS (LUXEMBOURG) EQUITY FINANCE S.A.	Lehman Brothers Holdings Inc.	119,207,203	*
32148	LEHMAN BROTHERS (LUXEMBOURG) EQUITY FINANCE S.A. (EN FAILLITE)	Lehman Brothers Holdings Inc.	-
59138	LEHMAN BROTHERS (LUXEMBOURG) EQUITY FINANCE S.A. (EN FAILLITE)	Lehman Brothers Holdings Inc.	-

* On September 8, 2010, LBEF transferred a portion of claim 33061 to CarVal. LBEF will be allowed to vote on the residual claim amount of $67,025,603.

Schedule B

Allowed LBEF Claims

Claim Number	Claimant	Debtor against which claim was filed	Allowed LBEF Claims (USD)	Plan Classification

33057	LEHMAN BROTHERS (LUXEMBOURG) EQUITY FINANCE S.A.	Lehman Brothers Holdings Inc.	$700,837	8
33059	LEHMAN BROTHERS (LUXEMBOURG) EQUITY FINANCE S.A.	Lehman Brothers Holdings Inc.	14,553,045	4B
33061	LEHMAN BROTHERS (LUXEMBOURG) EQUITY FINANCE S.A.	Lehman Brothers Holdings Inc.	119,207,203	4A

Schedule C

Consent

CONSENT

Dated as of October 25, 2011

THIS CONSENT (this “Consent”) is made and entered into as of the date hereof by and between Lehman Brothers (Luxembourg) Equity Finance S.A. (en faillite) (“LBEF”) and CVI GVF Luxembourg Twelve S.ár.l. (“CarVal”). All capitalized terms used but not otherwise defined herein shall have the meaning given to such terms in the Settlement Agreement by and among Lehman Brothers Holdings Inc. and its affiliated debtors and Lehman Brothers Investment Management Company Ltd. (collectively, “Lehman US”), dated as of October 25, 2011 (the “Settlement Agreement”).

W I T N E S S E T H:

WHEREAS, LBEF has filed a proof of claim, Claim No. 33061, against LBHI in the amount of $119,207,203 (the “Claim”); and

WHEREAS, pursuant to an agreement dated as of September 8, 2010, LBEF assigned to CarVal a portion of the Claim (the “Transferred Claim Portion”) in the amount of $52,181,600 (the “Transferred Claim Amount”); and

WHEREAS, Lehman US and LBEF have agreed, in accordance with the Settlement Agreement, to the allowance and treatment of the Claim pursuant to the terms and conditions of the Settlement Agreement; and

WHEREAS, CarVal, as the owner of the Transferred Claim Portion, has agreed to the allowance and treatment of the Transferred Claim Portion in accordance with the terms and provisions set forth below.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Consent hereby agree as follows:

1.

Consent.  CarVal hereby agrees and consents to Section 2.1(b) of the Settlement Agreement as to the Transferred Claim Portion in accordance with the terms of such section. Subject to section 8.13 of the Plan, and provided that the Settlement Agreement becomes effective in accordance with the terms and conditions set forth in the Settlement Agreement, CarVal will have an allowed, non-priority, senior, non-subordinated general unsecured claim against LBHI in Class 4A under the Plan in an amount equal to the Transferred Claim Amount.

2.

Title.  CarVal warrants and represents that it owns and has good title to the Transferred Claim Portion, free and clear of any and all liens, claims, set-off rights, security interests, participations, or encumbrances created or incurred by or against CarVal as of the date hereof and has not transferred or assigned to any other person the Transferred Claim Portion, in whole or in part.

3.

Termination.  This Consent shall terminate automatically upon termination of the Settlement Agreement pursuant to the terms thereof and shall be of no force and effect.

4.

Notices.    All notices and other communications given or made to CarVal pursuant to this Consent shall be deemed given if in writing and if sent by confirmed electronic mail, facsimile, courier, or by registered or certified mail (return receipt requested) to the following addresses and facsimile numbers:

CarVal Investors UK Limited

Knowle Hill Park, Fairmile Lane

Cobham

Surrey

KT11 2PD

United Kingdom

Attention: Jan Peters

Anke Heydenreich

Telephone: 44 1932 861 258

Email: jan.peters@carval.com

   anke.heydenreich@carval.com

With a copy (which shall not constitute notice) to:

Paul, Hastings, Janofsky & Walker LLP

Park Avenue Tower

75 E, 55th Street, First Floor

New York, New York 10022

Attention: Luc A. Despins

     Bryan R. Kaplan

Telephone: (212) 318-6000

Email: lucdespins@paulhastings.com

            bryankaplan@paulhastings.com

or to such other address as may be furnished by CarVal. Any notice given by delivery, mail or courier shall be effective when received. Any notice given by facsimile or electronic mail shall be effective upon oral or machine confirmation of transmission.

5.

This Consent shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

6.

This Consent may be executed in counterparts, each such counterpart shall be deemed an original and all such counterparts shall together constitute one instrument.

* * * * *

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This Consent shall be effective as of the date first set forth above.

CVI GVF Luxembourg Twelve S.ár.l.

BY CARVAL INVESTORS UK LIMITED

By:

Name:	DAVID SHORT

Title:	OPERATIONS MANAGER

EXHIBIT 5

PART F – AGREEMENT AMONG DEBTORS AND LEHMAN BROTHERS

(LUXEMBOURG) S.A. (IN LIQUIDATION)

SETTLEMENT AGREEMENT

This Settlement Agreement (the “Agreement”), dated as of October 25, 2011 (the “Execution Date”), is entered into by and among the Debtors,1 on the one hand, and Lehman Brothers (Luxembourg) S.A. (in liquidation) (“LBLSA”) acting by and through its Joint Liquidators, Jacques Delvaux and Laurent Fisch (the “Joint Liquidators”), on the other hand. The Debtors and LBLSA shall each be referred to individually as a “Party” and collectively as the “Parties.”

Recitals

WHEREAS, on September 15, 2008 and on various dates thereafter, each of the Debtors commenced a voluntary case under chapter 11 of title 11 of the United States Code (the “US Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “US Bankruptcy Court”), which cases are being jointly administered under Case Number 08-13555 (JMP) (the “Chapter 11 Cases” and each a “Chapter 11 Case”);

WHEREAS, on April 1, 2009, LBLSA, an affiliate of LBHI, was put into compulsory liquidation by an order (the “Luxembourg Liquidation Order”) of the Luxembourg District court (‘Tribunal d’arrondissement de et à Luxembourg, siégeant en matière commerciale’) (the “Luxembourg Bankruptcy Court”), which supervises its case (the “Luxembourg Proceedings”);

WHEREAS, LBLSA has filed or is the owner of the proofs of claim listed on Schedule A attached hereto against LBHI (collectively, the “Proofs of Claim”) and the Debtors have communicated an intent to challenge certain of the Proofs of Claim absent a settlement with LBLSA;

WHEREAS, LBHI has asserted $1,027,525,595 due and owing to it from LBLSA on account of general intercompany funding to LBLSA by LBHI (the “LBHI Claim”);

WHEREAS, LBLSA has asserted guarantee claims against LBHI on account of (i) LBLSA’s claims against LBIE relating to intercompany stock lending and borrowing trades and non-trading intercompany balances and (ii) claims against Lehman Brothers Bankhaus AG relating to a non-trading intercompany balance (the “LBLSA-LBIE Guarantee Claims”), and contends that any amounts due to LBHI on the LBHI Claim should be reduced by setoff of an amount equal to the allowed amount of the LBLSA Guarantee Claims;

WHEREAS, the Debtors and LBLSA have entered into that certain amended tolling and forbearance agreement, dated as of December 21, 2010 (the “Tolling Agreement”);

WHEREAS, the Parties are desirous of resolving all present and future disputes and all other outstanding issues between the Parties and avoiding extensive and expensive litigation by making mutual concessions expressed in this Agreement;

WHEREAS, on September 1, 2011, the Debtors filed the Third Amended Joint Chapter 11 Plan of Lehman Brothers Holdings Inc. and its Affiliated Debtors [ECF No. 19627] (as may be amended from time to time by the Debtors, the “Plan”) and the Debtors’ Disclosure Statement for the

1 As used herein, “Debtors” means Lehman Brothers Holdings Inc. (“LBHI”); Lehman Brothers Special Financing Inc.; Lehman Commercial Paper Inc.; Lehman Brothers Commercial Corporation; Lehman Brothers Financial Products Inc.; Lehman Brothers OTC Derivatives Inc.; Lehman Brothers Derivative Products Inc.; Lehman Brothers Commodity Services Inc.; Lehman Scottish Finance L.P.; CES Aviation LLC; CES Aviation V LLC; CES Aviation IX LLC; East Dover Limited; Luxembourg Residential Properties Loan Finance S.a.r.l; BNC Mortgage LLC; Structured Asset Securities Corporation; LB Rose Ranch LLC; LB 2080 Kalakaua Owners LLC; Merit LLC; LB Somerset LLC; LB Preferred Somerset LLC; LB 745 LLC; PAMI Statler Arms LLC.

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Plan [ECF No. 19629] (as may be amended from time to time by the Debtors, the “Disclosure Statement”); and

WHEREAS, each of the Debtors, either individually or jointly, will file an amendment, modification and/or supplement to the Plan that will incorporate the terms and conditions of this Agreement (the “Amended Plan”);

NOW, THEREFORE, in consideration of the recitals stated above, the agreements, promises and warranties set forth below and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.	Definitions

Except as otherwise specified herein or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Agreement.

“Allowed LBHI Claim” has the meaning ascribed to it in Section 2.1(a).

“Alternative Plan” means a chapter 11 plan or plans, proposed by parties other than the Debtors.

“Amended Plan” has the meaning ascribed to it in the Recitals.

“Chapter 11 Case” has the meaning ascribed to it in the Recitals.

“Disclosure Statement” has the meaning ascribed to it in the Recitals.

“Effective Date” means the date that the Amended Plan becomes effective as provided for therein.

“LBEF Settlement Agreement” means that certain Settlement Agreement by and among the Debtors. Lehman Brothers Investment Management Company Ltd., and Lehman Brothers (Luxembourg) Equity Finance S.A. (en faillite), dated as of October 25, 2011.

“LBHI Claim” has the meaning ascribed to it in the Recitals.

“LBIE” means Lehman Brothers International (Europe).

“LBLSA Guarantee Claims” has the meaning ascribed to it in the Recitals.

“Luxembourg Approval Order” means the approval of this Agreement by a final and non-appealable order of the Luxembourg Bankruptcy Court pursuant to the Luxembourg Liquidation Order.

“Luxembourg Approval Process” has the meaning ascribed to it in Section 4.2.

“Luxembourg Avoidance Actions” means all avoidance actions and causes of action against the Debtors under sections 445 and 446 of the Luxembourg Commercial Code.

“Luxembourg Bankruptcy Court” has the meaning ascribed to it in the Recitals.

“Luxembourg Civil Code” means the Luxembourg Code Civil.

“Luxembourg Commercial Code” means the Luxembourg Code de Commerce.

“Luxembourg Liquidation Order” means the order n° 451/09 dated April 1, 2009 by the Luxembourg Bankruptcy Court in relation to the compulsory liquidation of LBLSA, as this order has been subsequently amended and supplemented.

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“Luxembourg Proceedings” has the meaning ascribed to it in the Recitals.

“Luxembourg Prosecutor” means the representative of the Luxembourg public prosecutor’s office representing the public interest in bankruptcy and liquidation proceedings.

“Party” has the meaning ascribed to it in the Recitals.

“Plan” has the meaning ascribed to it in the Recitals.

“Plan Administrator” has the meaning ascribed to it in the Amended Plan.

“Proofs of Claim” has the meaning ascribed to it in the Recitals.

“Supervisory Judge” means the judge of the Luxembourg Bankruptcy Court that is supervising the liquidation of LBLSA.

“Tolling Agreement” has the meaning ascribed to it in the Recitals.

“Third Party Objection” has the meaning ascribed in Section 4.2(10).

“US Avoidance Actions” all actions under chapter 5 of the US Bankruptcy Code or similar actions under applicable state law.

“US Bankruptcy Code” has the meaning ascribed to it in the Recitals.

“US Bankruptcy Court” has the meaning ascribed to it in the Recitals.

“US Confirmation Order” means an order of the US Bankruptcy Court (i) confirming the Amended Plan pursuant to section 1129 of the US Bankruptcy Code; (ii) approving, pursuant to Rule 9019 of the Federal Rules of Bankruptcy Procedure and applicable provisions of the US Bankruptcy Code, the terms of this Agreement; and (iii) authorizing the Debtors to take all necessary corporate actions to consummate the transactions contemplated by this Agreement.

“Voting Deadline” means the date set by the US Bankruptcy Court by which creditors must vote to accept or reject the Amended Plan.

2.	Settlement of Claims.

2.1.

LBHI’s Claim Against LBLSA.

2.1(a)

LBHI will have an allowed ordinary, non-subordinated general unsecured claim against LBLSA in an amount equal to $1,005,503,468, which amount has been reduced by setoff of the allowed amount of the LBLSA Guarantee Claims (the “Allowed LBHI Claim”). LBLSA shall make distributions to LBHI on the Allowed LBHI Claim in accordance with Luxembourg law.

2.1(b)

Other than the Allowed LBHI Claim, all other claims or receivables asserted or held by the Debtors against LBLSA will be deemed fully and forever expunged, extinguished, disallowed and released. Other than that aggregate portion of the LBLSA Guarantee Claims that has been allowed solely for purposes of setoff against the LBHI as set forth in Section 2.1(a), all other claims or receivables asserted or held by LBLSA against the Debtors will be deemed fully and forever expunged, extinguished, disallowed and released.

2.1(c)

The Allowed LBHI Claim as set forth in this Section 2.1 shall not, except as otherwise specifically provided for herein, be subject to further objections or defenses, whether by way of netting, set off, recoupment, counterclaim or otherwise, or any claim under section 510 of the US

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Bankruptcy Code or otherwise that would have the effect of subordinating such claims to the claims of other general unsecured creditors.

2.2.

Claims Register.    In order to reflect the entry into this Agreement, upon the Effective Date, the Parties hereto acknowledge and agree that (i) the Proofs of Claim and the LBHI Claim shall be deemed amended to the extent necessary to reflect the terms of the settlement reached in this Agreement and/or to reflect the reconciliation of such claims that has been ongoing amongst the Parties, and (ii) LBHI shall be authorized to instruct Epiq Bankruptcy Solutions, LLC, to amend the claims register in the Chapter 11 Cases to disallow the Proofs of Claim on Schedule A of this Agreement.

3.	Amended Plan and Related Support.

3.1.

The Debtors’ Obligations.

3.1(a)

Within a reasonable period of time following the Execution Date, the Debtors will (i) file the Amended Plan and (ii) prosecute the Amended Plan and seek entry of the US Confirmation Order.

3.1(b)

Upon reasonable request, the Debtors shall reasonably respond to, and, to the extent practicable, cooperate with, the Joint Liquidators in connection with obtaining court approval of this Agreement; provided, however, that the failure of the Debtors to comply with this obligation shall not constitute a breach of this Agreement or give rise to any damages or rights of termination of this Agreement by LBLSA, and LBLSA’s sole and exclusive remedy shall be that LBLSA may file a motion with the US Bankruptcy Court on at least 15 days’ notice to the Debtors seeking a determination as to whether the Debtors are not complying with this provision and requesting the Debtors’ compliance therewith.

3.2.

LBLSA’s Obligations.    LBLSA agrees to perform and comply with the following obligations as to the Amended Plan, which obligations shall become effective upon the Execution Date:

3.2(a)

Within a reasonable period of time following the Execution Date, LBLSA shall seek approval from the Luxembourg Bankruptcy Court for the performance of the obligations of LBLSA under this Agreement and the transactions contemplated herein.

3.2(b)

If the US Bankruptcy Court allows the Debtors to solicit acceptances of the Amended Plan before acceptances are solicited for any Alternative Plan or Alternative Plans, and provided that LBLSA has been solicited pursuant to section 1125 of the US Bankruptcy Code, LBLSA shall (i) timely vote to accept the Amended Plan in the amounts set forth on Schedule A with respect to each Proof of Claim, and not thereafter withdraw or change such vote, and (ii) support approval and confirmation of the Amended Plan.

3.2(c)

LBLSA shall not oppose or object to the Amended Plan or the solicitation of the Amended Plan, or join in or support any objection to the Amended Plan or the solicitation of the Amended Plan.

3.2(d)

Subject to Section 3.2(e) below, LBLSA shall not (i) participate in the formulation of, file, or prosecute any Alternative Plan, or (ii) join in or support any Alternative Plan, including, without limitation, express support in writing of, or enter into any form of plan support agreement with respect to any Alternative Plan, or (iii) take any action to alter, delay or impede the confirmation and consummation of the Amended Plan; provided that, a vote on an Alternative Plan or Plans shall not constitute an action to delay or impede the confirmation or consummation of the Amended Plan.

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3.2(e)

If the US Bankruptcy Court allows other parties to solicit acceptances of any Alternative Plan or Alternative Plans at the same time as the Amended Plan, LBLSA may vote to accept any Alternative Plan or Alternative Plans only if such Alternative Plan or Alternative Plans provide LBLSA with an equal or greater economic recovery than the Amended Plan, and provided, however, that LBLSA shall also (i) timely vote to accept the Amended Plan, and not thereafter withdraw or change such vote, (ii) support approval and confirmation of the Amended Plan, (iii) comply with the provisions of Sections 3.2(c) and 3.2(d) above, and (iv) indicate a preference for the Amended Plan on its voting ballot. Notwithstanding anything contained in this Section, LBLSA shall not indicate a preference on its voting ballots for any Alternative Plan.

3.2(f)

If a Third Party Objection is asserted to the Allowed LBHI Claim, the Joint Liquidators shall inform LBHI of such objection and take reasonable actions consistent with Luxembourg law to support the allowance of the Allowed LBHI Claim, including, without limitation, by supporting LBHI in its defense to any Third Party Objection.

3.3.

Solicitation Required in Connection with Amended Plan.    Notwithstanding anything contained in this Section 3 or elsewhere in this Agreement, this Agreement is not, and shall not be deemed to be, a solicitation of a vote for the acceptance of the Amended Plan pursuant to section 1125 of the US Bankruptcy Code, or rejection of any Alternative Plan. Acceptance of the Amended Plan will not be solicited until the US Bankruptcy Court has approved the Amended Disclosure Statement and related ballots, and such Amended Disclosure Statement and ballots have been transmitted to parties entitled to receive the same in accordance with an order of the US Bankruptcy Court.

4.

LBLSA’s Representations and Warranties.    In order to induce the Debtors to enter into and perform their obligations under this Agreement, LBLSA hereby represents, warrants and acknowledges as follows:

4.1.

Authority.    Subject to the Luxembourg Approval Order, (i) LBLSA has the power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions contemplated herein; and (ii) the execution, delivery and performance by LBLSA of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of LBLSA and no other proceedings on the part of LBLSA are necessary to authorize and approve this Agreement or any of the transactions contemplated herein.

4.2.

In connection with the representations and warranties set forth in Section 4.1, the Joint Liquidators have informed the Debtors that

(1)

the Agreement is likely to be considered as a settlement (French: “transaction”) following sections 2044 to 2058 of the Luxembourg Civil Code and following the Luxembourg Liquidation Order;

(2)

a settlement requires (a) a report to the Luxembourg Bankruptcy Court by the Supervisory Judge and (b) the approval of the settlement by the Luxembourg Bankruptcy Court;

(3)

an informal preliminary approval from the Supervisory Judge of LBLSA has been orally obtained by the Joint Liquidators on October 25, 2011;

(4)

the Supervisory Judge has requested the Joint Liquidators to consult with the creditors of LBLSA prior to the launch of legal proceedings referred to below;

(5)

the approval by the Luxembourg Bankruptcy Court within the meaning of the Luxembourg Liquidation Order, requires the launch of legal proceedings by the Joint Liquidators against LBLSA, and the Joint Liquidators want the Debtors, as interested parties, to intervene in these proceedings, and will thus serve those legal proceedings also on them;

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(6)

in the course of these approval proceedings, the past directors of LBLSA and the Luxembourg Prosecutor may oppose the Agreement in whole;

(7)

the support of the Agreement (or the lack thereof) by some or all creditors of LBLSA is likely to have an impact on the approval of the Luxembourg District Court;

(8)

if the Luxembourg Bankruptcy Court refuses to approve the Agreement, the latter will be of no effect as a matter of Luxembourg law; and

(9)

the approval of the Agreement by the Luxembourg Bankruptcy Court will become final and non-appealable within 15 days following service of the Luxembourg Approval Order, although as a matter of Luxembourg law (article 465 of the Luxembourg Commercial Code), the Luxembourg Approval Order shall be enforceable on a provisional basis until the Luxembourg Approval Order becomes final and non-appealable (together, the “Luxembourg Approval Process”).

(10)

Pursuant to the Luxembourg Liquidation Order, the Joint Liquidators will, after the Luxembourg Approval Order, file the Allowed LBHI Claim on one of its lists of admitted creditors’ claims during the first 10 days of the month of February, June or October, and, unless another creditor opposes the admittance of the Allowed LBHI Claim within the same 10 days (contredit) (a “Third-Party Objection”), the admittance shall be final.

4.3.

Validity.    Subject to the Luxembourg Approval Order approving the performance of the obligations of LBLSA under this Agreement and the transactions contemplated herein, this Agreement has been duly executed and delivered by LBLSA and constitutes the legal, valid and binding agreement of LBLSA, enforceable against LBLSA in accordance with its terms.

4.4.

Authorization of Governmental Authorities and Creditors.    No action by (including any authorization, consent or approval), in respect of, or filing with, any governmental authority is required for, or in connection with, the valid and lawful authorization, execution, delivery and performance by LBLSA pursuant to this Agreement other than as set forth in Section 3.2(a) and Section 4.2 above.

4.5.

No Reliance.    LBLSA (i) is a sophisticated party with respect to the subject matter of this Agreement, (ii) has been represented and advised by legal counsel in connection with this Agreement, (iii) has adequate information concerning the matters that are the subject of this Agreement, and (iv) has independently and without reliance upon any of the Debtors or any of their affiliates or any officer, employee, agent or representative thereof, and based on such information as LBLSA has deemed appropriate, made its own analysis and decision to enter into this Agreement, except that LBLSA has relied upon each Debtor’s express representations, warranties and covenants in this Agreement, LBLSA acknowledges that it has entered into this Agreement voluntarily and of its own choice and not under coercion or duress.

4.6.

Title; No Prior Transfer of Claims.

4.6(a)

LBLSA owns and has good title to the Proofs of Claim, free and clear of any and all liens, claims (other than on account of claims against the assets of LBLSA), set-off rights, security interests, participations, or encumbrances created or incurred by or against LBLSA as of the Execution Date and has not transferred or assigned to any other person any of the claims that are the subject of this Agreement, in whole or in part.

4.6(b)

LBLSA entity may not convey, transfer, assign, or participate any of the claims that are the subject of this Agreement, or any rights or interests arising thereunder or related thereto, in whole or in part, prior to the Effective Date.

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5.

The Debtors’ Representations and Warranties.    In order to induce LBLSA to enter into and perform its obligations under this Agreement, each Debtor hereby represents, warrants and acknowledges as follows:

5.1.

Authority.    Subject to US Bankruptcy Court approval to the extent necessary, (i) each signatory Debtor has the power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions contemplated herein and (ii) the execution, delivery and performance by such Debtor of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of such Debtor and no other proceedings on the part of such Debtor are necessary to authorize and approve this Agreement or any of the transactions contemplated herein.

5.2.

Validity.

5.2(a)

Subject to US Bankruptcy Court approval to the extent necessary, this Agreement has been duly executed and delivered by each Debtor and constitutes the legal, valid and binding agreement of each Debtor, enforceable against each Debtor in accordance with its terms.

5.3.

Authorization of Governmental Authorities.    No action by (including any authorization, consent or approval), in respect of, or filing with, any governmental authority is required for, or in connection with, the valid and lawful authorization, execution, delivery and performance by each Debtor of this Agreement, other than entry of the US Confirmation Order.

5.4.

No Reliance.    Each Debtor (i) is a sophisticated party with respect to the matters that are the subject of this Agreement, (ii) has had the opportunity to be represented and advised by legal counsel in connection with this Agreement, (iii) has adequate information concerning the matters that are the subject of this Agreement, and (iv) has independently and without reliance upon LBLSA, and based on such information as such Debtor has deemed appropriate, made its own analysis and decision to enter into this Agreement, except that such Debtor has relied upon LBLSA’s express representations, warranties and covenants in this Agreement, which it enters, or as to which it acknowledges and agrees, voluntarily and of its own choice and not under coercion or duress.

5.5.

Title; No Prior Transfer of Claim.

5.5(a)

LBHI owns and has good title to the LBHI Claim, free and clear of any and all liens, claims (other than on account of claims against the assets of LBHI), set-off rights, security interests, participations, or encumbrances created or incurred by or against LBHI as of the Execution Date and has not transferred or assigned to any other person any of the claims or receivables that are the subject of this Agreement, in whole or in part.

5.5(b)

LBHI may not convey, transfer, assign, or participate any of the claims that are the subject of this Agreement, or any rights or interests arising thereunder or related thereto, in whole or in part, prior to the Effective Date.

6.

Surviving Contract.    The contract listed in Schedule B shall survive the execution, consummation or termination of this Agreement. All other contracts between the Debtors and LBLSA shall be rejected. Any claims that arise from the rejection of contracts between the Debtors and LBLSA are deemed to be satisfied in full by the claims allowed pursuant to Section 2 hereof.

7.

Withholding Rights and Allocation of Payments.    Each Party shall be entitled to deduct and withhold from the amounts otherwise payable to any other Party pursuant to this Agreement such amounts as it is required to deduct and withhold with respect to the making of such payment under any requirement of any applicable tax law. Any amounts so withheld shall be treated for all purposes of this Agreement as having been paid to such Party in respect of the allowed claim for which such deduction

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and withholding is made. The Parties agree that any payments made by LBLSA on account of the claims that are the subject of this Agreement shall be allocated for all purposes first to the principal portion of such claims, and, only after the principal portion of such respective claims is satisfied in full, to any portion of such claims comprising interest (but solely to the extent that interest is an allowable portion of such claims).

8.	Releases.

8.1.

The Debtors’ Releases.  Upon the occurrence of the Effective Date, and except as to (i) the allowed claims set forth in Section 2 hereof, (ii) the Debtors’ distribution entitlements in the Luxembourg Proceedings, (iii), the agreements, promises, settlements, representations and warranties set forth in this Agreement, (iv) the performance of the obligations set forth herein, and (v) the claims, if any, arising under the surviving contract set forth on Schedule B, and subject to the effectiveness of this Agreement in accordance with Section 9 below, and in consideration of the foregoing and LBLSA’s execution of this Agreement, each Debtor on behalf of itself, its estate, its successors and assigns, will fully and forever release, discharge and acquit LBLSA, and the Joint Liquidators, and their respective successors, assigns, officers, directors, employees, agents, representatives, consultants, financial advisors, accountants and attorneys, from all manners of action, causes of action, judgments, executions, debts, demands, rights, damages, costs, expenses, and claims of every kind, nature, and character whatsoever, whether at law or in equity, whether based on contract (including, without limitation, quasi-contract or estoppel), statute, regulation, tort (excluding intentional torts, fraud, recklessness, gross negligence or willful misconduct) or otherwise, accrued or unaccrued, known or unknown, matured or unmatured, liquidated or unliquidated, certain or contingent, including all US Avoidance Actions.

8.2.

LBLSA’s Releases.  Upon the occurrence of the Effective Date, and except as to (i) the agreements, promises, settlements, representations and warranties set forth in this Agreement, (ii) the performance of the obligations set forth herein, and (iii) the claims, if any, arising under the surviving contract set forth on Schedule B, and subject to the effectiveness of this Agreement in accordance with Section 9 below, and in consideration of the foregoing and each Debtor’s execution of this Agreement, LBLSA, and its successors and assigns, will fully and forever release, discharge and acquit each Debtor, and Alvarez & Marsal North America LLC, and their respective successors, assigns, officers, directors, employees, agents, representatives, consultants, financial advisors, accountants and attorneys, from all manners of action, causes of action, judgments, executions, debts, demands, rights, damages, costs, expenses, and claims of every kind, nature, and character whatsoever, whether at law or in equity, whether based on contract (including, without limitation, quasi-contract or estoppel), statute, regulation, tort (excluding intentional torts, fraud, recklessness, gross negligence or willful misconduct) or otherwise, accrued or unaccrued, known or unknown, matured or unmatured, liquidated or unliquidated, certain or contingent, including, without limitation, (i) any administrative expense claims arising under section 503 of the US Bankruptcy Code, and (ii) all Luxembourg Avoidance Actions.

9.	Effectiveness of Agreement.

9.1.

Sections 3, 4.6, 5.5 and 9 through 23 of this Agreement shall be effective upon the Execution Date.

9.2.

All other provisions of this Agreement shall be effective upon the first date that all of the following have occurred: (a) approval of this Agreement by the US Bankruptcy Court, (b) the occurrence of the Effective Date, (c) approval of this Agreement by the Luxembourg Bankruptcy Court by the Luxembourg Approval Order, and (d) approval of the LBEF Settlement Agreement by (i) the US Bankruptcy Court and (ii) the Luxembourg Bankruptcy Court. On the date that all of the foregoing conditions have been satisfied, the Tolling Agreement shall be deemed terminated without further action of the Parties.

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10.	Termination.

10.1.

Automatic Termination.    This Agreement shall automatically terminate on any date on which (a) the Debtors file a chapter 11 plan that provides for the substantive consolidation of one or more Debtors and LBLSA; (b) the US Bankruptcy Court denies the motion seeking the US Confirmation Order with prejudice; (c) the Luxembourg Bankruptcy Court denies approval of, and does not authorize LBLSA to perform its obligations under, this Agreement, or (d) the LBEF Settlement Agreement is terminated in accordance with its terms.

10.2.

The Debtors’ Right to Terminate.    Each Debtor shall have the right, at its election, to terminate this Agreement by written notice to LBLSA if (a) there is a breach, in any material respect, of the representations, warranties and/or covenants of LBLSA hereunder, taken as a whole, and LBLSA shall fail to cure such breach within ten (10) days following written notice of such breach from the Debtors, (b) LBLSA allows and provides for materially different treatment of claims held by other creditors of LBLSA that are legally similar to the Allowed LBHI Claim that results in such other creditors having a recovery entitlement in respect of said claims that is materially higher than the recovery entitlement in respect of the Allowed LBHI Claim, (c) the Luxembourg Approval Order does not become final and non-appealable by the Effective Date or (d) a Third Party Objection to the Allowed LBHI Claim is filed and granted by the Luxembourg Bankruptcy Court, provided that the filing of a Third Party Objection shall not give rise to an action for breach or damages against the Joint Liquidators or LBLSA.

10.3.

LBLSA’s Right to Terminate.    LBLSA shall have the right, at its election, to terminate this Agreement by written notice to the Debtors if (a) there is a breach, in any material respect, of the representations, warranties and/or covenants of the Debtors hereunder, taken as a whole, and the Debtors shall fail to cure such breach within ten (10) days following written notice of such breach from LBLSA.

10.4.

Effect of Termination.    In the event that this Agreement is terminated, then neither this Agreement, nor any motion or other pleading filed in the US Bankruptcy Court or the Luxembourg Bankruptcy Court with respect to the approval of this Agreement or confirmation of the Amended Plan, shall have any res judicata or collateral estoppel effect or be of any force or effect, each of the Parties’ respective interests, rights, remedies and defenses shall be restored without prejudice as if this Agreement had never been executed and the Parties hereto shall be automatically relieved of any further obligations hereunder. Except as expressly provided herein, this Agreement and all communications and negotiations among the Parties with respect hereto or any of the transactions contemplated hereunder are without waiver of or prejudice to the Parties rights and remedies and the Parties hereby reserve all claims, defenses and positions that they may have with respect to each other.

11.	Venue and Choice of Law.

11.1.

Venue.    To the maximum extent permissible by law, the Parties expressly consent and submit to the exclusive jurisdiction of the US Bankruptcy Court over any actions or proceedings relating to the enforcement or interpretation of this Agreement and any Party bringing such action or proceeding shall bring such action or proceeding in the US Bankruptcy Court; provided, however, that any actions or proceedings arising out of disputes in the amount or validity of the LBHI Claim shall be within the exclusive jurisdiction of the Luxembourg Bankruptcy Court. Each of the Parties agrees that a final judgment in any such action or proceeding, including all appeals, shall be conclusive and may be enforced in other jurisdictions (including any foreign jurisdictions) by suit on the judgment or in any other manner provided by applicable law. If the US Bankruptcy Court refuses or abstains from exercising jurisdiction over the enforcement of this Agreement and/or any actions or proceedings arising hereunder or thereunder, then the Parties agree that venue shall be in any other state or federal court located within the County of New York in the State of New York having proper jurisdiction. Each Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, (i) any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding

9

arising out of or relating to this Agreement with the US Bankruptcy Court or with any other state or federal court located within the County of New York in the State of New York, and (ii) the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Each Party irrevocably consents to service of process in the manner provided for notices in Section 12 below. Nothing in this Agreement will affect the right, or requirement, of any Party to this Agreement to serve process in any other manner permitted or required by applicable law.

11.2.

Choice of Law.    This Agreement and all claims and disputes arising out of or in connection with this Agreement, shall be governed by and construed in accordance with the laws of the State of New York and the US Bankruptcy Code, without regard to choice of law principles to the extent such principles would apply a law other than that of the State of New York or the US Bankruptcy Code; provided, however, that any claims and disputes arising out of the LBHI Claim shall be governed by and construed in accordance with Luxembourg law except as otherwise provided in the underlying agreements or applicable law. Without prejudice to the foregoing, for the purposes of the approval of the Agreement by the Luxembourg Bankruptcy Court, it is agreed that the Agreement is also intended to constitute a settlement (‘transaction’) pursuant to article 2044 et. seq. of the Luxembourg Civil Code.

12.

Notices.    All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next Business Day, (c) three days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one Business Day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent:

To the Debtors at:

1271 Avenue of the Americas, 39th Floor

New York, New York 10020

U.S.A.

Attn: John Suckow and Daniel J. Ehrmann

Facsimile: (646) 834-0874

Kleyr Grasso Associés

122, rue A. Fischer

B.P. 559

L-2015 Luxembourg-City

Attn: Me Marc Kleyr

Facsimile: +352 227 332

With a copy (which shall not constitute notice) to:

Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, New York 10153

U.S.A.

Attn: Lori R. Fife, Esq. and Sunny Singh, Esq.

Facsimile: (212) 310-8007

To LBLSA at:

2, rue de la Chapelle

B.P. 320

L- 2013 Luxembourg

10

Attn: Maître Jacques Delvaux and Maître Laurent Fisch

Facsimile: +352 24 19 77 (with a copy to + 352 297 299)

MOLITOR, Avocats à la Cour

8, rue Ste Zithe

B.P. 690

L-2016 Luxembourg-City

Attn: Me Paulo Da Silva

Facsimile: +352 227 299

With a copy (which shall not constitute notice) to:

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036-6797

U.S.A.

Attn: Shmuel Vasser, Esq.

Facsimile : (212) 698-3599

or to such other address as may have been furnished by a Party to each of the other Parties by notice given in accordance with the requirements set forth above.

13.

Service of Process / Election of Domicile.    For the purpose of the Luxembourg Approval Process, each Debtor elects domicile with Mr. Marc Kleyr, Avocat à la Cour, residing in Luxembourg-City, 122, rue A. Fischer or any other lawyer admitted to the Bar of Luxembourg-City. For the same purpose, the Joint Liquidators elect domicile with Mr. Paulo Da Silva, Avocat à la Cour, residing in Luxembourg-City, 8, rue Ste Zithe or with any other lawyer admitted to the Bar of Luxembourg-City.

14.

Expenses.    The fees and expenses incurred by each Party (including the fees of any attorneys, accountants, investment bankers, financial advisors or any other professionals engaged by such Party) in connection with this Agreement and the transactions contemplated hereby, whether or not the transactions contemplated hereby are consummated, will be paid by such Party.

15.

No Admission of Liability.    Each Party acknowledges that this Agreement effects a settlement of potential claims and counterclaims that are denied and contested, and that nothing contained herein shall be construed as an admission of liability or wrongdoing.

16.

Entire Agreement.    This Agreement constitutes the entire and only agreement of the Parties concerning the subject matter hereof. This Agreement supersedes and replaces any and all prior or contemporaneous verbal or written agreements between the Parties concerning the subject matter hereof, and to the extent of any conflicts between the Amended Plan and the terms of this Agreement, the terms of this Agreement shall control. The Parties acknowledge that this Agreement is not being executed in reliance on any verbal or written agreement, promise or representation not contained herein.

17.

No Oral Modifications.    This Agreement may not be modified or amended orally. This Agreement only may be modified or amended by a writing signed by a duly authorized representative of each Party hereto. Any waiver of compliance with any term or provision of this Agreement on the part of the Debtors must be provided in a writing signed by LBLSA. Any waiver of compliance with any term or provision of this Agreement on the part of LBLSA must be provided in a writing signed by each Debtor. No waiver of any breach of any term or provision of this Agreement shall be construed as a waiver of any subsequent breach.

11

18.

Construction.    This Agreement constitutes a fully negotiated agreement among commercially sophisticated parties and therefore shall not be construed or interpreted for or against any Party, and any rule or maxim of construction to such effect shall not apply to this Agreement.

19.

Binding Effect; Successor and Assigns.    This Agreement shall inure to the benefit of and be binding upon the Parties and their respective successors and permitted assigns; provided, however, that no Party may assign its rights or obligations under this Agreement without the written consent of the other Party, and any assignment not in accordance with the terms hereof shall be null and void ab initio.

20.

Counterparts.    This Agreement may be executed in counterparts, each of which constitutes an original, and all of which, collectively, constitute only one agreement. The signatures of all of the Parties need not appear on the same counterpart.

21.

Headings; Schedules.    The headings utilized in this Agreement are designed for the sole purpose of facilitating ready reference to the subject matter of this Agreement. Said headings shall be disregarded when resolving any dispute concerning the meaning or interpretation of any language contained in this Agreement. References to sections, unless otherwise indicated, are references to sections of this Agreement. All Schedules to this Agreement are hereby made a part hereof and incorporated herein by reference for all purposes. Reference to any Schedule herein shall be to the Schedules attached hereto.

22.

Severability and Construction.    If any term of other provision of this Agreement is invalid, illegal or incapable of being enforced, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic and legal substance of the transactions contemplated hereby is no affected in any manner materially adverse to the Parties. Upon any determination that any term or other provision is invalid, illegal, or incapable of being enforced, each Party hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of this Agreement as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

23.

Waiver of Jury Trial.    EACH OF THE PARTIES HERETO HEREBY AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS AGREEMENT OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH OR IN RESPECT OF ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTION OF ANY PARTY OR ARISING OUT OF ANY EXERCISE BY ANY PARTY OF ITS RESPECTIVE RIGHTS UNDER THIS AGREEMENT OR IN ANY WAY RELATING TO THE TRANSACTIONS CONTEMPLATED HEREBY (INCLUDING, WITHOUT LIMITATION, WITH RESPECT TO ANY ACTION TO RESCIND OR CANCEL THIS AGREEMENT AND WITH RESPECT TO ANY CLAIM OR DEFENSE ASSERTING THAT THIS AGREEMENT WAS FRAUDULENTLY INDUCED OR IS OTHERWISE VOID OR VOIDABLE). THIS WAIVER OF RIGHT TO TRIAL BY JURY IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. EACH OF THE PARTIES HERETO IS HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION 23 IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER. THIS WAIVER OF JURY TRIAL IS A MATERIAL INDUCEMENT FOR THE PARTIES HERETO TO ENTER INTO THIS AGREEMENT.

12

IN WITNESS WHEREOF, each Party by his or its duly authorized representative has executed this Agreement as of the date first written above:

LEHMAN BROTHERS HOLDINGS INC.,

LEHMAN COMMERCIAL PAPER INC.,

LEHMAN BROTHERS COMMODITY SERVICES INC., LEHMAN BROTHERS SPECIAL FINANCING INC., LEHMAN BROTHERS OTC DERIVATIVES INC., LEHMAN BROTHERS COMMERCIAL CORPORATION, LB 745 LLC, PAMI STATLER ARMS LLC, CES AVIATION LLC, CES AVIATION V LLC, CES AVIATION IX LLC, LEHMAN SCOTTISH FINANCE L.P., BNC MORTGAGE LLC, LB ROSE RANCH LLC, STRUCTURED ASSET SECURITIES CORPORATION, LB 2080 KALAKAUA OWNERS LLC, MERIT LLC, LB PREFERRED SOMERSET LLC, LB SOMERSET LLC, as Debtors and Debtors in Possession

By:
Name:	John Suckow
Title:	Authorized Signatory

LEHMAN BROTHERS DERIVATIVES PRODUCTS INC., LEHMAN BROTHERS FINANCIAL PRODUCTS INC., EAST DOVER LIMITED, LUXEMBOURG RESIDENTIAL PROPERTIES LOAN FINANCE S.A.R.L., as Debtors and Debtors in Possession

By:
Name:	Daniel Ehrmann
Title:	Authorized Signatory

LEHMAN BROTHERS (LUXEMBOURG) S.A. (IN JUDICIAL LIQUIDATION), a company incorporated in Luxembourg (registered number RCS (Luxembourg) B 39564) whose registered office is at 2, rue de la Chapelle, L-2013 Luxembourg-City

Jointly by:
Name:	Jacques Delvaux
Title:	Liquidator

and by:
Name:	Laurent Fisch
Title:	Liquidator

13

IN WITNESS WHEREOF, each Party by his or its duly authorized representative has executed this Agreement as of the date first written above:

LEHMAN BROTHERS HOLDINGS INC.,

LEHMAN COMMERCIAL PAPER INC.,

LEHMAN BROTHERS COMMODITY SERVICES INC., LEHMAN BROTHERS SPECIAL FINANCING INC., LEHMAN BROTHERS OTC DERIVATIVES INC., LEHMAN BROTHERS COMMERCIAL CORPORATION, LB 745 LLC, PAMI STATLER ARMS LLC, CES AVIATION LLC, CES AVIATION V LLC, CES AVIATION IX LLC, LEHMAN SCOTTISH FINANCE L.P., BNC MORTGAGE LLC, LB ROSE RANCH LLC, STRUCTURED ASSET SECURITIES CORPORATION, LB 2080 KALAKAUA OWNERS LLC, MERIT LLC, LB PREFERRED SOMERSET LLC, LB SOMERSET LLC, as Debtors and Debtors in Possession

By:

Name:	John Suckow
Title:	Authorized Signatory

LEHMAN BROTHERS DERIVATIVES PRODUCTS INC., LEHMAN BROTHERS FINANCIAL PRODUCTS INC., EAST DOVER LIMITED, LUXEMBOURG RESIDENTIAL PROPERTIES LOAN FINANCE S.A.R.L., as Debtors and Debtors in Possession

By:

Name:	Daniel Ehrmann
Title:	Authorized Signatory

LEHMAN BROTHERS (LUXEMBOURG) S.A. (IN JUDICIAL LIQUIDATION), a company incorporated in Luxembourg (registered number RCS (Luxembourg) B 39564) whose registered office is at 2, rue de la Chapelle, L-2013 Luxembourg-City

Jointly by:
Name:	Jacques Delvaux
Title:	Liquidator

and by:
Name:	Laurent Fisch
Title:	Liquidator

13

Schedule A

Proofs of Claim

Claim Number	Claimant	Debtor against which claim was filed	Amount (USD)

32146	LEHMAN BROTHERS (LUXEMBOURG) S.A. (IN JUDICIAL LIQUIDATION)	Lehman Brothers Holdings Inc.	$331,132
32147	LEHMAN BROTHERS (LUXEMBOURG) S.A. (IN JUDICIAL LIQUIDATION)	Lehman Brothers Holdings Inc.	307,425,455
33055	LEHMAN BROTHERS (LUXEMBOURG) EQUITY FINANCE S.A. *	Lehman No Case Asserted/All Case Asserted	-
33181	LEHMAN BROTHERS LUXEMBOURG S.A.	Lehman No Case Asserted/All Case Asserted	109,779,504

* Claimant was incorrectly labeled on proof of claim. The actual claimant is Lehman Brothers (Luxembourg) S.A.

Schedule B

1.	Confidentiality and Information Sharing Agreement, dated February 16, 2011, between Lehman Brothers Holdings Inc. and Lehman Brothers (Luxembourg) S.A. in judicial liquidation

EXHIBIT 6

COPIES OF SETTLEMENT AGREEMENTS AMONG DEBTORS AND

ANY CREDITORS PURSUANT TO SECTION 6.5(j) OF THE PLAN

EXHIBIT 6

PART A – AGREEMENT AMONG DEBTORS AND BUNDESVERBAND

DEUTSCHER BANKEN E.V.

EXECUTION VERSION

THIS AGREEMENT IS NOT A SOLICITATION OF ACCEPTANCES OF A CHAPTER 11 PLAN. SUCH SOLICITATION ONLY WILL BE MADE IN COMPLIANCE WITH ALL APPLICABLE PROVISIONS OF THE BANKRUPTCY CODE. ACCEPTANCES OR REJECTIONS OF A CHAPTER 11 PLAN WILL NOT BE SOLICITED UNTIL A DISCLOSURE STATEMENT HAS BEEN APPROVED BY THE BANKRUPTCY COURT.

SETTLEMENT AGREEMENT

This Settlement Agreement (the “Agreement”) is made and entered into as of September 30, 2011 (the “Execution Date”), by and among the Debtors1 and the Bundesverband deutscher Banken e.V. (“BdB”). The Debtors and BdB shall each be referred to individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, on September 15, 2008 and on various dates thereafter, each of the Debtors commenced a voluntary case under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”), which cases are being jointly administered under Case Number 08-13555 (JMP) (the “Chapter 11 Cases” and each a “Chapter 11 Case”);

WHEREAS, on November 12, 2008, the German banking regulator filed insolvency proceedings against Lehman Brothers Bankhaus Aktiengesellschaft (“Bankhaus”), and on November 13, 2008, the local court (Amtsgericht) of Frankfurt am Main opened insolvency proceedings and appointed Dr. Michael C. Frege as Insolvency Administrator (Insolvenzverwalter) of Bankhaus (the “Bankhaus Insolvency Proceeding”);

WHEREAS, BdB has filed certain proofs of claim against LBHI, Claim Nos. 17537 and 66381 (amending Claim No. 17538) (the “Proofs of Claim”), asserting amounts due from LBHI to BdB, pursuant to (i) that certain guarantee dated November 21, 2002 between LBHI and Bankhaus (the “Guarantee”), and (ii) that certain indemnity dated October 26, 1993, by LBHI for the benefit of BdB (the “Indemnity”);

WHEREAS, the Parties are desirous of resolving all disputes and all other outstanding issues between the Parties regarding, inter alia, the enforceability of the Guarantee and the Indemnity, and the methodology of calculating the amount of LBHI’s liability, if any, to BdB thereunder, and avoiding extensive and expensive litigation;

WHEREAS, on September 1, 2011, the Debtors filed the Third Amended Joint Chapter 11 Plan of Lehman Brothers Holdings Inc. and its Affiliated Debtors, ECF No. 19627 (said plan, as it may be amended or modified, the “Plan”) and, by order dated September 1, 2011, ECF No. 19631, the Bankruptcy Court approved the Disclosure Statement relating thereto, filed September 1, 2011, ECF No. 19629 (the “Disclosure Statement”); and

1         As used herein, “Debtors” means Lehman Brothers Holdings Inc. (“LBHI”); Lehman Brothers Special Financing Inc.; Lehman Commercial Paper Inc.; Lehman Brothers Commercial Corporation; Lehman Brothers Financial Products Inc.; Lehman Brothers OTC Derivatives Inc.; Lehman Brothers Derivative Products Inc.; Lehman Brothers Commodity Services Inc.; Lehman Scottish Finance L.P.; CES Aviation LLC; CES Aviation V LLC; CES Aviation IX LLC; East Dover Limited; Luxembourg Residential Properties Loan Finance S.a.r.l; BNC Mortgage LLC; Structured Asset Securities Corporation; LB Rose Ranch LLC; LB 2080 Kalakaua Owners LLC; Merit LLC; LB Somerset LLC; LB Preferred Somerset LLC; LB 745 LLC; PAMI Statler Arms LLC.

EXECUTION VERSION

NOW, THEREFORE, in consideration of the recitals stated above, the agreements, promises and warranties set forth below and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.	Definitions

Except as otherwise specified herein or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Agreement.

“Allowed BdB Claim” has the meaning ascribed to it in section 2.1.

“Bankhaus Claims” means, as of any date, the aggregate amount of claims filed by BdB in the Bankhaus Insolvency Proceeding as of such date (based on compensation payments made to depositors of Bankhaus on the legal basis that BdB is successor of these depositors, as well as on BdB’s own rights under By-laws, as defined below in section 5.5), together with the aggregate amount of BdB Costs as of such date, and Fixed Contingent Payment Claims, but, except as provided below with respect to the component thereof consisting of Fixed Contingent Payment Claims of the kind described in item (ii) of the definition of Fixed Contingent Payment Claims, in no event shall the Bankhaus Claims be more than the amount of such claims as accepted or approved (festgestellt) in the Bankhaus Insolvency Proceeding.

“Bankhaus Distributions” means distributions made pursuant to the Bankhaus Insolvency Proceeding on account of the Bankhaus Claims, net of any such amounts distributed that BdB is required, pursuant to applicable German law, to repay to Bankhaus.

“Bankruptcy Code” has the meaning ascribed to it in the Recitals.

“Bankruptcy Court” has the meaning ascribed to it in the Recitals.

“BdB Costs” means BdB’s actual costs and expenses incurred from time to time in connection with its compensation of Bankhaus depositors including, without limitation, refinancing expenses (including costs, commissions and interest) and professional fees.

“Business Day” means any day other than a Saturday, a Sunday, and any other day on which commercial banks in New York, New York or Berlin, Germany are required or authorized to close by law or executive order.

“Chapter 11 Case” has the meaning ascribed to it in the Recitals.

“Confirmation Date” means the date of the entry of the Confirmation Order by the Bankruptcy Court.

“Confirmation Order” means an order of the Bankruptcy Court (i) confirming the Plan pursuant to section 1129 of the Bankruptcy Code; (ii) approving, pursuant to Rule 9019 of the Federal Rules of Bankruptcy Procedure and applicable provisions of the Bankruptcy Code, the terms of this Agreement; and (iii) authorizing the Debtors to take all necessary corporate actions to consummate the transactions contemplated by this Agreement.

“Contingent Payment Claims” means claims by purported depositors of Bankhaus, such as Bankhaus affiliates, against BdB that may result in a payment by BdB to such depositor.

“Fixed Contingent Payment Claims” means either Contingent Payment Claims (i) that are accepted (festgestellt) in the Bankhaus Insolvency Proceeding or (ii) for which there is an enforceable judgment of the applicable German court or a court settlement (gerichtlicher Vergleich) directing BdB to pay the applicable depositors of Bankhaus.

EXECUTION VERSION

“Distribution Date” has the meaning ascribed to it in the Plan.

“Effective Date” means the date that the Plan becomes effective as provided for therein.

“Proofs of Claim” has the meaning ascribed to it in the Recitals.

2.	Settlement of The Proofs of Claim.

2.1.        Upon the Effective Date, pursuant to the Plan, Claim No. 17537 shall be allowed as non-priority unsecured third party guarantee claim against LBHI, classified under the Plan in LBHI Class 9, in the amount of $1,288.42 and Claim No. 66381 shall be allowed as non-priority unsecured third party guarantee claims against LBHI, classified under the Plan in LBHI Class 9, in the amount of $5,298,482,922.16 (the “Allowed BdB Claim”).

2.2.        Other than the Allowed BdB Claim, all other claims asserted or held by BdB against the Debtors shall be deemed expunged.

2.3.        The Allowed BdB Claim shall not, except as otherwise specifically provided for herein, be subject to further reduction, objections or defenses, whether by way of netting, set off, recoupment, counterclaim or otherwise, or any claim under section 510 of the Bankruptcy Code or otherwise which would have the effect of subordinating such claims to the claims of other general unsecured creditors.

2.4.        Pursuant to section 6.5(j) of the Plan, this Agreement shall be deemed incorporated into the Plan, and, accordingly, the provisions of this Agreement shall supersede any contrary or inconsistent provisions of the Plan with respect to BdB and the Allowed BdB Claim.

3.	Distribution

3.1.        In order to ensure that distributions are not made in respect of the Allowed BdB Claim, whether or not held by BdB that, together with the Bankhaus Distributions, exceed 100% of the amount of the Bankhaus Claims, BdB will provide LBHI with notice of each Bankhaus Distribution within twenty (20) Business Days following the receipt of such distribution by sending LBHI an itemized update substantially in the form attached hereto as Exhibit A (each, a “Bankhaus Distributions Update”). BdB shall include in each Bankhaus Distributions Update, the following information, each as of the date of said Bankhaus Distribution, (a) the amount of the Bankhaus Claims as accepted (festgestellt) or as Fixed Contingent Payment Claims of the kind described in item (ii) of the definition of such term and (b) receipts or other evidence that BdB has received actual payments or made actual repayments of any amounts added to or deducted from the Bankhaus Distributions since the prior Bankhaus Distributions Update (or, in the case of the first Bankhaus Distributions Update, since the date of this Agreement). As soon as the Bankhaus Distributions and the distributions in relation to the Allowed BdB Claim equal 100% of the amount of the Bankhaus Claims, as accepted (festgestellt) or as Fixed Contingent Payment Claims of the type described in section (ii) of the definition of such term, no further distributions shall be made in respect of the Allowed BdB Claim. If BdB fails to provide the notice required by this section 3.1, all distributions on account of the Allowed BdB Claim shall be immediately suspended until such information is provided.

3.2.        As of the date hereof, the amount of the Bankhaus Claims as accepted (festgestellt) is $9,017,937,684.21 (being the sum of the amounts set forth in the first sentence of section 5.5 (€6,361,859,253.16 and €1,546.99), converted into US Dollars at the exchange rate in effect on September 15, 2008 ($1.4175/€1). BdB may, from time to time at BdB’s discretion, provide LBHI with updates of the aggregate Bankhaus Claims as of such date by sending LBHI an itemized update substantially in the form attached hereto as Exhibit B (each, a “Bankhaus Claims Update”). BdB shall

EXECUTION VERSION

include in each Bankhaus Claims Update receipts or other evidence that BdB has made actual payments of any amounts added to the Bankhaus Claims since the prior Bankhaus Claims Update (or, in the case of the first Bankhaus Claim Update, since the date of this Agreement).

3.3.        For the purposes of implementing Section 8.13 of the Plan with respect to distributions on account of the Allowed BdB Claim, on any Distribution Date LBHI shall distribute to BdB the lesser of (i) the distribution to which BdB would be entitled pursuant to the Plan without giving effect to Section 8.13 of the Plan and (ii) the distribution that, together with all prior distributions on account of the Allowed BdB Claim and all prior Bankhaus Distributions, would result in BdB receiving an aggregate distribution equal to 100% of the Bankhaus Claims as of such Distribution Date (such lesser amount, the “BdB Distribution Amount”).

3.4.        If, as of any Distribution Date, the Bankhaus Distributions and the distributions on account of the Allowed BdB Claim equal 100% of the amount of the Bankhaus Claims, no distributions shall be made under the Plan on account of the Allowed BdB Claim on such Distribution Date (each such Distribution Date, a “Non-Payment Distribution Date”). If, as of any subsequent Distribution Date following either one or more Non-Payment Distribution Dates or a Distribution Date on which BdB has received less than the distribution pursuant to section 3.3(i), the Bankhaus Claims have increased pursuant to section 3.2 (the “Increased Bankhaus Claims”) such that the BdB Distribution Amount is greater than zero on such subsequent Distribution Date, LBHI shall make a catch-up distribution to BdB to achieve the same result as if the Bankhaus Claims had been an amount equal to such Increased Bankhaus Claims as of all prior Distribution Dates (including any Non-Payment Distribution Dates) and as of such subsequent Distribution Date.

3.5.        In the event that, at any point in time, distributions received by BdB on account of the Allowed BdB Claim, whether or not held by BdB, together with the Bankhaus Distributions equal 100% of the amount of the Bankhaus Claims, LBHI may assert against Bankhaus any contractual or statutory rights it may have acquired against Bankhaus on account of distributions which LBHI made to BdB (e.g. claims for reimbursement) in accordance with applicable German law, provided LBHI’s right to assert such contractual or statutory rights shall be enforceable only to the extent and for so long as distributions received by BdB in respect of the Allowed BdB Claim, together with Bankhaus Distributions, continue to equal 100% of the Bankhaus Claims (after taking into account any Increased Bankhaus Claims).

3.6.        Any reference contained in this Agreement to BdB or the Allowed BdB Claim also refers to any transferee or any subsequent transferee of the Allowed BdB Claim and the transferred Allowed BdB Claim.

4.	Plan Support

4.1.        The Debtors’ Obligations.    The Debtors will (a) prosecute the Plan and entry of a Confirmation Order with respect to the Plan and (b) seek approval of the settlements provided for under this Agreement, pursuant to section 6.5 of the Plan.

4.2.        BdB’s Obligations.    Provided this Agreement has not been validly terminated, BdB agrees to perform and comply with the following obligations as to the Plan, which obligations shall become effective upon the Execution Date:

(a)        BdB shall not commence any proceeding or otherwise prosecute, join in, or support any objection to, or oppose or object to, the Plan, and will not consent to, support, or participate in the formulation of any other chapter 11 plan in the Chapter 11 Cases, provided that this Agreement has not been terminated pursuant to section 9 of this Agreement.

EXECUTION VERSION

(b)        BdB shall timely vote to accept the Plan, provided, that BdB has been properly solicited pursuant to section 1125 of the Bankruptcy Code.

(c)        BdB shall support the confirmation and consummation of the Plan.

4.3.        Notwithstanding anything contained in section 4 or elsewhere in this Agreement, this Agreement is not, and shall not be deemed to be, a solicitation of votes for the acceptance of the Plan or the Plan pursuant to section 1125 of the Bankruptcy Code. Acceptance of the Plan will not be solicited until the Disclosure Statement, Plan and related ballots have been transmitted to parties entitled to receive the same in accordance with an order of the Bankruptcy Court.

5.        BdB’s Representations and Warranties.    In order to induce the Debtors to enter into and perform their obligations under this Agreement, BdB hereby represents, warrants and acknowledges as follows:

5.1.        Authority.    (i) BdB has the power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions contemplated herein and (ii) the execution, delivery and performance by BdB of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of BdB and no other proceedings on the part of BdB are necessary to authorize and approve this Agreement or any of the transactions contemplated herein.

5.2.        Validity.    This Agreement has been duly executed and delivered by BdB and constitutes the legal, valid and binding agreement of BdB, enforceable against BdB in accordance with its terms.

5.3.        Authorization of Governmental Authorities and Creditors.    No action by (including any authorization, consent or approval), in respect of, or filing with, any governmental authority is required for, or in connection with, the valid and lawful authorization, execution, delivery and performance by BdB pursuant to this Agreement.

5.4.        Title; No Prior Transfer of Claims.

(a)        (i)BdB is the beneficial owner of, and SdB-Sicherungseinrichtungsgesellschaft deutscher Banken mbH (“SdB”) holds – in a fiduciary capacity – legal title to, the Proofs of Claim (including any proceeds from the Allowed BdB Claim), (ii) the rights of BdB and SdB in and to the Proofs of Claim (including any proceeds from the Allowed BdB Claim) are free and clear of any and all liens, claims, set-off rights, security interests, participations, or encumbrances (except in respect of the assignment of legal title for security purposes (Sicherungsabtretung) (the “Fiduciary Assignment”) in and to the Proofs of Claim (including any proceeds from the Allowed BdB Claim) made by BdB to SdB in order to secure the loan made by SdB to BdB from the proceeds of the issuance of bonds refinancing of payments made by the BdB to depositors of Bankhaus pursuant to the By-laws (as defined below), (iii) BdB is not aware of any third-party rights with respect to the Proofs of Claim (including any proceeds from the Allowed BdB Claim) as of the Execution Date (other than the Fiduciary Assignment), (iv) except in respect of the Fiduciary Assignment, BdB and SdB have not transferred or assigned to any other person any of the Proofs of Claim (including the Allowed BdB Claim), in whole or in part, and (v) BdB has been duly authorized (ermächtigt) by SdB pursuant to Section 185 of the German Civil Code (Bürgerliches Gesetzbuch) to enter into this Agreement and has authorized all distributions that are to be made in respect of the Allowed BdB Claims to be made to BdB.

(b)        BdB may not, at any time prior to the Effective Date, transfer the Proofs of Claim, or any rights or interests arising thereunder or related thereto, including without limitation any instruments, rights to payments or other consideration distributed or to be distributed to BdB under the Plan, in whole or in part. After the Effective Date, BdB may, at any time, transfer the Allowed BdB

EXECUTION VERSION

Claim, or any rights or interests arising thereunder or related thereto, including without limitation any instruments, rights to payments or other consideration distributed or to be distributed to BdB under the Plan, in whole or in part, so long as the transferee executes a joinder in this Agreement in the form annexed hereto as Exhibit C with respect to such transferred claims (a “Joinder”). Except as otherwise provided in this section 5.4, from the Effective Date, BdB shall not make any transfer of the Allowed BdB Claim, or any rights or interests arising thereunder or related thereto, to parties that do not execute a Joinder. From the Execution Date, and for so long as it holds an economic interest in the Proofs of Claim or the Allowed BdB Claim, any transfers of the Proofs of Claim or Allowed BdB Claim that are not in compliance with this section 5.4(b) shall be deemed null and void and without effect.

(c)        BdB shall not grant any proxies, deposit the Proofs of Claim or the Allowed BdB Claim into a voting trust, or enter into a voting agreement or any similar agreement with respect thereto, unless such agreement provides, in writing, in a form enforceable by, and reasonably satisfactory to, the Debtors for compliance with this Agreement.

5.5.        Bankhaus Claims.    As of the date hereof, the Bankhaus Claims have been accepted or approved (festgestellt) in the Bankhaus Insolvency Proceeding in the amounts of not less than €6,361,859,253.16 and €1,546.99 as claims based on compensation payments on the legal basis that BdB is successor of those depositors, as well as based on BdB’s own rights under the by-laws of the German Deposit Protection Fund (Statut des Einlagensicherungsfonds) (the “By-laws”). The Bankhaus Claims are subject to further acceptance or approval in higher amounts in the Bankhaus Insolvency Proceeding.

5.6.        No Reliance.    BdB (i) is a sophisticated party with respect to the subject matter of this Agreement, (ii) has been represented and advised by legal counsel in connection with this Agreement, (iii) has adequate information concerning the matters that are the subject of this Agreement, and (iv) has independently and without reliance upon any Debtor or any of their affiliates or any officer, employee, agent or representative thereof, and based on such information as BdB has deemed appropriate, made his own analysis and decision to enter into this Agreement, except that BdB has relied upon each Debtor’s express representations, warranties and covenants in this Agreement. BdB acknowledges that it has entered into this Agreement voluntarily and of his own choice and not under coercion or duress.

6.        Lehman US’s Representations and Warranties.    In order to induce BdB to enter into and perform its obligations under this Agreement, each Debtor hereby represents, warrants and acknowledges as follows:

6.1.        Authority.    Subject to the occurrence of the Effective Date, (i) each signatory Debtor has the power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions contemplated herein and (ii) the execution, delivery and performance by such Debtor of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of such Debtor and no other proceedings on the part of such Debtor are necessary to authorize and approve this Agreement or any of the transactions contemplated herein.

6.2.        Validity.    Subject to the occurrence of the Effective Date, this Agreement has been duly executed and delivered by each Debtor and constitutes the legal, valid and binding agreement of each Debtor, enforceable against each Debtor in accordance with its terms.

6.3.        Authorization of Governmental Authorities.    No action by (including any authorization, consent or approval), in respect of, or filing with, any governmental authority is required for, or in connection with, the valid and lawful authorization, execution, delivery and performance by each Debtor and each Non-Debtor Affiliate of this Agreement, other than entry of the Confirmation Order.

EXECUTION VERSION

6.4.        No Reliance.    Each Debtor (i) is a sophisticated party with respect to the matters that are the subject of this Agreement, (ii) has had the opportunity to be represented and advised by legal counsel in connection with this Agreement, (iii) has adequate information concerning the matters that are the subject of this Agreement, and (iv) has independently and without reliance upon BdB or any of its affiliates or any officer, employee, agent or representative thereof, and based on such information as such Debtor has deemed appropriate, made its own analysis and decision to enter into this Agreement, except that such Debtor has relied upon BdB’s express representations, warranties and covenants in this Agreement, which it enters, or as to which it acknowledges and agrees, voluntarily and of its own choice and not under coercion or duress.

7.	Releases.

7.1.        Lehman US’s Releases.    Upon the occurrence of the Effective Date, and except as to (i) the agreements, promises, settlements, representations and warranties set forth in this Agreement, and (ii) the performance of the obligations set forth herein, and subject to the effectiveness of this Agreement in accordance with section 8 below, and in consideration of the foregoing and the BdB’s execution of this Agreement, each Debtor on behalf of itself, its estate, its successors and assigns, will fully and forever release, discharge and acquit BdB, and its directors, officers, partners, members, representatives, employees, financial advisors, tax advisors, accountants and attorneys, from all manners of action, causes of action, judgments, executions, debts, demands, rights, damages, costs, expenses, and claims of every kind, nature, and character whatsoever, whether at law or in equity, whether based on contract (including, without limitation, quasi-contract or estoppel), statute, regulation, tort (excluding intentional torts, fraud, recklessness, gross negligence or willful misconduct) or otherwise, accrued or unaccrued, known or unknown, matured or unmatured, liquidated or unliquidated, certain or contingent.

7.2.        BdB’s Releases.    Upon the occurrence of the Effective Date, and except as to (i) the Allowed BdB Claim, (ii) BdB’s distribution entitlements in the Chapter 11 Cases, (iii) the agreements, promises, settlements, representations and warranties set forth in this Agreement, (iv) the performance of the obligations set forth herein, and (v) BdB’s distribution entitlements in the Bankhaus Insolvency Proceeding, and, subject to the effectiveness of this Agreement in accordance with section 8 below, and in consideration of the foregoing and each Debtor’s execution of this Agreement, BdB and its successors and assigns, will fully and forever release, discharge and acquit each Debtor, and their respective financial advisors, accountants and attorneys, from all manners of action, causes of action, judgments, executions, debts, demands, rights, damages, costs, expenses, and claims of every kind, nature, and character whatsoever, whether at law or in equity, whether based on contract (including, without limitation, quasi-contract or estoppel), statute, regulation, tort (excluding intentional torts, fraud, recklessness, gross negligence or willful misconduct) or otherwise, accrued or unaccrued, known or unknown, matured or unmatured, liquidated or unliquidated, certain or contingent, including, without limitation, any administrative expense claims arising under section 503 of the Bankruptcy Code.

8.	Effectiveness of Agreement.

8.1.        Sections 4, 5, 6, 8.1, 8.3, and 9 of this Agreement shall be effective upon the Execution Date.

8.2.        This Agreement, with the exception of sections 4, 5, 6, 8.1, 8.3, and 9, shall be effective upon the Effective Date.

8.3.        This entire Agreement shall be null and void, and each of the Parties’ respective interests, rights, remedies and defenses shall be restored without prejudice as if this Agreement had never been executed, except as to this section 8, if the entry of the Confirmation Order is denied with prejudice.

EXECUTION VERSION

9.	Termination.

9.1.        Automatic Termination.    This Agreement shall automatically terminate on any date on which (i) the Debtors file a chapter 11 plan that provides for the substantive consolidation of one or more Debtors and Bankhaus, or (ii) the Bankruptcy Court denies the motion seeking the Confirmation Order with prejudice.

9.2.        Lehman US’s Right to Terminate.    Each Debtor shall have the right, at its election, to terminate this Agreement by written notice to BdB if (a) there is a breach, in any material respect, of the representations, warranties and/or covenants of BdB hereunder, taken as a whole, and BdB shall fail to cure such breach within ten (10) days following written notice of such breach from any of the Debtors (b) entry of the Confirmation Order is denied with prejudice by final and non-appealable order. Notwithstanding anything to the contrary in this Agreement, (i) nothing herein requires any Debtor to breach any fiduciary obligations it has under applicable law; and (ii) to the extent such fiduciary obligations require any Debtor to terminate its obligations hereunder, it may do so without incurring any liability to any creditors.

9.3.        BdB’s Right to Terminate.    BdB shall have the right, at its election, to terminate this Agreement by written notice to the Debtors if (a) there is a breach, in any material respect, of the representations, warranties and/or covenants of the Debtors hereunder, taken as a whole, and the Debtors shall fail to cure such breach within ten (10) days following written notice of such breach from BdB; (b) (b) entry of the Confirmation Order is denied with prejudice by final and non-appealable order; (c) LBHI makes any changes or amendments to the Plan or Disclosure Statement, or LBHI takes any other action (including, without limitation, with respect to claims, asset transfers or allocations) in each case, that individually or, in the aggregate together with all other such changes, amendments, actions and agreements, will, if the Plan were to be consummated, materially and adversely affect the treatment of, estimated recoveries by, or distribution to, or proportionate share of the LBHI’s assets that are distributed pursuant to the Plan to the Allowed BdB Claims; provided, however, that with respect to section 9.3(c), (i) the Debtors do not guarantee, represent, warrant or otherwise commit that any creditor will receive any specific recovery amount or proportion under the Plan, and (ii) modifications to the projected recovery amounts or proportions set forth in the Disclosure Statement due to or based upon, among other things, any factor, including, without limitation, revised projections of asset values or the amount, enforceability and/or priority of any claims shall not constitute materially different or materially adverse terms of the Plan; or (d) the Debtors file a chapter 11 plan that provides for the substantive consolidation of one or more Debtors and Bankhaus.

9.4.        Effect of Termination.    In the event that this Agreement is terminated in accordance with its terms by any Party, then neither this Agreement, nor any motion or other pleading filed in the Bankruptcy Court with respect to the approval of this Agreement or confirmation of the Plan, shall have any res judicata or collateral estoppel effect or be of any force or effect, each of the Parties’ respective interests, rights, remedies and defenses shall be restored without prejudice as if this Agreement had never been executed and the Parties hereto shall be automatically relieved of any further obligations hereunder. Except as expressly provided herein, this Agreement and all communications and negotiations among the Parties with respect hereto or any of the transactions contemplated hereunder are without waiver of or prejudice to the Parties rights and remedies and the Parties hereby reserve all claims, defenses and positions that they may have with respect to each other.

10.	Venue and Choice of Law.

10.1.      Venue.    The Parties expressly consent and submit to the exclusive jurisdiction of the Bankruptcy Court over any actions or proceedings relating to the enforcement or interpretation of this Agreement and any Party bringing such action or proceeding shall bring such action or proceeding in the Bankruptcy Court. Each of the Parties agrees that a final judgment in any such action or proceeding, including all appeals, shall be conclusive and may be enforced in other jurisdictions (including any

EXECUTION VERSION

foreign jurisdictions) by suit on the judgment or in any other manner provided by applicable law. If the Bankruptcy Court refuses or abstains from exercising jurisdiction over the enforcement of this Agreement and/or any actions or proceedings arising hereunder or thereunder, then the Parties agree that venue shall be in any other state or federal court located within the County of New York in the State of New York having proper jurisdiction. Each Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, (i) any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement with the Bankruptcy Court or with any other state or federal court located within the County of New York in the State of New York, and (ii) the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Each Party irrevocably consents to service of process in the manner provided for notices in section 11 hereof. Nothing in this Agreement will affect the right, or requirement, of any Party to this Agreement to serve process in any other manner permitted or required by applicable law.

10.2.     Choice of Law.  This Agreement and all claims and disputes arising out of or in connection with this Agreement, shall be governed by and construed in accordance with the laws of the State of New York and the Bankruptcy Code, without regard to choice of law principles to the extent such principles would apply a law other than that of the State of New York or the Bankruptcy Code.

11.         Notices.     All notices and other communications given or made pursuant to this Agreement shall be in writing and all communications shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next Business Day, (c) three Business Days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) three Business Days after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent:

To any Debtor at:

1271 Avenue of the Americas, 39th Floor

New York, New York 10020

U.S.A.

Attn: John Suckow and Daniel J. Ehrmann

Facsimile: (646) 834-0874

With a copy (which shall not constitute notice) to:

Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, New York 10153

U.S.A.

Attn: Lori R. Fife, Esq. and Richard P. Krasnow, Esq.

Facsimile: (212) 310-8007

To BdB at:

Bundesverband deutscher Banken e.V.

Burgstraße 28

10178 Berlin

Germany

Attn: Jørgen Bang, Direktor, and Jan-Philipp Nolte, Abteilungsdirektor

Facsimile: +49.30.1663.3599

EXECUTION VERSION

With copies (which shall not constitute notice) to:

Latham & Watkins LLP

885 Third Avenue

New York, New York 10022

Attn: Mark A. Broude, Esq.

Facsimile: (212) 751-4864

Latham & Watkins LLP

Reuterweg 20

60323 Frankfurt am Main

Germany

Attn: Dr. Uwe Eyles and Volker Schäfer

Facsimile: +49-69-6062-6700

or to such other address as may have been furnished by a Party to each of the other Parties by notice given in accordance with the requirements set forth above.

12.        Expenses.    The fees and expenses incurred by each Party (including the fees of any attorneys, accountants, investment bankers, financial advisors or any other professionals engaged by such Party) in connection with this Agreement and the transactions contemplated hereby, whether or not the transactions contemplated hereby are consummated, will be paid by such Party; provided nothing in this section 12 shall reduce the Allowed BdB Claim.

13.        No Admission of Liability.    Each Party acknowledges that this Agreement effects a settlement of potential claims and counterclaims that are denied and contested, and that nothing contained herein shall be construed as an admission of liability or wrongdoing.

14.        Entire Agreement.    This Agreement constitutes the entire and only agreement of the Parties concerning the subject matter hereof. This Agreement supersedes and replaces any and all prior or contemporaneous verbal or written agreements between the Parties concerning the subject matter hereof, and to the extent of any conflicts between the Plan and the terms of this Agreement, the terms of this Agreement shall control. The Parties acknowledge that this Agreement is not being executed in reliance on any verbal or written agreement, promise or representation not contained herein.

15.        No Oral Modifications.    This Agreement, including this section 15, may not be modified or amended orally. This Agreement only may be modified or amended by a writing signed by a duly authorized representative of each Party hereto. Any waiver of compliance with any term or provision of this Agreement on the part of the Debtors must be provided in a writing signed by BdB. Any waiver of compliance with any term or provision of this Agreement on the part of BdB must be provided in a writing signed by each Debtor. No waiver of any breach of any term or provision of this Agreement shall be construed as a waiver of any subsequent breach.

16.        Construction.    This Agreement constitutes a fully negotiated agreement among commercially sophisticated parties and therefore shall not be construed or interpreted for or against any Party, and any rule or maxim of construction to such effect shall not apply to this Agreement.

17.        Binding Effect; Successor and Assigns.    This Agreement shall inure to the benefit of and be binding upon the Parties and their respective successors and permitted assigns; provided, however, that subject to section 5.4, no Party may assign its rights or obligations under this Agreement without the written consent of the other Party, which consent shall not be unreasonably withheld or delayed, and any assignment not in accordance with the terms hereof shall be null and void ab initio.

EXECUTION VERSION

18.        Counterparts.    This Agreement may be executed in counterparts, each of which constitutes an original, and all of which, collectively, constitute only one agreement. The signatures of all of the Parties need not appear on the same counterpart.

19.        Headings; Schedules and Exhibits.    The headings utilized in this Agreement are designed for the sole purpose of facilitating ready reference to the subject matter of this Agreement. Said headings shall be disregarded when resolving any dispute concerning the meaning or interpretation of any language contained in this Agreement. References to sections, unless otherwise indicated, are references to sections of this Agreement. All Schedules to this Agreement are hereby made a part hereof and incorporated herein by reference for all purposes. Reference to any Schedule herein shall be to the Schedules attached hereto.

20.        Severability and Construction.    If any provision of this Agreement shall be held by a court of competent jurisdiction to be illegal, invalid or unenforceable, the remaining provisions shall remain in full force and effect if the essential terms and conditions of this Agreement for each Party remain valid, binding, and enforceable.

21.        Acknowledgments.    THIS AGREEMENT, THE PLAN, AND THE TRANSACTIONS CONTEMPLATED HEREIN AND THEREIN, ARE THE PRODUCT OF NEGOTIATIONS BETWEEN THE PARTIES AND THEIR RESPECTIVE REPRESENTATIVES. EACH PARTY HEREBY ACKNOWLEDGES THAT THIS AGREEMENT IS NOT AND SHALL NOT BE DEEMED TO BE A SOLICITATION OF VOTES FOR THE ACCEPTANCE OF A CHAPTER 11 PLAN FOR THE PURPOSES OF SECTIONS 1125 AND 1126 OF THE BANKRUPTCY CODE OR OTHERWISE. THE DEBTORS WILL NOT SOLICIT ACCEPTANCES OF THE PLAN FROM ANY PERSON OR ENTITY UNTIL THE PERSON OR ENTITY HAS BEEN PROVIDED WITH A COPY OF A DISCLOSURE STATEMENT APPROVED BY THE BANKRUPTCY COURT. NOTHING IN THIS AGREEMENT SHALL REQUIRE ANY PARTY TO TAKE ANY ACTION PROHIBITED BY THE BANKRUPTCY CODE, THE SECURITIES ACT OF 1933 (AS AMENDED), THE SECURITIES EXCHANGE ACT OF 1934 (AS AMENDED), ANY RULE OR REGULATIONS PROMULGATED THEREUNDER, OR BY ANY OTHER APPLICABLE LAW OR REGULATION OR BY AN ORDER OR DIRECTION OF ANY COURT OR ANY STATE OR FEDERAL GOVERNMENTAL AUTHORITY.

22.        Waiver of Jury Trial.    EACH OF THE PARTIES HERETO HEREBY AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS AGREEMENT OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH OR IN RESPECT OF ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTION OF ANY PARTY OR ARISING OUT OF ANY EXERCISE BY ANY PARTY OF ITS RESPECTIVE RIGHTS UNDER THIS AGREEMENT OR IN ANY WAY RELATING TO THE TRANSACTIONS CONTEMPLATED HEREBY (INCLUDING, WITHOUT LIMITATION, WITH RESPECT TO ANY ACTION TO RESCIND OR CANCEL THIS AGREEMENT AND WITH RESPECT TO ANY CLAIM OR DEFENSE ASSERTING THAT THIS AGREEMENT WAS FRAUDULENTLY INDUCED OR IS OTHERWISE VOID OR VOIDABLE). THIS WAIVER OF RIGHT TO TRIAL BY JURY IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. EACH OF THE PARTIES HERETO IS HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION 22 IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER. THIS WAIVER OF JURY TRIAL IS A MATERIAL INDUCEMENT FOR THE PARTIES HERETO TO ENTER INTO THIS AGREEMENT.

EXECUTION VERSION

IN WITNESS WHEREOF, each Party by his or its duly authorized representative has executed this Agreement as of the date first written above:

LEHMAN BROTHERS HOLDINGS INC., as Debtor and Debtor in Possession in its chapter 11 case in the United States Bankruptcy Court for the Southern District of New York, Case No. 08-13555 (JMP)	Bundesverband deutscher Banken e.V.
By:

Name: Dr. Michael Kemmer
Title: Hauptgeschäftsführer, Mitglied des Vorstands
By:

Name: Daniel J. Ehrmann
Title: Vice President	By:

Name: Dr. Hans-Joachim Massenberg
Title: Mitglied der Hauptgeschäftsführung

LEHMAN BROTHERS SPECIAL FINANCING INC., as Debtor and Debtor in Possession in its chapter 11 case in the United States Bankruptcy Court for the Southern District of New York, Case No. 08-13555 (JMP)	LEHMAN COMMERCIAL PAPER INC., as Debtor and Debtor in Possession in its chapter 11 case in the United States Bankruptcy Court for the Southern District of New York, Case No. 08-13555 (JMP)

By:	By:
Name: Daniel J. Ehrmann
Name: Daniel J. Ehrmann	Title: Vice President
Title: Vice President

LEHMAN BROTHERS COMMERCIAL CORPORATION, as Debtor and Debtor in Possession in its chapter 11 case in the United States Bankruptcy Court for the Southern District of New York, Case No. 08-13555 (JMP)	LEHMAN BROTHERS FINANCIAL PRODUCTS INC., as Debtor and Debtor in Possession in its chapter 11 case in the United States Bankruptcy Court for the Southern District of New York, Case No. 08-13555 (JMP)

By:
By:	Name: Daniel J. Ehrmann
Name: Daniel J. Ehrmann	Title: Vice President
Title: Vice President

EXECUTION VERSION

LEMAN BROTHERS OTC DERIVATIVES INC., as Debtor and Debtor in Possession in its chapter 11 case in the United States Bankruptcy Court for the Southern District of New York, Case No. 08-13555 (JMP)	LEHMAN BROTHERS DERIVATIVE PRODUCTS INC., as Debtor and Debtor in Possession in its chapter 11 case in the United States Bankruptcy Court for the Southern District of New York, Case No. 08-13555 (JMP)

By:	By:
Name: Daniel J. Ehrmann	Name: Daniel J. Ehrmann
Title: Vice President	Title: Vice President

LEHMAN BROTHERS COMMODITY SERVICES INC., as Debtor and Debtor in Possession in its chapter 11 case in the United States Bankruptcy Court for the Southern District of New York, Case No. 08-13555 (JMP)

LEHMAN BROTHERS SCOTTISH FINANCE L.P. as Debtor and Debtor in Possession in its chapter 11 case in the United States Bankruptcy Court for the Southern District of New York, Case No. 08-13555 (JMP), by its general partner Property Asset Management Inc.

By:	By:
Name: Daniel J. Ehrmann	Name: Daniel J. Ehrmann
Title: Vice President	Title: Vice President

CES AVIATION LLC, as Debtor and Debtor in Possession in its chapter 11 case in the United States Bankruptcy Court for the Southern District of New York, Case No. 08-13555 (JMP)	CES AVIATION V LLC, as Debtor and Debtor in Possession in its chapter 11 case in the United States Bankruptcy Court for the Southern District of New York, Case No. 08-13555 (JMP)

By:	By:
Name: Daniel J. Ehrmann	Name: Daniel J. Ehrmann
Title: Vice President	Title: Vice President

EXECUTION VERSION

CES AVIATION IX LLC, as Debtor and Debtor in Possession in its chapter 11 case in the United States Bankruptcy Court for the Southern District of New York, Case No. 08-13555 (JMP)	EAST DOVER LIMITED, as Debtor and Debtor in Possession in its chapter 11 case in the United States Bankruptcy Court for the Southern District of New York, Case No. 08-13555 (JMP)

By:	By:
Name: Daniel J. Ehrmann	Name: Daniel J. Ehrmann
Title: Vice President	Title: Duly Authorized Officer

LUXEMBOURG RESIDENTIAL PROPERTIES LOAN FINANCE S.A.R.L., as Debtor and Debtor in Possession in its chapter 11 case in the United States Bankruptcy Court for the Southern District of New York, Case No. 08-13555 (JMP)

BNC MORTGAGE LLC, as Debtor and Debtor in Possession in its chapter 11 case in the United States Bankruptcy Court for the Southern District of New York, Case No. 08-13555 (JMP)

By:	By:
Name: Daniel J. Ehrmann	Name: John Suckow
Title: Manager	Title: Authorized Signatory

STRUCTURED ASSET SECURITIES CORPORATION, as Debtor and Debtor in Possession in its chapter 11 case in the United States Bankruptcy Court for the Southern District of New York, Case No. 08-13555 (JMP)	LB ROSE RANCH LLC, as Debtor and Debtor in Possession in its chapter 11 case in the United States Bankruptcy Court for the Southern District of New York, Case No. 08-13555 (JMP)

By:	By:

Name: Daniel J. Ehrmann	Name: Daniel J. Ehrmann
Title: Vice President	Title: Authorized Signatory

EXECUTION VERSION

LB 2080 KALAKAUA OWNERS LLC, as Debtor and Debtor in Possession in its chapter 11 case in the United States Bankruptcy Court for the Southern District of New York, Case No. 08-13555 (JMP), by its managing member PAMI LLC

MERIT LLC, as Debtor and Debtor in Possession in its chapter 11 case in the United States Bankruptcy Court for the Southern District of New York, Case No. 08-13555 (JMP), by its Manager Lehman Commercial Paper Inc.

By:

By:
Name: Daniel J. Ehrmann	Name: Daniel J. Ehrmann
Title: Vice President	Title: Vice President

LB SOMERSET LLC, as Debtor and Debtor in Possession in its chapter 11 case in the United States Bankruptcy Court for the Southern District of New York, Case No. 08-13555 (JMP), by its managing member PAMI LLC

LB PREFERRED SOMERSET LLC, as Debtor and Debtor in Possession in its chapter 11 case in the United States Bankruptcy Court for the Southern District of New York, Case No. 08-13555 (JMP), by its managing member PAMI LLC

By:	By:
Name: Daniel J. Ehrmann	Name: Daniel J. Ehrmann
Title: Vice President	Title: Vice President

LB 745 LLC, as Debtor and Debtor in Possession in its chapter 11 case in the United States Bankruptcy Court for the Southern District of New York, Case No. 08-13555 (JMP)	PAMI STATLER ARMS LLC, as Debtor and Debtor in Possession in its chapter 11 case in the United States Bankruptcy Court for the Southern District of New York, Case No. 08-13555 (JMP)

By:	By:
Name: Daniel J. Ehrmann	Name: Daniel J. Ehrmann
Title: Vice President	Title: Authorized Signatory

EXECUTION VERSION

Exhibit A: Bankhaus Distributions Update

EXECUTION VERSION

[Letterhead of BdB]

Via facsimile and mail:

Lehman Brothers Holdings Inc.

1271 Avenue of the Americas, 39th Floor

New York, New York 10020

U.S.A.

Attn: John Suckow and Daniel J. Ehrmann

Fascimile: (646) 834-0874

With copies to:

Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, New York 10153

U.S.A.

Attn: Lori R. Fife, Esq. and Richard P. Krasnow, Esq.

Fascimile: (212) 310-8007

Latham & Watkins LLP

885 Third Avenue

New York, New York 10022

Attn: Mark A. Broude, Esq.

Facsimile: (212) 751-4864

Latham & Watkins LLP

Reuterweg 20

60323 Frankfurt am Main

Germany

Attn: Dr. Uwe Eyles and Volker Schäfer

Facsimile: +49-69-6062-6700

Berlin, [date]

Bankhaus Distributions Update pursuant to Section 3.1 of the Settlement Agreement dated [Date] September 2011 between Lehman Brothers Holdings Inc., other Debtors and Bundesverband deutscher Banken e.V.

Dear Sirs:

We refer to the above-mentioned agreement (the “Settlement Agreement”). Save as expressly stated otherwise, capitalized terms used herein shall have the meanings ascribed to them in the Settlement Agreement.

This is to confirm that, as of [date], (a) the aggregate amount of the Bankhaus Claims are as follows and (b) we have received the following distributions made pursuant to the Bankhaus Insolvency Proceeding on account of the Bankhaus Claims, net of any such amounts distributed that we were required, pursuant to applicable German law, to repay to Lehman Brothers Bankhaus Aktiengesellschaft i. I. (the “Bankhaus Distributions”):

EXECUTION VERSION

Bankhaus Claims
Bankhaus Claims as of [date of this letter]	Amount in €	Amount converted into $ at the exchange rate in effect at September 15, 2008 ($1.4175 = €1)
Claims filed and accepted (festgestellt) by the insolvency administrator in the Bankhaus Insolvency Proceeding (based on compensation payments to depositors of Bankhaus, as well as on our own rights under the By-laws)	6,361,859,253.16	9,017,935,491.35
Claims filed and accepted (festgestellt) by the insolvency administrator in the Bankhaus Insolvency Proceeding (based on compensation payments to depositors of Bankhaus, as well as on our own rights under the By-laws)	1,546.99	2,192.86
Sum of Bankhaus Claims as of [date of this letter]	6,361,860,800.15	9,017,937,684.21

Bankhaus Distributions as of the date hereof
Payment Date / Repayment Date		Distributed amount		Amounts distributed that BdB was required, pursuant to applicable German Law, to repay to Bankhaus
		Amount in €	Amount converted into $ at the exchange rate in effect at September 15, 2008 ($1.4175 = €1)	Amount in €	Amount converted into $ at the exchange rate in effect at September 15, 2008 ($1.4175 = €1)
	October 20, 2010	1,081,516,336.02	1,533,049,406.30
1.	[insert date]	[insert amount in €, where applicable]	[insert amount in $, where applicable]	[insert amount in €, where applicable]	[insert amount in $, where applicable]
2.	[insert date]	[insert amount in €, where applicable]	[insert amount in $, where applicable]	[insert amount in €, where applicable]	[insert amount in $, where applicable]
	Sum of Bankhaus Distributions	1,081,516,336.02	1,533,049,406.30

A bank confirmation evidencing [receipt of the distributed amounts referred to under 1.][execution of the repayments referred to under [2.]] is attached.

Yours sincerely,

Enclosure

EXECUTION VERSION

Exhibit B: Bankhaus Claims Update

EXECUTION VERSION

[Letterhead of BdB]

Via facsimile and mail:

Lehman Brothers Holdings Inc.

1271 Avenue of the Americas, 39th Floor

New York, New York 10020

U.S.A.

Attn: John Suckow and Daniel J. Ehrmann

Fascimile: (646) 834-0874

With copies to:

Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, New York 10153

U.S.A.

Attn: Lori R. Fife, Esq. and Richard P. Krasnow, Esq.

Fascimile: (212) 310-8007

Latham & Watkins LLP

885 Third Avenue

New York, New York 10022

Attn: Mark A. Broude, Esq.

Facsimile: (212) 751-4864

Latham & Watkins LLP

Reuterweg 20

60323 Frankfurt am Main

Germany

Attn: Dr. Uwe Eyles and Volker Schäfer

Facsimile: +49-69-6062-6700

Berlin, [date]

Bankhaus Claims Update pursuant to section 3.2 of the Settlement Agreement dated [date] September 2011 between Lehman Brothers Holdings Inc., other Debtors and Bundesverband deutscher Banken e.V.

We refer to the above-mentioned agreement (the “Settlement Agreement”). Save as expressly stated otherwise, capitalized terms used herein shall have the meanings ascribed to them in the Settlement Agreement.

This is to confirm that, as of [date], the aggregate amount of the Bankhaus Claims, including the aggregate BdB Costs, are as follows:

EXECUTION VERSION

Bankhaus Claims

Nature of Bankhaus Claims as of Execution Date		Amount in €	Amount converted into $ at the exchange rate in effect at September 15, 2008 ($1.4175 = €1)
Claims filed and accepted (festgestellt) by the insolvency administrator in the Bankhaus Insolvency Proceeding (based on compensation payments to depositors of Bankhaus, as well as on our own rights under the By-laws)		6,361,859,253.16	9,017,935,491.35
Claims filed and accepted (festgestellt) by the insolvency administrator in the Bankhaus Insolvency Proceeding (based on compensation payments to depositors of Bankhaus, as well as on our own rights under the By-laws)		1,546.99	2,192.86
Sum of Bankhaus Claims as of Execution Date		6,361,860,800.15	9,017,937,684.21
1.	Fixed Contingent Payment Claims that are accepted (festgestellt) in the Bankhaus Insolvency Proceeding, as evidenced by the attached updated extract from the insolvency schedule (Auszug aus der Insolvenztabelle)	[insert € amount]	[insert $ amount]
2.	Fixed Contingent Payment Claims for which there is an enforceable judgment of the applicable German court or a court settlement (gerichtlicher Vergleich) directing BdB to pay the applicable depositors of Bankhaus, as evidenced by the attached [court ruling][minutes of the oral hearing]	[insert € amount]	[insert $ amount]
3.

BdB Costs incurred in respect of

☐       the refinancing of depositor compensation payments (in particular, interest payments to SdB and guarantee fees and other costs paid by SdB to the German Financial Market Stability
Fund – Sonderfonds Finanzmarktstabilisierung)

☐       legal fees related to 1., 2. and/or 3. above, all

as filed and accepted (festgestellt) in the Bankhaus Insolvency Proceeding and evidenced by the attached updated extract from the insolvency schedule (Auszug aus der Insolvenztabelle)

		[insert € amount]	[insert $ amount]
Sum of Bankhaus Claims as of [date]		[insert sum in €]	[insert $ amount]

Yours sincerely,

Enclosure

EXECUTION VERSION

Exhibit C: Form of Joinder

EXECUTION VERSION

JOINDER TO PLAN SUPPORT AGREEMENT

Dated as of [                    ], 2011

THIS JOINDER (this “Joinder”) to the Settlement Agreement made and entered into as of [                    ], 2011, by and among the Debtors2 and the Bundesverband deutscher Banken e.V. (the “Transferor”) (as the same may hereafter be amended, modified or amended and restated, the “Agreement”), is made and entered into as of the date hereof by and between the Debtors and [TRANSFEREE] (the “Transferee”). All capitalized terms used but not otherwise defined herein shall have the meaning given to such terms in the Agreement.

W I T N E S S E T H:

WHEREAS, the Transferor has transferred to Transferee those Claims listed on Schedule 1 attached hereto (the “Transferred Claims”); and

WHEREAS, the Agreement requires Transferee to become a party to the Agreement with respect to the Transferred Claims, and the Transferee agrees to do so in accordance with the terms hereof.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Joinder hereby agree as follows:

1.          Agreement to be Bound. The Transferee hereby agrees that upon execution of this Joinder, with respect to the Transferred Claims, it shall become a party to the Agreement and shall be fully bound by, and subject to, all of the covenants, terms, obligations and conditions of the Agreement as though it were an original Party thereto.

2.          Promptly upon execution of this Joinder by the Transfee, Transfee shall deliver a copy of this Joinder including Schedule 1 to the Debtors in accordance with the Agreement.

2        As used herein, “Debtors” means Lehman Brothers Holdings Inc. (“LBHI”); Lehman Brothers Special Financing Inc.; Lehman Commercial Paper Inc.; Lehman Brothers Commercial Corporation; Lehman Brothers Financial Products Inc.; Lehman Brothers OTC Derivatives Inc.; Lehman Brothers Derivative Products Inc.; Lehman Brothers Commodity Services Inc.; Lehman Scottish Finance L.P.; CES Aviation LLC; CES Aviation V LLC; CES Aviation IX LLC; East Dover Limited; Luxembourg Residential Properties Loan Finance S.a.r.l; BNC Mortgage LLC; Structured Asset Securities Corporation; LB Rose Ranch LLC; LB 2080 Kalakaua Owners LLC; Merit LLC; LB Somerset LLC; LB Preferred Somerset LLC; LB 745 LLC; PAMI Statler Arms LLC.

EXECUTION VERSION

3.          Notices. All notices and other communications given or made to Transferee pursuant to the Agreement shall be deemed given if in writing and if sent by confirmed electronic mail, facsimile, courier, or by registered or certified mail (return receipt requested) to the following addresses and facsimile numbers:

Attn:

E-Mail:

With a copy (which shall not constitute notice) to:

Attn:

E-Mail:

or to such other address as may have been furnished by Transferee by notice given in accordance with the requirements set forth in the Agreement. Any notice given by delivery, mail or courier shall be effective when received. Any notice given by facsimile or electronic mail shall be effective upon oral or machine confirmation of transmission.

4.          This Joinder shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

5.          This Joinder may be executed in counterparts, each such counterpart shall be deemed an original and all such counterparts shall together constitute one instrument.

* * * * *

This Joinder to the Agreement shall be effective as of the date first set forth above.

[TRANSFEREE]:

By:	[ ]

By:
Name:
Title:

EXHIBIT 6

PART B – AGREEMENT AMONG DEBTORS AND DEUTSCHE BUNDESBANK

STRICTLY PRIVATE & CONFIDENTIAL

FOR SETTLEMENT PURPOSES ONLY

SUBJECT TO FRE 408 AND OTHER RULES OF SIMILAR IMPORT

ATTORNEY WORK PRODUCT

EXECUTION COPY

THIS AGREEMENT IS NOT A SOLICITATION OF ACCEPTANCES OF A CHAPTER 11 PLAN. SUCH SOLICITATION ONLY WILL BE MADE IN COMPLIANCE WITH ALL APPLICABLE PROVISIONS OF THE BANKRUPTCY CODE. ACCEPTANCES OR REJECTIONS OF A CHAPTER 11 PLAN WILL NOT BE SOLICITED UNTIL A DISCLOSURE STATEMENT HAS BEEN APPROVED BY THE BANKRUPTCY COURT.

SETTLEMENT AGREEMENT

This Settlement Agreement (the “Agreement”) is made and entered into as of October 11, 2011 (the “Execution Date”), by and among the Debtors1 and the Deutsche Bundesbank (“DB”). The Debtors and DB shall each be referred to individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, on September 15, 2008 and on various dates thereafter, each of the Debtors commenced a voluntary case under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”), which cases are being jointly administered under Case Number 08-13555 (JMP) (the “Chapter 11 Cases” and each a “Chapter 11 Case”);

WHEREAS, on November 12, 2008, the German banking regulator filed insolvency proceedings against Lehman Brothers Bankhaus AG (“Bankhaus”), and on November 13, 2008, the local court (Amtsgericht) of Frankfurt am Main opened insolvency proceedings and appointed Dr. Michael C. Frege as Insolvency Administrator (Insolvenzverwalter) of Bankhaus (the “Bankhaus Insolvency Proceeding”);

WHEREAS, DB has asserted the claims listed on Schedule A hereto against Bankhaus in the Bankhaus Insolvency Proceeding (the “Bankhaus Claims”);

WHEREAS, DB has asserted that, pursuant to that certain guarantee dated November 21, 2002 between LBHI and Bankhaus (the “Guarantee”), LBHI guaranteed the payment of certain loans to Bankhaus (the “Bankhaus Loans”);

WHEREAS, DB has filed (i) the proof of claim against LBHI, Claim No. 0000019951 (the “First Proof of Claim”) and (ii) the claim against LBHI, Claim No. 0000067122 (the “Amended Proof of Claim” and, together with Claim No. 19951, the “Proofs of Claim”), which is an amendment to the First Proof of Claim;

WHEREAS, the Parties are desirous of resolving all disputes and all other outstanding issues between the Parties regarding, inter alia, the enforceability of the Guarantee and the methodology

1        As used herein, “Debtors” means Lehman Brothers Holdings Inc. (“LBHI”); Lehman Brothers Special Financing Inc. (“LBSF”); Lehman Commercial Paper Inc. (“LCPI”); Lehman Brothers Commercial Corporation; Lehman Brothers Financial Products Inc.; Lehman Brothers OTC Derivatives Inc.; Lehman Brothers Derivative Products Inc.; Lehman Brothers Commodity Services Inc.; Lehman Scottish Finance L.P.; CES Aviation LLC; CES Aviation V LLC; CES Aviation IX LLC; East Dover Limited; Luxembourg Residential Properties Loan Finance S.a.r.l; BNC Mortgage LLC; Structured Asset Securities Corporation; LB Rose Ranch LLC; LB 2080 Kalakaua Owners LLC; Merit LLC; LB Somerset LLC; LB Preferred Somerset LLC; LB 745 LLC; and PAMI Statler Arms LLC.

STRICTLY PRIVATE & CONFIDENTIAL

FOR SETTLEMENT PURPOSES ONLY

SUBJECT TO FRE 408 AND OTHER RULES OF SIMILAR IMPORT

ATTORNEY WORK PRODUCT

of calculating the amount of LBHI’s liability, if any, to DB thereunder, and avoiding extensive and expensive litigation;

WHEREAS, on September 1, 2011, the Debtors filed the Third Amended Joint Chapter 11 Plan of Lehman Brothers Holdings Inc. and its Affiliated Debtors, ECF No. 19627 (said plan, the “Existing Plan”, and as it may be further amended or modified, the “Plan”) and, by order dated September 1, 2011, ECF No. 19631, the Bankruptcy Court approved the Disclosure Statement relating thereto, filed September 1, 2011, ECF No. 19629 (the “Disclosure Statement”); and

NOW, THEREFORE, in consideration of the recitals stated above, the agreements, promises and warranties set forth below and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.	Definitions

Except as otherwise specified herein or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Agreement.

“Allowed DB Claim” has the meaning ascribed to it in section 2.1.

“Bankhaus Claims” has the meaning ascribed to it in the Recitals.

“Bankhaus Distribution” means (i) any distribution received by DB from Bankhaus on account of the Bankhaus Claims and (ii) any enforcement proceeds collected by DB, net of (a) any enforcement costs and (b) DB’s interest claims, against which such enforcements proceeds may be applied, all as in accordance with applicable German law.

“Bankruptcy Code” has the meaning ascribed to it in the Recitals.

“Bankruptcy Court” has the meaning ascribed to it in the Recitals.

“Bankhaus Distribution Update” means a statement provided by DB to LBHI stating as of a reference date which is three (3) Business Days prior to the date of such statement (i) the Bankhaus Claims as accepted pursuant to the Bankhaus insolvency claims ledger (zur Tabelle festgestellt, Sections 175, 178 of the German Insolvency Code) and (ii) the amount of any Bankhaus Distributions which DB has received up to such reference date.

“Business Day” means any day other than a Saturday, a Sunday, and any other day on which commercial banks in New York, New York or Frankfurt am Main are required or authorized to close by law or executive order.

“Chapter 11 Case” has the meaning ascribed to it in the Recitals.

“Collateral Portfolio” has the meaning given to such term in the prospectus relating to the Excalibur Notes dated 22 May 2008.

“Confirmation Date” means the date of the entry of the Confirmation Order by the Bankruptcy Court.

2

STRICTLY PRIVATE & CONFIDENTIAL

FOR SETTLEMENT PURPOSES ONLY

SUBJECT TO FRE 408 AND OTHER RULES OF SIMILAR IMPORT

ATTORNEY WORK PRODUCT

“Confirmation Order” means an order of the Bankruptcy Court (i) confirming the Plan pursuant to section 1129 of the Bankruptcy Code; (ii) approving, pursuant to Rule 9019 of the Federal Rules of Bankruptcy Procedure and applicable provisions of the Bankruptcy Code, the terms of this Agreement; and (iii) authorizing the Debtors to take all necessary corporate actions to consummate the transactions contemplated by this Agreement.

“Effective Date” means the date that the Plan becomes effective as provided for therein.

“Excalibur Confirmations” means the various swap transactions relating to the Excalibur Notes governed by the Excalibur Master Agreement as evidenced by various confirmations, including but not limited to those set out in Schedule 1 (Confirmations) of the Excalibur Swap Termination Agreement.

“Excalibur Credit Support Document” means the guarantee provided by LBHI in favor of the Excalibur Issuer relating to the Excalibur Hedge Transaction, a copy of which is attached at Schedule 2 (Guarantee) of the Excalibur Swap Termination Agreement.

“Excalibur Credit Support Annex” means a credit support annex to the Excalibur Master Agreement.

“Excalibur Earn-Out Agreement” means the earn-out agreement dated on or about the Execution Date between LBHI and DB.

“Excalibur Hedge Transaction” means all Transactions (as defined in the Excalibur Master Agreement) entered into between LBSF and the Excalibur Issuer in accordance with the Excalibur Master Agreement, including but not limited to the Excalibur Confirmations.

“Excalibur Issuer” means Excalibur Funding No. 1 PLC, solely in its capacity as issuer of the Excalibur Notes.

“Excalibur Master Agreement” means an ISDA Master Agreement and Schedule to the ISDA Master Agreement dated as of 23 May 2008 between LBSF and the Excalibur Issuer.

“Excalibur Note Purchase Agreement” means the agreement dated on or about the Execution Date between LB RE Financing No.3 Limited, LBHI and DB relating to the sale of the Excalibur Notes.

“Excalibur Notes” means the €2,166,541,000 Class A Notes due 2054 issued by the Excalibur Issuer on or about 22 May 2008 (or thereafter) with ISIN number XS0363533414 and Common Code 036353341 and the €722,181,000 partially funded class B notes due April 2054 issued by the Excalibur Issuer pursuant to the terms of a trust deed dated 23 May 2008 and subject to a committed subscription agreement dated 23 May 2008.

“Excalibur Released Party” means (i) the Excalibur Issuer and (ii) the Excalibur Trustee.

“Excalibur Swap Documents” means the Excalibur Confirmations, the Excalibur Hedge Transactions, the Excalibur Master Agreement, the Excalibur Credit Support Annex and the Excalibur Credit Support Document.

“Excalibur Swap Termination Agreement” means the swap termination agreement between (i) LBSF, (ii) the Excalibur Issuer (iii) the Excalibur Trustee, (iv) DB, (v) Bankhaus, (vi) LB RE Financing No.3 Limited, and (vii) LBHI dated on or about the Execution Date.

“Excalibur Transaction Documents” has the meaning given to the term “Transaction Documents” in the prospectus relating to the Excalibur Notes dated 22 May 2008.

3

STRICTLY PRIVATE & CONFIDENTIAL

FOR SETTLEMENT PURPOSES ONLY

SUBJECT TO FRE 408 AND OTHER RULES OF SIMILAR IMPORT

ATTORNEY WORK PRODUCT

“Excalibur Trustee” means U.S. Bank Trustees Limited (formerly LaSalle Trustees Limited), solely in its capacity as trustee in relation to the Excalibur Notes and the Excalibur Transaction Documents.

“Initial Seller Claims” means any and all manners of action, causes of action, judgments, executions, debts, demands, rights, damages, costs, expenses, actions under chapter 5 of the Bankruptcy Code or similar actions under other applicable law, and claims of every kind, nature and character whatsoever, whether in law or in equity, whether based on contract (including, without limitation, quasi contract or estoppel), statute, regulation, tort (including, without limitation, intentional torts, fraud, misrepresentation, defamation, breaches of alleged fiduciary duty, recklessness, gross negligence, or negligence) or otherwise, accrued or unaccrued, known or unknown, matured or unmatured, liquidated or unliquidated, certain or contingent by Lehman Commercial Paper Inc. against the Excalibur Issuer or the Excalibur Trustee relating to the acquisition of the underlying Collateral Portfolio from Lehman Commercial Paper Inc., Storm Funding Limited, Lehman Brothers Financing Limited and Lehman Brothers Bankhaus AG up to a maximum amount equal to EUR 21,554,205.10.

“LBHI Distributions” means distributions by LBHI on or after the Effective Date in respect of the Allowed DB Claim, valued in Euro, based on the European Central Bank (the “ECB”) USD/EUR reference rate as of the date of such distribution and as published by the ECB on the Business Day following such date.

“LBHI Distribution Date” means any date on which LBHI Distributions are made following the Effective Date, which shall be (i) the regular dates as provided for in the Plan and (ii) additionally, any other date for which LBHI will make LBHI Distributions as notified by LBHI to DB at least fifteen (15) Business Days in advance of such date.

“Proofs of Claim” has the meaning ascribed to it in the Recitals.

Any reference to a document “directly related” to an Excalibur Transaction Document or the Excalibur Notes shall not include any written agreement entered into between any of the Parties on the Execution Date.

2.	Settlement of The Proofs of Claim.

2.1.    Upon the Effective Date, the Amended Proof of Claim will be allowed as a non-priority, senior unsecured claim in an aggregate amount equal to $3.5 billion (the “Allowed DB Claim”).

2.2.    Other than the Allowed DB Claim, all other claims directly held by DB against the Debtors prior to the Execution Date, including without limitation, the First Proof of Claim, will be deemed expunged; provided, however that the foregoing shall not apply to (i) any claims arising under the postpetition date agreements executed prior to the Execution Date that are listed on Schedule B, (ii) any claims arising under any postpetition date agreements executed on or after the Execution Date, and (iii) any claims directly held by an entity other than DB prior to the Execution Date or that DB may acquire, that are transferred or assigned to it, directly or indirectly, after the Execution Date (whether as assignee, transferee, subrogee or otherwise), (all claims that fall within the foregoing proviso in clauses (i) to (iii) above collectively, “Acquired Other Creditor Claims” provided however that “Acquired Other Creditor Claims” (a) shall not include (unless such claims otherwise fall within clause (iii) above) any claims directly held by DB against the Debtors in relation to or arising out of the Excalibur Swap Documents, the Excalibur Notes and any other Excalibur Transaction Document and any document directly related thereto, each of which shall be deemed expunged and (b) shall include any claims directly held by DB against the Debtors in relation to or arising out of the Excalibur Note Purchase Agreement, the Excalibur Earn-Out Agreement and/or the Excalibur Swap Termination Agreement). Any interest DB holds in any

4

STRICTLY PRIVATE & CONFIDENTIAL

FOR SETTLEMENT PURPOSES ONLY

SUBJECT TO FRE 408 AND OTHER RULES OF SIMILAR IMPORT

ATTORNEY WORK PRODUCT

claim as a collateral assignment or other form of security shall not be considered a claim directly held by DB for purposes of this provision. In the event that DB becomes the direct holder of any Acquired Other Creditor Claims, such Acquired Other Creditor Claims shall be subject to the provisions of section 4.2 of this Agreement.

2.3.    The Allowed DB Claim shall not be subject to further objections or defenses, whether by way of netting, set off, recoupment, counterclaim or otherwise, or any claim under section 510 of the Bankruptcy Code or otherwise which would have the effect of subordinating such claims to the claims of other general unsecured creditors or any avoidance claim under chapter 5 of the Bankruptcy Code or other law. The Debtors waive any and all rights to seek reconsideration of the Allowed DB Claim whether under section 502(j) of the Bankruptcy Code or otherwise.

2.4.    The Allowed DB Claim shall be classified in LBHI Class 5 (Senior Third Party Guaranty Claims) under the Plan.

2.5.    Pursuant to section 6.5(j) of the Plan, this Agreement shall be deemed incorporated into the Plan, and accordingly, the provisions of this Agreement shall supersede and control over any contrary or inconsistent provisions of the Plan with respect to DB and the Allowed DB Claim , including, without limitation, any contrary or inconsistent provisions in sections 8.10, 8.13, 8.14, 9.1, 13.8 and, as it relates to foreign law issues as provided for in section 10.1 herein, 14.1 of the Plan.

3.	Distribution

3.1.    In order to ensure that LBHI Distributions are not made in respect of the Allowed DB Claim, whether or not held by DB, that, together with the Bankhaus Distributions exceed 100% of the amount of the Bankhaus Claims, DB will provide LBHI with a Bankhaus Distribution Update forty-five (45) Business Days prior to each regular LBHI Distribution Date as provided for in the Plan. As soon as the Bankhaus Distributions and the LBHI Distributions in relation to the Allowed DB Claim equal 100% of the amount of the Bankhaus Claims, as accepted pursuant to the Bankhaus insolvency claims ledger (zur Tabelle festgestellt, Sections 175, 178 of the German Insolvency Code), no further distributions shall be made in respect of the Allowed DB Claim. If DB fails to provide the Bankhaus Distribution Update required by this section 3.1, all distributions on account of the Allowed DB Claim shall be immediately suspended until such Bankhaus Distribution Update is provided.

3.2.    LBHI shall have and retain any and all reimbursement rights that it may have against Bankhaus, under German law or under contract, with respect to the Bankhaus Claims in the Bankhaus Insolvency Proceeding consistent with applicable German law, but shall not be entitled to any right of reimbursement until such time as DB is paid in full in accordance with section 3.1 of this Agreement.

4.	Plan Support

4.1.    The Debtors’ Obligations.    The Debtors will (a) prosecute the Existing Plan (including for purposes of this Section 4 any amendments or modifications that do not give rise to a right of DB to terminate pursuant to Section 9.3(b) or (d) hereof) and entry of a Confirmation Order with respect to the Existing Plan and (b) seek approval of the settlements provided for under this Agreement pursuant to section 6.5 of the Existing Plan.

4.2.    DB’s Obligations.    DB agrees to perform and comply with the following obligations as to the Existing Plan, which obligations shall become effective upon the Execution Date notwithstanding any other provisions of this Agreement:

5

STRICTLY PRIVATE & CONFIDENTIAL

FOR SETTLEMENT PURPOSES ONLY

SUBJECT TO FRE 408 AND OTHER RULES OF SIMILAR IMPORT

ATTORNEY WORK PRODUCT

(a)    DB shall not commence any proceeding or otherwise prosecute, join in, or support any objection to, or oppose or object to, the Existing Plan, and will not consent to, support, or participate in the formulation of any other chapter 11 plan in the Chapter 11 Cases, provided that entry of the Confirmation Order has not been denied with prejudice or this Agreement is otherwise terminated pursuant to section 10 of this Agreement.

(b)    DB shall timely vote to accept the Existing Plan; provided, that DB has been solicited pursuant to section 1125 of the Bankruptcy Code.

(c)    DB shall support the confirmation and consummation of the Existing Plan.

4.3.    Notwithstanding anything contained in section 4 or elsewhere in this Agreement, this Agreement is not, and shall not be deemed to be, a solicitation of votes for the acceptance of the Plan or the Plan pursuant to section 1125 of the Bankruptcy Code. Acceptance of the Plan will not be solicited until the Disclosure Statement, Plan and related ballots have been transmitted to parties entitled to receive the same in accordance with an order of the Bankruptcy Court.

5.                DB’s Representations and Warranties.  In order to induce the Debtors to enter into and perform their obligations under this Agreement, DB hereby represents, warrants and acknowledges as follows:

5.1.    Authority.  (i) DB has the power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions contemplated herein and (ii) the execution, delivery and performance by DB of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of DB and no other proceedings on the part of DB are necessary to authorize and approve this Agreement or any of the transactions contemplated herein.

5.2.    Validity.  This Agreement has been duly executed and delivered by DB and constitutes the legal, valid and binding agreement of DB, enforceable against DB in accordance with its terms.

5.3.    Authorization of Governmental Authorities and Creditors.  No action by (including any authorization, consent or approval), in respect of, or filing with, any governmental authority is required for, or in connection with, the valid and lawful authorization, execution, delivery and performance by DB pursuant to this Agreement.

5.4.    Bankhaus Claims.  The Bankhaus Claims have been accepted for loss (festgestellt für den Ausfall) as valid and enforceable claims in the Bankhaus Insolvency Proceeding in an amount not less than the amount of the Allowed DB Claim, and DB is not aware of any basis for the Bankhaus Claims to be disputed or challenged in the Bankhaus Insolvency Proceeding.

5.5.    No Reliance.  DB (i) is a sophisticated party with respect to the subject matter of this Agreement, (ii) has been represented and advised by legal counsel in connection with this Agreement, (iii) has adequate information concerning the matters that are the subject of this Agreement, and (iv) has independently and without reliance upon any Debtor or any of their affiliates or any officer, employee, agent or representative thereof, and based on such information as DB has deemed appropriate, made his own analysis and decision to enter into this Agreement, except that DB has relied upon each Debtor’s express representations, warranties and covenants in this Agreement. DB acknowledges that it has entered into this Agreement voluntarily and of his own choice and not under coercion or duress.

6

STRICTLY PRIVATE & CONFIDENTIAL

FOR SETTLEMENT PURPOSES ONLY

SUBJECT TO FRE 408 AND OTHER RULES OF SIMILAR IMPORT

ATTORNEY WORK PRODUCT

5.6.    Title; No Prior Transfer of Claims.

(a)        DB (i) owns the Proofs of Claim free and clear of any and all liens, claims, set-off rights, security interests, participations, or encumbrances, (ii) is not aware of any third party rights with respect to the Proofs of Claim as of the Execution Date, and (iii) has not transferred or assigned to any other person any of the Proofs of Claim, in whole or in part.

(b)        DB may not, at any time prior to the Effective Date, transfer the Proofs of Claim, or any rights or interests arising thereunder or related thereto, including without limitation any instruments, rights to payments or other consideration distributed or to be distributed to DB under the Plan, in whole or in part. After the Effective Date, DB may, at any time, transfer the Allowed DB Claim, or any rights or interests arising thereunder or related thereto, including without limitation any instruments, rights to payments or other consideration distributed or to be distributed to DB under the Plan, in whole or in part, so long as the transferee executes a joinder in this Agreement in the form annexed hereto as Exhibit 1 with respect to such transferred claims (a “Joinder”). Except as otherwise provided in this section 5.6, from the Effective Date, DB shall not make any transfer of the Allowed DB Claim, or any rights or interests arising thereunder or related thereto, to parties that do not execute a Joinder. From the Execution Date, and for so long as it holds an economic interest in the Proofs of Claim or the Allowed DB Claim, any transfers of the Proofs of Claim or Allowed DB Claim that are not in compliance with this section 5.6(b) shall be deemed null and void and without effect.

(c)        DB shall not grant any proxies, deposit the Proofs of Claim or the Allowed DB Claim into a voting trust, or enter into a voting agreement or any similar agreement with respect thereto, unless such agreement provides, in writing, in a form enforceable by, and reasonably satisfactory to, the Debtors for compliance with this Agreement.

6.                Debtors’ Representations and Warranties.  In order to induce DB to enter into and perform its obligations under this Agreement, each Debtor hereby represents, warrants and acknowledges as follows:

6.1.    Authority.  Each signatory Debtor has the power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions contemplated herein, and the execution, delivery and performance by such Debtor of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of such Debtor and no other proceedings on the part of such Debtor are necessary to authorize and approve this Agreement or any of the transactions contemplated herein.

6.2.    Validity.  This Agreement has been duly executed and delivered by each Debtor and constitutes the legal, valid and binding agreement of each Debtor, enforceable against each Debtor in accordance with its terms.

6.3.    Authorization of Governmental Authorities.  No action by (including any authorization, consent or approval), in respect of, or filing with, any governmental authority is required for, or in connection with, the valid and lawful authorization, execution, delivery and performance by each Debtor and each Non-Debtor Affiliate of this Agreement.

6.4.    No Reliance.  Each Debtor (i) is a sophisticated party with respect to the matters that are the subject of this Agreement, (ii) has had the opportunity to be represented and advised by legal counsel in connection with this Agreement, (iii) has adequate information concerning the matters that are the subject of this Agreement, and (iv) has independently and without reliance upon DB, and based on such information as such Debtor has deemed appropriate, made its own analysis and decision to enter into this Agreement, except that such Debtor has relied upon DB’s express representations, warranties and

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covenants in this Agreement, which it enters, or as to which it acknowledges and agrees, voluntarily and of its own choice and not under coercion or duress.

7.	Releases.

7.1.            Debtors’ Releases.

(a)    Upon the occurrence of the Effective Date, and except as to (i) any claims arising from or under this Agreement, and (ii) the performance of the obligations set forth herein, and in each case subject to the effectiveness of this Agreement in accordance with section 8 below, and in consideration of the foregoing and the DB’s execution of this Agreement, each Debtor on behalf of itself, its estate, its successors and assigns, will fully and forever release, discharge and acquit DB, and its respective financial advisors, accountants and attorneys, from all manners of action, causes of action, judgments, executions, debts, demands, rights, damages, costs, expenses, actions under chapter 5 of the Bankruptcy Code or similar actions under applicable state law, and claims of every kind, nature, and character whatsoever, whether at law or in equity, whether based on contract (including, without limitation, quasi-contract or estoppel), statute, regulation, tort (excluding intentional torts, fraud, recklessness, gross negligence or willful misconduct) or otherwise, accrued or unaccrued, known or unknown, matured or unmatured, liquidated or unliquidated, certain or contingent (collectively, “DB Released Claims”), including, without limitation, with respect to any of the actions taken or omitted to be taken by DB with regard to the Excalibur Swap Documents, the Excalibur Notes and any other Excalibur Transaction Document and any document directly related thereto (for the avoidance of doubt, not including this Agreement, the Excalibur Note Purchase Agreement, the Excalibur Earn-Out Agreement and/or the Excalibur Swap Termination Agreement) or any enforcement action taken with respect to the Excalibur Swap Documents, the Excalibur Notes and any other Excalibur Transaction Document and any document directly related thereto (for the avoidance of doubt, not including this Agreement, the Excalibur Note Purchase Agreement, the Excalibur Earn-Out Agreement and/or the Excalibur Swap Termination Agreement), in each case, as to all of the DB Released Claims, only to the extent such DB Released Claims arose prior to the Execution Date.

(b)    On and following the Effective Date, each Debtor, on behalf of itself and any other party, person or entity claiming under or through it hereby generally and irrevocably releases, discharges and acquits each Excalibur Released Party and its current and former agents, servants, officers, directors, employees, divisions, branches, units, attorneys, successors, predecessors, heirs and personal representatives from (i) any and all obligations to each Debtor with respect to the Excalibur Notes and any Excalibur Transaction Document and any document directly related thereto (for the avoidance of doubt, not including this Agreement, the Excalibur Swap Termination Agreement and excluding any Initial Seller Claims) and their respective rights against each other thereunder are cancelled (including, without limitation, any rights, liabilities or obligations of any Excalibur Released Party with respect to payments or other obligations due and payable or due to be performed on or prior to the Effective Date); and (ii) without prejudice to (i) above, all manners of action, causes of action, judgments, executions, debts, demands, rights, damages, costs, expenses, actions under chapter 5 of the Bankruptcy Code or similar actions under other applicable law, and claims of every kind, nature and character whatsoever, whether in law or in equity, whether based on contract (including, without limitation, quasi contract or estoppel), statute, regulation, tort (including, without limitation, intentional torts, fraud, misrepresentation, defamation, breaches of alleged fiduciary duty, recklessness, gross negligence, or negligence) or otherwise, accrued or unaccrued, known or unknown, matured or unmatured, liquidated or unliquidated, certain or contingent that such Debtor ever had or claimed to have or now has or claims to have presently or at any future date against each Excalibur Released Party arising under or related to the Excalibur Notes and any other Excalibur Transaction Document and any document directly related thereto (for the avoidance of doubt, not including this Agreement, the Excalibur Swap Termination Agreement and excluding any Initial Seller Claims) and their negotiation, execution, performance, any

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breaches thereof, or their termination. The Debtors agree and acknowledge that each of the Excalibur Released Parties is an express third party beneficiary of, and solely of, this section 7.1(b) of this Agreement. For the avoidance of doubt, any release provided by LBSF or LBHI hereunder shall not limit or affect any releases that LBSF or LBHI provides under the Excalibur Swap Termination Agreement.

7.2.    DB’s Releases.  Upon the occurrence of the Effective Date, and except as to (i) the Allowed DB Claim, (ii) DB’s distribution entitlements in the Chapter 11 Cases, (iii) the Acquired Other Creditor Claims preserved according to section 2.2 of this Agreement, (iv) the performance of the obligations set forth herein, and (v) any claims arising from or under this Agreement, the Excalibur Note Purchase Agreement, the Excalibur Earn-Out Agreement and/or the Excalibur Swap Termination Agreement, and in each case subject to the effectiveness of this Agreement in accordance with section 8 below, and in consideration of the foregoing and each Debtor’s execution of this Agreement, DB and its successors and assigns, will fully and forever release, discharge and acquit each Debtor, and their respective financial advisors, accountants and attorneys, from all manners of action, causes of action, judgments, executions, debts, demands, rights, damages, costs, expenses, and claims of every kind, nature, and character whatsoever, whether at law or in equity, whether based on contract (including, without limitation, quasi-contract or estoppel), statute, regulation, tort (excluding intentional torts, fraud, recklessness, gross negligence or willful misconduct) or otherwise, accrued or unaccrued, known or unknown, matured or unmatured, liquidated or unliquidated, certain or contingent, including, without limitation, any administrative expense claims arising under section 503 of the Bankruptcy Code (collectively, “Debtor Released Claims”) including, without limitation, any Debtor Released Claims against any of the Debtors and their respective financial advisors, accountants and attorneys, for any actions or actions omitted to be taken by any of them with regard to the Excalibur Swap Documents, the Excalibur Notes and any other Excalibur Transaction Document and any document directly related thereto (for the avoidance of doubt, not including this Agreement, the Excalibur Note Purchase Agreement, the Excalibur Earn-Out Agreement and/or the Excalibur Swap Termination Agreement), in each case, as to all of the Debtor Released Claims, only to the extent such Debtor Released Claims arose prior to the Execution Date.

8.	Effectiveness of Agreement.

8.1.    Sections 4, 5.5, 5.6, 6.4, 8.2, 8.3, 9, 10 and this section 8.1 of this Agreement shall be effective upon the Execution Date.

8.2.    Effectiveness of this Agreement, with the exception of sections 4, 5.5, 5.6, 6.4 8.1, 8.3, 9 ,10 and this section 8.2, is subject to the Effective Date having occurred.

8.3.    This entire Agreement shall be null and void, and each of the Parties’ respective interests, rights, remedies and defenses shall be restored without prejudice as if this Agreement had never been executed, except as to this section 8.3 and section 9.4, if the entry of the Confirmation Order is denied with prejudice.

9.	Termination.

9.1.    Automatic Termination.  This Agreement shall automatically terminate on any date on which the Bankruptcy Court denies with prejudice the motion seeking the Confirmation Order with prejudice.

9.2.    Lehman US’s Right to Terminate.  Each Debtor shall have the right, at its election, to terminate this Agreement by written notice to DB if (a) there is a breach, in any material respect, of the representations, warranties and/or covenants of DB hereunder, taken as a whole, and DB shall fail to cure such breach within ten (10) Business Days following written notice of such breach from

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any of the Debtors. Notwithstanding anything to the contrary in this Agreement, (i) nothing herein requires any Debtor to breach any fiduciary obligations it has under applicable law; and (ii) to the extent such fiduciary obligations require any Debtor to terminate its obligations hereunder, it may do so without incurring any liability to any creditors.

9.3.      DB’s Right to Terminate.  DB shall have the right, at its election, to terminate this Agreement by written notice to the Debtors if

(a)    there is a breach, in any material respect, of the representations, warranties and/or covenants of the Debtors hereunder, taken as a whole, and the Debtors shall fail to cure such breach within ten (10) Business Days following written notice of such breach from DB;

(b)    the Debtors make a modification to the structure, classification or distribution scheme under the Existing Plan that would materially adversely affect the timing of distributions in respect of the Allowed DB Claim, or reduce the recovery estimates set forth in the Disclosure Statement with respect to claims that are classified as Class 5 claims in the Existing Plan, or reclassify the Allowed DB Claim into a class other than Class 5; provided, however, that with respect to sections 9.3(b), (d), and (e), (i) the Debtors do not guarantee, represent, warrant or otherwise commit that any creditor will receive any specific recovery amount or proportion under the Plan, and (ii) modifications to the projected recovery amounts or proportions set forth in the Disclosure Statement approved by the Bankruptcy Court with respect to the Existing Plan due to or based upon, among other things, any factor, including, without limitation, revised projections of asset values or the amount, enforceability and/or priority of any claims shall not constitute materially different or materially adverse terms of the Plan in relation to the Existing Plan;

(c)    Dr. Michael C. Frege, in his capacity as Insolvency Administrator of Bankhaus, terminates that certain Amended and Restated Settlement Agreement dated as of March 1, 2011 by and among the Debtors and certain of their non-Debtor affiliates, in accordance with its terms;

(d)    the Debtors make any changes or amendments to the Existing Plan or Disclosure Statement, or the Debtors take any other action (including, without limitation, with respect to claims, asset transfers or allocations) in each case, that individually or, in the aggregate together with all other such changes, amendments, actions and agreements, will, if the Plan were to be consummated, materially and adversely affect the treatment of, estimated recoveries by, or distribution to, or proportionate share of the US Debtors’ assets that are distributed pursuant to the Plan to, the Allowed DB Claims as compared to the Existing Plan;

(e)    the Effective Date does not occur on or before March 31, 2012, provided, that such date may be extended with the consent of DB, which consent may be withheld at their discretion.

9.4.      Effect of Termination.  In the event that this Agreement is terminated in accordance with its terms by any Party (or in the event this Agreement becomes null and void as provided in section 8.3), then neither this Agreement, nor any motion or other pleading filed in the Bankruptcy Court with respect to the approval of this Agreement or confirmation of the Plan, shall have any res judicata or collateral estoppel effect or be of any force or effect, each of the Parties’ respective interests, rights, remedies and defenses shall be restored without prejudice as if this Agreement had never been executed and the Parties hereto shall be automatically relieved of any further obligations hereunder. Except as expressly provided herein, this Agreement and all communications and negotiations among the Parties with respect hereto or any of the transactions contemplated hereunder are without waiver of or prejudice to the Parties rights and remedies and the Parties hereby reserve all claims, defenses and positions that they may have with respect to each other.

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10.	Venue and Choice of Law.

10.1.    Venue.  The Parties expressly consent and submit to the exclusive jurisdiction of the Bankruptcy Court over any actions or proceedings relating to the enforcement or interpretation of this Agreement and any Party bringing such action or proceeding shall bring such action or proceeding in the Bankruptcy Court, except in each case for any action or proceeding involving questions of foreign law in relation to the determination and amount of the Bankhaus Claims and the Bankhaus Distributions. Each of the Parties agrees that a final judgment in any such action or proceeding, including all appeals, shall be conclusive and may be enforced in other jurisdictions (including any foreign jurisdictions) by suit on the judgment or in any other manner provided by applicable law. If the Bankruptcy Court refuses or abstains from exercising jurisdiction over the enforcement of this Agreement and/or any actions or proceedings arising hereunder or thereunder, then the Parties agree that venue may be in any other state or federal court located within the County of New York in the State of New York having proper jurisdiction. Each Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, (i) any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement with the Bankruptcy Court or with any other state or federal court located within the County of New York in the State of New York, and (ii) the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court, except in each case for any action or proceeding involving questions of foreign law in relation to the determination and amount of the Bankhaus Claims and the Bankhaus Distributions. Each Party irrevocably consents to service of process in the manner provided for notices in section 11 hereof. Nothing in this Agreement will affect the right, or requirement, of any Party to this Agreement to serve process in any other manner permitted or required by applicable law.

10.2.    Choice of Law.  This Agreement and all claims and disputes arising out of or in connection with this Agreement, shall be governed by and construed in accordance with the laws of the State of New York and the Bankruptcy Code, without regard to choice of law principles to the extent such principles would apply a law other than that of the State of New York or the Bankruptcy Code; provided, however, that applicable German law shall govern in relation to the determination and amount of the Bankhaus Claims and the Bankhaus Distribution.

11.              Notices.   All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next Business Day, (c) three Business Days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one Business Day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent:

To any Debtor at:

1271 Avenue of the Americas, 39th Floor

New York, New York 10020

U.S.A.

Attn: John Suckow and Daniel J. Ehrmann

Facsimile: (646) 834-0874

With a copy (which shall not constitute notice) to:

Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, New York 10153

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U.S.A.

Attn: Lori R. Fife, Esq. and Richard P. Krasnow, Esq.

Facsimile: (212) 310-8007

To DB at:

Deutsche Bundesbank

Wilhelm-Epstein-Straße 14

60431 Frankfurt am Main, Germany

Attn: Peter Griep

With a copy (which shall not constitute notice) to:

Freshfields Bruckhaus Deringer LLP

Bockenheimer Aniage 44

60322 Frankfurt am Main, Germany

Attn: Bernhard Kaiser and Dr. Gunila Weber

Vinson & Elkins LLP

666 Fifth Avenue, Suite 26

New York, NY 10103-0040

Attn: Jane Vris and Steven M. Abramowitz

or to such other address as may have been furnished by a Party to each of the other Parties by notice given in accordance with the requirements set forth above.

12.              Expenses.  The fees and expenses incurred by each Party (including the fees of any attorneys, accountants, investment bankers, financial advisors or any other professionals engaged by such Party) in connection with this Agreement and the transactions contemplated hereby, whether or not the transactions contemplated hereby are consummated, will be paid by such Party.

13.              No Admission of Liability.  Each Party acknowledges that this Agreement effects a settlement of potential claims and counterclaims that are denied and contested, and that nothing contained herein shall be construed as an admission of liability or wrongdoing.

14.              Entire Agreement.  This Agreement constitutes the entire and only agreement of the Parties concerning the subject matter hereof. This Agreement supersedes and replaces any and all prior or contemporaneous verbal or written agreements between the Parties concerning the subject matter hereof, and to the extent of any conflicts between the Plan and the terms of this Agreement, the terms of this Agreement shall control. The Parties acknowledge that this Agreement is not being executed in reliance on any verbal or written agreement, promise or representation not contained herein.

15.              No Oral Modifications.  This Agreement may not be modified or amended orally. This Agreement only may be modified or amended by a writing signed by a duly authorized representative of each Party hereto. Any waiver of compliance with any term or provision of this Agreement on the part of the Debtors must be provided in a writing signed by DB. Any waiver of compliance with any term or provision of this Agreement on the part of DB must be provided in a writing signed by each Debtor. No waiver of any breach of any term or provision of this Agreement shall be construed as a waiver of any subsequent breach.

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16.               Construction.  This Agreement constitutes a fully negotiated agreement among commercially sophisticated parties and therefore shall not be construed or interpreted for or against any Party, and any rule or maxim of construction to such effect shall not apply to this Agreement.

17.              Binding Effect; Successor and Assigns.  This Agreement shall inure to the benefit of and be binding upon the Parties and their respective successors and permitted assigns; provided, however, that subject to section 5.6, no Party may assign its rights or obligations under this Agreement prior to the Effective Date without the written consent of the other Party, which consent shall not be unreasonably withheld or delayed, and any assignment not in accordance with the terms hereof shall be null and void ab initio.

18.               Counterparts.  This Agreement may be executed in counterparts, each of which constitutes an original, and all of which, collectively, constitute only one agreement. The signatures of all of the Parties need not appear on the same counterpart.

19.              Headings; Schedules and Exhibits.  The headings utilized in this Agreement are designed for the sole purpose of facilitating ready reference to the subject matter of this Agreement. Said headings shall be disregarded when resolving any dispute concerning the meaning or interpretation of any language contained in this Agreement. References to sections, unless otherwise indicated, are references to sections of this Agreement. All Schedules to this Agreement are hereby made a part hereof and incorporated herein by reference for all purposes. Reference to any Schedule herein shall be to the Schedules attached hereto.

20.              Severability and Construction.  If any provision of this Agreement shall be held by a court of competent jurisdiction to be illegal, invalid or unenforceable, the remaining provisions shall remain in full force and effect if the essential terms and conditions of this Agreement for each Party remain valid, binding, and enforceable.

21.               Acknowledgments.  THIS AGREEMENT, THE PLAN, AND THE TRANSACTIONS CONTEMPLATED HEREIN AND THEREIN, ARE THE PRODUCT OF NEGOTIATIONS BETWEEN THE PARTIES AND THEIR RESPECTIVE REPRESENTATIVES. EACH PARTY HEREBY ACKNOWLEDGES THAT THIS AGREEMENT IS NOT AND SHALL NOT BE DEEMED TO BE A SOLICITATION OF VOTES FOR THE ACCEPTANCE OF A CHAPTER 11 PLAN FOR THE PURPOSES OF SECTIONS 1125 AND 1126 OF THE BANKRUPTCY CODE OR OTHERWISE. THE DEBTORS WILL NOT SOLICIT ACCEPTANCES OF THE PLAN FROM ANY PERSON OR ENTITY UNTIL THE PERSON OR ENTITY HAS BEEN PROVIDED WITH A COPY OF A DISCLOSURE STATEMENT APPROVED BY THE BANKRUPTCY COURT. NOTHING IN THIS AGREEMENT SHALL REQUIRE ANY PARTY TO TAKE ANY ACTION PROHIBITED BY THE BANKRUPTCY CODE, THE SECURITIES ACT OF 1933 (AS AMENDED), THE SECURITIES EXCHANGE ACT OF 1934 (AS AMENDED), ANY RULE OR REGULATIONS PROMULGATED THEREUNDER, OR BY ANY OTHER APPLICABLE LAW OR REGULATION OR BY AN ORDER OR DIRECTION OF ANY COURT OR ANY APPLICABLE GOVERNMENTAL AUTHORITY.

22.              Waiver of Jury Trial.  EACH OF THE PARTIES HERETO HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS AGREEMENT OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH OR IN RESPECT OF ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTION OF ANY PARTY OR ARISING OUT OF ANY EXERCISE BY ANY PARTY OF ITS RESPECTIVE RIGHTS UNDER THIS AGREEMENT OR IN ANY WAY

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RELATING TO THE TRANSACTIONS CONTEMPLATED HEREBY (INCLUDING, WITHOUT LIMITATION, WITH RESPECT TO ANY ACTION TO RESCIND OR CANCEL THIS AGREEMENT AND WITH RESPECT TO ANY CLAIM OR DEFENSE ASSERTING THAT THIS AGREEMENT WAS FRAUDULENTLY INDUCED OR IS OTHERWISE VOID OR VOIDABLE). THIS WAIVER OF RIGHT TO TRIAL BY JURY IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. EACH OF THE PARTIES HERETO IS HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION 22 IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER. THIS WAIVER OF JURY TRIAL IS A MATERIAL INDUCEMENT FOR THE PARTIES HERETO TO ENTER INTO THIS AGREEMENT.

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IN WITNESS WHEREOF, each Party by his or its duly authorized representative has executed this Agreement as of the date first written above:

LEHMAN BROTHERS HOLDINGS INC., as Debtor and Debtor in Possession in its chapter 11 case in the United States Bankruptcy Court for the Southern District of New York, Case No. 08-13555 (JMP)	DEUTSCHE BUNDESBANK

By:
	Name:	Peter Griep
	Title:	Bundesbankdirector

By:	By:
	Name:	Chiristine Glockmann
Name: Daniel J. Ehrmann	Title:	Bundesbankdirector
Title: Vice President

LEHMAN BROTHERS SPECIAL FINANCING INC., AS DEBTOR AND DEBTOR IN POSSESSION IN ITS CHAPTER 11 CASE IN THE UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, CASE NO. 08-13555 (JMP)

By:
Name: Daniel J. Ehrmann
Title: Vice President

LEHMAN COMMERCIAL PAPER INC., as Debtor and Debtor in Possession in its chapter 11 case in the United States Bankruptcy Court for the Southern District of New York, Case No. 08-13555 (JMP)	LEHMAN BROTHERS COMMERCIAL CORPORATION, as Debtor and Debtor in Possession in its chapter 11 case in the United States Bankruptcy Court for the Southern District of New York, Case No. 08-13555 (JMP)

By:	By:
Name: Daniel J. Ehrmann	Name: Daniel J. Ehrmann
Title: Vice President	Title: Vice President

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LEHMAN BROTHERS FINANCIAL PRODUCTS INC., as Debtor and Debtor in Possession in its chapter 11 case in the United States Bankruptcy Court for the Southern District of New York, Case No. 08-13555 (JMP)	LEHMAN BROTHERS OTC DERIVATIVES INC., as Debtor and Debtor in Possession in its chapter 11 case in the United States Bankruptcy Court for the Southern District of New York, Case No. 08-13555 (JMP)

By:	By:
Name: Daniel J. Ehrmann	Name: Daniel J. Ehrmann
Title: Vice President	Title: Vice President

LEHMAN BROTHERS DERIVATIVE PRODUCTS INC., as Debtor and Debtor in Possession in its chapter 11 case in the United States Bankruptcy Court for the Southern District of New York, Case No. 08-13555 (JMP)	LEHMAN BROTHERS COMMODITY SERVICES INC., as Debtor and Debtor in Possession in its chapter 11 case in the United States Bankruptcy Court for the Southern District of New York, Case No. 08-13555 (JMP)

By:	By:
Name: Daniel J. Ehrmann	Name: Daniel J. Ehrmann
Title: Vice President	Title: Vice President

LEHMAN BROTHERS SCOTTISH FINANCE L.P. as Debtor and Debtor in Possession in its chapter 11 case in the United States Bankruptcy Court for the Southern District of New York, Case No. 08-13555 (JMP), by its general partner Property Asset Management Inc.	CES AVIATION LLC, as Debtor and Debtor in Possession in its chapter 11 case in the United States Bankruptcy Court for the Southern District of New York, Case No. 08-13555 (JMP)

By:	By:
Name: Daniel J. Ehrmann	Name: Daniel J. Ehrmann
Title: Vice President	Title: Vice President

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CES AVIATION V LLC, as Debtor and Debtor in Possession in its chapter 11 case in the United States Bankruptcy Court for the Southern District of New York, Case No. 08-13555 (JMP)	CES AVIATION IX LLC, as Debtor and Debtor in Possession in its chapter 11 case in the United States Bankruptcy Court for the Southern District of New York, Case No. 08-13555 (JMP)

By:	By:
Name: Daniel J. Ehrmann	Name: Daniel J. Ehrmann
Title: Vice President	Title: Vice President

EAST DOVER LIMITED, as Debtor and Debtor in Possession in its chapter 11 case in the United States Bankruptcy Court for the Southern District of New York, Case No. 08-13555 (JMP)	LUXEMBOURG RESIDENTIAL PROPERTIES LOAN FINANCE S.A.R.L., as Debtor and Debtor in Possession in its chapter 11 case in the United States Bankruptcy Court for the Southern District of New York, Case No. 08-13555 (JMP)

By:	By:
Name: Daniel J. Ehrmann	Name: Daniel J. Ehrmann
Title: Duly Authorized Officer	Title: Manager

BNC MORTGAGE LLC, as Debtor and Debtor in Possession in its chapter 11 case in the United States Bankruptcy Court for the Southern District of New York, Case No. 08-13555 (JMP)	STRUCTURED ASSET SECURITIES CORPORATION, as Debtor and Debtor in Possession in its chapter 11 case in the United States Bankruptcy Court for the Southern District of New York, Case No. 08-13555 (JMP)

By:	By:
Name: John Suckow	Name: Daniel J. Ehrmann
Title: Authorized Signatory	Title: Vice President

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LB ROSE RANCH LLC, as Debtor and Debtor in Possession in its chapter 11 case in the United States Bankruptcy Court for the Southern District of New York, Case No. 08-13555 (JMP)	LB 2080 KALAKAUA OWNERS LLC, as Debtor and Debtor in Possession in its chapter 11 case in the United States Bankruptcy Court for the Southern District of New York, Case No. 08-13555 (JMP), by its managing member PAMI LLC

By:	By:
Name: Daniel J. Ehrmann	Name: Daniel J. Ehrmann
Title: Authorized Signatory	Title: Vice President

MERIT LLC, as Debtor and Debtor in Possession in its chapter 11 case in the United States Bankruptcy Court for the Southern District of New York, Case No. 08-13555 (JMP), by its Manager Lehman Commercial Paper Inc.	LB SOMERSET LLC, as Debtor and Debtor in Possession in its chapter 11 case in the United States Bankruptcy Court for the Southern District of New York, Case No. 08-13555 (JMP), by its managing member PAMI LLC

By:	By:
Name: Daniel J. Ehrmann	Name: Daniel J. Ehrmann
Title: Vice President	Title: Vice President

LB PREFERRED SOMERSET LLC, as Debtor and Debtor in Possession in its chapter 11 case in the United States Bankruptcy Court for the Southern District of New York, Case No. 08-13555 (JMP), by its managing member PAMI LLC	LB 745 LLC, as Debtor and Debtor in Possession in its chapter 11 case in the United States Bankruptcy Court for the Southern District of New York, Case No. 08-13555 (JMP)

By:	By:
Name: Daniel J. Ehrmann	Name: Daniel J. Ehrmann
Title: Vice President	Title: Vice President

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PAMI STATLER ARMS LLC, as Debtor and Debtor in Possession in its chapter 11 case in the United States Bankruptcy Court for the Southern District of New York, Case No. 08-13555 (JMP)

By:
Name: Daniel J. Ehrmann
Title: Authorized Signatory

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Exhibit 1: Form of Joinder

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JOINDER TO PLAN SUPPORT AGREEMENT

Dated as of [    ], 2011

THIS JOINDER (this “Joinder”) to the Settlement Agreement made and entered into as of [    ], 2011, by and among the Debtors2 and the Deutsche Bundesbank (the “Transferor”) (as the same may hereafter be amended, modified or amended and restated, the “Agreement”), is made and entered into as of the date hereof by and between the Debtors and [TRANSFEREE] (the “Transferee”). All capitalized terms used but not otherwise defined herein shall have the meaning given to such terms in the Agreement.

W I T N E S S E T H:

WHEREAS, the Transferor has transferred to Transferee those claims listed on Schedule 1 attached hereto (the “Transferred Claims”); and

WHEREAS, the Agreement requires Transferee to become a party to the Agreement with respect to the Transferred Claims, and the Transferee agrees to do so in accordance with the terms hereof.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Joinder hereby agree as follows:

1.        Agreement to be Bound. The Transferee hereby agrees that upon execution of this Joinder, with respect to the Transferred Claims, it shall become a party to the Agreement and shall be fully bound by, and subject to, all of the covenants, terms, obligations and conditions of the Agreement as though it were an original Party thereto. The Transferee shall not be bound to or subject to the covenants, terms, obligations and conditions of the Agreement with respect to any claims that the Transferee may hold from time to time other than the Transferred Claims.

2.        Promptly upon execution of this Joinder by the Transfee, Transfee shall deliver a copy of this Joinder including Schedule 1 to the Debtors in accordance with the Agreement.

2         As used herein, “Debtors” means Lehman Brothers Holdings Inc. (“LBHI”); Lehman Brothers Special Financing Inc.; Lehman Commercial Paper Inc.; Lehman Brothers Commercial Corporation; Lehman Brothers Financial Products Inc.; Lehman Brothers OTC Derivatives Inc.; Lehman Brothers Derivative Products Inc.; Lehman Brothers Commodity Services Inc.; Lehman Scottish Finance L.P.; CES Aviation LLC; CES Aviation V LLC; CES Aviation IX LLC; East Dover Limited; Luxembourg Residential Properties Loan Finance S.a.r.l; BNC Mortgage LLC; Structured Asset Securities Corporation; LB Rose Ranch LLC; LB 2080 Kalakaua Owners LLC; Merit LLC; LB Somerset LLC; LB Preferred Somerset LLC; LB 745 LLC; and PAMI Statler Arms LLC.

21

STRICTLY PRIVATE & CONFIDENTIAL

FOR SETTLEMENT PURPOSES ONLY

SUBJECT TO FRE 408 AND OTHER RULES OF SIMILAR IMPORT

ATTORNEY WORK PRODUCT

3.        Notices. All notices and other communications given or made to Transferee pursuant to the Agreement shall be deemed given if in writing and if sent by confirmed electronic mail, facsimile, courier, or by registered or certified mail (return receipt requested) to the following addresses and facsimile numbers:

Attn:

E-Mail:

With a copy (which shall not constitute notice) to:

Attn:

E-Mail:

or to such other address as may have been furnished by Transferee by notice given in accordance with the requirements set forth in the Agreement. Any notice given by delivery, mail or courier shall be effective when received. Any notice given by facsimile or electronic mail shall be effective upon oral or machine confirmation of transmission.

4.        This Joinder shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

5.        This Joinder may be executed in counterparts, each such counterpart shall be deemed an original and all such counterparts shall together constitute one instrument.

* * * * *

This Joinder to the Agreement shall be effective as of the date first set forth above.

[TRANSFEREE]:

By:	[ ]

By:
Name:
Title:

22

STRICTLY PRIVATE & CONFIDENTIAL

FOR SETTLEMENT PURPOSES ONLY

SUBJECT TO FRE 408 AND OTHER RULES OF SIMILAR IMPORT

ATTORNEY WORK PRODUCT

SCHEDULE A: THE BANKHAUS CLAIMS

[See attached PDF for Schedule A]

23

Amtsgericht Frankfurt am Main - Insolvenzgericht -

I n s o l v e n z t a b e l l e - Abt. I -

Geschäfts-Nr.	810 IN 1120/08 L-2
Schuldner/in

Lehman Brothers Bankhaus Aktiengesellschaft, Rathenauplatz 1, 60313

Frankfurt am Main (AG Frankfurt am Main, HRB 28139), vertreten durch:

1. Michael Bonacker, (Vorstand),

2. Hans Martin Bury, (Vorstand),

3. Dr. Patrick Schmitz-Morkramer, (Vorstand),

4. Christian Spieler, (Vorstand),

5. Helmut Olivier, (Vorstand)

Insolvenzverwalter/in	Rechtsanwalt Dr. Michael C. Frege, Barckhausstrasse 12-16, 60325 Frankfurt/Main, Tel. 069/71701-300, Fax 069/71701-40-410
Gläubiger/in	Deutsche Bundesbank, Wilhelm-Epstein-Straße 14, 60431 Frankfurt
Az. d. Gläubiger/s/in
Gläubigervertreter/in
Az. d. Gläubigervertr.
Hinweis auf die Vollmacht
Tag der Anmeldung	03.02.2009
Blattzahien der Anmeldung
Beanspruchter Rang	0
Laufende Nummer	252

Angemeldeter Betrag EUR	Grund der Forderung (urkundliche Beweisstücke)	Ergebnis der Prüfungsverhandlungen
1.) 7.187.190.417, 106.483.651.81 2.) 22.435.163,27 7.316.109.232,79	Forderung aus Darlehen Zinsen Forderung aus Kostenerstattung für Verwertung der Sicherheiten	Zu 1.) Festgestellt für den Ausfall. Zu 2.) Vom Verwalter bestritten. Frankfurt am Main, den 07.07.2009 Amtsgericht

		Krämer
Berichtigungen/Bemerkungen

Local Court Frankfurt am Main – Insolvency Court -

Insolvency Schedule – Division I –

File Number	810 IN 1120/08 L-2
Debtor

Lehman Brothers Bankhaus AG, Rathenauplatz 1, 60313 Frankfurt am Main (local court Frankfurt am Main, HRB 28139), represented by:

1. Michael Bonacker, (member of excutive board)

2. Hans Martin Bury, (member of executive board)

3. Dr. Patrick Schmitz-Morkramer, (member of executive board)

4. Christian Spieler, (member of executive board)

5. Helmut Olivier, (member of executive board)

Insolvency administrator	Attorney Dr. Michael C. Frege, Barckhausstrasse, 12-16, 60325 Frankfurt/Main, phone 069/71701-300, fax 069/71701-40-410
Creditor	Deutsche Bundesbank, Wilhelm-Epstein-Straße 14, 60431 Frankfurt
Number of creditor(s)
Representative of creditor
Number of representatives of creditor
Reference to power of attorney
Date of filing	3 February 2009
Number of pages of filing
Claimed rank	0
Serial number	252

Filed amount EUR	Ground of claim (documentary evidence)	Result of assessment proceeding
1.) 7,187,190,417. 106,483,651.81 2.) 22,435,163,27 7,316,109,232.79	Loan claim Interest Claim for reimbursement of costs for realization of collateral	Re 1.) ascertained for loss (“ausgefallen”, within the meaning of § 190 (1) of the German Insolvency Code). Re 2.) Contested by administrator. Frankfurt am Main, 7 July 2009 Local court Kraemer
Adjustments / remarks

STRICTLY PRIVATE & CONFIDENTIAL

FOR SETTLEMENT PURPOSES ONLY

SUBJECT TO FRE 408 AND OTHER RULES OF SIMILAR IMPORT

ATTORNEY WORK PRODUCT

SCHEDULE B

1.        Termination Agreement in respect of swap transactions and the related series 2008-2 EUR 254,500,000 Floating Rate Notes due 2017 issued by Saphir Finance Public Limited Company between Lehman Brothers Special Financing Inc., Saphir Finance Public Limited Company, BNY Mellon Corporate Trustee Services Limited (formerly BNY Corporate Trustee Services Limited), The Bank of New York Mellon, London Branch (formerly The Bank of New York), The Bank of New York Mellon (Ireland) Limited (formerly BNY Financial Services plc as successor to J.P. Morgan Bank (Ireland) plc), Deutsche Bundesbank and Lehman Brothers Holdings Inc. dated 26 July 2011.

2.        Termination Agreement in respect of swap transactions and the related series 2008-5 EUR 70,668,000 Floating Rate Notes due 2050 issued by Saphir Finance Public Limited Company between Lehman Brothers Special Financing Inc., Saphir Finance Public Limited Company, BNY Mellon Corporate Trustee Services Limited (formerly BNY Corporate Trustee Services Limited), The Bank of New York Mellon, London Branch (formerly The Bank of New York), The Bank of New York Mellon (Ireland) Limited (formerly BNY Financial Services plc as successor to J.P. Morgan Bank (Ireland) plc), Deutsche Bundesbank and Lehman Brothers Holdings Inc. dated 26 July 2011.

3.        Termination Agreement in respect of swap transactions and the related series 2008-4 EUR 1,285,259,000 Floating Rate Notes due 2046 issued by Saphir Finance Public Limited Company between Lehman Brothers Special Financing Inc., Saphir Finance Public Limited Company, BNY Mellon Corporate Trustee Services Limited (formerly BNY Corporate Trustee Services Limited), The Bank of New York Mellon, London Branch (formerly The Bank of New York), The Bank of New York Mellon (Ireland) Limited (formerly BNY Financial Services plc as successor to J.P. Morgan Bank (Ireland) plc), Deutsche Bundesbank and Lehman Brothers Holdings Inc. dated 26 July 2011.

24

EXHIBIT 6

PART C – AGREEMENT AMONG DEBTORS AND

ENTSCHÄDIGUNGSEINRICHTUNG DEUTSCHER BANKEN GMBH

EXECUTION VERSION

THIS AGREEMENT IS NOT A SOLICITATION OF ACCEPTANCES OF A CHAPTER 11 PLAN. SUCH SOLICITATION ONLY WILL BE MADE IN COMPLIANCE WITH ALL APPLICABLE PROVISIONS OF THE BANKRUPTCY CODE. ACCEPTANCES OR REJECTIONS OF A CHAPTER 11 PLAN WILL NOT BE SOLICITED UNTIL A DISCLOSURE STATEMENT HAS BEEN APPROVED BY THE BANKRUPTCY COURT.

SETTLEMENT AGREEMENT

This Settlement Agreement (the “Agreement”) is made and entered into as of September 30, 2011 (the “Execution Date”), by and among the Debtors1 and the Entschädigungseinrichtung deutscher Banken GmbH (“EdB”). The Debtors and EdB shall each be referred to individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, on September 15, 2008 and on various dates thereafter, each of the Debtors commenced a voluntary case under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”), which cases are being jointly administered under Case Number 08-13555 (JMP) (the “Chapter 11 Cases” and each a “Chapter 11 Case”);

WHEREAS, on November 12, 2008, the German banking regulator filed insolvency proceedings against Lehman Brothers Bankhaus Aktiengesellschaft (“Bankhaus”), and on November 13, 2008, the local court (Amtsgericht) of Frankfurt am Main opened insolvency proceedings and appointed Dr. Michael C. Frege as Insolvency Administrator (Insolvenzverwalter) of Bankhaus (the “Bankhaus Insolvency Proceeding”);

WHEREAS, EdB has filed a certain proof of claim against LBHI, Claim No. 17536 (the “Proof\ of Claim”), asserting amounts due from LBHI to EdB, pursuant to that certain guarantee dated November 21, 2002 between LBHI and Bankhaus (the “Guarantee”);

WHEREAS, the Parties are desirous of resolving all disputes and all other outstanding issues between the Parties regarding, inter alia, the enforceability of the Guarantee, and the methodology of calculating the amount of LBHI’s liability, if any, to EdB thereunder, and avoiding extensive and expensive litigation;

WHEREAS, on September 1, 2011, the Debtors filed the Third Amended Joint Chapter 11 Plan of Lehman Brothers Holdings Inc. and its Affiliated Debtors, ECF No. 19627 (said plan, as it may be amended or modified, the “Plan”) and, by order dated September 1, 2011, ECF No. 19631, the Bankruptcy Court approved the Disclosure Statement relating thereto, filed September 1, 2011, ECF No. 19629 (the “Disclosure Statement”); and

NOW, THEREFORE, in consideration of the recitals stated above, the agreements, promises and warranties set forth below and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1         As used herein, “Debtors” means Lehman Brothers Holdings Inc. (“LBHI”); Lehman Brothers Special Financing Inc.; Lehman Commercial Paper Inc.; Lehman Brothers Commercial Corporation; Lehman Brothers Financial Products Inc.; Lehman Brothers OTC Derivatives Inc.; Lehman Brothers Derivative Products Inc.; Lehman Brothers Commodity Services Inc.; Lehman Scottish Finance L.P.; CES Aviation LLC; CES Aviation V LLC; CES Aviation IX LLC; East Dover Limited; Luxembourg Residential Properties Loan Finance S.a.r.l; BNC Mortgage LLC; Structured Asset Securities Corporation; LB Rose Ranch LLC; LB 2080 Kalakaua Owners LLC; Merit LLC; LB Somerset LLC; LB Preferred Somerset LLC; LB 745 LLC; PAMI Statler Arms LLC.

EXECUTION VERSION

1.	Definitions

Except as otherwise specified herein or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Agreement.

“Allowed EdB Claim” has the meaning ascribed to it in section 2.1.

“Bankhaus Claims” means, as of any date, the aggregate amount of claims filed by EdB in the Bankhaus Insolvency Proceeding as of such date (based on compensation payments made to depositors of Bankhaus on the legal basis that EdB is successor of these depositors), but, in no event shall the Bankhaus Claims be more than the amount of such claims as accepted or approved (festgestellt) in the Bankhaus Insolvency Proceeding.

“Bankhaus Distributions” means distributions made pursuant to the Bankhaus Insolvency Proceeding on account of the Bankhaus Claims, net of any such amounts distributed that EdB is required, pursuant to applicable German law, to repay to Bankhaus.

“Bankruptcy Code” has the meaning ascribed to it in the Recitals.

“Bankruptcy Court” has the meaning ascribed to it in the Recitals.

“Business Day” means any day other than a Saturday, a Sunday, and any other day on which commercial banks in New York, New York or Berlin, Germany are required or authorized to close by law or executive order.

“Chapter 11 Case” has the meaning ascribed to it in the Recitals.

“Confirmation Date” means the date of the entry of the Confirmation Order by the Bankruptcy Court.

“Confirmation Order” means an order of the Bankruptcy Court (i) confirming the Plan pursuant to section 1129 of the Bankruptcy Code; (ii) approving, pursuant to Rule 9019 of the Federal Rules of Bankruptcy Procedure and applicable provisions of the Bankruptcy Code, the terms of this Agreement; and (iii) authorizing the Debtors to take all necessary corporate actions to consummate the transactions contemplated by this Agreement.

“Distribution Date” has the meaning ascribed to it in the Plan.

“Effective Date” means the date that the Plan becomes effective as provided for therein.

“Proof of Claim” has the meaning ascribed to it in the Recitals.

2.	Settlement of The Proof of Claim.

2.1.    Upon the Effective Date, pursuant to the Plan, Claim No. 17536 shall be allowed as non-priority unsecured third party guarantee claim against LBHI, classified under the Plan in LBHI Class 9, in the amount of $ 1,515,789.42 (the “Allowed EdB Claim”).

2.2.    Other than the Allowed EdB Claim, all other claims asserted or held by EdB against the Debtors shall be deemed expunged.

2.3.    The Allowed EdB Claim shall not, except as otherwise specifically provided for herein, be subject to further reduction, objections or defenses, whether by way of netting, set off, recoupment, counterclaim or otherwise, or any claim under section 510 of the Bankruptcy Code or

EXECUTION VERSION

otherwise which would have the effect of subordinating such claims to the claims of other general unsecured creditors.

2.4.    Pursuant to section 6.5(j) of the Plan, this Agreement shall be deemed incorporated into the Plan, and, accordingly, the provisions of this Agreement shall supersede any contrary or inconsistent provisions of the Plan with respect to EdB and the Allowed EdB Claim.

3.	Distribution

3.1.    In order to ensure that distributions are not made in respect of the Allowed EdB Claim, whether or not held by EdB that, together with the Bankhaus Distributions, exceed 100% of the amount of the Bankhaus Claims, EdB will provide LBHI with notice of each Bankhaus Distribution within twenty (20) Business Days following the receipt of such distribution by sending LBHI an itemized update substantially in the form attached hereto as Exhibit A (each, a “Bankhaus Distributions Update”). EdB shall include in each Bankhaus Distributions Update receipts or other evidence that EdB has received actual payments or made actual repayments of any amounts added to or deducted from the Bankhaus Distributions since the prior Bankhaus Distributions Update (or, in the case of the first Bankhaus Distributions Update, since the date of this Agreement). As soon as the Bankhaus Distributions and the distributions in relation to the Allowed EdB Claim equal 100% of the amount of the Bankhaus Claims, as accepted (festgestellt), no further distributions shall be made in respect of the Allowed EdB Claim. If EdB fails to provide the notice required by this section 3.1, all distributions on account of the Allowed EdB Claim shall be immediately suspended until such information is provided.

3.2.    As of the date hereof, the amount of the Bankhaus Claims as accepted (festgestellt) is $2,579,850.00 (being the amount set forth in the first sentence of section 5.5 (€1,820,000.00), converted into US Dollars at the exchange rate in effect on September 15, 2008 ($1.4175/€1).

3.3.    For the purposes of implementing Section 8.13 of the Plan with respect to distributions on account of the Allowed EdB Claim, on any Distribution Date LBHI shall distribute to EdB the lesser of (i) the distribution to which EdB would be entitled pursuant to the Plan without giving effect to Section 8.13 of the Plan and (ii) the distribution that, together with all prior distributions on account of the Allowed EdB Claim and all prior Bankhaus Distributions, would result in EdB receiving an aggregate distribution equal to 100% of the Bankhaus Claims as of such Distribution Date (such lesser amount, the “EdB Distribution Amount”).

3.4.    If, as of any Distribution Date, the Bankhaus Distributions and the distributions on account of the Allowed EdB Claim equal 100% of the amount of the Bankhaus Claims, no distributions shall be made under the Plan on account of the Allowed EdB Claim on such Distribution Date (each such Distribution Date, a “Non-Payment Distribution Date”). If, as of any subsequent Distribution Date following either one or more Non-Payment Distribution Dates or a Distribution Date on which EdB has received less than the distribution pursuant to section 3.3(i), the Bankhaus Claims have increased pursuant to section 3.2 (the “Increased Bankhaus Claims”) such that the EdB Distribution Amount is greater than zero on such subsequent Distribution Date, LBHI shall make a catch-up distribution to EdB to achieve the same result as if the Bankhaus Claims had been an amount equal to such Increased Bankhaus Claims as of all prior Distribution Dates (including any Non-Payment Distribution Dates) and as of such subsequent Distribution Date.

3.5.    In the event that, at any point in time, distributions received by EdB on account of the Allowed EdB Claim, whether or not held by EdB, together with the Bankhaus Distributions equal 100% of the amount of the Bankhaus Claims, LBHI may assert against Bankhaus any contractual or statutory rights it may have acquired against Bankhaus on account of distributions which LBHI made to EdB (e.g. claims for reimbursement) in accordance with applicable German law, provided LBHI’s right to assert such contractual or statutory rights shall be enforceable only to the extent and for so long as

EXECUTION VERSION

distributions received by EdB in respect of the Allowed EdB Claim, together with Bankhaus Distributions, continue to equal 100% of the Bankhaus Claims (after taking into account any Increased Bankhaus Claims).

3.6.    Any reference contained in this Agreement to EdB or the Allowed EdB Claim also refers to any transferee or any subsequent transferee of the Allowed EdB Claim and the transferred Allowed EdB Claim.

4.	Plan Support

4.1.    The Debtors’ Obligations.    The Debtors will (a) prosecute the Plan and entry of a Confirmation Order with respect to the Plan and (b) seek approval of the settlements provided for under this Agreement, pursuant to section 6.5 of the Plan.

4.2.    EdB’s Obligations.    Provided this Agreement has not been validly terminated, EdB agrees to perform and comply with the following obligations as to the Plan, which obligations shall become effective upon the Execution Date:

(a)    EdB shall not commence any proceeding or otherwise prosecute, join in, or support any objection to, or oppose or object to, the Plan, and will not consent to, support, or participate in the formulation of any other chapter 11 plan in the Chapter 11 Cases, provided that this Agreement has not been terminated pursuant to section 9 of this Agreement.

(b)    EdB shall timely vote to accept the Plan, provided, that EdB has been properly solicited pursuant to section 1125 of the Bankruptcy Code.

(c)    EdB shall support the confirmation and consummation of the Plan.

4.3.    Notwithstanding anything contained in section 4 or elsewhere in this Agreement, this Agreement is not, and shall not be deemed to be, a solicitation of votes for the acceptance of the Plan or the Plan pursuant to section 1125 of the Bankruptcy Code. Acceptance of the Plan will not be solicited until the Disclosure Statement, Plan and related ballots have been transmitted to parties entitled to receive the same in accordance with an order of the Bankruptcy Court.

5.          EdB’s Representations and Warranties.      In order to induce the Debtors to enter into and perform their obligations under this Agreement, EdB hereby represents, warrants and acknowledges as follows:

5.1.    Authority.    (i) EdB has the power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions contemplated herein and (ii) the execution, delivery and performance by EdB of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of EdB and no other proceedings on the part of EdB are necessary to authorize and approve this Agreement or any of the transactions contemplated herein.

5.2.    Validity.    This Agreement has been duly executed and delivered by EdB and constitutes the legal, valid and binding agreement of EdB, enforceable against EdB in accordance with its terms.

5.3.    Authorization of Governmental Authorities and Creditors.    No action by (including any authorization, consent or approval), in respect of, or filing with, any governmental authority is required for, or in connection with, the valid and lawful authorization, execution, delivery and performance by EdB pursuant to this Agreement.

EXECUTION VERSION

5.4.    Title; No Prior Transfer of Claims.

(a)    EdB (i) owns the Proof of Claim free and clear of any and all liens, claims, set-off rights, security interests, participations, or encumbrances, (ii) is not aware of any third party rights with respect to the Proof of Claim as of the Execution Date, and (iii) has not transferred or assigned to any other person the Proof of Claim, in whole or in part.

(b)    EdB may not, at any time prior to the Effective Date, transfer the Proof of Claim, or any rights or interests arising thereunder or related thereto, including without limitation any instruments, rights to payments or other consideration distributed or to be distributed to EdB under the Plan, in whole or in part. After the Effective Date, EdB may, at any time, transfer the Allowed EdB Claim, or any rights or interests arising thereunder or related thereto, including without limitation any instruments, rights to payments or other consideration distributed or to be distributed to EdB under the Plan, in whole or in part, so long as the transferee executes a joinder in this Agreement in the form annexed hereto as Exhibit B with respect to such transferred claims (a “Joinder”). Except as otherwise provided in this section 5.4, from the Effective Date, EdB shall not make any transfer of the Allowed EdB Claim, or any rights or interests arising thereunder or related thereto, to parties that do not execute a Joinder. From the Execution Date, and for so long as it holds an economic interest in the Proof of Claim or the Allowed EdB Claim, any transfers of the Proof of Claim or Allowed EdB Claim that are not in compliance with this section 5.4(b) shall be deemed null and void and without effect.

(c)    EdB shall not grant any proxies, deposit the Proof of Claim or the Allowed EdB Claim into a voting trust, or enter into a voting agreement or any similar agreement with respect thereto, unless such agreement provides, in writing, in a form enforceable by, and reasonably satisfactory to, the Debtors for compliance with this Agreement.

5.5.    Bankhaus Claims.  As of the date hereof, the Bankhaus Claims have been accepted or approved (festgestellt) in the Bankhaus Insolvency Proceeding in the amounts of not less than €1,820,000.00 as claims based on compensation payments on the legal basis that EdB is successor of those depositors. The Bankhaus Claims are subject to further acceptance or approval in higher amounts in the Bankhaus Insolvency Proceeding.

5.6.    No Reliance.  EdB (i) is a sophisticated party with respect to the subject matter of this Agreement, (ii) has been represented and advised by legal counsel in connection with this Agreement, (iii) has adequate information concerning the matters that are the subject of this Agreement, and (iv) has independently and without reliance upon any Debtor or any of their affiliates or any officer, employee, agent or representative thereof, and based on such information as EdB has deemed appropriate, made his own analysis and decision to enter into this Agreement, except that EdB has relied upon each Debtor’s express representations, warranties and covenants in this Agreement. EdB acknowledges that it has entered into this Agreement voluntarily and of his own choice and not under coercion or duress.

6.    Lehman US’s Representations and Warranties.  In order to induce EdB to enter into and perform its obligations under this Agreement, each Debtor hereby represents, warrants and acknowledges as follows:

EXECUTION VERSION

6.1.    Authority.  Subject to the occurrence of the Effective Date, (i) each signatory Debtor has the power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions contemplated herein and (ii) the execution, delivery and performance by such Debtor of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of such Debtor and no other proceedings on the part of such Debtor are necessary to authorize and approve this Agreement or any of the transactions contemplated herein.

6.2.    Validity.  Subject to the occurrence of the Effective Date, this Agreement has been duly executed and delivered by each Debtor and constitutes the legal, valid and binding agreement of each Debtor, enforceable against each Debtor in accordance with its terms.

6.3.    Authorization of Governmental Authorities.  No action by (including any authorization, consent or approval), in respect of, or filing with, any governmental authority is required for, or in connection with, the valid and lawful authorization, execution, delivery and performance by each Debtor and each Non-Debtor Affiliate of this Agreement, other than entry of the Confirmation Order.

6.4.    No Reliance.  Each Debtor (i) is a sophisticated party with respect to the matters that are the subject of this Agreement, (ii) has had the opportunity to be represented and advised by legal counsel in connection with this Agreement, (iii) has adequate information concerning the matters that are the subject of this Agreement, and (iv) has independently and without reliance upon EdB or any of its affiliates or any officer, employee, agent or representative thereof, and based on such information as such Debtor has deemed appropriate, made its own analysis and decision to enter into this Agreement, except that such Debtor has relied upon EdB’s express representations, warranties and covenants in this Agreement, which it enters, or as to which it acknowledges and agrees, voluntarily and of its own choice and not under coercion or duress.

7.	Releases.

7.1.    Lehman US’s Releases.  Upon the occurrence of the Effective Date, and except as to (i) the agreements, promises, settlements, representations and warranties set forth in this Agreement, and (ii) the performance of the obligations set forth herein, and subject to the effectiveness of this Agreement in accordance with section 8 below, and in consideration of the foregoing and the EdB’s execution of this Agreement, each Debtor on behalf of itself, its estate, its successors and assigns, will fully and forever release, discharge and acquit EdB, and its directors, officers, partners, members, representatives, employees, financial advisors, tax advisors, accountants and attorneys, from all manners of action, causes of action, judgments, executions, debts, demands, rights, damages, costs, expenses, and claims of every kind, nature, and character whatsoever, whether at law or in equity, whether based on contract (including, without limitation, quasi-contract or estoppel), statute, regulation, tort (excluding intentional torts, fraud, recklessness, gross negligence or willful misconduct) or otherwise, accrued or unaccrued, known or unknown, matured or unmatured, liquidated or unliquidated, certain or contingent.

7.2.    EdB’s Releases.  Upon the occurrence of the Effective Date, and except as to (i) the Allowed EdB Claim, (ii) EdB’s distribution entitlements in the Chapter 11 Cases, (iii) the agreements, promises, settlements, representations and warranties set forth in this Agreement, (iv) the performance of the obligations set forth herein, and (v) EdB’s distribution entitlements in the Bankhaus Insolvency Proceeding, and, subject to the effectiveness of this Agreement in accordance with section 8 below, and in consideration of the foregoing and each Debtor’s execution of this Agreement, EdB and its successors and assigns, will fully and forever release, discharge and acquit each Debtor, and their respective financial advisors, accountants and attorneys, from all manners of action, causes of action, judgments, executions, debts, demands, rights, damages, costs, expenses, and claims of every kind, nature, and character whatsoever, whether at law or in equity, whether based on contract (including, without limitation, quasi-contract or estoppel), statute, regulation, tort (excluding intentional torts, fraud, recklessness, gross

EXECUTION VERSION

negligence or willful misconduct) or otherwise, accrued or unaccrued, known or unknown, matured or unmatured, liquidated or unliquidated, certain or contingent, including, without limitation, any administrative expense claims arising under section 503 of the Bankruptcy Code.

8.	Effectiveness of Agreement.

8.1.    Sections 4, 5, 6, 8.1, 8.3, and 9 of this Agreement shall be effective upon the Execution Date.

8.2.    This Agreement, with the exception of sections 4, 5, 6, 8.1, 8.3, and 9, shall be effective upon the Effective Date.

8.3.    This entire Agreement shall be null and void, and each of the Parties’ respective interests, rights, remedies and defenses shall be restored without prejudice as if this Agreement had never been executed, except as to this section 8, if the entry of the Confirmation Order is denied with prejudice.

9.	Termination.

9.1.    Automatic Termination.  This Agreement shall automatically terminate on any date on which (i) the Debtors file a chapter 11 plan that provides for the substantive consolidation of one or more Debtors and Bankhaus, or (ii) the Bankruptcy Court denies the motion seeking the Confirmation Order with prejudice.

9.2.    Lehman US’s Right to Terminate.  Each Debtor shall have the right, at its election, to terminate this Agreement by written notice to EdB if (a) there is a breach, in any material respect, of the representations, warranties and/or covenants of EdB hereunder, taken as a whole, and EdB shall fail to cure such breach within ten (10) days following written notice of such breach from any of the Debtors (b) entry of the Confirmation Order is denied with prejudice by final and non-appealable order. Notwithstanding anything to the contrary in this Agreement, (i) nothing herein requires any Debtor to breach any fiduciary obligations it has under applicable law; and (ii) to the extent such fiduciary obligations require any Debtor to terminate its obligations hereunder, it may do so without incurring any liability to any creditors.

9.3.    EdB’s Right to Terminate.  EdB shall have the right, at its election, to terminate this Agreement by written notice to the Debtors if (a) there is a breach, in any material respect, of the representations, warranties and/or covenants of the Debtors hereunder, taken as a whole, and the Debtors shall fail to cure such breach within ten (10) days following written notice of such breach from EdB; (b) (b) entry of the Confirmation Order is denied with prejudice by final and non-appealable order; (c) LBHI makes any changes or amendments to the Plan or Disclosure Statement, or LBHI takes any other action (including, without limitation, with respect to claims, asset transfers or allocations) in each case, that individually or, in the aggregate together with all other such changes, amendments, actions and agreements, will, if the Plan were to be consummated, materially and adversely affect the treatment of, estimated recoveries by, or distribution to, or proportionate share of the LBHI’s assets that are distributed pursuant to the Plan to the Allowed EdB Claims; provided, however, that with respect to section 9.3(c), (i) the Debtors do not guarantee, represent, warrant or otherwise commit that any creditor will receive any specific recovery amount or proportion under the Plan, and (ii) modifications to the projected recovery amounts or proportions set forth in the Disclosure Statement due to or based upon, among other things, any factor, including, without limitation, revised projections of asset values or the amount, enforceability and/or priority of any claims shall not constitute materially different or materially adverse terms of the Plan; or (d) the Debtors file a chapter 11 plan that provides for the substantive consolidation of one or more Debtors and Bankhaus.

9.4.    Effect of Termination.  In the event that this Agreement is terminated in accordance with its terms by any Party, then neither this Agreement, nor any motion or other pleading

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filed in the Bankruptcy Court with respect to the approval of this Agreement or confirmation of the Plan, shall have any res judicata or collateral estoppel effect or be of any force or effect, each of the Parties’ respective interests, rights, remedies and defenses shall be restored without prejudice as if this Agreement had never been executed and the Parties hereto shall be automatically relieved of any further obligations hereunder. Except as expressly provided herein, this Agreement and all communications and negotiations among the Parties with respect hereto or any of the transactions contemplated hereunder are without waiver of or prejudice to the Parties rights and remedies and the Parties hereby reserve all claims, defenses and positions that they may have with respect to each other.

10.	Venue and Choice of Law.

10.1.    Venue.  The Parties expressly consent and submit to the exclusive jurisdiction of the Bankruptcy Court over any actions or proceedings relating to the enforcement or interpretation of this Agreement and any Party bringing such action or proceeding shall bring such action or proceeding in the Bankruptcy Court. Each of the Parties agrees that a final judgment in any such action or proceeding, including all appeals, shall be conclusive and may be enforced in other jurisdictions (including any foreign jurisdictions) by suit on the judgment or in any other manner provided by applicable law. If the Bankruptcy Court refuses or abstains from exercising jurisdiction over the enforcement of this Agreement and/or any actions or proceedings arising hereunder or thereunder, then the Parties agree that venue shall be in any other state or federal court located within the County of New York in the State of New York having proper jurisdiction. Each Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, (i) any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement with the Bankruptcy Court or with any other state or federal court located within the County of New York in the State of New York, and (ii) the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Each Party irrevocably consents to service of process in the manner provided for notices in section 11 hereof. Nothing in this Agreement will affect the right, or requirement, of any Party to this Agreement to serve process in any other manner permitted or required by applicable law.

10.2.    Choice of Law.  This Agreement and all claims and disputes arising out of or in connection with this Agreement, shall be governed by and construed in accordance with the laws of the State of New York and the Bankruptcy Code, without regard to choice of law principles to the extent such principles would apply a law other than that of the State of New York or the Bankruptcy Code.

11.               Notices.   All notices and other communications given or made pursuant to this Agreement shall be in writing and all communications shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next Business Day, (c) three (3) Business Days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) three (3) Business Days after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent:

To any Debtor at:

1271 Avenue of the Americas, 39th Floor

New York, New York 10020

U.S.A.

Attn: John Suckow and Daniel J. Ehrmann

Facsimile: (646) 834-0874

With a copy (which shall not constitute notice) to:

EXECUTION VERSION

Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, New York 10153

U.S.A.

Attn: Lori R. Fife, Esq. and Richard P. Krasnow, Esq.

Facsimile: (212) 310-8007

To EdB at:

Entschädigungseinrichtung deutscher Banken GmbH

Burgstraße 28

10178 Berlin

Germany

Attn: Jørgen Bang, Geschäftsführer, and Dr. Ahrend Weber, Geschäftsführer

Facsimile: +49.30.1663.3599

With copies (which shall not constitute notice) to:

Latham & Watkins LLP

885 Third Avenue

New York, New York 10022

Attn: Mark A. Broude, Esq.

Facsimile: (212) 751-4864

Latham & Watkins LLP

Reuterweg 20

60323 Frankfurt am Main

Germany

Attn: Dr. Uwe Eyles and Volker Schäfer

Facsimile: +49-69-6062-6700

or to such other address as may have been furnished by a Party to each of the other Parties by notice given in accordance with the requirements set forth above.

12.    Expenses.  The fees and expenses incurred by each Party (including the fees of any attorneys, accountants, investment bankers, financial advisors or any other professionals engaged by such Party) in connection with this Agreement and the transactions contemplated hereby, whether or not the transactions contemplated hereby are consummated, will be paid by such Party; provided nothing in this section 12 shall reduce the Allowed EdB Claim.

13.    No Admission of Liability.  Each Party acknowledges that this Agreement effects a settlement of potential claims and counterclaims that are denied and contested, and that nothing contained herein shall be construed as an admission of liability or wrongdoing.

14.    Entire Agreement.  This Agreement constitutes the entire and only agreement of the Parties concerning the subject matter hereof. This Agreement supersedes and replaces any and all prior or contemporaneous verbal or written agreements between the Parties concerning the subject matter hereof, and to the extent of any conflicts between the Plan and the terms of this Agreement, the terms of this Agreement shall control. The Parties acknowledge that this Agreement is not being executed in reliance on any verbal or written agreement, promise or representation not contained herein.

15.    No Oral Modifications.  This Agreement, including this section 15, may not be modified or amended orally. This Agreement only may be modified or amended by a writing signed by a duly authorized representative of each Party hereto. Any waiver of compliance with any term or provision of

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this Agreement on the part of the Debtors must be provided in a writing signed by EdB. Any waiver of compliance with any term or provision of this Agreement on the part of EdB must be provided in a writing signed by each Debtor. No waiver of any breach of any term or provision of this Agreement shall be construed as a waiver of any subsequent breach.

16.    Construction.    This Agreement constitutes a fully negotiated agreement among commercially sophisticated parties and therefore shall not be construed or interpreted for or against any Party, and any rule or maxim of construction to such effect shall not apply to this Agreement.

17.    Binding Effect; Successor and Assigns.  This Agreement shall inure to the benefit of and be binding upon the Parties and their respective successors and permitted assigns; provided, however, that subject to section 5.4, no Party may assign its rights or obligations under this Agreement without the written consent of the other Party, which consent shall not be unreasonably withheld or delayed, and any assignment not in accordance with the terms hereof shall be null and void ab initio.

18.    Counterparts.  This Agreement may be executed in counterparts, each of which constitutes an original, and all of which, collectively, constitute only one agreement. The signatures of all of the Parties need not appear on the same counterpart.

19.    Headings; Schedules and Exhibits.    The headings utilized in this Agreement are designed for the sole purpose of facilitating ready reference to the subject matter of this Agreement. Said headings shall be disregarded when resolving any dispute concerning the meaning or interpretation of any language contained in this Agreement. References to sections, unless otherwise indicated, are references to sections of this Agreement. All Schedules to this Agreement are hereby made a part hereof and incorporated herein by reference for all purposes. Reference to any Schedule herein shall be to the Schedules attached hereto.

20.    Severability and Construction.  If any provision of this Agreement shall be held by a court of competent jurisdiction to be illegal, invalid or unenforceable, the remaining provisions shall remain in full force and effect if the essential terms and conditions of this Agreement for each Party remain valid, binding, and enforceable.

21.    Acknowledgments.  THIS AGREEMENT, THE PLAN, AND THE TRANSACTIONS CONTEMPLATED HEREIN AND THEREIN, ARE THE PRODUCT OF NEGOTIATIONS BETWEEN THE PARTIES AND THEIR RESPECTIVE REPRESENTATIVES. EACH PARTY HEREBY ACKNOWLEDGES THAT THIS AGREEMENT IS NOT AND SHALL NOT BE DEEMED TO BE A SOLICITATION OF VOTES FOR THE ACCEPTANCE OF A CHAPTER 11 PLAN FOR THE PURPOSES OF SECTIONS 1125 AND 1126 OF THE BANKRUPTCY CODE OR OTHERWISE. THE DEBTORS WILL NOT SOLICIT ACCEPTANCES OF THE PLAN FROM ANY PERSON OR ENTITY UNTIL THE PERSON OR ENTITY HAS BEEN PROVIDED WITH A COPY OF A DISCLOSURE STATEMENT APPROVED BY THE BANKRUPTCY COURT. NOTHING IN THIS AGREEMENT SHALL REQUIRE ANY PARTY TO TAKE ANY ACTION PROHIBITED BY THE BANKRUPTCY CODE, THE SECURITIES ACT OF 1933 (AS AMENDED), THE SECURITIES EXCHANGE ACT OF 1934 (AS AMENDED), ANY RULE OR REGULATIONS PROMULGATED THEREUNDER, OR BY ANY OTHER APPLICABLE LAW OR REGULATION OR BY AN ORDER OR DIRECTION OF ANY COURT OR ANY STATE OR FEDERAL GOVERNMENTAL AUTHORITY.

22.    Waiver of Jury Trial.  EACH OF THE PARTIES HERETO HEREBY AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS AGREEMENT OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH OR IN

EXECUTION VERSION

RESPECT OF ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTION OF ANY PARTY OR ARISING OUT OF ANY EXERCISE BY ANY PARTY OF ITS RESPECTIVE RIGHTS UNDER THIS AGREEMENT OR IN ANY WAY RELATING TO THE TRANSACTIONS CONTEMPLATED HEREBY (INCLUDING, WITHOUT LIMITATION, WITH RESPECT TO ANY ACTION TO RESCIND OR CANCEL THIS AGREEMENT AND WITH RESPECT TO ANY CLAIM OR DEFENSE ASSERTING THAT THIS AGREEMENT WAS FRAUDULENTLY INDUCED OR IS OTHERWISE VOID OR VOIDABLE). THIS WAIVER OF RIGHT TO TRIAL BY JURY IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. EACH OF THE PARTIES HERETO IS HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION 22 IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER. THIS WAIVER OF JURY TRIAL IS A MATERIAL INDUCEMENT FOR THE PARTIES HERETO TO ENTER INTO THIS AGREEMENT.

EXECUTION VERSION

IN WITNESS WHEREOF, each Party by his or its duly authorized representative has executed this Agreement as of the date first written above:

LEHMAN BROTHERS HOLDINGS INC., as Debtor and Debtor in Possession in its chapter 11 case in the United States Bankruptcy Court for the Southern District of New York, Case No. 08-13555 (JMP)	Entschädigungseinrichtung deutscher Banken GmbH
By:

Name: Jørgen Bang
Title: Geschäftsführer
By:

Name: Daniel J. Ehrmann
Title: Vice President	By:

Name: Dr. Ahrend Weber
Title: Geschäftsführer

LEHMAN BROTHERS SPECIAL FINANCING INC., as Debtor and Debtor in Possession in its chapter 11 case in the United States Bankruptcy Court for the Southern District of New York, Case No. 08-13555 (JMP)	LEHMAN COMMERCIAL PAPER INC., as Debtor and Debtor in Possession in its chapter 11 case in the United States Bankruptcy Court for the Southern District of New York, Case No. 08-13555 (JMP)

By:
By:	Name: Daniel J. Ehrmann
Name: Daniel J. Ehrmann	Title: Vice President
Title: Vice President

LEHMAN BROTHERS COMMERCIAL CORPORATION, as Debtor and Debtor in Possession in its chapter 11 case in the United States Bankruptcy Court for the Southern District of New York, Case No. 08-13555 (JMP)	LEHMAN BROTHERS FINANCIAL PRODUCTS INC., as Debtor and Debtor in Possession in its chapter 11 case in the United States Bankruptcy Court for the Southern District of New York, Case No. 08-13555 (JMP)

By:
By:	Name: Daniel J. Ehrmann
Name: Daniel J. Ehrmann	Title: Vice President
Title: Vice President

EXECUTION VERSION

LEMAN BROTHERS OTC DERIVATIVES INC., as Debtor and Debtor in Possession in its chapter 11 case in the United States Bankruptcy Court for the Southern District of New York, Case No. 08-13555 (JMP)	LEHMAN BROTHERS DERIVATIVE PRODUCTS INC., as Debtor and Debtor in Possession in its chapter 11 case in the United States Bankruptcy Court for the Southern District of New York, Case No. 08-13555 (JMP)

By:
By:	Name: Daniel J. Ehrmann
Name: Daniel J. Ehrmann	Title: Vice President
Title: Vice President

LEHMAN BROTHERS COMMODITY SERVICES INC., as Debtor and Debtor in Possession in its chapter 11 case in the United States Bankruptcy Court for the Southern District of New York, Case No. 08-13555 (JMP)

LEHMAN BROTHERS SCOTTISH FINANCE L.P. as Debtor and Debtor in Possession in its chapter 11 case in the United States Bankruptcy Court for the Southern District of New York, Case No. 08-13555 (JMP), by its general partner Property Asset Management Inc.

By:	By:
Name: Daniel J. Ehrmann	Name: Daniel J. Ehrmann
Title: Vice President	Title: Vice President

CES AVIATION LLC, as Debtor and Debtor in Possession in its chapter 11 case in the United States Bankruptcy Court for the Southern District of New York, Case No. 08-13555 (JMP)	CES AVIATION V LLC, as Debtor and Debtor in Possession in its chapter 11 case in the United States Bankruptcy Court for the Southern District of New York, Case No. 08-13555 (JMP)

By:	By:
Name: Daniel J. Ehrmann	Name: Daniel J. Ehrmann
Title: Vice President	Title: Vice President

EXECUTION VERSION

CES AVIATION IX LLC, as Debtor and Debtor in Possession in its chapter 11 case in the United States Bankruptcy Court for the Southern District of New York, Case No. 08-13555 (JMP)	EAST DOVER LIMITED, as Debtor and Debtor in Possession in its chapter 11 case in the United States Bankruptcy Court for the Southern District of New York, Case No. 08-13555 (JMP)

By:	By:
Name: Daniel J. Ehrmann	Name: Daniel J. Ehrmann
Title: Vice President	Title: Duly Authorized Officer

LUXEMBOURG RESIDENTIAL PROPERTIES LOAN FINANCE S.A.R.L., as Debtor and Debtor in Possession in its chapter 11 case in the United States Bankruptcy Court for the Southern District of New York, Case No. 08-13555 (JMP)

BNC MORTGAGE LLC, as Debtor and Debtor in Possession in its chapter 11 case in the United States Bankruptcy Court for the Southern District of New York, Case No. 08-13555 (JMP)

By:
Name: John Suckow
By:	Title: Authorized Signatory
Name: Daniel J. Ehrmann
Title: Manager

STRUCTURED ASSET SECURITIES CORPORATION, as Debtor and Debtor in Possession in its chapter 11 case in the United States Bankruptcy Court for the Southern District of New York, Case No. 08-13555 (JMP)	LB ROSE RANCH LLC, as Debtor and Debtor in Possession in its chapter 11 case in the United States Bankruptcy Court for the Southern District of New York, Case No. 08-13555 (JMP)

By:
By:	Name: Daniel J. Ehrmann
Name: Daniel J. Ehrmann	Title: Authorized Signatory
Title: Vice President

EXECUTION VERSION

LB 2080 KALAKAUA OWNERS LLC, as Debtor and Debtor in Possession in its chapter 11 case in the United States Bankruptcy Court for the Southern District of New York, Case No. 08-13555 (JMP), by its managing member PAMI LLC

MERIT LLC, as Debtor and Debtor in Possession in its chapter 11 case in the United States Bankruptcy Court for the Southern District of New York, Case No. 08-13555 (JMP), by its Manager Lehman Commercial Paper Inc.

By:
Name: Daniel J. Ehrmann
By:	Title: Vice President
Name: Daniel J. Ehrmann
Title: Vice President

LB SOMERSET LLC, as Debtor and Debtor in Possession in its chapter 11 case in the United States Bankruptcy Court for the Southern District of New York, Case No. 08-13555 (JMP), by its managing member PAMI LLC

LB PREFERRED SOMERSET LLC, as Debtor and Debtor in Possession in its chapter 11 case in the United States Bankruptcy Court for the Southern District of New York, Case No. 08-13555 (JMP), by its managing member PAMI LLC

By:	By:
Name: Daniel J. Ehrmann	Name: Daniel J. Ehrmann
Title: Vice President	Title: Vice President

LB 745 LLC, as Debtor and Debtor in Possession in its chapter 11 case in the United States Bankruptcy Court for the Southern District of New York, Case No. 08-13555 (JMP)	PAMI STATLER ARMS LLC, as Debtor and Debtor in Possession in its chapter 11 case in the United States Bankruptcy Court for the Southern District of New York, Case No. 08-13555 (JMP)

By:	By:
Name: Daniel J. Ehrmann	Name: Daniel J. Ehrmann
Title: Vice President	Title: Authorized Signatory

EXECUTION VERSION

Exhibit A: Bankhaus Distributions Update

EXECUTION VERSION

[Letterhead of EdB]

Via facsimile and mail:

Lehman Brothers Holdings Inc.

1271 Avenue of the Americas, 39th Floor

New York, New York 10020

U.S.A.

Attn: John Suckow and Daniel J. Ehrmann

Fascimile: (646) 834-0874

With copies to:

Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, New York 10153

U.S.A.

Attn: Lori R. Fife, Esq. and Richard P. Krasnow, Esq.

Fascimile: (212) 310-8007

Latham & Watkins LLP

885 Third Avenue

New York, New York 10022

Attn: Mark A. Broude, Esq.

Facsimile: (212) 751-4864

Latham & Watkins LLP

Reuterweg 20

60323 Frankfurt am Main

Germany

Attn: Dr. Uwe Eyles and Volker Schäfer

Facsimile: +49-69-6062-6700

Berlin, [date]

Bankhaus Distributions Update pursuant to Section 3.1 of the Settlement Agreement dated [Date] September 2011 between Lehman Brothers Holdings Inc., other Debtors and Entschädigungseinrichtung deutscher Banken GmbH

Dear Sirs:

We refer to the above-mentioned agreement (the “Settlement Agreement”). Save as expressly stated otherwise, capitalized terms used herein shall have the meanings ascribed to them in the Settlement Agreement.

This is to confirm that, as of [date], (a) the aggregate amount of the Bankhaus Claims are as follows and (b) we have received the following distributions made pursuant to the Bankhaus Insolvency Proceeding on account of the Bankhaus Claims, net of any such amounts distributed that we were required, pursuant to applicable German law, to repay to Lehman Brothers Bankhaus Aktiengesellschaft i. I. (the “Bankhaus Distributions”):

EXECUTION VERSION

Bankhaus Claims
Bankhaus Claims as of [date of this letter]	Amount in €	Amount converted into $ at the exchange rate in effect at September 15, 2008 ($1.4175 = €1)
Claims filed and accepted (festgestellt) by the insolvency administrator in the Bankhaus Insolvency Proceeding (based on compensation payments to depositors of Bankhaus)	1,820,000.00	2,579,850.00
[…]	[…]	[…]
Sum of Bankhaus Claims as of [date of this letter]	1,820,000.00	2,579,850.00

Bankhaus Distributions as of the date hereof
Payment Date / Repayment Date		Distributed amount		Amounts distributed that EdB was required, pursuant to applicable German Law, to repay to Bankhaus
		Amount in €	Amount converted into $ at the exchange rate in effect at September 15, 2008 ($1.4175 = €1)	Amount in €	Amount converted into $ at the exchange rate in effect at September 15, 2008 ($1.4175 = €1)
	October 20, 2010	309,400.00	438,574.50
1.	[insert date]	[insert amount in €, where applicable]	[insert amount in $, where applicable]	[insert amount in €, where applicable]	[insert amount in $, where applicable]
2.	[insert date]	[insert amount in €, where applicable]	[insert amount in $, where applicable]	[insert amount in €, where applicable]	[insert amount in $, where applicable]
	Sum of Bankhaus Distributions	309,400.00	438,574.50

A bank confirmation evidencing [receipt of the distributed amounts referred to under 1.] [execution of the repayments referred to under [2.]] is attached.

Yours sincerely,

Enclosure

EXECUTION VERSION

Exhibit B: Form of Joinder

EXECUTION VERSION

JOINDER TO PLAN SUPPORT AGREEMENT

Dated as of [    ], 2011

THIS JOINDER (this “Joinder”) to the Settlement Agreement made and entered into as of [    ], 2011, by and among the Debtors2 and the Bundesverband deutscher Banken e.V. (the “Transferor”) (as the same may hereafter be amended, modified or amended and restated, the “Agreement”), is made and entered into as of the date hereof by and between the Debtors and [TRANSFEREE] (the “Transferee”). All capitalized terms used but not otherwise defined herein shall have the meaning given to such terms in the Agreement.

W I T N E S S E T H:

WHEREAS, the Transferor has transferred to Transferee those Claims listed on Schedule 1 attached hereto (the “Transferred Claims”); and

WHEREAS, the Agreement requires Transferee to become a party to the Agreement with respect to the Transferred Claims, and the Transferee agrees to do so in accordance with the terms hereof.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Joinder hereby agree as follows:

1.        Agreement to be Bound. The Transferee hereby agrees that upon execution of this Joinder, with respect to the Transferred Claims, it shall become a party to the Agreement and shall be fully bound by, and subject to, all of the covenants, terms, obligations and conditions of the Agreement as though it were an original Party thereto.

2.        Promptly upon execution of this Joinder by the Transfee, Transfee shall deliver a copy of this Joinder including Schedule 1 to the Debtors in accordance with the Agreement.

2        As used herein, “Debtors” means Lehman Brothers Holdings Inc. (“LBHI”); Lehman Brothers Special Financing Inc.; Lehman Commercial Paper Inc.; Lehman Brothers Commercial Corporation; Lehman Brothers Financial Products Inc.; Lehman Brothers OTC Derivatives Inc.; Lehman Brothers Derivative Products Inc.; Lehman Brothers Commodity Services Inc.; Lehman Scottish Finance L.P.; CES Aviation LLC; CES Aviation V LLC; CES Aviation IX LLC; East Dover Limited; Luxembourg Residential Properties Loan Finance S.a.r.l; BNC Mortgage LLC; Structured Asset Securities Corporation; LB Rose Ranch LLC; LB 2080 Kalakaua Owners LLC; Merit LLC; LB Somerset LLC; LB Preferred Somerset LLC; LB 745 LLC; PAMI Statler Arms LLC.

EXECUTION VERSION

3.        Notices. All notices and other communications given or made to Transferee pursuant to the Agreement shall be deemed given if in writing and if sent by confirmed electronic mail, facsimile, courier, or by registered or certified mail (return receipt requested) to the following addresses and facsimile numbers:

Attn:

E-Mail:

With a copy (which shall not constitute notice) to:

Attn:

E-Mail:

or to such other address as may have been furnished by Transferee by notice given in accordance with the requirements set forth in the Agreement. Any notice given by delivery, mail or courier shall be effective when received. Any notice given by facsimile or electronic mail shall be effective upon oral or machine confirmation of transmission.

4.        This Joinder shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

5.        This Joinder may be executed in counterparts, each such counterpart shall be deemed an original and all such counterparts shall together constitute one instrument.

* * * * *

This Joinder to the Agreement shall be effective as of the date first set forth above.

[TRANSFEREE]:

By:	[ ]

By:

Name:

Title:

EXHIBIT 7

AMENDMENT TO THE PLAN

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

x
:
In re	:	Chapter 11 Case No.
:
LEHMAN BROTHERS HOLDINGS INC., et al.,	:	08-13555 (JMP)
:
Debtors.	:	(Jointly Administered)
:
x

AMENDMENT TO THIRD AMENDED JOINT CHAPTER 11 PLAN OF

LEHMAN BROTHERS HOLDINGS INC. AND ITS AFFILIATED DEBTORS

Pursuant to Section 15.8 of the Third Amended Joint Chapter 11 Plan of Lehman Brothers Holdings Inc. and its Affiliated Debtors, dated September 1, 2011 (the “Plan”),1 the Debtors hereby amend the Plan as follows:

1.	Section 5.37(b) is hereby amended and restated in its entirety to read as follows:

(b)    Distributions.  Each holder of an Allowed Claim in LBCC Class 3 shall receive Cash from LBCC in an amount equal to .49 multiplied by the amount of such Claim, in full and complete satisfaction of such Allowed Claim, on the later of the Effective Date and the date such Claim becomes an Allowed Claim, or as soon thereafter as is practicable.

2.	Section 7.3(b) is hereby amended and restated in its entirety to read as follows:

(b)  Following the Effective Date, the respective boards of directors or managers, as applicable, of the Subsidiary Debtors other than LBSF, LCPI, and LS Finance shall consist of one (1) individual who shall be a concurrently serving member of the LBHI board of directors. Each of the initial directors or managers of the Subsidiary Debtors other than LBSF, LCPI, and LS Finance shall have initial and, if reelected, subsequent terms of one year. Thereafter, LBHI or the Subsidiary Debtor or Debtor-Controlled Entity that is the sole shareholder of the relevant Subsidiary Debtor shall elect successors of the then-serving members of the boards or managers for such Subsidiary Debtor at each annual meeting or upon the removal or resignation of such individuals. LBHI or the Subsidiary Debtor or Debtor-Controlled Entity that is the sole shareholder of the relevant Subsidiary Debtor shall also have the power to act by written consent to remove any director or manager of such Subsidiary Debtor at any time with or without cause.

1 Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Plan.

3.	In accordance with Section 1.131 of the Plan, Schedule 4 to the Plan is hereby be amended and restated in its entirety to read as set forth on Exhibit A hereto.

The Debtors reserve the right to further alter, amend, update, supplement, or modify the Plan.

Dated: October 25, 2011
New York, New York	/s/ Lori R. Fife
Lori R. Fife
WEIL, GOTSHAL & MANGES LLP
767 Fifth Avenue
New York, New York 10153
Telephone: (212) 310-8000
Facsimile: (212) 310-8007

Attorneys for Debtors
and Debtors in Possession

EXHIBIT A

Schedule 4

(PSA Creditors)

1.	Angelo, Gordon & Co., L.P.
2.	Bank of America, N.A.
3.	Bank of America, N.A., as successor in interest to Merrill Lynch Bank USA
4.	Barclays Bank PLC
5.	Barclays Bank S.A.
6.	BNP Paribas
7.	Bundesverband deutscher Banken e.V.
8.	Canyon Capital Advisors LLC
9.	CarVal Investors UK Limited
10.	Contrarian Capital Management LLC
11.	County of San Mateo
12.	Credit Suisse AG
13.	Credit Suisse Loan Funding LLC
14.	Credit Suisse Securities (Europe) Limited
15.	Cyrus Capital Partners, L.P.
16.	Davidson Kempner Capital Management LLC
17.	DB Energy Trading LLC
18.	D. E. Shaw Claims SPV, L.L.C.
19.	D. E. Shaw Composite Portfolios, L.L.C.
20.	D. E. Shaw Laminar Portfolios, L.L.C.
21.	D. E. Shaw Oculus Portfolios, L.L.C.
22.	D. E. Shaw Valence Portfolios, L.L.C.
23.	Deutsche Bank AG
24.	Deutsche Bundesbank
25.	Elliott Associates, L.P.
26.	Elliott International, L.P.
27.	Elliott Management Corporation
28.	Entschädigungseinrichtung deutscher Banken GmbH
29.	Fir Tree, Inc.
30.	GLG Ore Hill LLC
31.	Goldentree Asset Management, LP
32.	Goldman Sachs Bank USA
33.	Goldman Sachs International
34.	Gruss Asset Management, L.P., investment advisor to Gruss Global Investors Master Fund, Ltd. and Gruss Global Investors Master Fund (Enhanced), Ltd.
35.	Hayman Capital Master Fund, L.P.
36.	Hong Kong Lehman Entities In Liquidation
37.	King Street Capital Management GP, L.L.C.
38.	Knighthead Capital Management, L.L.C.
39.	Lehman Brothers Bankhaus AG (in Insolvenz)
40.	Lehman Brothers (Luxembourg) Equity Finance S.A. (en faillite)
41.	Lehman Brothers (Luxembourg) S.A. (in liquidation)
42.	Lehman Brothers Securities N.V.
43.	Lehman Brothers Treasury Co. B.V.
44.	Lehman Japan Entities[1]

1 Hercules K.K., Lehman Brothers Commercial Mortgage K.K., Lehman Brothers Finance (Japan) Inc.,

45.	Lehman Singapore Entities
46.	Lehman UK Entities[2]
47.	Merrill Lynch Bank & Trust Co. FSB
48.	Merrill Lynch Capital Services Inc.
49.	Merrill Lynch Commodities (Europe) Ltd
50.	Merrill Lynch Commodities Inc.
51.	Merrill Lynch International
52.	Merrill Lynch International Bank Ltd.
53.	Morgan Stanley & Co. International PLC
54.	Morgan Stanley Capital Group Inc.
55.	Morgan Stanley Capital Services LLC
56.	Mount Kellett Master Fund II, L.P.
57.	Oak Tree Capital Management, L.P.
58.	Och-Ziff Capital Management Group LLC
59.	Paulson & Co. Inc.
60.	Silver Point Capital, L.P.
61.	Societe Generale
62.	Societe Generale Asset Management Banque
63.	Societe Generale Bank and Trust
64.	State of California Public Employees’ Retirement System
65.	State Street Bank and Trust Company
66.	Taconic Capital Advisors L.P.
67.	The Baupost Group, L.L.C.
68.	The Liverpool Limited Partnership
69.	The Royal Bank of Scotland plc

Lehman Brothers Holdings Japan Inc., Lehman Brothers Japan Inc., Lehman Brothers Real Estate Limited, Sunrise Finance Co. Ltd.

2 Lehman Brothers International (Europe); Lehman Brothers Limited; Lehman Brothers Holdings PLC; LB UK Re Holdings Limited; Storm Funding Limited; Mable Commercial Funding Limited; Lehman Brothers Europe Limited; Lehman Brothers UK Holdings Limited; LB UK Financing Ltd; LB SF No. 1; Cherry Tree Mortgages Limited; Lehman Brothers Lease & Finance No. 1 Limited; Zestdew Limited; Monaco NPL (No. 1) Limited; Lehman Commercial Mortgage Conduit Limited; LB RE Financing No. 3 Limited; Lehman Brothers (PTG) Limited; Eldon Street Holdings Limited; LB Holdings Intermediate 2 Limited; and Thayer Properties Limited (each in administration); Eldon Street (Cube) Limited; Eldon Street (Raven) Limited; Lehman Brothers Equity (Nominees Number 7) Limited; Platform Home Mortgage Securities No. 4 Limited; Platform Commercial Mortgage Limited; Lehman Brothers (Indonesia) Limited; Grace Hotels Limited; LBO Investments Limited; LBQ Funding (UK); LB Lomond Investments (each in liquidation); Acenden Limited (f/k/a Capstone Mortgage Services Limited); Blue I Real Estate Limited; Eldon Street (Birchin) Limited; Eldon Street (Colbert Orco) Limited; Eldon Street (Fidenza) Limited; Eldon Street (Harley) Limited; Eldon Street (Jefferson) Limited; Harley Property Ventures Limited; LB Holdings Intermediate 1 Limited; LB SF Warehouse Limited; LB Yellow (No. 1) Limited; MBAM Investor Limited; Myra Sarl; Parkmetro Limited; Preferred Group Limited; Preferred Holdings Limited; Preferred Mortgages Limited; Resetfan Limited; SM Funding No. 1 Limited; Southern Pacific Funding 3 Ltd.; Southern Pacific Mortgage Ltd.; Southern Pacific Personal Loans Limited; Southern Pacific Residuals 4 Limited; Stepstone Mortgage Funding Limited; Thayer Group Limited (in liquidation) (acting by its joint liquidators, Nick Vermeulen and Mark James); Thayer Properties (Jersey) Limited (in liquidation) (acting by its joint liquidators, Nick Vermeulen and Mark James); Yellow Real Estate Limited

2

70.	UBS AG
71.	Vallejo Sanitation and Flood Control District
72.	Varde Partners, L.P.
73.	York Capital Management Global Advisors, LLC

3

EXHIBIT 8

UPDATED RECOVERY ANALYSES FOR SASCO AND LBCC

In connection with the issuance of this Plan Supplement, and in preparation for the hearing on Plan confirmation scheduled for December 6, 2011, the Debtors reviewed the Recovery and Liquidation Analyses for each of the 23 Debtors. Based upon this review, the Debtors have revised the recovery analyses for Structured Assets Securities Corporation (“SASCO”) and for Lehman Brothers Commercial Corp. (“LBCC”).

Specifically, the recoveries in SASCO have decreased because certain mortgage backed securities (“MBS”) claims that were previously included in the recovery analysis for LBHI have been identified as SASCO claims. The total estimate of MBS claims against all the Debtors has not changed, only the individual breakdowns. As it relates to LBCC, the estimated recoveries have increased as recent settlements allow the Debtors to calculate more accurately the anticipated claims and recoveries by LBCC. The Debtors do not believe there is any significant change in the Recovery Analyses for any of the other 21 Debtors. Attached hereto are the updated schedules that contain the Recovery Analysis and Liquidation Analysis for each of SASCO and LBCC.

Recovery and Liquidation Analysis for LBCC
($ in millions)
	Estimated Liquidation Assets	Estimated Plan Assets			Estimated Allowed Claims[2]	Estimated Recovery
						Liquidation		Plan
						$	%[3]	$	%[3]
Cash & Cash Equivalents	$535	$535	Class 1:	Priority Non-Tax Claims	–	–	–	–	–

Restricted Cash	5	5	Class 2:	Secured Claims	$5	$5	100.0%	$5	100.0%

Financial Instruments & Other Inventory			Class 3:	Convenience Claims	0	0	49.0%	0	49.0%
Real Estate	–	–
Loans	–	–	Class 4:	General Unsecured Claims	609	260	42.6%	271	44.5%
Principal Investments	–	–
Derivatives & Other Contracts	319	343	Class 5A:[4]	Affiliate Claims of LBHI	133	–	–	–	–

Other Assets	–	–	Class 5B:[4]	Affiliate Claims of Participating Subsidiary Debtors	572	217	37.9%	226	39.6%

Operating Asset Recoveries	$859	$883	Class 5C:[4]	Affiliate Claims other than those of Participating Debtors	550	234	42.6%	245	44.5%

Recovery on Intercompany Receivables	$0	$0	Class 6:[4]	Equity Interests	–	–	–	–	–
Recovery on Affiliate Guarantees	2	3
Equity Interests in Affiliates	–	–

TOTAL ASSETS	$862	$886

Administrative Expenses[1]
Administrative Expenses & Other	–	–
Post-Petition Intercompany Payables	(7)	(7)
Operating Disbursements	($29)	($18)

DISTRIBUTABLE ASSETS	$825	$861

Contribution to Plan Adjustments	($109)	($114)

NET DISTRIBUTABLE ASSETS	$716	$747	TOTALS		$1,869	$716		$747

Note:	All values that are exactly zero and all recovery percentages where the corresponding recovery amount is zero are shown as “–”. Values between zero and $500,000 appear as “0”.
1	Comprised of administrative expenses, professional compensation and priority tax claims.
2	Debtor’s best estimate of the amount of claims ultimately allowed in a Recovery and Liquidation scenario.
3	Represents Plan recovery amount as a percentage of Recovery and Liquidation Estimated Allowed Claims.
4	Represents Claims after the effects of setoff.

Recovery and Liquidation Analysis for SASCO
($ in millions)
	Estimated Liquidation Assets	Estimated Plan Assets			Estimated Allowed Claims[2]	Estimated Recovery
						Liquidation		Plan
						$	%[3]	$	%[3]
Cash & Cash Equivalents	–	–	Class 1:	Priority Non-Tax Claims	–	–	–	–	–

Restricted Cash	–	–	Class 2:	Secured Claims	–	–	–	–	–

Financial Instruments & Other Inventory			Class 3:	General Unsecured Claims	$945	$149	15.8%	$214	22.7%
Real Estate	–	–
Loans	–	–	Class 4A:[4]	Affiliate Claims of LBHI	588	74	12.7%	107	18.2%
Principal Investments	–	–
Derivatives & Other Contracts	–	–	Class 4B:[4]	Affiliate Claims of Affiliates other than those of LBHI	0	0	15.8%	0	22.7%

Other Assets	–	–	Class 5:	Equity Interests	–	–	–	–	–

Operating Asset Recoveries	–	–

Recovery on Intercompany Receivables	$224	$321
Recovery on Affiliate Guarantees	–	–
Equity Interests in Affiliates	–	–

TOTAL ASSETS	$224	$321

Administrative Expenses[1]
Administrative Expenses & Other	–	–
Post-Petition Intercompany Payables	(0)	(0)
Operating Disbursements	–	–

DISTRIBUTABLE ASSETS	$224	$321

Contribution to Plan Adjustments	–	–

NET DISTRIBUTABLE ASSETS	$224	$321	TOTALS		$1,534	$224		$321

Note:	All values that are exactly zero and all recovery percentages where the corresponding recovery amount is zero are shown as “–”. Values between zero and $500,000 appear as “0”.
1	Comprised of administrative expenses, professional compensation and priority tax claims.
2	Debtor’s best estimate of the amount of claims ultimately allowed in a Recovery and Liquidation scenario.
3	Represents Plan recovery amount as a percentage of Recovery and Liquidation Estimated Allowed Claims.
4	Represents Claims after the effects of setoff.

EXHIBIT 9

SCHEDULE OF CLAIMS BY DEBTOR-CONTROLLED ENTITIES

In accordance with sections 6.5 and 15.5 of the Plan, the Schedule of Claims of Debtor-Controlled Entities included in this Exhibit 9 lists the Claims of Debtor-Controlled Entities against each of the Debtors that will be Allowed pursuant to the Plan as Senior Affiliate Claims (LBHI Class 4A), Senior Affiliate Guarantee Claims (LBHI Class 4B) or Affiliate Claims (LBHI Class 8) against LBHI or against each of the Subsidiary Debtors in the respective Class of Claims of Affiliates Other Than Participating Debtors. The amounts included on the schedule are net of any Claims the Debtors have against such Debtor-Controlled Entities. Except for Claims that may arise between the Debtors and the Debtor-Controlled Entities in accordance with the Debtor Allocation Agreement or Claims for which a proof of Claim was timely filed, (i) the amounts included on the Schedule of Claims of Debtor-Controlled Entities shall be the only Claims of the Debtor-Controlled Entities that are Allowed against the Debtors and (ii) to the extent any Debtor-Controlled Entity is not included on the Schedule of Claims of Debtor-Controlled Entities, such Debtor-Controlled Entity shall not have any Allowed Claims against the Debtors. Certain entities that the Debtors believe to be Debtor-Controlled Entities filed proofs of Claim against the Debtors. The Debtors will reconcile such Claims with the respective entities.

Certain non-Debtor Affiliates of the Debtors that were managed and controlled by a Debtor at the time of the Bar Date, have commenced liquidation or insolvency proceedings and, as a result, are not Debtor-Controlled Entities. The Claims of such entities are not included on Exhibit 9. The Debtors are seeking to enter into agreements with the appointed liquidators or administrators for such entities as to the Allowed amount of Claims, if any, such entities will have against the Debtors. If the Debtors are not able to enter into such agreements, prior to the Confirmation Date, the Debtors will amend their Schedules to reflect the amount the Debtors’ believe are owed to such entities.

Schedule of Claims of Debtor- Controlled Entities

Debtor-Controlled Entity (Claimant)
Debtor (Claim Obligor)	BALLYBUNION INVESTMENT LIMITED	HARTCLIFFE LIMITED	LB INDIA HOLDINGS MAURITIUS III LTD	LOUISE Y.K.	LEHMAN BROTHERS PERA INC.	PLUTO REALTY Y.K.	GROUPER INTERNATIONAL YK	LBQ HONG KONG SERVICES LTD	GLOBAL COMMERCIAL RE (CAYMAN) INC	GCRE KOREA LTD
Lehman Brothers Holdings Inc.
Class 4A	$0	$0	$0	$0	$1	$2	$2	$3	$8	$-
Class 4B	$-	$-	$-	$-	$-	$-	$-	$0	$-	$9
Class 8	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Special Financing Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Commodity Services Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Commercial Corporation	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Commercial Paper Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers OTC Derivatives Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Financial Products Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Derivative Products Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LUXCO	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB 745 LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
CES Aviation LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
CES Aviation V LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
CES Aviation IX LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Structured Asset Securities Corporation	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
East Dover Limited	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Scottish Finance LP	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB Rose Ranch LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB 2080 Kalakaua Owners LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
BNC Mortgage LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB Somerset LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB Preferred Somerset LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
PAMI Statler Arms LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Merit LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-

Debtor (Claim Obligor)	LEHMAN BROTHERS ARGENTINA, S.A	PAMI HARBOUR PARK	LEHMAN QUEENS CENTER INC.	REVIVAL HOLDINGS LIMITED	JAPAN INVEST. PARTNERSHIP INC.	LB ASEAN OPPORTUNITY LTD	LEHMAN BROTHERS/MBLP INC.	GLOBAL TAIWAN INVESTMENTS LTD	E-VALUATE II LP	THE MAIN OFFICE MANAGEMENT CO II LP
Lehman Brothers Holdings Inc.
Class 4A	$1,059,692	$-	$1,094,081	$1,166,042	$97,290	$128,810	$1,335,105	$1,103,169	$1,683,302	$1,745,284
Class 4B	$-	$1,084,443	$-	$1,405	$1,073,706	$1,074,249	$-	$316,031	$-	$-
Class 8	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Special Financing Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Commodity Services Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Commercial Corporation	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Commercial Paper Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers OTC Derivatives Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Financial Products Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Derivative Products Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LUXCO	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB 745 LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
CES Aviation LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
CES Aviation V LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
CES Aviation IX LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Structured Asset Securities Corporation	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
East Dover Limited	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Scottish Finance LP	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB Rose Ranch LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB 2080 Kalakaua Owners LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
BNC Mortgage LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB Somerset LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB Preferred Somerset LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
PAMI Statler Arms LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Merit LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-

Schedule of Claims of Debtor-Controlled Entities

Debtor-Controlled Entity (Claimant)
Debtor (Claim Obligor)	LB DELTA (CAYMAN) NO.2 LIMITED	BANGKOK OFFICE 2 COMPANY LIMITED	TMIC LIMITED	REDGRAVE HOLDINGS LIMITED	ZENNIA YK	KILLINGTON SARL	LEHMAN CROSSROADS CORP INVESTORS II	MARLIN INTERNATIONAL YK	JASMINE YK	PAMI LBREM LLC
Lehman Brothers Holdings Inc.
Class 4A	$-	$54	$872,757	$94	$178	$-	$196	$214	$269	$275
Class 4B	$36	$-	$-	$-	$-	$-	$-	$-	$-	$-
Class 8	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Special Financing Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Commodity Services Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Commercial Corporation	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Commercial Paper Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers OTC Derivatives Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Financial Products Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Derivative Products Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LUXCO	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB 745 LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
CES Aviation LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
CES Aviation V LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
CES Aviation IX LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Structured Asset Securities Corporation	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
East Dover Limited	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Scottish Finance LP	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB Rose Ranch LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB 2080 Kalakaua Owners LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
BNC Mortgage LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB Somerset LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB Preferred Somerset LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
PAMI Statler Arms LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Merit LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-

Debtor (Claim Obligor)	PETERBOROUGH 850 LLC	LB GUAM OPPORTUNITY LLC	SH JASMINE 1 LTD	LEHMAN BROTHERS SPECIAL LENDING	EAGLE INVESTORS I-X	FALCON HOLDINGS I LLC	LEHMAN BROTHERS OPPORTUNITY LTD	LEHMAN SYNDICATED LOAN FUNDING INC.	GRA FINANCE CORPORATION LTD	LEHMAN WEALTH SERVICES HOLDINGS LLC
Lehman Brothers Holdings Inc.
Class 4A	$1,775,198	$1,837,877	$-	$2,025,936	$-	$2,228,593	$859	$2,559,234	$-	$2,561,152
Class 4B	$-	$9,986	$1,873,164	$-	$2,088,382	$14	$2,404,027	$-	$829,026	$-
Class 8	$-	$-	$-	$-	$-	$-	$-	$-	$1,731,234	$-
Lehman Brothers Special Financing Inc.	$-	$-	$-	$-	$-	$-	$940,921	$-	$-	$-
Lehman Brothers Commodity Services Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Commercial Corporation	$-	$-	$-	$-	$-	$-	$-	$-	$7,338,005	$-
Lehman Commercial Paper Inc.	$-	$-	$-	$-	$-	$-	$-	$0	$26,318	$-
Lehman Brothers OTC Derivatives Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Financial Products Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Derivative Products Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LUXCO	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB 745 LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
CES Aviation LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
CES Aviation V LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
CES Aviation IX LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Structured Asset Securities Corporation	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
East Dover Limited	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Scottish Finance LP	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB Rose Ranch LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB 2080 Kalakaua Owners LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
BNC Mortgage LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB Somerset LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB Preferred Somerset LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
PAMI Statler Arms LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Merit LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-

Schedule of Claims of Debtor-Controlled Entities

Debtor-Controlied Entity (Claimant)
Debtor (Claim Obligor)	LEHMAN CROSSROADS CORP INVEST II GP	LEHMAN CROSSROADS CORP INVESTORS GP	MERCHANTS REAL ESTATE CO., LTD.	WOORI LB 6TH ASSET SECUR SPEC CO LT	HYPERION REAL ESTATE INC	SECURITY ASSURANCE ADVISER II GP LL	JAPAN REAL ESTATE INVEST PART	WOORI LB FOURTH ASSET SECUR SPEC CO	MANSFIELD II SARL	PIRANHA INTERNATIONAL Y.K.
Lehman Brothers Holdings Inc.
Class 4A	$287	$294	$346	$-	$401	$456	$595	$-	$643	$647
Class 4B	$-	$-	$-	$358	$-	$-	$-	$642	$-	$-
Class 8	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Special Financing Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Commodity Services Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Commercial Corporation	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Commercial Paper Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers OTC Derivatives Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Financial Products Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Derivative Products Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LUXCO	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB 745 LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
CES Aviation LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
CES Aviation V LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
CES Aviation IX LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Structured Asset Securities Corporation	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
East Dover Limited	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Scottish Finance LP	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB Rose Ranch LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB 2080 Kalakaua Owners LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
BNC Mortgage LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB Somerset LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB Preferred Somerset LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
PAMI Statler Arms LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Merit LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-

Debtor (Claim Obligor)	DRISKILL LLP	LEHMAN BROTHERS REAL ESTATE JPN LTD	LB ALPHA FINANCE CAYMAN LIMITED	W 6 HOLDINGS LLC	ROYALTY ASSET INVESTMENT, LLC	REVIVAL FUND MANAGEMENT KOREA LLC	LEHMAN BROTHERS OFFSHORE COMM ASSOC	KEIAN Y.K.	TAX EXEMPT AFFORD MORTGAGE ACCEPT	LEHMAN BROTHERS VENTURE ASSOC INC
Lehman Brothers Holdings Inc.
Class 4A	$2,578,516	$-	$2,666,515	$2,806,152	$1,115,167	$-	$3,399,283	$5	$3,528,611	$3,547,993
Class 4B	$-	$2,594,142	$-	$-	$-	$2,982,063	$-	$-	$0	$-
Class 8	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Special Financing Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Commodity Services Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Commercial Corporation	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Commercial Paper Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers OTC Derivatives Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Financial Products Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Derivative Products Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LUXCO	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB 745 LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
CES Aviation LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
CES Aviation V LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
CES Aviation IX LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Structured Asset Securities Corporation	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
East Dover Limited	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Scottish Finance LP	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB Rose Ranch LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB 2080 Kalakaua Owners LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
BNC Mortgage LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB Somerset LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB Preferred Somerset LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
PAMI Statler Arms LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Merit LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-

Schedule of Claims of Debtor-Controlled Entities

Debtor-controlled Entity (Claimant)
Debtor (Claim Obligor)	LEHMAN BROTHERS DE COLOMBIA S.A.	LB CROSSROADS INVEST ADVISER GP LLC	LEHMAN CROSSROADS CORP INVESTORS LP	THE MAIN OFICE MGMT CO II GP LLC	FUKUOKA HOTEL PROPERTY Y.K	EAGLE HOLDINGS I LLC	PEGASUS Y.K.	CYGNUS Y.K.	PINDAR PTY LTD	CAPITAL ANALYTICS II GP LLC
Lehman Brothers Holdings Inc.
Class 4A	$-	$858	$878	$905	$1,109	$1,120	$1,265	$1,321	$1,330	$1,555
Class 4B	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Class 8	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Special Financing Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Commodity Services Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Commercial Corporation	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Commercial Paper Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers OTC Derivatives Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Financial Products Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Derivative Products Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LUXCO	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB 745 LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
CES Aviation LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
CES Aviation V LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
CES Aviation IX LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Structured Asset Securities Corporation	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
East Dover Limited	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Scottish Finance LP	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB Rose Ranch LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB 2080 Kalakaua Owners LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
BNC Mortgage LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB Somerset LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB Preferred Somerset LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
PAMI Statler Arms LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Merit LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-

Debtor (Claim Obligor)	FRAH SPECIAL SERVICES INC.	GKI KOREA LTD.	PCR INVESTMENT LIMITED	BEIJING JASMINE I LTD	IVANHOE LANE PTY LIMITED	LEHMAN BROS. COMM. ASSOCIATES INC.	TURCAP INVESTMENTS B.V	SAGE PARTNERS (SAGNB)	ASIA INDO OPPORTUNITY I LTD	LB MB ADVISORS II INC.
Lehman Brothers Holdings Inc.
Class 4A	$3,738,139	$-	$4,159,555	$61,592	$3,069,216	$4,446,325	$4,501,021	$4,823,814	$4,937,274	$5,111,591
Class 4B	$-	$3,752,572	$-	$4,115,408	$1,234,024	$-	$-	$-	$110,366	$-
Class 8	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Special Financing Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Commodity Services Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Commercial Corporation	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Commercial Paper Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers OTC Derivatives Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Financial Products Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Derivative Products Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LUXCO	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB 745 LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
CES Aviation LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
CES Aviation V LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
CES Aviation IX LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Structured Asset Securities Corporation	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
East Dover Limited	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Scottish Finance LP	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB Rose Ranch LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB 2080 Kalakaua Owners LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
BNC Mortgage LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB Somerset LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB Preferred Somerset LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
PAMI Statler Arms LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Merit LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-

Schedule of Claims of Debtor- Controlled Entities

Debtor-Controlled Entity (Claimant)
Debtor (Claim Obligor)	PHUKET HOTEL 2 HOLDING COMPANY LTD	WARREN/GP CORP.	LAMYONG ASSET COMPANY LIMITED	LB PRIVATE FUNDS INVEST CO GP LLC	WOORI LB 5TH ASSET SECUR SPEC CO LT	PHUKET HOTEL 3 HOLDING COMPANY LTD	LB CAPTAIN NO 1 LUXEMBOURG	LIBERTUS JUTAKU LOAN K.K.	LB1 LIMITED	TAHOE Y.K.
Lehman Brothers Holdings Inc.
Class 4A	$1,557	$1,675	$1,841	$1,952	$-	$2,325	$3,062	$2,603	$3,875	$4,296
Class 4B	$-	$-	$-	$-	$2,200	$-	$-	$915	$28	$-
Class 8	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Special Financing Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Commodity Services Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Commercial Corporation	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Commercial Paper Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers OTC Derivatives Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Financial Products Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Derivative Products Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LUXCO	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB 745 LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
CES Aviation LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
CES Aviation V LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
CES Aviation IX LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Structured Asset Securities Corporation	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
East Dover Limited	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Scottish Finance LP	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB Rose Ranch LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB 2080 Kalakaua Owners LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
BNC Mortgage LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB Somerset LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB Preferred Somerset LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
PAMI Statler Arms LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Merit LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-

Debtor (Claim Obligor)	LEHMAN/ SDI INC.	LEHMAN BROTHERS/FW INC.	LEHMAN TAX CREDIT ADVISOR INC	LB COMMODITIES INVESTMENTS INC	DA GROUP HOLDINGS INC. CONSOL.	PRINCIPAL TRANSACTIONS INC.	LB 745 LEASECO II LLC	NEUBERGER BERMAN TECHNOLOGY MGM LLC	LB BROTHERS ASSET MGMT GROUP	LB EUROPEAN MEZZANINE ASSOC 2003
Lehman Brothers Holdings Inc.
Class 4A	$5,802,320	$6,277,676	$6,484,042	$-	$6,791,544	$-	$8,705,183	$5,239,396	$9,360,253	$10,582,436
Class 4B	$-	$-	$-	$-	$-	$6,839,272	$-	$1,397	$64,429	$-
Class 8	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Special Financing Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Commodity Services Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Commercial Corporation	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Commercial Paper Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$805,886
Lehman Brothers OTC Derivatives Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Financial Products Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Derivative Products Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LUXCO	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB 745 LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
CES Aviation LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
CES Aviation V LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
CES Aviation IX LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Structured Asset Securities Corporation	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
East Dover Limited	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Scottish Finance LP	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB Rose Ranch LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB 2080 Kalakaua Owners LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
BNC Mortgage LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB Somerset LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB Preferred Somerset LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
PAMI Statler Arms LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Merit LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-

Schedule of Claims of Debtor- Controlled Entities

Debtor-Controlled Entity (Claimant)
Debtor (Claim Obligor)	TLII ASSET MANAGEMENT COMPANY LIMIT	LBQ FUNDING (CAYMAN) LIMITED	LEHMAN CROSSROADS INVEST CO GP LLC	LEHMAN CMBS FUNDING INC.	THAILAND OPPORTUNITY FUND	LBSP HOLDING (IRELAND) PUBLIC LTD	MEISHOU ESTATE Y.K.	PELICAN SAGA SDN BHD	SAIJAI ASSET COMPANY LIMITED	INDUSTRIAL HOLDINGS CORPORATION
Lehman Brothers Holdings Inc.
Class 4A	$-	$100	$6,035	$6,298	$-	$7,057	$8,043	$9,152	$9,204	$886,788
Class 4B	$5,455	$5,838	$-	$-	$-	$-	$-	$-	$-	$-
Class 8	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Special Financing Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Commodity Services Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Commercial Corporation	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Commercial Paper Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers OTC Derivatives Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Financial Products Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Derivative Products Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LUXCO	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB 745 LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
CES Aviation LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
CES Aviation V LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
CES Aviation IX LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Structured Asset Securities Corporation	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
East Dover Limited	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Scottish Finance LP	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB Rose Ranch LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB 2080 Kalakaua Owners LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
BNC Mortgage LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB Somerset LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB Preferred Somerset LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
PAMI Statler Arms LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Merit LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-

Debtor (Claim Obligor)	LEHMAN BROTHERS/ ROSECLIFF INC.	LB INVESTMENTS (UK) LIMITED	LB MERCHANT BANKING PARTNERS II INC	LB HELSINKI HOLDING SARL	FALCON HOLDINGS II INC.	GA DEKALB INC.	THE BALLYBUNION PARTNERSHIP	LB BETA FINANCE CAYMAN LIMITED	MMP FUNDING CORP	JET PARTNERS LLC
Lehman Brothers Holdings Inc.
Class 4A	$1,054,535	$8,469,413	$13,929,550	$17,472,056	$659,533	$18,362,475	$18,905,938	$1,097,678	$23,303,703	$26,320,552
Class 4B	$-	$5,138,563	$-	$-	$16,903,432	$-	$332,625	$18,557,366	$502,170	$-
Class 8	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Special Financing Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$112,314	$-
Lehman Brothers Commodity Services Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Commercial Corporation	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Commercial Paper Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers OTC Derivatives Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Financial Products Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Derivative Products Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LUXCO	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB 745 LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
CES Aviation LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
CES Aviation V LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
CES Aviation IX LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Structured Asset Securities Corporation	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
East Dover Limited	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Scottish Finance LP	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB Rose Ranch LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB 2080 Kalakaua Owners LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
BNC Mortgage LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB Somerset LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB Preferred Somerset LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
PAMI Statler Arms LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Merit LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-

Schedule of Claims of Debtor- Controlled Entities

Debtor-Controlled Entity (Claimant)
Debtor (Claim Obligor)	LB PRIVATE CONVERTIBLE FUND LTD	GLOBAL THAI DOT COM (CAYMAN) LTD	ELMWOOD Y.K.	ARGO Y.K.	BLUE WAY FINANCE CORPORATION U.A.	LEHMAN BROTHERS JAPAN INCORPORATED	LB AUSTRALIA SECURITIES PTY LTD	NL GP INC.	GKI KOREA MANAGEMENT LIMITED	NALE TRUST
Lehman Brothers Holdings Inc.
Class 4A	$-	$-	$-	$16,574	$-	$18,872	$18,466	$26,131	$26,839	$40,474
Class 4B	$-	$11,117	$-	$-	$17,289	$-	$3,128	$-	$-	$-
Class 8	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Special Financing Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Commodity Services Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Commercial Corporation	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Commercial Paper Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers OTC Derivatives Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Financial Products Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Derivative Products Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LUXCO	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB 745 LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
CES Aviation LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
CES Aviation V LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
CES Aviation IX LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Structured Asset Securities Corporation	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
East Dover Limited	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Scottish Finance LP	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB Rose Ranch LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB 2080 Kalakaua Owners LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
BNC Mortgage LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB Somerset LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB Preferred Somerset LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
PAMI Statler Arms LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Merit LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-

Debtor (Claim Obligor)	LB LUXEMBOURG INVESTMENTS SARL	PARTRIDGE FUNDING INTERNATIONAL SRL	LB ASSET MANAGEMENT	LB HOLDINGS SCOTTISH LTD PART.	DELAWARE INVESTMENT HOLDINGS LLC	LB INDIA HLDGS MAURITIUS II LTD	M&L DENT INVESTMENTS PTY LTD	LB INTL. SERVICES INC.	LB INDIA HLDGS MAURITIUS I LTD	LUBS INC
Lehman Brothers Holdings Inc.
Class 4A	$6,249,977	$30,144,188	$33,273,582	$-	$36,477,484	$-	$40,437,284	$3,227,711	$-	$54,481,224
Class 4B	$22,138,036	$53,778	$-	$34,274,526	$-	$30,279,747	$892,353	$-	$53,792,762	$-
Class 8	$-	$-	$-	$-	$-	$11,000,262	$-	$-	$-	$-
Lehman Brothers Special Financing Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Commodity Services Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Commercial Corporation	$-	$-	$-	$-	$-	$4,132,783	$-	$-	$-	$-
Lehman Commercial Paper Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers OTC Derivatives Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Financial Products Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Derivative Products Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LUXCO	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB 745 LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
CES Aviation LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
CES Aviation V LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
CES Aviation IX LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Structured Asset Securities Corporation	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
East Dover Limited	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Scottish Finance LP	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB Rose Ranch LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB 2080 Kalakaua Owners LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
BNC Mortgage LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB Somerset LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB Preferred Somerset LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
PAMI Statler Arms LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Merit LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-

Schedule of Claims of Debtor- Controlled Entities

Debtor-Controlled Entity (Claimant)
Debtor (Claim Obligor)	GLOBAL KOREA INVESTMENTS LTD	EAGLE HOLDINGS II INC	KARABOON COMPANY LIMITED	LEHMAN CMO INC.	THAI STRATEGIC ASSET FUND/ PTG	DYNAMO INVESTMENTS LIMITED	LUNAR CONSTELLATION LIMITED PARTNER	NB ART ADVISORY (NBART)	LBA FUNDING- CAYMAN LTD	LB (THAILAND) LIMITED PCO-NEWTHB
Lehman Brothers Holdings Inc.
Class 4A	$41,059	$59,709	$64,393	$66,738	$-	$70,690	$-	$74,227	$16,926	$56,564
Class 4B	$-	$-	$-	$-	$70,090	$-	$73,073	$-	$60,575	$25,575
Class 8	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Special Financing Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Commodity Services Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Commercial Corporation	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Commercial Paper Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers OTC Derivatives Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Financial Products Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Derivative Products Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LUXCO	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB 745 LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
CES Aviation LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
CES Aviation V LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
CES Aviation IX LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Structured Asset Securities Corporation	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
East Dover Limited	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Scottish Finance LP	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB Rose Ranch LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB 2080 Kalakaua Owners LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
BNC Mortgage LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB Somerset LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB Preferred Somerset LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
PAMI Statler Arms LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Merit LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-

Debtor (Claim Obligor)	LEHMAN BROTHERS PACIFIC SERVICES	LB DELTA (CAYMAN) NO.1 LIMITED	LBS HOLDINGS SARL	LB GLOBAL INVESTMENTS LLC(DELAWARE)	REPE LBREP III LLC	CAISTOR TRADING BV	LB PRIVATE EQUITY ADVISERS LLC	LEHMAN INVESTMENTS INC.	STOCKHOLM INVESTMENTS LIMITED	LB 745 LEASECO I LLC
Lehman Brothers Holdings Inc.
Class 4A	$66,970,865	$-	$88,602,127	$93,504,357	$117,250,593	$122,793,577	$126,090,101	$131,518,815	$168,965,189	$172,405,039
Class 4B	$8,279,250	$82,289,937	$-	$-	$-	$0	$845,813	$10,151,108	$2,149,687	$-
Class 8	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Special Financing Inc.	$-	$-	$-	$-	$-	$-	$649,011	$42,296,281	$102,495	$-
Lehman Brothers Commodity Services Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Commercial Corporation	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Commercial Paper Inc.	$-	$-	$1,116,931	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers OTC Derivatives Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Financial Products Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Derivative Products Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LUXCO	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB 745 LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
CES Aviation LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
CES Aviation V LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
CES Aviation IX LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Structured Asset Securities Corporation	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
East Dover Limited	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Scottish Finance LP	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB Rose Ranch LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB 2080 Kalakaua Owners LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
BNC Mortgage LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB Somerset LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB Preferred Somerset LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
PAMI Statler Arms LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Merit LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-

Schedule of Claims of Debtor- Controlled Entities

Debtor-Controlled Entity (Claimant)
Debtor (Claim Obligor)	MICT LIMITED	DIOGENES MGMT CO. INC.	CES AVIATION XI	SOUTHWESTERN FIRST CAPITAL LLC	CES AVIATION XII	GLOBAL THAI PROPERTY FUND	STAMFORD INVSTMENT REALTY INC.	BIRCH Y.K.	LB HY OPPORT KOREA INC	ELLIS ISLAND
Lehman Brothers Holdings Inc.
Class 4A	$2,100	$91,394	$98,306	$0	$109,394	$110,555	$-	$23	$-	$134,274
Class 4B	$86,540	$-	$-	$-	$-	$-	$-	$-	$125,402	$6,113
Class 8	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Special Financing Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Commodity Services Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Commercial Corporation	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Commercial Paper Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers OTC Derivatives Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Financial Products Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Derivative Products Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LUXCO	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB 745 LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
CES Aviation LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
CES Aviation V LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
CES Aviation IX LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Structured Asset Securities Corporation	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
East Dover Limited	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Scottish Finance LP	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB Rose Ranch LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB 2080 Kalakaua Owners LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
BNC Mortgage LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB Somerset LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB Preferred Somerset LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
PAMI Statler Arms LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Merit LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-

Debtor (Claim Obligor)	LBHK FUNDING (CAYMAN) NO. 1 LIMITED	RIBCO LLC	DL MORTGAGE CORP	LBAC HOLDINGS I INC.	LCPI PROPERTIES INC.	ALI INC.	LEHMAN BROTHERS GLOBAL SERVICES	LONG POINT FUNDING PTY LTD	SERAFINO INVESTMENTS PTY LIMITED	GTI TAIWAN LIMITED
Lehman Brothers Holdings Inc.
Class 4A	$178,369,589	$268,513,401	$271,976,307	$348,039,948	$731,664,303	$3,498,794,092	$-	$-	$-	$1,011,335
Class 4B	$42,491,250	$0	$101,841	$-	$-	$140,406	$-	$-	$-	$-
Class 8	$51,373	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Special Financing Inc.	$214,054	$-	$-	$-	$-	$585,023	$5,260	$-	$-	$-
Lehman Brothers Commodity Services Inc.	$-	$-	$-	$-	$-	$-	$8,052	$-	$-	$-
Lehman Brothers Commercial Corporation	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Commercial Paper Inc.	$-	$-	$-	$-	$-	$-	$1,198	$4,585,884	$5,201,848	$-
Lehman Brothers OTC Derivatives Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Financial Products Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Derivative Products Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LUXCO	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB 745 LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
CES Aviation LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
CES Aviation V LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
CES Aviation IX LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Structured Asset Securities Corporation	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
East Dover Limited	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Scottish Finance LP	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB Rose Ranch LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB 2080 Kalakaua Owners LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
BNC Mortgage LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB Somerset LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB Preferred Somerset LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
PAMI Statler Arms LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Merit LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-

Schedule of Claims of Debtor- Controlled Entities

Debtor-Controlled Entity (Claimant)
Debtor (Claim Obligor)	CES AVIATION X	LEHCRED LLC	MAEWHA K-STARS LTD	SECURITY ASSURANCE ADVISERS II LP	LB OFFSHORE PARTNERS II LTD.	LEHMAN BROTHERS ASIAN INVESTMENTS	SAMUI HOTEL 1 COMPANY LIMITED	NEWARK PROPERTIES ONE INC	ASIA INDO OPPORTUNITY II LTD	LB RENAR LPTGA
Lehman Brothers Holdings Inc.
Class 4A	$148,557	$-	$-	$945,457	$180,342	$5	$-	$216,873	$1	$237,418
Class 4B	$-	$-	$163,979	$-	$-	$-	$-	$-	$222,049	$1,346
Class 8	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Special Financing Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Commodity Services Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Commercial Corporation	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Commercial Paper Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers OTC Derivatives Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Financial Products Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Derivative Products Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LUXCO	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB 745 LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
CES Aviation LLC	$7,097	$-	$-	$-	$-	$-	$-	$-	$-	$-
CES Aviation V LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
CES Aviation IX LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Structured Asset Securities Corporation	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
East Dover Limited	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Scottish Finance LP	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB Rose Ranch LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB 2080 Kalakaua Owners LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
BNC Mortgage LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB Somerset LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB Preferred Somerset LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
PAMI Statler Arms LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Merit LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-

Debtor (Claim Obligor)	LUXEMBOURG TRADING FINANCE S.A.R.L.	LEHMAN BROTHERS BANK	SELECT ASSET INC	PROPERTY ASSET MANAGEMENT INC	LEHMAN ABS CORP	LEHMAN BROTHERS BANCORP INC.	LEHMAN HOUSING CAPITAL INC.	LEHMAN STRUCTURED SECURITIES CORP	LEHMAN SYNDICATED LOANS INC.	314 COMMONWEALTH AVE. INC.
Lehman Brothers Holdings Inc.
Class 4A	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Class 4B	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Class 8	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Special Financing Inc.	$-	$-	$-	$-	$1,686	$-	$-	$-	$-	$3,053,296
Lehman Brothers Commodity Services Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Commercial Corporation	$3,915,000	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Commercial Paper Inc.	$-	$-	$6,622	$-	$90,386,193	$0	$5,082,955	$32,451	$8,204,886	$-
Lehman Brothers OTC Derivatives Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Financial Products Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Derivative Products Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LUXCO	$593,398,140	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB 745 LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
CES Aviation LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
CES Aviation V LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
CES Aviation IX LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Structured Asset Securities Corporation	$-	$-	$-	$-	$27	$-	$-	$-	$-	$-
East Dover Limited	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Scottish Finance LP	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB Rose Ranch LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB 2080 Kalakaua Owners LLC	$-	$-	$-	$31,297,880	$-	$-	$-	$-	$-	$-
BNC Mortgage LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB Somerset LLC	$-	$-	$-	$7,467,932	$-	$-	$-	$-	$-	$-
LB Preferred Somerset LLC	$-	$-	$-	$9,656,919	$-	$-	$-	$-	$-	$-
PAMI Statler Arms LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Merit LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-

Schedule of Claims of Debtor-Controlled Entities

Debtor-Controlled Entity (Claimant)
Debtor (Claim Obligor)	LBQ HONG KONG FUNDING L.P.	FALCON HOLDINGS IV INC.	FAMCO	LBHK FUNDING (CAYMAN) NO 2 LIMITED	E-VALUATE II GP LLC	LB EUROPE INC.	LEHMAN HOUSING LENDING CORP.	JAPAN INVESTMENT PARTNERSHIP HLGS	LEH BROTHERS HK OLYMPUS FUNDING LP	NB AGENCY (NBAGN)
Lehman Brothers Holdings Inc.
Class 4A	$100,729	$155,037	$298,470	$304,569	$337,292	$-	$373,717	$378,529	$345,257	$397,695
Class 4B	$-	$139,979	$-	$-	$-	$-	$-	$-	$36,791	$-
Class 8	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Special Financing Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Commodity Services Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Commercial Corporation	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Commercial Paper Inc.	$-	$-	$-	$-	$-	$926	$-	$-	$-	$-
Lehman Brothers OTC Derivatives Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Financial Products Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Derivative Products Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LUXCO	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB 745 LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
CES Aviation LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
CES Aviation V LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
CES Aviation IX LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Structured Asset Securities Corporation	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
East Dover Limited	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Scottish Finance LP	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB Rose Ranch LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB 2080 Kalakaua Owners LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
BNC Mortgage LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB Somerset LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB Preferred Somerset LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
PAMI Statler Arms LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Merit LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-

Debtor (Claim Obligor)	LBD YK	LEHMAN RISK ADVISORS INC.	APPALACHIAN ASSET MGT CORP	LB GLOBAL INVESTMENT CORP. INC	ABEL HEALTH VENTURE (LLC)	CES AVIATION II	7TH AVENUE INC	TALLUS INC	PENTARING INC	CES AVIATION III LLC
Lehman Brothers Holdings Inc.
Class 4A	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Class 4B	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Class 8	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Special Financing Inc.	$116,668	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Commodity Services Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Commercial Corporation	$-	$7,043,446	$107,014	$-	$-	$-	$-	$-	$-	$-
Lehman Commercial Paper Inc.	$-	$-	$-	$812,732	$2,065,982	$-	$1,000,000,000	$34,105,697	$206,187,307	$-
Lehman Brothers OTC Derivatives Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Financial Products Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Derivative Products Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LUXCO	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB 745 LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
CES Aviation LLC	$-	$-	$-	$-	$-	$214,035	$-	$-	$-	$-
CES Aviation V LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
CES Aviation IX LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$420
Structured Asset Securities Corporation	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
East Dover Limited	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Scottish Finance LP	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB Rose Ranch LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB 2080 Kalakaua Owners LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
BNC Mortgage LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB Somerset LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB Preferred Somerset LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
PAMI Statler Arms LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Merit LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-

Schedule of Claims of Debtor-Controlled Entities

Debtor-Controlled Entity (Claimant)
Debtor (Claim Obligor)	LB FINANCE JAPAN HEAD OFFICE	GKI COMMERCIAL REAL ESTATE 1 LTD	GL COMMERCIAL REAL ESTATE 1 LLC	LB ODC 2	CAPITAL GROWTH INVESTMENTS LTD.	BROOKWOOD ENERGY & PROPERTIES INC	PICNIC 1 INC	LEHMAN BROTHERS/MBGP INC.	ACADIA RJV, LLC	LB OPPORTUNITY HOLDING INC
Lehman Brothers Holdings Inc.
Class 4A	$467,159	$0	$482,410	$510,258	$-	$592,363	$632,789	$688,174	$851,872	$2,793
Class 4B	$-	$471,039	$-	$-	$200,920	$-	$-	$-	$-	$707,145
Class 8	$-	$-	$-	$-	$384,533	$-	$-	$-	$-	$-
Lehman Brothers Special Financing Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Commodity Services Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Commercial Corporation	$-	$-	$-	$-	$1,602,221	$-	$-	$-	$-	$-
Lehman Commercial Paper Inc.	$-	$-	$4,705	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers OTC Derivatives Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Financial Products Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Derivative Products Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LUXCO	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB 745 LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
CES Aviation LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
CES Aviation V LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
CES Aviation IX LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Structured Asset Securities Corporation	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
East Dover Limited	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Scottish Finance LP	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB Rose Ranch LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB 2080 Kalakaua Owners LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
BNC Mortgage LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB Somerset LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB Preferred Somerset LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
PAMI Statler Arms LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Merit LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-

Debtor (Claim Obligor)	LB HERCULES HOLDINGS LLC	LB INVESTMENT MGMT COMPANY LTD	BROMLEY LLC	LB2 LIMITED	AEGIS FINANCE LLC	737 PORTFOLIO TRUST	LB GPS LIGHTFOOT LLC	LB RE FINANCING NO. 2 LIMITED (1)	STRUCTURED ASSET SECURITIES CORP II
Lehman Brothers Holdings Inc.
Class 4A	$-	$-	$-	$-	$-	$-	$-	$-	$849,350
Class 4B	$-	$-	$-	$-	$-	$-	$-	$-	$-
Class 8	$-	$-	$-	$-	$-	$-	$-	$6,790,721,227	$-
Lehman Brothers Special Financing Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Commodity Services Inc.	$100,115	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Commercial Corporation	$23	$52,199,697	$-	$-	$-	$-	$-	$-	$-
Lehman Commercial Paper Inc.	$-	$-	$1,046,359	$425,000,000	$2,869,007	$120,201,809	$13,400,000	$-	$-
Lehman Brothers OTC Derivatives Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Financial Products Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Brothers Derivative Products Inc.	$-	$-	$-	$-	$-	$-	$-	$-	$-
LUXCO	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB 745 LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-
CES Aviation LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-
CES Aviation V LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-
CES Aviation IX LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-
Structured Asset Securities Corporation	$-	$-	$-	$-	$-	$-	$-	$-	$-
East Dover Limited	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lehman Scottish Finance LP	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB Rose Ranch LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB 2080 Kalakaua Owners LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-
BNC Mortgage LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB Somerset LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-
LB Preferred Somerset LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-
PAMI Statler Arms LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-
Merit LLC	$-	$-	$-	$-	$-	$-	$-	$-	$-

(1) These amounts supersede in all respects the proofs of Claims filed by such entities, and such proofs of Claim shall be disregarded. The net effect of the Claims of LB Re Financing No. 1 Limited and LB Re Financing No. 2 Limited between and among each other and LBHI was taken into account in the Recovery Analysis and Liquidation Analysis included in the Disclosure Statement.

EXHIBIT 10

RECONCILIATION OF OWNERSHIP OF ASSETS

The Plan compromises numerous issues among and between the Debtors, the Affiliates and the various creditors. One of the issues resolved is the “ownership and rights of various Debtors and their Affiliates with respect to certain assets.” See Section 6.5 of the Plan. As more fully explained in sections IV(K)(3) and VIII of the Disclosure Statement, the Debtors engaged in numerous inter-company repurchase transactions where the purchaser (often LCPI) did not take possession of the asset although the purchaser ultimately became the beneficial owner of the asset. Certain of these assets also served as underlying collateral in securitization structures that have been unwound or restructured. Accounting for the assets based on the beneficial ownership held by the various Debtors and Affiliates instead of legal title has created a significant burden on the administration of these Estates. In order to “close” the various inter-company repurchase transactions and to simplify the accounting for the Estates, in connection with the Plan, the Debtors intend to make the transfers set forth in the attached schedule, which will align the legal title with beneficial ownership. The Recovery and Liquidation Analyses in Exhibits 4 and 5 of the Disclosure Statement were prepared as if these transfers of legal title had already occurred.

Assets to be Transferred to LCPI or Subsidiary of LCPI (Listed in Alphabetical Order)

Assets >$5mm in Market Value as of June 30, 2011(1) Listed Separately

Asset Description (2)	Parent Entity (3)	Asset Type	Property Type
237 PARK AVE ATRIUM MEZZANINE	LBHI	Mezzanine	Office
350 WEST BROADWAY MEZZANINE	LBHI	Mezzanine	Condo
816 CONGRESS	LBHI	Real Estate Owned (“REO”)	Office
ARCHSTONE FANNIE (2 positions)	LBHI	Equity	Multi Family
ARCHSTONE FREDDIE	LBHI	Equity	Multi Family
ATLAS LINE OF CREDIT	LBHI	Line of Credit	Other
AZ LAND 72	LBHI	REO	Land - Non Residential
BALLPARK MEZZANINE	LBHI	Mezzanine	Office
BOULDER SPRINGS	LBHI	REO	Land - Residential
CA VILLA VENETIA HOLDINGS LLC	PAMI	Equity	Multi Family
COMMONS OF MCLEAN	LBHI	REO	Multi Family
CRESCENT HOTELS - AUSTIN CENTE	LBHI	REO	Office
CULVER MEZZANINE	LBHI	Mezzanine	Office
FL WHITWORTH HOLDINGS LLC	LBHI	REO	Land - Residential
GABLES MARQUIS LOAN	LBHI	1st Lien	Condo
GENCOM-GENWOOD 7 - HOLIDAY INN	LBHI	REO	Lodging
GILBERT TOWN CENTER	LBHI	REO	Land - Residential
GRAND PRIX - ANAHEIM MEZZANINE	LBHI	Mezzanine	Lodging
GREENWICH PLACE	PAMI	REO	Multi Family
GUILFORD CTR- GREENSBORO LOAN	LBHI	1st Lien	Office
HIGH ST REAL ESTATE FUND III	PAMI	Equity	Industrial
HILTON LOAN	LBHI	1st Lien	Lodging
HOBOKEN TERMINAL - PPIII	PAMI	Equity	Land - Mixed Use
IL HANOVER SENIOR LIVING LLC	PAMI	REO	Healthcare
ISLAND GLOBAL YACHTING	PAMI	Equity	Other
KOJAIAN TEACHERS	LBHI	REO	Office
LAS VEGAS MART	LBHI	REO	Land - Non Residential
LB 607 HUDSON PREFERRED	PAMI	Equity	Healthcare
LB 607 HUDSON STREET LLC	PAMI	Equity	Healthcare
LB CRESCENT PARK LP	PAMI	REO	Multi Family
LB EASTVIEW INC PAMI	PAMI	Equity	Land - Residential
LB ECS LLC	PAMI	Equity	Multi Family
LB HILLS GOLF LLC	PAMI	REO	Golf
LB IMT LLC	PAMI	Equity	Other
LB KAMALANI LLC	PAMI	Equity	Condo
LB KTO LLC	PAMI	REO	Land - Non Residential
LB MAINGATE HOTEL LLC	PAMI	REO	Lodging
LB NYLO LLC	PAMI	Equity	Other
LB PLANO LLC	PAMI	Equity	Lodging
LB QUAIL VALLEY LP	PAMI	REO	Multi Family
LB RIDGE CROSSING PREFERRED LLC	PAMI	Equity	Multi Family
LB SETH LLC	PAMI	Equity	Multi Family
LB SOUTH BEACH LLC	PAMI	Equity	Lodging
LB STAMFORD LLC	PAMI	REO	Office
LB WEST BAY DEVELOPMENT LLC	PAMI	REO	Condo
LCOR BALLENGER AVENUE LLC	PAMI	Equity	Office
LEHMAN 7 HOTEL PORTFOLIO LOAN	LBHI	1st Lien	Lodging
LIBERTY SQUARE MEZZANINE	LBHI	Mezzanine	Office
LINCOLN AVENTURA LLC	PAMI	REO	Multi Family
MO 13190 SOUTH OUTER 40 ROAD, LLC	PAMI	REO	Healthcare
MONTAUK YACHT CLUB LOAN	LBHI	1st Lien	Lodging
MURIFIELD LOAN	LBHI	1st Lien	Multi Family
NORTH PEAK	PAMI	REO	Land - Residential
NYLO HOTEL LAS COLINAS PARTNERS LOAN	LBHI	1st Lien	Lodging
OAK KNOLL & DEL AMO LOAN	ALI	1st Lien	Land - Residential
OH 151 WEST FIFTH LLC	PAMI	REO	Lodging
ONE KANSAS CITY PLACE LOAN	LBHI	1st Lien	Office
PAMI HAMLINS AT CEDAR CREEK LP	PAMI	REO	Multi Family
PAMI LAKEWOOD LODGE LLC	PAMI	REO	Multi Family
PAMI PUBLIC PRIVATE I	PAMI	Equity	Other
PAMI PUBLIC PRIVATE II	PAMI	Equity	Land - Mixed Use
PCCP LB MAUNA SITE M LLC	PAMI	Equity	Land - Residential
PCCP LB NF HOLDCO LLC	PAMI	Equity	Land - Non Residential
PCCP LB OCEANSIDE 1 LLC	PAMI	Equity	Industrial
PCCP LB WESTERN HOLDINGS LLC	PAMI	Equity	Land - Residential
PETRINI BAKERSFIELD	ALI	REO	Land - Residential
PLF LB SYNDICATION PARTNER LLC	PAMI	Equity	Industrial
RITZ CARLTON KAPALUA	LBHI	1st Lien	Lodging
RITZ KAPALUA FACILITY A	LBHI	1st Lien	Condo
RIVER SOUND DEVELOPMENT LLC	PAMI	REO	Land - Residential
RIVERBEND/WALKER SQ	LBHI	REO	Condo Conversion
ROSSLYN LB	PAMI	Equity	Office
ROSSLYN LB LOAN	PAMI	1st Lien	Office
SENECA	PAMI	REO	Land - Residential
SHERATON LW-LP	PAMI	REO	Lodging
SIENNA APARTMENTS	LBHI	REO	Multi Family
THE POINT SENIOR LOAN	LBHI	1st Lien	Lodging
THUNDER SPRINGS SENIOR LOAN	LBHI	1st Lien	Land - Residential
TIRADOR	PAMI	REO	Land - Non Residential
VEGAS LAND MOTEL	LBHI	REO	Lodging
WAIKOLA LOAN	LBHI	1st Lien	Land - Residential

407 other commercial real estate assets each with a market value of <$5 million as of June 30, 2011	Various	Various	Various

423 mortgage pools with an aggregate of 2,571 individual residential mortgage loans (each with a market value of <$5 million as of June 30, 2011)	Various	Mortgage Pools	Residential

Notes:

(1)	Information provided is as of June 30, 2011. Assets sold post-June 30, 2011 have been removed from the list, and the proceeds from these sales will ultimately be remitted to LCPI. Certain of the assets listed that LCPI has an economic interest in served as underlying collateral in securitization structures that have been unwound or restructured.

(2)	Reflects internal descriptions for positions to be transferred, many of which are owned by separate LLCs.

(3)	Reflects parent entity currently holding the assets. These assets may be held by separate LLCs within the parent entity. “PAMI” refers to Property Asset Management Inc.

Asset transfers set forth on this schedule are subject to change and may exclude positions ultimately transferred pursuant to the Plan.

EXHIBIT 11

LIST OF DEBTORS AND DEBTOR-CONTROLLED ENTITIES TO BE

DISSOLVED OR MERGED PURSUANT TO THE PLAN

In accordance with sections 7.5 and 7.6 of the Plan, the Debtors intend to wind-down certain Debtor-Controlled Entities, including the following, by (i) distributing a Debtor-Controlled Entity’s assets, if any, first, pro rata to such Debtor-Controlled Entity’s creditors to satisfy such Debtor-Controlled Entity’s liabilities, if any, and, second, pro rata to holders of such Debtor-Controlled Entity’s Equity Interests, (ii) merging or otherwise consolidating a Debtor-Controlled Entity with one or more other Debtor Controlled Entities or a Debtor, or (iii) dissolving or abandoning a Debtor-Controlled Entity. To facilitate Distributions pursuant to the Plan, and, provided there is no material impact on recoveries, a Debtor may permit setoff in satisfaction of amounts owed to the Debtor by a Debtor-Controlled Entity by (a) Claims of such Debtor-Controlled Entity against the Debtor or (b) Claims acquired by such Debtor-Controlled Entity pursuant to clause (i) above. The Debtors believe that the foregoing will not affect the Recovery and Liquidation Analyses in Exhibits 4 and 5 of the Disclosure Statement. The Debtors reserve all rights to wind-down the following and other Debtor-Controlled Entities by any other means in accordance with applicable law.

ABLE HEALTH VENTURES LLC

BLIXEN U.S.A. INC.

CES AVIATION II LLC

CES AVIATION III LLC

CES AVIATION IV LLC

CES AVIATION VI LLC

CES AVIATION VII LLC

CES AVIATION VIII LLC

CES AVIATION X LLC

CES AVIATION XI LLC

CES AVIATION XII LLC

CES AVIATION XIII LLC

CES AVIATION XIV LLC

CES AVIATION XV LLC

COHANE RAFFERTY, LLC

DELAWARE INVESTMENT HOLDINGS LLC

EAGLE HOLDINGS I LLC

E-VALUATE GP, LLC

GLOBAL PRINCIPAL STRATEGIES LOANS INC.

GT INVESTMENT COMPANY I, LLC

JET PARTNERS LLC

LB 745 LEASECO I LLC

LB 745 LEASECO II LLC

LB BURRAGE HOUSE INC.

LB FUNDING CORP. II

LEHMAN BROTHERS GLOBAL INFRASTRUCTURE ASSOCIATES HOLDINGS L.L.C.

LB HERCULES INVESTMENT SERVICES LLC

LB HYDERABAD INVESTMENTS I LLC

LB MARKETS LLC

LB PRIVATE WEALTH MANAGEMENT, INC.

LB PWM, LLC

LB RENAR LPGA INC.

LBCCA HOLDINGS I LLC

LBCCA HOLDINGS II LLC

LBK RIBCO L.P.

LCCI LP

LCCI II GP LLC

LEHMAN BROTHERS ASSET MANAGEMENT INC.

LEHMAN BROTHERS EUROPE INC.

LEHMAN BROTHERS INTERNATIONAL SERVICES, INC.

LEHMAN BROTHERS INVESTMENTS JAPAN INC.

LEHMAN BROTHERS OVERSEAS INC.

LEHMAN BROTHERS PRIVATE FUND MANAGEMENT GP, LLC

LEHMAN CMBS FUNDING INC.

LEHMAN CMO INC.

LEHMAN POWER SERVICES LLC

LEHMAN RESIDENTIAL OPPORTUNITIES CORP.

LEHMAN SYNDICATED LOAN INC.

LIBRO HOLDINGS II INC.

LUNAR CONSTELLATION LIMITED PARTNERSHIP

PICNIC II, INC.

REPE LBREM LLC

REVIVAL FUND MANAGEMENT KOREA LLC

SECURITY ASSURANCE ADVISERS GP, LLC

SECURITY ASSURANCE ADVISERS, LP

7TH AVENUE INC.

STRUCTURED ASSET SECURITIES CORPORATION II

TALLUS INC.

THE MAIN OFFICE MANAGEMENT COMPANY GP, LLC

W 2 HOLDINGS LLC

WEST DOVER, LLC

YOKOHAMA INVESTMENTS, LLC

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